UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-03213

NATIONWIDE VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: December 31, 2012

Date of reporting period: January 1, 2012 through December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 C.F.R. § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 C.F.R. § 270.30e-1).

American Century NVIT Growth Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

15	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

19	Financial Highlights

20	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Supplemental Information

30	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-GR (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

Growth funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in foreign securities.

The Fund is subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including

2

Important Disclosures (Continued)

defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the 1,000 largest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

3

Important Disclosures (Continued)

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of American Century Investment Management, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of American Century Investment Management, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve—a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds—and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

American Century NVIT Growth Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the American Century NVIT Growth Fund (Class I) returned 14.02% versus 15.26% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 237 funds as of December 31, 2012) was 16.00% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributor to Fund performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the health-care, telecommunication services and energy sectors.

In terms of individual Fund holdings, Crown Castle International Corp., a cellular tower company, was the most notable contributor to the Fund’s relative performance during the reporting period. The company benefited as cellular network providers such as AT&T Inc. and Verizon Communications Inc. increasingly spent capital to strengthen their networks and keep pace with rising cellular voice and data traffic.

The Fund’s position in home improvement retailer Lowe’s Cos., Inc. also was a strong contributor to relative Fund performance during the reporting period. The company continued to benefit from improving housing market and consumer trends.

In addition, the Fund’s first-quarter 2012 overweight position in Illumina, Inc., a genetic analysis equipment manufacturer, was a top contributing factor for relative Fund performance during the reporting period. Illumina’s stock was up dramatically during the first quarter of 2012 on an acquisition offer from Roche Holding Ltd. The Fund subsequently exited the position and the acquisition later fell through.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The most significant detractors from Fund performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the information technology, industrials and financials sectors.

In terms of individual Fund holdings, semiconductor company Marvell Technology Group Ltd. was a major detractor from relative Fund performance during the reporting period. The company struggled, beginning in April 2012, due to fears of slower computer hard drive sales and increased competition from China in the wireless chip business.

The Fund’s holdings in integrated oil firm Occidental Petroleum Corp. also detracted from relative Fund performance during the reporting period. The company continued to be hurt by a difficult environment for natural gas as prices remained weak and inventory levels were high.

The Fund’s underweight position relative to the benchmark in Wal-Mart Stores, Inc. also was a detracting factor for Fund performance during the reporting period. The company reported better-than-expected results, which lifted the stock’s price.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. The total contribution of futures contracts toward relative Fund performance for the reporting period was positive. The average weight of the futures contracts exposure was 0.04% during the reporting period.

Subadviser:

American Century Investment Management, Inc.

Portfolio Managers:

E.A. Prescott LeGard, CFA and Gregory J. Woodhams, CFA

7

Fund Performance	American Century NVIT Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class I	14.02%	2.01%	7.92%
Class II	13.78%	1.76%	7.66%
Class IV2	14.02%	2.01%	7.92%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of Class IV shares (April 28, 2003), are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers of reimbursements, such prior performance is similar to what Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for Class IV shares has not been adjusted to reflect its lower expenses.

Expense Ratios

Expense Ratio*
Class I	0.95%
Class II	1.20%
Class IV	0.95%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the American Century NVIT Growth Fund versus performance of the Russell 1000® Growth Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell 1000® Growth index measures the performance of the stock of U.S. companies in the Russell 1000® Index (the 1,000 largest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	American Century NVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

American Century NVIT Growth Fund			Beginning Account Value($) 07/01/12	Ending Account Value($) 12/31/12	Expenses Paid During Period ($) 07/01/12 -12/31/12[a]	Expense Ratio During Period (%) 07/01/12 -12/31/12[a]
Class I Shares	Actual		1,000.00	1,034.20	4.40	0.86
	Hypothetical	[b]	1,000.00	1,020.81	4.37	0.86
Class II Shares	Actual		1,000.00	1,033.10	5.67	1.11
	Hypothetical	[b]	1,000.00	1,019.56	5.63	1.11
Class IV Shares	Actual		1,000.00	1,034.20	4.40	0.86
	Hypothetical	[b]	1,000.00	1,020.81	4.37	0.86

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	American Century NVIT Growth Fund
December 31, 2012

Asset Allocation †
Common Stocks	99.3%
Exchange Traded Fund	0.4%
Mutual Fund	0.1%
Other assets in excess of liabilities	0.2%

100.0%

Top Industries ††
Computers & Peripherals	9.1%
Software	6.8%
Aerospace & Defense	5.4%
Beverages	4.7%
Information Technology Services	4.2%
Pharmaceuticals	4.1%
Internet Software & Services	4.0%
Media	3.9%
Food & Staples Retailing	3.7%
Specialty Retail	3.5%
Other Industries	50.6%

100.0%

Top Holdings ††
Apple, Inc.	6.5%
Philip Morris International, Inc.	2.4%
International Business Machines Corp.	2.4%
Oracle Corp.	2.4%
Google, Inc., Class A	2.4%
Microsoft Corp.	2.3%
Wal-Mart Stores, Inc.	2.0%
Coca-Cola Co. (The)	2.0%
Amazon.com, Inc.	2.0%
MasterCard, Inc., Class A	1.8%
Other Holdings	73.8%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

American Century NVIT Growth Fund

Common Stocks 99.3%

	Shares	Market Value

Aerospace & Defense 5.4%
Boeing Co. (The)	13,243	$997,993
Honeywell International, Inc.	35,966	2,282,762
Precision Castparts Corp.	8,229	1,558,737
Textron, Inc.	29,000	718,910
United Technologies Corp.	25,080	2,056,811

		7,615,213

Air Freight & Logistics 1.0%
United Parcel Service, Inc., Class B	18,927	1,395,488

Airlines 0.3%
Alaska Air Group, Inc.*	8,230	354,631

Automobiles 0.6%
Harley-Davidson, Inc.	18,357	896,556

Beverages 4.7%
Beam, Inc.	11,353	693,555
Brown-Forman Corp., Class B	4,950	313,087
Coca-Cola Co. (The)	77,929	2,824,926
Monster Beverage Corp.*	9,141	483,376
PepsiCo, Inc.	33,741	2,308,897

		6,623,841

Biotechnology 2.8%
Alexion Pharmaceuticals, Inc.*	7,690	721,399
Amgen, Inc.	17,639	1,522,598
Gilead Sciences, Inc.*	23,486	1,725,047

		3,969,044

Chemicals 2.5%
Agrium, Inc.	7,523	751,623
Monsanto Co.	25,364	2,400,703
W.R. Grace & Co.*	5,265	353,966

		3,506,292

Commercial Banks 1.4%
SunTrust Banks, Inc.	38,495	1,091,333
Wells Fargo & Co.	23,640	808,015

		1,899,348

Commercial Services & Supplies 0.5%
Tyco International Ltd.	25,858	756,347

Communications Equipment 3.2%
Cisco Systems, Inc.	60,801	1,194,740
Harris Corp.	7,393	361,961
Palo Alto Networks, Inc.*	7,195	385,077
QUALCOMM, Inc.	28,264	1,752,933
Riverbed Technology, Inc.*	43,818	864,091

		4,558,802

Common Stocks (continued)

	Shares	Market Value

Computers & Peripherals 9.1%
Apple, Inc.	17,187	$9,161,187
EMC Corp.*	87,310	2,208,943
NetApp, Inc.*	40,820	1,369,511

		12,739,641

Distributors 0.3%
LKQ Corp.*	22,018	464,580

Diversified Telecommunication Services 1.2%
Verizon Communications, Inc.	38,994	1,687,270

Electronic Equipment, Instruments & Components 0.7%
Avnet, Inc.*	11,899	364,228
Trimble Navigation Ltd.*	10,511	628,348

		992,576

Energy Equipment & Services 2.6%
Core Laboratories NV	3,214	351,322
Oceaneering International, Inc.	21,081	1,133,947
Schlumberger Ltd.	31,519	2,183,952

		3,669,221

Food & Staples Retailing 3.7%
Costco Wholesale Corp.	15,271	1,508,317
Wal-Mart Stores, Inc.	41,641	2,841,165
Whole Foods Market, Inc.	8,873	810,371

		5,159,853

Food Products 1.9%
Annie’s, Inc.*	5,904	197,371
Hershey Co. (The)	7,716	557,250
Kraft Foods Group, Inc.	19,549	888,893
Mead Johnson Nutrition Co.	14,743	971,416

		2,614,930

Health Care Equipment & Supplies 2.9%
Abbott Laboratories	26,743	1,751,667
CareFusion Corp.*	12,623	360,765
Cooper Cos., Inc. (The)	3,796	351,054
Covidien PLC	8,277	477,914
DENTSPLY International, Inc.	9,330	369,561
IDEXX Laboratories, Inc.*	2,269	210,563
ResMed, Inc.	12,291	510,937

		4,032,461

Health Care Providers & Services 1.8%
AmerisourceBergen Corp.	32,278	1,393,764
Express Scripts Holding Co.*	22,133	1,195,182

		2,588,946

12

Statement of Investments (Continued)

December 31, 2012

American Century NVIT Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure 2.6%
Marriott International, Inc., Class A	25,357	$945,056
McDonald’s Corp.	13,224	1,166,489
Starbucks Corp.	27,665	1,483,397

		3,594,942

Household Durables 1.1%
Mohawk Industries, Inc.*	7,998	723,579
PulteGroup, Inc.*	42,077	764,118

		1,487,697

Household Products 0.9%
Church & Dwight Co., Inc.	8,354	447,524
Colgate-Palmolive Co.	7,963	832,452

		1,279,976

Industrial Conglomerates 0.7%
Danaher Corp.	16,986	949,517

Information Technology Services 4.2%
International Business Machines Corp.	17,770	3,403,843
MasterCard, Inc., Class A	5,039	2,475,560

		5,879,403

Insurance 0.9%
Travelers Cos., Inc. (The)	18,005	1,293,119

Internet & Catalog Retail 2.5%
Amazon.com, Inc.*	11,002	2,763,042
Expedia, Inc.	12,969	796,945

		3,559,987

Internet Software & Services 4.0%
eBay, Inc.*	44,844	2,287,941
Google, Inc., Class A*	4,634	3,287,220

		5,575,161

Life Sciences Tools & Services 0.4%
Waters Corp.*	7,270	633,362

Machinery 1.9%
Deere & Co.	7,782	672,520
Flowserve Corp.	2,659	390,341
Illinois Tool Works, Inc.	19,828	1,205,741
Lincoln Electric Holdings, Inc.	7,629	371,380

		2,639,982

Media 3.9%
CBS Corp. Non-Voting Shares, Class B	21,643	823,516
Comcast Corp., Class A	63,658	2,379,536
Scripps Networks Interactive, Inc., Class A	14,485	838,972
Viacom, Inc., Class B	26,284	1,386,218

		5,428,242

Common Stocks (continued)

	Shares	Market Value

Metals & Mining 0.6%
Coeur d’Alene Mines Corp.*	14,318	$352,223
Nucor Corp.	11,894	513,583

		865,806

Multiline Retail 0.5%
Macy’s, Inc.	19,175	748,209

Multi-Utilities 0.3%
DTE Energy Co.	7,311	439,026

Oil, Gas & Consumable Fuels 2.0%
EOG Resources, Inc.	11,182	1,350,674
Noble Energy, Inc.	11,041	1,123,311
Occidental Petroleum Corp.	4,528	346,890

		2,820,875

Personal Products 0.7%
Estee Lauder Cos., Inc. (The), Class A	16,278	974,401

Pharmaceuticals 4.0%
Allergan, Inc.	18,407	1,688,474
Bristol-Myers Squibb Co.	28,322	923,014
Eli Lilly & Co.	24,471	1,206,910
Johnson & Johnson	26,685	1,870,618

		5,689,016

Real Estate Investment Trusts (REITs) 1.5%
American Campus Communities, Inc.	13,034	601,258
Simon Property Group, Inc.	9,833	1,554,499

		2,155,757

Real Estate Management & Development 0.4%
CBRE Group, Inc., Class A*	28,988	576,861

Road & Rail 1.7%
Union Pacific Corp.	18,653	2,345,055

Semiconductors & Semiconductor Equipment 3.1%
Intel Corp.	58,430	1,205,411
Linear Technology Corp.	35,146	1,205,508
Teradyne, Inc.*	59,484	1,004,685
Xilinx, Inc.	24,953	895,812

		4,311,416

Software 6.8%
Cadence Design Systems, Inc.*	56,932	769,151
CommVault Systems, Inc.*	5,690	396,650
Microsoft Corp.	123,386	3,298,108
NetSuite, Inc.*	5,150	346,595
Oracle Corp.	99,188	3,304,944
Salesforce.com, Inc.*	4,825	811,083
ServiceNow, Inc.*	9,433	283,273
Splunk, Inc.*	12,954	375,925

		9,585,729

13

Statement of Investments (Continued)

December 31, 2012

American Century NVIT Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail 3.5%
Chico’s FAS, Inc.	21,048	$388,546
Foot Locker, Inc.	11,503	369,476
GNC Holdings, Inc., Class A	21,715	722,675
Home Depot, Inc. (The)	16,453	1,017,618
Lowe’s Cos., Inc.	44,615	1,584,725
Urban Outfitters, Inc.*	21,347	840,218

		4,923,258

Tobacco 2.4%
Philip Morris International, Inc.	40,781	3,410,923

Wireless Telecommunication Services 2.1%
Crown Castle International Corp.*	21,650	1,562,264
SBA Communications Corp., Class A*	19,313	1,371,609

		2,933,873

Total Common Stocks (cost $124,536,483)		139,626,633

Exchange Traded Fund 0.4%
Equity 0.4%
iShares Russell 1000 Growth Index Fund	9,801	641,867

Total Exchange Traded Fund (cost $646,410)		641,867

Mutual Fund 0.1%

	Shares	Market Value

Money Market Fund 0.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (a)	109,225	$109,225

Total Mutual Fund (cost $109,225)		109,225

Total Investments (cost $125,292,118) (b) — 99.8%		140,377,725

Other assets in excess of liabilities — 0.2%		223,633

NET ASSETS — 100.0%		$140,601,358

*	Denotes a non-income producing security.
(a)	Represents 7-day effective yield as of December 31, 2012.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2012

American Century NVIT Growth Fund
Assets:
Investments, at value (cost $125,292,118)	$140,377,725
Dividends receivable	125,050
Receivable for investments sold	200,901
Receivable for capital shares issued	126,030
Reclaims receivable	1,118
Prepaid expenses	308

Total Assets	140,831,132

Liabilities:
Payable for capital shares redeemed	100,911
Accrued expenses and other payables:
Investment advisory fees	69,275
Fund administration fees	9,769
Distribution fees	4,807
Administrative servicing fees	19,602
Accounting and transfer agent fees	246
Custodian fees	865
Professional fees	9,657
Printing fees	14,157
Other	485

Total Liabilities	229,774

Net Assets	$140,601,358

Represented by:
Capital	$149,538,910
Accumulated undistributed net investment income	230,614
Accumulated net realized losses from investment and futures transactions	(24,253,696)
Net unrealized appreciation/(depreciation) from investments	15,085,607
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(77)

Net Assets	$140,601,358

Net Assets:
Class I Shares	$95,949,532
Class II Shares	23,360,589
Class IV Shares	21,291,237

Total	$140,601,358

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	6,150,385
Class II Shares	2,279,140
Class IV Shares	1,364,945

Total	9,794,470

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.60
Class II Shares	$10.25
Class IV Shares	$15.60

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Year Ended December 31, 2012

American Century NVIT Growth Fund
INVESTMENT INCOME:
Dividend income	$2,305,475
Other income	68
Foreign tax withholding	(1,259)

Total Income	2,304,284

EXPENSES:
Investment advisory fees	829,219
Fund administration fees	112,634
Distribution fees Class II Shares	45,000
Administrative servicing fees Class I Shares	147,707
Administrative servicing fees Class II Shares	27,000
Administrative servicing fees Class IV Shares	32,600
Professional fees	21,853
Printing fees	22,676
Trustee fees	5,233
Custodian fees	5,339
Accounting and transfer agent fees	1,018
Compliance program costs (Note 3)	543
Other	7,578

Total expenses before earnings credit and fees waived	1,258,400

Earnings credit (Note 4)	(14)
Investment advisory fees waived (Note 3)	(20,730)

Net Expenses	1,237,656

NET INVESTMENT INCOME	1,066,628

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	10,087,943
Net realized gains from futures transactions (Note 2)	52,177

Net realized gains from investment and futures transactions	10,140,120

Net change in unrealized appreciation/(depreciation) from investments	6,102,826
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	18

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	6,102,844

Net realized/unrealized gains from investments, futures, and translation of assets and liabilities denominated in foreign currencies	16,242,964

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$17,309,592

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	American Century NVIT Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$1,066,628	$808,937
Net realized gains from investment and futures transactions	10,140,120	7,285,362
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	6,102,844	(8,710,363)

Change in net assets resulting from operations	17,309,592	(616,064)

Distributions to Shareholders From:
Net investment income:
Class I	(541,620)	(584,543)
Class II	(176,144)	(59,090	)(a)
Class IV	(119,803)	(127,555)

Change in net assets from shareholder distributions	(837,567)	(771,188)

Change in net assets from capital transactions	1,097,325	(2,073,883)

Change in net assets	17,569,350	(3,461,135)

Net Assets:
Beginning of year	123,032,008	126,493,143

End of year	$140,601,358	$123,032,008

Accumulated undistributed net investment income at end of year	$230,614	$1,237

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,104,621	$6,615,555
Dividends reinvested	541,620	584,543
Cost of shares redeemed	(14,384,976)	(17,106,700)

Total Class I Shares	(8,738,735)	(9,906,602)

Class II Shares
Proceeds from shares issued	13,793,322	10,310,839	(a)
Dividends reinvested	176,144	59,090	(a)
Cost of shares redeemed	(2,442,144)	(216,158	)(a)

Total Class II Shares	11,527,322	10,153,771	(a)

Class IV Shares
Proceeds from shares issued	1,064,099	1,066,726
Dividends reinvested	119,803	127,555
Cost of shares redeemed	(2,875,164)	(3,515,333)

Total Class IV Shares	(1,691,262)	(2,321,052)

Change in net assets from capital transactions	$1,097,325	$(2,073,883)

SHARE TRANSACTIONS:
Class I Shares
Issued	328,266	464,161
Reinvested	35,170	42,048
Redeemed	(933,839)	(1,219,980)

Total Class I Shares	(570,403)	(713,771)

(a)	For the period from May 3, 2011 (commencement of operations) through December 31, 2011.

17

Statements of Changes in Net Assets (Continued)

	American Century NVIT Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Class II Shares
Issued	1,367,157	1,148,790	(a)
Reinvested	17,406	6,475	(a)
Redeemed	(237,151)	(23,537	)(a)

Total Class II Shares	1,147,412	1,131,728	(a)

Class IV Shares
Issued	69,036	77,289
Reinvested	7,779	9,177
Redeemed	(187,090)	(250,157)

Total Class IV Shares	(110,275)	(163,691)

Total change in shares	466,734	254,266

(a)	For the period from May 3, 2011 (commencement of operations) through December 31, 2011.

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Century NVIT Growth Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$13.76	0.12	1.81	1.93	(0.09)	(0.09)	$15.60	14.02%	$95,949,532	0.86%	0.79%	0.88%	82.86%
Year Ended December 31, 2011(e)	$13.94	0.09	(0.19)	(0.10)	(0.08)	(0.08)	$13.76	(0.69)%	$92,462,025	0.94%	0.65%	0.95%	96.07%
Year Ended December 31, 2010(e)	$11.76	0.06	2.20	2.26	(0.08)	(0.08)	$13.94	19.25%	$103,647,734	0.90%	0.51%	0.90%	144.93%
Year Ended December 31, 2009(e)	$8.86	0.05	2.91	2.96	(0.06)	(0.06)	$11.76	33.47%	$101,476,994	0.86%	0.53%	0.86%	157.59%
Year Ended December 31, 2008	$14.50	0.04	(5.65)	(5.61)	(0.03)	(0.03)	$8.86	(38.71)%	$85,735,294	0.85%	0.33%	0.85%	209.42%

Class II Shares
Year Ended December 31, 2012(e)	$9.08	0.06	1.19	1.25	(0.08)	(0.08)	$10.25	13.78%	$23,360,589	1.11%	0.62%	1.13%	82.86%
Period Ended December 31, 2011(e)(f)	$10.00	0.03	(0.87)	(0.84)	(0.08)	(0.08)	$9.08	(8.41)%	$10,277,354	1.24%	0.43%	1.25%	96.07%

Class IV Shares
Year Ended December 31, 2012(e)	$13.76	0.12	1.81	1.93	(0.09)	(0.09)	$15.60	14.02%	$21,291,237	0.86%	0.79%	0.88%	82.86%
Year Ended December 31, 2011(e)	$13.94	0.09	(0.19)	(0.10)	(0.08)	(0.08)	$13.76	(0.69)%	$20,292,629	0.94%	0.65%	0.95%	96.07%
Year Ended December 31, 2010(e)	$11.76	0.06	2.20	2.26	(0.08)	(0.08)	$13.94	19.25%	$22,845,409	0.90%	0.51%	0.90%	144.93%
Year Ended December 31, 2009(e)	$8.86	0.05	2.91	2.96	(0.06)	(0.06)	$11.76	33.62%	$22,452,251	0.86%	0.53%	0.86%	157.59%
Year Ended December 31, 2008	$14.50	0.04	(5.65)	(5.61)	(0.03)	(0.03)	$8.86	(38.72)%	$19,150,354	0.86%	0.31%	0.86%	209.42%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 3, 2011 (commencement of operations) through December 31, 2011.

The accompanying notes are an integral part of these financial statements.

19

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the American Century NVIT Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of

20

Notes to Financial Statements (Continued)

December 31, 2012

Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Exchange-traded funds that are traded on a national securities exchange are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

21

Notes to Financial Statements (Continued)

December 31, 2012

(c)	Futures Contracts

The Fund is subject to equity price in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

At December 31, 2012 the Fund had no open futures contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2012:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2012

Realized Gain/(Loss):	Total
Futures Contracts Equity risk	$52,177
Total	$52,177

Information about derivative instruments reflected as of the date of this report is generally indicative of the type over the period. During February 2012, the Fund held futures contracts with an average notional balance of $1,293,244. For the remainder of the year ended December 31, 2012, the Fund had no investments in derivatives.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

22

Notes to Financial Statements (Continued)

December 31, 2012

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to real estate investment trust (“REIT”) returns of capital dividends and REIT capital gain dividend reclassifications. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from the Fund’s investments in U.S. REITs often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

23

Notes to Financial Statements (Continued)

December 31, 2012

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected American Century Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.60%
$250 million up to $1 billion	0.575%
$1 billion up to $2 billion	0.55%
$2 billion up to $5 billion	0.525%
$5 billion and more	0.50%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $20,730 for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $112,634 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

24

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $543.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2012, NFS received $207,307 in administrative services fees from the Fund.

4. Bank	Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $116,067,348 and sales of $113,235,569 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In

25

Notes to Financial Statements (Continued)

December 31, 2012

addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$837,567	$—	$837,567	$—	$837,567

Amounts designated as “—” are zero or have been rounded to zero.

26

Notes to Financial Statements (Continued)

December 31, 2012

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$771,188	$—	$771,188	$—	$771,188

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$230,614	$—	$230,614	$(23,736,033)	$14,567,867	$(8,937,552)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$125,809,781	$17,161,820	$(2,593,876)	$14,567,944

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$3,880,511	2016
$19,855,522	2017

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $9,972,868 to offset capital gains.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of American Century NVIT Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Century NVIT Growth Fund (formerly NVIT Growth Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

28

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

29

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

30

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

31

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

32

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

33

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

34

American Century NVIT Multi Cap Value Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

16	Statement of Assets and Liabilities

18	Statement of Operations

19	Statements of Changes in Net Assets

21	Financial Highlights

22	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Supplemental Information

35	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MCV (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

Value funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in stocks of smaller companies and mid-sized companies.

The Fund is subject to risks associated with investing in foreign securities.

The Fund is subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

2

Important Disclosures (Continued)

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations

(NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 3000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 3000® Index (which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund

3

Important Disclosures (Continued)

Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide

Investment Svcs. Corporation. NISC is not an affiliate of American Century Investment Management, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of American Century Investment Management, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

American Century NVIT Multi Cap Value Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the American Century NVIT Multi Cap Value Fund (Class II) returned 14.45% versus 17.55% for its benchmark, the Russell 3000® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Value Funds (consisting of 127 funds as of December 31, 2012) was 15.71% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

Contributors to Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the utilities, industrials and consumer staples sectors.

In terms of individual Fund holdings, Whirlpool Corp. and Lowe’s Co., Inc. contributed to relative Fund performance during the reporting period. The Fund held a relative overweight position in these companies, both of which outperformed as the U.S. housing market showed signs of improvement during the reporting period.

Another solid contribution to relative Fund performance during the reporting period came from the Fund’s relative underweight position in Occidental Petroleum Corp., which underperformed other energy names during the reporting period because of high operating costs.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The most significant detractors from Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the energy, financials and consumer discretionary sectors.

The top detractor from relative Fund performance for the reporting period was Fund holding Ultra Petroleum Corp., a natural gas exploration and production company. Ultra Petroleum’s shares declined during the reporting period, largely because of inequalities in supply and demand. New extraction techniques have produced a significant amount of natural gas supply, but weak demand, especially during the mild 2012 winter, weakened prices.

The Fund’s relative underweight position in Bank of America Corp. was another detracting factor that hurt Fund performance during the reporting period. Bank of America performed well due to its continued cost cutting, the improving housing market and declining mortgage repurchase risk. Within the computers and peripherals sector, an overweight position in Fund holding Hewlett-Packard Co. also detracted from relative Fund performance during the reporting period. The company has experienced a steady drop in revenues and is struggling to regain a competitive position in the consumer and enterprise markets. Hewlett-Packard also incurred a significant charge related to its acquisition of software firm Autonomy Corp. plc.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

The Fund held financial futures and forward foreign currency contracts during the reporting period.

The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Both futures contracts and the forward foreign currency contracts had a positive effect on Fund performance during the reporting period.

Subadviser:

American Century Investment Management, Inc.

Portfolio Managers:

Phillip N. Davidson, CFA; Michael Liss, CFA; and Kevin Toney, CFA

7

Fund Performance	American Century NVIT Multi Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	14.66%	16.00%
Class II	14.45%	15.78%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.91%	0.91%
Class II	1.16%	1.08%
*	Current effective prospectus dated April 30, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Century NVIT Multi Cap Value Fund since inception through 12/31/12 versus performance of the Russell 3000® Value Index (a) and the Consumer Price Index (CPI)(b) from 4/1/09 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell 3000® Value Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 3000® Index (which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	American Century NVIT Multi Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

American Century NVIT Multi Cap Value Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,070.20	4.79	0.92
	Hypothetical[b]	1,000.00	1,020.51	4.67	0.92
Class II Shares	Actual	1,000.00	1,069.40	5.67	1.09
	Hypothetical[b]	1,000.00	1,019.66	5.53	1.09

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	American Century NVIT Multi Cap Value Fund
December 31, 2012

Asset Allocation †
Common Stocks	98.5%
Mutual Fund	1.3%
Other assets in excess of liabilities	0.2%

100.0%

Top Industries ††
Oil, Gas & Consumable Fuels	15.9%
Pharmaceuticals	8.4%
Commercial Banks	7.0%
Insurance	6.9%
Health Care Equipment & Supplies	6.6%
Capital Markets	5.2%
Commercial Services & Supplies	4.9%
Industrial Conglomerates	4.1%
Electric Utilities	3.5%
Household Products	3.2%
Other Industries	34.3%

100.0%

Top Holdings ††
Exxon Mobil Corp.	4.7%
Pfizer, Inc.	3.1%
General Electric Co.	3.0%
Chevron Corp.	2.8%
JPMorgan Chase & Co.	2.8%
Procter & Gamble Co. (The)	2.6%
Johnson & Johnson	2.6%
Republic Services, Inc.	2.5%
Northern Trust Corp.	2.3%
AT&T, Inc.	2.2%
Other Holdings	71.4%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

American Century NVIT Multi Cap Value Fund

Common Stocks 98.5%

	Shares	Market Value

Aerospace & Defense 1.7%
Boeing Co. (The)	13,703	$1,032,658
General Dynamics Corp.	43,294	2,998,975
L-3 Communications Holdings, Inc.	4,925	377,354
Northrop Grumman Corp.	28,435	1,921,637

		6,330,624

Air Freight & Logistics 0.2%
United Parcel Service, Inc., Class B	7,779	573,546

Airlines 1.4%
Japan Airlines Co., Ltd.*	54,898	2,359,714
Southwest Airlines Co.	275,430	2,820,403

		5,180,117

Automobiles 1.8%
General Motors Co.*	56,063	1,616,296
Honda Motor Co., Ltd.	45,600	1,688,780
Toyota Motor Corp.	71,400	3,334,105

		6,639,181

Beverages 0.7%
Dr Pepper Snapple Group, Inc.	62,368	2,755,418

Capital Markets 5.2%
Charles Schwab Corp. (The)	251,933	3,617,758
Franklin Resources, Inc.	4,256	534,979
Goldman Sachs Group, Inc. (The)	33,127	4,225,680
Northern Trust Corp.	172,036	8,629,326
State Street Corp.	59,221	2,783,979

		19,791,722

Commercial Banks 7.0%
Comerica, Inc.	117,738	3,572,171
Commerce Bancshares, Inc.	56,543	1,982,380
KeyCorp	136,600	1,150,172
PNC Financial Services Group, Inc.	116,583	6,797,955
U.S. Bancorp	147,706	4,717,729
Wells Fargo & Co.	246,277	8,417,748

		26,638,155

Commercial Services & Supplies 4.8%
ADT Corp. (The)	27,471	1,277,127
Avery Dennison Corp.	22,751	794,465
Corrections Corp. of America	47,253	1,676,064
Republic Services, Inc.	328,361	9,630,828
Tyco International Ltd.	58,882	1,722,298
Waste Management, Inc.	98,275	3,315,799

		18,416,581

Communications Equipment 1.8%
Cisco Systems, Inc.	344,262	6,764,748

Common Stocks (continued)

	Shares	Market Value

Computers & Peripherals 1.6%
Diebold, Inc.	37,999	$1,163,149
Hewlett-Packard Co.	95,341	1,358,609
NetApp, Inc.*	21,290	714,280
QLogic Corp.*	104,975	1,021,407
SanDisk Corp.*	20,082	874,772
Western Digital Corp.	20,696	879,373

		6,011,590

Containers & Packaging 1.0%
Bemis Co., Inc.	75,605	2,529,743
Sonoco Products Co.	47,837	1,422,194

		3,951,937

Diversified Financial Services 2.8%
JPMorgan Chase & Co.	244,103	10,733,209

Diversified Telecommunication Services 2.6%
AT&T, Inc.	251,706	8,485,009
CenturyLink, Inc.	32,625	1,276,290

		9,761,299

Electric Utilities 3.5%
Great Plains Energy, Inc.	74,539	1,513,887
NV Energy, Inc.	98,954	1,795,026
Westar Energy, Inc.	207,582	5,940,997
Xcel Energy, Inc.	155,200	4,145,392

		13,395,302

Electrical Equipment 0.5%
ABB Ltd., ADR-CH*	45,713	950,373
Emerson Electric Co.	20,637	1,092,936

		2,043,309

Electronic Equipment, Instruments & Components 0.7%
Molex, Inc.	50,513	1,380,520
TE Connectivity Ltd.	38,595	1,432,647

		2,813,167

Energy Equipment & Services 1.0%
Halliburton Co.	66,600	2,310,354
Helmerich & Payne, Inc.	12,229	684,946
Schlumberger Ltd.	13,814	957,172

		3,952,472

Food & Staples Retailing 1.2%
CVS Caremark Corp.	29,224	1,412,980
Sysco Corp.	65,941	2,087,692
Wal-Mart Stores, Inc.	17,200	1,173,556

		4,674,228

Food Products 2.3%
Campbell Soup Co.	25,280	882,019
ConAgra Foods, Inc.	31,830	938,985

12

Statement of Investments (Continued)

December 31, 2012

American Century NVIT Multi Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
General Mills, Inc.	30,808	$1,244,951
Kellogg Co.	23,624	1,319,400
Kraft Foods Group, Inc.	38,263	1,739,819
Mondelez International, Inc., Class A	95,504	2,432,487

		8,557,661

Health Care Equipment & Supplies 6.5%
Becton, Dickinson and Co.	38,161	2,983,808
Boston Scientific Corp.*	665,420	3,812,857
CareFusion Corp.*	277,402	7,928,149
Medtronic, Inc.	109,606	4,496,038
Stryker Corp.	48,157	2,639,967
Zimmer Holdings, Inc.	45,253	3,016,565

		24,877,384

Health Care Providers & Services 2.1%
Aetna, Inc.	33,454	1,548,920
Cigna Corp.	12,513	668,945
LifePoint Hospitals, Inc.*	60,559	2,286,103
UnitedHealth Group, Inc.	63,880	3,464,851

		7,968,819

Hotels, Restaurants & Leisure 1.4%
International Game Technology	101,513	1,438,439
International Speedway Corp., Class A	85,720	2,367,586
Speedway Motorsports, Inc.	78,028	1,392,020

		5,198,045

Household Durables 0.2%
Whirlpool Corp.	8,609	875,966

Household Products 3.2%
Clorox Co. (The)	13,459	985,468
Energizer Holdings, Inc.	5,675	453,886
Kimberly-Clark Corp.	9,906	836,364
Procter & Gamble Co. (The)	145,613	9,885,667

		12,161,385

Industrial Conglomerates 4.1%
General Electric Co.	550,380	11,552,476
Koninklijke Philips Electronics NV	121,887	3,227,591
Siemens AG REG	5,487	600,006

		15,380,073

Insurance 6.8%
ACE Ltd.	13,132	1,047,934
Allstate Corp. (The)	56,295	2,261,370
Berkshire Hathaway, Inc., Class A*	37	4,960,220
Chubb Corp. (The)	28,529	2,148,804
HCC Insurance Holdings, Inc.	46,620	1,734,730
Marsh & McLennan Cos., Inc.	102,250	3,524,557
MetLife, Inc.	107,005	3,524,745
Prudential Financial, Inc.	40,845	2,178,264

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Reinsurance Group of America, Inc.	30,893	$1,653,393
Travelers Cos., Inc. (The)	16,835	1,209,090
Unum Group	84,436	1,757,958

		26,001,065

Internet Software & Services 0.2%
Google, Inc., Class A*	1,212	859,756

Metals & Mining 0.9%
Barrick Gold Corp.	44,553	1,559,800
Freeport-McMoRan Copper & Gold, Inc.	28,708	981,814
Newmont Mining Corp.	17,639	819,155

		3,360,769

Multiline Retail 0.7%
Target Corp.	45,395	2,686,022

Multi-Utilities 1.2%
PG&E Corp.	112,929	4,537,487

Oil, Gas & Consumable Fuels 15.9%
Apache Corp.	58,432	4,586,912
Chevron Corp.	99,678	10,779,179
Devon Energy Corp.	45,712	2,378,852
Exxon Mobil Corp.	207,471	17,956,615
Imperial Oil Ltd.	160,550	6,896,855
Occidental Petroleum Corp.	49,361	3,781,546
Peabody Energy Corp.	36,706	976,747
Southwestern Energy Co.*	52,854	1,765,852
Total SA	159,111	8,279,005
Ultra Petroleum Corp.*	165,537	3,001,186

		60,402,749

Pharmaceuticals 8.4%
Eli Lilly & Co.	33,886	1,671,258
Hospira, Inc.*	87,393	2,730,157
Johnson & Johnson	140,862	9,874,426
Merck & Co., Inc.	148,877	6,095,025
Pfizer, Inc.	462,002	11,587,010

		31,957,876

Road & Rail 0.3%
CSX Corp.	58,115	1,146,609

Semiconductors & Semiconductor Equipment 2.4%
Applied Materials, Inc.	392,294	4,487,843
Intel Corp.	80,465	1,659,993
Marvell Technology Group Ltd.	116,513	845,885
Microchip Technology, Inc.	32,068	1,045,096
Teradyne, Inc.*	45,446	767,583
Texas Instruments, Inc.	6,137	189,879

		8,996,279

13

Statement of Investments (Continued)

December 31, 2012

American Century NVIT Multi Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software 0.3%
Oracle Corp.	31,594	$1,052,712

Specialty Retail 1.6%
Lowe’s Cos., Inc.	172,103	6,113,099

Wireless Telecommunication Services 0.5%
Rogers Communications, Inc., Class B	41,573	1,887,440

Total Common Stocks (cost $341,836,541)		374,447,801

Mutual Fund 1.3%
Money Market Fund 1.3%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (a)	4,760,083	4,760,083

Total Mutual Fund (cost $4,760,083)		4,760,083

Total Investments (cost $346,596,624) (b) — 99.8%		379,207,884

Other assets in excess of liabilities — 0.2%		788,141

NET ASSETS — 100.0%		$379,996,025

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2012.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

CH	Switzerland

Ltd.	Limited

NV	Public Traded Company

REG	Registered Shares

SA	Stock Company

14

Statement of Investments (Continued)

December 31, 2012

American Century NVIT Multi Cap Value Fund (Continued)

At December 31, 2012, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Canadian Dollar	UBS AG	1/31/13	(7,632,826)	$(7,682,927)	$(7,668,827)	$14,100
Euro	UBS AG	1/31/13	(6,969,570)	(9,193,873)	(9,201,823)	(7,950)
Japanese Yen	Credit Suisse International	1/31/13	(463,297,583)	(5,517,089)	(5,348,975)	168,114
Swiss Franc	Credit Suisse International	1/31/13	(680,399)	(743,606)	(744,330)	(724)

Total Short Contracts				$(23,137,495)	$(22,963,955)	$173,540

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Swiss Franc	Credit Suisse International	1/31/13	33,973	$37,185	$37,165	$(20)

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2012

American Century NVIT Multi Cap Value Fund
Assets:
Investments, at value (cost $346,596,624)	$379,207,884
Foreign currencies, at value (cost $65,250)	64,994
Dividends receivable	619,655
Receivable for investments sold	3,060,996
Receivable for capital shares issued	12,418
Reclaims receivable	139,845
Unrealized appreciation on forward foreign currency contracts (Note 2)	182,214
Prepaid expenses	824

Total Assets	383,288,830

Liabilities:
Payable for investments purchased	2,598,804
Payable for capital shares redeemed	328,035
Unrealized depreciation on forward foreign currency contracts (Note 2)	8,694
Accrued expenses and other payables:
Investment advisory fees	183,826
Fund administration fees	14,136
Distribution fees	20,903
Administrative servicing fees	80,361
Accounting and transfer agent fees	463
Custodian fees	2,363
Professional fees	11,856
Printing fees	21,817
Recoupment fees	20,459
Other	1,088

Total Liabilities	3,292,805

Net Assets	$379,996,025

Represented by:
Capital	$340,044,515
Accumulated undistributed net investment income	4,038,140
Accumulated net realized gains from investment, futures, forward and foreign currency transactions	3,130,583
Net unrealized appreciation/(depreciation) from investments	32,611,260
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	173,520
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,993)

Net Assets	$379,996,025

Net Assets:
Class I Shares	$234,721,079
Class II Shares	145,274,946

Total	$379,996,025

16

Statement of Assets and Liabilities (Continued)

December 31, 2012

American Century NVIT Multi Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	15,379,732
Class II Shares	9,551,039

Total	24,930,771

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$15.26
Class II Shares	$15.21

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2012

American Century NVIT Multi Cap Value Fund
INVESTMENT INCOME:
Dividend income	$10,690,660
Income from securities lending (Note 2)	17,263
Other income	193
Foreign tax withholding	(93,313)

Total Income	10,614,803

EXPENSES:
Investment advisory fees	2,236,021
Fund administration fees	166,367
Distribution fees Class II Shares	370,650
Administrative servicing fees Class I Shares	610,059
Administrative servicing fees Class II Shares	370,650
Professional fees	31,842
Printing fees	31,260
Trustee fees	14,757
Custodian fees	14,695
Accounting and transfer agent fees	1,583
Compliance program costs (Note 3)	1,629
Recoupment fees (Note 3)	64,916
Other	15,078

Total expenses before earnings credit and fees waived	3,929,507

Earnings credit (Note 4)	(51)
Distribution fees waived—Class II (Note 3)	(118,608)

Net Expenses	3,810,848

NET INVESTMENT INCOME	6,803,955

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	6,968,226
Net realized gains from futures transactions (Note 2)	292,576
Net realized gains from forward and foreign currency transactions (Note 2)	170,036

Net realized gains from investment, futures, forward and foreign currency transactions	7,430,838

Net change in unrealized appreciation/(depreciation) from investments	39,400,363
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	9,090
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	121,270
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,374

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	39,532,097

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	46,962,935

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$53,766,890

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	American Century NVIT Multi Cap Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$6,803,955	$7,417,010
Net realized gains from investment, futures, forward and foreign currency transactions	7,430,838	11,445,121
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	39,532,097	(16,026,433)

Change in net assets resulting from operations	53,766,890	2,835,698

Distributions to Shareholders From:
Net investment income:
Class I	(2,315,528)	(4,288,443)
Class II	(1,187,959)	(2,352,561)
Net realized gains:
Class I	(9,780,754)	(648,598)
Class II	(6,048,946)	(388,222)

Change in net assets from shareholder distributions	(19,333,187)	(7,677,824)

Change in net assets from capital transactions	(50,176,427)	(67,497,849)

Change in net assets	(15,742,724)	(72,339,975)

Net Assets:
Beginning of year	395,738,749	468,078,724

End of year	$379,996,025	$395,738,749

Accumulated undistributed net investment income at end of year	$4,038,140	$577,769

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,887,074	$4,683,355
Dividends reinvested	12,096,282	4,937,041
Cost of shares redeemed	(46,429,514)	(66,110,482)

Total Class I Shares	(32,446,158)	(56,490,086)

Class II Shares
Proceeds from shares issued	2,136,423	8,364,102
Dividends reinvested	7,236,905	2,740,783
Cost of shares redeemed	(27,103,597)	(22,112,648)

Total Class II Shares	(17,730,269)	(11,007,763)

Change in net assets from capital transactions	$(50,176,427)	$(67,497,849)

19

Statements of Changes in Net Assets (Continued)

	American Century NVIT Multi Cap Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011

SHARE TRANSACTIONS:
Class I Shares
Issued	126,444	335,371
Reinvested	800,019	353,328
Redeemed	(3,095,985)	(4,644,824)

Total Class I Shares	(2,169,522)	(3,956,125)

Class II Shares
Issued	143,113	615,925
Reinvested	480,773	197,287
Redeemed	(1,825,021)	(1,580,081)

Total Class II Shares	(1,201,135)	(766,869)

Total change in shares	(3,370,657)	(4,722,994)

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Century NVIT Multi Cap Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$14.00	0.27	1.77	2.04	(0.15)	(0.63)	(0.78)	$15.26	14.66%	$234,721,079	0.91%	1.80%	0.91%	44.60%
Year Ended December 31, 2011(e)	$14.19	0.26	(0.17)	0.09	(0.24)	(0.04)	(0.28)	$14.00	0.65%	$245,684,277	0.91%	1.80%	0.91%	61.37%
Year Ended December 31, 2010(e)	$12.74	0.24	1.45	1.69	(0.09)	(0.15)	(0.24)	$14.19	13.46%	$305,129,292	0.88%	1.77%	0.95%	181.67%
Period Ended December 31, 2009(e)(f)	$10.00	0.19	3.17	3.36	(0.11)	(0.51)	(0.62)	$12.74	33.69%	$4,551,767	0.91%	2.10%	1.38%	46.72%

Class II Shares
Year Ended December 31, 2012(e)	$13.96	0.24	1.76	2.00	(0.12)	(0.63)	(0.75)	$15.21	14.45%	$145,274,946	1.08%	1.63%	1.16%	44.60%
Year Ended December 31, 2011(e)	$14.15	0.23	(0.16)	0.07	(0.22)	(0.04)	(0.26)	$13.96	0.49%	$150,054,472	1.08%	1.64%	1.16%	61.37%
Year Ended December 31, 2010(e)	$12.73	0.24	1.41	1.65	(0.08)	(0.15)	(0.23)	$14.15	13.15%	$162,949,432	1.08%	1.78%	1.43%	181.67%
Period Ended December 31, 2009(e)(f)	$10.00	0.17	3.18	3.35	(0.11)	(0.51)	(0.62)	$12.73	33.55%	$4,350,996	1.08%	1.80%	1.79%	46.72%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the American Century NVIT Multi Cap Value Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of

22

Notes to Financial Statements (Continued)

December 31, 2012

Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

23

Notes to Financial Statements (Continued)

December 31, 2012

The following table provides a summary of the inputs used to value the Fund’s net assets as December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$6,330,624	$—	$—	$6,330,624
Air Freight & Logistics	573,546	—	—	573,546
Airlines	2,820,403	2,359,714	—	5,180,117
Automobiles	1,616,296	5,022,885	—	6,639,181
Beverages	2,755,418	—	—	2,755,418
Capital Markets	19,791,722	—	—	19,791,722
Commercial Banks	26,638,155	—	—	26,638,155
Commercial Services & Supplies	18,416,581	—	—	18,416,581
Communications Equipment	6,764,748	—	—	6,764,748
Computers & Peripherals	6,011,590	—	—	6,011,590
Containers & Packaging	3,951,937	—	—	3,951,937
Diversified Financial Services	10,733,209	—	—	10,733,209
Diversified Telecommunication Services	9,761,299	—	—	9,761,299
Electric Utilities	13,395,302	—	—	13,395,302
Electrical Equipment	2,043,309	—	—	2,043,309
Electronic Equipment, Instruments & Components	2,813,167	—	—	2,813,167
Energy Equipment & Services	3,952,472	—	—	3,952,472
Food & Staples Retailing	4,674,228	—	—	4,674,228
Food Products	8,557,661	—	—	8,557,661
Health Care Equipment & Supplies	24,877,384	—	—	24,877,384
Health Care Providers & Services	7,968,819	—	—	7,968,819
Hotels, Restaurants & Leisure	5,198,045	—	—	5,198,045
Household Durables	875,966	—	—	875,966
Household Products	12,161,385	—	—	12,161,385
Industrial Conglomerates	11,552,476	3,827,597	—	15,380,073
Insurance	26,001,065	—	—	26,001,065
Internet Software & Services	859,756	—	—	859,756
Metals & Mining	3,360,769	—	—	3,360,769
Multiline Retail	2,686,022	—	—	2,686,022
Multi-Utilities	4,537,487	—	—	4,537,487
Oil, Gas & Consumable Fuels	52,123,744	8,279,005	—	60,402,749
Pharmaceuticals	31,957,876	—	—	31,957,876
Road & Rail	1,146,609	—	—	1,146,609
Semiconductors & Semiconductor Equipment	8,996,279	—	—	8,996,279
Software	1,052,712	—	—	1,052,712
Specialty Retail	6,113,099	—	—	6,113,099
Wireless Telecommunication Services	1,887,440	—	—	1,887,440
Total Common Stocks	$354,958,600	$19,489,201	$—	$374,447,801
Forward Foreign Currency Contracts	—	182,214	—	182,214
Mutual Fund	4,760,083	—	—	4,760,083
Total Assets	$359,718,683	$19,671,415	$—	$379,390,098
Liabilities
Forward Foreign Currency Contracts	—	(8,694)	—	(8,694)
Total Liabilities	$—	$(8,694)	$—	$(8,694)
Total	$359,718,683	$19,662,721	$—	$379,381,404

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

24

Notes to Financial Statements (Continued)

December 31, 2012

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) on forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(d)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

25

Notes to Financial Statements (Continued)

December 31, 2012

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

At December 31, 2012, the Fund had no open futures contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2012:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2012

Assets:	Statement of Assets & Liabilities	Fair Value
Forward foreign currency contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	$182,214
Total		$182,214
Liabilities:
Forward foreign currency contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(8,694)
Total		$(8,694)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2012:

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$292,576
Forward Foreign Currency Contracts
Currency risk	84,812
Total	$377,388

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2012:

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$9,090
Forward Foreign Currency Contracts
Currency risk	121,270
Total	$130,360

The table below discloses the volume of the Fund’s futures contracts activity during the year ended December 31, 2012.

Futures Contracts
Average Notional Balance*	$5,439,683
Ending Notional Balance	$—

*	For the period from January 2012 through June 2012.

26

Notes to Financial Statements (Continued)

December 31, 2012

(e)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

At December 31, 2012, the Fund held no repurchase agreements.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

At December 31, 2012, the Fund had no portfolio securities on loan.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary.

27

Notes to Financial Statements (Continued)

December 31, 2012

Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

28

Notes to Financial Statements (Continued)

December 31, 2012

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected American Century Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All Assets	0.57%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses, without any exclusions, for Rule 12b-1 fees or administrative services fees according to the table below through April 30, 2013.

Class	Expense Limitation
Class I	0.92%
Class II	1.09%

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2010 Amount	Fiscal Year 2011 Amount	Fiscal Year 2012 Amount	Total
$60,861	$—	$—	$60,861

Amounts designated as “—” are zero or have been rounded to zero.

Pursuant to the Expense Limitation Agreement, for the year ended December 31, 2012, the Fund reimbursed NFA in the amount of $64,916.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

29

Notes to Financial Statements (Continued)

December 31, 2012

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $166,367 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $1,629.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD has agreed to waive 0.08% of these fees for Class II shares of the Fund until at least April 30, 2013. During the year ended December 31, 2012, the waiver of such distribution fees by NFD amounted to $118,608.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $980,709 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

30

Notes to Financial Statements (Continued)

December 31, 2012

5.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $170,809,510 and sales of $226,492,886 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $0 of brokerage commissions.

31

Notes to Financial Statements (Continued)

December 31, 2012

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$18,547,369	$785,818	$19,333,187	$—	$19,333,187

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,455,381	$222,443	$7,677,824	$—	$7,677,824

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$10,650,349	$1,605,239	$12,255,588	$—	$27,695,922	$39,951,510

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$351,509,579	$37,299,608	$(9,601,303)	$27,698,305

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Century NVIT Multi Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Century NVIT Multi Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

33

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 49.05%.

The Fund designates $785,818, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

34

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

35

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

36

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

37

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

38

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

39

American Funds NVIT Asset Allocation Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Supplemental Information

22	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-AM-AA (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The American Funds NVIT Asset Allocation Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Asset Allocation Fund (the “Master Asset Allocation Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Asset Allocation Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Fund.

Principal Risks

The Fund is subject to stock market risk.

The Fund is subject to interest rate risk.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund.

The Fund is subject to prepayment and call risk and extension risk to varying degrees.

The Fund is subject to risks associated with investing in high-yield bonds and foreign securities.

The Fund is subject to risks associated with holding significant positions in cash or money market instruments.

The Fund is subject to asset allocation risk due to the Master Asset Allocation Fund’s percentage allocation to equity securities, debt securities and money market instruments.

The Fund is subject to risks associated with investing in stocks of smaller companies.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

2

Important Disclosures (Continued)

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG and Capital Research and Management Company. Except where otherwise indicated, the views and opinions expressed herein are

3

Important Disclosures (Continued)

those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Capital Research and Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Capital Research and Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

American Funds NVIT Asset Allocation Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the American Funds NVIT Asset Allocation Fund (Class II) returned 15.72% versus 15.99% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 318 funds as of December 31, 2012) was 13.50% for the same time period.

Below is the 2012 annual report commentary from American Funds Insurance Series® Asset Allocation Fund (referred to as the “Master Fund,” which is the sole investment of the American Funds NVIT Asset Allocation Fund). The Master Fund’s performance return shown below and the American Funds NVIT Asset Allocation Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the American Funds NVIT Asset Allocation Fund.

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

Asset Allocation Fund gained 16.19% for the 12 months ended December 31, 2012. Its benchmark indexes, the S&P 500 for stocks and the Barclays U.S. Aggregate Index for bonds, rose 15.99% and 4.21%, respectively. The 60/40 S&P/Barclays Index1 gained 11.30%.

After a strong start to the year, U.S. stocks faltered in April and May before a midyear rally that continued until October when investors lost patience with the fiscal cliff negotiations.

Holdings in eight of the fund’s 10 industry sectors recorded double-digit gains for the year. Better U.S. housing data, stronger auto sales and rising consumer confidence lifted stocks in the consumer discretionary sector, which had the fund’s best returns. Media, specialty retail and auto companies were the sector’s major contributors. The financials sector also provided strong results, while the fund’s second-smallest sector, utilities, was the weakest.

The fund’s holdings outside the U.S. were generally positive; the Netherlands, South Korea, France and South Africa had the most impact.

During 2012, the portfolio counselors continued to emphasize investments in stocks, which accounted for 71.6% of net assets at December 31, down from 74.8% a year earlier.

Portfolio Managers:

American Funds Team Members — Alan N. Berro, David A. Daigle, Jeffrey T. Lager, James R. Mulally and Eugene P. Stein

1	The 60/40 S&P/Barclays Index blends the S&P 500 with the Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.

7

Fund Performance	American Funds NVIT Asset Allocation Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.[2]
Class II	15.72%	2.54%	6.85%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2006. Historical performance information prior to the Fund’s inception date is based on the performance of the Master Fund, adjusted to reflect the Fund’s expenses.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class II	1.10%	0.95%

*	Current effective prospectus dated April 30, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Asset Allocation Fund since inception through 12/31/12 versus performance of the S&P 500® Index(a), the Barclays U.S. Aggregate Bond Index (b) and the Consumer Price Index (CPI)(c) from 5/1/06 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	American Funds NVIT Asset Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

American Funds NVIT Asset Allocation Fund			Beginning Account Value($) 07/01/12	Ending Account Value($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class II Shares	Actual		1,000.00	1,074.90	3.34	0.64
	Hypothetical	[c]	1,000.00	1,021.92	3.25	0.64

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Statement of Assets and Liabilities

December 31, 2012

Assets: Investment in Master Fund (cost $3,341,132,066)	American Funds NVIT Asset Allocation Fund
Assets:
Investment in Master Fund (cost $3,341,132,066)	$3,867,038,624
Cash	2,000
Receivable for capital shares issued	1,324,503

Total Assets	3,868,365,127

Liabilities:
Payable for investments purchased	1,322,156
Payable for capital shares redeemed	2,347
Accrued expenses and other payables:
Fund administration fees	75,959
Master feeder service provider fee	325,032
Distribution fees	812,591
Administrative servicing fees	788,277
Accounting and transfer agent fees	913
Custodian fees	22,823
Professional fees	24,427
Printing fees	18,923
Other	19,989

Total Liabilities	3,413,437

Net Assets	$3,864,951,690

Represented by:
Capital	$3,283,481,284
Accumulated undistributed net investment income	57,686,895
Accumulated net realized losses from investment transactions	(2,123,047)
Net unrealized appreciation from investment	525,906,558

Net Assets	$3,864,951,690

Net Assets:
Class II Shares	$3,864,951,690

Total	$3,864,951,690

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	196,195,593

Total	196,195,593

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$19.70

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2012

American Funds NVIT Asset Allocation Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$80,465,266

Total Income	80,465,266

EXPENSES:
Fund administration fees	822,737
Master feeder service provider fees	8,905,622
Distribution fees Class II Shares	8,905,622
Administrative servicing fees Class II Shares	8,905,622
Professional fees	143,591
Printing fees	64,236
Trustee fees	135,354
Custodian fees	138,366
Compliance program costs (Note 3)	12,990
Other	86,796

Total expenses before earnings credit and fees waived	28,120,936

Earnings credit (Note 4)	(13)
Master feeder service provider fees waived (Note 3)	(5,343,425)

Net Expenses	22,777,498

NET INVESTMENT INCOME	57,687,768

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	668,857
Net change in unrealized appreciation from investment	444,842,025

Net realized/unrealized gains from investment	445,510,882

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$503,198,650

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	American Funds NVIT Asset Allocation Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$57,687,768	$46,846,848
Net realized gains/(losses) from investment transactions	668,857	(524,147)
Net change in unrealized appreciation/(depreciation) from investment	444,842,025	(31,112,867)

Change in net assets resulting from operations	503,198,650	15,209,834

Distributions to Shareholders From:
Net investment income:
Class II	(46,816,769)	(32,137,927)

Change in net assets from shareholder distributions	(46,816,769)	(32,137,927)

Change in net assets from capital transactions	356,978,917	882,009,300

Change in net assets	813,360,798	865,081,207

Net Assets:
Beginning of year	3,051,590,892	2,186,509,685

End of year	$3,864,951,690	$3,051,590,892

Accumulated undistributed net investment income at end of year	$57,686,895	$46,815,896

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$368,105,718	$875,697,728
Dividends reinvested	46,816,769	32,137,927
Cost of shares redeemed	(57,943,570)	(25,826,355)

Total Class II Shares	356,978,917	882,009,300

Change in net assets from capital transactions	$356,978,917	$882,009,300

SHARE TRANSACTIONS:
Class II Shares
Issued	19,841,655	50,350,038
Reinvested	2,446,017	1,826,962
Redeemed	(3,078,999)	(1,474,875)

Total Class II Shares	19,208,673	50,702,125

Total change in shares	19,208,673	50,702,125

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Asset Allocation Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(a)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)(b)	Portfolio Turnover(c)
Class II Shares
Year Ended December 31, 2012(d)	$17.24	0.30	2.40	2.70	(0.24)	—	(0.24)	$19.70	15.72%	$3,864,951,690	0.64%	1.62%	0.79%	61.00%
Year Ended December 31, 2011(d)	$17.31	0.31	(0.14)	0.17	(0.24)	—	(0.24)	$17.24	0.93%	$3,051,590,892	0.64%	1.80%	0.79%	43.00%
Year Ended December 31, 2010(d)	$15.68	0.31	1.55	1.86	(0.23)	—	(0.23)	$17.31	12.02%	$2,186,509,685	0.65%	1.95%	0.80%	46.00%
Year Ended December 31, 2009(d)	$13.01	0.34	2.69	3.03	(0.01)	(0.35)	(0.36)	$15.68	23.41%	$1,318,911,989	0.68%	2.39%	0.83%	41.00%
Year Ended December 31, 2008	$19.35	0.35	(6.08)	(5.73)	(0.41)	(0.20)	(0.61)	$13.01	(29.77)%	$652,685,811	0.70%	2.81%	0.85%	36.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Expenses do not include expenses from the Master Fund.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is that of the Master Fund in which the Fund invests all of its investable assets.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of the financial statements.

14

Notes to Financial Statements

December 31, 2012

1.   Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Asset Allocation Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Asset Allocation Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund, therefore, has the same investment objective and investment strategies as the Master Fund in which the Fund invests. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2012 was 31.03%.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in the Master Fund is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investment in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

December 31, 2012

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to the Master Fund Annual Report (Note 3) that is included along with this report for the Master Fund’s security valuation policies.

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. For the year ended December 31, 2012, there were no permanent differences. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

16

Notes to Financial Statements (Continued)

December 31, 2012

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2013.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $822,737 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $12,990.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

17

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $8,905,622 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Risks Associated with Investment in Master Fund

Please refer to the Master Fund Annual Report (Note 4) that is included along with this report for the Master Fund’s principal risks of investments.

6.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

7.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

18

Notes to Financial Statements (Continued)

December 31, 2012

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$46,816,769	$—	$46,816,769	$—	$46,816,769

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$32,137,927	$—	$32,137,927	$—	$32,137,927

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$57,686,895	$1,071,175	$58,758,070	$—	$522,712,336	$581,470,406

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$3,344,326,288	$536,173,969	$(13,461,633)	$522,712,336

9.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds NVIT Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Asset Allocation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 with the underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

20

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 97.97%.

21

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

22

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

23

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

24

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

25

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

26

American Funds NVIT Bond Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Supplemental Information

22	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-AM-BD (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The American Funds NVIT Bond Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Bond Fund (the “Master Bond Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Bond Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Bond Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Bond Fund borne by the remaining feeder fund shareholders, including the Fund.

Principal Risks

The Fund is subject to interest rate risk and convertible securities risk.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to preferred stock, prepayment, call, extension, future delivery contract, and mortgage- and asset-backed securities risks to varying degrees.

The Fund is subject to risks associated with investing in high-yield bonds and foreign securities.

The Fund is subject to portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for

2

Important Disclosures (Continued)

comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG and Capital Research and Management Company. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial

3

Important Disclosures (Continued)

professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Capital Research and Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Capital Research and Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

American Funds NVIT Bond Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the American Funds NVIT Bond Fund (Class II) returned 4.97% versus 4.21% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 39 funds as of December 31, 2012) was 7.66% for the same time period.

Below is the 2012 annual report commentary from American Funds Insurance Series® Bond Fund (referred to as the “Master Fund,” which is the sole investment of the American Funds NVIT Bond Fund). The Master Fund’s performance return shown below and the American Funds NVIT Bond Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the American Funds NVIT Bond Fund.

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

Bond Fund gained 5.37% for the 12 months ended December 31, 2012. The Barclays U.S. Aggregate Index rose 4.21%.

For the year, credit markets did well for the first nine months, pulled back as fiscal issues loomed in the U.S., but still finished the year with positive returns. Corporate bond spreads remained low, and Treasury rates remained stable and low, which suggests slow but positive economic growth. Credit risk was optimal because of the Federal Reserve’s supportive monetary policies, both by holding borrowing rates at or near 0% and quantitative easing.

In the search for investor yield, the biggest contributors to the fund’s returns were commercial-backed and agency mortgage-backed securities. In corporate bonds, holdings of commercial banks, oil, gas & consumable fuels, diversified telecommunication services and media benefited the fund.

The Fed will next consider its monetary policy when the U.S. unemployment rate reaches 6.5%. Eventually, interest rates will rise in the U.S., particularly if the economy continues to improve. Furthermore, while Europe continues to solve its fiscal problems, the euro zone economy has still not completely healed.

Portfolio Managers: American Funds Team Members — David C. Barclay, Mark H. Dalzell, David A. Hoag and Thomas H. Hogh

7

Fund Performance	American Funds NVIT Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.[2]
Class II	4.97%	3.52%	4.46%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2006. Historical performance information prior to the Fund’s inception date is based on the performance of the Master Fund, adjusted to reflect the Fund’s expenses.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class II	1.17%	1.02%
*	Current effective prospectus dated April 30, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Bond Fund since inception through 12/31/12 versus performance of the Barclays U.S. Aggregate Bond Index(a), the Citigroup U.S. Broad Investment Grade (BIG) Bond Index(b), and the Consumer Price Index (CPI)(c) from 5/1/06 through 12/31/12 . Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	The Citigroup U.S. BIG Bond Index is an unmanaged, market capitalization weighted, fixed-income index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage-backed, asset-backed and investment-grade corporate securities with maturities of one year or more; generally represents the U.S. investment-grade bond market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	American Funds NVIT Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

American Funds NVIT Bond Fund		Beginning Account Value($) 07/01/12	Ending Account Value($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class II Shares	Actual	1,000.00	1,020.20	3.25	0.64
	Hypothetical[c]	1,000.00	1,021.92	3.25	0.64

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Statement of Assets and Liabilities

December 31, 2012

American Funds NVIT Bond Fund
Assets:
Investment in Master Fund (cost $1,199,775,064)	$1,265,479,752
Cash	2,000
Receivable for investments sold	1,997,721
Receivable for capital shares issued	6,142

Total Assets	1,267,485,615

Liabilities:
Payable for capital shares redeemed	2,003,862
Accrued expenses and other payables:
Fund administration fees	27,388
Master feeder service provider fee	107,237
Distribution fees	268,097
Administrative servicing fees	260,081
Accounting and transfer agent fees	1,635
Custodian fees	7,452
Professional fees	11,972
Printing fees	18,060
Other	7,477

Total Liabilities	2,713,261

Net Assets	$1,264,772,354

Represented by:
Capital	$1,186,899,613
Accumulated undistributed net investment income	26,208,125
Accumulated net realized losses from investment transactions	(14,040,072)
Net unrealized appreciation from investment	65,704,688

Net Assets	$1,264,772,354

Net Assets:
Class II Shares	$1,264,772,354

Total	$1,264,772,354

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	107,861,203

Total	107,861,203

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.73

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2012

American Funds NVIT Bond Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$33,854,943

Total Income	33,854,943

EXPENSES:
Fund administration fees	300,802
Master feeder service provider fees	2,966,564
Distribution fees Class II Shares	2,966,564
Administrative servicing fees Class II Shares	2,966,564
Professional fees	55,022
Printing fees	44,417
Trustee fees	44,846
Custodian fees	45,251
Compliance program costs (Note 3)	4,541
Other	31,839

Total expenses before earnings credit and fees waived	9,426,410

Earnings credit (Note 4)	(14)
Master feeder service provider fees waived (Note 3)	(1,779,956)

Net Expenses	7,646,440

NET INVESTMENT INCOME	26,208,503

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	615,649
Net change in unrealized appreciation from investment	29,006,095

Net realized/unrealized gains from investment	29,621,744

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$55,830,247

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	American Funds NVIT Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$26,208,503	$27,122,098
Net realized gains/(losses) from investment transactions	615,649	(1,824,916)
Net change in unrealized appreciation from investment	29,006,095	28,916,277

Change in net assets resulting from operations	55,830,247	54,213,459

Distributions to Shareholders From:
Net investment income:
Class II	(27,112,532)	(20,438,104)

Change in net assets from shareholder distributions	(27,112,532)	(20,438,104)

Change in net assets from capital transactions	179,492,372	214,742,796

Change in net assets	208,210,087	248,518,151

Net Assets:
Beginning of year	1,056,562,267	808,044,116

End of year	$1,264,772,354	$1,056,562,267

Accumulated undistributed net investment income at end of year	$26,208,125	$27,112,154

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$187,146,168	$268,872,610
Dividends reinvested	27,112,532	20,438,104
Cost of shares redeemed	(34,766,328)	(74,567,918)

Total Class II Shares	179,492,372	214,742,796

Change in net assets from capital transactions	$179,492,372	$214,742,796

SHARE TRANSACTIONS:
Class II Shares
Issued	16,068,792	24,133,460
Reinvested	2,329,255	1,870,958
Redeemed	(2,953,030)	(6,635,958)

Total Class II Shares	15,445,017	19,368,460

Total change in shares	15,445,017	19,368,460

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(a)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)(b)	Portfolio Turnover(c)
Class II Shares
Year Ended December 31, 2012(d)	$11.43	0.26	0.31	0.57	(0.27)	–	(0.27)	$11.73	4.97%	$1,264,772,354	0.64%	2.21%	0.79%	253.00%
Year Ended December 31, 2011(d)	$11.06	0.31	0.31	0.62	(0.25)	–	(0.25)	$11.43	5.72%	$1,056,562,267	0.64%	2.80%	0.79%	163.00%
Year Ended December 31, 2010(d)	$10.65	0.33	0.30	0.63	(0.22)	–	(0.22)	$11.06	5.99%	$808,044,116	0.66%	2.99%	0.81%	187.00%
Year Ended December 31, 2009(d)	$9.53	0.33	0.82	1.15	(0.03)	–	(0.03)	$10.65	12.15%	$562,026,300	0.68%	3.22%	0.83%	125.00%
Year Ended December 31, 2008	$11.22	0.55	(1.66)	(1.11)	(0.57)	(0.01)	(0.58)	$9.53	(9.87)%	$344,883,394	0.71%	6.79%	0.86%	63.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Expenses do not include expenses from the Master Fund.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is that of the Master Fund in which the Fund invests all of its investable assets.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Bond Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Bond Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund, therefore, has the same investment objective and investment strategies as the Master Fund in which the Fund invests. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2012 was 14.12%.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in the Master Fund is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investment in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (continued)

December 31, 2012

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to the Master Fund Annual Report (Note 3) that is included along with this report for the Master Fund’s security valuation policies.

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. For the year ended December 31, 2012, there were no permanent differences. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

16

Notes to Financial Statements (continued)

December 31, 2012

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2013.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $300,802 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $4,541.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

17

Notes to Financial Statements (continued)

December 31, 2012

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $2,966,564 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Risks Associated with Investment in Master Fund

Please refer to the Master Fund Annual Report (Note 4) that is included along with this report for the Master Fund’s principal risks of investments.

6.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

7.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual

18

Notes to Financial Statements (Continued)

December 31, 2012

reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$27,112,532	$—	$27,112,532	$—	$27,112,532

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$20,438,104	$—	$20,438,104	$—	$20,438,104

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$26,208,125	$435,595	$26,643,720	$—	$51,229,021	$77,872,741

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,214,250,731	$52,497,783	$(1,268,762)	$51,229,021

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $187,002 to offset capital gains.

9.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds NVIT Bond Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 with the underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

20

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.31%.

21

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

22

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

23

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

24

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

25

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

26

American Funds NVIT Global Growth Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Supplemental Information

23	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-AM-GG (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The American Funds NVIT Global Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Global Growth Fund (the “Master Global Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Global Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

Principal Risks

The Fund is subject to stock market risk.

The Fund is subject to risks associated with investing in foreign securities.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

The Fund is subject to risks associated with investing in stocks of smaller companies.

Growth funds may underperform other funds that use different investing styles.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2

Important Disclosures (Continued)

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI All Country World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG and Capital Research and Management Company. Except where otherwise indicated, the views and opinions expressed herein are

3

Important Disclosures (Continued)

those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Capital Research and Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Capital Research and Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

American Funds NVIT Global Growth Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the American Funds NVIT Global Growth Fund (Class II) returned 22.09% versus 16.13% for its benchmark, the MSCI All Country World IndexSM. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Global Growth Funds (consisting of 51 funds as of December 31, 2012) was 17.34% for the same time period.

Below is the 2012 annual report commentary from American Funds Insurance Series® Global Growth Fund (referred to as the “Master Fund,” which is the sole investment of the American Funds NVIT Global Growth Fund). The Master Fund’s performance return shown below and the American Funds NVIT Global Growth Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the American Funds NVIT Global Growth Fund.

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

Global Growth Fund gained 22.56% for the 12 months ended December 31, 2012, handily outpacing the MSCI ACWI (All Country World Index), which rose 16.13%.

Investors set aside concerns about the ongoing problems in Europe, slowing growth in China, the U.S. fiscal cliff and political transitions to lift most major markets to significant gains in 2012. The fund’s best results on an absolute basis came from holdings in the financials sector, particularly insurance and diversified financial services companies. Consumer discretionary holdings benefited from growing consumer confidence and an improved housing market, while beverage companies in the consumer staples sector also did well. In health care, holdings in biotechnology and pharmaceutical companies were strong.

An excess supply of oil and raw materials drove down prices, hurting some of the fund’s holdings in the energy sector.

While the global outlook remains uncertain, the fund’s portfolio counselors continue to find attractive investment opportunities.

Portfolio Managers:

American Funds Team Members — Martin Jacobs, Steven T. Watson and Paul A. White

7

Fund Performance	American Funds NVIT Global Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.[2]
Class II	22.09%	1.38%	9.68%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Since inception date of April 30, 2006. Historical performance information prior to the Fund’s inception date is based on the performance of the Master Fund, adjusted to reflect the Fund’s expenses.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class II	1.38%	1.23%

*	Current effective prospectus dated April 30, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Global Growth Fund since inception through 12/31/12 versus performance of the MSCI All Country (AC) World IndexSM (a) and the Consumer Price Index (CPI)(b) from 5/1/06 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The MSCI All Country World IndexSM is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	American Funds NVIT Global Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

American Funds NVIT Global Growth Fund			Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class II Shares	Actual		1,000.00	1,123.00	3.68	0.69
	Hypothetical	[c]	1,000.00	1,021.67	3.51	0.69

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Statement of Assets and Liabilities

December 31, 2012

American Funds NVIT Global Growth Fund
Assets:
Investment in Master Fund (cost $152,767,969)	$176,667,419
Cash	2,000
Receivable for investments sold	104,114
Receivable for capital shares issued	6,639
Prepaid expenses	356

Total Assets	176,780,528

Liabilities:
Payable for capital shares redeemed	110,753
Accrued expenses and other payables:
Fund administration fees	6,770
Master feeder service provider fee	14,780
Distribution fees	36,952
Administrative servicing fees	37,818
Accounting and transfer agent fees	1,067
Custodian fees	1,012
Professional fees	6,505
Printing fees	14,150
Other	1,415

Total Liabilities	231,222

Net Assets	$176,549,306

Represented by:
Capital	$165,042,525
Accumulated undistributed net investment income	804,127
Accumulated net realized losses from investment transactions	(13,196,796)
Net unrealized appreciation from investment	23,899,450

Net Assets	$176,549,306

Net Assets:
Class II Shares	$176,549,306

Total	$176,549,306

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	7,433,853

Total	7,433,853

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$23.75

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2012

American Funds NVIT Global Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$1,924,109

Total Income	1,924,109

EXPENSES:
Fund administration fees	75,820
Master feeder service provider fees	406,368
Distribution fees Class II Shares	406,368
Administrative servicing fees Class II Shares	406,368
Professional fees	17,656
Printing fees	30,148
Trustee fees	6,114
Custodian fees	6,259
Compliance program costs (Note 3)	658
Other	7,830

Total expenses before earnings credit and fees waived	1,363,589

Earnings credit (Note 4)	(13)
Master feeder service provider fees waived (Note 3)	(243,823)

Net Expenses	1,119,753

NET INVESTMENT INCOME	804,356

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(2,457,383)
Net change in unrealized appreciation from investment	34,104,665

Net realized/unrealized gains from investment	31,647,282

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$32,451,638

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	American Funds NVIT Global Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$804,356	$1,420,900
Net realized losses from investment transactions	(2,457,383)	(2,784,637)
Net change in unrealized appreciation/(depreciation) from investment	34,104,665	(12,484,152)

Change in net assets resulting from operations	32,451,638	(13,847,889)

Distributions to Shareholders From:
Net investment income:
Class II	(1,420,918)	(1,460,045)

Change in net assets from shareholder distributions	(1,420,918)	(1,460,045)

Change in net assets from capital transactions	(2,367,630)	9,490,058

Change in net assets	28,663,090	(5,817,876)

Net Assets:
Beginning of year	147,886,216	153,704,092

End of year	$176,549,306	$147,886,216

Accumulated undistributed net investment income at end of year	$804,127	$1,420,689

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$18,499,552	$34,938,927
Dividends reinvested	1,420,918	1,460,045
Cost of shares redeemed	(22,288,100)	(26,908,914)

Total Class II Shares	(2,367,630)	9,490,058

Change in net assets from capital transactions	$(2,367,630)	$9,490,058

SHARE TRANSACTIONS:
Class II Shares
Issued	845,274	1,667,417
Reinvested	63,547	66,196
Redeemed	(1,010,953)	(1,239,042)

Total Class II Shares	(102,132)	494,571

Total change in shares	(102,132)	494,571

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Global Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(a)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)(b)	Portfolio Turnover(c)
Class II Shares
Year Ended December 31, 2012(d)	$19.62	0.11	4.21	4.32	(0.19)	–	(0.19)	$23.75	22.09%	$176,549,306	0.69%	0.49%	0.84%	22.00%
Year Ended December 31, 2011(d)	$21.83	0.19	(2.20)	(2.01)	(0.20)	–	(0.20)	$19.62	(9.31)%	$147,886,216	0.69%	0.91%	0.84%	28.00%
Year Ended December 31, 2010(d)	$19.77	0.21	2.01	2.22	(0.16)	–	(0.16)	$21.83	11.30%	$153,704,092	0.70%	1.09%	0.85%	28.00%
Year Ended December 31, 2009(d)	$14.94	0.18	5.97	6.15	–	(1.32)	(1.32)	$19.77	41.60%	$129,831,435	0.71%	1.06%	0.86%	43.00%
Year Ended December 31, 2008	$26.08	0.31	(10.18)	(9.87)	(0.57)	(0.70)	(1.27)	$14.94	(38.64)%	$79,293,777	0.68%	1.51%	0.86%	38.00%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Expenses do not include expenses from the Master Fund.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is that of the Master Fund in which the Fund invests all of its investable assets.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Global Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Global Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund, therefore, has the same investment objective and investment strategies as the Master Fund in which the Fund invests. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2012 was 3.40%.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in the Master Fund is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investment in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

December 31, 2012

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to the Master Fund Annual Report (Note 3) that is included along with this report for the Master Fund’s security valuation policies.

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. For the year ended December 31, 2012, there were no permanent differences. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

16

Notes to Financial Statements (Continued)

December 31, 2012

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2013.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $75,820 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $658.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

17

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $406,368 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Risks Associated with Investment in Master Fund

Please refer to the Master Fund Annual Report (Note 4) that is included along with this report for the Master Fund’s principal risks of investments.

6.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

18

Notes to Financial Statements (Continued)

December 31, 2012

7.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,420,918	$—	$1,420,918	$—	$1,420,918

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,460,045	$—	$1,460,045	$—	$1,460,045
Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$804,127	$—	$804,127	$(654,967)	$11,357,621	$11,506,781

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$165,309,798	$13,788,062	$(2,430,441)	$11,357,621

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

19

Notes to Financial Statements (Continued)

December 31, 2012

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$2,535	2017

The following table represents capital loss carryforwards that are subject to the Modernization Act, and will be utilized to offset capital gains, if any, prior to the utilization of those capital loss carryforwards noted above.

Loss Carryforward Character
Short Term	Long Term
$—	$652,432

Amount designated as “—” is zero or has been rounded to zero.

9.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds NVIT Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Global Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 with the underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

21

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 78.54%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $1,431,731 or $0.1926 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $205,810 or $0.0277 per outstanding share.

22

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

23

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

24

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

25

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

26

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

27

American Funds NVIT Growth Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Supplemental Information

23	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-AM-GR (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The American Funds NVIT Growth Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Growth Fund (the “Master Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

Principal Risks

The Fund is subject to stock market risk.

The Fund is subject to risks associated with investing in foreign securities.

Growth funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in stocks of smaller companies.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have

2

Important Disclosures (Continued)

been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG and Capital Research and Management Company. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial

3

Important Disclosures (Continued)

professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Capital Research and Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Capital Research and Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

American Funds NVIT Growth Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the American Funds NVIT Growth Fund (Class II) returned 17.40% versus 15.99% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 237 funds as of December 31, 2012) was 16.00% for the same time period.

Below is the 2012 annual report commentary from the American Funds Insurance Series® Growth Fund (referred to as the “Master Fund,” which is the sole investment of the American Funds NVIT Growth Fund). The Master Fund’s performance return shown below and the American Funds NVIT Growth Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the American Funds NVIT Growth Fund.

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

Growth Fund gained 17.89% for the 12 months ended December 31, 2012, while the S&P 500 rose 15.99%.

After a strong start to the year, stocks faltered in April and May amid renewed concerns about the debt crisis in Europe and weaker economic data in the U.S. and China. A midyear rally resulted in substantial gains for most markets in the second half of 2012, though the U.S. was weak in the fourth quarter.

The health care sector continued to be one of the main contributors to the fund’s results, with several biotechnology companies recording strong gains. Increasing consumer confidence helped lift companies in the consumer discretionary sector, including several of the fund’s largest holdings. Information technology and financial holdings also contributed to results.

The fund’s weakest sectors were materials and energy, which have experienced lower demand in recent months as economic growth has stalled in China and other key economies.

Outside the U.S., the fund’s best results again came from holdings in Spain, India and the Netherlands. Holdings in Brazil and South Africa declined.

As global uncertainty persists, the fund’s portfolio counselors continue to search for companies with good valuations and accelerating growth prospects.

Portfolio Managers:

American Funds Team Members — Donnalisa Parks Barnum, Gregg E. Ireland, Gregory D. Johnson, Michael T. Kerr and Ronald B. Morrow

7

Fund Performance	American Funds NVIT Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.[2]
Class II	17.40%	0.47%	8.22%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Since Inception date of April 30, 2006. Historical performance information prior to the Fund’s inception date is based on the performance of the Master Fund, adjusted to reflect the Fund’s expenses.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class II	1.15%	1.00%

*

Current effective prospectus dated April 30, 2012. The difference between gross and net operating expense reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth Fund since inception through 12/31/12 versus performance of the S&P 500® Index(a) and the Consumer Price Index (CPI)(b) from 5/1/06 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	American Funds NVIT Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from (July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

American Funds NVIT Growth Fund		Beginning Account Value($) 07/01/12	Ending Account Value($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class II Shares	Actual	1,000.00	1,087.40	3.52	0.67
	Hypothetical[c]	1,000.00	1,021.77	3.40	0.67

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Statement of Assets and Liabilities

December 31, 2012

American Funds NVIT Growth Fund
Assets:
Investment in Master Fund (cost $246,622,628)	$283,684,004
Cash	2,000
Receivable for capital shares issued	88,659

Total Assets	283,774,663

Liabilities:
Payable for investments purchased	58,665
Payable for capital shares redeemed	29,995
Accrued expenses and other payables:
Fund administration fees	8,786
Master feeder service provider fee	23,820
Distribution fees	59,552
Administrative servicing fees	63,866
Accounting and transfer agent fees	1,404
Custodian fees	1,676
Professional fees	7,126
Printing fees	15,898
Other	1,419

Total Liabilities	272,207

Net Assets	$283,502,456

Represented by:
Capital	$281,523,532
Accumulated undistributed net investment income	1,078,842
Accumulated net realized losses from investment transactions	(36,161,294)
Net unrealized appreciation from investment	37,061,376

Net Assets	$283,502,456

Net Assets:
Class II Shares	$283,502,456

Total	$283,502,456

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	4,688,809

Total	4,688,809

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$60.46

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2012

American Funds NVIT Growth Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$2,926,270

Total Income	2,926,270

EXPENSES:
Fund administration fees	100,716
Master feeder service provider fees	689,746
Distribution fees Class II Shares	689,746
Administrative servicing fees Class II Shares	689,746
Professional fees	21,834
Printing fees	36,342
Trustee fees	10,411
Custodian fees	10,628
Compliance program costs (Note 3)	1,082
Other	10,565

Total expenses before earnings credit and fees waived	2,260,816

Earnings credit (Note 4)	(16)
Master feeder service provider fees waived (Note 3)	(413,852)

Net Expenses	1,846,948

NET INVESTMENT INCOME	1,079,322

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(5,179,612)
Net change in unrealized appreciation from investment	48,211,918

Net realized/unrealized gains from investment	43,032,306

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$44,111,628

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	American Funds NVIT Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$1,079,322	$607,326
Net realized losses from investment transactions	(5,179,612)	(4,970,558)
Net change in unrealized appreciation/(depreciation) from investment	48,211,918	(7,847,241)

Change in net assets resulting from operations	44,111,628	(12,210,473)

Distributions to Shareholders From:
Net investment income:
Class II	(607,687)	(700,786)

Change in net assets from shareholder distributions	(607,687)	(700,786)

Change in net assets from capital transactions	(19,011,668)	17,195,723

Change in net assets	24,492,273	4,284,464

Net Assets:
Beginning of year	259,010,183	254,725,719

End of year	$283,502,456	$259,010,183

Accumulated undistributed net investment income at end of year	$1,078,842	$607,207

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$18,352,538	$43,266,155
Dividends reinvested	607,687	700,786
Cost of shares redeemed	(37,971,893)	(26,771,218)

Total Class II Shares	(19,011,668)	17,195,723

Change in net assets from capital transactions	$(19,011,668)	$17,195,723

SHARE TRANSACTIONS:
Class II Shares
Issued	321,440	805,662
Reinvested	10,356	12,699
Redeemed	(661,655)	(491,290)

Total Class II Shares	(329,859)	327,071

Total change in shares	(329,859)	327,071

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(a)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)(b)	Portfolio Turnover(c)
Class II Shares
Year Ended December 31, 2012(d)	$51.61	0.22	8.76	8.98	(0.13)	–	(0.13)	$60.46	17.40%	$283,502,456	0.67%	0.39%	0.82%	21.00%
Year Ended December 31, 2011(d)	$54.29	0.12	(2.66)	(2.54)	(0.14)	–	(0.14)	$51.61	(4.69)%	$259,010,183	0.66%	0.23%	0.81%	19.00%
Year Ended December 31, 2010(d)	$46.01	0.16	8.20	8.36	(0.08)	–	(0.08)	$54.29	18.19%	$254,725,719	0.68%	0.33%	0.83%	28.00%
Year Ended December 31, 2009(d)	$36.95	0.10	13.97	14.07	–	(5.01)	(5.01)	$46.01	38.78%	$198,323,289	0.72%	0.23%	0.87%	37.00%
Year Ended December 31, 2008	$72.16	0.28	(30.91)	(30.63)	(1.14)	(3.44)	(4.58)	$36.95	(44.21)%	$134,739,431	0.70%	0.53%	0.88%	26.00%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Expenses do not include expenses from the Master Fund.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is that of the Master Fund in which the Fund invests all of its investable assets.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund therefore has the same investment objective and investment strategies as the Master Fund in which the Fund invests. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2012 was 1.28%.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in the Master Fund is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investment in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

December 31, 2012

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to the Master Fund Annual Report (Note 3) that is included along with this report for the Master Fund’s security valuation policies.

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. For the year ended December 31, 2012, there were no permanent differences. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

16

Notes to Financial Statements (Continued)

December 31, 2012

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2013.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $100,716 in fees from the Fund under the joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $1,082.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of

17

Notes to Financial Statements (Continued)

December 31, 2012

certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $689,746 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Risks Associated with Investment in Master Fund

Please refer to the Master Fund Semiannual Report (Note 4) that is included along with this report for the Master Fund’s principal risks of investments.

6.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

7.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual

18

Notes to Financial Statements (Continued)

December 31, 2012

reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$607,687	$—	$607,687	$—	$607,687

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$700,786	$—	$700,786	$—	$700,786

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,078,842	$—	$1,078,842	$(10,816,975)	$11,717,057	$1,978,924

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$271,966,947	$21,829,653	$(10,112,596)	$11,717,057

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$8,182,950	2017

19

Notes to Financial Statements (Continued)

December 31, 2012

The following table represents capital loss carryforwards that are subject to the Modernization Act, and will be utilized to offset capital gains, if any, prior to the utilization of those capital loss carryforwards noted above.

Loss Carryforward Character
Short Term	Long Term
$—	$2,634,025

Amount designated as “—” is zero or has been rounded to zero.

9.   Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds NVIT Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

21

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

22

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

23

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

24

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

25

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

26

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

27

American Funds NVIT Growth-Income Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Supplemental Information

22	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on

Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-AM-GI (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The American Funds NVIT Growth-Income Fund (the “Fund”) is considered a “feeder” fund because it invests all of its assets in the Class 1 shares of the master fund, the Growth-Income Fund (the “Master Growth-Income Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. The Fund may be subject to master-feeder structure risk. Other feeder funds may also invest in the Master Growth-Income Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Fund.

Principal Risks

The Fund is subject to stock market risk.

The Fund is subject to risks associated with investing in foreign securities.

Growth funds may underperform other funds that use different investing styles.

The Fund is subject to dividend risk associated with the dividend policies of the companies in which the Master Growth-Income Fund invests and the capital resources those companies have available for making dividend payments.

The Fund is subject to risks associated with investing in stocks of smaller companies.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2

Important Disclosures (Continued)

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG and Capital Research and Management Company. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

3

Important Disclosures (Continued)

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Capital Research and Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Capital Research and Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

American Funds NVIT Growth-Income Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the American Funds NVIT Growth-Income Fund (Class II) returned 17.06% versus 15.99% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 233 funds as of December 31, 2012) was 15.03% for the same time period.

Below is the 2012 annual report commentary from the American Funds Insurance Series® Growth-Income Fund (referred to as the “Master Fund,” which is the sole investment of the American Funds NVIT Growth-Income Fund). The Master Fund’s performance return shown below and the American Funds NVIT Growth-Income Fund’s performance return given above are different because different expense ratios apply to the Master Fund versus the American Funds NVIT Growth-Income Fund.

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to nationwide.com.

Growth-Income Fund gained 17.48% for the 12 months ended December 31, 2012, compared with a 15.99% increase for the S&P 500.

Growing consumer confidence and an improved housing market in the U.S. helped companies in the consumer discretionary sector, which had the fund’s best returns. Stock selection was a key factor, with holdings in the media industry, particularly two cable TV companies, having the most impact.

Good stock selection also helped in other sectors, including health care — where several of the fund’s investments in U.S. biotechnology companies were up more than 30% — telecommunication services and information technology.

The fund’s weakest sector was energy, where companies were hurt by falling oil prices and lower demand. A relatively low weighting in financial companies also held back results. Because of ongoing macro concerns, the portfolio counselors held a sizable portion of assets in cash. This cautionary measure helped the fund when stocks declined in the second quarter, but proved a drag on the full-year return.

While problems in Europe, China and the U.S. persist, there have recently been encouraging developments. The fund’s portfolio counselors remain confident that the fund’s holdings can prosper over the long term.

Portfolio Managers:

American Funds Team Members – J. Blair Frank, Claudia P. Huntington, Donald D. O’Neal, William L. Robbins and Dylan J. Yolles

7

Fund Performance	American Funds NVIT Growth-Income Fund

Average Annual Total Return1

	1 Yr.	5 Yr.	10 Yr.[2]
Class II	17.06%	0.55%	6.37%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Since inception date of April 26, 2007. Historical performance information prior to the Fund’s inception date is based on the performance of the Master Fund, adjusted to reflect the Fund’s expenses.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class II	1.07%	0.92%
*

Current effective prospectus dated April 30, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the American Funds NVIT Growth-Income Fund since inception through 12/31/12 versus performance of the S&P 500® Index(a) and the Consumer Price Index (CPI)(b) from 5/1/07 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The S&P 500® Index is an unmanaged, market capitalization- weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	American Funds NVIT Growth-Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

American Funds NVIT Growth-Income Fund		Beginning Account Value($) 07/01/12	Ending Account Value($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class II Shares	Actual	1,000.00	1,081.30	3.35	0.64
	Hypothetical[c]	1,000.00	1,021.92	3.25	0.64
[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Statement of Assets and Liabilities

December 31, 2012

American Funds NVIT Growth-Income Fund
Assets:
Investment in Master Fund (cost $1,047,523,878)	$1,277,698,189
Cash	2,000
Receivable for investments sold	1,844,657
Receivable for capital shares issued	1,219
Prepaid expenses	2,554

Total Assets	1,279,548,619

Liabilities:
Payable for capital shares redeemed	1,845,877
Accrued expenses and other payables:
Fund administration fees	27,429
Master feeder service provider fee	107,422
Distribution fees	268,559
Administrative servicing fees	252,478
Accounting and transfer agent fees	1,124
Custodian fees	7,631
Professional fees	11,894
Printing fees	17,722
Other	9,724

Total Liabilities	2,549,860

Net Assets	$1,276,998,759

Represented by:
Capital	$1,062,013,321
Accumulated undistributed net investment income	15,301,420
Accumulated net realized losses from investment transactions	(30,490,293)
Net unrealized appreciation from investment	230,174,311

Net Assets	$1,276,998,759

Net Assets:
Class II Shares	$1,276,998,759

Total	$1,276,998,759

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	30,869,599

Total	30,869,599

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$41.37

The accompanying notes are an integral part of these financial statements.

11

Statement of Operations

For the Year Ended December 31, 2012

American Funds NVIT Growth-Income Fund
INVESTMENT INCOME:
Dividend income from Master Fund	$22,902,938

Total Income	22,902,938

EXPENSES:
Fund administration fees	299,384
Master feeder service provider fees	2,950,403
Distribution fees Class II Shares	2,950,403
Administrative servicing fees Class II Shares	2,950,403
Professional fees	55,368
Printing fees	38,866
Trustee fees	44,919
Custodian fees	45,946
Compliance program costs (Note 3)	4,319
Other	31,491

Total expenses before earnings credit and fees waived	9,371,502

Earnings credit (Note 4)	(31)
Master feeder service provider fees waived (Note 3)	(1,770,259)

Net Expenses	7,601,212

NET INVESTMENT INCOME	15,301,726

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(3,156,498)
Net change in unrealized appreciation from investment	168,701,101

Net realized/unrealized gains from investment	165,544,603

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$180,846,329

The accompanying notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	American Funds NVIT Growth-Income Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$15,301,726	$12,670,046
Net realized losses from investment transactions	(3,156,498)	(5,655,867)
Net change in unrealized appreciation/(depreciation) from investment	168,701,101	(27,067,148)

Change in net assets resulting from operations	180,846,329	(20,052,969)

Distributions to Shareholders From:
Net investment income:
Class II	(12,661,593)	(8,182,418)

Change in net assets from shareholder distributions	(12,661,593)	(8,182,418)

Change in net assets from capital transactions	84,712,029	242,725,837

Change in net assets	252,896,765	214,490,450

Net Assets:
Beginning of year	1,024,101,994	809,611,544

End of year	$1,276,998,759	$1,024,101,994

Accumulated undistributed net investment income at end of year	$15,301,420	$12,661,287

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$123,105,369	$267,825,966
Dividends reinvested	12,661,593	8,182,418
Cost of shares redeemed	(51,054,933)	(33,282,547)

Total Class II Shares	84,712,029	242,725,837

Change in net assets from capital transactions	$84,712,029	$242,725,837

SHARE TRANSACTIONS:
Class II Shares
Issued	3,165,806	7,396,439
Reinvested	312,864	219,457
Redeemed	(1,292,278)	(889,232)

Total Class II Shares	2,186,392	6,726,664

Total change in shares	2,186,392	6,726,664

The accompanying notes are an integral part of these financial statements.

13

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

American Funds NVIT Growth-Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(a)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)(b)	Portfolio Turnover(c)
Class II Shares
Year Ended December 31, 2012(d)	$35.70	0.51	5.57	6.08	(0.41)	—	(0.41)	$41.37	17.06%	$1,276,998,759	0.64%	1.30%	0.79%	25.00%
Year Ended December 31, 2011(d)	$36.87	0.52	(1.33)	(0.81)	(0.36)	—	(0.36)	$35.70	(2.24)%	$1,024,101,994	0.64%	1.42%	0.79%	22.00%
Year Ended December 31, 2010(d)	$33.53	0.45	3.21	3.66	(0.32)	—	(0.32)	$36.87	10.97%	$809,611,544	0.66%	1.34%	0.81%	22.00%
Year Ended December 31, 2009(d)	$26.25	0.40	7.61	8.01	—	(0.73)	(0.73)	$33.53	30.69%	$509,569,562	0.69%	1.39%	0.84%	24.00%
Year Ended December 31, 2008	$43.56	0.59	(17.14)	(16.55)	(0.75)	(0.01)	(0.76)	$26.25	(38.06)%	$235,910,310	0.64%	2.61%	0.79%	31.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Expenses do not include expenses from the Master Fund.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is that of the Master Fund in which the Fund invests all of its investable assets.
(d)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

14

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the American Funds NVIT Growth-Income Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund operates as a “feeder fund” which means that the Fund does not buy individual securities directly. Instead, the Fund invests all of its assets in another mutual fund, the American Growth-Income Fund (the “Master Fund”), a series of the American Funds Insurance Series®, which invests directly in individual securities. The Fund, therefore, has the same investment objective and investment strategies as the Master Fund in which the Fund invests. The financial statements of the Master Fund, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. For accounting purposes, the Fund is treated as a fund of funds. The percentage of the Master Fund’s portfolio owned by the Fund at December 31, 2012 was 5.47%.

The Master Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in the Master Fund is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investment in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

15

Notes to Financial Statements (Continued)

December 31, 2012

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Shares of the Master Fund in which the Fund invests are valued at net asset value (“NAV”) as reported by the Master Fund. The Master Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the exchange is open for trading. Please refer to the Master Fund Annual Report (Note 3) that is included along with this report for the Master Fund’s security valuation policies.

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. For the year ended December 31, 2012, there were no permanent differences. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

16

Notes to Financial Statements (Continued)

December 31, 2012

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Master Fund’s Investment Advisory Agreement, Capital Research manages the investment of the assets and supervises the daily business affairs of the Master Fund. Nationwide Fund Management LLC (“NFM”), a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of Nationwide Financial Services (“NFS”)), provides non-investment advisory master-feeder operational support services to the Fund. Under the terms of the Trust’s Master-Feeder Services Agreement with NFM on behalf of the Fund, the Fund pays NFM a fee of 0.25% based on the Fund’s average daily net assets. NFM has entered into a contractual agreement with the Trust under which NFM waives 0.15% of the fees NFM receives for providing the Fund with non-investment advisory master-feeder operational support services until April 30, 2013.

NFM also provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $299,384 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $4,319.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

17

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $2,950,403 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Risks Associated with Investment in Master Fund

Please refer to the Master Fund Annual Report (Note 4) that is included along with this report for the Master Fund’s principal risks of investments.

6.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

7.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

18

Notes to Financial Statements (Continued)

December 31, 2012

8.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$12,661,593	$—	$12,661,593	$—	$12,661,593

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,182,418	$—	$8,182,418	$—	$8,182,418

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$15,301,420	$—	$15,301,420	$(113,417)	$199,797,435	$214,985,438

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,077,900,754	$203,022,781	$(3,225,346)	$199,797,435

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards that are subject to the Modernization Act, and will be utilized to offset capital gains, if any, prior to the utilization of those capital loss carryforwards noted above.

Loss Carryforward Character
Short Term	Long Term
$—	$113,417

Amount designated as “—” is zero or has been rounded to zero.

9.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds NVIT Growth-Income Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds NVIT Growth-Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 with the underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

20

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

21

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

22

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

23

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

24

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

25

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

26

Federated NVIT High Income Bond Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

20	Statement of Assets and Liabilities

21	Statement of Operations

22	Statements of Changes in Net Assets

23	Financial Highlights

24	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-FHI (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in high-yield bonds and zero coupon bonds.

The Fund is subject to interest rate risk.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk to varying degrees.

The Fund is subject to risks associated with investing in foreign securities.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

The Fund also is subject to risks associated with investing in derivatives, including credit default swaps. Derivatives present default risks and may involve leverage, which can disproportionately increase losses and reduce opportunities for gains.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2

Important Disclosures (Continued)

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

3

Important Disclosures (Continued)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Federated Investment Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Federated Investment Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

Federated NVIT High Income Bond Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the Federated NVIT High Income Bond Fund (Class I) returned 14.56% versus 15.78% for its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Cap Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of High Current Yield Funds (consisting of 118 funds as of December 31, 2012) was 14.09% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund benefited from its holdings in the health-care, media–non-cable, wireless telecommunications, packaging and retail sectors during the reporting period. The Fund also was helped by an underweight position in the poor-performing metals and mining, media–cable, electric utilities, energy and supermarket sectors. Specific Fund holdings that substantially outperformed relative to the benchmark during the reporting period included Sprint Nextel Corp.; Nortek, Inc.; DJO Finance LLC; Ply Gem Industries, Inc.; and Ally Financial Inc.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

During the reporting period, the Fund was negatively affected by its holdings in consumer products, technology and natural gas utilities. Poor security selection and an underweight position relative to the benchmark in the strong-performing financial institution segment also negatively affected Fund returns. In addition, the Fund’s underweight position in the strong-performing home construction sector detracted from relative Fund performance during the reporting period. The Fund’s cash position hurt returns, given low rates of return on cash investments and strong returns for the overall market during the reporting period. Individual Fund holdings that substantially underperformed the benchmark included ATP Oil & Gas Corp.; Edison Mission Energy; Advanced Micro Devices, Inc.; Allen Systems Group, Inc.; and Altegrity, Inc.

Subadviser:

Federated Investment Management Company

Portfolio Manager:

Mark E. Durbiano

7

Fund Performance	Federated NVIT High Income Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class I	14.56%	7.19%	8.32%
Class III[2]	14.71%	7.19%	8.32%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]

These returns, until the creation of the Class III shares (April 28, 2005), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class III shares would have produced because all classes of shares invest in the same portfolio of securities.

Expense Ratios

Expense Ratio*
Class I	0.92%
Class III	0.92%

*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Federated NVIT High Income Bond Fund versus performance of the Barclays U.S. Corporate High Yield 2% Issuer Cap Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/12. Unlike, the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	Federated NVIT High Income Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

Federated NVIT High Income Bond Fund			Beginning Account Value($) 07/01/12	Ending Account Value($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual		1,000.00	1,065.70	4.88	0.94
	Hypothetical	[b]	1,000.00	1,020.41	4.77	0.94
Class III Shares	Actual		1,000.00	1,067.00	4.88	0.94
	Hypothetical	[b]	1,000.00	1,020.41	4.77	0.94

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	Federated NVIT High Income Bond Fund
December 31, 2012

Asset Allocation †
Corporate Bonds	96.7%
Mutual Fund	1.2%
Common Stocks	0.1%
Other assets in excess of liabilities	2.0%

100.0%

Top Industries ††
Technology	14.7%
Healthcare	11.0%
Energy	8.6%
Media—Non-Cable	6.7%
Automotive	5.0%
Financial Institutions	5.0%
Food & Beverage	4.8%
Retailers	4.8%
Packaging	4.3%
Building Materials	4.0%
Other Industries	31.1%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund—Institutional Class	1.2%
Sprint Capital Corp., 6.88%, 11/15/28	1.1%
CIT Group, Inc., 5.25%, 03/15/18	1.1%
HCA, Inc., 7.50%, 02/15/22	1.1%
International Lease Finance Corp., 6.25%, 05/15/19	1.0%
First Data Corp., 8.75%, 01/15/22	1.0%
CDW LLC/CDW Finance Corp., 8.50%, 04/01/19	0.9%
Caesars Entertainment Operating Co., Inc., 11.25%, 06/01/17	0.8%
Reynolds Group Issuer, Inc., 8.25%, 02/15/21	0.8%
Infor US, Inc., 11.50%, 07/15/18	0.8%
Other Holdings	90.2%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements

11

Statement of Investments

December 31, 2012

Federated NVIT High Income Bond Fund

Corporate Bonds 96.7%

	Principal Amount	Market Value

Aerospace/Defense 0.8%
Altegrity, Inc.,
11.75%, 05/01/16 (a)(b)	$475,000	$351,500
Mantech International Corp.,
7.25%, 04/15/18	250,000	265,625
TransDigm, Inc.
7.75%, 12/15/18	825,000	912,656
5.50%, 10/15/20 (b)	250,000	260,000

		1,789,781

Automotive 5.1%
Affinia Group Holdings, Inc.,
9.00%, 11/30/14	700,000	700,000
American Axle & Manufacturing, Inc.,
6.63%, 10/15/22	925,000	938,875
Chrysler Group LLC/CG Co-Issuer, Inc.,
8.25%, 06/15/21	650,000	715,000
Exide Technologies,
8.63%, 02/01/18	1,275,000	1,080,562
IDQ Holdings, Inc.,
11.50%, 04/01/17 (b)	525,000	565,688
International Automotive Components Group SL,
9.13%, 06/01/18 (b)	1,525,000	1,414,438
Jaguar Land Rover PLC,
8.13%, 05/15/21 (b)	875,000	962,500
Motors Liquidation Co.,
7.40%, 09/01/25* (a)(d)	2,500,000	0
Pittsburgh Glass Works LLC,
8.50%, 04/15/16 (b)	1,325,000	1,219,000
Schaeffler Finance BV
7.75%, 02/15/17 (b)	550,000	610,500
8.50%, 02/15/19 (b)	700,000	791,000
Tenneco, Inc.,
7.75%, 08/15/18	275,000	298,375
Tomkins LLC/Tomkins, Inc.,
9.00%, 10/01/18	500,000	560,000
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc.,
10.63%, 09/01/17 (b)	650,000	711,750
UCI International, Inc.,
8.63%, 02/15/19	1,225,000	1,214,281

		11,781,969

Building Materials 3.9%
Anixter, Inc.,
5.63%, 05/01/19	550,000	578,875
Building Materials Corp. of America,
7.50%, 03/15/20 (b)	250,000	275,000
Interline Brands, Inc.
7.50%, 11/15/18	725,000	783,000
10.00%, 11/15/18 (b)	775,000	840,875
Masonite International Corp.,
8.25%, 04/15/21 (b)	1,050,000	1,123,500

Corporate Bonds (continued)

	Principal Amount	Market Value

Building Materials (continued)
Norcraft Cos. LP,
10.50%, 12/15/15	$875,000	$881,562
Nortek, Inc.
8.50%, 04/15/21 (b)	325,000	359,938
8.50%, 04/15/21	1,100,000	1,221,000
Ply Gem Industries, Inc.
9.38%, 04/15/17 (b)	125,000	133,125
8.25%, 02/15/18	1,075,000	1,161,000
Rexel SA,
6.13%, 12/15/19 (b)	1,050,000	1,102,500
Roofing Supply Group LLC/Roofing Supply Finance, Inc.,
10.00%, 06/01/20 (b)	475,000	532,000

		8,992,375

Chemicals 2.4%
Compass Minerals International, Inc.,
8.00%, 06/01/19	350,000	378,000
Ferro Corp.,
7.88%, 08/15/18	875,000	789,687
Hexion US Finance Corp.
8.88%, 02/01/18	600,000	616,500
9.00%, 11/15/20	500,000	456,250
Huntsman International LLC,
8.63%, 03/15/21	425,000	485,563
Koppers, Inc.,
7.88%, 12/01/19	350,000	385,000
Momentive Performance Materials, Inc.,
9.00%, 01/15/21	200,000	146,000
Omnova Solutions, Inc.,
7.88%, 11/01/18	1,100,000	1,134,375
OXEA Finance & Cy SCA, Reg. S,
9.50%, 07/15/17 (b)	768,000	840,960
Union Carbide Corp.,
7.88%, 04/01/23	225,000	284,720

		5,517,055

Construction Machinery 0.5%
RSC Equipment Rental, Inc.
10.25%, 11/15/19	600,000	696,000
8.25%, 02/01/21	150,000	169,125
UR Financing Escrow Corp.
5.75%, 07/15/18 (b)	75,000	80,812
7.38%, 05/15/20 (b)	75,000	82,313
7.63%, 04/15/22 (b)	75,000	83,813
UR Merger Sub Corp.,
8.38%, 09/15/20	150,000	166,125

		1,278,188

Consumer Products 2.9%
AOT Bedding Super Holdings LLC,
8.13%, 10/01/20 (b)	675,000	675,000

12

Statement of Investments (Continued)

December 31, 2012

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Products (continued)
FGI Operating Co. LLC/FGI Finance, Inc.,
7.88%, 05/01/20 (b)	$800,000	$824,000
Libbey Glass, Inc.,
6.88%, 05/15/20	650,000	698,750
Prestige Brands, Inc.,
8.13%, 02/01/20	175,000	194,687
Sealy Mattress Co.,
8.25%, 06/15/14	800,000	802,008
ServiceMaster Co.
7.10%, 03/01/18	300,000	285,000
8.00%, 02/15/20	725,000	755,813
7.00%, 08/15/20 (b)	550,000	551,375
7.45%, 08/15/27	175,000	141,750
Spectrum Brands Escrow Corp.,
6.38%, 11/15/20 (b)	500,000	525,000
Visant Corp.,
10.00%, 10/01/17	1,150,000	1,032,125
Wolverine World Wide, Inc.,
6.13%, 10/15/20 (b)	225,000	236,250

		6,721,758

Energy 8.6%
Antero Resources Finance Corp.,
6.00%, 12/01/20 (b)	625,000	632,812
ATP Oil & Gas Corp.,
11.88%, 05/01/15* (c)	800,000	88,000
Basic Energy Services, Inc.
7.75%, 02/15/19	100,000	99,500
7.75%, 10/15/22 (b)	500,000	487,500
Berry Petroleum Co.
6.75%, 11/01/20	150,000	161,250
6.38%, 09/15/22	300,000	312,000
Carrizo Oil & Gas, Inc.,
7.50%, 09/15/20	200,000	205,500
Chaparral Energy, Inc.,
9.88%, 10/01/20	1,175,000	1,336,562
Chesapeake Energy Corp.
6.78%, 03/15/19	650,000	650,813
6.63%, 08/15/20	325,000	348,562
6.88%, 11/15/20	225,000	243,844
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc.,
6.63%, 11/15/19 (b)	675,000	636,187
Cie Generale de Geophysique — Veritas
7.75%, 05/15/17	650,000	676,000
6.50%, 06/01/21	650,000	695,500
Comstock Resources, Inc.,
7.75%, 04/01/19	450,000	456,750
Concho Resources, Inc.
7.00%, 01/15/21	550,000	613,250
5.50%, 04/01/23	300,000	314,250
Energy XXI Gulf Coast, Inc.
9.25%, 12/15/17	475,000	542,687
7.75%, 06/15/19	225,000	245,813

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy (continued)
EP Energy LLC/EP Energy Finance, Inc.
6.88%, 05/01/19	$250,000	$271,250
9.38%, 05/01/20	775,000	873,813
EPE Holdings LLC/EP Energy Bond Co., Inc.,
8.13%, 12/15/17 (b)	300,000	297,375
Forbes Energy Services Ltd.,
9.00%, 06/15/19	625,000	556,250
Forest Oil Corp.
7.25%, 06/15/19	775,000	778,875
7.50%, 09/15/20 (b)	275,000	288,750
Halcon Resources Corp.
9.75%, 07/15/20 (b)	575,000	621,000
8.88%, 05/15/21 (b)	375,000	397,500
Linn Energy LLC/Linn Energy Finance Corp.
6.50%, 05/15/19	925,000	934,250
8.63%, 04/15/20	100,000	109,000
Lone Pine Resources Canada Ltd.,
10.38%, 02/15/17	275,000	258,500
Oasis Petroleum, Inc.,
6.50%, 11/01/21	800,000	850,000
Ocean Rig Norway AS,
6.50%, 10/01/17 (b)	275,000	273,625
PHI, Inc.,
8.63%, 10/15/18	850,000	909,500
Plains Exploration & Production Co.
6.13%, 06/15/19	300,000	327,000
6.75%, 02/01/22	150,000	168,375
SandRidge Energy, Inc.
7.50%, 03/15/21	150,000	160,500
8.13%, 10/15/22	725,000	793,875
7.50%, 02/15/23	150,000	160,500
SESI LLC,
7.13%, 12/15/21	825,000	917,813
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
5.88%, 10/01/20 (b)	175,000	181,563
W&T Offshore, Inc.
8.50%, 06/15/19 (b)	25,000	26,875
8.50%, 06/15/19	1,000,000	1,075,000

		19,977,969

Entertainment 0.7%
Cinemark USA, Inc.
7.38%, 06/15/21	825,000	911,625
5.13%, 12/15/22 (b)	50,000	50,625
HRP Myrtle Beach Operations LLC,
0.00%, 04/01/12* (a)(b)(c)(d)(e)(f)	675,000	0
Six Flags Entertainment Corp.,
5.25%, 01/15/21 (b)	600,000	600,000

		1,562,250

13

Statement of Investments (Continued)

December 31, 2012

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Environmental 0.1%
ADS Waste Holdings, Inc.,
8.25%, 10/01/20 (b)	$225,000	$236,250

Financial Institutions 4.9%
Ally Financial, Inc.
4.63%, 06/26/15	300,000	312,743
5.50%, 02/15/17	1,450,000	1,551,156
6.25%, 12/01/17	1,125,000	1,245,619
7.50%, 09/15/20	350,000	422,625
8.00%, 11/01/31	550,000	696,438
CIT Group, Inc.,
5.25%, 03/15/18	2,400,000	2,568,000
International Lease Finance Corp.
6.25%, 05/15/19	2,250,000	2,396,250
5.88%, 08/15/22	550,000	582,566
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
5.63%, 03/15/20 (b)	250,000	261,875
5.88%, 03/15/22 (b)	350,000	371,000
Nuveen Investments, Inc.,
9.50%, 10/15/20 (b)	1,000,000	995,000

		11,403,272

Food & Beverage 4.7%
ARAMARK Holdings Corp.,
8.63%, 05/01/16 (b)	1,325,000	1,356,482
Constellation Brands, Inc.,
4.63%, 03/01/23	175,000	182,875
Dean Foods Co.,
9.75%, 12/15/18	1,575,000	1,811,250
Del Monte Corp.,
7.63%, 02/15/19	1,550,000	1,615,875
Michael Foods Holding, Inc.,
8.50%, 07/15/18 (b)	375,000	382,500
Michael Foods, Inc.,
9.75%, 07/15/18	1,450,000	1,602,250
Pinnacle Foods Finance LLC,
8.25%, 09/01/17	875,000	931,875
Shearer’s Foods LLC/Chip Fin Corp.,
9.00%, 11/01/19 (b)	300,000	315,000
Smithfield Foods, Inc.,
6.63%, 08/15/22	925,000	1,022,125
US Foodservice,
8.50%, 06/30/19 (b)	1,800,000	1,836,000

		11,056,232

Food & Staples Retailing 0.0%†
Jitney-Jungle Stores of America, Inc., expired maturity,
10.38%, 09/15/07* (c)(e)	100,000	0

Corporate Bonds (continued)

	Principal Amount	Market Value

Gaming 3.0%
Affinity Gaming LLC/Affinity Gaming Finance Corp.,
9.00%, 05/15/18 (b)	$1,000,000	$1,045,000
Caesars Entertainment Operating Co., Inc.,
11.25%, 06/01/17	1,825,000	1,955,031
Chester Downs & Marina LLC,
9.25%, 02/01/20 (b)	100,000	98,250
MGM Mirage, Inc.
8.63%, 02/01/19 (b)	450,000	501,750
6.75%, 10/01/20 (b)	125,000	127,656
7.75%, 03/15/22	1,375,000	1,471,250
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.,
9.50%, 06/15/19 (b)	550,000	596,750
Seminole Indian Tribe of Florida,
7.80%, 10/01/20 (b)	830,000	852,742
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
8.63%, 04/15/16 (b)	425,000	455,813

		7,104,242

Healthcare 10.7%
Biomet, Inc.
6.50%, 08/01/20 (b)	975,000	1,035,937
6.50%, 10/01/20 (b)	650,000	645,938
CDRT Holding Corp.,
9.25%, 10/01/17 (b)	800,000	816,000
CRC Health Corp.,
10.75%, 02/01/16 (a)	700,000	682,500
DaVita, Inc.,
5.75%, 08/15/22	175,000	184,406
DJO Finance LLC/DJO Finance Corp.
9.75%, 10/15/17	275,000	244,750
8.75%, 03/15/18 (b)	225,000	245,812
7.75%, 04/15/18	1,050,000	1,010,625
9.88%, 04/15/18 (b)	250,000	258,125
Emergency Medical Services Corp.,
8.13%, 06/01/19	1,200,000	1,317,750
Grifols, Inc.,
8.25%, 02/01/18	775,000	853,469
HCA Holdings, Inc.,
7.75%, 05/15/21	675,000	732,375
HCA, Inc.
6.25%, 02/15/21	300,000	307,500
7.50%, 02/15/22	2,150,000	2,461,750
5.88%, 03/15/22	1,000,000	1,087,500
Series 1, 5.88%, 05/01/23	100,000	103,500
7.50%, 11/06/33	650,000	653,250
Hologic, Inc.,
6.25%, 08/01/20 (b)	350,000	377,125

14

Statement of Investments (Continued)

December 31, 2012

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Healthcare (continued)
IASIS Healthcare LLC/IASIS Capital Corp.,
8.38%, 05/15/19	$1,150,000	$1,086,750
Jaguar Holding Co. I,
9.38%, 10/15/17 (b)	400,000	420,000
Jaguar Holding Co. II/Jaguar Merger Sub, Inc.,
9.50%, 12/01/19 (b)	1,100,000	1,248,500
Multiplan, Inc.,
9.88%, 09/01/18 (b)	1,675,000	1,867,625
Omnicare, Inc.,
7.75%, 06/01/20	1,175,000	1,304,250
Physiotherapy Associates Holdings, Inc.,
11.88%, 05/01/19 (b)	550,000	489,500
PSS World Medical, Inc.,
6.38%, 03/01/22	625,000	737,500
Truven Health Analytics, Inc.,
10.63%, 06/01/20 (b)	575,000	612,375
United Surgical Partners International, Inc., 9.00%, 04/01/20	700,000	777,000
Universal Hospital Services, Inc.
3.90%, 06/01/15 (f)	375,000	373,359
7.63%, 08/15/20 (b)	450,000	474,188
Vanguard Health Holding LLC,
8.00%, 02/01/18	1,000,000	1,035,000
VWR Funding, Inc.,
7.25%, 09/15/17 (b)	1,325,000	1,391,250

		24,835,609

Industrial — Other 3.6%
American Tire Distributors, Inc.,
9.75%, 06/01/17	125,000	132,500
Amsted Industries, Inc.,
8.13%, 03/15/18 (b)	125,000	133,750
Belden CDT, Inc.,
5.50%, 09/01/22 (b)	700,000	719,250
Cleaver-Brooks, Inc.,
8.75%, 12/15/19 (b)	275,000	283,937
Dematic SA/DH Services Luxembourg Sarl, 7.75%, 12/15/20 (b)	350,000	350,000
Dynacast International LLC/Dynacast Finance, Inc., 9.25%, 07/15/19	900,000	963,000
General Cable Corp., 5.75%, 10/01/22 (b)	500,000	517,500
Hillman Group, Inc., 10.88%, 06/01/18	1,125,000	1,209,375
J.B. Poindexter & Co., Inc., 9.00%, 04/01/22 (b)	875,000	904,531

Corporate Bonds (continued)

	Principal Amount	Market Value

Industrial — Other (continued)
Knowledge Learning Corp., 7.75%, 02/01/15 (b)	$400,000	$370,000
Maxim Crane Works LP, 12.25%, 04/15/15 (b)	500,000	512,500
Mcron Finance Sub LLC/Mcron Finance Corp., 8.38%, 05/15/19 (b)	350,000	358,750
MMI International Ltd., 8.00%, 03/01/17 (b)	250,000	265,000
Mueller Water Products, Inc.
7.38%, 06/01/17	625,000	645,313
8.75%, 09/01/20	257,000	292,980
Silver II Borrower/Silver II US Holdings LLC, 7.75%, 12/15/20 (b)	150,000	155,250
Thermon Industries, Inc., 9.50%, 05/01/17	467,000	518,370

		8,332,006

Lodging 0.1%
Choice Hotels International, Inc., 5.75%, 07/01/22	125,000	138,438

Media — Cable 1.6%
CCO Holdings LLC/CCO Holdings Capital Corp.
7.25%, 10/30/17	975,000	1,062,750
6.63%, 01/31/22	600,000	655,500
5.13%, 02/15/23	75,000	74,812
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 09/15/20 (b)	250,000	260,313
DISH DBS Corp.
4.63%, 07/15/17	200,000	208,500
5.88%, 07/15/22	975,000	1,048,125
Virgin Media Finance PLC, 4.88%, 02/15/22	425,000	434,563

		3,744,563

Media — Non-Cable 6.7%
AMC Networks, Inc., 7.75%, 07/15/21	925,000	1,059,125
Clear Channel Communications, Inc., 9.00%, 03/01/21	1,400,000	1,249,500
Clear Channel Worldwide Holdings, Inc.
Series A, 7.63%, 03/15/20	200,000	199,500
Series B, 7.63%, 03/15/20	975,000	982,312
6.50%, 11/15/22 (b)	100,000	102,750
6.50%, 11/15/22 (b)	300,000	311,250
Crown Media Holdings, Inc., 10.50%, 07/15/19	1,275,000	1,435,969
Cumulus Media Holdings, Inc., 7.75%, 05/01/19	1,025,000	1,007,062

15

Statement of Investments (Continued)

December 31, 2012

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media — Non-Cable (continued)
Entercom Radio LLC, 10.50%, 12/01/19	$1,025,000	$1,127,500
Entravision Communications Corp., 8.75%, 08/01/17	843,000	914,655
Idearc Litigation Trusts, 8.00%, 11/15/16* (a)	1,375,000	13,750
Intelsat Jackson Holdings SA
7.50%, 04/01/21	900,000	992,250
6.63%, 12/15/22 (b)	500,000	516,250
Lamar Media Corp.
5.88%, 02/01/22	275,000	298,375
5.00%, 05/01/23 (b)	425,000	436,687
Logo Merger Sub Corp., 8.38%, 10/15/20 (b)	800,000	804,000
Nielsen Finance LLC/Nielsen Finance Co.
7.75%, 10/15/18	275,000	307,313
4.50%, 10/01/20 (b)	350,000	348,250
Sirius XM Radio, Inc., 5.25%, 08/15/22 (b)	125,000	126,250
SSI Invest II, 11.13%, 06/01/18	1,325,000	1,465,781
Townsquare Radio LLC/Townsquare Radio, Inc., 9.00%, 04/01/19 (b)	725,000	795,688
XM Satellite Radio, Inc., 7.63%, 11/01/18 (b)	1,000,000	1,115,000

		15,609,217

Metals & Mining 0.1%
Aleris International, Inc., 9.00%, 12/15/14* (a)(c)(e)	600,000	60
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.38%, 06/01/20 (b)	325,000	350,187

		350,247

Packaging 4.2%
Ardagh Packaging Finance PLC
9.13%, 10/15/20 (b)	1,100,000	1,199,000
9.13%, 10/15/20 (b)	225,000	244,125
Berry Plastics Corp., 9.50%, 05/15/18	500,000	550,000
BOE Merger Corp., 9.50%, 11/01/17 (b)	475,000	475,000
BWAY Holding Co., 10.00%, 06/15/18	625,000	693,750
Packaging Dynamics Corp., 8.75%, 02/01/16 (b)	550,000	574,750
Pactiv LLC, 7.95%, 12/15/25	250,000	205,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Packaging (continued)
Reynolds Group Issuer, Inc.
8.50%, 05/15/18	$1,400,000	$1,435,000
9.00%, 04/15/19	150,000	156,000
9.88%, 08/15/19	450,000	481,500
5.75%, 10/15/20 (b)	675,000	696,937
8.25%, 02/15/21	1,850,000	1,877,750
Sealed Air Corp.
6.50%, 12/01/20 (b)	575,000	621,000
8.38%, 09/15/21 (b)	550,000	628,375

		9,838,187

Paper 0.4%
Clearwater Paper Corp.
10.63%, 06/15/16	225,000	245,250
7.13%, 11/01/18	100,000	109,000
Longview Fibre Paper & Packaging, Inc., 8.00%, 06/01/16 (b)	550,000	577,500

		931,750

Restaurants 1.5%
DineEquity, Inc., 9.50%, 10/30/18	1,425,000	1,619,156
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc., 10.50%, 01/15/20	800,000	928,000
Seminole Hard Rock Entertainment, Inc., 2.81%, 03/15/14 (b)(f)	1,025,000	1,017,313

		3,564,469

Retailers 4.6%
Academy Ltd./Academy Finance Corp., 9.25%, 08/01/19 (b)	1,050,000	1,165,500
Gymboree Corp., 9.13%, 12/01/18	750,000	667,500
Jo-Ann Stores Holdings, Inc., 10.50%, 10/15/19 (b)	650,000	655,687
Limited Brands, Inc., 5.63%, 02/15/22	725,000	788,437
Michaels Stores, Inc., 7.75%, 11/01/18	1,000,000	1,097,500
Needle Merger Sub Corp., 8.13%, 03/15/19 (b)	1,800,000	1,831,500
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 06/15/18 (b)	350,000	354,375
Party City Holdings, Inc., 8.88%, 08/01/20 (b)	200,000	214,500
Petco Animal Supplies, Inc., 9.25%, 12/01/18 (b)	150,000	166,500
Petco Holdings, Inc., 8.50%, 10/15/17 (b)	875,000	899,063

16

Statement of Investments (Continued)

December 31, 2012

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Retailers (continued)
Sally Holdings LLC/Sally Capital, Inc.
6.88%, 11/15/19	$725,000	$801,125
5.75%, 06/01/22	125,000	135,625
United Auto Group, Inc., 5.75%, 10/01/22 (b)	250,000	257,500
Yankee Acquisition Corp., Series B, 9.75%, 02/15/17	775,000	806,977
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 02/15/16	750,000	774,450

		10,616,239

Services 1.4%
Carlson Wagonlit BV, 6.88%, 06/15/19 (b)	600,000	633,000
Garda World Security Corp., 9.75%, 03/15/17 (b)	1,275,000	1,335,563
Monitronics International, Inc., 9.13%, 04/01/20	625,000	643,750
Reliance Intermediate Holdings LP, 9.50%, 12/15/19 (b)	500,000	567,500

		3,179,813

Technology 14.4%
Advanced Micro Devices, Inc.
8.13%, 12/15/17	950,000	866,875
7.50%, 08/15/22 (b)	250,000	205,625
Allen Systems Group, Inc., 10.50%, 11/15/16 (a)(b)	550,000	407,000
Aspect Software, Inc., 10.63%, 05/15/17	750,000	678,750
Audatex North America, Inc., 6.75%, 06/15/18 (b)	1,300,000	1,391,000
CDW LLC/CDW Finance Corp., 8.50%, 04/01/19	1,825,000	1,975,562
CommScope, Inc., 8.25%, 01/15/19 (b)	1,300,000	1,423,500
CoreLogic, Inc., 7.25%, 06/01/21	1,200,000	1,305,000
Emdeon, Inc., 11.00%, 12/31/19	675,000	779,625
Epicor Software Corp., 8.63%, 05/01/19	1,275,000	1,338,750
Fidelity National Information Services, Inc.
7.63%, 07/15/17	775,000	842,812
7.88%, 07/15/20	100,000	113,125
First Data Corp., 8.75%, 01/15/22 (b)	2,325,000	2,377,312
Freescale Semiconductor, Inc., 10.75%, 08/01/20	645,000	691,762
IAC/InterActiveCorp, 4.75%, 12/15/22 (b)	275,000	273,625

Corporate Bonds (continued)

	Principal Amount	Market Value

Technology (continued)
iGATE Corp., 9.00%, 05/01/16	$1,075,000	$1,165,031
Igloo Holdings Corp., 8.25%, 12/15/17 (b)	575,000	567,813
Infor US, Inc.
11.50%, 07/15/18	1,600,000	1,872,000
9.38%, 04/01/19	350,000	392,875
Interactive Data Corp., 10.25%, 08/01/18	875,000	985,469
Iron Mountain, Inc.
7.75%, 10/01/19	550,000	620,125
5.75%, 08/15/24	150,000	151,875
Kemet Corp., 10.50%, 05/01/18	1,125,000	1,109,531
Lender Processing Services, Inc., 5.75%, 04/15/23	700,000	726,250
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co., 10.50%, 04/15/18	800,000	896,000
Mmodal, Inc., 10.75%, 08/15/20 (b)	550,000	497,750
NCR Corp.
4.63%, 02/15/21 (b)	325,000	325,000
5.00%, 07/15/22 (b)	225,000	228,656
Nuance Communications, Inc., 5.38%, 08/15/20 (b)	450,000	470,250
Seagate Technology HDD Holdings
6.88%, 05/01/20	925,000	983,969
7.00%, 11/01/21	300,000	321,750
Serena Software, Inc., 10.38%, 03/15/16	400,000	410,000
Sitel LLC/Sitel Finance Corp., 11.50%, 04/01/18	475,000	334,875
Sophia LP/Sophia Finance, Inc., 9.75%, 01/15/19 (b)	1,175,000	1,266,063
Spansion LLC, 7.88%, 11/15/17	1,225,000	1,249,500
Stream Global Services, Inc., 11.25%, 10/01/14	400,000	418,000
SunGard Data Systems, Inc.
7.38%, 11/15/18	225,000	241,031
6.63%, 11/01/19 (b)	525,000	536,813
Syniverse Holdings, Inc., 9.13%, 01/15/19	1,125,000	1,200,938
TransUnion Holding Co., Inc.
8.13%, 06/15/18 (b)	175,000	180,688
9.63%, 06/15/18	1,050,000	1,110,375
Viasystems, Inc., 7.88%, 05/01/19 (b)	675,000	661,500

		33,594,450

17

Statement of Investments (Continued)

December 31, 2012

Federated NVIT High Income Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Textile 0.1%
PVH Corp., 4.50%, 12/15/22	$150,000	$151,500

Transportation 0.4%
Hertz Corp. (The), 7.50%, 10/15/18	775,000	856,375

Utility — Electric 1.2%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.
6.88%, 08/15/17 (b)	175,000	186,375
10.00%, 12/01/20	425,000	479,187
11.75%, 03/01/22 (b)	500,000	555,000
FPL Energy National Wind Portfolio LLC, 6.13%, 03/25/19 (a)(b)	174,330	148,606
NRG Energy, Inc.
7.63%, 05/15/19	900,000	963,000
8.25%, 09/01/20	275,000	308,000
6.63%, 03/15/23 (b)	125,000	133,750
Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/01/20 (b)	175,000	136,938

		2,910,856

Utility — Natural Gas 3.8%
Access Midstream Partners LP/ACMP Finance Corp., 4.88%, 05/15/23	650,000	659,750
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.13%, 07/15/22	400,000	431,000
Copano Energy LLC/Copano Energy Finance Corp., 7.13%, 04/01/21	575,000	617,406
Crosstex Energy LP, 8.88%, 02/15/18	575,000	621,000
El Paso Corp.
7.25%, 06/01/18	250,000	288,959
6.50%, 09/15/20	300,000	338,740
Energy Transfer Equity LP, 7.50%, 10/15/20	1,150,000	1,328,250
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 03/01/20 (b)	500,000	535,000
Inergy Midstream LP/NRGM Finance Corp., 6.00%, 12/15/20 (b)	275,000	283,937
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 06/15/22	1,275,000	1,389,750

Corporate Bonds (continued)

	Principal Amount	Market Value

Utility — Natural Gas (continued)
Regency Energy Partners LP/Regency Energy Finance Corp.
9.38%, 06/01/16	$146,000	$156,585
5.50%, 04/15/23	225,000	240,188
Southern Star Central Corp., 6.75%, 03/01/16	600,000	610,500
Suburban Propane Partners LP/Suburban Energy Finance Corp.
7.50%, 10/01/18	949,000	1,022,548
7.38%, 08/01/21	126,000	137,025
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.38%, 08/01/22 (b)	275,000	299,750

		8,960,388

Wireless Communications 3.6%
Digicel Group Ltd.
8.25%, 09/01/17 (b)	1,450,000	1,551,500
10.50%, 04/15/18 (b)	325,000	357,500
8.25%, 09/30/20 (b)	525,000	577,500
MetroPCS Wireless, Inc.
7.88%, 09/01/18	825,000	893,062
6.63%, 11/15/20	375,000	398,438
Sprint Capital Corp.
6.90%, 05/01/19	675,000	735,750
6.88%, 11/15/28	2,500,000	2,600,000
Sprint Nextel Corp., 9.00%, 11/15/18 (b)	950,000	1,173,250

		8,287,000

Wireline Communications 0.7%
Level 3 Financing, Inc.
8.88%, 06/01/19 (b)	150,000	159,750
8.13%, 07/01/19	825,000	899,250
7.00%, 06/01/20 (b)	225,000	235,125
8.63%, 07/15/20	300,000	333,000

		1,627,125

Total Corporate Bonds (cost $216,683,081)		224,949,573

Common Stocks 0.1%

	Shares	Market Value

Automotive 0.1%
General Motors Co.*	10,097	$291,097
Motors Liquidation Co. GUC Trust*	2,535	53,742

		344,839

Total Common Stocks (cost $289,621)		344,839

18

Statement of Investments (Continued)

December 31, 2012

Federated NVIT High Income Bond Fund (Continued)

Mutual Fund 1.2%

	Shares	Market Value

Money Market Fund 1.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (g)	2,731,632	$2,731,632

Total Mutual Fund (cost $2,731,632)		2,731,632

Total Investments (cost $219,704,334) (h) — 98.0%		228,026,044

Other assets in excess of liabilities — 2.0%		4,674,212

NET ASSETS — 100.0%		$232,700,256

*	Denotes a non-income producing security.

(a)	Illiquid security.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2012 was $79,959,449 which represents 34.36% of net assets.

(c)	Security in default.

(d)	Restricted security.

(e)	Fair Valued Security.

(f)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2012. The maturity date represents the actual maturity date.

(g)	Represents 7-day effective yield as of December 31, 2012.

(h)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AS	Stock Corporation

BV	Private Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

PLC	Public Limited Company

Reg. S	Regulation S

SA	Stock Company

SCA	Limited partnership with share capital

SL	Limited

The accompanying notes are an integral part of these financial statements.

19

Statement of Assets and Liabilities

December 31, 2012

Federated NVIT High Income Bond Fund
Assets:
Investments, at value (cost $219,704,334)	$228,026,044
Interest and dividends receivable	4,172,316
Receivable for capital shares issued	772,008
Prepaid expenses	652

Total Assets	232,971,020

Liabilities:
Payable for capital shares redeemed	59,385
Accrued expenses and other payables:
Investment advisory fees	132,876
Fund administration fees	11,298
Administrative servicing fees	32,500
Accounting and transfer agent fees	7,645
Custodian fees	1,293
Professional fees	13,301
Printing fees	8,940
Other	3,526

Total Liabilities	270,764

Net Assets	$232,700,256

Represented by:
Capital	$230,159,550
Accumulated undistributed net investment income	1,172,495
Accumulated net realized losses from investment transactions	(6,953,499)
Net unrealized appreciation/(depreciation) from investments	8,321,710

Net Assets	$232,700,256

Net Assets:
Class I Shares	$69,007,867
Class III Shares	163,692,389

Total	$232,700,256

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	9,994,787
Class III Shares	23,727,640

Total	33,722,427

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$6.90
Class III Shares	$6.90

The accompanying notes are an integral part of these financial statements.

20

Statement of Operations

For the Year Ended December 31, 2012

Federated NVIT High Income Bond Fund
INVESTMENT INCOME:
Interest income	$20,535,741
Dividend income	36,000

Total Income	20,571,741

EXPENSES:
Investment advisory fees	1,727,251
Fund administration fees	136,443
Administrative servicing fees Class I Shares	99,652
Administrative servicing fees Class III Shares	283,922
Professional fees	33,445
Printing fees	21,066
Trustee fees	10,152
Custodian fees	12,091
Accounting and transfer agent fees	27,325
Compliance program costs (Note 3)	739
Other	10,940

Total expenses before earnings credit	2,363,026

Earnings credit (Note 5)	(457)

Net Expenses	2,362,569

NET INVESTMENT INCOME	18,209,172

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	5,648,669
Net change in unrealized appreciation/(depreciation) from investments	9,946,994

Net realized/unrealized gains from investments	15,595,663

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$33,804,835

The accompanying notes are an integral part of these financial statements.

21

Statements of Changes in Net Assets

	Federated NVIT High Income Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$18,209,172	$20,052,034
Net realized gains from investment transactions	5,648,669	6,583,340
Net change in unrealized appreciation/(depreciation) from investments	9,946,994	(14,726,796)

Change in net assets resulting from operations	33,804,835	11,908,578

Distributions to Shareholders From:
Net investment income:
Class I	(5,481,293)	(5,773,851)
Class III	(12,896,180)	(14,358,317)

Change in net assets from shareholder distributions	(18,377,473)	(20,132,168)

Change in net assets from capital transactions	(70,719,498)	(4,060,358)

Change in net assets	(55,292,136)	(12,283,948)

Net Assets:
Beginning of year	287,992,392	300,276,340

End of year	$232,700,256	$287,992,392

Accumulated undistributed net investment income at end of year	$1,172,495	$1,259,646

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$12,248,160	$10,334,286
Dividends reinvested	5,481,293	5,773,851
Cost of shares redeemed	(15,298,441)	(26,726,201)

Total Class I Shares	2,431,012	(10,618,064)

Class III Shares
Proceeds from shares issued	73,048,659	157,934,874
Dividends reinvested	12,896,180	14,358,317
Cost of shares redeemed	(159,095,349)	(165,735,485)

Total Class III Shares	(73,150,510)	6,557,706

Change in net assets from capital transactions	$(70,719,498)	$(4,060,358)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,752,943	1,527,098
Reinvested	791,861	864,900
Redeemed	(2,187,301)	(3,942,470)

Total Class I Shares	357,503	(1,550,472)

Class III Shares
Issued	10,378,374	23,934,431
Reinvested	1,865,551	2,146,841
Redeemed	(22,959,259)	(24,315,813)

Total Class III Shares	(10,715,334)	1,765,459

Total change in shares	(10,357,831)	214,987

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Federated NVIT High Income Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2012(c)	$6.54	0.50	0.45	0.95	(0.59)	(0.59)	–	$6.90	14.56%	$69,007,867	0.93%	7.10%	0.93%	44.83%
Year Ended December 31, 2011(c)	$6.85	0.52	(0.28)	0.24	(0.56)	(0.56)	0.01	$6.54	3.82%	$63,005,092	0.92%	7.69%	0.92%	63.88%
Year Ended December 31, 2010(c)	$6.60	0.57	0.25	0.82	(0.59)	(0.59)	0.02	$6.85	13.15%	$76,634,315	0.92%	8.41%	0.92%	80.77%
Year Ended December 31, 2009(c)	$4.98	0.58	1.61	2.19	(0.57)	(0.57)	–	$6.60	46.00%	$82,596,487	0.94%	9.89%	0.94%	34.23%
Year Ended December 31, 2008	$7.64	0.62	(2.66)	(2.04)	(0.62)	(0.62)	–	$4.98	(28.13)%	$65,854,240	0.90%	8.80%	0.90%	30.09%

Class III Shares
Year Ended December 31, 2012(c)	$6.53	0.50	0.46	0.96	(0.59)	(0.59)	–	$6.90	14.71%	$163,692,389	0.92%	7.13%	0.92%	44.83%
Year Ended December 31, 2011(c)	$6.84	0.52	(0.28)	0.24	(0.56)	(0.56)	0.01	$6.53	3.81%	$224,987,300	0.92%	7.61%	0.92%	63.88%
Year Ended December 31, 2010(c)	$6.59	0.57	0.25	0.82	(0.59)	(0.59)	0.02	$6.84	13.16%	$223,642,025	0.92%	8.32%	0.92%	80.77%
Year Ended December 31, 2009(c)	$4.97	0.57	1.62	2.19	(0.57)	(0.57)	–	$6.59	46.08%	$214,635,138	0.94%	9.64%	0.94%	34.23%
Year Ended December 31, 2008	$7.63	0.62	(2.67)	(2.05)	(0.61)	(0.61)	–	$4.97	(28.24)%	$91,486,642	1.04%	8.61%	1.04%	30.09%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Federated NVIT High Income Bond Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity

24

Notes to Financial Statements (Continued)

December 31, 2012

securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

25

Notes to Financial Statements (Continued)

December 31, 2012

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$344,839	$—	$—	$344,839
Corporate Bonds
Aerospace / Defense	—	1,789,781	—	1,789,781
Automotive	—	11,781,969	—	11,781,969
Building Materials	—	8,992,375	—	8,992,375
Chemicals	—	5,517,055	—	5,517,055
Construction Machinery	—	1,278,188	—	1,278,188
Consumer Products	—	6,721,758	—	6,721,758
Energy	—	19,977,969	—	19,977,969
Entertainment	—	1,562,250	—	1,562,250
Environmental	—	236,250	—	236,250
Financial Institutions	—	11,403,272	—	11,403,272
Food & Beverage	—	11,056,232	—	11,056,232
Food & Staples Retailing	—	—	—	—
Gaming	—	7,104,242	—	7,104,242
Healthcare	—	24,835,609	—	24,835,609
Industrial—Other	—	8,332,006	—	8,332,006
Lodging	—	138,438	—	138,438
Media—Cable	—	3,744,563	—	3,744,563
Media—Non-Cable	—	15,609,217	—	15,609,217
Metals & Mining	—	350,187	60	350,247
Packaging	—	9,838,187	—	9,838,187
Paper	—	931,750	—	931,750
Restaurants	—	3,564,469	—	3,564,469
Retailers	—	10,616,239	—	10,616,239
Services	—	3,179,813	—	3,179,813
Technology	—	33,594,450	—	33,594,450
Textile	—	151,500	—	151,500
Transportation	—	856,375	—	856,375
Utility—Electric	—	2,910,856	—	2,910,856
Utility—Natural Gas	—	8,960,388	—	8,960,388
Wireless Communications	—	8,287,000	—	8,287,000
Wireline Communications	—	1,627,125	—	1,627,125
Total Corporate Bonds	$—	$224,949,513	$60	$224,949,573
Mutual Fund	2,731,632	—	—	2,731,632
Total	$3,076,471	$224,949,513	$60	$228,026,044

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

For the year ended December 31, 2012, the Fund held three corporate bond investments that were categorized as Level 3 investments which were valued at $0.

For the year ended December 31, 2012, the Fund held one corporate bond that was categorized as a Level 3 investment which was valued at $60.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and sub-adviser recommendations.

26

Notes to Financial Statements (Continued)

December 31, 2012

(b)	Restricted Securities

At December 31, 2012, the Fund owned restricted private placement instruments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Trustees. The acquisition dates of these investments, their costs, and their values at December 31, 2012 were as follows:

	Coupon	Maturity Date	Principal Amount	Acquisition Date	Cost	Market Value	% of Net Assets
Motors Liquidation Co.	7.40%	9/1/2025	2,500,000	4/21/2011	$—	$—	0.00%
HRP Myrtle Beach Operations LLC	0.00%	4/1/2012	575,000	3/23/2006	575,000	—	0.00%
HRP Myrtle Beach Operations LLC	0.00%	4/1/2012	100,000	10/29/2007	99,170	—	0.00%
Total					$674,170	$—	0.00%

Amounts designated as “—” are zero or have been rounded to zero.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to paydown gains and losses and reclassification of consent fees. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an

27

Notes to Financial Statements (Continued)

December 31, 2012

increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.80%
$50 million up to $250 million	0.65%
$250 million up to $500 million	0.60%
$500 million and more	0.55%

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

28

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $136,443 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $739.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class III shares of the Fund.

For the year ended December 31, 2012, NFS received $383,574 in administrative services fees from the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $52,811 and $208,599 respectively.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of

29

Notes to Financial Statements (Continued)

December 31, 2012

(a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $112,269,803 and sales of $172,720,999 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

30

Notes to Financial Statements (Continued)

December 31, 2012

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$18,377,473	$—	$18,377,473	$—	$18,377,473

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$20,132,168	$—	$20,132,168	$—	$20,132,168

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,181,045	$—	$1,181,045	$(6,861,811)	$8,221,472	$2,540,706

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$219,796,022	$12,507,494	$(4,277,472)	$8,230,022

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$4,236,006	2017
$2,625,805	2018

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $5,419,025 to offset capital gains.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Federated NVIT High Income Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Federated NVIT High Income Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

32

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

33

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

34

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

35

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

36

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

37

Neuberger Berman NVIT Multi Cap Opportunities Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information

27	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MCO (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

Value funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in stocks of mid-sized companies.

The Fund is subject to risks associated with investing in foreign securities.

The Fund is subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the

2

Important Disclosures (Continued)

performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the 1,000 largest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory,

3

Important Disclosures (Continued)

distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Neuberger Berman Management LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Neuberger Berman Management LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

Neuberger Berman NVIT Multi Cap Opportunities Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the Neuberger Berman NVIT Multi Cap Opportunities Fund (Class II) returned 16.84% versus 17.51% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 233 funds as of December 31, 2012) was 15.03% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

Fund performance for the reporting period relative to the Fund’s benchmark benefited from the Fund’s relative overweight position in the outperforming financials sector. Relative underweight allocations in the utilities and telecommunication services sectors further contributed to relative Fund returns during the reporting period.

Three Fund holdings in particular, The Goldman Sachs Group, Inc.; Citigroup Inc.; and Bank of America Corp., were the largest contributors to relative Fund performance during the reporting period. These holdings rose significantly alongside other large banks and brokers from January through March 2012, due largely to an improving economic environment. These Fund holdings also benefited from the release of the Federal Reserve “stress test” results, which revealed the solid capital positions of many large financial institutions, particularly Bank of America. In addition, these names gained due to greater confidence that the more-solid banks and brokers in the United States could withstand or even profit from a deteriorating financial system in Europe.

The stock prices of these three Fund holdings retreated along with the stock prices of their industry peers in April and May 2012 on weak domestic economic data. The stocks then recovered as 2012 progressed, due to investors’ move toward riskier investments. The domestic economy improved in areas such as employment and housing, and concerns about Europe abated, particularly after the European Central Bank (ECB) asserted that it will do “whatever it takes” to support the region’s financial industry. In addition, within the financials sector, these three Fund holdings became more attractive relative to regional banks, whose valuations appeared fuller and whose earnings are more vulnerable to persistently low interest rates.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The most significant detractors from Fund performance relative to its benchmark during the reporting period were the energy, technology and industrials sectors.

Three Fund holdings, Newmont Mining Corp., Range Resources Corp. and Freeport McMoRan Copper & Gold Inc. detracted from Fund performance relative to the Fund’s benchmark. Fund holding Newmont Mining Corp. is the second-largest gold producer in the world. The stock suffered a sharp loss for the reporting period due to disappointing quarterly production numbers. Newport Mining’s stock also declined due to a general pull toward other areas of the market as macroeconomic conditions showed some improvement.

Fund holding Range Resources Corp. is an independent oil and gas company with the largest acreage position of all the drillers in the Marcellus basin, an area that boasts the best economics in the United States for natural gas production. Range Resources’ stock underperformed during 2012 as it was pressured by persistently low natural gas prices. In addition, although the price of natural gas recovered somewhat during the last few months of 2012, it remained depressed relative to history. Moreover, prices for natural gas liquids (NGL) such as ethane fell further, contributing to the decline of Range Resources, a large producer of NGL, during the latter months of 2012.

Fund holding Freeport McMoRan Copper & Gold Inc. is a copper and gold exploration and mining company. The stock was volatile during 2012 amid rising and falling copper prices, but the stock declined precipitously during the fourth quarter of 2012 after the company’s announcement that it is acquiring two oil and gas exploration and production companies, McMoRan Exploration Co. and Plains Exploration & Production Co. The move is a drastic departure from Freeport McMoRan Copper & Gold’s core copper mining business and came as a surprise to investors, who retreated from the stock in light of the uncertainty that the deal creates for the company’s cash flow prospects, future governance and overall strategic direction.

Subadviser:

Neuberger Berman Management LLC

Portfolio Manager*:

Eli M. Salzmann

*	Effective January 16, 2013, Robert S. Nackenson was named portfolio manager to the Fund.

7

Fund Performance	Neuberger Berman NVIT Multi Cap Opportunities Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	16.94%	0.26%
Class II	16.84%	0.08%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio*
Class I	0.83%
Class II	0.93%

*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Neuberger Berman NVIT Multi Cap Opportunities Fund since inception through 12/31/12 versus performance of the Russell 1000® Value Index(a) and the Consumer Price Index (CPI)(b) since from 4/1/08 through 12/31/12. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the 1,000 largest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	Neuberger Berman NVIT Multi Cap Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

Neuberger Berman NVIT Multi Cap Opportunities Fund			Beginning Account Value($) 07/01/12	Ending Account Value($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual		1,000.00	1,112.30	4.46	0.84
	Hypothetical	[b]	1,000.00	1,020.91	4.27	0.84
Class II Shares	Actual		1,000.00	1,112.30	4.99	0.94
	Hypothetical	[b]	1,000.00	1,020.41	4.77	0.94

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary December 31, 2012	Neuberger Berman NVIT Multi Cap Opportunities Fund

Asset Allocation †
Common Stocks	95.8%
Mutual Fund	4.1%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries ††
Oil, Gas & Consumable Fuels	12.8%
Diversified Financial Services	12.8%
Machinery	9.2%
Capital Markets	8.9%
Energy Equipment & Services	6.1%
Metals & Mining	5.9%
Commercial Banks	5.4%
Chemicals	4.1%
Insurance	3.7%
Industrial Conglomerates	3.5%
Other Industries	27.6%

100.0%

Top Holdings ††
Exxon Mobil Corp.	6.0%
JPMorgan Chase & Co.	5.3%
Citigroup, Inc.	4.3%
Fidelity Institutional Money Market Fund—Institutional Class	4.1%
General Electric Co.	3.5%
Wells Fargo & Co.	3.2%
Goldman Sachs Group, Inc. (The)	3.0%
Chevron Corp.	2.5%
Johnson & Johnson	2.5%
Bank of America Corp.	2.5%
Other Holdings	63.1%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

Neuberger Berman NVIT Multi Cap Opportunities Fund

Common Stocks 95.8%

	Shares	Market Value

Automobiles 1.7%
Ford Motor Co.	253,725	$3,285,739

Beverages 0.6%
Constellation Brands, Inc., Class A*	33,351	1,180,292

Capital Markets 8.9%
Bank of New York Mellon Corp. (The)	153,374	3,941,712
Charles Schwab Corp. (The)	148,964	2,139,123
Goldman Sachs Group, Inc. (The)	46,467	5,927,331
Invesco Ltd.	131,699	3,436,027
Morgan Stanley	103,311	1,975,306

		17,419,499

Chemicals 4.1%
Dow Chemical Co. (The)	36,867	1,191,542
LyondellBasell Industries NV, Class A	54,652	3,120,083
Monsanto Co.	38,596	3,653,111

		7,964,736

Commercial Banks 5.4%
Regions Financial Corp.	213,275	1,518,518
SunTrust Banks, Inc.	54,468	1,544,168
Wells Fargo & Co.	185,260	6,332,187
Zions Bancorporation	52,289	1,118,984

		10,513,857

Communications Equipment 1.3%
Cisco Systems, Inc.	130,432	2,562,989

Computers & Peripherals 0.6%
SanDisk Corp.*	25,568	1,113,742

Consumer Finance 0.4%
Discover Financial Services	20,738	799,450

Containers & Packaging 0.8%
Owens-Illinois, Inc.*	22,896	486,998
Sealed Air Corp.	56,987	997,842

		1,484,840

Diversified Financial Services 12.7%
Bank of America Corp.	411,734	4,776,114
Citigroup, Inc.	213,124	8,431,186
JPMorgan Chase & Co.	234,776	10,323,101
Moody’s Corp.	26,392	1,328,045

		24,858,446

Electric Utilities 0.8%
PPL Corp.	51,418	1,472,097

Electrical Equipment 0.8%
Emerson Electric Co.	29,528	1,563,803

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	59,763	$754,209

Energy Equipment & Services 6.1%
Diamond Offshore Drilling, Inc.	46,860	3,184,606
Halliburton Co.	60,254	2,090,211
McDermott International, Inc.*	195,162	2,150,685
Schlumberger Ltd.	63,999	4,434,491

		11,859,993

Health Care Equipment & Supplies 1.4%
Boston Scientific Corp.*	298,742	1,711,792
Zimmer Holdings, Inc.	15,855	1,056,894

		2,768,686

Health Care Providers & Services 1.6%
Aetna, Inc.	39,898	1,847,277
Cigna Corp.	25,361	1,355,799

		3,203,076

Hotels, Restaurants & Leisure 0.9%
Carnival Corp.	49,387	1,815,960

Industrial Conglomerates 3.5%
General Electric Co.	328,961	6,904,891

Information Technology Services 0.5%
Global Payments, Inc.	22,583	1,023,010

Insurance 3.7%
American International Group, Inc.*	90,297	3,187,484
Lincoln National Corp.	98,535	2,552,056
Reinsurance Group of America, Inc.	28,551	1,528,050

		7,267,590

Internet Software & Services 0.8%
Yahoo!, Inc.*	76,471	1,521,773

Machinery 9.2%
Caterpillar, Inc.	39,974	3,580,871
Cummins, Inc.	26,480	2,869,108
Deere & Co.	40,409	3,492,146
Dover Corp.	38,246	2,513,144
Joy Global, Inc.	64,533	4,115,915
PACCAR, Inc.	30,546	1,380,985

		17,952,169

Media 1.0%
Comcast Corp., Class A	50,139	1,874,196

Metals & Mining 5.9%
BHP Billiton Ltd., ADR-AU	44,012	3,452,301
Freeport-McMoRan Copper & Gold, Inc.	53,149	1,817,696

12

Statement of Investments (Continued)

December 31, 2012

Neuberger Berman NVIT Multi Cap Opportunities Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Newmont Mining Corp.	80,795	$3,752,120
Nucor Corp.	58,356	2,519,812

		11,541,929

Multiline Retail 1.1%
Target Corp.	34,982	2,069,885

Oil, Gas & Consumable Fuels 12.8%
Anadarko Petroleum Corp.	20,316	1,509,682
Cabot Oil & Gas Corp.	22,332	1,110,794
Chevron Corp.	45,679	4,939,727
Exxon Mobil Corp.	134,721	11,660,102
Pioneer Natural Resources Co.	18,112	1,930,558
Range Resources Corp.	61,789	3,882,203

		25,033,066

Pharmaceuticals 3.4%
Johnson & Johnson	69,216	4,852,042
Merck & Co., Inc.	43,513	1,781,422

		6,633,464

Road & Rail 0.9%
CSX Corp.	87,742	1,731,150

Semiconductors & Semiconductor Equipment 1.7%
Intel Corp.	89,288	1,842,012
Texas Instruments, Inc.	48,680	1,506,159

		3,348,171

Software 1.4%
Microsoft Corp.	64,749	1,730,741
Oracle Corp.	31,861	1,061,608

		2,792,349

Specialty Retail 1.4%
Urban Outfitters, Inc.*	71,543	$2,815,932

Total Common Stocks (cost $168,548,008)		187,130,989

Mutual Fund 4.1%

	Shares	Market Value

Money Market Fund 4.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (a)	7,923,346	$7,923,346

Total Mutual Fund (cost $7,923,346)		7,923,346

Total Investments (cost $176,471,354) (b) — 99.9%		195,054,335

Other assets in excess of liabilities — 0.1%		232,136

NET ASSETS — 100.0%		$195,286,471

*	Denotes a non-income producing security.
(a)	Represents 7-day effective yield as of December 31, 2012.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AU	Australia

Ltd.	Limited

NV	Public Traded Company

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2012

Neuberger Berman NVIT Multi Cap Opportunities Fund
Assets:
Investments, at value (cost $176,471,354)	$195,054,335
Dividends receivable	171,195
Receivable for investments sold	3,569,584
Receivable for capital shares issued	42
Reclaims receivable	8,528
Prepaid expenses	423

Total Assets	198,804,107

Liabilities:
Payable for investments purchased	3,097,027
Payable for capital shares redeemed	256,382
Accrued expenses and other payables:
Investment advisory fees	97,885
Fund administration fees	10,582
Distribution fees	4,978
Administrative servicing fees	19,604
Accounting and transfer agent fees	177
Custodian fees	1,056
Professional fees	10,041
Printing fees	9,866
Other	10,038

Total Liabilities	3,517,636

Net Assets	$195,286,471

Represented by:
Capital	$169,664,274
Accumulated undistributed net investment income	137,996
Accumulated net realized gains from investment transactions	6,901,220
Net unrealized appreciation/(depreciation) from investments	18,582,981

Net Assets	$195,286,471

Net Assets:
Class I Shares	$171,120,656
Class II Shares	24,165,815

Total	$195,286,471

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	20,511,095
Class II Shares	2,919,477

Total	23,430,572

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.34
Class II Shares	$8.28

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2012

Neuberger Berman NVIT Multi Cap Opportunities Fund
INVESTMENT INCOME:
Dividend income	$4,559,503
Other income	98
Foreign tax withholding	(30,006)

Total Income	4,529,595

EXPENSES:
Investment advisory fees	1,171,235
Fund administration fees	123,072
Distribution fees Class II Shares	56,902
Administrative servicing fees Class I Shares	258,671
Professional fees	24,009
Printing fees	20,028
Trustee fees	7,128
Custodian fees	7,424
Accounting and transfer agent fees	801
Compliance program costs (Note 3)	752
Other	9,173

Total expenses before earnings credit	1,679,195

Earnings credit (Note 4)	(404)

Net Expenses	1,678,791

NET INVESTMENT INCOME	2,850,804

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	7,709,757
Net change in unrealized appreciation/(depreciation) from investments	20,330,698

Net realized/unrealized gains from investments	28,040,455

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$30,891,259

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	Neuberger Berman NVIT Multi Cap Opportunities Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$2,850,804	$1,382,382
Net realized gains from investment transactions	7,709,757	13,396,496
Net change in unrealized appreciation/(depreciation) from investments	20,330,698	(42,015,830)

Change in net assets resulting from operations	30,891,259	(27,236,952)

Distributions to Shareholders From:
Net investment income:
Class I	(2,437,890)	(1,199,288)
Class II	(320,517)	(133,182)
Net realized gains:
Class I	(12,231,829)	(1,623,298)
Class II	(1,695,119)	(205,166)

Change in net assets from shareholder distributions	(16,685,355)	(3,160,934)

Change in net assets from capital transactions	(17,686,267)	(24,811,487)

Change in net assets	(3,480,363)	(55,209,373)

Net Assets:
Beginning of year	198,766,834	253,976,207

End of year	$195,286,471	$198,766,834

Accumulated undistributed net investment income at end of year	$137,996	$58,944

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,535,964	$4,757,453
Dividends reinvested	14,669,719	2,822,586
Cost of shares redeemed	(32,687,879)	(41,085,237)

Total Class I Shares	(16,482,196)	(33,505,198)

Class II Shares
Proceeds from shares issued	3,604,652	14,973,931
Dividends reinvested	2,015,636	338,348
Cost of shares redeemed	(6,824,359)	(6,618,568)

Total Class II Shares	(1,204,071)	8,693,711

Change in net assets from capital transactions	$(17,686,267)	$(24,811,487)

SHARE TRANSACTIONS:
Class I Shares
Issued	187,450	524,157
Reinvested	1,811,134	357,281
Redeemed	(3,955,823)	(4,699,886)

Total Class I Shares	(1,957,239)	(3,818,448)

Class II Shares
Issued	440,786	1,716,564
Reinvested	251,035	43,317
Redeemed	(835,209)	(791,585)

Total Class II Shares	(143,388)	968,296

Total change in shares	(2,100,627)	(2,850,152)

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Multi Cap Opportunities Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$7.79	0.12	1.17	1.29	(0.12)	(0.62)	(0.74)	$8.34	16.94%	$171,120,656	0.85%	1.47%	0.85%	125.03%
Year Ended December 31, 2011(e)	$8.95	0.05	(1.09)	(1.04)	(0.05)	(0.07)	(0.12)	$7.79	(11.62)%	$175,068,378	0.83%	0.59%	0.83%	102.26%
Year Ended December 31, 2010(e)	$8.45	0.02	1.28	1.30	(0.02)	(0.78)	(0.80)	$8.95	15.61%	$235,348,957	0.87%	0.21%	0.87%	41.75%
Year Ended December 31, 2009(e)	$5.54	0.02	2.92	2.94	(0.01)	(0.02)	(0.03)	$8.45	52.96%	$250,604,126	0.86%	0.21%	0.86%	85.68%
Period Ended December 31, 2008(e)(f)	$10.00	0.05	(4.51)	(4.46)	–	–	–	$5.54	(44.70)%	$750,526	0.78%	0.84%	1.93%	25.43%

Class II Shares
Year Ended December 31, 2012(e)	$7.74	0.11	1.16	1.27	(0.11)	(0.62)	(0.73)	$8.28	16.84%	$24,165,815	0.95%	1.38%	0.95%	125.03%
Year Ended December 31, 2011(e)	$8.89	0.05	(1.09)	(1.04)	(0.04)	(0.07)	(0.11)	$7.74	(11.66)%	$23,698,456	0.93%	0.53%	0.93%	102.26%
Year Ended December 31, 2010(e)	$8.41	0.01	1.26	1.27	(0.01)	(0.78)	(0.79)	$8.89	15.39%	$18,627,250	0.97%	0.13%	0.97%	41.75%
Year Ended December 31, 2009(e)	$5.51	0.01	2.91	2.92	–	(0.02)	(0.02)	$8.41	52.96%	$11,540,412	1.00%	0.11%	1.05%	85.68%
Period Ended December 31, 2008(e)(f)	$10.00	0.04	(4.53)	(4.49)	–	–	–	$5.51	(44.90)%	$865,810	1.10%	0.68%	2.30%	25.43%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Neuberger Berman NVIT Multi Cap Opportunities Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of

18

Notes to Financial Statements (Continued)

December 31, 2012

Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

19

Notes to Financial Statements (Continued)

December 31, 2012

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to return of capital dividends. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

20

Notes to Financial Statements (Continued)

December 31, 2012

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Neuberger Berman Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.60%
$1 billion and more	0.55%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $123,072 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $752.

21

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2012, NFS received $258,671 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $235,311,009 and sales of $267,596,364 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

22

Notes to Financial Statements (Continued)

December 31, 2012

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $29,327 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,758,407	$13,926,948	$16,685,355	$—	$16,685,355

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,617,259	$1,543,675	$3,160,934	$—	$3,160,934

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$7,976,021	$1,764,545	$9,740,566	$—	$15,881,631	$25,622,197

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

23

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$179,172,704	$19,214,460	$(3,332,829)	$15,881,631

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Neuberger Berman NVIT Multi Cap Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman NVIT Multi Cap Opportunities Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

25

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 38.41%.

The Fund designates $13,926,948, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

26

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

27

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

29

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

31

Neuberger Berman NVIT Socially Responsible Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information

28	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-SR (2/13)

This page intentionally left blank

Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

Social policy funds may underperform other funds that do not have a social policy.

Value funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in stocks of mid-sized companies.

The Fund is subject to risks associated with investing in foreign securities.

The Fund is subject to stock market risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

2

Important Disclosures (Continued)

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations

(NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

3

Important Disclosures (Continued)

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Neuberger Berman Management LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Neuberger Berman Management LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

Neuberger Berman NVIT Socially Responsible Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the Neuberger Berman NVIT Socially Responsible Fund (Class II) returned 11.38% versus 16.00% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Core Funds (consisting of 251 funds as of December 31, 2012) was 15.02% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributors to Fund performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the consumer discretionary, consumer staples and health-care sectors.

In terms of individual Fund holdings, Scripps Networks Interactive, Inc., a cable company with a range of targeted programming including Food Network and Travel Channel, contributed to relative Fund performance during the reporting period. The company delivered steady and consistent earnings growth throughout an uncertain macroeconomic environment while maintaining a strong capital structure.

Fund holding Comcast Corp. also contributed to relative Fund performance during the reporting period. Comcast delivered steady earnings and cash flow growth while also maintaining a strong capital structure. The stock appreciated significantly and was trading at valuations at a post-economic crisis high. While Comcast faces some challenges in its cable distribution business, the telephony and NBC units continue to execute well.

Fund holding Danaher Corp., a diversified industrial and medical conglomerate, was another strong contributor to relative Fund performance during the reporting period. The company had a strong track record of growth and capital allocation discipline. Danaher has divested slower-growing units, and late in 2011 the company acquired Beckman Coulter, Inc., a life sciences company. Danaher has, in keeping with management’s track record, executed on its plan to implement efficiencies while positioning the acquisition for better growth and returns — all while also executing across its other businesses. Danaher’s businesses are geographically diverse with material exposure to faster-growing segments in emerging markets.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The most significant detractors from Fund performance relative to the Fund’s benchmark were the Fund’s investments in the energy, financials and information technology sectors.

Energy Fund holdings Newfield Exploration Co. and BG Group plc detracted from relative Fund performance during the reporting period. These holdings disappointed for the reporting period after lowering production guidance for 2013.

The Fund’s holdings in ICF International, Inc. also detracted from relative Fund performance during the reporting period. ICF International advises government entities and businesses on issues related to health, human services, and social programs, as well as on issues related to defense and homeland security, energy, and climate change and the environment. While the company has executed its business plan in an increasingly constrained funding environment, further federal and state budgetary constraints may prove challenging for the funding of such initiatives for the foreseeable future.

Subadviser:

Neuberger Berman Management LLC

Portfolio Managers:

Ingrid Dyott and Arthur Moretti, CFA

7

Fund Performance	Neuberger Berman NVIT Socially Responsible Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	11.50%	2.71%
Class II	11.38%	2.62%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.79%	0.79%
Class II	1.04%	0.88%
*	Current effective prospectus dated April 30, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the Neuberger Berman NVIT Socially Responsible Fund since inception through 12/31/12 versus performance of the S&P 500® Index(a) and the Consumer Price Index (CPI)(b) from 4/1/08 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	Neuberger Berman NVIT Socially Responsible Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

Neuberger Berman NVIT Socially Responsible Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,073.90	4.17	0.80
	Hypothetical[b]	1,000.00	1,021.11	4.06	0.80
Class II Shares	Actual	1,000.00	1,073.90	4.64	0.89
	Hypothetical[b]	1,000.00	1,020.66	4.52	0.89

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	Neuberger Berman NVIT Socially Responsible Fund
December 31, 2012

Asset Allocation †
Common Stocks	99.7%
Mutual Fund	1.2%
Liabilities in excess of other assets	(0.9%)

100.0%

Top Industries ††
Semiconductors & Semiconductor Equipment	10.0%
Oil, Gas & Consumable Fuels	8.7%
Food Products	8.2%
Industrial Conglomerates	8.2%
Health Care Equipment & Supplies	6.0%
Chemicals	5.0%
Diversified Financial Services	4.8%
Capital Markets	4.3%
Insurance	4.0%
Household Products	3.5%
Other Industries	37.3%

100.0%

Top Holdings ††
Altera Corp.	5.0%
Texas Instruments, Inc.	5.0%
Danaher Corp.	5.0%
Progressive Corp. (The)	4.0%
Unilever NV	3.8%
Procter & Gamble Co. (The)	3.5%
Roche Holding AG	3.3%
Google, Inc., Class A	3.3%
BG Group PLC	3.3%
3M Co.	3.2%
Other Holdings	60.6%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.
The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

Neuberger Berman NVIT Socially Responsible Fund

Common Stocks 99.7%

	Shares	Market Value

Auto Components 2.2%
BorgWarner, Inc.*	51,150	$3,663,363

Capital Markets 4.3%
BlackRock, Inc.	15,909	3,288,549
Lazard Ltd., Class A	126,370	3,770,881

		7,059,430

Chemicals 5.0%
Ecolab, Inc.	45,831	3,295,249
Novozymes A/S, Class B	59,630	1,692,695
Praxair, Inc.	30,351	3,321,917

		8,309,861

Commercial Services & Supplies 1.7%
Herman Miller, Inc.	127,619	2,733,599

Consumer Finance 3.1%
American Express Co.	88,060	5,061,689

Diversified Financial Services 4.8%
CME Group, Inc.	59,600	3,022,316
IntercontinentalExchange, Inc.*	40,135	4,969,114

		7,991,430

Electronic Equipment, Instruments & Components 2.7%
National Instruments Corp.	170,306	4,395,598

Energy Equipment & Services 2.8%
Cameron International Corp.*	82,330	4,648,352

Food Products 8.3%
J.M. Smucker Co. (The)	48,232	4,159,528
McCormick & Co., Inc., Non-Voting Shares	50,325	3,197,147
Unilever NV, NYRS-NL	163,412	6,258,680

		13,615,355

Health Care Equipment & Supplies 6.1%
Becton, Dickinson and Co.	61,484	4,807,434
Covidien PLC	90,646	5,233,900

		10,041,334

Household Durables 2.1%
Newell Rubbermaid, Inc.	152,815	3,403,190

Household Products 3.5%
Procter & Gamble Co. (The)	84,836	5,759,516

Industrial Conglomerates 8.2%
3M Co.	56,858	5,279,265
Danaher Corp.	147,785	8,261,182

		13,540,447

Common Stocks (continued)

	Shares	Market Value

Information Technology Services 1.5%
MasterCard, Inc., Class A	5,206	$2,557,604

Insurance 4.0%
Progressive Corp. (The)	311,802	6,579,022

Internet Software & Services 3.3%
Google, Inc., Class A*	7,748	5,496,199

Machinery 2.4%
Pall Corp.	65,507	3,947,452

Media 2.8%
Scripps Networks Interactive, Inc., Class A	79,723	4,617,556

Multiline Retail 1.9%
Target Corp.	54,544	3,227,368

Oil, Gas & Consumable Fuels 8.8%
BG Group PLC	327,474	5,462,204
Cimarex Energy Co.	75,639	4,366,640
Noble Energy, Inc.	45,880	4,667,831

		14,496,675

Pharmaceuticals 3.4%
Roche Holding AG, ADR-CH	109,965	5,553,232

Road & Rail 1.9%
J.B. Hunt Transport Services, Inc.	51,395	3,068,795

Semiconductors & Semiconductor Equipment 10.1%
Altera Corp.	242,983	8,368,334
Texas Instruments, Inc.	268,641	8,311,753

		16,680,087

Specialty Retail 2.8%
O’Reilly Automotive, Inc.*	51,445	4,600,212

Trading Companies & Distributors 2.0%
W.W. Grainger, Inc.	15,948	3,227,397

Total Common Stocks (cost $134,184,278)		164,274,763

12

Statement of Investments (Continued)

December 31, 2012

Neuberger Berman NVIT Socially Responsible Fund (Continued)

Mutual Fund 1.2%

	Shares	Market Value

Money Market Fund 1.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (a)	1,933,710	$1,933,710

Total Mutual Fund (cost $1,933,710)		1,933,710

Total Investments (cost $136,117,988) (b) — 100.9%		166,208,473

Liabilities in excess of other assets — (0.9%)		(1,481,285)

NET ASSETS — 100.0%		$164,727,188

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2012.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

CH	Switzerland

Ltd.	Limited

NL	Netherlands

NV	Public Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2012

Neuberger Berman NVIT Socially Responsible Fund
Assets:
Investments, at value (cost $136,117,988)	$166,208,473
Foreign currencies, at value (cost $4,253)	4,316
Dividends receivable	17,380
Receivable for capital shares issued	13,683
Reclaims receivable	27,103
Prepaid expenses	411

Total Assets	166,271,366

Liabilities:
Payable for capital shares redeemed	1,391,450
Accrued expenses and other payables:
Investment advisory fees	91,437
Fund administration fees	10,081
Distribution fees	12,048
Administrative servicing fees	8,903
Accounting and transfer agent fees	123
Custodian fees	992
Professional fees	9,904
Printing fees	10,312
Other	8,928

Total Liabilities	1,544,178

Net Assets	$164,727,188

Represented by:
Capital	$170,616,025
Accumulated undistributed net investment income	153,652
Accumulated net realized losses from investment and foreign currency transactions	(36,135,284)
Net unrealized appreciation/(depreciation) from investments	30,090,485
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	2,310

Net Assets	$164,727,188

Net Assets:
Class I Shares	$8,105,858
Class II Shares	156,621,330

Total	$164,727,188

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	740,023
Class II Shares	14,304,596

Total	15,044,619

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.95
Class II Shares	$10.95

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2012

Neuberger Berman NVIT Socially Responsible Fund
INVESTMENT INCOME:
Dividend income	$3,539,135
Other income	87
Foreign tax withholding	(4,278)

Total Income	3,534,944

EXPENSES:
Investment advisory fees	1,133,190
Fund administration fees	118,487
Distribution fees Class II Shares	417,505
Administrative servicing fees Class I Shares	3,668
Administrative servicing fees Class II Shares	83,499
Professional fees	23,449
Printing fees	19,257
Trustee fees	6,641
Custodian fees	7,495
Accounting and transfer agent fees	570
Compliance program costs (Note 3)	685
Other	8,541

Total expenses before earnings credit and fees waived	1,822,987

Earnings Credit (Note 4)	(23)
Distribution fees waived — Class II (Note 3)	(267,204)

Net Expenses	1,555,760

NET INVESTMENT INCOME	1,979,184

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	17,618,939
Net realized losses from foreign currency transactions (Note 2)	(1,620)

Net realized gains from investment and foreign currency transactions	17,617,319

Net change in unrealized appreciation/(depreciation) from investments	(66,125)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	755

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(65,370)

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	17,551,949

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,531,133

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	Neuberger Berman NVIT Socially Responsible Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$1,979,184	$982,567
Net realized gains from investment and foreign currency transactions	17,617,319	12,215,033
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(65,370)	(17,391,512)

Change in net assets resulting from operations	19,531,133	(4,193,912)

Distributions to Shareholders From:
Net investment income:
Class I	(96,223)	(46,725)
Class II	(1,727,689)	(1,180,291)

Change in net assets from shareholder distributions	(1,823,912)	(1,227,016)

Change in net assets from capital transactions	(38,881,407)	(20,323,007)

Change in net assets	(21,174,186)	(25,743,935)

Net Assets:
Beginning of year	185,901,374	211,645,309

End of year	$164,727,188	$185,901,374

Accumulated undistributed net investment income at end of year	$153,652	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,725,537	$5,683,227
Dividends reinvested	96,223	46,725
Cost of shares redeemed	(2,009,449)	(4,077,432)

Total Class I Shares	812,311	1,652,520

Class II Shares
Proceeds from shares issued	5,660,193	19,394,659
Dividends reinvested	1,727,689	1,180,291
Cost of shares redeemed	(47,081,600)	(42,550,477)

Total Class II Shares	(39,693,718)	(21,975,527)

Change in net assets from capital transactions	$(38,881,407)	$(20,323,007)

SHARE TRANSACTIONS:
Class I Shares
Issued	257,017	525,981
Reinvested	8,893	4,497
Redeemed	(188,839)	(394,378)

Total Class I Shares	77,071	136,100

Class II Shares
Issued	545,372	2,065,381
Reinvested	159,676	113,366
Redeemed	(4,446,482)	(4,081,708)

Total Class II Shares	(3,741,434)	(1,902,961)

Total change in shares	(3,664,363)	(1,766,861)

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Neuberger Berman NVIT Socially Responsible Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$9.94	0.13	1.01	1.14	(0.13)	(0.13)	$10.95	11.50%	$8,105,858	0.81%	1.23%	0.81%	29.83%
Year Ended December 31, 2011(e)	$10.34	0.06	(0.39)	(0.33)	(0.07)	(0.07)	$9.94	(3.18)%	$6,590,973	0.79%	0.57%	0.79%	30.20%
Year Ended December 31, 2010(e)	$8.43	0.07	1.91	1.98	(0.07)	(0.07)	$10.34	23.58%	$5,448,468	0.80%	0.75%	0.80%	34.50%
Year Ended December 31, 2009(e)	$6.44	0.03	1.99	2.02	(0.03)	(0.03)	$8.43	31.53%	$6,215,347	0.76%	0.43%	0.79%	45.46%
Period Ended December 31, 2008(f)	$10.00	0.04	(3.56)	(3.52)	(0.04)	(0.04)	$6.44	(35.25)%	$8,022,553	0.82%	0.74%	0.93%	38.63%

Class II Shares
Year Ended December 31, 2012(e)	$9.94	0.12	1.01	1.13	(0.12)	(0.12)	$10.95	11.38%	$156,621,330	0.90%	1.13%	1.06%	29.83%
Year Ended December 31, 2011(e)	$10.34	0.05	(0.38)	(0.33)	(0.07)	(0.07)	$9.94	(3.27)%	$179,310,401	0.88%	0.50%	1.04%	30.20%
Year Ended December 31, 2010(e)	$8.42	0.06	1.92	1.98	(0.06)	(0.06)	$10.34	23.56%	$206,196,841	0.89%	0.64%	1.05%	34.50%
Year Ended December 31, 2009(e)	$6.44	0.02	1.99	2.01	(0.03)	(0.03)	$8.42	31.27%	$285,826,052	0.85%	0.34%	0.93%	45.46%
Period Ended December 31, 2008(f)	$10.00	0.04	(3.56)	(3.52)	(0.04)	(0.04)	$6.44	(35.27)%	$257,571,798	0.91%	0.59%	1.07%	38.63%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Neuberger Berman NVIT Socially Responsible Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of

18

Notes to Financial Statements (Continued)

December 31, 2012

Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

19

Notes to Financial Statements (Continued)

December 31, 2012

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Auto Components	$3,663,363	$—	$—	$3,663,363
Capital Markets	7,059,430	—	—	7,059,430
Chemicals	6,617,166	1,692,695	—	8,309,861
Commercial Services & Supplies	2,733,599	—	—	2,733,599
Consumer Finance	5,061,689	—	—	5,061,689
Diversified Financial Services	7,991,430	—	—	7,991,430
Electronic Equipment, Instruments & Components	4,395,598	—	—	4,395,598
Energy Equipment & Services	4,648,352	—	—	4,648,352
Food Products	13,615,355	—	—	13,615,355
Health Care Equipment & Supplies	10,041,334	—	—	10,041,334
Household Durables	3,403,190	—	—	3,403,190
Household Products	5,759,516	—	—	5,759,516
Industrial Conglomerates	13,540,447	—	—	13,540,447
Information Technology Services	2,557,604	—	—	2,557,604
Insurance	6,579,022	—	—	6,579,022
Internet Software & Services	5,496,199	—	—	5,496,199
Machinery	3,947,452	—	—	3,947,452
Media	4,617,556	—	—	4,617,556
Multiline Retail	3,227,368	—	—	3,227,368
Oil, Gas & Consumable Fuels	9,034,471	5,462,204	—	14,496,675
Pharmaceuticals	5,553,232	—	—	5,553,232
Road & Rail	3,068,795	—	—	3,068,795
Semiconductors & Semiconductor Equipment	16,680,087	—	—	16,680,087
Specialty Retail	4,600,212	—	—	4,600,212
Trading Companies & Distributors	3,227,397	—	—	3,227,397
Total Common Stocks	$157,119,864	$7,154,899	$—	$164,274,763
Mutual Fund	1,933,710	—	—	1,933,710
Total	$159,053,574	$7,154,899	$—	$166,208,473

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year-ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

20

Notes to Financial Statements (Continued)

December 31, 2012

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

21

Notes to Financial Statements (Continued)

December 31, 2012

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Neuberger Berman Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.78% for all share classes until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $118,487 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

22

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $685.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until at least April 30, 2013. During the year ended December 31, 2012, the waiver of such distribution fees by NFD amounted to $267,204.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $87,167 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $51,468,987 and sales of $90,322,085 (excluding short-term securities).

23

Notes to Financial Statements (Continued)

December 31, 2012

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risk Associated with Social Policy

The Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:

—	undervalued stocks that do not meet the social criteria could outperform those that do;

—	economic or political changes could make certain companies less attractive for investment; or

—	the social policy could cause the Fund to seek or avoid stocks that subsequently perform well.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $10,724 of brokerage commissions.

24

Notes to Financial Statements (Continued)

December 31, 2012

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,823,912	$—	$1,823,912	$—	$1,823,912

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,227,016	$—	$1,227,016	$—	$1,227,016

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$153,652	$—	$153,652	$(35,042,166)	$28,999,677	$(5,888,837)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$137,211,106	$31,566,871	$(2,569,504)	$28,997,367

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$35,042,166	2017

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $15,925,661 to offset capital gains.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Neuberger Berman NVIT Socially Responsible Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman NVIT Socially Responsible Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

26

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100.00%.

27

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

29

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

31

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32

NVIT Bond Index Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

46	Statement of Assets and Liabilities

47	Statement of Operations

48	Statements of Changes in Net Assets

49	Financial Highlights

50	Notes to Financial Statements

58	Report of Independent Registered Public Accounting Firm

59	Supplemental Information

60	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-BDX (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions.

The Fund is subject to interest rate risk.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund.

The Fund also is subject to prepayment and call risk, extension risk and mortgage-backed securities risk to varying degrees.

The Fund is subject to risks associated with investing in foreign securities.

The Fund also is subject to portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Important Disclosures (Continued)

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

Important Disclosures (Continued)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member

FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of BlackRock Investment Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

NVIT Bond Index Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Bond Index Fund (Class Y) returned 4.03% versus 4.21% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Intermediate Investment Grade Debt Funds (consisting of 99 funds as of December 31, 2012) was 6.69% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

All six sectors within the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the Index), recorded positive returns during the reporting period. The top-contributing sectors that affected relative Fund performance were securitized securities, followed by industrial bonds and financial bonds.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

None of the six sectors within the Index registered negative performance during the reporting period. The weakest-contributing sectors that affected relative Fund performance were utility bonds, quasi and foreign government securities, and sovereign bonds.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Karen Uyehara

Fund Performance	NVIT Bond Index Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	Inception[2]
Class Y	4.03%	5.67%	5.86%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 19, 2007.

Expense Ratios

Expense Ratio*
Class Y	0.25%

*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Bond Index Fund since inception through 12/31/12 versus performance of the Barclays U.S. Aggregate Bond Index(a) and the Consumer Price Index (CPI)(b) from 5/1/07 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	NVIT Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Bond Index Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class Y Shares	Actual	1,000.00	1,016.90	1.22	0.24
	Hypothetical[b]	1,000.00	1,023.93	1.22	0.24

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

Portfolio Summary	NVIT Bond Index Fund
December 31, 2012

Asset Allocation †
U.S. Treasury Notes	29.9%
U.S. Government Mortgage Backed Agencies	29.6%
Corporate Bonds	22.5%
U.S. Treasury Bonds	6.1%
Mutual Fund	6.0%
U.S. Government Sponsored & Agency Obligations	4.2%
Sovereign Bonds	2.6%
Commercial Mortgage Backed Securities	1.8%
Municipal Bonds	1.0%
Repurchase Agreements	0.8%
Yankee Dollars	0.5%
Asset-Backed Securities	0.3%
Liabilities in excess of other assets††	(5.3%)

100.0%

Top Industries †††
Commercial Banks	2.5%
Diversified Financial Services	2.2%
Oil, Gas & Consumable Fuels	1.8%
Electric Utilities	1.6%
Media	1.1%
Diversified Telecommunication Services	1.1%
Capital Markets	1.0%
Pharmaceuticals	0.9%
Insurance	0.9%
Gas Utilities	0.8%
Other Industries *	86.1%

100.0%

Top Holdings †††
Fidelity Institutional Money Market Fund — Institutional Class	5.7%
U.S. Treasury Notes, 3.63%, 08/15/19	1.4%
U.S. Treasury Notes, 0.88%, 02/28/17	1.4%
U.S. Treasury Notes, 0.25%, 05/31/14	1.2%
U.S. Treasury Notes, 0.25%, 10/31/14	1.2%
U.S. Treasury Notes, 0.75%, 06/30/17	1.1%
U.S. Treasury Notes, 3.50%, 05/15/20	1.1%
U.S. Treasury Bonds, 6.25%, 08/15/23	1.0%
U.S. Treasury Notes, 2.38%, 10/31/14	1.0%
U.S. Treasury Notes, 0.38%, 11/15/14	0.9%
Other Holdings *	84.0%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Please refer to Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

December 31, 2012

NVIT Bond Index Fund

Asset-Backed Securities 0.3%

	Principal Amount	Market Value

Automobiles 0.2%
Ally Auto Receivables Trust
Series 2010-4, Class A4, 1.35%, 12/15/15	$1,150,000	$1,162,785
Series 2012-4, Class A4, 0.80%, 10/16/17	1,500,000	1,501,317

		2,664,102

Credit Card 0.1%
Chase Issuance Trust, Series 2012-A8, Class A8, 0.54%, 10/16/17	1,000,000	999,119
Citibank Credit Card Issuance Trust, Series 2006-A3, Class A3, 5.30%, 03/15/18	1,175,000	1,348,309

		2,347,428

Other 0.0%†
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A6, 6.62%, 03/01/16	250,000	272,134

Total Asset-Backed Securities (cost $5,236,880)		5,283,664

Commercial Mortgage Backed Securities 1.8%
Banc of America Commercial Mortgage, Inc.
Series 2005-3, Class AM, 4.73%, 07/10/43	1,200,000	1,282,046
Series 2007-1, Class A4, 5.45%, 01/15/49	2,295,000	2,655,141
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ 4.75%, 06/11/41	1,991,000	2,076,846
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4 6.06%, 12/10/49 (a)	3,271,583	3,948,032
Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4 4.98%, 05/10/43 (a)	2,820,000	3,085,509
CW Capital Cobalt Ltd., Series 2007-C3, Class A4 5.80%, 05/15/46 (a)	2,080,000	2,451,007
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4 5.74%, 12/10/49 (b)	1,750,000	2,062,907

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP4, Class AM, 5.00%, 10/15/42 (a)	$2,224,000	$2,419,018
Series 2006-LDP7, Class A4, 5.87%, 04/15/45 (a)	3,339,000	3,842,561
Series 2006-LDP9, Class A3, 5.34%, 05/15/47	3,000,000	3,431,949
Series 2007-CB18, Class AM, 5.47%, 06/12/47 (a)	420,000	464,257
Series 2011-C5, Class A3, 4.17%, 08/15/46	950,000	1,081,937
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3 5.95%, 08/12/49 (a)	800,000	925,967
Morgan Stanley Capital I, Inc., Series 2012-C4, Class A2 2.11%, 03/15/45	1,000,000	1,039,519
Wachovia Bank Commercial Mortgage Trust
Series 2006-C25, Class A5, 5.74%, 05/15/43 (a)	800,000	921,596
Series 2007-C31, Class A4, 5.51%, 04/15/47	2,000,000	2,310,770
Series 2007-C33, Class A4, 5.92%, 02/15/51 (a)	1,945,000	2,281,915

Total Commercial Mortgage Backed Securities (cost $29,704,950)		36,280,977

Corporate Bonds 22.5%
Aerospace & Defense 0.4%
Boeing Co. (The), 4.88%, 02/15/20	500,000	602,408
Embraer SA, 5.15%, 06/15/22	350,000	383,250
General Dynamics Corp.
1.00%, 11/15/17	500,000	497,258
3.88%, 07/15/21	100,000	112,172
Goodrich Corp., 6.29%, 07/01/16	354,000	413,679
L-3 Communications Corp.
3.95%, 11/15/16	150,000	162,190
5.20%, 10/15/19	500,000	570,133
Lockheed Martin Corp., 4.07%, 12/15/42 (c)	643,000	631,924
Northrop Grumman Corp., 3.50%, 03/15/21	500,000	533,179
Raytheon Co.
6.40%, 12/15/18	206,000	258,498
3.13%, 10/15/20	250,000	265,975
4.70%, 12/15/41	150,000	169,748

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Aerospace & Defense (continued)
United Technologies Corp.
4.88%, 05/01/15	$545,000	$598,493
1.80%, 06/01/17	600,000	617,615
4.50%, 04/15/20	750,000	881,140
6.13%, 07/15/38	400,000	532,548
4.50%, 06/01/42	500,000	555,580

		7,785,790

Airlines 0.1%
Continental Airlines Pass Through Trust, Series 2012-1, Class A, 4.15%, 10/11/25	350,000	368,375
Southwest Airlines Co., 5.13%, 03/01/17	147,000	162,670
United Airlines Pass Through Trust, Series 2009-2A, 9.75%, 01/15/17	398,666	461,456

		992,501

Auto Components 0.1%
Johnson Controls, Inc.
1.75%, 03/01/14	500,000	506,753
4.25%, 03/01/21	150,000	164,206
3.75%, 12/01/21	600,000	638,061

		1,309,020

Automobiles 0.0%†
Ford Motor Co., 7.45%, 07/16/31	500,000	635,000

Beverages 0.5%
Anheuser-Busch Cos. LLC
5.00%, 03/01/19	236,000	277,201
5.75%, 04/01/36	324,000	411,914
6.00%, 11/01/41	147,000	195,366
Anheuser-Busch InBev Worldwide, Inc.
2.88%, 02/15/16	250,000	264,775
1.38%, 07/15/17	1,000,000	1,010,530
7.75%, 01/15/19	1,000,000	1,335,615
5.00%, 04/15/20	275,000	329,084
4.38%, 02/15/21	150,000	174,539
Beam, Inc., 5.38%, 01/15/16	48,000	53,622
Coca-Cola Co. (The)
1.80%, 09/01/16	480,000	495,768
3.15%, 11/15/20	450,000	489,679
Diageo Capital PLC, 4.83%, 07/15/20	600,000	706,358
Diageo Finance BV, 5.30%, 10/28/15	649,000	728,488

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages (continued)
Dr Pepper Snapple Group, Inc.
2.90%, 01/15/16	$250,000	$263,419
2.70%, 11/15/22 (b)	250,000	248,366
Molson Coors Brewing Co., 5.00%, 05/01/42	250,000	280,165
Pepsi Bottling Group, Inc. (The), Series B, 7.00%, 03/01/29	206,000	295,875
PepsiAmericas, Inc., 4.88%, 01/15/15	442,000	478,712
PepsiCo, Inc.
2.50%, 05/10/16	400,000	421,279
7.90%, 11/01/18	700,000	944,616
3.13%, 11/01/20	300,000	321,501
5.50%, 01/15/40	250,000	315,285

		10,042,157

Biotechnology 0.2%
Amgen, Inc.
2.30%, 06/15/16	250,000	259,912
3.45%, 10/01/20	600,000	642,250
6.40%, 02/01/39	600,000	776,795
5.15%, 11/15/41	400,000	450,146
5.38%, 05/15/43	300,000	353,708
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	150,000	158,588
Celgene Corp.
3.95%, 10/15/20	400,000	434,115
3.25%, 08/15/22	300,000	305,815
Genentech, Inc., 5.25%, 07/15/35	88,000	106,089
Gilead Sciences, Inc.
3.05%, 12/01/16	100,000	107,102
4.50%, 04/01/21	200,000	228,571
4.40%, 12/01/21	600,000	683,978

		4,507,069

Building Products 0.0%†
Owens Corning
9.00%, 06/15/19	17,000	21,245
4.20%, 12/15/22	250,000	254,246

		275,491

Capital Markets 1.1%
Ameriprise Financial, Inc., 5.30%, 03/15/20	150,000	177,556
Bear Stearns Cos. LLC (The)
5.70%, 11/15/14	369,000	400,982
5.30%, 10/30/15	177,000	196,150
4.65%, 07/02/18	354,000	400,714

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
Credit Suisse USA, Inc.
5.13%, 01/15/14	$171,000	$178,617
5.85%, 08/16/16	400,000	460,366
7.13%, 07/15/32	555,000	793,883
Deutsche Bank AG, 3.25%, 01/11/16	775,000	820,105
Franklin Resources, Inc., 2.80%, 09/15/22	500,000	506,112
Goldman Sachs Group, Inc. (The)
5.13%, 01/15/15	664,000	713,325
5.35%, 01/15/16	577,000	637,812
3.63%, 02/07/16	1,105,000	1,169,668
5.63%, 01/15/17	1,000,000	1,097,177
6.00%, 06/15/20	1,000,000	1,188,212
5.25%, 07/27/21	500,000	569,988
5.75%, 01/24/22	500,000	591,106
6.13%, 02/15/33	1,150,000	1,346,101
6.75%, 10/01/37	500,000	566,664
Jefferies Group, Inc., 5.13%, 04/13/18 (b)	500,000	525,000
Morgan Stanley
2.88%, 01/24/14	600,000	610,082
4.75%, 04/01/14 (b)	590,000	610,930
6.00%, 04/28/15	250,000	272,302
3.45%, 11/02/15	450,000	468,859
3.80%, 04/29/16	275,000	288,691
5.45%, 01/09/17	1,325,000	1,466,220
7.30%, 05/13/19	700,000	850,654
5.63%, 09/23/19	1,000,000	1,130,980
5.75%, 01/25/21	300,000	342,610
5.50%, 07/28/21	250,000	283,844
4.88%, 11/01/22	500,000	517,697
7.25%, 04/01/32	324,000	407,620
Nomura Holdings, Inc., 4.13%, 01/19/16	400,000	417,508
UBS AG
5.88%, 07/15/16	1,121,000	1,250,749
5.88%, 12/20/17	350,000	416,591

		21,674,875

Chemicals 0.4%
Albemarle Corp., 5.10%, 02/01/15	118,000	126,780
Cytec Industries, Inc., 6.00%, 10/01/15	162,000	178,753
Dow Chemical Co. (The)
5.90%, 02/15/15	300,000	330,968
4.25%, 11/15/20	400,000	444,685
4.13%, 11/15/21	650,000	712,091
9.40%, 05/15/39	260,000	428,073
E.I. du Pont de Nemours & Co.
5.25%, 12/15/16	385,000	444,717
4.90%, 01/15/41	300,000	355,797

Corporate Bonds (continued)

	Principal Amount	Market Value

Chemicals (continued)
Eastman Chemical Co.
3.00%, 12/15/15	$250,000	$262,996
3.60%, 08/15/22	600,000	628,394
Ecolab, Inc.
3.00%, 12/08/16	1,000,000	1,062,714
4.35%, 12/08/21	150,000	167,427
Lubrizol Corp.
5.50%, 10/01/14	354,000	383,723
6.50%, 10/01/34	147,000	202,835
Mosaic Co. (The), 3.75%, 11/15/21	250,000	265,578
Praxair, Inc.
4.05%, 03/15/21	200,000	225,600
3.00%, 09/01/21	450,000	471,856
RPM International, Inc., 3.45%, 11/15/22	350,000	342,915

		7,035,902

Commercial Banks 2.6%
Abbey National Treasury Services PLC, 4.00%, 04/27/16	200,000	211,475
American Express Centurion Bank, 0.88%, 11/13/15	500,000	499,632
BanColombia SA, 5.13%, 09/11/22	550,000	572,000
Bank of America NA
6.00%, 06/15/16	295,000	334,134
5.30%, 03/15/17	200,000	224,942
Bank of Montreal, 1.75%, 04/29/14	600,000	610,182
Bank of New York Mellon Corp. (The)
4.30%, 05/15/14	500,000	525,484
1.20%, 02/20/15	500,000	505,368
2.30%, 07/28/16	200,000	209,051
1.30%, 01/25/18	500,000	498,381
Bank of Nova Scotia
2.05%, 10/07/15	500,000	516,740
2.90%, 03/29/16	700,000	741,908
Bank One Corp., 8.00%, 04/29/27	290,000	408,997
Barclays Bank PLC
5.20%, 07/10/14	550,000	585,209
5.13%, 01/08/20	500,000	569,468
5.14%, 10/14/20	250,000	261,123
BB&T Corp.
2.05%, 04/28/14	600,000	611,342
3.20%, 03/15/16	500,000	532,173
2.15%, 03/22/17	850,000	879,138
BBVA US Senior SAU, 4.66%, 10/09/15	350,000	358,861
BNP Paribas SA
3.60%, 02/23/16	750,000	793,836
5.00%, 01/15/21	250,000	280,786

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Capital One Financial Corp.
5.25%, 02/21/17	$304,000	$346,554
4.75%, 07/15/21	800,000	922,530
Comerica, Inc., 4.80%, 05/01/15	177,000	191,237
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.13%, 10/13/15	250,000	258,026
3.38%, 01/19/17	500,000	537,143
3.88%, 02/08/22	500,000	538,062
5.25%, 05/24/41	175,000	205,494
Credit Suisse, 4.38%, 08/05/20	400,000	456,112
Deutsche Bank Financial LLC, 5.38%, 03/02/15	177,000	187,454
Discover Bank, 7.00%, 04/15/20	400,000	496,678
Export-Import Bank of Korea
4.00%, 01/29/21	600,000	645,128
5.00%, 04/11/22	500,000	578,382
Fifth Third Bancorp
3.63%, 01/25/16	750,000	801,319
3.50%, 03/15/22	700,000	733,652
HSBC Bank USA NA
4.63%, 04/01/14	590,000	616,369
5.63%, 08/15/35	250,000	284,098
HSBC Holdings PLC
5.10%, 04/05/21	500,000	590,441
4.88%, 01/14/22	500,000	580,284
6.50%, 05/02/36	400,000	499,752
6.50%, 09/15/37	600,000	748,913
JPMorgan Chase Bank NA
6.00%, 07/05/17	2,210,000	2,591,559
6.00%, 10/01/17	1,000,000	1,183,840
KeyBank NA
5.80%, 07/01/14	147,000	157,461
6.95%, 02/01/28	225,000	268,304
Korea Development Bank (The), 3.25%, 03/09/16	700,000	733,116
Korea Finance Corp., 4.63%, 11/16/21	200,000	226,036
Kreditanstalt fuer Wiederaufbau
3.50%, 03/10/14	2,165,000	2,245,798
4.13%, 10/15/14	708,000	754,462
0.63%, 04/24/15	500,000	503,493
4.38%, 07/21/15	2,145,000	2,354,781
2.63%, 02/16/16	500,000	530,950
5.13%, 03/14/16	350,000	399,840
2.00%, 06/01/16	500,000	522,600
4.38%, 03/15/18	600,000	698,580
2.75%, 09/08/20	400,000	432,520
2.00%, 10/04/22	1,000,000	1,002,143

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Landwirtschaftliche Rentenbank
2.13%, 07/15/16	$250,000	$262,525
5.13%, 02/01/17	750,000	879,630
Mellon Funding Corp., 5.00%, 12/01/14	265,000	284,851
National Australia Bank Ltd., 1.60%, 08/07/15	500,000	507,510
National City Corp., 4.90%, 01/15/15	354,000	381,711
Oesterreichische Kontrollbank AG
4.50%, 03/09/15	236,000	255,942
4.88%, 02/16/16	350,000	393,295
PNC Funding Corp.
5.25%, 11/15/15	354,000	395,543
2.70%, 09/19/16	500,000	528,262
5.13%, 02/08/20	500,000	594,663
Royal Bank of Canada
1.45%, 10/30/14	300,000	305,165
2.88%, 04/19/16	500,000	529,194
Royal Bank of Scotland PLC (The)
4.38%, 03/16/16	1,000,000	1,082,010
5.63%, 08/24/20	500,000	580,487
Societe Generale SA, 2.75%, 10/12/17 (b)	250,000	254,306
State Street Corp., 4.38%, 03/07/21	600,000	697,362
SunTrust Banks, Inc.
3.60%, 04/15/16	150,000	160,222
3.50%, 01/20/17	550,000	590,658
Toronto-Dominion Bank (The), 2.38%, 10/19/16	250,000	262,709
US Bancorp
1.65%, 05/15/17	500,000	509,450
4.13%, 05/24/21	150,000	170,094
US Bank NA
4.95%, 10/30/14	265,000	284,928
4.80%, 04/15/15	133,000	144,218
Wachovia Bank NA, 6.60%, 01/15/38	1,000,000	1,372,621
Wachovia Corp., 4.88%, 02/15/14	183,000	190,759
Wells Fargo & Co.
1.50%, 07/01/15	1,000,000	1,017,229
3.68%, 06/15/16 (d)	500,000	540,552
5.13%, 09/15/16	206,000	232,013
4.60%, 04/01/21	500,000	575,121
5.38%, 02/07/35	457,000	554,359
Wells Fargo Capital X, 5.95%, 12/01/86	275,000	280,500
Westpac Banking Corp., 4.20%, 02/27/15	1,000,000	1,072,745

		51,443,975

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Services & Supplies 0.1%
ADT Corp. (The), 2.25%, 07/15/17 (c)	$400,000	$396,823
Republic Services, Inc., 5.25%, 11/15/21	800,000	942,880
Science Applications International Corp., 5.50%, 07/01/33	177,000	174,349
Waste Management, Inc.
6.38%, 03/11/15	500,000	559,182
7.00%, 07/15/28	162,000	219,546

		2,292,780

Communications Equipment 0.1%
Cisco Systems, Inc.
1.63%, 03/14/14	800,000	811,971
5.50%, 02/22/16	425,000	485,798
4.95%, 02/15/19	200,000	236,764
5.90%, 02/15/39	500,000	650,725
Motorola Solutions, Inc., 7.50%, 05/15/25	206,000	259,704
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	250,000	259,824

		2,704,786

Computers & Peripherals 0.2%
Dell, Inc.
4.63%, 04/01/21 (b)	100,000	107,947
7.10%, 04/15/28	206,000	248,021
Hewlett-Packard Co.
1.55%, 05/30/14	300,000	299,329
2.35%, 03/15/15	600,000	602,672
5.50%, 03/01/18	800,000	865,253
3.75%, 12/01/20	500,000	484,449
4.65%, 12/09/21 (b)	600,000	602,334

		3,210,005

Construction & Engineering 0.0%†
ABB Finance USA, Inc., 4.38%, 05/08/42	100,000	108,549

Construction Materials 0.0%†
CRH America, Inc., 6.00%, 09/30/16	385,000	432,596

Consumer Finance 0.6%
American Express Co.
6.15%, 08/28/17	200,000	240,995
2.65%, 12/02/22 (c)	971,000	967,133
6.80%, 09/01/66 (a)	290,000	311,388
American Express Credit Corp., 2.75%, 09/15/15	500,000	524,191
Boeing Capital Corp., 2.90%, 08/15/18	400,000	431,262

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance (continued)
Capital One Bank USA NA, 5.13%, 02/15/14	$765,000	$802,573
Ford Motor Credit Co. LLC
2.50%, 01/15/16	250,000	253,081
4.25%, 02/03/17	1,000,000	1,071,291
3.00%, 06/12/17	350,000	359,598
5.88%, 08/02/21	1,000,000	1,164,538
HSBC Finance Corp., 6.68%, 01/15/21	895,000	1,061,802
ORIX Corp., 5.00%, 01/12/16	200,000	216,630
SLM Corp.
Series A, 5.38%, 05/15/14	1,091,000	1,140,656
6.25%, 01/25/16	300,000	326,250
6.00%, 01/25/17	500,000	541,250
8.45%, 06/15/18	150,000	175,500
8.00%, 03/25/20	250,000	285,625
Toyota Motor Credit Corp.
1.25%, 11/17/14	250,000	253,531
0.88%, 07/17/15	400,000	401,648
2.80%, 01/11/16	600,000	631,227
3.30%, 01/12/22	500,000	539,437

		11,699,606

Distributors 0.0%†
Ingram Micro, Inc., 5.25%, 09/01/17	100,000	108,599

Diversified Financial Services 2.3%
Ameritech Capital Funding Corp., 6.45%, 01/15/18	88,000	104,545
Aon Corp., 5.00%, 09/30/20	500,000	570,607
Associates Corp. of North America, 6.95%, 11/01/18	339,000	408,359
AXA Financial, Inc., 7.00%, 04/01/28	133,000	158,223
Bank of America Corp.
4.75%, 08/01/15	619,000	668,024
5.25%, 12/01/15	737,000	797,195
Series 1, 3.75%, 07/12/16	750,000	801,695
5.63%, 10/14/16	1,460,000	1,650,826
3.88%, 03/22/17	500,000	542,261
Series L, 5.65%, 05/01/18	3,200,000	3,723,018
5.63%, 07/01/20	1,000,000	1,185,627
5.00%, 05/13/21	700,000	799,156
5.70%, 01/24/22	750,000	901,912
Block Financial LLC, 5.50%, 11/01/22	250,000	257,214

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
Caterpillar Financial Services Corp.
6.13%, 02/17/14	$1,400,000	$1,492,606
1.13%, 12/15/14	500,000	505,363
5.50%, 03/15/16	295,000	338,705
2.85%, 06/01/22 (b)	500,000	511,378
Citigroup, Inc.
5.50%, 10/15/14	2,100,000	2,252,966
2.65%, 03/02/15	500,000	514,883
5.30%, 01/07/16	1,979,000	2,189,350
3.95%, 06/15/16	450,000	484,362
5.85%, 08/02/16	413,000	472,040
4.45%, 01/10/17	1,000,000	1,107,800
6.13%, 11/21/17	500,000	595,079
8.50%, 05/22/19	500,000	672,319
5.38%, 08/09/20	250,000	294,612
4.50%, 01/14/22	650,000	725,208
6.63%, 06/15/32	333,000	384,633
5.88%, 02/22/33	118,000	125,060
5.85%, 12/11/34	525,000	615,526
5.88%, 05/29/37	100,000	120,337
EnCana Holdings Finance Corp., 5.80%, 05/01/14	634,000	673,934
General Electric Capital Corp.
4.88%, 03/04/15	619,000	670,327
2.25%, 11/09/15	250,000	258,179
5.00%, 01/08/16	295,000	327,750
5.40%, 02/15/17	585,000	672,809
2.30%, 04/27/17	1,000,000	1,036,881
5.63%, 09/15/17	1,100,000	1,297,694
1.60%, 11/20/17	1,000,000	1,000,649
5.63%, 05/01/18	1,000,000	1,187,534
5.30%, 02/11/21	350,000	406,274
4.65%, 10/17/21	300,000	342,311
Series A, 6.75%, 03/15/32	1,128,000	1,464,972
6.15%, 08/07/37	1,200,000	1,491,835
6.38%, 11/15/67 (a)	275,000	290,125
Goldman Sachs Capital I, 6.35%, 02/15/34	250,000	259,497
JPMorgan Chase & Co.
3.70%, 01/20/15	805,000	847,570
4.75%, 03/01/15	254,000	274,020
5.15%, 10/01/15	501,000	550,673
1.10%, 10/15/15	500,000	499,984
3.15%, 07/05/16	350,000	370,808
4.25%, 10/15/20	350,000	389,244
4.63%, 05/10/21	500,000	570,085
3.25%, 09/23/22	1,000,000	1,029,781
5.60%, 07/15/41	400,000	495,377
5.40%, 01/06/42	500,000	602,552
Moody’s Corp., 4.50%, 09/01/22	150,000	160,372
Murray Street Investment Trust I, 4.65%, 03/09/17 (d)	750,000	811,235

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
National Rural Utilities Cooperative Finance Corp.
4.75%, 03/01/14	$324,000	$339,567
5.45%, 04/10/17	850,000	995,790
Series C, 8.00%, 03/01/32	159,000	239,239
Western Union Co. (The), 6.20%, 11/17/36	300,000	303,569

		45,831,526

Diversified Telecommunication Services 1.1%
AT&T, Inc.
5.10%, 09/15/14	1,003,000	1,077,422
5.63%, 06/15/16	295,000	338,596
1.60%, 02/15/17	500,000	505,871
4.45%, 05/15/21	350,000	404,201
6.50%, 09/01/37	247,000	323,045
6.30%, 01/15/38	250,000	320,556
6.55%, 02/15/39	410,000	538,786
5.35%, 09/01/40	395,000	459,996
5.55%, 08/15/41	400,000	480,050
4.30%, 12/15/42 (c)	603,000	605,625
4.35%, 06/15/45 (c)	1,673,000	1,680,522
BellSouth Corp., 5.20%, 09/15/14	501,000	538,132
British Telecommunications PLC
5.95%, 01/15/18	750,000	896,283
9.63%, 12/15/30	250,000	397,170
CenturyLink, Inc., Series T, 5.80%, 03/15/22	650,000	687,133
Corning, Inc.
4.25%, 08/15/20	250,000	279,136
4.70%, 03/15/37	250,000	258,661
Deutsche Telekom International Finance BV
5.75%, 03/23/16	697,000	794,172
8.75%, 06/15/30	369,000	552,853
Embarq Corp., 8.00%, 06/01/36	550,000	607,487
France Telecom SA
8.50%, 03/01/31	407,000	609,226
5.38%, 01/13/42	250,000	288,648
GTE Corp.
6.84%, 04/15/18	206,000	257,906
6.94%, 04/15/28	147,000	195,568
Telecom Italia Capital SA
4.95%, 09/30/14	295,000	307,980
5.25%, 10/01/15	940,000	1,000,160
6.00%, 09/30/34	380,000	371,450
Telefonica Emisiones SAU
6.42%, 06/20/16 (b)	1,770,000	1,958,505
5.46%, 02/16/21	250,000	266,562

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15	$236,000	$256,393
Verizon Communications, Inc.
4.90%, 09/15/15	590,000	654,462
5.50%, 02/15/18	150,000	180,131
8.75%, 11/01/18	357,000	495,684
6.35%, 04/01/19	450,000	568,703
4.60%, 04/01/21	500,000	583,611
5.85%, 09/15/35	118,000	148,230
6.00%, 04/01/41	250,000	326,294
Verizon Global Funding Corp., 7.75%, 12/01/30	1,190,000	1,742,265
Virgin Media Secured Finance PLC, 6.50%, 01/15/18	125,000	134,531

		22,092,006

Electric Utilities 1.6%
AEP Texas Central Transition Funding LLC, Series A-4, 5.17%, 01/01/18	1,400,000	1,624,441
Alabama Power Co., 5.70%, 02/15/33	574,000	719,489
Ameren Illinois Co., 2.70%, 09/01/22	450,000	450,142
Appalachian Power Co., Series L, 5.80%, 10/01/35	206,000	243,082
Arizona Public Service Co., 5.50%, 09/01/35	215,000	254,747
Baltimore Gas & Electric Co., 5.90%, 10/01/16	1,135,000	1,324,460
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	400,000	479,789
Consolidated Edison Co. of New York, Inc.
Series 05-C, 5.38%, 12/15/15	177,000	199,449
Series 08-A, 5.85%, 04/01/18	1,000,000	1,217,110
Series 03-A, 5.88%, 04/01/33	118,000	145,242
Dominion Resources, Inc.
8.88%, 01/15/19	250,000	342,170
5.20%, 08/15/19	200,000	237,756
Series E, 6.30%, 03/15/33	10,000	12,882
Series B, 5.95%, 06/15/35	251,000	317,681
Series C, 4.90%, 08/01/41	200,000	224,097
DTE Energy Co., 6.35%, 06/01/16	913,000	1,060,821

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Duke Energy Carolinas LLC
3.90%, 06/15/21	$100,000	$112,255
4.25%, 12/15/41	300,000	314,161
Duke Energy Corp.
5.05%, 09/15/19	1,200,000	1,391,983
3.05%, 08/15/22	350,000	356,259
Duke Energy Indiana, Inc., 3.75%, 07/15/20	200,000	221,470
Duke Energy Ohio, Inc., Series A, 5.40%, 06/15/33	74,000	81,024
Edison International, 3.75%, 09/15/17	500,000	542,189
Entergy Corp., 5.13%, 09/15/20	400,000	433,794
Exelon Corp.
4.90%, 06/15/15	413,000	449,562
5.63%, 06/15/35	836,000	933,326
FirstEnergy Corp., Series C, 7.38%, 11/15/31	663,000	856,321
Florida Power & Light Co.
5.85%, 02/01/33	100,000	129,870
5.95%, 10/01/33	77,000	100,293
5.40%, 09/01/35	130,000	158,621
5.65%, 02/01/37	450,000	570,264
4.13%, 02/01/42	250,000	261,331
Florida Power Corp., 5.90%, 03/01/33	318,000	392,301
Georgia Power Co., 4.30%, 03/15/42	500,000	524,437
Great Plains Energy, Inc., 4.85%, 06/01/21	100,000	110,173
LG&E and KU Energy LLC, 3.75%, 11/15/20	700,000	739,243
Metropolitan Edison Co., 4.88%, 04/01/14	236,000	247,275
MidAmerican Energy Co., 5.80%, 10/15/36	550,000	696,649
MidAmerican Energy Holdings Co., 6.50%, 09/15/37	250,000	332,055
Nevada Power Co., 5.45%, 05/15/41	150,000	183,648
Nisource Finance Corp., 5.95%, 06/15/41	450,000	519,675
Northern States Power Co., 2.15%, 08/15/22	250,000	246,864
NSTAR Electric Co., 2.38%, 10/15/22	500,000	496,919
Oglethorpe Power Corp., 5.25%, 09/01/50	200,000	230,143
Ohio Power Co., Series G, 6.60%, 02/15/33	236,000	302,081

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Oncor Electric Delivery Co. LLC
6.38%, 01/15/15	$692,000	$763,704
4.55%, 12/01/41	150,000	151,834
5.30%, 06/01/42	150,000	171,494
Pacific Gas & Electric Co.
4.80%, 03/01/14	472,000	494,555
3.50%, 10/01/20	300,000	328,834
2.45%, 08/15/22	250,000	249,656
6.25%, 03/01/39	600,000	792,477
PacifiCorp
5.25%, 06/15/35	177,000	208,875
4.10%, 02/01/42 (b)	250,000	258,910
Progress Energy, Inc.
4.40%, 01/15/21	700,000	780,280
7.75%, 03/01/31	236,000	322,403
PSEG Power LLC
5.50%, 12/01/15	413,000	461,120
5.13%, 04/15/20 (b)	250,000	288,117
Public Service Co. of Colorado
Series 15, 5.50%, 04/01/14	251,000	266,220
3.20%, 11/15/20	250,000	272,761
3.60%, 09/15/42	400,000	388,312
Public Service Electric & Gas Co., 3.95%, 05/01/42	400,000	410,968
Puget Sound Energy, Inc., 5.48%, 06/01/35	147,000	178,468
San Diego Gas & Electric Co., 3.95%, 11/15/41	250,000	257,687
Scottish Power Ltd., 5.81%, 03/15/25	118,000	125,575
South Carolina Electric & Gas Co.
6.50%, 11/01/18	250,000	317,641
6.05%, 01/15/38	150,000	194,837
Southern California Edison Co.
6.00%, 01/15/34	177,000	231,095
Series 05-B, 5.55%, 01/15/36	436,000	542,843
Southern Co. (The), Series A, 2.38%, 09/15/15	300,000	312,422
Southwestern Electric Power Co., Series E, 5.55%, 01/15/17	150,000	169,193
Tampa Electric Co., 5.40%, 05/15/21	500,000	615,375
Union Electric Co., 6.70%, 02/01/19	141,000	177,861
Virginia Electric and Power Co.
Series A, 5.40%, 01/15/16	147,000	166,911
3.45%, 09/01/22	500,000	540,712

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Westar Energy, Inc., 6.00%, 07/01/14	$265,000	$283,780
Wisconsin Electric Power Co.
2.95%, 09/15/21	300,000	314,179
5.63%, 05/15/33	59,000	73,457
Xcel Energy, Inc.
5.61%, 04/01/17	248,000	290,166
4.70%, 05/15/20 (b)	250,000	292,358
6.50%, 07/01/36	177,000	237,618

		32,720,242

Electrical Equipment 0.2%
Energizer Holdings, Inc., 4.70%, 05/19/21	75,000	80,380
Honeywell International, Inc.
5.40%, 03/15/16	705,000	806,380
5.30%, 03/01/18	840,000	1,004,122
4.25%, 03/01/21	500,000	584,476
PerkinElmer, Inc., 5.00%, 11/15/21	150,000	166,307
Precision Castparts Corp., 1.25%, 01/15/18	200,000	200,330
Thermo Fisher Scientific, Inc.
2.05%, 02/21/14	100,000	101,406
3.20%, 03/01/16	400,000	424,790
3.60%, 08/15/21	250,000	265,882

		3,634,073

Electronic Equipment, Instruments & Components 0.0%†
Koninklijke Philips Electronics NV, 5.00%, 03/15/42	500,000	571,145

Energy Equipment & Services 0.2%
Baker Hughes, Inc.
3.20%, 08/15/21	500,000	533,052
5.13%, 09/15/40	200,000	240,721
Halliburton Co., 6.70%, 09/15/38	400,000	558,311
National Oilwell Varco, Inc., 3.95%, 12/01/42	600,000	607,935
Weatherford International Ltd.
9.63%, 03/01/19	200,000	260,927
5.13%, 09/15/20	500,000	550,995
5.95%, 04/15/42	250,000	271,338

		3,023,279

Food & Staples Retailing 0.2%
CVS Caremark Corp., 6.25%, 06/01/27	795,000	1,049,705
Kroger Co. (The)
7.50%, 04/01/31	257,000	333,498
5.40%, 07/15/40	200,000	221,692

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Staples Retailing (continued)
Safeway, Inc.
5.63%, 08/15/14	$177,000	$188,319
3.40%, 12/01/16	650,000	671,266
5.00%, 08/15/19 (b)	200,000	215,176
3.95%, 08/15/20	100,000	100,023
Sysco Corp., 5.38%, 09/21/35	106,000	129,885
Walgreen Co., 3.10%, 09/15/22	500,000	504,335

		3,413,899

Food Products 0.4%
Archer-Daniels-Midland Co.
5.38%, 09/15/35	147,000	171,537
4.02%, 04/16/43 (c)	345,000	329,942
Bunge Ltd. Finance Corp.
5.10%, 07/15/15	88,000	95,271
4.10%, 03/15/16	400,000	429,691
Campbell Soup Co., 4.25%, 04/15/21	100,000	113,129
ConAgra Foods, Inc.
3.25%, 09/15/22	500,000	502,220
7.00%, 10/01/28	221,000	277,821
General Mills, Inc.
1.55%, 05/16/14	700,000	709,044
3.15%, 12/15/21	750,000	783,967
H.J. Heinz Finance Co., 6.75%, 03/15/32	88,000	112,288
JM Smucker Co. (The), 3.50%, 10/15/21	200,000	212,496
Kellogg Co.
4.00%, 12/15/20	250,000	278,485
Series B, 7.45%, 04/01/31	147,000	202,733
Kraft Foods Group, Inc.
6.88%, 01/26/39 (c)	1,095,000	1,474,267
5.00%, 06/04/42 (c)	350,000	393,575
Kraft Foods, Inc.
6.50%, 02/09/40	500,000	671,676
6.50%, 08/11/17	250,000	305,345
Sara Lee Corp., 2.75%, 09/15/15	250,000	257,558
Tyson Foods, Inc., 4.50%, 06/15/22	450,000	487,132
Unilever Capital Corp.
2.75%, 02/10/16	400,000	423,652
5.90%, 11/15/32	206,000	282,700

		8,514,529

Gas Utilities 0.8%
Atmos Energy Corp., 4.95%, 10/15/14	265,000	283,985
Boardwalk Pipelines LP, 5.20%, 06/01/18	88,000	97,527

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Buckeye Partners LP, 4.88%, 02/01/21	$250,000	$258,920
CenterPoint Energy Resources Corp., 4.50%, 01/15/21	305,000	346,861
Consolidated Natural Gas Co., Series A, 5.00%, 12/01/14	1,069,000	1,149,713
El Paso Natural Gas Co., 8.38%, 06/15/32	250,000	355,188
Enbridge Energy Partners LP, 4.20%, 09/15/21	700,000	752,433
Energy Transfer Partners LP
5.95%, 02/01/15	250,000	273,963
6.70%, 07/01/18	350,000	421,718
4.65%, 06/01/21	200,000	219,746
5.20%, 02/01/22	500,000	570,356
6.05%, 06/01/41	75,000	85,330
Enterprise Products Operating LLC
Series G, 5.60%, 10/15/14	1,194,000	1,292,572
3.20%, 02/01/16	250,000	264,159
4.05%, 02/15/22	250,000	276,341
6.13%, 10/15/39	285,000	344,306
6.45%, 09/01/40	250,000	313,947
Kern River Funding Corp., 4.89%, 04/30/18 (c)	48,479	53,577
Kinder Morgan Energy Partners LP
3.50%, 03/01/16	50,000	53,450
6.85%, 02/15/20	935,000	1,178,041
5.80%, 03/15/35	206,000	234,722
6.38%, 03/01/41	250,000	309,361
5.00%, 08/15/42	350,000	370,923
ONEOK Partners LP
3.25%, 02/01/16	800,000	844,029
3.38%, 10/01/22	500,000	509,523
6.13%, 02/01/41	100,000	119,891
ONEOK, Inc., 4.25%, 02/01/22	500,000	543,285
Plains All American Pipeline LP/PAA Finance Corp.
5.63%, 12/15/13	330,000	346,062
3.95%, 09/15/15	200,000	215,503
5.15%, 06/01/42	450,000	506,965
Sempra Energy, 6.00%, 10/15/39	470,000	594,209
Southern Natural Gas Co. LLC, 5.90%, 04/01/17 (c)	250,000	293,756
Spectra Energy Capital LLC, 6.75%, 02/15/32	327,000	405,046
Texas Gas Transmission LLC, 4.60%, 06/01/15	177,000	191,474

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
TransCanada PipeLines Ltd., 3.80%, 10/01/20	$250,000	$278,975
Williams Cos., Inc. (The), 3.70%, 01/15/23	500,000	504,327
Williams Partners LP
7.25%, 02/01/17	150,000	182,224
5.25%, 03/15/20	500,000	575,976
3.35%, 08/15/22	200,000	203,359
6.30%, 04/15/40	150,000	183,380

		16,005,123

Health Care Providers & Services 0.7%
Aetna, Inc.
6.00%, 06/15/16 (b)	550,000	638,225
6.63%, 06/15/36	250,000	336,498
AmerisourceBergen Corp., 3.50%, 11/15/21	250,000	268,349
Aristotle Holding, Inc.
3.50%, 11/15/16 (c)	250,000	267,291
3.90%, 02/15/22 (c)	750,000	808,689
Baxter International, Inc.
4.63%, 03/15/15	77,000	83,390
1.85%, 01/15/17	500,000	515,234
5.38%, 06/01/18	400,000	480,587
Becton, Dickinson and Co., 3.13%, 11/08/21	350,000	373,974
Boston Scientific Corp.
4.50%, 01/15/15	400,000	425,177
6.00%, 01/15/20	200,000	233,291
Cardinal Health, Inc., 3.20%, 06/15/22	300,000	309,245
Cigna Corp.
4.50%, 03/15/21	300,000	336,051
5.38%, 02/15/42	150,000	174,640
Coventry Health Care, Inc., 5.45%, 06/15/21	250,000	297,139
Covidien International Finance SA, 6.00%, 10/15/17	400,000	484,504
Express Scripts, Inc., 3.13%, 05/15/16	350,000	369,002
Kaiser Foundation Hospitals, 4.88%, 04/01/42	250,000	284,026
Laboratory Corp. of America Holdings
3.13%, 05/15/16	150,000	158,043
3.75%, 08/23/22	350,000	371,163
McKesson Corp., 6.00%, 03/01/41	250,000	330,212
Medco Health Solutions, Inc.
7.13%, 03/15/18	200,000	249,299
4.13%, 09/15/20	300,000	327,873
Medtronic, Inc., 4.45%, 03/15/20	800,000	929,288

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
Quest Diagnostics, Inc.
5.45%, 11/01/15	$324,000	$359,763
4.70%, 04/01/21	500,000	559,872
St. Jude Medical, Inc., 2.50%, 01/15/16	300,000	310,982
UnitedHealth Group, Inc.
5.38%, 03/15/16	295,000	334,882
1.40%, 10/15/17	500,000	500,782
5.80%, 03/15/36	708,000	854,178
3.95%, 10/15/42	250,000	248,948
WellPoint, Inc.
5.00%, 12/15/14	1,036,000	1,118,946
5.25%, 01/15/16	324,000	361,061
3.70%, 08/15/21	100,000	105,176
5.95%, 12/15/34	118,000	140,890
4.63%, 05/15/42	500,000	516,408
Zimmer Holdings, Inc., 3.38%, 11/30/21	200,000	207,291

		14,670,369

Hotels, Restaurants & Leisure 0.1%
Darden Restaurants, Inc., 3.35%, 11/01/22	200,000	193,525
Hyatt Hotels Corp., 5.38%, 08/15/21	150,000	168,213
McDonald’s Corp.
5.35%, 03/01/18	360,000	434,224
4.88%, 07/15/40	250,000	299,289
Wyndham Worldwide Corp., 5.63%, 03/01/21	150,000	167,418
Yum! Brands, Inc., 6.88%, 11/15/37	300,000	409,636

		1,672,305

Household Durables 0.0%†
Emerson Electric Co., 6.00%, 08/15/32	83,000	107,761
Stanley Black & Decker, Inc., 2.90%, 11/01/22	500,000	505,291

		613,052

Household Products 0.1%
Clorox Co. (The), 3.80%, 11/15/21	500,000	544,499
Kimberly-Clark Corp.
4.88%, 08/15/15	800,000	888,853
6.63%, 08/01/37	130,000	189,021

		1,622,373

Industrial Conglomerates 0.2%
3M Co., 5.70%, 03/15/37	415,000	563,679

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Industrial Conglomerates (continued)
Danaher Corp.
2.30%, 06/23/16	$200,000	$209,145
3.90%, 06/23/21	100,000	112,516
Dover Corp.
4.88%, 10/15/15	224,000	249,067
5.38%, 03/01/41	100,000	126,798
Eaton Corp., 2.75%, 11/02/22 (c)	750,000	747,685
General Electric Co.
0.85%, 10/09/15	250,000	250,881
5.25%, 12/06/17	600,000	707,489
2.70%, 10/09/22	500,000	509,654
4.13%, 10/09/42	350,000	360,027
Illinois Tool Works, Inc., 4.88%, 09/15/41	200,000	234,485
Tyco Electronics Group SA
6.55%, 10/01/17	400,000	479,645
3.50%, 02/03/22	300,000	308,328

		4,859,399

Information Technology Services 0.1%
Fiserv, Inc., 4.75%, 06/15/21	200,000	220,516
International Business Machines Corp.
0.75%, 05/11/15	750,000	754,543
1.95%, 07/22/16	150,000	155,891
2.90%, 11/01/21	200,000	210,090
5.88%, 11/29/32	683,000	906,623
4.00%, 06/20/42	100,000	105,836

		2,353,499

Insurance 0.9%
ACE INA Holdings, Inc., 5.88%, 06/15/14	560,000	601,386
Aflac, Inc., 6.45%, 08/15/40	200,000	252,934
AIG Life Holdings US, Inc., 7.50%, 07/15/25	147,000	185,712
Alleghany Corp., 4.95%, 06/27/22	400,000	438,141
Allstate Corp. (The)
6.13%, 12/15/32	118,000	149,519
5.55%, 05/09/35	88,000	107,668
5.95%, 04/01/36	118,000	152,098
6.50%, 05/15/67 (a)	195,000	207,431
American International Group, Inc.
5.05%, 10/01/15	147,000	162,195
5.60%, 10/18/16	585,000	668,048
5.85%, 01/16/18	400,000	472,879
8.25%, 08/15/18	500,000	656,943
8.18%, 05/15/68 (a)	425,000	553,563
6.25%, 03/15/87	275,000	293,562

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Berkshire Hathaway Finance Corp.
4.85%, 01/15/15	$1,504,000	$1,631,675
4.25%, 01/15/21	400,000	458,934
Berkshire Hathaway, Inc., 3.40%, 01/31/22	500,000	538,603
Chubb Corp. (The)
6.00%, 05/11/37	165,000	215,309
6.38%, 03/29/67 (a)	400,000	436,000
CNA Financial Corp., 5.75%, 08/15/21	500,000	586,454
Genworth Financial, Inc., 6.50%, 06/15/34	206,000	207,800
Hartford Financial Services Group, Inc.
5.13%, 04/15/22	350,000	403,848
6.10%, 10/01/41	309,000	367,225
Lincoln National Corp.
4.85%, 06/24/21	100,000	112,194
6.15%, 04/07/36	440,000	514,176
Marsh & McLennan Cos., Inc.
5.75%, 09/15/15	43,000	48,205
4.80%, 07/15/21	600,000	675,146
MetLife, Inc.
5.50%, 06/15/14	265,000	284,115
4.75%, 02/08/21	700,000	812,785
5.70%, 06/15/35	159,000	194,131
6.40%, 12/15/66	500,000	534,613
Nationwide Financial Services, Inc., 6.75%, 05/15/67 (e)	105,000	109,436
Principal Financial Group, Inc.
8.88%, 05/15/19	350,000	469,646
3.30%, 09/15/22	500,000	507,214
Progressive Corp. (The)
3.75%, 08/23/21	200,000	219,866
6.25%, 12/01/32	162,000	208,458
Prudential Financial, Inc.
Series B, 5.10%, 09/20/14	295,000	315,754
3.00%, 05/12/16	150,000	158,372
Series B, 5.75%, 07/15/33	147,000	167,522
6.63%, 06/21/40	500,000	628,194
Reinsurance Group of America, Inc., 5.00%, 06/01/21	100,000	110,110
Travelers Cos., Inc. (The)
5.75%, 12/15/17	335,000	406,851
5.35%, 11/01/40	250,000	311,009
Travelers Property Casualty Corp., 6.38%, 03/15/33	192,000	255,597
Willis Group Holdings PLC, 5.75%, 03/15/21	100,000	113,803
Willis North America, Inc., 5.63%, 07/15/15	177,000	193,379

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)

XL Group PLC, 5.25%, 09/15/14	$779,000	$829,508

		17,928,011

Internet & Catalog Retail 0.0%†
eBay, Inc.
1.35%, 07/15/17	200,000	202,329
3.25%, 10/15/20	200,000	215,717
Expedia, Inc., 5.95%, 08/15/20	100,000	111,260

		529,306

Internet Software & Services 0.0%†
Google, Inc.
1.25%, 05/19/14	300,000	303,704
2.13%, 05/19/16	100,000	104,420

		408,124

Leisure Equipment & Products 0.0%†
Mattel, Inc., 5.45%, 11/01/41	150,000	169,445

Machinery 0.2%
Caterpillar, Inc.
1.38%, 05/27/14	500,000	506,088
3.90%, 05/27/21	500,000	560,945
2.60%, 06/26/22	350,000	352,989
6.05%, 08/15/36	177,000	232,948
Deere & Co.
8.10%, 05/15/30	500,000	758,626
3.90%, 06/09/42	250,000	255,512
Flowserve Corp., 3.50%, 09/15/22	500,000	502,157
IDEX Corp., 4.20%, 12/15/21	300,000	313,439

		3,482,704

Media 1.2%
CBS Corp.
1.95%, 07/01/17	500,000	509,394
8.88%, 05/15/19	50,000	67,438
5.75%, 04/15/20	250,000	299,441
7.88%, 07/30/30	80,000	110,459
5.50%, 05/15/33	118,000	129,072
4.85%, 07/01/42	100,000	104,079
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	118,000	178,399
Comcast Corp.
5.90%, 03/15/16	413,000	474,510
6.50%, 01/15/17	1,013,000	1,221,722
5.70%, 07/01/19	500,000	609,220
7.05%, 03/15/33	295,000	392,964

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
6.50%, 11/15/35	$100,000	$128,305
6.95%, 08/15/37	295,000	400,039
6.40%, 03/01/40	350,000	453,363
COX Communications, Inc.
5.45%, 12/15/14	113,000	123,236
5.50%, 10/01/15	383,000	430,080
DIRECTV Holdings LLC, 3.55%, 03/15/15	500,000	525,978
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.13%, 02/15/16	250,000	261,808
3.50%, 03/01/16	500,000	529,703
4.60%, 02/15/21	1,000,000	1,082,541
3.80%, 03/15/22	750,000	773,741
5.15%, 03/15/42	150,000	151,715
Discovery Communications LLC
5.05%, 06/01/20	500,000	578,577
3.30%, 05/15/22	350,000	359,491
Grupo Televisa SAB, 6.63%, 01/15/40	250,000	318,948
Historic TW, Inc., 6.88%, 06/15/18	176,000	221,793
NBCUniversal Media LLC
5.15%, 04/30/20	500,000	592,728
4.38%, 04/01/21	800,000	898,674
2.88%, 01/15/23	350,000	351,489
5.95%, 04/01/41	200,000	245,206
News America, Inc.
5.30%, 12/15/14	367,000	398,882
8.00%, 10/17/16	118,000	145,377
4.50%, 02/15/21	250,000	285,611
3.00%, 09/15/22 (c)	500,000	502,250
7.28%, 06/30/28	77,000	95,736
6.55%, 03/15/33	300,000	361,087
6.20%, 12/15/34	245,000	296,731
6.65%, 11/15/37	150,000	193,829
6.15%, 02/15/41	250,000	316,646
Omnicom Group, Inc.
5.90%, 04/15/16	177,000	201,758
4.45%, 08/15/20	150,000	166,910
3.63%, 05/01/22	50,000	52,086
Thomson Reuters Corp., 6.50%, 07/15/18	600,000	749,821
Time Warner Cable, Inc.
6.75%, 07/01/18	585,000	730,772
8.25%, 04/01/19	700,000	931,516
6.75%, 06/15/39	900,000	1,141,536
4.50%, 09/15/42	250,000	243,812
Time Warner, Inc.
7.63%, 04/15/31	777,000	1,069,682
7.70%, 05/01/32	582,000	813,739
5.38%, 10/15/41	200,000	223,411

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Viacom, Inc.
3.88%, 12/15/21	$600,000	$653,919
4.38%, 03/15/43 (c)	459,000	451,521
Walt Disney Co. (The)
Series B, 6.20%, 06/20/14	413,000	448,113
Series E, 3.75%, 06/01/21	500,000	552,491
WPP Finance 2010, 4.75%, 11/21/21	400,000	433,238

		23,984,587

Metals & Mining 0.6%
Alcoa, Inc.
5.40%, 04/15/21	250,000	260,203
5.87%, 02/23/22 (b)	625,000	674,156
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/22	250,000	253,371
Barrick Gold Corp.
1.75%, 05/30/14	500,000	506,983
2.90%, 05/30/16	125,000	131,150
5.25%, 04/01/42	150,000	164,962
Barrick Gold Finance Co., 4.88%, 11/15/14	230,000	245,328
Barrick North America Finance LLC, 4.40%, 05/30/21	700,000	767,647
BHP Billiton Finance USA Ltd.
5.25%, 12/15/15	285,000	321,892
3.25%, 11/21/21	250,000	269,063
2.88%, 02/24/22 (b)	500,000	522,060
Cliffs Natural Resources, Inc.
5.90%, 03/15/20 (b)	350,000	372,169
4.88%, 04/01/21 (b)	200,000	198,632
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 03/01/22	600,000	595,066
Kinross Gold Corp., 5.13%, 09/01/21 (b)	150,000	153,903
Newmont Mining Corp.
5.13%, 10/01/19	150,000	172,925
5.88%, 04/01/35	236,000	269,589
4.88%, 03/15/42	250,000	257,478
Placer Dome, Inc., 6.38%, 03/01/33	139,000	164,586
Rio Tinto Alcan, Inc.
5.00%, 06/01/15	295,000	322,439
5.75%, 06/01/35	206,000	261,368
Rio Tinto Finance USA Ltd.
2.50%, 05/20/16	500,000	521,965
3.50%, 11/02/20	450,000	477,008
4.13%, 05/20/21 (b)	500,000	552,475

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (b)	$500,000	$503,306
4.13%, 08/21/42	250,000	254,338
Southern Copper Corp., 6.75%, 04/16/40	250,000	300,969
Teck Resources Ltd.
3.00%, 03/01/19	750,000	773,181
4.75%, 01/15/22	700,000	770,332
Vale Overseas Ltd.
4.38%, 01/11/22	250,000	266,877
6.88%, 11/21/36	944,000	1,170,163

		12,475,584

Multiline Retail 0.4%
Costco Wholesale Corp., 5.50%, 03/15/17	850,000	1,002,084
Kohl’s Corp., 4.00%, 11/01/21	650,000	687,433
Macy’s Retail Holdings, Inc.
5.90%, 12/01/16	106,000	124,551
3.88%, 01/15/22	500,000	532,934
6.90%, 04/01/29	75,000	90,490
6.70%, 07/15/34	150,000	178,417
Nordstrom, Inc., 4.00%, 10/15/21	500,000	557,474
Target Corp.
6.00%, 01/15/18	500,000	614,793
7.00%, 07/15/31	174,000	242,594
6.35%, 11/01/32	313,000	415,382
4.00%, 07/01/42	350,000	359,583
Wal-Mart Stores, Inc.
3.20%, 05/15/14	900,000	934,926
3.63%, 07/08/20	500,000	555,832
3.25%, 10/25/20	500,000	544,376
7.55%, 02/15/30	118,000	173,608
5.25%, 09/01/35	708,000	860,076
5.00%, 10/25/40	250,000	302,489
5.63%, 04/15/41	475,000	622,049

		8,799,091

Office Electronics 0.1%
Pitney Bowes, Inc.
4.75%, 01/15/16	295,000	303,626
4.75%, 05/15/18	88,000	91,302
Xerox Corp.
6.35%, 05/15/18	250,000	288,325
4.50%, 05/15/21	250,000	264,712

		947,965

Oil, Gas & Consumable Fuels 1.6%
Anadarko Finance Co., Series B, 7.50%, 05/01/31	298,000	394,274

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)

Anadarko Petroleum Corp.
5.95%, 09/15/16	$100,000	$115,113
6.38%, 09/15/17	100,000	119,450
6.45%, 09/15/36	531,000	665,219
Apache Corp.
7.63%, 07/01/19	59,000	77,328
3.63%, 02/01/21	500,000	544,880
5.10%, 09/01/40	100,000	113,674
4.75%, 04/15/43	500,000	544,304
Apache Finance Canada Corp., 4.38%, 05/15/15	487,000	526,166
BP Capital Markets America, Inc., 4.20%, 06/15/18	147,000	163,812
BP Capital Markets PLC
3.88%, 03/10/15	900,000	958,815
3.20%, 03/11/16	400,000	426,689
4.50%, 10/01/20	200,000	230,492
3.56%, 11/01/21	750,000	810,444
Canadian Natural Resources Ltd., 6.25%, 03/15/38	340,000	438,023
Cenovus Energy, Inc., 5.70%, 10/15/19	770,000	933,745
ConocoPhillips
4.60%, 01/15/15	950,000	1,026,661
5.90%, 10/15/32	177,000	226,797
6.50%, 02/01/39	650,000	921,791
Devon Energy Corp.
2.40%, 07/15/16	300,000	310,728
3.25%, 05/15/22	500,000	521,845
7.95%, 04/15/32	350,000	517,811
Ensco PLC, 4.70%, 03/15/21	500,000	562,678
EOG Resources, Inc.
5.63%, 06/01/19	130,000	159,573
4.10%, 02/01/21	400,000	456,086
EQT Corp., 4.88%, 11/15/21	250,000	268,384
Hess Corp.
7.30%, 08/15/31	354,000	476,743
5.60%, 02/15/41	250,000	295,670
Husky Energy, Inc., 3.95%, 04/15/22	600,000	644,557
Marathon Oil Corp.
2.80%, 11/01/22	750,000	754,647
6.80%, 03/15/32	118,000	154,737
Marathon Petroleum Corp., 5.13%, 03/01/21	600,000	706,104
Murphy Oil Corp., 5.13%, 12/01/42	350,000	340,638
Nabors Industries, Inc., 5.00%, 09/15/20	500,000	543,319
Noble Energy, Inc., 4.15%, 12/15/21	600,000	662,364

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.
3.13%, 02/15/22	$600,000	$638,211
2.70%, 02/15/23	200,000	204,075
Pemex Project Funding Master Trust, 6.63%, 06/15/35 (b)	1,074,000	1,363,980
Petrobras International Finance Co.
3.88%, 01/27/16	750,000	791,252
3.50%, 02/06/17	750,000	786,560
5.75%, 01/20/20	1,425,000	1,622,158
5.38%, 01/27/21	1,000,000	1,125,820
Petrohawk Energy Corp., 7.25%, 08/15/18	250,000	282,237
Petroleos Mexicanos
5.50%, 01/21/21	275,000	321,337
4.88%, 01/24/22	250,000	282,125
5.50%, 06/27/44	350,000	385,000
Phillips 66, 5.88%, 05/01/42 (c)	382,000	459,674
Pioneer Natural Resources Co., 3.95%, 07/15/22	450,000	471,544
Shell International Finance BV
4.00%, 03/21/14	1,000,000	1,044,008
6.38%, 12/15/38	570,000	800,831
Southwestern Energy Co., 4.10%, 03/15/22 (c)	500,000	537,829
Statoil ASA, 3.13%, 08/17/17	250,000	272,091
Total Capital Canada Ltd., 1.63%, 01/28/14	500,000	506,847
Total Capital International SA, 2.88%, 02/17/22	500,000	521,911
Total Capital SA, 2.30%, 03/15/16	500,000	519,500
Transocean, Inc.
4.95%, 11/15/15	750,000	821,194
6.38%, 12/15/21	500,000	607,654
7.50%, 04/15/31	177,000	219,970
Valero Energy Corp.
7.50%, 04/15/32	118,000	151,394
6.63%, 06/15/37	455,000	560,579

		31,911,342

Paper & Forest Products 0.1%
Domtar Corp., 10.75%, 06/01/17	50,000	64,776
Georgia-Pacific LLC, 8.88%, 05/15/31	250,000	374,848
International Paper Co.
5.30%, 04/01/15	206,000	223,681
9.38%, 05/15/19	665,000	906,867
6.00%, 11/15/41	250,000	296,033

		1,866,205

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Personal Products 0.1%
Colgate-Palmolive Co., 2.45%, 11/15/21	$150,000	$154,890
Procter & Gamble Co. (The)
1.80%, 11/15/15	250,000	258,433
4.85%, 12/15/15	177,000	198,404
1.45%, 08/15/16	250,000	254,738
5.80%, 08/15/34	545,000	721,661

		1,588,126

Pharmaceuticals 0.9%
AbbVie, Inc.
2.00%, 11/06/18 (c)	2,300,000	2,329,727
4.40%, 11/06/42 (c)	125,000	132,892
AstraZeneca PLC
5.40%, 06/01/14	295,000	315,240
5.90%, 09/15/17	400,000	486,010
6.45%, 09/15/37	200,000	270,868
4.00%, 09/18/42	500,000	505,728
Bristol-Myers Squibb Co.
2.00%, 08/01/22	700,000	677,567
3.25%, 08/01/42	250,000	228,859
Eli Lilly & Co.
4.20%, 03/06/14	1,000,000	1,043,276
7.13%, 06/01/25	118,000	167,129
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	500,000	507,269
2.85%, 05/08/22	750,000	778,989
GlaxoSmithKline Capital, Inc., 5.38%, 04/15/34	201,000	244,450
Johnson & Johnson
1.20%, 05/15/14	600,000	607,087
2.95%, 09/01/20	200,000	216,299
4.95%, 05/15/33	663,000	804,983
Merck & Co., Inc.
4.75%, 03/01/15	354,000	385,887
6.40%, 03/01/28	74,000	102,440
5.95%, 12/01/28	162,000	211,173
3.60%, 09/15/42	500,000	493,324
Novartis Capital Corp., 4.13%, 02/10/14	1,000,000	1,040,027
Novartis Securities Investment Ltd., 5.13%, 02/10/19	470,000	561,732
Pfizer, Inc.
4.65%, 03/01/18	265,000	307,504
7.20%, 03/15/39	525,000	804,914
Pharmacia Corp., 6.60%, 12/01/28	177,000	236,927
Sanofi, 2.63%, 03/29/16	500,000	526,262
Schering-Plough Corp., 5.30%, 12/01/13	1,400,000	1,463,626

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Teva Pharmaceutical Finance Co. BV, Series 2, 3.65%, 11/10/21	$69,000	$73,846
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	142,000	185,848
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	181,000	193,712
Watson Pharmaceuticals, Inc.
1.88%, 10/01/17	500,000	506,574
3.25%, 10/01/22	200,000	204,170
Wyeth LLC
5.50%, 02/15/16	634,000	724,143
6.50%, 02/01/34	206,000	281,609

		17,620,091

Real Estate Investment Trusts (REITs) 0.5%
American Tower REIT, Inc., 5.05%, 09/01/20	500,000	560,725
Boston Properties LP
5.00%, 06/01/15	590,000	644,539
5.63%, 11/15/20	465,000	550,093
Camden Property Trust, 5.00%, 06/15/15	147,000	159,900
CommonWealth REIT, 5.75%, 02/15/14	177,000	182,298
Digital Realty Trust LP, 5.25%, 03/15/21	250,000	276,694
ERP Operating LP
5.25%, 09/15/14	472,000	507,029
5.38%, 08/01/16	295,000	335,822
HCP, Inc.
6.00%, 01/30/17	472,000	542,210
2.63%, 02/01/20	500,000	498,048
5.38%, 02/`01/21	200,000	227,751
Health Care REIT, Inc.
4.13%, 04/01/19	600,000	645,456
5.25%, 01/15/22	400,000	445,419
Hospitality Properties Trust, 5.00%, 08/15/22	350,000	370,304
Kilroy Realty LP, 4.80%, 07/15/18	300,000	334,203
ProLogis LP, 6.63%, 05/15/18	600,000	724,695
Realty Income Corp., 3.25%, 10/15/22	350,000	342,620
Simon Property Group LP
5.10%, 06/15/15	531,000	584,905
6.10%, 05/01/16	413,000	476,418
2.80%, 01/30/17	500,000	527,593
5.65%, 02/01/20	250,000	300,004
3.38%, 03/15/22 (b)	500,000	528,059

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
UDR, Inc., 4.25%, 06/01/18	$100,000	$108,984
Ventas Realty LP/Ventas Capital Corp.
4.00%, 04/30/19	500,000	537,471
4.75%, 06/01/21	150,000	164,037

		10,575,277

Road & Rail 0.4%
Burlington Northern Santa Fe LLC
3.05%, 09/01/22	350,000	361,710
7.95%, 08/15/30	206,000	289,485
5.05%, 03/01/41	500,000	567,616
Canadian Pacific Railway Ltd., 4.50%, 01/15/22	350,000	388,753
CSX Corp.
7.38%, 02/01/19	400,000	508,635
3.70%, 10/30/20	300,000	324,414
5.50%, 04/15/41	150,000	179,728
4.10%, 03/15/44	250,000	246,785
FedEx Corp., 3.88%, 08/01/42	50,000	48,886
Norfolk Southern Corp.
5.90%, 06/15/19	400,000	487,570
3.25%, 12/01/21	1,000,000	1,046,484
3.00%, 04/01/22	500,000	512,872
5.59%, 05/17/25	84,000	103,157
Union Pacific Corp.
5.13%, 02/15/14	600,000	630,091
6.25%, 05/01/34	236,000	308,703
United Parcel Service of America, Inc.
8.38%, 04/01/20	118,000	161,825
8.38%, 04/01/30 (d)	177,000	266,754
United Parcel Service, Inc.
3.13%, 01/15/21	500,000	537,855
6.20%, 01/15/38	295,000	395,676

		7,366,999

Semiconductors & Semiconductor Equipment 0.1%
Applied Materials, Inc., 4.30%, 06/15/21	400,000	446,588
Broadcom Corp., 2.70%, 11/01/18	100,000	107,157
Intel Corp., 4.80%, 10/01/41	600,000	660,364
Texas Instruments, Inc., 1.38%, 05/15/14	250,000	253,315

		1,467,424

Corporate Bonds (continued)

	Principal Amount	Market Value

Software 0.2%
Microsoft Corp.
2.95%, 06/01/14	$420,000	$435,472
2.50%, 02/08/16	250,000	263,164
3.00%, 10/01/20	500,000	539,576
4.50%, 10/01/40	300,000	333,379
Oracle Corp.
3.75%, 07/08/14	1,210,000	1,270,345
5.25%, 01/15/16	72,000	81,476
1.20%, 10/15/17	350,000	351,039
5.00%, 07/08/19	200,000	240,178
2.50%, 10/15/22	500,000	504,505
5.38%, 07/15/40	600,000	748,096

		4,767,230

Sovereign 0.1%
Export Development Canada, 1.50%, 05/15/14	600,000	610,026
Japan Finance Corp.
Series DTC, 2.88%, 02/02/15	300,000	315,117
Series DTC, 2.50%, 01/21/16	500,000	527,022
2.50%, 05/18/16	200,000	211,857
2.25%, 07/13/16	225,000	236,841

		1,900,863

Specialty Retail 0.2%
AutoZone, Inc., 4.00%, 11/15/20	500,000	542,234
Gap, Inc. (The), 5.95%, 04/12/21	150,000	171,605
Home Depot, Inc. (The)
5.40%, 03/01/16	590,000	674,025
5.88%, 12/16/36	300,000	394,261
5.95%, 04/01/41	150,000	202,541
Lowe’s Cos., Inc.
6.50%, 03/15/29	236,000	301,441
5.80%, 10/15/36	300,000	371,528
4.65%, 04/15/42	250,000	278,351

		2,935,986

Supranational 0.1%
Corp. Andina de Fomento
3.75%, 01/15/16	250,000	263,826
4.38%, 06/15/22	350,000	378,967
Svensk Exportkredit AB, 1.75%, 10/20/15	500,000	513,257

		1,156,050

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2, 4.30%, 06/01/21	125,000	139,101

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Textiles, Apparel & Luxury Goods (continued)
VF Corp., 3.50%, 09/01/21	$200,000	$211,565

		350,666

Thrifts & Mortgage Finance 0.0%†
Santander Holdings USA, Inc., 3.00%, 09/24/15	350,000	356,419

Tobacco 0.2%
Altria Group, Inc.
9.70%, 11/10/18	271,000	379,380
9.25%, 08/06/19	237,000	329,701
10.20%, 02/06/39	250,000	418,207
4.25%, 08/09/42	250,000	242,449
Lorillard Tobacco Co., 3.50%, 08/04/16	850,000	899,469
Philip Morris International, Inc.
5.65%, 05/16/18	400,000	484,955
6.38%, 05/16/38	460,000	626,390
3.88%, 08/21/42	250,000	251,355
Reynolds American, Inc., 4.75%, 11/01/42	450,000	453,995

		4,085,901

Wireless Telecommunication Services 0.2%
America Movil SAB de CV
5.75%, 01/15/15	295,000	323,756
5.00%, 03/30/20	500,000	581,736
6.38%, 03/01/35	177,000	232,957
6.13%, 03/30/40	350,000	460,476
Vodafone Group PLC
4.15%, 06/10/14	865,000	907,552
2.88%, 03/16/16	400,000	422,721
1.63%, 03/20/17	600,000	608,808
7.88%, 02/15/30	206,000	298,578

		3,836,584

Total Corporate Bonds (cost $407,330,477)		448,365,500

Municipal Bonds 1.0%
California 0.3%
Alameda County Joint Powers Authority, Revenue Bonds, Series A, 7.05%, 12/01/44	100,000	126,706
Bay Area Toll Authority
Series S1, 6.79%, 04/01/30	250,000	317,755
Series F-2, 6.26%, 04/01/49	250,000	346,220

Municipal Bonds (continued)

	Principal Amount	Market Value

California (continued)
Los Angeles Community College District, Series E, 6.75%, 08/01/49	$300,000	$423,312
Los Angeles Department of Water & Power, Series D, 6.57%, 07/01/45	500,000	700,515
Los Angeles Unified School District, 6.76%, 07/01/34	420,000	560,612
San Diego County Water Authority, Revenue Bonds, Series B, 6.14%, 05/01/49	100,000	133,097
Santa Clara Valley Transportation Authority, Series A, 5.88%, 04/01/32	200,000	244,552
State of California
5.25%, 04/01/14	500,000	527,110
5.45%, 04/01/15	300,000	329,514
7.55%, 04/01/39	1,410,000	2,032,938
University of California, Series F, 5.95%, 05/15/45	500,000	617,860

		6,360,191

Connecticut 0.1%
State of Connecticut, Series A, 5.85%, 03/15/32	500,000	634,440

Georgia 0.1%
Municipal Electric Authority of Georgia, Series A, 6.66%, 04/01/57	1,000,000	1,187,440

Illinois 0.1%
Chicago Transit Authority, Series A, 6.90%, 12/01/40	500,000	606,830
State of Illinois
5.88%, 03/01/19	200,000	230,226
4.95%, 06/01/23	160,000	169,400
5.10%, 06/01/33	1,445,000	1,429,336

		2,435,792

Massachusetts 0.0%†
Commonwealth of Massachusetts, Series E, 4.20%, 12/01/21	500,000	569,740

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

New Jersey 0.1%
New Jersey Economic Development Authority
Series B, 0.00%, 02/15/20	$650,000	$510,022
Series A, 7.43%, 02/15/29	125,000	159,955
New Jersey State Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/40	790,000	1,165,993
Rutgers-State University of New Jersey, Series H, 5.67%, 05/01/40	250,000	313,808

		2,149,778

New York 0.2%
City of New York, Series G, 5.97%, 03/01/36	250,000	322,535
Metropolitan Transportation Authority, Series C, 7.34%, 11/15/39	760,000	1,114,091
New York City Municipal Water Finance Authority, Series AA, 5.44%, 06/15/43	250,000	313,310
New York City Transitional Finance Authority, Series B, 5.57%, 11/01/38	500,000	623,145
New York State Urban Development Corp., Series C, 5.84%, 03/15/40	450,000	565,434
Port Authority of New York & New Jersey, 6.04%, 12/01/29	620,000	783,389

		3,721,904

Ohio 0.0%†
Northeast Regional Sewer District, 6.04%, 11/15/40	300,000	346,566

Pennsylvania 0.0%†
Commonwealth of Pennsylvania, Series B, 5.85%, 07/15/30	500,000	603,145

Municipal Bonds (continued)

	Principal Amount	Market Value

Puerto Rico 0.0%†
Government Development Bank for Puerto Rico, Series B, 3.67%, 05/01/14	$300,000	$298,989

South Carolina 0.0%†
South Carolina State Public Service Authority, Revenue Bonds, Series C, 6.45%, 01/01/50	100,000	134,600

Texas 0.1%
Dallas Area Rapid Transit, Series B, 6.00%, 12/01/44	500,000	677,400
State of Texas, Series A, 4.63%, 04/01/33	350,000	403,784
Texas Transportation Commission, Series B, 5.18%, 04/01/30	150,000	183,488
University of Texas System, Series C, 4.79%, 08/15/46	200,000	236,998

		1,501,670

Total Municipal Bonds (cost $16,544,938)		19,944,255

Sovereign Bonds 2.6%
BRAZIL 0.2%
Brazilian Government International Bond
10.50%, 07/14/14	700,000	801,150
4.88%, 01/22/21 (b)	500,000	602,500
7.13%, 01/20/37	2,105,000	3,220,650

		4,624,300

CANADA 0.4%
Canada Government International Bond, 2.38%, 09/10/14	320,000	331,357
Province of Nova Scotia Canada, 5.13%, 01/26/17	885,000	1,033,503
Province of Ontario Canada
4.10%, 06/16/14	2,470,000	2,603,323
4.50%, 02/03/15	667,000	722,094
4.75%, 01/19/16	295,000	331,020
2.30%, 05/10/16	500,000	526,000
3.00%, 07/16/18	250,000	272,525

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

CANADA (continued)
Province of Quebec Canada
4.60%, 05/26/15	$354,000	$388,550
3.50%, 07/29/20	400,000	444,280
7.50%, 09/15/29	578,000	878,451

		7,531,103

COLOMBIA 0.1%
Colombia Government International Bond
7.38%, 03/18/19	900,000	1,183,050
4.38%, 07/12/21	1,150,000	1,324,225
7.38%, 09/18/37	225,000	349,425

		2,856,700

ITALY 0.1%
Italian Republic
4.50%, 01/21/15	938,000	980,407
4.75%, 01/25/16	413,000	432,659
6.88%, 09/27/23	251,000	291,500
5.38%, 06/15/33 (b)	541,000	544,422

		2,248,988

MEXICO 0.3%
Mexico Government International Bond
5.63%, 01/15/17	800,000	928,000
5.13%, 01/15/20	1,000,000	1,195,000
3.63%, 03/15/22	900,000	984,375
6.75%, 09/27/34	1,246,000	1,794,240
4.75%, 03/08/44	400,000	452,000
5.75%, 10/12/10	200,000	240,500

		5,594,115

PANAMA 0.1%
Panama Government International Bond, 5.20%, 01/30/20	1,000,000	1,194,500

PERU 0.1%
Peru Government International Bond, 7.13%, 03/30/19	1,840,000	2,408,560

POLAND 0.1%
Poland Government International Bond
5.00%, 10/19/15 (b)	224,000	249,200
6.38%, 07/15/19	750,000	935,040
5.13%, 04/21/21	200,000	237,200
5.00%, 03/23/22	300,000	354,300

		1,775,740

Sovereign Bonds (continued)

	Principal Amount	Market Value

SOUTH AFRICA 0.1%
South Africa Government International Bond
6.50%, 06/02/14	$206,000	$221,450
4.67%, 01/17/24 (b)	500,000	565,000
6.25%, 03/08/41	200,000	265,000

		1,051,450

SOUTH KOREA 0.0%†
Republic of Korea, 5.63%, 11/03/25	300,000	396,699

SUPRANATIONAL 1.1%
African Development Bank, 2.50%, 03/15/16	500,000	530,900
Asian Development Bank, 2.63%, 02/09/15	3,710,000	3,882,886
Council Of Europe Development Bank
1.50%, 01/15/15	200,000	204,140
1.50%, 06/19/17	500,000	510,950
European Bank for Reconstruction & Development, 2.50%, 03/15/16	500,000	527,770
European Investment Bank
3.00%, 04/08/14	1,260,000	1,300,937
4.63%, 05/15/14	895,000	945,925
3.13%, 06/04/14	450,000	467,082
1.13%, 08/15/14	600,000	606,607
1.13%, 04/15/15	750,000	762,673
4.63%, 10/20/15	2,325,000	2,582,843
2.50%, 05/16/16 (b)	900,000	953,661
5.13%, 09/13/16	350,000	405,300
1.25%, 10/14/16 (b)	750,000	764,025
5.13%, 05/30/17	325,000	383,988
4.00%, 02/16/21 (b)	500,000	581,215
Inter-American Development Bank
3.00%, 04/22/14	275,000	284,950
2.25%, 07/15/15	750,000	785,685
5.13%, 09/13/16	235,000	273,593
1.75%, 08/24/18	300,000	311,909
International Bank for Reconstruction & Development
1.13%, 08/25/14	1,600,000	1,622,605
1.00%, 09/15/16	500,000	507,718
7.63%, 01/19/23	973,000	1,457,019
International Finance Corp.
2.25%, 04/11/16	300,000	317,272
1.13%, 11/23/16	1,025,000	1,042,472

		22,014,125

Total Sovereign Bonds (cost $47,022,704)		51,696,280

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies 29.6%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool
Pool# M81009
4.50%, 02/01/13	$6,872	$7,014
Pool# E69050
6.00%, 02/01/13	690	697
Pool# E72896
7.00%, 10/01/13	1,481	1,503
Pool# G11612
Pool# E00677
6.00%, 06/01/14	9,320	9,797
Pool# E00802
7.50%, 02/01/15	8,044	8,451
Pool# G11001
6.50%, 03/01/15	3,557	3,683
Pool# G11003
7.50%, 04/01/15	384	403
Pool# G11164
7.00%, 05/01/15	1,296	1,348
Pool# E81396
7.00%, 10/01/15	250	265
Pool# E81394
7.50%, 10/01/15	3,169	3,336
Pool# E84097
6.50%, 12/01/15	1,693	1,789
Pool# E00938
7.00%, 01/01/16	3,671	3,962
Pool# E82132
7.00%, 01/01/16	777	822
Pool# E82815
6.00%, 03/01/16	1,260	1,327
Pool# E83231
6.00%, 04/01/16	896	957
Pool# E83233
6.00%, 04/01/16	2,001	2,137
Pool# G11972
6.00%, 04/01/16	46,323	48,784
Pool# E00975
6.00%, 05/01/16	11,396	12,204
Pool# E83355
6.00%, 05/01/16	2,889	3,085
Pool# E83636
6.00%, 05/01/16	5,223	5,577
Pool# E83933
6.50%, 05/01/16	254	272
Pool# E00985
6.00%, 06/01/16	6,534	7,005
Pool# E00987
6.50%, 06/01/16	6,585	7,131
Pool# E84236
6.50%, 06/01/16	1,902	2,036
Pool# E00996
6.50%, 07/01/16	829	890

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E84912
6.50%, 08/01/16	$6,300	$6,742
Pool# E85117
6.50%, 08/01/16	2,283	2,443
Pool# E85387
6.00%, 09/01/16	4,365	4,661
Pool# E85800
6.50%, 10/01/16	2,141	2,292
Pool# E86183
6.00%, 11/01/16	963	1,029
Pool# E01083
7.00%, 11/01/16	2,099	2,280
Pool# G11207
7.00%, 11/01/16	4,225	4,475
Pool# E86533
6.00%, 12/01/16	2,420	2,585
Pool# E01095
6.00%, 01/01/17	3,248	3,509
Pool# E87584
6.00%, 01/01/17	2,139	2,284
Pool# E86995
6.50%, 01/01/17	5,651	6,048
Pool# E87291
6.50%, 01/01/17	11,775	12,603
Pool# E87446
6.50%, 01/01/17	1,745	1,893
Pool# E88076
6.00%, 02/01/17	4,056	4,390
Pool# E01127
6.50%, 02/01/17	5,123	5,534
Pool# E88055
6.50%, 02/01/17	22,431	24,372
Pool# E88106
6.50%, 02/01/17	8,776	9,518
Pool# E01137
6.00%, 03/01/17	4,830	5,223
Pool# E88134
6.00%, 03/01/17	959	1,038
Pool# E88474
6.00%, 03/01/17	4,147	4,488
Pool# E88768
6.00%, 03/01/17	5,643	6,026
Pool# E01138
6.50%, 03/01/17	3,290	3,557
Pool# E01139
6.00%, 04/01/17	22,928	24,845
Pool# E88729
6.00%, 04/01/17	3,980	4,307
Pool# E89149
6.00%, 04/01/17	5,014	5,426
Pool# E89151
6.00%, 04/01/17	3,693	3,997

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E89217
6.00%, 04/01/17	$4,657	$5,040
Pool# E89222
6.00%, 04/01/17	22,068	23,883
Pool# E89347
6.00%, 04/01/17	1,652	1,788
Pool# E89496
6.00%, 04/01/17	2,763	2,999
Pool# E89203
6.50%, 04/01/17	3,035	3,292
Pool# E01140
6.00%, 05/01/17	19,677	21,323
Pool# E89530
6.00%, 05/01/17	12,176	13,177
Pool# E89746
6.00%, 05/01/17	33,200	35,930
Pool# E89788
6.00%, 05/01/17	3,677	3,979
Pool# E89909
6.00%, 05/01/17	3,969	4,329
Pool# G11409
6.00%, 05/01/17	28,992	30,962
Pool# E01156
6.50%, 05/01/17	8,469	9,175
Pool# E89924
6.50%, 05/01/17	14,936	16,200
Pool# B15071
6.00%, 06/01/17	57,926	62,706
Pool# E01157
6.00%, 06/01/17	14,920	16,200
Pool# E90194
6.00%, 06/01/17	3,035	3,285
Pool# E90227
6.00%, 06/01/17	2,824	3,056
Pool# E90313
6.00%, 06/01/17	1,565	1,694
Pool# E90594
6.00%, 07/01/17	12,628	13,514
Pool# E90645
6.00%, 07/01/17	14,361	15,622
Pool# E90667
6.00%, 07/01/17	4,000	4,329
Pool# E01205
6.50%, 08/01/17	6,170	6,697
Pool# G11458
6.00%, 09/01/17	4,804	4,957
Pool# G11434
6.50%, 01/01/18	8,643	9,250
Pool# G18007
6.00%, 07/01/19	23,719	25,785
Pool# B16087
6.00%, 08/01/19	59,935	66,417

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G18062
6.00%, 06/01/20	$43,400	$47,469
Pool# J00935
5.00%, 12/01/20	34,607	37,158
Pool# J00854
5.00%, 01/01/21	240,014	258,489
Pool# J00871
5.00%, 01/01/21	91,450	98,489
Pool# G18096
5.50%, 01/01/21	23,963	26,012
Pool# J01189
5.00%, 02/01/21	18,042	19,419
Pool# J01279
5.50%, 02/01/21	27,629	29,818
Pool# J01570
5.50%, 04/01/21	26,996	29,135
Pool# J01633
5.50%, 04/01/21	104,550	112,834
Pool# J01757
5.00%, 05/01/21	90,543	97,455
Pool# J01771
5.00%, 05/01/21	24,114	25,876
Pool# J01879
5.00%, 05/01/21	17,477	18,753
Pool# J06015
5.00%, 05/01/21	74,081	79,957
Pool# G18122
5.00%, 06/01/21	58,356	62,811
Pool# G18123
5.50%, 06/01/21	66,767	72,058
Pool# J01980
6.00%, 06/01/21	57,120	63,134
Pool# J03074
5.00%, 07/01/21	42,908	46,184
Pool# J03028
5.50%, 07/01/21	29,436	31,953
Pool# G12245
6.00%, 07/01/21	35,708	39,257
Pool# G12310
5.50%, 08/01/21	19,280	20,807
Pool# G12348
6.00%, 08/01/21	57,729	63,468
Pool# G12412
5.50%, 11/01/21	27,261	29,422
Pool# G13145
5.50%, 04/01/23	1,389,275	1,499,361
Pool# C90719
5.00%, 10/01/23	1,267,992	1,364,436
Pool# J09912
4.00%, 06/01/24	2,811,617	2,973,343
Pool# C00351
8.00%, 07/01/24	1,106	1,324

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G13900
5.00%, 12/01/24	$621,254	$668,394
Pool# D60780
8.00%, 06/01/25	3,387	4,086
Pool# G30267
5.00%, 08/01/25	425,423	463,364
Pool# E02746
3.50%, 11/01/25	1,357,609	1,427,639
Pool# J13883
3.50%, 12/01/25	2,304,261	2,468,488
Pool# J14732
4.00%, 03/01/26	1,269,587	1,342,615
Pool# E02896
3.50%, 05/01/26	1,357,858	1,441,903
Pool# J18127
3.00%, 03/01/27	893,012	942,444
Pool# J18702
3.00%, 03/01/27	1,064,948	1,123,898
Pool# J19106
3.00%, 05/01/27	347,983	368,441
Pool# J20471
3.00%, 09/01/27	1,634,874	1,725,371
Pool# D82854
7.00%, 10/01/27	2,786	3,319
Pool# G14609
3.00%, 11/01/27	2,007,677	2,118,811
Pool# C00566
7.50%, 12/01/27	4,247	5,120
Pool# C00678
7.00%, 11/01/28	5,536	6,623
Pool# C18271
7.00%, 11/01/28	3,573	4,275
Pool# C00836
7.00%, 07/01/29	2,435	2,901
Pool# C31282
7.00%, 09/01/29	405	482
Pool# C31285
7.00%, 09/01/29	5,418	6,454
Pool# A18212
7.00%, 11/01/29	53,745	63,076
Pool# C32914
8.00%, 11/01/29	3,772	4,261
Pool# C37436
8.00%, 01/01/30	4,634	5,702
Pool# C36306
7.00%, 02/01/30	869	1,030
Pool# C36429
7.00%, 02/01/30	857	1,016
Pool# C00921
7.50%, 02/01/30	3,996	4,865
Pool# G01108
7.00%, 04/01/30	1,917	2,283

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C37703
7.50%, 04/01/30	$2,512	$3,059
Pool# C41561
8.00%, 08/01/30	2,539	2,753
Pool# C01051
8.00%, 09/01/30	7,786	9,620
Pool# C43550
7.00%, 10/01/30	5,399	6,398
Pool# C44017
7.50%, 10/01/30	941	1,003
Pool# C43967
8.00%, 10/01/30	45,250	51,192
Pool# C44957
8.00%, 11/01/30	5,340	6,599
Pool# C01106
7.00%, 12/01/30	33,258	39,415
Pool# C01103
7.50%, 12/01/30	2,920	3,565
Pool# C01116
7.50%, 01/01/31	3,186	3,899
Pool# C46932
7.50%, 01/01/31	2,928	3,575
Pool# C47287
7.50%, 02/01/31	4,771	5,822
Pool# C48851
7.00%, 03/01/31	2,854	3,364
Pool# G01217
7.00%, 03/01/31	28,750	34,073
Pool# C48206
7.50%, 03/01/31	2,285	2,317
Pool# C91366
4.50%, 04/01/31	467,698	511,994
Pool# C91377
4.50%, 06/01/31	265,939	292,461
Pool# C53324
7.00%, 06/01/31	4,180	4,927
Pool# C01209
8.00%, 06/01/31	1,793	2,219
Pool# C54792
7.00%, 07/01/31	23,501	27,701
Pool# C55071
7.50%, 07/01/31	809	844
Pool# G01309
7.00%, 08/01/31	5,514	6,499
Pool# C01222
7.00%, 09/01/31	4,786	5,641
Pool# G01311
7.00%, 09/01/31	39,520	46,836
Pool# G01315
7.00%, 09/01/31	1,469	1,741
Pool# C58647
7.00%, 10/01/31	1,356	1,598

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C58694
7.00%, 10/01/31	$13,020	$15,347
Pool# C60012
7.00%, 11/01/31	2,253	2,656
Pool# C61298
8.00%, 11/01/31	3,401	3,550
Pool# C61105
7.00%, 12/01/31	7,317	8,625
Pool# C01305
7.50%, 12/01/31	4,119	5,049
Pool# C62218
7.00%, 01/01/32	3,578	4,217
Pool# C63171
7.00%, 01/01/32	18,251	21,512
Pool# C64121
7.50%, 02/01/32	5,205	5,757
Pool# D99004
3.50%, 03/01/32	440,062	474,099
Pool# G30577
3.50%, 04/01/32	952,599	1,026,278
Pool# C01345
7.00%, 04/01/32	23,179	27,167
Pool# C66744
7.00%, 04/01/32	1,286	1,507
Pool# G01391
7.00%, 04/01/32	68,345	80,997
Pool# C65717
7.50%, 04/01/32	5,323	5,526
Pool# C01370
8.00%, 04/01/32	5,459	6,777
Pool# C66916
7.00%, 05/01/32	22,387	26,238
Pool# C67235
7.00%, 05/01/32	30,622	35,891
Pool# C01381
8.00%, 05/01/32	26,730	33,188
Pool# C68290
7.00%, 06/01/32	7,079	8,296
Pool# C68300
7.00%, 06/01/32	36,134	42,351
Pool# G01449
7.00%, 07/01/32	45,297	53,682
Pool# C68988
7.50%, 07/01/32	4,104	4,151
Pool# C69908
7.00%, 08/01/32	32,619	38,231
Pool# C70211
7.00%, 08/01/32	15,840	18,565
Pool# C91558
3.50%, 09/01/32	174,708	186,747
Pool# C71089
7.50%, 09/01/32	6,040	6,277

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G01536
7.00%, 03/01/33	$41,506	$48,647
Pool# A16419
6.50%, 11/01/33	27,759	31,875
Pool# A16522
6.50%, 12/01/33	170,986	196,341
Pool# A17177
6.50%, 12/01/33	14,823	16,894
Pool# C01806
7.00%, 01/01/34	36,662	42,970
Pool# A21356
6.50%, 04/01/34	89,004	101,677
Pool# C01851
6.50%, 04/01/34	95,164	108,714
Pool# A22067
6.50%, 05/01/34	150,407	171,823
Pool# A24301
6.50%, 05/01/34	122,144	139,536
Pool# A24988
6.50%, 07/01/34	41,122	46,977
Pool# G01741
6.50%, 10/01/34	54,867	63,328
Pool# G08023
6.50%, 11/01/34	96,599	110,354
Pool# A33137
6.50%, 01/01/35	34,625	39,555
Pool# A31989
6.50%, 04/01/35	28,376	32,252
Pool# G08064
6.50%, 04/01/35	74,603	84,792
Pool# G01947
7.00%, 05/01/35	55,562	65,121
Pool# G08073
5.50%, 08/01/35	682,483	740,898
Pool# A37135
5.50%, 09/01/35	1,350,483	1,466,074
Pool# A47368
5.00%, 10/01/35	812,207	896,320
Pool# A38255
5.50%, 10/01/35	831,384	902,543
Pool# A38531
5.50%, 10/01/35	1,304,053	1,415,670
Pool# G08088
6.50%, 10/01/35	406,592	462,125
Pool# A39759
5.50%, 11/01/35	69,039	74,949
Pool# A47682
6.50%, 11/01/35	68,979	78,401
Pool# A40376
5.50%, 12/01/35	68,433	74,291
Pool# A42305
5.50%, 01/01/36	183,569	198,650

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A41548
7.00%, 01/01/36	$71,546	$82,419
Pool# G08111
5.50%, 02/01/36	1,389,421	1,503,568
Pool# A48303
7.00%, 02/01/36	13,229	15,252
Pool# A43452
5.50%, 03/01/36	49,878	53,976
Pool# A43861
5.50%, 03/01/36	647,319	700,499
Pool# A43884
5.50%, 03/01/36	1,161,901	1,287,964
Pool# A43885
5.50%, 03/01/36	988,463	1,115,078
Pool# A43886
5.50%, 03/01/36	1,567,501	1,768,285
Pool# A48378
5.50%, 03/01/36	787,938	888,866
Pool# G08116
5.50%, 03/01/36	261,525	283,011
Pool# G02198
4.50%, 05/01/36	926,901	996,388
Pool# A48735
5.50%, 05/01/36	100,840	109,124
Pool# A49960
7.00%, 06/01/36	6,604	7,614
Pool# G02390
6.00%, 09/01/36	965,387	1,052,089
Pool# A53039
6.50%, 10/01/36	194,333	218,801
Pool# A53219
6.50%, 10/01/36	100,002	113,741
Pool# G05254
5.00%, 01/01/37	900,524	972,396
Pool# G04331
5.00%, 02/01/37	758,076	818,579
Pool# G05941
6.00%, 02/01/37	4,247,139	4,651,141
Pool# G03620
6.50%, 10/01/37	28,945	32,943
Pool# G03721
6.00%, 12/01/37	442,078	481,090
Pool# G03826
6.00%, 01/01/38	453,922	493,980
Pool# G03969
6.00%, 02/01/38	474,333	516,192
Pool# G04913
5.00%, 03/01/38	1,584,604	1,706,616
Pool# G05299
4.50%, 06/01/38	1,455,344	1,564,447
Pool# G04473
5.50%, 06/01/38	1,607,376	1,735,411

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G04581
6.50%, 08/01/38	$992,338	$1,129,390
Pool# A81674
6.00%, 09/01/38	2,170,739	2,362,302
Pool# A85442
5.00%, 03/01/39	1,626,068	1,749,747
Pool# G05449
4.50%, 05/01/39	4,771,886	5,120,672
Pool# G05459
5.50%, 05/01/39	11,170,383	12,081,098
Pool# A86980
4.50%, 07/01/39	2,806,359	3,020,677
Pool# G05535
4.50%, 07/01/39	3,497,743	3,753,400
Pool# A88133
4.50%, 08/01/39	4,624,350	4,962,352
Pool# A89500
4.50%, 10/01/39	458,815	492,351
Pool# A91165
5.00%, 02/01/40	14,939,352	16,601,794
Pool# A91538
4.50%, 03/01/40	3,374,219	3,633,500
Pool# G05894
4.50%, 04/01/40	3,419,032	3,668,936
Pool# A93996
4.50%, 09/01/40	3,039,459	3,273,017
Pool# A95407
4.00%, 12/01/40	1,557,084	1,663,736
Pool# A96049
4.00%, 01/01/41	4,640,675	4,958,535
Pool# A96050
4.00%, 01/01/41	4,497,361	4,805,405
Pool# A97040
4.00%, 02/01/41	2,203,303	2,354,216
Pool# G06818
4.00%, 11/01/41	482,303	515,640
Pool# G06842
4.00%, 12/01/41	277,858	297,064
Pool# Q05783
4.00%, 01/01/42	822,569	879,424
Pool# Q08977
4.00%, 06/01/42	473,518	509,441
Pool# Q11087
4.00%, 09/01/42	632,832	683,890
Pool# Q12051
3.50%, 10/01/42	3,972,667	4,236,486
Pool# C09020
3.50%, 11/01/42	4,984,540	5,315,557
Federal Home Loan Mortgage Corp. Gold Pool TBA
2.50%, 01/15/27	5,000,000	5,217,969
3.00%, 01/15/27	2,500,000	2,625,000

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool TBA (continued)
4.00%, 01/15/27	$3,000,000	$3,170,625
4.50%, 01/15/27	4,200,000	4,466,109
3.00%, 01/15/42	7,000,000	7,318,282
3.50%, 01/15/42	6,100,000	6,486,492
4.00%, 01/15/42	2,900,000	3,095,750
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 1B8478
3.34%, 07/01/41 (a)	1,176,890	1,242,114
Pool# 2B0108
2.66%, 01/01/42 (a)	412,629	432,898
Federal National Mortgage Association Pool
Pool# 822023
5.50%, 07/01/20	9,545	10,341
Pool# 826869
5.50%, 08/01/20	322,258	349,128
Pool# 835228
5.50%, 08/01/20	6,912	7,559
Pool# 825811
5.50%, 09/01/20	7,189	7,862
Pool# 832837
5.50%, 09/01/20	283,600	307,247
Pool# 839585
5.50%, 09/01/20	33,106	35,866
Pool# 811505
5.50%, 10/01/20	15,623	17,085
Pool# 829704
5.50%, 10/01/20	16,107	17,449
Pool# 838565
5.50%, 10/01/20	286,978	313,821
Pool# 838566
5.50%, 10/01/20	11,334	12,279
Pool# 840102
5.50%, 10/01/20	192,947	210,994
Pool# 841947
5.50%, 10/01/20	13,589	14,722
Pool# 843102
5.50%, 10/01/20	7,671	8,389
Pool# 839100
5.50%, 11/01/20	7,115	7,708
Pool# 840808
5.50%, 11/01/20	1,635	1,771
Pool# 847832
5.50%, 11/01/20	15,774	17,089
Pool# 847920
5.50%, 11/01/20	270,195	292,724
Pool# 830670
5.50%, 12/01/20	14,788	16,171
Pool# 866142
5.50%, 01/01/21	29,099	31,525

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 788210
5.50%, 02/01/21	$29,759	$32,045
Pool# 837194
5.50%, 02/01/21	3,940	4,268
Pool# 867183
5.50%, 02/01/21	33,198	35,966
Pool# 811558
5.50%, 03/01/21	250,296	270,916
Pool# 870296
5.50%, 03/01/21	3,725	4,036
Pool# 878120
5.50%, 04/01/21	13,129	14,357
Pool# 878121
5.50%, 04/01/21	16,300	17,659
Pool# 811559
5.50%, 05/01/21	68,678	74,405
Pool# 879115
5.50%, 05/01/21	31,902	34,562
Pool# 883922
5.50%, 05/01/21	90,086	97,598
Pool# 885440
5.50%, 05/01/21	5,769	6,297
Pool# 845489
5.50%, 06/01/21	2,989	3,238
Pool# 880950
5.50%, 07/01/21	113,447	122,907
Pool# 870092
5.50%, 08/01/21	4,472	4,845
Pool# 896599
5.50%, 08/01/21	2,224	2,409
Pool# 896605
5.50%, 08/01/21	776	841
Pool# 903350
5.00%, 10/01/21	15,470	16,812
Pool# 894126
5.50%, 10/01/21	2,449	2,653
Pool# 902789
5.50%, 11/01/21	168,527	182,579
Pool# 901509
5.00%, 12/01/21	16,730	18,182
Pool# 906708
5.00%, 12/01/21	164,735	179,024
Pool# 905586
5.50%, 12/01/21	161,981	175,487
Pool# 906205
5.50%, 01/01/22	6,292	6,817
Pool# 906317
5.50%, 01/01/22	8,681	9,389
Pool# 928106
5.50%, 02/01/22	190,056	205,546
Pool# 913889
5.50%, 03/01/22	57,736	62,261

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 914385
5.50%, 03/01/22	$4,851	$5,246
Pool# 913323
5.50%, 04/01/22	9,640	10,443
Pool# 913331
5.50%, 05/01/22	9,730	10,523
Pool# 899438
5.50%, 06/01/22	117,616	127,422
Pool# 939673
5.50%, 06/01/22	32,181	34,803
Pool# 928711
6.00%, 09/01/22	390,438	430,952
Pool# AA2549
4.00%, 04/01/24	1,058,631	1,134,246
Pool# 934863
4.00%, 06/01/24	2,119,123	2,270,486
Pool# AC1374
4.00%, 08/01/24	776,449	850,591
Pool# AC1529
4.50%, 09/01/24	2,542,354	2,735,865
Pool# AD0244
4.50%, 10/01/24	313,736	337,616
Pool# AD4089
4.50%, 05/01/25	2,221,326	2,396,996
Pool# 890216
4.50%, 07/01/25	603,362	651,078
Pool# AB1609
4.00%, 10/01/25	1,209,176	1,295,167
Pool# AH1361
3.50%, 12/01/25	786,280	846,618
Pool# AH1518
3.50%, 12/01/25	594,119	630,614
Pool# AH2717
3.50%, 01/01/26	1,147,712	1,218,213
Pool# AH5616
3.50%, 02/01/26	2,795,471	2,967,188
Pool# AL0298
4.00%, 05/01/26	1,978,233	2,160,952
Pool# AJ4093
3.50%, 10/01/26	2,246,606	2,384,608
Pool# AB4277
3.00%, 01/01/27	2,518,477	2,660,221
Pool# AP4640
3.00%, 09/01/27	253,083	269,937
Pool# AP7855
3.00%, 09/01/27	2,620,403	2,794,905
Pool# AQ3758
3.00%, 11/01/27	336,466	358,872
Pool# AQ4532
3.00%, 11/01/27	367,071	391,516
Pool# AQ7406
3.00%, 11/01/27	245,143	261,469

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AQ2884
3.00%, 12/01/27	$260,667	$278,025
Pool# 930998
4.50%, 04/01/29	449,785	487,287
Pool# AH1515
4.00%, 12/01/30	1,760,077	1,894,717
Pool# AD0716
6.50%, 12/01/30	5,715,739	6,531,375
Pool# AB2121
4.00%, 01/01/31	286,341	308,246
Pool# MA0641
4.00%, 02/01/31	1,439,031	1,549,112
Pool# 560868
7.50%, 02/01/31	875	904
Pool# 607212
7.50%, 10/01/31	40,477	49,383
Pool# MA0895
3.50%, 11/01/31	1,480,706	1,583,144
Pool# 607632
6.50%, 11/01/31	263	311
Pool# MA1029
3.50%, 04/01/32	907,062	969,814
Pool# 545556
7.00%, 04/01/32	18,704	21,806
Pool# AO2565
3.50%, 05/01/32	300,148	321,546
Pool# 545605
7.00%, 05/01/32	23,788	27,910
Pool# AO5103
3.50%, 06/01/32	650,982	697,392
Pool# MA1107
3.50%, 07/01/32	118,157	126,331
Pool# 651361
7.00%, 07/01/32	15,140	18,069
Pool# AP1990
3.50%, 08/01/32	402,491	431,594
Pool# AP1997
3.50%, 08/01/32	152,038	163,744
Pool# MA1166
3.50%, 09/01/32	694,151	742,174
Pool# 661664
7.50%, 09/01/32	19,959	20,671
Pool# 689741
5.50%, 02/01/33	70,441	77,417
Pool# 656559
6.50%, 02/01/33	144,841	163,983
Pool# 555346
5.50%, 04/01/33	270,119	304,044
Pool# 713560
5.50%, 04/01/33	28,029	30,805
Pool# 694846
6.50%, 04/01/33	26,849	31,802

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 701261
7.00%, 04/01/33	$1,970	$2,347
Pool# 555421
5.00%, 05/01/33	7,661,999	8,347,734
Pool# 555684
5.50%, 07/01/33	64,071	70,416
Pool# 720087
5.50%, 07/01/33	1,318,210	1,440,513
Pool# 728721
5.50%, 07/01/33	180,278	198,131
Pool# 743235
5.50%, 10/01/33	119,586	132,288
Pool# 750229
6.50%, 10/01/33	96,128	109,072
Pool# 755872
5.50%, 12/01/33	1,167,121	1,282,701
Pool# 725221
5.50%, 01/01/34	32,067	35,243
Pool# 725223
5.50%, 03/01/34	3,440	3,781
Pool# 725228
6.00%, 03/01/34	2,662,204	2,957,496
Pool# 725425
5.50%, 04/01/34	2,048,827	2,254,732
Pool# 725423
5.50%, 05/01/34	173,024	190,159
Pool# 725594
5.50%, 07/01/34	774,854	847,713
Pool# 788027
6.50%, 09/01/34	88,636	105,076
Pool# 807310
7.00%, 11/01/34	13,579	16,155
Pool# 735141
5.50%, 01/01/35	2,543,347	2,782,496
Pool# 889852
5.50%, 05/01/35	63,775	70,090
Pool# 995203
5.00%, 07/01/35	6,276,426	6,851,032
Pool# 256023
6.00%, 12/01/35	2,070,826	2,281,723
Pool# 745418
5.50%, 04/01/36	492,209	537,876
Pool# 745516
5.50%, 05/01/36	286,823	313,434
Pool# 889745
5.50%, 06/01/36	32,724	35,964
Pool# 888635
5.50%, 09/01/36	831,635	913,991
Pool# 995065
5.50%, 09/01/36	1,451,508	1,582,095
Pool# 907252
7.00%, 12/01/36	90,628	107,748

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 923834
7.00%, 04/01/37	$186,538	$222,023
Pool# 995024
5.50%, 08/01/37	553,851	605,930
Pool# 925172
7.00%, 08/01/37	20,892	24,866
Pool# 995050
6.00%, 09/01/37	6,458,551	7,070,890
Pool# 947831
7.00%, 10/01/37	241,435	287,364
Pool# 955194
7.00%, 11/01/37	528,705	629,281
Pool# 928940
7.00%, 12/01/37	193,878	230,760
Pool# 257137
7.00%, 03/01/38	9,854	11,022
Pool# 974965
5.00%, 04/01/38	5,962,588	6,458,963
Pool# 257409
7.00%, 10/01/38	274,126	326,603
Pool# 990810
7.00%, 10/01/38	480,957	573,028
Pool# 190396
4.50%, 06/01/39	5,039,696	5,445,717
Pool# AA9611
4.00%, 07/01/39	3,507,809	3,762,988
Pool# AA9809
4.50%, 07/01/39	6,900,009	7,455,905
Pool# AC0397
4.50%, 07/01/39	1,477,573	1,596,613
Pool# 994002
4.00%, 08/01/39	4,412,653	4,819,152
Pool# AC1454
4.00%, 08/01/39	4,347,685	4,663,963
Pool# AC1921
4.00%, 09/01/39	2,127,537	2,282,307
Pool# AC2651
4.00%, 10/01/39	1,469,343	1,576,232
Pool# AC7249
4.00%, 11/01/39	2,106,210	2,259,429
Pool# AC9895
3.26%, 04/01/40 (a)	4,378,494	4,613,105
Pool# AC9890
3.29%, 04/01/40 (a)	7,076,713	7,455,718
Pool# AD2888
4.50%, 04/01/40	2,473,482	2,680,487
Pool# AD7992
4.50%, 07/01/40	2,198,468	2,382,456
Pool# AB1388
4.50%, 08/01/40	3,004,120	3,255,533
Pool# AD9153
4.50%, 08/01/40	3,575,050	3,874,244

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AD8536
5.00%, 08/01/40	$1,720,536	$1,898,257
Pool# AB1500
4.00%, 09/01/40	672,889	722,049
Pool# AB1735
3.50%, 11/01/40	37,887	40,733
Pool# 932888
3.50%, 01/01/41	554,539	603,820
Pool# 932891
3.50%, 01/01/41	92,111	100,009
Pool# AB2066
Pool# AB2067
3.50%, 01/01/41	1,033,927	1,115,473
Pool# AB2068
3.50%, 01/01/41	594,828	639,511
Pool# AE6392
4.00%, 02/01/41	1,439,947	1,545,598
Pool# AL0390
5.00%, 05/01/41	3,157,204	3,481,206
Pool# AB3314
4.50%, 07/01/41	6,389,881	6,936,628
Pool# AJ1249
3.31%, 09/01/41 (a)	1,655,136	1,746,209
Pool# AI9851
4.50%, 09/01/41	204,037	224,046
Pool# AL0761
5.00%, 09/01/41	834,572	920,218
Pool# AJ5431
4.50%, 10/01/41	285,094	313,051
Pool# AJ5916
4.00%, 11/01/41	4,552,865	4,886,914
Pool# AJ4861
4.00%, 12/01/41	595,313	638,991
Pool# AJ7689
4.00%, 12/01/41	5,427,973	5,826,230
Pool# AK0714
2.47%, 02/01/42 (a)	403,780	421,102
Pool# AK5132
3.50%, 03/01/42	5,231,253	5,593,161
Pool# AK6984
4.00%, 03/01/42	297,113	322,441
Pool# AO0186
4.50%, 04/01/42	410,560	450,821
Pool# AB5185
3.50%, 05/01/42	1,423,047	1,519,693
Pool# AO3575
4.50%, 05/01/42	97,441	106,996
Pool# AO4647
3.50%, 06/01/42	2,440,779	2,621,078
Pool# AB5302
4.50%, 06/01/42	257,293	282,524

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AO8036
4.50%, 07/01/42	$3,017,970	$3,313,926
Pool# AO9697
4.50%, 07/01/42	153,948	167,698
Pool# AP1919
4.50%, 07/01/42	352,352	386,905
Pool# AB6017
3.50%, 08/01/42	2,864,382	3,062,546
Pool# AP2092
4.50%, 08/01/42	161,600	177,447
Pool# AP6579
3.50%, 09/01/42	2,099,888	2,245,163
Pool# AB6524
3.50%, 10/01/42	3,900,440	4,170,281
Pool# AB7074
3.00%, 11/01/42	1,996,093	2,093,653
Pool# AB6786
3.50%, 11/01/42	3,468,169	3,708,104
Pool# AQ1569
3.50%, 11/01/42	1,494,492	1,597,884
Pool# AQ2432
3.00%, 12/01/42	998,330	1,047,124
Federal National Mortgage Association Pool TBA
2.50%, 01/25/27	10,000,000	10,456,250
3.00%, 01/25/27	8,000,000	8,443,751
3.50%, 01/25/27	1,000,000	1,060,781
4.00%, 01/25/27	2,000,000	2,141,562
4.50%, 01/25/27	1,600,000	1,721,000
5.00%, 01/25/27	2,900,000	3,138,797
3.00%, 01/25/42	11,000,000	11,525,938
3.50%, 01/25/42	6,100,000	6,503,410
4.00%, 01/25/42	5,000,000	5,359,375
Government National Mortgage Association I Pool
Pool# 279461
9.00%, 11/15/19	992	1,133
Pool# 376510
7.00%, 05/15/24	3,712	4,357
Pool# 457801
7.00%, 08/15/28	6,309	7,548
Pool# 486936
6.50%, 02/15/29	4,318	5,092
Pool# 502969
6.00%, 03/15/29	13,550	15,224
Pool# 487053
7.00%, 03/15/29	5,040	6,025
Pool# 781014
6.00%, 04/15/29	10,877	12,213
Pool# 509099
7.00%, 06/15/29	4,383	5,265

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 470643
7.00%, 07/15/29	$17,317	$20,704
Pool# 434505
7.50%, 08/15/29	218	263
Pool# 416538
7.00%, 10/15/29	945	1,127
Pool# 524269
8.00%, 11/15/29	9,312	9,551
Pool# 781124
7.00%, 12/15/29	26,411	31,810
Pool# 507396
7.50%, 09/15/30	94,403	110,003
Pool# 531352
7.50%, 09/15/30	9,187	11,249
Pool# 536334
7.50%, 10/15/30	237	247
Pool# 540659
7.00%, 01/15/31	1,080	1,279
Pool# 486019
7.50%, 01/15/31	2,376	2,781
Pool# 535388
7.50%, 01/15/31	2,476	2,748
Pool# 537406
7.50%, 02/15/31	1,160	1,259
Pool# 528589
6.50%, 03/15/31	72,457	84,873
Pool# 508473
7.50%, 04/15/31	13,464	16,308
Pool# 544470
8.00%, 04/15/31	4,005	4,105
Pool# 781287
7.00%, 05/15/31	13,335	16,011
Pool# 549742
7.00%, 07/15/31	6,176	7,361
Pool# 781319
7.00%, 07/15/31	4,180	4,976
Pool# 485879
7.00%, 08/15/31	15,260	18,189
Pool# 572554
6.50%, 09/15/31	150,679	178,631
Pool# 555125
7.00%, 09/15/31	965	973
Pool# 781328
7.00%, 09/15/31	12,800	15,360
Pool# 550991
6.50%, 10/15/31	2,878	3,312
Pool# 571267
7.00%, 10/15/31	1,463	1,743
Pool# 574837
7.50%, 11/15/31	3,003	3,127
Pool# 555171
6.50%, 12/15/31	1,668	1,977

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 781380
7.50%, 12/15/31	$3,921	$4,850
Pool# 781481
7.50%, 01/15/32	19,578	23,854
Pool# 580972
6.50%, 02/15/32	3,376	3,954
Pool# 781401
7.50%, 02/15/32	10,203	12,481
Pool# 781916
6.50%, 03/15/32	226,049	258,329
Pool# 552474
7.00%, 03/15/32	10,545	12,542
Pool# 781478
7.50%, 03/15/32	6,958	8,606
Pool# 781429
8.00%, 03/15/32	11,358	14,055
Pool# 781431
7.00%, 04/15/32	47,051	55,861
Pool# 568715
7.00%, 05/15/32	52,131	62,005
Pool# 552616
7.00%, 06/15/32	59,953	71,015
Pool# 570022
7.00%, 07/15/32	59,479	70,744
Pool# 583645
8.00%, 07/15/32	7,192	7,948
Pool# 595077
6.00%, 10/15/32	24,028	27,094
Pool# 596657
7.00%, 10/15/32	6,068	7,218
Pool# 552903
6.50%, 11/15/32	258,681	303,894
Pool# 552952
6.00%, 12/15/32	30,459	34,345
Pool# 588192
6.00%, 02/15/33	13,502	15,449
Pool# 602102
6.00%, 02/15/33	30,244	34,027
Pool# 553144
5.50%, 04/15/33	121,285	134,006
Pool# 604243
6.00%, 04/15/33	58,110	65,379
Pool# 611526
6.00%, 05/15/33	27,355	30,777
Pool# 553320
6.00%, 06/15/33	72,389	82,568
Pool# 572733
6.00%, 07/15/33	11,055	12,438
Pool# 573916
6.00%, 11/15/33	60,783	68,387
Pool# 604788
6.50%, 11/15/33	209,874	246,558

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 604875
6.00%, 12/15/33	$121,805	$137,041
Pool# 781688
6.00%, 12/15/33	131,796	153,991
Pool# 781690
6.00%, 12/15/33	54,642	62,570
Pool# 781699
7.00%, 12/15/33	21,061	25,005
Pool# 621856
6.00%, 01/15/34	55,882	62,646
Pool# 564799
6.00%, 03/15/34	310,322	349,916
Pool# 630038
6.50%, 08/15/34	107,097	126,084
Pool# 781804
6.00%, 09/15/34	163,229	187,022
Pool# 781847
6.00%, 12/15/34	147,658	166,375
Pool# 486921
5.50%, 02/15/35	48,354	53,304
Pool# 781902
6.00%, 02/15/35	137,533	157,498
Pool# 781933
6.00%, 06/15/35	21,989	25,184
Pool# 649454
5.50%, 09/15/35	651,397	718,091
Pool# 649510
5.50%, 10/15/35	1,196,831	1,327,886
Pool# 649513
5.50%, 10/15/35	1,653,102	1,822,357
Pool# 652207
5.50%, 03/15/36	752,204	825,458
Pool# 652539
5.00%, 05/15/36	88,635	96,921
Pool# 655519
5.00%, 05/15/36	95,542	104,316
Pool# 606308
5.50%, 05/15/36	160,646	176,291
Pool# 606314
5.50%, 05/15/36	59,970	65,811
Pool# 657912
6.50%, 08/15/36	29,077	34,133
Pool# 697957
4.50%, 03/15/39	9,072,646	9,974,627
Pool# 704630
5.50%, 07/15/39	248,916	273,157
Pool# 722292
5.00%, 09/15/39	5,515,124	6,037,572
Pool# 782803
6.00%, 11/15/39	3,823,589	4,268,435
Pool# 733312
4.00%, 09/15/40	231,185	257,965

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 742235
4.00%, 12/15/40	$713,546	$787,952
Pool# 690662
4.00%, 01/15/41	143,034	159,603
Pool# 719486
4.00%, 01/15/41	106,951	119,340
Pool# 742244
4.00%, 01/15/41	566,559	632,188
Pool# 753826
4.00%, 01/15/41	167,903	186,828
Pool# 755958
4.00%, 01/15/41	566,389	631,998
Pool# 755959
4.00%, 01/15/41	423,373	473,209
Pool# 759075
4.00%, 01/15/41	434,413	485,549
Pool# 757555
4.00%, 02/15/41	73,032	81,628
Pool# 757557
4.00%, 02/15/41	111,759	124,705
Pool# 759207
4.00%, 02/15/41	830,920	928,730
Pool# 738107
4.00%, 03/15/41	1,713,090	1,902,966
Pool# 779718
4.00%, 11/15/41	218,960	240,356
Pool# 552649
4.00%, 12/15/41	552,178	606,133
Pool# 778869
4.00%, 02/15/42	928,895	1,031,852
Government National Mortgage Association I Pool TBA
3.00%, 01/15/42	2,000,000	2,125,938
3.50%, 01/15/42	5,000,000	5,431,640
4.00%, 01/15/42	200,000	219,344
4.50%, 01/15/42	4,000,000	4,379,375
Government National Mortgage Association II Pool
Pool# G23851
5.50%, 05/20/36	2,917,571	3,209,452
Pool# G24245
6.00%, 09/20/38	1,413,249	1,577,228
Pool# G24559
5.00%, 10/20/39	2,832,773	3,139,102
Pool# G24715
5.00%, 06/20/40	641,113	708,063
Pool# G24747
5.00%, 07/20/40	7,864,773	8,715,250
Pool# G24771
4.50%, 08/20/40	6,782,055	7,499,140
Pool# G24802
5.00%, 09/20/40	4,397,190	4,879,991

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association II Pool (continued)
Pool# G24834
4.50%, 10/20/40	$1,421,119	$1,571,377
Pool# 737727
4.00%, 12/20/40	4,211,940	4,665,263
Pool# 737730
4.00%, 12/20/40	1,136,700	1,259,041
Pool# G24923
4.50%, 01/20/41	2,109,762	2,327,421
Pool# G24978
4.50%, 03/20/41	353,138	388,547
Pool# G25017
4.50%, 04/20/41	4,321,595	4,735,291
Pool# G25056
5.00%, 05/20/41	1,324,687	1,463,836
Pool# G25082
4.50%, 06/20/41	1,464,324	1,610,709
Pool# G2 5139
4.00%, 08/20/41	2,539,971	2,786,355
Pool# G25175
4.50%, 09/20/41	1,498,390	1,652,976
Pool# G2675523
3.50%, 03/20/42	959,131	1,052,708
Pool# G25332
4.00%, 03/20/42	1,483,727	1,616,525
Pool# G2MA0022
3.50%, 04/20/42	943,100	1,025,976
Pool# G2MA0023
4.00%, 04/20/42	2,933,116	3,195,638
Pool# G2MA0089
4.00%, 05/20/42	2,763,513	3,010,883
Pool# G2 MA0220
3.50%, 07/20/42	4,880,161	5,309,012
Pool# G2 MA0392
3.50%, 09/20/42	5,570,517	6,060,034
Pool# G2 MA0534
3.50%, 11/20/42	7,382,026	8,030,732
Government National Mortgage Association II Pool TBA
3.00%, 01/15/42	5,000,000	5,315,626
3.50%, 01/15/42	1,000,000	1,086,484

Total U.S. Government Mortgage Backed Agencies (cost $568,290,794)		589,029,603

U.S. Government Sponsored & Agency Obligations 4.2%
Federal Farm Credit Bank
4.88%, 01/17/17	695,000	814,033
Federal Home Loan Banks
4.88%, 05/17/17	1,125,000	1,325,751
5.25%, 06/05/17	7,000,000	8,357,433
5.50%, 07/15/36	1,500,000	2,063,892

U.S. Government Sponsored & Agency Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp.
4.38%, 07/17/15	$7,214,000	$7,945,362
1.75%, 09/10/15	10,900,000	11,299,343
3.75%, 03/27/19	1,870,000	2,161,567
2.38%, 01/13/22 (b)	3,000,000	3,134,025
6.75%, 09/15/29	557,000	839,791
6.25%, 07/15/32	1,245,000	1,852,991
Federal National Mortgage Association
2.50%, 05/15/14 (b)	4,800,000	4,948,776
3.00%, 09/16/14	5,325,000	5,577,714
0.50%, 09/19/14	7,000,000	7,005,439
4.63%, 10/15/14	1,779,000	1,916,655
0.38%, 03/16/15	7,000,000	7,009,303
4.38%, 10/15/15	1,618,000	1,796,548
5.38%, 06/12/17	1,995,000	2,398,942
0.88%, 12/20/17 (b)	6,000,000	6,011,718
Financing Corp. (FICO) 9.80%, 11/30/17	18,000	25,418
Tennessee Valley Authority
6.25%, 12/15/17	50,000	63,043
4.50%, 04/01/18	4,635,000	5,465,416
4.88%, 01/15/48	500,000	625,874

Total U.S. Government Sponsored & Agency Obligations (cost $76,994,849)		82,639,034

U.S. Treasury Bonds 6.1%
U.S. Treasury Bonds
8.75%, 05/15/17	124,000	167,671
8.13%, 08/15/19	1,900,000	2,765,539
8.50%, 02/15/20	2,138,000	3,218,357
8.00%, 11/15/21	3,710,000	5,728,763
6.25%, 08/15/23	14,681,000	21,048,884
6.88%, 08/15/25	1,613,000	2,484,272
5.38%, 02/15/31	5,337,000	7,618,567
4.50%, 02/15/36	2,620,000	3,448,166
5.00%, 05/15/37	305,000	430,336
3.50%, 02/15/39	2,285,000	2,583,122
4.25%, 05/15/39	5,595,000	7,137,995
4.50%, 08/15/39	2,380,000	3,153,871
4.38%, 11/15/39 (b)	8,245,000	10,726,234
4.63%, 02/15/40	7,395,000	9,991,340
4.38%, 05/15/40	2,600,000	3,384,469
3.88%, 08/15/40	1,000,000	1,201,875
4.25%, 11/15/40	3,400,000	4,341,375
4.75%, 02/15/41 (b)	7,400,000	10,201,596
4.38%, 05/15/41	1,500,000	1,954,218
3.75%, 08/15/41 (b)	8,000,000	9,402,496
3.13%, 11/15/41	7,100,000	7,431,705

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

U.S. Treasury Bonds (continued)

	Principal Amount	Market Value

U.S. Treasury Bonds (continued)
3.13%, 02/15/42	$2,000,000	$2,091,250
2.75%, 08/15/42	1,300,000	1,255,313

Total U.S. Treasury Bonds (cost $100,635,057)		121,767,414

U.S. Treasury Notes 29.9%
U.S. Treasury Notes
0.25%, 01/31/14	10,000,000	10,006,250
1.88%, 02/28/14 (b)	15,000,000	15,288,870
1.75%, 03/31/14 (b)	7,655,000	7,800,621
1.88%, 04/30/14	10,525,000	10,755,645
0.25%, 05/31/14	25,000,000	25,011,725
2.25%, 05/31/14	14,000,000	14,398,132
2.38%, 08/31/14	6,302,000	6,525,034
2.38%, 09/30/14	5,605,000	5,812,996
0.25%, 10/31/14 (b)	25,000,000	25,005,850
2.38%, 10/31/14	20,000,000	20,770,320
0.38%, 11/15/14 (b)	18,000,000	18,042,192
2.13%, 11/30/14	5,230,000	5,415,503
0.13%, 12/31/14	10,000,000	9,975,000
0.25%, 02/15/15 (b)	16,500,000	16,492,261
4.00%, 02/15/15	3,250,000	3,504,923
2.38%, 02/28/15 (b)	5,225,000	5,460,125
2.50%, 04/30/15	7,475,000	7,855,762
0.25%, 05/15/15	7,000,000	6,991,250
4.13%, 05/15/15	1,748,000	1,905,184
1.75%, 07/31/15 (b)	3,860,000	4,001,129
1.25%, 08/31/15 (b)	14,800,000	15,159,596
1.25%, 09/30/15	6,700,000	6,867,500
4.50%, 11/15/15	6,372,000	7,124,692
1.38%, 11/30/15 (b)	7,000,000	7,205,625
2.13%, 02/29/16 (b)	3,500,000	3,690,585
2.38%, 03/31/16	2,000,000	2,126,250
2.00%, 04/30/16 (b)	9,000,000	9,468,981
3.25%, 06/30/16	6,135,000	6,729,807
1.00%, 08/31/16 (b)	15,000,000	15,285,930
3.00%, 08/31/16 (b)	14,000,000	15,277,500
1.00%, 09/30/16 (b)	4,000,000	4,076,248
3.00%, 09/30/16 (b)	2,460,000	2,688,512
0.88%, 11/30/16 (b)	7,000,000	7,098,987
0.88%, 12/31/16	7,500,000	7,603,125
3.25%, 12/31/16 (b)	12,650,000	14,009,875
0.88%, 01/31/17	4,000,000	4,053,124
4.63%, 02/15/17 (b)	6,365,000	7,419,203
0.88%, 02/28/17	28,500,000	28,874,063
3.00%, 02/28/17 (b)	2,475,000	2,722,500
1.00%, 03/31/17	6,000,000	6,107,346
0.88%, 04/30/17	2,000,000	2,024,532
4.50%, 05/15/17	5,775,000	6,744,571
0.75%, 06/30/17	23,000,000	23,136,574
2.50%, 06/30/17	3,530,000	3,824,257
0.50%, 07/31/17	8,000,000	7,951,872

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)

1.88%, 08/31/17 (b)	$5,000,000	$5,280,860
0.75%, 10/31/17 (b)	12,000,000	12,039,372
4.25%, 11/15/17	3,710,000	4,344,180
0.63%, 11/30/17	5,000,000	4,983,205
2.25%, 11/30/17	4,400,000	4,731,373
2.38%, 05/31/18 (b)	8,000,000	8,667,504
1.38%, 09/30/18	13,000,000	13,363,597
1.38%, 11/30/18 (b)	5,000,000	5,132,810
1.38%, 12/31/18 (b)	8,000,000	8,208,128
3.63%, 08/15/19	26,080,000	30,368,934
1.00%, 08/31/19	9,000,000	8,947,269
3.38%, 11/15/19 (b)	5,360,000	6,162,746
3.63%, 02/15/20	4,730,000	5,526,712
3.50%, 05/15/20 (b)	19,400,000	22,523,710
3.13%, 05/15/21	5,000,000	5,669,920
2.13%, 08/15/21	1,500,000	1,576,875
1.75%, 05/15/22	4,000,000	4,034,688
1.63%, 08/15/22	3,000,000	2,980,314
1.63%, 11/15/22	2,000,000	1,978,124

Total U.S. Treasury Notes (cost $572,838,020)		594,810,348

Yankee Dollars 0.5%
Chemicals 0.0%†
Agrium, Inc.
3.15%, 10/01/22	50,000	49,683
6.13%, 01/15/41	150,000	180,343
Potash Corp. of Saskatchewan, Inc.,
5.88%, 12/01/36	125,000	155,217

		385,243

Commercial Banks 0.1%
BBVA US Senior SAU,
3.25%, 05/16/14	600,000	600,536
Westpac Banking Corp.,
4.63%, 06/01/18	147,000	161,030

		761,566

Electric Utilities 0.0%†
Hydro Quebec
8.40%, 01/15/22	220,000	315,646
8.88%, 03/01/26	156,000	247,647

		563,293

Energy Equipment & Services 0.0%†
Weatherford International Ltd.,
5.50%, 02/15/16	74,000	81,512

Gas Utilities 0.1%
Enbridge, Inc.,
5.60%, 04/01/17	500,000	581,160

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

Yankee Dollars (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
TransCanada PipeLines Ltd.,
5.85%, 03/15/36	$750,000	$946,921

		1,528,081

Metals & Mining 0.0%†
BHP Billiton Finance USA Ltd.,
6.42%, 03/01/26	80,000	105,299
Teck Resources Ltd.,
3.85%, 08/15/17	100,000	107,131
Xstrata Canada Corp.,
6.20%, 06/15/35	177,000	189,855

		402,285

Oil, Gas & Consumable Fuels 0.3%
Canadian Natural Resources Ltd.,
4.90%, 12/01/14	280,000	301,444
ConocoPhillips Canada Funding Co. I,
5.63%, 10/15/16	365,000	428,020
Encana Corp.,
6.50%, 08/15/34	350,000	429,792
Nexen, Inc.
5.88%, 03/10/35	133,000	164,410
6.40%, 05/15/37	350,000	452,481
Noble Holding International Ltd.
4.63%, 03/01/21	300,000	330,571
3.95%, 03/15/22	500,000	526,156
Petro-Canada,
5.95%, 05/15/35	271,000	333,747
Statoil ASA,
6.80%, 01/15/28	350,000	483,918
Suncor Energy, Inc.,
6.10%, 06/01/18	805,000	981,953
Talisman Energy, Inc.
7.25%, 10/15/27	133,000	168,573
5.75%, 05/15/35	350,000	381,402

		4,982,467

Pharmaceuticals 0.0%†
Teva Pharmaceutical Finance III BV,
1.70%, 03/21/14	400,000	405,613

Road & Rail 0.0%†
Canadian National Railway Co.
6.90%, 07/15/28	242,000	333,778
6.20%, 06/01/36	236,000	322,215

		655,993

Supranational 0.0%†
Inter-American Development Bank,
6.80%, 10/15/25	413,000	599,818

Yankee Dollars (continued)

	Principal Amount	Market Value

Water Utilities 0.0%†
United Utilities PLC,
5.38%, 02/01/19	$100,000	$110,783

Total Yankee Dollars (cost $8,875,509)		10,476,654

Mutual Fund 6.0%

	Shares

Money Market Fund 6.0%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (f)	119,391,334	119,391,334

Total Mutual Fund (cost $119,391,334)		119,391,334

Repurchase Agreements 0.8%

	Principal Amount

BNP Paribas Securities Corp., 0.18%, dated 12/31/12, due 01/02/13, repurchase price $10,000,100, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.20% - 6.25%, maturing 01/12/15 - 05/15/29 and U.S. Government Treasury Securities, 0.13%, maturing 12/31/14; total market value $10,200,000. (g)	$10,000,000	10,000,000
Credit Suisse (USA) LLC, 0.22%, dated 12/31/12, due 01/02/13, repurchase price $6,114,200, collateralized by U.S. Government Treasury Securities, 0.00%, maturing 01/03/13 - 12/12/13; total market value $6,236,417. (g)	6,114,125	6,114,125

Total Repurchase Agreements (cost $16,114,125)		16,114,125

Total Investments (cost $1,968,979,637) (h) — 105.3%		2,095,799,188

Liabilities in excess of other assets — (5.3)%		(106,319,890)

NET ASSETS — 100.0%		$1,989,479,298

Statement of Investments (Continued)

December 31, 2012

NVIT Bond Index Fund (Continued)

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2012. The maturity date represents the actual maturity date.

(b)	The security or a portion of this security is on loan at December 31, 2012. The total value of securities on loan at December 31, 2012 was $237,462,501, which was collateralized by repurchase agreements with a value of $16,114,125 and $224,567,193 of collateral in the form of U.S. Government Agency securities, interest rates ranging from 0.00% — 10.25%, and maturity dates ranging from 04/01/13 — 11/20/62, a total value of $240,681,318.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2012 was $13,064,702 which represents 0.66% of net assets.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2012.

(e)	Investment in affiliate.

(f)	Represents 7-day effective yield as of December 31, 2012.
(g)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2012 was $16,114,125.

(h)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

AG	Stock Corporation

ASA	Stock Corporation

BA	Limited

BV	Private Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2012

NVIT Bond Index Fund
Assets:
Investments in affiliates, at value (cost $61,421)	$109,436
Investments in non-affiliates, at value* (cost $1,952,804,091)	2,079,575,627
Repurchase agreements, at value and cost	16,114,125

Total Investments	2,095,799,188

Cash	198
Interest and dividends receivable	11,946,256
Security lending income receivable	8,503
Receivable for investments sold	56,520,334
Receivable for capital shares issued	2,046,851
Reclaims receivable	12,919
Prepaid expenses	4,226

Total Assets	2,166,338,475

Liabilities:
Payable for investments purchased	157,872,570
Payable for capital shares redeemed	2,428,970
Payable upon return of securities loaned (Note 2)	16,114,125
Accrued expenses and other payables:
Investment advisory fees	311,540
Fund administration fees	50,541
Accounting and transfer agent fees	30,133
Custodian fees	11,687
Professional fees	23,597
Printing fees	10,175
Other	5,839

Total Liabilities	176,859,177

Net Assets	$1,989,479,298

Represented by:
Capital	$1,853,427,614
Accumulated undistributed net investment income	4,086,951
Accumulated net realized gains from non-affiliated investments	5,145,182
Net unrealized appreciation/(depreciation) from investments in affiliates	48,015
Net unrealized appreciation/(depreciation) from investments in non-affiliates	126,771,536

Net Assets	$1,989,479,298

Net Assets:
Class Y Shares	$1,989,479,298

Total	$1,989,479,298

Shares Outstanding (unlimited number of shares authorized):
Class Y Shares	182,675,544

Total	182,675,544

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class Y Shares	$10.89

*	Includes value of securities on loan of $237,462,501 (Note 2).

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended December 31, 2012

NVIT Bond Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$53,251,724
Dividend income from non-affiliates	241,045
Income from securities lending (Note 2)	213,679
Interest income from affiliates	7,093
Foreign tax withholding	(542)

Total Income	53,712,999

EXPENSES:
Investment advisory fees	3,704,781
Fund administration fees	574,963
Professional fees	94,972
Printing fees	17,310
Trustee fees	77,510
Custodian fees	73,274
Accounting and transfer agent fees	126,138
Compliance program costs (Note 3)	7,559
Other	56,551

Total expenses before earnings credit and fees waived	4,733,058

Earnings credit (Note 5)	(491)
Investment advisory fees waived (Note 3)	(36,962)

Net Expenses	4,695,605

NET INVESTMENT INCOME	49,017,394

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from non-affiliated investments	12,428,895

Net change in unrealized appreciation/(depreciation) from investments in affiliates	18,600
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	16,471,196

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	16,489,796

Net realized/unrealized gains from affiliated and non-affiliated investments	28,918,691

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$77,936,085

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	NVIT Bond Index Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$49,017,394	$53,255,593
Net realized gains from non-affiliated investments	12,428,895	19,581,985
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	16,489,796	56,587,853

Change in net assets resulting from operations	77,936,085	129,425,431

Distributions to Shareholders From:
Net investment income:
Class Y	(54,298,288)	(56,532,690)
Net realized gains:
Class Y	(15,880,836)	–

Change in net assets from shareholder distributions	(70,179,124)	(56,532,690)

Change in net assets from capital transactions	101,199,383	175,048,419

Change in net assets	108,956,344	247,941,160

Net Assets:
Beginning of year	1,880,522,954	1,632,581,794

End of year	$1,989,479,298	$1,880,522,954

Accumulated undistributed net investment income at end of year	$4,086,951	$3,476,098

CAPITAL TRANSACTIONS:
Class Y Shares
Proceeds from shares issued	$288,613,370	$448,135,411
Dividends reinvested	70,179,124	56,532,690
Cost of shares redeemed	(257,593,111)	(329,619,682)

Total Class Y Shares	101,199,383	175,048,419

Change in net assets from capital transactions	$101,199,383	$175,048,419

SHARE TRANSACTIONS:
Class Y Shares
Issued	26,139,289	42,144,491
Reinvested	6,410,733	5,331,864
Redeemed	(23,240,210)	(30,856,085)

Total Class Y Shares	9,309,812	16,620,270

Total change in shares	9,309,812	16,620,270

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Bond Index Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover
Class Y Shares (b)
Year Ended December 31, 2012 (c)	$10.85	0.28	0.16	0.44	(0.31)	(0.09)	(0.40)	$10.89	4.03%	$1,989,479,298	0.24%	2.51%	0.24%	150.75%
Year Ended December 31, 2011 (c)	$10.42	0.33	0.45	0.78	(0.35)	–	(0.35)	$10.85	7.56%	$1,880,522,954	0.24%	3.07%	0.27%	111.32%
Year Ended December 31, 2010 (c)	$10.21	0.35	0.28	0.63	(0.36)	(0.06)	(0.42)	$10.42	6.31%	$1,632,581,794	0.26%	3.32%	0.28%	207.69%
Year Ended December 31, 2009 (c)	$10.09	0.42	0.15	0.57	(0.44)	(0.01)	(0.45)	$10.21	5.77%	$1,464,906,855	0.31%	4.17%	0.31%	143.71%	(d)
Year Ended December 31, 2008	$10.15	0.47	–	0.47	(0.46)	(0.07)	(0.53)	$10.09	4.74%	$1,366,814,698	0.32%	4.60%	0.32%	66.57%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares.
(c)	Per share calculations were performed using average shares method.
(d)	The amount shown includes the effect of mortgage dollar roll transactions while the prior year amounts did not include the effect of mortgage dollar roll transactions. In the prior years, had mortgage dollar roll transactions been included, the portfolio turnover would have increased.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Bond Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by unaffiliated insurance companies and other series of the Trust that operate as funds-of-funds, such as the NVIT Investor Destinations Funds.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Notes to Financial Statements (Continued)

December 31, 2012

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$5,283,664	$—	$5,283,664
Commercial Mortgage Backed Securities	—	36,280,977	—	36,280,977
Corporate Bonds	—	448,365,500	—	448,365,500
Municipal Bonds	—	19,944,255	—	19,944,255
Mutual Fund	119,391,334	—	—	119,391,334
Repurchase Agreements	—	16,114,125	—	16,114,125
Sovereign Bonds	—	51,696,280	—	51,696,280
U.S. Government Mortgage Backed Agencies	—	589,029,603	—	589,029,603
U.S. Government Sponsored & Agency Obligations	—	82,639,034	—	82,639,034
U.S. Treasury Bonds	—	121,767,414	—	121,767,414
U.S. Treasury Notes	—	594,810,348	—	594,810,348
Yankee Dollars	—	10,476,654	—	10,476,654
Total	$119,391,334	$1,976,407,854	$—	$2,095,799,188

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

Notes to Financial Statements (Continued)

December 31, 2012

(b)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(d)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2012, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$237,462,501	$240,681,318	*

*	Includes $224,567,193 of collateral in the form of U.S. Government Agency securities, interest rates ranging from 0.00% to 10.25% and maturity dates ranging from 04/01/13 to 11/20/62.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Notes to Financial Statements (Continued)

December 31, 2012

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to paydown gains and losses and reclassification of consent fees. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Notes to Financial Statements (Continued)

December 31, 2012

Prior to February 1, 2012, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $3 billion	0.21%
$3 billion and more	0.20%

For the period from February 1, 2012 through May 1, 2012, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.195%
$1.5 billion up to $3 billion	0.185%
$3 billion and more	0.175%

Beginning May 1, 2012, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.195%
$1.5 billion up to $3 billion	0.155%
$3 billion and more	0.145%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Prior to February 1, 2012, the Trust and NFA operated pursuant to a written Expense Limitation Agreement that limited the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.32% for all share classes. Effective February 1, 2012, the Expense Limitation Agreement limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.29% for all share classes. Unless it is terminated or amended with the consent of the Board of Trustees, the Expense Limitation Agreement will remain in effect until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA had agreed to waive from its Investment Advisory Fee an amount equal to $36,962, for which NFA shall not be entitled to later seek recoupment.

Notes to Financial Statements (Continued)

December 31, 2012

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $574,963 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $7,559.

4.  Investments in Affiliated Issuers

The Fund invests in an affiliated issuer. The Fund’s transactions in the shares of affiliated issuer during the year ended December 31, 2012 were as follows:

Affiliated Issuer	Market Value at December 31, 2011	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at December 31, 2012
Nationwide Financial Services, Inc.	$90,825	$—	$—	$7,093	$—	$109,436

Amounts designated as “—” are zero or have been rounded to zero.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its

Notes to Financial Statements (Continued)

December 31, 2012

fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $2,973,154,904 and sales of $2,890,067,507 (excluding short-term securities).

For the year ended December 31, 2012, the Fund had purchases of $242,132,341 and sales of $166,878,876 of U.S. Government securities.

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$58,277,203	$11,901,921	$70,179,124	$—	$70,179,124

Amount designated as “—” is zero or has been rounded to zero.

Notes to Financial Statements (Continued)

December 31, 2012

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$56,532,690	$—	$56,532,690	$—	$56,532,690

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$6,680,794	$3,943,389	$10,624,183	$—	$125,427,501	$136,051,684

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,970,371,687	$126,218,846	$(791,345)	$125,427,501

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Bond Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers, and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

The Fund designates $11,901,921, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for march FIRST, and since February 2010 as an independent management consultant.	89	None

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.

Management Information (Continued)

December 31, 2012

[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

NVIT CardinalSM Aggressive Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information

27	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-AG (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

The NVIT Cardinal Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs).

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2

Important Disclosures (Continued)

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies, based on total market capitalization; represents approximately 98% of the investable U.S. equity market.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in

3

Important Disclosures (Continued)

mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or

Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, (NFD), Member FINRA, King of Prussia, PA 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT CardinalSM Aggressive Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Cardinal Aggressive Fund (Class II) returned 16.15% versus 16.16% for its composite benchmark, a blend of 65% Russell 3000® Index, 30% MSCI EAFE® Index and 5% Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Global Core Funds (consisting of 56 funds as of December 31, 2012) was 19.02% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive returns for the Fund relative to the Fund’s composite benchmark during the reporting period came from the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager International Value Fund (with target allocations of 22%, 18% and 16%, respectively), which gained 18.09%, 16.63% and 17.49%, respectively.

The greatest contributors to NVIT Multi-Manager Large Cap Value Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s underweight position in the utilities sector and its positions in the health-care and financials sectors.

The greatest contributors to NVIT Multi-Manager Large Cap Growth Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the information technology, consumer discretionary and health-care sectors.

The greatest contributors to NVIT Multi-Manager International Value Fund performance relative to the

Fund’s benchmark during the reporting period were the Fund’s investments in the financials, industrials and information technology sectors.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

All of the Fund’s underlying funds contributed positive performance relative to the Fund’s composite benchmark during the reporting period; however, the NVIT Core Bond Fund and the NVIT Core Plus Bond Fund contributed the least to overall Fund performance (with target allocations of 2.5% and 2.5%, respectively), which gained 7.91% and 7.60%, respectively.

The NVIT Core Bond Fund’s underweight positions in Agency mortgage-backed securities (MBS) and government bonds (Treasurys and Agencies) relative to the Fund’s benchmark detracted from the Fund’s relative performance during the reporting period. A cash holding during the reporting period, held for ongoing liquidity purposes and not part of the benchmark, reduced relative Fund performance as cash yields were low during the reporting period and seemed likely to continue to be low, given the Federal Reserve’s prevailing monetary policy.

While the NVIT Core Plus Bond Fund was a weak contributor, there were no meaningful detractors from its performance relative to the Fund’s benchmark during the reporting period. This underlying Fund was rewarded for its exposures to the spread sectors (nongovernmental fixed-income securities), as they outperformed equal-duration U.S. Treasurys during the reporting period.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

7

Fund Performance	NVIT CardinalSM Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	16.22%	2.15%
Class II	16.15%	2.06%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	1.27%	1.11%
Class II	1.52%	1.20%
*	Current effective prospectus dated April 30, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Aggressive Fund since inception through 12/31/12 versus performance of the Composite Index(a), the Russell 3000® Index(b), the MSCI EAFE® Index(c), the Barclays U.S. Aggregate Bond Index(d), and the Consumer Price Index (CPI)(e) from 4/1/08 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index comprises 65% Russell 3000® Index, 30% MSCI EAFE® Index and 5% Barclays U.S. Aggregate Bond Index.

(b)

The Russell 3000® Index is an unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization; represents approximately 98% of the investable U.S. equity market.

(c)

The MSCI EAFE® Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

(d)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT CardinalSM Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT CardinalSM Aggressive Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class I Shares	Actual	1,000.00	1,090.80	1.73	0.33
	Hypothetical[c]	1,000.00	1,023.48	1.68	0.33
Class II Shares	Actual	1,000.00	1,090.00	2.21	0.42
	Hypothetical[c]	1,000.00	1,023.03	2.14	0.42

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary December 31, 2012	NVIT CardinalSM Aggressive Fund

Asset Allocation †
Equity Funds	95.2%
Fixed Income Funds	4.9%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings ††
NVIT Multi-Manager Large Cap Value Fund, Class Y	21.9%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	17.7%
NVIT Multi-Manager International Value Fund, Class Y	16.5%
NVIT Multi-Manager International Growth Fund, Class Y	14.1%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	8.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	7.0%
NVIT Multi-Manager Small Cap Value Fund, Class Y	5.1%
NVIT Multi-Manager Small Cap Growth Fund, Class Y	2.9%
NVIT Core Bond Fund, Class Y	2.4%
NVIT Core Plus Bond Fund, Class Y	2.4%
NVIT Multi-Manager Small Company Fund, Class Y	2.0%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT CardinalSM Aggressive Fund

Mutual Funds 100.1%

	Shares	Market Value

Equity Funds 95.2%
NVIT Multi-Manager International
Growth Fund, Class Y (a)	548,258	$5,526,438
NVIT Multi-Manager International Value
Fund, Class Y (a)	663,147	6,478,943
NVIT Multi-Manager Large Cap Growth
Fund, Class Y (a)	658,170	6,950,278
NVIT Multi-Manager Large Cap Value
Fund, Class Y (a)	917,213	8,612,634
NVIT Multi-Manager Mid Cap Growth
Fund, Class Y* (a)	257,322	2,750,774
NVIT Multi-Manager Mid Cap Value
Fund, Class Y (a)	302,868	3,131,656
NVIT Multi-Manager Small Cap Growth
Fund, Class Y* (a)	65,296	1,143,333
NVIT Multi-Manager Small Cap Value
Fund, Class Y (a)	168,179	1,987,880
NVIT Multi-Manager Small Company
Fund, Class Y (a)	39,885	781,343

Total Equity Funds (cost $35,024,547)		37,363,279

Fixed Income Funds 4.9%
NVIT Core Bond Fund, Class Y (a)	84,025	950,328
NVIT Core Plus Bond Fund, Class Y (a)	80,148	948,949

Total Fixed Income Funds (cost $1,846,850)		1,899,277

Total Mutual Funds (cost $36,871,397)		39,262,556

Total Investments (cost $36,871,397) (b) — 100.1%		39,262,556

Liabilities in excess of other assets — (0.1)%		(23,682)

NET ASSETS — 100.0%		$39,238,874

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2012

NVIT CardinalSM Aggressive Fund
Assets:
Investments in affiliates, at value (cost $36,871,397)	$39,262,556
Receivable for investments sold	385,379
Receivable for capital shares issued	23,637
Prepaid expenses	73

Total Assets	39,671,645

Liabilities:
Payable for capital shares redeemed	409,016
Accrued expenses and other payables:
Investment advisory fees	1,566
Fund administration fees	4,390
Distribution fees	2,359
Administrative servicing fees	1,649
Accounting and transfer agent fees	716
Custodian fees	202
Professional fees	5,825
Printing fees	6,619
Other	429

Total Liabilities	432,771

Net Assets	$39,238,874

Represented by:
Capital	$35,542,650
Accumulated undistributed net investment income	126,551
Accumulated net realized gains from affiliated investments	1,178,514
Net unrealized appreciation/(depreciation) from investments in affiliates	2,391,159

Net Assets	$39,238,874

Net Assets:
Class I Shares	$8,511,164
Class II Shares	30,727,710

Total	$39,238,874

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	953,015
Class II Shares	3,443,863

Total	4,396,878

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$8.93
Class II Shares	$8.92

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2012

NVIT CardinalSM Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$365,436

Total Income	365,436

EXPENSES:
Investment advisory fees	71,079
Fund administration fees	49,932
Distribution fees Class II Shares	70,213
Administrative servicing fees Class I Shares	3,727
Administrative servicing fees Class II Shares	14,042
Professional fees	13,056
Printing fees	13,646
Trustee fees	1,341
Custodian fees	1,321
Compliance program costs (Note 3)	143
Other	4,689

Total expenses before earnings credit, fees waived and expenses reimbursed	243,189

Earnings credit (Note 5)	(12)
Distribution fees waived — Class II (Note 3)	(44,937)
Expenses reimbursed by adviser (Note 3)	(55,633)

Net Expenses	142,607

NET INVESTMENT INCOME	222,829

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	686,295
Net realized gains from investment transactions with affiliates	708,697

Net realized gains from affiliated investments	1,394,992

Net change in unrealized appreciation/(depreciation) from affiliated investments	3,683,279

Net realized/unrealized gains from affiliated investments	5,078,271

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,301,100

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT CardinalSM Aggressive Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$222,829	$235,369
Net realized gains from affiliated investments	1,394,992	1,538,427
Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,683,279	(4,069,755)

Change in net assets resulting from operations	5,301,100	(2,295,959)

Distributions to Shareholders From:
Net investment income:
Class I	(84,585)	(112,710)
Class II	(289,123)	(542,272)
Net realized gains:
Class I	(313,874)	(83,186)
Class II	(1,152,220)	(401,991)

Change in net assets from shareholder distributions	(1,839,802)	(1,140,159)

Change in net assets from capital transactions	3,754,487	5,721,181

Change in net assets	7,215,785	2,285,063

Net Assets:
Beginning of year	32,023,089	29,738,026

End of year	$39,238,874	$32,023,089

Accumulated undistributed net investment income at end of year	$126,551	$150,365

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,617,175	$3,188,518
Dividends reinvested	398,459	195,896
Cost of shares redeemed	(1,708,652)	(753,642)

Total Class I Shares	1,306,982	2,630,772

Class II Shares
Proceeds from shares issued	5,155,641	8,586,145
Dividends reinvested	1,441,343	944,263
Cost of shares redeemed	(4,149,479)	(6,439,999)

Total Class II Shares	2,447,505	3,090,409

Change in net assets from capital transactions	$3,754,487	$5,721,181

SHARE TRANSACTIONS:
Class I Shares
Issued	300,287	368,796
Reinvested	45,263	23,777
Redeemed	(191,842)	(85,937)

Total Class I Shares	153,708	306,636

Class II Shares
Issued	592,407	960,437
Reinvested	163,958	114,163
Redeemed	(474,196)	(746,326)

Total Class II Shares	282,169	328,274

Total change in shares	435,877	634,910

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$8.09	0.06	1.24	1.30	(0.09)	(0.37)	–	(0.46)	$8.93	16.22%	$8,511,164	0.33%	0.71%	0.49%	18.50%
Year Ended December 31, 2011(e)	$8.95	0.08	(0.63)	(0.55)	(0.18)	(0.13)	–	(0.31)	$8.09	(6.19)%	$6,466,762	0.33%	0.94%	0.49%	26.41%
Year Ended December 31, 2010(e)	$8.41	0.08	1.17	1.25	(0.03)	(0.68)	–	(0.71)	$8.95	15.00%	$4,407,665	0.33%	0.87%	0.60%	51.11%
Year Ended December 31, 2009(e)	$6.57	0.07	1.84	1.91	(0.07)	–	–	(0.07)	$8.41	29.30%	$1,976,590	0.33%	0.95%	0.53%	32.02%
Period Ended December 31, 2008(e)(f)	$10.00	0.06	(3.21)	(3.15)	(0.13)	(0.15)	–	(0.28)	$6.57	(31.73)%	$1,559,214	0.30%	0.98%	0.81%	26.73%

Class II Shares
Year Ended December 31, 2012(e)	$8.08	0.05	1.25	1.30	(0.09)	(0.37)	–	(0.46)	$8.92	16.15%	$30,727,710	0.42%	0.61%	0.74%	18.50%
Year Ended December 31, 2011(e)	$8.94	0.06	(0.61)	(0.55)	(0.18)	(0.13)	–	(0.31)	$8.08	(6.38)%	$25,556,327	0.42%	0.67%	0.74%	26.41%
Year Ended December 31, 2010(e)	$8.41	0.07	1.17	1.24	(0.03)	(0.68)	–	(0.71)	$8.94	14.96%	$25,330,361	0.42%	0.85%	0.84%	51.11%
Year Ended December 31, 2009(e)	$6.57	0.06	1.85	1.91	(0.07)	–	–	(0.07)	$8.41	29.20%	$13,047,556	0.42%	0.89%	0.78%	32.02%
Period Ended December 31, 2008(e)(f)	$10.00	0.06	(3.21)	(3.15)	(0.13)	(0.15)	–	(0.28)	$6.57	(31.76)%	$5,666,187	0.41%	1.03%	1.20%	26.73%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Aggressive Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund-of-funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

17

Notes to Financial Statements (Continued)

December 31, 2012

The following are the valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

18

Notes to Financial Statements (Continued)

December 31, 2012

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

19

Notes to Financial Statements (Continued)

December 31, 2012

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.28% for all share classes until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2010 Amount	Fiscal Year 2011 Amount	Fiscal Year 2012 Amount	Total
$50,958	$52,705	$55,633	$159,296

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

20

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $49,932 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $143.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2013. During the year ended December 31, 2012, the waiver of such distribution fees by NFD amounted to $44,937.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $17,769 in administrative services fees from the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

21

Notes to Financial Statements (Continued)

December 31, 2012

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2012 were as follows:

Affiliated Issuer	Market Value at December 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at December 31, 2012
NVIT Multi-Manager International Growth Fund, Class Y	$4,507,880	$1,030,283	$709,551	$40,507	$86,827	$5,526,438
NVIT Multi-Manager International Value Fund, Class Y	5,144,321	1,411,567	997,758	33,883	142	6,478,943
NVIT Multi-Manager Large Cap Growth Fund, Class Y	5,764,991	1,562,778	1,305,929	45,490	394,109	6,950,278
NVIT Multi-Manager Large Cap Value Fund, Class Y	7,019,573	1,647,415	1,219,496	125,882	87,663	8,612,634
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	2,232,892	854,964	688,086	—	336,831	2,750,774
NVIT Multi-Manager Mid Cap Value Fund, Class Y	2,554,817	907,121	723,625	42,843	324,678	3,131,656
NVIT Multi-Manager Small Cap Growth Fund, Class Y	961,373	218,422	168,202	—	38,879	1,143,333
NVIT Multi-Manager Small Cap Value Fund, Class Y	1,596,022	357,951	280,382	20,697	60,268	1,987,880
NVIT Multi-Manager Small Company Fund, Class Y	638,398	148,812	105,392	2,406	20,266	781,343
NVIT Core Bond Fund, Class Y	809,988	282,690	178,452	30,076	15,267	950,328
NVIT Core Plus Bond Fund, Class Y	809,821	288,977	189,900	23,652	26,427	948,949

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual or semi-annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were

22

Notes to Financial Statements (Continued)

December 31, 2012

used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $8,710,979 and sales of $6,566,771 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$373,708	$1,466,094	$1,839,802	$—	$1,839,802

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$654,982	$485,177	$1,140,159	$—	$1,140,159

Amount designated as “—” is zero or has been rounded to zero.

23

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$126,551	$1,300,109	$1,426,660	$—	$2,269,564	$3,696,224

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$36,992,992	$2,529,110	$(259,546)	$2,269,564

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Cardinal Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

25

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 39.56%.

The Fund designates $1,466,094, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $72,731 or $0.0165 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $12,787 or $0.0029 per outstanding share.

26

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

27

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

29

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4] , Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4] , and is a Senior Vice President of NFS[4] . From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4] .	N/A	N/A

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4] . From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

31

NVIT CardinalSM Balanced Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information

27	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-BAL (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

The NVIT Cardinal Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs).

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have

2

Important Disclosures (Continued)

been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies, based on total market capitalization; represents approximately 98% of the investable U.S. equity market.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

3

Important Disclosures (Continued)

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, (NFD), Member FINRA, King of Prussia, PA 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT CardinalSM Balanced Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Cardinal Balanced Fund (Class II) returned 11.06% versus 10.58% for its composite benchmark, a blend of 35% Russell 3000® Index, 15% MSCI EAFE® Index and 50% Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 231 funds as of December 31, 2012) was 11.21% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive returns for the Fund relative to the Fund’s composite benchmark during the reporting period came from the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager International Value Fund (with target allocations of 14%, 11% and 7%, respectively), which gained 18.09%, 16.63% and 17.49%, respectively.

The greatest contributors to NVIT Multi-Manager Large Cap Value Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s underweight position in the utilities sector and its positions in the health-care and financials sectors.

The greatest contributors to NVIT Multi-Manager Large Cap Growth Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the information technology, consumer discretionary and health-care sectors.

The greatest contributors to NVIT Multi-Manager International Value Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the financials, industrials and information technology sectors.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

None of the Fund’s underlying funds registered negative performance relative to the Fund’s composite benchmark during the reporting period; however, the NVIT Money Market Fund and the NVIT Multi-Manager Small Cap Growth Fund contributed the least to overall Fund performance (with target allocations of 3% and 1%, respectively), which gained 0.00% and 13.55%, respectively.

Throughout the reporting period, the NVIT Money Market Fund holdings in overnight securities detracted the most from Fund performance. These securities were generally lower-yielding securities that were required to be held in the Fund for liquidity purposes. None of the Fund’s securities defaulted during the reporting period.

The most significant detractors from the NVIT Multi-Manager Small Cap Growth Fund’s performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the industrials, materials and consumer discretionary sectors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

7

Fund Performance	NVIT Cardinal Balanced Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	11.24%	4.01%
Class II	11.06%	3.89%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.90%	0.90%
Class II	1.15%	0.99%
*

Current effective prospectus dated April 30, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Balanced Fund since inception through 12/31/12 versus performance of the Composite Index (a), the Russell 3000® Index (b), the MSCI EAFE® Index (c), the Barclays U.S. Aggregate Bond Index (d), and the Consumer Price Index (CPI) (e) from 4/1/08 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index comprises 35% Russell 3000® Index, 15% MSCI EAFE® Index and 50% Barclays U.S. Aggregate Bond Index.

(b)

The Russell 3000® Index is an unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization; represents approximately 98% of the investable U.S. equity market.

(c)

The MSCI EAFE® Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

(d)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT CardinalSM Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT CardinalSM Balanced Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class I Shares	Actual	1,000.00	1,060.30	1.50	0.29
	Hypothetical[c]	1,000.00	1,023.68	1.48	0.29
Class II Shares	Actual	1,000.00	1,059.60	1.97	0.38
	Hypothetical[c]	1,000.00	1,023.23	1.93	0.38

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT CardinalSM Balanced Fund
December 31, 2012

Asset Allocation †
Equity Funds	50.9%
Fixed Income Funds	46.2%
Money Market Fund	2.9%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
NVIT Short-Term Bond Fund, Class Y	18.6%
NVIT Multi-Manager Large Cap Value Fund, Class Y	14.2%
NVIT Core Bond Fund, Class Y	13.8%
NVIT Core Plus Bond Fund, Class Y	13.8%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	11.0%
NVIT Multi-Manager International Value Fund, Class Y	7.3%
NVIT Multi-Manager International Growth Fund, Class Y	6.1%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	5.1%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	3.1%
NVIT Money Market Fund, Class Y	2.9%
Other Holdings	4.1%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT CardinalSM Balanced Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 50.9%
NVIT Multi-Manager International Growth Fund, Class Y (a)	10,509,356	$105,934,306
NVIT Multi-Manager International Value Fund, Class Y (a)	12,972,032	126,736,750
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	17,995,191	190,029,221
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	26,103,009	245,107,251
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	4,935,567	52,761,215
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	8,467,022	87,549,009
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	974,346	17,060,806
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	3,009,374	35,570,797
NVIT Multi-Manager Small Company Fund, Class Y (a)	892,402	17,482,161

Total Equity Funds (cost $782,961,362)		878,231,516

Fixed Income Funds 46.2%
NVIT Core Bond Fund, Class Y (a)	21,057,796	238,163,670
NVIT Core Plus Bond Fund, Class Y (a)	20,086,341	237,822,274
NVIT Short-Term Bond Fund, Class Y (a)	30,481,212	321,881,600

Total Fixed Income Funds (cost $770,392,890)		797,867,544

Money Market Fund 2.9%
NVIT Money Market Fund, Class Y, 0.00%* (a)(b)	50,709,017	50,709,017

Total Money Market Fund (cost $50,709,017)		50,709,017

Total Mutual Funds (cost $1,604,063,269)		1,726,808,077

Total Investments (cost $1,604,063,269) (c) — 100.0%		1,726,808,077

Liabilities in excess of other assets — 0.0%†		(553,129)

NET ASSETS — 100.0%		$1,726,254,948

*	Denotes a non-income producing security.
(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2012.
(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2012

NVIT CardinalSM Balanced Fund
Assets:
Investments in affiliates, at value (cost $1,604,063,269)	$1,726,808,077
Receivable for investments sold	2,486,289
Receivable for capital shares issued	92,523
Prepaid expenses	3,410

Total Assets	1,729,390,299

Liabilities:
Payable for capital shares redeemed	2,578,812
Accrued expenses and other payables:
Investment advisory fees	289,831
Fund administration fees	35,965
Distribution fees	119,018
Administrative servicing fees	67,548
Accounting and transfer agent fees	96
Custodian fees	9,699
Professional fees	13,981
Printing fees	7,366
Other	13,035

Total Liabilities	3,135,351

Net Assets	$1,726,254,948

Represented by:
Capital	$1,555,103,878
Accumulated undistributed net investment income	6,960,208
Accumulated net realized gains from affiliated investments	41,446,054
Net unrealized appreciation/(depreciation) from investments in affiliates	122,744,808

Net Assets	$1,726,254,948

Net Assets:
Class I Shares	$150,830,174
Class II Shares	1,575,424,774

Total	$1,726,254,948

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	13,967,841
Class II Shares	146,126,431

Total	160,094,272

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.80
Class II Shares	$10.78

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2012

NVIT CardinalSM Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliates	$26,589,615

Total Income	26,589,615

EXPENSES:
Investment advisory fees	3,178,882
Fund administration fees	391,310
Distribution fees Class II Shares	3,611,857
Administrative servicing fees Class I Shares	72,345
Administrative servicing fees Class II Shares	722,361
Professional fees	70,156
Printing fees	19,854
Trustee fees	60,461
Custodian fees	60,641
Accounting and transfer agent fees	203
Compliance program costs (Note 3)	5,961
Other	41,988

Total expenses before fees waived	8,236,019

Distribution fees waived — Class II (Note 3)	(2,311,597)

Net Expenses	5,924,422

NET INVESTMENT INCOME	20,665,193

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	22,910,697
Net realized gains from investment transactions with affiliates	26,158,646

Net realized gains from affiliated investments	49,069,343

Net change in unrealized appreciation/(depreciation) from affiliated investments	93,823,789

Net realized/unrealized gains from affiliated investments	142,893,132

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$163,558,325

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT CardinalSM Balanced Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$20,665,193	$17,224,056
Net realized gains from affiliated investments	49,069,343	23,827,909
Net change in unrealized appreciation/(depreciation) from investments in affiliates	93,823,789	(60,535,304)

Change in net assets resulting from operations	163,558,325	(19,483,339)

Distributions to Shareholders From:
Net investment income:
Class I	(2,294,314)	(3,542,330)
Class II	(22,694,612)	(27,282,332)
Net realized gains:
Class I	(1,792,872)	(866,379)
Class II	(18,374,637)	(7,415,803)

Change in net assets from shareholder distributions	(45,156,435)	(39,106,844)

Change in net assets from capital transactions	201,181,477	394,229,437

Change in net assets	319,583,367	335,639,254

Net Assets:
Beginning of year	1,406,671,581	1,071,032,327

End of year	$1,726,254,948	$1,406,671,581

Accumulated undistributed net investment income at end of year	$6,960,208	$4,327,597

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,234,564	$3,181,676
Dividends reinvested	4,087,186	4,408,709
Cost of shares redeemed	(3,477,539)	(3,395,172)

Total Class I Shares	3,844,211	4,195,213

Class II Shares
Proceeds from shares issued	185,857,998	364,691,063
Dividends reinvested	41,069,249	34,698,135
Cost of shares redeemed	(29,589,981)	(9,354,974)

Total Class II Shares	197,337,266	390,034,224

Change in net assets from capital transactions	$201,181,477	$394,229,437

SHARE TRANSACTIONS:
Class I Shares
Issued	305,562	309,813
Reinvested	379,217	433,417
Redeemed	(328,363)	(328,136)

Total Class I Shares	356,416	415,094

Class II Shares
Issued	17,599,606	35,419,456
Reinvested	3,819,739	3,425,291
Redeemed	(2,779,832)	(903,343)

Total Class II Shares	18,639,513	37,941,404

Total change in shares	18,995,929	38,356,498

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$9.98	0.14	0.98	1.12	(0.17)	(0.13)	–	(0.30)	$10.80	11.24%	$150,830,174	0.29%	1.32%	0.29%	8.90%
Year Ended December 31, 2011(e)	$10.44	0.14	(0.27)	(0.13)	(0.27)	(0.06)	–	(0.33)	$9.98	(1.26)%	$135,872,430	0.29%	1.38%	0.29%	7.65%
Year Ended December 31, 2010(e)	$9.55	0.41	0.58	0.99	(0.10)	–	–	(0.10)	$10.44	10.46%	$137,723,174	0.29%	4.00%	0.29%	3.87%
Year Ended December 31, 2009(e)	$8.12	0.15	1.45	1.60	(0.17)	–	–	(0.17)	$9.55	19.88%	$2,353,767	0.30%	1.72%	0.30%	8.76%
Period Ended December 31, 2008(f)	$10.00	0.12	(1.82)	(1.70)	(0.14)	(0.04)	–	(0.18)	$8.12	(17.10)%	$1,767,818	0.26%	1.90%	0.34%	13.21%

Class II Shares
Year Ended December 31, 2012(e)	$9.97	0.14	0.96	1.10	(0.16)	(0.13)	–	(0.29)	$10.78	11.06%	$1,575,424,774	0.38%	1.30%	0.54%	8.90%
Year Ended December 31, 2011(e)	$10.42	0.14	(0.27)	(0.13)	(0.26)	(0.06)	–	(0.32)	$9.97	(1.35)%	$1,270,799,151	0.38%	1.38%	0.54%	7.65%
Year Ended December 31, 2010(e)	$9.54	0.14	0.83	0.97	(0.09)	–	–	(0.09)	$10.42	10.41%	$933,309,153	0.38%	1.38%	0.54%	3.87%
Year Ended December 31, 2009(e)	$8.11	0.15	1.45	1.60	(0.17)	–	–	(0.17)	$9.54	19.82%	$424,990,355	0.38%	1.75%	0.54%	8.76%
Period Ended December 31, 2008(f)	$10.00	0.12	(1.83)	(1.71)	(0.14)	(0.04)	–	(0.18)	$8.11	(17.23)%	$144,896,681	0.39%	2.73%	0.59%	13.21%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Balanced Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund-of-funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

17

Notes to Financial Statements (Continued)

December 31, 2012

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a

18

Notes to Financial Statements (Continued)

December 31, 2012

remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Notes to Financial Statements (Continued)

December 31, 2012

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.25% for all share classes until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

20

Notes to Financial Statements (Continued)

December 31, 2012

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $391,310 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $5,961.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2013. During the year ended December 31, 2012, the waiver of such distribution fees by NFD amounted to $2,311,597.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $794,706 in administrative services fees from the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

21

Notes to Financial Statements (Continued)

December 31, 2012

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2012 were as follows:

Affiliated Issuer	Market Value at December 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at December 31, 2012
NVIT Multi-Manager International Growth Fund, Class Y	$84,521,051	$13,454,341	$5,457,767	$765,379	$1,563,882	$105,934,306
NVIT Multi-Manager International Value Fund, Class Y	98,464,017	18,753,961	8,456,151	653,051	1,586,070	126,736,750
NVIT Multi-Manager Large Cap Growth Fund, Class Y	154,136,182	31,288,035	20,696,417	–	10,942,722	190,029,221
NVIT Multi-Manager Large Cap Value Fund, Class Y	195,428,294	31,424,940	14,927,724	3,528,032	4,711,527	245,107,251
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	41,872,828	13,434,011	9,243,641	1,224,581	5,748,076	52,761,215
NVIT Multi-Manager Mid Cap Value Fund, Class Y	69,857,992	18,971,104	12,290,812	1,184,585	9,538,233	87,549,009
NVIT Multi-Manager Small Cap Growth Fund, Class Y	14,018,067	2,190,133	1,124,151	–	539,698	17,060,806
NVIT Multi-Manager Small Cap Value Fund, Class Y	27,930,259	4,346,243	2,317,498	367,260	1,104,793	35,570,797
NVIT Multi-Manager Small Company Fund, Class Y	13,965,788	2,081,914	791,635	53,006	367,565	17,482,161
NVIT Core Bond Fund, Class Y	212,600,912	36,171,766	20,352,945	7,442,600	4,319,283	238,163,670
NVIT Core Plus Bond Fund, Class Y	212,556,551	37,367,725	22,746,454	5,854,727	7,945,272	237,822,274
NVIT Short Term Bond Fund, Class Y	225,479,275	101,387,999	10,092,265	5,516,394	651,990	321,881,600
NVIT Money Market Fund, Class Y	56,303,769	7,347,895	12,942,647	–	–	50,709,017

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

22

Notes to Financial Statements (Continued)

December 31, 2012

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $318,220,067 and sales of $141,440,107 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$24,988,926	$20,167,509	$45,156,435	$—	$45,156,435

Amount designated as “—” is zero or has been rounded to zero.

23

Notes to Financial Statements (Continued)

December 31, 2012

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$30,824,662	$8,282,182	$39,106,844	$—	$39,106,844

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$6,960,208	$42,166,516	$49,126,724	$—	$122,024,346	$171,151,070

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,604,783,731	$126,227,113	$(4,202,767)	$122,024,346

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Cardinal Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Balanced Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

25

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 14.83%.

The Fund designates $20,167,509, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $1,386,600 or $0.0087 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $243,346 or $0.0015 per outstanding share.

26

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89

Director of Dentsply

International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals)

from 2005 to present.

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

27

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

29

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

31

NVIT CardinalSM Capital Appreciation Fund

Annual Report

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information

27	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-CAP (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

The NVIT Cardinal Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and initial public offerings (IPOs).

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2

Important Disclosures (Continued)

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies, based on total market capitalization; represents approximately 98% of the investable U.S. equity market.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in

3

Important Disclosures (Continued)

mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or

Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, (NFD), Member FINRA, King of Prussia, PA 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI EAFE® Index, returned 17.32%. Emerging market stocks,

5

Summary of Market Environment (Continued)

as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT CardinalSM Capital Appreciation Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Cardinal Capital Appreciation Fund (Class II) returned 13.64% versus 13.06% for its composite benchmark, a blend of 50% Russell 3000® Index, 20% MSCI EAFE® Index and 30% Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 318 funds as of December 31, 2012) was 13.50% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive returns for the Fund relative to the Fund’s composite benchmark during the reporting period came from the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager International Value Fund (with target allocations of 18%, 15% and 11%, respectively), which gained 18.09%, 16.63% and 17.49%, respectively.

The greatest contributors to NVIT Multi-Manager Large Cap Value Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s underweight position in the utilities sector and its positions in the health-care and financials sectors.

The greatest contributors to NVIT Multi-Manager Large Cap Growth Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the information technology, consumer discretionary and health-care sectors.

The greatest contributors to NVIT Multi-Manager International Value Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the financials, industrials and information technology sectors.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

All of the Fund’s underlying funds contributed positive performance relative to the Fund’s composite benchmark during the reporting period; however, the NVIT Multi-Manager Small Cap Growth Fund and the NVIT Multi-Manager Small Company Fund contributed the least to overall Fund performance (with target allocations of 2% and 1%, respectively), which gained 13.55% and 15.66%, respectively.

The most significant detractors from the NVIT Multi-Manager Small Cap Growth Fund’s performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the industrials, materials and consumer discretionary sectors.

The most significant detractors from the NVIT Multi-Manager Small Company Fund’s performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the materials, consumer staples and energy sectors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

7

Fund Performance	NVIT Cardinal Capital Appreciation Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	13.74%	3.35%
Class II	13.64%	3.28%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.98%	0.98%
Class II	1.23%	1.07%

*	Current effective prospectus dated April 30, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Capital Appreciation Fund since inception through 12/31/12 versus performance of the Composite Index (a), the Russell 3000® Index (b), the MSCI EAFE® Index (c), the Barclays U.S. Aggregate Bond Index (d), and the Consumer Price Index (CPI) (e) from 4/1/08 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index comprises of 50% Russell 3000® Index, 20% MSCI EAFE® Index and 30% Barclays U.S. Aggregate Bond Index.

(b)

The Russell 3000® Index is an unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization; represents approximately 98% of the investable U.S. equity market.

(c)

The MSCI EAFE® Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed market outside the United States and Canada.

(d)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT CardinalSM Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT CardinalSM Capital Appreciation Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class I Shares	Actual	1,000.00	1,075.20	1.51	0.29
	Hypothetical[c]	1,000.00	1,023.68	1.48	0.29
Class II Shares	Actual	1,000.00	1,074.30	1.98	0.38
	Hypothetical[c]	1,000.00	1,023.23	1.93	0.38

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT CardinalSM Capital Appreciation Fund
December 31, 2012

Asset Allocation †
Equity Funds	70.7%
Fixed Income Funds	29.3%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
NVIT Multi-Manager Large Cap Value Fund, Class Y	18.1%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	14.9%
NVIT Multi-Manager International Value Fund, Class Y	11.5%
NVIT Core Bond Fund, Class Y	9.8%
NVIT Core Plus Bond Fund, Class Y	9.8%
NVIT Short-Term Bond Fund, Class Y	9.7%
NVIT Multi-Manager International Growth Fund, Class Y	9.1%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	4.0%
NVIT Multi-Manager Small Cap Value Fund, Class Y	3.1%
Other Holdings	3.0%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT CardinalSM Capital Appreciation Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 70.7%
NVIT Multi-Manager International Growth Fund, Class Y (a)	22,138,342	$223,154,486
NVIT Multi-Manager International Value Fund, Class Y (a)	28,628,520	279,700,638
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	34,458,504	363,881,807
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	47,127,889	442,530,879
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	9,241,961	98,796,566
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	16,646,416	172,123,937
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	2,735,488	47,898,402
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	6,338,729	74,923,772
NVIT Multi-Manager Small Company Fund, Class Y (a)	1,253,046	24,547,178

Total Equity Funds (cost $1,570,255,268)		1,727,557,665

Fixed Income Funds 29.3%
NVIT Core Bond Fund, Class Y (a)	21,124,097	238,913,536
NVIT Core Plus Bond Fund, Class Y (a)	20,148,893	238,562,888
NVIT Short-Term Bond Fund, Class Y (a)	22,529,481	237,911,323

Total Fixed Income Funds (cost $690,957,030)		715,387,747

Total Mutual Funds (cost $2,261,212,298)		2,442,945,412

Total Investments (cost $2,261,212,298) (b) — 100.0%		2,442,945,412

Liabilities in excess of other assets — 0.0%†		(790,884)

NET ASSETS — 100.0%		$2,442,154,528

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2012

NVIT CardinalSM Capital Appreciation Fund
Assets:
Investments in affiliates, at value (cost $2,261,212,298)	$2,442,945,412
Receivable for capital shares issued	485,098
Prepaid expenses	5,071

Total Assets	2,443,435,581

Liabilities:
Payable for investments purchased	476,403
Payable for capital shares redeemed	8,695
Accrued expenses and other payables:
Investment advisory fees	410,327
Fund administration fees	49,401
Distribution fees	183,493
Administrative servicing fees	95,846
Accounting and transfer agent fees	134
Custodian fees	13,780
Professional fees	17,615
Printing fees	7,066
Other	18,293

Total Liabilities	1,281,053

Net Assets	$2,442,154,528

Represented by:
Capital	$2,174,621,092
Accumulated undistributed net investment income	10,417,497
Accumulated net realized gains from affiliated investments	75,382,825
Net unrealized appreciation/(depreciation) from investments in affiliates	181,733,114

Net Assets	$2,442,154,528

Net Assets:
Class I Shares	$15,219,125
Class II Shares	2,426,935,403

Total	$2,442,154,528

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,446,645
Class II Shares	230,765,178

Total	232,211,823

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.52
Class II Shares	$10.52

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2012

NVIT CardinalSM Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliates	$32,503,594

Total Income	32,503,594

EXPENSES:
Investment advisory fees	4,610,746
Fund administration fees	548,587
Distribution fees Class II Shares	5,727,456
Administrative servicing fees Class I Shares	7,191
Administrative servicing fees Class II Shares	1,145,475
Professional fees	97,451
Printing fees	24,380
Trustee fees	88,887
Custodian fees	87,944
Accounting and transfer agent fees	263
Compliance program costs (Note 3)	8,350
Other	57,923

Total expenses before fees waived	12,404,653

Distribution fees waived — Class II (Note 3)	(3,665,585)

Net Expenses	8,739,068

NET INVESTMENT INCOME	23,764,526

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	39,854,731
Net realized gains from investment transactions with affiliates	47,209,016

Net realized gains from affiliated investments	87,063,747

Net change in unrealized appreciation/(depreciation) from affiliated investments	175,041,206

Net realized/unrealized gains from affiliated investments	262,104,953

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$285,869,479

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT CardinalSM Capital Appreciation Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$23,764,526	$20,488,492
Net realized gains from affiliated investments	87,063,747	40,067,926
Net change in unrealized appreciation/(depreciation) from investments in affiliates	175,041,206	(134,076,218)

Change in net assets resulting from operations	285,869,479	(73,519,800)

Distributions to Shareholders From:
Net investment income:
Class I	(208,373)	(259,256)
Class II	(31,282,530)	(38,207,939)
Net realized gains:
Class I	(207,851)	(79,643)
Class II	(33,407,282)	(10,941,924)

Change in net assets from shareholder distributions	(65,106,036)	(49,488,762)

Change in net assets from capital transactions	206,979,731	817,342,211

Change in net assets	427,743,174	694,333,649

Net Assets:
Beginning of year	2,014,411,354	1,320,077,705

End of year	$2,442,154,528	$2,014,411,354

Accumulated undistributed net investment income at end of year	$10,417,497	$7,727,486

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,397,971	$8,835,115
Dividends reinvested	416,224	338,899
Cost of shares redeemed	(2,886,294)	(4,430,051)

Total Class I Shares	927,901	4,743,963

Class II Shares
Proceeds from shares issued	203,643,665	769,452,489
Dividends reinvested	64,689,812	49,149,863
Cost of shares redeemed	(62,281,647)	(6,004,104)

Total Class II Shares	206,051,830	812,598,248

Change in net assets from capital transactions	$206,979,731	$817,342,211

SHARE TRANSACTIONS:
Class I Shares
Issued	332,438	867,998
Reinvested	39,770	34,877
Redeemed	(281,616)	(451,846)

Total Class I Shares	90,592	451,029

Class II Shares
Issued	20,190,196	76,689,580
Reinvested	6,186,236	5,046,897
Redeemed	(6,079,890)	(601,089)

Total Class II Shares	20,296,542	81,135,388

Total change in shares	20,387,134	81,586,417

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Capital Appreciation Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$9.51	0.11	1.20	1.31	(0.15)	(0.15)	(0.30)	$10.52	13.74%	$15,219,125	0.29%	1.11%	0.29%	9.20%
Year Ended December 31, 2011(e)	$10.14	0.12	(0.45)	(0.33)	(0.24)	(0.06)	(0.30)	$9.51	(3.37)%	$12,899,136	0.29%	1.22%	0.29%	10.20%
Year Ended December 31, 2010(e)	$9.09	0.12	1.00	1.12	(0.07)	–	(0.07)	$10.14	12.46%	$9,175,067	0.29%	1.28%	0.29%	3.48%
Year Ended December 31, 2009(e)	$7.43	0.13	1.66	1.79	(0.13)	–	(0.13)	$9.09	24.25%	$4,277,333	0.30%	1.59%	0.30%	9.53%
Period Ended December 31, 2008(f)	$10.00	0.10	(2.47)	(2.37)	(0.13)	(0.07)	(0.20)	$7.43	(23.81)%	$2,016,215	0.27%	1.53%	0.34%	14.19%

Class II Shares
Year Ended December 31, 2012(e)	$9.51	0.11	1.19	1.30	(0.14)	(0.15)	(0.29)	$10.52	13.64%	$2,426,935,403	0.38%	1.03%	0.54%	9.20%
Year Ended December 31, 2011(e)	$10.14	0.12	(0.46)	(0.34)	(0.23)	(0.06)	(0.29)	$9.51	(3.45)%	$2,001,512,218	0.38%	1.20%	0.54%	10.20%
Year Ended December 31, 2010(e)	$9.09	0.11	1.01	1.12	(0.07)	–	(0.07)	$10.14	12.39%	$1,310,902,638	0.38%	1.22%	0.54%	3.48%
Year Ended December 31, 2009(e)	$7.43	0.13	1.65	1.78	(0.12)	–	(0.12)	$9.09	24.16%	$544,708,502	0.38%	1.55%	0.54%	9.53%
Period Ended December 31, 2008(f)	$10.00	0.10	(2.47)	(2.37)	(0.13)	(0.07)	(0.20)	$7.43	(23.84)%	$114,509,407	0.39%	1.95%	0.59%	14.19%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Capital Appreciation Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund-of-funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in the Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

17

Notes to Financial Statements (Continued)

December 31, 2012

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a

18

Notes to Financial Statements (Continued)

December 31, 2012

remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Notes to Financial Statements (Continued)

December 31, 2012

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.25% for all share classes until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

20

Notes to Financial Statements (Continued)

December 31, 2012

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $548,587 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $8,350.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2013. During the year ended December 31, 2012, the waiver of such distribution fees by NFD amounted to $3,665,585.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $1,152,666 in administrative services fees from the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

21

Notes to Financial Statements (Continued)

December 31, 2012

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2012 were as follows:

Affiliated Issuer	Market Value at December 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at December 31, 2012
NVIT Multi-Manager International Growth Fund, Class Y	$181,855,318	$21,881,158	$9,323,619	$1,618,386	$3,500,721	$223,154,486
NVIT Multi-Manager International Value Fund, Class Y	221,945,600	35,614,815	17,941,842	1,446,103	3,890,989	279,700,638
NVIT Multi-Manager Large Cap Growth Fund, Class Y	301,478,205	51,505,589	38,621,090	2,353,134	19,930,851	363,881,807
NVIT Multi-Manager Large Cap Value Fund, Class Y	360,419,311	43,696,981	22,738,962	6,391,774	7,565,296	442,530,879
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	100,093,564	24,241,999	41,914,235	–	18,451,247	98,796,566
NVIT Multi-Manager Mid Cap Value Fund, Class Y	120,244,804	54,429,550	22,556,671	2,341,063	18,151,367	172,123,937
NVIT Multi-Manager Small Cap Growth Fund, Class Y	40,212,377	4,996,229	2,958,827	–	1,447,149	47,898,402
NVIT Multi-Manager Small Cap Value Fund, Class Y	60,094,834	6,987,423	4,201,197	778,371	1,966,071	74,923,772
NVIT Multi-Manager Small Company Fund, Class Y	20,031,512	2,338,624	1,003,249	74,687	503,732	24,547,178
NVIT Core Bond Fund, Class Y	203,301,283	43,228,092	17,486,392	7,501,625	3,622,153	238,913,536
NVIT Core Plus Bond Fund, Class Y	203,258,545	45,043,384	20,552,449	5,901,786	7,101,613	238,562,888
NVIT Short Term Bond Fund, Class Y	202,142,444	43,622,683	12,525,333	4,096,665	839,457	237,911,323

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

22

Notes to Financial Statements (Continued)

December 31, 2012

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $377,586,527 and sales of $211,823,866 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$31,490,903	$33,615,133	$65,106,036	$—	$65,106,036

Amount designated as “—” is zero or has been rounded to zero.

23

Notes to Financial Statements (Continued)

December 31, 2012

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$38,467,195	$11,021,567	$49,488,762	$—	$49,488,762

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$10,417,497	$76,919,408	$87,336,905	$—	$180,196,531	$267,533,436

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,262,748,881	$192,066,377	$(11,869,846)	$180,196,531

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Cardinal Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Capital Appreciation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

25

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 22.60%.

The Fund designates $33,615,133, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $2,994,808 or $0.0129 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $523,304 or $0.0023 per outstanding share.

26

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89

Director of Dentsply

International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from

2005 to present.

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

27

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

29

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

31

NVIT CardinalSM Conservative Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information

27	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-CON (2/13)

This page intentionally left blank

Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

The NVIT Cardinal Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs).

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for

2

Important Disclosures (Continued)

comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies, based on total market capitalization; represents approximately 98% of the investable U.S. equity market.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

3

Important Disclosures (Continued)

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, (NFD), Member FINRA, King of Prussia, PA 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT CardinalSM Conservative Fund

How did the Fund perform during the reporting period relation to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Cardinal Conservative Fund (Class II) returned 7.50% versus 6.77% for its composite benchmark, a blend of 15% Russell 3000® Index, 5% MSCI EAFE® Index and 80% Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 133 funds as of December 31, 2012) was 8.72% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive returns for the Fund relative to the Fund’s composite benchmark during the reporting period came from the Fund’s underlying investments in the NVIT Core Bond Fund, the NVIT Core Plus Bond Fund, and the NVIT Short Term Bond Fund (with target allocations of 20%, 20% and 35%, respectively), which gained 7.91%, 7.60% and 4.02%, respectively.

The NVIT Core Bond Fund’s holdings in investment-grade (IG) corporate bonds, taxable municipal bonds and commercial mortgage-backed securities (CMBS) were the greatest contributors to Fund performance relative to the Fund’s benchmark during the reporting period.

The NVIT Core Plus Bond Fund’s investments in commercial mortgage-backed securities (CMBS), floating-rate notes and high-yield corporate bonds were the largest contributors to Fund performance relative to the Fund’s benchmark during the reporting period. In each category, spreads (the difference between the bid price and the ask price) narrowed, given generally healthy demand from investors seeking incremental yield in the low-interest-rate environment.

The NVIT Short Term Bond Fund’s holdings in investment-grade corporate bonds, non-Agency mortgage-backed securities (non-Agency MBS) and commercial mortgage-backed securities (CMBS) were the greatest contributors to Fund performance relative to the Fund’s benchmark during the reporting period.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

None of the Fund’s underlying funds registered negative performance relative to the Fund’s composite benchmark during the reporting period; however, the NVIT Money Market Fund and the NVIT Multi-Manager Mid Cap Growth Fund contributed the least to overall Fund performance (with target allocations of 5% and 1%, respectively), which gained 0.00% and 15.07%, respectively.

Throughout the reporting period, the NVIT Money Market Fund holdings in overnight securities detracted the most from Fund performance. These securities were generally lower-yielding securities that were required to be held in the Fund for liquidity purposes. None of the Fund’s securities defaulted during the reporting period.

The greatest detractors from the NVIT Multi-Manager Mid Cap Growth Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the materials, health-care and consumer discretionary sectors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

7

Fund Performance	NVIT Cardinal Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	7.58%	4.39%
Class II	7.50%	4.32%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.80%	0.80%
Class II	1.05%	0.89%

*	Current effective prospectus dated April 30, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT CardinalSM Conservative Fund since inception through 12/31/12 versus performance of the Composite Index (a), the Russell 3000® Index (b), the MSCI EAFE® Index (c), the Barclays U.S. Aggregate Bond Index (d), and the Consumer Price Index (CPI) (e) from 4/1/08 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index comprises 15% Russell 3000® Index, 5% MSCI EAFE® Index and 80% Barclays U.S. Aggregate Bond Index.

(b)

The Russell 3000® Index is an unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization; represents approximately 98% of the investable U.S. equity market.

(c)

The MSCI EAFE® Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

(d)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT CardinalSM Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT CardinalSM Conservative Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class I Shares	Actual	1,000.00	1,039.40	1.54	0.30
	Hypothetical[c]	1,000.00	1,023.63	1.53	0.30
Class II Shares	Actual	1,000.00	1,039.60	2.00	0.39
	Hypothetical[c]	1,000.00	1,023.18	1.98	0.39

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT CardinalSM Conservative Fund
December 31, 2012

Asset Allocation †
Fixed Income Funds	74.5%
Equity Funds	20.6%
Money Market Fund	4.9%
Liabilities in excess of other assets††	0.0%

100.0%

Top Holdings †††
NVIT Short-Term Bond Fund, Class Y	34.7%
NVIT Core Bond Fund, Class Y	19.9%
NVIT Core Plus Bond Fund, Class Y	19.9%
NVIT Multi-Manager Large Cap Value Fund, Class Y	7.2%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	5.1%
NVIT Money Market Fund, Class Y	4.9%
NVIT Multi-Manager International Value Fund, Class Y	3.2%
NVIT Multi-Manager International Growth Fund, Class Y	2.1%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	2.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	1.0%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Cardinal Conservative Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 20.6%
NVIT Multi-Manager International Growth Fund, Class Y (a)	1,613,693	$16,266,021
NVIT Multi-Manager International Value Fund, Class Y (a)	2,561,278	25,023,686
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	3,768,622	39,796,644
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	6,014,130	56,472,684
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	757,723	8,100,056
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	1,560,345	16,133,966

Total Equity Funds (cost $148,553,559)		161,793,057

Fixed Income Funds 74.5%
NVIT Core Bond Fund, Class Y (a)	13,848,894	156,630,996
NVIT Core Plus Bond Fund, Class Y (a)	13,211,660	156,426,055
NVIT Short-Term Bond Fund, Class Y (a)	25,853,302	273,010,867

Total Fixed Income Funds (cost $573,446,759)		586,067,918

Money Market Fund 4.9%
NVIT Money Market Fund, Class Y, 0.00%* (a)(b)	38,917,076	38,917,076

Total Money Market Fund (cost $38,917,076)		38,917,076

Total Mutual Funds (cost $760,917,394)		786,778,051

Total Investments (cost $760,917,394) (c) — 100.0%		786,778,051

Liabilities in excess of other assets — 0.0%†		(267,064)

NET ASSETS — 100.0%		$786,510,987

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2012.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2012

NVIT CardinalSM Conservative Fund
Assets:
Investments in affiliates, at value (cost $760,917,394)	$786,778,051
Receivable for capital shares issued	2,334,617
Prepaid expenses	1,410

Total Assets	789,114,078

Liabilities:
Payable for investments purchased	2,328,787
Payable for capital shares redeemed	5,830
Accrued expenses and other payables:
Investment advisory fees	131,954
Fund administration fees	18,356
Distribution fees	58,607
Administrative servicing fees	30,768
Accounting and transfer agent fees	51
Custodian fees	4,385
Professional fees	9,180
Printing fees	7,074
Other	8,099

Total Liabilities	2,603,091

Net Assets	$786,510,987

Represented by:
Capital	$745,987,084
Accumulated undistributed net investment income	2,860,218
Accumulated net realized gains from affiliated investments	11,803,028
Net unrealized appreciation/(depreciation) from investments in affiliates	25,860,657

Net Assets	$786,510,987

Net Assets:
Class I Shares	$9,230,819
Class II Shares	777,280,168

Total	$786,510,987

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	862,628
Class II Shares	72,665,223

Total	73,527,851

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.70
Class II Shares	$10.70

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2012

NVIT CardinalSM Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$14,850,116

Total Income	14,850,116

EXPENSES:
Investment advisory fees	1,364,490
Fund administration fees	192,014
Distribution fees Class II Shares	1,685,384
Administrative servicing fees Class I Shares	4,029
Administrative servicing fees Class II Shares	337,087
Professional fees	37,007
Printing fees	20,070
Trustee fees	26,314
Custodian fees	26,183
Accounting and transfer agent fees	134
Compliance program costs (Note 3)	2,410
Other	18,568

Total expenses before fees waived	3,713,690

Distribution fees waived — Class II (Note 3)	(1,078,698)

Net Expenses	2,634,992

NET INVESTMENT INCOME	12,215,124

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	6,545,479
Net realized gains from investment transactions with affiliates	8,112,283

Net realized gains from affiliated investments	14,657,762

Net change in unrealized appreciation/(depreciation) from affiliated investments	21,745,295

Net realized/unrealized gains from affiliated investments	36,403,057

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$48,618,181

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT CardinalSM Conservative Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$12,215,124	$8,416,356
Net realized gains from affiliated investments	14,657,762	11,035,911
Net change in unrealized appreciation/(depreciation) from investments in affiliates	21,745,295	(13,494,539)

Change in net assets resulting from operations	48,618,181	5,957,728

Distributions to Shareholders From:
Net investment income:
Class I	(160,495)	(96,265)
Class II	(13,018,370)	(12,347,919)
Net realized gains:
Class I	(120,444)	(21,780)
Class II	(9,928,181)	(2,774,600)

Change in net assets from shareholder distributions	(23,227,490)	(15,240,564)

Change in net assets from capital transactions	158,220,214	216,904,948

Change in net assets	183,610,905	207,622,112

Net Assets:
Beginning of year	602,900,082	395,277,970

End of year	$786,510,987	$602,900,082

Accumulated undistributed net investment income at end of year	$2,860,218	$971,396

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,080,122	$3,364,347
Dividends reinvested	280,939	118,045
Cost of shares redeemed	(1,647,603)	(936,478)

Total Class I Shares	3,713,458	2,545,914

Class II Shares
Proceeds from shares issued	208,804,098	244,623,874
Dividends reinvested	22,946,551	15,122,519
Cost of shares redeemed	(77,243,893)	(45,387,359)

Total Class II Shares	154,506,756	214,359,034

Change in net assets from capital transactions	$158,220,214	$216,904,948

SHARE TRANSACTIONS:
Class I Shares
Issued	480,821	323,038
Reinvested	26,246	11,444
Redeemed	(153,876)	(89,640)

Total Class I Shares	353,191	244,842

Class II Shares
Issued	19,611,909	23,519,424
Reinvested	2,145,698	1,465,855
Redeemed	(7,289,331)	(4,360,596)

Total Class II Shares	14,468,276	20,624,683

Total change in shares	14,821,467	20,869,525

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$10.27	0.20	0.57	0.77	(0.19)	(0.15)	(0.34)	$10.70	7.58%	$9,230,819	0.30%	1.86%	0.30%	16.29%
Year Ended December 31, 2011(e)	$10.45	0.20	(0.05)	0.15	(0.28)	(0.05)	(0.33)	$10.27	1.50%	$5,232,810	0.30%	1.95%	0.30%	12.75%
Year Ended December 31, 2010(e)	$10.06	0.18	0.50	0.68	(0.13)	(0.16)	(0.29)	$10.45	6.87%	$2,764,606	0.30%	1.72%	0.30%	11.55%
Year Ended December 31, 2009(e)	$9.12	0.20	1.00	1.20	(0.24)	(0.02)	(0.26)	$10.06	13.22%	$1,379,456	0.31%	2.04%	0.31%	23.61%
Period Ended December 31, 2008(f)	$10.00	0.15	(0.85)	(0.70)	(0.16)	(0.02)	(0.18)	$9.12	(7.11)%	$1,362,171	0.29%	2.15%	0.40%	24.30%

Class II Shares
Year Ended December 31, 2012(e)	$10.27	0.19	0.57	0.76	(0.18)	(0.15)	(0.33)	$10.70	7.50%	$777,280,168	0.39%	1.79%	0.55%	16.29%
Year Ended December 31, 2011(e)	$10.45	0.18	(0.04)	0.14	(0.27)	(0.05)	(0.32)	$10.27	1.41%	$597,667,272	0.39%	1.75%	0.55%	12.75%
Year Ended December 31, 2010(e)	$10.06	0.17	0.51	0.68	(0.13)	(0.16)	(0.29)	$10.45	6.80%	$392,513,364	0.39%	1.61%	0.55%	11.55%
Year Ended December 31, 2009(e)	$9.13	0.22	0.96	1.18	(0.23)	(0.02)	(0.25)	$10.06	13.02%	$201,495,521	0.39%	2.28%	0.55%	23.61%
Period Ended December 31, 2008(f)	$10.00	0.14	(0.84)	(0.70)	(0.15)	(0.02)	(0.17)	$9.13	(7.04)%	$50,233,299	0.42%	3.52%	0.66%	24.30%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2012

1.   Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Conservative Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund-of-funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

17

Notes to Financial Statements (Continued)

December 31, 2012

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a

18

Notes to Financial Statements (Continued)

December 31, 2012

remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Notes to Financial Statements (Continued)

December 31, 2012

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.25% for all share classes until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

20

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $192,014 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $2,410.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2013. During the year ended December 31, 2012, the waiver of such distribution fees by NFD amounted to $1,078,698.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $341,116 in administrative services fees from the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

21

Notes to Financial Statements (Continued)

December 31, 2012

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2012 were as follows:

Affiliated Issuer	Market Value at December 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at December 31, 2012
NVIT Multi-Manager International Growth Fund, Class Y	$12,046,755	$4,610,300	$2,413,594	$116,906	$334,187	$16,266,021
NVIT Multi-Manager International Value Fund, Class Y	18,043,453	7,460,677	4,043,356	128,376	18,470	25,023,686
NVIT Multi-Manager Large Cap Growth Fund, Class Y	29,958,978	12,601,240	7,778,376	255,266	2,773,199	39,796,644
NVIT Multi-Manager Large Cap Value Fund, Class Y	41,781,548	16,196,887	8,903,280	809,145	841,457	56,472,684
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5,969,285	3,229,383	2,076,390	–	1,008,306	8,100,056
NVIT Multi-Manager Mid Cap Value Fund, Class Y	11,948,325	5,995,054	3,762,686	216,469	1,736,781	16,133,966
NVIT Core Bond Fund, Class Y	121,207,295	47,414,702	17,365,392	4,858,425	2,530,449	156,630,996
NVIT Core Plus Bond Fund, Class Y	121,182,310	48,449,391	19,264,250	3,821,167	4,587,450	156,426,055
NVIT Short Term Bond Fund, Class Y	192,822,595	100,601,995	24,454,929	4,644,362	805,557	273,010,867
NVIT Money Market Fund, Class Y	48,149,841	12,453,123	21,685,889	–	–	38,917,076
Amounts	designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

22

Notes to Financial Statements (Continued)

December 31, 2012

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $259,012,752 and sales of $111,748,142 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$13,178,865	$10,048,625	$23,227,490	$—	$23,227,490

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$12,458,652	$2,781,912	$15,240,564	$—	$15,240,564

Amount designated as “—” is zero or has been rounded to zero.

23

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$2,860,218	$11,971,053	$14,831,271	$—	$25,692,632	$40,523,903

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$761,085,419	$27,570,411	$(1,877,779)	$25,692,632

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Cardinal Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

25

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 5.00%.

The Fund designates $10,048,625, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $239,376 or $0.0033 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $41,000 or $0.0006 per outstanding share.

26

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund ComplexOverseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of
Dentsply
International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals)
				from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None

27

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund ComplexOverseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

29

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company
with	a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

31

NVIT CardinalSM Moderate Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information

27	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-MOD (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

The NVIT Cardinal Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs).

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have

2

Important Disclosures (Continued)

been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies, based on total market capitalization; represents approximately 98% of the investable U.S. equity market.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

3

Important Disclosures (Continued)

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, (NFD), Member FINRA, King of Prussia, PA 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT CardinalSM Moderate Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Cardinal Moderate Fund (Class II) returned 12.37% versus 11.79% for its composite benchmark, a blend of 45% Russell 3000® Index, 15% MSCI EAFE® Index and 40% Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 231 funds as of December 31, 2012) was 11.21% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive returns for the Fund relative to the Fund’s composite benchmark during the reporting period came from the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager International Value Fund (with target allocations of 16%, 13% and 9%, respectively), which gained 18.09%, 16.63% and 17.49%, respectively.

The greatest contributors to NVIT Multi-Manager Large Cap Value Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s underweight position in the utilities sector and its positions in the health-care and financials sectors.

The greatest contributors to NVIT Multi-Manager Large Cap Growth Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the information technology, consumer discretionary and health-care sectors.

The greatest contributors to NVIT Multi-Manager International Value Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the financials, industrials and information technology sectors.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

None of the Fund’s underlying funds registered negative performance relative to the Fund’s composite benchmark during the reporting period; however, the NVIT Money Market Fund and the NVIT Multi-Manager Small Cap Growth Fund contributed the least to overall Fund performance (with target allocations of 2% and 1%, respectively), which gained 0.00% and 13.55%, respectively.

Throughout the reporting period, the NVIT Money Market Fund holdings in overnight securities detracted the most from Fund performance. These securities were generally lower-yielding securities that were required to be held in the Fund for liquidity purposes. None of the Fund’s securities defaulted during the reporting period.

The most significant detractors from the NVIT Multi-Manager Small Cap Growth Fund’s performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the industrials, materials and consumer discretionary sectors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

7

Fund Performance	NVIT CardinalSM Moderate Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	12.45%	3.70%
Class II	12.37%	3.60%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.94%	0.94%
Class II	1.19%	1.03%

*	Current effective prospectus dated April 30, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Moderate Fund since inception through 12/31/12 versus performance of the Composite Index (a), the Russell 3000® Index (b), the MSCI EAFE® Index (c), the Barclays U.S. Aggregate Bond Index (d) and the Consumer Price Index (CPI) (e) from 4/1/08 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index comprises 45% Russell 3000® Index, 15% MSCI EAFE® Index and 40% Barclays U.S. Aggregate Bond Index.

(b)

The Russell 3000® Index is an unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization; represents approximately 98% of the investable U.S. equity market.

(c)

The MSCI EAFE® Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

(d)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT CardinalSM Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Cardinal SM Moderate Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 -12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 -12/31/12[a,b]
Class I Shares	Actual	1,000.00	1,067.60	1.51	0.29
	Hypothetical[c]	1,000.00	1,023.68	1.48	0.29
Class II Shares	Actual	1,000.00	1,066.80	1.97	0.38
	Hypothetical[c]	1,000.00	1,023.23	1.93	0.38

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT CardinalSM Moderate Fund
December 31, 2012

Asset Allocation †
Equity Funds	60.8%
Fixed Income Funds	37.2%
Money Market Fund	2.0%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
NVIT Multi-Manager Large Cap Value Fund, Class Y	16.1%
NVIT Short-Term Bond Fund, Class Y	13.7%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	12.9%
NVIT Core Bond Fund, Class Y	11.8%
NVIT Core Plus Bond Fund, Class Y	11.7%
NVIT Multi-Manager International Value Fund, Class Y	9.4%
NVIT Multi-Manager International Growth Fund, Class Y	7.1%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	6.1%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	4.1%
NVIT Multi-Manager Small Cap Value Fund, Class Y	3.1%
Other Holdings	4.0%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT CardinalSM Moderate Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 60.8%
NVIT Multi-Manager International Growth Fund, Class Y (a)	16,226,071	$163,558,794
NVIT Multi-Manager International Value Fund, Class Y (a)	22,070,085	215,624,733
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	28,146,071	297,222,510
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	39,479,726	370,714,625
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	8,709,240	93,101,779
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	13,446,656	139,038,422
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	1,289,450	22,578,262
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	5,973,501	70,606,777
NVIT Multi-Manager Small Company Fund, Class Y (a)	1,180,985	23,135,503

Total Equity Funds (cost $1,261,011,578)		1,395,581,405

Fixed Income Funds 37.2%
NVIT Core Bond Fund, Class Y (a)	23,892,187	270,220,634
NVIT Core Plus Bond Fund, Class Y (a)	22,789,727	269,830,368
NVIT Short-Term Bond Fund, Class Y (a)	29,729,901	313,947,752

Total Fixed Income Funds (cost $825,820,652)		853,998,754

Money Market Fund 2.0%
NVIT Money Market Fund, Class Y, 0.00%* (a)(b)	44,748,744	44,748,744

Total Money Market Fund (cost $44,748,744)		44,748,744

Total Mutual Funds (cost $2,131,580,974)		2,294,328,903

Total Investments (cost $2,131,580,974) (c) — 100.0%		2,294,328,903

Liabilities in excess of other assets — 0.0%†		(740,781)

NET ASSETS — 100.0%		$2,293,588,122

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2012.
(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2012

NVIT CardinalSM Moderate Fund
Assets:
Investments in affiliates, at value (cost $2,131,580,974)	$2,294,328,903
Receivable for capital shares issued	4,693,411
Prepaid expenses	4,689

Total Assets	2,299,027,003

Liabilities:
Payable for investments purchased	4,589,579
Payable for capital shares redeemed	103,832
Accrued expenses and other payables:
Investment advisory fees	383,473
Fund administration fees	46,408
Distribution fees	171,020
Administrative servicing fees	89,553
Accounting and transfer agent fees	127
Custodian fees	12,923
Professional fees	16,942
Printing fees	6,964
Other	18,060

Total Liabilities	5,438,881

Net Assets	$2,293,588,122

Represented by:
Capital	$2,055,319,190
Accumulated undistributed net investment income	9,502,097
Accumulated net realized gains from affiliated investments	66,018,906
Net unrealized appreciation/(depreciation) from investments in affiliates	162,747,929

Net Assets	$2,293,588,122

Net Assets:
Class I Shares	$22,401,147
Class II Shares	2,271,186,975

Total	$2,293,588,122

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,103,650
Class II Shares	213,546,096

Total	215,649,746

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.65
Class II Shares	$10.64

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2012

NVIT CardinalSM Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$32,596,400

Total Income	32,596,400

EXPENSES:
Investment advisory fees	4,296,130
Fund administration fees	514,028
Distribution fees Class II Shares	5,321,384
Administrative servicing fees Class I Shares	9,752
Administrative servicing fees Class II Shares	1,064,261
Professional fees	91,229
Printing fees	22,181
Trustee fees	82,198
Custodian fees	82,026
Accounting and transfer agent fees	258
Compliance program costs (Note 3)	8,019
Other	55,140

Total expenses before fees waived	11,546,606

Distribution fees waived — Class II (Note 3)	(3,405,698)

Net Expenses	8,140,908

NET INVESTMENT INCOME	24,455,492

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	34,891,696
Net realized gains from investment transactions with affiliates	41,275,055

Net realized gains from affiliated investments	76,166,751

Net change in unrealized appreciation/(depreciation) from affiliated investments	143,229,275

Net realized/unrealized gains from affiliated investments	219,396,026

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$243,851,518

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT CardinalSM Moderate Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$24,455,492	$21,026,191
Net realized gains from affiliated investments	76,166,751	40,494,233
Net change in unrealized appreciation/(depreciation) from investments in affiliates	143,229,275	(108,852,680)

Change in net assets resulting from operations	243,851,518	(47,332,256)

Distributions to Shareholders From:
Net investment income:
Class I	(296,875)	(448,320)
Class II	(30,799,167)	(38,379,566)
Net realized gains:
Class I	(312,196)	(117,429)
Class II	(34,176,911)	(11,226,826)

Change in net assets from shareholder distributions	(65,585,149)	(50,172,141)

Change in net assets from capital transactions	208,835,788	639,288,864

Change in net assets	387,102,157	541,784,467

Net Assets:
Beginning of year	1,906,485,965	1,364,701,498

End of year	$2,293,588,122	$1,906,485,965

Accumulated undistributed net investment income at end of year	$9,502,097	$6,643,717

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,995,857	$5,671,432
Dividends reinvested	609,071	565,749
Cost of shares redeemed	(3,923,663)	(4,103,132)

Total Class I Shares	2,681,265	2,134,049

Class II Shares
Proceeds from shares issued	188,560,651	602,388,484
Dividends reinvested	64,976,078	49,606,392
Cost of shares redeemed	(47,382,206)	(14,840,061)

Total Class II Shares	206,154,523	637,154,815

Change in net assets from capital transactions	$208,835,788	$639,288,864

SHARE TRANSACTIONS:
Class I Shares
Issued	569,912	553,270
Reinvested	57,433	56,629
Redeemed	(379,330)	(404,065)

Total Class I Shares	248,015	205,834

Class II Shares
Issued	18,296,411	59,148,085
Reinvested	6,137,318	4,986,765
Redeemed	(4,549,812)	(1,465,084)

Total Class II Shares	19,883,917	62,669,766

Total change in shares	20,131,932	62,875,600

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$9.76	0.13	1.09	1.22	(0.16)	(0.17)	–	(0.33)	$10.65	12.45%	$22,401,147	0.29%	1.21%	0.29%	9.52%
Year Ended December 31, 2011(e)	$10.30	0.13	(0.36)	(0.23)	(0.25)	(0.06)	–	(0.31)	$9.76	(2.25)%	$18,114,596	0.29%	1.26%	0.29%	8.66%
Year Ended December 31, 2010(e)	$9.33	0.13	0.93	1.06	(0.09)	–	–	(0.09)	$10.30	11.42%	$16,991,776	0.29%	1.34%	0.29%	4.41%
Year Ended December 31, 2009(e)	$7.78	0.14	1.56	1.70	(0.15)	–	–	(0.15)	$9.33	22.01%	$7,668,257	0.29%	1.70%	0.29%	9.32%
Period Ended December 31, 2008(f)	$10.00	0.11	(2.15)	(2.04)	(0.13)	(0.05)	–	(0.18)	$7.78	(20.45)%	$3,018,008	0.27%	2.08%	0.36%	13.37%

Class II Shares
Year Ended December 31, 2012(e)	$9.75	0.12	1.09	1.21	(0.15)	(0.17)	–	(0.32)	$10.64	12.37%	$2,271,186,975	0.38%	1.14%	0.54%	9.52%
Year Ended December 31, 2011(e)	$10.29	0.13	(0.37)	(0.24)	(0.24)	(0.06)	–	(0.30)	$9.75	(2.33)%	$1,888,371,369	0.38%	1.26%	0.54%	8.66%
Year Ended December 31, 2010(e)	$9.32	0.13	0.92	1.05	(0.08)	–	–	(0.08)	$10.29	11.37%	$1,347,709,722	0.38%	1.32%	0.54%	4.41%
Year Ended December 31, 2009(e)	$7.78	0.15	1.53	1.68	(0.14)	–	–	(0.14)	$9.32	21.95%	$513,389,824	0.38%	1.70%	0.54%	9.32%
Period Ended December 31, 2008(f)	$10.00	0.11	(2.15)	(2.04)	(0.13)	(0.05)	–	(0.18)	$7.78	(20.48)%	$110,864,444	0.39%	2.28%	0.59%	13.37%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Moderate Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund-of-funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

17

Notes to Financial Statements (Continued)

December 31, 2012

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a

18

Notes to Financial Statements (Continued)

December 31, 2012

remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Notes to Financial Statements (Continued)

December 31, 2012

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.25% for all share classes until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

20

Notes to Financial Statements (Continued)

December 31, 2012

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $514,028 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $8,019.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2013. During the year ended December 31, 2012, the waiver of such distribution fees by NFD amounted to $3,405,698.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $1,074,013 in administrative services fees from the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

21

Notes to Financial Statements (Continued)

December 31, 2012

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2012 were as follows:

Affiliated Issuer	Market Value at December 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at December 31, 2012
NVIT Multi-Manager International Growth Fund, Class Y	$133,768,168	$16,399,923	$7,632,142	$1,177,860	$2,884,380	$163,558,794
NVIT Multi-Manager International Value Fund, Class Y	171,737,783	26,488,326	13,476,442	1,107,291	3,342,087	215,624,733
NVIT Multi-Manager Large Cap Growth Fund, Class Y	247,105,971	41,640,701	32,054,722	1,908,545	15,058,743	297,222,510
NVIT Multi-Manager Large Cap Value Fund, Class Y	302,978,232	37,439,424	20,846,111	5,317,301	7,078,878	370,714,625
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	75,728,506	21,624,365	16,289,460	–	10,880,037	93,101,779
NVIT Multi-Manager Mid Cap Value Fund, Class Y	113,718,116	26,485,196	18,977,042	1,876,920	15,314,549	139,038,422
NVIT Multi-Manager Small Cap Growth Fund, Class Y	38,030,993	3,116,756	24,086,591	–	8,269,925	22,578,262
NVIT Multi-Manager Small Cap Value Fund, Class Y	37,891,288	26,013,444	1,944,733	727,862	989,789	70,606,777
NVIT Multi-Manager Small Company Fund, Class Y	18,944,531	2,184,042	991,873	69,900	503,905	23,135,503
NVIT Core Bond Fund, Class Y	230,727,477	45,160,497	16,687,777	8,420,769	3,572,791	270,220,634
NVIT Core Plus Bond Fund, Class Y	230,678,997	47,172,441	20,103,500	6,624,746	7,314,972	269,830,368
NVIT Short Term Bond Fund, Class Y	248,525,103	72,645,993	12,931,747	5,365,206	879,104	313,947,752
NVIT Money Market Fund, Class Y	57,284,367	5,962,082	18,497,704	–	–	44,748,744

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual or semi-annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

22

Notes to Financial Statements (Continued)

December 31, 2012

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $372,333,190 and sales of $204,519,844 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$31,096,042	$34,489,107	$65,585,149	$—	$65,585,149

Amount designated as “—” is zero or has been rounded to zero.

23

Notes to Financial Statements (Continued)

December 31, 2012

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$38,827,886	$11,344,255	$50,172,141	$—	$50,172,141

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$9,502,097	$66,688,650	$76,190,747	$—	$162,078,185	$238,268,932

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,132,250,718	$168,824,658	$(6,746,473)	$162,078,185

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Cardinal Moderate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Moderate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations, the changes in its net assets in each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

25

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 19.08%.

The Fund designates $34,489,107, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $2,232,439 or $0.0104 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $388,196 or $0.0018 per outstanding share.

26

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89

Director of
Dentsply
International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany
International Corp. (paper

industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals
Technology, Inc.
(specialty
chemicals) from 2005 to present.

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

27

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

29

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

31

NVIT CardinalSM Moderately Aggressive Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

2	Summary of Market Environment

12	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information

28	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-MAG (2/13)

This page intentionally left blank

Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

The NVIT Cardinal Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs).

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2

Important Disclosures (Continued)

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies, based on total market capitalization; represents approximately 98% of the investable U.S. equity market.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in

3

Important Disclosures (Continued)

mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide

Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, (NFD), Member FINRA, King of Prussia, PA 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT CardinalSM Moderately Aggressive Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Cardinal Moderately Aggressive Fund (Class II) returned 14.59% versus 14.32% for its composite benchmark, a blend of 55% Russell 3000® Index, 25% MSCI EAFE® Index and 20% Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 318 funds as of December 31, 2012) was 13.50% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive returns for the Fund relative to the Fund’s composite benchmark during the reporting period came from the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Large Cap Growth Fund and the NVIT Multi-Manager International Value Fund (with target allocations of 19%, 16% and 13%, respectively), which gained 18.09%, 16.63% and 17.49%, respectively.

The greatest contributors to NVIT Multi-Manager Large Cap Value Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s underweight position in the utilities sector and its positions in the health-care and financials sectors.

The greatest contributors to NVIT Multi-Manager Large Cap Growth Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the information technology, consumer discretionary and health-care sectors.

The greatest contributors to NVIT Multi-Manager International Value Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the financials, industrials and information technology sectors.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

All of the Fund’s underlying funds contributed positive performance relative to the Fund’s composite benchmark during the reporting period; however, the NVIT Short Term Bond Fund and the NVIT Multi-Manager Small Cap Growth Fund contributed the least to overall Fund performance (with target allocations of 5% and 2%, respectively), which gained 4.02% and 13.55%, respectively.

The NVIT Short Term Bond Fund’s underweight positions in Agency mortgage-backed securities (MBS) and government bonds (Treasurys and Agencies) relative to the Fund’s benchmark detracted from the Fund’s relative performance during the reporting period. A cash holding during the reporting period, held for ongoing liquidity purposes and not part of the benchmark, reduced relative Fund performance as cash yields were low during the reporting period and seemed likely to continue to be low, given the Federal Reserve’s prevailing monetary policy.

The most significant detractors from the NVIT Multi-Manager Small Cap Growth Fund’s performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the industrials, materials and consumer discretionary sectors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

7

Fund Performance	NVIT CardinalSM Moderately Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	14.67%	2.88%
Class II	14.59%	2.78%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	1.03%	1.03%
Class II	1.28%	1.12%
*	Current effective prospectus dated April 30, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Moderately Aggressive Fund since inception through 12/31/12 versus performance of the Composite Index (a) the Russell 3000® Index (b), the MSCI EAFE® Index (c), the Barclays U.S. Aggregate Bond Index (d), and the Consumer Price Index (CPI)(e) from 4/1/08 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index comprises 55% Russell 3000® Index, 25% MSCI EAFE® Index and 20% Barclays U.S. Aggregate Bond Index.

(b)

The Russell 3000® Index is an unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization; represents approximately 98% of the investable U.S. equity market.

(c)

The MSCI EAFE® Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

(d)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT CardinalSM Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT CardinalSM Moderately Aggressive Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class I Shares	Actual	1,000.00	1,081.90	1.57	0.30
	Hypothetical[c]	1,000.00	1,023.63	1.53	0.30
Class II Shares	Actual	1,000.00	1,081.00	2.04	0.39
	Hypothetical[c]	1,000.00	1,023.18	1.98	0.39

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT CardinalSM Moderately Aggressive Fund
December 31, 2012

Asset Allocation †
Equity Funds	80.6%
Fixed Income Funds	19.4%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
NVIT Multi-Manager Large Cap Value Fund, Class Y	19.1%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	15.8%
NVIT Multi-Manager International Value Fund, Class Y	13.5%
NVIT Multi-Manager International Growth Fund, Class Y	12.1%
NVIT Core Bond Fund, Class Y	7.3%
NVIT Core Plus Bond Fund, Class Y	7.3%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	7.0%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	5.0%
NVIT Short-Term Bond Fund, Class Y	4.8%
NVIT Multi-Manager Small Cap Value Fund, Class Y	4.1%
Other Holdings	4.0%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT CardinalSM Moderately Aggressive Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 80.6%
NVIT Multi-Manager International Growth Fund, Class Y (a)	4,970,262	$50,100,242
NVIT Multi-Manager International Value Fund, Class Y (a)	5,697,866	55,668,148
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	6,188,246	65,347,874
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	8,375,842	78,649,153
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	1,945,192	20,794,098
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	2,802,829	28,981,249
NVIT Multi-Manager Small Cap Growth Fund, Class Y* (a)	460,462	8,062,694
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	1,423,155	16,821,688
NVIT Multi-Manager Small Company Fund, Class Y (a)	421,939	8,265,788

Total Equity Funds (cost $281,120,357)		332,690,934

Fixed Income Funds 19.4%
NVIT Core Bond Fund, Class Y (a)	2,666,958	30,163,291
NVIT Core Plus Bond Fund, Class Y (a)	2,543,814	30,118,753
NVIT Short-Term Bond Fund, Class Y (a)	1,896,211	20,023,989

Total Fixed Income Funds (cost $76,791,375)		80,306,033

Total Mutual Funds (cost $357,911,732)		412,996,967

Total Investments (cost $357,911,732) (b) — 100.0%		412,996,967

Liabilities in excess of other assets — 0.0%†		(147,746)

NET ASSETS — 100.0%		$412,849,221

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2012

NVIT CardinalSM Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $357,911,732)	$412,996,967
Receivable for investments sold	1,060,777
Receivable for capital shares issued	5,354
Prepaid expenses	874

Total Assets	414,063,972

Liabilities:
Payable for capital shares redeemed	1,066,131
Accrued expenses and other payables:
Investment advisory fees	68,639
Fund administration fees	11,414
Distribution fees	28,806
Administrative servicing fees	16,662
Accounting and transfer agent fees	1,260
Custodian fees	2,285
Professional fees	7,941
Printing fees	7,220
Other	4,393

Total Liabilities	1,214,751

Net Assets	$412,849,221

Represented by:
Capital	$337,234,617
Accumulated undistributed net investment income	1,620,358
Accumulated net realized gains from affiliated investments	18,909,011
Net unrealized appreciation/(depreciation) from investments in affiliates	55,085,235

Net Assets	$412,849,221

Net Assets:
Class I Shares	$33,645,683
Class II Shares	379,203,538

Total	$412,849,221

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,321,589
Class II Shares	37,460,102

Total	40,781,691

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.13
Class II Shares	$10.12

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2012

NVIT CardinalSM Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$4,869,064

Total Income	4,869,064

EXPENSES:
Investment advisory fees	809,888
Fund administration fees	131,073
Distribution fees Class II Shares	933,362
Administrative servicing fees Class I Shares	15,799
Administrative servicing fees Class II Shares	186,669
Professional fees	26,366
Printing fees	15,555
Trustee fees	15,208
Custodian fees	15,186
Compliance program costs (Note 3)	1,641
Other	14,003

Total expenses before earnings credit, fees waived and expenses reimbursed	2,164,750

Earnings credit (Note 5)	(3)
Distribution fees waived — Class II (Note 3)	(597,354)
Expenses reimbursed by adviser (Note 3)	(16,371)

Net Expenses	1,551,022

NET INVESTMENT INCOME	3,318,042

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	7,044,216
Net realized gains from investment transactions with affiliates	14,047,145

Net realized gains from affiliated investments	21,091,361

Net change in unrealized appreciation/(depreciation) from affiliated investments	30,291,897

Net realized/unrealized gains from affiliated investments	51,383,258

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$54,701,300

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Aggressive Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$3,318,042	$3,795,717
Net realized gains from affiliated investments	21,091,361	11,543,101
Net change in unrealized appreciation/(depreciation) from investments in affiliates	30,291,897	(34,293,607)

Change in net assets resulting from operations	54,701,300	(18,954,789)

Distributions to Shareholders From:
Net investment income:
Class I	(421,057)	(692,610)
Class II	(4,468,244)	(9,073,841)
Net realized gains:
Class I	(841,149)	(265,904)
Class II	(9,745,147)	(3,440,076)

Change in net assets from shareholder distributions	(15,475,597)	(13,472,431)

Change in net assets from capital transactions	(7,733,023)	(2,000,453)

Change in net assets	31,492,680	(34,427,673)

Net Assets:
Beginning of year	381,356,541	415,784,214

End of year	$412,849,221	$381,356,541

Accumulated undistributed net investment income at end of year	$1,620,358	$1,570,690

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$7,032,669	$6,636,266
Dividends reinvested	1,262,206	958,514
Cost of shares redeemed	(5,996,631)	(2,897,379)

Total Class I Shares	2,298,244	4,697,401

Class II Shares
Proceeds from shares issued	10,109,371	16,665,316
Dividends reinvested	14,213,391	12,513,917
Cost of shares redeemed	(34,354,029)	(35,877,087)

Total Class II Shares	(10,031,267)	(6,697,854)

Change in net assets from capital transactions	$(7,733,023)	$(2,000,453)

15

Statements of Changes in Net Assets (Continued)

	NVIT CardinalSM Moderately Aggressive Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011

SHARE TRANSACTIONS:
Class I Shares
Issued	717,821	678,070
Reinvested	125,783	101,384
Redeemed	(612,361)	(308,075)

Total Class I Shares	231,243	471,379

Class II Shares
Issued	1,024,124	1,689,563
Reinvested	1,419,409	1,320,756
Redeemed	(3,479,705)	(3,705,768)

Total Class II Shares	(1,036,172)	(695,449)

Total change in shares	(804,929)	(224,070)

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$9.18	0.09	1.25	1.34	(0.13)	(0.26)	–	(0.39)	$10.13	14.67%	$33,645,683	0.30%	0.94%	0.30%	8.85%
Year Ended December 31, 2011(e)	$9.95	0.10	(0.54)	(0.44)	(0.24)	(0.09)	–	(0.33)	$9.18	(4.57)%	$28,354,511	0.30%	1.06%	0.30%	13.96%
Year Ended December 31, 2010(e)	$8.84	0.10	1.07	1.17	(0.06)	–	–	(0.06)	$9.95	13.50%	$26,058,874	0.30%	1.14%	0.31%	5.62%
Year Ended December 31, 2009(e)	$7.08	0.11	1.76	1.87	(0.11)	–	–	(0.11)	$8.84	26.69%	$13,307,323	0.30%	1.44%	0.30%	15.09%
Period Ended December 31, 2008(f)	$10.00	0.10	(2.81)	(2.71)	(0.13)	(0.08)	–	(0.21)	$7.08	(27.24)%	$4,927,688	0.28%	1.52%	0.36%	13.38%

Class II Shares
Year Ended December 31, 2012(e)	$9.17	0.08	1.25	1.33	(0.12)	(0.26)	–	(0.38)	$10.12	14.59%	$379,203,538	0.39%	0.81%	0.55%	8.85%
Year Ended December 31, 2011(e)	$9.94	0.09	(0.54)	(0.45)	(0.23)	(0.09)	–	(0.32)	$9.17	(4.67)%	$353,002,030	0.39%	0.91%	0.55%	13.96%
Year Ended December 31, 2010(e)	$8.84	0.11	1.05	1.16	(0.06)	–	–	(0.06)	$9.94	13.31%	$389,725,340	0.39%	1.21%	0.56%	5.62%
Year Ended December 31, 2009(e)	$7.08	0.09	1.78	1.87	(0.11)	–	–	(0.11)	$8.84	26.58%	$189,004,607	0.38%	1.23%	0.54%	15.09%
Period Ended December 31, 2008(f)	$10.00	0.10	(2.81)	(2.71)	(0.13)	(0.08)	–	(0.21)	$7.08	(27.26)%	$98,014,675	0.39%	1.68%	0.60%	13.38%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Moderately Aggressive Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund-of-funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

18

Notes to Financial Statements (Continued)

December 31, 2012

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

19

Notes to Financial Statements (Continued)

December 31, 2012

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

Notes to Financial Statements (Continued)

December 31, 2012

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.25% for all share classes until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2010 Amount	Fiscal Year 2011 Amount	Fiscal Year 2012 Amount	Total
$24,128	$3,303	$16,371	$43,802

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

21

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $131,073 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $1,641.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2013. During the year ended December 31, 2012, the waiver of such distribution fees by NFD amounted to $597,354.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $202,468 in administrative services fees from the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

22

Notes to Financial Statements (Continued)

December 31, 2012

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2012 were as follows:

Affiliated Issuer	Market Value at December 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at December 31, 2012
NVIT Multi-Manager International Growth Fund, Class Y	$45,939,900	$2,003,104	$4,609,788	$365,345	$1,548,374	$50,100,242
NVIT Multi-Manager International Value Fund, Class Y	49,695,520	4,334,542	6,680,710	289,316	1,330,796	55,668,148
NVIT Multi-Manager Large Cap Growth Fund, Class Y	60,928,633	5,540,529	10,764,176	424,887	5,121,277	65,347,874
NVIT Multi-Manager Large Cap Value Fund, Class Y	72,078,827	3,181,773	8,151,808	1,142,082	2,269,693	78,649,153
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	18,965,653	3,771,264	4,845,459	–	2,990,311	20,794,098
NVIT Multi-Manager Mid Cap Value Fund, Class Y	26,578,851	4,084,072	5,622,810	396,624	3,755,742	28,981,249
NVIT Multi-Manager Small Cap Growth Fund, Class Y	7,619,255	372,315	956,840	–	459,928	8,062,694
NVIT Multi-Manager Small Cap Value Fund, Class Y	15,180,214	605,324	1,837,035	175,916	859,753	16,821,688
NVIT Multi-Manager Small Company Fund, Class Y	7,589,370	316,387	780,634	25,285	361,241	8,265,788
NVIT Core Bond Fund, Class Y	28,890,106	4,249,260	4,315,879	952,933	810,152	30,163,291
NVIT Core Plus Bond Fund, Class Y	28,884,042	4,484,291	4,708,485	749,752	1,373,701	30,118,753
NVIT Short Term Bond Fund, Class Y	19,150,070	2,888,309	2,444,277	346,924	181,421	20,023,989

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were

23

Notes to Financial Statements (Continued)

December 31, 2012

used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $35,831,170 and sales of $55,717,901 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,889,301	$10,586,296	$15,475,597	$—	$15,475,597

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,766,451	$3,705,980	$13,472,431	$—	$13,472,431

Amount designated as “—” is zero or has been rounded to zero.

24

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,620,358	$19,483,574	$21,103,932	$—	$54,510,672	$75,614,604

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$358,486,295	$55,394,342	$(883,670)	$54,510,672

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Cardinal Moderately Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Moderately Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

26

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 27.59%.

The Fund designates $10,586,296, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $640,284 or $0.0157 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $113,163 or $0.0028 per outstanding share.

27

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

29

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

31

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32

NVIT CardinalSM Moderately Conservative Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information

27	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CD-MCON (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

The NVIT Cardinal Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Cardinal Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs).

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2

Important Disclosures (Continued)

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies, based on total market capitalization; represents approximately 98% of the investable U.S. equity market.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in

3

Important Disclosures (Continued)

mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, (NFD), Member FINRA, King of Prussia, PA 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT CardinalSM Moderately Conservative Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Cardinal Moderately Conservative Fund (Class II) returned 10.04% versus 9.29% for its composite benchmark, a blend of 30% Russell 3000® Index, 10% MSCI EAFE® Index and 60% Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 231 funds as of December 31, 2012) was 11.21% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive returns for the Fund relative to the Fund’s composite benchmark during the reporting period came from the Fund’s underlying investments in the NVIT Multi-Manager Large Cap Value Fund, the NVIT Multi-Manager Large Cap Growth Fund and the NVIT Core Bond Fund (with target allocations of 13%, 9% and 16.5%, respectively), which gained 18.09%, 16.63% and 7.91%, respectively.

The greatest contributors to NVIT Multi-Manager Large Cap Value Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s underweight position in the utilities sector and its positions in the health-care and financials sectors.

The greatest contributors to NVIT Multi-Manager Large Cap Growth Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the information technology, consumer discretionary and health-care sectors.

The NVIT Core Bond Fund’s holdings in investment-grade corporate bonds, taxable municipal bonds and commercial mortgage-backed securities (CMBS) were the greatest contributors to Fund performance relative to the Fund’s benchmark during the reporting period.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

None of the Fund’s underlying funds registered negative performance relative to the Fund’s composite benchmark during the reporting period; however, the NVIT Money Market Fund and the NVIT Multi-Manager Small Company Fund contributed the least to overall Fund performance (with target allocations of 3% and 1%, respectively), which gained 0.00% and 13.55%, respectively.

Throughout the reporting period, the NVIT Money Market Fund holdings in overnight securities detracted the most from Fund performance. These securities were generally lower-yielding securities that were required to be held in the Fund for liquidity purposes. None of the Fund’s securities defaulted during the reporting period.

The most significant detractors from the NVIT Multi-Manager Small Company Fund’s performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the materials, consumer staples and energy sectors.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

7

Fund Performance	NVIT CardinalSM Moderately Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	10.13%	4.23%
Class II	10.04%	4.16%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 27, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.87%	0.87%
Class II	1.12%	0.96%

*	Current effective prospectus dated April 30, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Cardinal Moderately Conservative Fund since inception through 12/31/12 versus performance of the Composite Index(a), the Russell 3000® Index(b), the MSCI EAFE® Index(c), the Barclays U.S. Aggregate Bond Index(d), and the Consumer Price Index (CPI)(e) from 4/1/08 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes do not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index comprises 30% Russell 3000® Index, 10% MSCI EAFE® Index and 60% Barclays U.S. Aggregate Bond Index.

(b)

The Russell 3000® Index is an unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization; represents approximately 98% of the investable U.S. equity market.

(c)

The MSCI EAFE® Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designated to measure the performance of the stocks in developed markets outside the United States and Canada.

(d)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT CardinalSM Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT CardinalSM Moderately Conservative Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class I Shares	Actual	1,000.00	1,053.60	1.55	0.30
	Hypothetical[c]	1,000.00	1,023.63	1.53	0.30
Class II Shares	Actual	1,000.00	1,053.70	2.01	0.39
	Hypothetical[c]	1,000.00	1,023.18	1.98	0.39

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT CardinalSM Moderately Conservative Fund
December 31, 2012

Asset Allocation †
Fixed Income Funds	56.3%
Equity Funds	40.8%
Money Market Fund	2.9%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
NVIT Short-Term Bond Fund, Class Y	23.6%
NVIT Core Bond Fund, Class Y	16.3%
NVIT Core Plus Bond Fund, Class Y	16.3%
NVIT Multi-Manager Large Cap Value Fund, Class Y	13.2%
NVIT Multi-Manager Large Cap Growth Fund, Class Y	9.0%
NVIT Multi-Manager International Value Fund, Class Y	6.3%
NVIT Multi-Manager International Growth Fund, Class Y	4.1%
NVIT Multi-Manager Mid Cap Value Fund, Class Y	4.1%
NVIT Money Market Fund, Class Y	2.9%
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	2.1%
Other Holdings	2.1%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT CardinalSM Moderately Conservative Fund

Mutual Funds 100.0%

	Shares	Market Value

Equity Funds 40.8%
NVIT Multi-Manager International Growth Fund, Class Y (a)	3,015,547	$30,396,716
NVIT Multi-Manager International Value Fund, Class Y (a)	4,785,025	46,749,695
NVIT Multi-Manager Large Cap Growth Fund, Class Y (a)	6,337,788	66,927,044
NVIT Multi-Manager Large Cap Value Fund, Class Y (a)	10,433,392	97,969,551
NVIT Multi-Manager Mid Cap Growth Fund, Class Y* (a)	1,416,277	15,140,005
NVIT Multi-Manager Mid Cap Value Fund, Class Y (a)	2,915,668	30,148,011
NVIT Multi-Manager Small Cap Value Fund, Class Y (a)	647,625	7,654,923
NVIT Multi-Manager Small Company Fund, Class Y (a)	384,148	7,525,468

Total Equity Funds (cost $275,495,292)		302,511,413

Fixed Income Funds 56.3%
NVIT Core Bond Fund, Class Y (a)	10,685,777	120,856,136
NVIT Core Plus Bond Fund, Class Y (a)	10,192,922	120,684,201
NVIT Short-Term Bond Fund, Class Y (a)	16,578,183	175,065,608

Total Fixed Income Funds (cost $404,829,523)		416,605,945

Money Market Fund 2.9%
NVIT Money Market Fund, Class Y, 0.00%* (a)(b)	21,834,366	21,834,366

Total Money Market Fund (cost $21,834,366)		21,834,366

Total Mutual Funds (cost $702,159,181)		740,951,724

Total Investments (cost $702,159,181) (c) —100.0%		740,951,724

Liabilities in excess of other assets — 0.0%†		(253,537)

NET ASSETS — 100.0%		$740,698,187

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2012.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2012

NVIT CardinalSM Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $702,159,181)	$740,951,724
Receivable for capital shares issued	1,881,604
Prepaid expenses	1,402

Total Assets	742,834,730

Liabilities:
Payable for investments purchased	1,871,021
Payable for capital shares redeemed	10,583
Accrued expenses and other payables:
Investment advisory fees	123,784
Fund administration fees	17,451
Distribution fees	55,331
Administrative servicing fees	28,857
Accounting and transfer agent fees	50
Custodian fees	4,186
Professional fees	9,134
Printing fees	6,993
Recoupment fees	2,793
Other	6,360

Total Liabilities	2,136,543

Net Assets	$740,698,187

Represented by:
Capital	$682,324,511
Accumulated undistributed net investment income	2,945,810
Accumulated net realized gains from affiliated investments	16,635,323
Net unrealized appreciation/(depreciation) from investments in affiliates	38,792,543

Net Assets	$740,698,187

Net Assets:
Class I Shares	$4,955,966
Class II Shares	735,742,221

Total	$740,698,187

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	458,895
Class II Shares	68,144,284

Total	68,603,179

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.80
Class II Shares	$10.80

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2012

NVIT CardinalSM Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$12,481,236

Total Income	12,481,236

EXPENSES:
Investment advisory fees	1,331,253
Fund administration fees	188,366
Distribution fees Class II Shares	1,653,503
Administrative servicing fees Class I Shares	2,111
Administrative servicing fees Class II Shares	330,696
Professional fees	36,373
Printing fees	16,419
Trustee fees	25,261
Custodian fees	25,604
Accounting and transfer agent fees	60
Compliance program costs (Note 3)	2,458
Recoupment fees (Note 3)	7,703
Other	18,759

Total expenses before fees waived	3,638,566

Distribution fees waived — Class II (Note 3)	(1,058,246)

Net Expenses	2,580,320

NET INVESTMENT INCOME	9,900,916

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	8,470,014
Net realized gains from investment transactions with affiliates	11,144,128

Net realized gains from affiliated investments	19,614,142

Net change in unrealized appreciation/(depreciation) from investments in affiliates	32,324,700

Net realized/unrealized gains from affiliated investments	51,938,842

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$61,839,758

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT CardinalSM Moderately Conservative Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$9,900,916	$7,446,586
Net realized gains from affiliated investments	19,614,142	13,979,928
Net change in unrealized appreciation/(depreciation) from investments in affiliates	32,324,700	(23,539,287)

Change in net assets resulting from operations	61,839,758	(2,112,773)

Distributions to Shareholders From:
Net investment income:
Class I	(80,448)	(71,155)
Class II	(11,447,277)	(12,493,636)
Net realized gains:
Class I	(82,531)	(16,242)
Class II	(12,295,270)	(3,034,387)

Change in net assets from shareholder distributions	(23,905,526)	(15,615,420)

Change in net assets from capital transactions	131,961,510	171,969,522

Change in net assets	169,895,742	154,241,329

Net Assets:
Beginning of year	570,802,445	416,561,116

End of year	$740,698,187	$570,802,445

Accumulated undistributed net investment income at end of year	$2,945,810	$1,625,423

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,337,192	$1,485,132
Dividends reinvested	162,979	87,397
Cost of shares redeemed	(995,464)	(979,483)

Total Class I Shares	1,504,707	593,046

Class II Shares
Proceeds from shares issued	121,612,384	170,060,571
Dividends reinvested	23,742,547	15,528,023
Cost of shares redeemed	(14,898,128)	(14,212,118)

Total Class II Shares	130,456,803	171,376,476

Change in net assets from capital transactions	$131,961,510	$171,969,522

SHARE TRANSACTIONS:
Class I Shares
Issued	219,633	143,899
Reinvested	15,115	8,506
Redeemed	(93,081)	(93,455)

Total Class I Shares	141,667	58,950

Class II Shares
Issued	11,420,253	16,384,664
Reinvested	2,203,172	1,511,863
Redeemed	(1,390,032)	(1,356,209)

Total Class II Shares	12,233,393	16,540,318

Total change in shares	12,375,060	16,599,268

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT CardinalSM Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$10.15	0.18	0.84	1.02	(0.18)	(0.19)	–	(0.37)	$10.80	10.13%	$4,955,966	0.30%	1.69%	0.30%	11.52%
Year Ended December 31, 2011(e)	$10.51	0.17	(0.19)	(0.02)	(0.28)	(0.06)	–	(0.34)	$10.15	(0.28)%	$3,220,916	0.30%	1.64%	0.30%	12.05%
Year Ended December 31, 2010(e)	$9.75	0.15	0.74	0.89	(0.11)	(0.02)	–	(0.13)	$10.51	9.31%	$2,715,207	0.30%	1.46%	0.31%	4.76%
Year Ended December 31, 2009(e)	$8.47	0.17	1.32	1.49	(0.20)	(0.01)	–	(0.21)	$9.75	17.64%	$1,697,147	0.30%	1.91%	0.31%	10.72%
Period Ended December 31, 2008(f)	$10.00	0.13	(1.49)	(1.36)	(0.14)	(0.03)	–	(0.17)	$8.47	(13.73)%	$1,419,127	0.26%	2.04%	0.41%	22.21%

Class II Shares
Year Ended December 31, 2012(e)	$10.15	0.16	0.85	1.01	(0.17)	(0.19)	–	(0.36)	$10.80	10.04%	$735,742,221	0.39%	1.49%	0.55%	11.52%
Year Ended December 31, 2011(e)	$10.51	0.16	(0.19)	(0.03)	(0.27)	(0.06)	–	(0.33)	$10.15	(0.27)%	$567,581,529	0.39%	1.53%	0.55%	12.05%
Year Ended December 31, 2010(e)	$9.76	0.15	0.73	0.88	(0.11)	(0.02)	–	(0.13)	$10.51	9.03%	$413,845,909	0.39%	1.50%	0.56%	4.76%
Year Ended December 31, 2009(e)	$8.47	0.19	1.30	1.49	(0.19)	(0.01)	–	(0.20)	$9.76	17.68%	$183,329,225	0.39%	2.08%	0.56%	10.72%
Period Ended December 31, 2008(f)	$10.00	0.12	(1.49)	(1.37)	(0.13)	(0.03)	–	(0.16)	$8.47	(13.77)%	$43,449,446	0.39%	2.97%	0.67%	22.21%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 28, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT CardinalSM Moderately Conservative Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund-of-funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

17

Notes to Financial Statements (Continued)

December 31, 2012

The following are the valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

18

Notes to Financial Statements (Continued)

December 31, 2012

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

19

Notes to Financial Statements (Continued)

December 31, 2012

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.20%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.25% for all share classes until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2010 Amount	Fiscal Year 2011 Amount	Fiscal Year 2012 Amount	Total
$21,169	$—	$—	$21,169

Amounts designated as “—” are zero or have been rounded to zero.

Pursuant to the Expense Limitation Agreement, for the year ended December 31, 2012, the Fund reimbursed NFA in the amount of $7,703.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

20

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $188,366 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $2,458.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%. The Trust and NFD have entered into a written contract waiving 0.16% of these fees for Class II shares of the Fund until April 30, 2013. During the year ended December 31, 2012, the waiver of such distribution fees by NFD amounted to $1,058,246.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $332,807 in administrative services fees from the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

21

Notes to Financial Statements (Continued)

December 31, 2012

4.  Investment in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2012 were as follows:

Affiliated Issuer	Market Value at December 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at December 31, 2012
NVIT Multi-Manager International Growth Fund, Class Y	$22,843,429	$5,607,401	$1,820,940	$218,354	$472,123	$30,396,716
NVIT Multi-Manager International Value Fund, Class Y	34,215,015	9,502,094	3,502,380	239,572	850,749	46,749,695
NVIT Multi-Manager Large Cap Growth Fund, Class Y	51,126,682	14,821,216	2,701,778	428,832	1,687,293	66,927,044
NVIT Multi-Manager Large Cap Value Fund, Class Y	73,569,681	18,271,408	6,764,219	1,402,225	2,019,005	97,969,551
NVIT Multi-Manager Mid Cap Growth Fund, Class Y	11,318,700	4,678,137	7,573,434	–	3,652,214	15,140,005
NVIT Multi-Manager Mid Cap Value Fund, Class Y	22,656,738	8,263,714	4,458,119	405,330	3,060,675	30,148,011
NVIT Multi-Manager Small Cap Value Fund, Class Y	5,662,015	1,376,584	556,311	78,507	80,461	7,654,923
NVIT Multi-Manager Small Company Fund, Class Y	5,661,745	1,330,028	394,938	22,688	52,104	7,525,468
NVIT Core Bond Fund, Class Y	106,300,808	25,456,226	15,774,512	3,752,677	2,722,982	120,856,136
NVIT Core Plus Bond Fund, Class Y	106,278,669	26,049,058	16,966,618	2,951,899	4,719,147	120,684,201
NVIT Short Term Bond Fund, Class Y	102,837,301	74,479,318	4,614,202	2,981,152	278,729	175,065,608
NVIT Money Market Fund, Class Y	28,532,555	4,937,412	11,635,601	–	–	21,834,366
Amounts	designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

22

Notes to Financial Statements (Continued)

December 31, 2012

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $194,772,596 and sales of $76,763,052 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,561,037	$12,344,489	$23,905,526	$—	$23,905,526
Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$12,564,791	$3,050,629	$15,615,420	$—	$15,615,420

Amount designated as “—” is zero or has been rounded to zero.

23

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,041,686	$16,567,877	$19,609,563	$—	$38,764,113	$58,373,676

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$702,187,611	$40,446,667	$(1,682,554)	$38,764,113

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Cardinal Moderately Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Cardinal Moderately Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

25

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 11.24%.

The Fund designates $12,344,841, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $446,904 or $0.0065 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $76,555 or $0.0011 per outstanding share.

26

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89

Director of Dentsply

International, Inc.

(dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc.
(specialty chemicals)

from 2005 to present.

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

27

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

29

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

31

NVIT Core Bond Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

18	Statement of Assets and Liabilities

19	Statement of Operations

20	Statements of Changes in Net Assets

22	Financial Highlights

23	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Supplemental Information

32	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CB (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to interest rate risk.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk, and mortgage- and asset-backed securities risk to varying degrees.

The Fund is subject to risks associated with investing in high-yield bonds and foreign securities.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one

2

Important Disclosures (Continued)

issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide

3

Important Disclosures (Continued)

Investment Svcs. Corporation. NISC is affiliated with Nationwide Asset Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is affiliated with Nationwide Asset Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

December 31, 2012

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Core Bond Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Core Bond Fund (Class Y) returned 7.91% versus 4.21% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Corporate Debt Funds A-Rated (consisting of 31 funds as of December 31, 2012) was 6.91% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s holdings in investment-grade (IG) corporate bonds, taxable municipal bonds and commercial mortgage-backed securities (CMBS) were the greatest contributors to Fund performance relative to the Fund’s benchmark during the reporting period.

Strong market technical indicators continued throughout the reporting period as new debt issuance met with very strong demand. (Technical indicators predict the future price levels or the general price direction of a security based on past patterns.) Slowly improving fundamentals and continued monetary accommodation by the Federal Reserve also drove price appreciation, referred to as spread compression, across the IG corporate credit sectors during the reporting period. Similar themes were evident among taxable municipal bonds, including strong supply/demand technical indicators and gradually improving fundamentals.

Continuing improvement in commercial property fundamentals in selected markets and property types, as well as an improving supply/demand balance, benefited CMBS during the reporting period. Expectations are for continued slow economic recovery, improved market support and liquidity for this asset class.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The Fund’s underweight positions in Agency mortgage-backed securities (MBS) and government bonds (Treasurys and Agencies) relative to the Fund’s benchmark detracted from the Fund’s relative performance during the reporting period. A cash holding during the reporting period, held for ongoing liquidity purposes and not part of the benchmark, reduced relative Fund performance as cash yields were low during the reporting period and seemed likely to continue to be low, given the Fed’s prevailing monetary policy.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary S. Davis, CFA

7

Fund Performance	NVIT Core Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	7.75%	6.14%
Class II	7.48%	5.86%
Class Y	7.91%	6.29%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio*
Class I	0.60%
Class II	0.85%
Class Y	0.45%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Bond Fund since inception through 12/31/12 versus performance of the Barclays U.S. Aggregate Bond Index(a), and the Consumer Price Index (CPI)(b) from 4/1/08 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Core Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Core Bond Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,038.40	3.07	0.60
	Hypothetical[b]	1,000.00	1,022.12	3.05	0.60
Class II Shares	Actual	1,000.00	1,037.60	4.35	0.85
	Hypothetical[b]	1,000.00	1,020.86	4.32	0.85
Class Y Shares	Actual	1,000.00	1,040.00	2.31	0.45
	Hypothetical[b]	1,000.00	1,022.87	2.29	0.45

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Core Bond Fund
December 31, 2012

Asset Allocation †
Corporate Bonds	53.7%
U.S. Government Sponsored & Agency Obligations	14.3%
Collateralized Mortgage Obligations	12.7%
Commercial Mortgage Backed Securities	4.8%
U.S. Government Mortgage Backed Agencies	4.6%
Yankee Dollars	2.3%
U.S. Treasury Notes	2.3%
Municipal Bonds	1.7%
Mutual Fund	1.2%
Sovereign Bond	1.2%
U.S. Treasury Bond	0.3%
Asset-Backed Securities	0.2%
Other assets in excess of liabilities	0.7%

100.0%

Top Industries ††
Commercial Banks	9.4%
Diversified Financial Services	3.0%
Oil, Gas & Consumable Fuels	6.3%
Metals & Mining	3.7%
Electric Utilities	2.7%
Insurance	2.3%
Chemicals	2.4%
Tobacco	2.2%
Consumer Finance	2.2%
Media	2.2%
Other Industries	63.6%

100.0%

Top Holdings ††
Federal National Mortgage Association, 4.38%, 10/15/15	2.2%
Private Export Funding Corp., 4.30%, 12/15/21	2.0%
Federal Home Loan Mortgage Corp., 1.00%, 08/20/14	1.7%
U.S. Treasury Notes, 0.75%, 10/31/17	1.7%
Government National Mortgage Association, 5.00%, 03/16/37	1.4%
Tennessee Valley Authority, 5.88%, 04/01/36	1.4%
CVS Pass Through Trust, 6.94%, 01/10/30	1.3%
Federal National Mortgage Association Pool, 3.00%, 12/01/42	1.3%
ING Bank NV, 5.13%, 05/01/15	1.3%
Federal National Mortgage Association Pool, 3.00%, 09/01/42	1.2%
Other Holdings	84.5%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Core Bond Fund

Asset-Backed Securities 0.2%

	Principal Amount	Market Value

Automobiles 0.2%
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A, 2.20%, 09/16/19 (a)	$2,000,000	$2,011,528

Student Loan 0.0%†
Access Group, Inc., Series 2002-1, Class A2, 0.49%, 09/25/25 (b)	86,039	85,923

Total Asset-Backed Securities (cost $2,084,183)		2,097,451

Collateralized Mortgage Obligations 12.7%
Federal Home Loan Mortgage Corp. REMICS
Series 2653, Class C, 3.88%, 06/15/23	8,987,128	9,511,796
Series 3451, Class VB, 5.00%, 05/15/28	10,000,000	10,359,850
Series 3036, Class TM, 4.50%, 12/15/34	8,182,342	8,577,369
Series 3334, Class MD, 5.00%, 06/15/35	2,328,863	2,342,635
Series 3189, Class PC, 6.00%, 08/15/35	8,607,809	9,056,431
Series 3665, Class KA, 3.00%, 05/15/36	5,093,785	5,410,384
Series 3540, Class LN, 4.50%, 04/15/38	11,045,180	11,427,907
Federal National Mortgage Association REMICS
Series 2008-55, Class VB, 5.00%, 02/25/27	10,000,000	10,396,470
Series 2010-86, Class VB, 3.00%, 05/25/28	6,281,000	6,490,478
Series 2005-53, Class MH, 5.50%, 03/25/34	6,160,913	6,415,777
Series 2007-74, Class QC, 6.00%, 02/25/36	8,672,406	8,933,619
Series 2007-6, Class PA, 5.50%, 02/25/37	3,697,922	4,040,893
Series 2007-66, Class AH, 6.00%, 07/25/37	691,196	693,651
Series 2010-122, Class TG, 3.00%, 04/25/39	6,133,669	6,370,852
Series 2009-78, Class BM, 4.00%, 06/25/39	4,956,333	5,232,813
Government National Mortgage Association
Series 2010-61, Class PC, 4.50%, 02/20/37	8,000,000	8,913,944
Series 2010-6, Class PC, 5.00%, 03/16/37	15,000,000	16,587,045

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Government National Mortgage Association (continued)
Series 2010-37, Class ML, 4.50%, 12/20/38	$12,000,000	$13,491,564
Series 2010-112, Class QM, 2.50%, 09/20/39	6,184,907	6,379,156
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A5, 1.15%, 11/25/34 (b)	1,731,075	1,657,125

Total Collateralized Mortgage Obligations (cost $148,463,482)		152,289,759

Commercial Mortgage Backed Securities 4.8%
Banc of America Commercial Mortgage, Inc.
Series 2005-2, Class AM, 4.91%, 07/10/43 (b)	700,000	755,823
Series 2005-6, Class AJ, 5.19%, 09/10/47 (b)	730,000	782,650
Series 2005-6, Class A4, 5.19%, 09/10/47 (b)	2,500,000	2,785,132
Bear Stearns Commercial Mortgage Securities
Series 2004-T16, Class A6, 4.75%, 02/13/46 (b)	1,000,000	1,062,920
Series 2005-T18, Class A4, 4.93%, 02/13/42 (b)	1,700,000	1,835,927
Series 2006-T22, Class AM, 5.57%, 04/12/38 (b)	500,000	553,575
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B 5.70%, 12/10/49 (b)	2,000,000	2,318,488
DBUBS Mortgage Trust
Series 2011-LC1A, Class A1, 3.74%, 11/10/46 (a)	2,403,126	2,599,246
Series 2011-LC1A, Class A3, 5.00%, 11/10/46 (a)	2,250,000	2,680,256
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A4, 5.44%, 03/10/39	8,000,000	9,213,768
Series 2007-GG9, Class AM, 5.48%, 03/10/39	750,000	816,487
GS Mortgage Securities Corp. II
Series 2004-GG2, Class A6, 5.40%, 08/10/38 (b)	1,500,000	1,585,018
Series 2006-GG8, Class A4, 5.56%, 11/10/39	2,000,000	2,306,878
Series 2006-GG8, Class AM, 5.59%, 11/10/39	2,000,000	2,246,700

12

Statement of Investments (Continued)

December 31, 2012

NVIT Core Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP4, Class AM, 5.00%, 10/15/42 (b)	$1,000,000	$1,087,688
Series 2006-LDP6, Class A4, 5.48%, 04/15/43 (b)	1,335,251	1,508,027
LB-UBS Commercial Mortgage Trust
Series 2004-C2, Class A4, 4.37%, 03/15/36	2,500,000	2,588,915
Series 2004-C4, Class A3, 5.38%, 06/15/29 (b)	83,259	84,914
Series 2005-C1, Class AJ, 4.81%, 02/15/40	2,200,000	2,297,427
Series 2005-C7, Class AJ, 5.32%, 11/15/40 (b)	1,500,000	1,612,758
Series 2007-C6, Class A2, 5.85%, 07/15/40	358,655	367,370
Series 2008-C1, Class A2, 6.16%, 04/15/41 (b)	1,500,000	1,827,327
Morgan Stanley Capital I
Series 2005-T19, Class AJ, 4.99%, 06/12/47 (b)	1,000,000	1,059,021
Series 2006-HQ9, Class A3, 5.71%, 07/12/44	914,892	927,018
Series 2006-T21, Class A4, 5.16%, 10/12/52 (b)	2,500,000	2,777,355
Series 2006-T23, Class AM, 5.82%, 08/12/41 (b)	1,479,000	1,696,262
Series 2007-IQ16, Class A4, 5.81%, 12/12/49	1,000,000	1,187,670
Series 2011-C1, Class A2, 3.88%, 09/15/47 (a)	2,500,000	2,711,665
Series 2011-C1, Class A4, 5.03%, 09/15/47 (a)(b)	3,000,000	3,602,793

Total Commercial Mortgage Backed Securities (cost $52,059,462)		56,879,078

Corporate Bonds 53.7%
Aerospace & Defense 0.5%
L-3 Communications Corp., 5.20%, 10/15/19	5,000,000	5,701,330

Airlines 0.3%
Continental Airlines Pass Through Trust
Series 2006-1, Class G, 0.66%, 06/02/15 (b)	3,852,498	3,775,448
Series 2002-2, Class A-1, 7.71%, 10/02/22	304,270	343,826

		4,119,274

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages 1.2%
Anheuser-Busch InBev Worldwide, Inc.
7.75%, 01/15/19	$1,500,000	$2,003,422
6.88%, 11/15/19	1,500,000	1,969,649
Molson Coors Brewing Co., 3.50%, 05/01/22	10,500,000	11,085,270

		15,058,341

Biotechnology 2.1%
Amgen, Inc., 3.88%, 11/15/21	7,000,000	7,687,288
Biogen Idec, Inc., 6.88%, 03/01/18	8,000,000	9,909,320
Celgene Corp., 3.25%, 08/15/22	7,000,000	7,135,688

		24,732,296

Capital Markets 1.3%
FMR LLC
7.49%, 06/15/19 (a)	3,250,000	4,036,113
6.50%, 12/14/40 (a)	3,000,000	3,767,115
Morgan Stanley
5.75%, 01/25/21	2,000,000	2,284,070
4.88%, 11/01/22	5,000,000	5,176,970

		15,264,268

Chemicals 2.4%
Agrium, Inc., 6.75%, 01/15/19	7,173,000	8,908,529
Airgas, Inc., 4.50%, 09/15/14	1,000,000	1,055,334
Cytec Industries, Inc.
6.00%, 10/01/15	5,320,000	5,870,157
8.95%, 07/01/17	4,000,000	5,015,568
Mosaic Global Holdings, Inc.
7.38%, 08/01/18	5,000,000	6,106,855
7.30%, 01/15/28	1,205,000	1,574,745

		28,531,188

Commercial Banks 9.3%
Bank of America NA, 6.10%, 06/15/17	11,800,000	13,596,585
CoBank, ACB, 7.88%, 04/16/18 (a)	10,685,000	13,576,126
Fifth Third Bancorp, 4.50%, 06/01/18	10,130,000	11,248,909
HSBC Bank USA NA
6.00%, 08/09/17	3,000,000	3,505,233
4.88%, 08/24/20	3,000,000	3,343,314
HSBC Holdings PLC, 6.80%, 06/01/38	2,750,000	3,516,879
Huntington Bancshares, Inc., 7.00%, 12/15/20	2,500,000	3,058,652

13

Statement of Investments (Continued)

December 31, 2012

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
ING Bank NV, 5.13%, 05/01/15 (a)	$14,300,000	$14,882,825
JPMorgan Chase Bank NA, 6.00%, 10/01/17	8,350,000	9,885,064
Nordea Bank AB, 4.88%, 05/13/21 (a)	4,350,000	4,666,550
Sovereign Bank, 8.75%, 05/30/18	7,500,000	8,831,093
Standard Chartered Bank, 6.40%, 09/26/17 (a)	9,155,000	10,657,976
SunTrust Bank
0.60%, 08/24/15 (b)	5,000,000	4,857,540
5.20%, 01/17/17	5,000,000	5,482,040

		111,108,786

Communications Equipment 0.1%
Cisco Systems, Inc., 5.50%, 01/15/40	1,000,000	1,270,945

Computers & Peripherals 0.5%
Hewlett-Packard Co., 4.65%, 12/09/21	5,500,000	5,521,395

Consumer Finance 2.2%
American Honda Finance Corp.
2.50%, 09/21/15 (a)	3,000,000	3,128,430
7.63%, 10/01/18 (a)	4,000,000	5,185,848
Student Loan Marketing Association, 0.00%, 10/03/22	14,956,000	11,613,932
Toyota Motor Credit Corp.
4.50%, 06/17/20	3,250,000	3,745,450
3.40%, 09/15/21	2,000,000	2,178,126

		25,851,786

Diversified Financial Services 3.0%
General Electric Capital Corp.
6.00%, 08/07/19	2,000,000	2,433,126
5.30%, 02/11/21	6,000,000	6,964,692
4.65%, 10/17/21	5,000,000	5,705,180
5.40%, 05/15/22	1,125,000	1,260,659
Hyundai Capital Services, Inc., 3.50%, 09/13/17 (a)	9,140,000	9,651,931
JPMorgan Chase & Co., Series 1, 7.90%, 04/30/18 (c)	1,000,000	1,133,010
MassMutual Global Funding II, 2.50%, 10/17/22 (a)	5,200,000	5,112,718
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	2,500,000	3,695,543

		35,956,859

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services 0.3%
Verizon Communications, Inc., 5.50%, 02/15/18	$3,000,000	$3,602,616

Electric Utilities 2.7%
DTE Energy Co., 1.01%, 06/03/13 (b)	10,000,000	10,018,970
Exelon Generation Co. LLC, 4.25%, 06/15/22 (a)	5,000,000	5,198,915
Integrys Energy Group, Inc., 4.17%, 11/01/20	2,000,000	2,229,138
ITC Holdings Corp., 6.05%, 01/31/18 (a)	4,000,000	4,690,264
Oncor Electric Delivery Co. LLC, 6.80%, 09/01/18	2,000,000	2,480,364
PPL Capital Funding, Inc., 4.20%, 06/15/22	7,000,000	7,527,814

		32,145,465

Electronic Equipment, Instruments & Components 0.9%
Koninklijke Philips Electronics NV, 3.75%, 03/15/22	10,000,000	10,809,900

Energy Equipment & Services 0.5%
Weatherford International Ltd.
6.00%, 03/15/18	1,000,000	1,142,568
4.50%, 04/15/22	3,000,000	3,183,777
Weatherford International, Inc., 6.35%, 06/15/17	1,465,000	1,676,794

		6,003,139

Food & Staples Retailing 1.3%
CVS Pass Through Trust, 6.94%, 01/10/30	12,677,834	15,958,224

Food Products 0.9%
Kraft Foods Group, Inc., 3.50%, 06/06/22 (a)	10,000,000	10,673,670

Gas Utilities 2.1%
Energy Transfer Partners LP
9.70%, 03/15/19	4,250,000	5,724,839
6.50%, 02/01/42	2,000,000	2,448,674
Sunoco Logistics Partners Operations LP
8.75%, 02/15/14	1,000,000	1,074,007
5.50%, 02/15/20	5,000,000	5,609,550
4.65%, 02/15/22	3,000,000	3,268,173
Williams Cos., Inc. (The), 3.70%, 01/15/23	7,000,000	7,060,578

		25,185,821

14

Statement of Investments (Continued)

December 31, 2012

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services 1.8%
Dignity Health, 3.13%, 11/01/22	$6,000,000	$5,984,154
Express Scripts Holding Co., 4.75%, 11/15/21 (a)	5,000,000	5,674,125
Hospira, Inc.
6.05%, 03/30/17	7,284,000	8,456,447
5.60%, 09/15/40	1,000,000	1,054,638

		21,169,364

Industrial Conglomerates 0.8%
Eaton Corp., 2.75%, 11/02/22 (a)	10,000,000	9,969,140

Insurance 2.3%
Liberty Mutual Group, Inc., 4.95%, 05/01/22 (a)	8,000,000	8,719,096
MetLife Institutional Funding II, 1.63%, 04/02/15 (a)	5,000,000	5,093,805
MetLife, Inc., 6.75%, 06/01/16	4,000,000	4,737,384
Prudential Financial, Inc.
4.75%, 09/17/15	3,000,000	3,288,441
6.00%, 12/01/17	5,000,000	5,999,410

		27,838,136

Media 2.1%
NBCUniversal Media LLC, 4.38%, 04/01/21	4,000,000	4,493,368
TCI Communications, Inc., 8.75%, 08/01/15	8,000,000	9,546,360
Time Warner Cable, Inc.
6.75%, 07/01/18	3,250,000	4,059,845
4.00%, 09/01/21	7,000,000	7,683,655

		25,783,228

Metals & Mining 3.3%
Allegheny Technologies, Inc., 9.38%, 06/01/19	2,246,000	2,857,532
AngloGold Ashanti Holdings PLC
5.38%, 04/15/20	850,000	877,252
5.13%, 08/01/22	2,000,000	2,026,966
Cliffs Natural Resources, Inc., 4.88%, 04/01/21	8,000,000	7,945,304
Kinross Gold Corp., 5.13%, 09/01/21	10,887,000	11,170,258
Newcrest Finance Pty Ltd., 4.20%, 10/01/22 (a)	10,000,000	10,284,930
Xstrata (Canada) Financial Corp., 4.95%, 11/15/21 (a)	2,000,000	2,148,130
Xstrata Finance (Canada) Ltd., 5.80%, 11/15/16 (a)	2,148,000	2,424,896

		39,735,268

Corporate Bonds (continued)

	Principal Amount	Market Value

Multiline Retail 0.1%
Wal-Mart Stores, Inc., 5.63%, 04/15/41	$1,150,000	$1,506,014

Office Electronics 1.0%
Xerox Corp.
1.13%, 05/16/14 (b)	7,500,000	7,484,295
6.35%, 05/15/18	3,500,000	4,036,553

		11,520,848

Oil, Gas & Consumable Fuels 5.1%
BP AMI Leasing, Inc., 5.52%, 05/08/19 (a)	3,000,000	3,582,360
BP Capital Markets PLC, 3.56%, 11/01/21	8,000,000	8,644,728
Encana Corp., 3.90%, 11/15/21	4,850,000	5,267,789
Global Marine, Inc., 7.00%, 06/01/28	1,000,000	1,118,490
Murphy Oil Corp., 3.70%, 12/01/22	5,000,000	4,980,970
Pride International, Inc., 6.88%, 08/15/20	2,500,000	3,161,775
Rowan Cos., Inc.
5.00%, 09/01/17	6,280,000	6,976,452
4.88%, 06/01/22	9,830,000	10,676,048
5.40%, 12/01/42	1,500,000	1,519,055
Transocean, Inc.
6.50%, 11/15/20	3,000,000	3,633,369
6.38%, 12/15/21	8,000,000	9,722,464
7.35%, 12/15/41	1,000,000	1,328,380

		60,611,880

Pharmaceuticals 1.3%
AbbVie, Inc.
1.75%, 11/06/17 (a)	5,000,000	5,054,385
2.90%, 11/06/22 (a)	8,000,000	8,147,040
4.40%, 11/06/42 (a)	1,750,000	1,860,484

		15,061,909

Real Estate Investment Trusts (REITs) 1.7%
CommonWealth REIT
6.25%, 06/15/17	1,250,000	1,365,342
6.65%, 01/15/18	7,500,000	8,405,963
ProLogis LP
7.38%, 10/30/19	2,445,000	3,031,367
6.63%, 12/01/19	6,750,000	8,042,929

		20,845,601

Road & Rail 0.5%
Canadian Pacific Railway Ltd., 4.50%, 01/15/22	5,000,000	5,553,615

15

Statement of Investments (Continued)

December 31, 2012

NVIT Core Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Tobacco 2.1%
Altria Group, Inc., 4.75%, 05/05/21	$4,000,000	$4,533,096
Lorillard Tobacco Co., 6.88%, 05/01/20	10,000,000	12,188,760
Reynolds American, Inc.
7.63%, 06/01/16	4,700,000	5,623,141
3.25%, 11/01/22	3,000,000	3,013,485

		25,358,482

Total Corporate Bonds (cost $599,486,380)		642,448,788

Municipal Bonds 1.7%
California 1.3%
Northern California Power Agency, Revenue Bonds, Series B, 7.31%, 06/01/40	2,500,000	3,194,300
State of California, 5.70%, 11/01/21	10,250,000	12,213,285

		15,407,585

District of Columbia 0.4%
Metropolitan Washington Airports Authority, 7.46%, 10/01/46	4,400,000	5,346,440

Total Municipal Bonds (cost $19,689,601)		20,754,025

Sovereign Bond 1.2%
ISRAEL 1.2%
Israel Government AID Bond, 5.50%, 12/04/23	10,602,000	14,022,619

Total Sovereign Bond (cost $13,135,412)		14,022,619

U.S. Government Mortgage Backed Agencies 4.6%
Federal Home Loan Mortgage Corp. Gold Pool Pool# A85748,
5.00%, 04/01/39	4,489,142	4,830,589
Federal National Mortgage Association Pool
Pool# 464279
4.30%, 07/01/21	3,165,370	3,432,692
Pool# AH1422
4.00%, 01/01/41	7,869,233	8,446,609
Pool# AP0524
3.00%, 07/01/42	7,633,238	8,006,317

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AP4507
3.00%, 09/01/42	$13,942,404	$14,623,845
Pool# AQ9116
3.00%, 12/01/42	15,000,000	15,731,960

Total U.S. Government Mortgage Backed Agencies (cost $53,741,295)		55,072,012

U.S. Government Sponsored & Agency Obligations 14.3%
Federal Agricultural Mortgage Corp. Guaranteed Notes Trust 2007-1 5.13%, 04/19/17(a)	8,225,000	9,662,763
Federal Farm Credit Bank 2.80%, 11/05/14	10,000,000	10,448,480
Federal Home Loan Banks
2.75%, 03/13/15	5,000,000	5,264,720
3.63%, 03/12/21	8,000,000	9,327,184
5.00%, 03/12/21	5,000,000	6,305,610
Federal Home Loan Mortgage Corp.
1.00%, 08/20/14	20,000,000	20,233,360
5.35%, 08/01/15	13,000,000	14,622,335
5.13%, 11/17/17	8,000,000	9,641,032
Federal National Mortgage Association
4.38%, 10/15/15	24,000,000	26,648,424
0.00%, 06/01/17	1,000,000	958,862
Private Export Funding Corp.
3.05%, 10/15/14	10,000,000	10,465,850
2.25%, 12/15/17	7,000,000	7,469,924
4.30%, 12/15/21	20,000,000	24,155,900
Tennessee Valley Authority 5.88%, 04/01/36	11,793,000	16,385,465

Total U.S. Government Sponsored & Agency Obligations (cost $158,885,342)		171,589,909

U.S. Treasury Bond 0.3%
U.S. Treasury Inflation Indexed Bond, 2.13%, 01/15/19	3,000,000	3,924,347

Total U.S. Treasury Bond (cost $3,330,863)		3,924,347

U.S. Treasury Notes 2.3%
U.S. Treasury Notes
0.75%, 10/31/17	20,000,000	20,065,620
1.63%, 11/15/22	8,000,000	7,912,496

Total U.S. Treasury Notes (cost $27,884,341)		27,978,116

16

Statement of Investments (Continued)

December 31, 2012

NVIT Core Bond Fund (Continued)

Yankee Dollars 2.3%

	Principal Amount	Market Value

Energy Equipment & Services 0.4%
Weatherford International Ltd., 6.50%, 08/01/36	$4,700,000	$5,233,817

Metals & Mining 0.3%
Xstrata Canada Corp., 6.00%, 10/15/15	2,740,000	3,044,559

Oil, Gas & Consumable Fuels 1.3%
Nexen, Inc.
6.20%, 07/30/19	8,500,000	10,438,544
7.40%, 05/01/28	2,000,000	2,741,542
6.40%, 05/15/37	2,250,000	2,908,804

		16,088,890

Pharmaceuticals 0.3%
Teva Pharmaceutical Finance III BV, 0.81%, 03/21/14 (b)	3,300,000	3,313,210

Total Yankee Dollars (cost $25,767,424)		27,680,476

Mutual Fund 1.2%

	Shares	Market Value

Money Market Fund 1.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (d)	13,838,157	$13,838,157

Total Mutual Fund (cost $13,838,157)		13,838,157

Total Investments (cost $1,118,365,942) (e) — 99.3%		1,188,574,737

Other assets in excess of liabilities — 0.7%		8,201,375

NET ASSETS — 100.0%		$1,196,776,112

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2012 was $181,455,123 which represents 15.16% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2012. The maturity date represents the actual maturity date.

(c)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2012. The maturity date reflects the next call date.

(d)	Represents 7-day effective yield as of December 31, 2012.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ACB	Agricultural Credit Bank

AID	Agency for International Development

BV	Private Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2012

NVIT Core Bond Fund
Assets:
Investments, at value (cost $1,118,365,942)	$1,188,574,737
Interest and dividends receivable	9,177,431
Receivable for capital shares issued	1,404,201
Reclaims receivable	44,455
Prepaid expenses	2,467

Total Assets	1,199,203,291

Liabilities:
Payable for capital shares redeemed	1,907,214
Accrued expenses and other payables:
Investment advisory fees	400,363
Fund administration fees	32,188
Distribution fees	25,912
Administrative servicing fees	15,567
Accounting and transfer agent fees	5,223
Custodian fees	6,907
Professional fees	17,862
Printing fees	11,193
Other	4,750

Total Liabilities	2,427,179

Net Assets	$1,196,776,112

Represented by:
Capital	$1,109,792,990
Accumulated undistributed net investment income	2,688,946
Accumulated net realized gains from investment transactions	14,085,381
Net unrealized appreciation/(depreciation) from investments	70,208,795

Net Assets	$1,196,776,112

Net Assets:
Class I Shares	$19,849,931
Class II Shares	120,912,530
Class Y Shares	1,056,013,651

Total	$1,196,776,112

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,754,966
Class II Shares	10,717,591
Class Y Shares	93,387,126

Total	105,859,683

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.31
Class II Shares	$11.28
Class Y Shares	$11.31

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2012

NVIT Core Bond Fund
INVESTMENT INCOME:
Interest income	$40,958,782
Dividend income	22,272

Total Income	40,981,054

EXPENSES:
Investment advisory fees	4,542,489
Fund administration fees	363,044
Distribution fees Class II Shares	323,809
Administrative servicing fees Class I Shares	30,170
Administrative servicing fees Class II Shares	194,287
Professional fees	69,007
Printing fees	17,017
Trustee fees	46,011
Custodian fees	43,709
Accounting and transfer agent fees	19,889
Compliance program costs (Note 3)	4,257
Other	33,276

Total expenses before earnings credit	5,686,965

Earnings credit (Note 5)	(676)

Net Expenses	5,686,289

NET INVESTMENT INCOME	35,294,765

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	16,328,097
Net change in unrealized appreciation/(depreciation) from investments	34,293,553

Net realized/unrealized gains from investments	50,621,650

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$85,916,415

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Core Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$35,294,765	$29,732,289
Net realized gains from investment transactions	16,328,097	8,128,958
Net change in unrealized appreciation/(depreciation) from investments	34,293,553	21,457,513

Change in net assets resulting from operations	85,916,415	59,318,760

Distributions to Shareholders From:
Net investment income:
Class I	(605,124)	(584,251)
Class II	(3,374,100)	(3,859,471)
Class Y	(32,968,841)	(25,283,704)
Net realized gains:
Class I	(118,449)	–
Class II	(800,992)	–
Class Y	(6,456,357)	–

Change in net assets from shareholder distributions	(44,323,863)	(29,727,426)

Change in net assets from capital transactions	101,649,549	253,161,376

Change in net assets	143,242,101	282,752,710

Net Assets:
Beginning of year	1,053,534,011	770,781,301

End of year	$1,196,776,112	$1,053,534,011

Accumulated undistributed net investment income at end of year	$2,688,946	$2,100,702

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$9,257,650	$11,047,504
Dividends reinvested	723,573	584,251
Cost of shares redeemed	(11,290,577)	(7,016,915)

Total Class I Shares	(1,309,354)	4,614,840

Class II Shares
Proceeds from shares issued	17,042,645	16,214,289
Dividends reinvested	4,175,092	3,859,471
Cost of shares redeemed	(34,524,178)	(42,220,288)

Total Class II Shares	(13,306,441)	(22,146,528)

Class Y Shares
Proceeds from shares issued	162,570,184	303,611,264
Dividends reinvested	39,425,198	25,283,704
Cost of shares redeemed	(85,730,038)	(58,201,904)

Total Class Y Shares	116,265,344	270,693,064

Change in net assets from capital transactions	$101,649,549	$253,161,376

20

Statements of Changes in Net Assets (Continued)

	NVIT Core Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class I Shares
Issued	814,250	1,025,529
Reinvested	63,948	53,979
Redeemed	(994,177)	(651,199)

Total Class I Shares	(115,979)	428,309

Class II Shares
Issued	1,542,093	1,527,095
Reinvested	369,985	357,562
Redeemed	(3,068,730)	(3,911,723)

Total Class II Shares	(1,156,652)	(2,027,066)

Class Y Shares
Issued	14,423,187	28,121,477
Reinvested	3,483,682	2,336,423
Redeemed	(7,543,401)	(5,322,898)

Total Class Y Shares	10,363,468	25,135,002

Total change in shares	9,090,837	23,536,245

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$10.89	0.34	0.50	0.84	(0.35)	(0.07)	(0.42)	–	$11.31	7.75%	$19,849,931	0.60%	2.99%	0.60%	44.60%
Year Ended December 31, 2011(e)	$10.53	0.34	0.35	0.69	(0.33)	–	(0.33)	–	$10.89	6.59%	$20,380,874	0.60%	3.18%	0.60%	43.26%
Year Ended December 31, 2010(e)	$10.21	0.34	0.38	0.72	(0.29)	(0.11)	(0.40)	–	$10.53	7.06%	$15,195,891	0.62%	3.18%	0.62%	38.76%
Year Ended December 31, 2009(e)	$9.69	0.35	0.50	0.85	(0.28)	(0.05)	(0.33)	–	$10.21	8.78%	$13,455,339	0.65%	3.47%	0.65%	64.87%
Period Ended December 31, 2008(e)(f)	$10.00	0.34	(0.41)	(0.07)	(0.24)	–	(0.24)	–	$9.69	(0.65)%	$2,157,895	0.69%	4.60%	0.77%	88.25%

Class II Shares
Year Ended December 31, 2012(e)	$10.86	0.31	0.50	0.81	(0.32)	(0.07)	(0.39)	–	$11.28	7.48%	$120,912,530	0.85%	2.74%	0.85%	44.60%
Year Ended December 31, 2011(e)	$10.51	0.31	0.34	0.65	(0.30)	–	(0.30)	–	$10.86	6.24%	$129,001,795	0.85%	2.92%	0.85%	43.26%
Year Ended December 31, 2010(e)	$10.19	0.31	0.38	0.69	(0.26)	(0.11)	(0.37)	–	$10.51	6.78%	$146,037,394	0.87%	2.94%	0.87%	38.76%
Year Ended December 31, 2009(e)	$9.67	0.31	0.52	0.83	(0.26)	(0.05)	(0.31)	–	$10.19	8.59%	$204,807,516	0.88%	3.03%	0.88%	64.87%
Period Ended December 31, 2008(e)(f)	$10.00	0.32	(0.41)	(0.09)	(0.24)	–	(0.24)	–	$9.67	(0.87)%	$2,893,560	0.94%	4.41%	1.01%	88.25%

Class Y Shares
Year Ended December 31, 2012(e)	$10.89	0.35	0.51	0.86	(0.37)	(0.07)	(0.44)	–	$11.31	7.91%	$1,056,013,651	0.45%	3.13%	0.45%	44.60%
Year Ended December 31, 2011(e)	$10.53	0.36	0.34	0.70	(0.34)	–	(0.34)	–	$10.89	6.75%	$904,151,342	0.45%	3.33%	0.45%	43.26%
Year Ended December 31, 2010(e)	$10.21	0.36	0.37	0.73	(0.30)	(0.11)	(0.41)	–	$10.53	7.22%	$609,548,016	0.46%	3.33%	0.46%	38.76%
Year Ended December 31, 2009(e)	$9.69	0.38	0.48	0.86	(0.29)	(0.05)	(0.34)	–	$10.21	8.92%	$273,421,409	0.50%	3.69%	0.50%	64.87%
Period Ended December 31, 2008(e)(f)	$10.00	0.33	(0.39)	(0.06)	(0.25)	–	(0.25)	–	$9.69	(0.56)%	$78,958,783	0.55%	4.44%	0.62%	88.25%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Core Bond Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds and the Income Bond Fund.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of

23

Notes to Financial Statements (Continued)

December 31, 2012

Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$2,097,451	$—	$2,097,451
Collateralized Mortgage Obligations	—	152,289,759	—	152,289,759
Commercial Mortgage Backed Securities	—	56,879,078	—	56,879,078
Corporate Bonds	—	642,448,788	—	642,448,788
Municipal Bonds	—	20,754,025	—	20,754,025
Mutual Fund	13,838,157	—	—	13,838,157
Sovereign Bond	—	14,022,619	—	14,022,619
U.S. Government Mortgage Backed Agencies	—	55,072,012	—	55,072,012
U.S. Government Sponsored & Agency Obligations	—	171,589,909	—	171,589,909
U.S. Treasury Bond	—	3,924,347	—	3,924,347
U.S. Treasury Notes	—	27,978,116	—	27,978,116
Yankee Dollars	—	27,680,476	—	27,680,476
Total	$13,838,157	$1,174,736,580	$—	$1,188,574,737

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

24

Notes to Financial Statements (Continued)

December 31, 2012

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to paydown gains and losses and reclassification of consent fees. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

25

Notes to Financial Statements (Continued)

December 31, 2012

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion and more	0.38%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $1,455,254 for the year ended December 31, 2012.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

26

Notes to Financial Statements (Continued)

December 31, 2012

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $363,044 in fees from the Fund under the Join Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $4,257.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $224,457 in administrative services fees from the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $7 and $0, respectively.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the

27

Notes to Financial Statements (Continued)

December 31, 2012

untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $589,891,968 and sales of $502,549,538 (excluding short-term securities).

For the year ended December 31, 2012, the Fund had purchases of $32,890,702 and sales of $59,280,626 of U.S. Government securities.

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

28

Notes to Financial Statements (Continued)

December 31, 2012

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$40,762,546	$3,561,317	$44,323,863	$—	$44,323,863

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$29,727,426	$—	$29,727,426	$—	$29,727,426

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$10,806,436	$5,967,891	$16,774,327	$—	$70,208,795	$86,983,122

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,118,365,942	$71,666,502	$(1,457,707)	$70,208,795

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Core Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Core Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

30

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

The Fund designates $3,561,317, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

31

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

32

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

33

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

34

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

35

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

36

NVIT Core Plus Bond Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

30	Statement of Assets and Liabilities

31	Statement of Operations

32	Statements of Changes in Net Assets

34	Financial Highlights

35	Notes to Financial Statements

44	Report of Independent Registered Public Accounting Firm

45	Supplemental Information

46	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CPB (2/13)

This page intentionally left blank

Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to interest rate risk.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk, and mortgage- and asset-backed securities risk to varying degrees.

The Fund is subject to the risk that the securities the Fund buys will lose value prior to their delivery or that the sellers will not meet their obligations, resulting in loss of investment opportunity for the assets set aside to pay for the securities and any gain in the securities’ prices.

The Fund also is subject to risks associated with investing in high-yield bonds and foreign securities.

The Fund is subject to portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-

2

Important Disclosures (Continued)

rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity

REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

3

Important Disclosures (Continued)

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Neuberger Berman Fixed Income LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Neuberger Berman Fixed Income LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

December 31, 2012

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Core Plus Bond Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Core Plus Bond Fund (Class Y) returned 7.60% versus 4.21% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 39 funds as of December 31, 2012) was 7.66% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s exposures to commercial mortgage-backed securities (CMBS), floating-rate notes and high-yield corporate bonds were the largest contributors to Fund performance relative to the Fund’s benchmark during the reporting period. In each category, spreads (the difference between the bid price and the ask price) narrowed, given generally healthy demand from investors seeking incremental yield in the low-interest-rate environment.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

There were no meaningful detractors from Fund performance relative to the Fund’s benchmark during the reporting period. The Fund was rewarded for its exposures to the spread sectors (nongovernmental fixed-income securities), as they outperformed equal-duration U.S. Treasurys during the reporting period.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

The Fund invested in U.S. Treasury futures and euro futures during the reporting period. The U.S. Treasury futures were used to manage duration and yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds). The euro futures were used to adjust non-dollar exposures. The Fund’s investments in derivatives did not significantly affect Fund performance during the reporting period.

Subadviser:

Neuberger Berman Fixed Income LLC

Portfolio Managers:

Thanos Bardas and Andrew A. Johnson

7

Fund Performance	NVIT Core Plus Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	7.38%	7.96%
Class II	7.12%	7.71%
Class Y	7.60%	8.13%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio*
Class I	0.69%
Class II	0.94%
Class Y	0.54%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Core Plus Bond Fund since inception through 12/31/12 versus performance of the Barclays U.S. Aggregate Bond Index(a), and the Consumer Price Index (CPI)(b) from 4/1/08 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Core Plus Bond Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,037.70	3.38	0.66
	Hypothetical[b]	1,000.00	1,021.82	3.35	0.66
Class II Shares	Actual	1,000.00	1,036.00	4.66	0.91
	Hypothetical[b]	1,000.00	1,020.56	4.62	0.91
Class Y Shares	Actual	1,000.00	1,038.10	2.61	0.51
	Hypothetical[b]	1,000.00	1,022.57	2.59	0.51

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Core Plus Bond Fund
December 31, 2012

Asset Allocation †
U.S. Government Mortgage Backed Agencies	31.1%
Corporate Bonds	30.8%
U.S. Treasury Notes	22.0%
Commercial Mortgage Backed Securities	12.0%
U.S. Treasury Bonds	11.9%
Asset-Backed Securities	3.6%
Mutual Fund	2.3%
U.S. Government Sponsored & Agency Obligations	2.2%
Sovereign Bonds	0.9%
Yankee Dollar	0.3%
Liabilities in excess of other assets††	(17.1%)

100.0%

Top Industries †††
Media	3.0%
Diversified Financial Services	2.6%
Oil, Gas & Consumable Fuels	2.4%
Electric Utilities	1.8%
Diversified Telecommunication Services	1.8%
Commercial Banks	1.8%
Beverages	1.5%
Pharmaceuticals	1.3%
Health Care Providers & Services	1.3%
Tobacco	1.0%
Other Industries	81.5%

100.0%

Top Holdings †††
Federal Home Loan Mortgage Corp. Gold Pool TBA, 3.50%, 01/15/42	6.2%
U.S. Treasury Notes, 1.00%, 01/15/14	4.3%
Federal Home Loan Mortgage Corp. Gold Pool TBA, 4.00%, 01/15/42	4.0%
U.S. Treasury Notes, 0.50%, 10/15/13	3.8%
U.S. Treasury Notes, 2.00%, 11/30/13	3.5%
Federal National Mortgage Association Pool TBA, 4.00%, 01/25/42	2.9%
U.S. Treasury Notes, 0.13%, 12/31/13	2.9%
U.S. Treasury Bonds, 6.88%, 08/15/25	2.5%
U.S. Treasury Notes, 0.25%, 10/31/13	2.1%
U.S. Treasury Notes, 3.63%, 08/15/19	2.0%
Other Holdings	65.8%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Please refer to Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Core Plus Bond Fund

Asset-Backed Securities 3.6%

	Principal Amount	Market Value

Home Equity 2.1%
Accredited Mortgage Loan Trust Series 2005-3, Class M1, 0.66%, 09/25/35 (a)	$4,255,000	$3,455,817
Series 2005-4, Class A2D, 0.53%, 12/25/35 (a)	1,674,000	1,536,146
Asset Backed Securities Corp. Home Equity, Series 2006-HE1, Class A3, 0.41%, 01/25/36 (a)	4,686,061	4,303,632
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE2, Class M1, 0.96%, 05/25/35 (a)(b)	3,500,000	2,910,579
Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A4, 0.49%, 02/25/36 (a)	7,480,000	5,038,909
Nationstar Home Equity Loan Trust, Series 2007-A, Class AV3, 0.36%, 03/25/37 (a)	4,450,000	4,113,104
Structured Asset Securities Corp., Series 2006-NC1, Class A4, 0.36%, 05/25/36 (a)	2,794,130	2,444,718

		23,802,905

Other 1.5%
Carrington Mortgage Loan Trust, Series 2006-NC4, Class A5, 0.27%, 10/25/36 (a)	4,450,859	3,327,614
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AF1, 0.31%, 03/25/47 (a)	2,558,202	1,838,805
Newcastle Mortgage Securities Trust, Series 2006-1, Class A4, 0.49%, 03/25/36 (a)	3,600,000	3,436,751
Park Place Securities, Inc., Series 2004-WHQ2, Class M3, 0.90%, 02/25/35 (a)	3,080,000	2,429,935
Residential Asset Mortgage Products, Inc. Series 2003-RS2, Class AII, 0.89%, 03/25/33 (a)	1,839,993	1,542,202
Series 2006-RS1, Class AI2, 0.44%, 01/25/36 (a)	1,736,742	1,579,631
Structured Asset Investment Loan Trust, Series 2004-8, Class M1, 1.11%, 09/25/34 (a)	2,410,000	2,129,095

		16,284,033

Total Asset-Backed Securities (cost $33,074,680)		40,086,938

Commercial Mortgage Backed Securities 12.0%

	Principal Amount	Market Value

Banc of America Commercial Mortgage, Inc. Series 2006-3, Class A4, 5.89%, 07/10/44 (a)	$1,100,000	$1,256,739
Series 2006-5, Class A4, 5.41%, 09/10/47	5,450,000	6,198,824
Series 2006-6, Class A4, 5.36%, 10/10/45	4,675,000	5,356,676
Series 2007-3, Class A4, 5.69%, 06/10/49 (a)	4,500,000	5,216,103
Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class A4, 5.33%, 02/11/44	2,050,000	2,320,461
Series 2007-PW17, Class A4, 5.69%, 06/11/50 (a)	800,000	945,379
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A4, 5.32%, 12/11/49	5,700,000	6,538,527
Series 2007-CD5, Class A4, 5.89%, 11/15/44 (a)	746,901	882,580
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B 6.01%, 12/10/49 (a)	4,475,000	5,334,312
Commercial Mortgage Pass Through Certificates, Series 2006-C8, Class A4 5.31%, 12/10/46	1,350,000	1,551,209
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3, 5.80%, 06/15/38 (a)	1,800,000	2,043,338
Series 2006-C4, Class A3, 5.47%, 09/15/39	2,035,000	2,310,372
Series 2007-C1, Class A3, 5.38%, 02/15/40	225,000	249,717
Series 2007-C2, Class A3, 5.54%, 01/15/49 (a)	650,000	738,930
Series 2007-C3, Class A4, 5.68%, 06/15/39 (a)	2,500,000	2,878,218
Series 2007-C4, Class A4, 5.76%, 09/15/39 (a)	1,910,000	2,204,327
CW Capital Cobalt Ltd. Series 2006-C1, Class A4, 5.22%, 08/15/48	1,925,000	2,182,115
Series 2007-C3, Class A4, 5.80%, 05/15/46 (a)	4,500,000	5,302,660
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 3.74%, 11/10/46 (b)	1,427,457	1,543,952

12

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Greenwich Capital Commercial Funding Corp. Series 2007-GG11, Class A4, 5.74%, 12/10/49	$7,825,000	$9,224,142
Series 2007-GG9, Class A4, 5.44%, 03/10/39	4,465,000	5,142,434
GS Mortgage Securities Corp. II Series 2005-GG4, Class A3, 4.61%, 07/10/39	61,843	62,161
Series 2005-GG4, Class A4, 4.76%, 07/10/39	800,000	862,184
Series 2006-GG8, Class A4, 5.56%, 11/10/39	650,000	749,735
Series 2007-GG10, Class A4, 5.79%, 08/10/45 (a)	4,225,000	4,871,028
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB15, Class A4, 5.81%, 06/12/43 (a)	1,500,000	1,711,655
Series 2006-LDP9, Class A3, 5.34%, 05/15/47	4,998,000	5,717,627
Series 2007-CB18, Class A4, 5.44%, 06/12/47	4,000,000	4,603,816
Series 2007-CB19, Class A4, 5.73%, 02/12/49 (a)	4,840,000	5,676,250
Series 2007-LD11, Class A4, 5.81%, 06/15/49 (a)	3,535,000	4,122,340
Series 2007-LD12, Class A4, 5.88%, 02/15/51 (a)	3,515,000	4,145,960
Series 2007-LDPX, Class A3, 5.42%, 01/15/49	4,138,000	4,786,036
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class A4, 5.42%, 02/15/40	500,000	580,445
Series 2007-C6, Class A4, 5.86%, 07/15/40 (a)	1,635,000	1,951,843
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4, Class A3, 5.17%, 12/12/49 (a)	1,790,000	2,036,692
Series 2007-5, Class A4, 5.38%, 08/12/48	4,000,000	4,577,928
Series 2007-7, Class A4, 5.74%, 06/12/50 (a)	3,435,000	3,935,150
Series 2007-8, Class A3, 5.95%, 08/12/49 (a)	250,000	289,365
Morgan Stanley Capital I
Series 2007-IQ14, Class A2, 5.61%, 04/15/49	955,208	986,826
Series 2007-IQ16, Class A4, 5.81%, 12/12/49	2,250,000	2,672,258

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A4, 5.42%, 01/15/45 (a)	$280,005	$311,970
Series 2006-C29, Class A3, 5.31%, 11/15/48	260,000	268,870
Series 2007-C31, Class A4, 5.51%, 04/15/47	5,000,000	5,776,925
Series 2007-C32, Class A3, 5.74%, 06/15/49 (a)	3,605,000	4,201,476

Total Commercial Mortgage Backed Securities (cost $117,829,238)		134,319,555

Corporate Bonds 30.8%
Aerospace & Defense 0.6%
L-3 Communications Corp.,
3.95%, 11/15/16	3,475,000	3,757,399
Raytheon Co.,
2.50%, 12/15/22	2,660,000	2,623,883

		6,381,282

Airlines 0.3%
Continental Airlines Pass Through Certificates, Series 2012-2, Class A, 4.00%, 10/29/24	2,400,000	2,526,000
United Air Lines, Inc., 9.88%, 08/01/13 (b)	258,000	259,451

		2,785,451

Automobiles 0.3%
Chrysler Group LLC/CG Co-Issuer, Inc.,
8.00%, 06/15/19	260,000	283,400
Ford Motor Co.,
9.98%, 02/15/47	70,000	98,175
Volkswagen International Finance NV,
1.15%, 11/20/15 (b)	2,885,000	2,888,990

		3,270,565

Beverages 1.8%
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 07/15/22	3,940,000	3,964,664
3.75%, 07/15/42	1,415,000	1,421,542
Heineken NV
1.40%, 10/01/17 (b)	665,000	662,992
3.40%, 04/01/22 (b)	2,295,000	2,393,841
Molson Coors Brewing Co.,
2.00%, 05/01/17	2,705,000	2,771,067

13

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages (continued)
Pernod-Ricard SA
2.95%, 01/15/17 (b)	$1,415,000	$1,488,192
5.50%, 01/15/42 (b)	2,620,000	3,053,241
SABMiller Holdings, Inc., 3.75%, 01/15/22 (b)	3,515,000	3,795,606

		19,551,145

Biotechnology 0.1%
Celgene Corp., 1.90%, 08/15/17	1,320,000	1,343,694

Building Products 0.0%†
USG Corp., 8.38%, 10/15/18 (b)	415,000	460,650

Capital Markets 1.0%
Goldman Sachs Group, Inc. (The)
3.30%, 05/03/15	4,970,000	5,180,017
6.75%, 10/01/37	1,610,000	1,824,657
Morgan Stanley, 5.63%, 09/23/19	3,195,000	3,613,481

		10,618,155

Chemicals 0.4%
Dow Chemical Co. (The), 4.38%, 11/15/42	3,440,000	3,417,688
Hexion US Finance Corp., 6.63%, 04/15/20	375,000	381,563
Huntsman International LLC
8.63%, 03/15/20	230,000	260,475
8.63%, 03/15/21	200,000	228,500
LyondellBasell Industries NV
5.00%, 04/15/19	245,000	270,725
6.00%, 11/15/21	120,000	140,700

		4,699,651

Commercial Banks 1.9%
Bank of China (Hong Kong) Ltd., Reg. S, 5.55%, 02/11/20	580,000	652,419
Bank of Montreal, 0.80%, 11/06/15	3,200,000	3,195,421
BB&T Corp., Series C, 1.60%, 08/15/17	3,175,000	3,213,125
CIT Group, Inc.
5.00%, 05/15/17	140,000	148,400
4.25%, 08/15/17	210,000	216,246
6.63%, 04/01/18 (b)	175,000	197,750
5.50%, 02/15/19 (b)	675,000	735,750
Export-Import Bank of India, 4.00%, 08/07/17	200,000	207,390
National Bank of Canada, 1.45%, 11/07/17	3,135,000	3,138,492
Oschadbank Via SSB #1 PLC, 8.25%, 03/10/16	200,000	189,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Russian Agricultural Bank OJSC Via RSHB Capital SA
Reg. S, 9.00%, 06/11/14	$200,000	$219,500
Reg. S, 6.30%, 05/15/17	150,000	166,125
UnionBanCal Corp., 3.50%, 06/18/22	1,475,000	1,555,739
US Bancorp, 2.95%, 07/15/22	4,420,000	4,465,199
Wells Fargo & Co., 1.50%, 01/16/18	2,775,000	2,779,551

		21,080,107

Commercial Services & Supplies 0.1%
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)	246,440	259,994
Knowledge Learning Corp., 7.75%, 02/01/15 (b)	190,000	175,750
Pharmaceutical Product Development, Inc., 9.50%, 12/01/19 (b)	195,000	221,325
RR Donnelley & Sons Co.
8.60%, 08/15/16	115,000	123,625
8.25%, 03/15/19	860,000	868,600

		1,649,294

Computers & Peripherals 0.9%
Hewlett-Packard Co.
2.35%, 03/15/15	4,225,000	4,243,814
2.60%, 09/15/17	2,260,000	2,201,592
4.65%, 12/09/21	1,610,000	1,616,263
NetApp, Inc., 2.00%, 12/15/17	1,740,000	1,733,799
Seagate HDD Cayman
6.88%, 05/01/20	120,000	127,650
7.00%, 11/01/21	230,000	246,675

		10,169,793

Consumer Finance 0.8%
Ally Financial, Inc.
5.50%, 02/15/17	395,000	422,557
6.25%, 12/01/17	170,000	188,227
8.00%, 03/15/20	470,000	575,750
8.00%, 11/01/31	145,000	183,606
American Honda Finance Corp., 1.50%, 09/11/17 (b)	2,130,000	2,129,410
Ford Motor Credit Co. LLC, 4.25%, 09/20/22	2,715,000	2,870,800
General Motors Financial Co., Inc., 4.75%, 08/15/17 (b)	240,000	252,358
International Lease Finance Corp.
5.65%, 06/01/14	310,000	322,592
8.63%, 09/15/15	155,000	174,181
8.75%, 03/15/17	255,000	294,525

14

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance (continued)
International Lease Finance Corp. (continued)
6.25%, 05/15/19	$300,000	$319,500
8.25%, 12/15/20	125,000	149,063
John Deere Capital Corp., 1.70%, 01/15/20	1,275,000	1,261,941

		9,144,510

Distributors 0.1%
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.75%, 05/20/20	155,000	170,112
7.00%, 05/20/22	230,000	255,875
Ferrellgas LP/Ferrellgas Finance Corp., 9.13%, 10/01/17	310,000	335,575
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.50%, 10/01/18	270,000	290,925

		1,052,487

Diversified Financial Services 2.8%
Bank of America Corp., 1.50%, 10/09/15	4,805,000	4,829,568
Citigroup, Inc., 2.65%, 03/02/15	2,935,000	3,022,363
CNH Capital LLC, 3.88%, 11/01/15 (b)	145,000	149,531
Ford Holdings LLC, 9.30%, 03/01/30	75,000	103,031
General Electric Capital Corp.
1.00%, 12/11/15	2,450,000	2,459,859
2.30%, 04/27/17	5,005,000	5,189,589
3.15%, 09/07/22	4,920,000	5,026,730
Harley-Davidson Financial Services, Inc., 1.15%, 09/15/15 (b)	2,970,000	2,977,796
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 01/15/18	660,000	708,675
JPMorgan Chase & Co.
3.45%, 03/01/16	3,705,000	3,934,751
2.00%, 08/15/17	1,770,000	1,808,048
Power Sector Assets & Liabilities Management Corp.
Reg. S, 6.88%, 11/02/16	400,000	471,000
Reg. S, 7.39%, 12/02/24	390,000	543,075

		31,224,016

Diversified Telecommunication Services 2.2%
AT&T, Inc.
0.80%, 12/01/15	4,045,000	4,044,882
1.40%, 12/01/17	1,520,000	1,520,286
6.55%, 02/15/39	2,670,000	3,508,682

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 02/15/23	$100,000	$99,750
CenturyLink, Inc., Series T, 5.80%, 03/15/22	210,000	221,997
Frontier Communications Corp., 8.25%, 04/15/17	621,000	717,255
PAETEC Holding Corp., 8.88%, 06/30/17	115,000	123,338
Qwest Capital Funding, Inc., 6.88%, 07/15/28	205,000	208,940
Qwest Communications International, Inc., 7.13%, 04/01/18	410,000	427,795
Qwest Corp.
6.75%, 12/01/21	6,575,000	7,705,683
6.88%, 09/15/33	445,000	447,225
SBA Telecommunications, Inc., 5.75%, 07/15/20 (b)	80,000	85,000
Sprint Capital Corp.
6.90%, 05/01/19	210,000	228,900
6.88%, 11/15/28	85,000	88,400
tw telecom holdings inc, 5.38%, 10/01/22 (b)	390,000	408,525
UPC Holding BV, 9.88%, 04/15/18 (b)	175,000	197,750
Verizon Communications, Inc., 3.85%, 11/01/42	3,210,000	3,157,250
Virgin Media Finance PLC, 5.25%, 02/15/22	365,000	386,900
Windstream Corp.
8.13%, 08/01/13	70,000	72,625
7.88%, 11/01/17	450,000	506,250
7.75%, 10/01/21	360,000	388,800

		24,546,233

Electric Utilities 2.1%
Dominion Resources, Inc., Series C, 4.05%, 09/15/42	3,175,000	3,134,814
Duke Energy Corp., 1.63%, 08/15/17	2,170,000	2,175,668
Exelon Generation Co. LLC, 4.00%, 10/01/20	6,520,000	6,854,000
Georgia Power Co., 4.30%, 03/15/42	2,065,000	2,165,925
Ipalco Enterprises, Inc.
7.25%, 04/01/16 (b)	385,000	427,350
5.00%, 05/01/18	310,000	324,725
Pacific Gas & Electric Co.
4.45%, 04/15/42	545,000	581,771
3.75%, 08/15/42	2,895,000	2,768,019
PPL Capital Funding, Inc., 3.50%, 12/01/22	2,975,000	3,028,244

15

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Progress Energy, Inc., 3.15%, 04/01/22	$1,915,000	$1,938,604

		23,399,120

Electrical Equipment 0.2%
Thermo Fisher Scientific, Inc., 1.85%, 01/15/18	1,750,000	1,773,963

Electronic Equipment, Instruments & Components 0.0%†
NXP BV/NXP Funding LLC, 9.75%, 08/01/18 (b)	150,000	173,813

Food & Staples Retailing 0.3%
Rite Aid Corp.
9.75%, 06/12/16	155,000	167,787
8.00%, 08/15/20	74,000	84,545
Walgreen Co., 3.10%, 09/15/22	3,025,000	3,051,227

		3,303,559

Food Products 0.4%
Kraft Foods Group, Inc.
2.25%, 06/05/17 (b)	1,775,000	1,835,911
5.00%, 06/04/42 (b)	2,700,000	3,036,147

		4,872,058

Gas Utilities 0.3%
Access Midstream Partners LP/ACMP Finance Corp., 4.88%, 05/15/23	110,000	111,650
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.13%, 07/15/22	310,000	334,025
El Paso Corp.
7.00%, 06/15/17	295,000	336,990
7.80%, 08/01/31	240,000	279,828
7.75%, 01/15/32	60,000	70,500
Energy Transfer Equity LP, 7.50%, 10/15/20	455,000	525,525
Intergas Finance BV, Reg. S, 6.38%, 05/14/17	210,000	238,875
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Series B, 8.75%, 04/15/18	445,000	472,812
Regency Energy Partners LP/Regency Energy Finance Corp., 6.88%, 12/01/18	315,000	343,350
Southern Star Central Corp., 6.75%, 03/01/16	430,000	437,525

		3,151,080

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services 1.6%
Aetna, Inc., 4.13%, 11/15/42	$1,375,000	$1,363,483
Aristotle Holding, Inc.
3.50%, 11/15/16 (b)	1,840,000	1,967,263
2.65%, 02/15/17 (b)	6,285,000	6,532,560
Biomet, Inc., 6.50%, 08/01/20 (b)	370,000	393,125
CHS/Community Health Systems, Inc., 5.13%, 08/15/18	345,000	359,662
DaVita, Inc., 5.75%, 08/15/22	290,000	305,587
Fresenius Medical Care US Finance II, Inc.
5.63%, 07/31/19 (b)	220,000	236,225
5.88%, 01/31/22 (b)	75,000	81,375
Fresenius Medical Care US Finance, Inc., 6.50%, 09/15/18 (b)	155,000	173,212
HCA, Inc.
8.50%, 04/15/19	885,000	986,775
5.88%, 03/15/22	160,000	174,000
4.75%, 05/01/23	265,000	269,638
Health Management Associates, Inc., 7.38%, 01/15/20	235,000	253,800
Hologic, Inc., 6.25%, 08/01/20 (b)	245,000	263,988
Tenet Healthcare Corp.
6.25%, 11/01/18	485,000	532,288
8.88%, 07/01/19	100,000	112,000
4.75%, 06/01/20 (b)	145,000	147,175
UnitedHealth Group, Inc., 2.75%, 02/15/23	870,000	877,827
WellPoint, Inc., 1.88%, 01/15/18	2,525,000	2,556,358

		17,586,341

Hotels, Restaurants & Leisure 0.2%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 9.13%, 08/01/18	215,000	241,875
CityCenter Holdings LLC/CityCenter Finance Corp.
7.63%, 01/15/16	425,000	454,750
7.63%, 01/15/16 (b)	65,000	69,387
Graton Economic Development Authority, 9.63%, 09/01/19 (b)	365,000	391,006
MGM Resorts International
6.75%, 10/01/20 (b)	150,000	153,188
6.63%, 12/15/21	700,000	700,000
Pinnacle Entertainment, Inc., 7.75%, 04/01/22	245,000	260,925

16

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure (continued)
Royal Caribbean Cruises Ltd., 7.25%, 06/15/16	$280,000	$316,400
Seminole Indian Tribe of Florida, 7.75%, 10/01/17 (b)	130,000	140,563

		2,728,094

Household Durables 0.1%
Lennar Corp., 4.75%, 12/15/17 (b)	285,000	294,975
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 05/15/19	160,000	176,800
Standard Pacific Corp., 8.38%, 05/15/18	300,000	348,000

		819,775

Household Products 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
7.88%, 08/15/19	380,000	422,750
5.75%, 10/15/20 (b)	210,000	216,825
6.88%, 02/15/21	145,000	156,238

		795,813

Industrial Conglomerates 0.2%
General Electric Co., 2.70%, 10/09/22	1,900,000	1,936,683

Information Technology Services 0.1%
Fidelity National Information Services, Inc.
7.63%, 07/15/17	170,000	184,875
7.88%, 07/15/20	95,000	107,469
First Data Corp.
7.38%, 06/15/19 (b)	145,000	150,075
6.75%, 11/01/20 (b)	225,000	227,250

		669,669

Insurance 0.6%
Lincoln National Corp., 4.20%, 03/15/22	1,500,000	1,609,263
Prudential Financial, Inc., 5.88%, 09/15/42 (a)	4,920,000	5,166,000

		6,775,263

Internet & Catalog Retail 0.1%
Amazon.com, Inc., 1.20%, 11/29/17	1,350,000	1,342,580

Machinery 0.0%†
Manitowoc Co., Inc. (The), 8.50%, 11/01/20	170,000	190,825

Corporate Bonds (continued)

	Principal Amount	Market Value

Machinery (continued)
Terex Corp.
6.50%, 04/01/20	$165,000	$174,900
6.00%, 05/15/21	100,000	105,250

		470,975

Media 3.2%
AMC Networks, Inc., 7.75%, 07/15/21	120,000	137,400
CCO Holdings LLC/CCO Holdings Capital Corp.
7.25%, 10/30/17	490,000	534,100
7.00%, 01/15/19	155,000	167,206
8.13%, 04/30/20	355,000	397,600
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 09/15/20 (b)	210,000	218,662
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/22 (b)	145,000	148,987
6.50%, 11/15/22 (b)	385,000	399,438
CSC Holdings LLC
7.88%, 02/15/18	80,000	92,600
6.75%, 11/15/21 (b)	625,000	692,969
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
2.40%, 03/15/17	5,610,000	5,746,418
6.00%, 08/15/40	3,563,000	3,953,434
DISH DBS Corp.
7.13%, 02/01/16	70,000	78,400
7.88%, 09/01/19	185,000	219,225
6.75%, 06/01/21	60,000	68,400
5.88%, 07/15/22	520,000	559,000
5.00%, 03/15/23 (b)	320,000	320,000
Gannett Co., Inc.
9.38%, 11/15/17	150,000	166,125
7.13%, 09/01/18	555,000	605,644
Intelsat Jackson Holdings SA, 8.50%, 11/01/19	470,000	526,400
NBCUniversal Media LLC
6.40%, 04/30/40	2,820,000	3,618,384
4.45%, 01/15/43	1,775,000	1,797,431
Sirius XM Radio, Inc., 8.75%, 04/01/15 (b)	100,000	113,250
Telesat Canada/Telesat LLC, 6.00%, 05/15/17 (b)	435,000	456,750
Time Warner Cable, Inc.
6.75%, 07/01/18	3,630,000	4,534,534
4.13%, 02/15/21	1,170,000	1,281,295
5.50%, 09/01/41	2,660,000	2,959,692
Time Warner, Inc., 6.10%, 07/15/40	2,245,000	2,718,062
Univision Communications, Inc., 6.88%, 05/15/19 (b)	555,000	577,200

17

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Videotron Ltee, 9.13%, 04/15/18	$415,000	$441,975
Walt Disney Co. (The), 3.70%, 12/01/42	1,830,000	1,831,931
WMG Acquisition Corp., 6.00%, 01/15/21 (b)	45,000	47,475
XM Satellite Radio, Inc., 7.63%, 11/01/18 (b)	315,000	351,225

		35,761,212

Metals & Mining 0.4%
ArcelorMittal
5.00%, 02/25/17	75,000	75,705
5.75%, 08/05/20	225,000	225,452
6.00%, 03/01/21	140,000	139,599
6.75%, 02/25/22	95,000	99,704
Corp. Nacional del Cobre de Chile, Reg. S, 7.50%, 01/15/19	100,000	128,837
FMG Resources (August 2006) Pty Ltd., 6.00%, 04/01/17 (b)	335,000	341,700
Peabody Energy Corp.
7.38%, 11/01/16	305,000	349,225
6.00%, 11/15/18	125,000	132,812
Rio Tinto Finance USA PLC, 2.88%, 08/21/22	2,295,000	2,310,175
Steel Dynamics, Inc., 6.13%, 08/15/19 (b)	250,000	265,000

		4,068,209

Multiline Retail 0.0%†
Sears Holdings Corp., 6.63%, 10/15/18	445,000	404,950

Multi-Utilities & Unregulated Power 0.2%
Calpine Corp., 7.25%, 10/15/17 (b)	403,000	429,195
Majapahit Holding BV
Reg. S, 7.75%, 01/20/20	200,000	251,500
Reg. S, 7.88%, 06/29/37	360,000	494,100
NRG Energy, Inc.
7.63%, 01/15/18	450,000	499,500
7.88%, 05/15/21	500,000	555,000

		2,229,295

Office Electronics 0.2%
Xerox Corp., 4.50%, 05/15/21	1,965,000	2,080,634

Oil, Gas & Consumable Fuels 2.3%
Anadarko Petroleum Corp., 5.95%, 09/15/16	4,230,000	4,869,284
Apache Corp.
4.75%, 04/15/43	1,190,000	1,295,442
4.25%, 01/15/44	3,295,000	3,366,423

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
BP Capital Markets PLC, 1.38%, 11/06/17	$3,240,000	$3,242,858
Chesapeake Energy Corp.
7.63%, 07/15/13	30,000	30,900
9.50%, 02/15/15	285,000	322,050
6.50%, 08/15/17	30,000	32,550
6.88%, 08/15/18	450,000	474,750
6.63%, 08/15/20	5,000	5,363
Cimarex Energy Co., 5.88%, 05/01/22	245,000	268,275
Continental Resources, Inc., 5.00%, 09/15/22	380,000	409,450
Empresa Nacional del Petroleo, Reg. S, 5.25%, 08/10/20	100,000	110,214
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 05/01/20	560,000	631,400
EP Energy LLC/Everest Acquisition Finance, Inc.
6.88%, 05/01/19	55,000	59,675
7.75%, 09/01/22	40,000	42,400
EPE Holdings LLC/EP Energy Bond Co., Inc., 8.88%, 12/15/17 (b)	55,000	54,519
EXCO Resources, Inc., 7.50%, 09/15/18	570,000	552,900
Forest Oil Corp., 7.50%, 09/15/20 (b)	135,000	141,750
KazMunayGas National Co.
Reg. S, 9.13%, 07/02/18	210,000	277,725
Reg. S, 6.38%, 04/09/21	250,000	305,937
Linn Energy LLC/Linn Energy Finance Corp.
8.63%, 04/15/20	440,000	479,600
7.75%, 02/01/21	225,000	239,625
Marathon Oil Corp., 2.80%, 11/01/22	2,160,000	2,173,383
NAK Naftogaz Ukraine, 9.50%, 09/30/14	710,000	728,637
Newfield Exploration Co., 5.63%, 07/01/24	110,000	118,800
Pemex Project Funding Master Trust
5.75%, 03/01/18	560,000	653,800
6.63%, 06/15/35	210,000	266,700
6.63%, 06/15/38	440,000	557,700
Petroleos de Venezuela SA
Reg. S, 5.25%, 04/12/17	540,000	471,150
Reg. S, 8.50%, 11/02/17	400,000	395,000
Reg. S, 12.75%, 02/17/22	600,000	674,400
5.38%, 04/12/27	100,000	70,000
Reg. S, 5.50%, 04/12/37	50,000	34,250
Plains Exploration & Production Co.
7.63%, 06/01/18	290,000	305,225
6.50%, 11/15/20	215,000	238,112

18

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Plains Exploration & Production Co. (continued)
6.63%, 05/01/21	$295,000	$324,869
6.88%, 02/15/23	95,000	108,538
Range Resources Corp.
5.75%, 06/01/21	135,000	144,450
5.00%, 08/15/22	80,000	83,600
SandRidge Energy, Inc.
8.00%, 06/01/18 (b)	265,000	280,900
7.50%, 03/15/21	70,000	74,900
8.13%, 10/15/22	155,000	169,725
WPX Energy, Inc., 5.25%, 01/15/17	295,000	312,700

		25,399,929

Paper & Forest Products 0.0%†
Masco Corp., 6.13%, 10/03/16	230,000	254,045

Pharmaceuticals 1.5%
AbbVie, Inc.
1.20%, 11/06/15 (b)	8,510,000	8,566,855
4.40%, 11/06/42 (b)	2,600,000	2,764,149
AstraZeneca PLC, 1.95%, 09/18/19	735,000	744,919
Endo Pharmaceuticals Holdings, Inc., 7.00%, 07/15/19	235,000	250,569
Takeda Pharmaceutical Co., Ltd., 1.63%, 03/17/17 (b)	3,135,000	3,180,301
Valeant Pharmaceuticals International
6.50%, 07/15/16 (b)	280,000	294,350
6.75%, 10/01/17 (b)	210,000	226,800
6.88%, 12/01/18 (b)	135,000	145,462
6.38%, 10/15/20 (b)	50,000	53,625
VPI Escrow Corp., 6.38%, 10/15/20 (b)	330,000	353,925

		16,580,955

Professional Services 0.0%†
Ceridian Corp., 8.88%, 07/15/19 (b)	240,000	260,400

Real Estate Investment Trusts (REITs) 0.4%
Health Care REIT, Inc., 2.25%, 03/15/18	1,875,000	1,873,421
Host Hotels & Resorts LP, 6.00%, 11/01/20	355,000	390,500
Omega Healthcare Investors, Inc.
6.75%, 10/15/22	470,000	511,125
5.88%, 03/15/24	375,000	397,500
Ventas Realty LP/Ventas Capital Corp., 2.00%, 02/15/18	1,700,000	1,701,098

		4,873,644

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail 0.6%
CSX Corp., 4.10%, 03/15/44	$1,485,000	$1,465,904
ERAC USA Finance LLC, 7.00%, 10/15/37 (b)	3,970,000	5,041,221
HDTFS, Inc., 5.88%, 10/15/20 (b)	65,000	67,925
UR Financing Escrow Corp., 5.75%, 07/15/18 (b)	55,000	59,263

		6,634,313

Semiconductors & Semiconductor Equipment 0.6%
Freescale Semiconductor, Inc., 9.25%, 04/15/18 (b)	170,000	185,725
Intel Corp., 1.35%, 12/15/17	6,955,000	6,952,990

		7,138,715

Software 0.3%
Oracle Corp., 1.20%, 10/15/17	3,850,000	3,861,427

Specialty Retail 0.1%
Sally Holdings LLC/Sally Capital, Inc., 5.75%, 06/01/22	395,000	428,575
Toys “R” Us Property Co. I LLC, 10.75%, 07/15/17	425,000	457,938
Toys “R” Us Property Co. II LLC, 8.50%, 12/01/17	150,000	159,000

		1,045,513

Tobacco 1.0%
Altria Group, Inc., 2.85%, 08/09/22	2,100,000	2,078,011
Lorillard Tobacco Co.
2.30%, 08/21/17	1,610,000	1,627,971
8.13%, 06/23/19	4,500,000	5,742,126
Reynolds American, Inc., 3.25%, 11/01/22	1,870,000	1,878,405

		11,326,513

Wireless Telecommunication Services 0.4%
America Movil SAB de CV, 3.13%, 07/16/22	1,625,000	1,651,728
SK Telecom Co. Ltd., 2.13%, 05/01/18 (b)	2,160,000	2,171,811
Sprint Nextel Corp., 7.00%, 03/01/20 (b)	735,000	854,437

		4,677,976

Total Corporate Bonds (cost $332,052,730)		344,373,549

19

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

Sovereign Bonds 0.9%

	Principal Amount	Market Value

ARGENTINA 0.1%
Argentine Republic Government International Bond
8.75%, 06/02/17	$60,000	$53,100
8.28%, 12/31/33	478,625	327,858
2.50%, 12/31/38 (c)	300,006	107,702

		488,660

BRAZIL 0.1%
Banco Nacional de Desenvolvimento Economico e Social, Reg. S, 5.50%, 07/12/20	650,000	765,375
Brazilian Government International Bond
7.88%, 03/07/15	250,000	286,250
5.63%, 01/07/41	100,000	131,000

		1,182,625

BULGARIA 0.0%†
Bulgaria Government International Bond, Reg. S, 8.25%, 01/15/15	160,000	181,971

COLOMBIA 0.0%†
Colombia Government International Bond, 6.13%, 01/18/41	150,000	206,025

CROATIA 0.0%†
Croatia Government International Bond, Reg. S, 6.75%, 11/05/19	325,000	372,531

DOMINICAN REPUBLIC 0.0%†
Dominican Republic International Bond, Reg. S, 7.50%, 05/06/21	100,000	116,150

EGYPT 0.0%†
Egypt Government International Bond, Reg. S, 6.88%, 04/30/40	100,000	94,500

EL SALVADOR 0.0%†
El Salvador Government International Bond
Reg. S, 7.38%, 12/01/19	150,000	172,275
Reg. S, 7.65%, 06/15/35	120,000	137,100

		309,375

GABON 0.0%†
Gabonese Republic, Reg. S, 8.20%, 12/12/17	100,000	121,250

Sovereign Bonds (continued)

	Principal Amount	Market Value

GHANA 0.0%†
Republic of Ghana, Reg. S, 8.50%, 10/04/17	$100,000	$115,500

HUNGARY 0.0%†
Hungary Government International Bond, 7.63%, 03/29/41	150,000	173,250

INDONESIA 0.0%†
Indonesia Government International Bond, Reg. S, 6.75%, 03/10/14	300,000	317,250

IVORY COAST 0.0%†
Ivory Coast Government International Bond, Reg. S, 0.00%, 12/31/32 (c)	130,000	121,225

LATVIA 0.0%†
Republic of Latvia, Reg. S, 5.25%, 02/22/17	200,000	224,200

LEBANON 0.0%†
Lebanon Government International Bond, 6.38%, 03/09/20	300,000	313,500

LITHUANIA 0.1%
Lithuania Government International Bond, Reg. S, 7.38%, 02/11/20	366,000	476,715

PANAMA 0.1%
Panama Government International Bond
5.20%, 01/30/20	130,000	155,285
7.13%, 01/29/26	200,000	283,500
6.70%, 01/26/36	160,000	227,200

		665,985

PERU 0.0%†
Peruvian Government International Bond, 8.38%, 05/03/16	120,000	147,660

PHILIPPINES 0.1%
Philippine Government International Bond
8.38%, 06/17/19	300,000	413,625
6.38%, 10/23/34	100,000	140,500

		554,125

20

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

POLAND 0.1%
Poland Government International Bond
5.00%, 10/19/15	$50,000	$55,625
6.38%, 07/15/19	150,000	187,008
5.13%, 04/21/21	380,000	450,680

		693,313

ROMANIA 0.0%†
Romanian Government International Bond, Reg. S, 6.75%, 02/07/22	150,000	182,250

RUSSIA 0.1%
Russian Foreign Bond — Eurobond
Reg. S, 5.00%, 04/29/20	200,000	236,000
Reg. S, 12.75%, 06/24/28	140,000	283,500
Reg. S, 7.50%, 03/31/30 (c)	155,000	199,082

		718,582

SRI LANKA 0.0%†
Sri Lanka Government International Bond, Reg. S, 6.25%, 10/04/20	250,000	271,875

TURKEY 0.1%
Turkey Government International Bond
9.50%, 01/15/14	200,000	217,000
7.00%, 06/05/20	200,000	255,000
7.38%, 02/05/25	100,000	135,500
6.88%, 03/17/36	250,000	337,500
7.25%, 03/05/38	200,000	282,900

		1,227,900

UKRAINE 0.1%
Ukraine Government International Bond, Reg. S, 6.58%, 11/21/16	620,000	619,256

URUGUAY 0.0%†
Uruguay Government International Bond, 8.00%, 11/18/22	100,000	145,200

VIETNAM 0.0%†
Vietnam Government International Bond, Reg. S, 6.75%, 01/29/20	280,000	319,200

Total Sovereign Bonds (cost $9,598,855)		10,360,073

U.S. Government Mortgage Backed Agencies 31.1%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool
Pool# G13072 5.00%, 04/01/23	$25,468	$27,353
Pool# G13122 5.00%, 04/01/23	12,611	13,525
Pool# J07940 5.00%, 05/01/23	151,799	163,318
Pool# G13225 5.00%, 06/01/23	249,124	267,171
Pool# J07942 5.00%, 06/01/23	28,178	30,219
Pool# J08443 5.00%, 07/01/23	65,391	71,354
Pool# C91128 5.50%, 12/01/27	65,539	70,923
Pool# D98252 5.00%, 08/01/29	292,442	314,868
Pool# C91407 4.00%, 10/01/31	975,000	1,051,532
Pool# A14186 5.50%, 10/01/33	3,946	4,293
Pool# A82875 5.50%, 11/01/33	89,643	97,540
Pool# C01674 5.50%, 11/01/33	34,478	37,515
Pool# A24611 4.50%, 06/01/34	11,649	12,529
Pool# A23854 5.50%, 06/01/34	43,566	47,349
Pool# G01827 4.50%, 06/01/35	6,541	7,031
Pool# A46898 4.50%, 09/01/35	91,005	97,828
Pool# G05085 4.50%, 09/01/35	232,622	250,352
Pool# G08084 4.50%, 10/01/35	151,253	162,592
Pool# A39572 5.00%, 11/01/35	130,754	141,190
Pool# A39584 5.50%, 11/01/35	66,175	71,839
Pool# G02203 4.50%, 03/01/36	13,684	14,710
Pool# A49058 5.50%, 05/01/36	157,828	171,120
Pool# A52983 5.50%, 10/01/36	216,015	233,762
Pool# A61562 5.50%, 10/01/36	75,620	81,832
Pool# G02379 6.00%, 10/01/36	43,346	47,239
Pool# A57475 5.50%, 02/01/37	13,706	14,807
Pool# G02561 5.50%, 02/01/37	194,494	210,473

21

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A58420 5.50%, 03/01/37	$25,866	$27,943
Pool# G03400 5.50%, 03/01/37	627,833	679,413
Pool# A60064 5.50%, 04/01/37	219,580	237,208
Pool# G02791 5.50%, 04/01/37	16,044	17,332
Pool# G05521 5.50%, 05/01/37	3,238,537	3,534,193
Pool# G02976 5.50%, 06/01/37	160,111	172,965
Pool# G08204 5.50%, 06/01/37	30,874	33,352
Pool# A64594 5.50%, 07/01/37	70,552	76,899
Pool# G08210 6.00%, 07/01/37	279,322	303,971
Pool# A65518 6.00%, 09/01/37	285,974	311,210
Pool# A68546 5.50%, 11/01/37	168,833	182,386
Pool# G03432 5.50%, 11/01/37	166,807	180,198
Pool# A69653 5.50%, 12/01/37	57,517	62,135
Pool# A70591 5.50%, 12/01/37	195,103	210,766
Pool# G03616 6.00%, 12/01/37	84,590	92,055
Pool# G04774 4.50%, 01/01/38	136,045	146,243
Pool# A71374 5.50%, 01/01/38	37,972	41,163
Pool# A71604 5.50%, 01/01/38	712,885	770,115
Pool# A72378 5.50%, 01/01/38	656,134	708,808
Pool# G03927 5.50%, 01/01/38	43,232	46,703
Pool# A73996 5.50%, 02/01/38	664,358	717,277
Pool# G03812 5.50%, 02/01/38	2,637,407	2,849,136
Pool# G03964 5.50%, 02/01/38	266,895	288,154
Pool# A72499 6.00%, 02/01/38	32,608	35,665
Pool# A75432 5.50%, 03/01/38	356,601	386,850
Pool# G04220 5.50%, 03/01/38	69,176	74,730

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G08256 5.50%, 03/01/38	$29,870	$32,250
Pool# G04156 6.00%, 03/01/38	66,142	71,979
Pool# A75830 5.50%, 04/01/38	331,162	357,545
Pool# A76127 5.50%, 04/01/38	855,439	923,578
Pool# A76483 5.50%, 04/01/38	547,567	591,184
Pool# G04248 5.50%, 04/01/38	470,057	507,499
Pool# G08263 5.50%, 04/01/38	41,961	45,304
Pool# A76211 6.00%, 04/01/38	5,696	6,199
Pool# A76939 5.50%, 05/01/38	68,615	74,080
Pool# A77057 5.50%, 05/01/38	57,711	62,308
Pool# A77208 5.50%, 05/01/38	82,083	88,676
Pool# A77796 5.50%, 05/01/38	1,693,937	1,828,866
Pool# G04305 5.50%, 05/01/38	819,179	884,430
Pool# A77648 5.50%, 06/01/38	21,202	22,891
Pool# A77937 5.50%, 06/01/38	533,930	576,460
Pool# A78624 5.50%, 06/01/38	396,696	428,295
Pool# G04458 5.50%, 06/01/38	179,146	193,416
Pool# A78076 6.00%, 06/01/38	121,784	132,531
Pool# A78454 6.00%, 06/01/38	125,850	136,956
Pool# A78982 5.50%, 07/01/38	102,727	110,910
Pool# A79018 5.50%, 07/01/38	216,150	233,368
Pool# A79806 5.50%, 07/01/38	39,422	42,562
Pool# A79816 5.50%, 07/01/38	23,739	25,630
Pool# G04471 5.50%, 07/01/38	262,843	283,779
Pool# A80779 5.50%, 08/01/38	158,167	170,765
Pool# A81743 5.50%, 09/01/38	199,604	215,503

22

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A82093 5.50%, 09/01/38	$61,725	$67,027
Pool# A82207 5.50%, 09/01/38	6,921	7,472
Pool# A82609 5.50%, 09/01/38	49,994	53,973
Pool# A82656 5.50%, 10/01/38	29,933	32,317
Pool# A82703 5.50%, 10/01/38	37,323	40,296
Pool# G04847 5.50%, 10/01/38	289,868	312,958
Pool# G05979 5.50%, 10/01/38	62,966	68,021
Pool# A82757 5.50%, 11/01/38	349,911	377,783
Pool# A82787 5.50%, 11/01/38	1,610,944	1,739,263
Pool# A83032 5.50%, 11/01/38	46,872	50,606
Pool# A83066 5.50%, 11/01/38	12,218	13,191
Pool# A83071 5.50%, 11/01/38	11,900	12,848
Pool# A83345 5.00%, 12/01/38	107,926	116,135
Pool# A83596 5.50%, 12/01/38	140,683	154,834
Pool# G08314 5.50%, 01/01/39	154,062	166,334
Pool# G08323 5.00%, 02/01/39	535,772	576,523
Pool# A84417 5.50%, 02/01/39	271,947	294,118
Pool# G05300 5.50%, 02/01/39	38,588	41,662
Pool# G05841 5.50%, 04/01/39	80,566	86,983
Pool# A86370 4.50%, 05/01/39	10,882	11,677
Pool# A87339 5.00%, 07/01/39	100,713	108,373
Pool# A87679 5.00%, 08/01/39	613,315	659,964
Pool# A89340 4.50%, 10/01/39	750,639	805,505
Pool# G05684 5.50%, 10/01/39	456,863	493,254
Pool# G08372 4.50%, 11/01/39	1,208,711	1,297,058
Pool# A90140 4.50%, 12/01/39	74,405	79,843

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G06020 5.50%, 12/01/39	$2,667,088	$2,881,200
Pool# G05813 6.00%, 12/01/39	130,630	142,158
Pool# G05923 5.50%, 02/01/40	317,063	342,517
Pool# G06031 5.50%, 03/01/40	102,958	111,223
Pool# A91997 5.00%, 04/01/40	265,158	287,812
Pool# G05849 4.50%, 05/01/40	3,788,267	4,079,364
Pool# G06193 5.50%, 05/01/40	440,417	475,773
Pool# A92458 5.00%, 06/01/40	116,335	126,274
Pool# G08402 5.00%, 06/01/40	442,405	480,202
Pool# A92764 5.50%, 06/01/40	161,009	175,756
Pool# G06412 5.50%, 07/01/40	5,235,426	5,655,723
Pool# A93311 4.50%, 08/01/40	88,727	95,545
Pool# A95796 4.00%, 12/01/40	528,649	576,422
Pool# A96567 4.00%, 02/01/41	1,017,386	1,109,326
Pool# A96705 4.00%, 02/01/41	225,742	241,346
Pool# A97055 4.00%, 02/01/41	142,238	152,070
Pool# A97264 4.00%, 02/01/41	511,356	546,701
Pool# A97294 4.00%, 02/01/41	767,889	820,965
Pool# A97046 4.50%, 02/01/41	536,146	578,518
Pool# A97373 4.50%, 03/01/41	1,509,809	1,629,129
Pool# A97618 4.50%, 03/01/41	21,960	23,695
Pool# A97620 4.50%, 03/01/41	41,464	44,741
Pool# A97932 4.00%, 04/01/41	796,215	851,249
Pool# A97968 4.00%, 04/01/41	6,263,073	6,695,973
Pool# Q00131 4.50%, 04/01/41	496,232	535,449
Pool# Q00456 4.50%, 04/01/41	7,524,779	8,119,458

23

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# Q00543 4.50%, 05/01/41	$1,227,682	$1,324,705
Pool# Q00628 4.50%, 05/01/41	252,646	272,612
Pool# Q00950 5.00%, 05/01/41	2,185,202	2,374,628
Pool# Q01181 4.50%, 06/01/41	57,972	62,554
Pool# Q01198 5.50%, 06/01/41	181,990	197,055
Pool# Q01759 4.50%, 07/01/41	10,091,774	10,889,321
Pool# G06802 4.50%, 10/01/41	216,609	232,441
Federal Home Loan Mortgage Corp. Gold Pool TBA
3.50%, 01/15/42	76,590,000	81,442,696
4.00%, 01/15/42	48,765,000	52,056,638
Federal National Mortgage Association Pool
Pool# 969941 5.00%, 03/01/23	80,761	87,539
Pool# 982885 5.00%, 05/01/23	23,087	25,212
Pool# 975884 5.00%, 06/01/23	16,651	18,030
Pool# 987214 5.00%, 07/01/23	6,219	6,734
Pool# 976243 5.00%, 08/01/23	15,210	16,470
Pool# 987456 5.00%, 08/01/23	24,240	26,396
Pool# 965102 5.00%, 09/01/23	9,521	10,310
Pool# 988300 5.00%, 09/01/23	15,972	17,257
Pool# 256640 5.50%, 03/01/27	98,679	107,403
Pool# 256676 5.50%, 04/01/27	102,523	111,586
Pool# 256896 5.50%, 09/01/27	82,536	89,833
Pool# 257075 5.50%, 02/01/28	94,528	102,826
Pool# 257282 5.50%, 07/01/28	531,580	578,242
Pool# 257367 5.50%, 09/01/28	192,113	208,976
Pool# 257451 5.50%, 11/01/28	43,532	47,326
Pool# 995477 5.50%, 01/01/29	96,612	105,093

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 930997 4.50%, 04/01/29	$486,240	$526,781
Pool# AL0869 4.50%, 06/01/29	307,480	333,117
Pool# MA0097 5.00%, 06/01/29	284,255	308,096
Pool# 932716 5.00%, 04/01/30	33,115	36,565
Pool# MA0436 5.50%, 04/01/30	223,753	245,855
Pool# 720679 5.00%, 06/01/33	28,069	30,581
Pool# 310100 5.00%, 08/01/33	808,138	880,086
Pool# 738166 5.00%, 09/01/33	7,415	8,079
Pool# 725027 5.00%, 11/01/33	169,062	184,193
Pool# 745944 5.00%, 12/01/33	290,928	316,965
Pool# 725422 5.00%, 04/01/34	181,341	197,571
Pool# 888283 5.00%, 08/01/34	2,463,359	2,689,055
Pool# 794978 5.50%, 10/01/34	253,983	277,865
Pool# 802813 5.00%, 11/01/34	32,299	35,109
Pool# 803017 5.00%, 11/01/34	9,952	10,818
Pool# AD0308 5.00%, 03/01/35	1,978,759	2,155,854
Pool# 735382 5.00%, 04/01/35	481,809	523,726
Pool# 735403 5.00%, 04/01/35	1,767,216	1,920,961
Pool# 255706 5.50%, 05/01/35	11,604	12,681
Pool# 735578 5.00%, 06/01/35	912,397	990,634
Pool# 735581 5.00%, 06/01/35	4,623,738	5,047,056
Pool# 735591 5.00%, 06/01/35	17,405	18,998
Pool# 735795 5.00%, 06/01/35	2,712,065	2,948,009
Pool# 310099 5.00%, 08/01/35	5,776,143	6,285,877
Pool# 826791 5.00%, 08/01/35	403,618	438,227
Pool# 829244 5.00%, 08/01/35	8,228	8,933

24

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 825753 5.50%, 08/01/35	$68,714	$75,089
Pool# 834657 5.50%, 08/01/35	11,360	12,414
Pool# 820341 5.00%, 09/01/35	32,293	35,062
Pool# 735925 5.00%, 10/01/35	1,407,552	1,524,457
Pool# 836583 5.00%, 10/01/35	9,976	10,832
Pool# 835482 5.50%, 10/01/35	65,124	71,166
Pool# 863626 5.50%, 12/01/35	56,919	62,200
Pool# 745275 5.00%, 02/01/36	3,596,955	3,911,948
Pool# 865972 5.50%, 03/01/36	143,156	155,722
Pool# 891588 5.50%, 05/01/36	421,327	458,310
Pool# 885808 5.50%, 06/01/36	12,062	13,121
Pool# 745826 6.00%, 07/01/36	34,021	37,247
Pool# 897267 5.50%, 10/01/36	94,687	102,999
Pool# 899215 6.00%, 10/01/36	92,309	101,061
Pool# 310107 5.00%, 11/01/36	355,059	385,838
Pool# 831922 5.50%, 11/01/36	29,400	31,981
Pool# 256513 5.50%, 12/01/36	160,854	174,974
Pool# 903013 5.50%, 12/01/36	353,361	384,378
Pool# 920078 5.50%, 12/01/36	39,440	42,902
Pool# 906869 6.00%, 12/01/36	94,711	103,691
Pool# 967685 5.50%, 01/01/37	196,536	215,016
Pool# 888222 6.00%, 02/01/37	82,486	90,306
Pool# 914049 6.00%, 03/01/37	440,101	481,827
Pool# 914752 5.50%, 04/01/37	110,854	120,463
Pool# 915970
Pool# 897640 5.50%, 05/01/37	163,156	177,299
Pool# 899528 5.50%, 05/01/37	267,446	290,630

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 917988 6.00%, 05/01/37	$195,811	$214,131
Pool# 899562 5.50%, 06/01/37	108,144	117,518
Pool# 918659 5.50%, 06/01/37	317,330	346,276
Pool# 915639 6.00%, 06/01/37	329,686	360,944
Pool# 939984 6.00%, 06/01/37	305,295	334,240
Pool# 938175 5.50%, 07/01/37	42,444	46,124
Pool# 899598 6.00%, 07/01/37	33,429	36,598
Pool# 928483 6.00%, 07/01/37	268,682	294,156
Pool# 942052 6.00%, 07/01/37	141,985	155,446
Pool# 944526 6.00%, 07/01/37	81,762	89,513
Pool# 942290 5.50%, 08/01/37	176,581	191,888
Pool# 945218 5.50%, 08/01/37	18,103	19,672
Pool# 936895 6.00%, 08/01/37	14,346	15,706
Pool# 952277 5.50%, 09/01/37	3,034	3,297
Pool# 952276 6.00%, 09/01/37	235,853	258,680
Pool# 933131 5.50%, 10/01/37	108,299	117,687
Pool# 943640 5.50%, 10/01/37	8,801	9,564
Pool# 946923 6.00%, 10/01/37	358,505	392,495
Pool# 955770 6.00%, 10/01/37	36,655	40,131
Pool# 960117 5.50%, 11/01/37	3,728	4,051
Pool# 933166 6.00%, 11/01/37	910,013	995,643
Pool# 956411 6.00%, 11/01/37	127,534	139,626
Pool# 959983 6.00%, 11/01/37	230,420	252,267
Pool# 967276
Pool# 959454 5.50%, 12/01/37	305,601	332,092
Pool# 967254 5.50%, 12/01/37	297,868	323,689
Pool# 929018 6.00%, 12/01/37	216,420	236,938

25

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 966419 6.00%, 12/01/37	$137,366	$150,390
Pool# 961181 5.50%, 01/01/38	74,567	81,031
Pool# 961256 5.50%, 01/01/38	219,722	238,734
Pool# 961311 5.50%, 01/01/38	227,190	246,849
Pool# 961348 6.00%, 01/01/38	482,903	528,687
Pool# 965719 6.00%, 01/01/38	104,896	114,612
Pool# 960048 5.50%, 02/01/38	16,748	18,197
Pool# 969757 5.50%, 02/01/38	6,571	7,140
Pool# 969776 5.50%, 02/01/38	159,634	174,196
Pool# 972404 5.50%, 02/01/38	61,029	66,529
Pool# 972701 5.50%, 02/01/38	60,293	65,510
Pool# 933409
Pool# 961849 5.50%, 03/01/38	146,764	159,463
Pool# 962371 5.50%, 03/01/38	170,168	184,893
Pool# 973775 5.50%, 03/01/38	132,100	143,530
Pool# 974674 5.50%, 03/01/38	93,183	101,246
Pool# 975186 5.50%, 03/01/38	237,598	259,271
Pool# 961992 6.00%, 03/01/38	336,465	367,629
Pool# 933777 5.50%, 04/01/38	46,121	50,119
Pool# 973726 6.00%, 04/01/38	617,379	674,562
Pool# 982126 5.00%, 05/01/38	169,272	183,364
Pool# 969268 5.50%, 05/01/38	13,279	14,428
Pool# 970232 5.50%, 05/01/38	30,260	32,878
Pool# 975049 5.50%, 05/01/38	102,965	111,874
Pool# 995048 5.50%, 05/01/38	377,152	410,258
Pool# 889509 6.00%, 05/01/38	147,832	161,848
Pool# 889579 6.00%, 05/01/38	301,049	329,710

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 889572
Pool# 963774 5.50%, 06/01/38	$387,813	$421,370
Pool# 976213 5.50%, 06/01/38	12,226	13,284
Pool# 979984 5.50%, 06/01/38	135,884	147,642
Pool# 983821
Pool# 985559 5.50%, 06/01/38	416,303	452,325
Pool# 985731 5.50%, 06/01/38	82,684	89,839
Pool# 986519 5.50%, 06/01/38	19,495	21,182
Pool# 934333 5.50%, 07/01/38	554,074	602,017
Pool# 934351 5.50%, 07/01/38	107,248	116,528
Pool# 963975 5.50%, 07/01/38	260,666	283,222
Pool# 986245 5.50%, 07/01/38	29,513	32,067
Pool# 257306
Pool# 964970 5.50%, 08/01/38	169,239	183,884
Pool# 975697 5.50%, 08/01/38	46,533	50,560
Pool# 986062 5.50%, 08/01/38	37,605	40,859
Pool# 925973 6.00%, 08/01/38	48,275	52,747
Pool# 983378 6.00%, 08/01/38	143,294	156,566
Pool# 970818 5.50%, 09/01/38	208,769	226,834
Pool# 986938 5.50%, 09/01/38	62,865	68,304
Pool# 889955
Pool# 970650 5.50%, 10/01/38	349,158	379,370
Pool# 990786 5.50%, 10/01/38	109,731	119,226
Pool# 992471 5.50%, 10/01/38	12,285	13,348
Pool# 930071 6.00%, 10/01/38	1,488,392	1,626,252
Pool# 991002 6.00%, 10/01/38	21,726	23,786
Pool# 992035 6.00%, 10/01/38	79,154	86,485
Pool# 934645 5.50%, 11/01/38	293,607	319,013

26

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 934665 5.50%, 11/01/38	$371,167	$403,284
Pool# 970809 5.50%, 11/01/38	166,215	180,597
Pool# 985805 5.50%, 11/01/38	176,076	191,340
Pool# 930253 5.50%, 12/01/38	340,802	370,291
Pool# 934249 5.50%, 12/01/38	111,298	120,928
Pool# 970929 5.50%, 12/01/38	298,920	324,786
Pool# 991434 5.50%, 12/01/38	123,587	134,280
Pool# 992676 5.50%, 12/01/38	191,528	208,101
Pool# 992944 5.50%, 12/01/38	98,433	106,950
Pool# AA0694 5.50%, 12/01/38	212,304	230,675
Pool# AD0385 5.50%, 12/01/38	94,963	103,407
Pool# 993100 5.50%, 01/01/39	130,182	141,447
Pool# 993111 5.50%, 01/01/39	259,053	281,469
Pool# AA1638 5.50%, 02/01/39	353,990	384,621
Pool# AD0306 5.50%, 03/01/39	48,781	53,010
Pool# 995845 5.50%, 04/01/39	7,143	7,762
Pool# 935075 6.00%, 04/01/39	172,180	188,127
Pool# AC0017 5.50%, 09/01/39	35,381	38,443
Pool# AD0638 6.00%, 09/01/39	265,260	290,409
Pool# 190399 5.50%, 11/01/39	44,070	47,883
Pool# AC5566 4.50%, 02/01/40	113,119	122,586
Pool# AB1316 5.50%, 05/01/40	373,912	406,266
Pool# AD6856 5.00%, 07/01/40	23,234	25,285
Pool# AD5283 4.50%, 09/01/40	87,687	95,025
Pool# AE6039 4.50%, 10/01/40	608,281	659,187
Pool# AH4709 4.50%, 04/01/41	260,679	282,984

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AH9471 4.50%, 04/01/41	$1,140,795	$1,256,944
Pool# AI1193 4.50%, 04/01/41	326,054	353,953
Pool# AB3194 4.50%, 06/01/41	2,266,712	2,460,662
Pool# AI4562 4.50%, 06/01/41	352,813	383,001
Pool# AI5011 4.50%, 06/01/41	643,905	699,000
Pool# AI1320 4.50%, 07/01/41	42,480	46,115
Pool# AI7921 4.50%, 08/01/41	79,947	86,787
Pool# AL1547 4.50%, 11/01/41	433,515	470,608
Federal National Mortgage Association Pool TBA
3.00%, 01/25/42	15,815,000	16,571,155
3.50%, 01/25/42	10,965,000	11,690,146
4.00%, 01/25/42	36,195,000	38,796,515
Government National Mortgage Association I Pool
Pool# 618988 6.00%, 06/15/34	45,712	51,545
Pool# 689575 6.50%, 07/15/38	49,999	56,937

Total U.S. Government Mortgage Backed Agencies (cost $344,953,324)		348,363,754

U.S. Government Sponsored & Agency Obligations 2.2%
Federal Farm Credit Banks 1.46%, 11/19/19	2,785,000	2,767,360
Federal Home Loan Banks
3.63%, 05/29/13	1,630,000	1,653,314
4.00%, 09/06/13	150,000	153,890
5.50%, 07/15/36	5,105,000	7,024,112
Federal National Mortgage Association
1.50%, 10/23/19	1,840,000	1,840,648
1.55%, 10/29/19	6,350,000	6,358,318
1.60%, 12/24/20	4,690,000	4,660,045

Total U.S. Government Sponsored & Agency Obligations (cost $24,210,467)		24,457,687

U.S. Treasury Bonds 11.9%
U.S. Treasury Bonds
6.88%, 08/15/25	21,040,000	32,404,882
5.50%, 08/15/28	5,630,000	7,956,772

27

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

U.S. Treasury Bonds (continued)

	Principal Amount	Market Value

U.S. Treasury Inflation Indexed Bonds
1.63%, 01/15/15	$15,440,000	$19,872,050
2.38%, 01/15/17	18,755,000	25,003,521
1.13%, 01/15/21	17,900,000	22,231,730
2.38%, 01/15/25	1,195,000	1,978,242
2.00%, 01/15/26	12,880,000	19,685,679
3.88%, 04/15/29	1,725,000	4,023,134

Total U.S. Treasury Bonds (cost $129,558,486)		133,156,010

U.S. Treasury Notes 22.0%
U.S. Treasury Notes
0.50%, 10/15/13	50,000,000	50,128,900
0.25%, 10/31/13	27,600,000	27,617,250
2.00%, 11/30/13	45,100,000	45,843,428
0.13%, 12/31/13	38,200,000	38,176,125
1.00%, 01/15/14	55,200,000	55,661,417
1.00%, 10/31/16	1,895,000	1,931,123
3.63%, 08/15/19	22,820,000	26,572,817

Total U.S. Treasury Notes (cost $245,858,133)		245,931,060

Yankee Dollar 0.3%
Oil, Gas & Consumable Fuels 0.3%
Suncor Energy, Inc., 6.50%, 06/15/38	2,050,000	2,734,280

Total Yankee Dollar (cost $2,648,581)		2,734,280

Mutual Fund 2.3%

	Shares	Market Value

Money Market Fund 2.3%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (d)	25,900,552	$25,900,552

Total Mutual Fund (cost $25,900,552)		25,900,552

Total Investments (cost $1,265,685,046) (e) — 117.1%		1,309,683,458

Liabilities in excess of other assets — (17.1)%		(191,012,747)

NET ASSETS — 100.0%		$1,118,670,711

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2012. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2012 was $73,225,115 which represents 6.55% of net assets.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2012.

(d)	Represents 7-day effective yield as of December 31, 2012.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

BV	Private Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

OJSC	Open Joint Stock Company

PLC	Public Limited Company

Reg. S	Regulation S

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

TBA	To Be Announced

28

Statement of Investments (Continued)

December 31, 2012

NVIT Core Plus Bond Fund (Continued)

At December 31, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
138	U.S. Treasury 2 Year Note	03/28/13	$30,424,688	$3,760

Number of Contracts	Short Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
(226)	U.S. Treasury 10 Year Note	03/19/13	$30,008,563	$102,903
(354)	U.S. Treasury 5 Year Note	03/28/13	44,042,578	51,131

			$74,051,141	$154,034

The accompanying notes are an integral part of these financial statements.

29

Statement of Assets and Liabilities

December 31, 2012

NVIT Core Plus Bond Fund
Assets:
Investments, at value (cost $1,265,685,046)	$1,309,683,458
Cash	76,596
Interest and dividends receivable	6,754,193
Receivable for investments sold	2,788,341
Receivable for capital shares issued	1,437,364
Receivable for variation margin on futures contracts	447,102
Prepaid expenses	2,244

Total Assets	1,321,189,298

Liabilities:
Payable for investments purchased	201,547,097
Payable for capital shares redeemed	446,582
Accrued expenses and other payables:
Investment advisory fees	423,699
Fund administration fees	30,202
Distribution fees	13,129
Administrative servicing fees	7,594
Accounting and transfer agent fees	12,708
Custodian fees	7,415
Professional fees	17,982
Printing fees	8,475
Other	3,704

Total Liabilities	202,518,587

Net Assets	$1,118,670,711

Represented by:
Capital	$1,045,977,982
Accumulated undistributed net investment income	3,043,001
Accumulated net realized gains from investment, futures, and foreign currency transactions	25,492,785
Net unrealized appreciation/(depreciation) from investments	43,998,412
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	157,794
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	737

Net Assets	$1,118,670,711

Net Assets:
Class I Shares	$1,966,859
Class II Shares	62,591,241
Class Y Shares	1,054,112,611

Total	$1,118,670,711

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	166,429
Class II Shares	5,303,670
Class Y Shares	89,053,504

Total	94,523,603

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.82
Class II Shares	$11.80
Class Y Shares	$11.84

The accompanying notes are an integral part of these financial statements.

30

Statement of Operations

For the Year Ended December 31, 2012

NVIT Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$28,457,866
Dividend income	264,079
Foreign tax withholding	(2,135)

Total Income	28,719,810

EXPENSES:
Investment advisory fees	4,746,928
Fund administration fees	339,471
Distribution fees Class II Shares	150,350
Administrative servicing fees Class I Shares	2,532
Administrative servicing fees Class II Shares	90,211
Professional fees	67,102
Printing fees	19,270
Trustee fees	42,642
Custodian fees	43,945
Accounting and transfer agent fees	56,860
Compliance program costs (Note 3)	3,855
Recoupment fees (Note 3)	6,125
Other	30,672

Total expenses before earnings credit	5,599,963

Earnings credit (Note 4)	(1,156)

Net Expenses	5,598,807

NET INVESTMENT INCOME	23,121,003

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	33,151,228
Net realized losses from futures transactions (Note 2)	(1,615,706)
Net realized gains from foreign currency transactions (Note 2)	1,332

Net realized gains from investment, futures, and foreign currency transactions	31,536,854

Net change in unrealized appreciation/(depreciation) from investments	20,929,358
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	431,904
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	737

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	21,361,999

Net realized/unrealized gains from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	52,898,853

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$76,019,856

The accompanying notes are an integral part of these financial statements.

31

Statements of Changes in Net Assets

	NVIT Core Plus Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$23,121,003	$21,217,757
Net realized gains from investment, futures, and foreign currency transactions	31,536,854	22,489,294
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	21,361,999	6,643,400

Change in net assets resulting from operations	76,019,856	50,350,451

Distributions to Shareholders From:
Net investment income:
Class I	(45,509)	(22,858)
Class II	(1,297,317)	(1,027,766)
Class Y	(25,927,729)	(21,194,074)
Net realized gains:
Class I	(36,224)	(796)
Class II	(1,183,983)	(44,566)
Class Y	(19,077,599)	(743,395)

Change in net assets from shareholder distributions	(47,568,361)	(23,033,455)

Change in net assets from capital transactions	135,388,759	280,398,857

Change in net assets	163,840,254	307,715,853

Net Assets:
Beginning of year	954,830,457	647,114,604

End of year	$1,118,670,711	$954,830,457

Accumulated undistributed net investment income at end of year	$3,043,001	$1,705,853

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,138,307	$786,796
Dividends reinvested	81,733	23,654
Cost of shares redeemed	(1,396,054)	(359,703)

Total Class I Shares	823,986	450,747

Class II Shares
Proceeds from shares issued	31,976,582	30,993,866
Dividends reinvested	2,481,300	1,072,332
Cost of shares redeemed	(23,294,321)	(14,779,125)

Total Class II Shares	11,163,561	17,287,073

Class Y Shares
Proceeds from shares issued	163,849,940	296,142,812
Dividends reinvested	45,005,328	21,937,469
Cost of shares redeemed	(85,454,056)	(55,419,244)

Total Class Y Shares	123,401,212	262,661,037

Change in net assets from capital transactions	$135,388,759	$280,398,857

32

Statements of Changes in Net Assets (Continued)

	NVIT Core Plus Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class I Shares
Issued	180,802	69,661
Reinvested	6,898	2,090
Redeemed	(117,557)	(31,687)

Total Class I Shares	70,143	40,064

Class II Shares
Issued	2,702,138	2,738,337
Reinvested	209,821	94,921
Redeemed	(1,950,767)	(1,306,813)

Total Class II Shares	961,192	1,526,445

Class Y Shares
Issued	13,825,085	26,130,333
Reinvested	3,791,139	1,936,935
Redeemed	(7,140,889)	(4,859,537)

Total Class Y Shares	10,475,335	23,207,731

Total change in shares	11,506,670	24,774,240

The accompanying notes are an integral part of these financial statements.

33

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Core Plus Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$11.49	0.24	0.60	0.84	(0.28)	(0.23)	(0.51)	$11.82	7.38%	$1,966,859	0.66%	2.05%	0.66%	317.74%
Year Ended December 31, 2011(e)	$11.10	0.29	0.41	0.70	(0.30)	(0.01)	(0.31)	$11.49	6.37%	$1,106,265	0.66%	2.53%	0.66%	368.09%
Year Ended December 31, 2010(e)	$10.79	0.34	0.55	0.89	(0.31)	(0.27)	(0.58)	$11.10	8.35%	$624,053	0.69%	3.01%	0.69%	338.94%
Year Ended December 31, 2009(e)	$9.78	0.46	1.15	1.61	(0.40)	(0.20)	(0.60)	$10.79	16.62%	$434,166	0.70%	4.34%	0.71%	157.56%
Period Ended December 31, 2008(e)(f)	$10.00	0.18	(0.20)	(0.02)	(0.20)	–	(0.20)	$9.78	(0.13)%	$189,255	0.62%	4.57%	0.74%	105.57%

Class II Shares
Year Ended December 31, 2012(e)	$11.47	0.21	0.60	0.81	(0.25)	(0.23)	(0.48)	$11.80	7.12%	$62,591,241	0.91%	1.81%	0.91%	317.74%
Year Ended December 31, 2011(e)	$11.09	0.26	0.40	0.66	(0.27)	(0.01)	(0.28)	$11.47	6.05%	$49,816,557	0.91%	2.28%	0.91%	368.09%
Year Ended December 31, 2010(e)	$10.78	0.31	0.56	0.87	(0.29)	(0.27)	(0.56)	$11.09	8.11%	$31,219,410	0.94%	2.78%	0.94%	338.94%
Year Ended December 31, 2009(e)	$9.77	0.41	1.18	1.59	(0.38)	(0.20)	(0.58)	$10.78	16.44%	$18,326,170	0.95%	3.84%	0.95%	157.56%
Period Ended December 31, 2008(e)(f)	$10.00	0.18	(0.21)	(0.03)	(0.20)	–	(0.20)	$9.77	(0.31)%	$2,765,081	0.94%	4.29%	1.03%	105.57%

Class Y Shares
Year Ended December 31, 2012(e)	$11.50	0.26	0.61	0.87	(0.30)	(0.23)	(0.53)	$11.84	7.60%	$1,054,112,611	0.51%	2.21%	0.51%	317.74%
Year Ended December 31, 2011(e)	$11.11	0.30	0.41	0.71	(0.31)	(0.01)	(0.32)	$11.50	6.52%	$903,907,635	0.51%	2.69%	0.51%	368.09%
Year Ended December 31, 2010(e)	$10.80	0.35	0.56	0.91	(0.33)	(0.27)	(0.60)	$11.11	8.50%	$615,271,141	0.54%	3.15%	0.54%	338.94%
Year Ended December 31, 2009(e)	$9.78	0.46	1.18	1.64	(0.42)	(0.20)	(0.62)	$10.80	16.89%	$274,007,824	0.55%	4.35%	0.56%	157.56%
Period Ended December 31, 2008(e)(f)	$10.00	0.21	(0.22)	(0.01)	(0.21)	–	(0.21)	$9.78	(0.09)%	$77,658,691	0.55%	4.66%	0.66%	105.57%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

34

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Core Plus Bond Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value

35

Notes to Financial Statements (Continued)

December 31, 2012

(“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

36

Notes to Financial Statements (Continued)

December 31, 2012

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Asset:
Asset-Backed Securities	$—	$40,086,938	$—	$40,086,938
Commercial Mortgage Backed Securities	—	134,319,555	—	134,319,555
Corporate Bonds	—	344,373,549	—	344,373,549
Futures Contracts	157,794	—	—	157,794
Mutual Fund	25,900,552	—	—	25,900,552
Sovereign Bonds	—	10,360,073	—	10,360,073
U.S. Government Mortgage Backed Agencies	—	348,363,754	—	348,363,754
U.S. Government Sponsored & Agency Obligations	—	24,457,687	—	24,457,687
U.S. Treasury Bonds	—	133,156,010	—	133,156,010
U.S. Treasury Notes	—	245,931,060	—	245,931,060
Yankee Dollar	—	2,734,280	—	2,734,280
Total	$26,058,346	$1,283,782,906	$—	$1,309,841,252

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to reduce exposure to changes in the level of interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

37

Notes to Financial Statements (Continued)

December 31, 2012

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2012:

Fair Values of Derivatives Not Accounted for as Hedging Instruments as of December 31, 2012

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Interest rate risk	Unrealized appreciation from futures contracts	$157,794
Total		$157,794

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2012

Realized Gain/(Loss):	Total
Futures Contracts
Interest rate risk	$(1,615,706)
Total	$(1,615,706)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2012

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Interest rate risk	$431,904
Total	$431,904

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for year ended December 31, 2012.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

38

Notes to Financial Statements (Continued)

December 31, 2012

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses, paydown gains and losses and reclassification of consent fees. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charges to that specific class.

39

Notes to Financial Statements (Continued)

December 31, 2012

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Neuberger Berman Fixed Income, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.45%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.55% for all share classes until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

Pursuant to the Expense Limitation Agreement, for the year ended December 31, 2012, the Fund reimbursed NFA in the amount of $6,125.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $339,471 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

40

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $3,855.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $92,743 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $3,849,955,684 and sales of $3,523,739,101 (excluding short-term securities).

For the year ended December 31, 2012, the Fund had purchases of $847,575,079 and sales of $674,206,028 of U.S. Government securities.

41

Notes to Financial Statements (Continued)

December 31, 2012

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$40,992,741	$6,575,620	$47,568,361	$—	$47,568,361

Amount designated as “—” is zero or has been rounded to zero.

42

Notes to Financial Statements (Continued)

December 31, 2012

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$23,033,455	$—	$23,033,455	$—	$23,033,455

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$23,775,227	$5,738,873	$29,514,100	$—	$43,178,629	$72,692,729

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,266,505,566	$44,436,490	$(1,258,598)	$43,177,892

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Core Plus Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

44

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

The Fund designates $6,575,620, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

45

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

46

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

47

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

48

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

49

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

50

NVIT Developing Markets Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

15	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

18	Financial Highlights

19	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Supplemental Information

29	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-DMKT (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in foreign securities.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

The Fund is subject to risks associated with investing in stocks of smaller companies and mid-sized companies.

Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds.

The Fund is subject to liquidity risk.

The Fund is subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade,

2

Important Disclosures (Continued)

fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

3

Important Disclosures (Continued)

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of The Boston Company Asset Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of The Boston Company Asset Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

5

Summary of Market Environment (Continued)

December 31, 2012

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Developing Markets Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Developing Markets Fund (Class II) returned 16.78% versus 18.22% for its benchmark, the MSCI Emerging Markets® Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Emerging Markets Funds (consisting of 76 funds as of December 31, 2012) was 18.23% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The three sectors that contributed the most to Fund performance relative to the Fund’s benchmark during the reporting period were industrials, information technology and utilities.

In terms of individual Fund holdings, the most significant contributor to relative Fund performance during the reporting period was Chinese automaker Great Wall Motor Co. Ltd. The company had strong sales momentum throughout the reporting period, with demand for its high-margin SUVs further enhancing profits. Samsung Electronics Co., Ltd., based in South Korea, also contributed to Fund performance during the reporting period. The company’s profit reports continued to exceed expectations as the firm gained market share in the premium smartphone market, while also selling component parts to other smartphone manufacturers. Alfa, S.A.B. de C.V., a diversified Mexican company, reported consistent earnings gains due to

solid growth in its petrochemicals business. Alfa also saw growth in its Mexican food segment due to gains in Mexico’s growing economy. In addition, the company’s engine-block division benefited from exposure to the strengthening U.S. automotive industry.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The three sectors that detracted the most from Fund performance relative to the Fund’s benchmark during the reporting period were financials, consumer staples and materials.

The Fund’s holdings in China Agri-Industries Holdings Ltd., a major Chinese agricultural product company, detracted from relative Fund performance during the reporting period. The company saw revenues rise during the reporting period, but high commodity prices deflated profit margins. Two Brazilian Fund holdings also detracted from relative Fund performance during the reporting period. Brazilian bank Banco do Estado do Rio Grande do Sul S/A. lost value as it reported a rise in the amount of overdue loans. Rossi Residencial S/A., a Brazilian homebuilder, was hurt by a difficult local market. The company’s shares plummeted after it reported its growth at a slower pace than was expected.

Subadviser:

The Boston Company Asset Management, LLC

Portfolio Managers:

Sean P. Fitzgibbon, CFA and Jay Malikowski

7

Fund Performance	NVIT Developing Markets Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class II2	16.78%	(6.37)%	13.33%

1	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

2	The Fund’s predecessor, the Montgomery Variable Series: Emerging Markets Fund, commenced operations on February 2, 1996. As of June 23, 2003, the NVIT Developing Markets Fund, which previously had not commenced operations, acquired all the assets, subject to stated liabilities, of the Montgomery Variable Series: Emerging Markets Fund. At that time the NVIT Developing Markets Fund took on the performance of the Montgomery Variable Series: Emerging Markets Fund.

Expense Ratios

Expense Ratio*
Class II	1.63%

*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Developing Markets Fund versus performance of the MSCI Emerging Markets® Index (a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI Emerging Markets® Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Developing Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Developing Markets Fund			Beginning Account Value($) 07/01/12	Ending Account Value($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class II Shares	Actual		1,000.00	1,114.20	8.45	1.59
	Hypothetical	[b]	1,000.00	1,017.14	8.06	1.59

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Developing Markets Fund

December 31, 2012

Asset Allocation †
Common Stocks	98.7%
Preferred Stock	0.7%
Mutual Fund	0.1%
Other assets in excess of liabilities	0.5%

100.0%

Top Industries ††
Commercial Banks	20.6%
Oil, Gas & Consumable Fuels	11.9%
Semiconductors & Semiconductor Equipment	9.8%
Metals & Mining	7.1%
Wireless Telecommunication Services	5.6%
Construction & Engineering	4.8%
Automobiles	4.7%
Diversified Telecommunication Services	3.4%
Beverages	3.1%
Electronic Equipment, Instruments & Components	3.0%
Other Industries	26.0%

100.0%

Top Holdings ††
Samsung Electronics Co., Ltd.	6.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.3%
LUKOIL OAO	3.0%
Hyundai Motor Co.	3.0%
Hon Hai Precision Industry Co., Ltd.	2.5%
China Petroleum & Chemical Corp., H Shares	2.1%
China Construction Bank Corp., H Shares	2.1%
Cia de Bebidas das Americas—Preference Shares, ADR	2.1%
MTN Group Ltd.	1.9%
Vale SA—Preference Shares	1.8%
Other Holdings	71.7%

100.0%

Top Countries ††
China	17.3%
South Korea	16.4%
Russia	9.8%
Taiwan	8.9%
Brazil	8.5%
Thailand	7.6%
South Africa	6.0%
India	5.8%
Turkey	5.0%
Mexico	4.3%
Other Countries	10.4%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Developing Markets Fund

Common Stocks 98.7%

	Shares	Market Value

BRAZIL 7.8%
Aerospace & Defense 0.4%
Embraer SA, ADR	14,920	$425,369

Beverages 2.1%
Cia de Bebidas das Americas —Preference Shares, ADR	51,110	2,146,109

Health Care Providers & Services 0.7%
Fleury SA	66,400	747,507

Household Durables 0.7%
Rossi Residencial SA*	109,441	234,116
Rossi Residencial SA	199,100	442,444

		676,560

Metals & Mining 1.8%
Vale SA—Preference Shares, ADR	93,400	1,896,020

Transportation Infrastructure 1.0%
Arteris SA	107,900	998,635

Water Utilities 1.1%
Cia de Saneamento Basico do Estado de Sao Paulo	16,200	687,323
Companhia de Saneamento de Minas Gerais-Copasa MG	19,700	420,940

		1,108,263

		7,998,463

CHILE 1.4%
Wireless Telecommunication Services 1.4%
Empresa Nacional de Telecomunicaciones SA	69,410	1,435,218

CHINA 17.2%
Automobiles 1.7%
Great Wall Motor Co., Ltd., H Shares	543,000	1,746,463

Chemicals 0.8%
China BlueChemical Ltd., H Shares	1,286,000	877,257

Commercial Banks 3.6%
Bank of China Ltd., H Shares	3,490,000	1,580,561
China Construction Bank Corp., H Shares	2,617,000	2,138,644

		3,719,205

Communications Equipment 1.0%
AAC Technologies Holdings, Inc.	303,000	1,074,383

Construction & Engineering 2.7%
China Communications Construction Co., Ltd., H Shares	1,665,000	1,639,466
China Railway Construction Corp., Ltd., H Shares	999,500	1,156,261

		2,795,727

Diversified Telecommunication Services 1.5%
China Telecom Corp., Ltd., H Shares	2,730,000	1,543,666

Health Care Equipment & Supplies 0.5%
Mindray Medical International Ltd., ADR	14,740	481,998

Common Stocks (continued)

	Shares	Market Value

CHINA (continued)
Independent Power Producers & Energy Traders 0.9%
Huaneng Power International, Inc., H Shares	1,018,000	$950,994

Life Sciences Tools & Services 0.9%
WuXi PharmaTech (Cayman), Inc., ADR*	58,820	926,415

Oil, Gas & Consumable Fuels 3.6%
China Petroleum & Chemical Corp., H Shares	1,886,000	2,171,303
CNOOC Ltd.	679,000	1,495,846

		3,667,149

		17,783,257

HONG KONG 3.6%
Independent Power Producers & Energy Traders 0.6%
China Resources Power Holdings Co., Ltd.	236,000	608,040

Media 0.6%
Focus Media Holding Ltd., ADR	24,670	633,525

Pharmaceuticals 0.3%
Sino Biopharmaceutical Ltd.	632,000	304,769

Real Estate Management & Development 1.6%
China Overseas Land & Investment Ltd.	374,000	1,137,121
Shimao Property Holdings Ltd.	299,000	577,190

		1,714,311

Wireless Telecommunication Services 0.5%
China Mobile Ltd.	40,500	476,592

		3,737,237

INDIA 5.7%
Auto Components 0.3%
Apollo Tyres Ltd.	223,370	365,399

Commercial Banks 1.2%
ICICI Bank Ltd.	59,270	1,240,350

Construction Materials 0.3%
Grasim Industries Ltd., GDR	5,440	314,694

Diversified Financial Services 0.5%
Power Finance Corp., Ltd.	141,420	531,201

Information Technology Services 0.1%
Hexaware Technologies Ltd.	58,862	92,560

Metals & Mining 2.0%
JSW Steel Ltd.	31,030	463,121
NMDC Ltd.	88,040	267,429
Sterlite Industries (India) Ltd.	610,300	1,305,237

		2,035,787

Oil, Gas & Consumable Fuels 1.3%
Cairn India Ltd.	127,670	749,335
Oil & Natural Gas Corp., Ltd.	121,460	598,702

		1,348,037

		5,928,028

12

Statement of Investments (Continued)

December 31, 2012

NVIT Developing Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

INDONESIA 1.8%
Diversified Telecommunication Services 1.1%
Telekomunikasi Indonesia Persero Tbk PT	1,193,000	$1,124,435

Food Products 0.7%
Indofood Sukses Makmur Tbk PT	1,119,500	680,996

		1,805,431

MALAYSIA 2.0%
Commercial Banks 1.0%
Malayan Banking Bhd	347,550	1,048,222

Diversified Financial Services 1.0%
AMMB Holdings Bhd	456,300	1,016,976

		2,065,198

MEXICO 4.3%
Beverages 1.0%
Fomento Economico Mexicano SAB de CV, ADR	10,500	1,057,350

Commercial Banks 1.7%
Grupo Financiero Banorte SAB de CV, Class O	265,000	1,711,205

Construction & Engineering 0.5%
Empresas ICA SAB de CV*	221,100	551,967

Industrial Conglomerates 1.1%
Alfa SAB de CV, Class A	510,800	1,085,909

		4,406,431

PERU 0.7%
Commercial Banks 0.7%
Credicorp Ltd.	4,560	668,314

PHILIPPINES 0.8%
Commercial Banks 0.8%
Metropolitan Bank & Trust Co.	333,040	829,182

RUSSIA 9.7%
Commercial Banks 1.8%
Sberbank of Russia, ADR	150,840	1,894,550

Metals & Mining 0.8%
MMC Norilsk Nickel OJSC, ADR	40,960	775,782

Oil, Gas & Consumable Fuels 5.9%
Gazprom OAO, ADR	180,720	1,758,406
LUKOIL OAO, ADR	46,190	3,117,825
Surgutneftegas OAO, ADR	134,850	1,214,612

		6,090,843

Wireless Telecommunication Services 1.2%
Mobile Telesystems OJSC, ADR	69,020	1,287,223

		10,048,398

SOUTH AFRICA 6.0%
Distributors 0.9%
Imperial Holdings Ltd.	39,320	927,277

Common Stocks (continued)

	Shares	Market Value

SOUTH AFRICA (continued)
Diversified Financial Services 0.6%
FirstRand Ltd.	181,420	$667,582

Food Products 1.4%
AVI Ltd.	42,600	301,794
Tiger Brands Ltd.	28,980	1,117,509

		1,419,303

Metals & Mining 0.7%
AngloGold Ashanti Ltd.	23,270	727,793

Real Estate Management & Development 0.5%
Growthpoint Properties Ltd.	165,290	478,278

Wireless Telecommunication Services 1.9%
MTN Group Ltd.	94,550	1,990,157

		6,210,390

SOUTH KOREA 16.3%
Auto Components 0.5%
Hankook Tire Co. Ltd.*	11,736	515,230

Automobiles 3.0%
Hyundai Motor Co.*	15,090	3,110,716

Chemicals 0.4%
Kukdo Chemical Co., Ltd.*	8,540	344,048

Commercial Banks 2.4%
BS Financial Group, Inc.*	45,920	569,386
DGB Financial Group, Inc.*	65,000	886,783
Hana Financial Group, Inc.	31,430	1,027,480

		2,483,649

Construction & Engineering 0.7%
Daelim Industrial Co., Ltd.*	8,829	723,150

Diversified Telecommunication Services 0.8%
KT Corp.*	25,000	831,381

Semiconductors & Semiconductor Equipment 6.5%
Samsung Electronics Co., Ltd.	4,654	6,686,866

Textiles, Apparel & Luxury Goods 1.0%
Youngone Corp.*	34,460	1,066,321

Tobacco 1.0%
KT&G Corp.*	13,864	1,049,424

		16,810,785

TAIWAN 8.9%
Commercial Banks 1.8%
E.Sun Financial Holding Co. Ltd.	1,082,000	609,005
Mega Financial Holding Co. Ltd.	1,635,835	1,281,300

		1,890,305

Construction & Engineering 0.8%
CTCI Corp.	424,000	842,349

Electronic Equipment, Instruments & Components 3.0%
Hon Hai Precision Industry Co., Ltd.	843,500	2,610,902
Zhen Ding Technology Holding Ltd.	189,000	468,130

		3,079,032

13

Statement of Investments (Continued)

December 31, 2012

NVIT Developing Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

TAIWAN (continued)
Semiconductors & Semiconductor Equipment 3.3%
Taiwan Semiconductor Manufacturing
Co., Ltd., ADR	196,320	$3,368,851

		9,180,537

THAILAND 7.5%
Chemicals 1.5%
PTT Global Chemical PCL	657,719	1,521,684

Commercial Banks 2.7%
Bangkok Bank PCL REG	179,600	1,232,156
Siam Commercial Bank PCL	121,200	717,136
Thanachart Capital PCL	668,500	830,633

		2,779,925

Food & Staples Retailing 0.7%
CP ALL PCL	470,500	707,482

Oil, Gas & Consumable Fuels 1.0%
PTT PCL	99,500	1,087,767

Real Estate Management & Development 0.7%
Asian Property Development PCL	2,488,200	695,938

Transportation Infrastructure 0.9%
Airports of Thailand PCL	308,200	982,165

		7,774,961

TURKEY 5.0%
Aerospace & Defense 0.6%
Aselsan Elektronik Sanayi Ve Ticaret AS	120,470	572,647

Commercial Banks 2.8%
Turkiye Garanti Bankasi AS	179,160	935,113
Turkiye Halk Bankasi AS	80,600	794,527
Turkiye Is Bankasi, Class C	345,570	1,205,250

		2,934,890

Metals & Mining 1.1%
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	736,430	523,745
Koza Altin Isletmeleri AS	25,400	614,486

		1,138,231

Wireless Telecommunication Services 0.5%
Turkcell Iletisim Hizmetleri AS*	80,870	525,503

		5,171,271

Total Common Stocks (cost $88,642,321)		101,853,101

Preferred Stock 0.7%

	Shares	Market Value

BRAZIL 0.7%
Metals & Mining 0.7%
Bradespar SA – Preference Shares	45,100	$723,142

Total Preferred Stock (cost $918,449)		723,142

Mutual Fund 0.1%
Money Market Fund 0.1%
Fidelity Institutional Money Market Fund —Institutional Class, 0.18% (a)	154,179	154,179

Total Mutual Fund (cost $154,179)		154,179

Total Investments (cost $89,714,949) (b) — 99.5%		102,730,422

Other assets in excess of liabilities — 0.5%		477,322

NET ASSETS — 100.0%		$103,207,744

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2012.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AS	Stock Corporation

Bhd	Public Limited Company

GDR	Global Depositary Receipt

Ltd.	Limited

OAO	Joint Stock Company

OJSC	Open Joint Stock Company

PCL	Public Company Limited

REG	Registered Shares

SA	Stock Company

SAB de CV	Public Traded Company

Tbk PT	State Owned Company

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2012

NVIT Developing Markets Fund
Assets:
Investments, at value (cost $89,714,949)	$102,730,422
Foreign currencies, at value (cost $64,035)	64,306
Dividends receivable	99,312
Receivable for investments sold	713,818
Receivable for capital shares issued	154,982
Prepaid expenses	261

Total Assets	103,763,101

Liabilities:
Payable for capital shares redeemed	53,083
Cash overdraft (Note 2)	6,116
Payable for capital gain country tax	2,863
Accrued expenses and other payables:
Investment advisory fees	76,341
Fund administration fees	8,680
Distribution fees	21,317
Administrative servicing fees	173,398
Accounting and transfer agent fees	1,623
Deferred capital gain country tax	190,520
Custodian fees	674
Professional fees	3,316
Printing fees	17,108
Other	318

Total Liabilities	555,357

Net Assets	$103,207,744

Represented by:
Capital	$141,420,975
Accumulated undistributed net investment income	824,400
Accumulated net realized losses from investment and foreign currency transactions	(51,862,234)
Net unrealized appreciation/(depreciation) from investments†	12,824,953
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(350)

Net Assets	$103,207,744

Net Assets:
Class II Shares	$103,207,744

Total	$103,207,744

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	16,381,659

Total	16,381,659

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$6.30

† Net of $190,520 of deferred capital gain country tax.

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Year Ended December 31, 2012

NVIT Developing Markets Fund
INVESTMENT INCOME:
Dividend income	$2,867,834
Other income	54
Foreign tax withholding	(178,785)

Total Income	2,689,103

EXPENSES:
Investment advisory fees	997,672
Fund administration fees	101,312
Distribution fees Class II Shares	262,550
Administrative servicing fees Class II Shares	262,550
Professional fees	57,650
Printing fees	13,586
Trustee fees	3,564
Custodian fees	4,263
Accounting and transfer agent fees	7,204
Compliance program costs (Note 3)	359
Other	15,268

Total expenses before earnings credit and fees waived	1,725,978

Earnings credit (Note 4)	(6)
Investment advisory fees waived (Note 3)	(55,778)

Net Expenses	1,670,194

NET INVESTMENT INCOME	1,018,909

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(1,227,766)
Net realized losses from foreign currency transactions (Note 2)	(66,865)

Net realized losses from investment and foreign currency transactions	(1,294,631)

Net change in unrealized appreciation/(depreciation) from investments††	16,114,853
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,511

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	16,116,364

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	14,821,733

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$15,840,642

†	Net of capital gain country taxes of $27,057.
††	Net of increase in deferred capital gain country tax accrual on unrealized appreciation of $188,954.

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	NVIT Developing Markets Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$1,018,909	$1,160,265
Net realized losses from investment and foreign currency transactions	(1,294,631)	(9,892,709)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	16,116,364	(28,514,477)

Change in net assets resulting from operations	15,840,642	(37,246,921)

Distributions to Shareholders From:
Net investment income:
Class II	(100,580)	(221,849)
Return of capital:
Class II	–	(195,699)

Change in net assets from shareholder distributions	(100,580)	(417,548)

Change in net assets from capital transactions	(16,378,797)	(69,649,569)

Change in net assets	(638,735)	(107,314,038)

Net Assets:
Beginning of year	103,846,479	211,160,517

End of year	$103,207,744	$103,846,479

Accumulated undistributed net investment income at end of year	$824,400	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$19,615,137	$30,823,940
Dividends reinvested	100,580	417,548
Cost of shares redeemed	(36,094,514)	(100,891,057)

Total Class II Shares	(16,378,797)	(69,649,569)

Change in net assets from capital transactions	$(16,378,797)	$(69,649,569)

SHARE TRANSACTIONS:
Class II Shares
Issued	3,314,363	4,831,823
Reinvested	16,275	67,175
Redeemed	(6,170,784)	(15,946,636)

Total Class II Shares	(2,840,146)	(11,047,638)

Total change in shares	(2,840,146)	(11,047,638)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Developing Markets Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2012(b)	$5.40	0.06	0.85	0.91	(0.01)	–	–	(0.01)	$6.30	16.78%	$103,207,738	1.59%	0.97%	1.64%	79.73%
Year Ended December 31, 2011(b)	$6.98	0.05	(1.61)	(1.56)	(0.01)	–	(0.01)	(0.02)	$5.40	(22.40)%	$103,846,479	1.61%	0.76%	1.62%	118.92%
Year Ended December 31, 2010(b)	$6.01	0.02	0.95	0.97	–	–	–	–	$6.98	16.14%	$211,160,517	1.56%	0.27%	1.56%	147.64%
Year Ended December 31, 2009(b)	$3.75	0.03	2.29	2.32	(0.04)	–	(0.02)	(0.06)	$6.01	62.23%	$229,825,283	1.53%	0.58%	1.56%	124.25%
Year Ended December 31, 2008	$19.34	0.11	(8.85)	(8.74)	(0.10)	(6.75)	–	(6.85)	$3.75	(57.86)%	$109,116,091	1.62%	0.89%	1.85%	67.43%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Developing Markets Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held only by unaffiliated insurance companies.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security

19

Notes to Financial Statements (Continued)

December 31, 2012

trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

20

Notes to Financial Statements (Continued)

December 31, 2012

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$425,369	$572,647	$—	$998,016
Auto Components	—	880,629	—	880,629
Automobiles	—	4,857,179	—	4,857,179
Beverages	3,203,459	—	—	3,203,459
Chemicals	—	2,742,989	—	2,742,989
Commercial Banks	4,274,069	16,925,728	—	21,199,797
Communications Equipment	—	1,074,383	—	1,074,383
Construction & Engineering	551,967	4,361,226	—	4,913,193
Construction Materials	314,694	—	—	314,694
Distributors	—	927,277	—	927,277
Diversified Financial Services	—	2,215,759	—	2,215,759
Diversified Telecommunication Services	—	3,499,482	—	3,499,482
Electronic Equipment, Instruments & Components	—	3,079,032	—	3,079,032
Food & Staples Retailing	—	707,482	—	707,482
Food Products	—	2,100,299	—	2,100,299
Health Care Equipment & Supplies	481,998	—	—	481,998
Health Care Providers & Services	747,507	—	—	747,507
Household Durables	676,560	—	—	676,560
Independent Power Producers & Energy Traders	—	1,559,034	—	1,559,034
Industrial Conglomerates	1,085,909	—	—	1,085,909
Information Technology Services	—	92,560	—	92,560
Life Sciences Tools & Services	926,415	—	—	926,415
Media	633,525	—	—	633,525
Metals & Mining	2,671,802	3,901,811	—	6,573,613
Oil, Gas & Consumable Fuels	4,876,231	7,317,565	—	12,193,796
Pharmaceuticals	—	304,769	—	304,769
Real Estate Management & Development	—	2,888,527	—	2,888,527
Semiconductors & Semiconductor Equipment	3,368,851	6,686,866	—	10,055,717
Textiles, Apparel & Luxury Goods	—	1,066,321	—	1,066,321
Tobacco	—	1,049,424	—	1,049,424
Transportation Infrastructure	998,635	982,165	—	1,980,800
Water Utilities	1,108,263	—	—	1,108,263
Wireless Telecommunication Services	2,722,441	2,992,252	—	5,714,693
Total Common Stocks	$29,067,695	$72,785,406	$—	$101,853,101
Mutual Fund	154,179	—	—	154,179
Preferred Stock	723,142	—	—	723,142
Total	$29,945,016	$72,785,406	$—	$102,730,422

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Cash Overdraft

As of December 31, 2012, the Fund had an overdrawn balance of $8,902 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is

21

Notes to Financial Statements (Continued)

December 31, 2012

payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4 below.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses, realized India capital gains tax, and realized Thai capital gains tax. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an

22

Notes to Financial Statements (Continued)

December 31, 2012

increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected The Boston Company Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.95%
$500 million up to $2 billion	0.90%
$2 billion and more	0.85%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 1.20% for all share classes until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012 there were no cumulative potential reimbursements.

23

Notes to Financial Statements (Continued)

December 31, 2012

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $55,778, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $101,312 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $359.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $262,550 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one

24

Notes to Financial Statements (Continued)

December 31, 2012

month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.   Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $82,952,523 and sales of $98,796,425 (excluding short-term securities).

6.   Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.   Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $1,898 of brokerage commissions.

9.   Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$100,580	$—	$100,580	$—	$100,580

Amounts designated as “—” are zero or have been rounded to zero.

25

Notes to Financial Statements (Continued)

December 31, 2012

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$221,849	$—	$221,849	$195,699	$417,548

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$829,016	$—	$829,016	$(51,114,820)	$12,072,573	$(38,213,231)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$90,466,979	$15,880,142	$(3,616,699)	$12,263,443

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$38,414,766	2017

The following table represents capital loss carryforwards that are subject to the Modernization Act, and will be utilized to offset capital gains, if any, prior to the utilization of those capital loss carryforwards noted above.

Loss Carryforward Character
Short Term	Long Term
$10,714,567	$1,985,487

10.   Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Developing Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Developing Markets Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

27

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $2,942,041 or $0.1796 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $270,507 or $0.0165 per outstanding share.

28

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

29

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

30

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

31

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

32

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

33

NVIT Emerging Markets Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

16	Statement of Assets and Liabilities

18	Statement of Operations

19	Statements of Changes in Net Assets

21	Financial Highlights

22	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Supplemental Information

33	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-EM (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in foreign securities.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

The Fund is subject to risks associated with investing in smaller companies and mid-sized companies.

The Fund is subject to liquidity risk.

The Fund is subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-

2

Important Disclosures (continued)

backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

3

Important Disclosures (Continued)

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of The Boston Company Asset Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of The Boston Company Asset Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Emerging Markets Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Emerging Markets Fund (Class I) returned 17.22% versus 18.22% for its benchmark, the MSCI Emerging Markets® Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Emerging Markets Funds (consisting of 76 funds as of December 31, 2012) was 18.23% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The three sectors that contributed the most to Fund performance relative to the Fund’s benchmark during the reporting period were industrials, information technology and utilities.

In terms of individual Fund holdings, the most significant contributor to relative Fund performance during the reporting period was Chinese automaker Great Wall Motor Co. Ltd. The company had strong sales momentum throughout the reporting period, with demand for its high-margin SUVs further enhancing profits. Samsung Electronics Co., Ltd., based in South Korea, also contributed to Fund performance during the reporting period. The company’s profit reports continued to exceed expectations as the firm gained market share in the premium smartphone market, while also selling component parts to other smartphone manufacturers. China Railway Construction Corp. Ltd. was another solid contributor to Fund performance during the reporting period. The company’s shares rose during the reporting period as the Chinese government announced major rail construction spending in an effort to boost the economy’s growth rate.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The three sectors that detracted the most from Fund performance relative to the Fund’s benchmark during the reporting period were financials, consumer staples and materials.

The Fund’s holdings in China Agri-Industries Holdings Ltd., a major Chinese agricultural product company, detracted from relative Fund performance during the reporting period. The company saw revenues rise during the reporting period, but high commodity prices deflated profit margins. Two Brazilian Fund holdings also detracted from relative Fund performance during the reporting period. Brazilian bank Banco do Estado do Rio Grande do Sul S/A. lost value as it reported a rise in the amount of overdue loans. Rossi Residencial S/A., a Brazilian homebuilder, was hurt by a difficult local market. The company’s shares plummeted after it reported its growth at a slower pace than was expected.

Subadviser:

The Boston Company Asset Management, LLC

Portfolio Managers:

Sean P. Fitzgibbon, CFA and Jay Malikowski

7

Fund Performance	NVIT Emerging Markets Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class I	17.22%	(6.12)%	14.41%
Class II	16.99%	(6.35)%	14.10%
Class III	17.24%	(6.13)%	14.39%
Class VI2	16.92%	(6.34)%	14.20%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of Class VI shares (April 28, 2004), are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. Class VI shares’ annual returns have been restated to reflect the additional fees applicable to Class VI shares and therefore are lower than those of Class I. Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class VI shares would have been lower.

Expense Ratios

Expense Ratio*
Class I	1.24%
Class II	1.49%
Class III	1.24%
Class VI	1.49%
*	Current effective prospectus dated April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Emerging Markets Fund versus performance of the MSCI Emerging Markets® Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI Emerging Markets® Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Emerging Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Emerging Markets Fund		Beginning Account Value($) 07/01/12	Ending Account Value($) 12/31/12	Expenses Paid During Period ($) 07/01/12 -12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,116.20	6.44	1.21
	Hypothetical[b]	1,000.00	1,019.05	6.14	1.21
Class II Shares	Actual	1,000.00	1,114.40	7.76	1.46
	Hypothetical[b]	1,000.00	1,017.80	7.41	1.46
Class III Shares	Actual	1,000.00	1,115.20	6.43	1.21
	Hypothetical[b]	1,000.00	1,019.05	6.14	1.21
Class VI Shares	Actual	1,000.00	1,114.10	7.76	1.46
	Hypothetical[b]	1,000.00	1,017.80	7.41	1.46

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Emerging Markets Fund
December 31, 2012

Asset Allocation †
Common Stocks	97.7%
Exchange Traded Fund	1.1%
Preferred Stock	0.7%
Mutual Fund	0.1%
Other assets in excess of liabilities	0.4%

100.0%

Top Industries ††
Commercial Banks	20.4%
Oil, Gas & Consumable Fuels	11.7%
Semiconductors & Semiconductor Equipment	9.9%
Metals & Mining	7.0%
Wireless Telecommunication Services	5.6%
Automobiles	4.7%
Construction & Engineering	4.6%
Diversified Telecommunication Services	3.3%
Beverages	3.1%
Electronic Equipment, Instruments & Components	2.9%
Other Industries	26.8%

100.0%

Top Holdings ††
Samsung Electronics Co., Ltd.	6.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.3%
Hyundai Motor Co.	3.1%
LUKOIL OAO, 783.56%	3.0%
Hon Hai Precision Industry Co., Ltd.	2.5%
China Construction Bank Corp., H Shares	2.1%
China Petroleum & Chemical Corp., H Shares	2.0%
MTN Group Ltd.	2.0%
Sberbank of Russia	1.9%
Vale SA—Preference Shares	1.8%
Other Holdings	71.8%

100.0%

Top Countries ††
China	17.0%
South Korea	16.3%
Russia	9.6%
Taiwan	8.8%
Brazil	8.4%
Thailand	7.5%
South Africa	6.1%
India	5.7%
Turkey	5.0%
Mexico	4.3%
Other Countries	11.3%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Emerging Markets Fund

Common Stocks 97.7%

	Shares	Market Value

BRAZIL 7.7%
Aerospace & Defense 0.5%
Embraer SA, ADR	26,310	$750,098

Beverages 2.1%
Cia de Bebidas das Americas — Preference Shares, ADR	75,650	3,176,543

Health Care Providers & Services 0.7%
Fleury SA	97,600	1,098,745

Household Durables 0.6%
Rossi Residencial SA*	158,863	339,839
Rossi Residencial SA	284,800	632,889

		972,728

Metals & Mining 1.8%
Vale SA — Preference Shares, ADR	135,880	2,758,364

Transportation Infrastructure 1.0%
Arteris SA	162,100	1,500,266

Water Utilities 1.0%
Cia de Saneamento Basico do Estado de Sao Paulo	24,100	1,022,499
Companhia de Saneamento de Minas Gerais-Copasa MG	26,300	561,966

		1,584,465

		11,841,209

CHILE 1.1%
Wireless Telecommunication Services 1.1%
Empresa Nacional de Telecomunicaciones SA	84,740	1,752,202

CHINA 16.9%
Automobiles 1.7%
Great Wall Motor Co., Ltd., H Shares	805,500	2,590,747

Chemicals 0.8%
China BlueChemical Ltd., H Shares	1,882,000	1,283,825

Commercial Banks 3.6%
Bank of China Ltd., H Shares	5,187,000	2,349,103
China Construction Bank Corp., H Shares	3,892,000	3,180,589

		5,529,692

Communications Equipment 1.0%
AAC Technologies Holdings, Inc.	443,000	1,570,798

Construction & Engineering 2.7%
China Communications Construction Co., Ltd., H Shares	2,356,000	2,319,869
China Railway Construction Corp., Ltd., H Shares	1,552,000	1,795,415

		4,115,284

Diversified Telecommunication Services 1.4%
China Telecom Corp., Ltd., H Shares	3,984,000	2,252,734

Common Stocks (continued)

	Shares	Market Value

CHINA (continued)
Health Care Equipment & Supplies 0.5%
Mindray Medical International Ltd., ADR	21,840	$714,168

Independent Power Producers & Energy Traders 0.9%
Huaneng Power International, Inc., H Shares	1,478,000	1,380,715

Life Sciences Tools & Services 0.8%
WuXi PharmaTech (Cayman), Inc., ADR*	84,250	1,326,938

Oil, Gas & Consumable Fuels 3.5%
China Petroleum & Chemical Corp., H Shares	2,742,000	3,156,794
CNOOC Ltd.	1,024,000	2,255,886

		5,412,680

		26,177,581

HONG KONG 3.8%
Independent Power Producers & Energy Traders 0.6%
China Resources Power Holdings Co., Ltd.	336,000	865,684

Media 0.6%
Focus Media Holding Ltd., ADR	37,020	950,674

Pharmaceuticals 0.3%
Sino Biopharmaceutical Ltd.	944,000	455,225

Real Estate Management & Development 1.6%
China Overseas Land & Investment Ltd.	548,000	1,666,155
Shimao Property Holdings Ltd.	438,000	845,516

		2,511,671

Wireless Telecommunication Services 0.7%
China Mobile Ltd.	96,000	1,129,699

		5,912,953

INDIA 5.7%
Auto Components 0.3%
Apollo Tyres Ltd.	332,400	543,756

Commercial Banks 1.2%
ICICI Bank Ltd.	88,030	1,842,213

Construction Materials 0.3%
Grasim Industries Ltd., GDR	8,050	465,677

Diversified Financial Services 0.5%
Power Finance Corp., Ltd.	206,010	773,814

Information Technology Services 0.1%
Hexaware Technologies Ltd.	91,955	144,598

Metals & Mining 2.0%
JSW Steel Ltd.	45,080	672,816
NMDC Ltd.	129,810	394,310
Sterlite Industries (India) Ltd.	920,430	1,968,506

		3,035,632

12

Statement of Investments (Continued)

December 31, 2012

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

INDIA (continued)
Oil, Gas & Consumable Fuels 1.3%
Cairn India Ltd.	186,300	$1,093,452
Oil & Natural Gas Corp., Ltd.	189,190	932,558

		2,026,010

		8,831,700

INDONESIA 1.7%
Diversified Telecommunication Services 1.1%
Telekomunikasi Indonesia Persero Tbk PT	1,756,000	1,655,078

Food Products 0.6%
Indofood Sukses Makmur Tbk PT	1,627,500	990,014

		2,645,092

MALAYSIA 2.0%
Commercial Banks 1.0%
Malayan Banking Bhd	505,780	1,525,448

Diversified Financial Services 1.0%
AMMB Holdings Bhd	708,500	1,579,066

		3,104,514

MEXICO 4.3%
Beverages 1.0%
Fomento Economico Mexicano SAB de CV, ADR	15,110	1,521,577

Commercial Banks 1.7%
Grupo Financiero Banorte SAB de CV, Class O	404,300	2,610,718

Construction & Engineering 0.5%
Empresas ICA SAB de CV*	329,900	823,582

Industrial Conglomerates 1.1%
Alfa SAB de CV, Class A	765,600	1,627,588

		6,583,465

PERU 0.6%
Commercial Banks 0.6%
Credicorp Ltd.	6,610	968,762

PHILIPPINES 0.8%
Commercial Banks 0.8%
Metropolitan Bank & Trust Co.	500,750	1,246,736

RUSSIA 9.6%
Commercial Banks 1.9%
Sberbank of Russia, ADR	226,920	2,850,115

Metals & Mining 0.7%
MMC Norilsk Nickel OJSC, ADR	60,670	1,149,090

Oil, Gas & Consumable Fuels 5.8%
Gazprom OAO, ADR	262,620	2,555,293
LUKOIL OAO, ADR	68,680	4,635,900
Surgutneftegas OAO, ADR	199,690	1,798,634

		8,989,827

Common Stocks (continued)

	Shares	Market Value

RUSSIA (continued)
Wireless Telecommunication Services 1.2%
Mobile Telesystems OJSC, ADR	97,020	$1,809,423

		14,798,455

SOUTH AFRICA 6.1%
Distributors 0.9%
Imperial Holdings Ltd.	58,760	1,385,727

Diversified Financial Services 0.7%
FirstRand Ltd.	287,950	1,059,587

Food Products 1.4%
AVI Ltd.	62,860	445,324
Tiger Brands Ltd.	43,140	1,663,538

		2,108,862

Metals & Mining 0.7%
AngloGold Ashanti Ltd.	34,430	1,076,834

Real Estate Management & Development 0.4%
Growthpoint Properties Ltd.	240,970	697,263

Wireless Telecommunication Services 2.0%
MTN Group Ltd.	147,230	3,099,004

		9,427,277

SOUTH KOREA 16.3%
Auto Components 0.5%
Hankook Tire Co. Ltd.*	16,999	746,284

Automobiles 3.1%
Hyundai Motor Co.*	22,909	4,722,557

Chemicals 0.3%
Kukdo Chemical Co., Ltd.*	11,270	454,030

Commercial Banks 2.4%
BS Financial Group, Inc.*	63,660	789,353
DGB Financial Group, Inc.*	97,140	1,325,263
Hana Financial Group, Inc.	48,300	1,578,979

		3,693,595

Construction & Engineering 0.7%
Daelim Industrial Co., Ltd.*	12,821	1,050,120

Diversified Telecommunication Services 0.8%
KT Corp.*	36,370	1,209,493

Semiconductors & Semiconductor Equipment 6.5%
Samsung Electronics Co., Ltd.	7,019	10,084,898

Textiles, Apparel & Luxury Goods 1.0%
Youngone Corp.*	52,490	1,624,237

Tobacco 1.0%
KT&G Corp.*	20,425	1,546,053

		25,131,267

13

Statement of Investments (Continued)

December 31, 2012

NVIT Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

TAIWAN 8.7%
Commercial Banks 1.8%
E.Sun Financial Holding Co. Ltd.	1,566,000	$881,425
Mega Financial Holding Co. Ltd.	2,421,495	1,896,684

		2,778,109

Construction & Engineering 0.7%
CTCI Corp.	572,000	1,136,376

Electronic Equipment, Instruments & Components 2.9%
Hon Hai Precision Industry Co., Ltd.	1,221,200	3,780,005
Zhen Ding Technology Holding Ltd.	275,000	681,141

		4,461,146

Semiconductors & Semiconductor Equipment 3.3%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	296,390	5,086,052

		13,461,683

THAILAND 7.5%
Chemicals 1.5%
PTT Global Chemical PCL	1,001,536	2,317,131

Commercial Banks 2.6%
Bangkok Bank PCL REG	265,800	1,823,536
Siam Commercial Bank PCL	175,500	1,038,428
Thanachart Capital PCL	967,400	1,202,025

		4,063,989

Food & Staples Retailing 0.7%
CP ALL PCL	683,800	1,028,218

Oil, Gas & Consumable Fuels 1.0%
PTT PCL	145,300	1,588,467

Real Estate Management & Development 0.7%
Asian Property Development PCL	3,733,500	1,044,243

Transportation Infrastructure 1.0%
Airports of Thailand PCL	461,000	1,469,105

		11,511,153

TURKEY 4.9%
Aerospace & Defense 0.5%
Aselsan Elektronik Sanayi Ve Ticaret AS	175,390	833,706

Commercial Banks 2.8%
Turkiye Garanti Bankasi AS	269,340	1,405,801
Turkiye Halk Bankasi AS	120,720	1,190,016
Turkiye Is Bankasi, Class C	500,880	1,746,928

		4,342,745

Metals & Mining 1.1%
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	1,093,450	777,655
Koza Altin Isletmeleri AS	36,910	892,940

		1,670,595

Common Stocks (continued)

	Shares	Market Value

TURKEY (continued)
Wireless Telecommunication Services 0.5%
Turkcell Iletisim Hizmetleri AS*	119,710	$777,890

		7,624,936

Total Common Stocks (cost $130,546,808)		151,018,985

Preferred Stock 0.7%
BRAZIL 0.7%
Metals & Mining 0.7%
Bradespar SA — Preference Shares	65,000	1,042,222

Total Preferred Stock (cost $1,317,579)		1,042,222

Exchange Traded Fund 1.1%
UNITED STATES 1.1%
iShares MSCI Emerging Markets Index Fund	37,450	1,660,907

Total Exchange Traded Fund (cost $1,632,228)		1,660,907

Mutual Fund 0.1%
Money Market Fund 0.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (a)	207,638	207,638

Total Mutual Fund (cost $207,638)		207,638

Total Investments (cost $133,704,253) (b) — 99.6%		153,929,752

Other assets in excess of liabilities — 0.4%		544,931

NET ASSETS — 100.0%		$154,474,683

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2012.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

14

Statement of Investments (Continued)

December 31, 2012

NVIT Emerging Markets Fund (Continued)

ADR	American Depositary Receipt

AS	Stock Corporation

Bhd	Public Limited Company

GDR	Global Depositary Receipt

Ltd.	Limited

OAO	Joint Stock Company

OJSC	Open Joint Stock Company

PCL	Public Company Limited

REG	Registered Shares

SA	Stock Company

SAB	de CV Public Traded Company

Tbk	PT State Owned Company

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2012

NVIT Emerging Markets Fund
Assets:
Investments, at value (cost $133,704,253)	$153,929,752
Foreign currencies, at value (cost $92,433)	92,851
Dividends receivable	158,774
Receivable for investments sold	918,775
Receivable for capital shares issued	65,437
Reclaims receivable	5,839
Prepaid expenses	379

Total Assets	155,171,807

Liabilities:
Payable for capital shares redeemed	209,706
Cash overdraft (Note 2)	5,866
Payable for capital gain country tax	4,255
Accrued expenses and other payables:
Investment advisory fees	114,768
Fund administration fees	10,167
Distribution fees	11,785
Administrative servicing fees	29,201
Accounting and transfer agent fees	1,639
Deferred capital gain country tax	290,249
Custodian fees	1,120
Professional fees	4,967
Printing fees	13,209
Other	192

Total Liabilities	697,124

Net Assets	$154,474,683

Represented by:
Capital	$163,576,302
Accumulated undistributed net investment income	1,310,131
Accumulated net realized losses from investment and foreign currency transactions	(30,343,873)
Net unrealized appreciation/(depreciation) from investments†	19,935,250
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(3,127)

Net Assets	$154,474,683

Net Assets:
Class I Shares	$20,901,249
Class II Shares	1,442,758
Class III Shares	76,487,147
Class VI Shares	55,643,529

Total	$154,474,683

†	Net of $290,249 of deferred capital gain country tax.

16

Statement of Assets and Liabilities (Continued)

December 31, 2012

NVIT Emerging Markets Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,762,502
Class II Shares	123,056
Class III Shares	6,460,273
Class VI Shares	4,715,572

Total	13,061,403

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.86
Class II Shares	$11.72
Class III Shares	$11.84
Class VI Shares	$11.80

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2012

NVIT Emerging Markets Fund
INVESTMENT INCOME:
Dividend income	$4,371,001
Other income	80
Foreign tax withholding	(273,645)

Total Income	4,097,436

EXPENSES:
Investment advisory fees	1,505,851
Fund administration fees	119,130
Distribution fees Class II Shares	3,962
Distribution fees Class VI Shares	135,190
Administrative servicing fees Class I Shares	31,008
Administrative servicing fees Class II Shares	2,377
Administrative servicing fees Class III Shares	123,272
Administrative servicing fees Class VI Shares	81,115
Professional fees	56,569
Printing fees	23,320
Trustee fees	5,631
Custodian fees	5,924
Accounting and transfer agent fees	7,384
Compliance program costs (Note 3)	687
Other	17,819

Total expenses before earnings credit and fees waived	2,119,239

Earnings credit (Note 5)	(9)
Investment advisory fees waived (Note 3)	(84,237)

Net Expenses	2,034,993

NET INVESTMENT INCOME	2,062,443

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(3,293,703)
Net realized losses from foreign currency transactions (Note 2)	(102,022)

Net realized losses from investment and foreign currency transactions	(3,395,725)

Net change in unrealized appreciation/(depreciation) from investments††	24,895,982
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	3,383

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	24,899,365

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	21,503,640

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$23,566,083

†	Net of capital gain country taxes of $38,862.

††	Net of increase in deferred capital gain country tax accrual on unrealized appreciation of $286,130.

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Emerging Markets Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$2,062,443	$2,138,667
Net realized losses from investment and foreign currency transactions	(3,395,725)	(13,157,876)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	24,899,365	(35,766,691)

Change in net assets resulting from operations	23,566,083	(46,785,900)

Distributions to Shareholders From:
Net investment income:
Class I	(102,504)	(170,814)
Class II	(3,207)	(10,011)
Class III	(366,230)	(750,993)
Class VI	(139,487)	(272,434)

Change in net assets from shareholder distributions	(611,428)	(1,204,252)

Change in net assets from capital transactions	(20,459,028)	(53,107,574)

Change in net assets	2,495,627	(101,097,726)

Net Assets:
Beginning of year	151,979,056	253,076,782

End of year	$154,474,683	$151,979,056

Accumulated undistributed net investment income at end of year	$1,310,131	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,039,066	$5,531,432
Dividends reinvested	102,504	170,814
Cost of shares redeemed	(5,005,773)	(25,223,553)

Total Class I Shares	(1,864,203)	(19,521,307)

Class II Shares
Proceeds from shares issued	214	251
Dividends reinvested	3,207	10,011
Cost of shares redeemed	(515,066)	(501,446)

Total Class II Shares	(511,645)	(491,184)

Class III Shares
Proceeds from shares issued	9,575,850	10,416,789
Dividends reinvested	366,230	750,993
Cost of shares redeemed	(28,654,555)	(34,989,882)

Total Class III Shares	(18,712,475)	(23,822,100)

Class VI Shares
Proceeds from shares issued	10,863,686	7,787,939
Dividends reinvested	139,487	272,434
Cost of shares redeemed	(10,373,878)	(17,333,356)

Total Class VI Shares	629,295	(9,272,983)

Change in net assets from capital transactions	$(20,459,028)	$(53,107,574)

19

Statements of Changes in Net Assets (Continued)

	NVIT Emerging Markets Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class I Shares
Issued	273,535	461,501
Reinvested	8,814	15,526
Redeemed	(455,300)	(1,950,208)

Total Class I Shares	(172,951)	(1,473,181)

Class II Shares
Issued	5	–
Reinvested	279	940
Redeemed	(46,485)	(42,463)

Total Class II Shares	(46,201)	(41,523)

Class III Shares
Issued	854,213	844,693
Reinvested	31,544	68,155
Redeemed	(2,619,041)	(2,872,757)

Total Class III Shares	(1,733,284)	(1,959,909)

Class VI Shares
Issued	954,823	638,640
Reinvested	12,056	25,393
Redeemed	(948,491)	(1,422,497)

Total Class VI Shares	18,388	(758,464)

Total change in shares	(1,934,048)	(4,233,077)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Emerging Markets Fund

		Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2012(c)	$10.16	0.15	1.61	1.76	(0.06)	–	–	(0.06)	–	$11.86	17.22%	$20,901,248	1.20%	1.38%	1.25%	68.20%
Year Ended December 31, 2011(c)	$13.19	0.13	(3.08)	(2.95)	(0.08)	–	–	(0.08)	–	$10.16	(22.37)%	$19,667,663	1.22%	1.07%	1.23%	119.54%
Year Ended December 31, 2010(c)	$11.36	0.08	1.76	1.84	(0.01)	–	–	(0.01)	–	$13.19	16.17%	$44,965,055	1.19%	0.70%	1.19%	135.63%
Year Ended December 31, 2009(c)	$7.05	0.10	4.32	4.42	(0.09)	–	(0.02)	(0.11)	–	$11.36	63.31%	$46,047,002	1.20%	1.13%	1.20%	121.34%
Year Ended December 31, 2008	$22.61	0.20	(11.89)	(11.69)	(0.19)	(3.69)	–	(3.88)	0.01	$7.05	(57.76)%	$29,077,237	1.30%	1.27%	1.30%	63.87%

Class II Shares
Year Ended December 31, 2012(c)	$10.04	0.12	1.59	1.71	(0.03)	–	–	(0.03)	–	$11.72	16.99%	$1,442,757	1.45%	1.12%	1.50%	68.20%
Year Ended December 31, 2011(c)	$13.04	0.11	(3.05)	(2.94)	(0.06)	–	–	(0.06)	–	$10.04	(22.60)%	$1,699,906	1.48%	0.90%	1.49%	119.54%
Year Ended December 31, 2010(c)	$11.25	0.05	1.74	1.79	–	–	–	–	–	$13.04	15.91%	$2,748,446	1.44%	0.45%	1.44%	135.63%
Year Ended December 31, 2009(c)	$6.98	0.08	4.29	4.37	(0.08)	–	(0.02)	(0.10)	–	$11.25	63.09%	$3,023,040	1.46%	0.91%	1.46%	121.34%
Year Ended December 31, 2008	$22.46	0.18	(11.84)	(11.66)	(0.14)	(3.69)	–	(3.83)	0.01	$6.98	(57.93)%	$2,461,889	1.57%	1.01%	1.57%	63.87%

Class III Shares
Year Ended December 31, 2012(c)	$10.14	0.16	1.60	1.76	(0.06)	–	–	(0.06)	–	$11.84	17.24%	$76,487,144	1.20%	1.40%	1.25%	68.20%
Year Ended December 31, 2011(c)	$13.17	0.14	(3.08)	(2.94)	(0.09)	–	–	(0.09)	–	$10.14	(22.39)%	$83,114,763	1.23%	1.15%	1.24%	119.54%
Year Ended December 31, 2010(c)	$11.34	0.08	1.76	1.84	(0.01)	–	–	(0.01)	–	$13.17	16.21%	$133,741,064	1.19%	0.68%	1.19%	135.63%
Year Ended December 31, 2009(c)	$7.03	0.10	4.32	4.42	(0.09)	–	(0.02)	(0.11)	–	$11.34	63.48%	$129,486,944	1.21%	1.10%	1.21%	121.34%
Year Ended December 31, 2008	$22.59	0.20	(11.90)	(11.70)	(0.18)	(3.69)	–	(3.87)	0.01	$7.03	(57.83)%	$86,462,769	1.31%	1.26%	1.31%	63.87%

Class VI Shares
Year Ended December 31, 2012(c)	$10.11	0.12	1.60	1.72	(0.03)	–	–	(0.03)	–	$11.80	16.92%	$55,643,527	1.45%	1.13%	1.50%	68.20%
Year Ended December 31, 2011(c)	$13.13	0.11	(3.07)	(2.96)	(0.06)	–	–	(0.06)	–	$10.11	(22.59)%	$47,496,724	1.48%	0.90%	1.49%	119.54%
Year Ended December 31, 2010(c)	$11.33	0.05	1.75	1.80	–	–	–	–	–	$13.13	15.89%	$71,622,217	1.44%	0.43%	1.44%	135.63%
Year Ended December 31, 2009(c)	$7.03	0.07	4.33	4.40	(0.08)	–	(0.02)	(0.10)	–	$11.33	63.09%	$62,117,225	1.45%	0.83%	1.45%	121.34%
Year Ended December 31, 2008	$22.58	0.20	(11.90)	(11.70)	(0.17)	(3.69)	–	(3.86)	0.01	$7.03	(57.86)%	$37,262,897	1.43%	1.15%	1.43%	63.87%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Emerging Markets Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security

22

Notes to Financial Statements (Continued)

December 31, 2012

trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Exchange-traded funds that are traded on a national securities exchange are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

23

Notes to Financial Statements (Continued)

December 31, 2012

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

Assets:	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$750,098	$833,706	$—	$1,583,804
Auto Components	—	1,290,040	—	1,290,040
Automobiles	—	7,313,304	—	7,313,304
Beverages	4,698,120	—	—	4,698,120
Chemicals	—	4,054,986	—	4,054,986
Commercial Banks	6,429,595	25,022,527	—	31,452,122
Communications Equipment	—	1,570,798	—	1,570,798
Construction & Engineering	823,582	6,301,780	—	7,125,362
Construction Materials	465,677	—	—	465,677
Distributors	—	1,385,727	—	1,385,727
Diversified Financial Services	—	3,412,467	—	3,412,467
Diversified Telecommunication Services	—	5,117,305	—	5,117,305
Electronic Equipment, Instruments & Components	—	4,461,146	—	4,461,146
Food & Staples Retailing	—	1,028,218	—	1,028,218
Food Products	—	3,098,876	—	3,098,876
Health Care Equipment & Supplies	714,168	—	—	714,168
Health Care Providers & Services	1,098,745	—	—	1,098,745
Household Durables	972,728	—	—	972,728
Independent Power Producers & Energy Traders	—	2,246,399	—	2,246,399
Industrial Conglomerates	1,627,588	—	—	1,627,588
Information Technology Services	—	144,598	—	144,598
Life Sciences Tools & Services	1,326,938	—	—	1,326,938
Media	950,674	—	—	950,674
Metals & Mining	3,907,454	5,783,061	—	9,690,515
Oil, Gas & Consumable Fuels	7,191,193	10,825,791	—	18,016,984
Pharmaceuticals	—	455,225	—	455,225
Real Estate Management & Development	—	4,253,177	—	4,253,177
Semiconductors & Semiconductor Equipment	5,086,052	10,084,898	—	15,170,950
Textiles, Apparel & Luxury Goods	—	1,624,237	—	1,624,237
Tobacco	—	1,546,053	—	1,546,053
Transportation Infrastructure	1,500,266	1,469,105	—	2,969,371
Water Utilities	1,584,465	—	—	1,584,465
Wireless Telecommunication Services	3,561,625	5,006,593	—	8,568,218
Total Common Stocks	$42,688,968	$108,330,017	$—	$151,018,985
Exchange Traded Fund	1,660,907	—	—	1,660,907
Mutual Fund	207,638	—	—	207,638
Preferred Stock	1,042,222	—	—	1,042,222
Total	$45,599,735	$108,330,017	$—	$153,929,752

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Cash Overdraft

As of December 31, 2012, the Fund had an overdrawn balance of $13,703 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate

24

Notes to Financial Statements (Continued)

December 31, 2012

agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5 below.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses, realized India capital gains tax, and realized Thai capital gains tax. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax

25

Notes to Financial Statements (Continued)

December 31, 2012

liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected The Boston Company Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.95%
$500 million up to $2 billion	0.90%
$2 billion and more	0.85%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 1.20% for all share classes until at least April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

26

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the Fund had no cumulative potential reimbursements.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $84,237, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $119,130 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $687.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% for Class II and Class VI shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at on an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, Class III, and Class VI shares of the Fund.

For the year ended December 31, 2012, NFS received $237,772 in administrative services fees from the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the

27

Notes to Financial Statements (Continued)

December 31, 2012

contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $16,783 and $21,727 respectively.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $107,024,913 and sales of $126,488,475 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its

28

Notes to Financial Statements (Continued)

December 31, 2012

vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $2,914 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$611,428	$—	$611,428	$—	$611,428

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,204,252	$—	$1,204,252	$—	$1,204,252

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,316,432	$—	$1,316,432	$(29,657,665)	$19,239,614	$(9,101,619)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

29

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$134,396,762	$24,686,113	$(5,153,123)	$19,532,990

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$14,188,784	2017

The following table represents capital loss carryforwards that are subject to the Modernization Act, and will be utilized to offset capital gains, if any, prior to the utilization of those capital loss carryforwards noted above.

Loss Carryforward Character
Short Term	Long Term
$14,289,631	$1,179,250

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Emerging Markets Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

31

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $4,508,134 or $0.3451 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $416,602 or $0.0319 per outstanding share.

32

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

33

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

34

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

35

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

36

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

37

NVIT Enhanced Income Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

20	Statement of Assets and Liabilities

21	Statement of Operations

22	Statements of Changes in Net Assets

23	Financial Highlights

24	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ENHI (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to interest rate risk.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk, and mortgage- and asset-backed securities risk, to varying degrees.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are

2

Important Disclosures (Continued)

nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any

3

Important Disclosures (Continued)

person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Morley Capital Management, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Morley Capital Management, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve—a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

December 31, 2012

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Enhanced Income Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Enhanced Income Fund (Class Y) returned 0.81% versus 0.21% for its benchmark, a blend of 50% BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index and 50% BofAML 1-Year T-Bill Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Short-Intermediate Investment Grade Debt Funds (consisting of 50 funds as of December 31, 2012) was 3.03% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s holdings in corporate securities contributed the most to Fund performance relative to the Fund’s benchmark during the reporting period. Accommodative central bank policies, stabilization of the eurozone and improvement in U.S. economic data all contributed to improving fundamentals, with financials posting the strongest relative performance. (Fundamentals are the qualitative and quantitative information that contributes to the economic well-being and the subsequent financial valuation of a company, security or currency.) Supportive technical indicators also helped the financials sector outperform as investor demand for higher-yielding asset classes exceeded supply. (Technical indicators predict the future price levels or the general price direction of a security based on past patterns.)

The Fund’s residential mortgage-backed securities (RMBS) holdings also contributed to the Fund’s outperformance relative to the Fund’s benchmark during the reporting period. While prepayment concerns increased, given the continued success of the Home Affordable Refinance Program (HARP) 2.0, attractive cost of carry relative to Treasurys made the sector a popular choice among REITs, banks and money managers during the first half of the reporting period. (Cost of carry is the cost incurred as a result of holding an investment position.) Buyers were also drawn to the sector, given the strong technical bid introduced by the Federal Reserve’s Quantitative Easing (QE3) purchase program in September. The Fed announced an open-ended purchase program of $40 billion per month in outright RMBS purchases in addition to continuing to reinvest paydowns (repayments) on its existing mortgage portfolio. Attractive dollar roll opportunities also added to the sector’s appeal. (A dollar roll is a type of repurchase transaction in the mortgage pass-through securities market in which the buy-side trade counterparty of a “to be announced” [TBA] trade agrees to sell off the same TBA trade in the current month and to buy back the same trade in a future month at a lower price.)

The Fund’s overweight position in the asset-backed securities (ABS) sector versus the benchmark also contributed to Fund performance relative to the Fund’s benchmark during the reporting period. Strong investor demand for high-quality, higher-yielding alternatives to Treasurys coupled with limited net issuance drove strong performance in the sector. In addition, the Fund’s modest allocation to commercial mortgage-backed securities (CMBS) also performed well during the reporting period amid strong investor demand for higher yields, limited net supply and improving financing markets for many property types.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The Fund’s holdings in U.S. Treasurys and Agencies contributed the least to Fund performance relative to the Fund’s benchmark during the reporting period as higher-yielding spread sectors (nongovernment fixed-income investments) outperformed government securities. Higher net issuance in Treasurys relative to other spread sectors along with investor preference for higher-yielding asset classes drove underperformance in U.S. government securities. Improving economic data in the United States and stabilization of the eurozone reduced investor desire for Treasurys, contributing to the sector’s relative underperformance during the reporting period.

Subadviser:

Morley Capital Management, Inc.

Portfolio Managers:

Perpetua M. Phillips and Paul Rocheleau

7

Fund Performance	NVIT Enhanced Income Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	Inception[2]
Class Y	0.81%	1.62%	2.06%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Since inception date of April 19, 2007.

Expense Ratios

Expense Ratio*
Class Y	0.42%
*	Current effective prospectus dated April 30, 2012.
Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Enhanced Income Fund since inception through 12/31/12 versus performance of the Composite Index(a), the BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index(b), the BofAML 1-Year T-Bill Index(c), and the Consumer Price Index (CPI)(d) from 5/1/07 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index comprises 50% BofAML 6-Month T-Bill Index and 50% BofAML 1-Year T-Bill Index.

(b)	The BofAML 1-Year T-Bill Index is an unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

(c)	The BofAML 6-Month T-Bill Index is an unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Enhanced Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Enhanced Income Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class Y Shares	Actual	1,000.00	1,004.00	2.07	0.41
	Hypothetical[b]	1,000.00	1,023.08	2.08	0.41

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Enhanced Income Fund

December 31, 2012

Asset Allocation †
Corporate Bonds	35.5%
Asset-Backed Securities	23.6%
Collateralized Mortgage Obligations	18.3%
Commercial Mortgage Backed Securities	8.0%
U.S. Government Sponsored & Agency Obligations	7.0%
Mutual Fund	4.5%
U.S. Treasury Note	1.6%
Municipal Bond	0.9%
U.S. Government Mortgage Backed Agencies	0.4%
Other assets in excess of liabilities	0.2%

100.0%

Top Industries ††
Automobile	13.0%
Other	6.7%
Commercial Banks	5.6%
Diversified Financial Services	5.4%
Credit Card	4.1%
Consumer Finance	3.7%
Media	2.6%
Capital Markets	2.4%
Pharmaceuticals	1.7%
Health Care Providers & Services	1.6%
Other Industries	53.2%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund—Institutional Class	4.5%
U.S. Treasury Notes, 1.00%, 07/15/13	1.6%
Federal Home Loan Mortgage Corp., 4.13%, 09/27/13	1.5%
Wells Fargo & Co., 1.23%, 06/26/15	1.3%
Wachovia Bank Commercial Mortgage Trust, 5.42%, 01/15/45	1.1%
Ford Motor Credit Co. LLC, 7.00%, 10/01/13	1.0%
JPMorgan Chase & Co., 3.70%, 01/20/15	1.0%
Federal National Mortgage Association, 1.75%, 05/07/13	1.0%
AEP Texas Central Transition Funding LLC, 5.09%, 07/01/15	1.0%
AT&T, Inc., 5.10%, 09/15/14	1.0%
Other Holdings	85.0%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Enhanced Income Fund

Asset-Backed Securities 23.6%

	Principal Amount	Market Value

Automobile 12.8%
Ally Auto Receivables Trust
Series 2010-2, Class A4, 2.09%, 05/15/15	$1,850,000	$1,872,200
Series 2012-2, Class A2, 0.56%, 10/15/14	1,765,314	1,766,647
Series 2012-4, Class A3, 0.59%, 01/17/17	2,110,000	2,108,367
Series 2012-SN1, Class A3, 0.57%, 08/20/15	1,160,000	1,161,193
AmeriCredit Automobile Receivables Trust
Series 2012-4, Class A3, 0.67%, 06/08/17	1,470,000	1,470,482
Series 2012-5, Class A2, 0.51%, 01/08/16	615,000	614,974
Bank of America Auto Trust
Series 2009-3A, Class A4, 2.67%, 12/15/16 (a)	1,044,033	1,052,138
Series 2010-1A, Class A4, 2.18%, 02/15/17 (a)	1,531,289	1,539,351
Series 2010-2, Class A4, 1.94%, 06/15/17	3,550,000	3,584,762
BMW Vehicle Owner Trust, Series 2011-A, Class A3, 0.76%, 08/25/15	3,395,000	3,406,421
Ford Credit Auto Owner Trust
Series 2009-E, Class A4, 2.42%, 11/15/14	3,942,475	3,977,725
Series 2010-B, Class A4, 1.58%, 09/15/15	1,000,000	1,011,373
Series 2012-B, Class A2, 0.57%, 01/15/15	1,344,345	1,345,537
Harley-Davidson Motorcycle Trust, Series 2012-1, Class A3, 0.68%, 04/15/17	560,000	561,741
Honda Auto Receivables Owner Trust
Series 2010-2, Class A3, 1.34%, 03/18/14	423,398	424,418
Series 2010-2, Class A4, 1.93%, 08/18/16	2,475,000	2,496,661
Series 2011-1, Class A3, 1.13%, 10/15/14	644,396	646,400
Series 2012-2, Class A2, 0.56%, 11/17/14	1,900,000	1,902,462
Series 2012-3, Class A3, 0.56%, 05/15/16	2,000,000	2,002,260
Huntington Auto Trust, Series 2012-1, Class A2, 0.54%, 11/17/14	2,686,711	2,688,438
Hyundai Auto Receivables Trust
Series 2009-A, Class A4, 3.15%, 03/15/16	2,672,192	2,715,118
Series 2012-A, Class A3, 0.72%, 03/15/16	1,665,000	1,670,773

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobile (continued)
Mercedes-Benz Auto Receivables Trust
Series 2010-1, Class A4, 2.14%, 08/15/16	$3,825,000	$3,868,379
Series 2012-1, Class A3, 0.47%, 10/17/16	1,975,000	1,974,242
Nissan Auto Lease Trust, Series 2012-B, Class A3, 0.58%, 11/16/15	1,800,000	1,800,628
Nissan Auto Receivables Owner Trust
Series 2009-A, Class A4, 4.74%, 08/17/15	65,735	65,858
Series 2012-A, Class A3, 0.73%, 05/16/16	1,550,000	1,557,810
Series 2012-B, Class A3, 0.46%, 10/17/16	1,600,000	1,600,850
Porsche Financial Auto Securitization Trust, Series 2011-1, Class A4, 1.19%, 12/17/18 (a)	4,300,000	4,338,550
Porsche Innovative Lease Owner Trust, Series 2012-1, Class A3, 0.54%, 12/21/15 (a)	1,400,000	1,400,466
Toyota Auto Receivables Owner Trust
Series 2011-A, Class A3, 0.98%, 10/15/14	548,251	549,498
Series 2012-A, Class A3, 0.75%, 02/16/16	1,965,000	1,973,735
Series 2012-B, Class A3, 0.46%, 07/15/16	1,065,000	1,064,511
USAA Auto Owner Trust
Series 2009-2, Class A4, 2.53%, 07/15/15	1,975,712	1,986,217
Series 2012-1, Class A3, 0.43%, 08/15/16	1,200,000	1,199,132
Volkswagen Auto Loan Enhanced Trust, Series 2010-1, Class A4, 2.14%, 08/22/16	788,982	795,223
World Omni Auto Receivables Trust, Series 2010-A, Class A4, 2.21%, 05/15/15	2,094,382	2,113,728

		66,308,268

Credit Card 4.1%
American Express Credit Account Master Trust, Series 2012-2, Class A, 0.68%, 03/15/18	3,670,000	3,681,730
BA Credit Card Trust, Series 2006-A7, Class A7, 0.25%, 12/15/16 (b)	2,400,000	2,399,275
Capital One Multi-Asset Execution Trust, Series 2008-A3, Class A3, 5.05%, 02/15/16	2,950,000	2,990,810

12

Statement of Investments (Continued)

December 31, 2012

NVIT Enhanced Income Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Credit Card (continued)
Chase Issuance Trust, Series 2008-A11, Class A11, 5.40%, 07/15/15	$2,975,000	$3,055,527
Citibank Credit Card Issuance Trust, Series 2009-A4, Class A4, 4.90%, 06/23/16	4,000,000	4,263,004
Discover Card Master Trust, Series 2008-A4, Class A4, 5.65%, 12/15/15	4,625,000	4,737,240

		21,127,586

Other 6.7%
AEP Texas Central Transition Funding LLC, Series 2002-1, Class A4, 5.96%, 07/15/15	977,922	992,195
CenterPoint Energy Transition Bond Co. LLC
Series 2005-A, Class A3, 5.09%, 08/01/15	3,619,681	3,719,063
Series 2009-1, Class A1, 1.83%, 02/15/16	3,205,882	3,255,874
CNH Equipment Trust
Series 2009-C, Class A4, 3.00%, 08/17/15	769,809	774,870
Series 2012-C, Class A2, 0.44%, 02/16/16	787,000	787,247
Series 2012-C, Class A3, 0.57%, 12/15/17	825,000	825,131
Consumers Funding LLC, Series 2001-1, Class A5, 5.43%, 04/20/15	622,631	629,267
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A5, 6.42%, 03/01/15	1,745,221	1,762,862
FPL Recovery Funding LLC, Series 2007-A, Class A2, 5.04%, 08/01/15	247,707	251,206
GE Equipment Midticket LLC
Series 2010-1, Class A3, 0.94%, 07/14/14 (a)	399,254	399,373
Series 2012-1, Class A3, 0.60%, 05/23/16	1,090,000	1,091,115
GE Equipment Small Ticket LLC, Series 2012-1A, Class A3, 1.04%, 09/21/15 (a)	1,000,000	1,004,439
GE Equipment Transportation LLC, Series 2011-1, Class A3, 1.00%, 10/20/14	2,592,603	2,598,019
John Deere Owner Trust
Series 2010-A, Class A4, 2.13%, 10/17/16	1,000,000	1,006,151

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
John Deere Owner Trust (continued)
Series 2011-A, Class A3, 1.29%, 01/15/16	$1,795,182	$1,804,555
Series 2012-B, Class A3, 0.53%, 07/15/16	2,000,000	2,001,458
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A4, 4.40%, 03/15/15	901,279	908,684
Massachusetts RRB Special Purpose Trust WMECO-1, Series 2001-1, Class A, 6.53%, 06/01/15	617,039	623,406
Oncor Electric Delivery Transition Bond Co. LLC
Series 2003-1, Class A4, 5.42%, 08/15/17	865,000	923,068
Series 2004-1, Class A3, 5.29%, 05/15/18	1,549,857	1,692,489
PSE&G Transition Funding LLC
Series 2001-1, Class A6, 6.61%, 06/15/15	1,230,344	1,255,822
Series 2001-1, Class A7, 6.75%, 06/15/16	1,900,000	2,029,924
Volvo Financial Equipment LLC, Series 2012-1A, Class A3, 0.91%, 08/17/15 (a)	4,115,000	4,129,423

		34,465,641

Total Asset-Backed Securities (cost $122,493,166)		121,901,495

Collateralized Mortgage Obligations 18.3%
Federal Home Loan Mortgage Corp. REMICS
Series 3574, Class AC, 1.85%, 08/15/14	262,942	263,734
Series 3573, Class LC, 1.85%, 08/15/14	449,041	450,772
Series 3610, Class AB, 1.40%, 12/15/14	458,201	459,208
Series 3612, Class AE, 1.40%, 12/15/14	596,519	598,219
Series 3555, Class JA, 4.00%, 12/15/14	177,450	178,270
Series 3865, Class DA, 1.25%, 12/15/16	401,278	403,051
Series 3818, Class UA, 1.35%, 02/15/17	1,198,063	1,205,686
Series 3827, Class CA, 1.50%, 04/15/17	1,272,053	1,281,836
Series 2636, Class A, 3.50%, 07/15/17	115,151	115,661

13

Statement of Investments (Continued)

December 31, 2012

NVIT Enhanced Income Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS (continued)
Series 3758, Class CD, 1.50%, 08/15/17	$1,392,832	$1,402,368
Series 2579, Class HA, 3.70%, 08/15/17	35,892	35,922
Series 3440, Class JA, 4.50%, 10/15/17	879,530	908,127
Series 2628, Class DQ, 3.00%, 11/15/17	417,735	422,802
Series 2628, Class GQ, 3.14%, 11/15/17	365,518	370,184
Series 2629, Class AN, 3.50%, 01/15/18	598,760	613,321
Series 2641, Class KJ, 4.00%, 01/15/18	417,410	424,267
Series 2555, Class B, 4.25%, 01/15/18	601,374	630,231
Series 3840, Class BA, 2.00%, 02/15/18	1,858,301	1,894,371
Series 2637, Class A, 3.38%, 03/15/18	478,655	493,404
Series 2643, Class HT, 4.50%, 03/15/18	871,700	899,413
Series 2643, Class NT, 4.50%, 03/15/18	737,319	755,184
Series 2783, Class AE, 4.00%, 04/15/18	281,417	284,442
Series 2613, Class PA, 3.25%, 05/15/18	81,918	82,081
Series 3728, Class CA, 1.50%, 10/15/18	1,449,110	1,465,144
Series 3772, Class HC, 3.00%, 10/15/18	3,179,036	3,296,864
Series 2695, Class DG, 4.00%, 10/15/18	575,590	606,380
Series 3756, Class DA, 1.20%, 11/15/18	481,356	484,219
Series 3636, Class EB, 2.00%, 11/15/18	713,634	727,577
Series 2877, Class GP, 4.00%, 11/15/18	401,988	406,936
Series 3649, Class EA, 2.25%, 12/15/18	1,372,479	1,405,060
Series 2920, Class HC, 4.50%, 12/15/18	669,688	677,637
Series 3659, Class DE, 2.00%, 03/15/19	1,052,233	1,075,259
Series 2930, Class KC, 4.50%, 06/15/19	783,409	800,699
Series 2838, Class FB, 0.51%, 08/15/19 (b)	654,615	656,023
Series 2854, Class DL, 4.00%, 09/15/19	1,260,580	1,345,973

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS (continued)
Series 3073, Class LB, 5.00%, 10/15/19	$262,367	$265,065
Series 3683, Class AD, 2.25%, 06/15/20	605,574	616,130
Series 3846, Class CK, 1.50%, 09/15/20	2,457,851	2,478,855
Series 3815, Class BD, 3.00%, 10/15/20	3,340,215	3,483,821
Series 3799, Class GK, 2.75%, 01/15/21	765,648	784,798
Series 3277, Class A, 4.00%, 01/15/21	596,174	607,647
Series 3815, Class DE, 3.00%, 10/15/21	1,516,922	1,564,871
Series 3872, Class ND, 2.00%, 12/15/21	1,162,269	1,189,898
Series 3609, Class LC, 3.50%, 12/15/24	2,024,197	2,134,214
Series 3639, Class AB, 2.75%, 02/15/25	1,423,526	1,477,749
Series 3745, Class PB, 2.50%, 03/15/25	885,466	905,547
Series 3845, Class ME, 3.00%, 09/15/25	1,777,481	1,830,375
Series 3919, Class AF, 0.56%, 03/15/30 (b)	716,397	718,645
Series 2763, Class FA, 0.56%, 04/15/32 (b)	969,011	970,796
Series 2763, Class FC, 0.56%, 04/15/32 (b)	3,072,475	3,078,134
Series 3411, Class FL, 0.91%, 02/15/38 (b)	834,820	843,433
Federal National Mortgage Association REMICS
Series 2002-7, Class QG, 5.50%, 03/25/17	484,053	513,929
Series 2002-16, Class XU, 5.50%, 04/25/17	1,804,165	1,904,973
Series 2003-122, Class OK, 4.00%, 06/25/17	64,883	64,921
Series 2003-49, Class TK, 3.50%, 03/25/18	878,620	911,786
Series 2003-35, Class FY, 0.61%, 05/25/18 (b)	884,829	889,441
Series 2011-69, Class AB, 1.50%, 05/25/18	1,895,056	1,915,259
Series 2004-76, Class CW, 4.00%, 05/25/18	717,960	720,680
Series 2003-57, Class NB, 3.00%, 06/25/18	74,873	77,732
Series 2010-30, Class DB, 2.00%, 08/25/18	1,244,443	1,266,220

14

Statement of Investments (Continued)

December 31, 2012

NVIT Enhanced Income Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association REMICS (continued)
Series 2003-112, Class AN, 4.00%, 11/25/18	$3,624,056	$3,812,054
Series 2010-12, Class AC, 2.50%, 12/25/18	2,118,675	2,180,475
Series 2003-120, Class BL, 3.50%, 12/25/18	1,775,236	1,872,573
Series 2008-15, Class JM, 4.00%, 02/25/19	367,066	376,097
Series 2008-18, Class MD, 4.00%, 03/25/19	994,981	1,052,063
Series 2009-47, Class EC, 3.50%, 08/25/19	802,658	845,916
Series 2011-122, Class EC, 1.50%, 01/25/20	2,013,680	2,039,602
Series 2011-38, Class AH, 2.75%, 05/25/20	663,264	685,194
Series 2010-60, Class D, 2.50%, 06/25/20	1,218,327	1,249,552
Series 2008-75, Class DA, 4.50%, 03/25/21	614,878	615,940
Series 2008-70, Class BA, 4.00%, 06/25/21	358,704	361,672
Series 2007-36, Class AB, 5.00%, 11/25/21	1,170,638	1,234,411
Series 2011-47, Class MA, 2.50%, 01/25/22	827,005	855,430
Series 2008-15, Class EL, 4.25%, 06/25/22	1,290,758	1,328,815
Series 2008-51, Class CD, 4.50%, 11/25/22	550,478	568,053
Series 2009-88, Class EA, 4.50%, 05/25/23	630,252	643,354
Series 2009-44, Class A, 4.50%, 12/25/23	520,230	541,024
Series 2009-76, Class MA, 4.00%, 09/25/24	227,033	237,280
Series 2005-110, Class GJ, 5.50%, 11/25/30	140,194	141,393
Series 2003-14, Class AN, 3.50%, 03/25/33	144,558	156,372
Series 2004-60, Class FW, 0.66%, 04/25/34 (b)	2,008,281	2,019,107
Series 2005-66, Class PF, 0.46%, 07/25/35 (b)	916,475	915,823
Series 2006-27, Class BF, 0.51%, 04/25/36 (b)	985,836	988,507
Series 2007-2, Class HF, 0.56%, 08/25/36 (b)	703,967	705,533
Series 2009-34, Class GA, 4.00%, 05/25/39	1,490,892	1,599,420
Series 2010-15, Class FD, 0.95%, 03/25/40 (b)	619,199	625,225

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association REMICS (continued)
Series 2010-123, Class FL, 0.64%, 11/25/40 (b)	$917,708	$922,339
Government National Mortgage Association
Series 2004-26, Class GC, 5.00%, 06/16/31	661,333	672,412
Series 2003-102, Class MU, 4.25%, 01/20/33	1,393,949	1,438,019
Series 2005-54, Class CM, 4.75%, 07/20/35	654,782	660,436
Series 2010-67, Class DA, 2.50%, 04/20/36	1,370,822	1,398,121
Series 2009-57, Class BA, 2.25%, 06/16/39	373,438	378,830
Series 2010-4, Class JC, 3.00%, 08/16/39	1,947,353	1,999,936
Series 2009-81, Class WA, 2.00%, 08/20/39	1,051,190	1,056,123

Total Collateralized Mortgage Obligations (cost $94,460,424)		94,512,345

Commercial Mortgage Backed Securities 8.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-1, Class A3, 4.88%, 11/10/42	119,076	119,001
Series 2005-3, Class A2, 4.50%, 07/10/43	557,490	558,596
Series 2005-5, Class ASB, 5.05%, 10/10/45 (b)	593,551	617,819
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A1 0.69%, 09/10/45	2,104,877	2,105,363
Commercial Mortgage Pass Through Certificates
Series 2012-CR1, Class A1, 1.12%, 05/15/45	1,617,710	1,632,460
Series 2012-CR2, Class A1, 0.82%, 08/15/45	2,635,044	2,643,147
Series 2012-CR3, Class A1, 0.67%, 11/15/45	1,167,804	1,167,643
Series 2012-LC4, Class A1, 1.16%, 12/10/44	480,403	484,847
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A3 5.10%, 08/15/38 (b)	673,207	674,278
FDIC Commercial Mortgage Trust, Series 2012-C1, Class A 0.84%, 05/25/35 (a)(b)	3,533,098	3,534,832

15

Statement of Investments (Continued)

December 31, 2012

NVIT Enhanced Income Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

GS Mortgage Securities Corp. II, Series 2012-GCJ7, Class A1 1.14%, 05/10/45	$3,319,633	$3,351,379
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2003-PM1A, Class A3, 5.17%, 08/12/40 (b)	691,100	690,993
Series 2005-LDP2, Class A3, 4.70%, 07/15/42	909,762	912,955
Series 2012-C8, Class A1, 0.71%, 10/15/45	1,480,631	1,482,737
Series 2012-CBX, Class A1, 0.96%, 06/15/45	1,620,281	1,628,484
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5, Class A1, 0.92%, 08/15/45	1,625,288	1,633,933
Series 2012-C6, Class A1, 0.66%, 11/15/45	1,167,850	1,167,184
Morgan Stanley Capital I, Inc., Series 2005-IQ10, Class AAB 5.18%, 09/15/42 (b)	70,864	70,842
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A1 0.73%, 08/10/49	3,828,682	3,836,190
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16, Class A2, 4.38%, 10/15/41	125,070	125,019
Series 2005-C20, Class APB, 5.09%, 07/15/42 (b)	1,147,733	1,151,592
Series 2006-C23, Class A4, 5.42%, 01/15/45 (b)	5,011,130	5,583,185
Series 2006-C29, Class A2, 5.28%, 11/15/48	63,243	63,584
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A1 0.69%, 10/15/45	3,496,932	3,498,726
WF-RBS Commercial Mortgage Trust
Series 2012-C8, Class A1, 0.86%, 08/15/45	732,321	735,648
Series 2012-C9, Class A1, 0.67%, 11/15/45	2,021,645	2,021,615

Total Commercial Mortgage Backed Securities (cost $41,548,843)		41,492,052

Corporate Bonds 35.5%
Aerospace & Defense 0.2%
United Technologies Corp., 0.81%, 06/01/15 (b)	1,110,000	1,120,937

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages 0.9%
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 03/26/13	$700,000	$703,233
1.50%, 07/14/14	400,000	405,778
Heineken NV, 0.80%, 10/01/15 (a)	1,045,000	1,046,954
PepsiCo, Inc., 3.75%, 03/01/14	1,600,000	1,660,672
SABMiller PLC, 5.50%, 08/15/13 (a)	990,000	1,017,885

		4,834,522

Capital Markets 2.4%
Goldman Sachs Group, Inc. (The)
5.15%, 01/15/14	2,975,000	3,102,645
3.30%, 05/03/15	1,975,000	2,058,458
Morgan Stanley
5.30%, 03/01/13	2,175,000	2,186,886
0.65%, 01/09/14 (b)	2,000,000	1,985,876
2.88%, 01/24/14	500,000	508,402
6.00%, 05/13/14	440,000	465,947
UBS AG, 2.25%, 08/12/13	2,220,000	2,241,237

		12,549,451

Chemicals 0.6%
Air Products & Chemicals, Inc., 4.15%, 02/01/13	1,270,000	1,273,765
Dow Chemical Co. (The), 5.90%, 02/15/15	920,000	1,014,970
Ecolab, Inc., 1.00%, 08/09/15	1,010,000	1,012,821

		3,301,556

Commercial Banks 5.6%
Bank of New York Mellon Corp. (The), 0.70%, 10/23/15	1,920,000	1,912,869
Bank of Nova Scotia
2.38%, 12/17/13	470,000	478,930
0.75%, 10/09/15	545,000	542,015
BNP Paribas SA, 0.75%, 04/08/13 (b)	3,500,000	3,500,728
Canadian Imperial Bank of Commerce
1.45%, 09/13/13	1,000,000	1,007,614
0.90%, 10/01/15	200,000	200,862
Capital One Financial Corp., 0.95%, 11/06/15 (b)	975,000	977,462
Credit Suisse New York, 5.50%, 05/01/14	2,225,000	2,367,384
Royal Bank of Canada, 2.10%, 07/29/13	3,000,000	3,027,249

16

Statement of Investments (Continued)

December 31, 2012

NVIT Enhanced Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
US Bancorp
2.00%, 06/14/13	$1,660,000	$1,671,975
4.20%, 05/15/14	2,500,000	2,624,725
Wells Fargo & Co., 1.23%, 06/26/15 (b)	6,495,000	6,556,365
Westpac Banking Corp.
0.90%, 04/08/13 (a)(b)	1,025,000	1,026,508
1.13%, 09/25/15	2,775,000	2,800,707

		28,695,393

Communications Equipment 0.5%
Cisco Systems, Inc., 1.63%, 03/14/14	2,400,000	2,435,914

Computers & Peripherals 1.0%
Hewlett-Packard Co.
4.50%, 03/01/13	3,500,000	3,518,637
1.25%, 09/13/13	1,600,000	1,599,981

		5,118,618

Consumer Finance 3.6%
American Express Co., 4.88%, 07/15/13	931,000	952,663
American Express Credit Corp.
5.88%, 05/02/13	2,372,000	2,414,829
Series C, 7.30%, 08/20/13	975,000	1,016,884
1.75%, 06/12/15	260,000	265,445
American Honda Finance Corp.
0.76%, 05/08/14 (a)(b)	640,000	642,678
0.71%, 06/18/14 (a)(b)	655,000	657,131
1.00%, 08/11/15 (a)	990,000	995,581
Ford Motor Credit Co. LLC, 7.00%, 10/01/13	4,925,000	5,147,118
John Deere Capital Corp.
1.60%, 03/03/14	2,350,000	2,380,828
0.47%, 04/25/14 (b)	650,000	650,917
PACCAR Financial Corp., 0.56%, 06/05/14 (b)	1,300,000	1,302,774
Toyota Motor Credit Corp., 1.38%, 08/12/13	2,000,000	2,011,926

		18,438,774

Diversified Financial Services 5.4%
Bank of America Corp.
4.90%, 05/01/13	3,325,000	3,370,363
7.38%, 05/15/14	350,000	378,997
4.50%, 04/01/15	945,000	1,007,300
3.70%, 09/01/15	340,000	359,427
Citigroup, Inc.
5.85%, 07/02/13	2,750,000	2,820,136
6.50%, 08/19/13	870,000	900,099
6.00%, 12/13/13	997,000	1,044,720
2.25%, 08/07/15	2,175,000	2,227,478

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
General Electric Capital Corp.
1.88%, 09/16/13	$3,150,000	$3,181,065
2.10%, 01/07/14	980,000	996,084
1.34%, 07/02/15 (b)	2,665,000	2,693,262
2.25%, 11/09/15	550,000	567,993
0.91%, 12/11/15 (b)	225,000	225,262
Harley-Davidson Financial Services, Inc., 1.15%, 09/15/15 (a)	280,000	280,735
JPMorgan Chase & Co.
2.05%, 01/24/14	2,550,000	2,589,897
3.70%, 01/20/15	4,850,000	5,106,478

		27,749,296

Diversified Telecommunication Services 1.5%
AT&T, Inc., 5.10%, 09/15/14	4,575,000	4,914,460
Verizon Communications, Inc., 5.25%, 04/15/13	2,800,000	2,838,332

		7,752,792

Electric Utilities 1.4%
AEP Texas Central Transition Funding LLC
Series A-2, 4.98%, 07/01/13	1,683,286	1,687,383
Series A-3, 5.09%, 07/01/15	4,640,000	4,932,571
Alabama Power Co., 0.55%, 10/15/15	590,000	588,358
NextEra Energy Capital Holdings, Inc., 1.20%, 06/01/15	140,000	140,996

		7,349,308

Food & Staples Retailing 0.6%
Sysco Corp., 4.20%, 02/12/13	2,175,000	2,183,589
Walgreen Co., 1.00%, 03/13/15	655,000	655,552

		2,839,141

Food Products 0.2%
Campbell Soup Co., 0.61%, 08/01/14 (b)	1,130,000	1,134,032

Gas Utilities 1.1%
Enterprise Products Operating LLC
Series M, 5.65%, 04/01/13	3,000,000	3,033,453
Series G, 5.60%, 10/15/14	673,000	728,560
Kinder Morgan Energy Partners LP, 5.13%, 11/15/14	1,550,000	1,669,403

		5,431,416

17

Statement of Investments (Continued)

December 31, 2012

NVIT Enhanced Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services 1.6%
Baxter International, Inc., 1.80%, 03/15/13	$3,000,000	$3,008,313
Medtronic, Inc., 4.50%, 03/15/14	2,050,000	2,145,411
UnitedHealth Group, Inc., 0.85%, 10/15/15	1,920,000	1,926,280
WellPoint, Inc., 1.25%, 09/10/15	1,020,000	1,028,066

		8,108,070

Household Products 0.1%
Kimberly-Clark Corp., 5.00%, 08/15/13	607,000	625,058

Industrial Conglomerates 0.1%
General Electric Co., 0.85%, 10/09/15	675,000	677,379

Insurance 1.5%
Berkshire Hathaway, Inc., Series 1, 2.13%, 02/11/13	2,180,000	2,183,902
Metropolitan Life Global Funding I, 5.13%, 04/10/13 (a)	3,000,000	3,037,569
Prudential Financial, Inc.
4.75%, 04/01/14	1,100,000	1,151,139
4.75%, 09/17/15	1,400,000	1,534,606

		7,907,216

Media 2.6%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.75%, 10/01/14	1,400,000	1,494,808
Historic TW, Inc., 9.13%, 01/15/13	1,110,000	1,113,039
NBCUniversal Media LLC, 2.10%, 04/01/14	4,510,000	4,592,542
Time Warner Cable, Inc.
6.20%, 07/01/13	2,400,000	2,465,878
8.25%, 02/14/14	2,530,000	2,740,620
Viacom, Inc., 4.38%, 09/15/14	1,000,000	1,059,515

		13,466,402

Metals & Mining 0.4%
BHP Billiton Finance USA Ltd., 5.50%, 04/01/14	890,000	945,348
Rio Tinto Finance USA Ltd., 8.95%, 05/01/14	770,000	851,406

		1,796,754

Multiline Retail 0.4%
Wal-Mart Stores, Inc., 4.25%, 04/15/13	2,250,000	2,275,135

Corporate Bonds (continued)

	Principal Amount	Market Value

Office Electronics 0.7%
Xerox Corp., 8.25%, 05/15/14	$3,530,000	$3,850,475

Oil, Gas & Consumable Fuels 0.7%
Apache Corp., 5.25%, 04/15/13	1,070,000	1,083,987
Occidental Petroleum Corp., 1.45%, 12/13/13	2,025,000	2,046,127
Phillips 66, 1.95%, 03/05/15 (a)	310,000	316,304

		3,446,418

Pharmaceuticals 1.7%
AbbVie, Inc., 1.07%, 11/06/15 (a)(b)	2,655,000	2,685,625
GlaxoSmithKline Capital, Inc., 4.85%, 05/15/13	4,560,000	4,636,540
Novartis Capital Corp., 1.90%, 04/24/13	1,600,000	1,608,310

		8,930,475

Real Estate Investment Trusts (REITs) 0.2%
Simon Property Group LP, 6.75%, 05/15/14	800,000	853,341

Specialty Retail 0.0%†
AutoZone, Inc., 5.75%, 01/15/15	210,000	229,799

Wireless Telecommunication Services 0.5%
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 02/01/14	2,275,000	2,388,168

Total Corporate Bonds (cost $182,760,629)		183,305,840

Municipal Bond 0.9%
Louisiana 0.9%
Louisiana Public Facilities Authority, Series 2008-ELL, 5.75%, 02/01/19	4,380,501	4,816,010

Total Municipal Bond (cost $4,832,698)		4,816,010

18

Statement of Investments (Continued)

December 31, 2012

NVIT Enhanced Income Fund (Continued)

U.S. Government Mortgage Backed Agencies 0.4%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool
Pool# E00678
6.50%, 06/01/14	$7,530	$7,837
Pool# B17493
4.00%, 12/01/14	570,725	581,840
Pool# E00991
6.00%, 07/01/16	16,902	18,142
Federal National Mortgage Association Pool
Pool# 253845
6.00%, 06/01/16	22,364	23,768
Pool# 254089
6.00%, 12/01/16	38,392	40,802
Pool# 545415
6.00%, 01/01/17	33,318	35,410
Pool# 254195
5.50%, 02/01/17	75,013	80,564
Pool# 625178
5.50%, 02/01/17	64,155	68,903
Pool# AE0705
4.00%, 01/01/26	1,278,303	1,369,209

Total U.S. Government Mortgage Backed Agencies (cost $2,182,912)		2,226,475

U.S. Government Sponsored & Agency Obligations 7.0%
Federal Home Loan Banks
3.38%, 02/27/13	1,150,000	1,155,716
1.88%, 06/21/13	3,800,000	3,831,118
0.50%, 12/13/13	4,500,000	4,509,360
Federal Home Loan Mortgage Corp.
3.75%, 06/28/13	4,500,000	4,581,013
4.13%, 09/27/13	7,500,000	7,718,670
Federal National Mortgage Association
1.75%, 05/07/13	5,000,000	5,027,405
1.25%, 08/20/13	4,500,000	4,529,601
1.00%, 09/23/13	4,500,000	4,526,064

Total U.S. Government Sponsored & Agency Obligations (cost $35,839,022)		35,878,947

U.S. Treasury Note 1.6%
U.S. Treasury Notes, 1.00%, 07/15/13	8,130,000	8,167,471

Total U.S. Treasury Note (cost $8,163,871)		8,167,471

Mutual Fund 4.5%

	Shares	Market Value

Money Market Fund 4.5%
Fidelity Institutional Money Market Fund—Institutional Class, 0.18% (c)	23,172,566	$23,172,566

Total Mutual Fund (cost $23,172,566)		23,172,566

Total Investments (cost $515,454,131) (d) — 99.8%		515,473,201

Other assets in excess of liabilities — 0.2%		1,047,017

NET ASSETS — 100.0%		$516,520,218

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2012 was $29,105,542 which represents 5.64% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2012. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of December 31, 2012.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AG	Stock Corporation

FDIC	Federal Deposit Insurance Corporation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

19

Statement of Assets and Liabilities

December 31, 2012

NVIT Enhanced Income Fund
Assets:
Investments, at value (cost $515,454,131)	$515,473,201
Interest and dividends receivable	2,689,396
Receivable for investments sold	1,522,827
Receivable for capital shares issued	621,842
Reclaims receivable	6,746
Prepaid expenses	1,063

Total Assets	520,315,075

Liabilities:
Payable for investments purchased	1,509,924
Payable for capital shares redeemed	576,854
Cash overdraft (Note 2)	1,506,018
Accrued expenses and other payables:
Investment advisory fees	152,748
Fund administration fees	16,503
Accounting and transfer agent fees	8,123
Custodian fees	3,011
Professional fees	15,154
Printing fees	4,908
Other	1,614

Total Liabilities	3,794,857

Net Assets	$516,520,218

Represented by:
Capital	$526,030,538
Accumulated undistributed net investment income	360,497
Accumulated net realized losses from investment transactions	(9,889,887)
Net unrealized appreciation/(depreciation) from investments	19,070

Net Assets	$516,520,218

Net Assets:
Class Y Shares	$516,520,218

Total	$516,520,218

Shares Outstanding (unlimited number of shares authorized):
Class Y Shares	52,708,931

Total	52,708,931

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class Y Shares	$9.80

The accompanying notes are an integral part of these financial statements.

20

Statement of Operations

For the Year Ended December 31, 2012

NVIT Enhanced Income Fund
INVESTMENT INCOME:
Interest income	$5,091,520
Dividend income	48,208

Total Income	5,139,728

EXPENSES:
Investment advisory fees	1,743,017
Fund administration fees	187,588
Professional fees	42,027
Printing fees	8,715
Trustee fees	19,833
Custodian fees	18,553
Accounting and transfer agent fees	29,649
Compliance program costs (Note 3)	1,938
Other	16,435

Total expenses before earnings credit	2,067,755

Earnings credit (Note 4)	(489)

Net Expenses	2,067,266

NET INVESTMENT INCOME	3,072,462

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(481,082)
Net change in unrealized appreciation/(depreciation) from investments	1,175,413

Net realized/unrealized gains from investments	694,331

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,766,793

The accompanying notes are an integral part of these financial statements.

21

Statements of Changes in Net Assets

	NVIT Enhanced Income Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$3,072,462	$3,407,682
Net realized losses from investment transactions	(481,082)	(402,030)
Net change in unrealized appreciation/(depreciation) from investments	1,175,413	(1,195,159)

Change in net assets resulting from operations	3,766,793	1,810,493

Distributions to Shareholders From:
Net investment income:
Class Y	(5,688,358)	(6,082,776)

Change in net assets from shareholder distributions	(5,688,358)	(6,082,776)

Change in net assets from capital transactions	45,675,808	66,156,114

Change in net assets	43,754,243	61,883,831

Net Assets:
Beginning of year	472,765,975	410,882,144

End of year	$516,520,218	$472,765,975

Accumulated undistributed net investment income at end of year	$360,497	$317,594

CAPITAL TRANSACTIONS:
Class Y Shares
Proceeds from shares issued	$92,840,914	$138,344,255
Dividends reinvested	5,688,358	6,082,776
Cost of shares redeemed	(52,853,464)	(78,270,917)

Total Class Y Shares	45,675,808	66,156,114

Change in net assets from capital transactions	$45,675,808	$66,156,114

SHARE TRANSACTIONS:
Class Y Shares
Issued	9,402,491	14,002,872
Reinvested	580,150	615,990
Redeemed	(5,352,087)	(7,921,367)

Total Class Y Shares	4,630,554	6,697,495

Total change in shares	4,630,554	6,697,495

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Enhanced Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover
Class Y Shares
Year Ended December 31, 2012(b)	$9.83	0.06	0.02	0.08	(0.11)	–	(0.11)	$9.80	0.81%	$516,520,218	0.41%	0.62%	0.41%	66.14%
Year Ended December 31, 2011(b)	$9.93	0.08	(0.04)	0.04	(0.14)	–	(0.14)	$9.83	0.40%	$472,765,975	0.42%	0.79%	0.42%	67.10%
Year Ended December 31, 2010(b)	$9.99	0.13	(0.02)	0.11	(0.17)	–	(0.17)	$9.93	1.09%	$410,882,144	0.42%	1.27%	0.42%	54.74%
Year Ended December 31, 2009(b)	$9.98	0.23	0.04	0.27	(0.26)	–	(0.26)	$9.99	2.70%	$356,799,658	0.44%	2.33%	0.44%	64.05%
Year Ended December 31, 2008	$10.04	0.38	(0.07)	0.31	(0.36)	(0.01)	(0.37)	$9.98	3.12%	$231,585,764	0.45%	3.81%	0.45%	75.76%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Enhanced Income Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of other series of the Trust that operate as funds-of-funds, such as the NVIT Investor Destination Funds.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

24

Notes to Financial Statements (Continued)

December 31, 2012

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$121,901,495	$—	$121,901,495
Collateralized Mortgage Obligations	—	94,512,345	—	94,512,345
Commercial Mortgage Backed Securities	—	41,492,052	—	41,492,052
Corporate Bonds	—	183,305,840	—	183,305,840
Municipal Bond	—	4,816,010	—	4,816,010
Mutual Fund	23,172,566	—	—	23,172,566
U.S. Government Mortgage Backed Agencies	—	2,226,475	—	2,226,475
U.S. Government Sponsored & Agency Obligations	—	35,878,947	—	35,878,947
U.S. Treasury Note	—	8,167,471	—	8,167,471
Total	$23,172,566	$492,300,635	$—	$515,473,201

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

25

Notes to Financial Statements (Continued)

December 31, 2012

(b)	Cash Overdraft

As of December 31, 2012, the Fund had an overdrawn balance of $1,506,018 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4 below.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion discounts. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to paydown gains and losses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax

26

Notes to Financial Statements (Continued)

December 31, 2012

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Morley Capital Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.35%
$500 million up to $1 billion	0.34%
$1 billion up to $3 billion	0.325%
$3 billion up to $5 billion	0.30%
$5 billion up to $10 billion	0.285%
$10 billion and more	0.275%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.45% for all share classes until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

27

Notes to Financial Statements (Continued)

December 31, 2012

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $187,588 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets.

For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $1,938.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $375,748,030 and sales of $315,106,970 (excluding short-term securities).

For the year ended December 31, 2012, the Fund had purchases of $13,255,675 and sales of $15,535,117 of U.S. Government securities.

28

Notes to Financial Statements (Continued)

December 31, 2012

6.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

8.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,688,358	$—	$5,688,358	$—	$5,688,358

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,082,776	$—	$6,082,776	$—	$6,082,776

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$360,497	$—	$360,497	$(9,889,887)	$19,070	$(9,510,320)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

29

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$515,454,131	$1,262,415	$(1,243,345)	$19,070

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$578,517	2016
1,310,206	2017
1,549,529	2018

The following table represents capital loss carryforwards that are subject to the Modernization Act, and will be utilized to offset capital gains, if any, prior to the utilization of those capital loss carryforwards noted above.

Loss Carryforward Character
Short Term	Long Term
$2,925,172	$3,526,463

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Enhanced Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Enhanced Income Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

31

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

32

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

33

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

34

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

35

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

36

NVIT Government Bond Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

18	Financial Highlights

19	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information

28	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-GB (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund’s value is not guaranteed by the U.S. government or any government agency.

The Fund is subject to interest rate risk.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk and mortgage-backed securities risk to varying degrees.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one

2

Important Disclosures (Continued)

issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or

3

Important Disclosures (Continued)

Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Asset Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is affiliated with Nationwide Asset Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

5

Summary of Market Environment (Continued)

December 31, 2012

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Government Bond Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Government Bond Fund (Class I) returned 3.06% versus 2.20% for its benchmark, the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of General U.S. Government Funds (consisting of 51 funds as of December 31, 2012) was 2.80% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

Federal Agency mortgage-backed securities (MBS) and federal Agency notes contributed the most to Fund performance relative to the Fund’s benchmark during the reporting period. As signs of moderate improvement in the economy emerged during the reporting period, spread-based assets (taxable nongovernmental securities) performed well relative to U.S. Treasury bonds. With the Federal Reserve holding short rates at near zero and announcing continued monetary accommodation for an extended period, rate volatility declined, which further helped the performance of MBS. Both MBS and federal Agency notes also benefited from continued favorable demand statistics as investors sought yield in the low-interest-rate market environment.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

Short-term holdings held by the Fund for liquidity purposes detracted from Fund performance relative to the Fund’s benchmark during the reporting period. Yield on short-term instruments remained at near zero due to the Fed’s monetary accommodation.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary R. Hunt, CFA

7

Fund Performance	NVIT Government Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class I	3.06%	5.08%	4.43%
Class II	2.76%	4.82%	4.17%
Class III	3.04%	5.08%	4.44%
Class IV2	3.06%	5.08%	4.44%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of Class IV shares (April 28, 2003), are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class IV shares would have produced because all classes of shares invest in the same portfolio of securities.

Expense Ratios

Expense Ratio*
Class I	0.69%
Class II	0.94%
Class III	0.69%
Class IV	0.69%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Government Bond Fund versus performance of the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The BofAML AAA U.S. Treasury/Agency Master Index is an unmanaged index that gives a broad look at how U.S. government bonds have performed.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Government Bond Fund		Beginning Account Value($) 07/01/12	Ending Account Value($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,010.20	3.49	0.69
	Hypothetical[b]	1,000.00	1,021.67	3.51	0.69
Class II Shares	Actual	1,000.00	1,008.10	4.74	0.94
	Hypothetical[b]	1,000.00	1,020.41	4.77	0.94
Class III Shares	Actual	1,000.00	1,010.10	3.49	0.69
	Hypothetical[b]	1,000.00	1,021.67	3.51	0.69
Class IV Shares	Actual	1,000.00	1,010.30	3.49	0.69
	Hypothetical[b]	1,000.00	1,021.67	3.51	0.69

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary December 31, 2012	NVIT Government Bond Fund

Asset Allocation †
U.S. Government Mortgage Backed Agencies	39.0%
U.S. Government Sponsored & Agency Obligations	24.7%
Mutual Fund	15.2%
U.S. Treasury Bonds	8.9%
U.S. Treasury Notes	8.9%
Collateralized Mortgage Obligations	8.4%
Sovereign Bond	7.5%
Liabilities in excess of other assets††	(12.6%)

100.0%

Top Holdings †††
Fidelity Institutional Money Market Fund — Institutional Class	13.5%
Federal Home Loan Mortgage Corp. Gold Pool TBA, 3.50%, 01/15/42	11.3%
Israel Government AID Bond, 5.50%, 12/04/23	6.7%
U.S. Treasury Bonds, 6.00%, 02/15/26	6.3%
Federal National Mortgage Association, 2.25%, 03/15/16	5.8%
U.S. Treasury Notes, 1.25%, 01/31/19	4.5%
Private Export Funding Corp., 5.45%, 09/15/17	4.0%
U.S. Treasury Notes, 2.00%, 11/15/21	3.4%
Federal Agricultural Mortgage Corp. Guaranteed Notes Trust 2007-1, 5.13%, 04/19/17	3.2%
Federal Home Loan Mortgage Corp., 1.00%, 07/28/17	2.8%
Other Holdings	38.5%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Government Bond Fund

Collateralized Mortgage Obligations 8.4%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS
Series 2468, Class TE, 5.50%, 07/15/17	$1,426,245	$1,524,094
Series 2517, Class BH, 5.50%, 10/15/17	2,705,856	2,901,911
Series 2509, Class LK, 5.50%, 10/15/17	4,418,206	4,735,500
Series 2985, Class JR, 4.50%, 06/15/25	18,388,587	19,991,778
Series 2922, Class GA, 5.50%, 05/15/34	4,518,108	4,922,823
Federal National Mortgage Association REMICS
Series 2003-64, Class HQ, 5.00%, 07/25/23	6,000,000	6,687,060
Series 1993-149, Class M, 7.00%, 08/25/23	1,478,631	1,707,825
Series 2005-109, Class AG, 5.50%, 04/25/24	5,140,204	5,215,672
Series 2005-40, Class YG, 5.00%, 05/25/25	17,346,790	19,222,915
Series 2003-66, Class AP, 3.50%, 11/25/32	511,092	526,156

Total Collateralized Mortgage Obligations (cost $61,845,269)		67,435,734

Sovereign Bond 7.5%
ISRAEL 7.5%
Israel Government AID Bond, 5.50%, 12/04/23	46,000,000	60,841,394

Total Sovereign Bond (cost $57,033,105)		60,841,394

U.S. Government Mortgage Backed Agencies 39.0%
Federal Home Loan Mortgage Corp. Gold Pool TBA 3.50%, 01/15/42	97,000,000	103,145,862
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 847558 2.85%, 06/01/35 (a)	6,400,213	6,854,416
Pool# 1G2082 5.44%, 07/01/37 (a)	3,661,351	3,949,807
Federal National Mortgage Association Pool
Pool# 555505 4.64%, 05/01/13	19,443,913	19,402,874
Pool# 383661 6.62%, 06/01/16	9,507,340	10,674,498

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 462260 5.60%, 09/01/18	$9,441,352	$9,965,927
Pool# 874142 5.56%, 12/01/21	11,271,959	13,322,616
Pool# AK2659 2.50%, 02/01/27	9,621,323	10,074,327
Pool# AK3900 2.50%, 03/01/27	11,547,465	12,083,941
Pool# AK8393 2.50%, 03/01/27	2,879,269	3,014,834
Pool# AK9461 2.50%, 03/01/27	15,055,247	15,754,689
Pool# 745684 2.75%, 04/01/34 (a)	12,072,709	12,799,317
Pool# 790760 2.63%, 09/01/34 (a)	3,680,056	3,917,623
Pool# 799144 2.17%, 04/01/35 (a)	1,499,280	1,580,443
Pool# 822705 2.88%, 04/01/35 (a)	1,721,794	1,831,274
Pool# 815217 2.61%, 05/01/35 (a)	1,987,393	2,117,029
Pool# 821377 2.61%, 05/01/35 (a)	2,888,201	3,070,236
Pool# 783609 2.94%, 05/01/35 (a)	3,094,941	3,302,799
Pool# 826181 2.70%, 07/01/35 (a)	8,353,850	8,961,402
Pool# 873932 6.31%, 08/01/36	7,810,635	9,500,839
Pool# 745866 2.26%, 09/01/36 (a)	12,945,567	13,862,021
Pool# AP4507 3.00%, 09/01/42	12,063,640	12,653,257
Government National Mortgage Association I Pool
Pool# 711052 3.50%, 12/15/24	228,206	244,404
Pool# 748484 3.50%, 08/15/25	1,018,810	1,091,124
Pool# 682492 3.50%, 10/15/25	2,158,257	2,311,448
Pool# 719433 3.50%, 10/15/25	1,367,157	1,464,196
Pool# 682497 3.50%, 11/15/25	2,703,347	2,895,228
Pool# 705178 3.50%, 11/15/25	1,239,873	1,327,878
Pool# 707690 3.50%, 11/15/25	746,688	799,687
Pool# 733504 3.50%, 11/15/25	3,111,030	3,331,847

12

Statement of Investments (Continued)

December 31, 2012

NVIT Government Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 740930 3.50%, 11/15/25	$938,666	$1,005,292
Pool# 742371 3.50%, 11/15/25	911,071	975,738
Pool# 749618 3.50%, 11/15/25	3,450,845	3,695,783
Pool# 750403 3.50%, 11/15/25	734,509	786,644
Pool# 682502 3.50%, 12/15/25	2,628,118	2,814,659
Pool# 755650 3.50%, 12/15/25	10,041,508	10,754,245

Total U.S. Government Mortgage Backed Agencies (cost $303,700,184)		315,338,204

U.S. Government Sponsored & Agency Obligations 24.7%
Federal Agricultural Mortgage Corp. Guaranteed Notes Trust 2007-1 5.13%, 04/19/17(b)	25,000,000	29,370,100
Federal Home Loan Bank 1.63%, 06/14/19	15,000,000	15,368,070
Federal Home Loan Mortgage Corp.
0.63%, 03/06/15	20,000,000	20,093,320
1.00%, 07/28/17	25,000,000	25,251,175
Federal National Mortgage Association 2.25%, 03/15/16	50,000,000	52,817,950
Lightship Tankers III LLC 6.50%, 06/14/24	5,511,000	6,623,765
Private Export Funding Corp.
5.45%, 09/15/17	30,000,000	36,270,960
2.25%, 12/15/17	13,000,000	13,872,716
U.S. Department of Housing and Urban Development 7.08%, 08/01/16	10,000	10,028

Total U.S. Government Sponsored & Agency Obligations (cost $190,423,471)		199,678,084

U.S. Treasury Bonds 8.9%
U.S. Treasury Bonds
6.00%, 02/15/26	40,000,000	57,881,240
3.00%, 05/15/42	14,000,000	14,262,500

Total U.S. Treasury Bonds (cost $71,376,303)		72,143,740

U.S. Treasury Notes 8.9%

	Principal Amount	Market Value

U.S. Treasury Notes
1.25%, 01/31/19	$40,000,000	$40,725,000
2.00%, 11/15/21	30,000,000	31,136,730

Total U.S. Treasury Notes (cost $70,860,652)		71,861,730

Mutual Fund 15.2%

	Shares	Market Value

Money Market Fund 15.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (c)	122,469,262	122,469,262

Total Mutual Fund (cost $122,469,262)		122,469,262

Total Investments (cost $877,708,246) (d) — 112.6%		909,768,148

Liabilities in excess of other assets — (12.6)%		(102,126,196)

NET ASSETS — 100.0%		$807,641,952

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2012. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2012 was $29,370,100 which represents 3.64% of net assets.

(c)	Represents 7-day effective yield as of December 31, 2012.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AID	Agency for International Development

LLC	Limited Liability Company

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2012

NVIT Government Bond Fund
Assets:
Investments, at value (cost $877,708,246)	$909,768,148
Interest and dividends receivable	3,659,362
Receivable for investments sold	389,460
Receivable for capital shares issued	302,298
Prepaid expenses	1,901

Total Assets	914,121,169

Liabilities:
Payable for investments purchased	103,215,410
Payable for capital shares redeemed	2,732,909
Accrued expenses and other payables:
Investment advisory fees	333,340
Fund administration fees	24,978
Distribution fees	971
Administrative servicing fees	127,256
Accounting and transfer agent fees	1,182
Custodian fees	4,685
Professional fees	16,435
Printing fees	18,349
Other	3,702

Total Liabilities	106,479,217

Net Assets	$807,641,952

Represented by:
Capital	$766,403,194
Accumulated undistributed net investment income	1,347,192
Accumulated net realized gains from investment transactions	7,831,664
Net unrealized appreciation/(depreciation) from investments	32,059,902

Net Assets	$807,641,952

Net Assets:
Class I Shares	$762,193,954
Class II Shares	4,541,520
Class III Shares	19,067,090
Class IV Shares	21,839,388

Total	$807,641,952

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	65,543,100
Class II Shares	391,712
Class III Shares	1,639,236
Class IV Shares	1,878,503

Total	69,452,551

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.63
Class II Shares	$11.59
Class III Shares	$11.63
Class IV Shares	$11.63

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2012

NVIT Government Bond Fund
INVESTMENT INCOME:
Interest income	$22,381,306
Dividend income	90,775

Total Income	22,472,081

EXPENSES:
Investment advisory fees	4,181,975
Fund administration fees	291,959
Distribution fees Class II Shares	13,182
Administrative servicing fees Class I Shares	1,224,978
Administrative servicing fees Class II Shares	7,910
Administrative servicing fees Class III Shares	33,727
Administrative servicing fees Class IV Shares	34,278
Professional fees	51,941
Printing fees	36,965
Trustee fees	32,306
Custodian fees	33,819
Accounting and transfer agent fees	3,254
Compliance program costs (Note 3)	3,458
Other	28,424

Total expenses before earnings credit	5,978,176

Earnings credit (Note 5)	(22)

Net expenses	5,978,154

NET INVESTMENT INCOME	16,493,927

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	9,471,588
Net change in unrealized appreciation/(depreciation) from investments	(167,689)

Net realized/unrealized gains from investments	9,303,899

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$25,797,826

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Government Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$16,493,927	$24,611,173
Net realized gains from investment transactions	9,471,588	32,320,967
Net change in unrealized appreciation/(depreciation) from investments	(167,689)	8,725,454

Change in net assets resulting from operations	25,797,826	65,657,594

Distributions to Shareholders From:
Net investment income:
Class I	(17,354,761)	(25,269,026)
Class II	(91,010)	(171,235)
Class III	(437,754)	(770,363)
Class IV	(493,344)	(739,597)
Net realized gains:
Class I	(25,690,332)	(2,589,739)
Class II	(162,690)	(18,621)
Class III	(697,717)	(78,823)
Class IV	(727,597)	(72,820)

Change in net assets from shareholder distributions	(45,655,205)	(29,710,224)

Change in net assets from capital transactions	(51,466,380)	(135,314,080)

Change in net assets	(71,323,759)	(99,366,710)

Net Assets:
Beginning of year	878,965,711	978,332,421

End of year	$807,641,952	$878,965,711

Accumulated undistributed net investment income at end of year	$1,347,192	$1,591,024

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$144,197,188	$97,185,556
Dividends reinvested	43,045,093	27,858,765
Cost of shares redeemed	(229,296,399)	(250,213,755)

Total Class I Shares	(42,054,118)	(125,169,434)

Class II Shares
Proceeds from shares issued	167,027	72,714
Dividends reinvested	253,700	189,856
Cost of shares redeemed	(1,630,469)	(2,608,823)

Total Class II Shares	(1,209,742)	(2,346,253)

Class III Shares
Proceeds from shares issued	6,069,682	11,613,417
Dividends reinvested	1,135,471	849,186
Cost of shares redeemed	(13,940,458)	(14,709,439)

Total Class III Shares	(6,735,305)	(2,246,836)

Class IV Shares
Proceeds from shares issued	2,188,590	1,817,933
Dividends reinvested	1,220,941	812,417
Cost of shares redeemed	(4,876,746)	(8,181,907)

Total Class IV Shares	(1,467,215)	(5,551,557)

Change in net assets from capital transactions	$(51,466,380)	$(135,314,080)

16

Statements of Changes in Net Assets (Continued)

	NVIT Government Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class I Shares
Issued	11,982,785	8,249,777
Reinvested	3,661,687	2,357,225
Redeemed	(19,065,723)	(21,249,779)

Total Class I Shares	(3,421,251)	(10,642,777)

Class II Shares
Issued	13,783	6,165
Reinvested	21,669	16,124
Redeemed	(136,494)	(224,105)

Total Class II Shares	(101,042)	(201,816)

Class III Shares
Issued	502,650	979,610
Reinvested	96,559	71,819
Redeemed	(1,164,673)	(1,255,468)

Total Class III Shares	(565,464)	(204,039)

Class IV Shares
Issued	181,745	154,957
Reinvested	103,918	68,793
Redeemed	(405,721)	(697,660)

Total Class IV Shares	(120,058)	(473,910)

Total change in shares	(4,207,815)	(11,522,542)

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Government Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2012(c)	$11.93	0.23	0.14	0.37	(0.27)	(0.40)	(0.67)	–	$11.63	3.06%	$762,193,954	0.69%	1.90%	0.69%	84.84%
Year Ended December 31, 2011(c)	$11.49	0.31	0.52	0.83	(0.35)	(0.04)	(0.39)	–	$11.93	7.25%	$822,948,756	0.68%	2.66%	0.68%	87.44%
Year Ended December 31, 2010(c)	$11.74	0.36	0.19	0.55	(0.35)	(0.45)	(0.80)	–	$11.49	4.78%	$914,319,283	0.69%	3.01%	0.69%	98.86%
Year Ended December 31, 2009(c)	$12.01	0.41	(0.09)	0.32	(0.41)	(0.18)	(0.59)	–	$11.74	2.69%	$1,125,363,950	0.71%	3.39%	0.71%	65.87%
Year Ended December 31, 2008	$11.63	0.50	0.38	0.88	(0.50)	–	(0.50)	–	$12.01	7.72%	$1,364,508,386	0.70%	4.24%	0.70%	55.58%

Class II Shares
Year Ended December 31, 2012(c)	$11.89	0.20	0.13	0.33	(0.23)	(0.40)	(0.63)	–	$11.59	2.76%	$4,541,520	0.94%	1.67%	0.94%	84.84%
Year Ended December 31, 2011(c)	$11.45	0.28	0.52	0.80	(0.32)	(0.04)	(0.36)	–	$11.89	7.00%	$5,860,810	0.93%	2.42%	0.93%	87.44%
Year Ended December 31, 2010(c)	$11.70	0.33	0.19	0.52	(0.32)	(0.45)	(0.77)	–	$11.45	4.52%	$7,951,647	0.94%	2.77%	0.94%	98.86%
Year Ended December 31, 2009(c)	$11.97	0.37	(0.08)	0.29	(0.38)	(0.18)	(0.56)	–	$11.70	2.43%	$10,532,918	0.96%	3.14%	0.96%	65.87%
Year Ended December 31, 2008	$11.59	0.47	0.38	0.85	(0.47)	–	(0.47)	–	$11.97	7.48%	$13,057,446	0.94%	4.00%	0.94%	55.58%

Class III Shares
Year Ended December 31, 2012(c)	$11.93	0.23	0.14	0.37	(0.27)	(0.40)	(0.67)	–	$11.63	3.04%	$19,067,090	0.69%	1.92%	0.69%	84.84%
Year Ended December 31, 2011(c)	$11.49	0.31	0.52	0.83	(0.35)	(0.04)	(0.39)	–	$11.93	7.26%	$26,312,140	0.68%	2.64%	0.68%	87.44%
Year Ended December 31, 2010(c)	$11.74	0.36	0.20	0.56	(0.36)	(0.45)	(0.81)	–	$11.49	4.79%	$27,670,204	0.68%	2.98%	0.68%	98.86%
Year Ended December 31, 2009(c)	$12.01	0.41	(0.09)	0.32	(0.41)	(0.18)	(0.59)	–	$11.74	2.69%	$22,621,617	0.71%	3.41%	0.71%	65.87%
Year Ended December 31, 2008	$11.63	0.50	0.38	0.88	(0.50)	–	(0.50)	–	$12.01	7.73%	$20,106,128	0.69%	4.25%	0.69%	55.58%

Class IV Shares
Year Ended December 31, 2012(c)	$11.93	0.23	0.14	0.37	(0.27)	(0.40)	(0.67)	–	$11.63	3.06%	$21,839,388	0.69%	1.90%	0.69%	84.84%
Year Ended December 31, 2011(c)	$11.48	0.31	0.53	0.84	(0.35)	(0.04)	(0.39)	–	$11.93	7.35%	$23,844,005	0.68%	2.66%	0.68%	87.44%
Year Ended December 31, 2010(c)	$11.73	0.36	0.19	0.55	(0.35)	(0.45)	(0.80)	–	$11.48	4.78%	$28,391,287	0.69%	3.00%	0.69%	98.86%
Year Ended December 31, 2009(c)	$12.00	0.41	(0.09)	0.32	(0.41)	(0.18)	(0.59)	–	$11.73	2.69%	$31,357,559	0.71%	3.40%	0.71%	65.87%
Year Ended December 31, 2008	$11.63	0.50	0.37	0.87	(0.50)	–	(0.50)	–	$12.00	7.62%	$33,626,583	0.71%	4.23%	0.71%	55.58%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Government Bond Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered of open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

19

Notes to Financial Statements (Continued)

December 31, 2012

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Mortgage Obligations	$—	$67,435,734	$—	$67,435,734
Mutual Fund	122,469,262	—	—	122,469,262
Sovereign Bond	—	60,841,394	—	60,841,394
U.S. Government Mortgage Backed Agencies	—	315,338,204	—	315,338,204
U.S. Government Sponsored & Agency Obligations	—	199,678,084	—	199,678,084
U.S. Treasury Bonds	—	72,143,740	—	72,143,740
U.S. Treasury Notes	—	71,861,730	—	71,861,730
Total	$122,469,262	$787,298,886	$—	$909,768,148

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where

20

Notes to Financial Statements (Continued)

December 31, 2012

applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to paydown gains and losses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

21

Notes to Financial Statements (Continued)

December 31, 2012

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.50%
$250 million up to $1 billion	0.475%
$1 billion up to $2 billion	0.45%
$2 billion up to $5 billion	0.425%
$5 billion and more	0.40%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $1,363,389 for the year ended December 31, 2012.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $291,959 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $3,458.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

22

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2012, NFS received $1,300,893 in administrative services fees from the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $27,013 and $30,967, respectively.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $714,351,628 and sales of $761,902,338 (excluding short-term securities).

For the year ended December 31, 2012, the Fund had purchases of $153,363,125 and sales of $91,358,072 of U.S. Government securities.

23

Notes to Financial Statements (Continued)

December 31, 2012

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$37,646,051	$8,009,154	$45,655,205	$—	$45,655,205

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$29,710,224	$—	$29,710,224	$—	$29,710,224

Amounts designated as “—” are zero or have been rounded to zero.

24

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$7,245,064	$1,933,792	$9,178,856	$—	$32,059,902	$41,238,758

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$877,708,246	$32,918,480	$(858,578)	$32,059,902

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Government Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Government Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers, and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

26

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

The Fund designates $8,009,154, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

27

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

29

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

31

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32

NVIT Income Bond Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information

26	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms

N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-IB (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

The Fund is used in connection with certain guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, and is designed, as part of a specialized asset transfer program, to reduce a contract owner’s exposure to equity investments when such exposure exceeds the amount permitted under his or her variable annuity contract.

The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Fund is a fund of funds that invests in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying fund allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) investment-grade and high-yield bonds, (ii) short-term instruments, (iii) mortgage-backed and asset-backed securities, (iv) commercial paper and (v) international securities.

Some of the Fund’s underlying funds seek to match the performance of an index. These underlying funds generally do not attempt to hedge against market declines, and therefore may fall in value more than other mutual funds in the event of a general market decline.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2

Important Disclosures (Continued)

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index comprising investment-grade bonds with a maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change

3

Important Disclosures (Continued)

at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

December 31, 2012

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Income Bond Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Income Bond Fund (Class II) returned 4.33% versus 3.03% for its composite benchmark, a blend of 60% Barclays U.S. Aggregate Bond Index and 40% Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Intermediate Investment Grade Debt Funds (consisting of 99 funds as of December 31, 2012) was 6.69% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The most positive returns for the Fund relative to the Fund’s benchmark during the reporting period came from the Fund’s underlying investments in the NVIT Core Bond Fund (with a target allocation of 27%), which gained 7.91%.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

All of the Fund’s underlying investments contributed positive returns during the reporting period; however, the Vanguard Short-Term Bond ETF (with a target allocation of 12%) gained 2.02%, contributing the least to overall Fund performance.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

7

Fund Performance	NVIT Income Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class II	4.33%	4.83%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Fund commenced operations on March 28, 2011.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class II	7.61%	0.65%
*	Current effective prospectus dated April 30, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Income Bond Fund since inception through 12/31/12 versus performance of the Composite Index(a), Barclays U.S. Aggregate Bond Index(b), the Barclays U.S. 1-3 Year Government/Credit Bond Index(c) and the Consumer Price Index (CPI)(d) from 4/1/11 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index comprises 60% Barclays U.S. Aggregate Bond Index and 40% Barclays U.S. 1-3 Year Government/Credit Bond.

(b)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)	The Barclays U.S. 1-3 Year Government/Credit Bond Index is an unmanaged index comprising publicly issued medium and larger issues of U.S. government, investment-grade corporate, and international dollar-denominated bonds with a maturity of between one and three years.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a market of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Income Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Income Bond Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class II Shares	Actual	1,000.00	1,020.40	2.29	0.45
	Hypothetical[c]	1,000.00	1,022.87	2.29	0.45

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Income Bond Fund
December 31, 2012

Asset Allocation †
Fixed Income Funds	100.9%
Liabilities in excess of other assets	(0.9%)

100.0%

Top Holdings ††
NVIT Short-Term Bond Fund, Class Y	30.8%
NVIT Bond Index Fund, Class Y	29.6%
NVIT Core Bond Fund, Class Y	28.2%
Vanguard Short-Term Bond Index Fund, ETF Shares	11.4%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Income Bond Fund

Mutual Funds 89.4%

	Shares	Market Value

Fixed Income Funds 89.4%
NVIT Bond Index Fund, Class Y (a)	29,776	$324,264
NVIT Core Bond Fund, Class Y (a)	27,392	309,804
NVIT Short-Term Bond Fund, Class Y (a)	31,964	337,535

Total Fixed Income Funds (cost $933,639)		971,603

Total Mutual Funds (cost $933,639)		971,603

Exchange Traded Fund 11.5%
Fixed Income Fund 11.5%
Vanguard Short-Term Bond Index Fund, ETF Shares	1,545	125,130

Total Exchange Traded Fund (cost $124,201)		125,130

Total Investments (cost $1,057,840) (b) — 100.9%		1,096,733

Liabilities in excess of other assets — (0.9)%		(9,383)

NET ASSETS — 100.0%		$1,087,350

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2012

NVIT Income Bond Fund
Assets:
Investments in affiliates, at value (cost $933,639)	$971,603
Investments in non-affiliates, at value (cost $124,201)	125,130

Total Investments	1,096,733

Cash	1,063
Receivable for investment advisory fees	2,786
Prepaid expenses	8

Total Assets	1,100,590

Liabilities:
Payable for investments purchased	162
Accrued expenses and other payables:
Fund administration fees	3,448
Distribution fees	230
Accounting and transfer agent fees	4
Custodian fees	4
Professional fees	6,022
Printing fees	3,251
Other	119

Total Liabilities	13,240

Net Assets	$1,087,350

Represented by:
Capital	$1,047,099
Accumulated undistributed net investment income	7
Accumulated net realized gains from affiliated investments	1,351
Net unrealized appreciation/(depreciation) from investments in affiliates	37,964
Net unrealized appreciation/(depreciation) from investments in non-affiliates	929

Net Assets	$1,087,350

Net Assets:
Class II Shares	$1,087,350

Total	$1,087,350

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	104,623

Total	104,623

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.39

The accomplanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2012

NVIT Income Bond Fund
INVESTMENT INCOME:
Dividend income from affiliates	$24,436
Dividend income from non-affiliates	1,890

Total Income	26,326

EXPENSES:
Investment advisory fees	5,232
Fund administration fees	40,287
Distribution fees Class II Shares	2,669
Professional fees	13,519
Printing fees	9,739
Trustee fees	27
Custodian fees	38
Accounting and transfer agent fees	15
Compliance program costs (Note 3)	4
Other	3,163

Total expenses before earnings credit and expenses reimbursed	74,693

Earnings credit (Note 5)	(22)
Expenses reimbursed by adviser (Note 3)	(69,866)

Net Expenses	4,805

NET INVESTMENT INCOME	21,521

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	4,555
Net realized gains from investment transactions with affiliates	3,507
Net realized gains from investment transactions with non-affiliates	485

Net realized gains from affiliated and non-affiliated investments	8,547

Net change in unrealized appreciation/(depreciation) from investments in affiliates	15,739
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	113

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	15,852

Net realized/unrealized gains from affiliated and non-affiliated investments	24,399

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$45,920

The accomplanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Income Bond Fund
	Year Ended December 31, 2012	Period ended December 31, 2011(a)
Operations:
Net investment income	$21,521	$17,230
Net realized gains from affiliated and non-affiliated investments	8,547	1,159
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	15,852	23,041

Change in net assets resulting from operations	45,920	41,430

Distributions to Shareholders From:
Net investment income:
Class II	(23,262)	(17,895)
Net realized gains:
Class II	(6,545)	–

Change in net assets from shareholder distributions	(29,807)	(17,895)

Change in net assets from capital transactions	29,807	1,017,895

Change in net assets	45,920	1,041,430

Net Assets:
Beginning of period	1,041,430	–

End of period	$1,087,350	$1,041,430

Accumulated undistributed net investment income at end of year	$7	$32

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$–	$1,000,000
Dividends reinvested	29,807	17,895
Dividends reinvested	–	–

Total Class II Shares	29,807	1,017,895

Change in net assets from capital transactions	$29,807	$1,017,895

SHARE TRANSACTIONS:
Class II Shares
Issued	–	100,000
Reinvested	2,872	1,751
Redeemed	–	–

Total Class II Shares	2,872	101,751

Total change in shares	2,872	101,751

(a)	For the period from March 28, 2011 (commencement of operations) through December 31, 2011.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Income Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2012(d)	$10.24	0.21	0.23	0.44	(0.23)	(0.06)	(0.29)	$10.39	4.33%	$1,087,350	0.45%	2.02%	6.99%	8.44%
Period Ended December 31, 2011(d)(e)	$10.00	0.17	0.25	0.42	(0.18)	–	(0.18)	$10.24	4.19%	$1,041,430	0.45%	2.20%	3.81%	3.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from March 28, 2011 (commencement of operations) through December 31, 2011.

The Accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT Income Bond Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund-of-funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

17

Notes to Financial Statements (Continued)

December 31, 2012

The following are the valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at NAV as reported by such company. Exchange-traded funds that are traded on a national securities exchange are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

For the year ended December 31, 2012, there were no significant transfers between Level 1, Level 2 or Level 3.

18

Notes to Financial Statements (Continued)

December 31, 2012

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to capital distributions from Underlying Funds and distribution redesignation. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

19

Notes to Financial Statements (Continued)

December 31, 2012

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.49%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.20% for all share classes until at least April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, the cumulative potential reimbursements for the Fund, listed by the period or year in which NFA waived fees or reimbursed expenses to the Fund, are:

Period Ended December 31, 2011(a)	Fiscal Year 2012 Amount	Total
$26,358	$69,866	$96,224

(a) For the period from March 28, 2011 (commencement of operations) through December 31, 2011.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

20

Notes to Financial Statements (Continued)

December 31, 2012

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $40,287 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $4.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (vi) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

For the year ended December 31, 2012, NFS received no administrative services fees from the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2012 were as follows:

Affiliated Issuer	Market Value at December 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at December 31, 2012
NVIT Bond Index Fund, Class Y	$314,557	$33,474	$27,433	$8,878	$4,150	$324,264
NVIT Core Bond Fund, Class Y	289,768	32,141	25,046	9,736	3,408	309,804
NVIT Short Term Bond Fund, Class Y	327,652	30,077	27,386	5,822	504	337,535

21

Notes to Financial Statements (Continued)

December 31, 2012

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $106,731 and sales of $90,544 (excluding short-term securities).

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual

22

Notes to Financial Statements (Continued)

December 31, 2012

reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$24,600	$5,207	$29,807	$—	$29,807

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$17,895	$—	$17,895	$—	$17,895

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$7	$1,352	$1,359	$—	$38,892	$40,251

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,057,841	$39,774	$(882)	$38,892

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Income Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Income Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

24

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

The Fund designates $5,207, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

25

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

26

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

27

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

28

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

29

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30

NVIT International Equity Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

15	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

19	Financial Highlights

20	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Supplemental Information

32	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-IE (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in foreign securities.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

The Fund is subject to risks associated with investing in smaller companies and mid-sized companies.

Growth funds may underperform other funds that use different investing styles.

Equity investments are subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2

Important Disclosures (Continued)

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE 100 Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the 100 largest companies traded on the London Stock Exchange and serves as a basis for investment products such as derivatives and exchange-traded funds.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI All Country World excluding U.S. IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change

3

Important Disclosures (Continued)

at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Invesco Advisers, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Invesco Advisers, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT International Equity Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT International Equity Fund (Class I) returned 15.61% versus 16.83% for its benchmark, the MSCI All Country World excluding U.S. IndexSM. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of International Growth Funds (consisting of 133 funds as of December 31, 2012) was 19.45% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The three sectors that contributed the most to Fund performance relative to the Fund’s benchmark during the reporting period were consumer discretionary, materials and utilities.

In terms of individual Fund holdings, the most significant contributor to relative Fund performance during the reporting period was German information technology company SAP AG. The company performed well as it reported good results, more optimistic guidance, and evidence of market share gains in key growth areas such as mobility and the cloud.

Belgium-based global brewing company Anheuser-Busch InBev SA/NV also performed well during the reporting period and agreed to buy the remaining 50% stake of Mexican brewer Grupo Modelo, S.A.B. de C.V. This transaction consolidated the company’s position in the Americas, providing greater opportunities to execute the company’s cost management program, and adds Corona to the company’s portfolio of global brands. Australian specialty biopharmaceutical company CSL Ltd. was another contributor to Fund performance during the reporting period. Valuations of the stock came down during the third quarter of 2012 due to margin concerns. The company’s stock valuations rebounded in the fourth quarter, however, following good earnings results which showed the Company’s improvement in asset quality.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The three sectors that detracted the most from Fund performance relative to the Fund’s benchmark during the reporting period were financials, energy and consumer staples.

The Fund’s holdings in Japanese consumer electronics retailer Yamada Denki Co., Ltd. detracted from Fund performance relative to its benchmark during the reporting period. The company’s long-term fundamentals deteriorated due to its expanded focus on non-core home business, weakening financial results and the risk of continued margin concerns due to increased competitive pressure. The Fund’s holdings in British natural gas company BG Group plc also detracted from relative Fund performance. Investor confidence was shaken when the Financial Times and the London Stock Exchange (FTSE) 100 Index’s oil and gas group cut its production forecast for BG for 2012 and 2013. Analysts’ reduction in guidance was based on BG’s announcement of a lower-than-expected production outlook, caused in part by delays on BG’s projects in the North Sea, the United States, Egypt and Brazil.

Japanese imaging company Canon Inc. was another Fund holding that performed poorly during the reporting period. Because the vast majority of Canon’s sales are generated overseas, the strong yen and sluggish demand in Europe and the United States have made conditions difficult for Canon. The geopolitical tensions between Japan and China further exacerbated the situation. In an effort to compensate, Canon’s management accelerated its cost-cutting efforts while expanding sales into faster-growing emerging markets. Canon management expects operating profits to grow only modestly in 2013, down from previous projections. Although there are short-term issues such as currency movements and weak cyclical demand, the company continues to hold strong market positions in the office equipment and camera markets.

Subadviser:

Invesco Advisers, Inc.

Portfolio Managers:

Shuxin Cao, CFA; Matthew Dennis, CFA; Jason Holzer, CFA; Mark Jason; and Clas Olsson

7

Fund Performance	NVIT International Equity Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class I	15.61%	-3.73%	10.92%
Class III	15.58%	-3.74%	10.90%
Class VI2	15.23%	-3.94%	10.80%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]

These returns, until the creation of Class VI shares (May 1, 2008), are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class VI shares would have produced because all classes of shares invest in the same portfolio of securities. The annual returns of Class VI shares have been restated to reflect the additional fees applicable to the class and therefore are lower than Class I shares. For Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class VI shares would have been lower.

Expense Ratios

Expense Ratio*
Class I	1.19%
Class III	1.19%
Class VI	1.44%

*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT International Equity Fund versus performance of the MSCI All Country World ex U.S. Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI All Country World ex U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT International Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT International Equity Fund			Beginning Account Value($) 07/01/12	Ending Account Value($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual		1,000.00	1,105.00	6.35	1.20
	Hypothetical	[b]	1,000.00	1,019.10	6.09	1.20
Class III Shares	Actual		1,000.00	1,104.70	6.35	1.20
	Hypothetical	[b]	1,000.00	1,019.10	6.09	1.20
Class VI Shares	Actual		1,000.00	1,102.50	7.66	1.45
	Hypothetical	[b]	1,000.00	1,017.85	7.35	1.45

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT International Equity Fund

December 31, 2012

Asset Allocation †
Common Stocks	89.7%
Mutual Fund	7.9%
Preferred Stock	1.8%
Other assets in excess of liabilities	0.6%

100.0%

Top Industries ††
Media	10.0%
Oil, Gas & Consumable Fuels	7.6%
Pharmaceuticals	6.1%
Commercial Banks	6.0%
Chemicals	3.7%
Tobacco	3.7%
Hotels, Restaurants & Leisure	3.5%
Beverages	3.2%
Automobiles	3.0%
Internet Software & Services	2.8%
Other Industries	50.4%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund—Institutional Class	8.0%
SAP AG	2.5%
Reed Elsevier PLC	2.5%
Compass Group PLC	2.4%
Anheuser-Busch InBev NV	2.3%
Suncor Energy, Inc.	2.0%
Imperial Tobacco Group PLC	2.0%
Brambles Ltd.	1.8%
Volkswagen AG	1.8%
Roche Holding AG	1.7%
Other Holdings	73.0%

100.0%

Top Countries ††
United Kingdom	16.0%
Switzerland	8.9%
Canada	8.4%
United States	8.0%
Germany	7.7%
Japan	5.3%
Australia	5.1%
France	4.6%
Sweden	4.4%
China	3.7%
Other Countries	27.9%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT International Equity Fund

Common Stocks 89.7%

	Shares	Market Value

AUSTRALIA 5.1%
Biotechnology 1.1%
CSL Ltd.	18,542	$1,046,832

Commercial Services & Supplies 1.8%
Brambles Ltd.	220,093	1,745,181

Energy Equipment & Services 1.1%
WorleyParsons Ltd.	44,372	1,093,014

Metals & Mining 1.1%
BHP Billiton Ltd.	26,271	1,025,631

		4,910,658

BELGIUM 2.3%
Beverages 2.3%
Anheuser-Busch InBev NV	25,072	2,183,384

BRAZIL 1.7%
Commercial Banks 1.7%
Banco Bradesco SA—Preference Shares, ADR	96,046	1,668,319

CANADA 8.4%
Chemicals 2.1%
Agrium, Inc.	9,142	911,167
Potash Corp. of Saskatchewan, Inc.	27,234	1,108,306

		2,019,473

Information Technology Services 0.8%
CGI Group, Inc., Class A*	34,459	794,701

Insurance 1.0%
Fairfax Financial Holdings Ltd.	2,658	958,104

Oil, Gas & Consumable Fuels 3.6%
Canadian Natural Resources Ltd.	23,063	664,044
Cenovus Energy, Inc.	26,660	892,240
Suncor Energy, Inc.	58,157	1,912,452

		3,468,736

Road & Rail 0.9%
Canadian National Railway Co.	8,952	812,943

		8,053,957

CHINA 3.7%
Commercial Banks 1.2%
Industrial & Commercial Bank of China Ltd., H Shares	1,603,260	1,157,196

Internet Software & Services 1.7%
Baidu, Inc., ADR*	16,015	1,606,144

Oil, Gas & Consumable Fuels 0.8%
CNOOC Ltd.	353,000	777,664

		3,541,004

Common Stocks (continued)

	Shares	Market Value

DENMARK 1.0%
Pharmaceuticals 1.0%
Novo Nordisk A/S, Class B	5,772	$939,893

FRANCE 4.5%
Electrical Equipment 1.2%
Schneider Electric SA	15,640	1,145,485

Information Technology Services 0.7%
Cap Gemini SA	15,019	656,743

Media 1.9%
Eutelsat Communications SA	18,933	629,715
Publicis Groupe SA	20,683	1,244,354

		1,874,069

Personal Products 0.7%
L’Oreal SA	4,840	673,450

		4,349,747

GERMANY 5.9%
Diversified Financial Services 0.8%
Deutsche Boerse AG	12,650	775,723

Health Care Providers & Services 1.0%
Fresenius Medical Care AG & Co. KGaA	13,899	959,198

Software 2.5%
SAP AG	29,674	2,386,164

Textiles, Apparel & Luxury Goods 1.6%
Adidas AG	17,456	1,557,934

		5,679,019

HONG KONG 3.5%
Hotels, Restaurants & Leisure 1.2%
Galaxy Entertainment Group Ltd.*	272,000	1,090,661

Industrial Conglomerates 1.1%
Hutchison Whampoa Ltd.	102,000	1,080,889

Wireless Telecommunication Services 1.2%
China Mobile Ltd.	100,500	1,182,654

		3,354,204

IRELAND 1.7%
Media 1.1%
WPP PLC	75,914	1,109,042

Pharmaceuticals 0.6%
Shire PLC	17,693	544,256

		1,653,298

ISRAEL 1.7%
Pharmaceuticals 1.7%
Teva Pharmaceutical Industries Ltd., ADR	44,776	1,671,936

12

Statement of Investments (Continued)

December 31, 2012

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN 5.3%
Auto Components 0.7%
Denso Corp.	19,500	$679,072

Automobiles 1.3%
Toyota Motor Corp.	25,400	1,186,082

Electronic Equipment, Instruments & Components 1.4%
Keyence Corp.	4,930	1,367,211

Machinery 1.5%
FANUC Corp.	5,000	930,248
Komatsu Ltd.	20,200	518,340

		1,448,588

Office Electronics 0.4%
Canon, Inc.	10,200	395,349

		5,076,302

MEXICO 3.7%
Beverages 0.9%
Fomento Economico Mexicano SAB de CV, ADR	8,152	820,907

Media 1.7%
Grupo Televisa SAB, ADR	59,957	1,593,657

Wireless Telecommunication Services 1.1%
America Movil SAB de CV Series L, ADR	47,381	1,096,396

		3,510,960

NETHERLANDS 2.4%
Food Products 1.2%
Unilever NV, CVA	31,399	1,201,439

Oil, Gas & Consumable Fuels 1.2%
Royal Dutch Shell PLC, Class B	31,954	1,140,001

		2,341,440

RUSSIA 0.5%
Oil, Gas & Consumable Fuels 0.5%
Gazprom OAO, ADR	51,564	498,389

SINGAPORE 3.3%
Commercial Banks 1.0%
United Overseas Bank Ltd.	56,627	928,912

Industrial Conglomerates 1.4%
Keppel Corp., Ltd.	144,048	1,315,384

Semiconductors & Semiconductor Equipment 0.9%
Avago Technologies Ltd.	28,340	897,244

		3,141,540

SOUTH KOREA 2.5%
Auto Components 1.4%
Hyundai Mobis*	4,929	1,337,282

Common Stocks (continued)

	Shares	Market Value

SOUTH KOREA (continued)
Internet Software & Services 1.1%
NHN Corp.*	4,900	$1,040,872

		2,378,154

SPAIN 1.1%
Information Technology Services 1.1%
Amadeus IT Holding SA, Class A	43,524	1,099,912

SWEDEN 4.4%
Commercial Banks 1.0%
Swedbank AB, Class A	49,481	972,073

Communications Equipment 0.7%
Telefonaktiebolaget LM Ericsson, Class B	70,256	709,673

Diversified Financial Services 1.8%
Investment AB Kinnevik, Class B	29,378	614,512
Investor AB, Class B	43,161	1,133,846

		1,748,358

Machinery 0.9%
Volvo AB, Class B	58,748	810,084

		4,240,188

SWITZERLAND 8.9%
Capital Markets 1.0%
Julius Baer Group Ltd.*	27,251	970,212

Chemicals 1.6%
Syngenta AG REG	3,820	1,543,228

Electrical Equipment 1.1%
ABB Ltd. REG*	51,111	1,059,916

Food Products 1.5%
Nestle SA REG	21,908	1,429,354

Media 0.9%
Informa PLC	114,462	843,819

Pharmaceuticals 2.8%
Novartis AG REG	16,206	1,023,786
Roche Holding AG	8,273	1,672,645

		2,696,431

		8,542,960

TAIWAN 1.1%
Semiconductors & Semiconductor Equipment 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	314,000	1,050,270

TURKEY 1.1%
Commercial Banks 1.1%
Akbank TAS	204,939	1,016,900

13

Statement of Investments (Continued)

December 31, 2012

NVIT International Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM 15.9%
Health Care Equipment & Supplies 1.1%
Smith & Nephew PLC	93,092	$1,029,029

Hotels, Restaurants & Leisure 2.4%
Compass Group PLC	191,246	2,270,236

Media 4.3%
British Sky Broadcasting Group PLC	80,884	1,020,142
Pearson PLC	36,111	703,859
Reed Elsevier PLC	225,205	2,377,636

		4,101,637

Multiline Retail 1.0%
Next PLC	15,918	966,262

Multi-Utilities 0.9%
Centrica PLC	159,175	868,729

Oil, Gas & Consumable Fuels 1.4%
BG Group PLC	82,025	1,368,162

Specialty Retail 1.1%
Kingfisher PLC	237,560	1,110,017

Tobacco 3.7%
British American Tobacco PLC	32,184	1,636,073
Imperial Tobacco Group PLC	49,160	1,906,010

		3,542,083

		15,256,155

Total Common Stocks (cost $79,197,413)		86,158,589

Preferred Stock 1.8%
GERMANY 1.8%
Automobiles 1.8%
Volkswagen AG	7,486	1,717,655

Total Preferred Stock (cost $1,289,275)		1,717,655

Mutual Fund 7.9%

	Shares	Market Value

Money Market Fund 7.9%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (a)	7,610,022	$7,610,022

Total Mutual Fund (cost $7,610,022)		7,610,022

Total Investments (cost $88,096,710) (b) — 99.4%		95,486,266

Other assets in excess of liabilities — 0.6%		616,895

NET ASSETS — 100.0%		$96,103,161

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2012.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company ADR American Depositary Receipt AG Stock Corporation

ADR	American Depository Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

CVA	Dutch Certificate

KGaA	Limited Partnership with shares

Ltd.	Limited

NV	Public Traded Company

OAO	Joint Stock Company

PLC	Public Limited Company

REG	Registered Shares

SA	Stock Company

SAB de CV	Public Traded Company

TAS	Joint Stock Company

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2012

NVIT International Equity Fund
Assets:
Investments, at value (cost $88,096,710)	$95,486,266
Foreign currencies, at value (cost $190,690)	176,003
Dividends receivable	44,658
Receivable for investments sold	1,003,501
Receivable for capital shares issued	20,190
Reclaims receivable	83,811
Prepaid expenses	224

Total Assets	96,814,653

Liabilities:
Payable for investments purchased	461,765
Payable for capital shares redeemed	128,806
Payable for capital gain country tax	976
Accrued expenses and other payables:
Investment advisory fees	64,644
Fund administration fees	8,953
Distribution fees	5,521
Administrative servicing fees	13,411
Accounting and transfer agent fees	1,126
Custodian fees	5,937
Professional fees	11,416
Printing fees	8,655
Other	282

Total Liabilities	711,492

Net Assets	$96,103,161

Represented by:
Capital	$101,951,371
Accumulated undistributed net investment income	274,721
Accumulated net realized losses from investment and foreign currency transactions	(13,500,025)
Net unrealized appreciation/(depreciation) from investments	7,389,556
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(12,462)

Net Assets	$96,103,161

Net Assets:
Class I Shares	$17,410,499
Class III Shares	52,499,287
Class VI Shares	26,193,375

Total	$96,103,161

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,898,935
Class III Shares	5,717,405
Class VI Shares	2,864,545

Total	10,480,885

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.17
Class III Shares	$9.18
Class VI Shares	$9.14

The accompanying notes are an integral part of these financial statements.

15

Statement of Operations

For the Year Ended December 31, 2012

NVIT International Equity Fund
INVESTMENT INCOME:
Dividend income	$2,401,265
Other income	48
Income from securities lending (Note 2)	48
Foreign tax withholding	(145,074)

Total Income	2,256,287

EXPENSES:
Investment advisory fees	779,735
Fund administration fees	103,769
Distribution fees Class VI Shares	65,847
Administrative servicing fees Class I Shares	25,407
Administrative servicing fees Class III Shares	81,286
Administrative servicing fees Class VI Shares	39,508
Professional fees	51,034
Printing fees	20,614
Trustee fees	3,665
Custodian fees	20,145
Accounting and transfer agent fees	4,444
Compliance program costs (Note 3)	404
Other	6,959

Total expenses before earnings credit	1,202,817

Earnings credit (Note 5)	(7)

Net Expenses	1,202,810

NET INVESTMENT INCOME	1,053,477

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions†	(2,804,327)
Net realized losses from foreign currency transactions (Note 2)	(48,316)

Net realized losses from investment and foreign currency transactions	(2,852,643)

Net change in unrealized appreciation/(depreciation) from investments	15,787,345
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(26,099)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	15,761,246

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	12,908,603

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,962,080

†	Net of capital gain country taxes of $40.

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	NVIT International Equity Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$1,053,477	$1,197,528
Net realized gains/(losses) from investment and foreign currency transactions	(2,852,643)	13,700,521
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	15,761,246	(25,819,666)

Change in net assets resulting from operations	13,962,080	(10,921,617)

Distributions to Shareholders From:
Net investment income:
Class I	(146,678)	(199,895)
Class III	(437,739)	(790,025)
Class VI	(156,474)	(300,815)

Change in net assets from shareholder distributions	(740,891)	(1,290,735)

Change in net assets from capital transactions	(14,399,081)	9,625,214

Change in net assets	(1,177,892)	(2,587,138)

Net Assets:
Beginning of year	97,281,053	99,868,191

End of year	$96,103,161	$97,281,053

Accumulated undistributed net investment income at end of year	$274,721	$4,241

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,102,733	$8,485,040
Proceeds from shares issued from merger (Note 9)	–	10,256,751
Dividends reinvested	146,678	199,895
Cost of shares redeemed	(4,122,423)	(9,887,280)

Total Class I Shares	(873,012)	9,054,406

Class III Shares
Proceeds from shares issued	1,552,329	3,590,259
Proceeds from shares issued from merger (Note 9)	–	6,754,556
Dividends reinvested	437,739	790,025
Cost of shares redeemed	(12,178,231)	(15,692,763)

Total Class III Shares	(10,188,163)	(4,557,923)

Class VI Shares
Proceeds from shares issued	2,015,759	8,053,992
Proceeds from shares issued from merger (Note 9)	–	2,641,899
Dividends reinvested	156,474	300,815
Cost of shares redeemed	(5,510,139)	(5,867,975)

Total Class VI Shares	(3,337,906)	5,128,731

Change in net assets from capital transactions	$(14,399,081)	$9,625,214

17

Statements of Changes in Net Assets (Continued)

	NVIT International Equity Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011

SHARE TRANSACTIONS:
Class I Shares
Issued	363,420	931,115
Issued in merger (Note 9)	–	1,149,022
Reinvested	16,172	24,618
Redeemed	(483,063)	(1,147,006)

Total Class I Shares	(103,471)	957,749

Class III Shares
Issued	180,075	411,752
Issued in merger (Note 9)	–	755,728
Reinvested	48,209	95,899
Redeemed	(1,415,973)	(1,787,613)

Total Class III Shares	(1,187,689)	(524,234)

Class VI Shares
Issued	235,928	937,244
Issued in merger (Note 9)	–	296,928
Reinvested	17,290	36,791
Redeemed	(641,130)	(669,331)

Total Class VI Shares	(387,912)	601,632

Total change in shares	(1,679,072)	1,035,147

Amounts designated as “–” are zero or have been rounded to zero

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Equity Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$8.00	0.10	1.15	1.25	(0.08)	–	–	(0.08)	–	$9.17	15.61%	$17,410,499	1.17%	1.14%	1.17%	25.05%
Year Ended December 31, 2011(e)	$8.97	0.09	(0.95)	(0.86)	(0.11)	–	–	(0.11)	–	$8.00	(9.76)%	$16,018,649	1.18%	1.01%	1.18%	113.73%	(f)
Year Ended December 31, 2010(e)	$8.01	0.11	0.93	1.04	(0.08)	–	–	(0.08)	–	$8.97	13.29%	$9,374,971	1.11%	1.37%	1.11%	81.29%
Year Ended December 31, 2009(e)	$6.25	0.08	1.75	1.83	(0.06)	–	(0.01)	(0.07)	–	$8.01	29.72%	$9,333,669	1.13%	1.17%	1.13%	330.92%
Year Ended December 31, 2008	$14.06	0.14	(6.09)	(5.95)	(0.15)	(1.71)	–	(1.86)	–	$6.25	(46.06)%	$9,856,592	1.23%	1.31%	1.23%	139.07%

Class III Shares
Year Ended December 31, 2012(e)	$8.01	0.10	1.15	1.25	(0.08)	–	–	(0.08)	–	$9.18	15.58%	$52,499,287	1.17%	1.16%	1.17%	25.05%
Year Ended December 31, 2011(e)	$8.99	0.11	(0.98)	(0.87)	(0.11)	–	–	(0.11)	–	$8.01	(9.76)%	$55,315,066	1.17%	1.28%	1.17%	113.73%	(f)
Year Ended December 31, 2010(e)	$8.02	0.11	0.94	1.05	(0.08)	–	–	(0.08)	–	$8.99	13.27%	$66,763,599	1.11%	1.36%	1.11%	81.29%
Year Ended December 31, 2009(e)	$6.26	0.07	1.76	1.83	(0.06)	–	(0.01)	(0.07)	–	$8.02	29.67%	$71,006,135	1.13%	0.99%	1.13%	330.92%
Year Ended December 31, 2008	$14.07	0.15	(6.10)	(5.95)	(0.15)	(1.71)	–	(1.86)	–	$6.26	(46.04)%	$40,987,136	1.27%	1.32%	1.27%	139.07%

Class VI Shares
Year Ended December 31, 2012(e)	$7.98	0.08	1.13	1.21	(0.05)	–	–	(0.05)	–	$9.14	15.23%	$26,193,375	1.42%	0.89%	1.42%	25.05%
Year Ended December 31, 2011(e)	$8.95	0.09	(0.96)	(0.87)	(0.10)	–	–	(0.10)	–	$7.98	(10.00)%	$25,947,338	1.43%	0.99%	1.43%	113.73%	(f)
Year Ended December 31, 2010(e)	$8.00	0.08	0.94	1.02	(0.07)	–	–	(0.07)	–	$8.95	13.00%	$23,729,621	1.36%	1.00%	1.36%	81.29%
Year Ended December 31, 2009(e)	$6.25	0.03	1.79	1.82	(0.06)	–	(0.01)	(0.07)	–	$8.00	29.45%	$20,086,634	1.34%	0.44%	1.34%	330.92%
Period Ended December 31, 2008(g)	$13.81	0.07	(5.79)	(5.72)	(0.13)	(1.71)	–	(1.84)	–	$6.25	(44.92)%	$3,031,438	1.44%	0.76%	1.44%	139.07%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Excludes merger activity.
(g)	For the period from May 1, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

19

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT International Equity Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of

20

Notes to Financial Statements (Continued)

December 31, 2012

Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

21

Notes to Financial Statements (Continued)

December 31, 2012

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Auto Components	$—	$2,016,354	$—	$2,016,354
Automobiles	—	1,186,082	—	1,186,082
Beverages	820,907	2,183,384	—	3,004,291
Biotechnology	—	1,046,832	—	1,046,832
Capital Markets	—	970,212	—	970,212
Chemicals	2,019,473	1,543,228	—	3,562,701
Commercial Banks	1,668,319	4,075,081	—	5,743,400
Commercial Services & Supplies	—	1,745,181	—	1,745,181
Communications Equipment	—	709,673	—	709,673
Diversified Financial Services	—	2,524,081	—	2,524,081
Electrical Equipment	—	2,205,401	—	2,205,401
Electronic Equipment, Instruments & Components	—	1,367,211	—	1,367,211
Energy Equipment & Services	—	1,093,014	—	1,093,014
Food Products	—	2,630,793	—	2,630,793
Health Care Equipment & Supplies	—	1,029,029	—	1,029,029
Health Care Providers & Services	—	959,198	—	959,198
Hotels, Restaurants & Leisure	—	3,360,897	—	3,360,897
Industrial Conglomerates	—	2,396,273	—	2,396,273
Information Technology Services	794,701	1,756,655	—	2,551,356
Insurance	958,104	—	—	958,104
Internet Software & Services	1,606,144	1,040,872	—	2,647,016
Machinery	—	2,258,672	—	2,258,672
Media	1,593,657	7,928,567	—	9,522,224
Metals & Mining	—	1,025,631	—	1,025,631
Multiline Retail	—	966,262	—	966,262
Multi-Utilities	—	868,729	—	868,729
Office Electronics	—	395,349	—	395,349
Oil, Gas & Consumable Fuels	3,468,736	3,784,216	—	7,252,952
Personal Products	—	673,450	—	673,450
Pharmaceuticals	1,671,936	4,180,580	—	5,852,516
Road & Rail	812,943	—	—	812,943
Semiconductors & Semiconductor Equipment	897,244	1,050,270	—	1,947,514
Software	—	2,386,164	—	2,386,164
Specialty Retail	—	1,110,017	—	1,110,017
Textiles, Apparel & Luxury Goods	—	1,557,934	—	1,557,934
Tobacco	—	3,542,083	—	3,542,083
Wireless Telecommunication Services	1,096,396	1,182,654	—	2,279,050
Total Common Stocks	$17,408,560	$68,750,029	$—	$86,158,589
Mutual Fund	7,610,022	—	—	7,610,022
Preferred Stock	—	1,717,655	—	1,717,655
Total	$25,018,582	$70,467,684	$—	$95,486,266

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

22

Notes to Financial Statements (Continued)

December 31, 2012

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

At December 31, 2012, the Fund held no repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

At December 31, 2012, the Fund had no portfolio securities on loan.

23

Notes to Financial Statements (Continued)

December 31, 2012

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses, passive foreign investment company gain/loss on sales, realized India capital gains tax, and realized Thai capital gains tax. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

24

Notes to Financial Statements (Continued)

December 31, 2012

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Invesco Advisers, Inc. (“Invesco”) (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.80%
$500 million up to $2 billion	0.75%
$2 billion and more	0.70%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $103,769 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $404.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class VI shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the

25

Notes to Financial Statements (Continued)

December 31, 2012

shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class III, and Class VI shares of the Fund.

For the year ended December 31, 2012, NFS received $146,201 in administrative services fees from the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $3,876 and $19,256, respectively.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $22,161,516 and sales of $36,594,823 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

26

Notes to Financial Statements (Continued)

December 31, 2012

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Merger

At close of business on June 24, 2011, the Fund acquired all of the net assets of NVIT Worldwide Leaders Fund, a series of the Trust, pursuant to a plan of reorganization approved by (i) the Board of Trustees at a meeting held on March 11, 2011, and (ii) shareholders of NVIT Worldwide Leaders Fund at a meeting held on June 20, 2011. The purpose of the reorganization was to combine funds managed by NFA that had comparable investment objectives and strategies. The reorganization was accomplished by a tax free exchange of 2,201,678 shares of the Fund, valued at $19,653,206, for the assets of NVIT Worldwide Leaders Fund. The investment portfolio of NVIT Worldwide Leaders Fund, with a fair value and identified cost of $18,822,979 and $18,185,421, respectively at June 24, 2011, was the principal asset acquired by the Fund. The net assets of the Fund immediately before the acquisition were $97,308,881. The combined net assets of the Fund immediately following the acquisition were $116,962,087. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair current values; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following pro forma information for the period ended December 31, 2011 is provided as though the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period of the Fund:

—	Net investment income/loss $566,288;

—	Net gain/loss on investments $15,755,988;

—	Net change in unrealized appreciation/depreciation $28,304,310; and

—	Net increase/decrease in net assets resulting from operations $(11,982,034).

Because the Fund’s combined investment portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of NVIT Worldwide Leaders Fund that have been included in the Fund’s Statement of Operations since June 24, 2011.

10.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

27

Notes to Financial Statements (Continued)

December 31, 2012

11.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $1,306 of brokerage commissions.

12.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from		Total Taxable Distributions	Return of Capital	Total Distributions Paid
Ordinary Income	Net Long-Term Capital Gains
$740,891	$—	$740,891	$—	$740,891

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,290,735	$–	$1,290,735	$–	$1,290,735

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$523,047	$—	$523,047	$(12,946,946)	$6,575,689	$(5,848,210)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$88,898,132	$11,190,838	$(4,602,704)	$6,588,134

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$8,249,557	2017

28

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carry forwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merged fund.

Acquired Fund	Amount	Expires
NVIT Worldwide Leaders Fund	$2,000,739	2016

The following table represents capital loss carryforwards that are subject to the Modernization Act, and will be utilized to offset capital gains, if any, prior to the utilization of those capital loss carryforwards noted above.

Loss Carryforward Character
Short Term	Long Term
$1,050,061	$1,646,589

13.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT International Equity Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

30

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $2,394,610 or $0.2285 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $156,519 or $0.0149 per outstanding share.

31

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

32

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

33

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

34

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

35

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

36

NVIT International Index Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

31	Statement of Assets and Liabilities

33	Statement of Operations

34	Statements of Changes in Net Assets

36	Financial Highlights

37	Notes to Financial Statements

49	Report of Independent Registered Public Accounting Firm

50	Supplemental Information

51	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-INTX (2/13)

This page intentionally left blank

Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions.

The Fund is subject to stock market risk.

The Fund also is subject to risks associated with investing in foreign securities.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

The Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The Prospectus contains a more detailed description of the limited relationship MSCI has with Nationwide and the Nationwide Funds.

2

Important Disclosures (Continued)

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

EURO STOXX 50® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of 50 European blue-chip stocks from 12 eurozone countries; each component’s weighting represents 10% or less of the Index’s total free float market capitalization.

FTSE 100 Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the 100 largest companies traded on the London Stock Exchange and serves as a basis for investment products such as derivatives and exchange-traded funds.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P  500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are

3

Important Disclosures (Continued)

those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of BlackRock Investment Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT International Index Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT International Index Fund (Class Y) returned 18.89% versus 17.32% for its benchmark, the MSCI EAFE® Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of International Core Funds (consisting of 102 funds as of December 31, 2012) was 17.56% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

Nine of the 10 sectors within the Fund’s benchmark, the MSCI EAFE Index (the Index), recorded positive returns during the reporting period. The strongest-contributing sectors that affected Fund performance were financials, consumer discretionary and industrials.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

One of the 10 sectors within the Index (telecommunication services) registered negative performance during the reporting period. The weakest-contributing sectors were telecommunication services, energy and utilities.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

The Fund holds futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets.

The Fund held EURO STOXX 50® Index, FTSE 100 Index and MSCI EAFE futures with an average weight of 0.07% during the reporting period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre, Christopher Bliss, Edward Corallo, Jennifer Hsui and Timothy Murray

7

Fund Performance	NVIT International Index Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	Inception[2]
Class II	18.29%	(4.08)%	(0.40)%
Class VI	18.29%	(4.07)%	(0.40)%
Class VIII	18.21%	(4.13)%	(0.48)%
Class Y	18.89%	(3.67)%	0.02%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 30, 2006.

Expense Ratios

Expense Ratio*
Class II	0.72%
Class VI	0.72%
Class VIII	0.87%
Class Y	0.32%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT International Index Fund since inception through 12/31/12 versus performance of the MSCI EAFE® Index (a) and the Consumer Price Index (CPI)(b) from 5/1/06 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The MSCI EAFE® Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT International Index Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class II Shares	Actual	1,000.00	1,141.90	3.82	0.71
	Hypothetical[b]	1,000.00	1,021.57	3.61	0.71
Class VI Shares	Actual	1,000.00	1,141.90	3.82	0.71
	Hypothetical[b]	1,000.00	1,021.57	3.61	0.71
Class VIII Shares	Actual	1,000.00	1,142.70	4.63	0.86
	Hypothetical[b]	1,000.00	1,020.81	4.37	0.86
Class Y Shares	Actual	1,000.00	1,144.80	1.67	0.31
	Hypothetical[b]	1,000.00	1,023.58	1.58	0.31

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT International Index Fund
December 31, 2012

Asset Allocation †
Common Stocks	99.2%
Repurchase Agreements	3.0%
Preferred Stocks	0.6%
Rights††	0.0%
Mutual Fund††	0.0%
Liabilities in excess of other assets	(2.8%)

100.0%

Top Industries †††
Commercial Banks	12.5%
Pharmaceuticals	7.9%
Oil, Gas & Consumable Fuels	6.6%
Metals & Mining	5.0%
Insurance	4.8%
Food Products	3.9%
Automobiles	3.6%
Chemicals	3.6%
Diversified Telecommunication Services	2.9%
Machinery	2.8%
Other Industries*	46.4%

100.0%

Top Holdings †††
Nestle SA	1.9%
HSBC Holdings PLC	1.7%
Novartis AG	1.3%
Roche Holding AG	1.2%
BP PLC	1.2%
Royal Dutch Shell PLC, Class A	1.2%
Toyota Motor Corp.	1.1%
BHP Billiton Ltd.	1.1%
Vodafone Group PLC	1.1%
Sanofi	1.0%
Other Holdings*	87.2%

100.0%

Top Countries †††
Japan	19.4%
United Kingdom	18.8%
Switzerland	9.1%
France	9.0%
Australia	8.6%
Germany	8.5%
Netherlands	4.5%
Sweden	3.0%
Hong Kong	3.0%
Spain	2.9%
Other Countries*	13.2%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT International Index Fund

Common Stocks 99.2%

	Shares	Market Value

AUSTRALIA 8.9%
Air Freight & Logistics 0.0%†
Toll Holdings Ltd.	95,549	$457,960

Airlines 0.0%†
Qantas Airways Ltd.*	158,600	248,354

Beverages 0.1%
Coca-Cola Amatil Ltd.	78,519	1,103,454
Treasury Wine Estates Ltd.	83,457	410,770

		1,514,224

Biotechnology 0.3%
CSL Ltd.	68,879	3,888,724

Capital Markets 0.1%
Macquarie Group Ltd.	43,491	1,629,218

Chemicals 0.1%
Incitec Pivot Ltd.	217,904	742,917
Orica Ltd.	50,197	1,320,491

		2,063,408

Commercial Banks 2.9%
Australia & New Zealand Banking Group Ltd.	371,805	9,792,044
Bendigo and Adelaide Bank Ltd. (a)	51,885	462,199
Commonwealth Bank of Australia	219,035	14,264,967
National Australia Bank Ltd.	310,996	8,180,156
Westpac Banking Corp.	422,014	11,563,098

		44,262,464

Commercial Services & Supplies 0.1%
Brambles Ltd.	213,785	1,695,163

Construction & Engineering 0.0%†
Leighton Holdings Ltd.	20,796	392,567

Construction Materials 0.0%†
Boral Ltd. (a)	101,630	466,324

Containers & Packaging 0.1%
Amcor Ltd.	165,949	1,402,559

Diversified Financial Services 0.1%
ASX Ltd.	23,527	767,786

Diversified Telecommunication Services 0.2%
Telstra Corp. Ltd.	599,037	2,729,649

Electric Utilities 0.0%†
SP AusNet	218,957	254,452

Energy Equipment & Services 0.1%
WorleyParsons Ltd.	27,986	689,378

Food & Staples Retailing 0.7%
Metcash Ltd. (a)	117,854	408,569
Wesfarmers Ltd.	138,458	5,341,869
Woolworths Ltd.	169,289	5,193,507

		10,943,945

Gas Utilities 0.0%†
APA Group (a)	108,606	626,986

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Health Care Equipment & Supplies 0.1%
Cochlear Ltd.	7,825	$648,689

Health Care Providers & Services 0.1%
Ramsay Health Care Ltd.	18,429	525,637
Sonic Healthcare Ltd.	52,717	735,857

		1,261,494

Hotels, Restaurants & Leisure 0.1%
Crown Ltd.	55,064	615,394
Echo Entertainment Group Ltd.	99,549	359,537
Flight Centre Ltd.	6,547	185,252
TABCORP Holdings Ltd.	103,073	329,217
Tatts Group Ltd.	185,504	584,295

		2,073,695

Information Technology Services 0.0%†
Computershare Ltd.	62,925	593,609

Insurance 0.5%
AMP Ltd.	398,171	2,019,672
Insurance Australia Group Ltd.	285,920	1,408,255
QBE Insurance Group Ltd. (a)	162,536	1,862,324
Suncorp Group Ltd.	176,956	1,889,685

		7,179,936

Metals & Mining 1.7%
Alumina Ltd. (a)	341,642	327,887
BHP Billiton Ltd.	441,970	17,254,703
Fortescue Metals Group Ltd. (a)	191,654	955,096
Iluka Resources Ltd. (a)	59,660	576,552
Newcrest Mining Ltd.	105,227	2,461,543
OZ Minerals Ltd.	40,109	284,837
Rio Tinto Ltd.	59,942	4,214,465

		26,075,083

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd. (a)	78,522	156,314

Multi-Utilities 0.1%
AGL Energy Ltd.	74,538	1,198,279

Oil, Gas & Consumable Fuels 0.5%
Caltex Australia Ltd.	17,460	352,162
Origin Energy Ltd.	149,850	1,842,062
Santos Ltd.	131,335	1,538,805
Whitehaven Coal Ltd.	64,281	239,565
Woodside Petroleum Ltd.	90,667	3,230,922

		7,203,516

Professional Services 0.0%†
ALS Ltd. (a)	46,695	532,667

Real Estate Investment Trusts (REITs) 0.7%
BGP Holdings PLC* (b)	848,508	0
Centro Retail Australia	187,115	442,964
CFS Retail Property Trust Group	267,337	534,799
Dexus Property Group	643,917	683,908

12

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Real Estate Investment Trusts (REITs) (continued)
Goodman Group	227,774	$1,037,864
GPT Group	196,714	757,189
Mirvac Group	457,447	711,898
Stockland	309,440	1,144,160
Westfield Group	296,752	3,277,288
Westfield Retail Trust	399,017	1,258,882

		9,848,952

Real Estate Management & Development 0.1%
Lend Lease Group	74,806	730,539

Road & Rail 0.1%
Asciano Ltd.	136,590	668,197
Aurizon Holdings Ltd.	245,755	966,404

		1,634,601

Transportation Infrastructure 0.1%
Sydney Airport	33,505	118,023
Transurban Group	180,487	1,147,284

		1,265,307

		134,435,842

AUSTRIA 0.3%
Commercial Banks 0.1%
Erste Group Bank AG*	29,317	932,122
Raiffeisen Bank International AG	7,039	292,815

		1,224,937

Diversified Telecommunication Services 0.0%†
Telekom Austria AG	32,812	249,149

Electric Utilities 0.0%†
Verbund AG (a)	9,942	246,935

Insurance 0.0%†
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,833	257,955

Machinery 0.1%
Andritz AG	9,813	630,571

Metals & Mining 0.0%†
Voestalpine AG	15,531	570,660

Oil, Gas & Consumable Fuels 0.1%
OMV AG	20,112	728,778

Real Estate Investment Trusts (REITs) 0.0%†
Immoeast AG* (b)	51,561	0

Real Estate Management & Development 0.0%†
Immofinanz AG* (a)	127,873	538,318

		4,447,303

BELGIUM 1.2%
Beverages 0.6%
Anheuser-Busch InBev NV	110,476	9,620,753

Common Stocks (continued)

	Shares	Market Value

BELGIUM (continued)
Chemicals 0.1%
Solvay SA	8,153	$1,186,359

Commercial Banks 0.1%
KBC Groep NV	33,477	1,166,748

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	10,912	870,300

Diversified Telecommunication Services 0.1%
Belgacom SA	21,334	627,466
Telenet Group Holding NV	7,396	349,660

		977,126

Food & Staples Retailing 0.1%
Colruyt SA	10,422	516,776
Delhaize Group SA (a)	14,212	572,443

		1,089,219

Insurance 0.1%
Ageas	32,111	948,791

Metals & Mining 0.0%†
Umicore SA	15,429	854,350

Pharmaceuticals 0.0%†
UCB SA	15,098	864,940

		17,578,586

CHINA 0.0%†
Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	269,200	215,678

DENMARK 1.1%
Beverages 0.1%
Carlsberg A/S, Class B	14,711	1,449,275

Chemicals 0.1%
Novozymes A/S, Class B	33,542	952,145

Commercial Banks 0.1%
Danske Bank A/S*	89,702	1,523,514

Diversified Telecommunication Services 0.0%†
TDC A/S	65,469	463,856

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	16,120	790,527
William Demant Holding A/S*	3,371	289,608

		1,080,135

Insurance 0.0%†
Tryg A/S	3,315	250,896

Marine 0.1%
AP Moeller — Maersk A/S, Class A	77	548,417
AP Moeller — Maersk A/S, Class B	181	1,370,651

		1,919,068

13

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Pharmaceuticals 0.6%
Novo Nordisk A/S, Class B	56,027	$9,123,249

Road & Rail 0.0%†
DSV A/S	26,992	698,349

		17,460,487

FINLAND 0.8%
Auto Components 0.1%
Nokian Renkaat OYJ	15,407	617,160

Communications Equipment 0.2%
Nokia OYJ (a)	515,026	2,035,232

Diversified Financial Services 0.0%†
Pohjola Bank PLC, Class A	18,544	277,671

Diversified Telecommunication Services 0.0%†
Elisa OYJ	19,941	442,086

Electric Utilities 0.1%
Fortum OYJ	61,082	1,143,511

Food & Staples Retailing 0.0%†
Kesko OYJ, Class B	8,697	285,522

Insurance 0.1%
Sampo OYJ, Class A	57,642	1,866,774

Machinery 0.2%
Kone OYJ, Class B	21,414	1,583,773
Metso OYJ	17,922	765,122
Wartsila OYJ Abp	22,838	994,271

		3,343,166

Oil, Gas & Consumable Fuels 0.0%†
Neste Oil OYJ	17,530	227,262

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R	73,781	516,423
UPM-Kymmene OYJ	70,870	833,767

		1,350,190

Pharmaceuticals 0.0%†
Orion OYJ, Class B	13,412	394,888

		11,983,462

FRANCE 9.2%
Aerospace & Defense 0.3%
European Aeronautic Defence and
Space Co. NV	56,708	2,235,498
Safran SA	31,543	1,366,031
Thales SA	12,495	435,358
Zodiac Aerospace	4,525	500,969

		4,537,856

Auto Components 0.2%
Cie Generale des Etablissements
Michelin, Class B	24,760	2,372,476

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Automobiles 0.1%
Peugeot SA* (a)	32,275	$235,527
Renault SA	26,434	1,435,577

		1,671,104

Beverages 0.2%
Pernod-Ricard SA	29,131	3,379,805
Remy Cointreau SA	2,857	311,983

		3,691,788

Building Products 0.2%
Compagnie de Saint-Gobain	54,262	2,330,218

Chemicals 0.4%
Air Liquide SA	42,959	5,427,340
Arkema SA	8,492	891,648

		6,318,988

Commercial Banks 0.9%
BNP Paribas SA	137,198	7,810,684
Credit Agricole SA*	137,403	1,119,020
Natixis	124,214	424,577
Societe Generale SA*	96,078	3,653,120

		13,007,401

Commercial Services & Supplies 0.1%
Edenred	23,009	711,630
Societe BIC SA	4,078	488,820

		1,200,450

Construction & Engineering 0.3%
Bouygues SA	26,510	788,862
Vinci SA	63,287	3,047,086

		3,835,948

Construction Materials 0.1%
Imerys SA	4,669	299,463
Lafarge SA	25,678	1,658,087

		1,957,550

Diversified Financial Services 0.0%†
Eurazeo	3,935	190,522
Wendel SA	4,287	441,910

		632,432

Diversified Telecommunication Services 0.5%
France Telecom SA	255,053	2,829,509
Iliad SA	3,040	521,845
Vivendi SA	179,413	4,057,593

		7,408,947

Electric Utilities 0.0%†
Electricite de France SA	32,079	594,440

Electrical Equipment 0.5%
Alstom SA	28,350	1,142,049
Legrand SA	32,599	1,383,373

14

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Electrical Equipment (continued)
Schneider Electric SA	72,409	$5,303,287

		7,828,709

Energy Equipment & Services 0.1%
Compagnie Generale de
Geophysique-Veritas*	21,116	641,638
Technip SA	13,738	1,588,606

		2,230,244

Food & Staples Retailing 0.2%
Carrefour SA	81,598	2,100,930
Casino Guichard Perrachon SA	7,848	751,701

		2,852,631

Food Products 0.3%
Danone SA	79,627	5,262,486

Health Care Equipment & Supplies 0.2%
Cie Generale d’Optique Essilor International SA	27,655	2,789,207

Hotels, Restaurants & Leisure 0.1%
Accor SA	21,002	749,078
Sodexo	12,964	1,095,440

		1,844,518

Information Technology Services 0.1%
AtoS	7,263	510,057
Cap Gemini SA	20,100	878,923

		1,388,980

Insurance 0.3%
AXA SA	243,200	4,366,845
CNP Assurances	20,196	310,871
SCOR SE	22,440	606,519

		5,284,235

Machinery 0.1%
Vallourec SA	14,442	758,090

Media 0.2%
Eutelsat Communications SA	17,771	591,067
JC Decaux SA	9,562	228,235
Lagardere SCA	16,613	558,792
Publicis Groupe SA	24,366	1,465,935

		2,844,029

Multiline Retail 0.1%
PPR	10,395	1,952,292

Multi-Utilities 0.3%
GDF Suez	175,650	3,617,699
Suez Environnement Co.	38,052	459,014
Veolia Environnement SA (a)	44,671	541,548

		4,618,261

Oil, Gas & Consumable Fuels 1.0%
Total SA	292,670	15,228,465

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Personal Products 0.3%
L’Oreal SA	33,179	$4,616,607

Pharmaceuticals 1.0%
Sanofi	163,553	15,509,705

Professional Services 0.1%
Bureau Veritas SA	7,598	851,961

Real Estate Investment Trusts (REITs) 0.3%
Fonciere des Regions	3,324	279,725
Gecina SA	2,989	338,483
ICADE	3,272	292,131
Klepierre	14,260	569,962
Unibail-Rodamco SE	12,628	3,062,327

		4,542,628

Software 0.1%
Dassault Systemes SA	8,515	952,039

Textiles, Apparel & Luxury Goods 0.5%
Christian Dior SA	7,497	1,277,893
LVMH Moet Hennessy Louis Vuitton SA	34,946	6,449,533

		7,727,426

Trading Companies & Distributors 0.0%†
Rexel SA	13,685	279,896

Transportation Infrastructure 0.1%
Aeroports de Paris	3,808	294,826
Groupe Eurotunnel SA REG	79,849	620,485

		915,311

		139,837,318

GERMANY 8.1%
Air Freight & Logistics 0.2%
Deutsche Post AG REG	123,114	2,711,647

Airlines 0.0%†
Deutsche Lufthansa AG REG	32,167	608,094

Auto Components 0.1%
Continental AG	14,837	1,729,301

Automobiles 0.8%
Bayerische Motoren Werke AG	45,545	4,432,028
Daimler AG REG	124,694	6,865,094
Volkswagen AG	3,944	855,600

		12,152,722

Capital Markets 0.4%
Deutsche Bank AG REG	127,866	5,625,436

Chemicals 1.2%
BASF SE	126,355	11,948,113
K+S AG REG	23,688	1,100,159
Lanxess AG	11,342	1,000,131
Linde AG	25,449	4,452,258

		18,500,661

15

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Commercial Banks 0.1%
Commerzbank AG*	522,487	$1,000,957

Construction & Engineering 0.0%†
Hochtief AG* (a)	4,655	272,287

Construction Materials 0.1%
HeidelbergCement AG	19,337	1,183,264

Diversified Financial Services 0.1%
Deutsche Boerse AG	26,543	1,627,669

Diversified Telecommunication Services 0.3%
Deutsche Telekom AG REG	386,389	4,398,229

Food & Staples Retailing 0.0%†
Metro AG	18,386	510,787

Food Products 0.0%†
Suedzucker AG	10,747	441,133

Health Care Providers & Services 0.3%
Celesio AG	12,373	214,312
Fresenius Medical Care AG & Co. KGaA	28,910	1,995,138
Fresenius SE & Co. KGaA	17,045	1,961,340

		4,170,790

Household Products 0.1%
Henkel AG & Co. KGaA	17,863	1,225,956

Industrial Conglomerates 0.8%
Siemens AG REG	113,191	12,377,497

Insurance 0.9%
Allianz SE REG	62,635	8,731,123
Hannover Rueckversicherung AG REG	8,528	667,945
Muenchener Rueckversicherungs AG REG	24,670	4,453,617

		13,852,685

Internet Software & Services 0.0%†
United Internet AG REG (a)	12,941	279,852

Machinery 0.1%
GEA Group AG	23,472	763,209
MAN SE	5,685	610,687

		1,373,896

Media 0.1%
Axel Springer AG	5,166	221,156
Kabel Deutschland Holding AG	12,172	916,132

		1,137,288

Metals & Mining 0.1%
Salzgitter AG (a)	5,752	301,454
ThyssenKrupp AG	53,064	1,252,978

		1,554,432

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Multi-Utilities 0.5%
E.ON SE	247,740	$4,646,616
RWE AG	67,317	2,792,138

		7,438,754

Personal Products 0.1%
Beiersdorf AG	13,861	1,134,948

Pharmaceuticals 0.8%
Bayer AG REG	113,763	10,848,641
Merck KGaA	8,886	1,171,128

		12,019,769

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	149,436	1,217,372

Software 0.7%
SAP AG	126,710	10,189,084

Textiles, Apparel & Luxury Goods 0.2%
Adidas AG	28,777	2,568,323
Hugo Boss AG	3,207	340,825

		2,909,148

Trading Companies & Distributors 0.0%†
Brenntag AG	7,081	932,888

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport
Services Worldwide	5,156	300,781

		122,877,327

GREECE 0.1%
Beverages 0.1%
Coca Cola Hellenic Bottling Co. SA*	27,385	643,493

Hotels, Restaurants & Leisure 0.0%†
OPAP SA	32,603	233,783

		877,276

GUERNSEY, CHANNEL ISLANDS 0.1%
Insurance 0.1%
Resolution Ltd.	197,369	802,984

HONG KONG 3.0%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	158,000	293,469

Commercial Banks 0.3%
Bank of East Asia Ltd.	183,940	714,296
BOC Hong Kong Holdings Ltd.	509,000	1,601,203
Hang Seng Bank Ltd. (a)	105,200	1,623,968
Wing Hang Bank Ltd.	23,500	247,533

		4,187,000

Distributors 0.1%
Li & Fung Ltd.	803,600	1,450,085

16

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Diversified Financial Services 0.2%
First Pacific Co., Ltd.	290,000	$320,251
Hong Kong Exchanges and Clearing Ltd.	141,200	2,443,632

		2,763,883

Diversified Telecommunication Services 0.0%†
HKT Trust/HKT Ltd.	279,000	274,037
PCCW Ltd.	560,000	247,519

		521,556

Electric Utilities 0.3%
Cheung Kong Infrastructure
Holdings Ltd.	70,000	432,390
CLP Holdings Ltd.	248,500	2,087,856
Power Assets Holdings Ltd.	191,000	1,638,697

		4,158,943

Gas Utilities 0.1%
Hong Kong & China Gas Co., Ltd.	717,384	1,971,020

Hotels, Restaurants & Leisure 0.2%
Galaxy Entertainment Group Ltd.* (a)	281,000	1,126,749
MGM China Holdings Ltd.	142,400	262,277
Shangri-La Asia Ltd.	204,833	412,622
SJM Holdings Ltd.	261,000	615,976

		2,417,624

Industrial Conglomerates 0.2%
Hopewell Holdings Ltd.	76,011	329,571
Hutchison Whampoa Ltd.	294,000	3,115,503
NWS Holdings Ltd.	186,500	316,981

		3,762,055

Insurance 0.4%
AIA Group Ltd.	1,481,200	5,874,936

Marine 0.0%†
Orient Overseas International Ltd.	29,500	194,749

Real Estate Investment Trusts (REITs) 0.1%
Link REIT (The)	311,000	1,557,521

Real Estate Management & Development 1.0%
Cheung Kong Holdings Ltd.	192,000	2,987,406
Hang Lung Properties Ltd.	308,000	1,239,521
Henderson Land Development Co., Ltd.	128,000	916,379
Hysan Development Co., Ltd.	92,000	447,381
Kerry Properties Ltd.	95,500	501,710
New World Development Co., Ltd.	520,195	823,560
Sino Land Co., Ltd.	415,000	759,925
Sun Hung Kai Properties Ltd.	216,000	3,275,692
Swire Pacific Ltd., Class A	93,500	1,169,585
Swire Properties Ltd.	152,200	512,612
Wharf Holdings Ltd.	208,500	1,661,687
Wheelock & Co., Ltd.	129,000	658,041

		14,953,499

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Road & Rail 0.1%
MTR Corp., Ltd.	194,000	$768,733

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd. (a)	26,300	322,887

Textiles, Apparel & Luxury Goods 0.0%†
Yue Yuen Industrial Holdings Ltd.	105,500	356,822

Trading Companies & Distributors 0.0%†
Noble Group Ltd.	547,945	529,382

		46,084,164

IRELAND 0.8%
Airlines 0.0%†
Ryanair Holdings PLC	5,422	34,112
Ryanair Holdings PLC, ADR	3,400	116,552

		150,664

Biotechnology 0.0%†
Elan Corp. PLC*	68,072	697,984
Prothena Corp. PLC*	1,660	12,170

		710,154

Commercial Banks 0.0%†
Irish Bank Resolution Corp., Ltd.* (b)	62,537	0

Construction Materials 0.2%
CRH PLC	99,320	2,019,781
James Hardie Industries PLC, CDI	61,038	590,961

		2,610,742

Food Products 0.1%
Kerry Group PLC, Class A	20,528	1,084,307

Media 0.2%
WPP PLC	173,348	2,532,473

Pharmaceuticals 0.2%
Shire PLC	77,374	2,380,111

Professional Services 0.1%
Experian PLC	138,787	2,236,820

		11,705,271

ISRAEL 0.5%
Chemicals 0.1%
Israel Chemicals Ltd.	59,751	719,590
Israel Corp., Ltd. (The)	346	227,592

		947,182

Commercial Banks 0.1%
Bank Hapoalim BM*	149,774	642,596
Bank Leumi Le-Israel BM*	168,795	574,549
Mizrahi Tefahot Bank Ltd.*	16,479	170,900

		1,388,045

17

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ISRAEL (continued)
Diversified Telecommunication Services 0.0%†
Bezeq The Israeli Telecommunication Corp., Ltd.	263,240	$304,913

Oil, Gas & Consumable Fuels 0.0%†
Delek Group Ltd.	589	138,601

Pharmaceuticals 0.3%
Teva Pharmaceutical Industries Ltd.	129,696	4,819,436

Semiconductors & Semiconductor Equipment 0.0%†
Mellanox Technologies Ltd.*	4,620	286,171

Software 0.0%†
NICE Systems Ltd.*	8,823	295,511

		8,179,859

ITALY 2.2%
Aerospace & Defense 0.0%†
Finmeccanica SpA*	56,661	327,909

Auto Components 0.0%†
Pirelli & C. SpA	34,398	396,323

Automobiles 0.1%
Fiat SpA* (a)	119,192	600,419

Capital Markets 0.0%†
Mediobanca SpA	72,338	446,834

Commercial Banks 0.4%
Banca Monte dei Paschi di Siena SpA* (a)	810,654	242,465
Banco Popolare Societa
Cooperativa*	246,904	411,135
Intesa Sanpaolo SpA	1,385,892	2,396,639
Intesa Sanpaolo SpA — RSP	120,408	171,010
UniCredit SpA*	557,209	2,743,950
Unione di Banche Italiane SCPA	121,452	566,342

		6,531,541

Diversified Financial Services 0.0%†
Exor SpA	8,738	220,214

Diversified Telecommunication Services 0.1%
Telecom Italia SpA	1,291,540	1,171,512
Telecom Italia SpA — RSP	801,681	638,050

		1,809,562

Electric Utilities 0.3%
Enel SpA	905,443	3,766,171
Terna Rete Elettrica Nazionale SpA	177,453	710,123

		4,476,294

Electrical Equipment 0.0%†
Prysmian SpA	28,885	576,573

Energy Equipment & Services 0.1%
Saipem SpA	36,414	1,418,434

Gas Utilities 0.1%
Snam SpA	232,501	1,085,212

Common Stocks (continued)

	Shares	Market Value

ITALY (continued)
Independent Power Producers & Energy Traders 0.0%†
Enel Green Power SpA	246,990	$460,085

Insurance 0.2%
Assicurazioni Generali SpA	160,610	2,935,099

Machinery 0.1%
Fiat Industrial SpA	117,689	1,289,350

Oil, Gas & Consumable Fuels 0.6%
Eni SpA	349,963	8,573,221

Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA	21,894	903,671

Transportation Infrastructure 0.1%
Atlantia SpA (a)	44,330	804,970

		32,855,711

JAPAN 20.0%
Air Freight & Logistics 0.1%
Yamato Holdings Co., Ltd.	50,700	770,488

Airlines 0.0%†
All Nippon Airways Co., Ltd. (a)	147,000	308,832
Japan Airlines Co., Ltd.*	7,693	330,673

		639,505

Auto Components 0.5%
Aisin Seiki Co., Ltd.	25,800	805,660
Bridgestone Corp.	89,500	2,329,824
Denso Corp.	66,900	2,329,740
Koito Manufacturing Co., Ltd.	15,000	218,761
NGK Spark Plug Co., Ltd.	26,000	346,355
NHK Spring Co., Ltd.	19,600	161,504
NOK Corp. (a)	15,100	236,454
Stanley Electric Co., Ltd.	20,300	288,527
Sumitomo Rubber Industries Ltd.	24,100	291,425
Toyoda Gosei Co., Ltd.	8,700	176,843
Toyota Boshoku Corp.	9,900	114,785
Toyota Industries Corp.	22,100	705,564

		8,005,442

Automobiles 2.3%
Daihatsu Motor Co., Ltd. (a)	27,000	537,917
Fuji Heavy Industries Ltd.	83,000	1,046,657
Honda Motor Co., Ltd.	224,300	8,306,869
Isuzu Motors Ltd.	161,000	960,755
Mazda Motor Corp.*	364,900	748,890
Mitsubishi Motors Corp.*	538,000	556,234
Nissan Motor Co., Ltd.	342,000	3,245,196
Suzuki Motor Corp.	50,100	1,311,033
Toyota Motor Corp.	378,100	17,655,813
Yamaha Motor Co., Ltd.	39,200	434,247

		34,803,611

18

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Beverages 0.2%
Asahi Group Holdings Ltd.	53,200	$1,132,773
Coca-Cola West Co., Ltd.	8,200	126,611
Kirin Holdings Co., Ltd.	120,000	1,411,920

		2,671,304

Building Products 0.2%
Asahi Glass Co., Ltd. (a)	137,000	1,000,318
Daikin Industries Ltd.	32,000	1,099,172
LIXIL Group Corp.	35,900	800,769
TOTO Ltd.	41,000	308,241

		3,208,500

Capital Markets 0.3%
Daiwa Securities Group, Inc.	226,400	1,263,094
Nomura Holdings, Inc.	499,500	2,956,686
SBI Holdings, Inc. (a)	31,390	280,605

		4,500,385

Chemicals 0.8%
Air Water, Inc.	22,000	281,574
Asahi Kasei Corp.	172,000	1,017,055
Daicel Corp.	41,000	271,270
Denki Kagaku Kogyo KK	64,000	219,122
Hitachi Chemical Co., Ltd.	14,100	212,533
JSR Corp.	24,600	469,556
Kaneka Corp.	35,000	177,088
Kansai Paint Co., Ltd.	32,000	344,860
Kuraray Co., Ltd.	47,400	621,374
Mitsubishi Chemical Holdings Corp.	181,500	904,157
Mitsubishi Gas Chemical Co., Inc.	55,000	337,363
Mitsui Chemicals, Inc.	128,000	333,576
Nitto Denko Corp.	22,700	1,117,944
Shin-Etsu Chemical Co., Ltd.	56,500	3,448,199
Showa Denko KK (a)	188,000	287,344
Sumitomo Chemical Co., Ltd.	205,000	646,045
Taiyo Nippon Sanso Corp.	37,000	212,870
Teijin Ltd.	132,000	328,726
Toray Industries, Inc.	202,000	1,240,891
Ube Industries Ltd.	142,000	341,117

		12,812,664

Commercial Banks 2.0%
Aozora Bank Ltd. (a)	79,000	242,903
Bank of Kyoto Ltd. (The) (a)	41,000	347,231
Bank of Yokohama Ltd. (The)	165,000	767,186
Chiba Bank Ltd. (The)	98,000	574,100
Chugoku Bank Ltd. (The)	22,000	307,071
Fukuoka Financial Group, Inc.	109,000	436,520
Gunma Bank Ltd. (The)	54,000	264,198
Hachijuni Bank Ltd. (The)	60,000	301,022
Hiroshima Bank Ltd. (The)	62,000	259,996
Iyo Bank Ltd. (The)	35,000	277,443
Joyo Bank Ltd. (The)	92,000	437,118
Mitsubishi UFJ Financial Group, Inc.	1,752,567	9,483,339

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Commercial Banks (continued)
Mizuho Financial Group, Inc.	3,143,024	$5,762,690
Nishi-Nippon City Bank Ltd. (The)	102,000	253,097
Resona Holdings, Inc.	259,400	1,186,073
Seven Bank Ltd.	73,000	192,559
Shinsei Bank Ltd.	194,000	388,298
Shizuoka Bank Ltd. (The)	73,000	713,073
Sumitomo Mitsui Financial Group, Inc.	184,753	6,714,260
Sumitomo Mitsui Trust Holdings, Inc.	428,400	1,509,386
Suruga Bank Ltd.	25,000	307,477
Yamaguchi Financial Group, Inc.	26,000	229,616

		30,954,656

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co., Ltd.	77,000	603,791
Park24 Co., Ltd.	11,800	186,357
Secom Co., Ltd.	28,900	1,456,046
Toppan Printing Co., Ltd.	77,000	477,333

		2,723,527

Computers & Peripherals 0.3%
Fujitsu Ltd.	256,000	1,073,658
NEC Corp.*	365,000	769,908
Toshiba Corp.	554,000	2,192,856

		4,036,422

Construction & Engineering 0.2%
Chiyoda Corp.	20,000	286,503
JGC Corp.	29,000	903,683
Kajima Corp.	124,000	410,278
Kinden Corp.	19,000	123,819
Obayashi Corp.	92,000	518,706
Shimizu Corp.	83,000	312,007
Taisei Corp.	148,000	492,141

		3,047,137

Construction Materials 0.0%†
Taiheiyo Cement Corp.	142,000	390,401

Consumer Finance 0.1%
Acom Co., Ltd.*	4,440	127,887
Aeon Credit Service Co., Ltd.	9,100	184,134
Credit Saison Co., Ltd.	20,900	522,765

		834,786

Containers & Packaging 0.0%†
Toyo Seikan Kaisha Ltd.	21,200	285,681

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	9,600	399,517

Diversified Financial Services 0.1%
Mitsubishi UFJ Lease & Finance Co., Ltd.	8,320	357,895
ORIX Corp.	14,410	1,627,732

		1,985,627

19

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	60,064	$2,528,873

Electric Utilities 0.4%
Chubu Electric Power Co., Inc.	88,600	1,182,346
Chugoku Electric Power Co., Inc. (The)	42,000	660,921
Hokkaido Electric Power Co., Inc.	26,000	315,633
Hokuriku Electric Power Co.	24,500	290,756
Kansai Electric Power Co., Inc. (The)	101,500	1,065,967
Kyushu Electric Power Co., Inc.	61,000	695,475
Shikoku Electric Power Co., Inc.	23,100	368,521
Tohoku Electric Power Co., Inc.*	63,500	592,107
Tokyo Electric Power Co., Inc.*	203,300	489,964

		5,661,690

Electrical Equipment 0.4%
Fuji Electric Co., Ltd.	75,000	184,531
Furukawa Electric Co., Ltd.*	96,000	215,915
GS Yuasa Corp. (a)	50,000	201,590
Mabuchi Motor Co., Ltd.	3,100	132,196
Mitsubishi Electric Corp.	266,000	2,264,819
Nidec Corp.	15,000	875,983
Sumitomo Electric Industries Ltd.	103,700	1,198,650
Ushio, Inc.	15,200	166,679

		5,240,363

Electronic Equipment, Instruments & Components 1.0%
Citizen Holdings Co., Ltd.	35,400	186,998
FUJIFILM Holdings Corp.	63,700	1,281,635
Hamamatsu Photonics KK	9,200	334,501
Hirose Electric Co., Ltd.	4,200	502,905
Hitachi High-Technologies Corp.	9,200	190,382
Hitachi Ltd.	638,000	3,754,316
HOYA Corp.	59,800	1,178,295
Ibiden Co., Ltd.	17,100	273,636
Keyence Corp.	6,311	1,750,196
Kyocera Corp.	21,100	1,913,038
Murata Manufacturing Co., Ltd.	27,900	1,645,860
Nippon Electric Glass Co., Ltd.	51,500	293,241
Omron Corp.	27,900	669,693
Shimadzu Corp.	33,000	225,183
TDK Corp. (a)	17,500	637,293
Yaskawa Electric Corp.	29,000	279,850
Yokogawa Electric Corp.	27,300	299,351

		15,416,373

Food & Staples Retailing 0.3%
Aeon Co., Ltd. (a)	82,500	942,853
FamilyMart Co., Ltd.	7,900	325,465
Lawson, Inc. (a)	8,300	563,031
Seven & I Holdings Co., Ltd.	103,600	2,920,564

		4,751,913

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Food Products 0.3%
Ajinomoto Co., Inc.	89,000	$1,177,689
Calbee, Inc. (a)	2,000	140,926
Kikkoman Corp.	24,000	342,700
MEIJI Holdings Co., Ltd.	7,940	344,340
Nippon Meat Packers, Inc.	23,000	318,826
Nisshin Seifun Group, Inc.	27,500	344,139
Nissin Foods Holdings Co., Ltd.	7,500	284,536
Toyo Suisan Kaisha Ltd.	12,000	319,725
Yakult Honsha Co., Ltd.	13,500	591,329
Yamazaki Baking Co., Ltd.	16,000	178,283

		4,042,493

Gas Utilities 0.2%
Osaka Gas Co., Ltd.	258,000	937,140
Toho Gas Co., Ltd.	58,000	311,023
Tokyo Gas Co., Ltd.	339,000	1,548,910

		2,797,073

Health Care Equipment & Supplies 0.1%
Olympus Corp.*	29,800	578,141
Sysmex Corp.	9,400	432,859
Terumo Corp.	20,900	829,938

		1,840,938

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	6,100	238,433
Medipal Holdings Corp.	20,600	228,400
Miraca Holdings, Inc.	7,800	314,502
Suzuken Co., Ltd.	10,000	281,730

		1,063,065

Health Care Technology 0.0%†
M3, Inc.	72	114,918

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co., (Japan) Ltd. (a)	9,326	246,095
Oriental Land Co., Ltd.	7,000	847,731

		1,093,826

Household Durables 0.4%
Casio Computer Co., Ltd. (a)	33,300	292,281
Panasonic Corp. (a)	303,700	1,856,040
Rinnai Corp.	4,400	298,953
Sekisui Chemical Co., Ltd.	61,000	532,146
Sekisui House Ltd.	76,000	832,176
Sharp Corp. (a)	128,000	450,922
Sony Corp. (a)	138,200	1,549,977

		5,812,495

Household Products 0.1%
Unicharm Corp.	15,400	800,255

Independent Power Producers & Energy Traders 0.0%†
Electric Power Development Co., Ltd.	16,300	386,602

20

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Information Technology Services 0.1%
Itochu Techno-Solutions Corp.	3,400	$140,006
Nomura Research Institute Ltd.	14,100	293,713
NTT Data Corp.	178	557,180
Otsuka Corp.	2,300	174,020

		1,164,919

Insurance 0.5%
Dai-ichi Life Insurance Co., Ltd. (The)	1,169	1,644,852
MS&AD Insurance Group Holdings	69,641	1,389,824
NKSJ Holdings, Inc.	51,450	1,103,554
Sony Financial Holdings, Inc.	24,400	438,669
T&D Holdings, Inc.	78,900	960,629
Tokio Marine Holdings, Inc.	96,200	2,680,062

		8,217,590

Internet & Catalog Retail 0.1%
Rakuten, Inc.	99,800	778,286

Internet Software & Services 0.1%
Dena Co., Ltd.	14,000	461,844
Gree, Inc.	12,900	200,202
Yahoo Japan Corp.	1,943	629,135

		1,291,181

Leisure Equipment & Products 0.2%
Namco Bandai Holdings, Inc.	24,100	312,389
Nikon Corp.	46,900	1,384,694
Sankyo Co., Ltd.	6,700	265,856
Sega Sammy Holdings, Inc.	27,400	462,493
Shimano, Inc.	9,900	633,928
Yamaha Corp.	22,900	242,875

		3,302,235

Machinery 1.2%
Amada Co., Ltd.	51,000	331,860
FANUC Corp.	26,400	4,911,710
Hino Motors Ltd. (a)	36,000	325,397
Hitachi Construction Machinery Co., Ltd. (a)	14,700	309,152
IHI Corp.	185,000	479,724
Japan Steel Works Ltd. (The)	44,000	286,657
JTEKT Corp.	31,100	296,490
Kawasaki Heavy Industries Ltd.	194,000	527,589
Komatsu Ltd.	128,500	3,297,361
Kubota Corp.	151,000	1,736,107
Kurita Water Industries Ltd.	16,200	355,769
Makita Corp.	15,800	733,979
Mitsubishi Heavy Industries Ltd.	418,000	2,021,962
Nabtesco Corp. (a)	15,000	335,044
NGK Insulators Ltd.	35,000	415,194
NSK Ltd.	62,000	441,170
SMC Corp.	7,400	1,344,243
Sumitomo Heavy Industries Ltd.	78,000	373,817

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Machinery (continued)
THK Co., Ltd.	16,900	$303,958

		18,827,183

Marine 0.1%
Mitsui OSK Lines Ltd.	145,000	431,948
Nippon Yusen KK	234,000	550,796

		982,744

Media 0.1%
Dentsu, Inc.	24,901	666,991
Hakuhodo DY Holdings, Inc.	3,540	229,078
Jupiter Telecommunications Co., Ltd.	274	339,750
Toho Co., Ltd.	15,900	279,849

		1,515,668

Metals & Mining 0.4%
Daido Steel Co., Ltd.	38,000	192,688
Hitachi Metals Ltd.	24,000	204,669
JFE Holdings, Inc.	66,000	1,243,879
Kobe Steel Ltd.	336,000	429,317
Maruichi Steel Tube Ltd. (a)	6,400	147,501
Mitsubishi Materials Corp.	160,000	546,987
Nippon Steel & Sumitomo Metal Corp.	1,045,440	2,574,055
Sumitomo Metal Mining Co., Ltd.	71,000	1,002,228
Yamato Kogyo Co., Ltd.	5,700	166,938

		6,508,262

Multiline Retail 0.1%
Don Quijote Co., Ltd.	6,700	246,465
Isetan Mitsukoshi Holdings Ltd.	48,760	477,183
J. Front Retailing Co., Ltd.	67,400	373,555
Marui Group Co., Ltd.	31,200	249,247
Takashimaya Co., Ltd.	36,000	256,179

		1,602,629

Office Electronics 0.5%
Brother Industries Ltd. (a)	34,000	366,025
Canon, Inc. (a)	156,000	6,046,522
Konica Minolta Holdings, Inc.	67,500	485,753
Ricoh Co., Ltd. (a)	89,000	944,685

		7,842,985

Oil, Gas & Consumable Fuels 0.3%
Cosmo Oil Co., Ltd.	85,000	190,365
Idemitsu Kosan Co., Ltd.	3,100	270,129
INPEX Corp.	302	1,615,205
Japan Petroleum Exploration Co.	3,900	137,738
JX Holdings, Inc.	308,889	1,743,916
Showa Shell Sekiyu KK (a)	24,400	138,208
TonenGeneral Sekiyu KK (a)	40,000	345,910

		4,441,471

21

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Paper & Forest Products 0.0%†
Nippon Paper Group, Inc. (a)	13,800	$191,740
Oji Holdings Corp. (a)	107,000	369,080

		560,820

Personal Products 0.2%
Kao Corp.	72,400	1,886,567
Shiseido Co., Ltd.	50,400	711,418

		2,597,985

Pharmaceuticals 1.1%
Astellas Pharma, Inc.	61,200	2,751,650
Chugai Pharmaceutical Co., Ltd.	31,800	609,291
Daiichi Sankyo Co., Ltd.	92,600	1,421,615
Dainippon Sumitomo Pharma Co., Ltd.	21,000	252,288
Eisai Co., Ltd.	34,700	1,448,476
Hisamitsu Pharmaceutical Co., Inc.	8,900	442,956
Kyowa Hakko Kirin Co., Ltd.	37,000	365,013
Mitsubishi Tanabe Pharma Corp.	30,900	402,988
Ono Pharmaceutical Co., Ltd.	11,300	577,251
Otsuka Holdings Co., Ltd.	49,900	1,405,747
Santen Pharmaceutical Co., Ltd.	10,400	399,495
Shionogi & Co., Ltd.	41,900	698,214
Taisho Pharmaceutical Holdings Co., Ltd.	5,200	357,151
Takeda Pharmaceutical Co., Ltd.	108,600	4,853,877
Tsumura & Co.	8,400	253,937

		16,239,949

Real Estate Investment Trusts (REITs) 0.2%
Japan Prime Realty Investment Corp.	101	291,911
Japan Real Estate Investment Corp.	79	778,318
Japan Retail Fund Investment Corp.	291	534,935
Nippon Building Fund, Inc.	86	889,652
Nomura Real Estate Office Fund, Inc.	39	224,660

		2,719,476

Real Estate Management & Development 0.8%
Aeon Mall Co., Ltd.	10,700	263,231
Daito Trust Construction Co., Ltd.	9,800	926,199
Daiwa House Industry Co., Ltd.	69,000	1,186,301
Hulic Co., Ltd. (a)	36,000	244,257
Mitsubishi Estate Co., Ltd.	173,000	4,141,741
Mitsui Fudosan Co., Ltd.	116,000	2,837,718
Nomura Real Estate Holdings, Inc.	12,500	239,031
NTT Urban Development Corp.	147	142,580
Sumitomo Realty & Development Co., Ltd.	49,000	1,632,379
Tokyu Land Corp.	61,000	446,953

		12,060,390

Road & Rail 0.8%
Central Japan Railway Co.	19,900	1,615,074
East Japan Railway Co.	46,776	3,024,730
Hankyu Hanshin Holdings, Inc.	156,000	806,570
Keikyu Corp.	65,000	577,046
Keio Corp.	80,000	596,409
Keisei Electric Railway Co., Ltd.	39,000	329,114

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Road & Rail (continued)
Kintetsu Corp.(a)	221,000	$905,596
Nippon Express Co., Ltd.	120,000	495,869
Odakyu Electric Railway Co., Ltd. (a)	88,000	915,570
Tobu Railway Co., Ltd.	136,000	721,228
Tokyu Corp.	152,000	856,326
West Japan Railway Co.	23,400	921,882

		11,765,414

Semiconductors & Semiconductor Equipment 0.1%
Advantest Corp.	21,100	333,233
Rohm Co., Ltd.	13,500	441,313
Sumco Corp.*	15,700	154,432
Tokyo Electron Ltd.	23,600	1,088,462

		2,017,440

Software 0.2%
Konami Corp.	12,900	290,499
Nexon Co., Ltd.*	16,000	162,049
Nintendo Co., Ltd.	14,700	1,569,626
Oracle Corp. Japan	5,200	216,620
Square Enix Holdings Co., Ltd. (a)	8,100	103,040
Trend Micro, Inc. (a)	14,800	447,184

		2,789,018

Specialty Retail 0.2%
ABC-Mart, Inc.	3,600	156,728
Fast Retailing Co., Ltd.	7,300	1,863,039
Nitori Holdings Co., Ltd.	4,650	340,689
Sanrio Co., Ltd. (a)	6,100	194,614
Shimamura Co., Ltd.	2,800	272,092
USS Co., Ltd.	2,930	305,100
Yamada Denki Co., Ltd. (a)	11,540	446,032

		3,578,294

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	21,000	320,808

Tobacco 0.2%
Japan Tobacco, Inc.	123,800	3,497,273

Trading Companies & Distributors 0.9%
ITOCHU Corp.	207,100	2,188,861
Marubeni Corp.	227,000	1,628,780
Mitsubishi Corp.	193,300	3,721,597
Mitsui & Co., Ltd.	239,000	3,582,339
Sojitz Corp.	178,500	263,919
Sumitomo Corp.	154,800	1,986,053
Toyota Tsusho Corp.	29,800	735,547

		14,107,096

Transportation Infrastructure 0.0%†
Kamigumi Co., Ltd.	34,000	271,280
Mitsubishi Logistics Corp.	18,000	258,286

		529,566

22

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Wireless Telecommunication Services 0.7%
KDDI Corp.	37,100	$2,622,870
NTT DoCoMo, Inc.	2,102	3,030,075
Softbank Corp.	121,900	4,466,566

		10,119,511

		302,998,723

JERSEY, CHANNEL ISLANDS 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.	11,994	1,186,533

LUXEMBOURG 0.4%
Energy Equipment & Services 0.1%
Tenaris SA	64,939	1,354,002

Media 0.1%
SES SA, FDR	41,783	1,203,381

Metals & Mining 0.1%
ArcelorMittal	128,815	2,245,946

Wireless Telecommunication Services 0.1%
Millicom International Cellular SA, SDR	8,532	740,585

		5,543,914

MACAU 0.1%
Hotels, Restaurants & Leisure 0.1%
Sands China Ltd.	332,300	1,485,602
Wynn Macau Ltd.*	206,400	568,360

		2,053,962

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo PLC	24,155	740,871

NETHERLANDS 4.6%
Air Freight & Logistics 0.0%†
TNT Express NV	44,734	499,725

Beverages 0.2%
Heineken Holding NV	13,750	757,111
Heineken NV	31,690	2,124,608

		2,881,719

Chemicals 0.2%
Akzo Nobel NV	32,278	2,136,697
Koninklijke DSM NV	21,206	1,292,414

		3,429,111

Computers & Peripherals 0.1%
Gemalto NV	10,892	983,164

Construction & Engineering 0.0%†
Koninklijke Boskalis Westminster NV	10,330	467,607

Diversified Financial Services 0.3%
ING Groep NV, CVA*	526,893	5,004,420

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	137,784	$681,386
Ziggo NV	15,587	509,414

		1,190,800

Energy Equipment & Services 0.0%†
Fugro NV, CVA	9,796	581,273

Food & Staples Retailing 0.1%
Koninklijke Ahold NV	136,130	1,825,367

Food Products 0.6%
D.E. Master Blenders 1753 NV*	81,347	934,572
Unilever NV, CVA	224,098	8,574,794

		9,509,366

Industrial Conglomerates 0.3%
Koninklijke Philips Electronics NV	142,991	3,786,428

Insurance 0.1%
Aegon NV	236,359	1,526,835
Delta Lloyd NV	20,196	332,703

		1,859,538

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	32,371	587,894

Media 0.2%
Reed Elsevier NV	94,604	1,402,758
Wolters Kluwer NV	40,726	836,581

		2,239,339

Oil, Gas & Consumable Fuels 2.0%
Royal Dutch Shell PLC, Class A	509,832	17,696,368
Royal Dutch Shell PLC, Class B	362,071	12,917,364

		30,613,732

Professional Services 0.1%
Randstad Holding NV	16,557	614,548

Real Estate Investment Trusts (REITs) 0.0%†
Corio NV	9,521	436,596

Semiconductors & Semiconductor Equipment 0.2%
ASML Holding NV	43,710	2,803,281

Transportation Infrastructure 0.1%
Koninklijke Vopak NV	9,984	705,745

		70,019,653

NEW ZEALAND 0.1%
Construction Materials 0.1%
Fletcher Building Ltd.	97,629	685,288

Diversified Telecommunication Services 0.0%†
Telecom Corp. of New Zealand Ltd.	268,513	508,245

Electric Utilities 0.0%†
Contact Energy Ltd.*	53,701	231,878

Hotels, Restaurants & Leisure 0.0%†
SKYCITY Entertainment Group Ltd.	81,319	255,372

23

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

NEW ZEALAND (continued)
Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	118,604	$262,524

		1,943,307

NORWAY 0.9%
Chemicals 0.1%
Yara International ASA	25,713	1,282,015

Commercial Banks 0.1%
DNB ASA	134,411	1,717,995

Diversified Telecommunication Services 0.1%
Telenor ASA	94,947	1,933,295

Energy Equipment & Services 0.2%
Aker Solutions ASA	21,944	454,430
Seadrill Ltd.	48,406	1,783,370

		2,237,800

Industrial Conglomerates 0.1%
Orkla ASA	104,560	916,315

Insurance 0.0%†
Gjensidige Forsikring ASA	27,960	401,801

Metals & Mining 0.0%†
Norsk Hydro ASA	130,283	661,256

Oil, Gas & Consumable Fuels 0.3%
Statoil ASA	153,519	3,869,388

		13,019,865

PORTUGAL 0.2%
Commercial Banks 0.0%†
Banco Espirito Santo SA REG*	265,825	316,160

Diversified Telecommunication Services 0.0%†
Portugal Telecom SGPS SA REG (a)	87,113	433,805

Electric Utilities 0.1%
EDP — Energias de Portugal SA	255,165	776,157

Food & Staples Retailing 0.1%
Jeronimo Martins SGPS SA	31,299	605,210

Oil, Gas & Consumable Fuels 0.0%†
Galp Energia SGPS SA, Class B	35,657	555,456

		2,686,788

SINGAPORE 1.8%
Aerospace & Defense 0.1%
Singapore Technologies Engineering Ltd.	211,000	665,959

Airlines 0.1%
Singapore Airlines Ltd. (a)	74,866	664,028

Commercial Banks 0.6%
DBS Group Holdings Ltd.	250,500	3,075,268
Oversea-Chinese Banking Corp., Ltd.	355,000	2,860,585
United Overseas Bank Ltd.	176,000	2,887,111

		8,822,964

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	15,000	$597,447

Diversified Financial Services 0.1%
Singapore Exchange Ltd.	121,000	703,142

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,096,850	2,984,562

Food & Staples Retailing 0.0%†
Olam International Ltd. (a)	207,600	266,668

Food Products 0.1%
Golden Agri-Resources Ltd.	938,612	505,114
Wilmar International Ltd. (a)	269,294	743,464

		1,248,578

Hotels, Restaurants & Leisure 0.1%
Genting Singapore PLC	830,296	953,893

Industrial Conglomerates 0.2%
Fraser and Neave Ltd.	125,745	1,004,774
Keppel Corp., Ltd.	197,400	1,802,571
SembCorp Industries Ltd.	139,000	606,085

		3,413,430

Machinery 0.0%†
SembCorp Marine Ltd. (a)	119,800	457,660

Media 0.0%†
Singapore Press Holdings Ltd. (a)	193,000	639,118

Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust	255,466	499,927
CapitaCommercial Trust	252,000	349,706
CapitaMall Trust	313,200	550,378

		1,400,011

Real Estate Management & Development 0.2%
CapitaLand Ltd.	350,097	1,077,638
CapitaMalls Asia Ltd.	201,300	324,204
City Developments Ltd.	70,000	748,649
Global Logistic Properties Ltd.	279,000	645,247
Keppel Land Ltd. (a)	106,538	356,824
UOL Group Ltd.	62,000	305,777

		3,458,339

Road & Rail 0.0%†
ComfortDelGro Corp., Ltd.	266,000	391,319

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U	718,000	574,665

Wireless Telecommunication Services 0.0%†
StarHub Ltd.	81,475	255,196

		27,496,979

SPAIN 3.0%
Biotechnology 0.0%†
Grifols SA* (a)	20,391	713,035

24

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Commercial Banks 1.3%
Banco Bilbao Vizcaya Argentaria SA (a)	745,880	$6,929,845
Banco de Sabadell SA* (a)	385,989	1,009,468
Banco Popular Espanol SA (a)	695,487	543,613
Banco Santander SA	1,413,416	11,486,844
Bankia SA* (a)	145,233	74,955
CaixaBank (a)	110,976	388,755

		20,433,480

Construction & Engineering 0.1%
ACS Actividades de Construccion y
Servicios SA	20,058	508,342
Ferrovial SA	55,461	825,611

		1,333,953

Diversified Telecommunication Services 0.5%
Telefonica SA	560,225	7,584,913

Electric Utilities 0.3%
Acciona SA	3,652	272,726
Iberdrola SA	543,033	3,032,677
Red Electrica Corp. SA (a)	14,491	715,796

		4,021,199

Food & Staples Retailing 0.0%†
Distribuidora Internacional de Alimentacion SA	82,201	525,194

Gas Utilities 0.1%
Enagas SA	25,271	541,407
Gas Natural SDG SA	46,387	836,234

		1,377,641

Information Technology Services 0.1%
Amadeus IT Holding SA, Class A	43,083	1,088,767

Insurance 0.0%†
Mapfre SA (a)	107,583	331,478

Machinery 0.0%†
Zardoya Otis SA	22,612	323,617

Oil, Gas & Consumable Fuels 0.2%
Repsol SA (a)	112,308	2,292,512

Specialty Retail 0.3%
Industria de Diseno Textil SA	30,010	4,216,593

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	50,197	829,072

		45,071,454

SWEDEN 3.1%
Building Products 0.1%
Assa Abloy AB, Class B	45,608	1,716,809

Capital Markets 0.0%†
Ratos AB, Class B	27,367	263,566

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Commercial Banks 0.6%
Nordea Bank AB	362,110	$3,483,110
Skandinaviska Enskilda Banken AB, Class A	193,992	1,659,733
Svenska Handelsbanken AB, Class A	67,905	2,441,313
Swedbank AB, Class A	108,450	2,130,540

		9,714,696

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	44,457	389,740

Communications Equipment 0.3%
Telefonaktiebolaget LM Ericsson, Class B	419,267	4,235,121

Construction & Engineering 0.1%
Skanska AB, Class B	51,407	843,635

Diversified Financial Services 0.2%
Industrivarden AB, Class C	17,539	292,211
Investment AB Kinnevik, Class B	28,268	591,294
Investor AB, Class B	62,641	1,645,589

		2,529,094

Diversified Telecommunication Services 0.1%
TeliaSonera AB	297,783	2,021,648

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	31,616	799,513

Health Care Equipment & Supplies 0.1%
Elekta AB, Class B	49,794	776,410
Getinge AB, Class B	27,156	923,109

		1,699,519

Household Durables 0.1%
Electrolux AB Series B	32,594	860,953
Husqvarna AB, Class B	53,842	326,768

		1,187,721

Household Products 0.1%
Svenska Cellulosa AB, Class B	79,624	1,731,234

Machinery 0.8%
Alfa Laval AB	45,327	947,778
Atlas Copco AB, Class A	92,364	2,561,280
Atlas Copco AB, Class B	53,661	1,317,190
Sandvik AB	138,022	2,218,257
Scania AB, Class B	43,267	899,581
SKF AB, Class B	53,903	1,365,234
Volvo AB, Class B	191,426	2,639,597

		11,948,917

Metals & Mining 0.0%†
Boliden AB	38,309	727,909

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB*	30,424	704,080

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B	130,606	4,526,418

25

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Tobacco 0.1%
Swedish Match AB	28,328	$950,969

Wireless Telecommunication Services 0.1%
Tele2 AB, Class B	42,709	771,959

		46,762,548

SWITZERLAND 9.3%
Biotechnology 0.0%†
Actelion Ltd. REG*	14,885	712,260

Building Products 0.1%
Geberit AG REG*	4,927	1,092,194

Capital Markets 0.9%
Credit Suisse Group AG REG*	170,964	4,172,611
Julius Baer Group Ltd.*	28,904	1,029,064
Partners Group Holding AG (a)	2,247	519,460
UBS AG REG*	500,936	7,839,088

		13,560,223

Chemicals 0.5%
EMS-Chemie Holding AG REG (a)	1,002	236,226
Givaudan SA REG*	1,143	1,207,910
Sika AG	289	668,441
Syngenta AG REG	12,860	5,195,265

		7,307,842

Commercial Banks 0.0%†
Banque Cantonale Vaudoise REG (a)	453	241,254

Construction Materials 0.2%
Holcim Ltd. REG*	31,492	2,319,546

Diversified Financial Services 0.0%†
Pargesa Holding SA	3,802	262,032

Diversified Telecommunication Services 0.1%
Swisscom AG REG	3,206	1,389,204

Electrical Equipment 0.4%
ABB Ltd. REG*	302,505	6,273,207

Energy Equipment & Services 0.1%
Transocean Ltd.	49,212	2,206,355

Food Products 2.0%
Aryzta AG*	11,761	605,167
Barry Callebaut AG REG* (a)	248	239,925
Lindt & Spruengli AG REG*	13	492,046
Lindt & Spruengli AG — Participation Certificate*	116	378,289
Nestle SA REG	443,260	28,919,821

		30,635,248

Health Care Equipment & Supplies 0.1%
Sonova Holding AG REG*	6,543	727,085

Insurance 0.7%
Baloise Holding AG REG	6,660	575,243
Swiss Life Holding AG REG*	4,280	571,278

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Insurance (continued)
Swiss Re AG*	48,443	$3,512,061
Zurich Insurance Group AG*	20,272	5,432,045

		10,090,627

Life Sciences Tools & Services 0.0%†
Lonza Group AG REG*	6,956	376,919

Machinery 0.1%
Schindler Holding AG REG	2,819	399,792
Schindler Holding AG — Participation Certificate	6,599	954,584
Sulzer AG REG	3,393	537,007

		1,891,383

Marine 0.1%
Kuehne + Nagel International AG REG (a)	7,355	886,713

Metals & Mining 0.5%
Glencore International PLC (a)	523,731	3,025,505
Xstrata PLC	289,138	5,047,137

		8,072,642

Pharmaceuticals 2.6%
Novartis AG REG	315,397	19,924,665
Roche Holding AG	96,326	19,475,305

		39,399,970

Professional Services 0.2%
Adecco SA REG*	18,099	958,492
SGS SA REG	753	1,672,460

		2,630,952

Real Estate Management & Development 0.0%†
Swiss Prime Site AG REG*	7,798	650,935

Semiconductors & Semiconductor Equipment 0.0%†
STMicroelectronics NV	90,321	655,688

Textiles, Apparel & Luxury Goods 0.6%
Compagnie Financiere Richemont SA, Class A	71,807	5,636,531
Swatch Group AG (The) REG	6,102	527,854
Swatch Group AG (The) — Bearer Shares	4,242	2,151,136

		8,315,521

Trading Companies & Distributors 0.1%
Wolseley PLC	37,549	1,795,545

		141,493,345

UNITED KINGDOM 19.3%
Aerospace & Defense 0.5%
BAE Systems PLC	446,777	2,483,271
Cobham PLC	148,242	538,642
Meggitt PLC	109,973	688,624
Rolls-Royce Holdings PLC*	257,542	3,694,025

26

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Aerospace & Defense (continued)
Rolls-Royce Holdings PLC, Class C* (b)	20,405,620	$33,148

		7,437,710

Airlines 0.0%†
International Consolidated Airlines Group SA*	135,219	401,415

Auto Components 0.0%†
GKN PLC	221,094	834,140

Beverages 1.1%
Diageo PLC	344,657	10,038,696
SABMiller PLC	131,446	6,100,557

		16,139,253

Capital Markets 0.2%
3i Group PLC	137,387	490,325
Aberdeen Asset Management PLC	116,584	701,534
Hargreaves Lansdown PLC	30,217	337,960
ICAP PLC	78,558	397,240
Investec PLC	75,672	526,801
Schroders PLC	15,870	440,941

		2,894,801

Chemicals 0.1%
Croda International PLC	18,355	717,406
Johnson Matthey PLC	28,178	1,106,920

		1,824,326

Commercial Banks 3.2%
Barclays PLC	1,598,710	6,944,766
HSBC Holdings PLC	2,511,543	26,614,251
Lloyds Banking Group PLC*	5,805,756	4,626,578
Royal Bank of Scotland Group PLC*	286,652	1,532,136
Standard Chartered PLC	329,050	8,515,731

		48,233,462

Commercial Services & Supplies 0.2%
Aggreko PLC	36,885	1,052,645
Babcock International Group PLC	49,018	773,751
G4S PLC	191,192	801,094
Serco Group PLC	69,959	612,823

		3,240,313

Construction & Engineering 0.0%†
Balfour Beatty PLC	91,112	410,090

Containers & Packaging 0.1%
Rexam PLC	119,363	854,066

Diversified Financial Services 0.0%†
London Stock Exchange Group PLC	23,018	410,598

Diversified Telecommunication Services 0.3%
BT Group PLC	1,073,749	4,096,570
Inmarsat PLC	59,841	576,808

		4,673,378

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Electric Utilities 0.2%
SSE PLC	129,949	$3,023,149

Energy Equipment & Services 0.2%
AMEC PLC	44,283	732,041
Petrofac Ltd.	35,376	945,457
Subsea 7 SA	38,400	922,841

		2,600,339

Food & Staples Retailing 0.6%
J Sainsbury PLC	167,498	947,644
Tesco PLC	1,106,013	6,092,559
WM Morrison Supermarkets PLC	321,597	1,380,828

		8,421,031

Food Products 0.6%
Associated British Foods PLC	48,989	1,251,588
Tate & Lyle PLC	63,655	787,552
Unilever PLC	176,561	6,863,088

		8,902,228

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	123,312	1,363,078

Hotels, Restaurants & Leisure 0.4%
Carnival PLC	24,881	966,186
Compass Group PLC	253,117	3,004,691
InterContinental Hotels Group PLC	37,396	1,048,598
Tui Travel PLC	66,793	309,937
Whitbread PLC	24,266	975,117

		6,304,529

Household Products 0.4%
Reckitt Benckiser Group PLC	89,504	5,681,678

Industrial Conglomerates 0.1%
Smiths Group PLC	53,821	1,054,225

Insurance 1.0%
Admiral Group PLC	27,967	532,731
Aviva PLC	401,343	2,483,489
Legal & General Group PLC	807,864	1,937,152
Old Mutual PLC	669,401	1,966,054
Prudential PLC	351,022	5,008,153
RSA Insurance Group PLC	483,104	997,692
Standard Life PLC	324,259	1,772,547

		14,697,818

Machinery 0.2%
IMI PLC	43,557	788,350
Invensys PLC	113,760	608,792
Melrose Industries PLC	170,814	627,439
Weir Group PLC (The)	28,665	886,411

		2,910,992

Media 0.4%
British Sky Broadcasting Group PLC	150,476	1,897,864
ITV PLC	492,886	855,042

27

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Media (continued)
Pearson PLC	112,235	$2,187,635
Reed Elsevier PLC	167,456	1,767,942

		6,708,483

Metals & Mining 1.9%
Anglo American PLC	191,226	6,028,042
Antofagasta PLC	54,228	1,188,404
BHP Billiton PLC	290,556	10,248,924
Eurasian Natural Resources Corp. PLC	36,693	173,538
Evraz PLC	50,207	215,474
Kazakhmys PLC	30,367	392,484
Rio Tinto PLC	184,400	10,755,252
Vedanta Resources PLC	14,426	278,530

		29,280,648

Multiline Retail 0.2%
Marks & Spencer Group PLC	220,991	1,388,182
Next PLC	22,772	1,382,317

		2,770,499

Multi-Utilities 0.6%
Centrica PLC	713,122	3,892,004
National Grid PLC	496,986	5,700,140

		9,592,144

Oil, Gas & Consumable Fuels 1.9%
BG Group PLC	467,304	7,794,542
BP PLC	2,617,566	18,199,711
Tullow Oil PLC	124,695	2,599,569

		28,593,822

Pharmaceuticals 1.5%
AstraZeneca PLC	171,849	8,143,877
GlaxoSmithKline PLC	684,329	14,899,421

		23,043,298

Professional Services 0.1%
Capita PLC	89,917	1,111,096
Intertek Group PLC	22,107	1,122,963

		2,234,059

Real Estate Investment Trusts (REITs) 0.3%
British Land Co. PLC	116,124	1,072,827
Capital Shopping Centres Group PLC	78,656	452,511
Hammerson PLC	95,344	764,538
Land Securities Group PLC	107,168	1,429,730
Segro PLC	97,198	394,530

		4,114,136

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings PLC	189,393	2,391,795

Software 0.1%
Sage Group PLC (The)	174,238	837,824

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Specialty Retail 0.1%
Kingfisher PLC	325,870	$1,522,652

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group PLC	60,336	1,212,843

Tobacco 1.2%
British American Tobacco PLC	267,407	13,593,627
Imperial Tobacco Group PLC	135,462	5,252,075

		18,845,702

Trading Companies & Distributors 0.0%†
Bunzl PLC	44,604	738,274

Water Utilities 0.1%
Severn Trent PLC	32,486	835,926
United Utilities Group PLC	93,757	1,032,143

		1,868,069

Wireless Telecommunication Services 1.1%
Vodafone Group PLC	6,763,732	17,026,110

		293,092,977

UNITED STATES 0.0%†
Metals & Mining 0.0%†
Sims Metal Management Ltd. (a)	23,522	232,429

Total Common Stocks (cost $1,409,614,919)		1,503,684,616

Preferred Stocks 0.6%
GERMANY 0.6%
Automobiles 0.5%
Bayerische Motoren Werke AG	7,558	489,600
Porsche Automobil Holding SE	21,058	1,733,386
Volkswagen AG	19,895	4,564,887

		6,787,873

Household Products 0.1%
Henkel AG & Co. KGaA	24,505	2,016,051

Media 0.0%†
ProSiebenSat.1 Media AG	11,330	322,722

Multi-Utilities 0.0%†
RWE AG — Non Voting Preference Shares	5,878	222,258

		9,348,904

Total Preferred Stocks (cost $5,931,626)		9,348,904

28

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

Rights 0.0%

	Number of Rights	Market Value

SINGAPORE 0.0%†
Food & Staples Retailing 0.0%†
Olam International Ltd., expiring at an exercise price of $0.95 on 1/21/2013* (b)	64,978	$0

SPAIN 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring at an exercise price of $1.00 on 1/10/2013* (a)	112,308	68,487

Total Rights (cost $—)		68,487

Mutual Fund 0.0%

	Shares	Market Value

Money Market Fund 0.0%†
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (c)	303,924	303,924

Total Mutual Fund (cost $303,924)		303,924

Repurchase Agreements 3.0%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.18%, dated 12/31/12, due 01/02/12, repurchase price $35,000,350, collateralized by U.S. Government Agency and Treasury Securities ranging from 0.13% - 6.25%, maturing 12/31/14 - 05/15/29; total market value $35,700,001. (d)	$35,000,000	35,000,000
Credit Suisse (USA) LLC, 0.22%, dated 12/31/12, due 01/02/12, repurchase price $10,576,410, collateralized by U.S. Government Treasury Securities, 0.00%, maturing 01/03/13 - 12/12/13; total market value $10,787,823. (d)	10,576,280	10,576,280

Total Repurchase Agreements (cost $45,576,280)		45,576,280

Total Investments (cost $1,461,426,749) (e) — 102.8%		1,558,982,211

Liabilities in excess of other assets — (2.8)%		(42,259,335)

NET ASSETS — 100.0%		$1,516,722,876

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2012. The total value of securities on loan at December 31, 2012 was $43,140,680.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of December 31, 2012.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2012 was $45,576,280.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

BM	Limited Liability

CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certificate

FDR	Fiduciary Depositary Receipt

KGaA	Limited Partnership with shares

KK	Joint Stock Company

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

SCPA	Italian consortium joint-stock company

SDR	Swedish Depository Receipts

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

29

Statement of Investments (Continued)

December 31, 2012

NVIT International Index Fund (Continued)

At December 31, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
41	DJ Euro Stoxx 50	03/15/13	$1,415,185	$(2,214)
17	FTSE 100 Index	03/15/13	1,614,963	(3,359)
16	SGX Nikkei 225 Index	03/07/13	958,042	79,516
5	SPI 200 Index	03/21/13	599,186	8,764

			$4,587,376	$82,707

The accompanying notes are an integral part of these financial statements.

30

Statement of Assets and Liabilities

December 31, 2012

NVIT International Index Fund
Assets:
Investments, at value* (cost $1,415,850,469)	$1,513,405,931
Repurchase agreements, at value and cost	45,576,280

Total Investments	1,558,982,211

Deposits with broker for futures contracts	330,000
Foreign currencies, at value (cost $2,397,839)	2,382,621
Dividends receivable	1,520,146
Security lending income receivable	39,131
Receivable for investments sold	57,825
Receivable for capital shares issued	907,662
Reclaims receivable	881,265
Prepaid expenses	3,391

Total Assets	1,565,104,252

Liabilities:
Payable for investments purchased	57,516
Payable for capital shares redeemed	2,272,046
Payable for variation margin on futures contracts	32,884
Payable upon return of securities loaned (Note 2)	45,576,280
Accrued expenses and other payables:
Investment advisory fees	308,662
Fund administration fees	37,869
Distribution fees	11,236
Administrative servicing fees	11,890
Accounting and transfer agent fees	22,122
Custodian fees	10,032
Professional fees	17,532
Printing fees	11,286
Other	12,021

Total Liabilities	48,381,376

Net Assets	$1,516,722,876

Represented by:
Capital	$1,566,795,972
Accumulated undistributed net investment income	4,331,008
Accumulated net realized losses from investment, futures, and foreign currency transactions	(152,046,921)
Net unrealized appreciation/(depreciation) from investments	97,555,462
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	82,707
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	4,648

Net Assets	$1,516,722,876

Net Assets:
Class II Shares	$12,451,393
Class VI Shares	4,245,591
Class VIII Shares	23,542,464
Class Y Shares	1,476,483,428

Total	$1,516,722,876

*	Includes value of securities on loan of $43,140,680 (Note 2).

31

Statement of Assets and Liabilities (Continued)

December 31, 2012

NVIT International Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class II Shares	1,487,222
Class VI Shares	508,236
Class VIII Shares	2,817,760
Class Y Shares	176,020,670

Total	180,833,888

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$8.37
Class VI Shares	$8.35
Class VIII Shares	$8.36
Class Y Shares	$8.39

The accompanying notes are an integral part of these financial statements.

32

Statement of Operations

For the Year Ended December 31, 2012

NVIT International Index Fund
INVESTMENT INCOME:
Dividend income	$53,583,160
Income from securities lending (Note 2)	1,832,333
Other income	729
Foreign tax withholding	(3,471,206)

Total Income	51,945,016

EXPENSES:
Investment advisory fees	3,589,456
Fund administration fees	446,856
Distribution fees Class II Shares	31,660
Distribution fees Class VI Shares	8,344
Distribution fees Class VIII Shares	85,649
Administrative servicing fees Class II Shares	18,996
Administrative servicing fees Class VI Shares	5,007
Administrative servicing fees Class VIII Shares	32,118
Professional fees	82,827
Printing fees	19,392
Trustee fees	55,284
Custodian fees	61,861
Accounting and transfer agent fees	88,991
Compliance program costs (Note 3)	5,707
Other	235,206

Total expenses before earnings credit and fees waived	4,767,354

Earnings credit (Note 5)	(1)
Investment advisory fees waived (Note 3)	(30,340)

Net Expenses	4,737,013

NET INVESTMENT INCOME	47,208,003

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(85,830,279)
Net realized gains from futures transactions (Note 2)	1,399,218
Net realized losses from foreign currency transactions (Note 2)	(791,695)

Net realized losses from investment, futures, and foreign currency transactions	(85,222,756)

Net change in unrealized appreciation/(depreciation) from investments	291,264,175
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(67,475)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	314,769

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	291,511,469

Net realized/unrealized gains from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	206,288,713

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$253,496,716

The accompanying notes are an integral part of these financial statements.

33

Statements of Changes in Net Assets

	NVIT International Index Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$47,208,003	$40,536,815
Net realized losses from investment, futures, and foreign currency transactions	(85,222,756)	(32,668,525)
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	291,511,469	(179,763,592)

Change in net assets resulting from operations	253,496,716	(171,895,302)

Distributions to Shareholders From:
Net investment income:
Class II	(289,296)	(421,342)
Class VI	(102,530)	(71,668)
Class VIII	(536,444)	(648,199)
Class Y	(40,753,180)	(38,719,138)

Change in net assets from shareholder distributions	(41,681,450)	(39,860,347)

Change in net assets from capital transactions	(79,790,423)	346,422,014

Change in net assets	132,024,843	134,666,365

Net Assets:
Beginning of year	1,384,698,033	1,250,031,668

End of year	$1,516,722,876	$1,384,698,033

Accumulated undistributed (distributions in excess of) net investment income at end of year	$4,331,008	$(711,432)

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$16,492,735	$6,916,200
Dividends reinvested	289,296	421,342
Cost of shares redeemed	(20,591,382)	(8,142,816)

Total Class II Shares	(3,809,351)	(805,274)

Class VI Shares
Proceeds from shares issued	1,749,612	1,281,293
Dividends reinvested	102,530	71,668
Cost of shares redeemed	(653,697)	(716,820)

Total Class VI Shares	1,198,445	636,141

Class VIII Shares
Proceeds from shares issued	3,811,029	13,853,111
Dividends reinvested	536,444	648,199
Cost of shares redeemed	(8,630,423)	(4,634,053)

Total Class VIII Shares	(4,282,950)	9,867,257

Class Y Shares
Proceeds from shares issued	129,787,099	440,374,380
Dividends reinvested	40,753,180	38,719,138
Cost of shares redeemed	(243,436,846)	(142,369,628)

Total Class Y Shares	(72,896,567)	336,723,890

Change in net assets from capital transactions	$(79,790,423)	$346,422,014

34

Statements of Changes in Net Assets (Continued)

	NVIT International Index Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class II Shares
Issued	2,113,533	826,739
Reinvested	35,267	54,348
Redeemed	(2,642,547)	(962,314)

Total Class II Shares	(493,747)	(81,227)

Class VI Shares
Issued	225,344	156,644
Reinvested	12,529	9,336
Redeemed	(84,446)	(91,943)

Total Class VI Shares	153,427	74,037

Class VIII Shares
Issued	489,405	1,607,563
Reinvested	65,483	84,127
Redeemed	(1,119,198)	(548,980)

Total Class VIII Shares	(564,310)	1,142,710

Class Y Shares
Issued	16,837,752	55,236,868
Reinvested	4,955,557	5,012,334
Redeemed	(30,766,909)	(17,213,494)

Total Class Y Shares	(8,973,600)	43,035,708

Total change in shares	(9,878,230)	44,171,228

The accompanying notes are an integral part of these financial statements.

35

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT International Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover(b)
Class II Shares
Year Ended December 31, 2012(c)	$7.25	0.24	1.08	1.32	(0.20)	–	(0.20)	–	$8.37	18.29%	$12,451,393	0.71%	3.03%	0.72%	8.67%
Year Ended December 31, 2011(c)	$8.51	0.23	(1.27)	(1.04)	(0.22)	–	(0.22)	–	$7.25	(12.72)%	$14,359,606	0.71%	2.79%	0.73%	5.07%
Year Ended December 31, 2010(c)	$8.11	0.17	0.40	0.57	(0.17)	–	(0.17)	–	$8.51	7.52%	$17,558,453	0.72%	2.21%	0.74%	2.94%
Year Ended December 31, 2009(c)	$6.47	0.16	1.67	1.83	(0.19)	–	(0.19)	–	$8.11	28.58%	$19,971,187	0.77%	2.24%	0.77%	4.25%
Year Ended December 31, 2008(c)	$11.63	0.28	(5.25)	(4.97)	(0.18)	(0.01)	(0.19)	–	$6.47	(43.11)%	$8,121,114	0.80%	3.01%	0.80%	5.50%

Class VI Shares
Year Ended December 31, 2012(c)	$7.24	0.22	1.10	1.32	(0.21)	–	(0.21)	–	$8.35	18.29%	$4,245,591	0.71%	2.76%	0.71%	8.67%
Year Ended December 31, 2011(c)	$8.50	0.22	(1.26)	(1.04)	(0.22)	–	(0.22)	–	$7.24	(12.72)%	$2,568,104	0.71%	2.73%	0.73%	5.07%
Year Ended December 31, 2010(c)	$8.10	0.17	0.40	0.57	(0.17)	–	(0.17)	–	$8.50	7.54%	$2,387,761	0.72%	2.15%	0.74%	2.94%
Year Ended December 31, 2009(c)	$6.46	0.16	1.67	1.83	(0.19)	–	(0.19)	–	$8.10	28.62%	$1,925,332	0.79%	2.31%	0.79%	4.25%
Year Ended December 31, 2008(c)	$11.62	0.26	(5.23)	(4.97)	(0.18)	(0.01)	(0.19)	–	$6.46	(43.11)%	$1,258,425	0.75%	2.93%	0.89%	5.50%

Class VIII Shares
Year Ended December 31, 2012(c)	$7.24	0.20	1.11	1.31	(0.19)	–	(0.19)	–	$8.36	18.21%	$23,542,464	0.86%	2.62%	0.87%	8.67%
Year Ended December 31, 2011(c)	$8.50	0.21	(1.26)	(1.05)	(0.21)	–	(0.21)	–	$7.24	(12.85)%	$24,478,621	0.86%	2.57%	0.88%	5.07%
Year Ended December 31, 2010(c)	$8.10	0.16	0.40	0.56	(0.16)	–	(0.16)	–	$8.50	7.40%	$19,042,860	0.87%	2.08%	0.89%	2.94%
Year Ended December 31, 2009(c)	$6.46	0.16	1.66	1.82	(0.18)	–	(0.18)	–	$8.10	28.61%	$14,978,079	0.82%	2.22%	0.82%	4.25%
Year Ended December 31, 2008(c)	$11.61	0.28	(5.24)	(4.96)	(0.18)	(0.01)	(0.19)	–	$6.46	(43.09)%	$8,345,491	0.76%	3.00%	0.77%	5.50%

Class Y Shares(d)
Year Ended December 31, 2012(c)	$7.26	0.25	1.12	1.37	(0.24)	–	(0.24)	–	$8.39	18.89%	$1,476,483,428	0.31%	3.26%	0.32%	8.67%
Year Ended December 31, 2011(c)	$8.53	0.25	(1.27)	(1.02)	(0.25)	–	(0.25)	–	$7.26	(12.44)%	$1,343,291,702	0.31%	3.10%	0.34%	5.07%
Year Ended December 31, 2010(c)	$8.12	0.20	0.41	0.61	(0.20)	–	(0.20)	–	$8.53	8.07%	$1,211,042,594	0.32%	2.56%	0.34%	2.94%
Year Ended December 31, 2009(c)	$6.48	0.19	1.67	1.86	(0.22)	–	(0.22)	–	$8.12	29.07%	$1,000,971,023	0.37%	2.76%	0.37%	4.25%
Year Ended December 31, 2008(c)	$11.65	0.24	(5.18)	(4.94)	(0.22)	(0.01)	(0.23)	–	$6.48	(42.87)%	$575,324,463	0.37%	2.85%	0.38%	5.50%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares.

The accompanying notes are an integral part of these financial statements.

36

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT International Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, other unaffiliated insurance companies, and other series of the Trust that operate as funds-of-funds, such as the NVIT Investor Destinations Funds.

The Fund is a diversified fund as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such

37

Notes to Financial Statements (Continued)

December 31, 2012

price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$12,969,434	$—	$12,969,434
Air Freight & Logistics	—	4,439,820	—	4,439,820
Airlines	116,552	2,888,977	—	3,005,529
Auto Components	—	13,954,842	—	13,954,842
Automobiles	—	49,227,856	—	49,227,856
Beverages	—	38,611,809	—	38,611,809
Biotechnology	12,170	6,012,003	—	6,024,173
Building Products	—	8,347,721	—	8,347,721

38

Notes to Financial Statements (Continued)

December 31, 2012

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Capital Markets	$—	$28,920,463	$—	$28,920,463
Chemicals	—	56,624,701	—	56,624,701
Commercial Banks	—	194,727,274	—	194,727,274
Commercial Services & Supplies	—	9,249,193	—	9,249,193
Communications Equipment	—	6,270,353	—	6,270,353
Computers & Peripherals	—	5,019,586	—	5,019,586
Construction & Engineering	—	10,603,224	—	10,603,224
Construction Materials	—	9,613,115	—	9,613,115
Consumer Finance	—	834,786	—	834,786
Containers & Packaging	—	2,542,306	—	2,542,306
Distributors	—	2,047,532	—	2,047,532
Diversified Consumer Services	—	399,517	—	399,517
Diversified Financial Services	—	18,054,868	—	18,054,868
Diversified Telecommunication Services	—	44,553,796	—	44,553,796
Electric Utilities	—	24,588,648	—	24,588,648
Electrical Equipment	—	19,918,852	—	19,918,852
Electronic Equipment, Instruments & Components	—	16,215,886	—	16,215,886
Energy Equipment & Services	—	13,317,825	—	13,317,825
Food & Staples Retailing	—	32,077,487	—	32,077,487
Food Products	—	61,125,839	—	61,125,839
Gas Utilities	—	7,857,932	—	7,857,932
Health Care Equipment & Supplies	—	10,148,651	—	10,148,651
Health Care Providers & Services	—	6,495,349	—	6,495,349
Health Care Technology	—	114,918	—	114,918
Hotels, Restaurants & Leisure	—	17,231,202	—	17,231,202
Household Durables	—	7,000,216	—	7,000,216
Household Products	—	9,439,123	—	9,439,123
Independent Power Producers & Energy Traders	—	846,687	—	846,687
Industrial Conglomerates	—	25,309,950	—	25,309,950
Information Technology Services	—	4,236,275	—	4,236,275
Insurance	—	74,853,143	—	74,853,143
Internet & Catalog Retail	—	778,286	—	778,286
Internet Software & Services	—	1,571,033	—	1,571,033
Leisure Equipment & Products	—	3,302,235	—	3,302,235
Life Sciences Tools & Services	—	964,813	—	964,813
Machinery	—	43,970,503	—	43,970,503
Marine	—	3,983,274	—	3,983,274
Media	—	18,819,779	—	18,819,779
Metals & Mining	—	78,711,021	—	78,711,021
Multiline Retail	—	6,481,734	—	6,481,734
Multi-Utilities	—	22,847,438	—	22,847,438
Office Electronics	—	7,842,985	—	7,842,985
Oil, Gas & Consumable Fuels	—	103,170,304	—	103,170,304
Paper & Forest Products	—	1,911,010	—	1,911,010
Personal Products	—	8,349,540	—	8,349,540
Pharmaceuticals	—	123,795,315	—	123,795,315
Professional Services	—	9,101,007	—	9,101,007
Real Estate Investment Trusts (REITs)	—	24,619,320	—	24,619,320
Real Estate Management & Development	—	32,392,020	—	32,392,020
Road & Rail	—	15,258,416	—	15,258,416
Semiconductors & Semiconductor Equipment	—	9,694,634	—	9,694,634
Software	—	15,063,476	—	15,063,476

39

Notes to Financial Statements (Continued)

December 31, 2012

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Specialty Retail	$—	$13,843,957	$—	$13,843,957
Textiles, Apparel & Luxury Goods	—	21,746,239	—	21,746,239
Tobacco	—	23,293,944	—	23,293,944
Trading Companies & Distributors	—	18,383,081	—	18,383,081
Transportation Infrastructure	—	6,187,941	—	6,187,941
Water Utilities	—	1,868,069	—	1,868,069
Wireless Telecommunication Services	—	28,913,361	—	28,913,361
Total Common Stocks	$128,722	$1,503,555,894	$—	$1,503,684,616
Future Contracts	88,280	—	—	88,280
Mutual Fund	303,924	—	—	303,924
Preferred Stocks	—	9,348,904	—	9,348,904
Repurchase Agreements	—	45,576,280	—	45,576,280
Rights	—	68,487	—	68,487
Total Assets	$520,926	$1,558,549,565	$—	$1,559,070,491
Liabilities:
Future Contracts	(5,573)	—	—	(5,573)
Total Liabilities	$(5,573)	$—	$—	$(5,573)
Total	$515,353	$1,558,549,565	$—	$1,559,064,918

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

During the year ended December 31, 2012, the Fund held 3 common stock investments that were categorized as Level 3 investments and which were valued at zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Futures Contracts

The fund is subject to equity price and currency risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made

40

Notes to Financial Statements (Continued)

December 31, 2012

each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2012:

Fair Values of Derivatives Not Accounted for as Hedging Instruments as of December 31, 2012

	Statement of Assets & Liabilities	Fair Value
Assets:
Futures Contracts* Equity and currency risk	Unrealized appreciation from futures contracts	$88,280
Total		$88,280
Liabilities:
Futures Contracts* Equity and currency risk	Unrealized depreciation from futures contracts	$(5,573)
Total		$(5,573)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2012

Realized Gain/(Loss):	Total
Futures Contracts Equity and currency risk	$1,399,218
Total	$1,399,218

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2012

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts Equity and currency risk	$(67,475)
Total	$(67,475)

41

Notes to Financial Statements (Continued)

December 31, 2012

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2012.

(d)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2012, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$43,140,680	$45,576,280

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

42

Notes to Financial Statements (Continued)

December 31, 2012

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses, passive foreign investment company gain/loss on sales, and reclassification of consent fees. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a

43

Notes to Financial Statements (Continued)

December 31, 2012

direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Prior to February 1, 2012, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.27%
$1.5 billion up to $3 billion	0.26%
$3 billion and more	0.25%

For the period from February 1, 2012 through May 1, 2012, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.245%
$1.5 billion up to $3 billion	0.235%
$3 billion and more	0.225%

Beginning May 1, 2012, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.245%
$1.5 billion up to $3 billion	0.205%
$3 billion and more	0.195%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Prior to February 1, 2012, the Trust and NFA operated pursuant to a written Expense Limitation Agreement that limited the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.37% for all share classes. Effective February 1, 2012, the Expense Limitation Agreement limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.34% for all share classes. Unless it is terminated or amended with the consent of the Board of Trustees, the Expense Limitation Agreement will remain in effect until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

44

Notes to Financial Statements (Continued)

December 31, 2012

Due to a reduction in the subadvisory fees payable by NFA, NFA had agreed to waive from its Investment Advisory Fee an amount equal to $30,340, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $446,856 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $5,707.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class VI shares and 0.40% of Class VIII shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (vi) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II, Class VI, and Class VIII shares of the Fund.

For the year ended December 31, 2012, NFS received $56,121 in administrative services fees from the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

45

Notes to Financial Statements (Continued)

December 31, 2012

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $6,984 and $9,588, respectively.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $125,197,435 and sales of $188,738,268 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

46

Notes to Financial Statements (Continued)

December 31, 2012

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $0 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$41,681,450	$—	$41,681,450	$—	$41,681,450

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$39,860,347	$—	$39,860,347	$—	$39,860,347

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$9,675,876	$—	$9,675,876	$(103,499,541)	$43,750,569	$(50,073,096)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,515,322,357	$243,055,215	$(199,395,361)	$43,659,854

47

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$2,921,011	2016
$17,097,785	2017
$8,956,196	2018

The following table represents capital loss carryforwards that are subject to the Modernization Act, and will be utilized to offset capital gains, if any, prior to the utilization of those capital loss carryforwards noted above.

Loss Carryforward Character
Short Term	Long Term
$—	$74,524,549

Amount designated as “—” is zero or has been rounded to zero.

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $869,252 to offset capital gains.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

48

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT International Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT International Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers, and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

49

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $53,566,798 or $0.2962 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $1,064,677 or $0.0059 per outstanding share.

50

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

51

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

52

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

53

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

54

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

55

NVIT Investor Destinations Aggressive Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information

27	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms

N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-AG (2/13)

This page intentionally left blank

Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

The NVIT Investor Destinations Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs).

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales

2

Important Disclosures (Continued)

charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

3

Important Disclosures (Continued)

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

December 31, 2012

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Investor Destinations Aggressive Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Investor Destinations Aggressive Fund (Class II) returned 15.90% versus 15.43% for its composite benchmark, a blend of 95% S&P 500® Index and 5% Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s Lipper variable insurance products peer category of Global Core Funds (consisting of 56 funds as of December 31, 2012) was 19.02% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive returns for the Fund relative to the Fund’s composite benchmark during the reporting period came from the Fund’s underlying investments in the NVIT S&P 500 Index Fund, the NVIT International Index Fund and the NVIT Mid Cap Index Fund (with target allocations of 40%, 30% and 15%, respectively), which gained 15.74%, 18.89% and 17.64%, respectively.

All 10 sectors within the S&P 500 Index and the S&P MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected NVIT S&P 500 Index Fund performance were financials, information technology and consumer discretionary. The strongest-contributing sectors that affected NVIT Mid Cap Index Fund performance were financials, industrials and consumer discretionary.

Nine of the 10 sectors within the NVIT International Index Fund’s benchmark, the MSCI EAFE® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected Fund performance were financials, consumer discretionary and industrials.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

All of the Fund’s underlying funds contributed positive performance relative to the Fund’s composite benchmark during the reporting period; however, the NVIT Bond Index Fund and the NVIT Small Cap Index Fund contributed the least to overall Fund performance (with target allocations of 5% and 10%, respectively), which gained 4.03% and 16.46%, respectively.

None of the six sectors within the NVIT Bond Index Fund’s benchmark, the Barclays U.S. Aggregated Bond Index, registered negative performance during the reporting period. The weakest-contributing sectors that affected relative Fund performance were utility bonds, quasi and foreign government securities, and sovereign bonds.

One of the 10 sectors (energy) within the NVIT Small Cap Index Fund’s benchmark, The Russell 2000 Index, registered negative performance during the reporting period. The weakest-contributing sectors were energy, telecommunication services and utilities.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

7

Fund Performance	NVIT Investor Destinations Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class II2	15.90%	0.50%	7.50%
Class P3	5.13%*	—	—
Class VI4	15.92%	0.51%	7.52%

*	Not annualized.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	As of April 30, 2004, all existing shares were designated Class II shares.

[3]	Since inception date of April 30, 2012.

[4]

These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense Ratio*
Class II	0.82%
Class P	0.67%
Class VI	0.82%
*	Current effective prospectus dated April 30, 2012. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Aggressive Fund versus performance of the Composite Index (a), the S&P 500® Index(b), the Barclays U.S. Aggregate Bond Index (c), and the Consumer Price Index (CPI)(d) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index comprises 95% S&P 500® Index and 5% Barclays U.S. Aggregate Bond Index.

(b)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(c)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urbanhouseholds.

9

Shareholder Expense Example	NVIT Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Investor Destinations Aggressive Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class II Shares	Actual	1,000.00	1,085.80	3.09	0.59
	Hypothetical[c]	1,000.00	1,022.17	3.00	0.59
Class P Shares	Actual	1,000.00	1,086.10	2.31	0.44
	Hypothetical[c]	1,000.00	1,022.92	2.24	0.44
Class VI Shares	Actual	1,000.00	1,085.60	3.09	0.59
	Hypothetical[c]	1,000.00	1,022.17	3.00	0.59

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary December 31, 2012	NVIT Investor Destinations Aggressive Fund

Asset Allocation †
Equity Funds	95.2%
Fixed Income Fund	4.9%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings ††
NVIT S&P 500 Index Fund, Class Y	39.1%
NVIT International Index Fund, Class Y	30.8%
NVIT Mid Cap Index Fund, Class Y	15.2%
NVIT Small Cap Index Fund, Class Y	10.1%
NVIT Bond Index Fund, Class Y	4.8%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Investor Destinations Aggressive Fund

Mutual Funds 100.1%

	Shares	Market Value

Equity Funds 95.2%
NVIT International Index Fund, Class Y (a)	12,120,508	$101,691,064
NVIT Mid Cap Index Fund, Class Y (a)	2,635,183	50,147,532
NVIT S&P 500 Index Fund, Class Y (a)	13,025,709	129,084,779
NVIT Small Cap Index Fund, Class Y (a)	3,253,791	33,351,360

Total Equity Funds (cost $287,079,239)		314,274,735

Fixed Income Fund 4.9%
NVIT Bond Index Fund, Class Y (a)	1,463,345	15,935,822

Total Fixed Income Fund (cost $15,376,561)		15,935,822

Total Mutual Funds (cost $302,455,800)		330,210,557

Total Investments (cost $302,455,800) (b) — 100.1%		330,210,557

Liabilities in excess of other assets — (0.1)%		(186,722)

NET ASSETS — 100.0%		$330,023,835

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2012

NVIT Investor Destinations Aggressive Fund
Assets:
Investments in affiliates, at value (cost $302,455,800)	$330,210,557
Receivable for investments sold	364,204
Receivable for capital shares issued	26,743
Prepaid expenses	812

Total Assets	330,602,316

Liabilities:
Payable for capital shares redeemed	390,947
Accrued expenses and other payables:
Investment advisory fees	36,252
Fund administration fees	10,059
Distribution fees	69,716
Administrative servicing fees	47,387
Accounting and transfer agent fees	3,140
Custodian fees	2,000
Professional fees	7,763
Printing fees	9,095
Other	2,122

Total Liabilities	578,481

Net Assets	$330,023,835

Represented by:
Capital	$349,947,789
Accumulated undistributed net investment income	167,277
Accumulated net realized losses from affiliated investments	(47,845,988)
Net unrealized appreciation/(depreciation) from investments in affiliates	27,754,757

Net Assets	$330,023,835

Net Assets:
Class II Shares	$323,279,707
Class P Shares	757,616
Class VI Shares	5,986,512

Total	$330,023,835

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	32,367,122
Class P Shares	76,027
Class VI Shares	603,162

Total	33,046,311

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$9.99
Class P Shares	$9.97
Class VI Shares	$9.93

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2012

NVIT Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$7,059,096

Total Income	7,059,096

EXPENSES:
Investment advisory fees	456,929
Fund administration fees	120,766
Distribution fees Class II Shares	863,403
Distribution fees Class P Shares (a)	671
Distribution fees Class VI Shares	14,638
Administrative servicing fees Class II Shares	518,047
Administrative servicing fees Class VI Shares	8,783
Professional fees	24,229
Printing fees	16,063
Trustee fees	13,005
Custodian fees	13,411
Compliance program costs (Note 3)	1,478
Other	12,443

Total Expenses	2,063,866

NET INVESTMENT INCOME	4,995,230

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	3,618,389
Net realized losses from investment transactions with affiliates	(12,115,515)

Net realized losses from affiliated investments	(8,497,126)

Net change in unrealized appreciation/(depreciation) from affiliated investments	55,580,080

Net realized/unrealized gains from affiliated investments	47,082,954

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$52,078,184

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Investor Destinations Aggressive Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$4,995,230	$5,722,908
Net realized losses from affiliated investments	(8,497,126)	(11,264,072)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	55,580,080	(8,253,900)

Change in net assets resulting from operations	52,078,184	(13,795,064)

Distributions to Shareholders From:
Net investment income:
Class II	(4,890,716)	(7,486,676)
Class P (a)	(12,890)	—
Class VI	(92,534)	(113,878)

Change in net assets from shareholder distributions	(4,996,140)	(7,600,554)

Change in net assets from capital transactions	(81,657,295)	(75,479,049)

Change in net assets	(34,575,251)	(96,874,667)

Net Assets:
Beginning of year	364,599,086	461,473,753

End of year	$330,023,835	$364,599,086

Accumulated undistributed net investment income at end of year	$167,277	$—

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$12,726,115	$11,788,749
Dividends reinvested	4,890,716	7,486,676
Cost of shares redeemed	(99,327,146)	(94,798,602)

Total Class II Shares	(81,710,315)	(75,523,177)

Class P Shares (a)
Proceeds from shares issued	727,231	—
Dividends reinvested	12,890	—
Cost of shares redeemed	(17,219)	—

Total Class P Shares	722,902	—

Class VI Shares
Proceeds from shares issued	486,542	2,826,881
Dividends reinvested	92,534	113,878
Cost of shares redeemed	(1,248,958)	(2,896,631)

Total Class VI Shares	(669,882)	44,128

Change in net assets from capital transactions	$(81,657,295)	$(75,479,049)

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

15

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Aggressive Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class II Shares
Issued	1,336,572	1,298,102
Reinvested	488,095	829,694
Redeemed	(10,439,996)	(10,261,096)

Total Class II Shares	(8,615,329)	(8,133,300)

Class P Shares (a)
Issued	76,478	—
Reinvested	1,289	—
Redeemed	(1,740)	—

Total Class P Shares	76,027	—

Class VI Shares
Issued	51,849	313,866
Reinvested	9,291	12,734
Redeemed	(132,886)	(314,838)

Total Class VI Shares	(71,746)	11,762

Total change in shares	(8,611,048)	(8,121,538)

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class II Shares
Year Ended December 31, 2012(e)	$8.75	0.13	1.26	1.39	(0.15)	—	(0.15)	—	$9.99	15.90%	$323,279,707	0.59%	1.42%	0.59%	6.83%
Year Ended December 31, 2011(e)	$9.27	0.13	(0.48)	(0.35)	(0.17)	—	(0.17)	—	$8.75	(3.93)%	$358,725,719	0.58%	1.36%	0.58%	15.64%
Year Ended December 31, 2010(e)	$8.23	0.12	1.06	1.18	(0.14)	—	(0.14)	—	$9.27	14.63%	$455,359,563	0.58%	1.38%	0.58%	7.86%
Year Ended December 31, 2009(e)	$6.89	0.13	1.71	1.84	(0.08)	(0.42)	(0.50)	—	$8.23	27.21%	$487,859,620	0.57%	1.79%	0.57%	11.13%
Year Ended December 31, 2008	$13.60	0.19	(4.68)	(4.49)	(0.23)	(1.99)	(2.22)	—	$6.89	(36.84)%	$439,636,912	0.57%	1.67%	0.57%	21.38%

Class P Shares
Period Ended December 31, 2012(e)(f)	$9.66	0.30	0.20	0.50	(0.19)	—	(0.19)	—	$9.97	5.13%	$757,616	0.44%	4.67%	0.44%	6.83%

Class VI Shares
Year Ended December 31, 2012(e)	$8.70	0.15	1.24	1.39	(0.16)	—	(0.16)	—	$9.93	15.92%	$5,986,512	0.59%	1.58%	0.59%	6.83%
Year Ended December 31, 2011(e)	$9.22	0.13	(0.48)	(0.35)	(0.17)	—	(0.17)	—	$8.70	(3.94)%	$5,873,367	0.58%	1.44%	0.58%	15.64%
Year Ended December 31, 2010(e)	$8.19	0.11	1.06	1.17	(0.14)	—	(0.14)	—	$9.22	14.57%	$6,114,190	0.57%	1.36%	0.57%	7.86%
Year Ended December 31, 2009(e)	$6.85	0.14	1.70	1.84	(0.08)	(0.42)	(0.50)	—	$8.19	27.37%	$7,516,657	0.57%	1.89%	0.57%	11.13%
Year Ended December 31, 2008	$13.54	0.19	(4.66)	(4.47)	(0.23)	(1.99)	(2.22)	—	$6.85	(36.89)%	$5,683,529	0.57%	1.55%	0.57%	21.38%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Aggressive Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund-of-funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

18

Notes to Financial Statements (Continued)

December 31, 2012

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

19

Notes to Financial Statements (Continued)

December 31, 2012

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

20

Notes to Financial Statements (Continued)

December 31, 2012

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $120,766 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $1,478.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II, Class P, and Class VI shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of

21

Notes to Financial Statements (Continued)

December 31, 2012

certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2012, NFS received $526,830 in administrative services fees from the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $89 and $6,106, respectively.

5.  Investments in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds. The Fund’s transactions in the shares of Underlying Funds during the year ended December 31, 2012 were as follows:

Affiliated Issuer	Market Value at December 31, 2011	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/ (Loss)	Market Value at December 31, 2012
NVIT International Index Fund, Class Y	$109,843,841	$7,512,631	$30,928,427	$2,825,392	$(8,647,251)	$101,691,064
NVIT Mid Cap Index Fund, Class Y	54,581,510	6,122,425	18,752,527	612,515	2,731,022	50,147,532
NVIT S&P 500 Index Fund, Class Y	145,682,884	6,037,826	41,118,758	2,635,115	(3,033,112)	129,084,779
NVIT Small Cap Index Fund, Class Y	36,255,970	1,488,635	9,272,923	545,472	(197,455)	33,351,360
NVIT Bond Index Fund, Class Y	18,443,724	2,833,492	5,602,699	440,602	649,670	15,935,822

Further information about each affiliated Underlying Fund may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of

22

Notes to Financial Statements (Continued)

December 31, 2012

(a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

7.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $23,995,009 and sales of $105,675,334 (excluding short-term securities).

8.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,996,140	$—	$4,996,140	$—	$4,996,140

Amounts designated as “—” are zero or have been rounded to zero.

23

Notes to Financial Statements (Continued)

December 31, 2012

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,600,554	$—	$7,600,554	$—	$7,600,554

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$167,277	$—	$167,277	$(36,893,996)	$16,802,765	$(19,923,954)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/ (depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$313,407,792	$24,943,760	$(8,140,995)	$16,802,765

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$5,863,727	2017

The following table represents capital loss carryforwards that are subject to the Modernization Act, and will be utilized to offset capital gains, if any, prior to the utilization of those capital loss carryforwards noted above.

Loss Carryforward Character
Short Term	Long Term
$—	$31,030,269

Amount designated as “—” is zero or has been rounded to zero.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Investor Destinations Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the underlying funds’ transfer agent and counterparty, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

25

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 67.20%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $2,730,888 or $0.0826 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $71,862 or $0.0022 per outstanding share.

26

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

27

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

29

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

31

NVIT Investor Destinations Balanced Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

10	Shareholder Expense Example

12	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information

28	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-BAL (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

The NVIT Investor Destinations Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs).

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2

Important Disclosures (Continued)

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

3

Important Disclosures (Continued)

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory,

distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC, (NFD), Member FINRA, King of Prussia, PA 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

December 31, 2012

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Investor Destinations Balanced Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Investor Destinations Balanced Fund (Class II) returned 9.39% versus 9.31% for its composite benchmark, a blend of 50% S&P 500® Index, 30% Barclays U.S. Aggregate Bond Index and 20% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 231 funds as of December 31, 2012) was 11.21% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive returns for the Fund relative to the Fund’s composite benchmark during the reporting period came from the Fund’s underlying investments in the NVIT S&P 500 Index Fund, the NVIT International Index Fund and the NVIT Mid Cap Index Fund (with target allocations of 25%, 13% and 8%, respectively), which gained 15.74%, 18.89% and 17.64%, respectively.

All 10 sectors within the S&P 500 Index and the S&P MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected NVIT S&P 500 Index Fund performance were financials, information technology and consumer discretionary. The strongest-contributing sectors that affected NVIT Mid Cap Index Fund performance were financials, industrials and consumer discretionary.

Nine of the 10 sectors within the NVIT International Index Fund’s benchmark, the MSCI EAFE® Index, recorded positive returns during the reporting period.

The strongest-contributing sectors that affected Fund performance were financials, consumer discretionary and industrials.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

None of the Fund’s underlying funds registered negative performance relative to the Fund’s composite benchmark during the reporting period; however, the NVIT Money Market Fund and the NVIT Enhanced Income Fund contributed the least to overall Fund performance (with target allocations of 3% and 8%, respectively), which gained 0.00% and 0.81%, respectively.

Throughout the reporting period, the NVIT Money Market Fund holdings in overnight securities detracted the most from Fund performance. These securities were generally lower-yielding securities that were required to be held in the Fund for liquidity purposes. None of the Fund’s securities defaulted during the reporting period.

The NVIT Enhanced Income Fund’s holdings in U.S. Treasurys and Agencies contributed the least to Fund performance during the reporting period as higher-yielding spread sectors (nongovernment fixed-income investments) outperformed government securities. Higher net issuance in Treasurys relative to other spread sectors along with investor preference for higher-yielding asset classes drove underperformance in U.S. government securities. Improving economic data in the United States and stabilization of the eurozone reduced investor desire for Treasurys, contributing to the sector’s relative underperformance during the reporting period.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

7

Fund Performance	NVIT Investor Destinations Balanced Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception
Class II2	9.39%	11.20%
Class P3	–	3.34%	*
Class VI4	9.48%	11.24%

*	Not annualized.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

[3]	Since inception date of April 30, 2012.

[4]

These returns were achieved prior to the creation of Class VI shares (April 30, 2010) and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense Ratio*
Class II	0.80%
Class P	0.65%
Class IV	0.80%
*	Current effective prospectus dated April 30, 2012. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Balanced Fund since inception through 12/31/12 versus performance of the Composite Index (a), the S&P 500® Index(b), the Barclays U.S. Aggregate Bond Index(c), the Citigroup 3-Month Treasury Bill (T-Bill) Index(d), and the Consumer Price Index (CPI)(e) from 4/1/09 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index comprises 50% S&P 500® Index, 30% Barclays U.S. Aggregate Bond Index and 20% Citigroup 3-Month T-Bill Index.

(b)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(c)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(d)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Investor Destinations Balanced Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Investor Destinations Balanced Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class II Shares	Actual	1,000.00	1,046.50	2.98	0.58
	Hypothetical[c]	1,000.00	1,022.22	2.95	0.58
Class P Shares	Actual	1,000.00	1,048.00	2.21	0.43
	Hypothetical[c]	1,000.00	1,022.97	2.19	0.43
Class VI Shares	Actual	1,000.00	1,047.40	2.98	0.58
	Hypothetical[c]	1,000.00	1,022.22	2.95	0.58

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Investor Destinations Balanced Fund
December 31, 2012

Asset Allocation †
Equity Funds	50.8%
Fixed Income Funds	35.4%
Fixed Contract	10.9%
Money Market Fund	2.9%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
NVIT Bond Index Fund, Class Y	27.5%
NVIT S&P 500 Index Fund, Class Y	24.9%
NVIT International Index Fund, Class Y	13.6%
Nationwide Fixed Contract	10.9%
NVIT Mid Cap Index Fund, Class Y	8.2%
NVIT Enhanced Income Fund, Class Y	7.9%
NVIT Small Cap Index Fund, Class Y	4.1%
NVIT Money Market Fund, Class Y	2.9%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Investor Destinations Balanced Fund

Mutual Funds 89.1%

	Shares	Market Value

Equity Funds 50.8%
NVIT International Index Fund, Class Y (a)	12,095,229	$101,478,975
NVIT Mid Cap Index Fund, Class Y (a)	3,236,748	61,595,315
NVIT S&P 500 Index Fund, Class Y (a)	18,779,682	186,106,647
NVIT Small Cap Index Fund, Class Y (a)	3,000,643	30,756,587

Total Equity Funds (cost $345,217,435)		379,937,524

Fixed Income Funds 35.4%
NVIT Bond Index Fund, Class Y (a)	18,902,993	205,853,593
NVIT Enhanced Income Fund, Class Y (a)	5,990,768	58,709,523

Total Fixed Income Funds (cost $262,421,702)		264,563,116

Money Market Fund 2.9%
NVIT Money Market Fund, Class Y, 0.00%* (a)(b)	22,009,396	22,009,396

Total Money Market Fund (cost $22,009,396)		22,009,396

Total Mutual Funds (cost $629,648,533)		666,510,036

Fixed Contract 10.9%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.55% (a)(c)	$81,182,918	81,182,918

Total Fixed Contract (cost $81,182,918)		81,182,918

Total Investments (cost $710,831,451) (d) — 100.0%		747,692,954

Liabilities in excess of other assets — 0.0%†		(361,075)

NET ASSETS — 100.0%		$747,331,879

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2012.
(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2012

NVIT Investor Destinations Balanced Fund
Assets:
Investments in affiliates, at value (cost $710,831,451)	$747,692,954
Receivable for capital shares issued	3,628,633
Prepaid expenses	1,286

Total Assets	751,322,873

Liabilities:
Payable for investments purchased	3,408,019
Payable for capital shares redeemed	220,614
Accrued expenses and other payables:
Investment advisory fees	80,717
Fund administration fees	17,676
Distribution fees	155,227
Administrative servicing fees	86,764
Accounting and transfer agent fees	53
Custodian fees	4,133
Professional fees	8,676
Printing fees	5,086
Other	4,029

Total Liabilities	3,990,994

Net Assets	$747,331,879

Represented by:
Capital	$701,445,145
Accumulated undistributed net investment income	647,656
Accumulated net realized gains from affiliated investments	8,377,575
Net unrealized appreciation/(depreciation) from investments in affiliates	36,861,503

Net Assets	$747,331,879

Net Assets:
Class II Shares	$745,443,923
Class P Shares	881,912
Class VI Shares	1,006,044

Total	$747,331,879

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	54,600,569
Class P Shares	64,684
Class VI Shares	73,671

Total	54,738,924

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$13.65
Class P Shares	$13.63
Class VI Shares	$13.66

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2012

NVIT Investor Destinations Balanced Fund
INVESTMENT INCOME:
Dividend income from affiliates	$13,817,012
Interest income from affiliates	2,260,053

Total Income	16,077,065

EXPENSES:
Investment advisory fees	808,475
Fund administration fees	180,161
Distribution fees Class II Shares	1,551,388
Distribution fees Class P Shares (a)	1,345
Distribution fees Class VI Shares	2,031
Administrative servicing fees Class II Shares	930,841
Administrative servicing fees Class VI Shares	1,219
Professional fees	34,658
Printing fees	16,705
Trustee fees	24,640
Custodian fees	24,101
Accounting and transfer agent fees	159
Compliance program costs (Note 3)	2,269
Recoupment fees (Note 3)	4,685
Other	17,391

Total Expenses	3,600,068

NET INVESTMENT INCOME	12,476,997

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	5,167,733
Net realized gains from investment transactions with affiliates	3,759,212

Net realized gains from affiliated investments	8,926,945

Net change in unrealized appreciation/(depreciation) investments in affiliates	32,498,403

Net realized/unrealized gains from affiliated investments	41,425,348

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$53,902,345

(a)	For the period May 1, 2012 (commencement of operations) through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Investor Destinations Balanced Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$12,476,997	$7,152,778
Net realized gains from affiliated investments	8,926,945	6,793,334
Net change in unrealized appreciation/(depreciation) from investments in affiliates	32,498,403	(11,620,004)

Change in net assets resulting from operations	53,902,345	2,326,108

Distributions to Shareholders From:
Net investment income:
Class II	(12,306,807)	(8,394,207)
Class P (a)	(20,455)	–
Class VI	(16,902)	(9,220)
Net realized gains:
Class II	(6,796,634)	(527,263)
Class P (a)	(9,071)	–
Class VI	(8,851)	(406)

Change in net assets from shareholder distributions	(19,158,720)	(8,931,096)

Change in net assets from capital transactions	210,251,285	225,062,095

Change in net assets	244,994,910	218,457,107

Net Assets:
Beginning of year	502,336,969	283,879,862

End of year	$747,331,879	$502,336,969

Accumulated undistributed net investment income at end of year	$647,656	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$196,944,835	$220,040,896
Dividends reinvested	19,103,441	8,921,470
Cost of shares redeemed	(7,186,728)	(3,760,570)

Total Class II Shares	208,861,548	225,201,796

Class P Shares (a)
Proceeds from shares issued	1,429,536	–
Dividends reinvested	29,526	–
Cost of shares redeemed	(600,129)	–

Total Class P Shares	858,933	–

Class VI Shares
Proceeds from shares issued	743,263	182,873
Dividends reinvested	25,753	9,626
Cost of shares redeemed	(238,212)	(332,200)

Total Class VI Shares	530,804	(139,701)

Change in net assets from capital transactions	$210,251,285	$225,062,095

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

15

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Balanced Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class II Shares
Issued	14,592,337	16,937,112
Reinvested	1,395,660	694,220
Redeemed	(532,775)	(291,430)

Total Class II Shares	15,455,222	17,339,902

Class P Shares (a)
Issued	107,104	–
Reinvested	2,160	–
Redeemed	(44,580)	–

Total Class P Shares	64,684	–

Class VI Shares
Issued	54,904	14,359
Reinvested	1,880	744
Redeemed	(18,054)	(25,524)

Total Class VI Shares	38,730	(10,421)

Total change in shares	15,558,636	17,329,481

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.
Amounts	designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Balanced Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class II Shares
Year Ended December 31, 2012(e)	$12.82	0.27	0.93	1.20	(0.23)	(0.14)	(0.37)	–	$13.65	9.39%	$745,443,923	0.58%	2.00%	0.58%	6.08%
Year Ended December 31, 2011(e)	$12.99	0.24	(0.11)	0.13	(0.28)	(0.02)	(0.30)	–	$12.82	0.88%	$501,888,883	0.58%	1.84%	0.58%	11.93%
Year Ended December 31, 2010(e)	$12.03	0.25	0.91	1.16	(0.17)	(0.03)	(0.20)	–	$12.99	9.81%	$283,290,549	0.61%	2.00%	0.61%	4.07%
Period Ended December 31, 2009(e)(f)	$10.00	0.27	2.04	2.31	(0.19)	(0.09)	(0.28)	–	$12.03	23.15%	$61,551,626	0.66%	2.94%	0.75%	14.53%

Class P Shares
Period Ended December 31, 2012(e)(g)	$13.58	0.33	0.12	0.45	(0.26)	(0.14)	(0.40)	–	$13.63	3.34%	$881,912	0.43%	3.68%	0.43%	6.08%

Class VI Shares
Year Ended December 31, 2012(e)	$12.82	0.28	0.93	1.21	(0.23)	(0.14)	(0.37)	–	$13.66	9.48%	$1,006,044	0.58%	2.10%	0.58%	6.08%
Year Ended December 31, 2011(e)	$12.99	0.22	(0.09)	0.13	(0.28)	(0.02)	(0.30)	–	$12.82	0.87%	$448,086	0.57%	1.71%	0.57%	11.93%
Period Ended December 31, 2010(e)(h)	$12.47	0.22	0.45	0.67	(0.12)	(0.03)	(0.15)	–	$12.99	5.51%	$589,313	0.51%	2.59%	0.51%	4.07%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.
(g)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.
(h)	For the period from April 30, 2010 (commencement of operations) through December 31, 2010.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Balanced Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund-of-funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

18

Notes to Financial Statements (Continued)

December 31, 2012

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments

19

Notes to Financial Statements (Continued)

December 31, 2012

within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. During the year ended December 31, 2012, the rate was 3.55%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. The Nationwide Fixed Contract has been valued each day at par, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

Assets:	Level 1	Level 2	Level 3	Total
Mutual Funds	$666,510,036	$—	$—	$666,510,036
Fixed Contract	—	81,182,918	—	81,182,918
Total	$666,510,036	$81,182,918	$—	$747,692,954

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b) Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c) Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d) Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

20

Notes to Financial Statements (Continued)

December 31, 2012

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e) Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.28% for all share classes until at least April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless:

21

Notes to Financial Statements (Continued)

December 31, 2012

(i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

Pursuant to the Expense Limitation Agreement, for the year ended December 31, 2012, the Fund reimbursed NFA in the amount of $4,685.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $180,161 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $2,269.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II, Class P, and Class VI shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2012, NFS received $932,060 in administrative services fees from the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying

22

Notes to Financial Statements (Continued)

December 31, 2012

Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $26 and $1,125, respectively.

5.  Investments in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the year ended December 31, 2012 were as follows:

Affiliated Issuer	Market Value at December 31, 2011	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at December 31, 2012
NVIT International Index Fund, Class Y	$65,332,550	$30,755,015	$6,640,254	$2,751,184	$113,857	$101,478,975
NVIT Mid Cap Market Index Fund, Class Y	39,959,968	64,766,290	12,102,648	731,252	2,208,408	61,595,315
NVIT S&P 500 Index Fund, Class Y	124,980,918	51,778,393	8,437,989	3,692,950	1,843,314	186,106,647
NVIT Small Cap Index Fund, Class Y	19,908,927	8,619,529	1,022,264	487,640	247,151	30,756,587
NVIT Bond Index Fund, Class Y	151,883,414	21,608,478	7,296,087	5,517,749	4,522,825	205,853,593
NVIT Enhanced Income Fund, Class Y	37,695,742	21,835,352	550,044	636,237	(8,610)	58,709,523
NVIT Money Market Fund, Class Y	16,329,175	6,301,376	621,155	–	–	22,009,396
Nationwide Fixed Contract	46,390,694	33,791,710	1,259,538	2,260,053	–	81,182,918

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

6.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the

23

Notes to Financial Statements (Continued)

December 31, 2012

Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

7.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $239,456,143 and sales of $37,929,979 (excluding short-term securities).

8.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$12,344,164	$6,814,556	$19,158,720	$—	$19,158,720

Amount designated as “—” is zero or has been rounded to zero.

24

Notes to Financial Statements (Continued)

December 31, 2012

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,553,991	$377,105	$8,931,096	$—	$8,931,096

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$647,656	$8,498,046	$9,145,702	$—	$36,741,032	$45,886,734

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$710,951,922	$40,176,828	$(3,435,796)	$36,741,032

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Investor Destinations Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Balanced Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the underlying funds’ transfer agent and counterparty, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

26

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 35.45%.

The Fund designates $6,814,556, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $2,659,162 or $0.0486 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $69,973 or $0.0013 per outstanding share.

27

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

29

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

31

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32

NVIT Investor Destinations Capital

Appreciation Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information

28	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-CAP (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

The NVIT Investor Destinations Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs).

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2

Important Disclosures (Continued)

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

3

Important Disclosures (Continued)

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Investor Destinations Capital Appreciation Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Investor Destinations Capital Appreciation Fund (Class II) returned 12.25% versus 12.09% for its composite benchmark, a blend of 70% S&P 500® Index, 20% Barclays U.S. Aggregate Bond Index and 10% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 318 funds as of December 31, 2012) was 13.50% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative to the Fund’s composite benchmark returns for the Fund during the reporting period came from the Fund’s underlying investments in the NVIT S&P 500 Index Fund, the NVIT International Index Fund and the NVIT Mid Cap Index Fund (with target allocations of 33%, 20% and 11%, respectively), which gained 15.74%, 18.89% and 17.64%, respectively.

All 10 sectors within the S&P 500 Index and the S&P MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected NVIT S&P 500 Index Fund performance were financials, information technology and consumer discretionary. The strongest-contributing sectors that affected NVIT Mid Cap Index Fund performance were financials, industrials and consumer discretionary.

Nine of the 10 sectors within the NVIT International Index Fund’s benchmark, the MSCI EAFE® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected Fund performance were financials, consumer discretionary and industrials.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

All of the Fund’s underlying funds contributed positive performance relative to the Fund’s composite benchmark during the reporting period; however, the NVIT Enhanced Income Fund and the NVIT Bond Index Fund contributed the least to overall Fund performance (with target allocations of 4% and 20%, respectively), which gained 0.81% and 4.03%, respectively.

The NVIT Enhanced Income Fund’s holdings in U.S. Treasurys and Agencies contributed the least to Fund performance during the reporting period as higher-yielding spread sectors (nongovernment fixed-income investments) outperformed government securities. Higher net issuance in Treasurys relative to other spread sectors along with investor preference for higher-yielding asset classes drove underperformance in U.S. government securities. Improving economic data in the United States and stabilization of the eurozone reduced investor desire for Treasurys, contributing to the sector’s relative underperformance during the reporting period.

None of the six sectors within the NVIT Bond Index Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, registered negative performance during the reporting period. The weakest-contributing sectors that affected relative Fund performance were utility bonds, quasi and foreign government securities, and sovereign bonds.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

7

Fund Performance	NVIT Investor Destinations Capital Appreciation Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception
Class II2	12.25%	14.05%
Class P3	—	4.15%	*
Class VI4	12.30%	14.06%

*	Not annualized.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

[3]	Since inception date of April 30, 2012.

[4]

These returns were achieved prior to the creation of Class VI shares (April 30, 2010) and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense Ratio*
Class II	0.80%
Class P	0.65%
Class VI	0.80%
*	Current effective prospectus dated April 30,2012. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Capital Appreciation Fund since inception through 12/31/12 versus performance of the Composite Index(a), the Barclays U.S. Aggregate Bond Index(b), the S&P 500® Index(c), the Citigroup 3-Month Treasury Bill (T-Bill) Index(d), and the Consumer Price Index (CPI)(e) from 4/1/09 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index comprises 70% S&P 500® Index, 20% Barclays U.S. Aggregate Bond Index and 10% Citigroup 3-Month T-Bill Index.

(b)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(c)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(d)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Investor Destinations Capital Appreciation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Investor Destinations Capital Appreciation Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class II Shares	Actual	1,000.00	1,063.30	2.96	0.57
	Hypothetical[c]	1,000.00	1,022.27	2.90	0.57
Class P Shares	Actual	1,000.00	1,064.30	2.18	0.42
	Hypothetical[c]	1,000.00	1,023.03	2.14	0.42
Class VI Shares	Actual	1,000.00	1,063.70	2.96	0.57
	Hypothetical[c]	1,000.00	1,022.27	2.90	0.57

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary December 31, 2012	NVIT Investor Destinations Capital Appreciation Fund

Asset Allocation †
Equity Funds	70.7%
Fixed Income Funds	23.4%
Fixed Contract	5.9%
Liabilities in excess of other assets††	0.0%

100.0%

Top Holdings †††
NVIT S&P 500 Index Fund, Class Y	32.6%
NVIT International Index Fund, Class Y	20.7%
NVIT Bond Index Fund, Class Y	19.5%
NVIT Mid Cap Index Fund, Class Y	11.3%
NVIT Small Cap Index Fund, Class Y	6.1%
Nationwide Fixed Contract	5.9%
NVIT Enhanced Income Fund, Class Y	3.9%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Investor Destinations Capital Appreciation Fund

Mutual Funds 94.1%

	Shares	Market Value

Equity Funds 70.7%
NVIT International Index Fund, Class Y (a)	29,747,497	$249,581,496
NVIT Mid Cap Index Fund, Class Y (a)	7,115,935	135,416,242
NVIT S&P 500 Index Fund, Class Y (a)	39,596,677	392,403,072
NVIT Small Cap Index Fund, Class Y (a)	7,191,304	73,710,868

Total Equity Funds (cost $775,337,895)		851,111,678

Fixed Income Funds 23.4%
NVIT Bond Index Fund, Class Y (a)	21,575,470	234,956,863
NVIT Enhanced Income Fund, Class Y (a)	4,785,790	46,900,739

Total Fixed Income Funds (cost $278,774,176)		281,857,602

Total Mutual Funds (cost $1,054,112,071)		1,132,969,280

Fixed Contract 5.9%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.55% (a)(b)	$70,759,144	$70,759,144

Total Fixed Contract (cost $70,759,144)		70,759,144

Total Investments (cost $1,124,871,215) (c) — 100.0%		1,203,728,424

Liabilities in excess of other assets — 0.0%†		(579,380)

NET ASSETS — 100.0%		$1,203,149,044

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2012

NVIT Investor Destinations Capital Appreciation Fund
Assets:
Investments in affiliates, at value (cost $1,124,871,215)	$1,203,728,424
Receivable for capital shares issued	1,113,664
Prepaid expenses	2,408

Total Assets	1,204,844,496

Liabilities:
Payable for investments purchased	1,107,049
Payable for capital shares redeemed	6,615
Accrued expenses and other payables:
Investment advisory fees	131,098
Fund administration fees	26,318
Distribution fees	252,111
Administrative servicing fees	141,091
Accounting and transfer agent fees	79
Custodian fees	7,101
Professional fees	11,182
Printing fees	6,307
Other	6,501

Total Liabilities	1,695,452

Net Assets	$1,203,149,044

Represented by:
Capital	$1,103,539,610
Accumulated undistributed net investment income	922,844
Accumulated net realized gains from affiliated investments	19,829,381
Net unrealized appreciation/(depreciation) from investments in affiliates	78,857,209

Net Assets	$1,203,149,044

Net Assets:
Class II Shares	$1,201,822,683
Class P Shares	729,593
Class VI Shares	596,768

Total	$1,203,149,044

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	79,686,758
Class P Shares	48,467
Class VI Shares	39,532

Total	79,774,757

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$15.08
Class P Shares	$15.05
Class VI Shares	$15.10

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2012

NVIT Investor Destinations Capital Appreciation Fund
INVESTMENT INCOME:
Dividend income from affiliates	$24,477,948
Interest income from affiliates	2,171,394

Total Income	26,649,342

EXPENSES:
Investment advisory fees	1,435,431
Fund administration fees	286,103
Distribution fees Class II Shares	2,758,411
Distribution fees Class P Shares (a)	367
Distribution fees Class VI Shares	1,676
Administrative servicing fees Class II Shares	1,655,063
Administrative servicing fees Class VI Shares	1,006
Professional fees	53,254
Printing fees	18,171
Trustee fees	44,545
Custodian fees	43,113
Accounting and transfer agent fees	200
Compliance program costs (Note 3)	3,802
Other	28,240

Total Expenses	6,329,382

NET INVESTMENT INCOME	20,319,960

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	10,694,776
Net realized gains from investment transactions with affiliates	10,005,523

Net realized gains from affiliated investments	20,700,299

Net change in unrealized appreciation/(depreciation) from investments in affiliates	82,146,113

Net realized/unrealized gains from affiliated investments	102,846,412

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$123,166,372

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Investor Destinations Capital Appreciation Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$20,319,960	$12,339,467
Net realized gains from affiliated investments	20,700,299	13,348,383
Net change in unrealized appreciation/(depreciation) from investments in affiliates	82,146,113	(39,113,689)

Change in net assets resulting from operations	123,166,372	(13,425,839)

Distributions to Shareholders From:
Net investment income:
Class II	(20,184,153)	(14,254,664)
Class P (a)	(9,631)	–
Class VI	(9,545)	(7,055)
Net realized gains:
Class II	(13,363,479)	(688,539)
Class P (a)	(2,731)	–
Class VI	(9,028)	(312)

Change in net assets from shareholder distributions	(33,578,567)	(14,950,570)

Change in net assets from capital transactions	192,872,189	513,884,853

Change in net assets	282,459,994	485,508,444

Net Assets:
Beginning of year	920,689,050	435,180,606

End of year	$1,203,149,044	$920,689,050

Accumulated undistributed net investment income at end of year	$922,844	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$200,165,944	$506,713,929
Dividends reinvested	33,547,632	14,943,203
Cost of shares redeemed	(41,573,721)	(8,076,241)

Total Class II Shares	192,139,855	513,580,891

Class P Shares (a)
Proceeds from shares issued	721,900	–
Dividends reinvested	12,362	–
Cost of shares redeemed	(10,863)	–

Total Class P Shares	723,399	–

Class VI Shares
Proceeds from shares issued	294,606	1,189,074
Dividends reinvested	18,573	7,367
Cost of shares redeemed	(304,244)	(892,479)

Total Class VI Shares	8,935	303,962

Change in net assets from capital transactions	$192,872,189	$513,884,853

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

15

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Capital Appreciation Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class II Shares
Issued	13,702,281	35,555,104
Reinvested	2,219,929	1,073,077
Redeemed	(2,838,546)	(561,300)

Total Class II Shares	13,083,664	36,066,881

Class P Shares (a)
Issued	48,378	–
Reinvested	819	–
Redeemed	(730)	–

Total Class P Shares	48,467	–

Class VI Shares
Issued	20,569	82,585
Reinvested	1,229	529
Redeemed	(20,539)	(61,368)

Total Class VI Shares	1,259	21,746

Total change in shares	13,133,390	36,088,627

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Capital Appreciation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class II Shares
Year Ended December 31, 2012(e)	$13.82	0.27	1.42	1.69	(0.26)	(0.17)	(0.43)	–	$15.08	12.25%	$1,201,822,683	0.57%	1.84%	0.57%	9.92%
Year Ended December 31, 2011(e)	$14.24	0.26	(0.38)	(0.12)	(0.29)	(0.01)	(0.30)	–	$13.82	(0.94)%	$920,160,293	0.57%	1.80%	0.57%	11.61%
Year Ended December 31, 2010(e)	$12.91	0.25	1.28	1.53	(0.17)	(0.03)	(0.20)	–	$14.24	12.03%	$434,945,360	0.59%	1.91%	0.59%	2.76%
Period Ended December 31, 2009(e)(f)	$10.00	0.30	2.87	3.17	(0.19)	(0.07)	(0.26)	–	$12.91	31.81%	$117,422,891	0.60%	3.10%	0.63%	9.87%

Class P Shares
Period Ended December 31, 2012(e)(g)	$14.91	0.62	(0.01)	0.61	(0.30)	(0.17)	(0.47)	–	$15.05	4.15%	$729,593	0.42%	6.22%	0.42%	9.92%

Class VI Shares
Year Ended December 31, 2012(e)	$13.82	0.22	1.47	1.69	(0.24)	(0.17)	(0.41)	–	$15.10	12.30%	$596,768	0.57%	1.47%	0.57%	9.92%
Year Ended December 31, 2011(e)	$14.23	0.17	(0.30)	(0.13)	(0.27)	(0.01)	(0.28)	–	$13.82	(0.98)%	$528,757	0.57%	1.22%	0.57%	11.61%
Period Ended December 31, 2010(e)(h)	$13.49	0.20	0.70	0.90	(0.13)	(0.03)	(0.16)	–	$14.23	6.81%	$235,246	0.50%	2.21%	0.50%	2.76%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.
(g)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.
(h)	For the period from April 30, 2010 (commencement of operations) through December 31, 2010.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Capital Appreciation Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund-of-funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

18

Notes to Financial Statements (Continued)

December 31, 2012

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a

19

Notes to Financial Statements (Continued)

December 31, 2012

remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. During the year ended December 31, 2012, the rate was 3.55%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. The Nationwide Fixed Contract has been valued each day at par, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$1,132,969,280	$—	$—	$1,132,969,280
Fixed Contract	—	70,759,144	—	70,759,144
Total	$1,132,969,280	$70,759,144	$—	$1,203,728,424

Amounts designated as “—” are zero or have been rounded to zero.

For the year-ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

20

Notes to Financial Statements (Continued)

December 31, 2012

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.28% for all share classes until at least April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement

21

Notes to Financial Statements (Continued)

December 31, 2012

is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $286,103 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $3,802.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II, Class VI, and Class P shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2012, NFS received $1,656,069 in administrative services fees from the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

22

Notes to Financial Statements (Continued)

December 31, 2012

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $0 and $1,044 respectively.

5.  Investments in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the year ended December 31, 2012 were as follows:

Affiliated Issuer	Market Value at December 31, 2011	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at December 31, 2012
NVIT International Index Fund, Class Y	$184,520,673	$52,830,950	$19,571,005	$6,848,335	$218,762	$249,581,496
NVIT Mid Cap Market Index Fund, Class Y	100,861,955	35,624,331	18,753,922	1,630,852	10,547,496	135,416,242
NVIT S&P 500 Index Fund, Class Y	302,851,018	73,703,447	26,954,292	7,897,863	6,170,327	392,403,072
NVIT Small Cap Index Fund, Class Y	54,817,771	13,814,586	3,486,786	1,187,390	867,098	73,710,868
NVIT Bond Index Fund, Class Y	176,585,369	73,266,912	17,031,381	6,397,492	3,003,072	234,956,863
NVIT Enhanced Income Fund, Class Y	46,052,504	9,432,329	8,441,591	516,016	(106,456)	46,900,739
NVIT Money Market Fund, Class Y	9,303,826	2,157,587	11,461,412	—	—	—
Nationwide Fixed Contract	46,126,783	26,157,077	3,696,110	2,171,394	—	70,759,144

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

6.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

23

Notes to Financial Statements (Continued)

December 31, 2012

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

7.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $286,987,219 and sales of $109,396,499 (excluding short-term securities).

8.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$20,203,329	$13,375,238	$33,578,567	$—	$33,578,567

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,231,732	$718,838	$14,950,570	$—	$14,950,570

Amount designated as “—” is zero or has been rounded to zero.

24

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$922,844	$20,100,479	$21,023,323	$—	$78,586,111	$99,609,434

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,125,142,313	$84,909,980	$(6,323,869)	$78,586,111

12. Subsequent	Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Investor Destinations Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Capital Appreciation Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the underlying funds’ transfer agent and counterparty, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

26

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 47.28%.

The Fund designates $13,375,238, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $6,619,272 or $0.0830 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $174,181 or $0.0022 per outstanding share.

27

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

29

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

31

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32

NVIT Investor Destinations Conservative Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information

28	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-CON (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

The NVIT Investor Destinations Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs).

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2

Important Disclosures (Continued)

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are

3

Important Disclosures (Continued)

those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve—a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds—and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

December 31, 2012

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Investor Destinations Conservative Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Investor Destinations Conservative Fund (Class II) returned 5.18% versus 4.71% for its composite benchmark, a blend of 20% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 45% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 133 funds as of December 31, 2012) was 8.72% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive relative to the Fund’s composite benchmark returns for the Fund during the reporting period came from the Fund’s underlying investments in the NVIT S&P 500 Index Fund, the NVIT Bond Index Fund and the NVIT International Index Fund (with target allocations of 12%, 40% and 5%, respectively), which gained 15.74%, 4.03% and 18.89%, respectively.

All 10 sectors within the NVIT S&P 500 Index Fund’s benchmark, the S&P 500 Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected Fund performance were financials, information technology and consumer discretionary.

All six sectors within the NVIT Bond Index Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, recorded positive returns during the reporting period. The top-contributing sectors that affected relative Fund performance were securitized securities, followed by industrial bonds and financial bonds.

Nine of the 10 sectors within the NVIT International Index Fund’s benchmark, the MSCI EAFE® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected Fund performance were financials, consumer discretionary and industrials.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

None of the Fund’s underlying funds registered negative performance relative to the Fund’s composite benchmark during the reporting period; however, the NVIT Money Market Fund and the NVIT Enhanced Income Fund contributed the least to the over all fund performance (with target allocations of 5% and 14%, respectively), which gained 0.00% and 0.81%, respectively.

Throughout the reporting period, the NVIT Money Market Fund holdings in overnight securities detracted the most from Fund performance. These securities were generally lower-yielding securities that were required to be held in the Fund for liquidity purposes. None of the Fund’s securities defaulted during the reporting period.

The NVIT Enhanced Income Fund’s holdings in U.S. Treasurys and Agencies contributed the least to Fund performance during the reporting period as higher-yielding spread sectors (nongovernment fixed-income investments) outperformed government securities. Higher net issuance in Treasurys relative to other spread sectors along with investor preference for higher-yielding asset classes drove underperformance in U.S. government securities. Improving economic data in the United States and stabilization of the eurozone reduced investor desire for Treasurys, contributing to the sector’s relative underperformance during the reporting period.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

7

Fund Performance	NVIT Investor Destinations Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class II2	5.18%	3.28%	4.37%
Class P3	2.24%*	—	—
Class VI4	5.16%	3.28%	4.40%

*	Not annualized.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	As of April 30, 2004, all existing shares were designated Class II shares.

[3]	Since inception date of April 30, 2012.

[4]

These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense Ratio*
Class II	0.79%
Class P	0.64%
Class VI	0.79%
*	Current effective prospectus dated April 30, 2012. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Conservative Fund versus performance of the Composite Index(a), the S&P 500® Index(b), the Barclays U.S. Aggregate Bond Index(c), the Citigroup 3-Month Treasury Bill (T-Bill) Index(d), the and the Consumer Price Index (CPI)(e) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index comprises 20% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 45% Citigroup 3-Month T-Bill Index.

(b)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(c)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(d)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Investor Destinations Conservative Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class II Shares	Actual	1,000.00	1,024.60	2.95	0.58
	Hypothetical[c]	1,000.00	1,022.22	2.95	0.58
Class P Shares	Actual	1,000.00	1,025.30	2.19	0.43
	Hypothetical[c]	1,000.00	1,022.97	2.19	0.43
Class VI Shares	Actual	1,000.00	1,025.40	2.95	0.58
	Hypothetical[c]	1,000.00	1,022.22	2.95	0.58

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary December 31, 2012	NVIT Investor Destinations Conservative Fund

Asset Allocation†
Fixed Income Funds	53.6%
Fixed Contract	21.0%
Equity Funds	20.4%
Money Market Fund	5.0%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
NVIT Bond Index Fund, Class Y	39.7%
Nationwide Fixed Contract	20.9%
NVIT Enhanced Income Fund, Class Y	13.9%
NVIT S&P 500 Index Fund, Class Y	12.1%
NVIT International Index Fund, Class Y	5.3%
NVIT Money Market Fund, Class Y	5.0%
NVIT Mid Cap Index Fund, Class Y	3.1%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Investor Destinations Conservative Fund

Mutual Funds 79.0%

	Shares	Market Value

Equity Funds 20.4%
NVIT International Index Fund, Class Y (a)	4,989,086	$41,858,429
NVIT Mid Cap Index Fund, Class Y (a)	1,301,753	24,772,354
NVIT S&P 500 Index Fund, Class Y (a)	9,665,672	95,786,809

Total Equity Funds (cost $137,971,697)		162,417,592

Fixed Income Funds 53.6%
NVIT Bond Index Fund, Class Y (a)	28,938,376	315,138,914
NVIT Enhanced Income Fund, Class Y (a)	11,234,658	110,099,651

Total Fixed Income Funds (cost $417,553,857)		425,238,565

Money Market Fund 5.0%
NVIT Money Market Fund, Class Y, 0.00% *(a)(b)	39,309,386	39,309,386

Total Money Market Fund (cost $39,309,386)		39,309,386

Total Mutual Funds (cost $594,834,940)		626,965,543

Fixed Contract 21.0%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.55% (a)(c)	$166,089,833	$166,089,833

Total Fixed Contract (cost $166,089,833)		166,089,833

Total Investments (cost $760,924,773) (d) — 100.0%		793,055,376

Liabilities in excess of other assets — 0.0%†		(391,866)

NET ASSETS — 100.0%		$792,663,510

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2012.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2012

NVIT Investor Destinations Conservative Fund
Assets:
Investments in affiliates, at value (cost $760,924,773)	$793,055,376
Receivable for capital shares issued	2,198,908
Prepaid expenses	1,529

Total Assets	795,255,813

Liabilities:
Payable for investments purchased	2,177,990
Payable for capital shares redeemed	20,919
Accrued expenses and other payables:
Investment advisory fees	86,147
Fund administration fees	18,617
Distribution fees	165,671
Administrative servicing fees	96,813
Accounting and transfer agent fees	1,057
Custodian fees	4,546
Professional fees	9,457
Printing fees	7,070
Other	4,016

Total Liabilities	2,592,303

Net Assets	$792,663,510

Represented by:
Capital	$748,078,877
Accumulated undistributed net investment income	927,068
Accumulated net realized gains from affiliated investments	11,526,962
Net unrealized appreciation/(depreciation) from investments in affiliates	32,130,603

Net Assets	$792,663,510

Net Assets:
Class II Shares	$775,121,597
Class P Shares	771,093
Class VI Shares	16,770,820

Total	$792,663,510

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	74,515,612
Class P Shares	74,254
Class VI Shares	1,619,411

Total	76,209,277

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.40
Class P Shares	$10.38
Class VI Shares	$10.36

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2012

NVIT Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$13,000,993
Interest income from affiliates	4,982,443
Other income from non-affiliates	14,316

Total Income	17,997,752

EXPENSES:
Investment advisory fees	927,832
Fund administration fees	200,361
Distribution fees Class II Shares	1,741,487
Distribution fees Class P Shares (a)	741
Distribution fees Class VI Shares	42,069
Administrative servicing fees Class II Shares	1,044,903
Administrative servicing fees Class VI Shares	25,241
Professional fees	37,910
Printing fees	16,176
Trustee fees	27,218
Custodian fees	27,532
Compliance program costs (Note 3)	2,629
Other	20,537

Total expenses before earnings credit	4,114,636

Earnings credit (Note 6)	(1)

Net Expenses	4,114,635

NET INVESTMENT INCOME	13,883,117

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	3,949,318
Net realized gains from investment transactions with affiliates	8,639,498

Net realized gains from affiliated investments	12,588,816

Net change in unrealized appreciation/(depreciation) from investments in affiliates	9,335,778

Net realized/unrealized gains from affiliated investments	21,924,594

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$35,807,711

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Investor Destinations Conservative Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$13,883,117	$10,870,945
Net realized gains from affiliated investments	12,588,816	9,588,583
Net change in unrealized appreciation/(depreciation) from investments in affiliates	9,335,778	(4,057,417)

Change in net assets resulting from operations	35,807,711	16,402,111

Distributions to Shareholders From:
Net investment income:
Class II	(13,321,379)	(12,938,024)
Class P (a)	(13,437)	—
Class VI	(286,599)	(459,554)
Net realized gains:
Class II	(9,733,624)	(1,907,716)
Class P (a)	(6,574)	—
Class VI	(232,363)	(59,294)

Change in net assets from shareholder distributions	(23,593,976)	(15,364,588)

Change in net assets from capital transactions	135,995,549	137,942,378

Change in net assets	148,209,284	138,979,901

Net Assets:
Beginning of year	644,454,226	505,474,325

End of year	$792,663,510	$644,454,226

Accumulated undistributed net investment income at end of year	$927,068	$5,564

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$174,792,967	$186,200,088
Dividends reinvested	23,055,003	14,845,740
Cost of shares redeemed	(60,327,451)	(64,382,179)

Total Class II Shares	137,520,519	136,663,649

Class P Shares (a)
Proceeds from shares issued	838,733	—
Dividends reinvested	20,011	—
Cost of shares redeemed	(84,708)	—

Total Class P Shares	774,036	—

Class VI Shares
Proceeds from shares issued	3,809,725	8,187,557
Dividends reinvested	518,962	518,848
Cost of shares redeemed	(6,627,693)	(7,427,676)

Total Class VI Shares	(2,299,006)	1,278,729

Change in net assets from capital transactions	$135,995,549	$137,942,378

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

15

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Conservative Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class II Shares
Issued	16,737,299	18,265,421
Reinvested	2,207,025	1,460,923
Redeemed	(5,759,878)	(6,279,829)

Total Class II Shares	13,184,446	13,446,515

Class P Shares (a)
Issued	80,296	—
Reinvested	1,920	—
Redeemed	(7,962)	—

Total Class P Shares	74,254	—

Class VI Shares
Issued	365,689	802,688
Reinvested	49,905	51,286
Redeemed	(639,996)	(731,677)

Total Class VI Shares	(224,402)	122,297

Total change in shares	13,034,298	13,568,812

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class II Shares
Year Ended December 31, 2012(e)	$10.20	0.20	0.32	0.52	(0.18)	(0.14)	(0.32)	—	$10.40	5.18%	$775,121,597	0.58%	1.95%	0.58%	12.44%
Year Ended December 31, 2011(e)	$10.19	0.20	0.09	0.29	(0.25)	(0.03)	(0.28)	—	$10.20	2.93%	$625,729,851	0.58%	1.98%	0.58%	15.78%
Year Ended December 31, 2010(e)	$9.87	0.21	0.36	0.57	(0.22)	(0.03)	(0.25)	—	$10.19	5.89%	$488,007,697	0.58%	2.10%	0.58%	11.91%
Year Ended December 31, 2009(e)	$9.27	0.24	0.59	0.83	(0.18)	(0.05)	(0.23)	—	$9.87	9.08%	$389,117,123	0.57%	2.55%	0.57%	42.55%
Year Ended December 31, 2008	$10.40	0.30	(0.91)	(0.61)	(0.34)	(0.18)	(0.52)	—	$9.27	(6.02)%	$338,713,566	0.56%	3.04%	0.56%	24.69%

Class P Shares
Period Ended December 31, 2012(e)(f)	$10.50	0.28	(0.05)	0.23	(0.21)	(0.14)	(0.35)	—	$10.38	2.24%	$771,093	0.42%	3.99%	0.42%	12.44%

Class VI Shares
Year Ended December 31, 2012(e)	$10.16	0.18	0.34	0.52	(0.18)	(0.14)	(0.32)	—	$10.36	5.16%	$16,770,820	0.58%	1.76%	0.58%	12.44%
Year Ended December 31, 2011(e)	$10.15	0.20	0.09	0.29	(0.25)	(0.03)	(0.28)	—	$10.16	2.94%	$18,724,375	0.58%	1.94%	0.58%	15.78%
Year Ended December 31, 2010(e)	$9.83	0.22	0.36	0.58	(0.23)	(0.03)	(0.26)	—	$10.15	5.93%	$17,466,628	0.58%	2.20%	0.58%	11.91%
Year Ended December 31, 2009(e)	$9.22	0.25	0.59	0.84	(0.18)	(0.05)	(0.23)	—	$9.83	9.25%	$11,866,947	0.57%	2.64%	0.57%	42.55%
Year Ended December 31, 2008	$10.36	0.32	(0.94)	(0.62)	(0.34)	(0.18)	(0.52)	—	$9.22	(6.17)%	$7,583,478	0.55%	3.14%	0.55%	24.69%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Conservative Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund-of-funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

18

Notes to Financial Statements (Continued)

December 31, 2012

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

19

Notes to Financial Statements (Continued)

December 31, 2012

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. During the year ended December 31, 2012, the rate was 3.55%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. The Nationwide Fixed Contract has been valued each day at par, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$166,089,833	$—	$166,089,833
Mutual Funds	626,965,543	—	—	626,965,543
Total	$626,965,543	$166,089,833	$—	$793,055,376

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely

20

Notes to Financial Statements (Continued)

December 31, 2012

than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $200,361 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

21

Notes to Financial Statements (Continued)

December 31, 2012

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $2,629.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II, Class P, and Class VI shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2012, NFS received $1,070,144 in administrative services fees from the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $0 and $77,668, respectively.

22

Notes to Financial Statements (Continued)

December 31, 2012

5.  Investments in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the year ended December 31, 2012 were as follows:

Affiliated Issuer	Market Value at December 31, 2011	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at December 31, 2012
NVIT International Index Fund, Class Y	$32,168,593	$10,618,152	$6,487,602	$1,135,728	$1,328,689	$41,858,429
NVIT Mid Cap Market Index Fund, Class Y	19,185,594	7,527,576	5,308,950	294,720	2,583,491	24,772,354
NVIT S&P 500 Index Fund, Class Y	76,802,670	21,375,440	13,223,991	1,904,153	4,618,708	95,786,809
NVIT Bond Index Fund, Class Y	259,253,701	78,891,040	25,587,139	8,470,401	4,129,115	315,138,914
NVIT Enhanced Income Fund, Class Y	90,080,949	27,195,578	6,760,047	1,195,991	(71,187)	110,099,651
NVIT Money Market Fund, Class Y	51,456,676	9,787,715	21,935,006	—	—	39,309,386
Nationwide Fixed Contract	115,574,030	55,213,877	9,680,515	4,982,443	—	166,089,833

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

6.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of the greater of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

7.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $210,609,378 and sales of $88,983,250 (excluding short-term securities).

23

Notes to Financial Statements (Continued)

December 31, 2012

8.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$13,621,415	$9,972,561	$23,593,976	$—	$23,593,976

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$13,397,578	$1,967,010	$15,364,588	$—	$15,364,588

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,016,706	$11,928,483	$12,945,189	$—	$31,639,444	$44,584,633

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

24

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$761,415,932	$34,755,528	$(3,116,084)	$31,639,444

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Investor Destinations Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the underlying funds’ transfer agent and counterparty, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

26

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 10.22%.

The Fund designates $9,972,561, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $1,097,741 or $0.0144 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $28,886 or $0.0004 per outstanding share.

27

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

29

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

31

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32

NVIT Investor Destinations Moderate Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information

28	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-MOD (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

The NVIT Investor Destinations Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs).

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2

Important Disclosures (Continued)

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

3

Important Disclosures (Continued)

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve—a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds—and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

December 31, 2012

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Investor Destinations Moderate Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Investor Destinations Moderate Fund (Class II) ) returned 10.81% versus 10.70% for its composite benchmark, a blend of 60% S&P 500® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 231 funds as of December 31, 2012) was 11.21% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive returns for the Fund relative to the Fund’s composite benchmark during the reporting period came from the Fund’s underlying investments in the NVIT S&P 500 Index Fund, the NVIT International Index Fund and the NVIT Mid Cap Index Fund (with target allocations of 29%, 16% and 10%, respectively), which gained 15.74%, 18.89% and 17.64%, respectively.

All 10 sectors within the S&P 500 Index and the S&P MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected NVIT S&P 500 Index Fund performance were financials, information technology and consumer discretionary. The strongest-contributing sectors that affected NVIT Mid Cap Index Fund performance were financials, industrials and consumer discretionary.

Nine of the 10 sectors within the NVIT International Index Fund’s benchmark, the MSCI EAFE® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected Fund performance were financials, consumer discretionary and industrials.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

None of the Fund’s underlying funds registered negative performance relative to the Fund’s composite benchmark during the reporting period; however, the NVIT Money Market Fund and the NVIT Enhanced Income Fund contributed the least to overall Fund performance (with target allocations of 2% and 6%, respectively), which gained 0.00% and 0.81%, respectively.

Throughout the reporting period, the NVIT Money Market Fund holdings in overnight securities detracted the most from Fund performance. These securities were generally lower-yielding securities that were required to be held in the Fund for liquidity purposes. None of the Fund’s securities defaulted during the reporting period.

The NVIT Enhanced Income Fund’s holdings in U.S. Treasurys and Agencies contributed the least to Fund performance during the reporting period as higher-yielding spread sectors (nongovernment fixed-income investments) outperformed government securities. Higher net issuance in Treasurys relative to other spread sectors along with investor preference for higher-yielding asset classes drove underperformance in U.S. government securities. Improving economic data in the United States and stabilization of the eurozone reduced investor desire for Treasurys, contributing to the sector’s relative underperformance during the reporting period.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

7

Fund Performance	NVIT Investor Destinations Moderate Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class II2	10.81%	2.37%	6.24%
Class P3	3.71%*	–	–
Class VI4	10.84%	2.36%	6.27%
*	Not annualized.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	As of April 30, 2004, all existing shares were designated Class II shares.

[3]	Since inception date of April 30, 2012.

[4]

These returns were achieved prior to the creation of Class VI shares (April 30, 2004) and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense Ratio*
Class II	0.80%
Class P	0.65%
Class VI	0.80%
*	Current effective prospectus dated April 30, 2012. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderate Fund versus performance of the Composite Index(a), the S&P 500® Index(b), the Barclays U.S. Aggregate Bond Index(c), the Citigroup 3-Month Treasury Bill (T-Bill) Index(d), and the Consumer Price Index (CPI)(e) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index comprises 60% S&P 500® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Citigroup 3-Month T-Bill Index.

(b)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(c)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(d)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Investor Destinations Moderate Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class II Shares	Actual	1,000.00	1,055.00	2.94	0.57
	Hypothetical[c]	1,000.00	1,022.27	2.90	0.57
Class P Shares	Actual	1,000.00	1,055.30	2.17	0.42
	Hypothetical[c]	1,000.00	1,023.03	2.14	0.42
Class VI Shares	Actual	1,000.00	1,055.10	2.94	0.57
	Hypothetical[c]	1,000.00	1,022.27	2.90	0.57

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary December 31, 2012	NVIT Investor Destinations Moderate Fund

Asset Allocation †
Equity Funds	60.8%
Fixed Income Funds	29.4%
Fixed Contract	7.9%
Money Market Fund	2.0%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings ††
NVIT S&P 500 Index Fund, Class Y	28.7%
NVIT Bond Index Fund, Class Y	23.5%
NVIT International Index Fund, Class Y	16.7%
NVIT Mid Cap Index Fund, Class Y	10.3%
Nationwide Fixed Contract	7.9%
NVIT Enhanced Income Fund, Class Y	5.8%
NVIT Small Cap Index Fund, Class Y	5.1%
NVIT Money Market Fund, Class Y	2.0%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Investor Destinations Moderate Fund

Mutual Funds 92.2%

	Shares	Market Value

Equity Funds 60.8%
NVIT International Index Fund, Class Y (a)	58,195,373	$488,259,179
NVIT Mid Cap Index Fund, Class Y (a)	15,818,781	301,031,407
NVIT S&P 500 Index Fund, Class Y (a)	85,056,150	842,906,448
NVIT Small Cap Index Fund, Class Y (a)	14,651,993	150,182,931

Total Equity Funds (cost $1,495,506,704)		1,782,379,965

Fixed Income Funds 29.4%
NVIT Bond Index Fund, Class Y (a)	63,274,017	689,054,045
NVIT Enhanced Income Fund, Class Y (a)	17,543,448	171,925,795

Total Fixed Income Funds (cost $826,675,024)		860,979,840

Money Market Fund 2.0%
NVIT Money Market Fund, Class Y, 0.00%* (a)(b)	57,290,922	57,290,922

Total Money Market Fund (cost $57,290,922)		57,290,922

Total Mutual Funds (cost $2,379,472,650)		2,700,650,727

Fixed Contract 7.9%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.55% (a)(c)	$230,577,883	$230,577,883

Total Fixed Contract (cost $230,577,883)		230,577,883

Total Investments (cost $2,610,050,533) (d) — 100.1%		2,931,228,610

Liabilities in excess of other assets — (0.1)%		(1,468,579)

NET ASSETS — 100.0%		$2,929,760,031

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2012.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2012

NVIT Investor Destinations Moderate Fund
Assets:
Investments in affiliates, at value (cost $2,610,050,533)	$2,931,228,610
Receivable for investments sold	2,840,433
Receivable for capital shares issued	160,832
Prepaid expenses	6,576

Total Assets	2,934,236,451

Liabilities:
Payable for capital shares redeemed	3,001,266
Accrued expenses and other payables:
Investment advisory fees	321,657
Fund administration fees	59,026
Distribution fees	618,574
Administrative servicing fees	393,794
Accounting and transfer agent fees	16,491
Custodian fees	17,769
Professional fees	23,181
Printing fees	7,306
Other	17,356

Total Liabilities	4,476,420

Net Assets	$2,929,760,031

Represented by:
Capital	$2,688,953,500
Accumulated undistributed net investment income	2,585,264
Accumulated net realized losses from affiliated investments	(82,956,810)
Net unrealized appreciation/(depreciation) from investments in affiliates	321,178,077

Net Assets	$2,929,760,031

Net Assets:
Class II Shares	$2,900,799,660
Class P Shares	5,412,295
Class VI Shares	23,548,076

Total	$2,929,760,031

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	257,518,226
Class P Shares	481,446
Class VI Shares	2,101,241

Total	260,100,913

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.26
Class P Shares	$11.24
Class VI Shares	$11.21

The accompanying notes are an intergral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2012

NVIT Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$57,490,397
Interest income from affiliates	7,819,415

Total Income	65,309,812

EXPENSES:
Investment advisory fees	3,841,726
Fund administration fees	692,719
Distribution fees Class II Shares	7,319,679
Distribution fees Class P Shares (a)	5,894
Distribution fees Class VI Shares	62,387
Administrative servicing fees Class II Shares	4,391,851
Administrative servicing fees Class VI Shares	37,432
Professional fees	118,326
Printing fees	32,578
Trustee fees	111,289
Custodian fees	112,984
Compliance program costs (Note 3)	11,771
Other	78,229

Total expenses before earnings credit	16,816,865

Earnings credit (Note 6)	(7)

Net Expenses	16,816,858

NET INVESTMENT INCOME	48,492,954

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	26,148,432
Net realized losses from investment transactions with affiliates	(25,600,951)
Net realized gain from investment transactions with non-affiliates	31,375

Net realized gains from affiliated and non-affiliated investments	578,856

Net change in unrealized appreciation/(depreciation) from investments in affiliates	254,018,797

Net realized/unrealized gains from affiliated investments	254,597,653

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$303,090,607

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderate Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$48,492,954	$49,711,767
Net realized gains/(losses) from affiliated and non-affiliated investments	578,856	(36,316,093)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	254,018,797	(9,524,918)

Change in net assets resulting from operations	303,090,607	3,870,756

Distributions to Shareholders From:
Net investment income:
Class II	(47,635,443)	(63,112,165)
Class P (a)	(98,813)	–
Class VI	(382,367)	(486,407)

Change in net assets from shareholder distributions	(48,116,623)	(63,598,572)

Change in net assets from capital transactions	(200,037,320)	(112,461,614)

Change in net assets	54,936,664	(172,189,430)

Net Assets:
Beginning of year	2,874,823,367	3,047,012,797

End of year	$2,929,760,031	$2,874,823,367

Accumulated undistributed net investment income at end of year	$2,585,264	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$46,374,605	$112,256,603
Dividends reinvested	47,635,443	63,112,165
Cost of shares redeemed	(296,601,255)	(288,582,102)

Total Class II Shares	(202,591,207)	(113,213,334)

Class P Shares (a)
Proceeds from shares issued	5,149,975	–
Dividends reinvested	98,813	–
Cost of shares redeemed	(28,349)	–

Total Class P Shares	5,220,439	–

Class VI Shares
Proceeds from shares issued	3,671,740	6,140,979
Dividends reinvested	382,367	486,407
Cost of shares redeemed	(6,720,659)	(5,875,666)

Total Class VI Shares	(2,666,552)	751,720

Change in net assets from capital transactions	$(200,037,320)	$(112,461,614)

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

15

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderate Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class II Shares
Issued	4,274,953	10,745,674
Reinvested	4,219,260	6,033,178
Redeemed	(26,870,059)	(27,314,216)

Total Class II Shares	(18,375,846)	(10,535,364)

Class P Shares (a)
Issued	475,221	–
Reinvested	8,768	–
Redeemed	(2,543)	–

Total Class P Shares	481,446	–

Class VI Shares
Issued	343,125	597,364
Reinvested	34,048	46,758
Redeemed	(615,922)	(558,963)

Total Class VI Shares	(238,749)	85,159

Total change in shares	(18,133,149)	(10,450,205)

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class II Shares
Year Ended December 31, 2012(e)	$10.33	0.18	0.94	1.12	(0.19)	–	(0.19)	–	$11.26	10.81%	$2,900,799,660	0.57%	1.64%	0.57%	7.97%
Year Ended December 31, 2011(e)	$10.56	0.18	(0.18)	–	(0.23)	–	(0.23)	–	$10.33	(0.04)%	$2,850,771,347	0.57%	1.68%	0.57%	14.32%
Year Ended December 31, 2010(e)	$9.71	0.17	0.87	1.04	(0.19)	–	(0.19)	–	$10.56	10.91%	$3,023,335,082	0.57%	1.75%	0.57%	7.21%
Year Ended December 31, 2009(e)	$8.46	0.20	1.39	1.59	(0.14)	(0.20)	(0.34)	–	$9.71	19.14%	$2,753,893,536	0.56%	2.26%	0.56%	22.60%	(f)
Year Ended December 31, 2008	$12.44	0.27	(2.98)	(2.71)	(0.31)	(0.96)	(1.27)	–	$8.46	(23.20)%	$2,215,598,246	0.56%	2.41%	0.56%	19.00%

Class P Shares
Period Ended December 31, 2012(e)(g)	$11.05	0.30	0.11	0.41	(0.22)	–	(0.22)	–	$11.24	3.71%	$5,412,295	0.42%	4.00%	0.42%	7.97%

Class VI Shares
Year Ended December 31, 2012(e)	$10.28	0.17	0.95	1.12	(0.19)	–	(0.19)	–	$11.21	10.84%	$23,548,076	0.57%	1.54%	0.57%	7.97%
Year Ended December 31, 2011(e)	$10.50	0.17	(0.16)	0.01	(0.23)	–	(0.23)	–	$10.28	(0.04)%	$24,052,020	0.57%	1.66%	0.57%	14.32%
Year Ended December 31, 2010(e)	$9.67	0.17	0.85	1.02	(0.19)	–	(0.19)	–	$10.50	10.86%	$23,677,715	0.57%	1.75%	0.57%	7.21%
Year Ended December 31, 2009(e)	$8.41	0.20	1.40	1.60	(0.14)	(0.20)	(0.34)	–	$9.67	19.37%	$20,742,579	0.56%	2.26%	0.56%	22.60%	(f)
Year Ended December 31, 2008	$12.40	0.26	(2.98)	(2.72)	(0.31)	(0.96)	(1.27)	–	$8.41	(23.37)%	$17,324,448	0.56%	2.43%	0.56%	19.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	Excludes merger activity.
(g)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

The accompanying notes are an intergral part of these financial statements.

17

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Moderate Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund-of-funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund is a non-diversified fund, as defined in the 1940 Act.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

18

Notes to Financial Statements (Continued)

December 31, 2012

The following are the valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

19

Notes to Financial Statements (Continued)

December 31, 2012

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. During the year ended December 31, 2012, the rate was 3.55%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. The Nationwide Fixed Contract has been valued each day at par, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$230,577,883	$—	$230,577,883
Mutual Funds	2,700,650,727	—	—	2,700,650,727
Total Assets	$2,700,650,727	$230,577,883	$—	$2,931,228,610

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax

20

Notes to Financial Statements (Continued)

December 31, 2012

positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

21

Notes to Financial Statements (Continued)

December 31, 2012

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $692,719 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $11,771.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II, Class P, and Class VI shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2012, NFS received $4,429,283 in administrative services fees from the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $333 and $2,723, respectively.

22

Notes to Financial Statements (Continued)

December 31, 2012

5.  Investments in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the year ended December 31, 2012 were as follows:

Affiliated Issuer	Market Value at December 31, 2011	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at December 31, 2012
NVIT International Index Fund, Class Y	$460,583,220	$34,396,725	$76,580,887	$13,485,957	$(28,124,357)	$488,259,179
NVIT Mid Cap Market Index Fund, Class Y	286,095,915	36,630,019	67,377,830	3,653,184	18,808,058	301,031,407
NVIT S&P 500 Index Fund, Class Y	830,392,217	23,447,408	120,902,701	17,094,621	(4,283,334)	842,906,448
NVIT Small Cap Index Fund, Class Y	142,535,405	5,763,541	18,465,751	2,439,542	(180,211)	150,182,931
NVIT Bond Index Fund, Class Y	696,042,734	79,019,518	95,160,228	18,919,030	14,598,141	689,054,045
NVIT Enhanced Income Fund, Class Y	187,133,593	7,030,708	21,790,080	1,906,921	(270,816)	171,925,795
NVIT Money Market Fund, Class Y	71,949,547	1,913,444	16,572,069	—	—	57,290,922
Nationwide Fixed Contract	202,834,975	47,376,170	27,452,676	7,819,415	—	230,577,883

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

6.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of the greater of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

7.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $235,577,533 and sales of $444,302,222 (excluding short-term securities).

23

Notes to Financial Statements (Continued)

December 31, 2012

8.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$48,116,623	$—	$48,116,623	$—	$48,116,623

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$63,598,572	$—	$63,598,572	$—	$63,598,572

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
$2,585,264	$—	$2,585,264	$(49,488,680)	$287,709,947	$240,806,531

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

24

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,643,518,663	$314,427,301	$(26,717,354)	$287,709,947

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$34,339,487	2017
9,440,169	2018

The following table represents capital loss carryforwards that are subject to the Modernization Act, and will be utilized to offset capital gains, if any, prior to the utilization of those capital loss carryforwards noted above.

Loss Carryforward Character
Short Term	Long Term
$—	$5,709,024

Amount designated as “—” is zero or has been rounded to zero.

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $8,050,321 to offset capital gains.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Investor Destinations Moderate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Moderate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the underlying funds’ transfer agent and counterparty, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

26

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 42.77%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $13,034,879 or $0.0501 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $343,004 or $0.0013 per outstanding share.

27

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

29

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

31

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32

NVIT Investor Destinations Moderately Aggressive Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information

28	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-MAG (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

The NVIT Investor Destinations Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs).

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2

Important Disclosures (Continued)

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

3

Important Disclosures (Continued)

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Disclosures

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the

S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

December 31, 2012

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Investor Destinations Moderately Aggressive Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Investor Destinations Moderately Aggressive Fund (Class II) returned 13.76% versus 13.47% for its composite benchmark, a blend of 80% S&P 500® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 318 funds as of December 31, 2012) was 13.50% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive returns for the Fund relative to the Fund’s composite benchmark during the reporting period came from the Fund’s underlying investments in the NVIT S&P 500 Index Fund, the NVIT International Index Fund and the NVIT Mid Cap Index Fund (with target allocations of 35%, 25% and 12%, respectively), which gained 15.74%, 18.89% and 17.64%, respectively.

All 10 sectors within the S&P 500 Index and the S&P MidCap 400® (S&P 400) Index recorded positive returns during the reporting period. The strongest-contributing sectors that affected NVIT S&P 500 Index Fund performance were financials, information technology and consumer discretionary. The strongest-contributing sectors that affected NVIT Mid Cap Index Fund performance were financials, industrials and consumer discretionary.

Nine of the 10 sectors within the NVIT International Index Fund’s benchmark, the MSCI EAFE® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected Fund performance were financials, consumer discretionary and industrials.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

All of the Fund’s underlying funds contributed positive performance relative to the Fund’s composite benchmark during the reporting period; however, the NVIT Enhanced Income Fund and the NVIT Bond Index Fund contributed the least to overall Fund performance (with target allocations of 2.5% and 15%, respectively), which gained 0.81% and 4.03%, respectively.

The NVIT Enhanced Income Fund’s holdings in U.S. Treasurys and Agencies contributed the least to Fund performance during the reporting period as higher-yielding spread sectors (nongovernment fixed-income investments) outperformed government securities. Higher net issuance in Treasurys relative to other spread sectors along with investor preference for higher-yielding asset classes drove underperformance in U.S. government securities. Improving economic data in the United States and stabilization of the eurozone reduced investor desire for Treasurys, contributing to the sector’s relative underperformance during the reporting period.

None of the six sectors within the NVIT Bond Index Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, registered negative performance during the reporting period. The weakest-contributing sectors that affected relative Fund performance were utility bonds, quasi and foreign government securities, and sovereign bonds.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

7

Fund Performance	NVIT Investor Destinations Moderately Aggressive Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class II2
	13.76%	1.40%	7.08%
Class P3
	4.61%*	—	—
Class VI4
	13.74%	1.39%	7.09%
*	Not annualized.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	As of April 30, 2004, all existing shares were designated Class II shares.

[3]	Since inception date of April 30, 2012.

[4]

These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense Ratio*
Class II	0.81%
Class P	0.66%
Class VI	0.81%
*	Current effective prospectus dated April 30, 2012. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderately Aggressive Fund versus performance of the Composite Index(a), the S&P 500® Index(b), the Barclays U.S. Aggregate Bond Index(c), the Citigroup 3-Month Treasury Bill (T-Bill) Index(d), and the Consumer Price Index (CPI)(e) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index comprises 80% S&P 500® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Citigroup 3-Month T-Bill Index.

(b)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U. S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(c)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(d)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Investor Destinations Moderately Aggressive Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 -12/31/12[a,b]
Class II Shares	Actual	1,000.00	1,073.00	2.97	0.57
	Hypothetical[c]	1,000.00	1,022.27	2.90	0.57
Class P Shares	Actual	1,000.00	1,073.80	2.19	0.42
	Hypothetical[c]	1,000.00	1,023.03	2.14	0.42
Class VI Shares	Actual	1,000.00	1,072.50	2.97	0.57
	Hypothetical[c]	1,000.00	1,022.27	2.90	0.57

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Investor Destinations Moderately Aggressive Fund
December 31, 2012

Asset Allocation †
Equity Funds	80.7%
Fixed Income Funds	17.0%
Fixed Contract	2.4%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings ††
NVIT S&P 500 Index Fund	34.4%
NVIT International Index Fund	25.8%
NVIT Bond Index Fund	14.6%
NVIT Mid Cap Index Fund	12.2%
NVIT Small Cap Index Fund	8.2%
Nationwide Fixed Contract	2.4%
NVIT Enhanced Income Fund	2.4%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Investor Destinations Moderately Aggressive Fund

Mutual Funds 97.7%

	Shares	Market Value

Equity Funds 80.7%
NVIT International Index Fund, Class Y (a)	46,880,559	$393,327,889
NVIT Mid Cap Index Fund, Class Y (a)	9,786,118	186,229,829
NVIT S&P 500 Index Fund, Class Y (a)	52,897,007	524,209,335
NVIT Small Cap Index Fund, Class Y (a)	12,082,614	123,846,796

Total Equity Funds (cost $1,102,414,935)		1,227,613,849

Fixed Income Funds 17.0%
NVIT Bond Index Fund, Class Y (a)	20,376,906	221,904,502
NVIT Enhanced Income Fund, Class Y (a)	3,766,334	36,910,074

Total Fixed Income Funds (cost $249,298,135)		258,814,576

Total Mutual Funds (cost $1,351,713,070)		1,486,428,425

Fixed Contract 2.4%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.55% (a)(b)	$37,129,178	$37,129,178

Total Fixed Contract (cost $37,129,178)		37,129,178

Total Investments (cost $1,388,842,248) (c) — 100.1%		1,523,557,603

Liabilities in excess of other assets — (0.1)%		(785,129)

NET ASSETS — 100.0%		$1,522,772,474

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2012

NVIT Investor Destinations Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $1,388,842,248)	$1,523,557,603
Receivable for investments sold	5,742,712
Receivable for capital shares issued	23,910
Prepaid expenses	3,579

Total Assets	1,529,327,804

Liabilities:
Payable for capital shares redeemed	5,766,622
Accrued expenses and other payables:
Investment advisory fees	167,871
Fund administration fees	32,637
Distribution fees	322,829
Administrative servicing fees	209,453
Accounting and transfer agent fees	11,444
Custodian fees	9,306
Professional fees	15,025
Printing fees	11,142
Other	9,001

Total Liabilities	6,555,330

Net Assets	$1,522,772,474

Represented by:
Capital	$1,515,903,975
Accumulated undistributed net investment income	1,026,064
Accumulated net realized losses from affiliated investments	(128,872,920)
Net unrealized appreciation/(depreciation) from investments in affiliates	134,715,355

Net Assets	$1,522,772,474

Net Assets:
Class II Shares	$1,510,861,567
Class P Shares	5,137,135
Class VI Shares	6,773,772

Total	$1,522,772,474

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	135,389,328
Class P Shares	461,636
Class VI Shares	610,620

Total	136,461,584

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$11.16
Class P Shares	$11.13
Class VI Shares	$11.09

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2012

NVIT Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$32,481,265
Interest income from affiliates	1,360,148

Total Income	33,841,413

EXPENSES:
Investment advisory fees	2,060,783
Fund administration fees	391,735
Distribution fees Class II Shares	3,939,726
Distribution fees Class P Shares(a)	4,086
Distribution fees Class VI Shares	19,246
Administrative servicing fees Class II Shares	2,363,859
Administrative servicing fees Class VI Shares	11,548
Professional fees	67,938
Printing fees	22,141
Trustee fees	59,405
Custodian fees	60,648
Compliance program costs (Note 3)	6,498
Other	45,144

Total Expenses	9,052,757

NET INVESTMENT INCOME	24,788,656

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	14,779,928
Net realized losses from investment transactions with affiliates	(33,310,558)

Net realized losses from affiliated investments	(18,530,630)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	198,525,790

Net realized/unrealized gains from affiliated investments	179,995,160

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$204,783,816

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Aggressive Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$24,788,656	$27,496,248
Net realized losses from affiliated investments	(18,530,630)	(48,995,986)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	198,525,790	(9,867,925)

Change in net assets resulting from operations	204,783,816	(31,367,663)

Distributions to Shareholders From:
Net investment income:
Class II	(24,512,146)	(35,640,098)
Class P(a)	(97,283)	–
Class VI	(118,876)	(185,328)

Change in net assets from shareholder distributions	(24,728,305)	(35,825,426)

Change in net assets from capital transactions	(248,645,474)	(229,918,596)

Change in net assets	(68,589,963)	(297,111,685)

Net Assets:
Beginning of year	1,591,362,437	1,888,474,122

End of year	$1,522,772,474	$1,591,362,437

Accumulated undistributed net investment income at end of year	$1,026,064	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$13,665,694	$22,602,657
Dividends reinvested	24,512,146	35,640,098
Cost of shares redeemed	(289,630,308)	(286,290,034)

Total Class II	(251,452,468)	(228,047,279)

Class P Shares(a)
Proceeds from shares issued	5,188,735	–
Dividends reinvested	97,283	–
Cost of shares redeemed	(282,454)	–

Total Class P	5,003,564	–

Class VI Shares
Proceeds from shares issued	553,761	940,744
Dividends reinvested	118,876	185,328
Cost of shares redeemed	(2,869,207)	(2,997,389)

Total Class VI	(2,196,570)	(1,871,317)

Change in net assets from capital transactions	$(248,645,474)	$(229,918,596)

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

15

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderately Aggressive Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class II Shares
Issued	1,269,850	2,178,186
Reinvested	2,190,541	3,492,394
Redeemed	(26,877,213)	(27,567,930)

Total Class II Shares	(23,416,822)	(21,897,350)

Class P Shares (a)
Issued	478,364	–
Reinvested	8,717	–
Redeemed	(25,445)	–

Total Class P Shares	461,636	–

Class VI Shares
Issued	51,467	92,141
Reinvested	10,690	18,234
Redeemed	(269,234)	(289,710)

Total Class VI Shares	(207,077)	(179,335)

Total change in shares	(23,162,263)	(22,076,685)

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class II Shares
Year Ended December 31, 2012(e)	$9.97	0.17	1.20	1.37	(0.18)	–	(0.18)	–	$11.16	13.76%	$1,510,861,567	0.57%	1.56%	0.57%	6.47%
Year Ended December 31, 2011(e)	$10.39	0.16	(0.37)	(0.21)	(0.21)	–	(0.21)	–	$9.97	(2.13)%	$1,583,258,119	0.57%	1.56%	0.57%	15.14%
Year Ended December 31, 2010(e)	$9.39	0.15	1.03	1.18	(0.18)	–	(0.18)	–	$10.39	12.83%	$1,878,171,300	0.57%	1.61%	0.57%	5.02%
Year Ended December 31, 2009(e)	$7.96	0.17	1.74	1.91	(0.11)	(0.37)	(0.48)	–	$9.39	24.39%	$1,830,377,623	0.56%	2.05%	0.56%	16.72%
Year Ended December 31, 2008	$13.34	0.24	(4.14)	(3.90)	(0.28)	(1.20)	(1.48)	–	$7.96	(31.39)%	$1,563,154,142	0.54%	2.08%	0.54%	22.71%

Class P Shares
Period Ended December 31, 2012(e)(f)	$10.85	0.42	0.08	0.50	(0.22)	–	(0.22)	–	$11.13	4.61%	$5,137,135	0.42%	5.78%	0.42%	6.47%

Class VI Shares
Year Ended December 31, 2012(e)	$9.91	0.16	1.20	1.36	(0.18)	–	(0.18)	–	$11.09	13.74%	$6,773,772	0.57%	1.54%	0.57%	6.47%
Year Ended December 31, 2011(e)	$10.33	0.16	(0.37)	(0.21)	(0.21)	–	(0.21)	–	$9.91	(2.14)%	$8,104,318	0.57%	1.52%	0.57%	15.14%
Year Ended December 31, 2010(e)	$9.33	0.15	1.03	1.18	(0.18)	–	(0.18)	–	$10.33	12.92%	$10,302,822	0.57%	1.58%	0.57%	5.02%
Year Ended December 31, 2009(e)	$7.92	0.17	1.72	1.89	(0.11)	(0.37)	(0.48)	–	$9.33	24.27%	$11,291,062	0.56%	2.03%	0.56%	16.72%
Year Ended December 31, 2008	$13.28	0.22	(4.10)	(3.88)	(0.28)	(1.20)	(1.48)	–	$7.92	(31.39)%	$10,257,846	0.55%	2.02%	0.55%	22.71%

Amounts designated as “– “ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Moderately Aggressive Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund-of-funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.    Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

18

Notes to Financial Statements (Continued)

December 31, 2012

The following are the valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a

19

Notes to Financial Statements (Continued)

December 31, 2012

rate of interest, which is currently adjusted on a quarterly basis. During the year ended December 31, 2012, the rate was 3.55%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. The Nationwide Fixed Contract has been valued each day at par, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$37,129,178	$—	$37,129,178
Mutual Funds	1,486,428,425	—	—	1,486,428,425
Total	$1,486,428,425	$37,129,178	$—	$1,523,557,603

Amounts designated as “—“ are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely

20

Notes to Financial Statements (Continued)

December 31, 2012

than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $391,735 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

21

Notes to Financial Statements (Continued)

December 31, 2012

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $6,498.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II, Class P, and Class VI shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2012, NFS received $2,375,407 in administrative services fees from the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $458 and $89, respectively.

22

Notes to Financial Statements (Continued)

December 31, 2012

5.  Investments in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the year ended December 31, 2012 were as follows:

Affiliated Issuer	Market Value at December 31, 2011	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at December 31, 2012
NVIT International Index Fund, Class Y	$398,941,554	$22,710,909	$86,303,607	$10,929,860	$(31,417,369)	$393,327,889
NVIT Mid Cap Index Fund, Class Y	190,314,033	20,728,591	54,259,123	2,274,911	11,307,884	186,229,829
NVIT S&P 500 Index Fund, Class Y	555,571,777	15,348,581	118,595,553	10,702,690	(5,125,069)	524,209,335
NVIT Small Cap Index Fund, Class Y	126,420,646	3,808,602	23,860,077	2,025,701	(420,324)	123,846,796
NVIT Bond Index Fund, Class Y	241,145,569	31,028,838	53,575,373	6,135,861	7,270,390	221,904,502
NVIT Enhanced Income Fund, Class Y	39,898,880	4,923,806	7,814,788	412,242	(146,142)	36,910,074
Nationwide Fixed Contract	39,936,396	4,001,165	8,168,531	1,360,148	—	37,129,178
Amount designated as “—“ is zero or has been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

6.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of the greater of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

7.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $102,550,492 and sales of $352,577,052 (excluding short-term securities).

23

Notes to Financial Statements (Continued)

December 31, 2012

8.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$24,728,305	$—	$24,728,305	$—	$24,728,305

Amounts designated as “—“ are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$35,825,426	$—	$35,825,426	$—	$35,825,426

Amounts designated as “—“ are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,026,064	$—	$1,026,064	$(96,205,968)	$102,048,403	$6,868,499

Amount designated as “—“ is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

24

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,421,509,200	$137,098,540	$(35,050,137)	$102,048,403

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$29,497,282	2017
23,880,116	2018

The following table represents capital loss carryforwards that are subject to the Modernization Act, and will be utilized to offset capital gains, if any, prior to the utilization of those capital loss carryforwards noted above.

Loss Carryforward Character
Short Term	Long Term
$—	$42,828,570

Amount designated as “— “ is zero or has been rounded to zero.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Investor Destinations Moderately Aggressive Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Moderately Aggressive Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the underlying funds’ transfer agent and counterparty, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2012

26

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 53.73%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $10,564,278 or $0.0774 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $277,992 or $0.0020 per outstanding share.

27

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

29

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

31

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32

NVIT Investor Destinations Moderately Conservative Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information

28	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-ID-MCON (2/13)

This page intentionally left blank

Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

The NVIT Investor Destinations Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the NVIT Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs).

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors. If Nationwide becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2

Important Disclosures (Continued)

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are

3

Important Disclosures (Continued)

those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI EAFE® Index, returned 17.32%. Emerging market stocks,

5

Summary of Market Environment (Continued)

December 31, 2012

as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Investor Destinations Moderately Conservative Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Investor Destinations Moderately Conservative Fund (Class II) returned 8.04% versus 7.92% for its composite benchmark, a blend of 40% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 231 funds as of December 31, 2012) was 11.21% for the same time period.

Which underlying funds contributed the most to the Fund’s performance relative to its benchmark?

The most positive returns for the Fund relative to the Fund’s composite benchmark during the reporting period came from the Fund’s underlying investments in the NVIT S&P 500 Index Fund, the NVIT International Index Fund and the NVIT Bond Index Fund (with target allocations of 22%, 10% and 33%, respectively), which gained 15.74%, 18.89% and 4.03%, respectively.

All 10 sectors within the NVIT S&P 500 Index Fund’s benchmark, the S&P 500 Index, recorded positive returns during the reporting period. The strongest-contributing sectors were financials, information technology and consumer discretionary.

Nine of the 10 sectors within the NVIT International Index Fund’s benchmark, the MSCI EAFE® Index, recorded positive returns during the reporting period. The strongest-contributing sectors that affected Fund performance were financials, consumer discretionary and industrials.

All six sectors within the NVIT Bond Index Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, recorded positive returns during the reporting period. The top-contributing sectors that affected relative Fund performance were securitized securities, followed by industrial bonds and financial bonds.

Which underlying funds detracted the most from the Fund’s performance relative to its benchmark?

None of the Fund’s underlying funds registered negative performance relative to the Fund’s composite benchmark during the reporting period; however, the NVIT Money Market Fund and the NVIT Enhanced Income Fund contributed the least to overall Fund performance (with target allocations of 3% and 10%, respectively), which gained 0.00% and 0.81%, respectively.

Throughout the reporting period, the NVIT Money Market Fund holdings in overnight securities detracted the most from Fund performance. These securities were generally lower-yielding securities that were required to be held in the Fund for liquidity purposes. None of the Fund’s securities defaulted during the reporting period.

The NVIT Enhanced Income Fund’s holdings in U.S. Treasurys and Agencies contributed the least to Fund performance during the reporting period as higher-yielding spread sectors (nongovernment fixed-income investments) outperformed government securities. Higher net issuance in Treasurys relative to other spread sectors along with investor preference for higher-yielding asset classes drove underperformance in U.S. government securities. Improving economic data in the United States and stabilization of the eurozone reduced investor desire for Treasurys, contributing to the sector’s relative underperformance during the reporting period.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

7

Fund Performance	NVIT Investor Destinations Moderately Conservative Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class II2	8.04%	3.09%	5.46%
Class P3	2.92%*	–	–
Class VI4	7.96%	3.11%	5.49%

*	Not annualized.

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	As of April 30, 2004, all existing shares were designated Class II shares.

[3]	Since inception date of April 30, 2012.

[4]

These returns were achieved prior to the creation of Class VI (April 30, 2004) shares and include the performance of the Fund’s Class II shares. Excluding the effect of periodic fee waivers or reimbursements, such prior performance is substantially similar to what Class VI shares would have produced because Class VI shares invest in the same portfolio of securities as Class II shares and have the same expenses. Class VI shares’ returns do not reflect the short-term trading fees applicable to such shares; if these fees were deducted, the annual returns for Class VI shares earned by the variable contract owner would have been lower.

Expense Ratios

Expense Ratio*
Class II	0.79%
Class P	0.64%
Class VI	0.79%
*	Current effective prospectus dated April 30, 2012. Expenses also include underlying fund expenses. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Investor Destinations Moderately Conservative Fund versus performance of the Composite Index(a), the S&P 500® Index(b), the Barclays U.S. Aggregate Bond Index(c), the Citigroup 3-Month Treasury Bill (T-Bill) Index(d), and the Consumer Price Index (CPI)(e) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Composite Index comprises 40% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Citigroup 3-Month T-Bill Index.

(b)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(c)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(d)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Investor Destinations Moderately Conservative Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 -12/31/12[a,b]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a,b]
Class II Shares	Actual	1,000.00	1,039.40	2.92	0.57
	Hypothetical[c]	1,000.00	1,022.27	2.90	0.57
Class P Shares	Actual	1,000.00	1,039.70	2.15	0.42
	Hypothetical[c]	1,000.00	1,023.03	2.14	0.42
Class VI Shares	Actual	1,000.00	1,038.50	2.92	0.57
	Hypothetical[c]	1,000.00	1,022.27	2.90	0.57

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds' expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary December 31, 2012	NVIT Investor Destinations Moderately Conservative Fund

Asset Allocation †
Fixed Income Funds	42.4%
Equity Funds	40.8%
Fixed Contract	13.9%
Money Market Fund	3.0%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings ††
NVIT Bond Index Fund, Class Y	32.6%
NVIT S&P 500 Index Fund, Class Y	22.0%
Nationwide Fixed Contract	13.9%
NVIT International Index Fund, Class Y	10.5%
NVIT Enhanced Income Fund, Class Y	9.8%
NVIT Mid Cap Index Fund, Class Y	6.2%
NVIT Money Market Fund, Class Y	3.0%
NVIT Small Cap Index Fund, Class Y	2.0%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Investor Destinations Moderately Conservative Fund

Mutual Funds 86.2%

	Shares	Market Value

Equity Funds 40.8%
NVIT International Index Fund, Class Y (a)	11,680,324	$97,997,921
NVIT Mid Cap Index Fund, Class Y (a)	3,047,642	57,996,636
NVIT S&P 500 Index Fund, Class Y (a)	20,720,847	205,343,592
NVIT Small Cap Index Fund, Class Y (a)	1,882,343	19,294,018

Total Equity Funds (cost $309,477,837)		380,632,167

Fixed Income Funds 42.4%
NVIT Bond Index Fund, Class Y (a)	27,933,875	304,199,894
NVIT Enhanced Income Fund, Class Y (a)	9,387,933	92,001,739

Total Fixed Income Funds (cost $382,925,005)		396,201,633

Money Market Fund 3.0%
NVIT Money Market Fund, Class Y, 0.00%* (a)(b)	27,591,997	27,591,997

Total Money Market Fund (cost $27,591,997)		27,591,997

Total Mutual Funds (cost $719,994,839)		804,425,797

Fixed Contract 13.9%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.55% (a)(c)	$129,555,993	$129,555,993

Total Fixed Contract (cost $129,555,993)		129,555,993

Total Investments (cost $849,550,832) (d) —100.1%		933,981,790

Liabilities in excess of other assets — (0.1)%		(474,354)

NET ASSETS — 100.0%		$933,507,436

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of December 31, 2012.
(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

12

Statement of Assets and Liabilities

December 31, 2012

NVIT Investor Destinations Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $849,550,832)	$933,981,790
Receivable for investments sold	2,628,597
Receivable for capital shares issued	15,261
Prepaid expenses	2,057

Total Assets	936,627,705

Liabilities:
Payable for capital shares redeemed	2,643,858
Accrued expenses and other payables:
Investment advisory fees	102,918
Fund administration fees	21,493
Distribution fees	197,918
Administrative servicing fees	121,337
Accounting and transfer agent fees	3,877
Custodian fees	5,582
Professional fees	10,856
Printing fees	8,678
Other	3,752

Total Liabilities	3,120,269

Net Assets	$933,507,436

Represented by:
Capital	$843,457,594
Accumulated undistributed net investment income	982,495
Accumulated net realized gains from affiliated investments	4,636,389
Net unrealized appreciation/(depreciation) from investments in affiliates	84,430,958

Net Assets	$933,507,436

Net Assets:
Class II Shares	$918,223,602
Class P Shares	167,782
Class VI Shares	15,116,052

Total	$933,507,436

Shares Outstanding (unlimited number of shares authorized):
Class II Shares	83,536,109
Class P Shares	15,307
Class VI Shares	1,381,189

Total	84,932,605

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class II Shares	$10.99
Class P Shares	$10.96
Class VI Shares	$10.94

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2012

NVIT Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$17,270,350
Interest income from affiliates	4,186,939

Total Income	21,457,289

EXPENSES:
Investment advisory fees	1,207,081
Fund administration fees	247,520
Distribution fees Class II Shares	2,282,754
Distribution fees Class P Shares (a)	163
Distribution fees Class VI Shares	38,399
Administrative servicing fees Class II Shares	1,369,666
Administrative servicing fees Class VI Shares	23,039
Professional fees	45,409
Printing fees	23,752
Trustee fees	35,122
Custodian fees	35,691
Compliance program costs (Note 3)	3,589
Other	26,216

Total Expenses	5,338,401

NET INVESTMENT INCOME	16,118,888

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	6,350,673
Net realized gains from investment transactions with affiliates	3,519,157

Net realized gains from affiliated investments	9,869,830

Net change in unrealized appreciation/(depreciation) from investments in affiliates	45,337,307

Net realized/unrealized gains from affiliated investments	55,207,137

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$71,326,025

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Investor Destinations Moderately Conservative Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$16,118,888	$16,157,904
Net realized gains from affiliated investments	9,869,830	3,016,936
Net change in unrealized appreciation/(depreciation) from investments in affiliates	45,337,307	(234,705)

Change in net assets resulting from operations	71,326,025	18,940,135

Distributions to Shareholders From:
Net investment income:
Class II	(15,644,338)	(19,956,252)
Class P (a)	(3,220)	–
Class VI	(256,616)	(352,918)
Net realized gains:
Class II	(3,783,319)	–
Class P (a)	(377)	–
Class VI	(64,292)	–

Change in net assets from shareholder distributions	(19,752,162)	(20,309,170)

Change in net assets from capital transactions	(16,234,807)	38,951,986

Change in net assets	35,339,056	37,582,951

Net Assets:
Beginning of year	898,168,380	860,585,429

End of year	$933,507,436	$898,168,380

Accumulated undistributed net investment income at end of year	$982,495	$–

CAPITAL TRANSACTIONS:
Class II Shares
Proceeds from shares issued	$53,427,861	$88,680,620
Dividends reinvested	19,427,657	19,956,252
Cost of shares redeemed	(88,929,778)	(68,764,358)

Total Class II Shares	(16,074,260)	39,872,514

Class P Shares (a)
Proceeds from shares issued	310,177	–
Dividends reinvested	3,597	–
Cost of shares redeemed	(147,490)	–

Total Class P Shares	166,284	–

Class VI Shares
Proceeds from shares issued	2,879,091	2,845,472
Dividends reinvested	320,908	352,918
Cost of shares redeemed	(3,526,830)	(4,118,918)

Total Class VI Shares	(326,831)	(920,528)

Change in net assets from capital transactions	$(16,234,807)	$38,951,986

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012

15

Statements of Changes in Net Assets (Continued)

	NVIT Investor Destinations Moderately Conservative Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class II Shares
Issued	4,928,867	8,516,139
Reinvested	1,763,976	1,920,326
Redeemed	(8,160,422)	(6,564,781)

Total Class II Shares	(1,467,579)	3,871,684

Class P Shares (a)
Issued	28,592	–
Reinvested	328	–
Redeemed	(13,613)	–

Total Class P Shares	15,307	–

Class VI Shares
Issued	268,374	273,187
Reinvested	29,248	34,075
Redeemed	(324,947)	(396,142)

Total Class VI Shares	(27,325)	(88,880)

Total change in shares	(1,479,597)	3,782,804

(a)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

Amounts	designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Investor Destinations Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class II Shares
Year Ended December 31, 2012(e)	$10.39	0.19	0.65	0.84	(0.19)	(0.05)	(0.24)	–	$10.99	8.04%	$918,223,602	0.57%	1.74%	0.57%	14.18%
Year Ended December 31, 2011(e)	$10.42	0.19	0.02	0.21	(0.24)	–	(0.24)	–	$10.39	2.06%	$883,590,851	0.57%	1.85%	0.57%	21.58%
Year Ended December 31, 2010(e)	$9.81	0.19	0.63	0.82	(0.21)	–	(0.21)	–	$10.42	8.52%	$845,055,821	0.57%	1.94%	0.57%	6.29%
Year Ended December 31, 2009(e)	$8.85	0.22	1.05	1.27	(0.16)	(0.15)	(0.31)	–	$9.81	14.56%	$763,511,410	0.57%	2.43%	0.57%	26.10%
Year Ended December 31, 2008	$11.35	0.28	(1.91)	(1.63)	(0.33)	(0.54)	(0.87)	–	$8.85	(15.04)%	$670,732,957	0.57%	2.73%	0.57%	23.62%

Class P Shares
Period Ended December 31, 2012(e)(f)	$10.91	0.33	(0.01)	0.32	(0.22)	(0.05)	(0.27)	–	$10.96	2.92%	$167,782	0.42%	4.45%	0.42%	14.18%

Class VI Shares
Year Ended December 31, 2012(e)	$10.35	0.18	0.65	0.83	(0.19)	(0.05)	(0.24)	–	$10.94	7.96%	$15,116,052	0.57%	1.70%	0.57%	14.18%
Year Ended December 31, 2011(e)	$10.37	0.19	0.03	0.22	(0.24)	–	(0.24)	–	$10.35	2.16%	$14,577,529	0.57%	1.83%	0.57%	21.58%
Year Ended December 31, 2010(e)	$9.77	0.20	0.61	0.81	(0.21)	–	(0.21)	–	$10.37	8.46%	$15,529,608	0.57%	2.00%	0.57%	6.29%
Year Ended December 31, 2009(e)	$8.81	0.24	1.03	1.27	(0.16)	(0.15)	(0.31)	–	$9.77	14.63%	$9,860,925	0.57%	2.61%	0.57%	26.10%
Year Ended December 31, 2008	$11.30	0.29	(1.91)	(1.62)	(0.33)	(0.54)	(0.87)	–	$8.81	(15.03)%	$6,699,227	0.54%	2.64%	0.54%	23.62%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Investor Destinations Moderately Conservative Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is constructed as a “fund-of-funds”, which means that the Fund pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Fund also invests in a non-registered Fixed Interest Contract (“Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s investment in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

18

Notes to Financial Statements (Continued)

December 31, 2012

Shares of the Underlying Funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds.

The following are the valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

19

Notes to Financial Statements (Continued)

December 31, 2012

The Fund currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. During the year ended December 31, 2012, the rate was 3.55%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. The Nationwide Fixed Contract has been valued each day at par, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Mutual Funds	$804,425,797	$—	$—	$804,425,797
Fixed Contract	—	129,555,993	—	129,555,993
Total	$804,425,797	$129,555,993	$—	$933,981,790

Amounts designated as “—” are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to capital distributions from Underlying Funds. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely

20

Notes to Financial Statements (Continued)

December 31, 2012

than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.13%

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

21

Notes to Financial Statements (Continued)

December 31, 2012

During the year ended December 31, 2012, NFM received $247,520 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $3,589.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II, Class P, and Class VI shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class II and Class VI shares of the Fund.

For the year ended December 31, 2012, NFS received $1,392,705 in administrative services fees from the Fund.

The Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge the Fund any sales charge for buying or selling Underlying Fund shares. However, the Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how the Fund’s assets are allocated among the Underlying Funds.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $30 and $4,837, respectively.

22

Notes to Financial Statements (Continued)

December 31, 2012

5.  Investments in Affiliated Issuers

The Fund invests in Class Y shares of the affiliated Underlying Funds as well as the Nationwide Fixed Contract. The Fund’s transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the year ended December 31, 2012 were as follows:

Affiliated Issuer	Market Value at December 31, 2011	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at December 31, 2012
NVIT International Index Fund, Class Y	$89,762,763	$10,675,885	$16,301,233	$2,709,230	$(5,324,842)	$97,997,921
NVIT Mid Cap Market Index Fund, Class Y	53,529,061	9,275,218	13,488,588	704,168	8,227,965	57,996,636
NVIT S&P 500 Index Fund, Class Y	196,440,674	13,454,255	30,766,782	4,167,176	(1,607,942)	205,343,592
NVIT Small Cap Index Fund, Class Y	17,852,161	1,506,080	2,652,691	313,462	514,978	19,294,018
NVIT Bond Index Fund, Class Y	334,567,086	27,993,430	62,584,022	8,355,364	8,155,053	304,199,894
NVIT Enhanced Income Fund, Class Y	71,748,780	28,111,500	7,496,915	1,020,950	(95,382)	92,001,739
NVIT Money Market Fund, Class Y	35,962,851	1,946,099	10,316,953	–	–	27,591,997
Nationwide Fixed Contract	98,455,712	38,672,012	11,022,661	4,186,939	–	129,555,993

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each affiliated Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

6.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of the greater of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

7.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $131,634,479 and sales of $154,629,845 (excluding short-term securities).

23

Notes to Financial Statements (Continued)

December 31, 2012

8.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$15,904,174	$3,847,988	$19,752,162	$—	$19,752,162

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$20,294,777	$14,393	$20,309,170	$—	$20,309,170

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,389,932	$11,465,252	$12,855,184	$—	$77,194,658	$90,049,842

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

24

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$856,787,132	$80,573,719	$(3,379,061)	$77,194,658

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Investor Destinations Moderately Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Investor Destinations Moderately Conservative Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the underlying funds’ transfer agent and counterparty, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

26

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 28.68%.

The Fund designates $3,847,988, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $2,618,612 or $0.0308 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $68,907 or $0.0008 per outstanding share.

27

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

29

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

31

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32

NVIT Large Cap Growth Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

18	Financial Highlights

19	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Supplemental Information

29	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-LCG (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

Growth funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in foreign securities.

The Fund is subject to stock market risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S.

2

Important Disclosures (Continued)

dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the 1,000 largest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory,

3

Important Disclosures (Continued)

distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of The Boston Company Asset Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of The Boston Company Asset Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter — and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®.

First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered — 2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered — 1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Large Cap Growth Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Large Cap Growth Fund (Class II) returned 18.42% versus 15.26% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 237 funds as of December 31, 2012) was 16.00% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributors to Fund performance relative to the Fund’s benchmark for the reporting period were the consumer discretionary, materials and industrials sectors.

In terms of individual Fund holdings, Apple Inc. was the Fund’s top relative contributor to Fund performance during the reporting period. Apple shares rallied in the first quarter of 2012 as the company experienced sales momentum for the iPhone 4S because of an international rollout, pent-up demand and overall excitement about the Apple ecosystem (apps, iCloud, Siri, iOS, etc.). During the third quarter of 2012, Apple shares traded higher due to the strong launch of the iPhone 5, as more than 5 million units were sold during the opening weekend. Another strong contributor to Fund performance during the reporting period was Gilead Sciences, Inc., a provider of biotechnology balms to treat infectious diseases. Gilead Sciences’ shares rose as the company reported better-than-expected earnings per share results, primarily driven by strong HIV product sales. In addition, investors reacted favorably to Gilead’s progress regarding its hepatitis C franchise as the company continued to exhibit leadership within the category.

Oracle Corp., a provider of enterprise software and a supporter of business operations, also contributed to the Fund’s relative performance during the reporting period. The company outperformed as it continued to produce strong results and fundamentals. It also benefited from an industry shift toward Software as a Service (SaaS) and cloud-based applications and platforms.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The three sectors that detracted the most from Fund performance relative to the Fund’s benchmark were health care, consumer staples and utilities.

The Fund’s holdings in F5 Networks, Inc., a provider of network management solutions including network load balancing, availability assurance and security assessment, proved to be the most significant detractor from Fund performance relative to the Fund’s benchmark during the reporting period. The company was pressured due to increased competition, declining deal sizes and lower close rates. Another relative underperformer during the reporting period was Fund holding St. Jude Medical, Inc., primarily a supplier of products to combat cardiac disease. The company traded lower as the Food and Drug Administration (FDA) issued a warning letter pertaining to the quality-control process for high-voltage (HV) and cathode ray tube (CRT) leads manufactured at the company’s facility in Arecibo, Puerto Rico. This followed a previously acknowledged FDA warning letter issued to the company’s Sylmar, Calif., manufacturing facility.

Fund holding Wellcare Health Plans, Inc. also detracted from relative Fund performance during the reporting period. Wellcare Health Plans’ shares fell as the company lowered its guidance to reflect disappointing quarterly results in addition to uncertainty pertaining to rates in the Georgia and Florida Medicaid programs.

Subadviser:

The Boston Company Asset Management, LLC

Portfolio Managers:

Barry Mills, David Sealy and Elizabeth Slover

7

Fund Performance	NVIT Large Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	18.68%	17.07%
Class II	18.42%	16.78%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2009.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.72%	0.65%
Class II	0.97%	0.90%
*	Current effective prospectus dated April 30, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Large Cap Growth Fund since inception through 12/31/12 versus performance of the Russell 1000® Growth Index(a), and the Consumer Price Index (CPI)(b) from 4/1/09 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the 1,000 largest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Large Cap Growth Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,067.70	3.27	0.63
	Hypothetical[b]	1,000.00	1,021.97	3.20	0.63
Class II Shares	Actual	1,000.00	1,067.00	4.57	0.88
	Hypothetical[b]	1,000.00	1,020.71	4.47	0.88

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Large Cap Growth Fund
December 31, 2012

Asset Allocation †
Common Stocks	100.0%
Mutual Fund	0.1%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Industries ††
Industrial Conglomerates	1.6%
Food Products	1.6%
Health Care Providers & Services	1.5%
Construction & Engineering	1.5%
Air Freight & Logistics	1.3%
Life Sciences Tools & Services	1.2%
Consumer Finance	1.1%
Auto Components	1.1%
Health Care Technology	0.8%
Capital Markets	0.7%
Other Industries	87.6%

100.0%

Top Holdings ††
Apple, Inc.	4.6%
Google, Inc., Class A	3.7%
Oracle Corp.	3.3%
QUALCOMM, Inc.	3.0%
Philip Morris International, Inc.	2.9%
Amazon.com, Inc.	2.8%
PepsiCo, Inc.	2.8%
EMC Corp.	2.1%
Union Pacific Corp.	2.1%
Wal-Mart Stores, Inc.	2.0%
Other Holdings	70.7%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Large Cap Growth Fund

Common Stocks 100.0%

	Shares	Market Value

Aerospace & Defense 1.8%
Precision Castparts Corp.	124,430	$23,569,531

Air Freight & Logistics 1.3%
FedEx Corp.	189,400	17,371,768

Auto Components 1.1%
Delphi Automotive PLC*	380,820	14,566,365

Beverages 4.1%
Coca-Cola Enterprises, Inc.	546,860	17,351,868
PepsiCo, Inc.	521,670	35,697,878

		53,049,746

Biotechnology 5.5%
Alexion Pharmaceuticals, Inc.*	171,900	16,125,939
Biogen Idec, Inc.*	102,570	15,043,942
Gilead Sciences, Inc.*	332,080	24,391,276
Onyx Pharmaceuticals, Inc.*	112,780	8,518,273
Vertex Pharmaceuticals, Inc.*	182,100	7,637,274

		71,716,704

Capital Markets 0.7%
T. Rowe Price Group, Inc.	150,670	9,813,137

Chemicals 5.3%
Eastman Chemical Co.	323,280	21,999,204
Monsanto Co.	272,340	25,776,981
PPG Industries, Inc.	155,280	21,017,148

		68,793,333

Communications Equipment 3.0%
QUALCOMM, Inc.	632,940	39,254,939

Computers & Peripherals 6.7%
Apple, Inc.	112,240	59,827,287
EMC Corp.*	1,101,240	27,861,372

		87,688,659

Construction & Engineering 1.5%
Fluor Corp.	326,210	19,161,575

Consumer Finance 1.1%
Discover Financial Services	390,050	15,036,428

Diversified Financial Services 1.7%
IntercontinentalExchange, Inc.*	48,970	6,062,976
Moody’s Corp.	316,980	15,950,433

		22,013,409

Electrical Equipment 1.7%
Eaton Corp. PLC	402,680	21,825,256

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services 2.6%
National Oilwell Varco, Inc.	147,540	$10,084,359
Schlumberger Ltd.	345,690	23,952,860

		34,037,219

Food & Staples Retailing 3.5%
Wal-Mart Stores, Inc.	380,290	25,947,187
Whole Foods Market, Inc.	215,630	19,693,488

		45,640,675

Food Products 1.6%
Kraft Foods Group, Inc.	244,430	11,114,232
Mondelez International, Inc., Class A	383,730	9,773,603

		20,887,835

Health Care Providers & Services 1.5%
McKesson Corp.	202,290	19,614,038

Health Care Technology 0.8%
Cerner Corp.*	135,240	10,500,034

Hotels, Restaurants & Leisure 3.0%
Las Vegas Sands Corp.	239,930	11,075,169
Royal Caribbean Cruises Ltd.	333,130	11,326,420
Starbucks Corp.	306,020	16,408,792

		38,810,381

Industrial Conglomerates 1.6%
Danaher Corp.	386,260	21,591,934

Information Technology Services 3.2%
MasterCard, Inc., Class A	44,560	21,891,437
Paychex, Inc.	342,480	10,664,827
Teradata Corp.*	140,890	8,719,682

		41,275,946

Internet & Catalog Retail 4.0%
Amazon.com, Inc.*	146,900	36,892,466
priceline.com, Inc.*	24,840	15,430,608

		52,323,074

Internet Software & Services 4.7%
Google, Inc., Class A*	69,210	49,095,498
LinkedIn Corp., Class A*	111,860	12,843,765

		61,939,263

Life Sciences Tools & Services 1.2%
Illumina, Inc.*	275,670	15,324,495

Machinery 1.7%
Cummins, Inc.	205,890	22,308,182

12

Statement of Investments (Continued)

December 31, 2012

NVIT Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Media 2.3%
News Corp., Class A	552,560	$14,112,383
Viacom, Inc., Class B	304,910	16,080,953

		30,193,336

Multiline Retail 2.2%
Dollar General Corp.*	183,690	8,098,892
Macy’s, Inc.	287,270	11,209,276
Nordstrom, Inc.	175,330	9,380,155

		28,688,323

Oil, Gas & Consumable Fuels 1.9%
EOG Resources, Inc.	210,360	25,409,384

Pharmaceuticals 4.2%
Allergan, Inc.	141,550	12,984,382
Bristol-Myers Squibb Co.	459,100	14,962,069
Eli Lilly & Co.	257,020	12,676,226
Watson Pharmaceuticals, Inc.*	173,830	14,949,380

		55,572,057

Road & Rail 2.1%
Union Pacific Corp.	214,860	27,012,199

Semiconductors & Semiconductor Equipment 5.2%
Analog Devices, Inc.	444,630	18,701,138
Broadcom Corp., Class A*	458,430	15,224,460
Texas Instruments, Inc.	750,220	23,211,807
Xilinx, Inc.	285,790	10,259,861

		67,397,266

Software 8.2%
Citrix Systems, Inc.*	169,040	11,114,380
Intuit, Inc.	252,000	14,994,000
Oracle Corp.	1,305,820	43,509,922
Red Hat, Inc.*	267,620	14,173,155
Salesforce.com, Inc.*	93,270	15,678,687
VMware, Inc., Class A*	84,120	7,919,057

		107,389,201

Specialty Retail 4.1%
Dick’s Sporting Goods, Inc.	175,590	7,987,589
Home Depot, Inc. (The)	419,100	25,921,335
Limited Brands, Inc.	191,470	9,010,578
Urban Outfitters, Inc.*	273,640	10,770,471

		53,689,973

Textiles, Apparel & Luxury Goods 2.0%
PVH Corp.	131,510	14,598,925
Under Armour, Inc., Class A*	238,210	11,560,331

		26,159,256

Common Stocks (continued)

	Shares	Market Value

Tobacco 2.9%
Philip Morris International, Inc.	450,270	$37,660,583

Total Common Stocks (cost $1,106,816,287)		1,307,285,504

Mutual Fund 0.1%
Money Market Fund 0.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (a)	1,543,257	1,543,257

Total Mutual Fund (cost $1,543,257)		1,543,257

Total Investments (cost $1,108,359,544) (b) — 100.1%		1,308,828,761

Liabilities in excess of other assets — (0.1%)		(1,523,031)

NET ASSETS — 100.0%		$1,307,305,730

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2012.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

13

Statement of Assets and Liabilities

December 31, 2012

NVIT Large Cap Growth Fund
Assets:
Investments, at value (cost $1,108,359,544)	$1,308,828,761
Dividends receivable	1,231,855
Receivable for capital shares issued	1,540
Reclaims receivable	317,601
Prepaid expenses	2,900

Total Assets	1,310,382,657

Liabilities:
Payable for capital shares redeemed	2,173,024
Cash overdraft (Note 2)	113,018
Accrued expenses and other payables:
Investment advisory fees	486,720
Fund administration fees	34,989
Distribution fees	57,888
Administrative servicing fees	154,361
Accounting and transfer agent fees	242
Custodian fees	8,229
Professional fees	17,044
Printing fees	28,092
Other	3,320

Total Liabilities	3,076,927

Net Assets	$1,307,305,730

Represented by:
Capital	$1,115,484,673
Accumulated undistributed net investment income	3,001,609
Accumulated net realized losses from investment and foreign currency transactions	(11,648,757)
Net unrealized appreciation/(depreciation) from investments	200,469,217
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,012)

Net Assets	$1,307,305,730

Net Assets:
Class I Shares	$1,035,691,930
Class II Shares	271,613,800

Total	$1,307,305,730

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	59,823,286
Class II Shares	15,729,134

Total	75,552,420

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$17.31
Class II Shares	$17.27

The accompanying notes are an integral part of these financial statements.

14

Statement of Operations

For the Year Ended December 31, 2012

NVIT Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$20,558,283
Other income	673

Total Income	20,558,956

EXPENSES:
Investment advisory fees	6,825,082
Fund administration fees	420,246
Distribution fees Class II Shares	716,523
Administrative servicing fees Class I Shares	1,617,626
Administrative servicing fees Class II Shares	429,919
Professional fees	67,228
Printing fees	67,563
Trustee fees	51,048
Custodian fees	51,712
Accounting and transfer agent fees	1,020
Compliance program costs (Note 3)	5,563
Other	43,274

Total expenses before earnings credit, fees waived and expenses reimbursed	10,296,804

Earnings credit (Note 4)	(100)
Investment advisory fees waived (Note 3)	(257,891)
Expenses reimbursed by adviser (Note 3)	(707,962)

Net Expenses	9,330,851

NET INVESTMENT INCOME	11,228,105

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	80,879,403
Net realized gains from foreign currency transactions (Note 2)	438

Net realized gains from investment and foreign currency transactions	80,879,841

Net change in unrealized appreciation/(depreciation) from investments	141,859,152
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	7,974

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	141,867,126

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	222,746,967

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$233,975,072

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

	NVIT Large Cap Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$11,228,105	$10,719,300
Net realized gains/(losses) from investment and foreign currency transactions	80,879,841	(91,519,075)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	141,867,126	54,362,327

Change in net assets resulting from operations	233,975,072	(26,437,448)

Distributions to Shareholders From:
Net investment income:
Class I	(7,382,197)	(7,912,174)
Class II	(1,235,542)	(1,337,810)
Net realized gains:
Class I	–	(4,102,513)
Class II	–	(1,111,648)

Change in net assets from shareholder distributions	(8,617,739)	(14,464,145)

Change in net assets from capital transactions	(231,881,236)	(332,199,405)

Change in net assets	(6,523,903)	(373,100,998)

Net Assets:
Beginning of year	1,313,829,633	1,686,930,631

End of year	$1,307,305,730	$1,313,829,633

Accumulated undistributed net investment income at end of year	$3,001,609	$390,805

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,582,930	$6,250,166
Dividends reinvested	7,382,197	12,014,687
Cost of shares redeemed	(189,840,845)	(273,334,946)

Total Class I Shares	(176,875,718)	(255,070,093)

Class II Shares
Proceeds from shares issued	4,286,301	1,597,467
Dividends reinvested	1,235,542	2,449,458
Cost of shares redeemed	(60,527,361)	(81,176,237)

Total Class II Shares	(55,005,518)	(77,129,312)

Change in net assets from capital transactions	$(231,881,236)	$(332,199,405)

16

Statements of Changes in Net Assets (Continued)

	NVIT Large Cap Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class I Shares
Issued	335,001	408,177
Reinvested	432,375	807,560
Redeemed	(11,402,702)	(17,844,230)

Total Class I Shares	(10,635,326)	(16,628,493)

Class II Shares
Issued	259,464	117,449
Reinvested	72,512	165,690
Redeemed	(3,647,012)	(5,316,658)

Total Class II Shares	(3,315,036)	(5,033,519)

Total change in shares	(13,950,362)	(21,662,012)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Large Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$14.69	0.15	2.59	2.74	(0.12)	–	(0.12)	$17.31	18.68%	$1,035,691,930	0.63%	0.88%	0.70%	46.31%
Year Ended December 31, 2011(e)	$15.18	0.12	(0.44)	(0.32)	(0.11)	(0.06)	(0.17)	$14.69	(2.23)%	$1,034,868,666	0.65%	0.77%	0.72%	94.50%
Year Ended December 31, 2010(e)	$14.08	(0.04)	1.25	1.21	(0.01)	(0.10)	(0.11)	$15.18	8.80%	$1,322,344,042	0.64%	(0.24)%	0.72%	55.10%
Period Ended December 31, 2009(e)(f)	$10.00	0.03	4.32	4.35	(0.03)	(0.24)	(0.27)	$14.08	43.53%	$7,000,118	0.65%	0.29%	1.44%	29.72%

Class II Shares
Year Ended December 31, 2012(e)	$14.65	0.10	2.60	2.70	(0.08)	–	(0.08)	$17.27	18.42%	$271,613,800	0.88%	0.62%	0.95%	46.31%
Year Ended December 31, 2011(e)	$15.14	0.08	(0.44)	(0.36)	(0.07)	(0.06)	(0.13)	$14.65	(2.50)%	$278,960,967	0.90%	0.51%	0.97%	94.50%
Year Ended December 31, 2010(e)	$14.07	(0.06)	1.23	1.17	–	(0.10)	(0.10)	$15.14	8.52%	$364,586,589	0.88%	(0.41)%	1.03%	55.10%
Period Ended December 31, 2009(e)(f)	$10.00	–	4.33	4.33	(0.02)	(0.24)	(0.26)	$14.07	43.29%	$1,695,645	0.89%	0.02%	1.94%	29.72%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

18

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Large Cap Growth Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of

19

Notes to Financial Statements (Continued)

December 31, 2012

Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At December 31, 2012, 100% of the market value of the Fund was determined based on Level 1 inputs.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Cash Overdraft

As of December 31, 2012, the Fund had an overdrawn balance of $113,018 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4 below.

20

Notes to Financial Statements (Continued)

December 31, 2012

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

21

Notes to Financial Statements (Continued)

December 31, 2012

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected The Boston Company Asset Management, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.50%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses without any exclusions for Rule 12b-1 fees or administrative services fees according to the table below through April 30, 2013.

Class	Expense Limitation
Class I	0.65%
Class II	0.90%

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

22

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012 , the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2010 Amount	Fiscal Year 2011 Amount	Fiscal Year 2012 Amount	Total
$95,602	$1,092,349	$707,962	$1,895,913

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $257,891 for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $420,246 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $5,563.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $2,047,545 in administrative services fees from the Fund.

23

Notes to Financial Statements (Continued)

December 31, 2012

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $624,387,046 and sales of $847,309,290 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

24

Notes to Financial Statements (Continued)

December 31, 2012

8.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $48,025 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,617,739	$—	$8,617,739	$—	$8,617,739

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$11,899,439	$2,564,706	$14,464,145	$—	$14,464,145

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,001,609	$—	$3,001,609	$(5,258,134)	$194,077,582	$191,821,057

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,114,750,167	$208,079,623	$(14,001,029)	$194,078,594

25

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards that are subject to the Modernization Act, and will be utilized to offset capital gains, if any, prior to the utilization of those capital loss carryforwards noted above.

Loss Carryforward Character
Short Term	Long Term
$5,258,134	$—

Amount designated as “—” is zero or has been rounded to zero.

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $79,614,838 to offset capital gains.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Large Cap Growth Fund (formerly Oppenheimer NVIT Large Cap Growth Fund) (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers, and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

27

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

28

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

29

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

30

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

31

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

32

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

33

NVIT Mid Cap Index Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

19	Statement of Assets and Liabilities

21	Statement of Operations

22	Statements of Changes in Net Assets

24	Financial Highlights

25	Notes to Financial Statements

35	Report of Independent Registered Public Accounting Firm

36	Supplemental Information

37	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MCX (2/13)

This page intentionally left blank

Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions.

The Fund is subject to stock market risk.

The Fund also is subject to risks associated with investing in stocks of mid-sized companies.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the

2

Important Disclosures (Continued)

performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory,

3

Important Disclosures (Continued)

distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of BlackRock Investment Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve—a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds—and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Mid Cap Index Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Mid Cap Index Fund (Class I) returned 17.47% versus 17.88% for its benchmark, the S&P MidCap 400® Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mid-Cap Core Funds (consisting of 89 funds as of December 31, 2012) was 16.07% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

All 10 sectors within the Fund’s benchmark, the S&P 400 Index (the Index), recorded positive returns during the reporting period. The strongest-contributing sectors that affected Fund performance were financials, industrials and consumer discretionary.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

None of the 10 sectors within the Index registered negative performance during the reporting period. The weakest-contributing sectors were telecommunication services, energy and utilities.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

The Fund holds futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets.

The Fund held an S&P MidCap 400 Index future with an average weight of 0.01% during the reporting period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre, Christopher Bliss, Edward Corallo, Jennifer Hsui and Timothy Murray

7

Fund Performance	NVIT Mid Cap Index Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class I	17.47%	4.65%	9.99%
Class II2	17.27%	4.45%	9.78%
Class Y2	17.64%	4.81%	10.10%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of the Class Y shares (May 1, 2006), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced because all classes of shares invest in the same portfolio of securities.

Expense Ratios

Expense Ratio*
Class I	0.41%
Class II	0.66%
Class Y	0.26%

*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Mid Cap Index Fund versus performance of the S&P Midcap 400® Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The S&P Midcap 400® Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Mid Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Mid Cap Index Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 -12/31/12[a]	Expense Ratio During Period (%) 07/01/12 -12/31/12[a]
Class I Shares	Actual	1,000.00	1,090.80	2.10	0.40
	Hypothetical[b]	1,000.00	1,023.13	2.03	0.40
Class II Shares	Actual	1,000.00	1,089.80	3.20	0.61
	Hypothetical[b]	1,000.00	1,022.07	3.10	0.61
Class Y Shares	Actual	1,000.00	1,091.20	1.31	0.25
	Hypothetical[b]	1,000.00	1,023.88	1.27	0.25

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Mid Cap Index Fund
December 31, 2012

Asset Allocation †
Common Stocks	99.5%
Repurchase Agreements	6.8%
Mutual Fund	0.6%
Liabilities in excess of other assets ††	(6.9%)

100.0%

Top Industries †††
Real Estate Investment Trusts (REITs)	8.8%
Machinery	5.1%
Insurance	4.3%
Software	3.9%
Specialty Retail	3.9%
Commercial Banks	3.6%
Information Technology Services	3.2%
Oil, Gas & Consumable Fuels	3.1%
Chemicals	2.9%
Health Care Providers & Services	2.8%
Other Industries *	58.4%

100.0%

Top Holdings †††
Regeneron Pharmaceuticals, Inc.	1.0%
Equinix, Inc.	0.8%
HollyFrontier Corp.	0.7%
Kansas City Southern	0.7%
AMETEK, Inc.	0.7%
Vertex Pharmaceuticals, Inc.	0.7%
Rackspace Hosting, Inc.	0.6%
Macerich Co. (The)	0.6%
PVH Corp.	0.6%
Trimble Navigation Ltd.	0.6%
Other Holdings *	93.0%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Please refer to Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Mid Cap Index Fund

Common Stocks 99.5%

	Shares	Market Value

Aerospace & Defense 1.4%
Alliant Techsystems, Inc.	30,942	$1,917,166
B/E Aerospace, Inc.*	98,641	4,872,866
Esterline Technologies Corp.*	29,179	1,856,076
Exelis, Inc.	177,853	2,004,403
Huntington Ingalls Industries, Inc.	47,097	2,041,184
Triumph Group, Inc.	47,430	3,097,179

		15,788,874

Air Freight & Logistics 0.1%
UTi Worldwide, Inc.	98,758	1,323,357

Airlines 0.4%
Alaska Air Group, Inc.*	66,760	2,876,689
JetBlue Airways Corp.*	215,406	1,229,968

		4,106,657

Auto Components 0.2%
Gentex Corp.	135,599	2,551,973

Automobiles 0.1%
Thor Industries, Inc.	41,781	1,563,863

Biotechnology 2.0%
Regeneron Pharmaceuticals, Inc.* (a)	71,410	12,216,109
United Therapeutics Corp.*	44,884	2,397,703
Vertex Pharmaceuticals, Inc.*	205,581	8,622,067

		23,235,879

Building Products 0.6%
Fortune Brands Home & Security, Inc.*	154,360	4,510,399
Lennox International, Inc.	43,482	2,283,675

		6,794,074

Capital Markets 2.5%
Affiliated Managers Group, Inc.*	49,114	6,392,187
Apollo Investment Corp.	191,770	1,603,197
Eaton Vance Corp. (a)	109,077	3,474,102
Federated Investors, Inc., Class B	88,597	1,792,317
Greenhill & Co., Inc. (a)	25,081	1,303,961
Janus Capital Group, Inc. (a)	177,836	1,515,163
Jefferies Group, Inc.	121,077	2,248,400
Raymond James Financial, Inc.	105,849	4,078,362
SEI Investments Co.	128,196	2,992,095
Waddell & Reed Financial, Inc., Class A (a)	81,273	2,829,926

		28,229,710

Chemicals 3.1%
Albemarle Corp.	84,732	5,263,552
Ashland, Inc.	69,501	5,588,575
Cabot Corp.	56,567	2,250,801
Cytec Industries, Inc.	43,293	2,979,857
Intrepid Potash, Inc.	50,831	1,082,192

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Minerals Technologies, Inc.	33,492	$1,337,001
NewMarket Corp. (a)	10,195	2,673,129
Olin Corp.	76,111	1,643,237
RPM International, Inc.	125,424	3,682,449
Scotts Miracle-Gro Co. (The), Class A	36,647	1,614,300
Sensient Technologies Corp.	47,206	1,678,645
Valspar Corp.	80,097	4,998,053

		34,791,791

Commercial Banks 3.8%
Associated Banc-Corp.	162,390	2,130,557
BancorpSouth, Inc.	79,086	1,149,910
Bank of Hawaii Corp. (a)	42,721	1,881,860
Cathay General Bancorp	69,602	1,357,239
City National Corp.	44,883	2,222,606
Commerce Bancshares, Inc.	74,064	2,596,679
Cullen/Frost Bankers, Inc.	58,326	3,165,352
East West Bancorp, Inc.	133,254	2,863,629
First Niagara Financial Group, Inc.	333,943	2,648,168
FirstMerit Corp. (a)	104,296	1,479,960
Fulton Financial Corp.	189,597	1,822,027
Hancock Holding Co.	80,288	2,548,341
International Bancshares Corp.	51,832	935,568
Prosperity Bancshares, Inc. (a)	41,730	1,752,660
Signature Bank*	43,842	3,127,688
SVB Financial Group*	42,237	2,364,005
Synovus Financial Corp. (a)	723,184	1,771,801
TCF Financial Corp.	154,935	1,882,460
Trustmark Corp.	61,205	1,374,664
Valley National Bancorp (a)	187,843	1,746,940
Webster Financial Corp.	76,352	1,569,034
Westamerica Bancorporation (a)	26,065	1,110,108

		43,501,256

Commercial Services & Supplies 2.0%
Brink’s Co. (The)	45,434	1,296,232
Clean Harbors, Inc.*	50,021	2,751,655
Copart, Inc.*	100,709	2,970,916
Corrections Corp. of America	94,736	3,360,286
Deluxe Corp.	48,259	1,555,870
Herman Miller, Inc.	55,479	1,188,360
HNI Corp. (a)	42,960	1,291,378
Mine Safety Appliances Co.	29,554	1,262,251
Rollins, Inc.	62,096	1,368,596
RR Donnelley & Sons Co. (a)	170,404	1,533,636
Waste Connections, Inc.	116,656	3,941,806

		22,520,986

Communications Equipment 1.0%
ADTRAN, Inc. (a)	59,617	1,164,916
Ciena Corp.*	95,205	1,494,719
InterDigital, Inc.	38,935	1,600,229

12

Statement of Investments (Continued)

December 31, 2012

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
Plantronics, Inc.	40,459	$1,491,723
Polycom, Inc.*	167,214	1,749,058
Riverbed Technology, Inc.*	151,961	2,996,671
Tellabs, Inc.	328,276	748,469

		11,245,785

Computers & Peripherals 0.7%
Diebold, Inc.	59,791	1,830,203
Lexmark International, Inc., Class A (a)	61,133	1,417,674
NCR Corp.*	151,602	3,862,819
QLogic Corp.*	88,389	860,025

		7,970,721

Construction & Engineering 1.2%
AECOM Technology Corp.*	102,760	2,445,688
Granite Construction, Inc.	33,898	1,139,651
KBR, Inc.	139,897	4,185,718
Shaw Group, Inc. (The)*	63,177	2,944,680
URS Corp.	72,787	2,857,618

		13,573,355

Construction Materials 0.4%
Martin Marietta Materials, Inc. (a)	43,527	4,103,726

Containers & Packaging 1.5%
AptarGroup, Inc.	63,058	3,009,128
Greif, Inc., Class A	28,737	1,278,796
Packaging Corp. of America	93,201	3,585,442
Rock-Tenn Co., Class A	67,415	4,712,983
Silgan Holdings, Inc.	46,696	1,942,087
Sonoco Products Co.	95,639	2,843,347

		17,371,783

Distributors 0.5%
LKQ Corp.*	281,800	5,945,980

Diversified Consumer Services 0.8%
DeVry, Inc.(a)	54,315	1,288,895
ITT Educational Services, Inc.* (a)	—	0
Matthews International Corp., Class A	26,216	841,533
Regis Corp. (a)	54,792	927,081
Service Corp. International	201,994	2,789,537
Sotheby’s (a)	64,135	2,156,219
Strayer Education, Inc. (a)	11,337	636,799

		8,640,064

Diversified Financial Services 0.5%
CBOE Holdings, Inc.	82,651	2,434,899
MSCI, Inc.*	115,758	3,587,340

		6,022,239

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services 0.3%
tw telecom, inc.*	143,500	$3,654,945

Electric Utilities 2.1%
Cleco Corp.	57,500	2,300,575
Great Plains Energy, Inc.	145,477	2,954,638
Hawaiian Electric Industries, Inc.	92,438	2,323,891
IDACORP, Inc.	47,485	2,058,475
NV Energy, Inc.	223,447	4,053,328
OGE Energy Corp.	93,618	5,271,630
PNM Resources, Inc.	75,328	1,544,977
Westar Energy, Inc.	119,951	3,432,998

		23,940,512

Electrical Equipment 1.8%
Acuity Brands, Inc. (a)	40,373	2,734,463
AMETEK, Inc.	230,378	8,655,302
General Cable Corp.*	47,347	1,439,822
Hubbell, Inc., Class B	50,574	4,280,078
Regal-Beloit Corp. (a)	42,183	2,972,636

		20,082,301

Electronic Equipment, Instruments & Components 2.1%
Arrow Electronics, Inc.*	100,586	3,830,315
Avnet, Inc.*	130,262	3,987,320
Ingram Micro, Inc., Class A*	142,609	2,412,944
Itron, Inc.*	37,217	1,658,017
National Instruments Corp.	89,658	2,314,073
Tech Data Corp.*	35,886	1,633,890
Trimble Navigation Ltd.*	119,639	7,152,019
Vishay Intertechnology, Inc.* (a)	125,306	1,332,003

		24,320,581

Energy Equipment & Services 2.8%
Atwood Oceanics, Inc.*	54,069	2,475,819
CARBO Ceramics, Inc. (a)	18,591	1,456,419
Dresser-Rand Group, Inc.*	71,826	4,032,312
Dril-Quip, Inc.*	34,454	2,516,865
Helix Energy Solutions Group, Inc.*	92,967	1,918,839
Oceaneering International, Inc.	102,345	5,505,137
Oil States International, Inc.*	52,046	3,723,371
Patterson-UTI Energy, Inc. (a)	141,852	2,642,703
Superior Energy Services, Inc.*	149,511	3,097,868
Tidewater, Inc.	47,156	2,106,930
Unit Corp.*	40,894	1,842,275

		31,318,538

Food & Staples Retailing 0.4%
Harris Teeter Supermarkets, Inc.	46,630	1,798,053
SUPERVALU, Inc. (a)	201,155	496,853
United Natural Foods, Inc.*	46,725	2,503,992

		4,798,898

13

Statement of Investments (Continued)

December 31, 2012

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food Products 2.2%
Flowers Foods, Inc.	108,976	$2,535,871
Green Mountain Coffee Roasters, Inc.* (a)	116,935	4,836,432
Hillshire Brands Co.	115,911	3,261,735
Ingredion, Inc.	72,583	4,676,523
Lancaster Colony Corp. (a)	18,418	1,274,341
Post Holdings, Inc.*	30,912	1,058,736
Ralcorp Holdings, Inc.*	52,221	4,681,613
Smithfield Foods, Inc.*	118,563	2,557,404
Tootsie Roll Industries, Inc. (a)	19,578	507,462

		25,390,117

Gas Utilities 1.4%
Atmos Energy Corp.	85,666	3,008,590
National Fuel Gas Co.	79,066	4,007,855
Questar Corp.	166,367	3,287,412
UGI Corp.	106,856	3,495,260
WGL Holdings, Inc.	48,807	1,912,746

		15,711,863

Health Care Equipment & Supplies 2.6%
Cooper Cos., Inc. (The)	45,452	4,203,401
Hill-Rom Holdings, Inc.	57,817	1,647,784
Hologic, Inc.*	252,933	5,066,248
IDEXX Laboratories, Inc.*	51,886	4,815,021
Masimo Corp.	49,449	1,038,923
ResMed, Inc. (a)	135,654	5,639,137
STERIS Corp.	55,437	1,925,327
Teleflex, Inc.	38,844	2,769,966
Thoratec Corp.*	55,671	2,088,776

		29,194,583

Health Care Providers & Services 3.0%
Community Health Systems, Inc.	86,462	2,657,842
Health Management Associates, Inc., Class A*	243,587	2,270,231
Health Net, Inc.*	77,002	1,871,149
Henry Schein, Inc.*	83,487	6,717,364
HMS Holdings Corp.* (a)	82,405	2,135,938
LifePoint Hospitals, Inc.*	46,786	1,766,171
MEDNAX, Inc.*	47,240	3,756,525
Omnicare, Inc.	104,930	3,787,973
Owens & Minor, Inc. (a)	60,065	1,712,453
Universal Health Services, Inc., Class B	83,867	4,054,969
VCA Antech, Inc.* (a)	83,460	1,756,833
WellCare Health Plans, Inc.*	41,016	1,997,069

		34,484,517

Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.*	162,192	1,527,849

Hotels, Restaurants & Leisure 1.4%
Bally Technologies, Inc.*	38,975	1,742,572
Bob Evans Farms, Inc.	26,692	1,073,018
Brinker International, Inc.	69,493	2,153,588

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Cheesecake Factory, Inc. (The)	47,456	$1,552,760
International Speedway Corp., Class A	24,269	670,310
Life Time Fitness, Inc.*	38,033	1,871,604
Panera Bread Co., Class A*	26,790	4,255,056
Scientific Games Corp., Class A*	49,933	432,919
Wendy’s Co. (The)	267,445	1,256,992
WMS Industries, Inc.*	51,958	909,265

		15,918,084

Household Durables 2.2%
Jarden Corp.*	69,716	3,604,317
KB Home (a)	72,827	1,150,667
M.D.C. Holdings, Inc.	36,906	1,356,664
Mohawk Industries, Inc.*	55,000	4,975,850
NVR, Inc.*	4,354	4,005,680
Tempur-Pedic International, Inc.*	56,571	1,781,421
Toll Brothers, Inc.*	142,043	4,592,250
Tupperware Brands Corp.	52,497	3,365,058

		24,831,907

Household Products 1.0%
Church & Dwight Co., Inc.	132,473	7,096,578
Energizer Holdings, Inc.	58,756	4,699,305

		11,795,883

Industrial Conglomerates 0.3%
Carlisle Cos., Inc.	59,646	3,504,799

Information Technology Services 3.4%
Acxiom Corp.*	70,768	1,235,609
Alliance Data Systems Corp.* (a)	47,247	6,839,476
Broadridge Financial Solutions, Inc.	116,085	2,656,025
Convergys Corp.	103,765	1,702,784
CoreLogic, Inc.*	92,271	2,483,935
DST Systems, Inc.	29,136	1,765,642
Gartner, Inc.*	88,795	4,086,346
Global Payments, Inc.	74,711	3,384,408
Jack Henry & Associates, Inc.	81,579	3,202,791
Lender Processing Services, Inc.	80,585	1,984,003
ManTech International Corp., Class A (a)	22,525	584,298
NeuStar, Inc., Class A*	62,837	2,634,755
VeriFone Systems, Inc.*	102,091	3,030,061
WEX, Inc.* (a)	36,753	2,770,074

		38,360,207

Insurance 4.6%
Alleghany Corp.*	16,065	5,388,522
American Financial Group, Inc.	71,982	2,844,729
Arthur J. Gallagher & Co.	117,935	4,086,448
Aspen Insurance Holdings Ltd.	67,573	2,167,742
Brown & Brown, Inc.	111,809	2,846,657
Everest Re Group Ltd.	49,062	5,394,367
Fidelity National Financial, Inc., Class A	200,825	4,729,429

14

Statement of Investments (Continued)

December 31, 2012

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
First American Financial Corp.	101,142	$2,436,511
Hanover Insurance Group, Inc. (The)	42,460	1,644,900
HCC Insurance Holdings, Inc.	96,043	3,573,760
Kemper Corp. (a)	51,581	1,521,639
Mercury General Corp.	33,067	1,312,429
Old Republic International Corp.	228,369	2,432,130
Protective Life Corp.	75,195	2,149,073
Reinsurance Group of America, Inc.	70,021	3,747,524
StanCorp Financial Group, Inc.	41,868	1,535,299
W.R. Berkley Corp.	104,424	3,940,962

		51,752,121

Internet & Catalog Retail 0.2%
HSN, Inc.	34,549	1,902,959

Internet Software & Services 1.9%
AOL, Inc.*	79,238	2,346,237
Equinix, Inc.*	46,103	9,506,439
Monster Worldwide, Inc.* (a)	112,437	631,896
Rackspace Hosting, Inc.*	103,876	7,714,870
ValueClick, Inc.*	67,102	1,302,450

		21,501,892

Leisure Equipment & Products 0.5%
Polaris Industries, Inc. (a)	60,846	5,120,191

Life Sciences Tools & Services 1.3%
Bio-Rad Laboratories, Inc., Class A*	19,107	2,007,191
Charles River Laboratories International, Inc.*	46,160	1,729,615
Covance, Inc.*	51,938	3,000,458
Mettler-Toledo International, Inc.*	29,079	5,620,971
Techne Corp.	32,762	2,238,955

		14,597,190

Machinery 5.4%
AGCO Corp.*	92,049	4,521,447
CLARCOR, Inc. (a)	47,451	2,267,209
Crane Co.	45,336	2,098,150
Donaldson Co., Inc.	128,063	4,205,589
Gardner Denver, Inc.	46,554	3,188,949
Graco, Inc.	57,524	2,961,911
Harsco Corp.	76,602	1,800,147
IDEX Corp. (a)	78,471	3,651,255
ITT Corp.	87,887	2,061,829
Kennametal, Inc. (a)	75,615	3,024,600
Lincoln Electric Holdings, Inc.	78,856	3,838,710
Nordson Corp.	53,417	3,371,681
Oshkosh Corp.*	86,793	2,573,412
SPX Corp.	48,195	3,380,879
Terex Corp.* (b)	104,646	2,941,599
Timken Co.	75,525	3,612,361
Trinity Industries, Inc.	74,783	2,678,727
Valmont Industries, Inc.	22,240	3,036,872

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Wabtec Corp.	45,459	$3,979,481
Woodward, Inc.	57,229	2,182,142

		61,376,950

Marine 0.4%
Kirby Corp.* (a)	53,066	3,284,255
Matson, Inc.	40,370	997,946

		4,282,201

Media 1.2%
AMC Networks, Inc., Class A*	54,320	2,688,840
Cinemark Holdings, Inc.	96,826	2,515,539
DreamWorks Animation SKG, Inc., Class A* (a)	67,696	1,121,723
John Wiley & Sons, Inc., Class A	44,593	1,736,005
Lamar Advertising Co., Class A*	52,390	2,030,113
Meredith Corp. (a)	34,256	1,180,119
New York Times Co. (The), Class A* (a)	115,719	987,083
Scholastic Corp. (a)	24,927	736,842
Valassis Communications, Inc. (a)	37,361	963,167

		13,959,431

Metals & Mining 1.7%
Carpenter Technology Corp.	42,012	2,169,079
Commercial Metals Co.	110,515	1,642,253
Compass Minerals International, Inc.	31,356	2,342,607
Reliance Steel & Aluminum Co.	71,636	4,448,596
Royal Gold, Inc.	61,661	5,013,656
Steel Dynamics, Inc.	207,551	2,849,675
Worthington Industries, Inc.	49,860	1,295,861

		19,761,727

Multiline Retail 0.1%
Saks, Inc.* (a)	96,335	1,012,481

Multi-Utilities 1.1%
Alliant Energy Corp.	105,294	4,623,459
Black Hills Corp.	41,765	1,517,740
MDU Resources Group, Inc.	179,254	3,807,355
Vectren Corp.	77,714	2,284,792

		12,233,346

Office Electronics 0.2%
Zebra Technologies Corp., Class A*	48,337	1,898,677

Oil, Gas & Consumable Fuels 3.3%
Alpha Natural Resources, Inc.*	209,360	2,039,166
Arch Coal, Inc. (a)	200,727	1,469,322
Bill Barrett Corp.*	45,853	815,725
Cimarex Energy Co.	82,050	4,736,746
Energen Corp.	68,299	3,079,602
Forest Oil Corp.*	112,536	752,866
HollyFrontier Corp.	192,174	8,945,700
Northern Oil and Gas, Inc.* (a)	56,245	946,041
Plains Exploration & Production Co.*	122,352	5,743,203
Quicksilver Resources, Inc.* (a)	114,360	327,070

15

Statement of Investments (Continued)

December 31, 2012

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Rosetta Resources, Inc.*	49,858	$2,261,559
SM Energy Co.	62,650	3,270,956
World Fuel Services Corp.	68,248	2,809,770

		37,197,726

Paper & Forest Products 0.5%
Domtar Corp.	33,491	2,797,169
Louisiana-Pacific Corp.*	131,185	2,534,494

		5,331,663

Pharmaceuticals 0.2%
Endo Health Solutions, Inc.*	108,354	2,846,460

Professional Services 0.8%
Corporate Executive Board Co. (The)	31,884	1,513,215
FTI Consulting, Inc.*	39,461	1,302,213
Manpower, Inc.	74,496	3,161,610
Towers Watson & Co., Class A	54,175	3,045,177

		9,022,215

Real Estate Investment Trusts (REITs) 9.4%
Alexandria Real Estate Equities, Inc.	60,385	4,185,888
American Campus Communities, Inc.	99,205	4,576,327
BioMed Realty Trust, Inc.	146,530	2,832,425
BRE Properties, Inc.	72,924	3,706,727
Camden Property Trust	79,751	5,439,816
Corporate Office Properties Trust	76,599	1,913,443
Duke Realty Corp.	260,761	3,616,755
Equity One, Inc.	58,582	1,230,808
Essex Property Trust, Inc.	34,633	5,078,929
Federal Realty Investment Trust	61,274	6,373,721
Highwoods Properties, Inc.	68,636	2,295,874
Home Properties, Inc.	48,593	2,979,237
Hospitality Properties Trust	117,013	2,740,444
Liberty Property Trust	112,105	4,009,996
Macerich Co. (The)	129,530	7,551,599
Mack-Cali Realty Corp.	78,928	2,060,810
National Retail Properties, Inc.	104,330	3,255,096
Omega Healthcare Investors, Inc.	106,237	2,533,752
Potlatch Corp.	38,382	1,504,191
Rayonier, Inc.	116,812	6,054,366
Realty Income Corp.	126,586	5,090,023
Regency Centers Corp.	85,697	4,038,043
Senior Housing Properties Trust	167,530	3,960,409
SL Green Realty Corp.	85,678	6,567,219
Taubman Centers, Inc.	55,438	4,364,079
UDR, Inc.	236,874	5,632,864
Weingarten Realty Investors	106,013	2,837,968

		106,430,809

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.*	40,710	$1,195,653
Jones Lang LaSalle, Inc.	41,703	3,500,550

		4,696,203

Road & Rail 1.9%
Con-way, Inc.	53,217	1,480,497
Genesee & Wyoming, Inc., Class A*	41,314	3,143,169
J.B. Hunt Transport Services, Inc.	86,334	5,155,003
Kansas City Southern	104,335	8,709,886
Landstar System, Inc.	44,084	2,312,647
Werner Enterprises, Inc.	41,948	909,013

		21,710,215

Semiconductors & Semiconductor Equipment 1.9%
Atmel Corp.*	416,522	2,728,219
Cree, Inc.* (a)	110,248	3,746,227
Cypress Semiconductor Corp.* (a)	125,117	1,356,268
Fairchild Semiconductor International, Inc.*	120,623	1,736,971
Integrated Device Technology, Inc.*	136,579	997,027
International Rectifier Corp.*	65,974	1,169,719
Intersil Corp., Class A	120,220	996,624
MEMC Electronic Materials, Inc.*	220,898	709,083
RF Micro Devices, Inc.*	264,981	1,187,115
Semtech Corp.* (a)	62,774	1,817,307
Silicon Laboratories, Inc.*	36,284	1,517,034
Skyworks Solutions, Inc.*	184,242	3,740,113

		21,701,707

Software 4.2%
ACI Worldwide, Inc.*	37,390	1,633,569
Advent Software, Inc.*	30,089	643,303
ANSYS, Inc.*	87,831	5,914,540
Cadence Design Systems, Inc.* (a)	265,485	3,586,702
Compuware Corp.*	202,614	2,202,414
Concur Technologies, Inc.* (a)	42,843	2,892,759
FactSet Research Systems, Inc. (a)	38,630	3,401,758
Fair Isaac Corp.	33,102	1,391,277
Informatica Corp.*	102,450	3,106,284
Mentor Graphics Corp.*	89,570	1,524,481
MICROS Systems, Inc.*	76,186	3,233,334
Parametric Technology Corp.*	113,279	2,549,910
Rovi Corp.*	97,932	1,511,091
SolarWinds, Inc.*	57,913	3,037,537
Solera Holdings, Inc.	65,332	3,493,302
Synopsys, Inc.*	141,503	4,505,455
TIBCO Software, Inc.*	147,258	3,241,149

		47,868,865

Specialty Retail 4.2%
Aaron’s, Inc.	66,685	1,885,852
Advance Auto Parts, Inc.	69,564	5,032,955
Aeropostale, Inc.*	74,542	969,791

16

Statement of Investments (Continued)

December 31, 2012

NVIT Mid Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
American Eagle Outfitters, Inc.	170,852	$3,504,175
Ann, Inc.*	45,859	1,551,869
Ascena Retail Group, Inc.*	119,459	2,208,797
Barnes & Noble, Inc.* (a)	35,908	541,852
Cabela’s, Inc.*	43,914	1,833,409
Chico’s FAS, Inc.	157,787	2,912,748
Dick’s Sporting Goods, Inc.	93,033	4,232,071
Foot Locker, Inc.	142,980	4,592,518
Guess?, Inc.	58,283	1,430,265
Office Depot, Inc.*	271,580	890,782
Rent-A-Center, Inc.	56,049	1,925,844
Signet Jewelers Ltd.	76,785	4,100,319
Tractor Supply Co.	66,836	5,905,629
Williams-Sonoma, Inc.	82,011	3,589,621

		47,108,497

Textiles, Apparel & Luxury Goods 1.9%
Carter’s, Inc.*	48,041	2,673,482
Deckers Outdoor Corp.* (a)	33,562	1,351,542
Hanesbrands, Inc.*	92,781	3,323,415
PVH Corp.	66,981	7,435,561
Under Armour, Inc., Class A* (a)	73,424	3,563,267
Warnaco Group, Inc. (The)*	38,852	2,780,637

		21,127,904

Thrifts & Mortgage Finance 0.7%
Astoria Financial Corp. (a)	77,655	726,851
New York Community Bancorp, Inc.	416,480	5,455,888
Washington Federal, Inc.	100,842	1,701,204

		7,883,943

Tobacco 0.1%
Universal Corp.	22,241	1,110,048

Trading Companies & Distributors 1.0%
GATX Corp.	44,376	1,921,481
MSC Industrial Direct Co., Inc., Class A	43,960	3,313,705
United Rentals, Inc.*	87,777	3,995,609
Watsco, Inc. (a)	28,191	2,111,506

		11,342,301

Water Utilities 0.3%
Aqua America, Inc.	132,719	3,373,717

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	95,679	2,118,333

Total Common Stocks (cost $965,131,198)		1,128,387,429

Mutual Fund 0.6%

	Shares	Market Value

Money Market Fund 0.6%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (c)	6,522,009	$6,522,009

Total Mutual Fund (cost $6,522,009)		6,522,009

Repurchase Agreements 6.8%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.18%, dated 12/31/12, due 01/02/13, repurchase price $43,000,430, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.20%-6.25%, maturing 1/12/15-5/15/29 and by a U.S. Government Treasury Security, 0.13%, maturing 12/31/14; total market value $43,860,001(d)	$43,000,000	43,000,000
Credit Suisse (USA) LLC, 0.22%, dated 12/31/12, due 01/02/13, repurchase price $34,099,801, collateralized by U.S. Government Treasury Securities, 0.00%, maturing 1/3/13-12/12/13; total market value $34,781,426. (d)	34,099,384	34,099,384

Total Repurchase Agreements (cost $77,099,384)		77,099,384

Total Investments (cost $1,048,752,591) (e) — 106.9%		1,212,008,822

Liabilities in excess of other assets — (6.9%)		(78,340,453)

NET ASSETS — 100.0%		$1,133,668,369

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2012. The total value of securities on loan at December 31, 2012 was $76,627,500.

(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Represents 7-day effective yield as of December 31, 2012.

17

Statement of Investments (Continued)

December 31, 2012

NVIT Mid Cap Index Fund (Continued)

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2012 was $77,099,384.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

Ltd.	Limited

REIT	Real Estate Investment Trust

At December 31, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
57	S&P MID 400 E-Mini	03/15/13	$5,803,170	$38,237

The accompanying notes are an integral part of these financial statements.

18

Statement of Assets and Liabilities

December 31, 2012

NVIT Mid Cap Index Fund
Assets:
Investments, at value *(cost $971,653,207)	$1,134,909,438
Repurchase agreements, at value and cost	77,099,384

Total Investments	1,212,008,822

Deposits with broker for futures contracts	298,000
Dividends receivable	687,524
Security lending income receivable	50,298
Receivable for investments sold	270,825
Receivable for capital shares issued	856,377
Receivable for variation margin on futures contracts	172,784
Prepaid expenses	2,470

Total Assets	1,214,347,100

Liabilities:
Payable for investments purchased	1,792,458
Payable for capital shares redeemed	1,465,220
Cash overdraft (Note 2)	18,634
Payable upon return of securities loaned (Note 2)	77,099,384
Accrued expenses and other payables:
Investment advisory fees	194,786
Fund administration fees	30,000
Distribution fees	2,740
Administrative servicing fees	37,070
Accounting and transfer agent fees	997
Custodian fees	6,412
Professional fees	15,476
Printing fees	11,009
Other	4,545

Total Liabilities	80,678,731

Net Assets	$1,133,668,369

Represented by:
Capital	$960,132,994
Accumulated undistributed net investment income	2,466,193
Accumulated net realized gains from investment and futures transactions	7,774,714
Net unrealized appreciation/(depreciation) from investments	163,256,231
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	38,237

Net Assets	$1,133,668,369

Net Assets:
Class I Shares	$301,281,784
Class II Shares	13,428,803
Class Y Shares	818,957,782

Total	$1,133,668,369

*	Includes value of securities on loan of $76,627,500 (Note 2).

19

Statement of Assets and Liabilities (Continued)

December 31, 2012

NVIT Mid Cap Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	15,831,482
Class II Shares	709,067
Class Y Shares	43,036,908

Total	59,577,457

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$19.03
Class II Shares	$18.94
Class Y Shares	$19.03

The accompanying notes are an integral part of these financial statements.

20

Statement of Operations

For the Year Ended December 31, 2012

NVIT Mid Cap Index Fund
INVESTMENT INCOME:
Dividend income	$17,408,380
Income from securities lending (Note 2)	744,207
Other income	548

Total Income	18,153,135

EXPENSES:
Investment advisory fees	2,282,622
Fund administration fees	353,255
Distribution fees Class II Shares	31,665
Administrative servicing fees Class I Shares	447,581
Administrative servicing fees Class II Shares	13,026
Professional fees	56,932
Printing fees	23,954
Trustee fees	41,497
Custodian fees	41,887
Compliance program costs (Note 3)	4,512
Other	34,787

Total expenses before earnings credit and fees waived	3,331,718

Earnings credit (Note 4)	(553)
Investment advisory fees waived (Note 3)	(15,140)

Net Expenses	3,316,025

NET INVESTMENT INCOME	14,837,110

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	26,504,039
Net realized gains from futures transactions (Note 2)	2,491,360

Net realized gains from investment and futures transactions	28,995,399

Net change in unrealized appreciation/(depreciation) from investments	136,345,191
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	35,610

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	136,380,801

Net realized/unrealized gains from investments and futures transactions	165,376,200

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$180,213,310

The accompanying notes are an integral part of these financial statements.

21

Statements of Changes in Net Assets

	NVIT Mid Cap Index Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$14,837,110	$11,136,456
Net realized gains from investment and futures transactions	28,995,399	70,064,222
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	136,380,801	(83,408,583)

Change in net assets resulting from operations	180,213,310	(2,207,905)

Distributions to Shareholders From:
Net investment income:
Class I	(3,195,031)	(2,421,996)
Class II	(112,258)	(87,625)
Class Y	(9,922,469)	(7,987,707)
Net realized gains:
Class I	(20,110,885)	(4,707,636)
Class II	(867,956)	(201,653)
Class Y	(54,919,608)	(11,366,415)

Change in net assets from shareholder distributions	(89,128,207)	(26,773,032)

Change in net assets from capital transactions	(4,070,125)	(172,478,872)

Change in net assets	87,014,978	(201,459,809)

Net Assets:
Beginning of year	1,046,653,391	1,248,113,200

End of year	$1,133,668,369	$1,046,653,391

Accumulated undistributed net investment income at end of year	$2,466,193	$858,841

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$28,116,286	$54,089,211
Dividends reinvested	23,305,916	7,129,632
Cost of shares redeemed	(63,089,320)	(77,567,936)

Total Class I Shares	(11,667,118)	(16,349,093)

Class II Shares
Proceeds from shares issued	2,287,596	2,415,867
Dividends reinvested	980,214	289,278
Cost of shares redeemed	(3,170,906)	(3,521,443)

Total Class II Shares	96,904	(816,298)

Class Y Shares
Proceeds from shares issued	73,537,459	156,985,970
Dividends reinvested	64,842,077	19,354,122
Cost of shares redeemed	(130,879,447)	(331,653,573)

Total Class Y Shares	7,500,089	(155,313,481)

Change in net assets from capital transactions	$(4,070,125)	$(172,478,872)

22

Statements of Changes in Net Assets (Continued)

	NVIT Mid Cap Index Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class I Shares
Issued	1,471,263	3,008,094
Reinvested	1,242,515	408,622
Redeemed	(3,339,934)	(4,154,475)

Total Class I Shares	(626,156)	(737,759)

Class II Shares
Issued	120,541	130,628
Reinvested	52,580	16,705
Redeemed	(167,241)	(190,444)

Total Class II Shares	5,880	(43,111)

Class Y Shares
Issued	3,880,506	8,969,695
Reinvested	3,454,101	1,102,166
Redeemed	(6,792,886)	(17,262,112)

Total Class Y Shares	541,721	(7,190,251)

Total change in shares	(78,555)	(7,971,121)

The accompanying notes are an integral part of these financial statements.

23

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Mid Cap Index Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2012(c)	$17.55	0.23	2.80	3.03	(0.20)	(1.35)	(1.55)	$19.03	17.47%	$301,281,784	0.41%	1.23%	0.41%	10.21%
Year Ended December 31, 2011(c)	$18.46	0.16	(0.63)	(0.47)	(0.15)	(0.29)	(0.44)	$17.55	(2.54)%	$288,786,869	0.40%	0.85%	0.42%	20.81%
Year Ended December 31, 2010(c)	$14.82	0.15	3.71	3.86	(0.20)	(0.02)	(0.22)	$18.46	26.20%	$317,379,516	0.42%	0.97%	0.43%	11.92%
Year Ended December 31, 2009(c)	$11.25	0.15	3.94	4.09	(0.12)	(0.40)	(0.52)	$14.82	36.76%	$296,275,777	0.45%	1.23%	0.45%	22.52%
Year Ended December 31, 2008	$19.18	0.21	(6.83)	(6.62)	(0.21)	(1.10)	(1.31)	$11.25	(36.46)%	$250,979,592	0.44%	1.22%	0.44%	24.70%

Class II Shares
Year Ended December 31, 2012(c)	$17.47	0.19	2.80	2.99	(0.17)	(1.35)	(1.52)	$18.94	17.27%	$13,428,803	0.61%	1.03%	0.61%	10.21%
Year Ended December 31, 2011(c)	$18.38	0.13	(0.63)	(0.50)	(0.12)	(0.29)	(0.41)	$17.47	(2.68)%	$12,285,803	0.53%	0.72%	0.54%	20.81%
Year Ended December 31, 2010(c)	$14.76	0.11	3.69	3.80	(0.16)	(0.02)	(0.18)	$18.38	25.86%	$13,715,960	0.67%	0.72%	0.68%	11.92%
Year Ended December 31, 2009(c)	$11.20	0.12	3.93	4.05	(0.09)	(0.40)	(0.49)	$14.76	36.50%	$12,669,285	0.70%	0.99%	0.70%	22.52%
Year Ended December 31, 2008	$19.11	0.18	(6.81)	(6.63)	(0.18)	(1.10)	(1.28)	$11.20	(36.61)%	$11,279,926	0.64%	1.02%	0.64%	24.70%

Class Y Shares
Year Ended December 31, 2012(c)	$17.55	0.26	2.80	3.06	(0.23)	(1.35)	(1.58)	$19.03	17.64%	$818,957,782	0.26%	1.39%	0.26%	10.21%
Year Ended December 31, 2011(c)	$18.46	0.18	(0.63)	(0.45)	(0.17)	(0.29)	(0.46)	$17.55	(2.39)%	$745,580,719	0.25%	0.99%	0.27%	20.81%
Year Ended December 31, 2010(c)	$14.82	0.18	3.70	3.88	(0.22)	(0.02)	(0.24)	$18.46	26.39%	$917,017,724	0.27%	1.12%	0.28%	11.92%
Year Ended December 31, 2009(c)	$11.25	0.17	3.94	4.11	(0.14)	(0.40)	(0.54)	$14.82	36.96%	$744,821,020	0.30%	1.34%	0.30%	22.52%
Year Ended December 31, 2008	$19.18	0.23	(6.83)	(6.60)	(0.23)	(1.10)	(1.33)	$11.25	(36.38)%	$541,354,715	0.31%	1.36%	0.31%	24.70%

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

24

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Mid Cap Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, other unaffiliated insurance companies, and other series of the Trust that operate as funds-of-funds, such as the NVIT Investor Destinations Funds.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value the investment is not intended to indicate the risk associated with investing in the investment.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such

25

Notes to Financial Statements (Continued)

December 31, 2012

price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,128,387,429	$—	$—	$1,128,387,429
Futures Contracts	38,237	—	—	38,237
Mutual Fund	6,522,009	—	—	6,522,009
Repurchase Agreements	—	77,099,384	—	77,099,384
Total	$1,134,947,675	$77,099,384	$—	$1,212,047,059

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

26

Notes to Financial Statements (Continued)

December 31, 2012

(b) Cash	Overdraft

As of December 31, 2012, the Fund had an overdrawn balance of $18,634 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4 below.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

27

Notes to Financial Statements (Continued)

December 31, 2012

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2012:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2012

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$38,237
Total		$38,237

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2012

Realized Gain/(Loss):	Total
Futures contracts
Equity risk	$2,491,360
Total	$2,491,360

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2012

Unrealized Appreciation/(Depreciation):	Total
Futures contracts
Equity risk	$35,610
Total	$35,610

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2012.

(e)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

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Notes to Financial Statements (Continued)

December 31, 2012

(g)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2012 the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$ 76,627,500	$77,099,384

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to real estate investment trust (“REIT”) returns of capital dividends and REIT capital gain dividend reclassifications. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

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Notes to Financial Statements (Continued)

December 31, 2012

authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from the Fund’s investments in U.S. REITs often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Prior to February 1, 2012, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.22%
$1.5 billion up to $3 billion	0.21%
$3 billion and more	0.20%

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Notes to Financial Statements (Continued)

December 31, 2012

For the period from February 1, 2012 through May 1, 2012, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.205%
$1.5 billion up to $3 billion	0.195%
$3 billion and more	0.185%

Beginning May 1, 2012, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.205%
$1.5 billion up to $3 billion	0.185%
$3 billion and more	0.175%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Prior to February 1, 2012, the Trust and NFA operated pursuant to a written Expense Limitation Agreement that limited the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.32% for all share classes. Effective February 1, 2012, the Expense Limitation Agreement limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.30% for all share classes. Unless it is terminated or amended with the consent of the Board of Trustees, the Expense Limitation Agreement will remain in effect until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA had agreed to waive from its Investment Advisory Fee an amount equal to $15,140, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and

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Notes to Financial Statements (Continued)

December 31, 2012

(ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $353,255 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $4,512.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $460,607 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

32

Notes to Financial Statements (Continued)

December 31, 2012

5.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $111,558,591 and sales of $170,664,324 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $0 of brokerage commissions.

33

Notes to Financial Statements (Continued)

December 31, 2012

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$16,162,165	$72,966,042	$89,128,207	$—	$89,128,207

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$10,497,328	$16,275,704	$26,773,032	$—	$26,773,032

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$5,803,498	$27,973,078	$33,776,576	$—	$139,758,799	$173,535,375

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,072,250,020	$251,846,151	$(112,087,349)	$139,758,802

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Mid Cap Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Mid Cap Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers, and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

35

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 71.57%.

The Fund designates $72,966,042, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

36

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of
Dentsply
International, Inc. (dental products) from
2002 to present,
Ultralife Batteries,
Inc. from 2004 to 2010, Albany
International
Corp. (paper
industry) from 2005 to present, Terex
Corporation
(construction
equipment) from 2004 to present, and
Minerals
Technology, Inc.
(specialty
				chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None

37

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.

38

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

39

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund ComplexOverseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

40

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

41

NVIT Money Market Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

15	Statement of Assets and Liabilities

17	Statement of Operations

18	Statements of Changes in Net Assets

20	Financial Highlights

21	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MMKT (2/13)

This page intentionally left blank

Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to interest rate risk.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund.

The Fund is subject to asset-backed securities risk and repurchase agreements risk to varying degrees.

The Fund is subject to risks associated with investing in foreign securities.

The Fund may invest in shares of other money market mutual funds. If one of these other money market mutual funds fails to meet its objective, the Fund’s performance could be negatively affected. In addition, Fund shareholders will pay a proportionate share of the fees and expenses of such other money market mutual funds (including applicable management, administration and custodian fees) as well as the Fund’s direct expenses.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities

2

Important Disclosures (Continued)

of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the

American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

3

Important Disclosures (Continued)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Federated Investment Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Federated Investment Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Money Market Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Money Market Fund (Class I) returned 0.00% versus 0.00% for its benchmark, the iMoneyNet Prime Retail Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Money Market Funds (consisting of 94 funds as of December 31, 2012) was -0.03% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The most positive returns for the Fund relative to the Fund’s benchmark during the reporting period came from the Fund’s investments in the European banking industry.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

Throughout the reporting period, Fund holdings in overnight securities detracted the most from Fund performance relative to the Fund’s benchmark. These securities were generally lower-yielding securities that were required to be held in the Fund for liquidity purposes. None of the Fund’s securities defaulted during the reporting period.

Subadviser:

Federated Investment Management Company

7

Fund Performance	NVIT Money Market Fund

Average Annual Total Return1

(For periods ended December 31, 2011)

	1 Yr.	5 Yr.	10 Yr.
Class I	0.00%	0.42%	1.54%
Class II3	0.00%	0.32%	1.36%
Class IV3	0.00%	0.45%	1.62%
Class V3	0.00%	0.44%	1.59%
Class Y3,4	0.00%	0.45%	1.58%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[3]

These returns, until the creation of Class II shares (December 14, 2009), Class IV shares (April 28, 2003), and Class Y shares (May 1, 2006), are based on the performance of the Class I shares of the Fund. Excluding the effect of fee waivers or reimbursements, such prior performance is similar to what Class II, Class IV, and Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for Class II shares, Class IV shares, and Class Y shares has not been adjusted to reflect its lower expenses.

[4]	Effective May 1, 2008, Class ID shares were renamed Class Y shares.

Expense Ratios

Expense Ratio*
Class I	0.58%
Class II	0.83%
Class IV	0.58%
Class V	0.53%
Class Y	0.43%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Money Market Fund versus performance of the iMoneyNet Prime Retail Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Money Market Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,000.00	1.51	0.30
	Hypothetical[b]	1,000.00	1,023.63	1.53	0.30
Class II Shares	Actual	1,000.00	1,000.00	1.56	0.31
	Hypothetical[b]	1,000.00	1,023.58	1.58	0.31
Class IV Shares	Actual	1,000.00	1,000.00	1.51	0.30
	Hypothetical[b]	1,000.00	1,023.63	1.53	0.30
Class V Shares	Actual	1,000.00	1,000.00	1.51	0.30
	Hypothetical[b]	1,000.00	1,023.63	1.53	0.30
Class Y Shares	Actual	1,000.00	1,000.00	1.51	0.30
	Hypothetical[b]	1,000.00	1,023.63	1.53	0.30

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Money Market Fund
December 31, 2012

Asset Allocation †
Commercial Paper	46.9%
Repurchase Agreement	17.4%
Corporate Bonds	8.9%
Certificates of Deposit	7.7%
Municipal Bonds	5.7%
Mutual Fund	5.6%
U.S. Treasury Notes	3.7%
Asset-Backed Securities	3.7%
Other assets in excess of liabilities	0.4%

100.0%

Top Industries ††
Banking	19.1%
Finance — Retail	14.0%
Finance — Automotive	9.5%
Food & Beverage	6.3%
Finance — Commercial	6.0%
Asset Management	5.6%
Sovereign	5.4%
Electric Power	4.9%
Diversified	0.9%
Insurance	0.9%
Other Industries*	27.4%

100.0%

Top Holdings ††
Federated Prime Obligations Fund, Institutional Shares	5.6%
Electricite de France SA, 01/31/13	5.0%
Chariot Funding LLC, 02/27/13	4.8%
Bank of America N.A., 0.30%, 02/27/13	4.6%
FCAR Owner Trust, 01/15/13	4.6%
BlackRock Investment Quality Municipal Trust, Inc., 0.20%, 01/02/13	4.2%
Toyota Motor Credit Corp., 02/12/13	3.8%
U.S. Treasury Notes, 1.38%, 01/15/13	3.7%
Jupiter Securitization Co. LLC, 02/01/13	3.7%
Archer-Daniels-Midland Co.	3.6%
Other Holdings*	56.4%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012 (Unaudited)

NVIT Money Market Fund

Asset-Backed Securities 3.7%

	Principal Amount	Market Value

Banking 0.8%
HLSS Servicer Advance Receivables Trust, Series 2012-MM1, Class A, 0.65%, 09/16/13 (a)(b)	$17,307,692	$17,307,692

Finance — Automotive 1.0%
Ally Auto Receivables Trust, Series 2012-SN1, Class A1, 0.25%, 09/20/13	13,470,335	13,470,336
Santander Drive Auto Receivables Trust
Series 2012-4, Class A1, 0.43%, 07/15/13	663,215	663,215
Series 2012-5, Class A1, 0.34%, 08/15/13	1,355,006	1,355,005
Series 2012-6, Class A1, 0.30%, 10/15/13	7,110,917	7,110,917

		22,599,473

Finance — Commercial 0.6%
GE Equipment Small Ticket LLC, Series 2012-1A, Class A1, 0.43%, 06/21/13 (b)	3,259,776	3,259,776
Macquarie Equipment Funding Trust, Series 2012-A, Class A1, 0.29%, 10/21/13 (b)	3,799,252	3,799,252
MMAF Equipment Finance LLC, Series 2012-AA, Class A1, 0.35%, 07/10/13 (b)	6,841,088	6,841,088

		13,900,116

Finance — Retail 1.3%
Arkle Master Issuer PLC, Series 2012-1A, Class 1A, 0.41%, 02/17/13 (b)(c)	7,000,000	7,000,000
Fosse Master Issuer PLC, Series 2012-1A, Class 1A1, 0.39%, 04/18/13 (b)(c)	5,000,000	5,000,000
Holmes Master Issuer PLC, Series 2012-1A, Class A1, 0.41%, 01/15/13 (b)(c)	15,000,000	15,000,000

		27,000,000

Total Asset-Backed Securities (cost $80,807,281)		80,807,281

Certificates of Deposit 7.7%
Banking 7.7%
Bank of Montreal, 0.40%, 11/12/13 (c)	12,000,000	12,000,000

Certificates of Deposit (continued)

	Principal Amount	Market Value

Banking (continued)
Royal Bank of Canada, Montreal
0.38%, 02/06/13	$10,000,000	$10,000,000
0.45%, 05/22/13	44,000,000	44,000,000
0.40%, 10/04/13 (c)	20,000,000	20,000,000
Sumitomo Mitsui Banking Corp.
0.16%, 01/04/13	40,000,000	40,000,000
0.30%, 01/24/13	10,000,000	10,000,000
0.30%, 01/25/13	10,000,000	10,000,000
Toronto Dominion Bank, 0.31%, 09/13/13	20,000,000	20,000,000

		166,000,000

Total Certificates of Deposit (cost $166,000,000)		166,000,000

Commercial Paper 46.9%
Banking 5.2%
ASB Finance Ltd., 0.29%, 05/16/13 (b)	25,600,000	25,572,160
Credit Agricole North America, Inc., 0.24%, 01/18/13	14,000,000	13,998,414
Societe Generale North America, Inc.
0.26%, 01/03/13	8,000,000	7,999,887
0.32%, 02/01/13	35,000,000	34,990,355
Westpac Banking Corp., 0.27%, 05/29/13	30,000,000	30,000,000

		112,560,816

Electric Power 4.9%
Electricite de France SA
0.25%, 01/18/13 (b)	3,500,000	3,499,587
0.42%, 01/25/13 (b)	42,800,000	42,788,016
0.41%, 01/31/13 (b)	60,000,000	59,979,500

		106,267,103

Finance — Automotive 8.4%
FCAR Owner Trust
0.23%, 01/09/13	11,000,000	10,999,438
0.42%, 01/15/13	27,000,000	26,995,590
0.22%, 02/01/13	20,000,000	19,996,211
0.41%, 02/04/13	5,000,000	4,998,064
0.40%, 03/20/13	24,000,000	23,979,200
0.31%, 04/01/13	1,000,000	999,225
0.29%, 04/09/13	12,000,000	11,990,526
Toyota Motor Credit Corp.
0.24%, 02/06/13	16,000,000	15,996,160
0.24%, 02/12/13	65,000,000	64,981,800

		180,936,214

12

Statement of Investments (Continued)

December 31, 2012 (Unaudited)

NVIT Money Market Fund (Continued)

Commercial Paper (continued)

	Principal Amount	Market Value

Finance — Commercial 4.0%
Caterpillar Financial Services Corp., 0.20%, 03/25/13	$11,225,000	$11,219,824
Fairway Finance Co. LLC
0.24%, 01/11/13 (b)	2,500,000	2,499,833
0.25%, 01/22/13 (b)	25,000,000	25,000,000
0.20%, 01/23/13 (b)	12,500,000	12,498,511
0.26%, 03/06/13 (b)	2,000,000	2,000,000
0.24%, 06/17/13 (b)	20,000,000	20,000,000
General Electric Capital Corp., 0.32%, 02/19/13	13,500,000	13,494,120

		86,712,288

Finance — Retail 12.7%
Chariot Funding LLC
0.21%, 02/19/13 (b)	25,000,000	24,992,854
0.21%, 02/27/13 (b)	30,000,000	29,990,025
0.33%, 03/08/13 (b)	17,700,000	17,689,291
0.21%, 03/12/13 (b)	2,000,000	1,999,183
0.32%, 05/09/13 (b)	30,000,000	29,965,867
Jupiter Securitization Co. LLC
0.32%, 02/01/13 (b)	25,000,000	24,993,111
0.21%, 03/18/13 (b)	20,000,000	19,991,133
0.30%, 04/01/13 (b)	20,000,000	19,985,000
0.28%, 04/29/13 (b)	22,000,000	21,979,809
0.32%, 05/08/13 (b)	13,000,000	12,985,325
Salisbury Receivables Co. LLC
0.35%, 01/14/13 (b)	24,800,000	24,796,866
0.25%, 02/21/13 (b)	25,000,000	24,991,146
0.25%, 02/22/13 (b)	15,000,000	14,994,583
Straight-A Funding LLC, 0.18%, 01/08/13 (b)	5,000,000	4,999,825

		274,354,018

Food & Beverage 6.3%
Archer-Daniels-Midland Co.
0.27%, 01/18/13 (b)	18,000,000	17,997,705
0.25%, 01/25/13 (b)	60,328,000	60,317,945
Coca-Cola Co. (The), 0.20%, 02/08/13 (b)	15,000,000	14,996,833
Nestle Capital Corp.
0.23%, 05/15/13 (b)	5,000,000	4,995,720
0.37%, 09/05/13 (b)	37,000,000	36,906,071

		135,214,274

Sovereign 5.4%
Caisse Des Depots et Consignations, 0.30%, 02/28/13	50,000,000	49,975,833

Commercial Paper (continued)

	Principal Amount	Market Value

Sovereign (continued)
Kells Funding LLC
0.29%, 04/03/13 (b)	$10,000,000	$9,992,589
0.36%, 04/23/13 (b)	5,000,000	4,994,400
0.34%, 05/02/13 (b)	21,000,000	20,976,002
0.33%, 05/08/13 (b)	30,000,000	29,965,075

		115,903,899

Total Commercial Paper (cost $1,011,948,612)		1,011,948,612

Corporate Bonds 8.9%
Banking 5.3%
Bank of America N.A.
0.30%, 02/19/13	50,000,000	50,000,000
0.30%, 02/27/13	50,000,000	50,000,000
PNC Bank, N.A., 0.55%, 01/20/14 (c)	5,000,000	5,000,000
Wells Fargo Bank, N.A., 0.38%, 01/22/14 (c)	10,000,000	10,000,000

		115,000,000

Diversified 0.9%
General Electric Co., 5.00%, 02/01/13	19,465,000	19,541,236

Electronics 0.5%
IBM Corp., 2.10%, 05/06/13	10,700,000	10,767,763

Finance — Commercial 1.3%
General Electric Capital Corp.
5.45%, 01/15/13	25,000,000	25,049,185
0.34%, 03/20/13 (c)	2,200,000	2,199,395

		27,248,580

Insurance 0.9%
Metropolitan Life Insurance Co., 0.56%, 02/14/13 (a)(c)	20,000,000	20,000,000

Total Corporate Bonds (cost $192,557,579)		192,557,579

Municipal Bonds 5.7%
Illinois 1.0%
Illinois State, 0.25%, 01/02/13 (b)(c)	20,860,000	20,860,000

Other Territories 4.2%
BlackRock Investment Quality Municipal Trust, Inc., 0.20%, 01/02/13 (b)(c)	90,000,000	90,000,000

13

Statement of Investments (Continued)

December 31, 2012 (Unaudited)

NVIT Money Market Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Market Value

Virginia 0.5%
Loudoun County, Virginia Industrial Development Authority, 0.10%, 01/02/13 (c)	$11,020,000	$11,020,000

Total Municipal Bonds (cost $121,880,000)		121,880,000

Mutual Fund 5.6%

	Shares	Market Value

Asset Management 5.6%
Federated Prime Obligations Fund, Institutional Shares, 0.11% (d)	120,739,658	120,739,658

Total Mutual Fund (cost $120,739,658)		120,739,658

U.S. Treasury Notes 3.7%

	Principal Amount	Market Value

U.S. Treasury Notes
1.38%, 01/15/13	$50,000,000	50,022,220
1.75%, 04/15/13	30,000,000	30,128,230

Total U.S. Treasury Notes (cost $80,150,450)		80,150,450

Repurchase Agreement 17.4%
RBS Securities, Inc., 0.18%, dated 12/31/12, due 01/02/13, repurchase price $375,927,759, collateralized by U.S. Government Treasury Securities ranging from 0.25% — 2.63%, maturing 11/30/13 — 09/30/17; total market value $383,443,838.	375,924,000	375,924,000

Total Repurchase Agreement (cost $375,924,000)		375,924,000

Total Investments (cost $2,150,007,580) (e) — 99.6%		2,150,007,580

Other assets in excess of liabilities — 0.4%		9,296,613

NET ASSETS — 100.0%		$2,159,304,193

(a)	Illiquid security.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. The aggregate value of these securities at December 31, 2012 was $838,401,773 which represents 38.83% of net assets.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2012. The maturity date represents the actual maturity date.

(d)	Represents 7-day effective yield as of December 31, 2012.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company
Ltd.	Limited
PLC	Public Limited Company
SA	Stock Company

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2012

NVIT Money Market Fund
Assets:
Investments, at value (cost $1,774,083,580)	$1,774,083,580
Repurchase agreement, at value and cost	375,924,000

Total Investments	2,150,007,580

Cash	2,584
Interest and dividends receivable	1,660,774
Receivable for capital shares issued	23,326,673
Prepaid expenses	4,906

Total Assets	2,175,002,517

Liabilities:
Payable for capital shares redeemed	15,083,752
Accrued expenses and other payables:
Investment advisory fees	188,220
Fund administration fees	55,232
Distribution fees	42,807
Administrative servicing fees	248,753
Accounting and transfer agent fees	1,511
Custodian fees	10,590
Professional fees	21,271
Printing fees	29,156
Other	17,032

Total Liabilities	15,698,324

Net Assets	$2,159,304,193

Represented by:
Capital	$2,160,837,189
Accumulated undistributed net investment income	38
Accumulated net realized losses from investment transactions	(1,533,034)

Net Assets	$2,159,304,193

Net Assets:
Class I Shares	$1,082,651,394
Class II Shares	217,965,994
Class IV Shares	60,355,890
Class V Shares	496,009,056
Class Y Shares	302,321,859

Total	$2,159,304,193

15

Statement of Assets and Liabilities (Continued)

December 31, 2012

NVIT Money Market Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,083,516,081
Class II Shares	218,157,349
Class IV Shares	60,402,553
Class V Shares	496,368,947
Class Y Shares	302,410,904

Total	2,160,855,834

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$1.00
Class II Shares	$1.00
Class IV Shares	$1.00
Class V Shares	$1.00
Class Y Shares	$1.00

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended December 31, 2012

NVIT Money Market Fund
INVESTMENT INCOME:
Interest income	$6,232,847
Dividend income	284,265

Total Income	6,517,112

EXPENSES:
Investment advisory fees	8,152,039
Fund administration fees	639,670
Distribution fees Class II Shares	567,775
Administrative servicing fees Class I Shares	1,615,577
Administrative servicing fees Class II Shares	340,575
Administrative servicing fees Class IV Shares	95,879
Administrative servicing fees Class V Shares	462,241
Professional fees	102,236
Printing fees	53,233
Trustee fees	81,418
Custodian fees	72,362
Accounting and transfer agent fees	509
Compliance program costs (Note 3)	8,226
Other	57,718

Total expenses before earnings credit and fees waived	12,249,458

Earnings credit (Note 4)	(5,996)
Distribution fees voluntarily waived — Class II (Note 3)	(567,775)
Investment advisory fees voluntarily waived (Note 3)	(2,644,341)
Administrative servicing fees voluntarily waived — Class I (Note 3)	(1,615,577)
Administrative servicing fees voluntarily waived — Class II (Note 3)	(340,575)
Administrative servicing fees voluntarily waived — Class IV (Note 3)	(95,879)
Administrative servicing fees voluntarily waived — Class V (Note 3)	(462,241)

Net Expenses	6,517,074

NET INVESTMENT INCOME	38

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	6,250

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,288

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	NVIT Money Market Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$38	$–
Net realized gains from investment transactions	6,250	221

Change in net assets resulting from operations	6,288	221

Distributions to Shareholders From:
Change in net assets from capital transactions	(134,200,155)	115,478,774

Change in net assets	(134,193,867)	115,478,995

Net Assets:
Beginning of year	2,293,498,060	2,178,019,065

End of year	$2,159,304,193	$2,293,498,060

Accumulated undistributed net investment income at end of year	$38	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$363,991,398	$626,237,166
Dividends reinvested	–	–
Cost of shares redeemed	(408,002,977)	(565,874,895)

Total Class I Shares	(44,011,579)	60,362,271

Class II Shares
Proceeds from shares issued	883,581,679	937,446,122
Dividends reinvested	–	–
Cost of shares redeemed	(919,329,398)	(917,449,753)

Total Class II Shares	(35,747,719)	19,996,369

Class IV Shares
Proceeds from shares issued	13,136,059	16,972,219
Dividends reinvested	–	–
Cost of shares redeemed	(20,032,173)	(27,251,283)

Total Class IV Shares	(6,896,114)	(10,279,064)

Class V Shares
Proceeds from shares issued	360,067,695	383,038,142
Dividends reinvested	–	–
Cost of shares redeemed	(334,750,734)	(388,871,378)

Total Class V Shares	25,316,961	(5,833,236)

Class Y Shares
Proceeds from shares issued	52,806,732	141,018,890
Dividends reinvested	–	–
Cost of shares redeemed	(125,668,436)	(89,786,456)

Total Class Y Shares	(72,861,704)	51,232,434

Change in net assets from capital transactions	$(134,200,155)	$115,478,774

18

Statements of Changes in Net Assets (Continued)

	NVIT Money Market Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class I Shares
Issued	363,991,398	626,237,166
Reinvested	–	–
Redeemed	(408,002,977)	(565,874,895)

Total Class I Shares	(44,011,579)	60,362,271

Class II Shares
Issued	883,581,679	937,446,122
Reinvested	–	–
Redeemed	(919,329,398)	(917,449,753)

Total Class II Shares	(35,747,719)	19,996,369

Class IV Shares
Issued	13,136,059	16,972,219
Reinvested	–	–
Redeemed	(20,032,173)	(27,251,283)

Total Class IV Shares	(6,896,114)	(10,279,064)

Class V Shares
Issued	360,067,695	383,038,142
Reinvested	–	–
Redeemed	(334,750,734)	(388,871,378)

Total Class V Shares	25,316,961	(5,833,236)

Class Y Shares
Issued	52,806,732	141,018,890
Reinvested	–	–
Redeemed	(125,668,436)	(89,786,456)

Total Class Y Shares	(72,861,704)	51,232,434

Total change in shares	(134,200,155)	115,478,774

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Money Market Fund

		Operations		Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)
Class I Shares
Year Ended December 31, 2012(d)	$1.00	–	–	–	–	$1.00	–	$1,082,651,394	0.30%	–	0.58%
Year Ended December 31, 2011(d)	$1.00	–	–	–	–	$1.00	–	$1,126,659,840	0.26%	–	0.57%
Year Ended December 31, 2010(d)	$1.00	–	–	–	–	$1.00	–	$1,066,297,467	0.31%	–	0.59%
Year Ended December 31, 2009(d)	$1.00	–	–	–	–	$1.00	0.04%	$1,290,121,011	0.53%	0.05%	0.67%
Year Ended December 31, 2008	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.05%	$1,849,909,902	0.59%	2.00%	0.60%

Class II Shares
Year Ended December 31, 2012(d)	$1.00	–	–	–	–	$1.00	–	$217,965,994	0.30%	–	0.83%
Year Ended December 31, 2011(d)	$1.00	–	–	–	–	$1.00	–	$253,713,076	0.26%	–	0.82%
Year Ended December 31, 2010(d)	$1.00	–	–	–	–	$1.00	–	$233,716,674	0.31%	–	0.84%
Period Ended December 31, 2009(d)(e)	$1.00	–	–	–	–	$1.00	0.04%	$295,700,874	0.29%	–	0.86%

Class IV Shares
Year Ended December 31, 2012(d)	$1.00	–	–	–	–	$1.00	–	$60,355,890	0.30%	–	0.58%
Year Ended December 31, 2011(d)	$1.00	–	–	–	–	$1.00	–	$67,251,820	0.26%	–	0.57%
Year Ended December 31, 2010(d)	$1.00	–	–	–	–	$1.00	–	$77,530,878	0.31%	–	0.58%
Year Ended December 31, 2009(d)	$1.00	–	–	–	–	$1.00	0.09%	$90,950,906	0.47%	0.10%	0.71%
Year Ended December 31, 2008	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.15%	$82,903,026	0.50%	2.12%	0.62%

Class V Shares
Year Ended December 31, 2012(d)	$1.00	–	–	–	–	$1.00	–	$496,009,056	0.30%	–	0.53%
Year Ended December 31, 2011(d)	$1.00	–	–	–	–	$1.00	–	$470,690,748	0.26%	–	0.52%
Year Ended December 31, 2010(d)	$1.00	–	–	–	–	$1.00	–	$476,523,940	0.31%	–	0.53%
Year Ended December 31, 2009(d)	$1.00	–	–	–	–	$1.00	0.06%	$523,140,279	0.50%	0.06%	0.60%
Year Ended December 31, 2008	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.14%	$677,242,363	0.51%	2.07%	0.52%

Class Y Shares(f)
Year Ended December 31, 2012(d)	$1.00	–	–	–	–	$1.00	–	$302,321,859	0.30%	–	0.43%
Year Ended December 31, 2011(d)	$1.00	–	–	–	–	$1.00	–	$375,182,576	0.26%	–	0.42%
Year Ended December 31, 2010(d)	$1.00	–	–	–	–	$1.00	–	$323,950,106	0.31%	–	0.42%
Year Ended December 31, 2009(d)	$1.00	–	–	–	–	$1.00	0.09%	$254,794,820	0.49%	0.07%	0.50%
Year Ended December 31, 2008	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.18%	$169,653,030	0.47%	2.19%	0.47%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from December 14, 2009 (commencement of operations) through December 31, 2009.
(f)	Effective May 1, 2008, Class ID Shares were renamed Class Y Shares.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Money Market Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal and Investor Destinations Funds.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

21

Notes to Financial Statements (Continued)

December 31, 2012

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Securities held by the Fund are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. The Fund’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$80,807,281	$—	$80,807,281
Certificates of Deposit	—	166,000,000	—	166,000,000
Commercial Paper	—	1,011,948,612	—	1,011,948,612
Corporate Bonds	—	192,557,579	—	192,557,579
Municipal Bonds	—	121,880,000	—	121,880,000
Mutual Fund	120,739,658	—	—	120,739,658
Repurchase Agreement	—	375,924,000	—	375,924,000
U.S. Treasury Notes	—	80,150,450	—	80,150,450
Total	$120,739,658	$2,029,267,922	$—	$2,150,007,580

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

22

Notes to Financial Statements (Continued)

December 31, 2012

(b)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. For the year ended December 31, 2012, there were no permanent differences. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable,

23

Notes to Financial Statements (Continued)

December 31, 2012

returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Federated Investment Management Company (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.40%
$1 billion up to $2 billion	0.38%
$2 billion up to $5 billion	0.36%
$5 billion and more	0.34%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

24

Notes to Financial Statements (Continued)

December 31, 2012

Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $8,226.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculate at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares, 0.20% of the average daily net assets of Class IV shares, and 0.10% of the average daily net assets of Class V shares of the Fund.

For the year ended December 31, 2012, NFS received $0 in administrative services fees from the Fund.

During the year ended December 31, 2012, NFA voluntarily waived investment advisory fees payable by the Fund in an amount equal to $2,644,341. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Class II shares of the Fund in an amount equal to $567,775. Also, during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Class I, Class II, Class IV, and Class V shares of the Fund in an amount equal to $2,514,272. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by the Fund of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represent that any of these voluntary waivers will be continued or repeated.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

25

Notes to Financial Statements (Continued)

December 31, 2012

5.  Investment Transactions

For the year ended December 31, 2012, the Fund had short-term purchases of $136,034,970 and sales of $234,145,029 of U.S. Government securities.

6.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

7.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

8.  Federal Tax Information

The Fund did not make any distributions for the years ended December 31, 2012 and 2011.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
$38	$—	$38	$(1,533,034)	$—	$(1,532,996)

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,150,007,580	$—	$(—)	$—

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

26

Notes to Financial Statements (Continued)

December 31, 2012

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$1,533,034	2017

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $6,250 to offset capital gains.

9.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Money Market Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

28

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

29

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

30

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

31

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

32

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

33

NVIT Multi-Manager International Growth Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

18	Statement of Assets and Liabilities

20	Statement of Operations

21	Statements of Changes in Net Assets

23	Financial Highlights

24	Notes to Financial Statements

34	Report of Independent Registered Public Accounting Firm

35	Supplemental Information

36	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-IG (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in foreign securities.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Growth funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in derivatives and in stocks of smaller companies and mid-sized companies.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of the other subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser.

The Fund is subject to stock market risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2

Important Disclosures (Continued)

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI All Country World excluding U.S. Growth Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

3

Important Disclosures (Continued)

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of American Century Investment Management, Inc. or Invesco Advisers, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of American Century Investment Management, Inc. or Invesco Advisers, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

December 31, 2012

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Multi-Manager International Growth Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Multi-Manager International Growth Fund (Class Y) returned 15.92% versus 16.67% for its benchmark, the MSCI All Country World excluding U.S. Growth IndexSM. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of International Growth Funds (consisting of 133 funds as of December 31, 2012) was 19.45% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributors to Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the materials, consumer discretionary and utilities sectors.

In terms of individual Fund holdings, Australian biopharmaceutical holding company CSL Ltd. contributed to relative Fund performance. Although CSL’s stock valuation declined during the third quarter of 2012 due to concerns about the company’s margin investments, the stock rebounded during the fourth quarter of 2012 after CSL reported good earnings, thus demonstrating to investors the company’s resilience to margin pressure and the improvement of its asset quality.

Fund holding Ashtead Group plc, an equipment and tool rental specialist based in the United Kingdom, also contributed to relative Fund performance during the reporting period. Ashtead Group experienced strong growth in revenue and earnings, because individuals and companies favored renting over buying. In addition, Ashtead was highly exposed to improving construction trends in the United States.

British apparel and accessories company NEXT plc continued to grow in revenue and was also a contributing Fund holding during the reporting period. Throughout 2012, although NEXT’s sales were in line with expectations, its cost control measures, markdowns and gross margins were all slightly better than expected. Many retailers have experienced difficult times as consumers worry about job security and a squeeze on incomes. NEXT has generally defied the market gloom, helped by its strong online offers, a constant stream of new store openings, and diversification into home wares and overseas markets.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The most significant detractors from Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the financials, energy and consumer staples sectors. In terms of individual Fund holdings, Japanese consumer electronics retailer Yamada Denki Co., Ltd. detracted from relative Fund performance during the reporting period. Yamada Denki’s long-term fundamentals deteriorated as the company increased its focus on non-core home business. The company also suffered from weakening financial results and the risk of continued margin deterioration due to increasing pressure from its competitors.

Fund holding Teva Pharmaceutical Industries Ltd., the Israeli generic drugs manufacturer, also detracted from Fund performance during the reporting period. The company’s shares fell late in 2012 after its new CEO outlined plans to replace revenue from branded generics that will shortly come off patent protection, most notably COPAXONE®, which accounts for 50% of the company’s earnings. The proposed focus on growth through new medicines for central nervous system disorders and respiratory diseases was ill-received by analysts, who were looking for a greater focus on cash returns for shareholders. No increase to the dividend or share buyback program was announced.

In addition, the Fund’s holdings in Nidec Corp., a Japanese global manufacturer of electric motors, disappointed during the reporting period. The company cut revenue and lowered its revenue outlook due to decreased demand.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

American Century Investment Management, Inc.

Portfolio Managers:

Brian Brady and Mark S. Kopinski

Subadviser:

Invesco Advisers, Inc.

Portfolio Managers:

Shuxin Cao, CFA; Matthew Dennis, CFA; Jason Holzer, CFA; Mark Jason; and Clas Olsson

7

Fund Performance	NVIT Multi-Manager International Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	15.92%	1.08%
Class II	15.57%	0.82%
Class III	15.78%	0.98%
Class VI	15.52%	0.72%
Class Y	15.92%	1.14%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio*
Class I	1.07%
Class II	1.32%
Class III	1.07%
Class VI	1.32%
Class Y	0.92%

*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager International Growth Fund since inception through 12/31/12 versus performance of the MSCI All Country World (ACW) excluding U.S. Growth Index(a) and the Consumer Price Index (CPI)(b). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges from 4/1/08 through 12/31/12. One cannot invest directly in a market index.

(a)	The MSCI ACW ex U.S. Growth Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of growth stocks in developed and emerging markets as determined by MSCI; excludes the United States.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban household.

9

Shareholder Expense Example	NVIT Multi-Manager International Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Multi-Manager International Growth Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12- 12/31/12[a]
Class I Shares	Actual	1,000.00	1,111.00	4.83	0.91
	Hypothetical[b]	1,000.00	1,020.56	4.62	0.91
Class II Shares	Actual	1,000.00	1,108.70	6.15	1.16
	Hypothetical[b]	1,000.00	1,019.30	5.89	1.16
Class III Shares	Actual	1,000.00	1,109.50	5.62	1.06
	Hypothetical[b]	1,000.00	1,019.81	5.38	1.06
Class VI Shares	Actual	1,000.00	1,108.20	6.94	1.31
	Hypothetical[b]	1,000.00	1,018.55	6.65	1.31
Class Y Shares	Actual	1,000.00	1,111.00	4.83	0.91
	Hypothetical[b]	1,000.00	1,020.56	4.62	0.91

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 .The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary December 31, 2012	NVIT Multi-Manager International Growth Fund

Asset Allocation †
Common Stocks	91.4%
Mutual Fund	7.5%
Preferred Stock	1.4%
Repurchase Agreement ††	0.0%
Liabilities in excess of other assets	(0.3%)

100.0%

Top Industries †††
Media	8.4%
Oil, Gas & Consumable Fuels	6.4%
Pharmaceuticals	5.0%
Commercial Banks	4.9%
Chemicals	4.1%
Hotels, Restaurants & Leisure	3.0%
Automobiles	2.9%
Tobacco	2.9%
Beverages	2.7%
Machinery	2.7%
Other Industries*	57.0%

100.0%

Top Holdings †††
Fidelity Institutional Money Market Fund —Institutional Class	7.5%
SAP AG	2.0%
Reed Elsevier PLC	2.0%
Compass Group PLC	1.9%
Anheuser-Busch InBev NV	1.8%
Suncor Energy, Inc.	1.6%
Imperial Tobacco Group PLC	1.6%
Brambles Ltd.	1.4%
Volkswagen AG	1.4%
Roche Holding AG	1.4%
Other Holdings*	77.4%

100.0%

Top Countries †††
United Kingdom	15.9%
Switzerland	8.1%
Canada	7.9%
United States	7.6%
Germany	6.5%
Japan	6.2%
France	4.8%
Australia	4.7%
Sweden	4.4%
Hong Kong	3.8%
Other Countries*	30.1%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Multi-Manager International Growth Fund

Common Stocks 91.4%

	Shares	Market Value

AUSTRALIA 4.8%
Beverages 0.2%
Treasury Wine Estates Ltd.	333,719	$1,642,544

Biotechnology 0.9%
CSL Ltd.	133,232	7,521,921

Commercial Services & Supplies 1.4%
Brambles Ltd.	1,582,265	12,546,236

Energy Equipment & Services 0.9%
WorleyParsons Ltd.	318,992	7,857,719

Health Care Equipment & Supplies 0.2%
Ansell Ltd.	83,227	1,333,768

Metals & Mining 1.0%
Atlas Iron Ltd.	773,969	1,481,084
BHP Billiton Ltd.	188,866	7,373,412

		8,854,496

Oil, Gas & Consumable Fuels 0.2%
Oil Search Ltd.	194,785	1,440,448

		41,197,132

AUSTRIA 0.1%
Semiconductors & Semiconductor Equipment 0.1%
AMS AG	7,961	857,356

BELGIUM 1.9%
Beverages 1.8%
Anheuser-Busch InBev NV	180,242	15,696,294

Metals & Mining 0.1%
Umicore SA	19,834	1,098,268

		16,794,562

BRAZIL 2.1%
Commercial Banks 1.4%
Banco Bradesco SA — Preference Shares, ADR	690,479	11,993,620

Diversified Consumer Services 0.4%
Anhanguera Educacional Participacoes SA	132,200	2,232,065
Estacio Participacoes SA	45,100	918,961

		3,151,026

Personal Products 0.2%
Hypermarcas SA*	239,600	1,944,885

Real Estate Management & Development 0.1%
BR Properties SA	107,200	1,335,092

		18,424,623

CANADA 7.9%
Chemicals 1.7%
Agrium, Inc.	65,722	6,550,396
Potash Corp. of Saskatchewan, Inc.	195,788	7,967,727

		14,518,123

Common Stocks (continued)

	Shares	Market Value

CANADA (continued)
Food & Staples Retailing 0.2%
Alimentation Couche-Tard, Inc., Class B	34,039	$1,674,403

Information Technology Services 0.7%
CGI Group, Inc., Class A*	247,729	5,713,183

Insurance 0.8%
Fairfax Financial Holdings Ltd.	19,192	6,917,957

Metals & Mining 0.8%
First Quantum Minerals Ltd.	35,701	786,377
Franco-Nevada Corp.	46,652	2,663,015
Inmet Mining Corp.	27,453	2,042,622
Yamana Gold, Inc.	78,297	1,347,491

		6,839,505

Multiline Retail 0.0%†
Dollarama, Inc.	7,215	427,735

Oil, Gas & Consumable Fuels 2.9%
Canadian Natural Resources Ltd.	165,799	4,773,784
Cenovus Energy, Inc.	191,659	6,414,324
Suncor Energy, Inc.	418,095	13,748,756

		24,936,864

Paper & Forest Products 0.1%
West Fraser Timber Co., Ltd.	18,882	1,329,732

Road & Rail 0.7%
Canadian National Railway Co.	64,356	5,844,252

		68,201,754

CHINA 3.5%
Commercial Banks 1.0%
Industrial & Commercial Bank of China Ltd., H Shares	11,528,000	8,320,643

Communications Equipment 0.1%
AAC Technologies Holdings, Inc.	360,000	1,276,495

Electrical Equipment 0.1%
Zhuzhou CSR Times Electric Co., Ltd., H Shares	232,000	880,517

Internet Software & Services 1.3%
Baidu, Inc., ADR*	115,227	11,556,116

Machinery 0.1%
Lonking Holdings Ltd.(a)	2,133,000	578,926

Oil, Gas & Consumable Fuels 0.6%
CNOOC Ltd.	2,541,000	5,597,856

Real Estate Management & Development 0.3%
Longfor Properties Co., Ltd.	1,084,000	2,155,278

		30,365,831

DENMARK 1.4%
Chemicals 0.2%
Chr Hansen Holding A/S	48,608	1,583,009

12

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Health Care Equipment & Supplies 0.2%
Coloplast A/S, Class B	44,375	$2,176,157

Pharmaceuticals 0.8%
Novo Nordisk A/S, Class B	41,493	6,756,581

Textiles, Apparel & Luxury Goods 0.2%
Pandora A/S	85,924	1,906,329

		12,422,076

FINLAND 0.2%
Machinery 0.2%
Wartsila OYJ Abp	30,161	1,313,085

FRANCE 4.8%
Chemicals 0.2%
Arkema SA	13,193	1,385,246

Commercial Services & Supplies 0.2%
Edenred	47,146	1,458,147

Diversified Telecommunication Services 0.4%
Iliad SA	22,516	3,865,085

Electrical Equipment 0.9%
Schneider Electric SA	112,438	8,235,040

Energy Equipment & Services 0.3%
Technip SA	23,263	2,690,038

Information Technology Services 0.5%
Cap Gemini SA	107,493	4,700,399

Media 1.7%
Eutelsat Communications SA	136,110	4,527,045
Publicis Groupe SA	166,043	9,989,666

		14,516,711

Personal Products 0.6%
L’Oreal SA	34,793	4,841,183

		41,691,849

GERMANY 5.1%
Chemicals 0.2%
Lanxess AG	19,222	1,694,984

Diversified Financial Services 0.6%
Deutsche Boerse AG	90,941	5,576,680

Health Care Providers & Services 0.8%
Fresenius Medical Care AG & Co. KGaA	99,919	6,895,616

Machinery 0.1%
GEA Group AG	14,021	455,903

Media 0.1%
Sky Deutschland AG*	150,515	834,719

Software 2.0%
SAP AG	213,328	17,154,264

Textiles, Apparel & Luxury Goods 1.3%
Adidas AG	125,494	11,200,236

		43,812,402

Common Stocks (continued)

	Shares	Market Value

HONG KONG 3.8%
Automobiles 0.3%
Brilliance China Automotive Holdings Ltd.*	2,186,000	$2,747,119

Construction & Engineering 0.1%
China State Construction International Holdings Ltd.	1,054,000	1,286,579

Hotels, Restaurants & Leisure 0.9%
Galaxy Entertainment Group Ltd.*	1,954,000	7,835,115

Household Durables 0.3%
Man Wah Holdings Ltd.	446,400	377,378
Techtronic Industries Co., Ltd.	1,130,000	2,138,919

		2,516,297

Industrial Conglomerates 0.9%
Hutchison Whampoa Ltd.	735,000	7,788,758

Real Estate Investment Trusts (REITs) 0.2%
Link REIT (The)	282,500	1,414,790

Specialty Retail 0.1%
Hengdeli Holdings Ltd.	2,828,000	1,037,373

Wireless Telecommunication Services 1.0%
China Mobile Ltd.	721,500	8,490,397

		33,116,428

INDIA 0.3%
Consumer Finance 0.1%
Shriram Transport Finance Co., Ltd.	54,047	751,341

Food Products 0.0%†
Tata Global Beverages Ltd.	143,551	421,679

Information Technology Services 0.1%
HCL Technologies Ltd.	88,694	1,007,560

Media 0.1%
Zee Entertainment Enterprises Ltd.	155,820	632,917

		2,813,497

INDONESIA 0.4%
Construction Materials 0.3%
Semen Gresik Persero Tbk PT	1,210,500	1,999,529

Pharmaceuticals 0.1%
Kalbe Farma Tbk PT	9,164,500	1,009,958

		3,009,487

IRELAND 1.9%
Construction Materials 0.2%
James Hardie Industries PLC, CDI	198,982	1,926,514

Life Sciences Tools & Services 0.1%
ICON PLC, ADR*	24,503	680,203

Media 1.2%
UBM PLC	192,640	2,278,234
WPP PLC	545,748	7,972,933

		10,251,167

13

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

IRELAND (continued)
Pharmaceuticals 0.4%
Shire PLC	127,197	$3,912,722

		16,770,606

ISRAEL 1.5%
Pharmaceuticals 1.4%
Teva Pharmaceutical Industries Ltd., ADR	321,899	12,019,709

Semiconductors & Semiconductor Equipment 0.1%
Mellanox Technologies Ltd.*	22,422	1,331,418

		13,351,127

ITALY 0.3%
Auto Components 0.1%
Pirelli & C. SpA	82,842	954,480

Electrical Equipment 0.1%
Prysmian SpA	67,599	1,349,342

Textiles, Apparel & Luxury Goods 0.1%
Salvatore Ferragamo Italia SpA	30,958	685,342

		2,989,164

JAPAN 6.2%
Auto Components 0.6%
Denso Corp.	140,500	4,892,802

Automobiles 1.2%
Fuji Heavy Industries Ltd.	77,000	970,995
Mazda Motor Corp.*	365,000	749,095
Toyota Motor Corp.	182,800	8,536,056

		10,256,146

Building Products 0.2%
Daikin Industries Ltd.	22,300	765,986
LIXIL Group Corp.	55,800	1,244,648

		2,010,634

Chemicals 0.1%
Kansai Paint Co., Ltd.	64,000	689,721

Commercial Banks 0.1%
Seven Bank Ltd.	255,000	672,637

Commercial Services & Supplies 0.2%
Park24 Co., Ltd.	90,600	1,430,840

Construction & Engineering 0.1%
Chiyoda Corp.	25,000	358,129
Toshiba Plant Systems & Services Corp.	47,000	677,144

		1,035,273

Consumer Finance 0.2%
Aeon Credit Service Co., Ltd.	69,800	1,412,368

Electronic Equipment, Instruments & Components 1.2%
Keyence Corp.	35,524	9,851,681
Yokogawa Electric Corp.	84,000	921,081

		10,772,762

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Food Products 0.0%†
Toyo Suisan Kaisha Ltd.	12,000	$319,725

Health Care Equipment & Supplies 0.1%
Sysmex Corp.	22,000	1,013,074

Household Products 0.1%
Pigeon Corp.	8,900	425,925

Internet Software & Services 0.2%
Dena Co., Ltd.	16,500	544,316
Internet Initiative Japan, Inc.	42,800	981,672

		1,525,988

Machinery 1.4%
Ebara Corp.	156,000	656,504
FANUC Corp.	35,800	6,660,576
Komatsu Ltd.	145,100	3,723,324
Makita Corp.	32,400	1,505,121

		12,545,525

Office Electronics 0.3%
Canon, Inc.	73,300	2,841,090

Real Estate Management & Development 0.2%
Daito Trust Construction Co., Ltd.	8,700	822,238
Tokyu Land Corp.	106,000	776,673

		1,598,911

		53,443,421

MEXICO 2.9%
Beverages 0.7%
Fomento Economico Mexicano SAB de CV, ADR	58,604	5,901,423

Media 1.3%
Grupo Televisa SAB, ADR	431,031	11,456,804

Wireless Telecommunication Services 0.9%
America Movil SAB de CV Series L, ADR	340,626	7,882,085

		25,240,312

NETHERLANDS 2.7%
Computers & Peripherals 0.5%
Gemalto NV	47,745	4,309,692

Food Products 1.0%
Unilever NV, CVA	225,727	8,637,126

Oil, Gas & Consumable Fuels 0.9%
Royal Dutch Shell PLC, Class B	229,718	8,195,495

Transportation Infrastructure 0.3%
Koninklijke Vopak NV	36,606	2,587,590

		23,729,903

NORWAY 0.9%
Energy Equipment & Services 0.9%
Aker Solutions ASA	183,911	3,808,547
Fred Olsen Energy ASA	19,639	862,250

14

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

NORWAY (continued)
Energy Equipment & Services (continued)
Petroleum Geo-Services ASA	170,272	$2,965,693

		7,636,490

RUSSIA 0.4%
Oil, Gas & Consumable Fuels 0.4%
Gazprom OAO, ADR	370,695	3,582,934

SINGAPORE 3.0%
Commercial Banks 0.8%
United Overseas Bank Ltd.	407,362	6,682,383

Industrial Conglomerates 1.1%
Keppel Corp., Ltd.	1,035,598	9,456,629

Real Estate Management & Development 0.3%
Global Logistic Properties Ltd.	1,282,000	2,964,900

Semiconductors & Semiconductor Equipment 0.8%
Avago Technologies Ltd.	204,115	6,462,281

		25,566,193

SOUTH AFRICA 0.2%
Insurance 0.1%
Discovery Holdings Ltd.	99,051	730,598

Specialty Retail 0.1%
Mr. Price Group Ltd.	36,387	603,048

		1,333,646

SOUTH KOREA 2.7%
Air Freight & Logistics 0.2%
Hyundai Glovis Co., Ltd.*	7,690	1,600,596

Auto Components 1.2%
Hyundai Mobis*	35,438	9,614,649
Hyundai Wia Corp.*	6,155	1,002,558

		10,617,207

Food Products 0.2%
Orion Corp.*	1,878	1,926,313

Health Care Equipment & Supplies 0.0%†
Osstem Implant Co., Ltd.*	5,662	151,881

Internet Software & Services 0.9%
NHN Corp.*	35,226	7,482,804

Trading Companies & Distributors 0.2%
Daewoo International Corp.*	35,540	1,323,698

		23,102,499

SPAIN 1.3%
Biotechnology 0.3%
Grifols SA*(b)	—	0
Grifols SA*	60,091	2,101,269
Grifols SA, Class B*	3,004	75,734

		2,177,003

Food Products 0.1%
Viscofan SA	22,185	1,256,612

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Information Technology Services 0.9%
Amadeus IT Holding SA, Class A	312,895	$7,907,292

		11,340,907

SWEDEN 4.4%
Commercial Banks 0.8%
Swedbank AB, Class A	355,723	6,988,310

Communications Equipment 0.6%
Telefonaktiebolaget LM Ericsson, Class B	505,074	5,101,879

Diversified Financial Services 1.4%
Investment AB Kinnevik, Class B	211,202	4,417,802
Investor AB, Class B	310,283	8,151,184

		12,568,986

Electronic Equipment, Instruments & Components 0.3%
Hexagon AB, Class B	107,899	2,728,576

Household Durables 0.3%
Electrolux AB Series B	90,275	2,384,565

Household Products 0.1%
Svenska Cellulosa AB, Class B	54,509	1,185,168

Machinery 0.7%
Volvo AB, Class B	422,342	5,823,728

Oil, Gas & Consumable Fuels 0.2%
Lundin Petroleum AB*	75,747	1,752,956

		38,534,168

SWITZERLAND 8.2%
Capital Markets 1.0%
GAM Holding AG*	132,901	1,808,375
Julius Baer Group Ltd.*	195,908	6,974,876

		8,783,251

Chemicals 1.5%
Clariant AG REG*	122,958	1,677,114
Syngenta AG REG	27,458	11,092,657

		12,769,771

Electrical Equipment 0.9%
ABB Ltd. REG*	367,442	7,619,840

Food Products 1.2%
Nestle SA REG	157,495	10,275,521

Machinery 0.2%
OC Oerlikon Corp. AG REG*	111,700	1,272,079

Media 0.7%
Informa PLC	822,873	6,066,257

Pharmaceuticals 2.2%
Novartis AG REG	116,506	7,360,067
Roche Holding AG	59,472	12,024,119

		19,384,186

15

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager International Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Professional Services 0.2%
DKSH Holding AG*	25,300	$1,829,985

Trading Companies & Distributors 0.3%
Wolseley PLC	57,823	2,765,022

		70,765,912

TAIWAN 1.5%
Commercial Banks 0.0%†
First Financial Holding Co., Ltd.	560,000	343,102

Diversified Financial Services 0.1%
Chailease Holding Co., Ltd.*	534,000	1,232,286

Electronic Equipment, Instruments & Components 0.1%
Largan Precision Co., Ltd.	24,000	646,467

Semiconductors & Semiconductor Equipment 1.2%
Novatek Microelectronics Corp.	335,000	1,368,747
Radiant Opto-Electronics Corp.	242,300	1,006,157
Taiwan Semiconductor Manufacturing Co., Ltd.	2,259,629	7,558,031

		9,932,935

Wireless Telecommunication Services 0.1%
Far EasTone Telecommunications Co., Ltd.	275,000	702,179

		12,856,969

THAILAND 0.1%
Transportation Infrastructure 0.1%
Airports of Thailand PCL	178,200	567,884

TURKEY 0.8%
Commercial Banks 0.8%
Akbank TAS	1,473,321	7,310,565

UNITED KINGDOM 16.0%
Capital Markets 0.3%
Aberdeen Asset Management PLC	445,856	2,682,900

Chemicals 0.4%
AZ Electronic Materials SA	75,827	436,273
Croda International PLC	44,320	1,732,249
Johnson Matthey PLC	26,457	1,039,314

		3,207,836

Commercial Services & Supplies 0.3%
Aggreko PLC	15,159	432,616
Babcock International Group PLC	128,512	2,028,565

		2,461,181

Diversified Telecommunication Services 0.2%
Inmarsat PLC	207,663	2,001,666

Health Care Equipment & Supplies 0.9%
Smith & Nephew PLC	669,242	7,397,732

Hotels, Restaurants & Leisure 2.1%
Compass Group PLC	1,374,880	16,320,872
InterContinental Hotels Group PLC	17,144	480,724

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Hotels, Restaurants & Leisure (continued)
Whitbread PLC	44,665	$1,794,841

		18,596,437

Household Durables 0.3%
Persimmon PLC	52,906	694,476
Taylor Wimpey PLC	1,744,289	1,891,997

		2,586,473

Internet & Catalog Retail 0.1%
ASOS PLC*	18,094	798,094

Internet Software & Services 0.2%
Telecity Group PLC	100,216	1,294,232

Machinery 0.2%
Weir Group PLC (The)	45,629	1,410,991

Media 3.4%
British Sky Broadcasting Group PLC	581,483	7,333,900
Pearson PLC	259,606	5,060,125
Reed Elsevier PLC	1,619,015	17,092,996

		29,487,021

Multiline Retail 0.8%
Next PLC	114,432	6,946,305

Multi-Utilities 0.7%
Centrica PLC	1,144,318	6,245,341

Oil, Gas & Consumable Fuels 1.1%
BG Group PLC	589,682	9,835,784

Professional Services 0.2%
Intertek Group PLC	27,572	1,400,567

Semiconductors & Semiconductor Equipment 0.3%
ARM Holdings PLC	234,216	2,957,854

Software 0.1%
Aveva Group PLC	15,079	541,116

Specialty Retail 0.9%
Kingfisher PLC	1,707,834	7,979,982

Tobacco 2.9%
British American Tobacco PLC	231,659	11,776,379
Imperial Tobacco Group PLC	353,413	13,702,378

		25,478,757

Trading Companies & Distributors 0.6%
Ashtead Group PLC	712,840	5,013,709

		138,323,978

UNITED STATES 0.1%
Health Care Providers & Services 0.1%
Catamaran Corp.*	23,523	1,106,269

Total Common Stocks (cost $660,482,744)		791,573,029

16

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager International Growth Fund (Continued)

Preferred Stock 1.4%

	Shares	Market Value

GERMANY 1.4%
Automobiles 1.4%
Volkswagen AG	53,820	$12,348,942

Total Preferred Stock (cost $9,412,941)		12,348,942

Mutual Fund 7.5%
Money Market Fund 7.5%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (c)	65,151,742	65,151,742

Total Mutual Fund (cost $65,151,742)		65,151,742

Repurchase Agreement 0.0%†

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.22%, dated 12/31/12, due 01/02/13, repurchase price $210,003, collateralized by U.S. Government Treasury Securities, 0.00%, maturing 01/03/13 — 12/12/13; total market value $214,200.(d)	$210,000	210,000

Total Repurchase Agreement (cost $210,000)		210,000

Total Investments (cost $735,257,427) (e) — 100.3%		869,283,713

Liabilities in excess of other assets — (0.3)%		(2,755,618)

NET ASSETS — 100.0%		$866,528,095

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2012. The total value of securities on loan at December 31, 2012 was $184,236.

(b)	Fair Valued Security.
(c)	Represents 7-day effective yield as of December 31, 2012.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2012 was $210,000.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB Stock Company
Abp Public Company
ADR American Depositary Receipt
AG Stock Corporation
A/S Minimum Capital Public Traded Company
ASA Stock Corporation
CDI Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA Dutch Certificate
KGaA Limited Partnership with shares
LLC Limited Liability Company
Ltd. Limited
NV Public Traded Company
OAO Joint Stock Company
OYJ Public Traded Company
PCL Public Company Limited
PLC Public Limited Company
REG Registered Shares
REIT Real Estate Investment Trust
SA Stock Company
SAB Public Traded Company
SAB de CV Public Traded Company
SpA Limited Share Company
TAS Joint Stock Company
Tbk PT State Owned Company

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2012

NVIT Multi- Manager International Growth Fund
Assets:
Investments, at value* (cost $735,047,427)	$869,073,713
Repurchase agreement, at value and cost	210,000

Total Investments	869,283,713

Foreign currencies, at value (cost $201,372)	201,332
Dividends receivable	493,796
Security lending income receivable	3,005
Receivable for investments sold	4,112,167
Receivable for capital shares issued	520,376
Reclaims receivable	765,267
Prepaid expenses	1,829

Total Assets	875,381,485

Liabilities:
Payable for investments purchased	6,259,376
Payable for capital shares redeemed	1,616,469
Payable upon return of securities loaned (Note 2)	210,000
Accrued expenses and other payables:
Investment advisory fees	617,599
Fund administration fees	26,787
Distribution fees	34,590
Administrative servicing fees	34,913
Accounting and transfer agent fees	4,767
Deferred capital gain country tax	3,381
Custodian fees	5,099
Professional fees	14,364
Printing fees	23,738
Other	2,307

Total Liabilities	8,853,390

Net Assets	$866,528,095

Represented by:
Capital	$736,642,106
Accumulated undistributed net investment income	4,750,541
Accumulated net realized losses from investment and foreign currency transactions	(8,885,290)
Net unrealized appreciation/(depreciation) from investments†	134,022,905
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(2,167)

Net Assets	$866,528,095

*	Includes value of securities on loan of $184,236 (Note 2).

†	Net of $3,381 of deferred capital gain country tax.

18

Statement of Assets and Liabilities (Continued)

December 31, 2012

NVIT Multi- Manager International Growth Fund
Net Assets:
Class I Shares	$80,739
Class II Shares	10,396
Class III Shares	108,574,741
Class VI Shares	163,124,644
Class Y Shares	594,737,575

Total	$866,528,095

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	8,009
Class II Shares	1,034
Class III Shares	10,792,166
Class VI Shares	16,247,461
Class Y Shares	59,021,528

Total	86,070,198

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.08
Class II Shares	$10.05
Class III Shares	$10.06
Class VI Shares	$10.04
Class Y Shares	$10.08

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Year Ended December 31, 2012

NVIT Multi- Manager International Growth Fund
INVESTMENT INCOME:
Dividend income	$19,547,102
Income from securities lending (Note 2)	55,051
Other income	406
Foreign tax withholding	(1,211,700)

Total Income	18,390,859

EXPENSES:
Investment advisory fees	6,977,086
Fund administration fees	292,175
Distribution fees Class II Shares	24
Distribution fees Class VI Shares	415,726
Administrative servicing fees Class III Shares	162,729
Administrative servicing fees Class VI Shares	249,439
Professional fees	74,646
Printing fees	28,997
Trustee fees	31,620
Custodian fees	30,477
Accounting and transfer agent fees	18,974
Compliance program costs (Note 3)	3,268
Recoupment fees (Note 3)	3,783
Other	25,842

Total expenses before earnings credit	8,314,786

Earnings credit (Note 5)	(66)

Net Expenses	8,314,720

NET INVESTMENT INCOME	10,076,139

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,779,599
Net realized losses from foreign currency transactions (Note 2)	(261,057)

Net realized gains from investment and foreign currency transactions	3,518,542

Net change in unrealized appreciation/(depreciation) from investments†	107,347,260
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	18,126

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	107,365,386

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	110,883,928

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$120,960,067

†	Net of increase in deferred capital gain country tax accrual on unrealized appreciation of $3,381.

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	NVIT Multi-Manager International Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$10,076,139	$11,091,303
Net realized gains from investment and foreign currency transactions	3,518,542	20,989,262
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	107,365,386	(104,081,897)

Change in net assets resulting from operations	120,960,067	(72,001,332)

Distributions to Shareholders From:
Net investment income:
Class I	(585)	(312)
Class II	(51)	(109)
Class III	(630,946)	(1,636,221)
Class VI	(541,730)	(1,988,300)
Class Y	(4,302,736)	(7,113,812)

Change in net assets from shareholder distributions	(5,476,048)	(10,738,754)

Change in net assets from capital transactions	(11,606,512)	113,330,885

Change in net assets	103,877,507	30,590,799

Net Assets:
Beginning of year	762,650,588	732,059,789

End of year	$866,528,095	$762,650,588

Accumulated undistributed net investment income at end of year	$4,750,541	$18,137

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$53,682	$1,321
Dividends reinvested	585	312
Cost of shares redeemed	(1,271)	(1,883)

Total Class I Shares	52,996	(250)

Class II Shares
Proceeds from shares issued	–	–
Dividends reinvested	51	109
Cost of shares redeemed	–	–

Total Class II Shares	51	109

Class III Shares
Proceeds from shares issued	1,989,899	1,887,518
Dividends reinvested	630,946	1,636,221
Cost of shares redeemed	(18,259,970)	(22,493,522)

Total Class III Shares	(15,639,125)	(18,969,783)

Class VI Shares
Proceeds from shares issued	4,426,249	14,364,543
Dividends reinvested	541,730	1,988,300
Cost of shares redeemed	(34,010,197)	(29,323,308)

Total Class VI Shares	(29,042,218)	(12,970,465)

21

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class Y Shares
Proceeds from shares issued	$60,686,448	$173,063,836
Dividends reinvested	4,302,736	7,113,812
Cost of shares redeemed	(31,967,400)	(34,906,374)

Total Class Y Shares	33,021,784	145,271,274

Change in net assets from capital transactions	$(11,606,512)	$113,330,885

SHARE TRANSACTIONS:
Class I Shares
Issued	5,695	147
Reinvested	59	35
Redeemed	(137)	(203)

Total Class I Shares	5,617	(21)

Class II Shares
Issued	–	–
Reinvested	5	11
Redeemed	–	–

Total Class II Shares	5	11

Class III Shares
Issued	209,168	198,787
Reinvested	63,459	180,290
Redeemed	(1,937,963)	(2,328,020)

Total Class III Shares	(1,665,336)	(1,948,943)

Class VI Shares
Issued	482,199	1,716,914
Reinvested	54,632	221,211
Redeemed	(3,604,905)	(3,034,317)

Total Class VI Shares	(3,068,074)	(1,096,192)

Class Y Shares
Issued	6,502,458	18,243,301
Reinvested	432,239	784,927
Redeemed	(3,333,546)	(3,765,584)

Total Class Y Shares	3,601,151	15,262,644

Total change in shares	(1,126,637)	12,217,499

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$8.76	0.11	1.28	1.39	(0.07)	–	(0.07)	–	$10.08	15.92%	$80,739	0.91%	1.20%	0.91%	56.29%
Year Ended December 31, 2011(e)	$9.78	0.14	(1.03)	(0.89)	(0.13)	–	(0.13)	–	$8.76	(9.32)%	$20,958	1.04%	1.47%	1.04%	60.60%
Year Ended December 31, 2010(e)	$8.65	0.09	1.11	1.20	(0.07)	–	(0.07)	–	$9.78	14.14%	$23,605	1.07%	1.02%	1.07%	73.62%
Year Ended December 31, 2009(e)	$6.44	0.09	2.21	2.30	(0.07)	(0.02)	(0.09)	–	$8.65	36.51%	$19,732	0.95%	1.26%	0.95%	68.15%
Period Ended December 31, 2008(e)(f)	$10.00	0.17	(3.72)	(3.55)	(0.01)	–	(0.01)	–	$6.44	(35.51)%	$6,445	0.96%	2.51%	1.22%	66.42%

Class II Shares
Year Ended December 31, 2012(e)	$8.74	0.10	1.26	1.36	(0.05)	–	(0.05)	–	$10.05	15.57%	$10,396	1.16%	1.06%	1.16%	56.29%
Year Ended December 31, 2011(e)	$9.76	0.12	(1.03)	(0.91)	(0.11)	–	(0.11)	–	$8.74	(9.57)%	$8,994	1.28%	1.23%	1.28%	60.60%
Year Ended December 31, 2010(e)	$8.63	0.06	1.12	1.18	(0.05)	–	(0.05)	–	$9.76	13.83%	$9,923	1.32%	0.73%	1.32%	73.62%
Year Ended December 31, 2009(e)	$6.43	0.08	2.20	2.28	(0.06)	(0.02)	(0.08)	–	$8.63	36.34%	$8,736	1.20%	1.14%	1.20%	68.15%
Period Ended December 31, 2008(e)(f)	$10.00	0.15	(3.72)	(3.57)	–	–	–	–	$6.43	(35.70)%	$6,433	1.20%	2.25%	1.46%	66.42%

Class III Shares
Year Ended December 31, 2012(e)	$8.74	0.11	1.27	1.38	(0.06)	–	(0.06)	–	$10.06	15.78%	$108,574,741	1.06%	1.20%	1.06%	56.29%
Year Ended December 31, 2011(e)	$9.76	0.14	(1.03)	(0.89)	(0.13)	–	(0.13)	–	$8.74	(9.37)%	$108,897,973	1.06%	1.49%	1.06%	60.60%
Year Ended December 31, 2010(e)	$8.64	0.09	1.10	1.19	(0.07)	–	(0.07)	–	$9.76	14.04%	$140,613,327	1.09%	1.00%	1.09%	73.62%
Year Ended December 31, 2009(e)	$6.43	0.04	2.26	2.30	(0.07)	(0.02)	(0.09)	–	$8.64	36.46%	$152,134,438	1.08%	0.48%	1.08%	68.15%
Period Ended December 31, 2008(e)(f)	$10.00	0.09	(3.65)	(3.56)	(0.01)	–	(0.01)	–	$6.43	(35.63)%	$9,188,216	1.11%	1.44%	1.14%	66.42%

Class VI Shares
Year Ended December 31, 2012(e)	$8.72	0.09	1.26	1.35	(0.03)	–	(0.03)	–	$10.04	15.52%	$163,124,644	1.31%	0.95%	1.31%	56.29%
Year Ended December 31, 2011(e)	$9.74	0.12	(1.04)	(0.92)	(0.10)	–	(0.10)	–	$8.72	(9.62)%	$168,494,297	1.31%	1.21%	1.31%	60.60%
Year Ended December 31, 2010(e)	$8.62	0.07	1.10	1.17	(0.05)	–	(0.05)	–	$9.74	13.80%	$198,793,414	1.34%	0.76%	1.34%	73.62%
Year Ended December 31, 2009(e)	$6.42	0.07	2.20	2.27	(0.05)	(0.02)	(0.07)	–	$8.62	36.11%	$271,040,423	1.35%	1.02%	1.35%	68.15%
Period Ended December 31, 2008(e)(f)	$10.00	0.07	(3.65)	(3.58)	–	–	–	–	$6.42	(35.80)%	$204,547,667	1.36%	1.18%	1.39%	66.42%

Class Y Shares
Year Ended December 31, 2012(e)	$8.76	0.12	1.27	1.39	(0.07)	–	(0.07)	–	$10.08	15.92%	$594,737,575	0.91%	1.32%	0.91%	56.29%
Year Ended December 31, 2011(e)	$9.78	0.15	(1.03)	(0.88)	(0.14)	–	(0.14)	–	$8.76	(9.20)%	$485,228,366	0.91%	1.55%	0.91%	60.60%
Year Ended December 31, 2010(e)	$8.65	0.09	1.12	1.21	(0.08)	–	(0.08)	–	$9.78	14.26%	$392,619,520	0.93%	0.99%	0.93%	73.62%
Year Ended December 31, 2009(e)	$6.43	0.09	2.22	2.31	(0.07)	(0.02)	(0.09)	–	$8.65	36.71%	$162,330,746	0.95%	1.26%	0.95%	68.15%
Period Ended December 31, 2008(e)(f)	$10.00	0.11	(3.67)	(3.56)	(0.01)	–	(0.01)	–	$6.43	(35.60)%	$46,429,254	0.96%	1.85%	1.10%	66.42%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager International Growth Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of

24

Notes to Financial Statements (Continued)

December 31, 2012

Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

25

Notes to Financial Statements (Continued)

December 31, 2012

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Air Freight & Logistics	$—	$1,600,596	$—	$1,600,596
Auto Components	—	16,464,489	—	16,464,489
Automobiles	—	13,003,265	—	13,003,265
Beverages	5,901,423	17,338,838	—	23,240,261
Biotechnology	—	9,698,923	—	9,698,923
Building Products	—	2,010,634	—	2,010,634
Capital Markets	—	11,466,151	—	11,466,151
Chemicals	14,518,123	21,330,567	—	35,848,690
Commercial Banks	11,993,620	30,317,640	—	42,311,260
Commercial Services & Supplies	—	17,896,404	—	17,896,404
Communications Equipment	—	6,378,374	—	6,378,374
Computers & Peripherals	—	4,309,692	—	4,309,692
Construction & Engineering	—	2,321,852	—	2,321,852
Construction Materials	—	3,926,043	—	3,926,043
Consumer Finance	—	2,163,709	—	2,163,709
Diversified Consumer Services	3,151,026	—	—	3,151,026
Diversified Financial Services	—	19,377,952	—	19,377,952
Diversified Telecommunication Services	—	5,866,751	—	5,866,751
Electrical Equipment	—	18,084,739	—	18,084,739
Electronic Equipment, Instruments & Components	—	14,147,805	—	14,147,805
Energy Equipment & Services	—	18,184,247	—	18,184,247
Food & Staples Retailing	1,674,403	—	—	1,674,403
Food Products	—	22,836,976	—	22,836,976
Health Care Equipment & Supplies	—	12,072,612	—	12,072,612
Health Care Providers & Services	1,106,269	6,895,616	—	8,001,885
Hotels, Restaurants & Leisure	—	26,431,552	—	26,431,552
Household Durables	—	7,487,335	—	7,487,335
Household Products	—	1,611,093	—	1,611,093
Industrial Conglomerates	—	17,245,387	—	17,245,387
Information Technology Services	5,713,183	13,615,251	—	19,328,434
Insurance	6,917,957	730,598	—	7,648,555
Internet & Catalog Retail	—	798,094	—	798,094
Internet Software & Services	11,556,116	10,303,024	—	21,859,140
Life Sciences Tools & Services	680,203	—	—	680,203
Machinery	—	23,400,237	—	23,400,237
Media	11,456,804	61,788,792	—	73,245,596
Metals & Mining	6,839,505	9,952,764	—	16,792,269
Multiline Retail	427,736	6,946,305	—	7,374,041
Multi-Utilities	—	6,245,341	—	6,245,341
Office Electronics	—	2,841,090	—	2,841,090
Oil, Gas & Consumable Fuels	24,936,864	30,405,473	—	55,342,337
Paper & Forest Products	1,329,732	—	—	1,329,732
Personal Products	1,944,885	4,841,183	—	6,786,068
Pharmaceuticals	12,019,709	31,063,447	—	43,083,156
Professional Services	—	3,230,552	—	3,230,552
Real Estate Investment Trusts (REITs)	—	1,414,790	—	1,414,790
Real Estate Management & Development	1,335,092	6,719,089	—	8,054,181
Road & Rail	5,844,252	—	—	5,844,252

26

Notes to Financial Statements (Continued)

December 31, 2012

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$7,793,699	$13,748,145	$—	$21,541,844
Software	—	17,695,380	—	17,695,380
Specialty Retail	—	9,620,403	—	9,620,403
Textiles, Apparel & Luxury Goods	—	13,791,907	—	13,791,907
Tobacco	—	25,478,757	—	25,478,757
Trading Companies & Distributors	—	9,102,429	—	9,102,429
Transportation Infrastructure	—	3,155,474	—	3,155,474
Wireless Telecommunication Services	7,882,085	9,192,576	—	17,074,661
Total Common Stocks	$145,022,686	$646,550,343	$—	$791,573,029
Mutual Fund	65,151,742	—	—	65,151,742
Preferred Stock	—	12,348,942	—	12,348,942
Repurchase Agreement	—	210,000	—	210,000
Total	$210,174,428	$659,109,285	$—	$869,283,713

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

27

Notes to Financial Statements (Continued)

December 31, 2012

(e)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2012, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$ 184,236	$210,000

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses and passive foreign investment company gain/loss on sales. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely

28

Notes to Financial Statements (Continued)

December 31, 2012

than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Invesco Advisors, Inc.
American Century Investment Management, Inc.

From these fees, pursuant to subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.85%
$1 billion and more	0.80%

The Trust and NFA had entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.96% for all share classes until April 30, 2013.

29

Notes to Financial Statements (Continued)

December 31, 2012

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

Pursuant to the Expense Limitation Agreement, for the year ended December 31, 2012, the Fund reimbursed NFA in the amount of $3,783.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $292,175 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $3,268.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class II and Class VI shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class III and Class VI shares of the Fund.

30

Notes to Financial Statements (Continued)

December 31, 2012

For the year ended December 31, 2012, NFS received $412,168 in administrative services fees from the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $4,074 and $5,921, respectively.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $426,496,146 and sales of $438,649,001 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

31

Notes to Financial Statements (Continued)

December 31, 2012

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $6,309 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,476,048	$—	$5,476,048	$—	$5,476,048

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$10,738,754	$—	$10,738,754	$—	$10,738,754

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$7,701,092	$—	$7,701,092	$(5,110,861)	$127,295,758	$129,885,989

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

32

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$741,990,855	$145,882,394	$(18,589,536)	$127,292,858

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$5,110,861	2017

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $814,300 to offset capital gains.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager International Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

34

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 0.10%.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $19,469,083 or $0.2262 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $1,284,419 or $0.0149 per outstanding share.

35

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

36

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

37

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

38

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

39

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

40

NVIT Multi-Manager International Value Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

24	Statement of Assets and Liabilities

26	Statement of Operations

27	Statements of Changes in Net Assets

30	Financial Highlights

31	Notes to Financial Statements

43	Report of Independent Registered Public Accounting Firm

44	Supplemental Information

45	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-IV (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in foreign securities.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Value funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in stocks of smaller companies and mid-sized companies.

Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of the other subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser.

The Fund is subject to stock market risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2

Important Disclosures (Continued)

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility.

Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

3

Important Disclosures (Continued)

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Dimensional Advisors LP or JPMorgan Investment Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Dimensional Advisors LP or JPMorgan Investment Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P

500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Multi-Manager International Value Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Multi-Manager International Value Fund (Class IV) returned 17.16% versus 17.69% for its benchmark, the MSCI EAFE® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of International Value Funds (consisting of 65 funds as of December 31, 2012) was 17.30% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributors to Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s exposures to the telecommunication services, health-care and consumer staples sectors.

In terms of individual Fund holdings, shares of French global banking group BNP Paribas were up for 2012. The European Central Bank confirmed its support of the euro, reducing investors’ fears of a breakup of the eurozone. The Fund’s holdings in Swiss Re AG, a large Swiss reinsurance firm, also contributed to Fund performance relative to the Fund’s benchmark during the reporting period. The company benefited in 2012 as losses due to natural disasters fell by nearly half compared to such losses sustained in 2011. Swiss Re also was helped by a weaker Swiss franc in 2012 as compared to the currency’s value in 2011. Another contributor to Fund performance relative to the Fund’s benchmark during the reporting period was the Fund’s position in Belgian chemical company Solvay SA. The company’s 2011 acquisition of Rhodia proved to be a boon for Solvay as record results for Rhodia’s guar-gum polymer (a gelling agent used in hydraulic fracturing, also known as fracking) served as a major driver of growth. Solvay continued to exploit the restructuring opportunities stemming from the acquisition, generating considerable cost savings in the first half of 2012.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark for the reporting period?

The most significant detractors from Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the industrials, information technology and energy sectors.

Fund holding Repsol S.A., a Spanish integrated oil firm, detracted from Fund performance relative to the Fund’s benchmark during the reporting period. Shares of the company fell as the Argentinean government expropriated its majority ownership in Yacimientos Petrolíferos Fiscales (YPF), the Argentina-based energy company.

Fund holding Canon Inc., the Japanese imaging company, was another poor performer on a relative basis during the reporting period. The vast majority of Canon’s sales are generated outside Japan’s borders; thus, the strong yen and sluggish demand in Europe and the United States created significant challenges for Canon. The geopolitical tensions between Japan and China further exacerbated the situation, and in an effort to compensate, Canon’s management accelerated its cost-cutting efforts while expanding sales into faster-growing emerging markets in 2012. Fund holding GDF SUEZ also disappointed versus the Fund’s benchmark during the reporting period. Shares of this French-based natural gas and electricity supplier fell as demand for electricity and gas was sluggish in a weak Europe, hurting company profits. Given the weak demand, the company struggled to reduce its debt accumulated earlier in the year after acquiring International Power plc in an attempt to reduce its exposure to Europe.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

Dimensional Fund Advisors LP

Portfolio Managers:

Joseph H. Chi, CFA; Stephen A. Clark; Jed S. Fogdall; Henry F. Gray; and Karen Umland, CFA

Subadviser:

JPMorgan Investment Management Inc.

Portfolio Managers:

Jeroen Huysinga, Georgina Perceval Maxwell and Gerd Woort-Menker

7

Fund Performance	NVIT Multi-Manager International Value Fund

Average Annual Total Return1,2

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class I2,3	17.29%	-6.17%	5.54%
Class II2,3	17.05%	-6.41%	5.27%
Class III[2,3]	17.24%	-6.17%	5.52%
Class IV2,3	17.16%	-6.18%	5.51%
Class VI2,3	16.95%	-6.42%	5.26%
Class Y2,3	17.49%	-6.03%	5.59%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

The Fund’s predecessor, the Market Street International Portfolio, commenced operation on November 1, 1991. As of April 28, 2003, the NVIT International Value Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street International Portfolio. At that time the NVIT Multi-Manager International Value Fund took on the performance of the Market Street International Portfolio.

[3]

These returns, until the creation of the Class I, Class II and Class III shares (April 28, 2003), Class VI shares (April 28, 2004) and Class Y shares (March 27, 2008), are based on the performance of the Class IV shares of the Fund (which was based on the performance of the Fund’s predecessor until April 28, 2003). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class I, Class II, Class III, Class VI and Class Y shares would have produced, because all classes of shares invest in the same portfolio of securities. Class II and Class VI share’s annual returns have been restated to reflect the additional fees applicable to Class II and Class VI shares and therefore are lower than those of Class IV. Class Y shares annual returns have not been restated to reflect lower expenses for that class than apply to Class IV shares. For Class III and Class VI shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III and Class VI shares would have been lower.

Expense Ratios

Expense Ratio*
Class I	0.96%
Class II	1.21%
Class III	0.96%
Class IV	0.96%
Class VI	1.21%
Class Y	0.81%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT Multi-Manager International Value Fund versus performance of the MSCI EAFE® Value Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses or sales charges. One can not invest directly in a market index.

(a)

The MSCI EAFE® Value Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of stocks in developed markets outside the United States and Canada that are considered value securities by MSCI; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE Index.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Multi-Manager International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Multi-Manager International Value Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 -12/31/12[a]	Expense Ratio During Period (%) 07/01/12 -12/31/12[a]
Class I Shares	Actual	1,000.00	1,146.90	5.07	0.94
	Hypothetical[b]	1,000.00	1,020.41	4.77	0.94
Class II Shares	Actual	1,000.00	1,145.80	6.42	1.19
	Hypothetical[b]	1,000.00	1,019.15	6.04	1.19
Class III Shares	Actual	1,000.00	1,147.60	5.07	0.94
	Hypothetical[b]	1,000.00	1,020.41	4.77	0.94
Class IV Shares	Actual	1,000.00	1,146.90	5.07	0.94
	Hypothetical[b]	1,000.00	1,020.41	4.77	0.94
Class VI Shares	Actual	1,000.00	1,144.60	6.42	1.19
	Hypothetical[b]	1,000.00	1,019.15	6.04	1.19
Class Y Shares	Actual	1,000.00	1,148.80	4.27	0.79
	Hypothetical[b]	1,000.00	1,021.17	4.01	0.79

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Multi-Manager International Value Fund
December 31, 2012

Asset Allocation †
Common Stocks	97.9%
Repurchase Agreements	2.9%
Mutual Fund	1.1%
Preferred Stock	0.9%
Rights††	0.0%
Liabilities in excess of other assets	(2.8%)

100.0%

Top Industries †††
Commercial Banks	19.1%
Oil, Gas & Consumable Fuels	9.7%
Metals & Mining	6.1%
Insurance	5.7%
Automobiles	4.3%
Pharmaceuticals	3.7%
Capital Markets	3.7%
Wireless Telecommunication Services	3.1%
Diversified Telecommunication Services	3.0%
Chemicals	2.7%
Other Industries *	38.9%

100.0%

Top Holdings †††
HSBC Holdings PLC	2.3%
BNP Paribas SA	2.0%
HSBC Holdings PLC	2.0%
Sanofi	1.7%
BP PLC	1.7%
Royal Dutch Shell PLC, Class A	1.7%
Vodafone Group PLC	1.7%
Mitsubishi UFJ Financial Group, Inc.	1.6%
Eni SpA	1.5%
Vodafone Group PLC	1.4%
Other Holdings *	82.4%

100.0%

Top Countries †††
Japan	19.3%
United Kingdom	18.4%
France	11.9%
Germany	7.4%
Switzerland	5.8%
Canada	5.6%
Netherlands	4.2%
Australia	3.4%
Sweden	2.8%
Hong Kong	2.6%
Other Countries Other Countries*	18.6%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Multi-Manager International Value Fund

Common Stocks 97.9%

	Shares	Market Value

AUSTRALIA 3.5%
Air Freight & Logistics 0.1%
Toll Holdings Ltd.	95,467	$457,567

Airlines 0.0%†
Qantas Airways Ltd.*	164,155	257,053

Beverages 0.1%
Treasury Wine Estates Ltd. (a)	90,625	446,051

Capital Markets 0.2%
Macquarie Group Ltd.	51,450	1,927,370

Chemicals 0.1%
Incitec Pivot Ltd.	240,887	821,275

Commercial Banks 1.0%
Australia & New Zealand Banking Group Ltd.	280,874	7,397,239
Bank of Queensland Ltd. (a)	40,546	312,922
Bendigo and Adelaide Bank Ltd. (a)	62,374	555,637

		8,265,798

Construction Materials 0.1%
Boral Ltd. (a)	107,391	492,758

Food & Staples Retailing 0.8%
Wesfarmers Ltd.	171,221	6,605,904

Food Products 0.0%†
GrainCorp Ltd., Class A	25,385	329,187

Health Care Providers & Services 0.0%†
Primary Health Care Ltd.	5,730	23,905

Hotels, Restaurants & Leisure 0.1%
Echo Entertainment Group Ltd.	115,595	417,490
Tatts Group Ltd.	216,657	682,420

		1,099,910

Insurance 0.2%
QBE Insurance Group Ltd.	6,487	74,328
Suncorp Group Ltd.	189,904	2,027,954

		2,102,282

Media 0.0%†
Fairfax Media Ltd.	312,831	167,180

Metals & Mining 0.2%
Alumina Ltd. (a)	173,639	166,648
Newcrest Mining Ltd.	53,191	1,244,280
OZ Minerals Ltd.	46,597	330,913
Rio Tinto Ltd.	3,844	270,268

		2,012,109

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd.	74,368	148,044

Oil, Gas & Consumable Fuels 0.5%
Caltex Australia Ltd.	19,926	401,900
New Hope Corp., Ltd.	10,015	44,020
Origin Energy Ltd.	183,209	2,252,134
Santos Ltd.	125,500	1,470,439

		4,168,493

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Real Estate Management & Development 0.0%†
Lend Lease Group	6,028	$58,868

Road & Rail 0.1%
Asciano Ltd.	144,259	705,714

Trading Companies & Distributors 0.0%†
Seven Group Holdings Ltd.	15,028	134,036

		30,223,504

AUSTRIA 0.1%
Commercial Banks 0.1%
Erste Group Bank AG*	28,016	890,757
Raiffeisen Bank International AG	1,456	60,568

		951,325

BELGIUM 1.4%
Chemicals 1.0%
Solvay SA	60,442	8,795,037

Commercial Banks 0.1%
KBC Groep NV	13,582	473,363

Diversified Telecommunication Services 0.0%†
Belgacom SA	15,895	467,497

Food & Staples Retailing 0.1%
Delhaize Group SA	19,494	785,195

Insurance 0.1%
Ageas	20,545	607,048

Pharmaceuticals 0.1%
UCB SA	22,635	1,296,722

		12,424,862

CANADA 5.8%
Auto Components 0.1%
Magna International, Inc.	200	10,004
Magna International, Inc.	20,100	1,003,889

		1,013,893

Chemicals 0.0%†
Methanex Corp.	8,496	270,587

Commercial Services & Supplies 0.0%†
Progressive Waste Solutions Ltd.	14,100	304,482

Communications Equipment 0.1%
Research In Motion Ltd. *(a)	29,037	344,462

Energy Equipment & Services 0.1%
Ensign Energy Services, Inc.	17,200	265,773
Precision Drilling Corp.	30,300	250,393

		516,166

Food & Staples Retailing 0.1%
Empire Co., Ltd., Class A	3,800	225,203
George Weston Ltd.	4,100	291,332
Loblaw Cos., Ltd. (a)	12,846	541,503

		1,058,038

12

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

CANADA (continued)
Independent Power Producers & Energy Traders 0.0%†
TransAlta Corp. (a)	16,978	$258,075

Insurance 0.7%
Fairfax Financial Holdings Ltd.	463	166,893
Industrial Alliance Insurance & Financial Services, Inc.	6,272	197,864
Manulife Financial Corp.	242,336	3,291,404
Sun Life Financial, Inc.	77,870	2,064,373

		5,720,534

Media 0.1%
Aimia, Inc.	22,600	337,853
Quebecor, Inc., Class B	5,700	221,593

		559,446

Metals & Mining 2.2%
Agnico-Eagle Mines Ltd.	2,700	141,642
AuRico Gold, Inc.*	16,624	135,984
Barrick Gold Corp.	90,719	3,176,072
Eldorado Gold Corp.	31,685	407,729
First Quantum Minerals Ltd.	139,330	3,068,986
Goldcorp, Inc.	102,182	3,750,079
IAMGOLD Corp.	32,370	370,659
Inmet Mining Corp.	7,400	550,592
Kinross Gold Corp.	177,200	1,720,873
Lundin Mining Corp.*	42,500	218,760
Pan American Silver Corp.	13,200	247,359
Teck Resources Ltd., Class B	93,000	3,379,863
Yamana Gold, Inc. (a)	120,100	2,065,860

		19,234,458

Multiline Retail 0.1%
Canadian Tire Corp., Ltd., Class A	10,900	760,271

Oil, Gas & Consumable Fuels 2.3%
Bonavista Energy Corp.	600	8,939
Cameco Corp. (a)	54,900	1,081,222
Canadian Natural Resources Ltd.	132,767	3,832,983
Encana Corp. (a)	10,755	212,570
Enerplus Corp. (a)	26,735	346,719
Husky Energy, Inc.	53,900	1,593,104
Nexen, Inc.	72,596	1,939,153
Pengrowth Energy Corp.	52,916	263,330
Penn West Petroleum Ltd. (a)	70,404	764,415
PetroBakken Energy Ltd., Class A (a)	11,100	114,381
Suncor Energy, Inc.	251,700	8,276,975
Talisman Energy, Inc.	142,000	1,606,012
Uranium One, Inc.*	63,200	149,311

		20,189,114

Paper & Forest Products 0.0%†
West Fraser Timber Co., Ltd.	2,000	140,847

Thrifts & Mortgage Finance 0.0%†
Genworth MI Canada, Inc. (a)	5,200	118,094

		50,488,467

Common Stocks (continued)

	Shares	Market Value

CHINA 1.8%
Commercial Banks 0.6%
China Construction Bank Corp., H Shares	6,272,000	$5,125,554

Electronic Equipment, Instruments & Components 0.0%†
Foxconn International Holdings Ltd.*	231,000	113,309

Oil, Gas & Consumable Fuels 1.2%
China Shenhua Energy Co. Ltd., H Shares	1,090,000	4,882,457
CNOOC Ltd.	2,423,000	5,337,901

		10,220,358

		15,459,221

DENMARK 1.0%
Beverages 0.3%
Carlsberg A/S, Class B	24,567	2,420,253

Building Products 0.0%†
Rockwool International A/S, Class B	239	26,870

Commercial Banks 0.4%
Danske Bank A/S*	185,087	3,143,549

Construction & Engineering 0.0%†
FLSmidth & Co. A/S	2,321	135,182

Diversified Telecommunication Services 0.0%†
TDC A/S	55,116	390,504

Marine 0.3%
AP Moeller — Maersk A/S, Class A	100	712,230
AP Moeller — Maersk A/S, Class B	268	2,029,472

		2,741,702

Pharmaceuticals 0.0%†
H. Lundbeck A/S	11,001	161,347

		9,019,407

FINLAND 0.7%
Communications Equipment 0.0%†
Nokia OYJ (a)	17,931	70,858

Food & Staples Retailing 0.0%†
Kesko OYJ, Class B	3,616	118,713

Oil, Gas & Consumable Fuels 0.0%†
Neste Oil OYJ	6,682	86,627

Paper & Forest Products 0.7%
Stora Enso OYJ, Class R	116,716	816,942
UPM-Kymmene OYJ	440,512	5,182,511

		5,999,453

		6,275,651

FRANCE 12.3%
Aerospace & Defense 0.6%
European Aeronautic Defence and Space Co. NV	119,133	4,696,368
Thales SA	15,196	529,468

		5,225,836

13

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Air Freight & Logistics 0.0%†
Bollore SA	1,136	$386,928

Auto Components 0.3%
Cie Generale des Etablissements Michelin, Class B	28,824	2,761,884

Automobiles 0.7%
Renault SA	104,548	5,677,792

Building Products 1.0%
Compagnie de Saint-Gobain	197,573	8,484,542

Chemicals 0.0%†
Arkema SA	3,582	376,105

Commercial Banks 2.8%
BNP Paribas SA	311,265	17,720,321
Credit Agricole SA*	77,851	634,024
Natixis	128,574	439,480
Societe Generale SA*	141,799	5,391,544

		24,185,369

Construction & Engineering 0.1%
Bouygues SA	29,166	867,897

Construction Materials 0.7%
Ciments Francais SA	1,063	62,733
Imerys SA	3,831	245,715
Lafarge SA	85,996	5,552,956

		5,861,404

Diversified Telecommunication Services 1.0%
France Telecom SA	321,387	3,565,406
Vivendi SA	225,168	5,092,385

		8,657,791

Electric Utilities 0.1%
Electricite de France SA	41,739	773,445

Electrical Equipment 0.7%
Schneider Electric SA	84,683	6,202,244

Energy Equipment & Services 0.1%
Compagnie Generale de Geophysique-Veritas*	20,800	632,035

Food & Staples Retailing 0.1%
Casino Guichard Perrachon SA	8,574	821,239

Hotels, Restaurants & Leisure 0.6%
Sodexo	62,841	5,309,977

Information Technology Services 0.1%
Cap Gemini SA	21,009	918,671

Insurance 0.5%
AXA SA	244,444	4,389,182
CNP Assurances	5,022	77,302

		4,466,484

Machinery 0.0%†
Vallourec SA	983	51,600

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Media 0.1%
Lagardere SCA	17,071	$574,198

Metals & Mining 0.0%†
Eramet	65	9,634

Multi-Utilities 1.0%
GDF Suez	350,613	7,221,248
Suez Environnement Co.	155,609	1,877,081

		9,098,329

Pharmaceuticals 1.8%
Sanofi	162,848	15,442,850

Trading Companies & Distributors 0.0%†
Rexel SA	12,221	249,953

		107,036,207

GERMANY 6.8%
Airlines 0.1%
Deutsche Lufthansa AG REG	24,115	455,876

Automobiles 1.1%
Daimler AG REG	150,187	8,268,625
Volkswagen AG	4,865	1,055,399

		9,324,024

Capital Markets 0.8%
Deutsche Bank AG REG	157,098	6,911,491

Chemicals 0.8%
BASF SE	74,113	7,008,116

Commercial Banks 0.1%
Commerzbank AG*	381,398	730,665

Construction Materials 0.1%
HeidelbergCement AG	19,997	1,223,651

Diversified Financial Services 0.4%
Deutsche Boerse AG	61,438	3,767,498

Diversified Telecommunication Services 0.6%
Deutsche Telekom AG REG	459,863	5,234,576

Health Care Providers & Services 0.0%†
Celesio AG	11,017	190,825

Insurance 1.3%
Allianz SE REG	78,143	10,892,890
Muenchener Rueckversicherungs AG REG	176	31,773

		10,924,663

Metals & Mining 0.1%
Salzgitter AG	5,214	273,259
ThyssenKrupp AG	40,244	950,264

		1,223,523

Multi-Utilities 0.6%
E.ON SE	264,775	4,966,125
RWE AG	13,469	558,660

		5,524,785

14

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Pharmaceuticals 0.8%
Bayer AG REG	69,280	$6,606,664

		59,126,357

GREECE 0.1%
Beverages 0.1%
Coca Cola Hellenic Bottling Co. SA*	27,607	648,710

GUERNSEY, CHANNEL ISLANDS 0.1%
Insurance 0.1%
Resolution Ltd.	275,939	1,122,641

HONG KONG 2.7%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	123,000	228,460

Hotels, Restaurants & Leisure 0.0%†
Hongkong & Shanghai Hotels (The) (a)	89,000	125,005

Industrial Conglomerates 1.4%
Hopewell Holdings Ltd.	67,500	292,669
Hutchison Whampoa Ltd.	1,093,000	11,582,466

		11,875,135

Marine 0.0%†
Orient Overseas International Ltd.	26,000	171,643

Real Estate Management & Development 1.3%
China Overseas Land & Investment Ltd. (a)	1,176,000	3,575,545
Henderson Land Development Co., Ltd.	171,879	1,230,518
New World Development Co., Ltd.	668,992	1,059,132
Sino Land Co., Ltd.	2,010,000	3,680,600
Wharf Holdings Ltd.	72,000	573,820
Wheelock & Co., Ltd.	157,000	800,872

		10,920,487

Trading Companies & Distributors 0.0%†
Noble Group Ltd.	265,000	256,022

		23,576,752

IRELAND 0.7%
Commercial Banks 0.0%†
Governor & Co. of the Bank of Ireland (The)*	1,639,371	250,591

Media 0.3%
WPP PLC	170,491	2,490,734

Professional Services 0.4%
Experian PLC	190,985	3,078,092

		5,819,417

ISRAEL 0.3%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	990	39,725

Commercial Banks 0.1%
Bank Hapoalim BM*	100,455	430,996
Bank Leumi Le-Israel BM*	192,026	653,623
Israel Discount Bank Ltd., Class A*	132,044	219,343

		1,303,962

Common Stocks (continued)

	Shares	Market Value

ISRAEL (continued)
Oil, Gas & Consumable Fuels 0.0%†
Delek Group Ltd.	34	$8,001
Paz Oil Co., Ltd.*	30	4,494

		12,495

Pharmaceuticals 0.2%
Teva Pharmaceutical Industries Ltd., ADR	44,931	1,677,724

Software 0.0%†
NICE Systems Ltd.*	188	6,297
NICE Systems Ltd., ADR*	2,372	79,414

		85,711

		3,119,617

ITALY 2.5%
Automobiles 0.1%
Fiat SpA* (a)	155,543	783,534

Commercial Banks 0.7%
Banca Monte dei Paschi di Siena SpA* (a)	236,983	70,881
Banco Popolare Societa Cooperativa*	37,162	61,881
Intesa Sanpaolo SpA	2,365,023	4,089,861
UniCredit SpA*	298,954	1,472,185
Unione di Banche Italiane SCPA	112,295	523,642

		6,218,450

Diversified Telecommunication Services 0.2%
Telecom Italia SpA	1,793,808	1,627,102

Food Products 0.0%†
Parmalat SpA	44,553	103,661

Media 0.0%†
Mediaset SpA	95,473	198,350

Oil, Gas & Consumable Fuels 1.5%
Eni SpA	539,921	13,226,718

		22,157,815

JAPAN 19.8%
Air Freight & Logistics 0.3%
Yamato Holdings Co., Ltd.	192,700	2,928,464

Airlines 0.4%
Japan Airlines Co., Ltd.*	74,900	3,219,472

Auto Components 0.4%
Bridgestone Corp.	118,900	3,095,152
NGK Spark Plug Co., Ltd.	5,000	66,607
Nissan Shatai Co., Ltd.	9,000	113,156
NOK Corp.	5,800	90,823
Takata Corp.	400	8,188
Toyoda Gosei Co., Ltd.	8,100	164,647

		3,538,573

Automobiles 1.7%
Honda Motor Co., Ltd.	257,800	9,547,529
Mazda Motor Corp.*	243,000	498,713

15

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Automobiles (continued)
Nissan Motor Co., Ltd.	494,500	$4,692,251
Suzuki Motor Corp.	15,800	413,459
Yamaha Motor Co., Ltd. (a)	6,500	72,005

		15,223,957

Beverages 0.5%
Asahi Group Holdings Ltd.	104,500	2,225,091
Coca-Cola West Co., Ltd.	7,600	117,346
Kirin Holdings Co., Ltd.	163,000	1,917,858

		4,260,295

Building Products 0.2%
Asahi Glass Co., Ltd. (a)	156,000	1,139,049
LIXIL Group Corp.	30,000	669,166
Nippon Sheet Glass Co., Ltd. (a)	103,000	136,181

		1,944,396

Capital Markets 0.4%
Nomura Holdings, Inc.	563,200	3,333,744
SBI Holdings, Inc.	27,960	249,943

		3,583,687

Chemicals 0.5%
Asahi Kasei Corp.	124,000	733,226
Daicel Corp.	36,000	238,188
Denki Kagaku Kogyo KK	60,000	205,427
Kaneka Corp.	35,000	177,088
Lintec Corp.	3,200	59,887
Mitsubishi Chemical Holdings Corp.	208,500	1,038,659
Mitsubishi Gas Chemical Co., Inc.	51,000	312,828
Mitsui Chemicals, Inc.	108,000	281,454
Nippon Shokubai Co., Ltd.	17,000	174,133
Showa Denko KK	86,000	131,445
Sumitomo Chemical Co., Ltd.	180,000	567,259
Teijin Ltd.	124,000	308,804
Tosoh Corp.	63,000	151,579

		4,379,977

Commercial Banks 3.5%
77 Bank Ltd. (The)	44,000	176,288
Bank of Kyoto Ltd. (The)	25,000	211,726
Fukuoka Financial Group, Inc.	103,000	412,491
Gunma Bank Ltd. (The)	51,000	249,520
Hachijuni Bank Ltd. (The)	55,000	275,937
Hiroshima Bank Ltd. (The)	20,000	83,870
Hokuhoku Financial Group, Inc.	78,000	115,096
Iyo Bank Ltd. (The)	31,000	245,735
Mitsubishi UFJ Financial Group, Inc.	2,574,000	13,928,206
Nishi-Nippon City Bank Ltd. (The)	84,000	208,433
Shiga Bank Ltd. (The)	12,000	74,413
Shinsei Bank Ltd.	182,000	364,280
Sumitomo Mitsui Financial Group, Inc.	339,337	12,332,124
Sumitomo Mitsui Trust Holdings, Inc.	503,000	1,772,225
Yamaguchi Financial Group, Inc.	27,000	238,448

		30,688,792

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Commercial Services & Supplies 0.1%
Dai Nippon Printing Co., Ltd.	75,000	$588,108
Toppan Printing Co., Ltd.	75,000	464,934

		1,053,042

Computers & Peripherals 0.5%
Fujitsu Ltd.	826,000	3,464,223
NEC Corp.*	345,000	727,722
Seiko Epson Corp. (a)	17,300	141,111

		4,333,056

Construction & Engineering 0.2%
COMSYS Holdings Corp.	12,800	164,398
Kinden Corp.	17,000	110,786
Obayashi Corp.	86,000	484,878
Shimizu Corp.	78,000	293,211
Taisei Corp.	136,000	452,237

		1,505,510

Consumer Finance 0.0%†
Hitachi Capital Corp.	6,200	127,886

Containers & Packaging 0.0%†
Rengo Co., Ltd.	20,000	101,007
Toyo Seikan Kaisha Ltd.	20,100	270,858

		371,865

Distributors 0.0%†
Canon Marketing Japan, Inc.	7,600	108,907

Diversified Financial Services 0.5%
ORIX Corp. (a)	42,020	4,746,518

Diversified Telecommunication Services 0.5%
Nippon Telegraph & Telephone Corp.	105,900	4,458,705

Electrical Equipment 0.2%
Fuji Electric Co., Ltd.	7,000	17,223
Sumitomo Electric Industries Ltd.	120,100	1,388,215
Ushio, Inc.	10,600	116,236

		1,521,674

Electronic Equipment, Instruments & Components 1.4%
Citizen Holdings Co., Ltd.	20,900	110,403
FUJIFILM Holdings Corp.	72,200	1,452,654
Hitachi Ltd.	1,326,000	7,802,858
Ibiden Co., Ltd.	9,700	155,220
Kyocera Corp.	23,700	2,148,768
Nippon Electric Glass Co., Ltd.	53,000	301,781
TDK Corp. (a)	16,300	593,593

		12,565,277

Food & Staples Retailing 0.1%
Aeon Co., Ltd.	96,800	1,106,281
UNY Co., Ltd.	22,400	165,989

		1,272,270

16

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Food Products 0.2%
House Foods Corp.	8,000	$120,544
MEIJI Holdings Co., Ltd.	9,200	398,983
Nippon Meat Packers, Inc.	23,000	318,826
Nisshin Seifun Group, Inc.	25,000	312,854
Yamazaki Baking Co., Ltd.	13,000	144,855

		1,296,062

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	6,100	238,433
Medipal Holdings Corp.	18,300	202,899
Suzuken Co., Ltd.	8,800	247,923

		689,255

Household Durables 0.7%
Casio Computer Co., Ltd. (a)	29,600	259,806
Panasonic Corp. (a)	343,000	2,096,218
Sekisui House Ltd.	77,000	843,125
Sharp Corp. (a)	154,000	542,516
Sony Corp. (a)	157,700	1,768,678
Sumitomo Forestry Co., Ltd.	16,600	156,960

		5,667,303

Industrial Conglomerates 0.0%†
Nisshinbo Holdings, Inc.	18,000	152,358

Insurance 0.1%
MS&AD Insurance Group Holdings	31,800	634,632

Leisure Equipment & Products 0.0%†
Sankyo Co., Ltd.	4,000	158,720
Yamaha Corp.	19,800	209,996

		368,716

Machinery 0.6%
Amada Co., Ltd.	45,000	292,818
Ebara Corp.	13,000	54,709
Glory Ltd.	1,700	39,398
JTEKT Corp.	29,500	281,236
Mitsubishi Heavy Industries Ltd.	869,000	4,203,552
NTN Corp.	60,000	162,622
Sumitomo Heavy Industries Ltd.	14,000	67,095

		5,101,430

Marine 0.1%
Kawasaki Kisen Kaisha Ltd.*	19,000	29,177
Mitsui OSK Lines Ltd. (a)	152,000	452,800
Nippon Yusen KK	203,000	477,828

		959,805

Media 0.1%
Fuji Media Holdings, Inc.	62	93,711
Hakuhodo DY Holdings, Inc.	2,910	188,310
Nippon Television Network Corp.	6,800	90,901
SKY Perfect JSAT Holdings, Inc.	215	89,788
Tokyo Broadcasting System Holdings, Inc.	4,800	50,621

		513,331

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Metals & Mining 0.7%
Daido Steel Co., Ltd.	22,000	$111,557
JFE Holdings, Inc.	72,700	1,370,151
Kobe Steel Ltd.	331,000	422,928
Mitsubishi Materials Corp.	149,000	509,382
Nippon Steel & Sumitomo Metal Corp.	1,163,995	2,865,958
Nisshin Steel Holdings Co. Ltd.*	8,700	79,333
Sumitomo Metal Mining Co., Ltd.	41,000	578,751
Yamato Kogyo Co., Ltd.	5,300	155,223

		6,093,283

Multiline Retail 0.2%
H2O Retailing Corp.	11,000	102,810
Isetan Mitsukoshi Holdings Ltd.	49,700	486,382
J. Front Retailing Co., Ltd.	60,000	332,542
Marui Group Co., Ltd.	27,900	222,884
Takashimaya Co., Ltd.	33,000	234,831

		1,379,449

Office Electronics 0.9%
Canon, Inc. (a)	169,500	6,569,779
Konica Minolta Holdings, Inc.	63,500	456,967
Ricoh Co., Ltd. (a)	89,000	944,685

		7,971,431

Oil, Gas & Consumable Fuels 0.5%
Cosmo Oil Co., Ltd.	74,000	165,730
Idemitsu Kosan Co., Ltd.	2,900	252,702
INPEX Corp.	343	1,834,487
JX Holdings, Inc.	349,900	1,975,455
Showa Shell Sekiyu KK	23,500	133,110

		4,361,484

Paper & Forest Products 0.0%†
Nippon Paper Group, Inc. (a)	12,400	172,288
Oji Holdings Corp.	56,000	193,164

		365,452

Pharmaceuticals 0.1%
Kyowa Hakko Kirin Co., Ltd.	21,000	207,169
Mitsubishi Tanabe Pharma Corp.	32,600	425,159

		632,328

Real Estate Management & Development 0.6%
Mitsui Fudosan Co., Ltd.	214,000	5,235,100
Tokyo Tatemono Co., Ltd.	7,000	36,057

		5,271,157

Road & Rail 0.2%
Fukuyama Transporting Co., Ltd. (a)	18,000	91,533
Hankyu Hanshin Holdings, Inc.	152,000	785,889
Hitachi Transport System Ltd.	3,900	56,979
Nippon Express Co., Ltd.	112,000	462,811
Seino Holdings Co. Ltd.	19,000	120,538

		1,517,750

17

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Semiconductors & Semiconductor Equipment 0.1%
Rohm Co., Ltd.	12,800	$418,430

Specialty Retail 0.1%
Autobacs Seven Co., Ltd.	3,000	125,770
K’s Holdings Corp.	400	10,182
Yamada Denki Co., Ltd. (a)	10,440	403,517

		539,469

Textiles, Apparel & Luxury Goods 0.0%†
Wacoal Holdings Corp.	14,000	145,467

Tobacco 0.5%
Japan Tobacco, Inc.	145,900	4,121,584

Trading Companies & Distributors 2.5%
Marubeni Corp.	378,000	2,712,241
Mitsubishi Corp.	221,100	4,256,830
Mitsui & Co., Ltd.	486,000	7,284,589
Nagase & Co., Ltd.	13,800	152,906
Sojitz Corp.	156,500	231,391
Sumitomo Corp.	521,900	6,695,874
Toyota Tsusho Corp.	28,200	696,054

		22,029,885

Transportation Infrastructure 0.1%
Kamigumi Co., Ltd.	31,000	247,344
Mitsubishi Logistics Corp.	15,000	215,238

		462,582

		172,524,966

LUXEMBOURG 0.7%
Metals & Mining 0.7%
ArcelorMittal	345,244	6,019,480

NETHERLANDS 4.3%
Chemicals 0.3%
Akzo Nobel NV	41,621	2,755,173
Koninklijke DSM NV	1,375	83,800

		2,838,973

Diversified Financial Services 1.2%
ING Groep NV, CVA*	1,056,090	10,030,723

Food Products 0.5%
Unilever NV, CVA	107,309	4,106,028

Insurance 0.2%
Aegon NV	268,080	1,731,747

Oil, Gas & Consumable Fuels 1.7%
Royal Dutch Shell PLC, Class A	437,798	15,196,054

Semiconductors & Semiconductor Equipment 0.4%
ASML Holding NV	52,006	3,335,334

		37,238,859

Common Stocks (continued)

	Shares	Market Value

NEW ZEALAND 0.0%†
Construction Materials 0.0%†
Fletcher Building Ltd.	57,746	$405,337

NORWAY 1.1%
Commercial Banks 0.1%
DNB ASA	86,155	1,101,204

Diversified Telecommunication Services 0.6%
Telenor ASA	262,517	5,345,327

Energy Equipment & Services 0.1%
Petroleum Geo-Services ASA	18,346	319,539

Food Products 0.1%
Cermaq ASA*	7,037	106,732
Marine Harvest ASA*	403,663	376,038

		482,770

Industrial Conglomerates 0.1%
Orkla ASA	129,663	1,136,306

Insurance 0.0%†
Storebrand ASA*	36,062	176,865

Metals & Mining 0.1%
Norsk Hydro ASA	138,175	701,311

		9,263,322

PORTUGAL 0.1%
Diversified Telecommunication Services 0.1%
Portugal Telecom SGPS SA REG (a)	101,931	507,595

RUSSIA 0.4%
Commercial Banks 0.4%
Sberbank of Russia, ADR	257,116	3,229,377

SINGAPORE 0.4%
Airlines 0.1%
Singapore Airlines Ltd.	88,000	780,520

Electronic Equipment, Instruments & Components 0.0%†
Venture Corp., Ltd.	33,000	218,798

Food Products 0.1%
Golden Agri-Resources Ltd.	999,000	537,613
Indofood Agri Resources Ltd.	39,000	43,102
Wilmar International Ltd.	61,000	168,408

		749,123

Hotels, Restaurants & Leisure 0.0%†
Overseas Union Enterprise Ltd. (a)	42,000	96,302

Marine 0.0%†
Neptune Orient Lines Ltd.* (a)	118,000	112,369

Real Estate Management & Development 0.2%
CapitaLand Ltd.	400,000	1,231,245
Keppel Land Ltd.	93,000	311,481

		1,542,726

		3,499,838

18

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SOUTH AFRICA 0.2%
Diversified Financial Services 0.2%
African Bank Investments Ltd.	424,765	$1,620,950

SOUTH KOREA 0.7%
Semiconductors & Semiconductor Equipment 0.7%
Samsung Electronics Co., Ltd.	4,038	5,801,798

SPAIN 2.5%
Commercial Banks 1.3%
Banco de Sabadell SA* (a)	188,648	493,366
Banco Espanol de Credito SA	11,505	54,525
Banco Popular Espanol SA (a)	569,124	444,844
Banco Santander SA	1,232,573	10,017,132
CaixaBank (a)	111,476	390,507

		11,400,374

Electric Utilities 0.8%
Acciona SA	3,299	246,365
Iberdrola SA	1,179,656	6,588,027

		6,834,392

Independent Power Producers & Energy Traders 0.0%†
EDP Renovaveis SA*	30,257	160,466

Oil, Gas & Consumable Fuels 0.4%
Repsol SA	161,616	3,299,022

		21,694,254

SWEDEN 2.9%
Commercial Banks 1.3%
Nordea Bank AB	659,307	6,341,826
Skandinaviska Enskilda Banken AB, Class A	246,522	2,109,162
Swedbank AB, Class A	133,284	2,618,414

		11,069,402

Communications Equipment 1.2%
Telefonaktiebolaget LM Ericsson, Class A	31,016	304,764
Telefonaktiebolaget LM Ericsson, Class B	1,040,776	10,513,138

		10,817,902

Household Durables 0.1%
Husqvarna AB, Class A	12,546	75,934
Husqvarna AB, Class B	54,938	333,420

		409,354

Household Products 0.2%
Svenska Cellulosa AB, Class A	6,958	150,969
Svenska Cellulosa AB, Class B	75,711	1,646,155

		1,797,124

Metals & Mining 0.1%
Boliden AB	37,181	706,476
SSAB AB, Class A	11,623	102,404
SSAB AB, Class B	586	4,383

		813,263

Pharmaceuticals 0.0%†
Meda AB, Class A	27,934	287,961

		25,195,006

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND 5.9%
Capital Markets 2.2%
Credit Suisse Group AG REG* (a)	420,666	$10,266,930
UBS AG REG*	582,589	9,116,867

		19,383,797

Chemicals 0.0%†
Clariant AG REG*	12,061	164,509
Givaudan SA REG*	63	66,578

		231,087

Construction Materials 0.3%
Holcim Ltd. REG*	38,676	2,848,684

Electric Utilities 0.0%†
Alpiq Holding AG REG*	147	21,100

Electrical Equipment 0.1%
ABB Ltd. REG*	43,906	910,502

Food Products 0.1%
Aryzta AG*	11,373	585,202

Insurance 1.4%
Baloise Holding AG REG	6,242	539,139
Swiss Life Holding AG REG*	543	72,478
Swiss Re AG*	126,399	9,163,779
Zurich Insurance Group AG*	9,785	2,621,969

		12,397,365

Life Sciences Tools & Services 0.1%
Lonza Group AG REG*	6,426	348,200

Machinery 0.1%
Sulzer AG REG	2,638	417,514

Metals & Mining 0.8%
Xstrata PLC	410,619	7,167,686

Pharmaceuticals 0.6%
Roche Holding AG	26,216	5,300,382

Professional Services 0.1%
Adecco SA REG*	19,055	1,009,120

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	94,521	686,178

Textiles, Apparel & Luxury Goods 0.0%†
Swatch Group AG (The) — Bearer Shares	599	303,755

		51,610,572

UNITED KINGDOM 18.9%
Airlines 0.1%
International Consolidated Airlines Group SA*	179,295	543,692

Beverages 0.5%
SABMiller PLC	87,925	4,080,698

Capital Markets 0.1%
Investec PLC	69,168	481,522

19

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Commercial Banks 7.2%
Barclays PLC	2,119,176	$9,205,660
Barclays PLC, ADR (a)	504,159	8,732,034
HSBC Holdings PLC	1,661,459	17,606,103
HSBC Holdings PLC, ADR (a)	394,191	20,919,716
Lloyds Banking Group PLC, ADR*	76,917	246,134
Lloyds Banking Group PLC*	5,528,947	4,405,991
Royal Bank of Scotland Group PLC, ADR* (a)	123,323	1,330,655

		62,446,293

Containers & Packaging 0.0%†
Rexam PLC	49,238	352,308

Energy Equipment & Services 0.1%
Subsea 7 SA	54,451	1,308,583

Food & Staples Retailing 0.1%
J Sainsbury PLC	228,158	1,290,837
WM Morrison Supermarkets PLC	10,817	46,444

		1,337,281

Hotels, Restaurants & Leisure 0.8%
Carnival PLC	41,842	1,624,820
InterContinental Hotels Group PLC	203,684	5,711,375

		7,336,195

Insurance 1.4%
Aviva PLC	456,751	2,826,351
Old Mutual PLC	925,839	2,719,221
Prudential PLC	445,243	6,352,437

		11,898,009

Marine 0.0%†
Stolt-Nielsen Ltd.	4,020	83,181

Media 0.5%
Pearson PLC	217,002	4,229,706

Metals & Mining 1.3%
Anglo American PLC	90,680	2,858,517
Eurasian Natural Resources Corp. PLC	47,663	225,421
Kazakhmys PLC	31,505	407,192
Rio Tinto PLC	126,386	7,371,547
Vedanta Resources PLC	3,395	65,549

		10,928,226

Multi-Utilities 0.5%
Centrica PLC	812,191	4,432,693

Oil, Gas & Consumable Fuels 1.7%
BP PLC, ADR	366,150	15,246,486

Paper & Forest Products 0.0%†
Mondi PLC	34,245	377,994

Pharmaceuticals 0.3%
GlaxoSmithKline PLC	114,539	2,493,778

Specialty Retail 0.9%
Kingfisher PLC	1,622,408	7,580,822

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Tobacco 0.2%
British American Tobacco PLC	39,756	$2,020,995

Transportation Infrastructure 0.0%†
Veripos, Inc.*	4,071	16,115

Wireless Telecommunication Services 3.2%
Vodafone Group PLC, ADR	591,950	14,911,221
Vodafone Group PLC	5,046,684	12,703,844

		27,615,065

		164,809,642

UNITED STATES 0.2%
Media 0.2%
Thomson Reuters Corp. (a)	58,800	1,701,281

Metals & Mining 0.0%†
Sims Metal Management Ltd. (a)	23,132	228,575

		1,929,856

Total Common Stocks (cost $782,528,670)		852,800,805

Preferred Stock 0.9%
GERMANY 0.9%
Automobiles 0.9%
Volkswagen AG	33,490	7,684,246

Total Preferred Stock (cost $5,960,702)		7,684,246

Right 0.0%†

	Number of Rights	Market Value

SPAIN 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring at an exercise price of $2.00 on 1/10/2013* (a)	161,616	98,556

Total Right (cost $ —)		98,556

Mutual Fund 1.1%

	Shares	Market Value

Money Market Fund 1.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (b)	9,470,332	9,470,332

Total Mutual Fund (cost $9,470,332)		9,470,332

20

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager International Value Fund (Continued)

Repurchase Agreements 2.9%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.18%, dated 12/31/12, due 01/02/13, repurchase price $15,000,150, collateralized U.S. Government Agency Mortgage Securities ranging from 0.20% — 6.25%, maturing 01/12/2015 — 05/15/2029; and U.S. Government Treasury Securities, 0.13%, maturing 12/31/14; total market value $15,300,000. (c)	$15,000,000	$15,000,000

Credit Suisse (USA) LLC, 0.22%, dated 12/31/12, due 01/02/13, repurchase price $10,671,981, collateralized by U.S. Government Treasury Securities, 0.00%, maturing 01/03/13 —12/12/13; total market value $10,885,304. (c)	10,671,850	10,671,850

Total Repurchase Agreements (cost $25,671,850)		25,671,850

Total Investments (cost $823,631,554) (d) — 102.8%		895,725,789

Liabilities in excess of other assets — (2.8)%		(24,179,563)

NET ASSETS — 100.0%		$871,546,226

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2012. The total value of securities on loan at December 31, 2012 was $25,767,711, which was collateralized by repurchase agreements with a total value of $25,671,850 and $1,423,217 of collateral in the form of U.S. Treasury Securities, interest rates ranging from 0.25% — 6.38% and maturity dates ranging from 06/30/13-11/15/39, a total value of $27,095,067.

(b)	Represents 7-day effective yield as of December 31, 2012.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2012 was $25,671,850.
(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

BM	Limited Liability

CVA	Dutch Certificate

KK	Joint Stock Company

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

SA	Stock Company

SCA	Limited partnership with share capital

SCPA	Italian consortium joint-stock company

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

21

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager International Value Fund (Continued)

At December 31, 2012, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Goldman Sachs International	2/07/13	(2,645,243)	$(2,731,121)	$(2,739,502)	$(8,381)
Australian Dollar	Deutsche Bank Securities, Inc.	2/07/13	(1,101,067)	(1,140,419)	(1,140,302)	117
British Pound	HSBC Bank PLC	2/07/13	(799,481)	(1,282,716)	(1,298,585)	(15,869)
British Pound	HSBC Bank PLC	2/07/13	(4,643,472)	(7,491,179)	(7,542,322)	(51,143)
British Pound	UBS AG	2/07/13	(8,462,841)	(13,511,349)	(13,746,066)	(234,717)
Canadian Dollar	UBS AG	2/07/13	(2,747,772)	(2,758,807)	(2,760,331)	(1,524)
Euro	UBS AG	2/07/13	(3,348,829)	(4,283,822)	(4,421,677)	(137,855)
Euro	BNP Paribas	2/07/13	(653,892)	(854,630)	(863,376)	(8,746)
Euro	HSBC Bank PLC	2/07/13	(9,301,208)	(12,052,506)	(12,280,990)	(228,484)
Euro	Deutsche Bank Securities, Inc.	2/07/13	(239,609)	(309,294)	(316,372)	(7,078)
Euro	HSBC Bank PLC	2/07/13	(2,617,214)	(3,413,056)	(3,455,677)	(42,621)
Euro	Westpac Banking Corp.	2/07/13	(328,550)	(424,977)	(433,806)	(8,829)
Euro	Citibank NA	2/07/13	(527,432)	(684,042)	(696,402)	(12,360)
Hong Kong Dollar	Societe Generale	2/07/13	(90,777,849)	(11,713,564)	(11,713,750)	(186)
Hong Kong Dollar	HSBC Bank PLC	2/07/13	(12,193,500)	(1,573,431)	(1,573,419)	12
Japanese Yen	Goldman Sachs International	2/07/13	(498,999,299)	(6,234,055)	(5,761,474)	472,581
Japanese Yen	Royal Bank of Canada	2/07/13	(121,392,008)	(1,514,999)	(1,401,599)	113,400
Japanese Yen	HSBC Bank PLC	2/07/13	(159,432,297)	(1,966,799)	(1,840,814)	125,985
Japanese Yen	Westpac Banking Corp.	2/07/13	(141,924,825)	(1,767,452)	(1,638,672)	128,780
Japanese Yen	TD Bank	2/07/13	(251,589,261)	(2,977,670)	(2,904,864)	72,806
Japanese Yen	HSBC Bank PLC	2/07/13	(92,920,866)	(1,131,693)	(1,072,869)	58,824
Japanese Yen	Societe Generale	2/07/13	(358,871,707)	(4,479,407)	(4,143,553)	335,854
Japanese Yen	Credit Suisse International	2/07/13	(134,816,001)	(1,645,317)	(1,556,593)	88,724
Norwegian Krone	BNP Paribas	2/07/13	(12,355,847)	(2,154,079)	(2,220,208)	(66,129)
Swedish Krona	BNP Paribas	2/07/13	(16,485,930)	(2,459,030)	(2,532,898)	(73,868)
Swedish Krona	HSBC Bank PLC	2/07/13	(6,324,409)	(953,693)	(971,682)	(17,989)
Swiss Franc	Credit Suisse International	2/07/13	(1,491,436)	(1,624,865)	(1,631,777)	(6,912)
Swiss Franc	Goldman Sachs International	2/07/13	(1,973,985)	(2,119,579)	(2,159,733)	(40,154)

Total Short Contracts				$(95,253,551)	$(94,819,313)	$434,238

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	State Street Bank and Trust Co.	2/07/13	861,141	$903,914	$891,826	$(12,088)
Australian Dollar	Credit Suisse International	2/07/13	888,900	929,611	920,574	(9,037)
Australian Dollar	Royal Bank of Canada	2/07/13	1,002,433	1,031,976	1,038,153	6,177
Australian Dollar	Westpac Banking Corp.	2/07/13	30,581,145	31,412,280	31,670,854	258,574
British Pound	Credit Suisse International	2/07/13	327,061	527,099	531,240	4,141
British Pound	Morgan Stanley Co., Inc.	2/07/13	5,101,586	8,189,949	8,286,430	96,481
British Pound	UBS AG	2/07/13	327,360	527,378	531,725	4,347
British Pound	TD Bank	2/07/13	749,176	1,219,663	1,216,875	(2,788)
British Pound	Citibank NA	2/07/13	739,211	1,181,730	1,200,689	18,959
British Pound	Credit Suisse International	2/07/13	604,472	972,197	981,835	9,638
British Pound	Credit Suisse International	2/07/13	458,550	742,002	744,816	2,814
Euro	Morgan Stanley Co., Inc.	2/07/13	8,917,188	11,520,472	11,773,943	253,471

22

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager International Value Fund (Continued)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts: (continued)
Euro	Barclays Bank PLC	2/07/13	817,662	$1,052,961	$1,079,613	$26,652
Euro	Goldman Sachs International	2/07/13	602,970	788,319	796,140	7,821
Euro	State Street Bank and Trust Co.	2/07/13	1,713,536	2,188,374	2,262,493	74,119
Japanese Yen	JPMorgan Chase Bank	1/07/13	53,472,000	622,218	617,234	(4,984)
Japanese Yen	JPMorgan Chase Bank	1/08/13	51,561,000	598,933	595,181	(3,752)
Japanese Yen	Societe Generale	2/07/13	78,572,563	977,112	907,203	(69,909)
Japanese Yen	Morgan Stanley Co., Inc.	2/07/13	522,326,869	6,568,860	6,030,815	(538,045)
Japanese Yen	Societe Generale	2/07/13	170,520,885	2,126,302	1,968,844	(157,458)
Singapore Dollar	Westpac Banking Corp.	2/07/13	10,398,074	8,499,880	8,511,569	11,689
Swedish Krona	Barclays Bank PLC	2/07/13	5,562,600	827,865	854,638	26,773
Swedish Krona	BNP Paribas	2/07/13	10,455,000	1,555,144	1,606,306	51,162
Swiss Franc	TD Bank	2/07/13	837,849	922,711	916,689	(6,022)
Swiss Franc	Westpac Banking Corp.	2/07/13	14,814,328	15,729,586	16,208,326	478,740
Swiss Franc	BNP Paribas	2/07/13	833,650	890,707	912,095	21,388

Total Long Contracts				$102,507,243	$103,056,106	$548,863

At December 31, 2012, the Fund’s open forward foreign currency contracts were as follows (Note 2):

Counterparty	Delivery Date	Currency Received		Currency Delivered		Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
UBS AG	2/07/13	628,971	Euro	(505,371)	British Pound	$820,868	$830,471	$9,603
UBS AG	2/07/13	73,213,376	Japanese Yen	(663,405)	Euro	875,937	845,326	(30,611)
Westpac Banking Corp.	2/07/13	68,568,510	Japanese Yen	(646,038)	Euro	853,006	791,696	(61,310)
Westpac Banking Corp.	2/07/13	71,004,481	Japanese Yen	(663,816)	Euro	876,480	819,822	(56,658)
Royal Bank of Canada	2/07/13	81,052,112	Japanese Yen	(805,434)	Euro	1,063,467	935,832	(127,635)
BNP Paribas	2/07/13	71,481,047	Japanese Yen	(688,879)	Euro	909,571	825,324	(84,247)
Citibank NA	2/07/13	1,149,371	British Pound	(14,225,179)	Hong Kong Dollar	1,835,582	1,866,906	31,324
Royal Bank of Canada	2/07/13	10,315,617	Swedish Krona	(123,351,058)	Japanese Yen	1,424,218	1,584,891	160,673
Credit Suisse International	2/07/13	2,921,968	British Pound	(4,357,624)	Swiss Franc	4,767,667	4,746,108	(21,559)
Societe Generale	2/07/13	119,194,973	Japanese Yen	(1,347,165)	Swiss Franc	1,473,930	1,376,232	(97,698)
UBS AG	2/07/13	17,847,475	Norwegian Krone	(2,932,064)	Swiss Franc	3,207,965	3,206,993	(972)
UBS AG	2/07/13	11,334,045	Swedish Krona	(1,584,899)	Swiss Franc	1,734,035	1,741,362	7,327

						$19,842,726	$19,570,963	$(271,763)

The accompanying notes are an integral part of these financial statements.

23

Statement of Assets and Liabilities

December 31, 2012

NVIT Multi- Manager International Value Fund
Assets:
Investments, at value *(cost $797,959,704)	$870,053,939
Repurchase agreements, at value and cost	25,671,850

Total Investments	895,725,789

Cash	849,869
Foreign currencies, at value (cost $490,130)	490,630
Dividends receivable	1,031,669
Security lending income receivable	23,082
Receivable for investments sold	1,189,376
Receivable for capital shares issued	804,964
Reclaims receivable	355,633
Unrealized appreciation on forward foreign currency contracts (Note 2)	2,958,956
Prepaid expenses	1,813

Total Assets	903,431,781

Liabilities:
Payable for investments purchased	2,701,285
Payable for capital shares redeemed	642,887
Unrealized depreciation on forward foreign currency contracts (Note 2)	2,247,618
Payable upon return of securities loaned (Note 2)	25,671,850
Accrued expenses and other payables:
Investment advisory fees	514,855
Fund administration fees	26,397
Distribution fees	13,076
Administrative servicing fees	18,023
Accounting and transfer agent fees	9,569
Custodian fees	5,341
Professional fees	18,162
Printing fees	13,947
Other	2,545

Total Liabilities	31,885,555

Net Assets	$871,546,226

Represented by:
Capital	$993,103,278
Accumulated undistributed net investment income	19,858,679
Accumulated net realized losses from investment, futures, forward and foreign currency transactions	(214,247,161)
Net unrealized appreciation/(depreciation) from investments†	72,094,235
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	711,338
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	25,857

Net Assets	$871,546,226

*	Includes value of securities on loan of $25,767,711 (Note 2).
†	Net of $18,426 of deferred capital gains tax.

24

Statement of Assets and Liabilities (Continued)

December 31, 2012

NVIT Multi- Manager International Value Fund

Net Assets:
Class I Shares	$823,811
Class II Shares	519,568
Class III Shares	37,634,437
Class IV Shares	14,474,909
Class VI Shares	62,350,714
Class Y Shares	755,742,787

Total	$871,546,226

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	84,230
Class II Shares	53,299
Class III Shares	3,864,508
Class IV Shares	1,480,841
Class VI Shares	6,438,926
Class Y Shares	77,377,952

Total	89,299,756

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.78
Class II Shares	$9.75
Class III Shares	$9.74
Class IV Shares	$9.77
Class VI Shares	$9.68
Class Y Shares	$9.77

The accompanying notes are an integral part of these financial statements.

25

Statement of Operations

For the Year Ended December 31, 2012

NVIT Multi- Manager International Value Fund
INVESTMENT INCOME:
Dividend income	$31,647,941
Income from securities lending (Note 2)	1,173,112
Other income	396
Foreign tax withholding	(2,095,861)

Total Income	30,725,588

EXPENSES:
Investment advisory fees	5,806,437
Fund administration fees	287,016
Distribution fees Class II Shares	1,303
Distribution fees Class VI Shares	146,722
Administrative servicing fees Class I Shares	1,177
Administrative servicing fees Class II Shares	782
Administrative servicing fees Class III Shares	55,631
Administrative servicing fees Class IV Shares	23,098
Administrative servicing fees Class VI Shares	88,034
Professional fees	78,091
Printing fees	43,576
Trustee fees	31,275
Custodian fees	32,458
Accounting and transfer agent fees	34,739
Compliance program costs (Note 3)	2,995
Other	24,243

Total expenses before earnings credit and fees waived	6,657,577

Earnings credit (Note 5)	(589)
Investment advisory fees waived (Note 3)	(120,469)

Net Expenses	6,536,519

NET INVESTMENT INCOME	24,189,069

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(38,645,033)
Net realized gains from futures transactions (Note 2)	696,086
Net realized losses from forward and foreign currency transactions (Note 2)	(110,581)

Net realized losses from investment, futures, forward and foreign currency transactions	(38,059,528)

Net change in unrealized appreciation/(depreciation) from investments	142,353,849
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	728,360
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	8,701

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	143,090,910

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	105,031,382

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$129,220,451

The accompanying notes are an integral part of these financial statements.

26

Statements of Changes in Net Assets

	NVIT Multi-Manager International Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$24,189,069	$15,144,423
Net realized losses from investment, futures, forward and foreign currency transactions	(38,059,528)	(11,889,374)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	143,090,910	(108,105,873)

Change in net assets resulting from operations	129,220,451	(104,850,824)

Distributions to Shareholders From:
Net investment income:
Class I	(3,086)	(17,014)
Class II	(615)	(10,729)
Class III	(144,004)	(819,728)
Class IV	(52,445)	(349,871)
Class VI	(94,000)	(1,060,442)
Class Y	(3,897,592)	(12,686,637)

Change in net assets from shareholder distributions	(4,191,742)	(14,944,421)

Change in net assets from capital transactions	39,052,004	307,069,838

Change in net assets	164,080,713	187,274,593

Net Assets:
Beginning of year	707,465,513	520,190,920

End of year	$871,546,226	$707,465,513

Accumulated undistributed (distributions in excess of) net investment income at end of year	$19,858,679	$(535,689)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$372	$77
Dividends reinvested	3,086	17,014
Cost of shares redeemed	(68,715)	(243,318)

Total Class I Shares	(65,257)	(226,227)

Class II Shares
Proceeds from shares issued	23	22
Dividends reinvested	615	10,729
Cost of shares redeemed	(128,895)	(209,971)

Total Class II Shares	(128,257)	(199,220)

Class III Shares
Proceeds from shares issued	3,839,846	3,673,060
Dividends reinvested	144,004	819,728
Cost of shares redeemed	(8,810,813)	(9,607,473)

Total Class III Shares	(4,826,963)	(5,114,685)

Class IV Shares
Proceeds from shares issued	90,371	254,975
Dividends reinvested	52,445	349,871
Cost of shares redeemed	(3,729,514)	(5,393,205)

Total Class IV Shares	(3,586,698)	(4,788,359)

27

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class VI Shares
Proceeds from shares issued	$7,752,924	$10,565,766
Dividends reinvested	94,000	1,060,442
Cost of shares redeemed	(8,667,211)	(6,070,400)

Total Class VI Shares	(820,287)	5,555,808

Class Y Shares
Proceeds from shares issued	99,680,513	307,122,586
Dividends reinvested	3,897,592	12,686,637
Cost of shares redeemed	(55,098,639)	(7,966,702)

Total Class Y Shares	48,479,466	311,842,521

Change in net assets from capital transactions	$39,052,004	$307,069,838

SHARE TRANSACTIONS:
Class I Shares
Issued	39	6
Reinvested	323	1,972
Redeemed	(7,786)	(24,509)

Total Class I Shares	(7,424)	(22,531)

Class II Shares
Issued	2	1
Reinvested	65	1,240
Redeemed	(14,132)	(21,192)

Total Class II Shares	(14,065)	(19,951)

Class III Shares
Issued	434,774	387,672
Reinvested	15,127	95,544
Redeemed	(996,605)	(983,277)

Total Class III Shares	(546,704)	(500,061)

Class IV Shares
Issued	10,016	27,391
Reinvested	5,491	40,598
Redeemed	(418,875)	(537,412)

Total Class IV Shares	(403,368)	(469,423)

Class VI Shares
Issued	870,065	1,196,034
Reinvested	9,936	124,353
Redeemed	(996,603)	(637,321)

Total Class VI Shares	(116,602)	683,066

28

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager International Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS: (continued)
Class Y Shares
Issued	11,348,827	33,137,410
Reinvested	408,552	1,491,219
Redeemed	(6,059,537)	(832,795)

Total Class Y Shares	5,697,842	33,795,834

Total change in shares	4,609,679	33,466,934

The accompanying notes are an integral part of these financial statements.

29

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager International Value Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$8.37	0.27	1.18	1.45	(0.04)	–	–	(0.04)	–	$9.78	17.29%	$823,811	0.93%	2.97%	0.95%	68.36%
Year Ended December 31, 2011(e)	$10.18	0.25	(1.87)	(1.62)	(0.19)	–	–	(0.19)	–	$8.37	(16.24)%	$767,343	0.94%	2.56%	0.95%	53.15%
Year Ended December 31, 2010(e)	$9.83	0.17	0.40	0.57	(0.22)	–	–	(0.22)	–	$10.18	6.19%	$1,162,118	0.99%	1.74%	0.99%	51.74%
Year Ended December 31, 2009(e)	$7.73	0.20	2.08	2.28	(0.18)	–	–	(0.18)	–	$9.83	29.86%	$1,395,791	1.03%	2.37%	1.03%	103.22%
Year Ended December 31, 2008(e)	$17.48	0.41	(7.81)	(7.40)	(0.15)	(2.10)	(0.10)	(2.35)	–	$7.73	(46.31)%	$1,268,226	1.04%	2.99%	1.04%	114.10%

Class II Shares
Year Ended December 31, 2012(e)	$8.34	0.24	1.18	1.42	(0.01)	–	–	(0.01)	–	$9.75	17.05%	$519,568	1.18%	2.70%	1.20%	68.36%
Year Ended December 31, 2011(e)	$10.13	0.23	(1.86)	(1.63)	(0.16)	–	–	(0.16)	–	$8.34	(16.41)%	$562,055	1.19%	2.32%	1.20%	53.15%
Year Ended December 31, 2010(e)	$9.79	0.14	0.40	0.54	(0.20)	–	–	(0.20)	–	$10.13	5.89%	$884,879	1.24%	1.52%	1.24%	51.74%
Year Ended December 31, 2009(e)	$7.70	0.18	2.07	2.25	(0.16)	–	–	(0.16)	–	$9.79	29.51%	$1,035,457	1.28%	2.16%	1.28%	103.22%
Year Ended December 31, 2008(e)	$17.44	0.38	(7.80)	(7.42)	(0.13)	(2.10)	(0.09)	(2.32)	–	$7.70	(46.48)%	$1,066,596	1.30%	2.78%	1.30%	114.10%

Class III Shares
Year Ended December 31, 2012(e)	$8.34	0.27	1.17	1.44	(0.04)	–	–	(0.04)	–	$9.74	17.24%	$37,634,437	0.93%	2.98%	0.95%	68.36%
Year Ended December 31, 2011(e)	$10.14	0.25	(1.86)	(1.61)	(0.19)	–	–	(0.19)	–	$8.34	(16.11)%	$36,772,087	0.94%	2.55%	0.95%	53.15%
Year Ended December 31, 2010(e)	$9.79	0.16	0.41	0.57	(0.22)	–	–	(0.22)	–	$10.14	6.11%	$49,781,801	0.99%	1.74%	0.99%	51.74%
Year Ended December 31, 2009(e)	$7.70	0.20	2.07	2.27	(0.18)	–	–	(0.18)	–	$9.79	29.84%	$54,613,978	1.03%	2.42%	1.03%	103.22%
Year Ended December 31, 2008(e)	$17.43	0.42	(7.80)	(7.38)	(0.15)	(2.10)	(0.10)	(2.35)	–	$7.70	(46.33)%	$56,117,809	1.04%	3.01%	1.04%	114.10%

Class IV Shares
Year Ended December 31, 2012(e)	$8.37	0.27	1.17	1.44	(0.04)	–	–	(0.04)	–	$9.77	17.16%	$14,474,909	0.93%	3.00%	0.95%	68.36%
Year Ended December 31, 2011(e)	$10.17	0.25	(1.86)	(1.61)	(0.19)	–	–	(0.19)	–	$8.37	(16.16)%	$15,762,492	0.94%	2.55%	0.95%	53.15%
Year Ended December 31, 2010(e)	$9.82	0.17	0.40	0.57	(0.22)	–	–	(0.22)	–	$10.17	6.19%	$23,937,112	0.99%	1.77%	0.99%	51.74%
Year Ended December 31, 2009(e)	$7.72	0.20	2.08	2.28	(0.18)	–	–	(0.18)	–	$9.82	29.89%	$26,722,773	1.03%	2.40%	1.03%	103.22%
Year Ended December 31, 2008(e)	$17.47	0.41	(7.81)	(7.40)	(0.15)	(2.10)	(0.10)	(2.35)	–	$7.72	(46.35)%	$25,538,325	1.04%	3.01%	1.04%	114.10%

Class VI Shares
Year Ended December 31, 2012(e)	$8.29	0.24	1.16	1.40	(0.01)	–	–	(0.01)	–	$9.68	16.95%	$62,350,714	1.18%	2.72%	1.20%	68.36%
Year Ended December 31, 2011(e)	$10.08	0.22	(1.84)	(1.62)	(0.17)	–	–	(0.17)	–	$8.29	(16.40)%	$54,349,211	1.19%	2.25%	1.20%	53.15%
Year Ended December 31, 2010(e)	$9.75	0.14	0.40	0.54	(0.21)	–	–	(0.21)	–	$10.08	5.85%	$59,211,692	1.23%	1.45%	1.23%	51.74%
Year Ended December 31, 2009(e)	$7.67	0.21	2.03	2.24	(0.16)	–	–	(0.16)	–	$9.75	29.49%	$46,170,735	1.29%	2.78%	1.29%	103.22%
Year Ended December 31, 2008(e)	$17.38	0.34	(7.73)	(7.39)	(0.13)	(2.10)	(0.09)	(2.32)	–	$7.67	(46.45)%	$122,577,295	1.30%	2.70%	1.30%	114.10%

Class Y Shares
Year Ended December 31, 2012(e)	$8.36	0.28	1.18	1.46	(0.05)	–	–	(0.05)	–	$9.77	17.49%	$755,742,787	0.78%	3.08%	0.80%	68.36%
Year Ended December 31, 2011(e)	$10.17	0.24	(1.85)	(1.61)	(0.20)	–	–	(0.20)	–	$8.36	(16.10)%	$599,252,325	0.80%	2.55%	0.81%	53.15%
Year Ended December 31, 2010(e)	$9.82	0.17	0.41	0.58	(0.23)	–	–	(0.23)	–	$10.17	6.32%	$385,213,318	0.83%	1.75%	0.83%	51.74%
Year Ended December 31, 2009(e)	$7.72	0.20	2.09	2.29	(0.19)	–	–	(0.19)	–	$9.82	30.09%	$161,542,762	0.87%	2.38%	0.87%	103.22%
Period Ended December 31, 2008(e)(f)	$15.84	0.25	(6.00)	(5.75)	(0.17)	(2.10)	(0.10)	(2.37)	–	$7.72	(40.66)%	$46,396,242	0.96%	1.54%	0.96%	114.10%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

30

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012 the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager International Value Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such

31

Notes to Financial Statements (Continued)

December 31, 2012

price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

32

Notes to Financial Statements (Continued)

December 31, 2012

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$5,265,561	$—	$5,265,561
Air Freight & Logistics	—	3,772,959	—	3,772,959
Airlines	—	5,485,073	—	5,485,073
Auto Components	1,013,893	6,300,457	—	7,314,350
Automobiles	—	31,009,307	—	31,009,307
Beverages	—	11,856,007	—	11,856,007
Building Products	—	10,455,808	—	10,455,808
Capital Markets	—	32,287,867	—	32,287,867
Chemicals	270,587	24,450,570	—	24,721,157
Commercial Banks	34,457,916	136,126,152	—	170,584,068
Commercial Services & Supplies	304,482	1,053,042	—	1,357,524
Communications Equipment	344,462	10,888,760	—	11,233,222
Computers & Peripherals	—	4,333,056	—	4,333,056
Construction & Engineering	—	2,508,589	—	2,508,589
Construction Materials	—	10,831,834	—	10,831,834
Consumer Finance	—	127,886	—	127,886
Containers & Packaging	—	724,173	—	724,173
Distributors	—	108,907	—	108,907
Diversified Financial Services	—	20,165,689	—	20,165,689
Diversified Telecommunication Services	—	26,689,097	—	26,689,097
Electric Utilities	—	7,628,937	—	7,628,937
Electrical Equipment	—	8,634,420	—	8,634,420
Electronic Equipment, Instruments & Components	—	12,897,384	—	12,897,384
Energy Equipment & Services	516,166	2,260,157	—	2,776,323
Food & Staples Retailing	1,058,038	10,940,602	—	11,998,640
Food Products	—	7,652,033	—	7,652,033
Health Care Providers & Services	—	903,985	—	903,985
Hotels, Restaurants & Leisure	—	13,967,389	—	13,967,389
Household Durables	—	6,076,657	—	6,076,657
Household Products	—	1,797,124	—	1,797,124
Independent Power Producers & Energy Traders	258,075	160,466	—	418,541
Industrial Conglomerates	—	13,163,799	—	13,163,799
Information Technology Services	—	918,671	—	918,671
Insurance	5,720,534	46,061,736	—	51,782,270
Leisure Equipment & Products	—	368,716	—	368,716
Life Sciences Tools & Services	—	348,200	—	348,200
Machinery	—	5,570,544	—	5,570,544
Marine	—	4,068,700	—	4,068,700
Media	2,260,727	8,173,499	—	10,434,226
Metals & Mining	19,234,458	35,197,090	—	54,431,548
Multiline Retail	760,271	1,527,493	—	2,287,764
Multi-Utilities	—	19,055,807	—	19,055,807
Office Electronics	—	7,971,431	—	7,971,431
Oil, Gas & Consumable Fuels	35,435,600	50,571,251	—	86,006,851
Paper & Forest Products	140,847	6,742,899	—	6,883,746
Pharmaceuticals	1,677,724	32,222,032	—	33,899,756
Professional Services	—	4,087,212	—	4,087,212
Real Estate Management & Development	—	17,793,238	—	17,793,238

33

Notes to Financial Statements (Continued)

December 31, 2012

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Road & Rail	$—	$2,223,464	$—	$2,223,464
Semiconductors & Semiconductor Equipment	—	10,241,740	—	10,241,740
Software	79,414	6,297	—	85,711
Specialty Retail	—	8,120,291	—	8,120,291
Textiles, Apparel & Luxury Goods	—	449,222	—	449,222
Thrifts & Mortgage Finance	118,094	—	—	118,094
Tobacco	—	6,142,579	—	6,142,579
Trading Companies & Distributors	—	22,669,896	—	22,669,896
Transportation Infrastructure	—	478,697	—	478,697
Wireless Telecommunication Services	14,911,221	12,703,844	—	27,615,065
Total Common Stocks	$118,562,509	$734,238,296	$—	$852,800,805
Forward Foreign Currency Contracts	—	2,958,956	—	2,958,956
Mutual Fund	9,470,332	—	—	9,470,332
Preferred Stock	—	7,684,246	—	7,684,246
Repurchase Agreements	—	25,671,850	—	25,671,850
Right	—	98,556	—	98,556
Total Assets	$128,032,841	$770,651,904	$—	$898,684,745
Liabilities:
Forward Foreign Currency Contracts	—	(2,247,618)	—	(2,247,618)
Total Liabilities	$—	$(2,247,618)	$—	$(2,247,618)
Total	$128,032,841	$768,404,286	$—	$896,437,127

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

34

Notes to Financial Statements (Continued)

December 31, 2012

The Fund’s forward foreign currency contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) on forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(d)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

At December 31, 2012, the Fund had no open futures contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2012:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2012

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts Currency risk	Unrealized appreciation on forward foreign currency contracts	$2,958,956
Total		$2,958,956
Liabilities:
Forward Foreign Currency Contracts Currency risk	Unrealized depreciation on forward foreign currency contracts	$2,247,618
Total		$2,247,618

35

Notes to Financial Statements (Continued)

December 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2012

Realized Gain/(Loss):	Total
Futures Contracts Equity risk	$696,086
Forward Foreign Currency Contracts Currency risk	490,644
Total	$1,186,730

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2012

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts Currency risk	$728,360
Total	$728,360

The table below discloses the volume of the Fund’s futures contracts activity during the year ended December 31, 2012.

Futures Contracts
Average Notional Balance*	$12,944,612
Ending Notional Balance	$—

*	For the months February 2012 through March 2012, July 2012, and October 2012 through November 2012.

(e)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of

36

Notes to Financial Statements (Continued)

December 31, 2012

the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2012, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$25,767,711	$27,095,067	*

*	Includes $1,423,217 of collateral in the form of U.S. Treasury securities, interest rates ranging from 0.25% to 6.38% and maturity dates ranging from 06/30/13 to 11/15/39.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses, passive foreign investment company gain/loss on sales, reclassification of consent fees, and realized Thai capital gains tax. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax

37

Notes to Financial Statements (Continued)

December 31, 2012

liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
JPMorgan Investment Management Inc.
Dimensional Fund Advisors LP (a)
AllianceBernstein L.P. (b)

(a)	Effective January 10, 2012, Dimensional Fund Advisors LP was appointed as a subadviser to the Fund.

(b)	Effective January 10, 2012, AllianceBernstein L.P. was terminated and ceased serving as a subadviser to the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.75%
$500 million up to $2 billion	0.70%
$2 billion and more	0.65%

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $120,469, for which NFA shall not be entitled to later seek recoupment.

38

Notes to Financial Statements (Continued)

December 31, 2012

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $287,016 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012 the Fund’s portion of such costs amounted to $2,995.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective Class of the Fund at an annual rate of 0.25% of Class II and Class VI shares of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, Class III, and Class VI shares and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2012, NFS received $168,722 in administrative services fees from the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $13,977 and $5,985, respectively.

39

Notes to Financial Statements (Continued)

December 31, 2012

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $593,918,360 and sales of $531,898,663 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual

40

Notes to Financial Statements (Continued)

December 31, 2012

reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $31 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$4,191,742	$—	$4,191,742	$—	$4,191,742

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,944,421	$—	$14,944,421	$—	$14,944,421

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$21,276,507	$—	$21,276,507	$(200,835,638)	$58,002,079	$(121,557,052)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$837,792,406	$101,679,333	$(43,745,950)	$57,933,383

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

41

Notes to Financial Statements (Continued)

December 31, 2012

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$597,248	2013
38,857,217	2016
113,252,556	2017
138,088	2018

The following table represents capital loss carryforwards that are subject to the Modernization Act, and will be utilized to offset capital gains, if any, prior to the utilization of those capital loss carryforwards noted above.

Loss Carryforward Character
Short Term	Long Term
$25,644,465	$22,346,064

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager International Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 21, 2013

43

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $31,648,257 or $0.3544 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $603,581 or $0.0068 per outstanding share.

44

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

45

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

46

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

47

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

48

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

49

NVIT Multi-Manager Large Cap Growth Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

13	Statement of Investments

17	Statement of Assets and Liabilities

19	Statement of Operations

20	Statements of Changes in Net Assets

22	Financial Highlights

23	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Supplemental Information

34	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-LCG (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

Growth funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in foreign securities.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of the other subadviser. As a result, the

Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser.

The Fund is subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade,

2

Important Disclosures (Continued)

fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity

REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the 1,000 largest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the 1,000 largest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are

3

Important Disclosures (Continued)

those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or

Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Massachusetts Financial Services Company (MFS); Pyramis Global Advisors, LLC; or Winslow Capital Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Massachusetts Financial Services Company (MFS); Pyramis Global Advisors, LLC; or Winslow Capital Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Multi-Manager Large Cap Growth Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Multi-Manager Large Cap Growth Fund (Class Y) returned 16.63% versus 15.26% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Growth Funds (consisting of 237 funds as of December 31, 2012) was 16.00% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributors to Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s exposures to the information technology, consumer discretionary and health-care sectors.

The Fund’s overweight position in integrated oil and gas company Exxon Mobil Corp. supported relative Fund returns as the stock significantly outperformed the benchmark during the reporting period. While Exxon’s quarterly earnings generally disappointed during the reporting period, investors looked favorably on the company’s solid returns on invested capital and its strong free cash flow generation, which it used to repurchase stock and increase its quarterly dividend.

The Fund’s underweight position in underperforming semiconductor company Intel Corp. also contributed to relative Fund returns during the reporting period. The company’s shares depreciated more than 20% during the reporting period. Intel’s shares declined as the company reported a series of poor earnings results during the reporting period. These poor earnings results were primarily due to decreased sales and low demand in the face of a challenging macroeconomic environment, as well as concerns about the fiscal cliff and U.S. tax policy. Intel has suffered in tandem with the personal computer (PC) industry due to the rise in popularity of tablet and mobile devices that run on competitors’ semiconductor chips.

The Fund’s overweight position in Gilead Sciences, Inc., a provider of biotechnology balms to treat infectious diseases, bolstered the Fund’s relative returns during the reporting period. Gilead Sciences’ shares rose after the company reported strong second- and third-quarter

2012 earnings led by strong sales of HIV-treatment products. Gilead’s stock price also jumped late in 2012 after the company announced the results of phase III testing of its GS-7977 drug, which was created to cure hepatitis C virus infections. The phase III test, which involved 25 patients, showed a 100% cure rate after the drug was administered to patients for four weeks.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The most significant detractors from Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s exposures to the industrials, financials and utilities sectors.

In terms of individual Fund holdings, the Fund’s investment in digital entertainment technology company Rovi Corp. detracted from relative Fund performance during the reporting period. Shares of Rovi declined sharply after the company cut its second-quarter and full-year 2012 forecast due to weakness in its consumer electronics segment. Rovi was downgraded by a number of Wall Street analysts after the announcement.

The Fund’s holdings in California-based oil and gas exploration and production company Occidental Petroleum Corp. also detracted from relative Fund performance during the reporting period. The company’s share price declined after Occidental Petroleum reported mixed quarterly results during the reporting period. A nearly 11% drop in crude oil prices during the reporting period also weighed on shares of Occidental. The Fund’s holdings in specialty biopharmaceutical company Shire plc also detracted from relative Fund performance as the company suffered from competitive threats that diminished its growth outlook.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

Massachusetts Financial Services Company (MFS)

Portfolio Manager:

Matthew W. Krummell

7

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Subadviser:

Pyramis Global Advisors, LLC

Portfolio Managers:

Stephen Balter, CFA and Christopher Galizio, CFA

Subadviser:

Winslow Capital Management, LLC

Portfolio Managers:

Justin H. Kelly, CFA; R. Bartlett Wear, CFA; and Clark J. Winslow

8

Fund Performance	NVIT Multi-Manager Large Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	16.35%	2.87%
Class II	16.14%	2.65%
Class Y	16.63%	3.04%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio*
Class I	0.86%
Class II	1.11%
Class Y	0.71%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

9

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Large Cap Growth Fund since inception through 12/31/12 versus performance of the Russell 1000® Growth Index(a) and the Consumer Price Index (CPI)(b) from 4/1/08 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the 1,000 largest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10

Shareholder Expense Example	NVIT Multi-Manager Large Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Multi-Manager Large Cap Growth Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,058.10	4.19	0.81
	Hypothetical[b]	1,000.00	1,021.06	4.12	0.81
Class II Shares	Actual	1,000.00	1,056.60	5.48	1.06
	Hypothetical[b]	1,000.00	1,019.81	5.38	1.06
Class Y Shares	Actual	1,000.00	1,058.60	3.42	0.66
	Hypothetical[b]	1,000.00	1,021.82	3.35	0.66

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

11

Portfolio Summary	NVIT Multi-Manager Large Cap Growth Fund
December 31, 2012

Asset Allocation †
Common Stocks	99.0%
Mutual Fund	1.0%
Repurchase Agreement	0.4%
Liabilities in excess of other assets	(0.4%)

100.0%

Top Industries ††
Computers & Peripherals	7.4%
Internet Software & Services	6.8%
Software	5.7%
Information Technology Services	5.4%
Biotechnology	4.3%
Specialty Retail	4.3%
Aerospace & Defense	4.1%
Chemicals	3.6%
Media	3.5%
Health Care Equipment & Supplies	3.3%
Other Industries*	51.6%

100.0%

Top Holdings ††
Apple, Inc.	7.0%
Google, Inc., Class A	4.3%
Gilead Sciences, Inc.	2.5%
QUALCOMM, Inc.	2.4%
Philip Morris International, Inc.	2.3%
CVS Caremark Corp.	1.8%
Visa, Inc., Class A	1.8%
Home Depot, Inc. (The)	1.7%
United Technologies Corp.	1.6%
International Business Machines Corp.	1.6%
Other Holdings*	73.0%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

12

Statement of Investments

December 31, 2012

NVIT Multi-Manager Large Cap Growth Fund

Common Stocks 99.0%

	Shares	Market Value

Aerospace & Defense 4.1%
Honeywell International, Inc.	189,320	$12,016,140
Lockheed Martin Corp.	52,470	4,842,456
Northrop Grumman Corp.	54,500	3,683,110
Precision Castparts Corp.	38,100	7,216,902
Textron, Inc.	75,340	1,867,679
United Technologies Corp.	238,540	19,562,666

		49,188,953

Air Freight & Logistics 1.3%
United Parcel Service, Inc., Class B	209,670	15,458,969

Auto Components 1.1%
BorgWarner, Inc.*	70,300	5,034,886
Delphi Automotive PLC*	64,300	2,459,475
TRW Automotive Holdings Corp.*	97,640	5,234,480

		12,728,841

Automobiles 0.5%
General Motors Co.*	190,500	5,492,115

Beverages 2.0%
Coca-Cola Co. (The)	99,050	3,590,563
Coca-Cola Enterprises, Inc.	127,580	4,048,113
PepsiCo, Inc.	245,630	16,808,461

		24,447,137

Biotechnology 4.3%
Amgen, Inc.	17,710	1,528,727
Biogen Idec, Inc.*	48,100	7,054,827
Celgene Corp.*	161,140	12,684,941
Gilead Sciences, Inc.*	406,640	29,867,708

		51,136,203

Capital Markets 1.3%
BlackRock, Inc.	23,700	4,899,027
Charles Schwab Corp. (The)	325,970	4,680,929
Franklin Resources, Inc.	51,100	6,423,270

		16,003,226

Chemicals 3.6%
Airgas, Inc.	33,300	3,039,957
Ashland, Inc.	155,970	12,541,548
CF Industries Holdings, Inc.	22,710	4,613,763
Ecolab, Inc.	155,040	11,147,376
Monsanto Co.	129,092	12,218,558

		43,561,202

Commercial Banks 0.8%
Wells Fargo & Co.	269,600	9,214,928

Communications Equipment 3.0%
Cisco Systems, Inc.	223,940	4,400,421

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
Juniper Networks, Inc.*	158,230	$3,112,384
QUALCOMM, Inc.	460,070	28,533,541

		36,046,346

Computers & Peripherals 7.4%
Apple, Inc.	157,870	84,149,447
EMC Corp.*	161,200	4,078,360

		88,227,807

Construction & Engineering 0.5%
Fluor Corp.	95,500	5,609,670

Consumer Finance 1.1%
Capital One Financial Corp.	141,530	8,198,833
Discover Financial Services	131,760	5,079,348

		13,278,181

Diversified Financial Services 0.1%
CME Group, Inc.	34,040	1,726,168

Diversified Telecommunication Services 0.7%
CenturyLink, Inc.	96,280	3,766,473
Verizon Communications, Inc.	96,610	4,180,315

		7,946,788

Electrical Equipment 0.6%
Eaton Corp. PLC	79,660	4,317,572
Roper Industries, Inc.	24,530	2,734,604

		7,052,176

Electronic Equipment, Instruments & Components 0.1%
Amphenol Corp., Class A	21,600	1,397,520

Energy Equipment & Services 1.1%
Cameron International Corp.*	128,790	7,271,483
FMC Technologies, Inc.*	71,300	3,053,779
Schlumberger Ltd.	35,000	2,425,150

		12,750,412

Food & Staples Retailing 2.9%
Costco Wholesale Corp.	44,900	4,434,773
CVS Caremark Corp.	446,040	21,566,034
Walgreen Co.	102,180	3,781,682
Whole Foods Market, Inc.	50,100	4,575,633

		34,358,122

Food Products 1.7%
Bunge Ltd.	54,080	3,931,075
General Mills, Inc.	115,130	4,652,403
Kellogg Co.	72,850	4,068,673
Kraft Foods Group, Inc.	65,856	2,994,473
Mondelez International, Inc., Class A	196,790	5,012,241

		20,658,865

13

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies 3.3%
Abbott Laboratories	130,990	$8,579,845
Baxter International, Inc.	123,320	8,220,511
Covidien PLC	98,100	5,664,294
Edwards Lifesciences Corp.*	37,400	3,372,358
Intuitive Surgical, Inc.*	11,880	5,825,596
Medtronic, Inc.	192,120	7,880,762

		39,543,366

Health Care Providers & Services 2.8%
Express Scripts Holding Co.*	218,750	11,812,500
HCA Holdings, Inc.	240,550	7,257,393
McKesson Corp.	44,000	4,266,240
UnitedHealth Group, Inc.	113,200	6,139,968
WellPoint, Inc.	64,490	3,928,731

		33,404,832

Health Care Technology 0.5%
Cerner Corp.*	71,200	5,527,968

Hotels, Restaurants & Leisure 2.7%
Las Vegas Sands Corp.	96,000	4,431,360
McDonald’s Corp.	122,900	10,841,009
Starbucks Corp.	252,600	13,544,412
Wyndham Worldwide Corp.	11,020	586,374
Yum! Brands, Inc.	48,600	3,227,040

		32,630,195

Household Durables 0.3%
Lennar Corp., Class A (a)	96,200	3,720,054

Household Products 0.5%
Colgate-Palmolive Co.	55,290	5,780,017

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The)	179,330	1,918,831

Industrial Conglomerates 1.4%
3M Co.	27,780	2,579,373
Danaher Corp.	258,470	14,448,473

		17,027,846

Information Technology Services 5.4%
Accenture PLC, Class A	78,660	5,230,890
Cognizant Technology Solutions Corp., Class A*	102,050	7,556,802
CoreLogic, Inc.*	76,080	2,048,074
International Business Machines Corp.	100,220	19,197,141
MasterCard, Inc., Class A	11,000	5,404,080
Teradata Corp.*	65,000	4,022,850
Visa, Inc., Class A	139,860	21,199,979

		64,659,816

Common Stocks (continued)

	Shares	Market Value

Insurance 0.5%
American International Group, Inc.*	64,540	$2,278,262
Everest Re Group Ltd.	15,430	1,696,528
Prudential Financial, Inc.	27,490	1,466,042

		5,440,832

Internet & Catalog Retail 2.7%
Amazon.com, Inc.*	41,320	10,377,105
Expedia, Inc.	99,850	6,135,782
priceline.com, Inc.*	25,240	15,679,088

		32,191,975

Internet Software & Services 6.8%
eBay, Inc.*	282,920	14,434,578
Equinix, Inc.*	21,940	4,524,028
Facebook, Inc., Class A*	271,200	7,222,056
Google, Inc., Class A*	72,750	51,606,668
IAC/InterActiveCorp	80,350	3,800,555

		81,587,885

Leisure Equipment & Products 0.3%
Mattel, Inc.	108,480	3,972,538

Life Sciences Tools & Services 0.4%
Thermo Fisher Scientific, Inc.	67,010	4,273,898

Machinery 2.3%
Caterpillar, Inc.	107,590	9,637,912
Cummins, Inc.	82,130	8,898,786
Joy Global, Inc.	26,530	1,692,084
Kennametal, Inc.	49,340	1,973,600
Parker Hannifin Corp.	29,920	2,544,995
Sauer-Danfoss, Inc.	51,490	2,748,021

		27,495,398

Media 3.5%
CBS Corp. Non-Voting Shares, Class B	116,100	4,417,605
Comcast Corp., Class A	50,510	1,888,064
McGraw-Hill Cos., Inc. (The)	80,000	4,373,600
Omnicom Group, Inc.	115,220	5,756,391
Sirius XM Radio, Inc.(a)	1,583,400	4,576,026
Time Warner Cable, Inc.	66,130	6,427,175
Viacom, Inc., Class B	192,560	10,155,614
Virgin Media, Inc.	117,750	4,327,313

		41,921,788

Metals & Mining 0.5%
Freeport-McMoRan Copper & Gold, Inc.	107,690	3,682,998
Newmont Mining Corp.	48,440	2,249,554

		5,932,552

14

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Multiline Retail 1.1%
Dollar General Corp.*	203,940	$8,991,714
Macy’s, Inc.	104,030	4,059,251

		13,050,965

Oil, Gas & Consumable Fuels 3.3%
Cabot Oil & Gas Corp.	150,560	7,488,854
Chevron Corp.	38,740	4,189,344
Denbury Resources, Inc.*	398,220	6,451,164
Exxon Mobil Corp.	40,830	3,533,836
HollyFrontier Corp.	54,810	2,551,406
Occidental Petroleum Corp.	96,300	7,377,543
Range Resources Corp.	60,500	3,801,215
Williams Cos., Inc. (The)	120,600	3,948,444

		39,341,806

Personal Products 0.5%
Estee Lauder Cos., Inc. (The), Class A	71,200	4,262,032
Nu Skin Enterprises, Inc., Class A	32,670	1,210,424

		5,472,456

Pharmaceuticals 2.6%
Allergan, Inc.	38,000	3,485,740
GlaxoSmithKline PLC, ADR-UK (a)	90,700	3,942,729
Johnson & Johnson	74,450	5,218,945
Merck & Co., Inc.	161,060	6,593,796
Pfizer, Inc.	413,600	10,373,088
Watson Pharmaceuticals, Inc.*	21,090	1,813,740

		31,428,038

Real Estate Investment Trusts (REITs) 1.3%
American Tower Corp.	156,600	12,100,482
Public Storage	24,330	3,526,877

		15,627,359

Road & Rail 1.8%
CSX Corp.	208,750	4,118,638
Union Pacific Corp.	143,060	17,985,503

		22,104,141

Semiconductors & Semiconductor Equipment 1.4%
Altera Corp.	128,520	4,426,229
Broadcom Corp., Class A	278,800	9,258,948
KLA-Tencor Corp.	56,370	2,692,231

		16,377,408

Software 5.7%
Activision Blizzard, Inc.	333,550	3,542,301
Adobe Systems, Inc.*	202,280	7,621,910
Citrix Systems, Inc.*	48,230	3,171,122
Fortinet, Inc.*	78,980	1,664,109
Intuit, Inc.	66,700	3,968,650

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Microsoft Corp.	426,100	$11,389,653
Oracle Corp.	542,290	18,069,103
Salesforce.com, Inc.*	61,300	10,304,530
SolarWinds, Inc.*	69,340	3,636,883
VMware, Inc., Class A*	47,600	4,481,064

		67,849,325

Specialty Retail 4.3%
American Eagle Outfitters, Inc.	171,650	3,520,541
Best Buy Co., Inc.	86,460	1,024,551
Gap, Inc. (The)	110,400	3,426,816
Home Depot, Inc. (The)	330,960	20,469,876
PetSmart, Inc.	52,340	3,576,916
Ross Stores, Inc.	74,300	4,023,345
TJX Cos., Inc.	270,180	11,469,141
Ulta Salon Cosmetics & Fragrance, Inc.	39,800	3,910,748

		51,421,934

Textiles, Apparel & Luxury Goods 1.3%
Coach, Inc.	63,300	3,513,783
Michael Kors Holdings Ltd.*	126,720	6,466,522
Ralph Lauren Corp.	37,800	5,666,976

		15,647,281

Tobacco 2.5%
Lorillard, Inc.	23,540	2,746,412
Philip Morris International, Inc.	331,510	27,727,496

		30,473,908

Trading Companies & Distributors 0.4%
W.W. Grainger, Inc.	21,300	4,310,481

Wireless Telecommunication Services 0.5%
SBA Communications Corp., Class A*	80,200	5,695,804

Total Common Stocks (cost $1,051,409,162)		1,182,114,326

Mutual Fund 1.0%

Money Market Fund 1.0%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (b)	12,296,876	12,296,876

Total Mutual Fund (cost $12,296,876)		12,296,876

15

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Large Cap Growth Fund (Continued)

Repurchase Agreement 0.4%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.22%, dated 12/31/12, due 01/02/13, repurchase price $4,503,469, collateralized U.S. Government Treasury Securities, 0.00%, maturing 01/03/13-12/12/13; total market value $4,593,489. (c)	$4,503,414	$4,503,414

Total Repurchase Agreement (cost $4,503,414)		4,503,414

Total Investments (cost $1,068,209,452) (d) — 100.4%		1,198,914,616

Liabilities in excess of other assets — (0.4%)		(5,197,003)

NET ASSETS — 100.0%		$1,193,717,613

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2012. The total value of securities on loan at December 31, 2012 was $4,448,594.

(b)	Represents 7-day effective yield as of December 31, 2012.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2012 was $4,503,414.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

LLC	Limited Liability Company

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2012

NVIT Multi-Manager Large Cap Growth Fund
Assets:
Investments, at value* (cost $1,063,706,038)	$1,194,411,202
Repurchase agreement, at value and cost	4,503,414

Total Investments	1,198,914,616

Dividends receivable	835,615
Security lending income receivable	1,684
Receivable for investments sold	1,274,762
Receivable for capital shares issued	1,055,317
Prepaid expenses	2,598

Total Assets	1,202,084,592

Liabilities:
Payable for investments purchased	1,935,587
Payable for capital shares redeemed	1,160,941
Cash overdraft (Note 2)	18,882
Payable upon return of securities loaned (Note 2)	4,503,414
Accrued expenses and other payables:
Investment advisory fees	615,860
Fund administration fees	34,258
Distribution fees	23,046
Administrative servicing fees	20,826
Accounting and transfer agent fees	4,207
Custodian fees	7,148
Professional fees	18,583
Printing fees	20,978
Other	3,249

Total Liabilities	8,366,979

Net Assets	$1,193,717,613

Represented by:
Capital	$969,089,061
Accumulated undistributed net investment income	2,149,544
Accumulated net realized gains from investment and foreign currency transactions	91,773,844
Net unrealized appreciation/(depreciation) from investments	130,705,164

Net Assets	$1,193,717,613

Net Assets:
Class I Shares	$55,625,506
Class II Shares	108,083,342
Class Y Shares	1,030,008,765

Total	$1,193,717,613

*	Includes value of securities on loan of $4,448,594 (Note 2).

17

Statement of Assets and Liabilities (Continued)

December 31, 2012

NVIT Multi-Manager Large Cap Growth Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	5,277,779
Class II Shares	10,304,164
Class Y Shares	97,552,592

Total	113,134,535

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.54
Class II Shares	$10.49
Class Y Shares	$10.56

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2012

NVIT Multi-Manager Large Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$17,589,216
Income from securities lending (Note 2)	5,390
Other income	509

Total Income	17,595,115

EXPENSES:
Investment advisory fees	7,397,815
Fund administration fees	382,032
Distribution fees Class II Shares	287,941
Administrative servicing fees Class I Shares	88,236
Administrative servicing fees Class II Shares	172,766
Professional fees	65,551
Printing fees	49,808
Trustee fees	43,755
Custodian fees	41,988
Compliance program costs (Note 3)	4,485
Other	31,939

Total expenses before earnings credit and fees waived	8,566,316

Earnings credit (Note 4)	(504)
Investment advisory fees waived (Note 3)	(283,830)

Net Expenses	8,281,982

NET INVESTMENT INCOME	9,313,133

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	100,208,465
Net realized gains from foreign currency transactions (Note 2)	2,060

Net realized gains from investment and foreign currency transactions	100,210,525

Net change in unrealized appreciation/(depreciation) from investments	63,055,496
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,988)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	63,053,508

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	163,264,033

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$172,577,166

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$9,313,133	$1,527,219
Net realized gains from investment and foreign currency transactions	100,210,525	53,340,360
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	63,053,508	(90,039,427)

Change in net assets resulting from operations	172,577,166	(35,171,848)

Distributions to Shareholders From:
Net investment income:
Class I	(274,527)	(4,491)
Class II	(250,387)	–
Class Y	(6,640,735)	(1,556,760)
Net realized gains:
Class I	(1,426,557)	–
Class II	(2,818,184)	–
Class Y	(24,668,344)	–

Change in net assets from shareholder distributions	(36,078,734)	(1,561,251)

Change in net assets from capital transactions	32,719,077	142,987,944

Change in net assets	169,217,509	106,254,845

Net Assets:
Beginning of year	1,024,500,104	918,245,259

End of year	$1,193,717,613	$1,024,500,104

Accumulated undistributed net investment income at end of year	$2,149,544	$–

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,055,033	$13,237,970
Dividends reinvested	1,701,084	4,491
Cost of shares redeemed	(17,415,115)	(24,418,007)

Total Class I Shares	(10,658,998)	(11,175,546)

Class II Shares
Proceeds from shares issued	6,513,071	10,205,368
Dividends reinvested	3,068,571	–
Cost of shares redeemed	(31,037,855)	(24,042,512)

Total Class II Shares	(21,456,213)	(13,837,144)

Class Y Shares
Proceeds from shares issued	127,651,008	275,582,165
Dividends reinvested	31,309,079	1,556,760
Cost of shares redeemed	(94,125,799)	(109,138,291)

Total Class Y Shares	64,834,288	168,000,634

Change in net assets from capital transactions	$32,719,077	$142,987,944

20

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class I Shares
Issued	485,816	1,373,281
Reinvested	160,421	478
Redeemed	(1,691,032)	(2,520,015)

Total Class I Shares	(1,044,795)	(1,146,256)

Class II Shares
Issued	630,924	1,121,345
Reinvested	290,996	–
Redeemed	(2,967,387)	(2,479,007)

Total Class II Shares	(2,045,467)	(1,357,662)

Class Y Shares
Issued	12,311,603	28,221,895
Reinvested	2,948,020	165,437
Redeemed	(8,766,950)	(11,571,756)

Total Class Y Shares	6,492,673	16,815,576

Total change in shares	3,402,411	14,311,658

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$9.33	0.07	1.45	1.52	(0.05)	(0.26)	–	(0.31)	$10.54	16.35%	$55,625,506	0.82%	0.68%	0.85%	108.38%
Year Ended December 31, 2011(e)	$9.61	–	(0.28)	(0.28)	–	–	–	–	$9.33	(2.91)%	$58,971,210	0.85%	0.04%	0.85%	82.82%
Year Ended December 31, 2010(e)	$8.69	0.01	1.33	1.34	–	(0.39)	(0.03)	(0.42)	$9.61	15.51%	$71,781,139	0.88%	0.14%	0.88%	127.66%
Year Ended December 31, 2009(e)	$6.74	0.07	1.93	2.00	(0.05)	–	–	(0.05)	$8.69	29.78%	$20,865,015	0.90%	0.80%	0.90%	122.44%
Period Ended December 31, 2008(f)	$10.00	0.02	(3.26)	(3.24)	(0.02)	–	–	(0.02)	$6.74	(32.41)%	$140,989	0.89%	0.62%	0.98%	92.12%

Class II Shares
Year Ended December 31, 2012(e)	$9.28	0.04	1.45	1.49	(0.02)	(0.26)	–	(0.28)	$10.49	16.14%	$108,083,342	1.07%	0.42%	1.10%	108.38%
Year Ended December 31, 2011(e)	$9.59	(0.02)	(0.29)	(0.31)	–	–	–	–	$9.28	(3.23)%	$114,643,648	1.10%	(0.20)%	1.10%	82.82%
Year Ended December 31, 2010(e)	$8.68	(0.01)	1.34	1.33	–	(0.39)	(0.03)	(0.42)	$9.59	15.36%	$131,434,049	1.14%	(0.09)%	1.14%	127.66%
Year Ended December 31, 2009(e)	$6.74	0.04	1.93	1.97	(0.03)	–	–	(0.03)	$8.68	29.35%	$166,476,068	1.14%	0.52%	1.14%	122.44%
Period Ended December 31, 2008(f)	$10.00	0.02	(3.26)	(3.24)	(0.02)	–	–	(0.02)	$6.74	(32.45)%	$652,992	1.12%	0.44%	1.24%	92.12%

Class Y Shares
Year Ended December 31, 2012(e)	$9.34	0.09	1.46	1.55	(0.07)	(0.26)	–	(0.33)	$10.56	16.63%	$1,030,008,765	0.67%	0.86%	0.70%	108.38%
Year Ended December 31, 2011(e)	$9.63	0.02	(0.29)	(0.27)	(0.02)	–	–	(0.02)	$9.34	(2.84)%	$850,885,246	0.70%	0.21%	0.70%	82.82%
Year Ended December 31, 2010(e)	$8.70	0.02	1.35	1.37	(0.02)	(0.39)	(0.03)	(0.44)	$9.63	15.74%	$715,030,071	0.73%	0.27%	0.73%	127.66%
Year Ended December 31, 2009(e)	$6.74	0.06	1.96	2.02	(0.06)	–	–	(0.06)	$8.70	30.07%	$285,373,595	0.75%	0.84%	0.75%	122.44%
Period Ended December 31, 2008(f)	$10.00	0.03	(3.26)	(3.23)	(0.03)	–	–	(0.03)	$6.74	(32.37)%	$92,696,160	0.75%	0.72%	0.86%	92.12%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Large Cap Growth Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such

23

Notes to Financial Statements (Continued)

December 31, 2012

price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,182,114,326	$—	$—	$1,182,114,326
Mutual Fund	12,296,876	—	—	12,296,876
Repurchase Agreement	—	4,503,414	—	4,503,414
Total	$1,194,411,202	$4,503,414	$—	$1,198,914,616

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

24

Notes to Financial Statements (Continued)

December 31, 2012

(b)	Cash Overdraft

As of December 31, 2012, the Fund had an overdrawn balance of $18,882 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4 below.

(c)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed

25

Notes to Financial Statements (Continued)

December 31, 2012

by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

At December 31, 2012, the Fund had no portfolio securities on loan.

Value of Loaned Securities	Value of Collateral
$4,448,594	$4,503,414

(g) Distributions	to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

26

Notes to Financial Statements (Continued)

December 31, 2012

Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Massachusetts Financial Services Company (a)
Neuberger Berman Management, LLC (b)
Pyramis Global Advisors, LLC (a)
Wells Capital Management, Inc. (b)
Winslow Capital Management, Inc.

(a)	Effective April 2, 2012, Massachusetts Financial Services Company and Pyramis Global Advisors, LLC were each appointed as a subadviser to the Fund.

(b)	Effective March 30, 2012, Neuberger Berman Management, LLC and Wells Capital Management, Inc. were each terminated and ceased serving as a subadviser to the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

From these fees, pursuant to subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

27

Notes to Financial Statements (Continued)

December 31, 2012

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.75% for all share classes until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $283,830, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $382,032 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $4,485.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the

28

Notes to Financial Statements (Continued)

December 31, 2012

shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $261,002 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $1,243,054,107 and sales of $1,219,508,274 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

29

Notes to Financial Statements (Continued)

December 31, 2012

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $21,280 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,165,649	$28,913,085	$36,078,734	$—	$36,078,734

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,527,219	$34,032	$1,561,251	$—	$1,561,251

Amount designated as “—” is zero or has been rounded to zero.

30

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$17,627,560	$80,789,024	$98,416,584	$—	$126,211,968	$224,628,552

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,072,702,648	$151,070,629	$(24,858,661)	$126,211,968

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Large Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

32

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 66.56%.

The Fund designates $28,913,085, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

33

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

34

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

35

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

36

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

37

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

38

NVIT Multi-Manager Large Cap Value Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

13	Statement of Investments

18	Statement of Assets and Liabilities

20	Statement of Operations

21	Statements of Changes in Net Assets

23	Financial Highlights

24	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Supplemental Information

35	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-LCV (2/13)

This page intentionally left blank

Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

Value funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in foreign securities.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of the other subadviser. As a result, the

Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser.

The Fund is subject to contrarian investing risk because one of the portfolio managers may attempt to profit by investing in a manner that differs from the current market consensus or trend.

The Fund is subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2

Important Disclosures (Continued)

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the 1,000 largest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

3

Important Disclosures (Continued)

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of The Boston Company Asset Management, LLC; Massachusetts Financial Services Company (MFS); or Wellington Management Company, LLP.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of The Boston Company Asset Management, LLC; Massachusetts Financial Services Company (MFS); or Wellington Management Company, LLP.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P

500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Multi-Manager Large Cap Value Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Multi-Manager Large Cap Value Fund (Class Y) returned 18.09% versus 17.51% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Value Funds (consisting of 127 funds as of December 31, 2012) was 15.71% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributors to Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s underweight position in the utilities sector and its positions in the health-care and financials sectors.

The Fund’s underweight position versus the Fund’s benchmark in The Procter & Gamble Co. (P&G), a diversified consumer products company, benefited relative Fund returns during the reporting period because P&G’s shares underperformed. Weak quarterly results and negative pre-announcements held back P&G shares during the reporting period. The company struggled with external challenges, including higher commodity prices, negative foreign exchange trends and weaker economic conditions in the developed market, which reduced P&G’s ability to increase prices or entice consumers to trade up to more expensive products. Fund holding Chevron Corp., an integrated energy company, also contributed to relative Fund performance during the reporting period. Despite lower oil and gas prices, Chevron released better-than-expected earnings results, in part due to strong refining margins in the company’s downstream operations, which take place after the production phase through to the point of sale.

The Fund’s holdings in U.S.-based global financial services company JPMorgan Chase & Co. helped Fund performance relative to the Fund’s benchmark during the reporting period. JPMorgan Chase was a strong performer for 2012, even though performance was somewhat volatile, with large movements in the company’s stock price, largely a function of capital return expectations. JPMorgan’s stock began 2012 strong as investors embraced the company’s announced shareholder-friendly capital return plans. JPMorgan’s shares later pulled back after the London trading loss and related investigations. Investors were uncertain about the effect the incident would have on planned capital return. Ultimately, JPMorgan’s stock rallied into year-end 2012 along with the rest of financials, further buoyed after JPMorgan reaffirmed it would indeed be allowed to return to the market to buy back its stock. The stock performed well during the reporting period as investors gained confidence that JPMorgan’s trading loss had largely been addressed.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The most significant detractors from Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s positions in the consumer staples, consumer discretionary and telecommunication services sectors.

The Fund’s holdings in DeVry Inc., a for-profit educator, detracted from Fund performance relative to the Fund’s benchmark for the reporting period. DeVry’s shares declined as earnings expectations were lowered due to continued soft new student enrollment and a slower-than-forecast trajectory of cost reductions. The Fund’s holdings in The Western Union Co., a money transfer company, also detracted from relative Fund performance during the reporting period. Western Union’s shares declined after the company reduced earnings guidance due to its decision to cut pricing in certain key geographies to preserve market share.

Another Fund holding, Halliburton Co., a global provider of oilfield tools and services, with number-one market share in the North American pressure pumping market, took away from relative Fund performance during the reporting period. Halliburton’s shares were relatively flat during a rising market as a decline in gas-directed drilling caused concerns about near-term pricing, utilization and profitability for the industry.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

Massachusetts Financial Services Company (MFS)

Portfolio Manager:

Jonathan W. Sage

7

NVIT Multi-Manager Large Cap Value Fund (Continued)

Subadviser:

The Boston Company Asset Management, LLC

Portfolio Managers:

John Bailer, CFA and Brian Ferguson

Subadviser:

Wellington Management Company, LLP

Portfolio Manager:

David W. Palmer, CFA

8

Fund Performance	NVIT Multi-Manager Large Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	17.81%	1.41%
Class II	17.59%	1.18%
Class Y	18.09%	1.58%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio*
Class I	0.86%
Class II	1.11%
Class Y	0.71%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

9

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Multi-Manager Large Cap Value Fund since inception through 12/31/12 versus performance of the Russell 1000® Value Index(a) and the Consumer Price Index (CPI)(b) from 4/1/08 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the 1,000 largest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10

Shareholder Expense Example	NVIT Multi-Manager Large Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Multi-Manager Large Cap Value Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,105.40	4.23	0.80
	Hypothetical[b]	1,000.00	1,021.11	4.06	0.80
Class II Shares	Actual	1,000.00	1,104.50	5.55	1.05
	Hypothetical[b]	1,000.00	1,019.86	5.33	1.05
Class Y Shares	Actual	1,000.00	1,106.80	3.44	0.65
	Hypothetical[b]	1,000.00	1,021.87	3.30	0.65

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

11

Portfolio Summary	NVIT Multi-Manager Large Cap Value Fund
December 31, 2012

Asset Allocation †
Common Stocks	98.7%
Mutual Fund	1.3%
Repurchase Agreements	1.1%
Exchange Traded Fund	0.1%
Liabilities in excess of other assets	(1.2%)

100.0%

Top Industries ††
Oil, Gas & Consumable Fuels	11.7%
Diversified Financial Services	8.0%
Pharmaceuticals	7.2%
Insurance	7.0%
Commercial Banks	5.2%
Capital Markets	3.6%
Chemicals	3.3%
Health Care Providers & Services	3.3%
Media	3.0%
Food Products	3.0%
Other Industries*	44.7%

100.0%

Top Holdings ††
JPMorgan Chase & Co.	3.2%
Wells Fargo & Co.	2.2%
Pfizer, Inc.	2.2%
Merck & Co., Inc.	2.0%
Exxon Mobil Corp.	1.8%
Citigroup, Inc.	1.8%
Cisco Systems, Inc.	1.6%
Bank of America Corp.	1.5%
American International Group, Inc.	1.5%
General Electric Co.	1.5%
Other Holdings*	80.7%

100.0%

Top Countries ††
United States	92.1%
Canada	1.1%
Switzerland	1.1%
Ireland	0.8%
Bermuda	0.6%
Netherlands	0.5%
France	0.5%
United Kingdom	0.5%
Singapore	0.4%
Italy	0.3%
Other Countries Other Countries*	2.1%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

12

Statement of Investments

December 31, 2012

NVIT Multi-Manager Large Cap Value Fund

Common Stocks 98.7%

	Shares	Market Value

AUSTRALIA 0.3%
Air Freight & Logistics 0.3%
Toll Holdings Ltd.	786,970	$3,771,891

BERMUDA 0.6%
Insurance 0.6%
Everest Re Group Ltd.	42,900	4,716,855
Validus Holdings Ltd.	116,080	4,014,046

		8,730,901

CANADA 1.1%
Chemicals 0.4%
Methanex Corp.	178,200	5,679,234

Oil, Gas & Consumable Fuels 0.7%
Canadian Natural Resources Ltd.	322,900	9,322,123

		15,001,357

FRANCE 0.5%
Food Products 0.5%
Danone SA	110,556	7,306,560

IRELAND 0.8%
Electrical Equipment 0.8%
Eaton Corp. PLC	201,460	10,919,132

ISRAEL 0.3%
Software 0.3%
Check Point Software Technologies Ltd.* (a)	93,400	4,449,576

ITALY 0.3%
Gas Utilities 0.3%
Snam SpA	959,447	4,478,277

JAPAN 0.2%
Pharmaceuticals 0.2%
Daiichi Sankyo Co., Ltd.	175,300	2,691,244

NETHERLANDS 0.6%
Chemicals 0.6%
Akzo Nobel NV	50,897	3,369,214
LyondellBasell Industries NV, Class A	74,330	4,243,499

		7,612,713

PANAMA 0.2%
Airlines 0.2%
Copa Holdings SA, Class A	28,470	2,831,341

SINGAPORE 0.4%
Electronic Equipment, Instruments & Components 0.4%
Flextronics International Ltd.*	969,400	6,019,974

SWITZERLAND 1.1%
Household Durables 0.1%
Garmin Ltd.	42,850	1,749,137

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Pharmaceuticals 1.0%
Roche Holding AG	65,234	$13,189,088

		14,938,225

UNITED KINGDOM 0.5%
Auto Components 0.2%
Delphi Automotive PLC*	70,050	2,679,413

Insurance 0.3%
Aon PLC	70,910	3,942,596

		6,622,009

UNITED STATES 91.8%
Aerospace & Defense 1.8%
General Dynamics Corp.	50,400	3,491,208
Honeywell International, Inc.	99,270	6,300,667
L-3 Communications Holdings, Inc.	78,600	6,022,332
Lockheed Martin Corp.	42,070	3,882,640
Textron, Inc.	200,120	4,960,975

		24,657,822

Air Freight & Logistics 0.9%
FedEx Corp.	59,920	5,495,862
United Parcel Service, Inc., Class B	97,700	7,203,421

		12,699,283

Auto Components 0.4%
Johnson Controls, Inc.	188,240	5,778,968

Automobiles 1.0%
Ford Motor Co.	400,800	5,190,360
General Motors Co.*	205,840	5,934,367
Thor Industries, Inc.	67,860	2,540,000

		13,664,727

Beverages 1.4%
Coca-Cola Enterprises, Inc.	190,490	6,044,248
Molson Coors Brewing Co., Class B	216,500	9,264,035
PepsiCo, Inc.	58,330	3,991,522

		19,299,805

Capital Markets 3.6%
Ameriprise Financial, Inc.	227,268	14,233,795
BlackRock, Inc.	42,700	8,826,517
Franklin Resources, Inc.	21,090	2,651,013
Goldman Sachs Group, Inc. (The)	149,990	19,132,725
Invesco Ltd.	81,590	2,128,683
TD Ameritrade Holding Corp.	172,720	2,903,423

		49,876,156

Chemicals 2.5%
Cabot Corp.	107,100	4,261,509
Celanese Corp. Series A	181,400	8,077,742

13

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Chemicals (continued)
CF Industries Holdings, Inc.	21,250	$4,317,150
Eastman Chemical Co.	34,870	2,372,904
Huntsman Corp.	189,250	3,009,075
Mosaic Co. (The)	213,210	12,074,082

		34,112,462

Commercial Banks 5.2%
CapitalSource, Inc.	195,160	1,479,313
Comerica, Inc.	123,100	3,734,854
Fifth Third Bancorp	196,530	2,985,291
PNC Financial Services Group, Inc.	344,800	20,105,288
SunTrust Banks, Inc.	277,740	7,873,929
U.S. Bancorp	160,510	5,126,689
Wells Fargo & Co.	906,160	30,972,549

		72,277,913

Communications Equipment 2.8%
Cisco Systems, Inc.	1,107,740	21,767,091
Harris Corp.	41,400	2,026,944
Juniper Networks, Inc.*	350,200	6,888,434
QUALCOMM, Inc.	135,460	8,401,229

		39,083,698

Computers & Peripherals 1.2%
Apple, Inc.	7,730	4,120,322
EMC Corp.*	166,810	4,220,293
Hewlett-Packard Co.	264,880	3,774,540
SanDisk Corp.*	100,380	4,372,553

		16,487,708

Construction & Engineering 0.5%
KBR, Inc.	115,600	3,458,752
URS Corp.	71,320	2,800,023

		6,258,775

Consumer Finance 0.9%
Capital One Financial Corp.	76,410	4,426,431
Discover Financial Services	217,460	8,383,083

		12,809,514

Containers & Packaging 0.3%
Packaging Corp. of America	116,940	4,498,682

Diversified Consumer Services 0.3%
DeVry, Inc. (a)	153,000	3,630,690

Diversified Financial Services 8.1%
Bank of America Corp.	1,847,160	21,427,056
Citigroup, Inc.	626,010	24,764,956
JPMorgan Chase & Co.	1,021,070	44,896,448
Moody’s Corp.	124,070	6,243,202
NASDAQ OMX Group, Inc. (The)	557,994	13,955,430

		111,287,092

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Diversified Telecommunication Services 1.1%
AT&T, Inc.	312,340	$10,528,982
CenturyLink, Inc.	112,870	4,415,474

		14,944,456

Electric Utilities 2.2%
American Electric Power Co., Inc.	74,950	3,198,866
Duke Energy Corp.	52,150	3,327,170
Edison International	43,980	1,987,456
Entergy Corp.	144,300	9,199,125
NV Energy, Inc.	314,990	5,713,919
Xcel Energy, Inc.	261,100	6,973,981

		30,400,517

Electronic Equipment, Instruments & Components 0.5%
Arrow Electronics, Inc.*	112,400	4,280,192
Corning, Inc.	162,540	2,051,255

		6,331,447

Energy Equipment & Services 2.8%
Baker Hughes, Inc.	239,000	9,760,760
Cameron International Corp.*	150,644	8,505,360
Halliburton Co.	438,200	15,201,158
National Oilwell Varco, Inc.	45,510	3,110,609
Schlumberger Ltd.	29,180	2,021,882

		38,599,769

Food & Staples Retailing 1.1%
CVS Caremark Corp.	232,330	11,233,155
Kroger Co. (The)	114,250	2,972,785
Walgreen Co.	38,490	1,424,515

		15,630,455

Food Products 2.5%
Archer-Daniels-Midland Co.	154,800	4,239,972
Bunge Ltd.	37,430	2,720,787
ConAgra Foods, Inc.	239,160	7,055,220
Dean Foods Co.*	159,790	2,638,133
Ingredion, Inc.	121,470	7,826,312
Kraft Foods Group, Inc.	86,706	3,942,522
Mondelez International, Inc., Class A	79,430	2,023,082
Smithfield Foods, Inc.*	97,860	2,110,840
Tyson Foods, Inc., Class A	121,880	2,364,472

		34,921,340

Gas Utilities 0.2%
UGI Corp.	102,200	3,342,962

Health Care Equipment & Supplies 1.8%
Abbott Laboratories	74,720	4,894,160
Baxter International, Inc.	79,710	5,313,468
Medtronic, Inc.	214,500	8,798,790
St. Jude Medical, Inc.	154,770	5,593,388

		24,599,806

14

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Health Care Providers & Services 3.3%
Aetna, Inc.	355,690	$16,468,447
Cigna Corp.	69,850	3,734,181
HCA Holdings, Inc.	180,250	5,438,142
Humana, Inc.	31,060	2,131,648
McKesson Corp.	41,200	3,994,752
UnitedHealth Group, Inc.	58,100	3,151,344
Universal Health Services, Inc., Class B	217,500	10,516,125

		45,434,639

Hotels, Restaurants & Leisure 0.7%
Carnival Corp.	180,840	6,649,487
Royal Caribbean Cruises Ltd.	95,650	3,252,100

		9,901,587

Household Durables 0.5%
Newell Rubbermaid, Inc.	271,040	6,036,061
Toll Brothers, Inc.*	32,220	1,041,672

		7,077,733

Household Products 0.5%
Procter & Gamble Co. (The)	100,080	6,794,431

Independent Power Producers & Energy Traders 0.9%
AES Corp. (The)	400,800	4,288,560
NRG Energy, Inc.	356,520	8,196,395

		12,484,955

Industrial Conglomerates 1.5%
General Electric Co.	988,420	20,746,936

Information Technology Services 1.5%
Booz Allen Hamilton Holding Corp. (a)	399,700	5,563,824
Paychex, Inc. (a)	97,800	3,045,492
VeriFone Systems, Inc.*	214,400	6,363,392
Western Union Co. (The)	403,400	5,490,274

		20,462,982

Insurance 6.2%
Aflac, Inc.	109,120	5,796,455
American International Group, Inc.*	594,270	20,977,731
Berkshire Hathaway, Inc., Class B*	38,410	3,445,377
Chubb Corp. (The)	73,070	5,503,632
Marsh & McLennan Cos., Inc.	167,040	5,757,869
MetLife, Inc.	151,870	5,002,598
Principal Financial Group, Inc.	244,000	6,958,880
Prudential Financial, Inc.	166,940	8,902,910
Reinsurance Group of America, Inc.	145,600	7,792,512
StanCorp Financial Group, Inc.	65,400	2,398,218
Travelers Cos., Inc. (The)	42,210	3,031,522
Unum Group	487,900	10,158,078

		85,725,782

Internet Software & Services 1.0%
AOL, Inc.*	83,580	2,474,804
Google, Inc., Class A*	15,038	10,667,506

		13,142,310

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Leisure Equipment & Products 0.2%
Mattel, Inc.	83,040	$3,040,925

Life Sciences Tools & Services 1.4%
Agilent Technologies, Inc.	243,300	9,960,702
Thermo Fisher Scientific, Inc.	140,220	8,943,232

		18,903,934

Machinery 1.7%
AGCO Corp.*	64,700	3,178,064
Cummins, Inc.	74,340	8,054,739
Dover Corp.	72,800	4,783,688
PACCAR, Inc.	93,700	4,236,177
Stanley Black & Decker, Inc.	47,290	3,498,041

		23,750,709

Media 3.1%
Comcast Corp., Class A	138,510	5,177,504
Interpublic Group of Cos., Inc. (The)	147,900	1,629,858
News Corp., Class A	205,880	5,258,175
Omnicom Group, Inc.	76,760	3,834,930
Time Warner Cable, Inc.	53,530	5,202,581
Time Warner, Inc.	198,860	9,511,474
Viacom, Inc., Class B	98,180	5,178,013
Walt Disney Co. (The)	129,470	6,446,311

		42,238,846

Metals & Mining 0.3%
Cliffs Natural Resources, Inc.	84,090	3,242,510
Coeur d’Alene Mines Corp.*	34,740	854,604

		4,097,114

Multiline Retail 0.9%
Kohl’s Corp.	78,400	3,369,632
Macy’s, Inc.	240,230	9,373,775

		12,743,407

Multi-Utilities 0.3%
Alliant Energy Corp.	41,390	1,817,435
Sempra Energy	37,360	2,650,318

		4,467,753

Oil, Gas & Consumable Fuels 11.2%
Anadarko Petroleum Corp.	171,034	12,709,537
Apache Corp.	15,790	1,239,515
Chevron Corp.	141,560	15,308,298
Cobalt International Energy, Inc.*	445,600	10,943,936
CONSOL Energy, Inc.	156,700	5,030,070
EOG Resources, Inc.	68,856	8,317,116
Exxon Mobil Corp.	295,270	25,555,618
Hess Corp.	75,890	4,019,134
Marathon Oil Corp.	85,230	2,613,152
Marathon Petroleum Corp.	126,080	7,943,040
Newfield Exploration Co.*	173,700	4,651,686
Occidental Petroleum Corp.	193,110	14,794,157
Phillips 66	65,160	3,459,996
QEP Resources, Inc.	266,600	8,069,982

15

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co.*	332,800	$11,118,848
Valero Energy Corp.	346,240	11,813,709
Whiting Petroleum Corp.*	64,100	2,780,017
WPX Energy, Inc.*	239,220	3,559,594

		153,927,405

Paper & Forest Products 0.6%
International Paper Co.	216,130	8,610,619

Personal Products 0.2%
Nu Skin Enterprises, Inc., Class A	76,200	2,823,210

Pharmaceuticals 6.0%
Eli Lilly & Co.	121,690	6,001,751
Johnson & Johnson	216,513	15,177,561
Merck & Co., Inc.	674,360	27,608,299
Mylan, Inc.*	148,600	4,083,528
Pfizer, Inc.	1,212,440	30,407,995

		83,279,134

Professional Services 0.5%
Manpower, Inc. (a)	158,200	6,714,008

Real Estate Investment Trusts (REITs) 2.0%
Equity Lifestyle Properties, Inc.	96,400	6,486,756
Federal Realty Investment Trust	35,150	3,656,303
Hatteras Financial Corp.	164,700	4,086,207
Health Care REIT, Inc.	53,800	3,297,402
Public Storage	14,140	2,049,734
Simon Property Group, Inc.	21,110	3,337,280
Vornado Realty Trust	35,060	2,807,605
Weyerhaeuser Co.	88,260	2,455,393

		28,176,680

Road & Rail 0.4%
Norfolk Southern Corp.	66,700	4,124,728
Union Pacific Corp.	10,870	1,366,576

		5,491,304

Semiconductors & Semiconductor Equipment 1.4%
Intel Corp.	223,690	4,614,725
Teradyne, Inc.* (a)	385,500	6,511,095
Texas Instruments, Inc.	239,640	7,414,461

		18,540,281

Software 1.3%
Activision Blizzard, Inc.	439,230	4,664,623
Oracle Corp.	376,430	12,542,647

		17,207,270

Specialty Retail 0.4%
American Eagle Outfitters, Inc.	163,790	3,359,333
Lowe’s Cos., Inc.	60,980	2,166,009

		5,525,342

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Textiles, Apparel & Luxury Goods 0.2%
PVH Corp.	21,660	$2,404,477

Tobacco 0.3%
Lorillard, Inc.	12,950	1,510,877
Philip Morris International, Inc.	27,030	2,260,789

		3,771,666

Trading Companies & Distributors 0.2%
United Rentals, Inc.*	67,940	3,092,629

		1,265,772,115

Total Common Stocks (cost $1,275,514,843)		1,361,145,315

Exchange Traded Fund 0.1%
UNITED STATES 0.1%
iShares Russell 1000 Value Index Fund	20,210	1,471,692

Total Exchange Traded Fund (cost $1,391,606)		1,471,692

Mutual Fund 1.3%
Money Market Fund 1.3%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (b)	18,571,123	18,571,123

Total Mutual Fund (cost $18,571,123)		$18,571,123

Repurchase Agreements 1.1%

	Principal Amount	Market Value
BNP Paribas Securities Corp., 0.18%, dated 12/31/12, due 01/02/13, repurchase price $10,000,100, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.20% — 6.25%, maturing 01/12/15 — 05/15/29 and U.S. Government Treasury Securities, 0.13%, maturing 12/31/14; total market value $10,200,000.(c)	$10,000,000	$10,000,000

16

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Large Cap Value Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.22%, dated 12/31/12, due 01/02/13, repurchase price $4,885,022, collateralized by U.S. Government Treasury Securities, 0.00%, maturing 01/03/13 — 12/12/13; total market value $4,982,669. (c)	$4,884,963	$4,884,963

Total Repurchase Agreements (cost $14,884,963)		14,884,963

Total Investments (cost $1,310,362,535) (d) — 101.2%		1,396,073,093

Liabilities in excess of other assets — (1.2)%		(16,581,011)

NET ASSETS — 100.0%		$1,379,492,082

*	Denotes a non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2012. The total value of securities on loan at December 31, 2012 was $14,794,812.

(b)	Represents 7-day effective yield as of December 31, 2012.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2012 was $14,884,963.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2012

NVIT Multi-Manager Large Cap Value Fund
Assets:
Investments, at value* (cost $1,295,477,572)	$1,381,188,130
Repurchase agreements, at value and cost	14,884,963

Total Investments	1,396,073,093

Cash	1,066,664
Dividends receivable	1,340,795
Security lending income receivable	3,412
Receivable for investments sold	554,061
Receivable for capital shares issued	1,380,545
Reclaims receivable	145,942
Prepaid expenses	2,840

Total Assets	1,400,567,352

Liabilities:
Payable for investments purchased	4,364,086
Payable for capital shares redeemed	1,024,733
Payable upon return of securities loaned (Note 2)	14,884,963
Accrued expenses and other payables:
Investment advisory fees	692,427
Fund administration fees	37,771
Distribution fees	11,987
Administrative servicing fees	10,783
Accounting and transfer agent fees	6,426
Custodian fees	8,043
Professional fees	14,773
Printing fees	15,176
Other	4,102

Total Liabilities	21,075,270

Net Assets	$1,379,492,082

Represented by:
Capital	$1,223,945,722
Accumulated undistributed net investment income	5,437,808
Accumulated net realized gains from investment and foreign currency transactions	64,394,802
Net unrealized appreciation/(depreciation) from investments	85,710,558
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	3,192

Net Assets	$1,379,492,082

Net Assets:
Class I Shares	$24,456,461
Class II Shares	55,429,721
Class Y Shares	1,299,605,900

Total	$1,379,492,082

*	Includes value of securities on loan of $14,794,812 (Note 2).

18

Statement of Assets and Liabilities (Continued)

December 31, 2012

NVIT Multi-Manager Large Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,608,851
Class II Shares	5,929,518
Class Y Shares	138,451,201

Total	146,989,570

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.37
Class II Shares	$9.35
Class Y Shares	$9.39

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Year Ended December 31, 2012

NVIT Multi-Manager Large Cap Value Fund
INVESTMENT INCOME:
Dividend income	$33,660,849
Income from securities lending (Note 2)	30,354
Other income	629
Foreign tax withholding	(189,958)

Total Income	33,501,874

EXPENSES:
Investment advisory fees	8,186,922
Fund administration fees	417,521
Distribution fees Class II Shares	132,481
Administrative servicing fees Class I Shares	35,756
Administrative servicing fees Class II Shares	79,489
Professional fees	74,947
Printing fees	21,819
Trustee fees	45,481
Custodian fees	46,316
Compliance program costs (Note 3)	4,601
Other	33,269

Total expenses before earnings credit and fees waived	9,078,602

Earnings credit (Note 4)	(317)
Investment advisory fees waived (Note 3)	(354,414)

Net Expenses	8,723,871

NET INVESTMENT INCOME	24,778,003

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	94,691,214
Net realized losses from foreign currency transactions (Note 2)	(32,389)

Net realized gains from investment and foreign currency transactions	94,658,825

Net change in unrealized appreciation/(depreciation) from investments	89,659,631
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	3,784

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	89,663,415

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	184,322,240

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$209,100,243

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	NVIT Multi-Manager Large Cap Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$24,778,003	$13,558,357
Net realized gains from investment and foreign currency transactions	94,658,825	19,594,799
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	89,663,415	(86,033,202)

Change in net assets resulting from operations	209,100,243	(52,880,046)

Distributions to Shareholders From:
Net investment income:
Class I	(320,463)	(288,094)
Class II	(623,718)	(443,869)
Class Y	(18,716,442)	(12,811,117)
Net realized gains:
Class I	–	(846,906)
Class II	–	(1,731,672)
Class Y	–	(39,073,539)

Change in net assets from shareholder distributions	(19,660,623)	(55,195,197)

Change in net assets from capital transactions	64,785,013	429,827,953

Change in net assets	254,224,633	321,752,710

Net Assets:
Beginning of year	1,125,267,449	803,514,739

End of year	$1,379,492,082	$1,125,267,449

Accumulated undistributed (distributions in excess of) net investment income at end of year	$5,437,808	$(9,950)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$3,128,063	$5,893,457
Dividends reinvested	320,463	1,135,000
Cost of shares redeemed	(6,139,673)	(12,917,963)

Total Class I Shares	(2,691,147)	(5,889,506)

Class II Shares
Proceeds from shares issued	8,913,127	9,676,756
Dividends reinvested	623,718	2,175,541
Cost of shares redeemed	(10,367,912)	(9,719,334)

Total Class II Shares	(831,067)	2,132,963

Class Y Shares
Proceeds from shares issued	133,142,386	439,579,476
Dividends reinvested	18,716,442	51,884,656
Cost of shares redeemed	(83,551,601)	(57,879,636)

Total Class Y Shares	68,307,227	433,584,496

Change in net assets from capital transactions	$64,785,013	$429,827,953

21

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Large Cap Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class I Shares
Issued	345,012	650,741
Reinvested	34,720	138,625
Redeemed	(693,290)	(1,440,359)

Total Class I Shares	(313,558)	(650,993)

Class II Shares
Issued	1,000,580	1,120,225
Reinvested	67,795	267,324
Redeemed	(1,164,131)	(1,116,765)

Total Class II Shares	(95,756)	270,784

Class Y Shares
Issued	15,169,661	51,158,755
Reinvested	2,025,589	6,343,388
Redeemed	(9,261,455)	(7,027,407)

Total Class Y Shares	7,933,795	50,474,736

Total change in shares	7,524,481	50,094,527

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Large Cap Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$8.06	0.16	1.27	1.43	(0.12)	–	(0.12)	$9.37	17.81%	$24,456,461	0.81%	1.78%	0.84%	100.78%
Year Ended December 31, 2011(e)	$8.98	0.11	(0.63)	(0.52)	(0.10)	(0.30)	(0.40)	$8.06	(5.83)%	$23,554,161	0.84%	1.21%	0.84%	81.38%
Year Ended December 31, 2010(e)	$8.35	0.08	1.00	1.08	(0.06)	(0.39)	(0.45)	$8.98	13.05%	$32,095,261	0.88%	0.98%	0.88%	107.33%
Year Ended December 31, 2009(e)	$6.62	0.10	1.71	1.81	(0.08)	–	(0.08)	$8.35	27.59%	$6,982,599	0.89%	1.28%	0.89%	95.68%
Period Ended December 31, 2008(f)	$10.00	0.07	(3.38)	(3.31)	(0.07)	–	(0.07)	$6.62	(33.19)%	$368,717	0.87%	1.81%	0.99%	72.96%

Class II Shares
Year Ended December 31, 2012(e)	$8.04	0.14	1.27	1.41	(0.10)	–	(0.10)	$9.35	17.59%	$55,429,721	1.06%	1.55%	1.09%	100.78%
Year Ended December 31, 2011(e)	$8.96	0.08	(0.62)	(0.54)	(0.08)	(0.30)	(0.38)	$8.04	(6.09)%	$48,441,288	1.10%	0.96%	1.10%	81.38%
Year Ended December 31, 2010(e)	$8.34	0.05	1.01	1.06	(0.05)	(0.39)	(0.44)	$8.96	12.75%	$51,567,612	1.13%	0.64%	1.13%	107.33%
Year Ended December 31, 2009(e)	$6.61	0.08	1.72	1.80	(0.07)	–	(0.07)	$8.34	27.41%	$49,508,983	1.14%	1.04%	1.14%	95.68%
Period Ended December 31, 2008(f)	$10.00	0.06	(3.38)	(3.32)	(0.07)	–	(0.07)	$6.61	(33.34)%	$3,488,798	1.16%	1.38%	1.26%	72.96%

Class Y Shares
Year Ended December 31, 2012(e)	$8.07	0.17	1.29	1.46	(0.14)	–	(0.14)	$9.39	18.09%	$1,299,605,900	0.66%	1.95%	0.69%	100.78%
Year Ended December 31, 2011(e)	$8.99	0.13	(0.64)	(0.51)	(0.11)	(0.30)	(0.41)	$8.07	(5.69)%	$1,053,272,000	0.70%	1.44%	0.70%	81.38%
Year Ended December 31, 2010(e)	$8.35	0.09	1.01	1.10	(0.07)	(0.39)	(0.46)	$8.99	13.29%	$719,851,866	0.73%	1.06%	0.73%	107.33%
Year Ended December 31, 2009(e)	$6.62	0.11	1.71	1.82	(0.09)	–	(0.09)	$8.35	27.77%	$285,142,120	0.74%	1.50%	0.74%	95.68%
Period Ended December 31, 2008(f)	$10.00	0.08	(3.38)	(3.30)	(0.08)	–	(0.08)	$6.62	(33.16)%	$93,079,713	0.77%	1.66%	0.87%	72.96%

Amounts designated as "–" are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Large Cap Value Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security

24

Notes to Financial Statements (Continued)

December 31, 2012

trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Exchange-traded funds that are traded on a national securities exchange are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$24,657,822	$—	$—	$24,657,822
Air Freight & Logistics	12,699,283	3,771,891	—	16,471,174
Airlines	2,831,341	—	—	2,831,341
Auto Components	8,458,381	—	—	8,458,381
Automobiles	13,664,727	—	—	13,664,727
Beverages	19,299,805	—	—	19,299,805
Capital Markets	49,876,156	—	—	49,876,156
Chemicals	44,035,195	3,369,214	—	47,404,409
Commercial Banks	72,277,913	—	—	72,277,913

25

Notes to Financial Statements (Continued)

December 31, 2012

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks (continued)
Communications Equipment	$39,083,698	$—	$—	$39,083,698
Computers & Peripherals	16,487,708	—	—	16,487,708
Construction & Engineering	6,258,775	—	—	6,258,775
Consumer Finance	12,809,514	—	—	12,809,514
Containers & Packaging	4,498,682	—	—	4,498,682
Diversified Consumer Services	3,630,690	—	—	3,630,690
Diversified Financial Services	111,287,092	—	—	111,287,092
Diversified Telecommunication Services	14,944,456	—	—	14,944,456
Electric Utilities	30,400,517	—	—	30,400,517
Electrical Equipment	10,919,132	—	—	10,919,132
Electronic Equipment, Instruments & Components	12,351,421	—	—	12,351,421
Energy Equipment & Services	38,599,769	—	—	38,599,769
Food & Staples Retailing	15,630,455	—	—	15,630,455
Food Products	34,921,340	7,306,560	—	42,227,900
Gas Utilities	3,342,962	4,478,277	—	7,821,239
Health Care Equipment & Supplies	24,599,806	—	—	24,599,806
Health Care Providers & Services	45,434,639	—	—	45,434,639
Hotels, Restaurants & Leisure	9,901,587	—	—	9,901,587
Household Durables	8,826,870	—	—	8,826,870
Household Products	6,794,431	—	—	6,794,431
Independent Power Producers & Energy Traders	12,484,955	—	—	12,484,955
Industrial Conglomerates	20,746,936	—	—	20,746,936
Information Technology Services	20,462,982	—	—	20,462,982
Insurance	98,399,279	—	—	98,399,279
Internet Software & Services	13,142,310	—	—	13,142,310
Leisure Equipment & Products	3,040,925	—	—	3,040,925
Life Sciences Tools & Services	18,903,934	—	—	18,903,934
Machinery	23,750,709	—	—	23,750,709
Media	42,238,846	—	—	42,238,846
Metals & Mining	4,097,114	—	—	4,097,114
Multiline Retail	12,743,407	—	—	12,743,407
Multi-Utilities	4,467,753	—	—	4,467,753
Oil, Gas & Consumable Fuels	163,249,528	—	—	163,249,528
Paper & Forest Products	8,610,619	—	—	8,610,619
Personal Products	2,823,210	—	—	2,823,210
Pharmaceuticals	83,279,134	15,880,332	—	99,159,466
Professional Services	6,714,008	—	—	6,714,008
Real Estate Investment Trusts (REITs)	28,176,680	—	—	28,176,680
Road & Rail	5,491,304	—	—	5,491,304
Semiconductors & Semiconductor Equipment	18,540,281	—	—	18,540,281
Software	21,656,846	—	—	21,656,846
Specialty Retail	5,525,342	—	—	5,525,342
Textiles, Apparel & Luxury Goods	2,404,477	—	—	2,404,477
Tobacco	3,771,666	—	—	3,771,666
Trading Companies & Distributors	3,092,629	—	—	3,092,629
Total Common Stocks	$1,326,339,041	$34,806,274	$—	$1,361,145,315
Exchange Traded Fund	1,471,692	—	—	1,471,692
Mutual Fund	18,571,123	—	—	18,571,123
Repurchase Agreements	—	14,884,963	—	14,884,963
Total	$1,346,381,856	$49,691,237	$—	$1,396,073,093

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

26

Notes to Financial Statements (Continued)

December 31, 2012

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

27

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$14,794,812	$14,884,963

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses, passive foreign investment company gain/loss on sales, real estate investment trust (“REIT”) returns of capital dividends, and REIT capital gain dividend reclassifications. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from the Fund’s investments in U.S. REITs often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

28

Notes to Financial Statements (Continued)

December 31, 2012

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Wellington Management Company, LLP
The Boston Company Asset Management, LLC
Massachusetts Financial Services Company(a)
Goldman Sachs Asset Management, L.P.(b)

(a)	Effective April 2, 2012, Massachusetts Financial Services Company was appointed as a subadviser to the Fund.

(b)	Effective March 30, 2012, Goldman Sachs Asset Management, L.P. was terminated and ceased serving as a subadviser to the Fund.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.65%
$1 billion and more	0.60%

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.77% for all share classes until at least April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed

29

Notes to Financial Statements (Continued)

December 31, 2012

the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $354,414, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider fee for these services.

Under terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $417,521 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $4,601.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $115,245 in administrative services fees from the Fund.

30

Notes to Financial Statements (Continued)

December 31, 2012

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $1,339,524,745 and sales of $1,270,813,086 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

31

Notes to Financial Statements (Continued)

December 31, 2012

8.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $131,924 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$19,660,623	$—	$19,660,623	$—	$19,660,623

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$35,935,672	$19,259,525	$55,195,197	$—	$55,195,197

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$54,447,299	$27,571,193	$82,018,492	$—	$73,527,868	$155,546,360

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/ (depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,322,548,418	$118,247,784	$(44,723,109)	$73,524,675

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Large Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

33

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 35.57%.

34

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

35

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

36

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

37

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

38

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

39

NVIT Multi-Manager Mid Cap Growth Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

13	Statement of Investments

17	Statement of Assets and Liabilities

19	Statement of Operations

20	Statements of Changes in Net Assets

22	Financial Highlights

23	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Supplemental Information

35	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-MCG (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in stocks of mid-sized companies.

Growth funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in foreign securities.

The Fund is subject to stock market risk and portfolio turnover risk.

Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of the other subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2

Important Disclosures (Continued)

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in

3

Important Disclosures (Continued)

mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Neuberger Berman Management LLC or Wells Capital Management, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Neuberger Berman Management LLC or Wells Capital Management, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®.

First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

5

Summary of Market Environment (Continued)

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Multi-Manager Mid Cap Growth Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Multi-Manager Mid Cap Growth Fund (Class I) returned 14.90% versus 15.81% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Mid-Cap Growth Funds (consisting of 116 funds as of December 31, 2012) was 14.20% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributors to Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the consumer staples, telecommunication services and industrials sectors.

The Fund’s holdings of SBA Communications Corp., an independent owner and operator of wireless communications towers, contributed to Fund performance relative to the Fund’s benchmark during the reporting period. During 2012, investors were attracted to companies with strong revenue potential. With principal operations in the United States, as well as properties in Canada and Central America, SBA Communications’ primary business line is site leasing. Demand for space on SBA’s towers should bring the company benefits from increased spending by telecommunication services providers on SBA’s 4G LTE networks. Wireless carriers need to invest to support greater bandwidth demand, which is primarily being driven by the proliferation of smartphones and tablets. Throughout 2012, the market rewarded SBA’s strong execution and topline growth. In the fourth quarter of 2012, the release of better-than-expected 2013 guidance boosted SBA’s stock.

Fund holding Rackspace Hosting, Inc. offers a portfolio of cloud computing services, including dedicated and public cloud hosting. Rackspace sells its services to small and medium-sized businesses as well as large enterprises in more than 120 countries. The Fund’s holdings in Rackspace contributed to relative Fund performance during the reporting period as Rackspace delivered better-than-expected results and successfully launched its newest product, OpenStack, an operating system for building public and private clouds.

Another relative contributor to Fund performance during the reporting period was Fund holding Catalyst Health Solutions, Inc., a full-service pharmacy benefit management (PBM) company with a network of approximately 63,000 pharmacies. Catalyst Health Solutions’ customers include self-insured employers, including state and local governments, managed care organizations, unions, third-party administrators, hospices and individuals. Catalyst Health Solutions agreed to be acquired by SXC Health Solutions Corp. during the second quarter of 2012, a deal that was well received by the market. The combined entity was rebranded as Catamaran Corp.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The greatest detractors from Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the materials, health-care and consumer discretionary sectors.

In terms of individual Fund holdings, the Fund’s underweight position relative to the Fund’s benchmark in outperforming Regeneron Pharmaceuticals, Inc., a biopharmaceutical company that discovers, invents, develops, manufactures and commercializes medicines for the treatment of serious medical conditions, detracted from relative Fund performance during the reporting period. Regeneron showed a dramatic price increase during 2012 as the company raised its 2012 outlook for its Eylea eye-disease drug.

Fund holding ServiceSource International, Inc., a business process outsourcer, was another relative detractor from Fund performance during the reporting period. In the third quarter of 2012, ServiceSource International’s stock declined after the company significantly reduced its revenue expectations. Fund holding LogMeIn, Inc. is a provider of software as a service-based remote connectivity as well as a supplier of collaboration and support solutions to businesses and consumers. LogMeIn also detracted from Fund performance on a relative basis during the reporting period. LogMeIn’s stock declined after the company reported second-quarter 2012 revenues that were slightly below consensus estimates, based on a weakening European market. Concerns about Europe also led LogMeIn to reduce its 2012 earnings guidance.

7

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

Neuberger Berman Management LLC

Portfolio Manager:

Kenneth J. Turek, CFA

Subadviser:

Wells Capital Management, Inc.

Portfolio Managers:

Thomas J. Pence, CFA; Michael T. Smith, CFA; and Chris Warner

8

Fund Performance	NVIT Multi-Manager Mid Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	14.90%	3.36%
Class II	14.64%	3.10%
Class Y	15.07%	3.45%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio*
Class I	0.89%
Class II	1.14%
Class Y	0.82%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

9

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Multi-Manager Mid Cap Value Fund since inception through 12/31/12 versus performance of the Russell® Midcap Growth Index(a) and the Consumer Price Index (CPI)(b) from 4/1/08 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell Midcap® Growth Index is an unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Multi-Manager Mid Cap Growth Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,038.00	4.41	0.86
	Hypothetical[b]	1,000.00	1,020.81	4.37	0.86
Class II Shares	Actual	1,000.00	1,036.50	5.68	1.11
	Hypothetical[b]	1,000.00	1,019.56	5.63	1.11
Class Y Shares	Actual	1,000.00	1,038.80	4.05	0.79
	Hypothetical[b]	1,000.00	1,021.17	4.01	0.79

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

11

Portfolio Summary	NVIT Multi-Manager Mid Cap Growth Fund
December 31, 2012

Asset Allocation †
Common Stocks	99.5%
Repurchase Agreements	9.0%
Mutual Fund	0.7%
Liabilities in excess of other assets††	(9.2%)

100.0%

Top Industries †††
Software	8.5%
Specialty Retail	8.1%
Biotechnology	4.4%
Internet Software & Services	3.7%
Road & Rail	3.7%
Information Technology Services	3.6%
Machinery	3.6%
Health Care Providers & Services	3.3%
Aerospace & Defense	3.2%
Wireless Telecommunication Services	3.1%
Other Industries*	54.8%

100.0%

Top Holdings †††
SBA Communications Corp., Class A	2.4%
Kansas City Southern	1.9%
Affiliated Managers Group, Inc.	1.6%
Airgas, Inc.	1.5%
Alliance Data Systems Corp.	1.5%
Rackspace Hosting, Inc.	1.5%
PVH Corp.	1.4%
Catamaran Corp.	1.4%
Verisk Analytics, Inc.	1.3%
Aspen Technology, Inc.	1.3%
Other Holdings*	84.2%

100.0%

Top Countries †††
United States	87.7%
Israel	0.9%
Panama	0.8%
Canada	0.7%
Singapore	0.6%
Netherlands	0.5%
Argentina	0.5%
Other Countries*	8.3%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Please refer to Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

12

Statement of Investments

December 31, 2012

NVIT Multi-Manager Mid Cap Growth Fund

Common Stocks 99.5%

	Shares	Market Value

ARGENTINA 0.5%
Internet Software & Services 0.5%
MercadoLibre, Inc. (a)	54,200	$4,258,494

CANADA 0.7%
Road & Rail 0.4%
Canadian Pacific Railway Ltd.	32,500	3,302,650

Textiles, Apparel & Luxury Goods 0.3%
Lululemon Athletica, Inc.* (a)	30,000	2,286,900

		5,589,550

ISRAEL 1.0%
Household Durables 0.6%
SodaStream International Ltd.* (a)	100,300	4,502,467

Semiconductors & Semiconductor Equipment 0.4%
EZchip Semiconductor Ltd.* (a)	105,900	3,502,113

		8,004,580

NETHERLANDS 0.6%
Electrical Equipment 0.3%
Sensata Technologies Holding NV*	75,000	2,436,000

Energy Equipment & Services 0.3%
Core Laboratories NV	20,000	2,186,200

		4,622,200

PANAMA 0.9%
Airlines 0.9%
Copa Holdings SA, Class A	70,300	6,991,335

SINGAPORE 0.6%
Semiconductors & Semiconductor Equipment 0.6%
Avago Technologies Ltd.	157,600	4,989,616

UNITED STATES 95.2%
Aerospace & Defense 3.5%
B/E Aerospace, Inc.*	89,100	4,401,540
HEICO Corp.	100,100	4,480,476
Precision Castparts Corp.	24,800	4,697,616
TransDigm Group, Inc.	58,800	8,017,968
Triumph Group, Inc.	95,300	6,223,090

		27,820,690

Auto Components 0.4%
BorgWarner, Inc.*	44,500	3,187,090

Automobiles 0.7%
Tesla Motors, Inc.* (a)	158,306	5,361,824

Beverages 0.9%
Beam, Inc.	50,000	3,054,500
Constellation Brands, Inc., Class A*	119,800	4,239,722

		7,294,222

Biotechnology 4.8%
Achillion Pharmaceuticals, Inc.* (a)	128,100	1,027,362
Alexion Pharmaceuticals, Inc.*	70,000	6,566,700

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Biotechnology (continued)
ARIAD Pharmaceuticals, Inc.*	60,000	$1,150,800
BioMarin Pharmaceutical, Inc.*	139,052	6,848,311
Cepheid, Inc.*	165,900	5,609,079
Cubist Pharmaceuticals, Inc.*	182,900	7,692,774
Medivation, Inc.*	37,000	1,892,920
Onyx Pharmaceuticals, Inc.*	72,400	5,468,372
Orexigen Therapeutics, Inc.* (a)	346,900	1,828,163

		38,084,481

Building Products 0.5%
Fortune Brands Home & Security, Inc.*	125,000	3,652,500

Capital Markets 2.7%
Affiliated Managers Group, Inc.*	107,600	14,004,140
Raymond James Financial, Inc.	85,000	3,275,050
Stifel Financial Corp.*	122,900	3,929,113

		21,208,303

Chemicals 2.2%
Airgas, Inc.	140,700	12,844,503
Ashland, Inc.	52,500	4,221,525

		17,066,028

Commercial Services & Supplies 1.2%
Clean Harbors, Inc.*	40,000	2,200,400
Stericycle, Inc.*	80,000	7,461,600

		9,662,000

Communications Equipment 0.6%
Aruba Networks, Inc.*	60,000	1,245,000
F5 Networks, Inc.*	32,100	3,118,515

		4,363,515

Computers & Peripherals 0.5%
Stratasys Ltd.*	49,400	3,959,410

Containers & Packaging 0.2%
Packaging Corp. of America	50,000	1,923,500

Distributors 0.2%
LKQ Corp.*	60,000	1,266,000

Diversified Financial Services 0.6%
IntercontinentalExchange, Inc.*	35,972	4,453,693

Diversified Telecommunication Services 0.7%
Iridium Communications, Inc.* (a)	503,400	3,392,916
tw telecom, inc.*	95,000	2,419,650

		5,812,566

Electrical Equipment 2.5%
AMETEK, Inc. (a)	177,550	6,670,553
Generac Holdings, Inc.	55,000	1,887,050
Regal-Beloit Corp.	57,800	4,073,166
Roper Industries, Inc.	62,000	6,911,760

		19,542,529

13

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Electronic Equipment, Instruments & Components 1.9%
FEI Co.	86,800	$4,813,928
IPG Photonics Corp. (a)	31,300	2,086,145
Trimble Navigation Ltd.*	140,700	8,411,046

		15,311,119

Energy Equipment & Services 2.1%
Cameron International Corp.*	55,000	3,105,300
GulfMark Offshore, Inc., Class A	75,408	2,597,806
Oceaneering International, Inc.	45,000	2,420,550
Oil States International, Inc.*	120,200	8,599,108

		16,722,764

Food & Staples Retailing 1.5%
Fresh Market, Inc. (The)*	83,600	4,020,324
PriceSmart, Inc.	48,500	3,736,925
Whole Foods Market, Inc.	46,000	4,201,180

		11,958,429

Food Products 0.8%
Annie’s, Inc.* (a)	106,891	3,573,366
Smart Balance, Inc.*	206,600	2,665,140

		6,238,506

Health Care Equipment & Supplies 3.1%
Align Technology, Inc.* (a)	119,400	3,313,350
Cooper Cos., Inc. (The)	30,000	2,774,400
Edwards Lifesciences Corp.*	21,500	1,938,655
Intuitive Surgical, Inc.*	7,300	3,579,701
Sirona Dental Systems, Inc.*	82,600	5,324,396
Thoratec Corp.*	142,700	5,354,104
Volcano Corp.*	82,500	1,947,825

		24,232,431

Health Care Providers & Services 3.6%
Catamaran Corp.*	257,600	12,135,536
DaVita HealthCare Partners, Inc.*	37,500	4,144,875
Hanger, Inc.*	168,038	4,597,520
Laboratory Corp of America Holdings*	23,400	2,026,908
Team Health Holdings, Inc.*	200,600	5,771,262

		28,676,101

Health Care Technology 1.4%
athenahealth, Inc.* (a)	52,400	3,848,780
Cerner Corp.*	90,000	6,987,600

		10,836,380

Hotels, Restaurants & Leisure 1.6%
Buffalo Wild Wings, Inc.*	34,000	2,475,880
Panera Bread Co., Class A*	43,852	6,965,013
Starwood Hotels & Resorts Worldwide, Inc.	51,500	2,954,040

		12,394,933

Household Durables 0.4%
Jarden Corp.*	56,800	2,936,560

Household Products 0.6%
Church & Dwight Co., Inc.	84,500	4,526,665

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Information Technology Services 3.9%
Alliance Data Systems Corp.* (a)	86,600	$12,536,216
Cognizant Technology Solutions Corp., Class A*	61,900	4,583,695
CoreLogic, Inc.*	167,301	4,503,743
Gartner, Inc.*	83,953	3,863,517
Teradata Corp.*	35,000	2,166,150
Vantiv, Inc., Class A*	145,011	2,961,125

		30,614,446

Internet & Catalog Retail 1.0%
Expedia, Inc.	126,800	7,791,860

Internet Software & Services 3.5%
Angie’s List, Inc.* (a)	179,760	2,155,322
CoStar Group, Inc.*	52,600	4,700,862
ExactTarget, Inc.*	231,066	4,621,320
Liquidity Services, Inc.*	92,500	3,779,550
Rackspace Hosting, Inc.*	168,100	12,484,787

		27,741,841

Leisure Equipment & Products 0.5%
LeapFrog Enterprises, Inc.*	497,182	4,290,681

Life Sciences Tools & Services 1.2%
Bruker Corp.*	268,103	4,093,933
Illumina, Inc.* (a)	89,400	4,969,746

		9,063,679

Machinery 3.9%
Chart Industries, Inc.*	61,800	4,120,206
Colfax Corp.*	108,959	4,396,496
Cummins, Inc.	20,000	2,167,000
Donaldson Co., Inc.	127,500	4,187,100
Graco, Inc.	113,800	5,859,562
Pall Corp.	70,000	4,218,200
Wabtec Corp.	68,600	6,005,244

		30,953,808

Media 1.7%
AMC Networks, Inc., Class A*	92,500	4,578,750
Discovery Communications, Inc., Class A*	50,500	3,205,740
Virgin Media, Inc. (a)	142,700	5,244,225

		13,028,715

Metals & Mining 0.1%
Carpenter Technology Corp.	20,000	1,032,600

Multiline Retail 0.5%
Dollar Tree, Inc.*	97,500	3,954,600

Oil, Gas & Consumable Fuels 2.9%
Approach Resources, Inc.*	135,920	3,399,359
Cabot Oil & Gas Corp.	170,500	8,480,670
Concho Resources, Inc.*	25,000	2,014,000
Denbury Resources, Inc.*	182,500	2,956,500
Oasis Petroleum, Inc.*	45,000	1,431,000

14

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Oil, Gas & Consumable Fuels (continued)
PDC Energy, Inc.*	128,000	$4,250,880

		22,532,409

Pharmaceuticals 1.1%
Impax Laboratories, Inc.*	235,900	4,833,591
Perrigo Co.	38,000	3,953,140

		8,786,731

Professional Services 2.6%
Advisory Board Co. (The)*	160,000	7,486,400
Towers Watson & Co., Class A	17,500	983,675
Verisk Analytics, Inc., Class A*	228,055	11,630,805

		20,100,880

Real Estate Management & Development 1.7%
CBRE Group, Inc., Class A*	271,500	5,402,850
Jones Lang LaSalle, Inc.	61,900	5,195,886
Zillow, Inc., Class A* (a)	87,500	2,428,125

		13,026,861

Road & Rail 3.6%
Hertz Global Holdings, Inc.*	380,018	6,182,893
J.B. Hunt Transport Services, Inc.	96,900	5,785,899
Kansas City Southern	200,000	16,696,000

		28,664,792

Semiconductors & Semiconductor Equipment 1.3%
Altera Corp.	78,600	2,706,984
Cavium, Inc.*	121,000	3,776,410
Skyworks Solutions, Inc.*	185,500	3,765,650

		10,249,044

Software 9.3%
ACI Worldwide, Inc.*	130,300	5,692,807
ANSYS, Inc.*	79,000	5,319,860
Aspen Technology, Inc.*	395,900	10,942,676
BroadSoft, Inc.* (a)	159,836	5,806,842
Citrix Systems, Inc.*	59,900	3,938,425
CommVault Systems, Inc.*	94,200	6,566,682
Concur Technologies, Inc.* (a)	29,500	1,991,840
Fortinet, Inc.*	247,006	5,204,417
Guidewire Software, Inc.*	164,300	4,882,996
Informatica Corp.*	80,000	2,425,600
MICROS Systems, Inc.*	86,200	3,658,328
Red Hat, Inc.*	70,300	3,723,088
Salesforce.com, Inc.*	25,800	4,336,980
ServiceNow, Inc.* (a)	81,075	2,434,682
Splunk, Inc.*	62,500	1,813,750
TIBCO Software, Inc.*	94,300	2,075,543
Ultimate Software Group, Inc.*	22,500	2,124,225

		72,938,741

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Specialty Retail 8.9%
Cabela’s, Inc.*	60,000	$2,505,000
Chico’s FAS, Inc.	242,000	4,467,320
Dick’s Sporting Goods, Inc.	102,100	4,644,529
DSW, Inc., Class A	153,503	10,083,612
GNC Holdings, Inc., Class A	179,885	5,986,573
Hibbett Sports, Inc.*	77,962	4,108,597
Lumber Liquidators Holdings, Inc.* (a)	74,200	3,919,986
O’Reilly Automotive, Inc.*	47,000	4,202,740
PetSmart, Inc.	40,000	2,733,600
Ross Stores, Inc.	67,500	3,655,125
Tractor Supply Co.	50,700	4,479,852
Ulta Salon Cosmetics & Fragrance, Inc.	56,874	5,588,439
Urban Outfitters, Inc.*	115,000	4,526,400
Williams-Sonoma, Inc.	205,800	9,007,866

		69,909,639

Textiles, Apparel & Luxury Goods 2.5%
PVH Corp.	109,800	12,188,898
Under Armour, Inc., Class A* (a)	154,400	7,493,032

		19,681,930

Thrifts & Mortgage Finance 0.4%
Ocwen Financial Corp.*	100,000	3,459,000

Trading Companies & Distributors 2.0%
Fastenal Co.	115,000	5,369,350
MSC Industrial Direct Co., Inc., Class A	51,300	3,866,994
United Rentals, Inc.*	49,000	2,230,480
WESCO International, Inc.* (a)	67,600	4,558,268

		16,025,092

Wireless Telecommunication Services 3.4%
Crown Castle International Corp.*	81,600	5,888,256
SBA Communications Corp., Class A*	297,129	21,102,102

		26,990,358

		749,329,946

Total Common Stocks (cost $646,957,752)		783,785,721

Mutual Fund 0.7%
Money Market Fund 0.7%
Fidelity Institutional Money Market Fund—Institutional Class, 0.18% (b)	5,384,555	5,384,555

Total Mutual Fund (cost $5,384,555)		5,384,555

15

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Mid Cap Growth Fund (Continued)

Repurchase Agreements 9.0%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.18%, dated 12/31/12, due 01/02/13, repurchase price $35,000,350, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.20% to 6.25%, maturing 01/12/15 to 05/15/29 and U.S. Government Treasury Securities, 0.13%, maturing 12/31/14; total market value $35,700,001. (c)	$35,000,000	$35,000,000
Credit Suisse (USA) LLC, 0.22%, dated 12/31/12, due 01/02/13, repurchase price $36,075,783, collateralized by U.S. Government Treasury Securities, 0.00%, maturing 01/03/13 to 12/12/13; total market value $36,796,906. (c)	36,075,342	36,075,342

Total Repurchase Agreements (cost $71,075,342)		71,075,342

Total Investments (cost $723,417,649) (d) — 109.2%		860,245,618

Liabilities in excess of other assets — (9.2)%		(72,831,621)

NET ASSETS — 100.0%		$787,413,997

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2012. The total value of securities on loan at December 31, 2012 was $70,957,201.

(b)	Represents 7-day effective yield as of December 31, 2012.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2012 was $71,075,342.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

December 31, 2012

NVIT Multi-Manager Mid Cap Growth Fund
Assets:
Investments, at value *(cost $652,342,307)	$789,170,276
Repurchase agreements, at value and cost	71,075,342

Total Investments	860,245,618

Dividends receivable	39,794
Security lending income receivable	159,880
Receivable for investments sold	1,352,805
Receivable for capital shares issued	292,613
Prepaid expenses	1,863

Total Assets	862,092,573

Liabilities:
Payable for investments purchased	1,447,918
Payable for capital shares redeemed	1,504,464
Payable upon return of securities loaned (Note 2)	71,075,342
Accrued expenses and other payables:
Investment advisory fees	478,760
Fund administration fees	25,972
Distribution fees	27,050
Administrative servicing fees	37,696
Accounting and transfer agent fees	635
Custodian fees	4,590
Professional fees	14,259
Printing fees	28,165
Recoupment fees	31,721
Other	2,004

Total Liabilities	74,678,576

Net Assets	$787,413,997

Represented by:
Capital	$589,803,089
Accumulated net realized gains from investment, futures, forward and foreign currency transactions	60,782,939
Net unrealized appreciation/(depreciation) from investments	136,827,969

Net Assets	$787,413,997

Net Assets:
Class I Shares	$369,497,291
Class II Shares	126,506,762
Class Y Shares	291,409,944

Total	$787,413,997

*	Includes value of securities on loan of $70,957,201 (Note 2).

17

Statement of Assets and Liabilities (Continued)

December 31, 2012

NVIT Multi-Manager Mid Cap Growth Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	34,713,164
Class II Shares	12,046,897
Class Y Shares	27,263,283

Total	74,023,344

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.64
Class II Shares	$10.50
Class Y Shares	$10.69

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2012

NVIT Multi-Manager Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$5,392,454
Income from securities lending (Note 2)	1,697,615
Other income	360
Foreign tax withholding	(10,776)

Total Income	7,079,653

EXPENSES:
Investment advisory fees	6,019,708
Fund administration fees	287,525
Distribution fees Class II Shares	336,086
Administrative servicing fees Class I Shares	272,813
Administrative servicing fees Class II Shares	94,106
Professional fees	46,703
Printing fees	36,139
Trustee fees	30,212
Custodian fees	30,722
Accounting and transfer agent fees	1,549
Compliance program costs (Note 3)	3,326
Recoupment fees (Note 3)	70,192
Other	26,409

Total expenses before earnings credit and fees waived	7,255,490

Earnings credit (Note 4)	(277)
Investment advisory fees waived (Note 3)	(115,294)

Net Expenses	7,139,919

NET INVESTMENT LOSS	(60,266)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	66,803,802
Net realized gains from futures transactions (Note 2)	125,605
Net realized losses from forward and foreign currency transactions (Note 2)	(22,649)

Net realized gains from investment, futures, forward and foreign currency transactions	66,906,758

Net change in unrealized appreciation/(depreciation) from investments	47,998,690
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(30,745)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	328

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	47,968,273

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	114,875,031

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$114,814,765

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment loss	$(60,266)	$(4,024,771)
Net realized gains from investment, futures, forward and foreign currency transactions	66,906,758	142,529,553
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	47,968,273	(176,861,748)

Change in net assets resulting from operations	114,814,765	(38,356,966)

Distributions to Shareholders From:
Net realized gains:
Class I	(35,600,289)	–
Class II	(12,403,817)	–
Class Y	(25,762,072)	–

Change in net assets from shareholder distributions	(73,766,178)	–

Change in net assets from capital transactions	(23,412,436)	(109,111,355)

Change in net assets	17,636,151	(147,468,321)

Net Assets:
Beginning of year	769,777,846	917,246,167

End of year	$787,413,997	$769,777,846

Accumulated net investment loss at end of year	$–	$(29,329)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,886,804	$6,210,823
Dividends reinvested	35,600,289	–
Cost of shares redeemed	(65,848,755)	(77,030,994)

Total Class I Shares	(27,361,662)	(70,820,171)

Class II Shares
Proceeds from shares issued	6,415,048	12,018,656
Dividends reinvested	12,403,817	–
Cost of shares redeemed	(34,706,785)	(35,186,821)

Total Class II Shares	(15,887,920)	(23,168,165)

Class Y Shares
Proceeds from shares issued	46,072,051	95,577,299
Dividends reinvested	25,762,072	–
Cost of shares redeemed	(51,996,977)	(110,700,318)

Total Class Y Shares	19,837,146	(15,123,019)

Change in net assets from capital transactions	$(23,412,436)	$(109,111,355)

20

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class I Shares
Issued	262,337	574,511
Reinvested	3,330,242	–
Redeemed	(5,951,724)	(7,237,588)

Total Class I Shares	(2,359,145)	(6,663,077)

Class II Shares
Issued	593,502	1,307,726
Reinvested	1,174,604	–
Redeemed	(3,161,168)	(3,302,328)

Total Class II Shares	(1,393,062)	(1,994,602)

Class Y Shares
Issued	4,183,301	8,924,362
Reinvested	2,400,939	–
Redeemed	(4,387,633)	(10,948,716)

Total Class Y Shares	2,196,607	(2,024,354)

Total change in shares	(1,555,600)	(10,682,033)

Amounts	designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$10.19	–	1.52	1.52	–	(1.07)	(1.07)	$10.64	14.90%	$369,497,291	0.87%	–	0.89%	79.49%
Year Ended December 31, 2011(e)	$10.64	(0.05)	(0.40)	(0.45)	–	–	–	$10.19	(4.23)%	$377,848,284	0.89%	(0.44)%	0.89%	139.33%
Year Ended December 31, 2010(e)	$8.39	(0.02)	2.27	2.25	–	–	–	$10.64	26.82%	$465,324,931	0.90%	(0.23)%	0.92%	85.24%
Year Ended December 31, 2009(e)	$6.61	(0.02)	1.80	1.78	–	–	–	$8.39	27.12%	$434,045,905	0.89%	(0.31)%	0.90%	146.76%
Period Ended December 31, 2008(f)	$10.00	(0.01)	(3.38)	(3.39)	–	–	–	$6.61	(33.90)%	$3,323,047	0.94%	(0.32)%	1.02%	108.89%

Class II Shares
Year Ended December 31, 2012(e)	$10.09	(0.03)	1.51	1.48	–	(1.07)	(1.07)	$10.50	14.64%	$126,506,762	1.12%	(0.24)%	1.14%	79.49%
Year Ended December 31, 2011(e)	$10.56	(0.07)	(0.40)	(0.47)	–	–	–	$10.09	(4.45)%	$135,634,593	1.14%	(0.69)%	1.14%	139.33%
Year Ended December 31, 2010(e)	$8.35	(0.04)	2.25	2.21	–	–	–	$10.56	26.47%	$163,001,390	1.15%	(0.47)%	1.17%	85.24%
Year Ended December 31, 2009(e)	$6.59	(0.04)	1.80	1.76	–	–	–	$8.35	26.71%	$176,404,557	1.15%	(0.56)%	1.18%	146.76%
Period Ended December 31, 2008(f)	$10.00	(0.02)	(3.39)	(3.41)	–	–	–	$6.59	(34.10)%	$82,944,963	1.18%	(0.57)%	1.26%	108.89%

Class Y Shares
Year Ended December 31, 2012(e)	$10.22	0.01	1.53	1.54	–	(1.07)	(1.07)	$10.69	15.07%	$291,409,944	0.80%	0.09%	0.82%	79.49%
Year Ended December 31, 2011(e)	$10.66	(0.04)	(0.40)	(0.44)	–	–	–	$10.22	(4.13)%	$256,294,969	0.82%	(0.37)%	0.82%	139.33%
Year Ended December 31, 2010(e)	$8.41	(0.01)	2.26	2.25	–	–	–	$10.66	26.75%	$288,919,846	0.83%	(0.12)%	0.84%	85.24%
Year Ended December 31, 2009(e)	$6.61	(0.02)	1.82	1.80	–	–	–	$8.41	27.23%	$113,349,997	0.83%	(0.24)%	0.85%	146.76%
Period Ended December 31, 2008(f)	$10.00	–	(3.39)	(3.39)	–	–	–	$6.61	(33.90)%	$33,016,515	0.82%	(0.14)%	0.99%	108.89%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Mid Cap Growth Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such

23

Notes to Financial Statements (Continued)

December 31, 2012

price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$783,785,721	$—	$—	$783,785,721
Mutual Fund	5,384,555	—	—	5,384,555
Repurchase Agreements	—	71,075,342	—	71,075,342
Total	$789,170,276	$71,075,342	$—	$860,245,618

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

24

Notes to Financial Statements (Continued)

December 31, 2012

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) on forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

At December 31, 2012, the Fund had no open forward foreign currency contracts.

(d)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

25

Notes to Financial Statements (Continued)

December 31, 2012

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

At December 31, 2012, the Fund had no open futures contracts.

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2012:

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2012

Realized Gain/(Loss):	Total
Futures Contracts Equity risk	$125,605
Forward Foreign Currency Contracts Currency risk	(77,912)
Total	$47,693

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2012

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts Currency risk	$(30,745)
Total	$(30,745)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type over the period. During April 2012, the Fund held futures contracts with an average notional balance of $8,467,700. For the remainder of the year ended December 31, 2012, the Fund had no investments in futures contracts.

(e)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

26

Notes to Financial Statements (Continued)

December 31, 2012

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2012, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$70,957,201	$71,075,342

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses and net operating losses not utilized. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(i)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

27

Notes to Financial Statements (Continued)

December 31, 2012

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Neuberger Berman Management LLC
Wells Capital Management, Inc.
American Century Investment Management, Inc.(b)

(b)	Effective June 21, 2012 American Century Investment Management, Inc. was terminated and ceased serving as a subadviser to the Fund.

28

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated Subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.82% for all share classes until at least April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2010 Amount	Fiscal Year 2011 Amount	Fiscal Year 2012 Amount	Total
$141,369	$—	$—	$141,369

Amounts designated as “—” are zero or have been rounded to zero.

Pursuant to the Expense Limitation Agreement, for the year ended December 31, 2012, the Fund reimbursed NFA in the amount of $70,192.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $115,294, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

29

Notes to Financial Statements (Continued)

December 31, 2012

During the year ended December 31, 2012, NFM received $287,525 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $3,326.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $366,919 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $626,686,412 and sales of $718,286,620 (excluding short-term securities).

30

Notes to Financial Statements (Continued)

December 31, 2012

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $32,241 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$73,766,178	$73,766,178	$—	$73,766,178

Amounts designated as “—” are zero or have been rounded to zero.

The Fund did not make any distributions for the year ended December 31, 2011.

31

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$64,160,540	$64,160,540	$—	$133,450,368	$197,610,908

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$726,795,250	$154,035,315	$(20,584,947)	$133,450,368

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Mid Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

33

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

The Fund designates $73,766,178, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

34

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

35

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

36

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

37

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

38

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

39

NVIT Multi-Manager Mid Cap Value Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

18	Statement of Assets and Liabilities

20	Statement of Operations

21	Statements of Changes in Net Assets

23	Financial Highlights

24	Notes to Financial Statements

35	Report of Independent Registered Public Accounting Firm

36	Supplemental Information

37	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-MCV (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in stocks of mid-sized companies.

Value funds may underperform other funds that use different investing styles.

Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds.

The Fund is subject to risks associated with investing in foreign securities.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of the other subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser.

The Fund is subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable.

2

Important Disclosures (Continued)

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell Midcap® Value Index: An unmanaged index of mid-capitalization value stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

3

Important Disclosures (Continued)

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of American Century Investment Management, Inc.; Columbia Management Investment Advisers, LLC; or Thompson, Siegel & Walmsley LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of American Century Investment Management, Inc.; Columbia Management Investment Advisers, LLC; or Thompson, Siegel & Walmsley LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

December 31, 2012

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Multi-Manager Mid Cap Value Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Multi-Manager Mid Cap Value Fund (Class II) returned 16.35% versus 18.51% for its benchmark, the Russell Midcap® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Multi-Cap Value Funds (consisting of 59 funds as of December 31, 2012) was 14.86% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributors to Fund performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the materials, utilities and industrials sectors.

In terms of individual Fund holdings, Eastman Chemical Co., a supplier of chemicals, fibers and plastics, was a strong relative contributor to Fund performance during the reporting period. Eastman Chemical’s solid underlying business fundamentals, driven by limited industry capacity growth, allowed the company to beat earnings and raise earnings guidance early in December 2012. In addition, the company announced a dividend increase.

Fund holding PPG Industries, Inc., a diversified supplier of coatings, stains, sealants, glass, chemicals and specialty materials, also contributed to the Fund’s relative performance during the reporting period. The company announced the acquisition of AkzoNobel’s North American architectural coatings business in mid-December 2012, a deal that was well received by the market. Another contributing Fund holding, personal lines insurer The Allstate Corp., posted solid earnings results during the course of 2012; the company benefited from declining natural disaster costs.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The most significant detractors from Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s investments in the energy, financials and consumer discretionary sectors.

The Fund’s holdings in specialty drugmaker Endo Health Solutions Inc. detracted from Fund performance on a relative basis during the reporting period. The company was under pressure as it transitions its painkiller drug to a crush-resistant material that will be less susceptible to abuse. Endo Health Solutions’ stock price declined after the company reported lackluster earnings results and due to potential generic competition for one of its core drugs. On a more positive note, investors were encouraged by the recent resignation of Endo Health’s CEO.

Fund holding DeVry Inc., a for-profit educator, underperformed due to industry-wide increases in the cost of attracting new students. Fund holding The Western Union Co., a money-transfer company, also disappointed. The service provider’s stock declined after the company announced pricing declines in the wake of an increasingly competitive market.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

The Fund’s investment in financial futures and forward foreign currency contracts had a positive effect on relative Fund performance during the reporting period. The Fund entered into financial futures contracts to gain exposure to the value of equities. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

American Century Investment Management, Inc.

Portfolio Managers:

Phillip N. Davidson, CFA; Michael Liss, CFA; and Kevin Toney, CFA

Subadviser:

Columbia Management Investment Advisers, LLC

Portfolio Managers:

Steve Schroll, Laton Spahr, CFA and Paul Stocking

Subadviser:

Thompson, Siegel & Walmsley LLC

Portfolio Manager:

Brett P. Hawkins, CFA, CPA

7

Fund Performance	NVIT Multi-Manager Mid Cap Value Fund

Average Annual Total Return

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	16.65%	5.32%
Class II	16.35%	5.11%
Class Y	16.73%	5.39%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
[2]	Since inception date of March 24, 2008.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.97%	0.96%
Class II	1.08%	1.07%
Class Y	0.82%	0.81%
*

Current effective prospectus dated April 30, 2012. The differences between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Multi-Manager Mid Cap Value Fund since inception through 12/31/12 versus performance of the Russell® Midcap Value Index(a) and the Consumer Price Index (CPI)(b) from 4/1/08 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell Midcap® Value Index is an unmanaged index of mid-capitalization value stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Multi-Manager Mid Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Multi-Manager Mid Cap Value Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,090.60	4.10	0.78
	Hypothetical[b]	1,000.00	1,021.22	3.96	0.78
Class II Shares	Actual	1,000.00	1,088.90	5.41	1.03
	Hypothetical[b]	1,000.00	1,019.96	5.23	1.03
Class Y Shares	Actual	1,000.00	1,091.50	4.05	0.77
	Hypothetical[b]	1,000.00	1,021.27	3.91	0.77

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary December 31, 2012	NVIT Multi-Manager Mid Cap Value Fund

Asset Allocation †
Common Stocks	96.8%
Mutual Fund	2.0%
Repurchase Agreement	1.4%
Exchange Traded Fund	1.1%
Warrant††	0.0%
Liabilities in excess of other assets	(1.3%)

100.0%

Top Industries †††
Insurance	10.8%
Oil, Gas & Consumable Fuels	5.8%
Commercial Banks	5.6%
Multi-Utilities	4.7%
Electric Utilities	4.3%
Semiconductors & Semiconductor Equipment	4.1%
Health Care Equipment & Supplies	4.1%
Health Care Providers & Services	3.8%
Pharmaceuticals	3.3%
Media	2.8%
Other Industries*	50.7%

100.0%

Top Holdings †††
Fidelity Institutional Money Market Fund—Institutional Class	2.0%
Zimmer Holdings, Inc.	1.2%
Eastman Chemical Co.	1.2%
Cigna Corp.	1.1%
Xcel Energy, Inc.	1.1%
iShares Russell Midcap Value Index Fund	1.1%
PPG Industries, Inc.	1.0%
Republic Services, Inc.	1.0%
Wisconsin Energy Corp.	1.0%
Amdocs Ltd.	1.0%
Other Holdings*	88.3%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Multi-Manager Mid Cap Value Fund

Common Stocks 96.8%

	Shares	Market Value

Aerospace & Defense 1.7%
Embraer SA, ADR-BR	67,890	$1,935,544
General Dynamics Corp.	47,975	3,323,228
L-3 Communications Holdings, Inc.	19,436	1,489,186
Northrop Grumman Corp.	73,233	4,949,086
Raytheon Co.	20,637	1,187,866
Rockwell Collins, Inc.	22,158	1,288,931

		14,173,841

Airlines 0.8%
Southwest Airlines Co.	515,201	5,275,658
United Continental Holdings, Inc.*	58,455	1,366,678

		6,642,336

Auto Components 1.6%
Autoliv, Inc.	17,445	1,175,619
Lear Corp.	98,000	4,590,320
TRW Automotive Holdings Corp.*	87,331	4,681,815
Visteon Corp.*	61,988	3,336,194

		13,783,948

Automobiles 0.2%
Ford Motor Co.	152,636	1,976,636

Beverages 0.9%
Dr Pepper Snapple Group, Inc.	167,528	7,401,387

Biotechnology 0.3%
United Therapeutics Corp.*	48,300	2,580,186

Building Products 0.6%
A.O. Smith Corp.	76,792	4,843,271

Capital Markets 2.3%
Charles Schwab Corp. (The)	184,997	2,656,557
Franklin Resources, Inc.	5,362	674,003
Invesco Ltd.	237,176	6,187,922
Lazard Ltd., Class A	59,091	1,763,275
Northern Trust Corp.	141,450	7,095,132
State Street Corp.	17,651	829,774

		19,206,663

Chemicals 2.8%
Agrium, Inc.	16,488	1,647,316
CF Industries Holdings, Inc.	12,400	2,519,184
Eastman Chemical Co.	147,550	10,040,778
Minerals Technologies, Inc.	10,960	437,523
PPG Industries, Inc.	64,660	8,751,731

		23,396,532

Commercial Banks 5.7%
CIT Group, Inc.*	132,224	5,109,135
Comerica, Inc.	252,119	7,649,291
Commerce Bancshares, Inc.	92,039	3,226,889

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Cullen/Frost Bankers, Inc.	25,821	$1,401,306
Fifth Third Bancorp	391,151	5,941,584
First Republic Bank	200,400	6,569,112
Huntington Bancshares, Inc.	541,497	3,460,166
KeyCorp	187,770	1,581,023
M&T Bank Corp.	30,166	2,970,446
PNC Financial Services Group, Inc.	53,644	3,127,982
SunTrust Banks, Inc.	103,821	2,943,325
TCF Financial Corp.	175,035	2,126,675
Westamerica Bancorporation (a)	47,008	2,002,071

		48,109,005

Commercial Services & Supplies 2.2%
ADT Corp. (The)	47,537	2,209,995
Corrections Corp. of America	22,139	785,270
Pitney Bowes, Inc. (a)	240,700	2,561,048
Republic Services, Inc.	296,887	8,707,696
RR Donnelley & Sons Co.	88,864	799,776
Tyco International Ltd.	84,494	2,471,449
Waste Management, Inc.	36,440	1,229,486

		18,764,720

Computers & Peripherals 1.3%
Dell, Inc.	110,200	1,116,326
NCR Corp.*	149,915	3,819,834
SanDisk Corp.*	31,968	1,392,526
Western Digital Corp.	111,166	4,723,444

		11,052,130

Construction & Engineering 1.1%
Chicago Bridge & Iron Co. NV	47,250	2,190,037
Jacobs Engineering Group, Inc.*	40,629	1,729,577
KBR, Inc.	62,786	1,878,557
URS Corp.	92,400	3,627,624

		9,425,795

Containers & Packaging 2.0%
Bemis Co., Inc.	215,585	7,213,474
Crown Holdings, Inc.*	102,800	3,784,068
Rock-Tenn Co., Class A	30,957	2,164,204
Sealed Air Corp.	115,700	2,025,907
Sonoco Products Co.	46,880	1,393,742

		16,581,395

Diversified Consumer Services 0.5%
H&R Block, Inc.	237,500	4,410,375

Diversified Financial Services 0.1%
NYSE Euronext	36,173	1,140,896

Diversified Telecommunication Services 1.4%
CenturyLink, Inc.	130,321	5,098,158

12

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services (continued)
tw telecom, inc.*	108,683	$2,768,156
Windstream Corp. (a)	531,400	4,399,992

		12,266,306

Electric Utilities 4.4%
Empire District Electric Co. (The)	114,599	2,335,528
Entergy Corp.	41,094	2,619,742
Great Plains Energy, Inc.	222,347	4,515,868
IDACORP, Inc.	31,483	1,364,788
Northeast Utilities	39,760	1,553,821
NV Energy, Inc.	386,559	7,012,180
Pepco Holdings, Inc.	120,219	2,357,495
Portland General Electric Co.	67,196	1,838,482
Westar Energy, Inc.	155,865	4,460,856
Xcel Energy, Inc.	349,283	9,329,349

		37,388,109

Electrical Equipment 1.3%
ABB Ltd., ADR-CH*	92,966	1,932,763
Brady Corp., Class A	33,703	1,125,680
Eaton Corp. PLC	83,625	4,532,475
Emerson Electric Co.	10,652	564,130
Rockwell Automation, Inc.	37,884	3,181,877

		11,336,925

Electronic Equipment, Instruments & Components 1.7%
Amphenol Corp., Class A	65,252	4,221,805
Avnet, Inc.*	112,284	3,437,013
Dolby Laboratories, Inc., Class A	115,400	3,384,682
Molex, Inc., Class A	44,407	991,164
TE Connectivity Ltd.	55,030	2,042,714

		14,077,378

Energy Equipment & Services 1.4%
C&J Energy Services, Inc.*	72,309	1,550,305
Ensco PLC, Class A	60,193	3,568,241
Helmerich & Payne, Inc.	23,221	1,300,608
McDermott International, Inc.*	78,103	860,695
Noble Corp.	128,845	4,486,383

		11,766,232

Food & Staples Retailing 0.2%
Sysco Corp.	55,705	1,763,620

Food Products 1.9%
Campbell Soup Co.	19,684	686,775
ConAgra Foods, Inc.	44,846	1,322,957
General Mills, Inc.	57,870	2,338,527
Hershey Co. (The)	30,313	2,189,205
Hillshire Brands Co.	35,507	999,167
J.M. Smucker Co. (The)	13,856	1,194,941
Kellogg Co.	32,716	1,827,189
Kraft Foods Group, Inc.	53,879	2,449,878

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Post Holdings, Inc.*	37,197	$1,273,997
Smithfield Foods, Inc.*	39,202	845,587
Tyson Foods, Inc., Class A	31,177	604,834

		15,733,057

Gas Utilities 0.9%
AGL Resources, Inc.	91,292	3,648,941
Questar Corp.	160,483	3,171,144
WGL Holdings, Inc.	17,848	699,463

		7,519,548

Health Care Equipment & Supplies 4.1%
Becton, Dickinson and Co.	35,197	2,752,054
Boston Scientific Corp.*	910,911	5,219,520
CareFusion Corp.*	168,492	4,815,501
Medtronic, Inc.	41,200	1,690,024
STERIS Corp.	62,078	2,155,969
Stryker Corp.	54,598	2,993,062
Teleflex, Inc.	72,227	5,150,508
Zimmer Holdings, Inc.	156,682	10,444,422

		35,221,060

Health Care Providers & Services 3.8%
AmerisourceBergen Corp.	117,700	5,082,286
Cigna Corp.	177,325	9,479,794
Humana, Inc.	120,136	8,244,934
LifePoint Hospitals, Inc.*	85,442	3,225,435
MEDNAX, Inc.*	54,100	4,302,032
Patterson Cos., Inc.	68,281	2,337,259

		32,671,740

Hotels, Restaurants & Leisure 1.4%
Carnival Corp.	27,119	997,166
CEC Entertainment, Inc.	60,946	2,022,798
Darden Restaurants, Inc.	41,764	1,882,303
International Game Technology	116,615	1,652,434
International Speedway Corp., Class A	24,601	679,480
Penn National Gaming, Inc.*	44,984	2,209,164
Royal Caribbean Cruises Ltd.	65,550	2,228,700

		11,672,045

Household Durables 0.3%
Newell Rubbermaid, Inc.	98,888	2,202,236

Household Products 0.5%
Clorox Co. (The)	41,892	3,067,332
Kimberly-Clark Corp.	14,401	1,215,877

		4,283,209

Industrial Conglomerates 0.2%
Koninklijke Philips Electronics NV	76,294	2,020,279

13

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services 2.1%
Amdocs Ltd.	251,088	$8,534,481
FleetCor Technologies, Inc.*	25,300	1,357,345
Global Payments, Inc.	113,300	5,132,490
Western Union Co. (The)	232,700	3,167,047

		18,191,363

Insurance 10.9%
ACE Ltd.	25,109	2,003,698
Allstate Corp. (The)	167,448	6,726,386
Aon PLC	114,791	6,382,380
Axis Capital Holdings Ltd.	169,428	5,868,986
Chubb Corp. (The)	47,716	3,593,969
Everest Re Group Ltd.	73,850	8,119,808
Hartford Financial Services Group, Inc.	199,576	4,478,485
HCC Insurance Holdings, Inc.	190,041	7,071,426
Lincoln National Corp.	192,338	4,981,554
Loews Corp.	121,000	4,930,750
Marsh & McLennan Cos., Inc.	82,400	2,840,328
PartnerRe Ltd.	26,217	2,110,206
Principal Financial Group, Inc.	96,266	2,745,506
Progressive Corp. (The)	208,800	4,405,680
Reinsurance Group of America, Inc.	133,088	7,122,870
Symetra Financial Corp.	108,027	1,402,190
Travelers Cos., Inc. (The)	23,275	1,671,611
Unum Group	90,532	1,884,876
Validus Holdings Ltd.	91,109	3,150,549
W.R. Berkley Corp.	20,979	791,747
Willis Group Holdings PLC	94,656	3,173,816
XL Group PLC	289,426	7,253,016

		92,709,837

Internet & Catalog Retail 0.8%
Liberty Interactive Corp., Class A*	320,133	6,300,218
Liberty Ventures, Series A*	13,586	920,587

		7,220,805

Leisure Equipment & Products 0.2%
Hasbro, Inc.	36,549	1,312,109

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	76,904	3,148,450
Life Technologies Corp.*	18,330	899,636

		4,048,086

Machinery 1.6%
AGCO Corp.*	42,908	2,107,641
Harsco Corp.	43,672	1,026,292
ITT Corp.	120,850	2,835,141
Kaydon Corp.	77,452	1,853,426
Parker Hannifin Corp.	50,749	4,316,710
Woodward, Inc.	44,163	1,683,935

		13,823,145

Common Stocks (continued)

	Shares	Market Value

Media 2.8%
Cablevision Systems Corp., Class A	265,800	$3,971,052
DISH Network Corp., Class A	104,824	3,815,594
Interpublic Group of Cos., Inc. (The)	370,343	4,081,180
Liberty Media Corp. — Liberty Capital, Series A*	58,655	6,804,567
National CineMedia, Inc.	48,678	687,820
Regal Entertainment Group, Class A (a)	22,137	308,811
Virgin Media, Inc.	110,902	4,075,648

		23,744,672

Metals & Mining 0.4%
Newmont Mining Corp.	55,871	2,594,649
Nucor Corp.	28,470	1,229,335

		3,823,984

Multiline Retail 0.9%
Kohl’s Corp.	47,471	2,040,303
Macy’s, Inc.	84,890	3,312,408
Target Corp.	32,329	1,912,907

		7,265,618

Multi-Utilities 4.8%
Alliant Energy Corp.	143,700	6,309,867
Ameren Corp.	58,481	1,796,536
CenterPoint Energy, Inc.	251,900	4,849,075
CMS Energy Corp.	314,300	7,662,634
DTE Energy Co.	55,058	3,306,233
PG&E Corp.	95,232	3,826,422
Sempra Energy	60,791	4,312,513
Wisconsin Energy Corp.	232,168	8,555,391

		40,618,671

Oil, Gas & Consumable Fuels 5.9%
Apache Corp.	23,595	1,852,207
Cameco Corp.	24,900	491,028
Devon Energy Corp.	45,005	2,342,060
Energy XXI (Bermuda) Ltd.	59,400	1,912,086
EQT Corp.	71,915	4,241,547
HollyFrontier Corp.	57,300	2,667,315
Imperial Oil Ltd.	112,633	4,838,452
Kinder Morgan, Inc.	48,920	1,728,344
Murphy Oil Corp.	61,706	3,674,592
Peabody Energy Corp.	37,093	987,045
Pioneer Natural Resources Co.	27,201	2,899,354
QEP Resources, Inc.	79,217	2,397,899
Southwestern Energy Co.*	82,973	2,772,128
Spectra Energy Corp.	114,468	3,134,134
Spectra Energy Partners LP	39,491	1,233,304
Valero Energy Corp.	128,821	4,395,372
Whiting Petroleum Corp.*	83,802	3,634,493
Williams Cos., Inc. (The)	144,000	4,714,560

		49,915,920

14

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Paper & Forest Products 0.8%
Domtar Corp.	30,205	$2,522,722
International Paper Co.	47,494	1,892,161
MeadWestvaco Corp.	81,100	2,584,657

		6,999,540

Pharmaceuticals 3.3%
Endo Health Solutions, Inc.*	220,752	5,799,155
Forest Laboratories, Inc.*	103,200	3,645,024
Hospira, Inc.*	68,883	2,151,905
Mylan, Inc.*	216,481	5,948,898
Questcor Pharmaceuticals, Inc. (a)	91,600	2,447,552
Watson Pharmaceuticals, Inc.*	97,023	8,343,978

		28,336,512

Professional Services 1.0%
Dun & Bradstreet Corp. (The)	47,400	3,728,010
Towers Watson & Co., Class A	89,300	5,019,553

		8,747,563

Real Estate Investment Trusts (REITs) 2.8%
American Tower Corp.	27,354	2,113,644
Annaly Capital Management, Inc.	521,300	7,319,052
Equity Lifestyle Properties, Inc.	16,833	1,132,693
General Growth Properties, Inc.	52,994	1,051,931
HCP, Inc.	42,562	1,922,951
Hospitality Properties Trust	39,743	930,781
Omega Healthcare Investors, Inc.	14,918	355,794
Piedmont Office Realty Trust, Inc., Class A	178,304	3,218,387
Rayonier, Inc.	73,761	3,823,033
Taubman Centers, Inc.	16,977	1,336,429
Weyerhaeuser Co.	17,707	492,609

		23,697,304

Road & Rail 1.8%
Con-way, Inc.	37,492	1,043,028
Heartland Express, Inc.	165,362	2,161,281
J.B. Hunt Transport Services, Inc.	68,292	4,077,715
Kansas City Southern	79,386	6,627,143
Werner Enterprises, Inc.	73,368	1,589,885

		15,499,052

Semiconductors & Semiconductor Equipment 4.2%
Analog Devices, Inc.	67,076	2,821,216
Applied Materials, Inc.	601,920	6,885,965
Fairchild Semiconductor International, Inc.*	69,814	1,005,322
KLA-Tencor Corp.	119,106	5,688,502
Lam Research Corp.*	104,500	3,775,585
LSI Corp.*	531,652	3,764,096
Microchip Technology, Inc.	134,637	4,387,820

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Micron Technology, Inc.*	304,800	$1,935,480
ON Semiconductor Corp.*	391,354	2,759,046
Teradyne, Inc.*	152,557	2,576,688

		35,599,720

Software 1.3%
Activision Blizzard, Inc.	296,500	3,148,830
CA, Inc.	202,500	4,450,950
Symantec Corp.*	197,700	3,718,737

		11,318,517

Specialty Retail 1.7%
Best Buy Co., Inc.	220,600	2,614,110
GameStop Corp., Class A (a)	174,747	4,384,402
Lowe’s Cos., Inc.	95,491	3,391,841
Staples, Inc.	336,600	3,837,240

		14,227,593

Thrifts & Mortgage Finance 0.6%
Capitol Federal Financial, Inc.	195,437	2,284,659
People’s United Financial, Inc.	217,756	2,632,670

		4,917,329

Tobacco 0.1%
Lorillard, Inc.	6,644	775,156

Water Utilities 0.5%
American Water Works Co., Inc.	103,100	3,828,103

Wireless Telecommunication Services 0.2%
Rogers Communications, Inc., Class B	37,721	1,712,557

Total Common Stocks (cost $755,950,587)		821,744,016

Warrant 0.0%†

	Number of Warrants	Market Value

Oil, Gas & Consumable Fuels 0.0%†
Kinder Morgan, Inc., expiring at an exercise price of $40.00 on 05/25/17*	55,194	208,633

Total Warrant (cost $31,300)		208,633

15

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Mid Cap Value Fund (Continued)

Exchange Traded Fund 1.1%

	Shares	Market Value

Equity 1.1%
iShares Russell Midcap Value Index Fund	184,123	$9,250,339

Total Exchange Traded Fund (cost $9,021,155)		9,250,339

Mutual Fund 2.0%
Money Market Fund 2.0%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (b)	17,045,184	17,045,184

Total Mutual Fund (cost $17,045,184)		17,045,184

Repurchase Agreement 1.4%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.22%, dated 12/31/12, due 01/02/13, repurchase price $12,020,635, collateralized by a U.S. Government Treasury Securities, 0.00%, maturing 01/03/13-12/12/13; total market value $12,260,916. (c)	$12,020,488	12,020,488

Total Repurchase Agreement (cost $12,020,488)		12,020,488

Total Investments (cost $794,068,714) (d) — 101.3%		860,268,660

Liabilities in excess of other assets — (1.3%)		(10,946,809)

NET ASSETS — 100.0%		$849,321,851

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2012. The total value of securities on loan at December 31, 2012 was $11,789,482.

(b)	Represents 7-day effective yield as of December 31, 2012.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2012 was $12,020,488.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

BR	Brazil

CH	Switzerland

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

16

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Mid Cap Value Fund (Continued)

At December 31, 2012, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Canadian Dollar	UBS AG	1/31/13	(6,040,240)	$(6,079,887)	$(6,068,729)	$11,158
Euro	UBS AG	1/31/13	(1,300,240)	(1,715,206)	(1,716,689)	(1,483)
Swiss Franc	Credit Suisse International	1/31/13	(1,491,168)	(1,629,691)	(1,631,278)	(1,587)

Total Short Contracts				$(9,424,784)	$(9,416,696)	$8,088

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Canadian Dollar	UBS AG	1/31/13	322,906	$324,840	$324,429	$(411)
Canadian Dollar	UBS AG	1/31/13	131,951	132,508	132,573	65

Total Long Contracts				$457,348	$457,002	$(346)

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2012

NVIT Multi- Manager Mid Cap Value Fund
Assets:
Investments, at value* (cost $782,048,226)	$848,248,172
Repurchase agreement, at value and cost	12,020,488

Total Investments	860,268,660

Cash	6,367
Foreign currencies, at value (cost $9)	9
Dividends receivable	1,327,160
Security lending income receivable	18,692
Receivable for investments sold	6,173,953
Receivable for capital shares issued	430,438
Unrealized appreciation on forward foreign currency contracts (Note 2)	11,223
Prepaid expenses	1,770

Total Assets	868,238,272

Liabilities:
Payable for investments purchased	4,582,284
Payable for capital shares redeemed	1,613,112
Unrealized depreciation on forward foreign currency contracts (Note 2)	3,481
Payable upon return of securities loaned (Note 2)	12,020,488
Accrued expenses and other payables:
Investment advisory fees	505,609
Fund administration fees	26,901
Distribution fees	78,686
Administrative servicing fees	22,168
Accounting and transfer agent fees	657
Custodian fees	4,923
Professional fees	14,180
Recoupment fees	15,237
Other	28,695

Total Liabilities	18,916,421

Net Assets	$849,321,851

Represented by:
Capital	$751,861,942
Accumulated undistributed net investment income	3,808,972
Accumulated net realized gains from investment forward and foreign currency transactions	27,443,361
Net unrealized appreciation/(depreciation) from investments	66,199,946
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	7,742
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(112)

Net Assets	$849,321,851

Net Assets:
Class I Shares	$128,695
Class II Shares	372,215,249
Class Y Shares	476,977,907

Total	$849,321,851

*	Includes value of securities on loan of $11,789,482 (Note 2).

18

Statement of Assets and Liabilities (Continued)

December 31, 2012

NVIT Multi- Manager Mid Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	12,466
Class II Shares	36,029,559
Class Y Shares	46,141,804

Total	82,183,829

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.32
Class II Shares	$10.33
Class Y Shares	$10.34

The accompanying notes are an integral part of these financial statements.

19

Statement of Operations

For the Year Ended December 31, 2012

NVIT Multi- Manager Mid Cap Value Fund
INVESTMENT INCOME:
Dividend income	$20,841,770
Income from securities lending (Note 2)	184,688
Other income	398
Foreign tax withholding	(52,109)

Total Income	20,974,747

EXPENSES:
Investment advisory fees	6,100,510
Fund administration fees	292,706
Distribution fees Class II Shares	945,795
Administrative servicing fees Class I Shares	11
Administrative servicing fees Class II Shares	37,828
Professional fees	47,644
Printing fees	28,281
Trustee fees	30,653
Custodian fees	30,621
Accounting and transfer agent fees	1,364
Compliance program costs (Note 3)	3,198
Recoupment fees (Note 3)	15,237
Other	25,476

Total expenses before earnings credit and fees waived	7,559,324

Earnings credit (Note 4)	(326)
Investment advisory fees waived (Note 3)	(174,701)

Net Expenses	7,384,297

NET INVESTMENT INCOME	13,590,450

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	45,568,990
Net realized losses from forward and foreign currency transactions (Note 2)	(64,853)

Net realized gains from investment forward and foreign currency transactions	45,504,137

Net change in unrealized appreciation/(depreciation) from investments	63,634,966
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(17,603)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,581)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	63,615,782

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	109,119,919

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$122,710,369

The accompanying notes are an integral part of these financial statements.

20

Statements of Changes in Net Assets

	NVIT Multi-Manager Mid Cap Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$13,590,450	$8,212,338
Net realized gains from investment forward and foreign currency transactions	45,504,137	72,977,863
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	63,615,782	(96,522,191)

Change in net assets resulting from operations	122,710,369	(15,331,990)

Distributions to Shareholders From:
Net investment income:
Class I	(1,731)	(947)
Class II	(4,144,135)	(3,364,642)
Class Y	(6,463,833)	(4,092,034)
Net realized gains:
Class I	(10,819)	(457)
Class II	(36,242,050)	(1,681,999)
Class Y	(44,440,699)	(1,539,133)

Change in net assets from shareholder distributions	(91,303,267)	(10,679,212)

Change in net assets from capital transactions	70,050,624	37,275,732

Change in net assets	101,457,726	11,264,530

Net Assets:
Beginning of year	747,864,125	736,599,595

End of year	$849,321,851	$747,864,125

Accumulated undistributed net investment income at end of year	$3,808,972	$1,122,885

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$99,529	$41,628
Dividends reinvested	12,550	1,404
Cost of shares redeemed	(64,082)	(42,075)

Total Class I Shares	47,997	957

Class II Shares
Proceeds from shares issued	2,352,222	11,252,228
Dividends reinvested	40,386,185	5,046,641
Cost of shares redeemed	(67,920,525)	(75,621,086)

Total Class II Shares	(25,182,118)	(59,322,217)

Class Y Shares
Proceeds from shares issued	68,231,278	130,396,028
Dividends reinvested	50,904,532	5,631,167
Cost of shares redeemed	(23,951,065)	(39,430,203)

Total Class Y Shares	95,184,745	96,596,992

Change in net assets from capital transactions	$70,050,624	$37,275,732

21

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Mid Cap Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class I Shares
Issued	9,685	4,080
Reinvested	1,242	142
Redeemed	(6,200)	(4,466)

Total Class I Shares	4,727	(244)

Class II Shares
Issued	224,492	1,208,031
Reinvested	4,000,046	508,833
Redeemed	(6,494,176)	(7,284,567)

Total Class II Shares	(2,269,638)	(5,567,703)

Class Y Shares
Issued	6,402,916	12,765,878
Reinvested	5,027,196	566,156
Redeemed	(2,303,378)	(3,966,261)

Total Class Y Shares	9,126,734	9,365,773

Total change in shares	6,861,823	3,797,826

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Mid Cap Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$9.92	0.19	1.42	1.61	(0.14)	(1.07)	(1.21)	$10.32	16.65%	$128,695	0.79%	1.81%	0.82%	101.64%
Year Ended December 31, 2011(e)	$10.29	0.12	(0.34)	(0.22)	(0.11)	(0.04)	(0.15)	$9.92	(2.08)%	$76,777	0.83%	1.19%	0.83%	100.01%
Year Ended December 31, 2010(e)	$9.13	0.12	1.66	1.78	(0.14)	(0.48)	(0.62)	$10.29	19.67%	$82,150	0.96%	1.20%	0.97%	114.03%
Year Ended December 31, 2009(e)	$7.07	0.13	2.03	2.16	(0.10)	–	(0.10)	$9.13	30.76%	$9,371	0.91%	1.70%	0.95%	224.72%
Period Ended December 31, 2008(e)(f)	$10.00	0.11	(2.94)	(2.83)	(0.10)	–	(0.10)	$7.07	(28.35)%	$9,595	0.81%	1.58%	0.99%	114.39%

Class II Shares
Year Ended December 31, 2012(e)	$9.93	0.16	1.43	1.59	(0.12)	(1.07)	(1.19)	$10.33	16.35%	$372,215,249	1.05%	1.51%	1.07%	101.64%
Year Ended December 31, 2011(e)	$10.30	0.10	(0.34)	(0.24)	(0.09)	(0.04)	(0.13)	$9.93	(2.32)%	$380,200,468	1.07%	0.95%	1.07%	100.01%
Year Ended December 31, 2010(e)	$9.13	0.14	1.64	1.78	(0.13)	(0.48)	(0.61)	$10.30	19.63%	$451,700,368	1.07%	1.42%	1.10%	114.03%
Year Ended December 31, 2009(e)	$7.07	0.11	2.03	2.14	(0.08)	–	(0.08)	$9.13	30.47%	$479,483,845	1.08%	1.35%	1.11%	224.72%
Period Ended December 31, 2008(e)(f)	$10.00	0.10	(2.94)	(2.84)	(0.09)	–	(0.09)	$7.07	(28.50)%	$175,240,571	1.15%	1.47%	1.21%	114.39%

Class Y Shares
Year Ended December 31, 2012(e)	$9.93	0.19	1.43	1.62	(0.14)	(1.07)	(1.21)	$10.34	16.73%	$476,977,907	0.79%	1.81%	0.81%	101.64%
Year Ended December 31, 2011(e)	$10.30	0.13	(0.35)	(0.22)	(0.11)	(0.04)	(0.15)	$9.93	(2.06)%	$367,586,880	0.81%	1.26%	0.81%	100.01%
Year Ended December 31, 2010(e)	$9.14	0.16	1.64	1.80	(0.16)	(0.48)	(0.64)	$10.30	19.81%	$284,817,077	0.81%	1.70%	0.83%	114.03%
Year Ended December 31, 2009(e)	$7.07	0.13	2.04	2.17	(0.10)	–	(0.10)	$9.14	30.90%	$113,186,682	0.82%	1.62%	0.85%	224.72%
Period Ended December 31, 2008(e)(f)	$10.00	0.13	(2.96)	(2.83)	(0.10)	–	(0.10)	$7.07	(28.35)%	$33,267,028	0.81%	1.95%	0.96%	114.39%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Mid Cap Value Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such

24

Notes to Financial Statements (Continued)

December 31, 2012

price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Exchange-traded funds that are traded on a national securities exchange are valued at their last reported sale price. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$14,173,841	$—	$—	$14,173,841
Airlines	6,642,336	—	—	6,642,336
Auto Components	13,783,948	—	—	13,783,948
Automobiles	1,976,636	—	—	1,976,636
Beverages	7,401,387	—	—	7,401,387
Biotechnology	2,580,186	—	—	2,580,186

25

Notes to Financial Statements (Continued)

December 31, 2012

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Building Products	$4,843,271	$—	$—	$4,843,271
Capital Markets	19,206,663	—	—	19,206,663
Chemicals	23,396,532	—	—	23,396,532
Commercial Banks	48,109,005	—	—	48,109,005
Commercial Services & Supplies	18,764,720	—	—	18,764,720
Computers & Peripherals	11,052,130	—	—	11,052,130
Construction & Engineering	9,425,795	—	—	9,425,795
Containers & Packaging	16,581,395	—	—	16,581,395
Diversified Consumer Services	4,410,375	—	—	4,410,375
Diversified Financial Services	1,140,896	—	—	1,140,896
Diversified Telecommunication Services	12,266,306	—	—	12,266,306
Electric Utilities	37,388,109	—	—	37,388,109
Electrical Equipment	11,336,925	—	—	11,336,925
Electronic Equipment, Instruments & Components	14,077,378	—	—	14,077,378
Energy Equipment & Services	11,766,232	—	—	11,766,232
Food & Staples Retailing	1,763,620	—	—	1,763,620
Food Products	15,733,057	—	—	15,733,057
Gas Utilities	7,519,548	—	—	7,519,548
Health Care Equipment & Supplies	35,221,060	—	—	35,221,060
Health Care Providers & Services	32,671,740	—	—	32,671,740
Hotels, Restaurants & Leisure	11,672,045	—	—	11,672,045
Household Durables	2,202,236	—	—	2,202,236
Household Products	4,283,209	—	—	4,283,209
Industrial Conglomerates	—	2,020,279	—	2,020,279
Information Technology Services	18,191,363	—	—	18,191,363
Insurance	92,709,837	—	—	92,709,837
Internet & Catalog Retail	7,220,805	—	—	7,220,805
Leisure Equipment & Products	1,312,109	—	—	1,312,109
Life Sciences Tools & Services	4,048,086	—	—	4,048,086
Machinery	13,823,145	—	—	13,823,145
Media	23,744,672	—	—	23,744,672
Metals & Mining	3,823,984	—	—	3,823,984
Multiline Retail	7,265,618	—	—	7,265,618
Multi-Utilities	40,618,671	—	—	40,618,671
Oil, Gas & Consumable Fuels	49,915,920	—	—	49,915,920
Paper & Forest Products	6,999,540	—	—	6,999,540
Pharmaceuticals	28,336,512	—	—	28,336,512
Professional Services	8,747,563	—	—	8,747,563
Real Estate Investment Trusts (REITs)	23,697,304	—	—	23,697,304
Road & Rail	15,499,052	—	—	15,499,052
Semiconductors & Semiconductor Equipment	35,599,720	—	—	35,599,720
Software	11,318,517	—	—	11,318,517
Specialty Retail	14,227,593	—	—	14,227,593
Thrifts & Mortgage Finance	4,917,329	—	—	4,917,329
Tobacco	775,156	—	—	775,156
Water Utilities	3,828,103	—	—	3,828,103
Wireless Telecommunication Services	1,712,557	—	—	1,712,557
Total Common Stocks	$819,723,737	$2,020,279	$—	$821,744,016
Exchange Traded Fund	9,250,339	—	—	9,250,339
Forward Foreign Currency Contracts	—	11,223	—	11,223
Mutual Fund	17,045,184	—	—	17,045,184

26

Notes to Financial Statements (Continued)

December 31, 2012

	Level 1	Level 2	Level 3	Total
Repurchase Agreement	$—	$12,020,488	$—	$12,020,488
Warrant	208,633	—	—	208,633
Total Assets	$846,227,893	$14,051,990	$—	$860,279,883
Liabilities:
Forward Foreign Currency Contracts	—	(3,481)	—	(3,481)
Total Liabilities	$—	$(3,481)	$—	$(3,481)
Total	$846,227,893	$14,048,509	$—	$860,276,402

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) on forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

27

Notes to Financial Statements (Continued)

December 31, 2012

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2012:

Fair Values of Derivatives Not Accounted for as Hedging Instruments as of December 31, 2012

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts Currency risk	Unrealized appreciation on forward foreign currency contracts	$11,223
Total		$11,233

Liabilities:		Fair Value
Forward Foreign Currency Contracts Currency risk	Unrealized depreciation on forward foreign currency contracts	$(3,481)
Total		$(3,481)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2012

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts Currency risk	$(89,771)
Total	$(89,771)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2012.

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts Currency risk	$(17,603)
Total	$(17,603)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2012.

(d)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

28

Notes to Financial Statements (Continued)

December 31, 2012

(f)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2012, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$11,789,482	$12,020,488

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses, real estate investment trusts (“REIT”) returns of capital dividends, and REIT capital gain dividend reclassifications. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely

29

Notes to Financial Statements (Continued)

December 31, 2012

than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from the Fund’s investments in U.S. REITs often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
American Century Investments Management, Inc.
Columbia Management Investment Advisors, LLC
Thompson, Siegel, Walmsley LLC

30

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.73%

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.81% for all share classes until at least April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2010 Amount	Fiscal year 2011 Amount	Fiscal year 2012 Amount	Total
$165,007	$9,533	$—	$174,540

Pursuant to the Expense Limitation Agreement, for the year ended December 31, 2012, the Fund reimbursed NFA in the amount of $15,237.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $174,701, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $292,706 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

31

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $3,198.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $37,839 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $809,131,017 and sales of $826,363,639 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

32

Notes to Financial Statements (Continued)

December 31, 2012

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $53,753 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$43,627,740	$47,675,527	$91,303,267	$—	$91,303,267

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$10,679,212	$—	$10,679,212	$—	$10,679,212

33

Notes to Financial Statements (Continued)

December 31, 2012

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$24,217,574	$23,691,530	$47,909,104	$—	$49,550,805	$97,459,909

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$810,717,745	$73,673,294	$(24,122,379)	$49,550,915

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Mid Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and the underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

35

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 33.11%.

The Fund designates $47,675,527, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

36

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

37

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

38

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

39

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

40

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

41

NVIT Multi-Manager Small Cap Growth Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

13	Statement of Investments

16	Statement of Assets and Liabilities

18	Statement of Operations

19	Statements of Changes in Net Assets

21	Financial Highlights

22	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-SCG (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in stocks of smaller companies.

Growth funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in foreign securities.

The Fund may purchase securities in initial public offerings (IPOs), which can be very volatile and carry high transaction costs.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of the other subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser.

The Fund is subject to stock market risk, portfolio turnover risk and liquidity risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for

2

Important Disclosures (Continued)

comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change

3

Important Disclosures (Continued)

at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of OppenheimerFunds, Inc. or Waddell & Reed Investment Management Company.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of OppenheimerFunds, Inc. or Waddell & Reed Investment Management Company.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve—a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds—and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Multi-Manager Small Cap Growth Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Multi-Manager Small Cap Growth Fund (Class I) returned 13.44% versus 14.59% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Small-Cap Growth Funds (consisting of 103 funds as of December 31, 2012) was 14.09% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributors to Fund performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the financials, health-care and energy sectors.

In terms of individual Fund holdings, Stratasys Ltd., the global leader in the development and manufacturing of 3-D printers, was a strong contributor to relative Fund performance during the reporting period. Since hitting a low in late 2011 due to the loss of the company’s distribution relationship with Hewlett-Packard Co. (HP), Stratasys has had a dramatic rise in its share price. Stratasys saw its growth accelerate as 3-D printing became more main stream. In addition, Stratasys announced a merger with Objet Ltd. in April 2012, which further cemented the company’s market leadership position and should provide greater and longer-term growth opportunities. The two companies complement each other as they both have leadership in different product areas and geographies.

Another Fund holding that contributed to relative Fund performance during the reporting period was Portfolio Recovery Associates, Inc., a financial and business services company. Portfolio Recovery Associates purchases and manages portfolios of defaulted and bankrupt consumer receivables and provides a broad range of accounts receivable management services through its subsidiaries. Portfolio Recovery’s business focuses on the detection, collection, and processing of both unpaid and normal-course accounts receivable originally owed to credit grantors, governments, retailers and others. Consolidation within the industry and ample supply of written-off debt provided the company with significant opportunity to grow earnings and revenues faster than it has historically.

Also contributing to the Fund’s relative performance during the reporting period was Fund holding ZOLL Medical Corp., a leader in medical devices that help responders in various situations such as during emergency rescues, on the battlefield, in doctors’ offices, and at work or at home. ZOLL’s LifeVest®, a wearable defibrillator prescribed to patients who are at risk for sudden cardiac arrest, has been generating strong revenue growth. LifeVest automatically responds to the needs of each patient. Due to the attractive asset and growth potential of LifeVest, ZOLL was purchased in March 2012 by the Japanese company Asahi Kasei Corp. for an approximate 25% premium.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The most significant detractors from Fund performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the industrials, materials and consumer discretionary sectors.

The Fund’s holdings in Tempur-Pedic International Inc., the worldwide leader in specialty sleep products, the fastest-growing segment of the global mattress and pillow market, detracted from relative Fund performance during the reporting period. Tempur-Pedic International’s stock price was slashed when the company experienced a significant downward adjustment to earnings expectations. The suddenness and magnitude of the earnings revision reflected an unforeseen dramatic shift in the competitive landscape for the company’s products.

Fund holding LogMeIn, Inc. develops and markets a suite of remote access, remote support and collaboration solutions that provide instant, secure connections between Internet-enabled devices. LogMeIn also provides essential cloud-based services for remote access, device management, data management, customer care and collaboration. Slower growth manifesting from some contracts in Europe and a lawsuit proved to be formidable obstacles for LogMeIn during the second half of 2012, making the holding a detractor from relative Fund performance during the reporting period.

7

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Zumiez Inc., a speciality retailer of apparel, footwear, equipment and accessories for the skate and surf markets, suffered during the reporting period due to weakening market trends. The company’s stock came under pressure as comparable store sales decelerated throughout the reporting period. Zumiez’s acquisition of Blue Tomato Shop (snowboards and related products) in Europe further pressured earnings. Weakness in comparable store sales at Zumiez was attributed to a combination of warm winter weather, tough competition and an overall weak holiday shopping season.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

OppenheimerFunds, Inc.

Portfolio Manager:

Ronald J. Zibelli Jr., CFA

Subadviser:

Waddell & Reed Investment Management Company

Portfolio Manager:

Gilbert Scott, CFA

8

Fund Performance	NVIT Multi-Manager Small Cap Growth Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class I	13.44%	(0.70)%	6.06%
Class II	13.09%	(0.94)%	5.80%
Class III	13.38%	(0.70)%	6.04%
Class Y2	13.55%	(0.56)%	6.13%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of the Class Y shares (March 27, 2008), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than to apply to Class I shares.

Expense Ratios

Expense Ratio*
Class I	1.22%
Class II	1.47%
Class III	1.22%
Class Y	1.07%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

9

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Multi-Manager Small Cap Growth Fund versus performance of the Russell 2000® Growth Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10

Shareholder Expense Example	NVIT Multi-Manager Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Multi-Manager Small Cap Growth Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 -12/31/12[a]
Class I Shares	Actual	1,000.00	1,043.80	5.96	1.16
	Hypothetical[b]	1,000.00	1,019.30	5.89	1.16
Class II Shares	Actual	1,000.00	1,042.50	7.24	1.41
	Hypothetical[b]	1,000.00	1,018.05	7.15	1.41
Class III Shares	Actual	1,000.00	1,043.50	5.96	1.16
	Hypothetical[b]	1,000.00	1,019.30	5.89	1.16
Class Y Shares	Actual	1,000.00	1,044.10	5.19	1.01
	Hypothetical[b]	1,000.00	1,020.06	5.13	1.01

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

11

Portfolio Summary	NVIT Multi-Manager Small Cap Growth Fund
December 31, 2012

Asset Allocation †
Common Stocks	98.4%
Repurchase Agreements	14.4%
Mutual Fund	1.6%
Liabilities in excess of other assets††	(14.4%)

100.0%

Top Industries †††
Software	11.7%
Health Care Equipment & Supplies	9.0%
Energy Equipment & Services	5.5%
Machinery	5.0%
Specialty Retail	4.9%
Capital Markets	4.2%
Internet Software & Services	4.2%
Hotels, Restaurants & Leisure	3.4%
Textiles, Apparel & Luxury Goods	3.0%
Biotechnology	3.0%
Other Industries*	46.1%

100.0%

Top Holdings †††
Dril-Quip, Inc.	2.8%
Portfolio Recovery Associates, Inc.	2.4%
Under Armour, Inc., Class A	2.3%
Wabtec Corp.	1.9%
DexCom, Inc.	1.8%
Ultimate Software Group, Inc.	1.7%
Volcano Corp.	1.7%
Cyberonics, Inc.	1.7%
Greenhill & Co., Inc.	1.6%
FactSet Research Systems, Inc.	1.6%
Other Holdings*	80.5%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Please refer to Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

12

Statement of Investments

December 31, 2012

NVIT Multi-Manager Small Cap Growth Fund

Common Stocks 98.4%

	Shares	Market Value

Aerospace & Defense 2.0%
B/E Aerospace, Inc.*	15,010	$741,494
Hexcel Corp.*	91,110	2,456,326

		3,197,820

Beverages 1.2%
Boston Beer Co., Inc. (The), Class A* (a)	14,900	2,003,305

Biotechnology 3.4%
ARIAD Pharmaceuticals, Inc.*	11,500	220,570
Cepheid, Inc.*	10,880	367,853
Cubist Pharmaceuticals, Inc.*	45,480	1,912,889
Incyte Corp., Ltd.* (a)	74,500	1,237,445
Ironwood Pharmaceuticals, Inc.* (a)	106,600	1,182,194
Medivation, Inc.*	11,550	590,898

		5,511,849

Building Products 0.5%
A.O. Smith Corp.	12,240	771,977

Capital Markets 4.8%
AllianceBernstein Holding LP	112,600	1,962,618
Financial Engines, Inc.* (a)	87,900	2,439,225
Greenhill & Co., Inc.	58,200	3,025,818
Walter Investment Management Corp.*	8,880	382,018

		7,809,679

Chemicals 1.2%
American Vanguard Corp.	37,450	1,163,571
Cytec Industries, Inc.	10,590	728,910

		1,892,481

Commercial Banks 1.3%
PrivateBancorp, Inc.	33,560	514,139
Signature Bank*	10,810	771,186
Texas Capital Bancshares, Inc.*	18,750	840,375

		2,125,700

Commercial Services & Supplies 1.9%
Healthcare Services Group, Inc.	18,900	439,047
Waste Connections, Inc.	81,300	2,747,127

		3,186,174

Communications Equipment 0.5%
Palo Alto Networks, Inc.*	3,520	188,390
Procera Networks, Inc.*	37,030	686,907

		875,297

Computers & Peripherals 1.1%
Stratasys Ltd.*	22,980	1,841,847

Construction Materials 0.7%
Eagle Materials, Inc.	20,430	1,195,155

Consumer Finance 2.8%
Portfolio Recovery Associates, Inc.*	42,500	4,541,550

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 1.3%
Acuity Brands, Inc.	25,000	$1,693,250
Generac Holdings, Inc.	10,870	372,950

		2,066,200

Electronic Equipment, Instruments & Components 2.1%
FARO Technologies, Inc.*	37,800	1,348,704
IPG Photonics Corp.	12,880	858,452
OSI Systems, Inc.*	19,960	1,278,238

		3,485,394

Energy Equipment & Services 6.3%
Atwood Oceanics, Inc.*	20,680	946,937
Core Laboratories NV	16,000	1,748,960
Dril-Quip, Inc.*	71,110	5,194,585
Forum Energy Technologies, Inc.*	89,810	2,222,798
Hornbeck Offshore Services, Inc.*	7,480	256,863

		10,370,143

Food & Staples Retailing 1.1%
Fresh Market, Inc. (The)*	16,290	783,386
Susser Holdings Corp.*	14,600	503,554
United Natural Foods, Inc.*	10,070	539,651

		1,826,591

Food Products 1.6%
Annie’s, Inc.* (a)	44,500	1,487,635
Smart Balance, Inc.*	46,930	605,397
WhiteWave Foods Co., Class A* (a)	33,900	526,806

		2,619,838

Health Care Equipment & Supplies 10.3%
Cooper Cos., Inc. (The)	13,600	1,257,728
Cyberonics, Inc.*	59,900	3,146,547
DexCom, Inc.*	253,200	3,446,052
Endologix, Inc.*	35,320	502,957
Globus Medical, Inc., Class A*	2,310	24,232
HeartWare International, Inc.* (a)	23,000	1,930,850
Insulet Corp.*	16,670	353,737
Neogen Corp.*	22,400	1,015,168
Orthofix International NV*	9,180	361,050
Sirona Dental Systems, Inc.*	18,830	1,213,782
Thoratec Corp.*	11,470	430,354
Volcano Corp.*	133,500	3,151,935

		16,834,392

Health Care Providers & Services 1.8%
Acadia Healthcare Co., Inc.*	11,130	259,663
Air Methods Corp.	22,530	831,131
MWI Veterinary Supply, Inc.*	8,690	955,900
Team Health Holdings, Inc.*	32,010	920,928

		2,967,622

Health Care Technology 1.2%
Vocera Communications, Inc.*	77,350	1,941,485

13

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure 3.9%
BJ’s Restaurants, Inc.* (a)	37,500	$1,233,750
Buffalo Wild Wings, Inc.*	10,300	750,046
Domino’s Pizza, Inc.	26,700	1,162,785
Life Time Fitness, Inc.*	24,200	1,190,882
Panera Bread Co., Class A*	12,940	2,055,260

		6,392,723

Household Durables 0.9%
La-Z-Boy, Inc.	13,350	188,902
Ryland Group, Inc. (The)	10,900	397,850
Standard Pacific Corp.*	123,910	910,739

		1,497,491

Industrial Conglomerates 1.1%
Raven Industries, Inc.	68,200	1,797,752

Information Technology Services 1.6%
Cardtronics, Inc.*	14,610	346,842
MAXIMUS, Inc.	6,660	421,045
Sapient Corp.*	133,000	1,404,480
WEX, Inc.*	5,320	400,968

		2,573,335

Insurance 0.6%
ProAssurance Corp.	22,840	963,620

Internet & Catalog Retail 0.2%
HSN, Inc.	6,480	356,918

Internet Software & Services 4.8%
Cornerstone OnDemand, Inc.*	79,670	2,352,655
CoStar Group, Inc.*	5,930	529,964
Demandware, Inc.* (a)	16,710	456,517
Liquidity Services, Inc.*	6,780	277,031
LogMeIn, Inc.*	70,100	1,570,941
OpenTable, Inc.* (a)	45,400	2,215,520
Web.com Group, Inc.*	33,260	492,248

		7,894,876

Life Sciences Tools & Services 0.4%
ICON PLC, ADR-IE*	22,910	635,982

Machinery 5.7%
Chart Industries, Inc.*	10,990	732,703
Graco, Inc.	23,800	1,225,462
Lindsay Corp.	5,740	459,889
Middleby Corp.*	2,880	369,245
Nordson Corp.	22,700	1,432,824
Proto Labs, Inc.* (a)	37,900	1,494,018
Wabtec Corp.	40,890	3,579,511

		9,293,652

Oil, Gas & Consumable Fuels 0.9%
Approach Resources, Inc.*	8,640	216,086
Oasis Petroleum, Inc.*	26,350	837,930

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Rex Energy Corp.*	35,430	$461,299

		1,515,315

Paper & Forest Products 0.3%
Louisiana-Pacific Corp.*	24,150	466,578

Personal Products 0.6%
Elizabeth Arden, Inc.*	20,400	918,204

Pharmaceuticals 0.4%
Akorn, Inc.*	27,540	367,934
Jazz Pharmaceuticals PLC*	6,820	362,824

		730,758

Professional Services 1.3%
Advisory Board Co. (The)*	21,120	988,205
On Assignment, Inc.*	29,490	598,057
WageWorks, Inc.*	31,500	560,700

		2,146,962

Real Estate Investment Trusts (REITs) 0.5%
Coresite Realty Corp.	14,670	405,772
Ryman Hospitality Properties, Inc.	10,024	385,523

		791,295

Road & Rail 0.5%
Genesee & Wyoming, Inc., Class A*	10,440	794,275

Semiconductors & Semiconductor Equipment 2.4%
Cavium, Inc.*	18,870	588,933
Hittite Microwave Corp.*	42,800	2,657,880
Monolithic Power Systems, Inc.	32,200	717,416

		3,964,229

Software 13.4%
Aspen Technology, Inc.*	51,170	1,414,339
BroadSoft, Inc.* (a)	62,970	2,287,700
CommVault Systems, Inc.*	20,310	1,415,810
Ellie Mae, Inc.*	22,270	617,992
FactSet Research Systems, Inc. (a)	34,075	3,000,645
Fortinet, Inc.*	20,210	425,825
Guidewire Software, Inc.*	32,920	978,382
Imperva, Inc.*	20,840	657,085
MICROS Systems, Inc.*	40,250	1,708,210
NetSuite, Inc.*	21,650	1,457,045
ServiceNow, Inc.*	12,630	379,279
Solera Holdings, Inc.	22,100	1,181,687
Sourcefire, Inc.*	12,600	594,972
Splunk, Inc.*	8,700	252,474
Tyler Technologies, Inc.*	46,400	2,247,616
Ultimate Software Group, Inc.*	33,910	3,201,443

		21,820,504

Specialty Retail 5.6%
Asbury Automotive Group, Inc.*	25,910	829,897
Conn’s, Inc.*	14,620	448,541

14

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Five Below, Inc.*	8,670	$277,787
Francesca’s Holdings Corp.* (a)	39,590	1,027,756
Genesco, Inc.*	14,020	771,100
Hibbett Sports, Inc.*	14,110	743,597
Lithia Motors, Inc., Class A	4,680	175,126
Pier 1 Imports, Inc.	33,660	673,200
Restoration Hardware Holdings, Inc.*	2,190	73,869
Sally Beauty Holdings, Inc.*	21,100	497,327
Vitamin Shoppe, Inc.*	23,960	1,374,346
Zumiez, Inc.* (a)	113,700	2,206,917

		9,099,463

Textiles, Apparel & Luxury Goods 3.5%
Columbia Sportswear Co. (a)	4,000	213,440
Steven Madden Ltd.*	28,580	1,208,077
Under Armour, Inc., Class A* (a)	87,570	4,249,772

		5,671,289

Trading Companies & Distributors 2.7%
Beacon Roofing Supply, Inc.*	26,120	869,273
H&E Equipment Services, Inc.	39,580	596,471
United Rentals, Inc.*	17,810	810,711
Watsco, Inc.	27,600	2,067,240

		4,343,695

Total Common Stocks (cost $145,334,066)		160,733,415

Mutual Fund 1.6%
Money Market Fund 1.6%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (b)	2,690,022	2,690,022

Total Mutual Fund (cost $2,690,022)		2,690,022

Repurchase Agreements 14.4%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.18%, dated 12/31/12, due 01/02/13, repurchase price $15,000,150, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.20% - 6.25%, maturing 01/12/15 - 05/15/29 and U.S. Government Treasury Securities, 0.13%, maturing 12/31/14; total market value $15,300,000. (c)	$15,000,000	$15,000,000
Credit Suisse (USA) LLC, 0.22%, dated 12/31/12, due 01/02/13, repurchase price $8,499,830, collateralized by U.S. Government Treasury Securities, 0.00%, maturing 01/03/13 - 12/12/13; total market value $8,669,734. (c)	8,499,726	8,499,726

Total Repurchase Agreements (cost $23,499,726)		23,499,726

Total Investments (cost $171,523,814) (d) — 114.4%		186,923,163

Liabilities in excess of other assets — (14.4%)		(23,543,651)

NET ASSETS — 100.0%		$163,379,512

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2012. The total value of securities on loan at December 31, 2012 was $23,383,011.

(b)	Represents 7-day effective yield as of December 31, 2012.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2012 was $23,499,726.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

IE	Ireland

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2012

NVIT Multi- Manager Small Cap Growth Fund
Assets:
Investments, at value* (cost $148,024,088)	$163,423,437
Repurchase agreements, at value and cost	23,499,726

Total Investments	186,923,163

Cash	1,335
Dividends receivable	9,928
Security lending income receivable	8,276
Receivable for investments sold	99,866
Receivable for capital shares issued	84,588
Prepaid expenses	410

Total Assets	187,127,566

Liabilities:
Payable for capital shares redeemed	67,605
Payable upon return of securities loaned (Note 2)	23,499,726
Accrued expenses and other payables:
Investment advisory fees	123,262
Fund administration fees	12,921
Distribution fees	4,217
Administrative servicing fees	18,819
Accounting and transfer agent fees	324
Custodian fees	923
Professional fees	10,553
Printing fees	9,304
Other	400

Total Liabilities	23,748,054

Net Assets	$163,379,512

Represented by:
Capital	$138,486,325
Accumulated net realized gains from investment transactions	9,493,838
Net unrealized appreciation/(depreciation) from investments	15,399,349

Net Assets	$163,379,512

Net Assets:
Class I Shares	$47,434,273
Class II Shares	18,638,352
Class III Shares	547,000
Class Y Shares	96,759,887

Total	$163,379,512

*	Includes value of securities on loan of $23,383,011 (Note 2).

16

Statement of Assets and Liabilities (Continued)

December 31, 2012

NVIT Multi- Manager Small Cap Growth Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,728,432
Class II Shares	1,100,771
Class III Shares	31,631
Class Y Shares	5,525,043

Total	9,385,877

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$17.39
Class II Shares	$16.93
Class III Shares	$17.29
Class Y Shares	$17.51

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2012

NVIT Multi- Manager Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$1,076,996
Income from securities lending (Note 2)	144,135
Other income	86
Foreign tax withholding	(3,400)

Total Income	1,217,817

EXPENSES:
Investment advisory fees	1,628,433
Fund administration fees	133,965
Distribution fees Class II Shares	52,254
Administrative servicing fees Class I Shares	74,716
Administrative servicing fees Class II Shares	31,353
Administrative servicing fees Class III Shares	764
Professional fees	24,296
Printing fees	15,405
Trustee fees	6,531
Custodian fees	6,641
Accounting and transfer agent fees	1,406
Compliance program costs (Note 3)	669
Other	8,346

Total expenses before earnings credit and fees waived	1,984,779

Earnings credit (Note 5)	(42)
Investment advisory fees waived (Note 3)	(103,558)

Net Expenses	1,881,179

NET INVESTMENT LOSS	(663,362)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	13,702,742
Net change in unrealized appreciation/(depreciation) from investments	10,458,994

Net realized/unrealized gains from investments	24,161,736

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$23,498,374

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment loss	$(663,362)	$(1,437,646)
Net realized gains from investment transactions	13,702,742	23,438,817
Net change in unrealized appreciation/(depreciation) from investments	10,458,994	(25,854,906)

Change in net assets resulting from operations	23,498,374	(3,853,735)

Change in net assets from capital transactions	(33,535,313)	21,667,688

Change in net assets	(10,036,939)	17,813,953

Net Assets:
Beginning of year	173,416,451	155,602,498

End of year	$163,379,512	$173,416,451

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$4,778,472	$18,811,293
Dividends reinvested	—	—
Cost of shares redeemed	(13,189,908)	(26,686,550)

Total Class I Shares	(8,411,436)	(7,875,257)

Class II Shares
Proceeds from shares issued	4,434,399	18,039,737
Dividends reinvested	—	—
Cost of shares redeemed	(11,111,522)	(11,731,956)

Total Class II Shares	(6,677,123)	6,307,781

Class III Shares
Proceeds from shares issued	236,291	808,630
Dividends reinvested	—	—
Cost of shares redeemed	(282,385)	(759,539)

Total Class III Shares	(46,094)	49,091

Class Y Shares
Proceeds from shares issued	10,893,951	31,366,053
Dividends reinvested	—	—
Cost of shares redeemed	(29,294,611)	(8,179,980)

Total Class Y Shares	(18,400,660)	23,186,073

Change in net assets from capital transactions	$(33,535,313)	$21,667,688

19

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Growth Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class I Shares
Issued	280,569	1,121,601
Reinvested	—	—
Redeemed	(781,651)	(1,653,580)

Total Class I Shares	(501,082)	(531,979)

Class II Shares
Issued	267,390	1,125,415
Reinvested	—	—
Redeemed	(673,256)	(792,244)

Total Class II Shares	(405,866)	333,171

Class III Shares
Issued	13,869	47,727
Reinvested	—	—
Redeemed	(16,875)	(48,482)

Total Class III Shares	(3,006)	(755)

Class Y Shares
Issued	646,881	1,946,648
Reinvested	—	—
Redeemed	(1,661,531)	(524,683)

Total Class Y Shares	(1,014,650)	1,421,965

Total change in shares	(1,924,604)	1,222,402

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Loss to Average NetAssets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$15.33	(0.07)	2.13	2.06	–	–	–	$17.39	13.44%	$47,434,273	1.16%	(0.44)%	1.22%	82.85%
Year Ended December 31, 2011(e)	$15.43	(0.14)	0.04	(0.10)	–	–	–	$15.33	(0.65)%	$49,505,219	1.13%	(0.85)%	1.16%	104.88%
Year Ended December 31, 2010(e)	$12.30	(0.12)	3.25	3.13	–	–	–	$15.43	25.45%	$58,023,723	1.22%	(0.93)%	1.22%	101.39%
Year Ended December 31, 2009(e)	$9.65	(0.10)	2.75	2.65	–	–	–	$12.30	27.46%	$50,456,742	1.28%	(1.02)%	1.28%	115.90%
Year Ended December 31, 2008	$18.01	(0.08)	(8.28)	(8.36)	–	–	–	$9.65	(46.42)%	$46,899,774	1.26%	(0.50)%	1.26%	103.33%

Class II Shares
Year Ended December 31, 2012(e)	$14.97	(0.11)	2.07	1.96	–	–	–	$16.93	13.09%	$18,638,352	1.41%	(0.69)%	1.47%	82.85%
Year Ended December 31, 2011(e)	$15.10	(0.17)	0.04	(0.13)	–	–	–	$14.97	(0.86)%	$22,549,222	1.39%	(1.10)%	1.42%	104.88%
Year Ended December 31, 2010(e)	$12.07	(0.15)	3.18	3.03	–	–	–	$15.10	25.10%	$17,719,132	1.47%	(1.18)%	1.47%	101.39%
Year Ended December 31, 2009(e)	$9.49	(0.13)	2.71	2.58	–	–	–	$12.07	27.19%	$13,225,952	1.53%	(1.28)%	1.53%	115.90%
Year Ended December 31, 2008	$17.75	(0.14)	(8.12)	(8.26)	–	–	–	$9.49	(46.54)%	$10,778,869	1.52%	(0.78)%	1.52%	103.33%

Class III Shares
Year Ended December 31, 2012(e)	$15.25	(0.07)	2.11	2.04	–	–	–	$17.29	13.38%	$547,000	1.16%	(0.42)%	1.22%	82.85%
Year Ended December 31, 2011(e)	$15.35	(0.14)	0.04	(0.10)	–	–	–	$15.25	(0.65)%	$528,163	1.16%	(0.86)%	1.19%	104.88%
Year Ended December 31, 2010(e)	$12.24	(0.12)	3.23	3.11	–	–	–	$15.35	25.41%	$543,205	1.22%	(0.92)%	1.22%	101.39%
Year Ended December 31, 2009(e)	$9.59	(0.10)	2.75	2.65	–	–	–	$12.24	27.63%	$248,694	1.28%	(1.04)%	1.28%	115.90%
Year Ended December 31, 2008	$17.91	(0.08)	(8.24)	(8.32)	–	–	–	$9.59	(46.45)%	$248,071	1.24%	(0.50)%	1.24%	103.33%

Class Y Shares
Year Ended December 31, 2012(e)	$15.42	(0.05)	2.14	2.09	–	–	–	$17.51	13.55%	$96,759,887	1.01%	(0.30)%	1.07%	82.85%
Year Ended December 31, 2011(e)	$15.50	(0.12)	0.04	(0.08)	–	–	–	$15.42	(0.52)%	$100,833,847	1.04%	(0.74)%	1.07%	104.88%
Year Ended December 31, 2010(e)	$12.34	(0.10)	3.26	3.16	–	–	–	$15.50	25.61%	$79,316,438	1.07%	(0.75)%	1.07%	101.39%
Year Ended December 31, 2009(e)	$9.66	(0.09)	2.77	2.68	–	–	–	$12.34	27.74%	$30,087,335	1.12%	(0.88)%	1.12%	115.90%
Period Ended December 31, 2008(f)	$14.36	–	(4.70)	(4.70)	–	–	–	$9.66	(32.73)%	$8,729,807	1.20%	(0.09)%	1.20%	103.33%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Small Cap Growth Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

The Fund is a diversified fund, as defined in 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such

22

Notes to Financial Statements (Continued)

December 31, 2012

price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$160,733,415	$—	$—	$160,733,415
Mutual Fund	2,690,022	—	—	2,690,022
Repurchase Agreements	—	23,499,726	—	23,499,726
Total Assets	$163,423,437	$23,499,726	$—	$186,923,163

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

23

Notes to Financial Statements (Continued)

December 31, 2012

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

24

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$23,383,011	$23,499,726

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable net operating losses not utilized. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

25

Notes to Financial Statements (Continued)

December 31, 2012

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Waddell & Reed Investment Management Company
Oppenheimer Funds, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.95%

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 1.08% for all share classes until at least April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $103,558, for which NFA shall not be entitled to later seek recoupment.

26

Notes to Financial Statements (Continued)

December 31, 2012

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $133,965 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $669.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II and Class III shares of the Fund.

For the year ended December 31, 2012, NFS received $106,833 in administrative services fees from the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $168 and $1,617, respectively.

27

Notes to Financial Statements (Continued)

December 31, 2012

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $136,665,346 and sales of $169,099,454 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

28

Notes to Financial Statements (Continued)

December 31, 2012

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $61,748 of brokerage commissions.

11.  Federal Tax Information

The Fund did not make any distributions for the years ended December 31, 2012 and 2011.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$10,946,441	$10,946,441	$—	$13,946,746	$24,893,187

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$172,976,417	$21,224,232	$(7,277,486)	$13,946,746

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $2,720,793 to offset capital gains.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Small Cap Growth Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. Each of these financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

30

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

31

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

32

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

33

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

34

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

35

NVIT Multi-Manager Small Cap Value Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

13	Statement of Investments

21	Statement of Assets and Liabilities

23	Statement of Operations

24	Statements of Changes in Net Assets

26	Financial Highlights

27	Notes to Financial Statements

38	Report of Independent Registered Public Accounting Firm

39	Supplemental Information

40	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-SCV (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in stocks of smaller companies.

Investing in companies that may be involved in special situations, such as acquisitions, consolidations, mergers, reorganizations or other unusual developments, carries the risk that the value of the special situation company, and subsequently the value of the Fund’s investment, may decline.

Value funds may underperform other funds that use different investing styles.

The Fund is subject to risks associated with investing in foreign securities.

The Fund may purchase securities in initial public offerings (IPOs), which can be very volatile and carry high transaction costs.

Funds that invest in real estate investment trusts (REITs) are subject to greater volatility than that of other mutual funds.

Funds that concentrate on specific sectors, such as commodities or REITs, or a relatively small number of securities, are subject to greater volatility than that of other mutual funds.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of the other subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser.

The Fund is subject to stock market risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

2

Important Disclosures (Continued)

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S.

dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility.

Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

3

Important Disclosures (Continued)

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Epoch Investment Partners, Inc. or JPMorgan Investment Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Epoch Investment Partners, Inc. or JPMorgan Investment Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P

500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Multi-Manager Small Cap Value Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Multi-Manager Small Cap Value Fund (Class I) returned 20.44% versus 18.05% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 147 funds as of December 31, 2012) was 15.68% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributors to Fund performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the consumer discretionary, financials and energy sectors.

Fund holding Conn’s, Inc., a retailer of electronics, appliances and furniture, benefited from strong second-quarter 2012 revenue boosted by robust demand for furniture and mattresses, and was a strong contributor to the Fund’s relative performance during the reporting period. Another contributor, Fund holding Ocwen Financial Corp., which provides loan servicing for residential and commercial mortgages, benefited as the U.S. housing market showed signs of recovery during the reporting period.

In addition, Fund holding Georgia Gulf Corp., a global manufacturer and marketer of chemicals and building products, contributed to the Fund’s relative performance during the reporting period. The company benefited from higher sales volumes, improved margins and a positive inventory gain-loss comparison. In 2012, Georgia Gulf announced a merger with the commodity chemicals business of PPG Industries Inc.; the merger is on track to close by early 2013 Georgia Gulf also benefited from receiving U.S. and Canadian antitrust clearance.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The most significant detractors from Fund performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the information technology, telecommunication services and utilities sectors.

In terms of individual Fund holdings, Endo Health Solutions Inc., an American pharmaceutical company, lowered previously issued guidance for 2013 in December 2012. Endo Health Solutions’ stock retreated as the company will face more competition for some of its key products during the next few years. In addition, the company’s CEO announced that he will retire in 2013. Another detractor was Fund holding Express Inc.; the fashion retailer disappointed after a fashion miss in the third quarter of 2012 resulted in disappointing earnings and lowered guidance for 2012. Express’s successful history of testing concepts enabled it to regroup prior to the fourth quarter of 2012 and get inventory under control.

Fund holding MAKO Surgical Corp., a medical device company that provides revolutionary robotics and implant systems to help facilitate partial knee surgery in a less-invasive manner, also detracted from relative Fund performance during the reporting period. MAKO Surgical has further expanded into hip replacements (a $700 million to $1 billion market) as well as ankle replacements and other orthopaedic implants. In July 2012, MAKO lowered its system sales and guidance numbers. Although the number of procedures is up, given the condition of the economy, sales of machines have been lower than expected, in line with hospitals’ reduction in capital expenditures. While MAKO’s products face competition, they have been well received by the market, and the competitive environment is not a current concern. The issue mainly stems from a lack of penetration by the sales force beyond early adopters and into hospitals and beyond.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

The Fund holds futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets. The investment in derivatives had no material impact on performance.

7

NVIT Multi-Manager Small Cap Value Fund (Continued)

The Fund held a Russell 2000® Index future with an average weight of 0.02% during the reporting period.

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

Epoch Investment Partners, Inc.

Portfolio Managers:

Janet Navon, David N. Pearl, William W. Priest and Michael A. Welhoelter, CFA

Subadviser:

JPMorgan Investment Management Inc.

Portfolio Managers:

Phillip Hart and Dennis S. Ruhl, CFA

8

Fund Performance	NVIT Multi-Manager Small Cap Value Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class I	20.44%	4.39%	9.89%
Class II	20.30%	4.16%	9.62%
Class III	20.58%	4.39%	9.89%
Class IV2	20.58%	4.39%	9.89%
Class Y2	20.68%	4.55%	9.97%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of the Class IV shares (April 28, 2003) and Class Y shares (March 27, 2008), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class IV and Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than to apply Class I shares.

Expense Ratios

Expense Ratio*
Class I	1.12%
Class II	1.37%
Class III	1.12%
Class IV	1.12%
Class Y	0.97%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

9

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Multi-Manager Small Cap Value Fund versus performance of the Russell 2000® Value Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Russell 2000® Value Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10

Shareholder Expense Example	NVIT Multi-Manager Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Multi-Manager Small Cap Value Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,099.80	5.65	1.07
	Hypothetical[b]	1,000.00	1,019.76	5.43	1.07
Class II Shares	Actual	1,000.00	1,099.00	6.96	1.32
	Hypothetical[b]	1,000.00	1,018.50	6.70	1.32
Class III Shares	Actual	1,000.00	1,100.10	5.65	1.07
	Hypothetical[b]	1,000.00	1,019.76	5.43	1.07
Class IV Shares	Actual	1,000.00	1,099.90	5.65	1.07
	Hypothetical[b]	1,000.00	1,019.76	5.43	1.07
Class Y Shares	Actual	1,000.00	1,101.10	4.86	0.92
	Hypothetical[b]	1,000.00	1,020.51	4.67	0.92

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

11

Portfolio Summary	NVIT Multi-Manager Small Cap Value Fund
December 31, 2012

Asset Allocation †
Common Stocks	95.2%
Repurchase Agreements	8.4%
Mutual Fund	4.1%
U.S. Treasury Note	0.2%
Liabilities in excess of other assets††	(7.9%)

100.0%

Top Industries †††
Commercial Banks	8.0%
Real Estate Investment Trusts (REITs)	7.6%
Machinery	5.1%
Semiconductors & Semiconductor Equipment	4.1%
Insurance	3.6%
Specialty Retail	3.1%
Electric Utilities	2.9%
Health Care Equipment & Supplies	2.8%
Thrifts & Mortgage Finance	2.8%
Oil, Gas & Consumable Fuels	2.3%
Other Industries*	57.7%

100.0%

Top Holdings †††
Fidelity Institutional Money Market Fund—Institutional Class	3.8%
Ocwen Financial Corp.	0.9%
Iconix Brand Group, Inc.	0.7%
Alkermes PLC	0.7%
Westar Energy, Inc.	0.7%
Spartan Stores, Inc.	0.7%
Worthington Industries, Inc.	0.7%
Mueller Industries, Inc.	0.7%
Briggs & Stratton Corp.	0.6%
NeuStar, Inc.	0.6%
Other Holdings*	89.9%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Please refer to Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

12

Statement of Investments

December 31, 2012

NVIT Multi-Manager Small Cap Value Fund

Common Stocks 95.2%

	Shares	Market Value

Aerospace & Defense 2.1%
AAR Corp.	1,300	$24,284
Curtiss-Wright Corp.	56,250	1,846,688
Esterline Technologies Corp.*	12,300	782,403
HEICO Corp., Class A	1,750	55,965
Hexcel Corp.*	83,990	2,264,370
Kratos Defense & Security Solutions, Inc.*	35,300	177,559
LMI Aerospace, Inc.*	48,200	932,188
Moog, Inc., Class A*	3,875	158,991
Sypris Solutions, Inc.	23,200	91,872
Triumph Group, Inc.	36,600	2,389,980

		8,724,300

Air Freight & Logistics 0.1%
Atlas Air Worldwide Holdings, Inc.*	3,100	137,361
Park-Ohio Holdings Corp.*	10,300	219,493

		356,854

Airlines 1.0%
Alaska Air Group, Inc.*	44,900	1,934,741
Republic Airways Holdings, Inc.*	248,500	1,411,480
SkyWest, Inc.	58,000	722,680

		4,068,901

Auto Components 1.2%
Cooper Tire & Rubber Co.	110,500	2,802,280
Dana Holding Corp.	109,850	1,714,759
Standard Motor Products, Inc.	20,043	445,355

		4,962,394

Biotechnology 1.3%
Achillion Pharmaceuticals, Inc.* (a)	6,000	48,120
Alkermes PLC*	180,111	3,335,656
ARIAD Pharmaceuticals, Inc.*	7,800	149,604
Celldex Therapeutics, Inc.* (a)	24,500	164,395
Incyte Corp., Ltd.* (a)	32,200	534,842
Lexicon Pharmaceuticals, Inc.* (a)	308,600	685,092
Progenics Pharmaceuticals, Inc.*	26,300	78,374
Puma Biotechnology, Inc.*	19,900	373,125

		5,369,208

Building Products 0.6%
Armstrong World Industries, Inc.	24,300	1,232,739
Simpson Manufacturing Co., Inc.	35,200	1,154,208

		2,386,947

Capital Markets 1.8%
American Capital Ltd.*	55,500	666,000
Apollo Investment Corp.	108,300	905,388
BGC Partners, Inc., Class A	93,700	324,202
Cowen Group, Inc., Class A*	232,133	568,726
Fidus Investment Corp. (a)	10,567	173,827
Gladstone Capital Corp.	13,000	106,080

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
KCAP Financial, Inc. (a)	49,273	$452,819
MCG Capital Corp.	48,872	224,811
Piper Jaffray Cos.*	39,100	1,256,283
Prospect Capital Corp. (a)	118,226	1,285,117
SWS Group, Inc.*	36,959	195,513
Waddell & Reed Financial, Inc., Class A	37,350	1,300,527

		7,459,293

Chemicals 2.1%
Chemtura Corp.*	84,189	1,789,858
Flotek Industries, Inc.*	148,750	1,814,750
FutureFuel Corp.	3,300	39,072
Georgia Gulf Corp. (a)	47,600	1,964,928
H.B. Fuller Co.	7,700	268,114
Innospec, Inc.	3,700	127,613
Koppers Holdings, Inc.	6,900	263,235
Methanex Corp.	67,598	2,154,348
PolyOne Corp.	10,900	222,578
Zep, Inc.	26,400	381,216

		9,025,712

Commercial Banks 8.7%
1st Source Corp.	4,500	99,405
Alliance Financial Corp.	4,500	195,795
Bancfirst Corp. (a)	5,200	220,272
Banco Latinoamericano de Comercio Exterior SA, Class E	16,000	344,960
Bank of Hawaii Corp.	43,500	1,916,175
Bank of Kentucky Financial Corp. (The)	3,000	74,190
Bank of the Ozarks, Inc.	10,800	361,476
BankUnited, Inc.	78,910	1,928,560
Banner Corp.	12,800	393,344
BBCN Bancorp, Inc.	23,700	274,209
Boston Private Financial Holdings, Inc.	19,500	175,695
Camden National Corp.	3,300	112,101
Cardinal Financial Corp.	11,791	191,840
Cathay General Bancorp	23,500	458,250
Center Bancorp, Inc.	5,200	60,216
Central Pacific Financial Corp.*	14,500	226,055
Chemical Financial Corp.	9,655	229,403
Citizens & Northern Corp.	17,600	332,640
Citizens Republic Bancorp, Inc.*	79,034	1,499,275
City Holding Co. (a)	18,600	648,210
CNB Financial Corp.	3,400	55,692
CoBiz Financial, Inc.	27,200	203,184
Community Bank System, Inc.	10,800	295,488
Community Trust Bancorp, Inc.	17,370	569,389
CVB Financial Corp.	162,494	1,689,938
East West Bancorp, Inc.	15,600	335,244
Enterprise Financial Services Corp.	27,300	356,811
Fidelity Southern Corp.* (a)	6,078	58,045
Financial Institutions, Inc.	20,000	372,600

13

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
First Bancorp (a)	7,500	$96,150
First Bancorp, Inc.	1,900	31,293
First BanCorp, Puerto Rico*	50,900	233,122
First Busey Corp.	49,300	229,245
First Commonwealth Financial Corp.	152,700	1,041,414
First Community Bancshares, Inc. (a)	29,100	464,727
First Financial Bancorp	31,900	466,378
First Financial Corp.	6,100	184,464
First Merchants Corp.	18,500	274,540
First Midwest Bancorp, Inc.	39,700	497,044
First Niagara Financial Group, Inc.	51,996	412,328
First of Long Island Corp. (The)	3,300	93,456
FNB Corp.	75,100	797,562
FNB United Corp.* (a)	15,800	183,280
German American Bancorp, Inc.	3,300	71,676
Great Southern Bancorp, Inc.	6,100	155,245
Hanmi Financial Corp.*	142,990	1,943,234
Heartland Financial USA, Inc. (a)	16,300	426,245
Horizon Bancorp	11,300	222,045
Hudson Valley Holding Corp.	1,798	27,995
IBERIABANK Corp.	9,200	451,904
Independent Bank Corp. (a)	18,300	529,785
Investors Bancorp, Inc.	98,250	1,746,885
Lakeland Bancorp, Inc.	27,655	281,528
Lakeland Financial Corp.	10,500	271,320
MainSource Financial Group, Inc.	29,200	369,964
Merchants Bancshares, Inc.	3,300	88,341
MetroCorp Bancshares, Inc.*	13,200	145,068
National Bank Holdings Corp., Class A	23,100	438,669
National Penn Bancshares, Inc.	45,545	424,479
NBT Bancorp, Inc.	16,000	324,320
Oriental Financial Group, Inc. (a)	72,000	961,200
PacWest Bancorp (a)	25,000	619,500
Park National Corp. (a)	4,400	284,372
Park Sterling Corp.*	44,400	232,212
Peoples Bancorp, Inc.	17,100	349,353
Pinnacle Financial Partners, Inc.*	82,400	1,552,416
Preferred Bank, Los Angeles*	7,800	110,760
Renasant Corp. (a)	20,200	386,628
Republic Bancorp, Inc., Class A (a)	9,455	199,784
Sierra Bancorp	22,200	253,746
Southside Bancshares, Inc. (a)	12,654	266,493
Southwest Bancorp, Inc.*	81,100	908,320
StellarOne Corp.	14,100	199,374
Sterling Financial Corp.	17,600	367,488
Suffolk Bancorp*	3,800	49,780
Susquehanna Bancshares, Inc.	51,531	540,045
SY Bancorp, Inc.	6,100	136,762
Taylor Capital Group, Inc.* (a)	10,800	194,940
Tompkins Financial Corp.	5,200	206,128
TriCo Bancshares	1,100	18,425
Trustmark Corp. (a)	14,400	323,424
Virginia Commerce Bancorp, Inc.*	27,000	241,650

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Washington Trust Bancorp, Inc. (a)	8,100	$213,111
WesBanco, Inc.	12,900	286,638
West Bancorporation, Inc. (a)	32,400	349,272
West Coast Bancorp, Oregon	12,900	285,735
Wilshire Bancorp, Inc.*	120,000	704,400

		36,844,124

Commercial Services & Supplies 1.9%
ABM Industries, Inc.	7,400	147,630
CECO Environmental Corp.	26,000	258,700
Cenveo, Inc.* (a)	256,700	693,090
Courier Corp.	34,700	381,700
Deluxe Corp.	78,700	2,537,288
EnergySolutions, Inc.*	221,500	691,080
Kimball International, Inc., Class B (a)	69,800	810,378
Knoll, Inc.	20,500	314,880
Metalico, Inc.*	11,100	21,756
Performant Financial Corp.*	19,900	200,990
Quad/Graphics, Inc. (a)	89,500	1,824,905
United Stationers, Inc.	13,200	409,068

		8,291,465

Communications Equipment 1.5%
Arris Group, Inc.*	80,436	1,201,714
Aviat Networks, Inc.*	45,900	151,011
Black Box Corp.	30,900	752,106
Comtech Telecommunications Corp. (a)	15,200	385,776
Digi International, Inc.*	20,300	192,241
Harmonic, Inc.*	426,260	2,161,138
Oplink Communications, Inc.*	9,000	140,220
Plantronics, Inc.	16,300	600,981
Ruckus Wireless, Inc.*	32,100	723,213
Symmetricom, Inc.*	20,400	117,708

		6,426,108

Computers & Peripherals 0.6%
Diebold, Inc.	61,150	1,871,801
Electronics for Imaging, Inc.*	26,300	499,437
Fusion-io, Inc.* (a)	14,000	321,020

		2,692,258

Construction & Engineering 0.6%
EMCOR Group, Inc.	60,600	2,097,366
Michael Baker Corp.	18,800	468,684

		2,566,050

Consumer Finance 1.2%
Cash America International, Inc.	8,000	317,360
DFC Global Corp.*	63,785	1,180,660
Encore Capital Group, Inc.*	32,400	992,088
Nelnet, Inc., Class A	35,900	1,069,461
World Acceptance Corp.* (a)	21,700	1,617,952

		5,177,521

14

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging 1.2%
Berry Plastics Group, Inc.*	66,800	$1,074,144
Boise, Inc.	72,200	573,990
Graphic Packaging Holding Co.*	133,600	863,056
Rock-Tenn Co., Class A	16,200	1,132,542
Silgan Holdings, Inc.	39,250	1,632,408

		5,276,140

Diversified Consumer Services 0.7%
Carriage Services, Inc.	6,300	74,781
Corinthian Colleges, Inc.* (a)	122,200	298,168
Mac-Gray Corp.	19,000	238,450
Service Corp. International	141,180	1,949,696
Stewart Enterprises, Inc., Class A (a)	57,400	438,536

		2,999,631

Diversified Financial Services 1.0%
CBOE Holdings, Inc.	53,700	1,582,002
PHH Corp.* (a)	115,700	2,632,175

		4,214,177

Diversified Telecommunication Services 0.6%
Consolidated Communications Holdings, Inc.	49,500	788,040
Lumos Networks Corp.	83,043	832,091
Premiere Global Services, Inc. *	99,200	970,176

		2,590,307

Electric Utilities 3.2%
Cleco Corp.	28,400	1,136,284
El Paso Electric Co.	30,400	970,064
Empire District Electric Co. (The)	21,900	446,322
Great Plains Energy, Inc.	117,350	2,383,378
IDACORP, Inc.	42,500	1,842,375
MGE Energy, Inc.	9,100	463,645
Portland General Electric Co.	38,800	1,061,568
UIL Holdings Corp.	8,833	316,310
UNS Energy Corp.	37,400	1,586,508
Westar Energy, Inc.	111,900	3,202,578

		13,409,032

Electrical Equipment 0.6%
Belden, Inc.	3,700	166,463
EnerSys, Inc.*	37,500	1,411,125
LSI Industries, Inc.	8,000	56,080
Regal-Beloit Corp.	14,200	1,000,674

		2,634,342

Electronic Equipment, Instruments & Components 2.2%
Anixter International, Inc. (a)	7,200	460,656
Audience, Inc.*	14,100	146,499
Checkpoint Systems, Inc.*	8,700	93,438
FEI Co.	12,300	682,158
GSI Group, Inc.*	31,800	275,388

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Insight Enterprises, Inc.*	23,900	$415,143
Littelfuse, Inc.	8,714	537,741
MTS Systems Corp.	33,500	1,706,155
National Instruments Corp.	73,300	1,891,873
Newport Corp.*	16,200	217,890
Radisys Corp.*	20,800	61,984
Sanmina Corp.*	131,000	1,450,170
SYNNEX Corp.*	42,600	1,464,588

		9,403,683

Energy Equipment & Services 1.5%
C&J Energy Services, Inc.*	57,600	1,234,944
Dril-Quip, Inc.*	19,060	1,392,333
Forum Energy Technologies, Inc.*	28,900	715,275
GulfMark Offshore, Inc., Class A	25,700	885,365
Helix Energy Solutions Group, Inc.*	76,900	1,587,216
RPC, Inc. (a)	21,120	258,509
Superior Energy Services, Inc.*	24,526	508,179

		6,581,821

Food & Staples Retailing 1.2%
Andersons, Inc. (The)	15,100	647,790
Pantry, Inc. (The)*	100,200	1,215,426
Spartan Stores, Inc.	201,520	3,095,347

		4,958,563

Food Products 1.3%
Darling International, Inc.*	35,700	572,628
Dole Food Co., Inc.*	19,000	217,930
Ingredion, Inc.	43,450	2,799,483
TreeHouse Foods, Inc.*	29,950	1,561,294
WhiteWave Foods Co., Class A*	16,900	262,626

		5,413,961

Gas Utilities 1.5%
Chesapeake Utilities Corp.	6,000	272,400
Laclede Group, Inc. (The)	21,300	822,393
New Jersey Resources Corp.	19,550	774,571
Northwest Natural Gas Co.	25,300	1,118,260
South Jersey Industries, Inc.	11,900	598,927
Southwest Gas Corp.	36,700	1,556,447
WGL Holdings, Inc.	33,100	1,297,189

		6,440,187

Health Care Equipment & Supplies 3.0%
Alere, Inc.*	37,430	692,455
Cantel Medical Corp.	3,000	89,190
Greatbatch, Inc.*	49,300	1,145,732
Haemonetics Corp.*	47,470	1,938,675
Integra LifeSciences Holdings Corp.*	68,200	2,657,754
MAKO Surgical Corp.*	51,550	663,448
Sirona Dental Systems, Inc.*	27,600	1,779,096

15

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
Teleflex, Inc.	25,300	$1,804,143
Wright Medical Group, Inc.*	103,850	2,179,812

		12,950,305

Health Care Providers & Services 2.3%
Almost Family, Inc. (a)	40,667	823,913
Amedisys, Inc.*	4,400	49,588
Bio-Reference Labs, Inc.*	77,178	2,214,237
Five Star Quality Care, Inc.*	249,600	1,250,496
Landauer, Inc.	15,870	971,403
Molina Healthcare, Inc.*	1,700	46,002
Select Medical Holdings Corp.	15,300	144,279
Skilled Healthcare Group, Inc., Class A*	143,200	912,184
Triple-S Management Corp., Class B*	74,919	1,383,754
WellCare Health Plans, Inc.*	43,760	2,130,674

		9,926,530

Health Care Technology 0.5%
MedAssets, Inc.*	125,200	2,099,604

Hotels, Restaurants & Leisure 2.3%
Bloomin’ Brands, Inc.*	13,000	203,320
Brinker International, Inc.	66,730	2,067,963
Cracker Barrel Old Country Store, Inc.	22,500	1,445,850
Del Frisco’s Restaurant Group, Inc.*	15,300	238,527
Isle of Capri Casinos, Inc.*	38,800	217,280
Life Time Fitness, Inc.*	22,500	1,107,225
Multimedia Games Holding Co., Inc.*	125,299	1,843,148
Papa John’s International, Inc.*	1,500	82,410
Ruth’s Hospitality Group, Inc.*	98,300	714,641
SHFL Entertainment, Inc.*	109,521	1,588,054
Speedway Motorsports, Inc.	24,700	440,648

		9,949,066

Household Durables 1.8%
American Greetings Corp., Class A (a)	24,700	417,183
Helen of Troy Ltd.*	82,200	2,744,658
KB Home	15,700	248,060
Lifetime Brands, Inc.	17,100	181,431
M.D.C. Holdings, Inc.	21,800	801,368
Ryland Group, Inc. (The)	75,470	2,754,655
Skullcandy, Inc.*	49,050	382,100

		7,529,455

Industrial Conglomerates 0.1%
Standex International Corp.	6,000	307,740

Information Technology Services 1.7%
CACI International, Inc., Class A* (a)	14,600	803,438
CSG Systems International, Inc.*	29,000	527,220
Forrester Research, Inc.	58,379	1,564,557
Gartner, Inc.*	6,900	317,538
ManTech International Corp., Class A (a)	19,900	516,206

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
NeuStar, Inc., Class A*	67,050	$2,811,407
TeleTech Holdings, Inc.*	7,000	124,600
Unisys Corp.* (a)	23,100	399,630

		7,064,596

Insurance 3.9%
Alterra Capital Holdings Ltd.	24,600	693,474
American Equity Investment Life Holding Co. (a)	153,200	1,870,572
American Safety Insurance Holdings Ltd.*	11,700	221,364
AMERISAFE, Inc.*	40,700	1,109,075
Amtrust Financial Services, Inc. (a)	28,670	822,542
Arthur J. Gallagher & Co.	67,100	2,325,015
Aspen Insurance Holdings Ltd.	24,900	798,792
Assured Guaranty Ltd.	41,700	593,391
CNO Financial Group, Inc.	281,700	2,628,261
Crawford & Co., Class B	8,700	69,426
Horace Mann Educators Corp.	3,300	65,868
Maiden Holdings Ltd.	23,400	215,046
Meadowbrook Insurance Group, Inc.	36,700	212,126
National Financial Partners Corp.* (a)	98,100	1,681,434
ProAssurance Corp.	7,200	303,768
Selective Insurance Group, Inc.	24,300	468,261
Stewart Information Services Corp.	14,800	384,800
Symetra Financial Corp.	38,200	495,836
Tower Group, Inc.	3,268	58,073
Validus Holdings Ltd.	42,400	1,466,192

		16,483,316

Internet & Catalog Retail 0.0% †
Kayak Software Corp.* (a)	700	27,804

Internet Software & Services 0.5%
Bazaarvoice, Inc.* (a)	10,200	95,370
Demand Media, Inc.* (a)	80,400	746,916
Demandware, Inc.* (a)	8,900	243,148
ExactTarget, Inc.* (a)	6,500	130,000
Trulia, Inc.* (a)	6,600	107,184
United Online, Inc.	112,200	627,198

		1,949,816

Life Sciences Tools & Services 0.2%
Cambrex Corp.*	70,100	797,738

Machinery 5.5%
Actuant Corp., Class A	37,500	1,046,625
Altra Holdings, Inc.	8,500	187,425
Briggs & Stratton Corp. (a)	133,700	2,818,396
Cascade Corp.	2,200	141,460
Colfax Corp.*	19,600	790,860
Douglas Dynamics, Inc.	83,070	1,195,377
EnPro Industries, Inc.* (a)	46,500	1,901,850
FreightCar America, Inc.	14,100	316,122
Harsco Corp.	93,750	2,203,125

16

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
John Bean Technologies Corp.	87,300	$1,551,321
Kadant, Inc.*	33,200	880,132
Kennametal, Inc.	29,449	1,177,960
LB Foster Co., Class A	23,300	1,012,152
Mueller Industries, Inc.	59,850	2,994,295
NN, Inc.*	38,900	356,324
Proto Labs, Inc.* (a)	3,700	145,854
Robbins & Myers, Inc.	700	41,615
Wabtec Corp.	21,400	1,873,356
Woodward, Inc.	70,650	2,693,885

		23,328,134

Media 1.0%
Carmike Cinemas, Inc.*	17,278	259,170
Entercom Communications Corp., Class A*	162,700	1,135,646
Journal Communications, Inc., Class A*	93,300	504,753
LIN TV Corp., Class A*	131,800	992,454
National CineMedia, Inc.	7,200	101,736
Salem Communications Corp., Class A	13,400	73,164
Shutterstock, Inc.*	4,600	119,600
Sinclair Broadcast Group, Inc., Class A	98,300	1,240,546

		4,427,069

Metals & Mining 1.5%
Coeur d’Alene Mines Corp.*	59,900	1,473,540
Globe Specialty Metals, Inc.	68,700	944,625
Revett Minerals, Inc.*	48,500	136,770
U.S. Silica Holdings, Inc. (a)	40,800	682,584
Worthington Industries, Inc.	118,800	3,087,612

		6,325,131

Multiline Retail 0.3%
Dillard’s, Inc., Class A	12,600	1,055,502
Tuesday Morning Corp.*	66,200	413,750

		1,469,252

Multi-Utilities 0.8%
NorthWestern Corp.	30,400	1,055,792
Vectren Corp.	73,850	2,171,190

		3,226,982

Oil, Gas & Consumable Fuels 2.5%
Berry Petroleum Co., Class A (a)	15,100	506,605
Bonanza Creek Energy, Inc.* (a)	9,300	258,447
Cloud Peak Energy, Inc.*	36,000	695,880
CVR Energy, Inc.*	37,400	1,824,746
Diamondback Energy, Inc.*	23,100	441,672
Energy XXI (Bermuda) Ltd. (a)	28,000	901,320
EPL Oil & Gas, Inc.*	118,700	2,676,685
Green Plains Renewable Energy, Inc.* (a)	87,100	688,961
Infinity Bio-Energy Ltd.* (b)	155,500	0
Renewable Energy Group, Inc.* (a)	25,000	146,500

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
VAALCO Energy, Inc.*	59,700	$516,405
W&T Offshore, Inc. (a)	62,000	993,860
Western Refining, Inc. (a)	15,500	436,945
Westmoreland Coal Co.* (a)	6,300	58,842
World Fuel Services Corp.	9,600	395,232

		10,542,100

Paper & Forest Products 0.7%
Buckeye Technologies, Inc.	56,000	1,607,760
Domtar Corp.	5,200	434,304
P.H. Glatfelter Co.	13,700	239,476
Resolute Forest Products* (a)	39,800	526,952
Schweitzer-Mauduit International, Inc.	5,200	202,956

		3,011,448

Personal Products 0.5%
Prestige Brands Holdings, Inc.* (a)	94,000	1,882,820
Revlon, Inc., Class A*	12,200	176,900

		2,059,720

Pharmaceuticals 0.7%
Endo Health Solutions, Inc.*	61,154	1,606,516
Impax Laboratories, Inc.*	64,700	1,325,703

		2,932,219

Professional Services 0.6%
GP Strategies Corp.*	13,600	280,840
Navigant Consulting, Inc.*	32,400	361,584
Resources Connection, Inc.	121,400	1,449,516
RPX Corp.*	8,500	76,840
VSE Corp. (a)	18,300	448,533

		2,617,313

Real Estate Investment Trusts (REITs) 8.2%
American Campus Communities, Inc.	36,600	1,688,358
Anworth Mortgage Asset Corp.	373,560	2,159,177
Ashford Hospitality Trust, Inc.	134,900	1,417,799
CapLease, Inc.	123,700	689,009
Capstead Mortgage Corp.	207,109	2,375,540
Cedar Realty Trust, Inc.	136,700	721,776
Chesapeake Lodging Trust	40,400	843,552
Coresite Realty Corp.	53,000	1,465,980
CYS Investments, Inc.	90,400	1,067,624
DCT Industrial Trust, Inc.	174,100	1,129,909
EastGroup Properties, Inc.	3,900	209,859
EPR Properties	13,500	622,485
Extra Space Storage, Inc.	15,100	549,489
FelCor Lodging Trust, Inc.*	112,200	523,974
First Industrial Realty Trust, Inc.*	179,100	2,521,728
Getty Realty Corp. (a)	12,900	232,974
Home Properties, Inc.	4,400	269,764
Invesco Mortgage Capital, Inc.	14,200	279,882

17

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Kite Realty Group Trust	51,000	$285,090
LaSalle Hotel Properties	9,700	246,283
Lexington Realty Trust	176,183	1,841,112
LTC Properties, Inc.	28,800	1,013,472
MFA Financial, Inc.	132,400	1,073,764
National Retail Properties, Inc.	23,000	717,600
Omega Healthcare Investors, Inc.	92,500	2,206,125
Parkway Properties, Inc.	88,800	1,242,312
Pennsylvania Real Estate Investment Trust	111,450	1,965,978
Ramco-Gershenson Properties Trust	26,400	351,384
Redwood Trust, Inc.	165,500	2,795,295
Sun Communities, Inc.	13,500	538,515
Tanger Factory Outlet Centers	47,100	1,610,820
Winthrop Realty Trust	33,100	365,755

		35,022,384

Real Estate Management & Development 0.2%
Realogy Holdings Corp.*	15,500	650,380

Road & Rail 1.3%
Amerco, Inc.	10,300	1,306,143
Con-way, Inc.	43,500	1,210,170
Genesee & Wyoming, Inc., Class A*	30,431	2,315,190
Quality Distribution, Inc.*	12,263	73,578
Swift Transportation Co.*	35,600	324,672
Universal Truckload Services, Inc.	7,100	129,575

		5,359,328

Semiconductors & Semiconductor Equipment 4.4%
Amkor Technology, Inc.* (a)	265,300	1,127,525
Brooks Automation, Inc.	35,400	284,970
Cypress Semiconductor Corp.*	153,450	1,663,398
DSP Group, Inc.*	21,700	124,992
Entegris, Inc.*	55,838	512,593
First Solar, Inc.* (a)	81,900	2,529,072
GT Advanced Technologies, Inc.* (a)	408,100	1,232,462
Integrated Silicon Solution, Inc.*	39,600	356,400
Intermolecular, Inc.*	21,600	192,240
IXYS Corp.	13,000	118,820
LTX-Credence Corp.*	144,800	949,888
M/A-COM Technology Solutions Holdings, Inc.*	5,800	86,826
Mindspeed Technologies, Inc.* (a)	107,400	502,632
MKS Instruments, Inc.	21,100	543,958
Peregrine Semiconductor Corp.*	53,000	811,430
Photronics, Inc.*	47,600	283,696
PMC-Sierra, Inc.*	42,400	220,904
Rudolph Technologies, Inc.*	14,000	188,300
Semtech Corp.*	10,800	312,660
Skyworks Solutions, Inc.*	12,100	245,630
Spansion, Inc., Class A*	34,300	477,113
STR Holdings, Inc.* (a)	51,000	128,520
Supertex, Inc.	53,750	943,312

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Teradyne, Inc. *	91,200	$1,540,368
Ultra Clean Holdings, Inc.*	30,200	148,282
Veeco Instruments, Inc.*	45,250	1,335,780
Volterra Semiconductor Corp.*	101,280	1,738,978

		18,600,749

Software 0.9%
Actuate Corp.*	277,900	1,556,240
Aspen Technology, Inc.*	21,800	602,552
AVG Technologies NV*	700	11,081
Eloqua, Inc.*	27,000	636,930
Envivio, Inc.* (a)	17,800	30,260
EPIQ Systems, Inc.	15,800	201,924
Guidewire Software, Inc.*	5,200	154,544
Infoblox, Inc.*	13,300	239,001
Netscout Systems, Inc.*	8,500	220,915
Proofpoint, Inc.*	3,300	40,623
Workday, Inc., Class A* (a)	6,000	327,000

		4,021,070

Specialty Retail 3.3%
Brown Shoe Co., Inc.	102,400	1,881,088
Cabela’s, Inc.*	47,600	1,987,300
Conn’s, Inc.* (a)	85,025	2,608,567
Express, Inc.*	116,750	1,761,758
Five Below, Inc.* (a)	10,400	333,216
Jos. A. Bank Clothiers, Inc.*	29,900	1,273,142
OfficeMax, Inc.	211,100	2,060,336
Restoration Hardware Holdings, Inc.* (a)	4,800	161,904
Sonic Automotive, Inc., Class A	96,100	2,007,529

		14,074,840

Textiles, Apparel & Luxury Goods 2.4%
G-III Apparel Group Ltd.*	51,350	1,757,710
Iconix Brand Group, Inc.*	155,700	3,475,224
Jones Group, Inc. (The) (a)	33,500	370,510
Perry Ellis International, Inc.	130,350	2,593,965
RG Barry Corp.	9,100	128,947
Warnaco Group, Inc. (The)*	25,500	1,825,035

		10,151,391

Thrifts & Mortgage Finance 3.0%
BankFinancial Corp.	21,000	155,820
Berkshire Hills Bancorp, Inc.	10,900	260,074
BofI Holding, Inc.*	10,800	300,996
Brookline Bancorp, Inc.	200,450	1,703,825
First Financial Holdings, Inc.	21,300	278,604
Flushing Financial Corp.	131,150	2,011,841
HomeStreet, Inc.* (a)	39,537	1,010,170
OceanFirst Financial Corp.	11,800	162,250
Ocwen Financial Corp.*	113,600	3,929,424
Provident Financial Holdings, Inc.	6,600	115,500

18

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Provident Financial Services, Inc.	22,800	$340,176
TrustCo Bank Corp. (a)	26,600	140,448
ViewPoint Financial Group, Inc.	102,350	2,143,209
WSFS Financial Corp.	3,300	139,425

		12,691,762

Tobacco 0.1%
Universal Corp.	10,300	514,073

Trading Companies & Distributors 1.1%
Aircastle Ltd.	31,100	389,994
Applied Industrial Technologies, Inc.	49,450	2,077,395
SeaCube Container Leasing Ltd.	62,800	1,183,780
Titan Machinery, Inc.*	48,850	1,206,595

		4,857,764

Transportation Infrastructure 0.1%
Wesco Aircraft Holdings, Inc.* (a)	43,200	570,672

Water Utilities 0.1%
American States Water Co. (a)	5,200	249,496
Artesian Resources Corp., Class A	5,000	112,150
California Water Service Group	9,000	165,150
Consolidated Water Co., Ltd.	4,700	34,780

		561,576

Total Common Stocks (cost $350,788,568)		404,374,306

U.S. Treasury Note 0.2%

	Principal Amount	Market Value

U.S. Treasury Notes, 0.25%, 11/30/13 (c)	$615,000	615,360

Total U.S. Treasury Note (cost $615,249)		615,360

Mutual Fund 4.1%

	Shares	Market Value

Money Market Fund 4.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (d)	17,592,896	17,592,896

Total Mutual Fund (cost $17,592,896)		17,592,896

Repurchase Agreements 8.4%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.18%, dated 12/31/12, due 01/02/13, repurchase price $20,000,200, collateralized U.S. Government Agency Mortgage Securities ranging from 0.20% — 6.25%, maturing 01/12/2015 — 05/15/2029; and U.S. Government Treasury Securities, 0.13%, maturing 12/31/14; total market value $20,400,000. (e)	$20,000,000	$20,000,000
Credit Suisse (USA) LLC, 0.22%, dated 12/31/12, due 01/02/13, repurchase price $15,852,158, collateralized by U.S. Government Treasury Securities, 0.00%, maturing 01/03/13 — 12/12/13; total market value $16,169,028. (e)	15,851,964	15,851,964

Total Repurchase Agreements (cost $35,851,964)		35,851,964

Total Investments (cost $404,848,677) (f) — 107.9%		458,434,526

Liabilities in excess of other assets — (7.9%)		(33,430,835)

NET ASSETS — 100.0%		$425,003,691

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2012. The total value of securities on loan at December 31, 2012 was $35,800,996.

(b)	Fair Valued Security.

(c)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(d)	Represents 7-day effective yield as of December 31, 2012.

(e)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2012 was $35,851,964.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company
Ltd.	Limited
NV	Public Traded Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SA	Stock Company

19

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Small Cap Value Fund (Continued)

At December 31, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
144	Russell 2000 Mini Future	03/15/13	$12,191,040	$304,822

The accompanying notes are an integral part of these financial statements.

20

Statement of Assets and Liabilities

December 31, 2012

NVIT Multi-Manager Small Cap Value Fund
Assets:
Investments, at value* (cost $368,996,713)	$422,582,562
Repurchase agreements, at value and cost	35,851,964

Total Investments	458,434,526

Cash	26,981
Interest and dividends receivable	491,465
Security lending income receivable	36,626
Receivable for investments sold	2,188,064
Receivable for capital shares issued	392,650
Receivable for variation margin on futures contracts	315,360
Prepaid expenses	878

Total Assets	461,886,550

Liabilities:
Payable for investments purchased	248,157
Payable for capital shares redeemed	385,928
Payable upon return of securities loaned (Note 2)	35,851,964
Accrued expenses and other payables:
Investment advisory fees	302,372
Fund administration fees	17,891
Distribution fees	5,117
Administrative servicing fees	40,520
Accounting and transfer agent fees	976
Custodian fees	2,315
Professional fees	12,872
Printing fees	13,531
Other	1,216

Total Liabilities	36,882,859

Net Assets	$425,003,691

Represented by:
Capital	$397,232,125
Accumulated undistributed net investment income	1,124,140
Accumulated net realized losses from investment and futures transactions	(27,243,245)
Net unrealized appreciation/(depreciation) from investments	53,585,849
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	304,822

Net Assets	$425,003,691

Net Assets:
Class I Shares	$169,293,150
Class II Shares	25,451,386
Class III Shares	1,001,925
Class IV Shares	21,696,842
Class Y Shares	207,560,388

Total	$425,003,691

*	Includes value of securities on loan of $35,800,996 (Note 2).

21

Statement of Assets and Liabilities (Continued)

December 31, 2012

NVIT Multi-Manager Small Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	14,340,732
Class II Shares	2,188,757
Class III Shares	84,760
Class IV Shares	1,838,225
Class Y Shares	17,560,561

Total	36,013,035

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.81
Class II Shares	$11.63
Class III Shares	$11.82
Class IV Shares	$11.80
Class Y Shares	$11.82

The accompanying notes are an integral part of these financial statements.

22

Statement of Operations

For the Year Ended December 31, 2012

NVIT Multi-Manager Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$8,360,140
Income from securities lending (Note 2)	280,086
Other income	12,154
Interest income	1,348
Foreign tax withholding	(8,810)

Total Income	8,644,918

EXPENSES:
Investment advisory fees	3,517,548
Fund administration fees	186,847
Distribution fees Class II Shares	61,151
Administrative servicing fees Class I Shares	256,109
Administrative servicing fees Class II Shares	36,691
Administrative servicing fees Class III Shares	1,514
Administrative servicing fees Class IV Shares	32,254
Professional fees	33,862
Printing fees	31,877
Trustee fees	15,449
Custodian fees	15,192
Accounting and transfer agent fees	3,942
Compliance program costs (Note 3)	1,547
Other	13,973

Total expenses before earnings credit and fees waived	4,207,956

Earnings credit (Note 5)	(326)
Investment advisory fees waived (Note 3)	(164,299)

Net Expenses	4,043,331

NET INVESTMENT INCOME	4,601,587

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	17,899,571
Net realized gains from futures transactions (Note 2)	727,656

Net realized gains from investment and futures transactions	18,627,227

Net change in unrealized appreciation/(depreciation) from investments	49,823,000
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	319,375

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	50,142,375

Net realized/unrealized gains from investments and futures transactions	68,769,602

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$73,371,189

The accompanying notes are an integral part of these financial statements.

23

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Cap Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$4,601,587	$1,686,830
Net realized gains from investment and futures transactions	18,627,227	41,710,862
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	50,142,375	(59,009,140)

Change in net assets resulting from operations	73,371,189	(15,611,448)

Distributions to Shareholders From:
Net investment income:
Class I	(1,395,208)	(852,066)
Class II	(129,052)	(83,631)
Class III	(9,914)	(3,449)
Class IV	(181,824)	(98,527)
Class Y	(2,148,613)	(440,427)

Change in net assets from shareholder distributions	(3,864,611)	(1,478,100)

Change in net assets from capital transactions	(4,611,638)	24,065,173

Change in net assets	64,894,940	6,975,625

Net Assets:
Beginning of year	360,108,751	353,133,126

End of year	$425,003,691	$360,108,751

Accumulated undistributed net investment income at end of year	$1,124,140	$489,689

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$5,249,315	$5,231,975
Dividends reinvested	1,395,208	852,066
Cost of shares redeemed	(34,340,110)	(49,496,326)

Total Class I Shares	(27,695,587)	(43,412,285)

Class II Shares
Proceeds from shares issued	3,407,082	3,078,673
Dividends reinvested	129,052	83,631
Cost of shares redeemed	(6,589,644)	(5,807,887)

Total Class II Shares	(3,053,510)	(2,645,583)

Class III Shares
Proceeds from shares issued	682,139	240,815
Dividends reinvested	9,914	3,449
Cost of shares redeemed	(532,685)	(580,411)

Total Class III Shares	159,368	(336,147)

Class IV Shares
Proceeds from shares issued	529,505	1,016,360
Dividends reinvested	181,824	98,527
Cost of shares redeemed	(3,283,266)	(3,446,889)

Total Class IV Shares	(2,571,937)	(2,332,002)

24

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Cap Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
CAPITAL TRANSACTIONS: (continued)
Class Y Shares
Proceeds from shares issued	$37,538,571	$81,140,219
Dividends reinvested	2,148,613	440,427
Cost of shares redeemed	(11,137,156)	(8,789,456)

Total Class Y Shares	28,550,028	72,791,190

Change in net assets from capital transactions	$(4,611,638)	$24,065,173

SHARE TRANSACTIONS:
Class I Shares
Issued	478,786	506,545
Reinvested	121,787	79,427
Redeemed	(3,120,155)	(4,773,404)

Total Class I Shares	(2,519,582)	(4,187,432)

Class II Shares
Issued	307,500	312,958
Reinvested	11,440	7,872
Redeemed	(617,900)	(580,952)

Total Class II Shares	(298,960)	(260,122)

Class III Shares
Issued	62,542	22,424
Reinvested	864	321
Redeemed	(47,523)	(56,650)

Total Class III Shares	15,883	(33,905)

Class IV Shares
Issued	47,783	100,765
Reinvested	15,872	9,185
Redeemed	(296,929)	(337,752)

Total Class IV Shares	(233,274)	(227,802)

Class Y Shares
Issued	3,379,092	8,212,259
Reinvested	187,146	41,109
Redeemed	(990,993)	(879,022)

Total Class Y Shares	2,575,245	7,374,346

Total change in shares	(460,688)	2,665,085

The accompanying notes are an integral part of these financial statements.

25

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Cap Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$9.88	0.12	1.91	2.03	(0.10)	(0.10)	–	$11.81	20.44%	$169,293,150	1.06%	1.07%	1.10%	33.12%
Year Ended December 31, 2011(e)	$10.45	0.04	(0.57)	(0.53)	(0.04)	(0.04)	–	$9.88	(5.07)%	$166,500,971	1.10%	0.40%	1.11%	77.92%
Year Ended December 31, 2010(e)	$8.30	0.07	2.13	2.20	(0.05)	(0.05)	–	$10.45	26.60%	$220,041,173	1.12%	0.76%	1.12%	45.72%
Year Ended December 31, 2009(e)	$6.62	0.06	1.66	1.72	(0.04)	(0.04)	–	$8.30	26.22%	$208,335,958	1.16%	0.82%	1.16%	62.55%
Year Ended December 31, 2008	$9.88	0.12	(3.28)	(3.16)	(0.10)	(0.10)	–	$6.62	(32.15)%	$203,855,899	1.08%	1.29%	1.10%	119.80%

Class II Shares
Year Ended December 31, 2012(e)	$9.72	0.09	1.88	1.97	(0.06)	(0.06)	–	$11.63	20.30%	$25,451,386	1.31%	0.82%	1.35%	33.12%
Year Ended December 31, 2011(e)	$10.31	0.02	(0.58)	(0.56)	(0.03)	(0.03)	–	$9.72	(5.45)%	$24,188,053	1.35%	0.17%	1.36%	77.92%
Year Ended December 31, 2010(e)	$8.18	0.04	2.12	2.16	(0.03)	(0.03)	–	$10.31	26.47%	$28,320,389	1.37%	0.50%	1.37%	45.72%
Year Ended December 31, 2009(e)	$6.54	0.03	1.65	1.68	(0.04)	(0.04)	–	$8.18	25.86%	$30,352,462	1.40%	0.45%	1.40%	62.55%
Year Ended December 31, 2008	$9.76	0.09	(3.23)	(3.14)	(0.08)	(0.08)	–	$6.54	(32.30)%	$21,181,023	1.32%	0.97%	1.35%	119.80%

Class III Shares
Year Ended December 31, 2012(e)	$9.89	0.12	1.91	2.03	(0.10)	(0.10)	–	$11.82	20.58%	$1,001,925	1.06%	1.12%	1.10%	33.12%
Year Ended December 31, 2011(e)	$10.47	0.04	(0.58)	(0.54)	(0.04)	(0.04)	–	$9.89	(5.16)%	$681,418	1.10%	0.38%	1.11%	77.92%
Year Ended December 31, 2010(e)	$8.32	0.09	2.11	2.20	(0.05)	(0.05)	–	$10.47	26.57%	$1,076,358	1.12%	0.96%	1.12%	45.72%
Year Ended December 31, 2009(e)	$6.63	0.06	1.67	1.73	(0.04)	(0.04)	–	$8.32	26.33%	$502,519	1.16%	0.84%	1.16%	62.55%
Year Ended December 31, 2008	$9.90	0.12	(3.29)	(3.17)	(0.10)	(0.10)	–	$6.63	32.21%	$506,519	1.12%	1.34%	1.14%	119.80%

Class IV Shares
Year Ended December 31, 2012(e)	$9.87	0.12	1.91	2.03	(0.10)	(0.10)	–	$11.80	20.58%	$21,696,842	1.06%	1.08%	1.10%	33.12%
Year Ended December 31, 2011(e)	$10.45	0.04	(0.58)	(0.54)	(0.04)	(0.04)	–	$9.87	(5.17)%	$20,454,978	1.10%	0.42%	1.11%	77.92%
Year Ended December 31, 2010(e)	$8.30	0.07	2.13	2.20	(0.05)	(0.05)	–	$10.45	26.61%	$24,035,927	1.12%	0.77%	1.12%	45.72%
Year Ended December 31, 2009(e)	$6.61	0.06	1.67	1.73	(0.04)	(0.04)	–	$8.30	26.41%	$23,201,040	1.16%	0.83%	1.16%	62.55%
Year Ended December 31, 2008	$9.88	0.11	(3.28)	(3.17)	(0.10)	(0.10)	–	$6.61	(32.27)%	$23,344,639	1.11%	1.21%	1.14%	119.80%

Class Y Shares
Year Ended December 31, 2012(e)	$9.90	0.14	1.90	2.04	(0.12)	(0.12)	–	$11.82	20.68%	$207,560,388	0.91%	1.26%	0.95%	33.12%
Year Ended December 31, 2011(e)	$10.47	0.07	(0.59)	(0.52)	(0.05)	(0.05)	–	$9.90	(4.99)%	$148,283,331	0.95%	0.71%	0.96%	77.92%
Year Ended December 31, 2010(e)	$8.31	0.11	2.12	2.23	(0.07)	(0.07)	–	$10.47	26.87%	$79,659,279	0.97%	1.22%	0.97%	45.72%
Year Ended December 31, 2009(e)	$6.61	0.05	1.69	1.74	(0.04)	(0.04)	–	$8.31	26.60%	$30,053,556	1.00%	0.67%	1.00%	62.55%
Period Ended December 31, 2008(f)	$9.29	0.06	(2.65)	(2.59)	(0.09)	(0.09)	–	$6.61	(28.01)%	$8,762,016	0.98%	1.19%	1.01%	119.80%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

26

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Small Cap Value Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such

27

Notes to Financial Statements (Continued)

December 31, 2012

price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

28

Notes to Financial Statements (Continued)

December 31, 2012

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$8,724,300	$—	$—	$8,724,300
Air Freight & Logistics	356,854	—	—	356,854
Airlines	4,068,901	—	—	4,068,901
Auto Components	4,962,394	—	—	4,962,394
Biotechnology	5,369,208	—	—	5,369,208
Building Products	2,386,947	—	—	2,386,947
Capital Markets	7,459,293	—	—	7,459,293
Chemicals	9,025,712	—	—	9,025,712
Commercial Banks	36,844,124	—	—	36,844,124
Commercial Services & Supplies	8,291,465	—	—	8,291,465
Communications Equipment	6,426,108	—	—	6,426,108
Computers & Peripherals	2,692,258	—	—	2,692,258
Construction & Engineering	2,566,050	—	—	2,566,050
Consumer Finance	5,177,521	—	—	5,177,521
Containers & Packaging	5,276,140	—	—	5,276,140
Diversified Consumer Services	2,999,631	—	—	2,999,631
Diversified Financial Services	4,214,177	—	—	4,214,177
Diversified Telecommunication Services	2,590,307	—	—	2,590,307
Electric Utilities	13,409,032	—	—	13,409,032
Electrical Equipment	2,634,342	—	—	2,634,342
Electronic Equipment, Instruments & Components	9,403,683	—	—	9,403,683
Energy Equipment & Services	6,581,821	—	—	6,581,821
Food & Staples Retailing	4,958,563	—	—	4,958,563
Food Products	5,413,961	—	—	5,413,961
Gas Utilities	6,440,187	—	—	6,440,187
Health Care Equipment & Supplies	12,950,305	—	—	12,950,305
Health Care Providers & Services	9,926,530	—	—	9,926,530
Health Care Technology	2,099,604	—	—	2,099,604
Hotels, Restaurants & Leisure	9,949,066	—	—	9,949,066
Household Durables	7,529,455	—	—	7,529,455
Industrial Conglomerates	307,740	—	—	307,740
Information Technology Services	7,064,596	—	—	7,064,596
Insurance	16,483,316	—	—	16,483,316
Internet & Catalog Retail	27,804	—	—	27,804
Internet Software & Services	1,949,816	—	—	1,949,816
Life Sciences Tools & Services	797,738	—	—	797,738
Machinery	23,328,134	—	—	23,328,134
Media	4,427,069	—	—	4,427,069
Metals & Mining	6,325,131	—	—	6,325,131
Multiline Retail	1,469,252	—	—	1,469,252
Multi-Utilities	3,226,982	—	—	3,226,982
Oil, Gas & Consumable Fuels	10,542,100	—	—	10,542,100
Paper & Forest Products	3,011,448	—	—	3,011,448
Personal Products	2,059,720	—	—	2,059,720
Pharmaceuticals	2,932,219	—	—	2,932,219
Professional Services	2,617,313	—	—	2,617,313
Real Estate Investment Trusts (REITs)	35,022,384	—	—	35,022,384

29

Notes to Financial Statements (Continued)

December 31, 2012

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Real Estate Management & Development	$650,380	$—	$—	$650,380
Road & Rail	5,359,328	—	—	5,359,328
Semiconductors & Semiconductor Equipment	18,600,749	—	—	18,600,749
Software	4,021,070	—	—	4,021,070
Specialty Retail	14,074,840	—	—	14,074,840
Textiles, Apparel & Luxury Goods	10,151,391	—	—	10,151,391
Thrifts & Mortgage Finance	12,691,762	—	—	12,691,762
Tobacco	514,073	—	—	514,073
Trading Companies & Distributors	4,857,764	—	—	4,857,764
Transportation Infrastructure	570,672	—	—	570,672
Water Utilities	561,576	—	—	561,576
Total Common Stocks	404,374,306	—	—	404,374,306
Futures Contracts	304,822	—	—	304,822
Mutual Fund	17,592,896	—	—	17,592,896
Repurchase Agreements	—	35,851,964	—	35,851,964
U.S. Treasury Note	—	615,360	—	615,360
Total	$422,272,024	$36,467,324	$—	$458,739,348

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

For the year ended December 31, 2012, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

30

Notes to Financial Statements (Continued)

December 31, 2012

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2012:

Fair Values of Derivatives Not Accounted for as Hedging Instruments as of December 31, 2012

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$304,822
Total		$304,822

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2012

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$727,656
Total	$727,656

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2012

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$319,375
Total	$319,375

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2012.

(d)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in

31

Notes to Financial Statements (Continued)

December 31, 2012

U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2012, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$35,800,996	$35,851,964

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31,

32

Notes to Financial Statements (Continued)

December 31, 2012

2012 are primarily attributable to passive foreign investment company gain/loss on sales, real estate investment trust (“REIT”) returns of capital dividends, and REIT capital gain dividend reclassifications. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from the Fund’s investments in U.S. REITs often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

33

Notes to Financial Statements (Continued)

December 31, 2012

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Epoch Investment Partners, Inc.
JPMorgan Investment Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.90%
$200 million and more	0.85%

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $164,299, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $186,847 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $1,547.

34

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2012, NFS received $326,568 in administrative services fees from the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $507 and $271, respectively.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $128,960,367 and sales of $138,455,294 (excluding short-term securities).

35

Notes to Financial Statements (Continued)

December 31, 2012

For the year ended December 31, 2012, the Fund had purchases of $645,361 and sales of $880,000 of U.S. Government securities.

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $12,015 of brokerage commissions.

36

Notes to Financial Statements (Continued)

December 31, 2012

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,864,611	$—	$3,864,611	$—	$3,864,611

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,478,100	$—	$1,478,100	$—	$1,478,100

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,338,388	$—	$1,338,388	$(24,330,543)	$50,763,721	$27,771,566

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/ (depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$407,670,805	$72,467,178	$(21,703,457)	$50,763,721

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$24,330,543	2017

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $18,295,897 to offset capital gains.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Small Cap Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

38

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

39

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

40

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

41

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

42

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

43

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

44

NVIT Multi-Manager Small Company Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

13	Statement of Investments

20	Statement of Assets and Liabilities

22	Statement of Operations

23	Statements of Changes in Net Assets

25	Financial Highlights

26	Notes to Financial Statements

36	Report of Independent Registered Public Accounting Firm

37	Supplemental Information

38	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MM-SCO (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in stocks of smaller companies.

The Fund is subject to risks associated with investing in foreign securities.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

The Fund may purchase securities in initial public offerings (IPOs), which can be very volatile and carry high transaction costs.

Growth funds and value funds may underperform other funds that use different investing styles.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of the other subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser.

The Fund is subject to stock market risk and portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2

Important Disclosures (Continued)

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are

3

Important Disclosures (Continued)

those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or

Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Morgan Stanley Investment Management Inc.; Neuberger Berman Management LLC; OppenheimerFunds, Inc; or Putnam Investment Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Morgan Stanley Investment Management Inc.; Neuberger Berman Management LLC; OppenheimerFunds, Inc.; or Putnam Investment Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve—a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds—and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Multi-Manager Small Company Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Multi-Manager Small Company Fund (Class I) returned 15.50% versus 16.35% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 147 funds as of December 31, 2012) was 15.68% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributors to Fund performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the information technology, health-care and financials sectors.

Fund holding Mellanox Technologies, Ltd. was the Fund’s strongest relative contributor to performance during the reporting period. The company designs and develops semiconductor-based high-performance interconnectivity products that facilitate data transmission between servers and storage systems for data centers. Mellanox Technologies significantly beat consensus estimates of its first- and second-quarter 2012 revenue and provided strong guidance for the third quarter of 2012, again exceeding estimates.

Another contributor to relative Fund performance during the reporting period was veterinary products distributor MWI Veterinary Supply. The company’s recent growth far outpaced peers due to key acquisitions, the consolidation of competitors who have lost customers, strong operating performance and the bankruptcy of a key competitor.

Also contributing to the Fund’s relative performance during the reporting period was M/I Homes, Inc., a homebuilder and seller of homes. They build in Texas, the South and the Midwest. The company outperformed as there was noticeable pickup in activity across the homebuilding industry in 2012. Build rates remain substantially below expected steady-state levels, offering potential upside to the stock as activity continues to tick up.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The most significant detractors from Fund performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the consumer staples, energy and materials sectors.

The most significant detractor from relative Fund performance during the reporting period was the Fund’s investment in VOXX International Corp. The company, formerly known as Audiovox, is an international distributor of consumer and mobile electronics products. Since the company’s name change, VOXX International has substantially improved and diversified its product offerings to a full line of products in the higher-end/higher-growth automotive electronics segments. Since VOXX’s market includes Europe, a worsening European recession had a negative effect on the company’s revenues and earnings during the reporting period.

Another detractor from relative Fund performance during the reporting period was Fund holding Quality Distribution, Inc. The company operates a North America-based chemical bulk tank truck network. Quality Distribution’s stock performed well in the early part of 2012 based in large part on investor interest in the company’s energy logistics business, which has been increasingly involved in the transportation of water used in hydraulic fracturing, or fracking, to extract natural gas. Management faced challenges, however, in the company’s large chemicals logistics division; Quality Distribution was hit by the dual impact of slowing fracking activity and problems at one of its independent operators.

Fund holding CARBO Ceramics Inc., a provider of ceramic proppant used to facilitate the flow of hydrocarbons in oil and gas wells, also detracted from relative Fund performance during the reporting period. (A proppant is a material used to keep an induced hydraulic fracture open during and/or after the application of a fracturing fluid.) During the reporting period, the proppant market was flooded with low-quality imports from China, creating a temporary inventory glut. CARBO Ceramics’ weakness was exacerbated by the low price of natural gas, which reduced the demand for proppant.

7

NVIT Multi-Manager Small Company Fund (Continued)

The following subadvisers each manage a portion (“sleeve”) of the Fund’s assets:

Subadviser:

Morgan Stanley Investment Management Inc.

Portfolio Managers:

Sam Chainani, David Cohen, Dennis Lynch, Armistead Nash, Alexander Norton and Jason Yeung

Subadviser:

Neuberger Berman Management LLC

Portfolio Managers:

Robert D’Alelio and Judith M. Vale

Subadviser:

OppenheimerFunds, Inc.

Portfolio Manager:

Ronald J. Zibelli Jr., CFA

Subadviser:

Putnam Investment Management, LLC

Portfolio Manager:

Eric N. Harthun

8

Fund Performance	NVIT Multi-Manager Small Company Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class I	15.50%	2.62%	9.40%
Class II	15.23%	2.37%	9.13%
Class III	15.48%	2.64%	9.41%
Class IV2	15.51%	2.61%	9.39%
Class Y2	15.66%	2.76%	9.47%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of the Class IV shares (April 28, 2003) and Class Y shares (March 27, 2008) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class IV and Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than apply to Class I shares.

Expense Ratios

Expense Ratio*
Class I	1.18%
Class II	1.43%
Class III	1.18%
Class IV	1.18%
Class Y	1.03%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

9

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Small Company Fund versus performance of the Russell 2000® Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell 2000® Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10

Shareholder Expense Example	NVIT Multi-Manager Small Company Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Multi-Manager Small Company Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,064.70	5.81	1.12
	Hypothetical[b]	1,000.00	1,019.51	5.69	1.12
Class II Shares	Actual	1,000.00	1,063.00	7.10	1.37
	Hypothetical[b]	1,000.00	1,018.25	6.95	1.37
Class III Shares	Actual	1,000.00	1,064.10	5.81	1.12
	Hypothetical[b]	1,000.00	1,019.51	5.69	1.12
Class IV Shares	Actual	1,000.00	1,064.10	5.81	1.12
	Hypothetical[b]	1,000.00	1,019.51	5.69	1.12
Class Y Shares	Actual	1,000.00	1,065.10	5.04	0.97
	Hypothetical[b]	1,000.00	1,020.26	4.93	0.97

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

11

Portfolio Summary December 31, 2012	NVIT Multi-Manager Small Company Fund

Asset Allocation †
Common Stocks	97.0%
Mutual Fund	3.1%
Preferred Stocks††	0.0%
Corporate Bonds††	0.0%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Industries †††
Commercial Banks	5.9%
Software	5.5%
Specialty Retail	5.5%
Machinery	5.0%
Real Estate Investment Trusts (REITs)	4.2%
Insurance	4.1%
Chemicals	3.8%
Health Care Equipment & Supplies	3.8%
Oil, Gas & Consumable Fuels	3.8%
Health Care Providers & Services	3.6%
Other Industries	54.8%

100.0%

Top Holdings †††
Fidelity Institutional Money Market Fund—Institutional Class	3.1%
MWI Veterinary Supply, Inc.	0.8%
ICON PLC	0.7%
Hibbett Sports, Inc.	0.7%
Wabtec Corp.	0.6%
Sirona Dental Systems, Inc.	0.6%
Validus Holdings Ltd.	0.6%
Harris Teeter Supermarkets, Inc.	0.6%
Kodiak Oil & Gas Corp.	0.6%
Oasis Petroleum, Inc.	0.5%
Other Holdings	91.2%

100.0%

Top Countries †††
United States	92.9%
Bermuda	1.4%
Canada	1.4%
Puerto Rico	1.1%
Ireland	0.8%
Switzerland	0.5%
Netherlands	0.3%
Luxembourg	0.3%
Monaco	0.3%
Bahamas	0.2%
Other Countries	0.8%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

12

Statement of Investments

December 31, 2012

NVIT Multi-Manager Small Company Fund

Common Stocks 97.0%

	Shares	Market Value

AUSTRALIA 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
AET & D Holdings No. 1* (a)	106,305	$0

AUSTRIA 0.0%†
Real Estate Management & Development 0.0%†
Immofinanz AG* (a)	103,675	0

BAHAMAS 0.2%
Diversified Consumer Services 0.2%
Steiner Leisure Ltd.*	22,300	1,074,637

BERMUDA 1.4%
Insurance 1.4%
Arch Capital Group Ltd.*	25,900	1,140,118
Maiden Holdings Ltd.	135,400	1,244,326
PartnerRe Ltd.	17,300	1,392,477
Validus Holdings Ltd.	80,817	2,794,652

		6,571,573

CANADA 1.4%
Commercial Services & Supplies 0.1%
Ritchie Bros. Auctioneers, Inc.	27,000	564,030

Energy Equipment & Services 0.2%
Pason Systems, Inc. (a)	46,800	806,897

Food & Staples Retailing 0.0%†
North West Co., Inc. (The) (a)	5,100	114,797

Machinery 0.0%†
AG Growth International, Inc.	4,500	138,812

Metals & Mining 0.3%
Alamos Gold, Inc.	58,700	1,032,533
Endeavour Silver Corp.*	22,000	173,580
Major Drilling Group International	1,400	13,776

		1,219,889

Paper & Forest Products 0.4%
Domtar Corp.	18,900	1,578,528
Stella-Jones, Inc.	500	38,519

		1,617,047

Software 0.4%
Computer Modelling Group Ltd. (a)	45,900	983,802
Constellation Software, Inc. (a)	7,300	880,594

		1,864,396

		6,325,868

CAYMAN ISLANDS 0.1%
Thrifts & Mortgage Finance 0.1%
Home Loan Servicing Solutions Ltd.	16,400	309,960

CHINA 0.0%†
Internet Software & Services 0.0%†
Youku Tudou, Inc., ADR*	2	2

Common Stocks (continued)

	Shares	Market Value

CURACAO 0.1%
Health Care Equipment & Supplies 0.1%
Orthofix International NV*	14,986	$589,399

GREECE 0.2%
Transportation Infrastructure 0.2%
Aegean Marine Petroleum Network, Inc.	202,300	1,068,144

IRELAND 0.8%
Life Sciences Tools & Services 0.7%
ICON PLC, ADR*	116,290	3,228,211

Pharmaceuticals 0.1%
Jazz Pharmaceuticals PLC*	11,086	589,775

		3,817,986

ISRAEL 0.2%
Health Care Equipment & Supplies 0.2%
Syneron Medical Ltd.*	81,700	708,339

LUXEMBOURG 0.3%
Real Estate Management & Development 0.3%
Altisource Portfolio Solutions SA*	13,900	1,204,504

MONACO 0.3%
Oil, Gas & Consumable Fuels 0.3%
Scorpio Tankers, Inc.*	166,542	1,184,114

NETHERLANDS 0.3%
Information Technology Services 0.3%
InterXion Holding NV*	52,100	1,237,896

PUERTO RICO 1.1%
Commercial Banks 0.8%
Oriental Financial Group, Inc.	163,200	2,178,720
Popular, Inc.*	67,690	1,407,275

		3,585,995

Health Care Providers & Services 0.3%
Triple-S Management Corp., Class B*	87,900	1,623,513

		5,209,508

SWITZERLAND 0.5%
Insurance 0.5%
Allied World Assurance Co. Holdings AG	28,800	2,269,440

UNITED KINGDOM 0.2%
Machinery 0.2%
Edwards Group Ltd., ADR*	159,312	968,617

Oil, Gas & Consumable Fuels 0.0%†
Infinity Bio-Energy Ltd.* (a)	94,500	0

		968,617

13

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES 89.9%
Aerospace & Defense 1.1%
B/E Aerospace, Inc.*	24,570	$1,213,758
Esterline Technologies Corp.*	20,169	1,282,950
Hexcel Corp.*	41,408	1,116,359
Huntington Ingalls Industries, Inc.	27,700	1,200,518
Innovative Solutions & Support, Inc.	89,572	308,128

		5,121,713

Air Freight & Logistics 0.4%
Forward Air Corp.	46,500	1,627,965

Airlines 0.1%
SkyWest, Inc.	44,920	559,703

Auto Components 0.3%
Gentex Corp.	17,600	331,232
Modine Manufacturing Co.*	29,613	240,754
Stoneridge, Inc.*	148,066	758,098

		1,330,084

Beverages 0.3%
Boston Beer Co., Inc. (The), Class A*	11,200	1,505,840

Biotechnology 0.8%
ARIAD Pharmaceuticals, Inc.*	18,818	360,929
Cepheid, Inc.*	17,692	598,167
Cubist Pharmaceuticals, Inc.*	38,135	1,603,958
Medivation, Inc.*	18,900	966,924

		3,529,978

Building Products 0.6%
A.O. Smith Corp.	19,970	1,259,508
AAON, Inc.	34,200	713,754
NCI Building Systems, Inc.*	40,600	564,340

		2,537,602

Capital Markets 1.9%
Cowen Group, Inc., Class A*	468,720	1,148,364
Hercules Technology Growth Capital, Inc.	135,441	1,507,458
Horizon Technology Finance Corp.	81,000	1,206,090
Medley Capital Corp.	106,100	1,544,816
New Mountain Finance Corp.	99,300	1,479,570
THL Credit, Inc.	98,100	1,450,899
Walter Investment Management Corp.*	14,510	624,220

		8,961,417

Chemicals 3.8%
American Vanguard Corp.	28,320	879,903
Balchem Corp.	25,500	928,200
Cabot Corp.	25,100	998,729
Cytec Industries, Inc.	17,230	1,185,941
H.B. Fuller Co.	27,900	971,478
Hawkins, Inc.	16,400	633,696
Innophos Holdings, Inc.	17,500	813,750
Intrepid Potash, Inc.	33,100	704,699
LSB Industries, Inc.*	54,800	1,941,016
Minerals Technologies, Inc.	43,400	1,732,528

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Chemicals (continued)
NewMarket Corp.	2,600	$681,720
Olin Corp.	49,000	1,057,910
OM Group, Inc.*	47,500	1,054,500
RPM International, Inc.	55,948	1,642,633
Sensient Technologies Corp.	51,300	1,824,228
Stepan Co.	6,800	377,672

		17,428,603

Commercial Banks 5.1%
Bancorp, Inc. (The)*	124,048	1,360,807
Bank of Hawaii Corp.	14,700	647,535
Eagle Bancorp, Inc.*	67,200	1,341,984
Financial Institutions, Inc.	85,612	1,594,952
First Citizens BancShares, Inc., Class A	5,101	834,013
First Connecticut Bancorp, Inc.	44,500	611,875
First Financial Bankshares, Inc.	34,350	1,339,993
First Midwest Bancorp, Inc.	109,100	1,365,932
First of Long Island Corp. (The)	33,247	941,555
Investors Bancorp, Inc.	101,402	1,802,928
Lakeland Financial Corp.	47,400	1,224,816
Metro Bancorp, Inc.*	60,581	800,881
National Bank Holdings Corp., Class A	52,630	999,444
PrivateBancorp, Inc.	70,598	1,081,561
Signature Bank*	17,562	1,252,873
State Bank Financial Corp.	89,900	1,427,612
TCF Financial Corp.	111,900	1,359,585
Texas Capital Bancshares, Inc.*	30,506	1,367,279
Westamerica Bancorporation	8,500	362,015
Western Alliance Bancorp*	157,000	1,653,210

		23,370,850

Commercial Services & Supplies 2.5%
ACCO Brands Corp.*	203,037	1,490,292
Deluxe Corp.	61,700	1,989,208
Ennis, Inc.	76,795	1,188,019
Healthcare Services Group, Inc.	79,380	1,843,997
KAR Auction Services, Inc.	57,010	1,153,882
Rollins, Inc.	58,775	1,295,401
Steelcase, Inc., Class A	102,000	1,299,480
Team, Inc.*	1,300	49,452
United Stationers, Inc.	39,382	1,220,448

		11,530,179

Communications Equipment 1.9%
Emulex Corp.*	233,400	1,703,820
Extreme Networks*	411,967	1,499,560
NETGEAR, Inc.*	21,000	827,820
Oplink Communications, Inc.*	102,467	1,596,436
Palo Alto Networks, Inc.*	5,730	306,669
Polycom, Inc.*	150,300	1,572,138
Procera Networks, Inc.*	60,660	1,125,243

		8,631,686

14

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Computers & Peripherals 1.2%
Datalink Corp.*	158,836	$1,358,048
Electronics for Imaging, Inc.*	73,400	1,393,866
Lexmark International, Inc., Class A	58,600	1,358,934
Stratasys Ltd.*	15,920	1,275,988

		5,386,836

Construction & Engineering 0.8%
EMCOR Group, Inc.	48,200	1,668,202
Great Lakes Dredge & Dock Corp.	151,400	1,352,002
Orion Marine Group, Inc.*	75,100	548,981
UniTek Global Services, Inc.*	62,293	225,501

		3,794,686

Construction Materials 0.5%
Eagle Materials, Inc.	38,350	2,243,475

Consumer Finance 0.7%
Encore Capital Group, Inc.*	50,160	1,535,899
Portfolio Recovery Associates, Inc.*	13,500	1,442,610

		2,978,509

Containers & Packaging 1.1%
AptarGroup, Inc.	32,800	1,565,216
Greif, Inc., Class A	30,000	1,335,000
Rock-Tenn Co., Class A	18,000	1,258,380
Silgan Holdings, Inc.	25,200	1,048,068

		5,206,664

Distributors 0.7%
Core-Mark Holding Co., Inc.	31,296	1,481,866
Pool Corp.	27,000	1,142,640
VOXX International Corp.*	94,100	633,293

		3,257,799

Diversified Consumer Services 0.2%
Corinthian Colleges, Inc.*	284,500	694,180

Diversified Financial Services 0.3%
PHH Corp.*	63,000	1,433,250

Diversified Telecommunication Services 0.3%
Cogent Communications Group, Inc.	52,360	1,185,430

Electric Utilities 1.6%
IDACORP, Inc.	26,800	1,161,780
NV Energy, Inc.	125,400	2,274,756
Portland General Electric Co.	47,600	1,302,336
UIL Holdings Corp.	32,287	1,156,197
UNS Energy Corp.	36,314	1,540,440

		7,435,509

Electrical Equipment 0.5%
Generac Holdings, Inc.	17,700	607,287
General Cable Corp.*	40,400	1,228,564
Thermon Group Holdings, Inc.*	15,500	349,215

		2,185,066

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Electronic Equipment, Instruments & Components 1.5%
Badger Meter, Inc.	27,200	$1,289,552
Electro Scientific Industries, Inc.	133,423	1,327,559
FEI Co.	14,900	826,354
IPG Photonics Corp.	21,063	1,403,849
Littelfuse, Inc.	1,600	98,736
OSI Systems, Inc.*	32,476	2,079,763

		7,025,813

Energy Equipment & Services 2.4%
Atwood Oceanics, Inc.*	33,777	1,546,649
CARBO Ceramics, Inc.	10,650	834,321
Dril-Quip, Inc.*	16,540	1,208,247
Forum Energy Technologies, Inc.*	38,480	952,380
Hornbeck Offshore Services, Inc.*	12,250	420,665
Key Energy Services, Inc.*	130,500	906,975
Lufkin Industries, Inc.	12,200	709,186
Natural Gas Services Group, Inc.*	82,100	1,348,082
Oceaneering International, Inc.	19,800	1,065,042
Pioneer Energy Services Corp.*	133,448	968,832
Tidewater, Inc.	25,465	1,137,776

		11,098,155

Food & Staples Retailing 1.5%
Fresh Market, Inc. (The)*	27,628	1,328,630
Harris Teeter Supermarkets, Inc.	70,798	2,729,971
Spartan Stores, Inc.	86,771	1,332,803
Susser Holdings Corp.*	23,780	820,172
United Natural Foods, Inc.*	16,480	883,163

		7,094,739

Food Products 2.0%
Annie’s, Inc.*	14,230	475,709
Chiquita Brands International, Inc.*	149,900	1,236,675
Darling International, Inc.*	38,300	614,332
Flowers Foods, Inc.	47,450	1,104,162
J&J Snack Foods Corp.	13,883	887,679
Lancaster Colony Corp.	25,100	1,736,669
Post Holdings, Inc.*	33,600	1,150,800
Sanderson Farms, Inc.	20,000	951,000
Smart Balance, Inc.*	76,450	986,205
WhiteWave Foods Co., Class A*	9,480	147,319

		9,290,550

Gas Utilities 1.1%
Chesapeake Utilities Corp.	12,000	544,800
New Jersey Resources Corp.	23,650	937,013
Northwest Natural Gas Co.	7,300	322,660
Piedmont Natural Gas Co., Inc.	7,100	222,301
South Jersey Industries, Inc.	17,000	855,610
Southwest Gas Corp.	52,847	2,241,241

		5,123,625

15

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Health Care Equipment & Supplies 3.5%
Abaxis, Inc.	39,400	$1,461,740
Cooper Cos., Inc. (The)	21,980	2,032,711
Cutera, Inc.*	129,564	1,166,076
Endologix, Inc.*	57,685	821,434
Globus Medical, Inc., Class A*	3,800	39,862
Haemonetics Corp.*	48,300	1,972,572
IDEXX Laboratories, Inc.*	5,904	547,891
Insulet Corp.*	27,140	575,911
Meridian Bioscience, Inc.	66,300	1,342,575
Sirona Dental Systems, Inc.*	44,642	2,877,623
Thoratec Corp.*	18,700	701,624
Volcano Corp.*	16,000	377,760
West Pharmaceutical Services, Inc.	39,500	2,162,625

		16,080,404

Health Care Providers & Services 3.3%
Acadia Healthcare Co., Inc.*	18,140	423,206
Addus HomeCare Corp.*	133,331	949,317
Air Methods Corp.	36,750	1,355,708
Amsurg Corp.*	18,334	550,203
Centene Corp.*	30,300	1,242,300
Ensign Group, Inc. (The)	60,400	1,642,276
Landauer, Inc.	4,100	250,961
MWI Veterinary Supply, Inc.*	33,180	3,649,800
Owens & Minor, Inc.	13,900	396,289
PharMerica Corp.*	140,300	1,997,872
Providence Service Corp. (The)*	72,500	1,231,775
Team Health Holdings, Inc.*	52,370	1,506,685

		15,196,392

Health Care Technology 0.5%
MedAssets, Inc.*	76,100	1,276,197
Vocera Communications, Inc.*	40,430	1,014,793

		2,290,990

Hotels, Restaurants & Leisure 1.4%
Bally Technologies, Inc.*	20,600	921,026
Brinker International, Inc.	26,500	821,235
Buffalo Wild Wings, Inc.*	16,800	1,223,376
Cheesecake Factory, Inc. (The)	11,900	389,368
Marriott Vacations Worldwide Corp.*	30,714	1,279,852
Morgans Hotel Group Co.*	45,922	254,408
Panera Bread Co., Class A*	10,500	1,667,715

		6,556,980

Household Durables 1.5%
La-Z-Boy, Inc.	112,590	1,593,148
M/I Homes, Inc.*	73,625	1,951,063
Newell Rubbermaid, Inc.	62,864	1,399,981
Ryland Group, Inc. (The)	17,820	650,430
Standard Pacific Corp.*	203,090	1,492,712

		7,087,334

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Household Products 0.3%
Church & Dwight Co., Inc.	22,600	$1,210,682

Industrial Conglomerates 0.2%
Raven Industries, Inc.	37,474	987,815

Information Technology Services 1.3%
BancTec, Inc.* (b)	36,134	72,268
Cardtronics, Inc.*	23,793	564,846
CIBER, Inc.*	328,700	1,097,858
Convergys Corp.	82,700	1,357,107
Forrester Research, Inc.	557	14,928
Jack Henry & Associates, Inc.	10,300	404,378
Lender Processing Services, Inc.	4,400	108,328
MAXIMUS, Inc.	10,850	685,937
Sapient Corp.*	27,700	292,512
Syntel, Inc.	13,300	712,747
WEX, Inc.*	8,690	654,965

		5,965,874

Insurance 2.2%
American Financial Group, Inc.	36,914	1,458,841
Amtrust Financial Services, Inc.	21,560	618,556
Employers Holdings, Inc.	48,049	988,848
Infinity Property & Casualty Corp.	19,500	1,135,680
Mercury General Corp.	12,500	496,125
ProAssurance Corp.	37,292	1,573,350
Reinsurance Group of America, Inc.	28,734	1,537,844
RLI Corp.	18,700	1,209,142
Safety Insurance Group, Inc.	26,200	1,209,654

		10,228,040

Internet & Catalog Retail 0.1%
HSN, Inc.	10,590	583,297

Internet Software & Services 2.0%
Cornerstone OnDemand, Inc.*	67,075	1,980,725
CoStar Group, Inc.*	9,680	865,101
Demandware, Inc.*	17,960	490,667
EarthLink, Inc.	254,700	1,645,362
Liquidity Services, Inc.*	11,045	451,299
Perficient, Inc.*	101,300	1,193,314
Web.com Group, Inc.*	164,529	2,435,029

		9,061,497

Leisure Equipment & Products 0.8%
Brunswick Corp.	47,500	1,381,775
LeapFrog Enterprises, Inc.*	117,800	1,016,614
Polaris Industries, Inc.	14,000	1,178,100

		3,576,489

Life Sciences Tools & Services 0.2%
PAREXEL International Corp.*	30,000	887,700

Machinery 4.8%
Chart Industries, Inc.*	25,682	1,712,219
CLARCOR, Inc.	44,200	2,111,876

16

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Machinery (continued)
Columbus McKinnon Corp.*	62,000	$1,024,240
Douglas Dynamics, Inc.	42,500	611,575
EnPro Industries, Inc.*	25,200	1,030,680
Gorman-Rupp Co. (The)	19,800	590,634
Graco, Inc.	27,000	1,390,230
Hyster-Yale Materials Handling, Inc.	18,900	922,320
Hyster-Yale Materials Handling, Inc., Class B* (a)	10,900	531,920
Lincoln Electric Holdings, Inc.	5,800	282,344
Lindsay Corp.	17,350	1,390,082
Manitowoc Co., Inc. (The)	74,200	1,163,456
Middleby Corp.*	7,410	950,036
Navistar International Corp.*	25,800	561,666
Nordson Corp.	18,282	1,153,960
Tennant Co.	11,355	499,052
Toro Co. (The)	21,222	912,122
Trimas Corp.*	35,600	995,376
Valmont Industries, Inc.	10,400	1,420,120
Wabtec Corp.	33,988	2,975,309

		22,229,217

Media 0.2%
MDC Partners, Inc., Class A	67,100	758,230

Metals & Mining 1.0%
Compass Minerals International, Inc.	24,000	1,793,040
Materion Corp.	41,229	1,062,884
Metals USA Holdings Corp.	95,646	1,672,848

		4,528,772

Multiline Retail 0.2%
Gordmans Stores, Inc.*	56,785	852,911

Multi-Utilities 0.4%
Avista Corp.	34,847	840,161
CMS Energy Corp.	47,800	1,165,364
NorthWestern Corp.	1,300	45,149

		2,050,674

Office Electronics 0.2%
Zebra Technologies Corp., Class A*	23,647	928,854

Oil, Gas & Consumable Fuels 3.5%
Approach Resources, Inc.*	14,000	350,140
Concho Resources, Inc.*	3,100	249,736
Energen Corp.	38,798	1,749,402
EPL Oil & Gas, Inc.*	49,300	1,111,715
EXCO Resources, Inc.	119,700	810,369
Gulfport Energy Corp.*	54,800	2,094,456
Kodiak Oil & Gas Corp.*	299,300	2,648,805
Midstates Petroleum Co., Inc.*	127,100	875,719
Oasis Petroleum, Inc.*	78,840	2,507,112
PBF Energy, Inc.*	18,500	537,425
Rex Energy Corp.*	57,780	752,295
SM Energy Co.	19,915	1,039,762
Swift Energy Co.*	83,100	1,278,909

		16,005,845

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Paper & Forest Products 0.2%
Louisiana-Pacific Corp.*	39,280	$758,890

Personal Products 0.3%
Elizabeth Arden, Inc.*	33,208	1,494,692

Pharmaceuticals 0.4%
Akorn, Inc.*	44,940	600,399
Medicines Co. (The)*	49,591	1,188,696

		1,789,095

Professional Services 1.2%
Advisory Board Co. (The)*	34,578	1,617,905
Exponent, Inc.*	30,800	1,719,564
Kforce, Inc.	97,008	1,390,125
On Assignment, Inc.*	47,930	972,020

		5,699,614

Real Estate Investment Trusts (REITs) 4.2%
American Assets Trust, Inc.	43,472	1,214,173
American Capital Agency Corp.	34,900	1,010,006
Campus Crest Communities, Inc.	116,705	1,430,803
Colony Financial, Inc.	85,757	1,672,262
Coresite Realty Corp.	23,920	661,627
Education Realty Trust, Inc.	106,943	1,137,874
EPR Properties	29,200	1,346,412
MFA Financial, Inc.	147,717	1,197,985
National Health Investors, Inc.	16,400	927,092
One Liberty Properties, Inc.	65,670	1,332,444
Piedmont Office Realty Trust, Inc., Class A	53,500	965,675
PS Business Parks, Inc.	17,100	1,111,158
Ryman Hospitality Properties, Inc.	16,317	627,552
Summit Hotel Properties, Inc.	255,812	2,430,214
Taubman Centers, Inc.	14,549	1,145,297
Two Harbors Investment Corp.	111,000	1,229,880

		19,440,454

Real Estate Management & Development 0.0%†
Altisource Asset Management Corp.*	1,360	111,520
Altisource Residential Corp., Class B*	4,533	71,803

		183,323

Road & Rail 1.1%
Genesee & Wyoming, Inc., Class A*	21,990	1,672,999
Quality Distribution, Inc.*	122,800	736,800
Roadrunner Transportation Systems, Inc.*	50,400	914,256
Ryder System, Inc.	19,300	963,649
Saia, Inc.*	37,973	877,936

		5,165,640

Semiconductors & Semiconductor Equipment 2.9%
Ambarella, Inc.*	116,701	1,301,216
Cavium, Inc.*	30,750	959,707
Entropic Communications, Inc.*	300,700	1,590,703
Hittite Microwave Corp.*	23,300	1,446,930
Integrated Silicon Solution, Inc.*	178,200	1,603,800

17

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Small Company Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Semiconductors & Semiconductor Equipment (continued)
Monolithic Power Systems, Inc.	52,520	$1,170,146
Photronics, Inc.*	259,400	1,546,024
Power Integrations, Inc.	15,600	524,316
RF Micro Devices, Inc.*	388,800	1,741,824
Silicon Image, Inc.*	314,700	1,560,912
Volterra Semiconductor Corp.*	5,700	97,869

		13,543,447

Software 5.2%
Actuate Corp.*	199,600	1,117,760
Aspen Technology, Inc.*	83,250	2,301,030
Blackbaud, Inc.	13,600	310,488
BroadSoft, Inc.*	30,641	1,113,188
CommVault Systems, Inc.*	33,089	2,306,634
Ellie Mae, Inc.*	36,320	1,007,880
FactSet Research Systems, Inc.	6,800	598,808
Fortinet, Inc.*	33,000	695,310
Guidewire Software, Inc.*	53,310	1,584,373
Imperva, Inc.*	34,006	1,072,209
Manhattan Associates, Inc.*	7,300	440,482
Mentor Graphics Corp.*	94,000	1,599,880
MICROS Systems, Inc.*	26,940	1,143,334
NetSuite, Inc.*	35,314	2,376,632
ServiceNow, Inc.*	20,690	621,321
Solera Holdings, Inc.	27,600	1,475,772
Sourcefire, Inc.*	20,533	969,568
Splunk, Inc.*	14,210	412,374
Tyler Technologies, Inc.*	4,700	227,668
Ultimate Software Group, Inc.*	24,720	2,333,815

		23,708,526

Specialty Retail 5.5%
Aaron’s, Inc.	50,950	1,440,866
American Eagle Outfitters, Inc.	55,000	1,128,050
Ann, Inc.*	35,100	1,187,784
Asbury Automotive Group, Inc.*	42,420	1,358,713
Conn’s, Inc.*	23,820	730,798
Five Below, Inc.*	14,120	452,405
Francesca’s Holdings Corp.*	23,090	599,416
GameStop Corp., Class A	40,800	1,023,672
Genesco, Inc.*	23,082	1,269,510
Hibbett Sports, Inc.*	60,390	3,182,553
Lithia Motors, Inc., Class A	46,740	1,749,011
Pep Boys-Manny, Moe & Jack (The)	118,400	1,163,872
Pier 1 Imports, Inc.	54,830	1,096,600
Restoration Hardware Holdings, Inc.*	3,570	120,416
Sally Beauty Holdings, Inc.*	98,650	2,325,180
Sonic Automotive, Inc., Class A	80,700	1,685,823
Stage Stores, Inc.	61,697	1,528,852
Tractor Supply Co.	12,500	1,104,500
Vitamin Shoppe, Inc.*	39,095	2,242,489

		25,390,510

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Textiles, Apparel & Luxury Goods 1.2%
G-III Apparel Group Ltd.*	32,800	$1,122,744
PVH Corp.	8,982	997,092
Steven Madden Ltd.*	46,550	1,967,668
Under Armour, Inc., Class A*	20,990	1,018,645
Wolverine World Wide, Inc.	13,900	569,622

		5,675,771

Thrifts & Mortgage Finance 3.0%
Berkshire Hills Bancorp, Inc.	60,500	1,443,530
BofI Holding, Inc.*	57,763	1,609,855
Brookline Bancorp, Inc.	212,400	1,805,400
Dime Community Bancshares, Inc.	30,550	424,339
EverBank Financial Corp.	93,120	1,388,419
Flushing Financial Corp.	72,096	1,105,953
Ocwen Financial Corp.*	27,400	947,766
Rockville Financial, Inc.	114,100	1,471,890
United Financial Bancorp, Inc.	85,464	1,343,494
ViewPoint Financial Group, Inc.	31,100	651,234
Walker & Dunlop, Inc.*	83,903	1,397,824
Westfield Financial, Inc.	51,300	370,899

		13,960,603

Trading Companies & Distributors 1.7%
Applied Industrial Technologies, Inc.	28,000	1,176,280
Beacon Roofing Supply, Inc.*	51,431	1,711,624
DXP Enterprises, Inc.*	21,648	1,062,267
H&E Equipment Services, Inc.	64,970	979,098
MRC Global, Inc.*	39,975	1,110,506
United Rentals, Inc.*	29,110	1,325,087
Watsco, Inc.	4,700	352,030

		7,716,892

Water Utilities 0.2%
American States Water Co.	17,600	844,448

		414,009,808

Total Common Stocks (cost $399,126,566)		446,549,795

Preferred Stocks 0.0%†
UNITED STATES 0.0%†
Internet Software & Services 0.0%†
Glam Media, Inc., Series M-1* (a)	19,276	74,598
Glam Media, Inc., Escrow ADR, Series M-1* (a)	2,754	6,940

		81,538

Total Preferred Stocks (cost $109,333)		81,538

18

Statement of Investments (Continued)

December 31, 2012

NVIT Multi-Manager Small Company Fund (Continued)

Corporate Bonds 0.0%†

	Principal Amount	Market Value

UNITED STATES 0.0%†
Internet Software & Services 0.0%†
Glam Media, Inc., Subordinated Note, 9.00%, 12/02/13 (a)	$42,256	$42,256
Glam Media, Inc., Subordinated Note Escrow, 9.00%, 12/02/13 (a)	6,037	1,545

Total Corporate Bonds (cost $47,237)		43,801

Mutual Fund 3.1%

	Shares	Market Value

Money Market Fund 3.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (c)	14,318,387	14,318,387

Total Mutual Fund (cost $14,318,387)		14,318,387

Total Investments (cost $413,601,523) (d) — 100.1%		460,993,521

Liabilities in excess of other assets — (0.1)%		(240,935)

NET ASSETS — 100.0%		$460,752,586

*	Denotes a non-income producing security.
(a)	Fair Valued Security.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2012 was $72,268 which represents 0.02% of net assets.

(c)	Represents 7-day effective yield as of December 31, 2012.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

AG	Stock Corporation

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

19

Statement of Assets and Liabilities

December 31, 2012

NVIT Multi- Manager Small Company Fund
Assets:
Investments, at value (cost $413,601,523)	$460,993,521
Cash	53,689
Interest and dividends receivable	405,208
Receivable for investments sold	504,053
Receivable for capital shares issued	108,830
Reclaims receivable	32,604
Prepaid expenses	1,030

Total Assets	462,098,935

Liabilities:
Payable for investments purchased	406,578
Payable for capital shares redeemed	464,671
Accrued expenses and other payables:
Investment advisory fees	344,196
Fund administration fees	19,661
Distribution fees	9,536
Administrative servicing fees	53,761
Accounting and transfer agent fees	783
Custodian fees	2,622
Professional fees	13,358
Printing fees	29,398
Other	1,785

Total Liabilities	1,346,349

Net Assets	$460,752,586

Represented by:
Capital	$422,454,608
Accumulated undistributed net investment income	1,710,458
Accumulated net realized losses from investment and foreign currency transactions	(10,819,221)
Net unrealized appreciation/(depreciation) from investments	47,391,998
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	14,743

Net Assets	$460,752,586

Net Assets:
Class I Shares	$310,267,734
Class II Shares	46,480,380
Class III Shares	2,723,797
Class IV Shares	19,519,832
Class Y Shares	81,760,843

Total	$460,752,586

20

Statement of Assets and Liabilities (Continued)

December 31, 2012

NVIT Multi- Manager Small Company Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	15,854,659
Class II Shares	2,437,352
Class III Shares	138,874
Class IV Shares	997,747
Class Y Shares	4,172,406

Total	23,601,038

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$19.57
Class II Shares	$19.07
Class III Shares	$19.61
Class IV Shares	$19.56
Class Y Shares	$19.60

The accompanying notes are an integral part of these financial statements.

21

Statement of Operations

For the Year Ended December 31, 2012

NVIT Multi- Manager Small Company Fund
INVESTMENT INCOME:
Dividend income	$7,462,460
Interest income	5,678
Other income	227
Foreign tax withholding	(13,620)

Total Income	7,454,745

EXPENSES:
Investment advisory fees	4,280,709
Fund administration fees	211,502
Distribution fees Class II Shares	113,984
Administrative servicing fees Class I Shares	473,666
Administrative servicing fees Class II Shares	68,390
Administrative servicing fees Class III Shares	3,883
Administrative servicing fees Class IV Shares	29,966
Professional fees	35,766
Printing fees	72,445
Trustee fees	17,309
Custodian fees	17,524
Accounting and transfer agent fees	2,954
Compliance program costs (Note 3)	1,895
Other	15,836

Total expenses before earnings credit and fees waived	5,345,829

Earnings credit (Note 5)	(252)
Investment advisory fees waived (Note 3)	(243,784)

Net Expenses	5,101,793

NET INVESTMENT INCOME	2,352,952

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	17,285,406
Net realized gains from foreign currency transactions (Note 2)	2,424

Net realized gains from investment and foreign currency transactions	17,287,830

Net change in unrealized appreciation/(depreciation) from investments	46,280,262
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,880)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	46,278,382

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	63,566,212

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$65,919,164

The accompanying notes are an integral part of these financial statements.

22

Statements of Changes in Net Assets

	NVIT Multi-Manager Small Company Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income/(loss)	$2,352,952	$(275,404)
Net realized gains from investment and foreign currency transactions	17,287,830	74,967,779
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	46,278,382	(97,944,943)

Change in net assets resulting from operations	65,919,164	(23,252,568)

Distributions to Shareholders From:
Net investment income:
Class I	(477,407)	(1,705,584)
Class II	–	(231,488)
Class III	(4,482)	(16,570)
Class IV	(29,597)	(114,988)
Class Y	(247,971)	(285,808)

Change in net assets from shareholder distributions	(759,457)	(2,354,438)

Change in net assets from capital transactions	(13,481,021)	(51,848,804)

Change in net assets	51,678,686	(77,455,810)

Net Assets:
Beginning of year	409,073,900	486,529,710

End of year	$460,752,586	$409,073,900

Accumulated undistributed (distributions in excess of) net investment income at end of year	$1,710,458	$(7,792)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$43,940,217	$10,438,001
Dividends reinvested	477,407	1,705,584
Cost of shares redeemed	(54,306,844)	(78,991,460)

Total Class I Shares	(9,889,220)	(66,847,875)

Class II Shares
Proceeds from shares issued	3,150,941	3,014,182
Dividends reinvested	–	231,488
Cost of shares redeemed	(8,044,841)	(9,335,533)

Total Class II Shares	(4,893,900)	(6,089,863)

Class III Shares
Proceeds from shares issued	545,063	1,035,962
Dividends reinvested	4,482	16,570
Cost of shares redeemed	(782,338)	(1,259,996)

Total Class III Shares	(232,793)	(207,464)

Class IV Shares
Proceeds from shares issued	556,669	786,384
Dividends reinvested	29,597	114,988
Cost of shares redeemed	(3,383,497)	(3,746,772)

Total Class IV Shares	(2,797,231)	(2,845,400)

23

Statements of Changes in Net Assets (Continued)

	NVIT Multi-Manager Small Company Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
CAPITAL TRANSACTIONS (Continued)
Class Y Shares
Proceeds from shares issued	$8,151,872	$28,865,763
Dividends reinvested	247,971	285,808
Cost of shares redeemed	(4,067,720)	(5,009,773)

Total Class Y Shares	4,332,123	24,141,798

Change in net assets from capital transactions	$(13,481,021)	$(51,848,804)

SHARE TRANSACTIONS:
Class I Shares
Issued	2,521,467	578,132
Reinvested	25,074	93,723
Redeemed	(2,917,433)	(4,413,814)

Total Class I Shares	(370,892)	(3,741,959)

Class II Shares
Issued	173,671	186,791
Reinvested	–	13,060
Redeemed	(446,561)	(534,020)

Total Class II Shares	(272,890)	(334,169)

Class III Shares
Issued	29,086	58,066
Reinvested	235	909
Redeemed	(43,224)	(71,128)

Total Class III Shares	(13,903)	(12,153)

Class IV Shares
Issued	29,809	44,776
Reinvested	1,555	6,319
Redeemed	(182,556)	(211,556)

Total Class IV Shares	(151,192)	(160,461)

Class Y Shares
Issued	440,743	1,677,014
Reinvested	13,010	15,688
Redeemed	(214,916)	(291,150)

Total Class Y Shares	238,837	1,401,552

Total change in shares	(570,040)	(2,847,190)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

24

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi-Manager Small Company Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distri- butions	Redem- ption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$16.97	0.09	2.54	2.63	(0.03)	–	(0.03)	–	$19.57	15.50%	$310,267,734	1.11%	0.50%	1.16%	69.03%
Year Ended December 31, 2011(e)	$18.05	(0.01)	(0.98)	(0.99)	(0.09)	–	(0.09)	–	$16.97	(5.56)%	$275,298,485	1.16%	(0.06)%	1.17%	114.47%
Year Ended December 31, 2010(e)	$14.45	0.08	3.57	3.65	(0.05)	–	(0.05)	–	$18.05	25.32%	$360,470,763	1.18%	0.50%	1.18%	68.84%
Year Ended December 31, 2009(e)	$10.76	0.04	3.68	3.72	(0.03)	–	(0.03)	–	$14.45	34.70%	$352,187,874	1.19%	0.38%	1.19%	77.10%
Year Ended December 31, 2008	$22.21	0.14	(7.45)	(7.31)	(0.14)	(4.00)	(4.14)	–	$10.76	(38.19)%	$312,192,179	1.19%	0.85%	1.19%	113.50%

Class II Shares
Year Ended December 31, 2012(e)	$16.55	0.05	2.47	2.52	–	–	–	–	$19.07	15.23%	$46,480,380	1.36%	0.26%	1.41%	69.03%
Year Ended December 31, 2011(e)	$17.64	(0.05)	(0.96)	(1.01)	(0.08)	–	(0.08)	–	$16.55	(5.80)%	$44,853,662	1.41%	(0.30)%	1.42%	114.47%
Year Ended December 31, 2010(e)	$14.13	0.04	3.48	3.52	(0.01)	–	(0.01)	–	$17.64	24.98%	$53,716,945	1.43%	0.26%	1.43%	68.84%
Year Ended December 31, 2009(e)	$10.53	0.02	3.60	3.62	(0.02)	–	(0.02)	–	$14.13	34.43%	$48,640,531	1.44%	0.18%	1.44%	77.10%
Year Ended December 31, 2008	$21.84	0.09	(7.30)	(7.21)	(0.10)	(4.00)	(4.10)	–	$10.53	(38.35)%	$67,160,569	1.45%	0.57%	1.45%	113.50%

Class III Shares
Year Ended December 31, 2012(e)	$17.01	0.10	2.53	2.63	(0.03)	–	(0.03)	–	$19.61	15.48%	$2,723,797	1.11%	0.54%	1.16%	69.03%
Year Ended December 31, 2011(e)	$18.10	(0.01)	(0.99)	(1.00)	(0.09)	–	(0.09)	–	$17.01	(5.55)%	$2,598,385	1.16%	(0.06)%	1.17%	114.47%
Year Ended December 31, 2010(e)	$14.48	0.09	3.58	3.67	(0.05)	–	(0.05)	–	$18.10	25.35%	$2,984,634	1.18%	0.58%	1.18%	68.84%
Year Ended December 31, 2009(e)	$10.78	0.04	3.69	3.73	(0.03)	–	(0.03)	–	$14.48	34.73%	$2,523,106	1.19%	0.35%	1.19%	77.10%
Year Ended December 31, 2008	$22.24	0.16	(7.47)	(7.31)	(0.15)	(4.00)	(4.15)	–	$10.78	(38.16)%	$1,491,946	1.16%	0.90%	1.16%	113.50%

Class IV Shares
Year Ended December 31, 2012(e)	$16.96	0.09	2.54	2.63	(0.03)	–	(0.03)	–	$19.56	15.51%	$19,519,832	1.11%	0.50%	1.16%	69.03%
Year Ended December 31, 2011(e)	$18.05	(0.01)	(0.99)	(1.00)	(0.09)	–	(0.09)	–	$16.96	(5.56)%	$19,488,197	1.16%	(0.06)%	1.17%	114.47%
Year Ended December 31, 2010(e)	$14.44	0.08	3.58	3.66	(0.05)	–	(0.05)	–	$18.05	25.34%	$23,631,715	1.18%	0.50%	1.18%	66.84%
Year Ended December 31, 2009(e)	$10.76	0.04	3.67	3.71	(0.03)	–	(0.03)	–	$14.44	34.61%	$23,013,941	1.19%	0.38%	1.19%	77.10%
Year Ended December 31, 2008	$22.21	0.14	(7.45)	(7.31)	(0.14)	(4.00)	(4.14)	–	$10.76	(38.19)%	$20,512,653	1.20%	0.83%	1.20%	113.50%

Class Y Shares
Year Ended December 31, 2012(e)	$16.99	0.13	2.54	2.67	(0.06)	–	(0.06)	–	$19.60	15.66%	$81,760,843	0.96%	0.69%	1.01%	69.03%
Year Ended December 31, 2011(e)	$18.06	0.03	(1.00)	(0.97)	(0.10)	–	(0.10)	–	$16.99	(5.46)%	$66,835,171	1.00%	0.15%	1.02%	114.47%
Year Ended December 31, 2010(e)	$14.45	0.14	3.54	3.68	(0.07)	–	(0.07)	–	$18.06	25.57%	$45,725,653	1.03%	0.88%	1.03%	68.84%
Year Ended December 31, 2009(e)	$10.76	0.05	3.68	3.73	(0.04)	–	(0.04)	–	$14.45	34.80%	$17,171,892	1.03%	0.43%	1.03%	77.10%
Period Ended December 31, 2008(f)	$20.20	0.12	(5.39)	(5.27)	(0.17)	(4.00)	(4.17)	–	$10.76	(32.67)%	$5,084,763	1.08%	0.99%	1.08%	113.50%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 27, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

25

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi-Manager Small Company Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such

26

Notes to Financial Statements (Continued)

December 31, 2012

price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

27

Notes to Financial Statements (Continued)

December 31, 2012

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$5,121,713	$—	$—	$5,121,713
Air Freight & Logistics	1,627,965	—	—	1,627,965
Airlines	559,703	—	—	559,703
Auto Components	1,330,084	—	—	1,330,084
Beverages	1,505,840	—	—	1,505,840
Biotechnology	3,529,978	—	—	3,529,978
Building Products	2,537,602	—	—	2,537,602
Capital Markets	8,961,417	—	—	8,961,417
Chemicals	17,428,603	—	—	17,428,603
Commercial Banks	26,956,845	—	—	26,956,845
Commercial Services & Supplies	12,094,209	—	—	12,094,209
Communications Equipment	8,631,686	—	—	8,631,686
Computers & Peripherals	5,386,836	—	—	5,386,836
Construction & Engineering	3,794,686	—	—	3,794,686
Construction Materials	2,243,475	—	—	2,243,475
Consumer Finance	2,978,509	—	—	2,978,509
Containers & Packaging	5,206,664	—	—	5,206,664
Distributors	3,257,799	—	—	3,257,799
Diversified Consumer Services	1,768,817	—	—	1,768,817
Diversified Financial Services	1,433,250	—	—	1,433,250
Diversified Telecommunication Services	1,185,430	—	—	1,185,430
Electric Utilities	7,435,509	—	—	7,435,509
Electrical Equipment	2,185,066	—	—	2,185,066
Electronic Equipment, Instruments & Components	7,025,813	—	—	7,025,813
Energy Equipment & Services	11,098,155	806,897	—	11,905,052
Food & Staples Retailing	7,094,739	114,797	—	7,209,536
Food Products	9,290,550	—	—	9,290,550
Gas Utilities	5,123,625	—	—	5,123,625
Health Care Equipment & Supplies	17,378,142	—	—	17,378,142
Health Care Providers & Services	16,819,905	—	—	16,819,905
Health Care Technology	2,290,990	—	—	2,290,990
Hotels, Restaurants & Leisure	6,556,980	—	—	6,556,980
Household Durables	7,087,334	—	—	7,087,334
Household Products	1,210,682	—	—	1,210,682
Industrial Conglomerates	987,815	—	—	987,815
Information Technology Services	7,131,502	72,268	—	7,203,770
Insurance	19,069,053	—	—	19,069,053
Internet & Catalog Retail	583,297	—	—	583,297
Internet Software & Services	9,061,497	2	—	9,061,499
Leisure Equipment & Products	3,576,489	—	—	3,576,489
Life Sciences Tools & Services	4,115,911	—	—	4,115,911
Machinery	22,804,726	531,920	—	23,336,646
Media	758,230	—	—	758,230
Metals & Mining	5,748,661	—	—	5,748,661
Multiline Retail	852,911	—	—	852,911
Multi-Utilities	2,050,674	—	—	2,050,674
Office Electronics	928,854	—	—	928,854

28

Notes to Financial Statements (Continued)

December 31, 2012

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Oil, Gas & Consumable Fuels	$17,189,959	$—	$—	$17,189,959
Paper & Forest Products	2,375,937	—	—	2,375,937
Personal Products	1,494,692	—	—	1,494,692
Pharmaceuticals	2,378,870	—	—	2,378,870
Professional Services	5,699,614	—	—	5,699,614
Real Estate Investment Trusts (REITs)	19,440,454	—	—	19,440,454
Real Estate Management & Development	1,387,827	—	—	1,387,827
Road & Rail	5,165,640	—	—	5,165,640
Semiconductors & Semiconductor Equipment	13,543,447	—	—	13,543,447
Software	23,708,526	1,864,396	—	25,572,922
Specialty Retail	25,390,510	—	—	25,390,510
Textiles, Apparel & Luxury Goods	5,675,771	—	—	5,675,771
Thrifts & Mortgage Finance	14,270,563	—	—	14,270,563
Trading Companies & Distributors	7,716,892	—	—	7,716,892
Transportation Infrastructure	1,068,144	—	—	1,068,144
Water Utilities	844,448	—	—	844,448
Total Common Stocks	$443,159,515	$3,390,280	$—	$446,549,795
Corporate Bonds	—	—	43,801	43,801
Mutual Fund	14,318,387	—	—	14,318,387
Preferred Stocks	—	—	81,538	81,538
Total	$457,477,902	$3,390,280	$125,339	$460,993,521

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no significant transfers into or out of Level 1, 2 or 3.

The following is a reconciliation of Assets for which Level 3 inputs were used in determining fair value.

	Common Stocks	Preferred Stocks	Corporate Bonds	Total
Balance as of 12/31/11	$84,915	$155,214	$—	$240,129
Accrued Accretion/(Amortization)	—	—	1,058	1,058
Realized Gain/(Loss)	—	(295,617)	—	(295,617)
Change in Unrealized Appreciation/(Depreciation)	—	268,121	(3,437)	264,684
Purchases*	—	109,333	46,180	155,513
Sales	—	(155,513)	—	(155,513)
Transfers Into Level 3	—	—	—	—
Transfers Out of Level 3	(84,915)	—	—	(84,915)
Balance as of 12/31/12	$—	$81,538	$43,801	$125,339

Amounts designated as “—” are zero or have been rounded to zero.

* Purchases include all purchases of securities and securities received in corporate actions.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund

29

Notes to Financial Statements (Continued)

December 31, 2012

does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses, real estate investment trust (“REIT”) returns of capital dividends, and REIT capital gain dividend reclassifications. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

30

Notes to Financial Statements (Continued)

December 31, 2012

Distributions received from the Fund’s investments in U.S. REITs often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(f)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Morgan Stanley Investment Management, Inc.
Putnam Investment Management, LLC
Neuberger Berman Management, LLC
Oppenheimer Funds, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.93%

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $243,784, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a

31

Notes to Financial Statements (Continued)

December 31, 2012

percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $211,502 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $1,895.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I, Class II, and Class III shares and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2012, NFS received $575,905 in administrative services fees from the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $213 and $284, respectively.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the

32

Notes to Financial Statements (Continued)

December 31, 2012

untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $304,953,283 and sales of $321,349,281 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose

33

Notes to Financial Statements (Continued)

December 31, 2012

information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $116,697 of brokerage commissions

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$759,457	$—	$759,457	$—	$759,457

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,354,438	$—	$2,354,438	$—	$2,354,438

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,718,255	$—	$1,718,255	$(7,584,999)	$44,164,722	$38,297,978

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$416,843,541	$64,860,126	$(20,710,146)	$44,149,980

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

34

Notes to Financial Statements (Continued)

December 31, 2012

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$7,584,999	2017

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $13,923,669 to offset capital gains.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi-Manager Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi-Manager Small Company Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

36

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

37

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

38

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

39

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

40

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

41

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

42

NVIT Multi Sector Bond Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

33	Statement of Assets and Liabilities

34	Statement of Operations

35	Statements of Changes in Net Assets

36	Financial Highlights

37	Notes to Financial Statements

47	Report of Independent Registered Public Accounting Firm

48	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-MSB (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to interest rate risk.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk and mortgage-backed securities risk to varying degrees.

The Fund is subject to risks associated with investing in high-yield bonds.

The Fund is subject to risks associated with investing in foreign securities.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

The Fund is subject to repurchase agreements risk.

The Fund is subject to risks associated with investing in derivatives, including currency futures and forward foreign currency exchange contracts. Derivatives present default risks and may involve leverage, which can disproportionately increase losses and reduce opportunities for gains.

The Fund is subject to portfolio turnover risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2

Important Disclosures (Continued)

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

Citigroup U.S. Broad Investment-Grade (BIG) Bond Index: An unmanaged, market capitalization-weighted, fixed-income index that measures the value of the broad U.S. investment-grade bond market; includes fixed-rate U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade corporate securities with maturities of one year or more.

Citigroup U.S. High-Yield Market Index: An unmanaged index that reflects the performance of below-investment-grade debt, including cash-pay and deferred-interest securities, issued by corporations domiciled in the United States or Canada.

Citigroup World Government Bond Index (Unhedged): An unmanaged, market capitalization-weighted index that reflects the performance of developed government bond markets in 20-plus countries; includes securities with maturities of one year or more that are deemed suitable for global investors, based on quality, size, pricing and currency.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

JPMorgan Emerging Markets Bond Index (EMBI): An unmanaged index that reflects the total returns of traded international government bonds issued by emerging markets; includes external-currency-denominated Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments with more than one year to maturity and an outstanding face value of at least $500 million.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to

3

Important Disclosures (Continued)

measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Logan Circle Partners, L.P.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Logan Circle Partners, L.P.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Multi Sector Bond Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Multi Sector Bond Fund (Class I) returned 12.25% versus 6.81% for its composite benchmark, a blend of 60% Citigroup U.S. Broad Investment-Grade (BIG) Bond Index, 15% Citigroup U.S. High-Yield Market Index, 15% Citigroup World Government Bond Index (Unhedged) and 10% JPMorgan Emerging Markets Bond Index (EMBI). For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of General Bond Funds (consisting of 66 funds as of December 31, 2012) was 8.52% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s exposure to emerging market fixed-income securities proved to be a positive contributor to Fund performance relative to the Fund’s benchmark during the reporting period. The Fund benefited from holding lower-quality sovereign and corporate assets. Eastern European foreign currency (FX) and rates also generated significant excess returns. The Fund’s move to increase exposure to Eastern Europe was a positive factor in the third quarter of 2012. In a July speech, President of the European Central Bank Mario Draghi said that policymakers will do whatever is needed to preserve the euro. The Fund’s focus on high-yield emerging market corporate debt also boosted Fund returns during the reporting period.

The Fund’s exposure to long-duration U.S. financials also contributed to relative Fund performance as this asset class rallied aggressively throughout 2012, generating significant excess returns for the Fund. In addition, domestic high-yield assets generated positive returns for the Fund as income-producing assets produced attractive returns.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The Fund’s exposure to generic high-grade intermediate and short-duration fixed-income securities detracted from the Fund’s performance relative to the Fund’s benchmark during the reporting period. Overall high-grade domestic exposure lagged other assets in the Fund during the reporting period. In addition, developed market non-dollar debt detracted slightly from relative returns. Although developed market rates rallied, the currency appreciation was limited and detracted from the overall Fund return during the reporting period.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

The Fund owned both currency forwards and interest-rate futures during the reporting period. These holdings were used to hedge market exposure within the non-dollar space and to control overall portfolio duration in a liquid and transparent manner. The Fund’s exposure to derivatives had a slightly positive effect on relative Fund performance during the reporting period.

Subadviser:

Logan Circle Partners, L.P.

Portfolio Managers:

Todd Howard, CFA; Andrew J. Kronschnabel, CFA; Scott J. Moses, CFA; and Timothy L. Rabe, CFA

7

Fund Performance	NVIT Multi Sector Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class I	12.25%	6.15%	6.08%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class I	0.98%	0.95%

*	Current effective prospectus dated April 30, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2013. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Multi Sector Bond Fund versus performance of the Barclays U.S. Aggregate Bond Index(a), the Composite Index (b), the Citigroup U.S. Broad Investment-Grade (BIG) Bond Index (c), the Citigroup U.S. High-Yield Market Index (d), the Citigroup World Government Bond Index (Unhedged)(e), the JPMorgan Emerging Market Bond Index (EMBI)(f) and the Consumer Price Index (CPI)(g) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	The Composite Index comprises 60% Citigroup U.S. BIG Bond Index, 15% Citigroup U.S. High-Yield Market Index, 15% Citigroup World Government Bond Index (Unhedged), and 10% JPMorgan EMBI.

(c)	The Citigroup U.S. BIG Bond Index is an unmanaged, market capitalization weighted, fixed-income that includes fixed-rate U.S. Treasury, government-sponsored, mortgage-backed, asset-backed and investment-grade corporate securities with maturities of one year or more; generally represents the U.S. investment-grade bond market.

(d)	The Citigroup U.S. High-Yield Market Index is an unmanaged index that reflects the performance of below-investment-grade debt, including cash-pay and deferred-interest securities, issued by corporations domiciled in the United States or Canada.

(e)	The Citigroup World Government Bond Index (Unhedged) is an unmanaged, market capitalization-weighted index that reflects the performance of developed government bond markets in 20-plus countries; includes securities with maturities of one year or more that are deemed suitable for global investors, based on quality, size, pricing and currency.

(f)	The JPMorgan EMBI is an unmanaged index that reflects the total returns for traded external debt instruments of emerging markets, including external-currency-denominated Brady bonds, loans, Eurobonds and U.S. dollar-denominated local markets instruments.

(g)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Multi Sector Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Multi Sector Bond Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,064.80	4.83	0.93
	Hypothetical[b]	1,000.00	1,020.46	4.72	0.93

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Multi Sector Bond Fund
December 31, 2012

Asset Allocation †
Corporate Bonds	45.1%
Sovereign Bonds	16.0%
U.S. Government Mortgage Backed Agencies	14.3%
Mutual Fund	9.4%
Collateralized Mortgage Obligations	7.7%
Asset-Backed Securities	7.6%
Commercial Mortgage Backed Securities	3.3%
U.S. Treasury Notes	1.8%
U.S. Treasury Bonds	1.6%
U.S. Government Sponsored & Agency Obligations	0.9%
Municipal Bonds	0.7%
Yankee Dollars	0.4%
Common Stocks††	0.0%
Warrant††	0.0%
Convertible Corporate Bond††	0.0%
Liabilities in excess of other assets†††	(8.8%)

100.0%

Top Industries ††††
Automobiles	5.3%
Commercial Banks	4.2%
Oil, Gas & Consumable Fuels	3.8%
Media	2.7%
Diversified Financial Services	2.7%
Capital Markets	2.1%
Health Care Providers & Services	2.0%
Diversified Telecommunication Services	1.6%
Electric Utilities	1.6%
Gas Utilities	1.5%
Other Industries	72.5%

100.0%

Top Holdings ††††
Fidelity Institutional Money Market Fund— Institutional Class	8.6%
Federal National Mortgage Association Pool TBA, 4.50%, 01/25/42	2.6%
Federal National Mortgage Association Pool TBA, 3.50%, 01/25/42	1.6%
Federal National Mortgage Association Pool TBA, 4.00%, 01/25/42	1.1%
Federal National Mortgage Association Pool TBA, 5.00%, 01/25/42	1.0%
Federal National Mortgage Association Pool TBA, 6.00%, 01/25/42	0.8%
Hydro Quebec, 1.38%, 06/19/17	0.7%
U.S. Treasury Notes, 1.63%, 11/15/22	0.7%
Federal National Mortgage Association Pool TBA, 3.00%, 01/25/42	0.7%
U.S. Treasury Bonds, 2.75%, 08/15/42	0.7%
Other Holdings	81.5%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.
††	Amount rounds to less than 0.1%.
†††	Please refer to Statement of Assets and Liabilities for additional details.
††††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Multi Sector Bond Fund

Asset-Backed Securities 7.6%

	Principal Amount	Market Value

Auto Floor Plan 0.6%
Ally Master Owner Trust
Series 2011-3, Class A2, 1.81%, 05/15/16	$365,000	$370,488
Series 2012-1, Class A2, 1.44%, 02/15/17	510,000	516,306
Ford Credit Floorplan Master Owner Trust, Series 2012-4, Class A1, 0.74%, 09/15/16	670,000	670,358

		1,557,152

Automobile 5.3%
Ally Auto Receivables Trust
Series 2010-1, Class A4, 2.30%, 12/15/14	320,000	323,211
Series 2012-3, Class A1, 0.34%, 06/17/13	32,225	32,229
Series 2012-4, Class A1, 0.30%, 09/06/13	318,685	318,773
AmeriCredit Automobile Receivables Trust
Series 2010-4, Class B, 1.99%, 10/08/15	255,000	257,345
Series 2011-1, Class A3, 1.39%, 09/08/15	609,565	612,297
Series 2011-3, Class B, 2.28%, 06/08/16	535,000	547,232
Series 2012-3, Class A1, 0.36%, 07/08/13	234,852	234,856
Series 2012-4, Class A1, 0.30%, 09/09/13	649,563	649,590
Series 2012-5, Class A1, 0.27%, 12/09/13	697,876	697,876
Bank of America Auto Trust, Series 2010-1A, Class A4, 2.18%, 02/15/17 (a)	386,302	388,336
CarMax Auto Owner Trust, Series 2010-1, Class A3, 1.56%, 07/15/14	23,946	23,967
Chesapeake Funding LLC, Series 2012-1A, Class A, 0.96%, 11/07/23 (a)(b)	565,000	566,277
DT Auto Owner Trust
Series 2011-3A, Class A, 1.40%, 08/15/14 (a)	159,318	159,448
Series 2012-1A, Class A, 1.05%, 01/15/15 (a)	308,752	308,921
Harley Davidson Motorcyle Trust, Series 2012-1, Class A1, 0.24%, 08/15/13	34,231	34,233
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2, 0.67%, 04/21/14	37,327	37,363

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobile (continued)
Hyundai Auto Lease Securitization Trust, Series 2012-A, Class A1, 0.38%, 06/17/13 (a)	$208,112	$208,195
Hyundai Auto Receivables Trust
Series 2012-B, Class A1, 0.29%, 07/15/13	312,869	312,950
Series 2012-C, Class A1, 0.23%, 10/15/13	1,034,266	1,034,033
Motor PLC, Series 12A, Class A1C, 1.29%, 02/25/20 (a)	350,000	350,683
Nissan Auto Receivables Owner Trust, Series 2012-B, Class A1, 0.26%, 08/15/13	543,545	543,509
Prestige Auto Receivables Trust, Series 2011-1A, Class A3, 1.90%, 08/17/15 (a)	510,000	512,479
Santander Drive Auto Receivables Trust
Series 2010-1, Class A3, 1.84%, 11/17/14	284,187	286,483
Series 2011-1, Class A2, 0.94%, 02/18/14	26,874	26,880
Series 2011-2, Class B, 2.66%, 01/15/16	210,000	214,591
Series 2011-3, Class B, 2.50%, 12/15/15	520,000	528,445
Series 2012-1, Class B, 2.72%, 05/16/16	360,000	369,200
Series 2012-2, Class B, 2.09%, 08/15/16	160,000	162,269
Series 2012-4, Class A1, 0.43%, 07/15/13	150,550	150,559
Series 2012-5, Class A1, 0.34%, 08/15/13	184,281	184,285
Series 2012-6, Class A1, 0.30%, 10/15/13	501,320	501,320
SMART Trust
Series 2011-2USA, Class A4A, 2.31%, 04/14/17 (a)	530,000	542,936
Series 2012-1USA, Class A4A, 2.01%, 12/14/17 (a)	330,000	337,623
Series 2012-4US, Class A1, 0.29%, 10/14/13	90,303	90,299
Tidewater Auto Receivables Trust, Series 2012-AA, Class A1, 0.64%, 11/15/13 (a)	446,806	446,807
Toyota Auto Receivables Owner Trust, Series 2011-A, Class A3, 0.98%, 10/15/14	659,871	661,372
Volkswagen Auto Lease Trust, Series 2011-A, Class A2, 1.00%, 02/20/14	54,840	54,899

12

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobile (continued)
Westlake Automobile Receivables Trust, Series 2012-1A, Class A1, 0.43%, 09/16/13 (a)	$1,033,926	$1,034,082
World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A1, 0.33%, 06/17/13	113,251	113,263

		13,859,116

Credit Card 0.3%
Chase Issuance Trust, Series 2012-A8, Class A8, 0.54%, 10/16/17	780,000	779,313

Home Equity 0.0%†
Provident Bank Home Equity Loan Trust, Series 2000-2, Class A1, 0.75%, 08/25/31 (b)	72,533	46,741
Renaissance Home Equity Loan Trust
Series 2006-1, Class AF3, 5.61%, 05/25/36 (c)	32,037	19,447
Series 2007-1, Class AF2, 5.51%, 04/25/37 (c)	119,037	62,078

		128,266

Other 0.6%
Countrywide Asset-Backed Certificates, Series 2007-4, Class A2, 5.53%, 04/25/47 (b)	300,000	276,638
Credit-Based Asset Servicing and Securitization LLC, Series 2002-CB2, Class A2, 1.31%, 04/25/32 (b)	382,005	350,687
Federal National Mortgage Association Grantor Trust, Series 2003-T4, Class 2A5, 5.41%, 09/26/33 (c)	71,525	76,412
GE Equipment Transportation LLC, Series 2012-2, Class A1, 0.26%, 10/24/13	316,373	316,367
John Deere Owner Trust, Series 2012-B, Class A1, 0.27%, 09/16/13	423,077	423,258

		1,443,362

Student Loan 0.8%
SLM Student Loan Trust
Series 2005-5, Class A2, 0.40%, 10/25/21 (b)	288,374	288,236
Series 2010-A, Class 2A, 3.46%, 05/15/44 (a)(b)	827,416	872,015

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Student Loan (continued)
SLM Student Loan Trust (continued)
Series 2011-B, Class A2, 3.74%, 02/15/29 (a)	$135,000	$146,341
Series 2012-A, Class A2, 3.83%, 01/17/45 (a)	100,000	108,006
Series 2012-B, Class A2, 3.48%, 10/15/30 (a)	375,000	400,080
Series 2012-E, Class A2A, 2.09%, 06/15/45 (a)	155,000	156,641

		1,971,319

Total Asset-Backed Securities (cost $19,366,407)		19,738,528

Collateralized Mortgage Obligations 7.7%
American General Mortgage Loan Trust, Series 2010-1A, Class A1, 5.15%, 03/25/58 (a)(b)	70,747	72,945
Banc of America Mortgage Securities, Inc.
Series 2004-I, Class 2A2, 3.05%, 10/25/34 (b)	31,862	31,461
Series 2005-7, Class 1A4, 7.50%, 08/25/35	25,479	25,458
Series 2007-3, Class 1A1, 6.00%, 09/25/37	308,633	283,890
Citicorp Mortgage Securities, Inc., Series 2006-3, Class 1A9, 5.75%, 06/25/36	156,362	158,547
Countrywide Home Loan Mortgage Pass Through Trust
Series 2005-11, Class 5A1, 0.51%, 03/25/35 (b)	374,352	256,451
Series 2006-1, Class A2, 6.00%, 03/25/36	122,956	109,908
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Class A, 3.00%, 09/30/19 (a)	304,159	312,048
FDIC Trust
Series 2011-R1, Class A, 2.67%, 07/25/26 (a)	578,463	595,166
Series 2010-R1, Class A, 2.18%, 05/25/50 (a)	146,817	149,172
Federal Home Loan Mortgage Co. Multifamily Structured Pass Through Certificates
Series K501, Class X1A, 1.76%, 08/25/16 (b)	3,462,075	162,077
Series K702, Class X1, 1.56%, 02/25/18 (b)	5,507,704	375,526

13

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Co. Multifamily Structured Pass Through Certificates (continued)
Series K014, Class X1, 1.27%, 04/25/21 (b)	$1,573,458	$132,012
Series K021, Class A1, 1.60%, 01/25/22	144,628	147,268
Series K019, Class X1, 1.75%, 03/25/22 (b)	962,220	120,169
Series K019, Class A2, 2.27%, 03/25/22	265,000	267,675
Series K020, Class X1, 1.48%, 05/25/22 (b)	2,624,624	279,937
Series K022, Class A2, 2.36%, 05/25/22	660,000	666,907
Federal Home Loan Mortgage Corp. Reference REMIC, Series R006, Class ZA, 6.00%, 04/15/36	357,681	409,505
Federal Home Loan Mortgage Corp. REMICS
Series 3640, Class JA, 1.50%, 03/15/15	334,069	335,727
Series 1103, Class N, 1156.50%, 06/15/21	2	58
Series 3558, Class G, 4.00%, 08/15/24	485,000	536,227
Series 3123, Class HT, 5.00%, 03/15/26	125,000	139,880
Series 3150, Class EQ, 5.00%, 05/15/26	120,000	136,001
Series 2129, Class SG, 6.75%, 06/17/27 (b)	511,021	119,258
Series 3599, Class DY, 4.50%, 11/15/29	420,000	473,863
Series 3653, Class B, 4.50%, 04/15/30	405,000	450,876
Series 2649, Class IM, 7.00%, 07/15/33	143,300	29,705
Series 2725, Class TA, 4.50%, 12/15/33	20,000	22,999
Series 3704, Class DC, 4.00%, 11/15/36	169,167	187,795
Federal National Mortgage Association Grantor Trust
Series 2001-T5, Class A2, 6.99%, 02/19/30 (b)	214,724	255,252
Series 2001-T5, Class A3, 7.50%, 06/19/30 (b)	144,064	175,138
Series 2001-T4, Class A1, 7.50%, 07/25/41	165,822	197,975
Series 2001-T10, Class A2, 7.50%, 12/25/41	365,151	446,374

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Interest Strip
Series 207, Class 2, 8.00%, 02/01/23	$107,045	$21,729
Series 264, Class 2, 8.00%, 07/01/24	241,375	46,368
Series 267, Class 2, 8.50%, 10/01/24	264,769	54,698
Series 274, Class 2, 8.50%, 10/01/25	242,897	48,541
Series 277, Class 2, 7.50%, 04/01/27	132,003	26,655
Federal National Mortgage Association REMICS
Series 2006-22, Class CE, 4.50%, 08/25/23	110,000	120,714
Series 2009-71, Class MB, 4.50%, 09/25/24	180,000	195,618
Series 2004-70, Class EB, 5.00%, 10/25/24	153,354	167,505
Series 1997-61, Class PK, 8.00%, 08/18/27	181,527	37,505
Series 2009-39, Class LB, 4.50%, 06/25/29	125,000	137,132
Series 2009-96, Class DB, 4.00%, 11/25/29	535,000	579,460
Series 2003-32, Class UI, 6.00%, 05/25/33	276,426	39,703
Series 2003-35, Class UI, 6.50%, 05/25/33	98,989	16,303
Series 2003-41, Class IB, 7.00%, 05/25/33	304,246	69,695
Series 2003-44, Class IB, 6.00%, 06/25/33	90,038	13,639
Series 2010-85, Class NJ, 4.50%, 08/25/40	518,318	557,882
Federal National Mortgage Association Whole Loan, Series 2004-W2, Class 2A2, 7.00%, 02/25/44	259,394	305,759
Federal National Mortgage Association-Aces
Series 2006-M2, Class A2F, 5.26%, 05/25/20 (b)	177,590	202,159
Series 2012-M14, Class A2, 2.30%, 09/25/22 (b)	415,000	418,519
FREMF Mortgage Trust, Series 2010-K7, Class B, 5.44%, 05/25/29 (a)(b)	565,000	638,833
GMAC Mortgage Corp. Loan Trust, Series 2005-AR2, Class 4A, 5.10%, 05/25/35 (b)	90,089	89,089

14

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Government National Mortgage Association
Series 2010-14, Class A, 4.50%, 06/16/39	$144,449	$160,074
Series 2007-12, Class C, 5.28%, 04/16/41 (b)	395,000	452,989
Series 2010-124, Class C, 3.39%, 03/16/45	175,000	188,726
Series 2012-115, Class A, 2.13%, 04/16/45	154,269	160,267
Series 2011-127, Class IO, 1.54%, 03/16/47 (b)	2,670,715	198,258
Series 2012-147, Class AE, 1.75%, 07/16/47	450,000	458,974
Series 2011-67, Class B, 3.86%, 10/16/47 (b)	270,000	297,605
Series 2012-99, Class CI, 1.04%, 10/16/49 (b)	2,142,126	171,790
Series 2010-74, Class IO, 1.30%, 03/16/50 (b)	5,253,520	287,115
Series 2012-115, Class IO, 0.43%, 04/16/54 (b)	2,310,472	119,602
Series 2010-H12, Class PT, 5.47%, 11/20/59	431,585	476,590
Series 2012-H11, Class CI, 2.89%, 04/20/62 (b)	1,992,765	239,755
Series 2012-H23, Class FI, 0.78%, 10/20/62 (b)	2,257,958	80,440
Gracechurch Mortgage Financing PLC, Series 2006-1, Class A6, 0.41%, 11/20/56 (a)(b)	104,323	104,297
GSMPS Mortgage Loan Trust
Series 2006-RP1, Class 1A2, 7.50%, 01/25/36 (a)	193,292	194,133
Series 2006-RP1, Class 1A3, 8.00%, 01/25/36 (a)	82,908	85,161
Series 2006-RP1, Class 1A4, 8.50%, 01/25/36 (a)	342,625	357,975
JPMorgan Mortgage Trust
Series 2005-A6, Class 1A2, 3.10%, 09/25/35 (b)	195,000	188,595
Series 2005-A8, Class 1A1, 5.24%, 11/25/35 (b)	93,258	91,341
Series 2006-A6, Class 1A2, 3.00%, 10/25/36 (b)	13,346	10,461
JPMorgan Reremic, Series 2010-2, Class 2A1, 2.72%, 03/21/37 (a)(b)	108,193	107,001
Mastr Reperforming Loan Trust, Series 2005-1, Class 1A3, 7.00%, 08/25/34 (a)	240,736	243,852

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

NCUA Guaranteed Notes
Series 2010-R1, Class 2A, 1.84%, 10/07/20	$725,747	$737,654
Series 2010-R3, Class 3A, 2.40%, 12/08/20	295,101	306,398
Nomura Asset Acceptance Corp., Series 2004-AR2, Class 3A3, 1.13%, 10/25/34 (b)	109,853	110,656
RBSSP Resecuritization Trust, Series 2012-10, Class 1A1, 2.85%, 06/26/35 (a)(b)	295,000	297,950
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5, Class 5A4, 5.09%, 06/25/36 (b)	18,913	910
Structured Asset Securities Corp.
Series 2003-34A, Class 6A, 2.91%, 11/25/33 (b)	421,546	419,083
Series 2005-6, Class B2, 5.24%, 05/25/35 (b)	96,474	923
WaMu Mortgage Pass Through Certificates
Series 2006-AR14, Class 1A4, 2.42%, 11/25/36 (b)	197,351	158,232
Series 2007-HY3, Class 4A1, 2.75%, 03/25/37 (b)	335,073	296,371
Wells Fargo Mortgage Backed Securities Trust
Series 2004-P, Class 2A1, 2.62%, 09/25/34 (b)	87,250	88,106
Series 2005-AR2, Class 2A1, 2.62%, 03/25/35 (b)	160,608	157,746
Series 2006-AR6, Class 7A1, 5.02%, 03/25/36 (b)	122,540	122,452
Series 2006-3, Class A1, 5.50%, 03/25/36	117,347	118,200
Series 2006-AR4, Class 1A1, 5.76%, 04/25/36 (b)	307,819	277,597
Series 2006-AR10, Class 5A1, 2.61%, 07/25/36 (b)	246,156	215,056

Total Collateralized Mortgage Obligations (cost $18,196,624)		19,833,091

Commercial Mortgage Backed Securities 3.3%
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2003-1, Class SBB, 5.86%, 03/11/32 (a)	79,726	80,247
Series 2003-1, Class SBE, 6.77%, 03/11/32 (a)	147,494	148,750
Series 2005-1, Class A3, 4.88%, 11/10/42	36,675	36,652

15

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Banc of America Merrill Lynch Commercial Mortgage, Inc. (continued)
Series 2005-1, Class A4, 5.08%, 11/10/42 (b)	$175,000	$178,432
Series 2008-1, Class A4, 6.21%, 02/10/51 (b)	335,000	406,178
Bear Stearns Commercial Mortgage Securities, Series 2001-TOP2, Class D 6.94%, 02/15/35 (a)(b)	130,000	129,770
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4 5.43%, 10/15/49	145,000	166,387
Commercial Mortgage Asset Trust
Series 1999-C1, Class D, 7.35%, 01/17/32 (b)	95,000	98,954
Series 1999-C1, Class C, 7.35%, 01/17/32 (b)	30,000	31,079
Commercial Mortgage Pass Through Certificates
Series 2003-LB1A, Class A2, 4.08%, 06/10/38	140,056	141,345
Series 2011-THL, Class A, 3.38%, 06/09/28 (a)	328,028	332,560
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-CKN2, Class C1, 6.38%, 04/15/37 (b)	55,000	55,316
Series 2003-C5, Class D, 5.12%, 12/15/36 (b)	265,000	270,448
Series 2003-CPN1, Class A2, 4.60%, 03/15/35	1,049	1,049
Series 2004-C5, Class B, 4.93%, 11/15/37 (b)	360,000	375,628
Series 2005-C2, Class A3, 4.69%, 04/15/37	208,363	216,088
DBRR Trust, Series 2012-EZ1, Class A 1.39%, 09/25/45 (a)	240,000	240,058
GE Capital Commercial Mortgage Corp., Series 2003-C2, Class F 5.42%, 07/10/37 (a)(b)	45,000	46,014
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class A4 4.55%, 12/10/41	140,349	140,277
GS Mortgage Securities Corp. II
Series 2012-ALOH, Class A, 3.55%, 04/10/34 (a)	140,000	151,232
Series 2012-GCJ9, Class A3, 2.77%, 11/10/45	315,000	322,607
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2003-C1, Class A2, 4.99%, 01/12/37	5,434	5,434

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

JPMorgan Chase Commercial Mortgage Securities Corp. (continued)
Series 2003-C1, Class B, 5.10%, 01/12/37	$165,000	$165,210
Series 2003-C1, Class D, 5.19%, 01/12/37 (b)	240,000	240,575
Series 2003-LN1, Class B, 5.01%, 10/15/37 (b)	230,000	235,826
Series 2007-CB20, Class AJ, 6.08%, 02/12/51 (b)	115,000	110,103
Series 2010-CNTR, Class A2, 4.31%, 08/05/32 (a)	405,000	448,320
LB-UBS Commercial Mortgage Trust
Series 2003-C5, Class C, 4.76%, 04/15/37 (b)	135,000	137,258
Series 2004-C7, Class A1A, 4.48%, 10/15/29	111,544	117,596
Series 2005-C1, Class A3, 4.50%, 02/15/30	9,612	9,613
Series 2005-C2, Class AAB, 5.01%, 04/15/30	18,611	19,021
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class A2, 4.96%, 07/12/38	121,192	123,457
Series 2005-CIP1, Class AM, 5.11%, 07/12/38 (b)	300,000	327,212
Series 2008-C1, Class A4, 5.69%, 02/12/51	535,000	633,173
Motel 6 Trust
Series 2012-MTL6, Class A1, 1.50%, 10/05/25 (a)	370,000	368,598
Series 2012-MTL6, Class A2, 1.95%, 10/05/25 (a)	290,000	292,167
Series 2012-MTL6, Class XA1, 3.01%, 10/07/25 (a)(b)	2,340,000	135,313
NorthStar Mortgage Trust, Series 2012-1, Class A 1.41%, 08/25/29 (a)(b)	193,785	193,438
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.65%, 07/15/45 (a)	315,000	369,658
ORES NPL LLC, Series 2012-LV1, Class A 4.00%, 09/25/44 (a)	162,848	163,435
Prudential Commercial Mortgage Trust
Series 2003-PWR1, Class C, 4.71%, 02/11/36	100,000	100,147
Series 2003-PWR1, Class E, 5.26%, 02/11/36 (a)(b)	110,000	109,827
RREF 2012 LT1 LLC, Series 2012-LT1A, Class A 4.75%, 02/15/25 (a)	842	842

16

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

S2 Hospitality LLC, Series 2012-LV1, Class A 4.50%, 04/15/25 (a)	$106,082	$106,240
SMA Issuer I LLC, Series 2012-LV1, Class A 3.50%, 08/20/25 (a)	265,000	266,018
Wachovia Bank Commercial Mortgage Trust, Series 2006-WL7A, Class A2 0.33%, 09/15/21 (a)(b)	212,119	209,516

Total Commercial Mortgage Backed Securities (cost $8,052,752)		8,457,068

Convertible Corporate Bond 0.0%†
Capital Markets 0.0%†
E*TRADE Financial Corp., 0.00%, 08/31/19	60,000	53,587

Total Convertible Corporate Bond (cost $40,629)		53,587

Corporate Bonds 45.1%
Aerospace & Defense 0.1%
United Technologies Corp., 1.80%, 06/01/17	320,000	329,395

Airlines 0.3%
Continental Airlines Pass Through Trust
Series 2007-1, Class C, 7.34%, 04/19/14	45,665	47,492
Series 2006-1, Class G, 0.66%, 06/02/15 (b)	213,448	209,179
Series 1999-1, Class A, 6.55%, 08/02/20	176,324	192,193
Series 1992-2, Class B, 7.57%, 09/15/21	39,947	41,545
UAL 2007-1 Pass Through Trust, Series 2007-1, Class B, 7.34%, 07/02/19	226,501	229,332

		719,741

Auto Components 0.4%
Allison Transmission, Inc., 7.13%, 05/15/19 (a)	310,000	330,925
Schaeffler Finance BV, 8.50%, 02/15/19 (a)	200,000	226,000
Titan International, Inc., 7.88%, 10/01/17	160,000	170,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Auto Components (continued)
UCI International, Inc., 8.63%, 02/15/19	$270,000	$267,637

		994,562

Automobiles 0.4%
Hyva Global BV, 8.63%, 03/24/16 (a)	600,000	570,000
Volvo Treasury AB, 5.95%, 04/01/15 (a)	445,000	485,649

		1,055,649

Beverages 0.4%
Anheuser-Busch Cos. LLC, 5.50%, 01/15/18	195,000	233,767
CEDC Finance Corp. International, Inc.
8.88%, 12/01/16 (a)	200,000	158,394
9.13%, 12/01/16 (a)	655,000	393,000
Innovation Ventures LLC/Innovation Ventures Finance Corp., 9.50%, 08/15/19 (a)	300,000	282,000

		1,067,161

Building Products 0.4%
Louisiana-Pacific Corp., 7.50%, 06/01/20	205,000	231,650
Reliance Intermediate Holdings LP, 9.50%, 12/15/19 (a)	325,000	368,875
Urbi Desarrollos Urbanos SAB de CV, 9.50%, 01/21/20 (a)	330,000	311,850

		912,375

Capital Markets 2.3%
Ameriprise Financial, Inc., 7.30%, 06/28/19	540,000	698,204
Bear Stearns Cos. LLC (The), 5.55%, 01/22/17	275,000	310,120
CDP Financial, Inc., 5.60%, 11/25/39 (a)	270,000	336,424
E*TRADE Financial Corp., 6.38%, 11/15/19	475,000	486,875
Goldman Sachs Group, Inc. (The)
6.25%, 09/01/17	500,000	589,808
6.75%, 10/01/37	715,000	810,329
Merrill Lynch & Co., Inc., 6.40%, 08/28/17	590,000	692,870
Morgan Stanley
0.82%, 10/15/15 (b)	695,000	673,431
3.80%, 04/29/16	130,000	136,472
6.63%, 04/01/18	325,000	383,037
Nuveen Investments, Inc., 9.13%, 10/15/17 (a)	300,000	294,750
Oppenheimer Holdings, Inc., 8.75%, 04/15/18	275,000	286,000

17

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
TD Ameritrade Holding Corp., 4.15%, 12/01/14	$310,000	$330,383

		6,028,703

Chemicals 1.1%
Braskem America Finance Co., 7.13%, 07/22/41 (a)	325,000	342,062
CF Industries, Inc., 6.88%, 05/01/18	205,000	250,431
Ecolab, Inc., 4.35%, 12/08/21	295,000	329,273
LyondellBasell Industries NV, 5.00%, 04/15/19	205,000	226,525
MacDermid, Inc., 9.50%, 04/15/17 (a)	335,000	348,819
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)	170,000	177,650
PTT Global Chemical PCL, 4.25%, 09/19/22 (a)	580,000	600,759
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	75,000	77,625
Sawgrass Merger Sub, Inc., 8.75%, 12/15/20 (a)	185,000	186,388
Taminco Acquisition Corp., 9.88%, 12/15/17 (a)	130,000	128,375
Taminco Global Chemical Corp., 9.75%, 03/31/20 (a)	60,000	65,700

		2,733,607

Commercial Banks 4.5%
Akbank TAS, 5.00%, 10/24/22 (a)	390,000	411,797
Banco BMG SA, 8.00%, 04/15/18 (a)	275,000	242,000
Bangkok Bank PCL, 3.88%, 09/27/22 (a)	400,000	412,400
BBVA Bancomer SA, 6.75%, 09/30/22 (a)	715,000	804,375
BBVA US Senior SAU, 4.66%, 10/09/15	500,000	512,658
CIT Group, Inc., 6.63%, 04/01/18 (a)	150,000	169,500
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/09/22	870,000	890,910
Credit Suisse — New York, 6.00%, 02/15/18	150,000	172,451
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22 (a)	120,000	120,900
Eksportfinans ASA, 2.38%, 05/25/16	525,000	500,852
Global Bank Corp., 4.75%, 10/05/17 (a)	220,000	221,650

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
HSBC USA, Inc., 2.38%, 02/13/15	$300,000	$308,588
Korea Development Bank (The), 3.50%, 08/22/17	230,000	246,084
Lloyds Banking Group PLC
5.92%, 10/01/15 (a)(d)	350,000	266,000
6.66%, 05/21/37 (a)(d)	310,000	275,125
M&T Bank Corp., 6.88%, 06/15/16 (a)(e)	370,000	385,303
PKO Finance AB, 4.63%, 09/26/22 (a)	270,000	284,175
PNC Bank N.A., 2.70%, 11/01/22	660,000	660,209
Rabobank, Nederland NV, 11.00%, 06/30/19 (a)(d)	625,000	845,313
Royal Bank of Scotland Group PLC, 6.40%, 10/21/19	230,000	271,777
Russian Agricultural Bank OJSC Via RSHB Capital SA, 8.63%, 02/17/17 (a)	54,700,000	1,821,722
Turkiye Garanti Bankasi AS, 5.25%, 09/13/22 (a)	250,000	268,750
Turkiye Vakiflar Bankasi Tao, 6.00%, 11/01/22 (a)	650,000	672,750
Wachovia Capital Trust III, 5.57%, 02/04/13 (d)	335,000	333,325
Wachovia Corp., 5.50%, 05/01/13	575,000	584,559

		11,683,173

Commercial Services & Supplies 0.8%
Algeco Scotsman Global Finance PLC, 10.75%, 10/15/19 (a)	200,000	197,000
Alta Wind Holdings LLC, 7.00%, 06/30/35 (a)	88,967	95,737
Cenveo Corp., 8.88%, 02/01/18	250,000	237,500
DynCorp International, Inc., 10.38%, 07/01/17	195,000	178,425
EnergySolutions, Inc./EnergySolutions LLC, 10.75%, 08/15/18	325,000	307,125
Monitronics International, Inc., 9.13%, 04/01/20	235,000	242,050
Nord Anglia Education (UK) Holdings PLC, 10.25%, 04/01/17 (a)	825,000	911,625

		2,169,462

Communications Equipment 0.5%
Avaya, Inc.
10.88%, 11/01/15	225,000	201,375
9.00%, 04/01/19 (a)	125,000	127,187

18

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Communications Equipment (continued)
Brightstar Corp., 9.50%, 12/01/16 (a)	$225,000	$239,625
Crown Castle International Corp., 5.25%, 01/15/23 (a)	265,000	283,550
Nokia OYJ
5.38%, 05/15/19	435,000	414,337
6.63%, 05/15/39	125,000	112,188

		1,378,262

Computers & Peripherals 0.2%
Hewlett-Packard Co.
2.60%, 09/15/17	335,000	326,342
4.65%, 12/09/21	280,000	281,089

		607,431

Construction & Engineering 0.1%
Odebrecht Finance Ltd., 7.13%, 06/26/42 (a)	320,000	371,200

Construction Materials 0.3%
Cemex Finance LLC, 9.38%, 10/12/22 (a)	450,000	506,250
Cemex SAB de CV, 9.50%, 06/15/18 (a)	290,000	324,075

		830,325

Consumer Finance 0.9%
Ally Financial, Inc.
5.50%, 02/15/17	85,000	90,930
7.50%, 09/15/20	165,000	199,237
Discover Financial Services, 5.20%, 04/27/22	290,000	330,227
Ford Motor Credit Co. LLC, 3.98%, 06/15/16	440,000	467,203
International Lease Finance Corp.
6.50%, 09/01/14 (a)	530,000	565,775
4.88%, 04/01/15	420,000	434,734
John Deere Capital Corp., 0.95%, 06/29/15	195,000	196,082

		2,284,188

Containers & Packaging 0.4%
ARD Finance SA, 11.13%, 06/01/18 (a)	320,610	339,847
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.13%, 07/15/20 (a)	200,000	214,000
Rock-Tenn Co.
4.45%, 03/01/19 (a)	215,000	231,958
4.00%, 03/01/23 (a)	340,000	345,403

		1,131,208

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services 2.9%
Alphabet Holding Co., Inc., 8.50%, 11/01/17 (a)	$120,000	$123,600
Bank of America Corp., 4.75%, 08/01/15	420,000	453,264
Boart Longyear Management Pty Ltd., 7.00%, 04/01/21 (a)	185,000	187,775
Caisse Centrale Desjardins du Quebec, 2.65%, 09/16/15 (a)	475,000	497,260
Citigroup, Inc.
2.25%, 08/07/15	345,000	353,324
6.25%, 06/29/17	150,000	131,296
6.13%, 08/25/36	310,000	337,862
CNH Capital LLC, 3.88%, 11/01/15 (a)	365,000	376,406
Dubai Holding Commercial Operations MTN Ltd., 4.75%, 01/30/14	250,000	323,388
General Electric Capital Corp.
Series A, 0.57%, 09/15/14 (b)	495,000	494,405
5.55%, 05/04/20	330,000	392,297
Grupo Aval Ltd., 4.75%, 09/26/22 (a)	130,000	131,625
Hutchison Whampoa International 11 Ltd., 4.63%, 01/13/22 (a)	370,000	412,714
iPayment, Inc., 10.25%, 05/15/18	235,000	188,587
JPMorgan Chase & Co., Series MPLE, 2.92%, 09/19/17	675,000	683,279
MassMutual Global Funding II
2.00%, 04/05/17 (a)	360,000	370,911
2.50%, 10/17/22 (a)	425,000	417,866
National Rural Utilities Cooperative Finance Corp., 1.90%, 11/01/15	170,000	175,358
Noble Group Ltd., 6.63%, 08/05/20 (a)	230,000	237,475
ROC Finance LLC/ROC Finance 1 Corp., 12.13%, 09/01/18 (a)	325,000	375,375
Sasol Financing International PLC, 4.50%, 11/14/22	210,000	211,050
ZFS Finance USA Trust II, 6.45%, 06/15/16 (a)(b)	480,000	513,600

		7,388,717

Diversified Telecommunication Services 1.8%
AT&T Corp., 8.00%, 11/15/31	260,000	393,464
AT&T, Inc.
1.40%, 12/01/17	275,000	275,052
2.63%, 12/01/22	300,000	300,493

19

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 02/15/23	$120,000	$119,700
Clearwire Communications LLC/Clearwire Finance, Inc.
12.00%, 12/01/15 (a)	255,000	274,125
12.00%, 12/01/17 (a)	220,000	259,600
Eileme 2 AB, 11.63%, 01/31/20 (a)	200,000	233,000
Level 3 Financing, Inc., 8.63%, 07/15/20	150,000	166,500
Pacific Bell Telephone Co., 7.38%, 07/15/43	260,000	271,050
Qtel International Finance Ltd., 3.25%, 02/21/23 (a)	200,000	199,800
Sprint Capital Corp., 8.75%, 03/15/32	225,000	275,063
Telefonica Emisiones SAU, 7.05%, 06/20/36	195,000	210,600
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15	300,000	325,923
TELUS Corp., Series CG, 5.05%, 12/04/19	65,000	74,530
Wind Acquisition Finance SA
11.75%, 07/15/17 (a)	390,000	408,525
7.25%, 02/15/18 (a)	590,000	597,375
Windstream Corp., 7.50%, 06/01/22	215,000	227,900

		4,612,700

Electric Utilities 1.7%
Abu Dhabi National Energy Co., 3.63%, 01/12/23 (a)	200,000	206,000
AES Corp. (The), 9.75%, 04/15/16	250,000	298,750
Commonwealth Edison Co., 5.80%, 03/15/18	375,000	453,984
Elwood Energy LLC, 8.16%, 07/05/26	85,337	88,857
Enel Finance International NV, 6.00%, 10/07/39 (a)	200,000	193,669
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20	309,000	348,398
Great Plains Energy, Inc., 5.29%, 06/15/22 (c)	350,000	393,316
Hrvatska Elektroprivreda, 6.00%, 11/09/17 (a)	200,000	211,000
Hydro Quebec, 1.38%, 06/19/17	2,000,000	2,026,800
Mexico Generadora de Energia S de rl, 5.50%, 12/06/32 (a)	260,000	274,300

		4,495,074

Corporate Bonds (continued)

	Principal Amount	Market Value

Electrical Equipment 0.5%
Precision Castparts Corp., 1.25%, 01/15/18	$315,000	$315,520
Thermo Fisher Scientific, Inc.
2.25%, 08/15/16	450,000	465,926
3.60%, 08/15/21	390,000	414,777
Timken Co., 6.00%, 09/15/14	45,000	48,085

		1,244,308

Energy Equipment & Services 0.4%
American Petroleum Tankers Parent LLC/AP Tankers Co., 10.25%, 05/01/15	260,000	271,700
Forbes Energy Services Ltd., 9.00%, 06/15/19	250,000	222,500
Oil States International, Inc., 5.13%, 01/15/23 (a)	85,000	86,169
Weatherford International Ltd.
6.00%, 03/15/18	140,000	159,960
5.13%, 09/15/20	175,000	192,848

		933,177

Food & Staples Retailing 0.4%
CVS Caremark Corp., 3.25%, 05/18/15	305,000	323,352
Rite Aid Corp., 9.75%, 06/12/16	290,000	313,925
Walgreen Co., 1.80%, 09/15/17	265,000	266,477

		903,754

Food Products 0.6%
ConAgra Foods, Inc., 2.10%, 03/15/18	140,000	140,232
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc., 9.88%, 02/01/20 (a)	200,000	212,500
JBS USA LLC/JBS USA Finance, Inc., 7.25%, 06/01/21 (a)	200,000	200,500
Kraft Foods, Inc., 4.13%, 02/09/16	145,000	157,978
Land O’ Lakes, Inc., 6.00%, 11/15/22 (a)	120,000	129,900
Post Holdings, Inc., 7.38%, 02/15/22 (a)	90,000	98,606
Simmons Foods, Inc., 10.50%, 11/01/17 (a)	325,000	294,938
Virgolino de Oliveira Finance Ltd., 10.50%, 01/28/18 (a)	200,000	204,000

		1,438,654

20

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities 1.6%
Access Midstream Partners LP/ACMP Finance Corp., 4.88%, 05/15/23	$85,000	$86,275
CenterPoint Energy Resources Corp., 6.25%, 02/01/37	70,000	87,013
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.13%, 07/15/22	160,000	172,400
DCP Midstream Operating LP, 3.25%, 10/01/15	395,000	406,500
Enterprise Products Operating LLC
5.90%, 04/15/13	80,000	81,107
5.25%, 01/31/20	455,000	540,667
Genesis Energy LP/Genesis Energy Finance Corp., 7.88%, 12/15/18	165,000	176,137
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 03/01/20 (a)	155,000	165,850
Regency Energy Partners LP/Regency Energy Finance Corp., 6.50%, 07/15/21	190,000	208,050
Sabine Pass LNG LP
7.50%, 11/30/16	110,000	121,275
6.50%, 11/01/20 (a)	285,000	289,988
Southern Natural Gas Co./Southern Natural Issuing Corp., 4.40%, 06/15/21	460,000	510,185
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.88%, 02/01/21	160,000	175,200
5.25%, 05/01/23 (a)	170,000	175,950
Tennessee Gas Pipeline Co. LLC, 8.38%, 06/15/32	290,000	416,649
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (a)	40,000	41,500
Williams Cos., Inc. (The), 3.70%, 01/15/23	230,000	231,990
Williams Partners LP, 7.25%, 02/01/17	280,000	340,152

		4,226,888

Health Care Providers & Services 2.1%
Aristotle Holding, Inc.
3.50%, 11/15/16 (a)	360,000	384,899
7.25%, 06/15/19	500,000	640,794
Boston Scientific Corp., 4.50%, 01/15/15	355,000	377,345
CHS/Community Health Systems, Inc., 8.00%, 11/15/19	275,000	297,688
Covidien International Finance SA, 1.35%, 05/29/15	380,000	385,142

Corporate Bonds (continued)

	Principal Amount		Market Value

Health Care Providers & Services (continued)
CRC Health Corp., 10.75%, 02/01/16		$275,000	$268,125
HCA Holdings, Inc., 6.25%, 02/15/21		125,000	128,125
HCA, Inc.
7.19%, 11/15/15		255,000	280,500
4.75%, 05/01/23		225,000	228,938
Humana, Inc.
6.45%, 06/01/16		135,000	153,342
7.20%, 06/15/18		150,000	184,969
8.15%, 06/15/38		175,000	247,580
OnCure Holdings, Inc., 11.75%, 05/15/17		250,000	121,250
UnitedHealth Group, Inc., 1.40%, 10/15/17		265,000	265,414
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.00%, 02/01/18		340,000	351,900
WellPoint, Inc.
5.25%, 01/15/16		305,000	339,887
3.13%, 05/15/22		365,000	368,812
3.30%, 01/15/23		325,000	333,452
4.65%, 01/15/43		135,000	140,686

			5,498,848

Hotels, Restaurants & Leisure 1.3%
Arcos Dorados Holdings, Inc., 10.25%, 07/13/16 (a)	BRL	1,130,000	586,662
Caesars Entertainment Operating Co., Inc.
11.25%, 06/01/17		$135,000	144,619
12.75%, 04/15/18		375,000	276,562
Carrols Restaurant Group, Inc., 11.25%, 05/15/18 (a)		125,000	136,875
Chester Downs & Marina LLC, 9.25%, 02/01/20 (a)		275,000	270,188
CKE Holdings, Inc., 10.50%, 03/14/16 (a)		103,437	109,643
Dave & Buster’s, Inc., 11.00%, 06/01/18		300,000	336,000
Landry’s Holdings II, Inc., 10.25%, 01/01/18 (a)		60,000	59,700
Marina District Finance Co., Inc., 9.50%, 10/15/15		350,000	339,500
MGM Resorts International, 11.38%, 03/01/18		160,000	193,600
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co B, Inc., 10.50%, 01/15/20		150,000	174,000
Yonkers Racing Corp., 11.38%, 07/15/16 (a)		325,000	351,000

21

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc., 4.25%, 09/15/15	$275,000	$296,977

		3,275,326

Household Durables 0.1%
GrafTech International Ltd., 6.38%, 11/15/20 (a)	80,000	82,900
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.75%, 04/15/20 (a)	215,000	227,900

		310,800

Household Products 0.3%
Prestige Brands, Inc., 8.25%, 04/01/18	215,000	238,381
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 5.75%, 10/15/20 (a)	250,000	258,125
Spectrum Brands Escrow Corp.
6.38%, 11/15/20 (a)	25,000	26,250
6.63%, 11/15/22 (a)	25,000	26,813
Spectrum Brands Holdings, Inc., 9.50%, 06/15/18	235,000	266,725

		816,294

Industrial Conglomerates 0.3%
General Electric Co.
5.25%, 12/06/17	220,000	259,413
2.70%, 10/09/22	520,000	530,039

		789,452

Information Technology Services 0.3%
EVERTEC, Inc., 11.00%, 10/01/18	250,000	276,250
First Data Corp.
10.55%, 09/24/15	250,000	255,938
12.63%, 01/15/21	200,000	210,500

		742,688

Insurance 1.0%
American International Group, Inc., 4.88%, 06/01/22	325,000	371,027
A-S Co.-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (a)	185,000	185,000
Farmers Exchange Capital, 7.05%, 07/15/28 (a)	535,000	657,463
Hub International Ltd., 8.13%, 10/15/18 (a)	260,000	266,500
ING Capital Funding Trust III, Series 9, 3.91%, 03/31/13 (d)	205,000	194,621

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Liberty Mutual Group, Inc.
4.95%, 05/01/22 (a)	$270,000	$294,269
6.50%, 05/01/42 (a)	225,000	253,134
Onex USI Aquisition Corp., 7.75%, 01/15/21 (a)	150,000	147,750
Willis Group Holdings PLC, 4.13%, 03/15/16	255,000	271,988

		2,641,752

Internet & Catalog Retail 0.4%
Amazon.com, Inc.
1.20%, 11/29/17	325,000	323,214
2.50%, 11/29/22	215,000	211,908
QVC, Inc., 7.50%, 10/01/19 (a)	500,000	551,660

		1,086,782

Internet Software & Services 0.2%
Symantec Corp., 4.20%, 09/15/20	505,000	530,538

Leisure Equipment & Products 0.1%
Cirsa Funding Luxembourg SA, 8.75%, 05/15/18	110,000	144,469

Machinery 0.4%
Atkore International, Inc., 9.88%, 01/01/18	190,000	201,875
Dematic SA/DH Services Luxembourg Sarl, 7.75%, 12/15/20 (a)	180,000	180,000
Liberty Tire Recycling, 11.00%, 10/01/16 (a)	225,000	208,125
TMK OAO Via TMK Capital SA, 7.75%, 01/27/18	400,000	420,000

		1,010,000

Marine 0.2%
Horizon Lines LLC
11.00%, 10/15/16	199,000	197,010
15.00%, 10/15/16	156,613	140,560
Martin Midstream Partners LP/Martin Midstream Finance Corp., 8.88%, 04/01/18	135,000	143,775

		481,345

Media 2.9%
Aerospace Satellite Corp. Holding BV, 12.75%, 11/16/15 (a)	400,000	441,000
Bresnan Broadband Holdings LLC, 8.00%, 12/15/18 (a)	250,000	270,000
CC Holdings GS V LLC
2.38%, 12/15/17 (a)	255,000	256,247
3.85%, 04/15/23 (a)	375,000	381,491

22

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
Cengage Learning Acquisitions, Inc.
10.50%, 01/15/15 (a)	$125,000	$42,500
12.00%, 06/30/19 (a)	150,000	68,250
11.50%, 04/15/20 (a)	35,000	30,187
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 09/15/20 (a)	150,000	156,187
Clear Channel Worldwide Holdings, Inc.
Series A, 7.63%, 03/15/20	275,000	274,312
6.50%, 11/15/22 (a)	200,000	205,500
Columbus International, Inc., 11.50%, 11/20/14 (a)	685,000	760,350
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.50%, 03/01/16	330,000	349,604
5.88%, 10/01/19	520,000	614,612
Hughes Satellite Systems Corp., 7.63%, 06/15/21	200,000	227,500
Idearc Litigation Trusts, 8.00%, 11/15/16	825,000	8,250
Intelsat Luxembourg SA, 12.50%, 02/04/17	305,000	324,062
inVentiv Health, Inc.
9.00%, 01/15/18 (a)	60,000	60,600
10.00%, 08/15/18 (a)	275,000	237,188
Nara Cable Funding Ltd., 8.88%, 12/01/18 (a)	300,000	305,250
News America, Inc., 3.00%, 09/15/22 (a)	255,000	256,148
Regal Cinemas Corp., 8.63%, 07/15/19	150,000	165,750
Telesat Canada/Telesat LLC, 12.50%, 11/01/17	200,000	219,500
Time Warner Cable, Inc., 8.25%, 04/01/19	355,000	472,412
Univision Communications, Inc.
7.88%, 11/01/20 (a)	250,000	270,625
8.50%, 05/15/21 (a)	125,000	129,063
Viacom, Inc., 4.38%, 03/15/43 (a)	390,000	383,645
Visant Corp., 10.00%, 10/01/17	190,000	170,525
WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, 07/15/15 (a)	175,000	185,938
WMG Acquisition Corp.
11.50%, 10/01/18	145,000	167,475
6.00%, 01/15/21 (a)	175,000	184,625

		7,618,796

Metals & Mining 1.6%
Aleris International, Inc., 7.88%, 11/01/20 (a)	185,000	185,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Berau Capital Resources Pte Ltd., 12.50%, 07/08/15 (a)	$100,000	$108,750
Berau Coal Energy Tbk PT, 7.25%, 03/13/17 (a)	200,000	197,000
Eldorado Gold Corp., 6.13%, 12/15/20 (a)	100,000	101,750
FMG Resources (August 2006) Pty Ltd., 7.00%, 11/01/15 (a)	170,000	178,500
Inmet Mining Corp., 7.50%, 06/01/21 (a)	120,000	124,500
Kinross Gold Corp., 6.88%, 09/01/41	110,000	111,944
Midwest Vanadium Pty Ltd., 11.50%, 02/15/18 (a)	150,000	88,500
Newmont Mining Corp., 4.88%, 03/15/42	290,000	298,675
Rio Tinto Finance USA PLC
1.63%, 08/21/17	355,000	359,432
2.88%, 08/21/22	410,000	412,711
Samarco Mineracao SA, 4.13%, 11/01/22 (a)	245,000	249,288
Southern Copper Corp., 6.38%, 07/27/15	200,000	222,042
Vale SA
4.38%, 03/24/18	100,000	146,130
5.63%, 09/11/42	830,000	901,048
Vedanta Resources PLC, 8.25%, 06/07/21 (a)	165,000	181,913
Xstrata Finance Canada Ltd., 4.00%, 10/25/22 (a)	225,000	227,432

		4,094,615

Multi-Utilities & Unregulated Power 0.2%
GenOn Energy, Inc., 7.63%, 06/15/14	160,000	170,800
NRG Energy, Inc., 7.88%, 05/15/21	255,000	283,050

		453,850

Oil, Gas & Consumable Fuels 4.0%
Afren PLC, 10.25%, 04/08/19 (a)	230,000	268,485
Anadarko Petroleum Corp., 6.45%, 09/15/36	320,000	400,885
Antero Resources Finance Corp.
9.38%, 12/01/17	145,000	159,137
6.00%, 12/01/20 (a)	195,000	197,438
Apache Corp., 2.63%, 01/15/23	870,000	868,368
BP Capital Markets PLC, 2.50%, 11/06/22	230,000	227,892
Chaparral Energy, Inc.
8.25%, 09/01/21	150,000	162,750
7.63%, 11/15/22	60,000	63,000

23

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp., 6.88%, 11/15/20	$195,000	$211,331
Concho Resources, Inc., 6.50%, 01/15/22	165,000	181,500
ConocoPhillips, 2.40%, 12/15/22	385,000	383,777
Continental Resources, Inc., 5.00%, 09/15/22	165,000	177,787
Devon Energy Corp.
5.63%, 01/15/14	500,000	526,051
1.88%, 05/15/17	250,000	254,857
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	150,000	171,375
Gazprom Neft OAO Via GPN Capital SA, 4.38%, 09/19/22 (a)	250,000	255,625
Hilcorp Energy I LP/Hilcorp Finance Co., 8.00%, 02/15/20 (a)	150,000	164,250
Linn Energy LLC/Linn Energy Finance Corp.
6.50%, 05/15/19	175,000	176,750
7.75%, 02/01/21	165,000	175,725
Lukoil International Finance BV
7.25%, 11/05/19 (a)	270,000	330,075
6.13%, 11/09/20 (a)	330,000	381,563
Newfield Exploration Co., 5.63%, 07/01/24	110,000	118,800
PC Financial Partnership, 5.00%, 11/15/14	255,000	274,302
Petrohawk Energy Corp., 7.25%, 08/15/18	265,000	299,171
Petroleos de Venezuela SA
8.50%, 11/02/17	245,000	241,937
Reg. S, 9.00%, 11/17/21	150,000	143,100
Reg. S, 9.75%, 05/17/35	290,000	279,850
Petroleos Mexicanos, 5.50%, 06/27/44	500,000	550,000
Resolute Energy Corp., 8.50%, 05/01/20 (a)	225,000	226,688
Samson Investment Co., 9.75%, 02/15/20 (a)	260,000	274,950
Statoil ASA, 2.45%, 01/17/23	390,000	389,087
Total Capital SA, 4.45%, 06/24/20	310,000	359,083
Transocean, Inc.
2.50%, 10/15/17	380,000	383,998
6.38%, 12/15/21	240,000	291,674
7.35%, 12/15/41	285,000	378,588
WPX Energy, Inc., 6.00%, 01/15/22	295,000	317,863

		10,267,712

Corporate Bonds (continued)

	Principal Amount	Market Value

Paper & Forest Products 0.5%
Catalyst Paper Corp., 11.00%, 10/30/17	$97,349	$73,985
Georgia-Pacific LLC, 8.88%, 05/15/31	395,000	592,260
International Paper Co., 4.75%, 02/15/22	165,000	186,704
Norske Skogindustrier ASA, 6.13%, 10/15/15 (a)	555,000	466,200

		1,319,149

Pharmaceuticals 1.5%
AbbVie, Inc.
1.75%, 11/06/17 (a)	1,015,000	1,026,040
2.90%, 11/06/22 (a)	450,000	458,271
Endo Health Solutions, Inc., 7.25%, 01/15/22	210,000	225,225
Mylan, Inc., 7.88%, 07/15/20 (a)	380,000	449,069
Sky Growth Acquisition Corp., 7.38%, 10/15/20 (a)	100,000	99,500
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22	455,000	460,259
Teva Pharmaceutical Finance IV LLC, 2.25%, 03/18/20	315,000	317,812
Valeant Pharmaceuticals International, 6.75%, 08/15/21 (a)	150,000	160,875
Watson Pharmaceuticals, Inc.
5.00%, 08/15/14	320,000	340,895
6.13%, 08/15/19	355,000	432,148

		3,970,094

Real Estate Investment Trusts (REITs) 0.2%
Simon Property Group LP, 10.35%, 04/01/19	190,000	271,697
Weyerhaeuser Co., 7.38%, 10/01/19	115,000	142,133

		413,830

Real Estate Management & Development 0.1%
KWG Property Holding Ltd., 13.25%, 03/22/17	300,000	357,293

Road & Rail 0.3%
Aeropuertos Dominicanos Siglo XXI SA, 9.25%, 11/13/19 (a)	240,000	253,200
Bristow Group, Inc., 6.25%, 10/15/22	210,000	224,700
UR Financing Escrow Corp., 7.63%, 04/15/22 (a)	165,000	184,387

		662,287

24

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Market Value

Semiconductors & Semiconductor Equipment 0.8%
Advanced Micro Devices, Inc., 7.75%, 08/01/20		$200,000	$167,500
Intel Corp.
2.70%, 12/15/22		1,115,000	1,113,440
4.25%, 12/15/42		200,000	200,535
Samsung Electronics America, Inc., 1.75%, 04/10/17 (a)		460,000	465,405

			1,946,880

Software 0.2%
Oracle Corp., 2.50%, 10/15/22		380,000	383,423
Sophia LP/Sophia Finance, Inc., 9.75%, 01/15/19 (a)		175,000	188,563

			571,986

Specialty Retail 0.3%
Burlington Coat Factory Warehouse Corp., 10.00%, 02/15/19		50,000	54,000
Jo-Ann Stores Holdings, Inc., 10.50%, 10/15/19 (a)		145,000	146,269
O’Reilly Automotive, Inc., 3.80%, 09/01/22		485,000	504,635
Petco Holdings, Inc., 9.25%, 10/15/17 (a)		180,000	184,950

			889,854

Supranational 0.6%
Central American Bank for Economic Integration, 5.38%, 09/24/14 (a)		150,000	159,988
Corp. Andina de Fomento, 4.38%, 06/15/22		280,000	303,174
Eurasian Development Bank, 4.77%, 09/20/22 (a)		577,000	598,637
International Bank for Reconstruction & Development
Series GDIF, 3.25%, 04/14/14	NOK	870,000	159,700
Series GDIF, 3.75%, 05/19/17		$1,800,000	347,309

			1,568,808

Textiles, Apparel & Luxury Goods 0.1%
Wolverine World Wide, Inc., 6.13%, 10/15/20 (a)		180,000	189,000

Tobacco 0.7%
Altria Group, Inc.
9.70%, 11/10/18		413,000	578,170
10.20%, 02/06/39		250,000	418,207

Corporate Bonds (continued)

	Principal Amount	Market Value

Tobacco (continued)
Lorillard Tobacco Co., 6.88%, 05/01/20	$660,000	$804,458

		1,800,835

Transportation Infrastructure 0.3%
DP World Ltd., 6.85%, 07/02/37 (a)	730,000	855,012

Wireless Telecommunication Services 1.1%
America Movil SAB de CV, Series 12, 6.45%, 12/05/22	6,000,000	476,449
Cellco Partnership/Verizon Wireless Capital LLC, 7.38%, 11/15/13	275,000	290,666
Cricket Communications, Inc., 7.75%, 10/15/20	175,000	178,500
Crown Castle Towers LLC, 3.21%, 08/15/35 (a)	230,000	239,802
Digicel Group Ltd., 8.25%, 09/30/20 (a)	200,000	220,000
MetroPCS Wireless, Inc., 6.63%, 11/15/20	175,000	185,937
NII Capital Corp., 7.63%, 04/01/21	805,000	609,787
Sprint Nextel Corp.
7.00%, 08/15/20	225,000	245,813
11.50%, 11/15/21	215,000	292,400
Telemovil Finance Co. Ltd., 8.00%, 10/01/17 (a)	190,000	204,725

		2,944,079

Total Corporate Bonds (cost $112,186,479)		116,792,088

Municipal Bonds 0.7%
Georgia 0.5%
Municipal Electric Authority of Georgia
6.64%, 04/01/57	675,000	806,294
7.06%, 04/01/57	440,000	497,975

		1,304,269

New Jersey 0.2%
New Jersey State Turnpike Authority, Revenue Bonds, Series A, 7.10%, 01/01/41	310,000	446,812

Total Municipal Bonds (cost $1,426,356)		1,751,081

25

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Sovereign Bonds 16.0%

	Principal Amount		Market Value

ARGENTINA 0.2%
Argentine Republic Government International Bond, 2.50%, 12/31/38 (c)		$600,000	$215,400
City of Buenos Aires Argentina, 9.95%, 03/01/17		200,000	176,000

			391,400

AUSTRALIA 0.7%
Queensland Treasury Corp., 6.00%, 07/21/22	AUD	1,500,000	1,767,615

BELARUS 0.2%
Republic of Belarus, 8.95%, 01/26/18		$400,000	412,000

BRAZIL 0.7%
Banco Nacional de Desenvolvimento Economico e Social, 4.13%, 09/15/17 (a)	EUR	160,000	227,031
Brazil Notas do Tesouro Nacional
10.00%, 01/01/14	BRL	1,064,000	533,027
10.00%, 01/01/17		1,801,000	926,065
Brazilian Government International Bond, 8.50%, 01/05/24		350,000	208,547

			1,894,670

CANADA 0.8%
Canadian Government Bond
4.25%, 06/01/18	CAD	410,000	472,359
2.75%, 06/01/22		406,000	441,633
Province of Manitoba Canada, 1.75%, 05/30/19		$1,000,000	1,017,261
Province of Quebec Canada, 4.50%, 12/01/20	CAD	180,000	205,778

			2,137,031

CAYMAN ISLANDS 0.2%
Cayman Islands Government Bond, 5.95%, 11/24/19 (a)		$475,000	562,400

CHILE 0.4%
Chile Government International Bond, 5.50%, 08/05/20	CLP	487,000,000	1,131,671

COLOMBIA 0.5%
Colombia Government International Bond, 12.00%, 10/22/15	COP	2,020,000,000	1,388,850

Sovereign Bonds (continued)

	Principal Amount		Market Value

COSTA RICA 0.2%
Costa Rica Government International Bond, 10.00%, 08/01/20 (a)		$365,000	$501,875

CROATIA 0.2%
Croatia Government International Bond, 6.25%, 04/27/17 (a)		400,000	438,600

GEORGIA 0.1%
Georgia Government International Bond, 6.88%, 04/12/21 (a)		215,000	248,325

GERMANY 0.8%
Bundesrepublik Deutschland
3.50%, 01/04/16	EUR	500,000	728,721
4.25%, 07/04/18		450,000	717,251
3.25%, 01/04/20		345,000	532,031

			1,978,003

HUNGARY 0.4%
Hungary Government Bond
6.50%, 06/24/19	HUF	165,000,000	769,910
7.00%, 06/24/22		62,980,000	303,451

			1,073,361

INDONESIA 0.6%
Indonesia Government International Bond, 4.88%, 05/05/21 (a)		$200,000	230,000
Indonesia Treasury Bond
7.00%, 05/15/22	IDR	4,100,000,000	482,182
6.13%, 05/15/28		4,500,000,000	482,607
Republic of Indonesia, 5.25%, 01/17/42 (a)		400,000	464,500

			1,659,289

JAPAN 0.2%
Japan Government Ten Year Bond, 0.80%, 03/20/13	JPY	50,000,000	577,951

LATVIA 0.1%
Republic of Latvia, Reg. S, 5.25%, 06/16/21		$200,000	232,000

MEXICO 1.4%
Mexican Bonos
6.00%, 06/18/15	MXN	12,980,000	1,031,492
6.50%, 06/10/21		20,640,000	1,725,624
7.75%, 05/29/31		4,096,000	370,695

26

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount		Market Value

MEXICO(continued)
Mexico Government International Bond, 4.75%, 03/08/44		$500,000	$565,000

			3,692,811

MONGOLIA 0.2%
Mongolia Government International Bond, 5.13%, 12/05/22 (a)		620,000	607,600

NETHERLANDS 0.6%
Netherlands Government Bond, 3.25%, 07/15/21(a)	EUR	1,000,000	1,524,702

NORWAY 0.1%
Norway Government Bond, 3.75%, 05/25/21	NOK	1,750,000	358,814

PERU 0.6%
Peruvian Government International Bond
Reg. S, 8.60%, 08/12/17	PEN	2,470,000	1,195,083
7.84%, 08/12/20 (a)		770,000	380,189

			1,575,272

PHILIPPINES 0.5%
Philippine Government International Bond
3.90%, 11/26/22	PHP	10,000,000	252,055
6.25%, 01/14/36		35,000,000	1,026,218

			1,278,273

POLAND 1.2%
Poland Government Bond
4.75%, 04/25/17	PLN	4,300,000	1,475,530
5.50%, 10/25/19		1,400,000	511,597
Poland Government International Bond, 3.00%, 03/17/23		$1,090,000	1,087,275

			3,074,402

ROMANIA 0.2%
Romanian Government International Bond, 6.75%, 02/07/22 (a)		491,000	596,565

RUSSIA 0.2%
Russian Foreign Bond — Eurobond
5.00%, 04/29/20 (a)		100,000	118,000
4.50%, 04/04/22 (a)		400,000	458,000
Reg. S, 7.50%, 03/31/30 (c)		15,460	19,856

			595,856

Sovereign Bonds (continued)

	Principal Amount		Market Value

SLOVENIA 0.3%
Slovenia Government International Bond, 5.50%, 10/26/22 (a)		$600,000	$630,000

SRI LANKA 0.3%
Sri Lanka Government International Bond, 6.25%, 07/27/21 (a)		600,000	653,717

SUPRANATIONAL 0.4%
Eastern and Southern African Trade and Development Bank, 6.88%, 01/09/16		1,000,000	1,040,000

SWEDEN 0.4%
Sweden Government Bond, 3.00%, 07/12/16	SEK	6,000,000	988,944

THAILAND 0.3%
Thailand Government Bond, 3.63%, 06/16/23	THB	26,200,000	861,893

TURKEY 0.6%
Turkey Government Bond
—%, 05/15/13	TRY	1,412,000	773,662
9.50%, 01/12/22		885,000	594,812
Turkey Government International Bond, 6.25%, 09/26/22		$230,000	286,695

			1,655,169

UKRAINE 0.3%
Financing of Infrastrucural Projects State Enterprise, 9.00%, 12/07/17 (a)		400,000	400,000
Ukraine Government International Bond, 9.25%, 07/24/17 (a)		280,000	303,800

			703,800

UNITED KINGDOM 0.5%
United Kingdom Gilt
4.75%, 03/07/20	GBP	350,000	702,106
4.00%, 03/07/22		300,000	584,315

			1,286,421

URUGUAY 0.5%
Uruguay Government International Bond, 7.74%, 09/14/18	UYU	19,961,551	1,194,571

27

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

VENEZUELA 1.1%
Venezuela Government International Bond
Reg. S, 6.00%, 12/09/20	$700,000	$584,500
8.25%, 10/13/24	240,000	220,800
7.65%, 04/21/25	230,000	202,400
Reg. S, 11.75%, 10/21/26	825,000	930,188
Reg. S, 11.95%, 08/05/31	800,000	910,000

		2,847,888

Total Sovereign Bonds (cost $39,101,094)		41,561,739

U.S. Government Mortgage Backed Agencies 14.3%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# C90381
7.50%, 11/01/20	442	508
Pool# C00712
6.50%, 02/01/29	10,352	12,168
Pool# C39060
8.00%, 06/01/30	447	454
Pool# C41531
8.00%, 08/01/30	1,532	1,678
Pool# C42327
8.00%, 09/01/30	1,248	1,539
Pool# C01104
8.00%, 12/01/30	15,618	19,340
Pool# C48997
8.00%, 03/01/31	30,118	30,649
Pool# C49587
8.00%, 03/01/31	17,906	19,471
Pool# C50477
8.00%, 04/01/31	23,616	27,681
Pool# C53381
8.00%, 06/01/31	3,094	3,298
Pool# C69951
6.50%, 08/01/32	19,959	23,036
Pool# Q09258
3.00%, 07/01/42	279,094	292,102
Federal National Mortgage Association Pool
Pool# 540017
8.00%, 05/01/30	1,969	2,020
Pool# 564363
8.00%, 01/01/31	860	937
Pool# 564993
7.50%, 03/01/31	8,364	8,669
Pool# 606566
7.50%, 10/01/31	3,813	4,032
Pool# 642656
7.00%, 07/01/32	34,047	40,634
Pool# 886574
2.71%, 08/01/36 (b)	134,713	143,618

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 257231
5.50%, 06/01/38	$951,804	$1,034,163
Pool# AJ5302
4.00%, 11/01/41	1,042,044	1,118,500
Federal National Mortgage Association Pool TBA
2.50%, 01/25/27	1,150,000	1,202,469
3.00%, 01/25/27	490,000	517,180
3.50%, 01/25/27	1,180,000	1,251,722
3.00%, 01/25/42	1,885,000	1,975,126
3.50%, 01/25/42	4,275,000	4,557,718
4.00%, 01/25/42	2,970,000	3,183,469
4.50%, 01/25/42	6,685,000	7,221,105
5.00%, 01/25/42	2,500,000	2,707,812
5.50%, 01/25/42	1,585,000	1,721,954
6.00%, 01/25/42	2,155,000	2,353,664
Government National Mortgage Association I Pool Pool# GN 779081,
3.00%, 04/15/27	727,346	777,177
Government National Mortgage Association II Pool
Pool# G2 82468
4.00%, 01/20/40 (b)	280,085	300,590
Pool# G2 82478
3.50%, 02/20/40 (b)	1,302,485	1,391,454
Pool# G2 82483
3.50%, 02/20/40 (b)	180,809	193,160
Pool# G2 82520
4.00%, 04/20/40 (b)	314,794	338,255
Pool# G2 82570
3.50%, 06/20/40 (b)	27,275	29,165
Pool# G2 710035
5.39%, 12/20/59	366,337	410,844
Pool# G2 751413
4.50%, 07/20/61	249,527	286,238
Pool# G2 710083
4.70%, 08/20/61	264,908	307,644
Pool# G2 710087
4.70%, 09/20/61	291,727	342,209
Pool# G2 773443
5.07%, 04/20/62	263,537	303,316
Pool# G2 766552
4.85%, 05/20/62	156,110	178,834
Pool# G2 765227
4.56%, 11/20/62	747,809	867,558
Pool# G2 765235
4.47%, 12/20/62	830,000	955,991
Government National Mortgage Association TBA 4.51%, 01/01/63	610,000	699,403

Total U.S. Government Mortgage Backed Agencies (cost $36,628,135)		36,858,554

28

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

U.S. Government Sponsored & Agency Obligations 0.9%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. 5.13%, 11/17/17	$265,000	$319,359
Federal National Mortgage Association
5.00%, 05/11/17	1,050,000	1,242,424
0.00%, 10/09/19	840,000	735,888

Total U.S. Government Sponsored & Agency Obligations (cost $1,906,876)		2,297,671

U.S. Treasury Bonds 1.6%
U.S. Treasury Bonds
6.25%, 08/15/23	340,000	487,475
3.00%, 05/15/42 (f)	1,835,000	1,869,406
2.75%, 08/15/42	1,975,000	1,907,110

Total U.S. Treasury Bonds (cost $4,262,000)		4,263,991

U.S. Treasury Notes 1.8%
U.S. Treasury Notes
0.25%, 11/30/14	555,000	555,022
0.25%, 10/15/15	645,000	643,538
0.38%, 11/15/15	245,000	245,230
0.63%, 11/30/17	795,000	792,330
0.75%, 12/31/17	355,000	355,583
1.63%, 11/15/22	2,025,000	2,002,850

Total U.S. Treasury Notes (cost $4,589,871)		4,594,553

Yankee Dollars 0.4%
Commercial Banks 0.1%
Bancolombia SA, 6.13%, 07/26/20	130,000	141,375

Diversified Financial Services 0.1%
Smurfit Kappa Treasury Funding Ltd., 7.50%, 11/20/25	370,000	387,575

Oil, Gas & Consumable Fuels 0.2%
Nexen, Inc., 7.50%, 07/30/39	270,000	390,779
Suncor Energy, Inc., 5.95%, 12/01/34	210,000	254,657

		645,436

Total Yankee Dollars (cost $1,052,695)		1,174,386

Common Stocks 0.0%†

	Shares	Market Value

Diversified Telecommunication Services 0.0%†
XO Holding, Inc. * (g)	248	$0

Media 0.0%†
Dex One Corp. *	832	1,315
SuperMedia, Inc. *	651	2,226

		3,541

Paper & Forest Products 0.0%†
Catalyst Paper Corp. *	5,617	5,617

Total Common Stocks (cost $779,392)		9,158

Warrant 0.0%†

	Number of Warrants	Market Value

Marine 0.0%†
Horizon Lines, Inc., expiring 12/31/2016* (g)	93,475	140,212

Total Warrant (cost $185,413)		140,212

Mutual Fund 9.4%

	Shares	Market Value

Money Market Fund 9.4%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (h)	24,296,752	24,296,752

Total Mutual Fund (cost $24,296,752)		24,296,752

Total Investments (cost $272,071,475) (i) — 108.8%		281,822,459

Liabilities in excess of other assets — (8.8)%		(22,858,003)

NET ASSETS — 100.0%		$258,964,456

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2012 was $67,980,474 which represents 26.25% of net assets.

29

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2012. The maturity date represents the actual maturity date.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2012.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2012. The maturity date reflects the next call date.

(e)	Perpetual bond security. The maturity date reflects the next call date.

(f)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(g)	Fair Valued Security.

(h)	Represents 7-day effective yield as of December 31, 2012.

(i)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ACES	Alternative Credit Enhancement Services

AS	Stock Corporation

ASA	Stock Corporation

BA	Limited

BV	Private Limited Liability Company

FDIC	Federal Deposit Insurance Corporation

GDIF	Global Debt Issuance Facility

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

MTN	Medium Term Note

NV	Public Traded Company

OAO	Joint Stock Company

OJSC	Open Joint Stock Company

OYJ	Public Traded Company

PCL	Public Company Limited

PLC	Public Limited Company

Reg. S	Regulation S

REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

TAS	Joint Stock Company

TBA	To Be Announced

Tbk PT	State Owned Company

Currency:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

COP	Colombian Peso

EUR	Euro

GBP	Great British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

PEN	Peru Nuevo Sol

PHP	Philippines Peso

PLN	Poland New Zloty

SEK	Swedish Krona

THB	Thailand Baht

TRY	Turkish Lira

UYU	Uruguay Peso Uruguayo

30

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

At December 31, 2012, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Barclays Bank PLC	1/15/13	(115,000)	$(119,443)	$(119,311)	$132
Australian Dollar	Barclays Bank PLC	1/15/13	(690,000)	(716,660)	(715,870)	790
Brazilian Real	JPMorgan Chase Bank	1/04/13	(213,740)	(100,622)	(104,375)	(3,753)
Brazilian Real	JPMorgan Chase Bank	1/04/13	(427,480)	(201,243)	(208,750)	(7,507)
Brazilian Real	JPMorgan Chase Bank	1/15/13	(819,000)	(385,031)	(399,298)	(14,267)
Euro	JPMorgan Chase Bank	1/15/13	(134,000)	(174,314)	(176,892)	(2,578)
Euro	JPMorgan Chase Bank	1/15/13	(162,000)	(210,738)	(213,855)	(3,117)
Euro	JPMorgan Chase Bank	1/15/13	(633,000)	(823,438)	(835,618)	(12,180)
Hungarian Forint	Royal Bank of Scotland	1/15/13	(43,125,000)	(198,879)	(195,076)	3,803
Hungarian Forint	JPMorgan Chase Bank	1/15/13	(44,180,544)	(204,265)	(199,851)	4,414
Hungarian Forint	JPMorgan Chase Bank	1/15/13	(21,442,359)	(99,137)	(96,995)	2,142
Japanese Yen	Barclays Bank PLC	1/15/13	(90,651,274)	(1,075,143)	(1,046,471)	28,672
Japanese Yen	Barclays Bank PLC	1/15/13	(64,712,400)	(767,503)	(747,035)	20,468
Japanese Yen	JPMorgan Chase Bank	1/15/13	(20,923,104)	(252,019)	(241,535)	10,484
Japanese Yen	Royal Bank of Scotland	1/15/13	(42,207,000)	(511,941)	(487,234)	24,707
Mexican Peso	Royal Bank of Scotland	1/15/13	(3,470,000)	(267,499)	(268,142)	(643)
Mexican Peso	Royal Bank of Scotland	1/15/13	(2,808,000)	(216,466)	(216,986)	(520)
Mexican Peso	Royal Bank of Scotland	1/15/13	(454,000)	(34,999)	(35,083)	(84)
Polish Zlotych	Barclays Bank PLC	1/15/13	(950,000)	(299,673)	(306,523)	(6,850)
Polish Zlotych	Barclays Bank PLC	1/15/13	(2,290,000)	(722,370)	(738,883)	(16,513)

Total Short Contracts				$(7,381,383)	$(7,353,783)	$27,600

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	Barclays Bank PLC	1/15/13	74,904	$78,791	$77,712	$(1,079)
Australian Dollar	Barclays Bank PLC	1/15/13	398,895	419,597	413,851	(5,746)
Australian Dollar	HSBC Bank PLC	1/15/13	189,583	199,437	196,691	(2,746)
Australian Dollar	HSBC Bank PLC	1/15/13	230,505	242,486	239,147	(3,339)
Brazilian Real	JPMorgan Chase Bank	1/04/13	427,480	200,000	208,749	8,749
Brazilian Real	JPMorgan Chase Bank	1/04/13	213,740	100,000	104,375	4,375
Brazilian Real	JPMorgan Chase Bank	1/15/13	819,000	386,011	399,298	13,287
Canadian Dollar	JPMorgan Chase Bank	1/15/13	180,000	180,854	180,914	60
Canadian Dollar	JPMorgan Chase Bank	1/15/13	520,000	522,466	522,639	173
Euro	Barclays Bank PLC	1/15/13	104,431	136,498	137,858	1,360
Euro	Barclays Bank PLC	1/15/13	81,336	106,312	107,371	1,059
Hungarian Forint	Bank of America NA	1/15/13	51,235,960	237,225	231,766	(5,459)
Hungarian Forint	Barclays Bank PLC	1/15/13	30,000,000	138,517	135,705	(2,812)
Hungarian Forint	Royal Bank of Scotland	1/15/13	43,000,000	196,878	194,511	(2,367)
Hungarian Forint	Royal Bank of Scotland	1/15/13	24,000,000	109,885	108,564	(1,321)
Hungarian Forint	Bank of America NA	1/15/13	44,305,583	205,138	200,417	(4,721)
Japanese Yen	Royal Bank of Scotland	1/15/13	195,173,000	2,367,312	2,253,063	(114,249)
Mexican Peso	JPMorgan Chase Bank	1/15/13	4,260,433	329,640	329,222	(418)
Mexican Peso	JPMorgan Chase Bank	1/15/13	4,915,595	380,332	379,850	(482)
Mexican Peso	JPMorgan Chase Bank	1/15/13	3,175,227	245,675	245,364	(311)
Norwegian Krone	Barclays Bank PLC	1/15/13	626,000	110,176	112,584	2,408
Polish Zlotych	Bank of America NA	1/15/13	895,000	280,475	288,777	8,302

31

Statement of Investments (Continued)

December 31, 2012

NVIT Multi Sector Bond Fund (Continued)

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts: (Continued)
Swedish Krona	Barclays Bank PLC	1/15/13	89,000	$13,363	$13,682	$319
Turkish Lira	Barclays Bank PLC	1/15/13	45,000	25,066	25,182	116
Turkish Lira	Barclays Bank PLC	1/15/13	303,000	168,776	169,558	782

Total Long Contracts				$7,380,910	$7,276,850	$(104,060)

At December 31, 2012, the Fund’s open forward foreign currency contracts were as follows (Note 2):

Counterparty	Delivery Date	Currency Received		Currency Delivered		Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland	1/15/13	423,600	Canadian Dollar	(410,925)	Australian Dollar	$426,332	$425,750	$(582)
Royal Bank of Scotland	1/15/13	195,430	Canadian Dollar	(189,583)	Australian Dollar	196,691	196,422	(269)
Royal Bank of Scotland	1/15/13	740,147	Canadian Dollar	(718,000)	Australian Dollar	744,920	743,903	(1,017)

						$1,367,943	$1,366,075	$(1,868)

At December 31, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
27	U.S. Treasury 10 Year Note	03/19/13	$3,585,094	$(12,081)

The accompanying notes are an integral part of these financial statements.

32

Statement of Assets and Liabilities

December 31, 2012

NVIT Multi Sector Bond Fund
Assets:
Investments, at value (cost $272,071,475)	$281,822,459
Cash	302,344
Foreign currencies, at value (cost $2,034,104)	2,047,606
Interest and dividends receivable	2,577,858
Receivable for investments sold	1,007,488
Receivable for capital shares issued	637,434
Reclaims receivable	15,494
Unrealized appreciation on forward foreign currency contracts (Note 2)	136,602
Prepaid expenses	509

Total Assets	288,547,794

Liabilities:
Payable for investments purchased	29,112,858
Payable for capital shares redeemed	1,394
Payable for variation margin on futures contracts	4,673
Unrealized depreciation on forward foreign currency contracts (Note 2)	214,930
Accrued expenses and other payables:
Investment advisory fees	152,665
Fund administration fees	11,580
Administrative servicing fees	32,513
Accounting and transfer agent fees	16,059
Custodian fees	1,370
Professional fees	20,465
Printing fees	13,547
Other	1,284

Total Liabilities	29,583,338

Net Assets	$258,964,456

Represented by:
Capital	$256,031,608
Accumulated undistributed net investment income	4,612,224
Accumulated net realized losses from investment, futures, forward and foreign currency transactions	(11,359,674)
Net unrealized appreciation/(depreciation) from investments	9,750,984
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(12,081)
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(78,328)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	19,723

Net Assets	$258,964,456

Net Assets:
Class I Shares	$258,964,456

Total	$258,964,456

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	27,296,891

Total	27,296,891

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.49

The accompanying notes are an integral part of these financial statements.

33

Statement of Operations

For the Year Ended December 31, 2012

NVIT Multi Sector Bond Fund
INVESTMENT INCOME:
Interest income	$11,633,517
Dividend income	55,248
Foreign tax withholding	(25,056)

Total Income	11,663,709

EXPENSES:
Investment advisory fees	1,685,035
Fund administration fees	132,050
Administrative servicing fees Class I Shares	367,786
Professional fees	46,364
Printing fees	16,440
Trustee fees	9,226
Custodian fees	9,531
Accounting and transfer agent fees	64,832
Compliance program costs (Note 3)	968
Other	10,005

Total expenses before earnings credit and expenses reimbursed	2,342,237

Earnings credit (Note 4)	(1,203)
Expenses reimbursed by adviser (Note 3)	(18,668)

Net Expenses	2,322,366

NET INVESTMENT INCOME	9,341,343

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	10,109,203
Net realized gains from futures transactions (Note 2)	203,496
Net realized gains from forward and foreign currency transactions (Note 2)	147,365

Net realized gains from investment, futures, forward and foreign currency transactions	10,460,064

Net change in unrealized appreciation/(depreciation) from investments	8,427,531
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(53,667)
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(188,078)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	17,595

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	8,203,381

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	18,663,445

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$28,004,788

The accompanying notes are an integral part of these financial statements.

34

Statements of Changes in Net Assets

	NVIT Multi Sector Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$9,341,343	$9,469,835
Net realized gains from investment, futures, forward and foreign currency transactions	10,460,064	7,865,888
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	8,203,381	(5,201,770)

Change in net assets resulting from operations	28,004,788	12,133,953

Distributions to Shareholders From:
Net investment income:
Class I	(6,363,911)	(9,653,045)

Change in net assets from shareholder distributions	(6,363,911)	(9,653,045)

Change in net assets from capital transactions	13,639,962	10,094,279

Change in net assets	35,280,839	12,575,187

Net Assets:
Beginning of year	223,683,617	211,108,430

End of year	$258,964,456	$223,683,617

Accumulated undistributed net investment income at end of year	$4,612,224	$1,413,477

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$49,810,741	$53,903,568
Dividends reinvested	6,363,911	9,653,045
Cost of shares redeemed	(42,534,690)	(53,462,334)

Change in net assets from capital transactions	$13,639,962	$10,094,279

SHARE TRANSACTIONS:
Class I Shares
Issued	5,452,271	6,193,991
Reinvested	673,339	1,114,281
Redeemed	(4,623,699)	(6,131,949)

Total change in shares	1,501,911	1,176,323

The accompanying notes are an integral part of these financial statements.

35

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Multi Sector Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover
Class I Shares
Year Ended December 31, 2012(b)	$8.67	0.35	0.71	1.06	(0.24)	–	(0.24)	$9.49	12.25%	$258,964,456	0.95%	3.81%	0.95%	375.23%
Year Ended December 31, 2011(b)	$8.58	0.37	0.10	0.47	(0.38)	–	(0.38)	$8.67	5.55%	$223,683,617	1.00%	4.25%	1.03%	368.27%
Year Ended December 31, 2010(b)	$8.27	0.45	0.41	0.86	(0.55)	–	(0.55)	$8.58	10.59%	$211,108,430	1.00%	5.21%	1.05%	310.03%
Year Ended December 31, 2009(b)	$7.32	0.55	1.17	1.72	(0.77)	–	(0.77)	$8.27	24.38%	$180,040,981	1.01%	6.89%	1.08%	256.64%
Year Ended December 31, 2008	$9.86	0.50	(2.17)	(1.67)	(0.65)	(0.22)	(0.87)	$7.32	(17.29)%	$143,369,332	0.98%	5.20%	1.01%	85.31%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

36

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Multi Sector Bond Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company currently hold shares of the Fund.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of

37

Notes to Financial Statements (Continued)

December 31, 2012

Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

38

Notes to Financial Statements (Continued)

December 31, 2012

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Diversified Telecommunication Services	$—	$—	$—	$—
Media	3,541	—	—	3,541
Paper & Forest Products	—	5,617	—	5,617
Total Common Stocks	$3,541	$5,617	$—	$9,158
Asset-Backed Securities	—	19,738,528	—	19,738,528
Collateralized Mortgage Obligations	—	19,833,091	—	19,833,091
Commercial Mortgage Backed Securities	—	8,457,068	—	8,457,068
Convertible Corporate Bond	—	53,587	—	53,587
Corporate Bonds	—	116,792,088	—	116,792,088
Forward Foreign Currency Contracts	—	136,602	—	136,602
Municipal Bonds	—	1,751,081	—	1,751,081
Mutual Fund	24,296,752	—	—	24,296,752
Sovereign Bonds	—	41,561,739	—	41,561,739
U.S. Government Mortgage Backed Agencies	—	36,858,554	—	36,858,554
U.S. Government Sponsored & Agency Obligations	—	2,297,671	—	2,297,671
U.S. Treasury Bonds	—	4,263,991	—	4,263,991
U.S. Treasury Notes	—	4,594,553	—	4,594,553
Warrant	—	140,212	—	140,212
Yankee Dollars	—	1,174,386	—	1,174,386
Total Assets	$24,300,293	$257,658,768	$—	$281,959,061
Liabilities:
Forward Foreign Currency Contracts	—	(214,930)	—	(214,930)
Futures Contracts	(12,081)	—	—	(12,081)
Total Liabilities	$(12,081)	$(214,930)	$—	$(227,011)
Total	$24,288,212	$257,443,838	$—	$281,732,050

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

For the year ended December 31, 2012, the Fund held one common stock investment that was categorized as a Level 3 investment which was valued at zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

39

Notes to Financial Statements (Continued)

December 31, 2012

(c)	Forward Foreign Currency Transactions

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) on forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(d)	Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

40

Notes to Financial Statements (Continued)

December 31, 2012

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2012:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2012

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts Currency risk	Unrealized appreciation on forward foreign currency contracts	$136,602
Total		$136,602

Liabilities:
Forward Foreign Currency Contracts Currency risk	Unrealized depreciation on forward foreign currency contracts	$(214,930)
Futures Contracts* Interest rate risk	Unrealized depreciation from futures contracts	(12,081)
Total		$(227,011)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2012

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts Currency risk	$(23,951)
Futures Contracts Interest rate risk	203,496
Total	$179,545

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2012

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts Currency risk	$(188,078)
Futures Contracts Interest rate risk	(53,667)
Total	$(241,745)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2012.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion discounts. Dividend income is recorded on the ex-dividend date.

41

Notes to Financial Statements (Continued)

December 31, 2012

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses, paydown gains and losses, and reclassification of consent fees. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

42

Notes to Financial Statements (Continued)

December 31, 2012

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Logan Circle Partners, LP (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Prior to April 1, 2012, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.75%
$200 million and more	0.70%

Beginning April 1, 2012, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $200 million	0.675%
$200 million and more	0.65%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Prior to April 1, 2012, the Trust and NFA operated pursuant to a written Expense Limitation Agreement that limited the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.85% for all share classes. Effective April 1, 2012, the Expense Limitation Agreement limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.78% for all share classes. Unless it is terminated or amended with the consent of the Board of Trustees, the Expense Limitation Agreement will remain in effect until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, the cumulative potential reimbursements for the Fund, listed by the year in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Year 2010 Amount	Fiscal Year 2011 Amount	Fiscal Year 2012 Amount	Total
$94,026	$62,320	$18,668	$175,014

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

43

Notes to Financial Statements (Continued)

December 31, 2012

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $132,050 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $968.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I shares of the Fund.

For the year ended December 31, 2012, NFS received $367,786 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

44

Notes to Financial Statements (Continued)

December 31, 2012

5.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $937,852,868 and sales of $918,288,010 (excluding short-term securities).

For the year ended December 31, 2012, the Fund had purchases of $154,748,271 and sales of $160,659,396 of U.S. Government securities.

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Credit and Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. A Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

45

Notes to Financial Statements (Continued)

December 31, 2012

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,363,911	$—	$6,363,911	$—	$6,363,911

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,653,045	$—	$9,653,045	$—	$9,653,045

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$5,373,442	$—	$5,373,442	$(11,385,703)	$8,945,109	$2,932,848

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$272,897,073	$11,427,027	$(2,501,641)	$8,925,386

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$11,385,703	2017

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $10,025,085 to offset capital gains.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

46

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Multi Sector Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Multi Sector Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers, and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

47

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of
Dentsply
International, Inc.
(dental products) from 2002 to present,
Ultralife Batteries, Inc. from 2004 to 2010, Albany
International
Corp. (paper
industry) from 2005 to present, Terex
Corporation
(construction
equipment) from 2004 to present, and
Minerals
Technology, Inc.
(specialty
				chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None

48

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.

49

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

50

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

51

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

52

NVIT Nationwide Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

15	Statement of Assets and Liabilities

17	Statement of Operations

18	Statements of Changes in Net Assets

20	Financial Highlights

21	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Supplemental Information

31	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-NAT (2/13)

This page intentionally left blank

Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to stock market risk.

Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of the other subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one

2

Important Disclosures (Continued)

issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide

3

Important Disclosures (Continued)

Investment Svcs. Corporation. NISC is not an affiliate of Aberdeen Asset Management Inc. or Diamond Hill Capital Management, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Aberdeen Asset Management Inc. or Diamond Hill Capital Management, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by

5

Summary of Market Environment (Continued)

the MSCI EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Nationwide Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Nationwide Fund (Class I) returned 14.21% versus 16.00% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Core Funds (consisting of 233 funds as of December 31, 2012) was 15.03% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributors to Fund performance relative to the Fund’s benchmark during the reporting period were its zero-weight position in the utilities sector as well as its positions in the information technology and health-care sectors.

The three top-contributing individual Fund holdings on a relative basis during the reporting period were Comcast Corp., Baxter International, Inc. and Gilead Sciences, Inc. Media and cable company Comcast recorded generally positive results during the reporting period, benefiting from higher average revenue per user (ARPU) and an increase in the percentage of customers purchasing more than one product. In addition, during the reporting period Comcast increasingly began distributing cash flow to shareholders via dividends and share repurchases. Baxter International, a supplier of medical products and medicines, reported strong quarterly results throughout 2012, completed several important product placement agreements and maintained a strong product pipeline.

Gilead Sciences, Inc., a provider of biotechnology balms for infectious diseases, saw healthy sales and product approvals within its HIV franchise. Gilead Sciences’ shares rose as the company announced better-than-expected second- and third-quarter earnings, driven by strong sales of its HIV drugs. Gilead also showed promising results (raised the company’s full-year 2012 earnings

forecast and announced positive mid-stage results) from its hepatitis C drug pipeline, which was largely acquired in early 2012. In addition, a direct competitor in the hepatitis C treatment market halted its trials in mid-2012, potentially benefiting Gilead.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The most significant detractors from Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s positions in the energy, financials and consumer discretionary sectors.

During the reporting period, the Fund’s holdings in oil and gas exploration and production companies Occidental Petroleum Corp., Anadarko Petroleum Corp. and Devon Energy Corp. detracted the most from relative Fund performance. All three companies struggled as energy prices fell during 2012. In addition, Occidental Petroleum experienced slower-than-anticipated production growth in California due to permit issues. Anadarko Petroleum reported poor performance during the second quarter of 2012 as a result of significant litigation issues. Furthermore, Devon Energy Corp. was negatively affected by the company’s high exposure to natural gas, given the unseasonably warm winter.

The following subadvisers each manage a portion of the Fund’s assets:

Subadviser:

Aberdeen Asset Management Inc.

Portfolio Managers:

Paul Atkinson and Francis Radano III, CFA

Subadviser:

Diamond Hill Capital Management, Inc.

Portfolio Managers:

Charles S. Bath, CFA; William Dierker, CFA; and Christopher Welch, CFA

7

Fund Performance	NVIT Nationwide Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class I	14.21%	(0.81)%	5.90%
Class II	13.85%	(1.05)%	5.64%
Class III	14.33%	(0.72)%	5.96%
Class IV2	14.22%	(0.81)%	5.91%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns until the creation of Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class IV shares would have produced because all classes of shares invest in the same portfolio of securities.

Expense Ratios

Expense Ratio*
Class I	0.80%
Class II	1.05%
Class III	0.80%
Class IV	0.80%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the NVIT Nationwide Fund versus performance of the S&P 500® Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Nationwide Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,084.60	4.09	0.78
	Hypothetical[b]	1,000.00	1,021.22	3.96	0.78
Class II Shares	Actual	1,000.00	1,083.20	5.45	1.04
	Hypothetical[b]	1,000.00	1,019.91	5.28	1.04
Class III Shares	Actual	1,000.00	1,084.80	3.30	0.63
	Hypothetical[b]	1,000.00	1,021.97	3.20	0.63
Class IV Shares	Actual	1,000.00	1,084.70	4.09	0.78
	Hypothetical[b]	1,000.00	1,021.22	3.96	0.78

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Nationwide Fund

December 31, 2012

Asset Allocation †
Common Stocks	99.1%
Mutual Fund	1.1%
Repurchase Agreement	0.8%
Liabilities in excess of other assets	(1.0)%

100.0%

Top Industries ††
Oil, Gas & Consumable Fuels	9.2%
Insurance	7.3%
Pharmaceuticals	6.3%
Health Care Equipment & Supplies	5.8%
Diversified Financial Services	5.2%
Food Products	4.9%
Commercial Banks	4.1%
Communications Equipment	3.9%
Machinery	3.9%
Chemicals	3.7%
Other Industries *	45.7%

100.0%

Top Holdings ††
Johnson & Johnson	3.0%
United Technologies Corp.	2.8%
JPMorgan Chase & Co.	2.7%
PepsiCo, Inc.	2.5%
Pfizer, Inc.	2.4%
Procter & Gamble Co. (The)	2.4%
Wells Fargo & Co.	2.1%
Baxter International, Inc.	2.1%
EOG Resources, Inc.	2.0%
Comcast Corp., Class A	2.0%
Other Holdings *	76.0%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Nationwide Fund

Common Stocks 99.1%

	Shares	Market Value

Aerospace & Defense 3.5%
Bombardier, Inc., Class B	1,240,500	$4,689,133
United Technologies Corp.	230,120	18,872,141

		23,561,274

Auto Components 0.8%
BorgWarner, Inc.*	74,100	5,307,042

Beverages 2.5%
PepsiCo, Inc.	247,765	16,954,559

Biotechnology 0.5%
Gilead Sciences, Inc.*	45,900	3,371,355

Capital Markets 2.3%
Charles Schwab Corp. (The)	755,565	10,849,913
State Street Corp.	94,500	4,442,445

		15,292,358

Chemicals 3.8%
Air Products & Chemicals, Inc.	46,200	3,881,724
Monsanto Co.	38,900	3,681,885
Potash Corp. of Saskatchewan, Inc.	144,600	5,883,774
PPG Industries, Inc.	27,470	3,718,065
Praxair, Inc.	74,300	8,132,135

		25,297,583

Commercial Banks 4.2%
PNC Financial Services Group, Inc.	151,890	8,856,706
Royal Bank of Canada	85,400	5,140,999
Wells Fargo & Co.	407,955	13,943,902

		27,941,607

Communications Equipment 4.0%
Cisco Systems, Inc.	693,676	13,630,733
Juniper Networks, Inc.*	193,010	3,796,507
QUALCOMM, Inc.	147,400	9,141,748

		26,568,988

Computers & Peripherals 1.2%
EMC Corp.*	316,000	7,994,800

Diversified Financial Services 5.3%
Citigroup, Inc.	276,130	10,923,703
IntercontinentalExchange, Inc.*	47,100	5,831,451
JPMorgan Chase & Co.	422,972	18,598,079

		35,353,233

Diversified Telecommunication Services 1.1%
TELUS Corp.	80,117	5,243,407
TELUS Corp., Non-Voting Shares	28,354	1,846,979

		7,090,386

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 0.8%
Emerson Electric Co.	98,200	$5,200,672

Energy Equipment & Services 1.4%
National Oilwell Varco, Inc.	72,000	4,921,200
Schlumberger Ltd.	65,100	4,510,779

		9,431,979

Food & Staples Retailing 2.4%
CVS Caremark Corp.	173,420	8,384,857
Sysco Corp.	231,635	7,333,564

		15,718,421

Food Products 4.9%
ConAgra Foods, Inc.	240,035	7,081,033
General Mills, Inc.	173,520	7,011,943
Kellogg Co.	168,400	9,405,140
Kraft Foods Group, Inc.	210,466	9,569,889

		33,068,005

Health Care Equipment & Supplies 5.8%
Abbott Laboratories	157,205	10,296,927
Baxter International, Inc.	208,795	13,918,275
Boston Scientific Corp.*	774,630	4,438,630
Medtronic, Inc.	250,970	10,294,789

		38,948,621

Health Care Providers & Services 2.5%
Aetna, Inc.	105,361	4,878,214
Quest Diagnostics, Inc.	206,335	12,023,141

		16,901,355

Hotels, Restaurants & Leisure 1.7%
McDonald’s Corp.	74,015	6,528,863
Starwood Hotels & Resorts Worldwide, Inc.	85,500	4,904,280

		11,433,143

Household Products 3.7%
Kimberly-Clark Corp.	107,495	9,075,803
Procter & Gamble Co. (The)	234,570	15,924,957

		25,000,760

Industrial Conglomerates 1.1%
3M Co.	77,445	7,190,768

Information Technology Services 3.8%
Alliance Data Systems Corp.*(a)	44,600	6,456,296
Cognizant Technology Solutions Corp., Class A*	69,200	5,124,260
International Business Machines Corp.	37,865	7,253,041
Visa, Inc., Class A	45,500	6,896,890

		25,730,487

12

Statement of Investments (Continued)

December 31, 2012

NVIT Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance 7.4%
Aflac, Inc.	143,800	$7,638,656
American International Group, Inc.*	299,405	10,568,996
Chubb Corp. (The)	93,505	7,042,797
Hartford Financial Services Group, Inc.	495,400	11,116,776
Progressive Corp. (The)	171,620	3,621,182
Prudential Financial, Inc.	131,475	7,011,562
Travelers Cos., Inc. (The)	32,955	2,366,828

		49,366,797

Machinery 3.9%
Deere & Co.	63,529	5,490,176
Dover Corp.	111,700	7,339,807
Illinois Tool Works, Inc.	99,525	6,052,115
Parker Hannifin Corp.	86,225	7,334,299

		26,216,397

Media 3.1%
Comcast Corp., Class A	369,665	13,818,078
Walt Disney Co. (The)	144,115	7,175,486

		20,993,564

Multiline Retail 0.9%
Target Corp.	104,700	6,195,099

Oil, Gas & Consumable Fuels 9.3%
Apache Corp.	138,625	10,882,063
Chevron Corp.	69,100	7,472,474
Devon Energy Corp.	155,055	8,069,062
EOG Resources, Inc.	115,000	13,890,850
Exxon Mobil Corp.	90,720	7,851,816
HollyFrontier Corp.	47,575	2,214,616
Occidental Petroleum Corp.	156,945	12,023,556

		62,404,437

Pharmaceuticals 6.4%
Johnson & Johnson	287,685	20,166,718
Merck & Co., Inc.	159,190	6,517,239
Pfizer, Inc.	644,605	16,166,693

		42,850,650

Road & Rail 1.0%
Canadian National Railway Co.	71,300	6,489,013

Semiconductors & Semiconductor Equipment 0.5%
Linear Technology Corp.	104,920	3,598,756

Software 3.4%
Microsoft Corp.	304,630	8,142,760
Oracle Corp.	288,000	9,596,160
Solera Holdings, Inc. (a)	90,364	4,831,763

		22,570,683

Common Stocks (continued)

	Shares	Market Value

Specialty Retail 2.9%
Staples, Inc. (a)	499,102	$5,689,763
TJX Cos., Inc.	322,995	13,711,138

		19,400,901

Textiles, Apparel & Luxury Goods 1.9%
NIKE, Inc., Class B	110,700	5,712,120
VF Corp.	44,770	6,758,927

		12,471,047

Tobacco 1.1%
Philip Morris International, Inc.	91,370	7,642,187

Total Common Stocks (cost $574,947,652)		663,556,927

Mutual Fund 1.1%
Money Market Fund 1.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (b)	7,325,675	7,325,675

Total Mutual Fund (cost $7,325,675)		7,325,675

Repurchase Agreement 0.8%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.22%, dated 12/31/12, due 01/02/13, repurchase price $5,477,563, collateralized by U.S. Government Treasury Securities, 0.00%, maturing 01/03/13 - 12/12/13; total market value $5,587,055. (c)	$5,477,496	5,477,496

Total Repurchase Agreement (cost $5,477,496)		5,477,496

Total Investments (cost $587,750,823) (d) — 101.0%		676,360,098

Liabilities in excess of other assets — (1.0%)		(6,665,349)

NET ASSETS — 100.0%		$669,694,749

13

Statement of Investments (Continued)

December 31, 2012

NVIT Nationwide Fund (Continued)

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2012. The total value of securities on loan at December 31, 2012 was $5,411,566.

(b)	Represents 7-day effective yield as of December 31, 2012.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2012 was $5,477,496.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities

December 31, 2012

NVIT Nationwide Fund
Assets:
Investments, at value * (cost $582,273,327)	$670,882,602
Repurchase agreement, at value and cost	5,477,496

Total Investments	676,360,098

Cash	133
Foreign currencies, at value (cost $26,925)	26,925
Dividends receivable	872,846
Security lending income receivable	5,257
Receivable for capital shares issued	859
Prepaid expenses	1,578

Total Assets	677,267,696

Liabilities:
Payable for capital shares redeemed	1,586,706
Payable upon return of securities loaned (Note 2)	5,477,496
Accrued expenses and other payables:
Investment advisory fees	325,397
Fund administration fees	22,936
Distribution fees	31,957
Administrative servicing fees	88,591
Accounting and transfer agent fees	300
Custodian fees	4,051
Professional fees	12,872
Printing fees	18,545
Other	4,096

Total Liabilities	7,572,947

Net Assets	$669,694,749

Represented by:
Capital	$1,034,771,094
Accumulated undistributed net investment income	875,554
Accumulated net realized losses from investment and foreign currency transactions	(454,561,015)
Net unrealized appreciation/(depreciation) from investments	88,609,275
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(159)

Net Assets	$669,694,749

*	Includes value of securities on loan of $5,411,566 (Note 2).

15

Statement of Assets and Liabilities (Continued)

December 31, 2012

NVIT Nationwide Fund
Net Assets:
Class I Shares	$426,223,301
Class II Shares	149,466,339
Class III Shares	1,064,906
Class IV Shares	92,940,203

Total	$669,694,749

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	41,817,301
Class II Shares	14,723,932
Class III Shares	104,081
Class IV Shares	9,121,692

Total	65,767,006

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.19
Class II Shares	$10.15
Class III Shares	$10.23
Class IV Shares	$10.19

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended December 31, 2012

NVIT Nationwide Fund
INVESTMENT INCOME:
Dividend income	$15,367,826
Income from securities lending (Note 2)	57,471
Other income	342
Foreign tax withholding	(122,920)

Total Income	15,302,719

EXPENSES:
Investment advisory fees	4,011,952
Fund administration fees	254,972
Distribution fees Class II Shares	395,500
Administrative servicing fees Class I Shares	652,622
Administrative servicing fees Class II Shares	237,302
Administrative servicing fees Class IV Shares	138,953
Professional fees	47,037
Printing fees	50,185
Trustee fees	25,954
Custodian fees	26,992
Accounting and transfer agent fees	1,386
Compliance program costs (Note 3)	2,762
Other	22,708

Total expenses before earnings credit and fees waived	5,868,325

Earnings credit (Note 5)	(49)
Investment advisory fees waived (Note 3)	(81,165)

Net Expenses	5,787,111

NET INVESTMENT INCOME	9,515,608

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	53,458,958
Net realized gains from foreign currency transactions (Note 2)	23,533

Net realized gains from investment and foreign currency transactions	53,482,491

Net change in unrealized appreciation/(depreciation) from investments	28,791,494
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	112

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	28,791,606

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	82,274,097

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$91,789,705

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	NVIT Nationwide Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$9,515,608	$8,561,046
Net realized gains from investment and foreign currency transactions	53,482,491	42,290,104
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	28,791,606	(43,800,174)

Change in net assets resulting from operations	91,789,705	7,050,976

Distributions to Shareholders From:
Net investment income:
Class I	(6,035,349)	(5,392,154)
Class II	(1,752,052)	(1,594,168)
Class III	(17,029)	(5,053)
Class IV	(1,317,148)	(1,091,827)

Change in net assets from shareholder distributions	(9,121,578)	(8,083,202)

Change in net assets from capital transactions	(106,992,658)	(101,332,320)

Change in net assets	(24,324,531)	(102,364,546)

Net Assets:
Beginning of year	694,019,280	796,383,826

End of year	$669,694,749	$694,019,280

Accumulated undistributed net investment income at end of year	$875,554	$457,991

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$1,929,333	$2,675,870
Dividends reinvested	6,035,349	5,392,154
Cost of shares redeemed	(69,993,021)	(67,890,802)

Total Class I Shares	(62,028,339)	(59,822,778)

Class II Shares
Proceeds from shares issued	2,610,700	7,447,660
Dividends reinvested	1,752,052	1,594,168
Cost of shares redeemed	(42,398,305)	(42,021,022)

Total Class II Shares	(38,035,553)	(32,979,194)

Class III Shares
Proceeds from shares issued	886,165	340,487
Dividends reinvested	17,029	5,053
Cost of shares redeemed	(400,811)	(202,698)

Total Class III Shares	502,383	142,842

Class IV Shares
Proceeds from shares issued	2,243,506	3,534,402
Dividends reinvested	1,317,148	1,091,827
Cost of shares redeemed	(10,991,803)	(13,299,419)

Total Class IV Shares	(7,431,149)	(8,673,190)

Change in net assets from capital transactions	$(106,992,658)	$(101,332,320)

18

Statements of Changes in Net Assets (Continued)

	NVIT Nationwide Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class I Shares
Issued	200,054	290,149
Reinvested	597,053	593,721
Redeemed	(7,134,890)	(7,342,909)

Total Class I Shares	(6,337,783)	(6,459,039)

Class II Shares
Issued	274,927	950,670
Reinvested	174,040	176,521
Redeemed	(4,365,793)	(4,557,095)

Total Class II Shares	(3,916,826)	(3,429,904)

Class III Shares
Issued	91,839	37,252
Reinvested	1,678	556
Redeemed	(40,510)	(23,217)

Total Class III Shares	53,007	14,591

Class IV Shares
Issued	228,732	388,708
Reinvested	130,423	120,271
Redeemed	(1,117,914)	(1,450,176)

Total Class IV Shares	(758,759)	(941,197)

Total change in shares	(10,960,361)	(10,815,549)

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Nationwide Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2012(c)	$9.05	0.14	1.15	1.29	(0.15)	–	(0.15)	–	$10.19	14.21%	$426,223,301	0.79%	1.44%	0.80%	23.86%
Year Ended December 31, 2011(c)	$9.11	0.11	(0.06)	0.05	(0.11)	–	(0.11)	–	$9.05	0.53%	$436,029,821	0.78%	1.21%	0.79%	19.65%
Year Ended December 31, 2010(c)	$8.11	0.07	1.02	1.09	(0.09)	–	(0.09)	–	$9.11	13.45%	$497,366,746	0.79%	0.88%	0.79%	55.00%	(d)
Year Ended December 31, 2009(c)	$6.52	0.09	1.59	1.68	(0.09)	–	(0.09)	–	$8.11	26.10%	$729,866,520	0.81%	1.24%	0.81%	85.37%
Year Ended December 31, 2008	$13.59	0.16	(5.22)	(5.06)	(0.15)	(1.86)	(2.01)	–	$6.52	(41.55)%	$643,454,394	0.82%	1.50%	0.82%	373.58%

Class II Shares
Year Ended December 31, 2012(c)	$9.02	0.12	1.13	1.25	(0.12)	–	(0.12)	–	$10.15	13.85%	$149,466,339	1.04%	1.19%	1.05%	23.86%
Year Ended December 31, 2011(c)	$9.07	0.09	(0.06)	0.03	(0.08)	–	(0.08)	–	$9.02	0.38%	$168,088,528	1.04%	0.95%	1.05%	19.65%
Year Ended December 31, 2010(c)	$8.07	0.05	1.01	1.06	(0.06)	–	(0.06)	–	$9.07	13.22%	$200,160,889	1.04%	0.63%	1.04%	55.00%	(d)
Year Ended December 31, 2009(c)	$6.50	0.07	1.58	1.65	(0.08)	–	(0.08)	–	$8.07	25.56%	$284,786,913	1.07%	1.02%	1.07%	85.37%
Year Ended December 31, 2008	$13.54	0.14	(5.19)	(5.05)	(0.13)	(1.86)	(1.99)	–	$6.50	(41.61)%	$281,190,716	1.05%	1.30%	1.05%	373.58%

Class III Shares
Year Ended December 31, 2012(c)	$9.09	0.16	1.14	1.30	(0.16)	–	(0.16)	–	$10.23	14.33%	$1,064,906	0.63%	1.61%	0.65%	23.86%
Year Ended December 31, 2011(c)	$9.14	0.13	(0.06)	0.07	(0.12)	–	(0.12)	–	$9.09	0.79%	$464,132	0.64%	1.38%	0.65%	19.65%
Year Ended December 31, 2010(c)	$8.14	0.08	1.01	1.09	(0.09)	–	(0.09)	–	$9.14	13.47%	$333,436	0.74%	0.93%	0.74%	55.00%	(d)
Year Ended December 31, 2009(c)	$6.54	0.09	1.60	1.69	(0.09)	–	(0.09)	–	$8.14	26.16%	$320,853	0.82%	1.29%	0.82%	85.37%
Year Ended December 31, 2008	$13.62	0.18	(5.24)	(5.06)	(0.16)	(1.86)	(2.02)	–	$6.54	(41.54)%	$434,001	0.79%	1.47%	0.79%	373.58%

Class IV Shares
Year Ended December 31, 2012(c)	$9.05	0.14	1.15	1.29	(0.15)	–	(0.15)	–	$10.19	14.22%	$92,940,203	0.79%	1.45%	0.80%	23.86%
Year Ended December 31, 2011(c)	$9.10	0.11	(0.05)	0.06	(0.11)	–	(0.11)	–	$9.05	0.63%	$89,436,799	0.79%	1.21%	0.80%	19.65%
Year Ended December 31, 2010(c)	$8.10	0.07	1.02	1.09	(0.09)	–	(0.09)	–	$9.10	13.48%	$98,522,755	0.79%	0.90%	0.79%	55.00%	(d)
Year Ended December 31, 2009(c)	$6.52	0.09	1.58	1.67	(0.09)	–	(0.09)	–	$8.10	25.94%	$98,226,930	0.81%	1.24%	0.81%	85.37%
Year Ended December 31, 2008	$13.59	0.17	(5.22)	(5.05)	(0.16)	(1.86)	(2.02)	–	$6.52	(41.55)%	$88,106,911	0.81%	1.51%	0.81%	373.58%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Excludes merger activity.

The accompanying notes are an integral part of these financial statements.

20

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Nationwide Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of the investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of

21

Notes to Financial Statements (Continued)

December 31, 2012

Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$663,556,927	$—	$—	$663,556,927
Mutual Fund	7,325,675	—	—	7,325,675
Repurchase Agreement	—	5,477,496	—	5,477,496
Total	$670,882,602	$5,477,496	$—	$676,360,098

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

22

Notes to Financial Statements (Continued)

December 31, 2012

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

23

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$5,411,566	$5,477,496

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and

24

Notes to Financial Statements (Continued)

December 31, 2012

unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. In addition, NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers of the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. The subadvisers manage all of the Fund’s investments and have the responsibility for making all investment decisions for the Fund.

Subadvisers
Aberdeen Asset Management, Inc.
Diamond Hill Capital Management, Inc.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.60%
$250 million up to $1 billion	0.575%
$1 billion up to $2 billion	0.55%
$2 billion up to $5 billion	0.525%
$5 billion and more	0.50%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.

Due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $81,165, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $254,972 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

25

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $2,762.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2012, NFS received $1,028,877 in administrative services fees from the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $0 and $524, respectively.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

26

Notes to Financial Statements (Continued)

December 31, 2012

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $161,524,161 and sales of $264,159,575 (excluding short-term securities).

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $12,745 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$9,121,578	$—	$9,121,578	$—	$9,121,578

Amounts designated as “—” are zero or have been rounded to zero.

27

Notes to Financial Statements (Continued)

December 31, 2012

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$8,083,202	$—	$8,083,202	$—	$8,083,202

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$875,554	$—	$875,554	$(447,983,184)	$82,031,285	$(365,076,345)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$594,328,654	$96,697,449	$(14,666,005)	$82,031,444

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$121,209,280	2016
326,773,904	2017

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $51,253,217 to offset capital gains.

12. Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Nationwide Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Nationwide Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

29

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

30

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

31

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

32

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

33

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

34

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

35

NVIT Real Estate Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

17	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information

28	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-RE (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to stock market risk.

Funds that concentrate on specific sectors, such as commodities or REITs, or a relatively small number of securities are subject to greater volatility than that of other mutual funds.

Funds that invest in real estate investment trusts (REITs) are subject to greater volatility than that of other mutual funds.

The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

2

Important Disclosures (Continued)

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500®

Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

3

Important Disclosures (Continued)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Morgan Stanley Investment Management Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Morgan Stanley Investment Management Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve—a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds—and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the

S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

December 31, 2012

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Real Estate Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Real Estate Fund (Class II) returned 15.58% versus 18.06% for its benchmark, the FTSE NAREIT® Equity REITs Index. A relevant peer group comparison is not available as there is no purely domestic Lipper Variable Annuity Real Estate Classification.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s holdings in the diversified industry sector and the hotel sector contributed to Fund performance relative to the Fund’s benchmark during the reporting period. An overweight position relative to the benchmark in the mall sector also contributed to relative Fund performance. During the reporting period, the Fund’s top-contributing holdings were General Growth Properties, Inc.; Regency Centers Corp.; and Forest City Enterprises, Inc.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The Fund’s holdings in the health-care sector and the office sector detracted from relative Fund performance relative to the Fund’s benchmark during the reporting period. An underweight position in the industrials sector relative to the benchmark also detracted from Fund performance. In terms of Fund holdings, the most significant detractors were Equity Residential, Assisted Living Concepts, Inc. and Vornado Realty Trust.

Subadviser:

Morgan Stanley Investment Management Inc.

Portfolio Manager:

Theodore R. Bigman

7

Fund Performance	NVIT Real Estate Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	15.79%	4.64%
Class II	15.58%	4.34%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio*
Class I	0.94%
Class II	1.19%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Real Estate Fund since inception through 12/31/12 versus performance of the FTSE NAREIT® Equity REITs Index(a) and the Consumer Price Index (CPI)(b) from 4/1/08 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The FTSE NAREIT® Equity REITs Index in an unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Real Estate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Real Estate Fund		Beginning Account Value($) 07/01/12	Ending Account Value($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,013.50	4.76	0.94
	Hypothetical[b]	1,000.00	1,020.41	4.77	0.94
Class II Shares	Actual	1,000.00	1,012.20	6.02	1.19
	Hypothetical[b]	1,000.00	1,019.15	6.04	1.19

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 . The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Real Estate Fund
December 31, 2012

Asset Allocation †
Common Stocks	99.6%
Mutual Fund	0.2%
Other assets in excess of liabilities	0.2%

100.0%

Top Industries ††
Real Estate Investment Trusts (REITs)	93.3%
Hotels, Restaurants & Leisure	3.0%
Real Estate Management & Development	2.8%
Health Care Providers & Services	0.7%
Other Industries	0.2%

100.0%

Top Holdings ††
Simon Property Group, Inc.	15.6%
Equity Residential	9.9%
Vornado Realty Trust	6.7%
Host Hotels & Resorts, Inc.	6.6%
HCP, Inc.	6.1%
Boston Properties, Inc.	4.4%
Public Storage	4.1%
AvalonBay Communities, Inc.	4.0%
Regency Centers Corp.	3.8%
General Growth Properties, Inc.	3.2%
Other Holdings	35.6%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Real Estate Fund

Common Stocks 99.6%

	Shares	Market Value

Health Care Providers & Services 0.7%
Assisted Living Concepts, Inc., Class A	192,866	$1,880,444

Hotels, Restaurants & Leisure 3.0%
Starwood Hotels & Resorts Worldwide, Inc.	151,866	8,711,034

Real Estate Investment Trusts (REITs) 93.1%
Acadia Realty Trust	43,069	1,080,171
Alexandria Real Estate Equities, Inc.	13,850	960,082
Apartment Investment & Management Co., Class A	24,258	656,421
Ashford Hospitality Trust, Inc.	84,650	889,671
AvalonBay Communities, Inc.	83,994	11,388,746
Boston Properties, Inc.	120,636	12,764,495
BRCP REIT I, LLC*(a)(b)	1,255,145	356,461
BRCP REIT II, LLC*(a)(b)	3,066,644	1,606,922
BRE Properties, Inc.	39,460	2,005,752
Cabot Industrial Value Fund LP*(a)(b)	5,040	1,882,193
Camden Property Trust	106,865	7,289,262
Cousins Properties, Inc.	341,723	2,853,387
DCT Industrial Trust, Inc.	553,991	3,595,402
Digital Realty Trust, Inc.	43,256	2,936,650
Duke Realty Corp.	174,640	2,422,257
Equity Lifestyle Properties, Inc.	82,012	5,518,587
Equity Residential	500,072	28,339,080
Essex Property Trust, Inc.	7,130	1,045,614
Federal Realty Investment Trust	31,986	3,327,184
General Growth Properties, Inc.	459,264	9,116,390
HCP, Inc.	385,455	17,414,857
Healthcare Realty Trust, Inc.	152,788	3,668,440
Host Hotels & Resorts, Inc.	1,209,558	18,953,774
Hudson Pacific Properties, Inc.	138,590	2,918,705
Keystone Industrial Fund LP*(a)(b)	2,726,733	2,841,256
Lexington Realty Trust	19,790	206,806
Macerich Co. (The)	86,081	5,018,522
Mack-Cali Realty Corp.	205,472	5,364,874
Prologis, Inc.	139,681	5,096,960
PS Business Parks, Inc.	20,237	1,315,000
Public Storage	80,673	11,694,358
Regency Centers Corp.	230,630	10,867,286
Retail Opportunity Investments Corp.	73,280	942,381
Senior Housing Properties Trust	279,194	6,600,146
Simon Property Group, Inc.	283,554	44,827,052
SL Green Realty Corp.	27,976	2,144,360
Sovran Self Storage, Inc.	20,293	1,260,195
Starwood Property Trust, Inc.	13,079	300,294
UDR, Inc.	101,080	2,403,682
Ventas, Inc.	61,300	3,967,336
Vornado Realty Trust	241,794	19,362,864
Winthrop Realty Trust	99,600	1,100,580

		268,304,455

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development 2.8%
Brookfield Office Properties, Inc.	35,202	$598,786
Forest City Enterprises, Inc., Class A*	469,705	7,585,736

		8,184,522

Total Common Stocks (cost $200,412,675)		287,080,455

Mutual Fund 0.2%
Money Market Fund 0.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (c)	597,145	597,145

Total Mutual Fund (cost $597,145)		597,145

Total Investments (cost $201,009,820) (d) — 99.8%		287,677,600

Other assets in excess of liabilities — 0.2%		625,690

NET ASSETS — 100.0%		$288,303,290

*	Denotes a non-income producing security.
(a)	Fair Valued Security.

(b)	Security considered illiquid and restricted. The total value of such securities as of December 31, 2012 was $6,686,832 and represented 2.32% of Net Assets. (Note 2)

(c)	Represents 7-day effective yield as of December 31, 2012.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

LP	Limited Partnership

REIT	Real Estate Investment Trust

12

Statement of Assets and Liabilities

December 31, 2012

NVIT Real Estate Fund
Assets:
Investments, at value (cost $201,009,820)	$287,677,600
Dividends receivable	927,319
Receivable for investments sold	374,181
Receivable for capital shares issued	137,257
Prepaid expenses	637

Total Assets	289,116,994

Liabilities:
Payable for investments purchased	357,593
Payable for capital shares redeemed	193,411
Accrued expenses and other payables:
Investment advisory fees	169,163
Fund administration fees	12,334
Distribution fees	14,905
Administrative servicing fees	34,305
Accounting and transfer agent fees	1,055
Custodian fees	1,768
Professional fees	9,968
Printing fees	9,559
Other	9,643

Total Liabilities	813,704

Net Assets	$288,303,290

Represented by:
Capital	$181,706,796
Accumulated undistributed net investment income	983,746
Accumulated net realized gains from investment transactions	18,944,968
Net unrealized appreciation/(depreciation) from investments	86,667,780

Net Assets	$288,303,290

Net Assets:
Class I Shares	$217,162,860
Class II Shares	71,140,430

Total	$288,303,290

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	22,926,639
Class II Shares	7,544,610

Total	30,471,249

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$9.47
Class II Shares	$9.43

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended December 31, 2012

NVIT Real Estate Fund
INVESTMENT INCOME:
Dividend income	$6,215,760
Income from securities lending (Note 2)	13,004
Other income	144
Foreign tax withholding	(21,458)

Total Income	6,207,450

EXPENSES:
Investment advisory fees	2,076,995
Fund administration fees	145,381
Distribution fees Class II Shares	179,789
Administrative servicing fees Class I Shares	337,200
Administrative servicing fees Class II Shares	107,874
Professional fees	28,623
Printing fees	24,688
Trustee fees	11,055
Custodian fees	11,458
Compliance program costs (Note 3)	1,177
Other	50,150

Total expenses before earnings credit	2,974,390

Earnings credit (Note 5)	(6)

Net Expenses	2,974,384

NET INVESTMENT INCOME	3,233,066

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	19,887,508
Net change in unrealized appreciation/(depreciation) from investments	19,675,342

Net realized/unrealized gains from investments	39,562,850

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$42,795,916

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	NVIT Real Estate Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$3,233,066	$2,236,508
Net realized gains from investment transactions	19,887,508	27,499,795
Net change in unrealized appreciation/(depreciation) from investments	19,675,342	(11,722,280)

Change in net assets resulting from operations	42,795,916	18,014,023

Distributions to Shareholders From:
Net investment income:
Class I	(2,313,836)	(1,955,660)
Class II	(579,809)	(432,242)
Net realized gains:
Class I	(20,314,386)	(910,096)
Class II	(6,846,854)	(284,014)

Change in net assets from shareholder distributions	(30,054,885)	(3,582,012)

Change in net assets from capital transactions	(3,549,824)	(32,060,006)

Change in net assets	9,191,207	(17,627,995)

Net Assets:
Beginning of year	279,112,083	296,740,078

End of year	$288,303,290	$279,112,083

Accumulated undistributed net investment income at end of year	$983,746	$787,954

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$15,067,452	$17,164,897
Dividends reinvested	22,628,222	2,865,756
Cost of shares redeemed	(44,453,299)	(44,325,939)

Total Class I Shares	(6,757,625)	(24,295,286)

Class II Shares
Proceeds from shares issued	13,650,199	9,845,555
Dividends reinvested	7,426,663	716,256
Cost of shares redeemed	(17,869,061)	(18,326,531)

Total Class II Shares	3,207,801	(7,764,720)

Change in net assets from capital transactions	$(3,549,824)	$(32,060,006)

SHARE TRANSACTIONS:
Class I Shares
Issued	1,544,651	1,918,856
Reinvested	2,370,490	323,831
Redeemed	(4,587,953)	(4,993,781)

Total Class I Shares	(672,812)	(2,751,094)

Class II Shares
Issued	1,390,524	1,110,877
Reinvested	782,037	81,655
Redeemed	(1,869,399)	(2,060,460)

Total Class II Shares	303,162	(867,928)

Total change in shares	(369,650)	(3,619,022)

The accompanying notes are an integral part of these financial statements.

15

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Real Estate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$9.06	0.11	1.32	1.43	(0.10)	(0.92)	–	(1.02)	$9.47	15.79%	$217,162,860	0.94%	1.15%	0.94%	18.51%
Year Ended December 31, 2011(e)	$8.62	0.07	0.49	0.56	(0.08)	(0.04)	–	(0.12)	$9.06	6.50%	$213,774,978	0.94%	0.82%	0.94%	17.42%
Year Ended December 31, 2010(e)	$7.30	0.12	2.06	2.18	(0.16)	(0.70)	–	(0.86)	$8.62	30.18%	$227,118,437	0.99%	1.44%	0.99%	24.25%
Year Ended December 31, 2009(e)	$5.71	0.13	1.59	1.72	(0.11)	(0.02)	–	(0.13)	$7.30	30.84%	$201,455,813	0.97%	1.99%	0.97%	31.82%
Period Ended December 31, 2008(f)	$10.00	0.12	(4.19)	(4.07)	(0.12)	–	(0.10)	(0.22)	$5.71	(40.88)%	$3,776,313	0.89%	2.20%	1.33%	19.78%

Class II Shares
Year Ended December 31, 2012(e)	$9.02	0.09	1.32	1.41	(0.08)	(0.92)	–	(1.00)	$9.43	15.58%	$71,140,430	1.19%	0.91%	1.19%	18.51%
Year Ended December 31, 2011(e)	$8.59	0.05	0.48	0.53	(0.06)	(0.04)	–	(0.10)	$9.02	6.14%	$65,337,105	1.19%	0.57%	1.19%	17.42%
Year Ended December 31, 2010(e)	$7.28	0.10	2.05	2.15	(0.14)	(0.70)	–	(0.84)	$8.59	29.82%	$69,621,641	1.24%	1.21%	1.24%	24.25%
Year Ended December 31, 2009(e)	$5.69	0.12	1.59	1.71	(0.10)	(0.02)	–	(0.12)	$7.28	30.52%	$53,106,087	1.22%	1.82%	1.22%	31.82%
Period Ended December 31, 2008(f)	$10.00	0.12	(4.22)	(4.10)	(0.11)	–	(0.10)	(0.21)	$5.69	(41.07)%	$1,799,208	1.24%	2.62%	1.52%	19.78%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

16

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Real Estate Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of

17

Notes to Financial Statements (Continued)

December 31, 2012

Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Health Care Providers & Services	$1,880,444	$—	$—	$1,880,444
Hotels, Restaurants & Leisure	8,711,034	—	—	8,711,034
Real Estate Investment Trusts (REITs)	261,617,623	—	6,686,832	268,304,455
Real Estate Management & Development	8,184,522	—	—	8,184,522
Total Common Stocks	$280,393,623	$—	$6,686,832	$287,080,455
Mutual Fund	597,145	—	—	597,145
Total	$280,990,768	$—	$6,686,832	$287,677,600

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

18

Notes to Financial Statements (Continued)

December 31, 2012

The following is a reconciliation of Assets for which Level 3 inputs were used in determining fair value:

	Common Stocks	Total
Balance as of 12/31/11	$6,142,290	$6,142,290
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	544,542	544,542
Purchases*	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 12/31/12	$6,686,832	$6,686,832

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

Quantitative Information about Level 3 Fair Value Measurements

Aggregate by investment type

	Fair value at 12/31/12	Valuation Technique	Unobservable Input*	Range
Real Estate Investment Trusts	$6,686,832	Adjusted Capital Balance Model	Underlying Investment Financial Statements	(a)

*	Level 3 values are based on significant unobservable inputs that reflect NFA’s determination of assumptions that market participants might reasonably use in valuing the securities. Changes in significant unobservable inputs could cause significant changes in valuation to individual securities and in aggregate. Fair value determinations and valuation of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

(a)	The range has not been disclosed due to the diverse nature of the underlying investments.

Adjusted Capital Balance Model valuation adjusts the fund’s calendar quarter ending capital balance in privately offered Real Estate Investment Trust (“REIT”) holdings to reflect post-calendar quarter end activity, including distributions, return of capital distributions, capital calls, quarterly management fees, or other activity.

The significant unobservable input used in the fair value measurement of the Fund’s investments in privately offered REITs at December 31, 2012 was the underlying investment vehicle’s financial statements. Unobservable inputs that could be used in a fair value measurement of the Fund’s investments in privately offered REITs include comparable companies, market news, regulatory proceedings, dealer quotations or fair value recommendations from the sub-adviser. Significant deterioration in any of those inputs in isolation would result in a significantly lower fair value measurement.

(b)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty

19

Notes to Financial Statements (Continued)

December 31, 2012

defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

At December 31, 2012, the Fund had no repurchase agreements.

(c)	Restricted Securities

At December 31, 2012, the Fund owned restricted private placement instruments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Trustees. The acquisition dates of these investments, their costs, and their values at December 31, 2012 were as follows:

	Number of Shares	Acquisition Date	Cost	Market Value	% of Net Assets
BRCP REIT I, LLC	1,255,145	8/14/2009	$470,409	$356,461	0.12%
BRCP REIT II, LLC	2,048,357	8/14/2009	1,229,014	1,073,339	0.37%
BRCP REIT II, LLC	333,513	1/27/2010	333,513	174,761	0.06%
BRCP REIT II, LLC	521,842	8/17/2010	521,842	273,445	0.10%
BRCP REIT II, LLC	96,932	1/18/2011	96,932	50,793	0.02%
BRCP REIT II, LLC	66,000	4/5/2011	66,000	34,584	0.01%
Cabot Industrial Value Fund II, LP	5,040	8/14/2009	2,394,000	1,882,193	0.65%
Keystone Industrial Fund LP	2,619,000	8/14/2009	2,127,461	2,728,998	0.95%
Keystone Industrial Fund LP	81,000	11/13/2009	79,818	84,402	0.03%
Keystone Industrial Fund LP	26,733	6/28/2011	26,733	27,856	0.01%
Total			$7,345,722	$6,686,832	2.32%

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and therefore are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

20

Notes to Financial Statements (Continued)

December 31, 2012

At December 31, 2012, the Fund had no portfolio securities on loan.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to REIT returns of capital dividends and REIT capital gain dividend reclassifications. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from the Fund’s investments in U.S. REITs often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

21

Notes to Financial Statements (Continued)

December 31, 2012

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Morgan Stanley Investment Management, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.70%

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $145,381 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s aggregate portion of such costs amounted to $1,177.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of

22

Notes to Financial Statements (Continued)

December 31, 2012

certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $445,074 in administrative services fees from the Fund.

4.  Redemption Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $0 and $68, respectively.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan, the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $53,950,203 and sales of $79,171,184 (excluding short-term securities).

23

Notes to Financial Statements (Continued)

December 31, 2012

7.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $20,797 of brokerage commissions.

10.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,076,967	$26,977,918	$30,054,885	$—	$30,054,885

Amount designated as “—” is zero or has been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,387,902	$1,194,110	$3,582,012	$—	$3,582,012

Amount designated as “—” is zero or has been rounded to zero.

24

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,040,807	$19,871,468	$20,912,275	$—	$85,684,219	$106,596,494

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$201,993,381	$88,688,512	$(3,004,293)	$85,684,219

12.   Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Real Estate Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

26

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 7.05%.

The Fund designates $26,977,918, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

27

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

28

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

29

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

30

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

31

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

32

NVIT S&P 500 Index Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

20	Statement of Assets and Liabilities

22	Statement of Operations

23	Statements of Changes in Net Assets

24	Financial Highlights

25	Notes to Financial Statements

35	Report of Independent Registered Public Accounting Firm

36	Supplemental Information

37	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-SPX (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions.

The Fund is subject to stock market risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the

2

Important Disclosures (Continued)

performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or

3

Important Disclosures (Continued)

Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of BlackRock Investment Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT S&P 500 Index Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT S&P 500 Index Fund (Class IV) returned 15.73% versus 16.00% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of S&P 500 Index Objective Funds (consisting of 64 funds as of December 31, 2012) was 15.39% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

All 10 sectors within the Fund’s benchmark, the S&P 500 Index (the Index), recorded positive returns during the reporting period. The strongest-contributing sectors that affected Fund performance were financials, information technology and consumer discretionary.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

None of the 10 sectors within the Index registered negative performance during the reporting period. The weakest-contributing sectors were utilities, materials and telecommunication services.

What was the impact of investments in derivatives on Fund performance?

The Fund holds futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets.

The Fund held an S&P 500 Index future with an average weight of 0.02% during the reporting period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre, Christopher Bliss, Edward Corallo, Jennifer Hsui and Timothy Murray

7

Fund Performance	NVIT S&P 500 Index Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class IV	15.73%	1.35%	6.78%
Class Y2,3	15.74%	1.46%	6.85%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of the Class Y (May 1, 2006), are based on the performance of the Class IV shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class Y shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for Class Y shares has not been adjusted to reflect its lower expenses.

[3]	Effective May 1, 2008, Class ID shares were renamed Class Y shares.

Expense Ratios

Expense Ratio*
Class IV	0.28%
Class Y	0.18%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class IV shares of the NVIT S&P 500 Index Fund versus performance of the S&P 500 ® Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT S&P 500 Index Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class IV Shares	Actual	1,000.00	1,058.00	1.45	0.28
	Hypothetical[b]	1,000.00	1,023.73	1.42	0.28
Class Y Shares	Actual	1,000.00	1,058.10	0.93	0.18
	Hypothetical[b]	1,000.00	1,024.23	0.92	0.18

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT S&P 500 Index Fund
December 31, 2012

Asset Allocation †
Common Stocks	99.1%
Repurchase Agreements	1.0%
Mutual Fund	0.9%
Liabilities in excess of other assets	(1.0%)

100.0%

Top Industries ††
Oil, Gas & Consumable Fuels	9.0%
Pharmaceuticals	5.2%
Computers & Peripherals	4.9%
Insurance	3.9%
Information Technology Services	3.8%
Diversified Financial Services	3.5%
Media	3.5%
Software	3.4%
Commercial Banks	2.7%
Diversified Telecommunication Services	2.7%
Other Industries *	57.4%

100.0%

Top Holdings ††
Apple, Inc.	3.8%
Exxon Mobil Corp.	3.0%
General Electric Co.	1.7%
Chevron Corp.	1.6%
International Business Machines Corp.	1.6%
Microsoft Corp.	1.6%
Johnson & Johnson	1.5%
AT&T, Inc.	1.5%
Google, Inc., Class A	1.4%
Procter & Gamble Co. (The)	1.4%
Other Holdings *	80.9%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT S&P 500 Index Fund

Common Stocks 99.1%

	Shares	Market Value

Aerospace & Defense 2.4%
Boeing Co. (The)	133,067	$10,027,929
General Dynamics Corp.	65,099	4,509,408
Honeywell International, Inc.	153,740	9,757,878
L-3 Communications Holdings, Inc.	18,448	1,413,486
Lockheed Martin Corp.	52,683	4,862,114
Northrop Grumman Corp.	48,144	3,253,571
Precision Castparts Corp.	28,548	5,407,562
Raytheon Co.	64,705	3,724,420
Rockwell Collins, Inc. (a)	27,501	1,599,733
Textron, Inc.	55,468	1,375,052
United Technologies Corp.	165,420	13,566,094

		59,497,247

Air Freight & Logistics 0.8%
CH Robinson Worldwide, Inc.	31,524	1,992,947
Expeditors International of Washington, Inc.	40,989	1,621,115
FedEx Corp.	57,298	5,255,373
United Parcel Service, Inc., Class B	140,355	10,348,374

		19,217,809

Airlines 0.1%
Southwest Airlines Co.	144,744	1,482,179

Auto Components 0.3%
BorgWarner, Inc.* (a)	22,970	1,645,111
Delphi Automotive PLC*	57,954	2,216,741
Goodyear Tire & Rubber Co. (The)*	47,779	659,828
Johnson Controls, Inc.	134,052	4,115,396

		8,637,076

Automobiles 0.5%
Ford Motor Co.	747,894	9,685,227
Harley-Davidson, Inc.	44,379	2,167,471

		11,852,698

Beverages 2.3%
Beam, Inc.	31,274	1,910,529
Brown-Forman Corp., Class B	29,671	1,876,691
Coca-Cola Co. (The)	756,652	27,428,635
Coca-Cola Enterprises, Inc.	52,923	1,679,247
Constellation Brands, Inc., Class A*	29,729	1,052,109
Dr Pepper Snapple Group, Inc.	40,819	1,803,383
Molson Coors Brewing Co., Class B	30,690	1,313,225
Monster Beverage Corp.*	29,242	1,546,317
PepsiCo, Inc.	303,437	20,764,194

		59,374,330

Biotechnology 1.6%
Alexion Pharmaceuticals, Inc.*	38,151	3,578,945
Amgen, Inc.	150,526	12,993,404
Biogen Idec, Inc.*	46,411	6,807,101

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Celgene Corp.*	82,973	$6,531,635
Gilead Sciences, Inc.*	148,622	10,916,286

		40,827,371

Building Products 0.0%†
Masco Corp.	70,465	1,173,947

Capital Markets 1.9%
Ameriprise Financial, Inc.	40,370	2,528,373
Bank of New York Mellon Corp. (The)	229,232	5,891,262
BlackRock, Inc.	24,610	5,087,133
Charles Schwab Corp. (The)	215,367	3,092,670
E*TRADE Financial Corp.*	50,700	453,765
Federated Investors, Inc., Class B (a)	–	0
Franklin Resources, Inc.	27,068	3,402,448
Goldman Sachs Group, Inc. (The)	86,654	11,053,584
Invesco Ltd.	86,887	2,266,882
Legg Mason, Inc.	22,987	591,226
Morgan Stanley	271,094	5,183,317
Northern Trust Corp.	42,651	2,139,374
State Street Corp.	91,174	4,286,090
T. Rowe Price Group, Inc.	49,920	3,251,290

		49,227,414

Chemicals 2.5%
Air Products & Chemicals, Inc.	41,818	3,513,548
Airgas, Inc.	13,865	1,265,736
CF Industries Holdings, Inc.	12,322	2,503,338
Dow Chemical Co. (The)	235,241	7,602,989
E.I. du Pont de Nemours & Co.	182,910	8,225,463
Eastman Chemical Co.	29,967	2,039,254
Ecolab, Inc.	51,623	3,711,694
FMC Corp.	26,853	1,571,438
International Flavors & Fragrances, Inc.	16,084	1,070,229
LyondellBasell Industries NV, Class A	74,450	4,250,350
Monsanto Co.	104,805	9,919,793
Mosaic Co. (The)	54,391	3,080,162
PPG Industries, Inc.	30,040	4,065,914
Praxair, Inc.	58,284	6,379,184
Sherwin-Williams Co. (The)	16,830	2,588,791
Sigma-Aldrich Corp.	23,601	1,736,562

		63,524,445

Commercial Banks 2.8%
BB&T Corp.	137,132	3,991,912
Comerica, Inc.	37,331	1,132,623
Fifth Third Bancorp	176,037	2,674,002
First Horizon National Corp. (a)	48,043	476,106
Huntington Bancshares, Inc.	168,392	1,076,025
KeyCorp	183,122	1,541,887
M&T Bank Corp.	23,862	2,349,691
PNC Financial Services Group, Inc.	103,741	6,049,138
Regions Financial Corp.	277,007	1,972,290

12

Statement of Investments (Continued)

December 31, 2012

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
SunTrust Banks, Inc.	105,834	$3,000,394
U.S. Bancorp	368,857	11,781,293
Wells Fargo & Co.	960,377	32,825,686
Zions Bancorporation (a)	35,993	770,250

		69,641,297

Commercial Services & Supplies 0.6%
ADT Corp. (The)	45,775	2,128,080
Avery Dennison Corp. (a)	19,530	681,987
Cintas Corp.	20,821	851,579
Iron Mountain, Inc.	32,997	1,024,557
Pitney Bowes, Inc. (a)	39,910	424,642
Republic Services, Inc.	58,657	1,720,410
Stericycle, Inc.*	16,912	1,577,382
Tyco International Ltd.	91,383	2,672,953
Waste Management, Inc.	85,688	2,891,113

		13,972,703

Communications Equipment 2.0%
Cisco Systems, Inc.	1,041,170	20,458,990
F5 Networks, Inc.*	15,485	1,504,368
Harris Corp.	22,418	1,097,585
JDS Uniphase Corp.*	45,825	620,471
Juniper Networks, Inc.*	101,127	1,989,168
Motorola Solutions, Inc.	55,020	3,063,514
QUALCOMM, Inc.	334,269	20,731,363

		49,465,459

Computers & Peripherals 5.0%
Apple, Inc.	184,532	98,361,092
Dell, Inc.	285,562	2,892,743
EMC Corp.*	413,359	10,457,983
Hewlett-Packard Co.	385,677	5,495,897
NetApp, Inc.*	70,276	2,357,760
SanDisk Corp.*	47,567	2,072,018
Seagate Technology PLC (a)	65,898	2,008,571
Western Digital Corp.	43,002	1,827,155

		125,473,219

Construction & Engineering 0.2%
Fluor Corp.	32,659	1,918,390
Jacobs Engineering Group, Inc.*	25,602	1,089,877
Quanta Services, Inc.*	41,647	1,136,546

		4,144,813

Construction Materials 0.1%
Vulcan Materials Co.	25,536	1,329,149

Consumer Finance 0.9%
American Express Co.	190,980	10,977,530
Capital One Financial Corp.	114,103	6,609,987

Common Stocks (continued)

	Shares	Market Value

Consumer Finance (continued)
Discover Financial Services	99,014	$3,816,990
SLM Corp.	90,646	1,552,766

		22,957,273

Containers & Packaging 0.1%
Ball Corp.	30,175	1,350,331
Bemis Co., Inc.	20,121	673,249
Owens-Illinois, Inc.*	32,108	682,937
Sealed Air Corp.	38,201	668,900

		3,375,417

Distributors 0.1%
Genuine Parts Co.	30,435	1,935,057

Diversified Consumer Services 0.1%
Apollo Group, Inc., Class A*	19,269	403,107
H&R Block, Inc.	53,507	993,625

		1,396,732

Diversified Financial Services 3.6%
Bank of America Corp.	2,114,270	24,525,532
Citigroup, Inc.	575,254	22,757,048
CME Group, Inc.	60,210	3,053,249
IntercontinentalExchange, Inc.*	14,254	1,764,788
JPMorgan Chase & Co.	745,700	32,788,429
Leucadia National Corp.	38,992	927,620
Moody’s Corp.	38,094	1,916,890
NASDAQ OMX Group, Inc. (The)	22,963	574,304
NYSE Euronext	47,659	1,503,165

		89,811,025

Diversified Telecommunication Services 2.7%
AT&T, Inc.	1,114,215	37,560,188
CenturyLink, Inc.	122,638	4,797,598
Frontier Communications Corp. (a)	194,888	834,120
Verizon Communications, Inc.	559,836	24,224,104
Windstream Corp. (a)	114,613	948,996

		68,365,006

Electric Utilities 2.0%
American Electric Power Co., Inc.	95,133	4,060,276
Duke Energy Corp.	138,145	8,813,651
Edison International	64,045	2,894,194
Entergy Corp.	34,792	2,217,990
Exelon Corp.	167,573	4,983,621
FirstEnergy Corp.	81,944	3,421,981
NextEra Energy, Inc.	83,015	5,743,808
Northeast Utilities	61,579	2,406,507
Pepco Holdings, Inc. (a)	44,633	875,253
Pinnacle West Capital Corp.	21,617	1,102,035
PPL Corp.	114,233	3,270,491

13

Statement of Investments (Continued)

December 31, 2012

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electric Utilities (continued)
Southern Co. (The)	171,464	$7,340,374
Xcel Energy, Inc.	95,779	2,558,257

		49,688,438

Electrical Equipment 0.7%
Eaton Corp. PLC	90,557	4,908,189
Emerson Electric Co.	142,047	7,522,809
Rockwell Automation, Inc.	27,325	2,295,027
Roper Industries, Inc.	19,318	2,153,571

		16,879,596

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	31,386	2,030,674
Corning, Inc.	289,884	3,658,336
FLIR Systems, Inc.	29,394	655,780
Jabil Circuit, Inc.	36,874	711,300
Molex, Inc. (a)	26,879	734,603
TE Connectivity Ltd.	82,888	3,076,803

		10,867,496

Energy Equipment & Services 1.8%
Baker Hughes, Inc.	86,149	3,518,325
Cameron International Corp.*	48,361	2,730,462
Diamond Offshore Drilling, Inc. (a)	13,690	930,372
Ensco PLC, Class A	45,581	2,702,042
FMC Technologies, Inc.*	46,629	1,997,120
Halliburton Co.	182,033	6,314,725
Helmerich & Payne, Inc.	20,850	1,167,809
Nabors Industries Ltd.*	56,633	818,347
National Oilwell Varco, Inc.	83,741	5,723,697
Noble Corp.	49,468	1,722,476
Rowan Cos. PLC, Class A*	24,203	756,828
Schlumberger Ltd.	260,421	18,044,571

		46,426,774

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	84,824	8,378,066
CVS Caremark Corp.	244,554	11,824,186
Kroger Co. (The)	100,781	2,622,322
Safeway, Inc. (a)	46,783	846,304
Sysco Corp. (a)	115,420	3,654,197
Walgreen Co.	168,409	6,232,817
Wal-Mart Stores, Inc.	328,107	22,386,741
Whole Foods Market, Inc.	33,938	3,099,558

		59,044,191

Food Products 1.7%
Archer-Daniels-Midland Co.	129,042	3,534,460
Campbell Soup Co. (a)	35,133	1,225,790
ConAgra Foods, Inc.	79,983	2,359,499
Dean Foods Co.*	36,048	595,153
General Mills, Inc.	126,565	5,114,492
H.J. Heinz Co.	63,012	3,634,532

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Hershey Co. (The)	29,333	$2,118,429
Hormel Foods Corp. (a)	26,410	824,256
J.M. Smucker Co. (The)	21,274	1,834,670
Kellogg Co. (a)	48,475	2,707,329
Kraft Foods Group, Inc.	116,188	5,283,068
McCormick & Co., Inc., Non-Voting Shares	25,957	1,649,048
Mead Johnson Nutrition Co.	39,788	2,621,631
Mondelez International, Inc., Class A	348,595	8,878,715
Tyson Foods, Inc., Class A	56,290	1,092,026

		43,473,098

Gas Utilities 0.1%
AGL Resources, Inc.	23,280	930,502
ONEOK, Inc.	40,259	1,721,072

		2,651,574

Health Care Equipment & Supplies 2.5%
Abbott Laboratories (b)	310,085	20,310,567
Baxter International, Inc.	107,782	7,184,748
Becton, Dickinson and Co.	38,633	3,020,714
Boston Scientific Corp.*	269,292	1,543,043
C.R. Bard, Inc.	15,014	1,467,468
CareFusion Corp.*	43,339	1,238,629
Covidien PLC	92,859	5,361,679
DENTSPLY International, Inc.	27,649	1,095,177
Edwards Lifesciences Corp.*	22,637	2,041,178
Intuitive Surgical, Inc.*	7,800	3,824,886
Medtronic, Inc.	198,388	8,137,876
St. Jude Medical, Inc.	60,447	2,184,555
Stryker Corp.	56,607	3,103,196
Varian Medical Systems, Inc.*	21,458	1,507,210
Zimmer Holdings, Inc.	34,032	2,268,573

		64,289,499

Health Care Providers & Services 1.9%
Aetna, Inc.	65,732	3,043,392
AmerisourceBergen Corp.	46,187	1,994,355
Cardinal Health, Inc.	66,647	2,744,523
Cigna Corp.	56,078	2,997,930
Coventry Health Care, Inc.	26,502	1,188,085
DaVita HealthCare Partners, Inc.*	16,442	1,817,334
Express Scripts Holding Co.*	160,164	8,648,856
Humana, Inc.	31,035	2,129,932
Laboratory Corp of America Holdings*	18,555	1,607,234
McKesson Corp.	46,301	4,489,345
Patterson Cos., Inc.	16,201	554,560
Quest Diagnostics, Inc.	31,102	1,812,314
Tenet Healthcare Corp.*	20,718	672,713
UnitedHealth Group, Inc.	200,378	10,868,503
WellPoint, Inc.	59,559	3,628,334

		48,197,410

14

Statement of Investments (Continued)

December 31, 2012

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Technology 0.1%
Cerner Corp.*	28,633	$2,223,066

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	87,457	3,215,794
Chipotle Mexican Grill, Inc.*	6,178	1,837,708
Darden Restaurants, Inc.	25,075	1,130,130
International Game Technology	52,201	739,688
Marriott International, Inc., Class A	48,274	1,799,172
McDonald’s Corp.	196,944	17,372,430
Starbucks Corp.	145,865	7,821,281
Starwood Hotels & Resorts Worldwide, Inc.	38,440	2,204,919
Wyndham Worldwide Corp.	27,511	1,463,860
Wynn Resorts Ltd.	15,550	1,749,220
Yum! Brands, Inc.	88,626	5,884,766

		45,218,968

Household Durables 0.3%
D.R. Horton, Inc. (a)	54,718	1,082,322
Garmin Ltd. (a)	21,488	877,140
Harman International Industries, Inc. (a)	13,232	590,676
Leggett & Platt, Inc. (a)	27,950	760,799
Lennar Corp., Class A (a)	32,203	1,245,290
Newell Rubbermaid, Inc.	56,621	1,260,950
PulteGroup, Inc.*	66,766	1,212,471
Whirlpool Corp.	15,306	1,557,385

		8,587,033

Household Products 2.1%
Clorox Co. (The)	25,604	1,874,725
Colgate-Palmolive Co.	87,122	9,107,734
Kimberly-Clark Corp.	76,754	6,480,340
Procter & Gamble Co. (The)	536,359	36,413,413

		53,876,212

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The)	121,109	1,295,866
NRG Energy, Inc.	62,898	1,446,025

		2,741,891

Industrial Conglomerates 2.4%
3M Co.	124,872	11,594,365
Danaher Corp.	114,136	6,380,202
General Electric Co.	2,057,042	43,177,312

		61,151,879

Information Technology Services 3.8%
Accenture PLC, Class A	125,267	8,330,255
Automatic Data Processing, Inc.	95,170	5,425,642
Cognizant Technology Solutions Corp., Class A*	58,803	4,354,362
Computer Sciences Corp.	30,385	1,216,919

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Fidelity National Information Services, Inc.	48,881	$1,701,548
Fiserv, Inc.*	26,180	2,069,005
International Business Machines Corp.	208,354	39,910,209
MasterCard, Inc., Class A	20,963	10,298,703
Paychex, Inc. (a)	63,315	1,971,629
SAIC, Inc.	55,926	633,082
Teradata Corp.*	33,066	2,046,455
Total System Services, Inc.	31,346	671,431
Visa, Inc., Class A	102,264	15,501,177
Western Union Co. (The)	117,011	1,592,520

		95,722,937

Insurance 4.0%
ACE Ltd.	66,602	5,314,840
Aflac, Inc.	91,955	4,884,650
Allstate Corp. (The)	94,503	3,796,185
American International Group, Inc.*	289,594	10,222,668
Aon PLC	62,507	3,475,389
Assurant, Inc.	15,426	535,282
Berkshire Hathaway, Inc., Class B*	357,815	32,096,005
Chubb Corp. (The)	51,381	3,870,017
Cincinnati Financial Corp.	28,542	1,117,705
Genworth Financial, Inc., Class A*	95,823	719,631
Hartford Financial Services Group, Inc.	85,410	1,916,600
Lincoln National Corp.	53,940	1,397,046
Loews Corp.	60,991	2,485,383
Marsh & McLennan Cos., Inc.	106,653	3,676,329
MetLife, Inc.	214,048	7,050,741
Principal Financial Group, Inc.	54,128	1,543,731
Progressive Corp. (The) (a)	109,130	2,302,643
Prudential Financial, Inc.	91,017	4,853,937
Torchmark Corp.	18,502	955,998
Travelers Cos., Inc. (The)	74,824	5,373,860
Unum Group	53,959	1,123,426
XL Group PLC	58,959	1,477,513

		100,189,579

Internet & Catalog Retail 1.1%
Amazon.com, Inc.*	71,084	17,852,036
Expedia, Inc.	18,232	1,120,356
Netflix, Inc.* (a)	10,983	1,019,003
priceline.com, Inc.*	9,782	6,076,578
TripAdvisor, Inc.*	21,607	906,630

		26,974,603

Internet Software & Services 2.2%
Akamai Technologies, Inc.*	34,626	1,416,550
eBay, Inc.*	228,432	11,654,600
Google, Inc., Class A*	52,213	37,038,336
VeriSign, Inc.*	30,450	1,182,069
Yahoo!, Inc.*	204,151	4,062,605

		55,354,160

15

Statement of Investments (Continued)

December 31, 2012

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Leisure Equipment & Products 0.1%
Hasbro, Inc. (a)	22,777	$817,694
Mattel, Inc.	67,345	2,466,174

		3,283,868

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	68,347	2,798,126
Life Technologies Corp.*	33,747	1,656,303
PerkinElmer, Inc.	22,499	714,118
Thermo Fisher Scientific, Inc.	70,658	4,506,567
Waters Corp.*	17,055	1,485,832

		11,160,946

Machinery 1.9%
Caterpillar, Inc.	128,277	11,491,054
Cummins, Inc.	34,672	3,756,711
Deere & Co.	76,829	6,639,562
Dover Corp. (a)	35,112	2,307,210
Flowserve Corp.	9,804	1,439,227
Illinois Tool Works, Inc.	83,636	5,085,905
Ingersoll-Rand PLC	54,908	2,633,388
Joy Global, Inc.	20,658	1,317,567
PACCAR, Inc.	69,247	3,130,657
Pall Corp.	21,788	1,312,945
Parker Hannifin Corp.	29,262	2,489,026
Pentair Ltd.	41,195	2,024,734
Snap-on, Inc.	11,470	906,015
Stanley Black & Decker, Inc.	33,117	2,449,665
Xylem, Inc.	36,263	982,727

		47,966,393

Media 3.5%
Cablevision Systems Corp., Class A	42,534	635,458
CBS Corp. Non-Voting Shares, Class B	115,910	4,410,375
Comcast Corp., Class A	521,258	19,484,624
DIRECTV*	118,506	5,944,261
Discovery Communications, Inc., Class A*	46,852	2,974,165
Gannett Co., Inc.	45,437	818,320
Interpublic Group of Cos., Inc. (The)	84,603	932,325
McGraw-Hill Cos., Inc. (The)	54,471	2,977,930
News Corp., Class A	395,519	10,101,555
Omnicom Group, Inc.	51,819	2,588,877
Scripps Networks Interactive, Inc., Class A	17,085	989,563
Time Warner Cable, Inc.	59,195	5,753,162
Time Warner, Inc.	185,736	8,883,753
Viacom, Inc., Class B	90,625	4,779,563
Walt Disney Co. (The)	347,625	17,308,249
Washington Post Co. (The), Class B (a)	876	319,924

		88,902,104

Metals & Mining 0.7%
Alcoa, Inc.	208,970	1,813,860
Allegheny Technologies, Inc.	21,286	646,243
Cliffs Natural Resources, Inc. (a)	27,757	1,070,310

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
Freeport-McMoRan Copper & Gold, Inc.	186,217	$6,368,621
Newmont Mining Corp.	97,378	4,522,234
Nucor Corp.	62,304	2,690,287
United States Steel Corp. (a)	28,134	671,559

		17,783,114

Multiline Retail 0.8%
Big Lots, Inc.*	11,249	320,147
Dollar General Corp.*	51,506	2,270,900
Dollar Tree, Inc.*	44,564	1,807,516
Family Dollar Stores, Inc.	18,786	1,191,220
J.C. Penney Co., Inc. (a)	27,802	547,977
Kohl’s Corp.	41,505	1,783,885
Macy’s, Inc.	77,534	3,025,377
Nordstrom, Inc.	29,827	1,595,744
Target Corp.	127,660	7,553,642

		20,096,408

Multi-Utilities 1.2%
Ameren Corp.	47,405	1,456,281
CenterPoint Energy, Inc.	83,634	1,609,954
CMS Energy Corp.	51,687	1,260,129
Consolidated Edison, Inc.	57,354	3,185,441
Dominion Resources, Inc.	112,637	5,834,597
DTE Energy Co.	33,674	2,022,124
Integrys Energy Group, Inc.	15,154	791,342
NiSource, Inc.	60,794	1,513,163
PG&E Corp.	84,366	3,389,826
Public Service Enterprise Group, Inc.	98,998	3,029,339
SCANA Corp.	25,915	1,182,761
Sempra Energy	44,015	3,122,424
TECO Energy, Inc.	40,251	674,607
Wisconsin Energy Corp.	45,104	1,662,082

		30,734,070

Office Electronics 0.1%
Xerox Corp.	247,851	1,690,344

Oil, Gas & Consumable Fuels 9.0%
Anadarko Petroleum Corp.	98,033	7,284,832
Apache Corp.	76,754	6,025,189
Cabot Oil & Gas Corp.	41,158	2,047,199
Chesapeake Energy Corp. (a)	101,866	1,693,013
Chevron Corp.	383,930	41,518,190
ConocoPhillips	238,121	13,808,637
CONSOL Energy, Inc.	44,496	1,428,322
Denbury Resources, Inc.*	75,901	1,229,596
Devon Energy Corp.	73,815	3,841,333
EOG Resources, Inc.	53,184	6,424,095
EQT Corp.	29,275	1,726,640
Exxon Mobil Corp.	894,385	77,409,022
Hess Corp.	58,177	3,081,054
Kinder Morgan, Inc.	124,048	4,382,616

16

Statement of Investments (Continued)

December 31, 2012

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corp.	138,330	$4,241,198
Marathon Petroleum Corp.	66,573	4,194,099
Murphy Oil Corp.	36,235	2,157,794
Newfield Exploration Co.*	26,525	710,340
Noble Energy, Inc.	34,829	3,543,502
Occidental Petroleum Corp.	158,927	12,175,397
Peabody Energy Corp.	52,515	1,397,424
Phillips 66	122,757	6,518,397
Pioneer Natural Resources Co.	24,161	2,575,321
QEP Resources, Inc.	34,830	1,054,304
Range Resources Corp.	31,857	2,001,575
Southwestern Energy Co.* (a)	68,329	2,282,872
Spectra Energy Corp.	130,638	3,576,868
Tesoro Corp.	27,408	1,207,322
Valero Energy Corp.	108,472	3,701,065
Williams Cos., Inc. (The)	132,079	4,324,266
WPX Energy, Inc.*	38,600	574,368

		228,135,850

Paper & Forest Products 0.2%
International Paper Co.	85,981	3,425,483
MeadWestvaco Corp.	34,254	1,091,675

		4,517,158

Personal Products 0.2%
Avon Products, Inc.	84,269	1,210,103
Estee Lauder Cos., Inc. (The), Class A	47,181	2,824,255

		4,034,358

Pharmaceuticals 5.3%
Allergan, Inc.	60,325	5,533,612
Bristol-Myers Squibb Co.	323,802	10,552,707
Eli Lilly & Co.	200,320	9,879,782
Forest Laboratories, Inc.*	45,803	1,617,762
Hospira, Inc.*	32,584	1,017,924
Johnson & Johnson	543,638	38,109,024
Merck & Co., Inc.	596,353	24,414,692
Mylan, Inc.*	80,160	2,202,797
Perrigo Co.	17,394	1,809,498
Pfizer, Inc.	1,444,276	36,222,442
Watson Pharmaceuticals, Inc.*	25,042	2,153,612

		133,513,852

Professional Services 0.1%
Dun & Bradstreet Corp. (The)	8,770	689,761
Equifax, Inc.	23,511	1,272,415
Robert Half International, Inc.	27,392	871,613

		2,833,789

Real Estate Investment Trusts (REITs) 2.2%
American Tower Corp.	77,552	5,992,443
Apartment Investment & Management Co., Class A	28,697	776,541

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
AvalonBay Communities, Inc.	22,444	$3,043,182
Boston Properties, Inc.	29,648	3,137,055
Equity Residential	63,217	3,582,507
HCP, Inc.	88,697	4,007,330
Health Care REIT, Inc.	50,953	3,122,909
Host Hotels & Resorts, Inc.	141,771	2,221,552
Kimco Realty Corp.	79,581	1,537,505
Plum Creek Timber Co., Inc.	31,546	1,399,696
Prologis, Inc.	90,578	3,305,191
Public Storage	28,263	4,097,004
Simon Property Group, Inc.	60,684	9,593,534
Ventas, Inc.	57,923	3,748,777
Vornado Realty Trust	33,242	2,662,019
Weyerhaeuser Co.	106,257	2,956,070

		55,183,315

Real Estate Management & Development 0.0%†
CBRE Group, Inc., Class A*	58,948	1,173,065

Road & Rail 0.8%
CSX Corp.	202,310	3,991,577
Norfolk Southern Corp.	61,993	3,833,647
Ryder System, Inc.	9,912	494,906
Union Pacific Corp.	92,274	11,600,687

		19,920,817

Semiconductors & Semiconductor Equipment 2.0%
Advanced Micro Devices, Inc.* (a)	118,317	283,961
Altera Corp.	62,886	2,165,794
Analog Devices, Inc.	59,044	2,483,391
Applied Materials, Inc.	234,919	2,687,473
Broadcom Corp., Class A*	101,809	3,381,077
First Solar, Inc.* (a)	11,623	358,918
Intel Corp.	976,110	20,137,149
KLA-Tencor Corp.	32,641	1,558,934
Lam Research Corp.*	33,605	1,214,149
Linear Technology Corp.	45,463	1,559,381
LSI Corp.*	108,953	771,387
Microchip Technology, Inc. (a)	38,238	1,246,176
Micron Technology, Inc.*	198,644	1,261,389
NVIDIA Corp.	122,318	1,503,288
Teradyne, Inc.*	37,135	627,210
Texas Instruments, Inc.	219,856	6,802,345
Xilinx, Inc.	51,074	1,833,557

		49,875,579

Software 3.5%
Adobe Systems, Inc.*	97,248	3,664,305
Autodesk, Inc.*	44,072	1,557,945
BMC Software, Inc.*	27,957	1,108,775
CA, Inc.	65,760	1,445,405
Citrix Systems, Inc.*	36,624	2,408,028
Electronic Arts, Inc.*	59,841	869,490

17

Statement of Investments (Continued)

December 31, 2012

NVIT S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Intuit, Inc.	54,603	$3,248,878
Microsoft Corp.	1,486,040	39,721,849
Oracle Corp.	737,354	24,568,635
Red Hat, Inc.*	37,838	2,003,900
Salesforce.com, Inc.*	25,632	4,308,739
Symantec Corp.*	136,107	2,560,173

		87,466,122

Specialty Retail 2.2%
Abercrombie & Fitch Co., Class A	15,603	748,476
AutoNation, Inc.*	7,610	302,117
AutoZone, Inc.*	7,245	2,567,845
Bed Bath & Beyond, Inc.*	44,957	2,513,546
Best Buy Co., Inc.	52,583	623,109
CarMax, Inc.*	45,079	1,692,266
GameStop Corp., Class A (a)	23,763	596,214
Gap, Inc. (The)	58,528	1,816,709
Home Depot, Inc. (The)	293,299	18,140,543
Limited Brands, Inc. (a)	46,851	2,204,808
Lowe’s Cos., Inc.	220,617	7,836,316
O’Reilly Automotive, Inc.*	22,482	2,010,340
PetSmart, Inc.	21,080	1,440,607
Ross Stores, Inc.	43,619	2,361,969
Staples, Inc. (a)	132,173	1,506,772
Tiffany & Co.	23,280	1,334,875
TJX Cos., Inc.	143,049	6,072,430
Urban Outfitters, Inc.*	21,501	846,279

		54,615,221

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	55,646	3,088,909
Fossil, Inc.*	10,594	986,301
NIKE, Inc., Class B	143,176	7,387,882
Ralph Lauren Corp.	11,977	1,795,592
VF Corp.	17,272	2,607,554

		15,866,238

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	93,974	764,009
People’s United Financial, Inc.	68,132	823,716

		1,587,725

Tobacco 1.8%
Altria Group, Inc.	397,249	12,481,564
Lorillard, Inc.	25,391	2,962,368
Philip Morris International, Inc.	327,703	27,409,079
Reynolds American, Inc.	63,589	2,634,492

		45,487,503

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors 0.2%
Fastenal Co.	52,935	$2,471,535
W.W. Grainger, Inc.	11,723	2,372,384

		4,843,919

Wireless Telecommunication Services 0.3%
Crown Castle International Corp.*	57,464	4,146,603
MetroPCS Communications, Inc.*	62,313	619,391
Sprint Nextel Corp.*	590,051	3,345,589

		8,111,583

Total Common Stocks (cost $2,235,209,524)		2,499,023,411

Mutual Fund 0.9%
Money Market Fund 0.9%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (c)	23,708,435	23,708,435

Total Mutual Fund (cost $23,708,435)		23,708,435

Repurchase Agreements 1.0%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.18%, dated 12/31/12, due 01/02/13, repurchase price $10,000,100, collateralized by U.S. Government Agency and Treasury Securities ranging from 0.13% — 6.25%, maturing 12/13/14 — 05/15/29; total market value $10,200,000. (d)	$10,000,000	10,000,000

18

Statement of Investments (Continued)

December 31, 2012

NVIT S&P 500 Index Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Market Value
Credit Suisse (USA) LLC, 0.22%, dated 12/31/12, due 01/02/13, repurchase price $16,477,567 collateralized by U.S. Government Treasury Securities, 0.00%, maturing 01/03/13 — 12/12/13; total market value $16,806,939. (d)	$16,477,366	$16,477,366

Total Repurchase Agreements (cost $26,477,366)		26,477,366

Total Investments (cost $2,285,395,325) (e) — 101.0%		2,549,209,212

Liabilities in excess of other assets — (1.0%)		(25,021,669)

NET ASSETS — 100.0%		$2,524,187,543

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2012. The total value of securities on loan at December 31, 2012 was $26,258,196.
(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Represents 7-day effective yield as of December 31, 2012.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2012 was $26,477,366.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At December 31, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
371	E-Mini S&P 500	03/15/13	$26,342,855	$(80,239)

The accompanying notes are an integral part of these financial statements.

19

Statement of Assets and Liabilities

December 31, 2012

NVIT S&P 500 Index Fund
Assets:
Investments, at value * (cost $2,258,917,959)	$2,522,731,846
Repurchase agreements, at value and cost	26,477,366

Total Investments	2,549,209,212

Cash	162,998
Dividends receivable	2,768,215
Security lending income receivable	19,116
Receivable for investments sold	371,207
Receivable for capital shares issued	1,489,236
Reclaims receivable	1,934
Receivable for variation margin on futures contracts	690,859
Prepaid expenses	5,668

Total Assets	2,554,718,445

Liabilities:
Payable for capital shares redeemed	3,598,072
Payable upon return of securities loaned (Note 2)	26,477,366
Accrued expenses and other payables:
Investment advisory fees	249,179
Fund administration fees	61,744
Administrative servicing fees	22,788
Accounting and transfer agent fees	5,664
Custodian fees	15,004
Professional fees	22,951
Printing fees	11,436
Other	66,698

Total Liabilities	30,530,902

Net Assets	$2,524,187,543

Represented by:
Capital	$2,461,396,803
Accumulated undistributed net investment income	4,966,146
Accumulated net realized losses from investment and futures transactions	(205,909,054)
Net unrealized appreciation/(depreciation) from investments	263,813,887
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(80,239)

Net Assets	$2,524,187,543

Net Assets:
Class IV Shares	$143,501,136
Class Y Shares	2,380,686,407

Total	$2,524,187,543

*	Includes value of securities on loan of $26,258,196 (Note 2)

20

Statement of Assets and Liabilities (Continued)

December 31, 2012

NVIT S&P 500 Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class IV Shares	14,465,576
Class Y Shares	240,136,472

Total	254,602,048

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class IV Shares	$9.92
Class Y Shares	$9.91

The accompanying notes are an integral part of these financial statements.

21

Statement of Operations

For the Year Ended December 31, 2012

NVIT S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$57,991,572
Income from securities lending (Note 2)	239,369
Other income	1,243
Foreign tax withholding	(34,922)

Total Income	58,197,262

EXPENSES:
Investment advisory fees	2,999,359
Fund administration fees	731,323
Administrative servicing fees Class IV Shares	149,874
Professional fees	128,944
Printing fees	21,024
Trustee fees	95,291
Custodian fees	96,282
Compliance program costs (Note 3)	9,884
Miscellaneous fee	318,838
Recoupment fees (Note 3)	24,964
Other	28,310

Total expenses before earnings credit and fees waived	4,604,093

Earnings credit (Note 4)	(358)
Investment advisory fees waived (Note 3)	(8,734)

Net Expenses	4,595,001

NET INVESTMENT INCOME	53,602,261

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(19,244,566)
Net realized gains from futures transactions (Note 2)	4,678,343

Net realized losses from investment and futures transactions	(14,566,223)

Net change in unrealized appreciation/(depreciation) from investments	331,303,668
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	(323,602)

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	330,980,066

Net realized/unrealized gains from investments and futures transactions	316,413,843

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$370,016,104

The accompanying notes are an integral part of these financial statements.

22

Statements of Changes in Net Assets

	NVIT S&P 500 Index Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$53,602,261	$45,778,420
Net realized losses from investment and futures transactions	(14,566,223)	(30,335,837)
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	330,980,066	37,268,811

Change in net assets resulting from operations	370,016,104	52,711,394

Distributions to Shareholders From:
Net investment income:
Class IV	(2,774,632)	(2,580,027)
Class Y	(48,172,998)	(42,054,519)

Change in net assets from shareholder distributions	(50,947,630)	(44,634,546)

Change in net assets from capital transactions	(172,993,453)	(62,134,790)

Change in net assets	146,075,021	(54,057,942)

Net Assets:
Beginning of year	2,378,112,522	2,432,170,464

End of year	$2,524,187,543	$2,378,112,522

Accumulated undistributed net investment income at end of year	$4,966,146	$2,697,867

CAPITAL TRANSACTIONS:
Class IV Shares
Proceeds from shares issued	$3,220,683	$3,398,630
Dividends reinvested	2,774,632	2,580,027
Cost of shares redeemed	(24,527,618)	(21,766,173)

Total Class IV Shares	(18,532,303)	(15,787,516)

Class Y Shares
Proceeds from shares issued	158,720,497	335,208,985
Dividends reinvested	48,172,998	42,054,519
Cost of shares redeemed	(361,354,645)	(423,610,778)

Total Class Y Shares	(154,461,150)	(46,347,274)

Change in net assets from capital transactions	$(172,993,453)	$(62,134,790)

SHARE TRANSACTIONS:
Class IV Shares
Issued	332,190	387,353
Reinvested	281,940	294,575
Redeemed	(2,535,643)	(2,450,461)

Total Class IV Shares	(1,921,513)	(1,768,533)

Class Y Shares
Issued	16,544,535	38,563,837
Reinvested	4,900,296	4,802,015
Redeemed	(37,128,036)	(47,771,685)

Total Class Y Shares	(15,683,205)	(4,405,833)

Total change in shares	(17,604,718)	(6,174,366)

The accompanying notes are an integral part of these financial statements.

23

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT S&P 500 Index Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover(b)
Class IV Shares
Year Ended December 31, 2012(c)	$8.74	0.20	1.17	1.37	(0.19)	(0.19)	$9.92	15.73%	$143,501,136	0.28%	2.02%	0.28%	3.69%
Year Ended December 31, 2011(c)	$8.74	0.16	(0.01)	0.15	(0.15)	(0.15)	$8.74	1.75%	$143,233,498	0.28%	1.78%	0.28%	6.23%
Year Ended December 31, 2010(c)	$7.75	0.14	0.99	1.13	(0.14)	(0.14)	$8.74	14.73%	$158,693,476	0.29%	1.78%	0.29%	4.46%
Year Ended December 31, 2009(c)	$6.28	0.15	1.47	1.62	(0.15)	(0.15)	$7.75	26.22%	$159,219,298	0.33%	2.30%	0.33%	11.47%
Year Ended December 31, 2008	$10.22	0.17	(3.95)	(3.78)	(0.16)	(0.16)	$6.28	(37.29)%	$144,568,725	0.34%	1.99%	0.34%	5.47%

Class Y Shares
Year Ended December 31, 2012(c)	$8.74	0.21	1.16	1.37	(0.20)	(0.20)	$9.91	15.74%	$2,380,686,407	0.18%	2.13%	0.18%	3.69%
Year Ended December 31, 2011(c)	$8.74	0.17	(0.01)	0.16	(0.16)	(0.16)	$8.74	1.86%	$2,234,879,024	0.18%	1.88%	0.18%	6.23%
Year Ended December 31, 2010(c)	$7.74	0.15	1.00	1.15	(0.15)	(0.15)	$8.74	14.99%	$2,273,476,988	0.19%	1.88%	0.19%	4.46%
Year Ended December 31, 2009(c)	$6.28	0.16	1.46	1.62	(0.16)	(0.16)	$7.74	26.19%	$1,922,248,342	0.22%	2.40%	0.22%	11.47%
Year Ended December 31, 2008	$10.21	0.18	(3.94)	(3.76)	(0.17)	(0.17)	$6.28	(37.15)%	$1,477,720,654	0.22%	2.12%	0.22%	5.47%

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

24

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT S&P 500 Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, other unaffiliated insurance companies, and other series of the Trust that operate as funds-of-funds, such as the NVIT Investor Destinations Funds.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such

25

Notes to Financial Statements (Continued)

December 31, 2012

price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,499,023,411	$—	$—	$2,499,023,411
Mutual Fund	23,708,435	—	—	23,708,435
Repurchase Agreements	—	26,477,366	—	26,477,366
Total Assets	$2,522,731,846	$26,477,366	$—	$2,549,209,212
Liabilities:
Futures Contracts	(80,239)	—	—	(80,239)
Total Liabilities	$(80,239)	$—	$—	$(80,239)
Total	$2,522,651,607	$26,477,366	$—	$2,549,128,973

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures

26

Notes to Financial Statements (Continued)

December 31, 2012

contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2012:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2012

Liabilities:	Statement of Assets & Liabilities	Fair Value
Futures Contracts* Equity risk	Unrealized depreciation from futures contracts	$(80,239)
Total		$(80,239)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2012

Realized Gain/(Loss):	Total
Futures Contracts Equity risk	$4,678,343
Total	$4,678,343

27

Notes to Financial Statements (Continued)

December 31, 2012

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2012

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts Equity risk	$(323,602)
Total	$(323,602)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2012.

(c)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

28

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$26,258,196	$26,477,366

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to real estate investment trust (“REIT”) returns of capital dividends, capital gain dividend reclassifications, and capital loss carryforward expiration. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from the Fund’s investments in U.S. REITs often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

29

Notes to Financial Statements (Continued)

December 31, 2012

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Prior to February 1, 2012, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.13%
$1.5 billion up to $3 billion	0.12%
$3 billion and more	0.11%

For the period from February 1, 2012 through May 1, 2012, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.125%
$1.5 billion up to $3 billion	0.115%
$3 billion up to $4.5 billion	0.105%
$4.5 billion and more	0.095%

Beginning May 1, 2012, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.125%
$1.5 billion up to $3 billion	0.105%
$3 billion and more	0.095%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

30

Notes to Financial Statements (Continued)

December 31, 2012

Prior to February 1, 2012, the Trust and NFA operated pursuant to a written Expense Limitation Agreement that limited the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.23% for all share classes. Effective February 1, 2012, the Expense Limitation Agreement limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.21% for all share classes. Unless it is terminated or amended with the consent of the Board of Trustees, the Expense Limitation Agreement will remain in effect until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

Pursuant to the Expense Limitation Agreement, for the year ended December 31, 2012, the Fund reimbursed NFA in the amount of $24,964.

Due to a reduction in the subadvisory fees payable by NFA, NFA had agreed to waive from its Investment Advisory Fee an amount equal to $8,734, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFA has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $731,323 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $9,884.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and

31

Notes to Financial Statements (Continued)

December 31, 2012

maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2012, NFS received $149,874 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $91,792,339 and sales of $250,492,164 (excluding short-term securities).

6.  Portfolio Investment Risks

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the

32

Notes to Financial Statements (Continued)

December 31, 2012

effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $0 of brokerage commissions.

10.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$50,947,630	$—	$50,947,630	$—	$50,947,630

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$44,634,546	$—	$44,634,546	$—	$44,634,546

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$4,966,146	$—	$4,966,146	$(140,380,451)	$198,205,045	$62,790,740

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$2,351,004,167	$519,464,338	$(321,259,293)	$198,205,045

33

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$ 5,765,025	2013
45,797,445	2016
48,307,124	2017
17,582,170	2018

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $1,061,250 to offset capital gains.

The following table represents capital loss carryforwards that are subject to the Modernization Act, and will be utilized to offset capital gains, if any, prior to the utilization of those capital loss carryforwards noted above.

Loss Carryforward Character
Short Term	Long Term
$—	$22,928,687

Amount designated as “—” is zero or has been rounded to zero.

During the year ended December 31, 2012, the Fund had $3,471,330 in capital loss carryforwards that expired, and are no longer eligible to offset future capital gains, if any.

11.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT S&P 500 Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers, and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

35

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

36

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

37

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

38

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

39

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

40

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

41

NVIT Short Term Bond Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

18	Statement of Assets and Liabilities

19	Statement of Operations

20	Statements of Changes in Net Assets

22	Financial Highlights

23	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-STB (2/13)

This page intentionally left blank

Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to interest rate risk.

The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk, and mortgage- and asset-backed securities risk to varying degrees.

The Fund’s value is not guaranteed by the U.S. government or any government agency.

The Fund is subject to risks associated with investing in high-yield bonds.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index comprising publicly issued medium and larger issues of U.S. government, investment-grade corporate, and international dollar-denominated bonds with a maturity of between one and three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-

2

Important Disclosures (Continued)

rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity

REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

3

Important Disclosures (Continued)

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is affiliated with Nationwide Asset Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is affiliated with Nationwide Asset Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve—a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds—and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

December 31, 2012

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Short Term Bond Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Short Term Bond Fund (Class II) returned 3.52% versus 1.26% for its benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Short-Intermediate Investment Grade Debt Funds (consisting of 50 funds as of December 31, 2012) was 3.03% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s holdings in investment-grade (IG) corporate bonds, non-Agency mortgage-backed securities (non-Agency MBS) and commercial mortgage-backed securities (CMBS) were the greatest contributors to Fund performance relative to the Fund’s benchmark during the reporting period.

Strong market technical indicators continued throughout the reporting period as new debt issuance met with very strong demand. (Technical indicators predict the future price levels or the general price direction of a security based on past patterns.) Slowly improving fundamentals and continued monetary accommodation by the Federal Reserve also drove price appreciation, referred to as spread compression, across the IG corporate credit sectors during the reporting period. Non-Agency MBS also contributed to Fund performance during the reporting period due to favorable supply and demand, gradually improving fundamental data and lower volatility than other asset classes.

Continuing improvement in commercial property fundamentals in selected markets and property types, as well as an improving supply/demand balance, benefited CMBS during the reporting period. Expectations are for continued slow economic recovery, improved market support and liquidity for this asset class.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The Fund’s underweight positions in Agency mortgage-backed securities (MBS) and government bonds (Treasurys and Agencies) relative to the Fund’s benchmark detracted from the Fund’s relative performance during the reporting period. A cash holding during the reporting period, held for ongoing liquidity purposes and not part of the benchmark, reduced relative Fund performance as cash yields were low during the reporting period and seemed likely to continue to be low, given the Fed’s prevailing monetary policy.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary S. Davis, CFA

7

Fund Performance	NVIT Short Term Bond Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class I	3.83%	3.11%
Class II	3.52%	2.84%
Class Y	4.02%	3.25%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of March 24, 2008.

Expense Ratios

Expense Ratio*
Class I	0.56%
Class II	0.81%
Class Y	0.41%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class II shares of the NVIT Short Term Bond Fund since inception through 12/31/12 versus performance of the Barclays U.S. 1-3 Year Government Credit Bond Index(a) and the Consumer Price Index (CPI)(b) from 4/1/08 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays U.S. 1-3 Year Government/Credit Bond Index is an unmanaged index comprising publicly issued medium and larger issues of U.S. government, investment-grade corporate, and international dollar-denominated bonds with a maturity of between one and three years.
(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Short Term Bond Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,016.60	2.79	0.55
	Hypothetical[b]	1,000.00	1,022.37	2.80	0.55
Class II Shares	Actual	1,000.00	1,015.50	4.05	0.80
	Hypothetical[b]	1,000.00	1,021.11	4.06	0.80
Class Y Shares	Actual	1,000.00	1,018.50	2.03	0.40
	Hypothetical[b]	1,000.00	1,023.13	2.03	0.40

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Short Term Bond Fund
December 31, 2012

Asset Allocation †
Corporate Bonds	64.4%
U.S. Treasury Notes	9.5%
U.S. Government Sponsored & Agency Obligations	8.0%
Commercial Mortgage Backed Securities	6.4%
Collateralized Mortgage Obligations	4.4%
Mutual Fund	3.7%
Yankee Dollars	3.4%
Asset-Backed Securities	0.9%
U.S. Government Mortgage Backed Agencies	0.7%
Municipal Bond	0.6%
Liabilities in excess of other assets	(2.0%)

100.0%

Top Industries ††
Commercial Banks	6.6%
Oil, Gas & Consumable Fuels	6.0%
Diversified Financial Services	5.7%
Metals & Mining	4.4%
Gas Utilities	3.5%
Health Care Providers & Services	3.5%
Media	3.3%
Automobiles	2.8%
Insurance	2.8%
Electric Utilities	2.6%
Other Industries	58.8%

100.0%

Top Holdings ††
U.S. Treasury Notes, 0.25%, 04/30/14	5.3%
Fidelity Institutional Money Market Fund—Institutional Class	3.6%
Federal Home Loan Mortgage Corp., 1.00%, 08/20/14	3.4%
U.S. Treasury Notes, 0.13%, 12/31/14	2.7%
U.S. Treasury Notes, 0.25%, 06/30/14	1.3%
Lorillard Tobacco Co., 3.50%, 08/04/16	1.1%
Watson Pharmaceuticals, Inc., 5.00%, 08/15/14	1.1%
Banc of America Mortgage Securities, Inc., 5.50%, 05/25/34	1.1%
Federal Home Loan Banks, 2.38%, 03/14/14	1.0%
Kraft Foods Group, Inc., 1.63%, 06/04/15	1.0%
Other Holdings	78.4%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Short Term Bond Fund

Asset-Backed Securities 0.9%

	Principal Amount	Market Value

Automobiles 0.9%
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A, 2.20%, 09/16/19 (a)	$3,000,000	$3,017,292
First Investors Auto Owner Trust, Series 2012-2A, Class A2, 1.47%, 05/15/18 (a)	10,000,000	10,018,880

		13,036,172

Student Loan 0.0%†
Access Group, Inc., Series 2002-1, Class A2, 0.49%, 09/25/25 (b)	86,039	85,923

Total Asset-Backed Securities (cost $13,083,445)		13,122,095

Collateralized Mortgage Obligations 4.4%
Banc of America Mortgage Securities, Inc., Series 2004-6, Class 1A3, 5.50%, 05/25/34	15,087,003	15,687,527
Federal Home Loan Mortgage Corp. REMICS
Series 3640, Class EL, 4.00%, 03/15/20	2,107,175	2,210,197
Series 3728, Class EA, 3.50%, 09/15/20	1,887,793	1,930,891
Series 3563, Class BA, 4.00%, 06/15/22	289,706	291,308
Series 3609, Class JA, 4.00%, 06/15/23	4,729,293	4,829,795
Series 3614, Class QA, 4.00%, 05/15/24	9,220,959	9,608,341
Series 3827, Class UA, 3.50%, 03/15/26	5,969,128	6,063,027
Series 3616, Class PA, 4.50%, 11/15/39	2,113,957	2,252,049
Federal National Mortgage Association REMICS,
Series 2010-135, Class FP, 0.61%, 12/25/40 (b)	10,454,656	10,488,863
Government National Mortgage Association
Series 2009-22, Class AG, 4.00%, 10/16/32	1,239,488	1,251,793
Series 2010-29, Class BA, 4.50%, 04/20/36	1,501,977	1,529,774
GSAA Trust, Series 2004-NC1, Class AF6, 4.76%, 11/25/33 (c)	426,978	431,056

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Residential Accredit Loans, Inc., Series 2003-QS20, Class CB, 5.00%, 11/25/18	$3,369,411	$3,478,944

Springleaf Mortgage Loan Trust, Series 2012-3A, Class A, 1.57%, 12/25/59 (a)(b)	4,806,159	4,833,194

Total Collateralized Mortgage Obligations (cost $64,857,912)		64,886,759

Commercial Mortgage Backed Securities 6.4%
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4 5.19%, 09/10/47 (b)	10,015,000	11,157,241
Bear Stearns Commercial Mortgage Securities
Series 2003-PWR2, Class A4, 5.19%, 05/11/39 (b)	3,985,707	4,058,845
Series 2004-T16, Class A6, 4.75%, 02/13/46 (b)	9,735,000	10,347,526
Series 2005-T18, Class A4, 4.93%, 02/13/42 (b)	4,000,000	4,319,828
Series 2006-PW12, Class A4, 5.71%, 09/11/38 (b)	1,730,000	1,980,350
Series 2006-T22, Class AAB, 5.57%, 04/12/38 (b)	315,379	321,901
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 3.74%, 11/10/46 (a)	4,806,252	5,198,491
GE Capital Commercial Mortgage Corp.
Series 2005-C1, Class A3, 4.58%, 06/10/48	466,175	474,658
Series 2005-C1, Class AJ, 4.83%, 06/10/48 (b)	8,500,000	8,994,131
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 5.40%, 08/10/38 (b)	9,217,000	9,739,410
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP2, Class A3A, 4.68%, 07/15/42	4,871,318	4,921,468
Series 2006-LDP6, Class ASB, 5.49%, 04/15/43 (b)	587,750	619,286
Series 2006-LDP7, Class ASB, 5.87%, 04/15/45 (b)	1,357,051	1,436,171
Series 2011-C4, Class A2, 3.34%, 07/15/46 (a)	1,000,000	1,075,302
LB-UBS Commercial Mortgage Trust
Series 2004-C4, Class A3, 5.38%, 06/15/29 (b)	83,259	84,913
Series 2007-C6, Class A2, 5.85%, 07/15/40	358,655	367,370

12

Statement of Investments (Continued)

December 31, 2012

NVIT Short Term Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A4 4.75%, 06/12/43 (b)	$10,026,000	$10,888,156
Morgan Stanley Capital I
Series 2004-IQ8, Class A5, 5.11%, 06/15/40 (b)	6,842,019	7,166,173
Series 2004-T13, Class A4, 4.66%, 09/13/45	1,000,000	1,028,610
Series 2005-HQ5, Class A4, 5.17%, 01/14/42	725,000	777,385
Series 2005-IQ9, Class A3, 4.54%, 07/15/56	544,583	549,755
Series 2005-T19, Class AAB, 4.85%, 06/12/47	52,233	53,740
Series 2006-HQ9, Class A3, 5.71%, 07/12/44	2,991,697	3,031,350
Series 2008-T29, Class A3, 6.27%, 01/11/43 (b)	137,000	144,418
Series 2011-C1, Class A2, 3.88%, 09/15/47 (a)	5,000,000	5,423,330

Total Commercial Mortgage Backed Securities (cost $94,155,700)		94,159,808

Corporate Bonds 64.4%
Aerospace & Defense 1.7%
L-3 Communications Corp., 3.95%, 11/15/16	13,000,000	14,056,458
Northrop Grumman Corp., 1.85%, 11/15/15	5,000,000	5,133,965
United Technologies Corp., 0.81%, 06/01/15 (b)	5,000,000	5,049,265

		24,239,688

Airlines 0.7%
Continental Airlines Pass Through Trust, Series 2006-1, Class G, 0.66%, 06/02/15 (b)	10,530,099	10,319,497

Auto Components 0.2%
BorgWarner, Inc., 5.75%, 11/01/16	3,000,000	3,375,177

Automobiles 2.0%
Daimler Finance North America LLC
1.51%, 09/13/13 (a)(b)	10,000,000	10,055,990
1.13%, 04/10/14 (a)(b)	4,000,000	4,011,720
Volkswagen International Finance NV, 1.06%, 03/21/14 (a)(b)	15,000,000	15,079,920

		29,147,630

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages 0.7%
Molson Coors Brewing Co., 2.00%, 05/01/17	$4,000,000	$4,097,696
SABMiller Holdings, Inc., 1.85%, 01/15/15 (a)	5,000,000	5,098,435
SABMiller PLC, 5.70%, 01/15/14 (a)	750,000	788,670

		9,984,801

Biotechnology 1.9%
Amgen, Inc., 1.88%, 11/15/14	10,000,000	10,226,700
Celgene Corp., 2.45%, 10/15/15	10,750,000	11,155,361
Genentech, Inc., 4.75%, 07/15/15	5,930,000	6,539,729

		27,921,790

Capital Markets 0.8%
FMR LLC, 4.75%, 03/01/13 (a)	3,375,000	3,397,832
Morgan Stanley, 4.75%, 04/01/14	8,000,000	8,283,800

		11,681,632

Chemicals 1.4%
Cytec Industries, Inc., 6.00%, 10/01/15	10,000,000	11,034,130
Ecolab, Inc., 1.45%, 12/08/17	10,000,000	9,954,570

		20,988,700

Commercial Banks 6.7%
Bank of America NA, 6.00%, 06/15/16	10,000,000	11,326,580
CoBank, ACB
7.88%, 04/16/18 (a)	3,000,000	3,811,734
0.91%, 06/15/22 (a)(b)	8,635,000	7,084,577
HSBC USA, Inc., 2.38%, 02/13/15	6,000,000	6,171,756
ING Bank NV, 5.13%, 05/01/15 (a)	14,495,000	15,085,773
JPMorgan Chase Bank NA, 0.64%, 06/13/16 (b)	5,000,000	4,860,815
National City Bank, 0.66%, 12/15/16 (b)	10,432,000	10,230,621
Standard Chartered PLC, 3.85%, 04/27/15 (a)	7,000,000	7,382,270
SunTrust Bank
0.60%, 08/24/15 (b)	5,000,000	4,857,540
5.20%, 01/17/17	10,000,000	10,964,080
Union Bank NA, 5.95%, 05/11/16	9,500,000	10,820,908

13

Statement of Investments (Continued)

December 31, 2012

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
UnionBanCal Corp., 5.25%, 12/16/13	$1,075,000	$1,117,372
Wachovia Corp., 0.65%, 10/28/15 (b)	5,000,000	4,924,540

		98,638,566

Commercial Services & Supplies 1.2%
Catholic Health Initiatives, 1.60%, 11/01/17	10,000,000	10,107,000
Waste Management, Inc., 6.38%, 03/11/15	7,321,000	8,187,550

		18,294,550

Computers & Peripherals 0.9%
Hewlett-Packard Co.
2.35%, 03/15/15	6,000,000	6,026,718
2.20%, 12/01/15	2,000,000	2,002,734
3.30%, 12/09/16	5,000,000	5,089,445

		13,118,897

Consumer Finance 2.5%
American Honda Finance Corp.
6.70%, 10/01/13 (a)	1,000,000	1,045,415
2.50%, 09/21/15 (a)	4,200,000	4,379,802
Hyundai Capital America, 1.63%, 10/02/15 (a)	8,000,000	8,048,072
Toyota Motor Credit Corp.
1.00%, 02/17/15	6,000,000	6,040,248
3.20%, 06/17/15	7,035,000	7,459,970
0.88%, 07/17/15	5,000,000	5,020,595
1.25%, 10/05/17	5,000,000	5,035,565

		37,029,667

Diversified Financial Services 5.8%
Ameritech Capital Funding Corp., 9.10%, 06/01/16	7,510,400	8,706,604
Caterpillar Financial Services Corp., 1.13%, 12/15/14	10,000,000	10,107,270
Citigroup, Inc.
6.50%, 08/19/13	3,000,000	3,103,791
6.00%, 12/13/13	6,000,000	6,287,178
General Electric Capital Corp.
Series A, 0.57%, 09/15/14 (b)	4,500,000	4,494,595
0.55%, 01/08/16 (b)	5,000,000	4,942,065
0.48%, 02/15/17 (b)	5,000,000	4,864,275
Harley-Davidson Financial Services, Inc.
3.88%, 03/15/16 (a)	10,470,000	11,238,467
2.70%, 03/15/17 (a)	3,000,000	3,100,575
Harley-Davidson Funding Corp., 5.75%, 12/15/14 (a)	3,385,000	3,696,711

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
Hyundai Capital Services, Inc.
6.00%, 05/05/15 (a)	$6,590,000	$7,236,736
4.38%, 07/27/16 (a)	2,400,000	2,580,996
3.50%, 09/13/17 (a)	2,650,000	2,798,427
JPMorgan Chase & Co., 5.25%, 05/01/15	7,000,000	7,614,796
USAA Capital Corp., 1.05%, 09/30/14 (a)	5,000,000	5,022,345

		85,794,831

Diversified Telecommunication Services 0.3%
Verizon New England, Inc., Series C, 4.75%, 10/01/13	3,495,000	3,603,397

Electric Utilities 2.7%
DTE Energy Co.
1.01%, 06/03/13 (b)	10,000,000	10,018,970
7.63%, 05/15/14	5,000,000	5,459,160
ITC Holdings Corp.
5.25%, 07/15/13 (a)	2,000,000	2,036,468
6.05%, 01/31/18 (a)	6,500,000	7,621,679
PSEG Power LLC, 2.75%, 09/15/16	7,000,000	7,283,892
Trans-Allegheny Interstate Line Co., 4.00%, 01/15/15 (a)	7,000,000	7,353,318

		39,773,487

Electrical Equipment 0.6%
Thermo Fisher Scientific, Inc., 5.00%, 06/01/15	8,000,000	8,744,104

Energy Equipment & Services 0.7%
Schlumberger Investment SA, 1.25%, 08/01/17 (a)	10,000,000	9,970,740

Food & Staples Retailing 0.5%
Safeway, Inc., 6.25%, 03/15/14	6,525,000	6,883,927

Food Products 1.0%
Kraft Foods Group, Inc., 1.63%, 06/04/15 (a)	15,000,000	15,266,535

Gas Utilities 3.6%
Enbridge Energy Partners LP
5.88%, 12/15/16	7,650,000	8,844,150
Series B, 6.50%, 04/15/18	6,000,000	7,301,712
Energy Transfer Partners LP
6.00%, 07/01/13	6,000,000	6,142,212
8.50%, 04/15/14	1,604,000	1,744,159
5.95%, 02/01/15	6,345,000	6,953,175
Enterprise Products Operating LLC, 3.70%, 06/01/15	5,000,000	5,313,255

14

Statement of Investments (Continued)

December 31, 2012

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Kinder Morgan Energy Partners LP, 3.50%, 03/01/16	$5,000,000	$5,344,995
Sempra Energy, 1.07%, 03/15/14 (b)	8,000,000	8,041,976
Sunoco Logistics Partners Operations LP
8.75%, 02/15/14	365,000	392,012
6.13%, 05/15/16	2,000,000	2,242,728

		52,320,374

Health Care Providers & Services 3.6%
Aristotle Holding, Inc.
2.75%, 11/21/14 (a)	3,000,000	3,094,785
2.10%, 02/12/15 (a)	2,000,000	2,037,310
3.50%, 11/15/16 (a)	5,000,000	5,345,825
CareFusion Corp., 5.13%, 08/01/14	12,049,000	12,803,255
Express Scripts, Inc., 3.13%, 05/15/16	10,000,000	10,542,920
Hospira, Inc.
6.40%, 05/15/15	2,125,000	2,363,485
6.05%, 03/30/17	7,713,000	8,954,500
Quest Diagnostics, Inc., 1.16%, 03/24/14 (b)	8,000,000	8,048,776

		53,190,856

Industrial Conglomerates 0.7%
General Electric Co., 0.85%, 10/09/15	5,000,000	5,017,625
Tyco Electronics Group SA, 5.95%, 01/15/14	5,065,000	5,332,989

		10,350,614

Insurance 2.9%
Berkshire Hathaway, Inc., 1.01%, 08/15/14 (b)	10,000,000	10,103,230
MetLife Institutional Funding II, 1.63%, 04/02/15 (a)	5,000,000	5,093,805
MetLife, Inc.
5.00%, 06/15/15	2,000,000	2,201,792
6.75%, 06/01/16	2,000,000	2,368,692
Metropolitan Life Global Funding I, 2.00%, 01/09/15 (a)	6,000,000	6,161,898
Prudential Financial, Inc.
2.75%, 01/14/13	7,000,000	7,006,601
5.15%, 01/15/13	5,000,000	5,005,595
Travelers Cos., Inc. (The), 5.50%, 12/01/15	4,010,000	4,538,678

		42,480,291

Corporate Bonds (continued)

	Principal Amount	Market Value

Media 3.4%
Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	$547,000	$555,625
Comcast Corp.
5.30%, 01/15/14	5,000,000	5,245,920
5.85%, 11/15/15	7,000,000	7,967,428
Cox Communications, Inc., 7.25%, 11/15/15	6,770,000	7,755,008
DIRECTV Holdings LLC, 3.55%, 03/15/15	7,480,000	7,868,631
Discovery Communications LLC, 3.70%, 06/01/15	10,000,000	10,653,670
TCI Communications, Inc., 8.75%, 08/01/15	2,000,000	2,386,590
Time Warner Cable, Inc., 8.25%, 02/14/14	750,000	812,437
Time Warner, Inc., 3.15%, 07/15/15	5,250,000	5,551,849
Viacom, Inc., 4.25%, 09/15/15	1,140,000	1,237,771

		50,034,929

Metals & Mining 3.6%
Anglo American Capital PLC, 9.38%, 04/08/14 (a)	13,300,000	14,620,956
ArcelorMittal
9.00%, 02/15/15	3,000,000	3,338,502
4.25%, 03/01/16	5,030,000	5,049,552
Barrick International Barbados Corp., 5.75%, 10/15/16 (a)	8,000,000	9,177,048
Kinross Gold Corp., 3.63%, 09/01/16	10,000,000	10,174,530
Xstrata Canada Financial Corp.
2.85%, 11/10/14 (a)	5,000,000	5,132,000
3.60%, 01/15/17 (a)	5,000,000	5,265,560

		52,758,148

Office Electronics 0.9%
Xerox Corp.
1.13%, 05/16/14 (b)	7,500,000	7,484,295
6.40%, 03/15/16	5,500,000	6,197,785

		13,682,080

Oil, Gas & Consumable Fuels 5.3%
Anadarko Petroleum Corp.
5.95%, 09/15/16	13,000,000	14,964,703
6.38%, 09/15/17	3,000,000	3,583,485
BG Energy Capital PLC, 2.88%, 10/15/16 (a)	5,000,000	5,277,220
BP Capital Markets PLC
3.13%, 10/01/15	5,000,000	5,307,740
3.20%, 03/11/16	10,000,000	10,667,230
1.38%, 11/06/17	5,000,000	5,004,410

15

Statement of Investments (Continued)

December 31, 2012

NVIT Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp., 2.50%, 12/01/17	$5,000,000	$5,030,835
Nexen, Inc., 5.65%, 05/15/17	2,000,000	2,281,426
Rowan Cos., Inc., 5.00%, 09/01/17	6,465,000	7,181,969
Transocean, Inc.
5.05%, 12/15/16	10,000,000	11,134,220
6.00%, 03/15/18	6,905,000	8,008,343

		78,441,581

Pharmaceuticals 2.1%
AbbVie, Inc., 1.20%, 11/06/15 (a)	15,000,000	15,100,215
Watson Pharmaceuticals, Inc., 5.00%, 08/15/14	14,905,000	15,878,237

		30,978,452

Real Estate Investment Trusts (REITs) 1.6%
CommonWealth REIT
6.40%, 02/15/15	5,000,000	5,366,755
6.25%, 06/15/17	3,500,000	3,822,959
Highwoods Realty LP, 5.85%, 03/15/17	5,200,000	5,864,544
UDR, Inc., 5.25%, 01/15/15	5,000,000	5,373,980
WEA Finance LLC/WT Finance Aust Pty Ltd., 5.75%, 09/02/15 (a)	3,120,000	3,483,349

		23,911,587

Road & Rail 1.7%
ERAC USA Finance LLC
2.25%, 01/10/14 (a)	10,425,000	10,531,220
5.60%, 05/01/15 (a)	1,225,000	1,340,894
2.75%, 03/15/17 (a)	3,000,000	3,131,346
6.38%, 10/15/17 (a)	1,505,000	1,820,242
Federal Express Corp. 1993 Pass Through Trust
Series B2, 7.63%, 01/01/15	3,224,163	3,516,093
Series A2, 8.76%, 05/22/15	2,286,278	2,452,033
Series C2, 7.96%, 03/28/17	1,448,255	1,614,805
Federal Express Corp. 1998 Pass Through Trust, Series 981A, 6.72%, 07/15/23	738,110	893,113

		25,299,746

Thrifts & Mortgage Finance 1.0%
Federal Agricultural Mortgage Corp., 1.25%, 12/06/13	5,000,000	5,045,370
Santander Holdings USA, Inc., 4.63%, 04/19/16	9,000,000	9,409,410

		14,454,780

Corporate Bonds (continued)

	Principal Amount	Market Value

Tobacco 1.6%
Lorillard Tobacco Co., 3.50%, 08/04/16	$15,700,000	$16,613,725
Reynolds American, Inc.
7.30%, 07/15/15	2,814,000	3,221,920
7.63%, 06/01/16	3,000,000	3,589,239

		23,424,884

Wireless Telecommunication Services 0.1%
Cellco Partnership/Verizon Wireless Capital LLC, 7.38%, 11/15/13	1,000,000	1,056,967

Total Corporate Bonds (cost $928,355,491)		947,162,905

Municipal Bond 0.6%
Illinois 0.6%
State of Illinois, 4.51%, 03/01/15	8,000,000	8,502,480

Total Municipal Bond (cost $8,000,000)		8,502,480

U.S. Government Mortgage Backed Agencies 0.7%
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 1Q0648
2.61%, 06/01/37 (b)	3,029,954	3,218,474
Pool# 1B3601
3.17%, 10/01/37 (b)	570,001	604,394
Federal National Mortgage Association Pool
Pool# 747271
2.95%, 07/01/34 (b)	2,545,690	2,719,168
Pool# 886345
6.32%, 08/01/36 (b)	1,026,939	1,119,756
Pool# 893776
5.90%, 09/01/36 (b)	1,075,396	1,169,260
Pool# 949691
6.29%, 09/01/37 (b)	1,146,757	1,251,451

Total U.S. Government Mortgage Backed Agencies (cost $9,735,359)		10,082,503

U.S. Government Sponsored & Agency Obligations 8.0%
Federal Home Loan Banks
1.75%, 03/08/13	15,000,000	15,042,030
3.13%, 12/13/13	5,000,000	5,139,295
2.38%, 03/14/14	15,000,000	15,389,370
2.50%, 06/13/14	10,000,000	10,325,890

16

Statement of Investments (Continued)

December 31, 2012

NVIT Short Term Bond Fund (Continued)

U.S. Government Sponsored & Agency Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp.
0.50%, 10/15/13	$15,000,000	$15,037,680
1.00%, 08/20/14	51,000,000	51,595,068
New Valley Generation II Pass Through Trust 5.57%, 05/01/20	4,559,349	5,252,370

Total U.S. Government Sponsored & Agency Obligations (cost $116,893,110)		117,781,703

U.S. Treasury Notes 9.5%
U.S. Treasury Notes
0.25%, 04/30/14	80,000,000	80,034,400
0.25%, 06/30/14	20,000,000	20,007,820
0.13%, 12/31/14	40,000,000	39,900,000

Total U.S. Treasury Notes (cost $139,878,293)		139,942,220

Yankee Dollars 3.4%
Energy Equipment & Services 0.9%
Weatherford International Ltd.
5.15%, 03/15/13	4,000,000	4,031,696
4.95%, 10/15/13	1,000,000	1,029,045
5.50%, 02/15/16	7,000,000	7,710,647

		12,771,388

Industrial Conglomerates 0.5%
Tyco International Finance SA, 3.38%, 10/15/15	6,762,000	7,172,704

Metals & Mining 0.9%
Teck Resources Ltd., 5.38%, 10/01/15	8,820,000	9,717,550
Xstrata Canada Corp., 6.00%, 10/15/15	3,650,000	4,055,708

		13,773,258

Oil, Gas & Consumable Fuels 0.8%
Noble Holding International Ltd., 3.45%, 08/01/15	11,000,000	11,591,525

Pharmaceuticals 0.3%
Teva Pharmaceutical Finance III BV, 0.81%, 03/21/14 (b)	4,300,000	4,317,213

Total Yankee Dollars (cost $48,588,151)		49,626,088

Mutual Fund 3.7%

	Shares	Market Value

Money Market Fund 3.7%
Fidelity Institutional Money Market Fund—Institutional Class, 0.18% (d)	54,575,700	$54,575,700

Total Mutual Fund (cost $54,575,700)		54,575,700

Total Investments (cost $1,478,123,161) (e) — 102.0%		1,499,842,261

Liabilities in excess of other assets — (2.0)%		(29,154,485)

NET ASSETS — 100.0%		$1,470,687,776

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2012 was $289,373,369 which represents 19.68% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 2012. The maturity date represents the actual maturity date.

(c)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at December 31, 2012.

(d)	Represents 7-day effective yield as of December 31, 2012.
(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

ACB	Agricultural Credit Bank

BV	Private Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

17

Statement of Assets and Liabilities

December 31, 2012

NVIT Short Term Bond Fund
Assets:
Investments, at value (cost $1,478,123,161)	$1,499,842,261
Interest and dividends receivable	10,008,888
Receivable for investments sold	35,668
Receivable for capital shares issued	1,975,162
Prepaid expenses	2,539

Total Assets	1,511,864,518

Liabilities:
Payable for investments purchased	39,901,697
Payable for capital shares redeemed	724,657
Accrued expenses and other payables:
Investment advisory fees	433,987
Fund administration fees	37,998
Distribution fees	21,193
Administrative servicing fees	12,694
Accounting and transfer agent fees	4,256
Custodian fees	8,302
Professional fees	18,885
Printing fees	8,135
Other	4,938

Total Liabilities	41,176,742

Net Assets	$1,470,687,776

Represented by:
Capital	$1,445,427,574
Accumulated undistributed net investment income	1,825,279
Accumulated net realized gains from investment transactions	1,715,823
Net unrealized appreciation/(depreciation) from investments	21,719,100

Net Assets	$1,470,687,776

Net Assets:
Class I Shares	$29,144,698
Class II Shares	99,432,317
Class Y Shares	1,342,110,761

Total	$1,470,687,776

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	2,759,286
Class II Shares	9,441,165
Class Y Shares	127,100,253

Total	139,300,704

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$10.56
Class II Shares	$10.53
Class Y Shares	$10.56

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended December 31, 2012

NVIT Short Term Bond Fund
INVESTMENT INCOME:
Interest income	$28,742,514
Dividend income	28,461
Foreign tax withholding	(14,169)

Total Income	28,756,806

EXPENSES:
Investment advisory fees	4,606,129
Fund administration fees	409,229
Distribution fees Class II Shares	243,849
Administrative servicing fees Class I Shares	26,262
Administrative servicing fees Class II Shares	146,311
Professional fees	76,747
Printing fees	17,805
Trustee fees	53,408
Custodian fees	50,164
Accounting and transfer agent fees	17,737
Compliance program costs (Note 3)	4,871
Other	36,144

Total expenses before earnings credit	5,688,656

Earnings credit (Note 4)	(304)

Net Expenses	5,688,352

NET INVESTMENT INCOME	23,068,454

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	4,056,457
Net change in unrealized appreciation/(depreciation) from investments	21,854,551

Net realized/unrealized gains from investments	25,911,008

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$48,979,462

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	NVIT Short Term Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$23,068,454	$16,233,546
Net realized gains from investment transactions	4,056,457	1,869,882
Net change in unrealized appreciation/(depreciation) from investments	21,854,551	(4,728,613)

Change in net assets resulting from operations	48,979,462	13,374,815

Distributions to Shareholders From:
Net investment income:
Class I	(476,662)	(98,875)
Class II	(1,345,066)	(1,552,812)
Class Y	(22,956,525)	(15,988,872)

Change in net assets from shareholder distributions	(24,778,253)	(17,640,559)

Change in net assets from capital transactions	357,833,460	349,607,884

Change in net assets	382,034,669	345,342,140

Net Assets:
Beginning of year	1,088,653,107	743,310,967

End of year	$1,470,687,776	$1,088,653,107

Accumulated undistributed net investment income at end of year	$1,825,279	$1,362,565

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$24,003,681	$380,509
Dividends reinvested	476,662	98,875
Cost of shares redeemed	(917,737)	(592,414)

Total Class I	23,562,606	(113,030)

Class II Shares
Proceeds from shares issued	30,236,603	28,613,040
Dividends reinvested	1,345,066	1,552,812
Cost of shares redeemed	(25,877,049)	(38,194,224)

Total Class II	5,704,620	(8,028,372)

Class Y Shares
Proceeds from shares issued	372,699,849	368,621,658
Dividends reinvested	22,956,525	15,988,872
Cost of shares redeemed	(67,090,140)	(26,861,244)

Total Class Y	328,566,234	357,749,286

Change in net assets from capital transactions	$357,833,460	$349,607,884

20

Statements of Changes in Net Assets (Continued)

	NVIT Short Term Bond Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011

SHARE TRANSACTIONS:
Class I Shares
Issued	2,275,078	36,598
Reinvested	45,116	9,525
Redeemed	(86,457)	(56,900)

Total Class I Shares	2,233,737	(10,777)

Class II Shares
Issued	2,879,828	2,758,842
Reinvested	127,677	150,089
Redeemed	(2,461,049)	(3,687,090)

Total Class II Shares	546,456	(778,159)

Class Y Shares
Issued	35,299,183	35,475,360
Reinvested	2,174,870	1,542,196
Redeemed	(6,335,508)	(2,582,905)

Total Class Y Shares	31,138,545	34,434,651

Total change in shares	33,918,738	33,645,715

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Short Term Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover(d)
Class I Shares
Year Ended December 31, 2012(e)	$10.34	0.17	0.23	0.40	(0.18)	–	(0.18)	$10.56	3.83%	$29,144,698	0.55%	1.56%	0.55%	42.18%
Year Ended December 31, 2011(e)	$10.38	0.18	(0.03)	0.15	(0.19)	–	(0.19)	$10.34	1.45%	$5,436,533	0.55%	1.71%	0.55%	57.05%
Year Ended December 31, 2010(e)	$10.29	0.16	0.12	0.28	(0.17)	(0.02)	(0.19)	$10.38	2.68%	$5,565,250	0.57%	1.56%	0.57%	43.59%
Year Ended December 31, 2009(e)	$9.80	0.24	0.48	0.72	(0.20)	(0.03)	(0.23)	$10.29	7.39%	$573,625	0.59%	2.25%	0.59%	101.24%
Period Ended December 31, 2008(e)(f)	$10.00	0.22	(0.25)	(0.03)	(0.17)	–	(0.17)	$9.80	(0.34)%	$9,967	0.50%	2.94%	0.53%	88.81%

Class II Shares
Year Ended December 31, 2012(e)	$10.31	0.15	0.21	0.36	(0.14)	–	(0.14)	$10.53	3.52%	$99,432,317	0.80%	1.40%	0.80%	42.18%
Year Ended December 31, 2011(e)	$10.34	0.15	(0.02)	0.13	(0.16)	–	(0.16)	$10.31	1.30%	$91,686,274	0.80%	1.46%	0.80%	57.05%
Year Ended December 31, 2010(e)	$10.25	0.14	0.11	0.25	(0.14)	(0.02)	(0.16)	$10.34	2.42%	$100,026,945	0.82%	1.33%	0.82%	43.59%
Year Ended December 31, 2009(e)	$9.77	0.21	0.48	0.69	(0.18)	(0.03)	(0.21)	$10.25	7.11%	$106,513,719	0.84%	1.95%	0.84%	101.24%
Period Ended December 31, 2008(e)(f)	$10.00	0.22	(0.29)	(0.07)	(0.16)	–	(0.16)	$9.77	(0.67)%	$19,505,830	0.89%	2.92%	0.92%	88.81%

Class Y Shares
Year Ended December 31, 2012(e)	$10.33	0.19	0.22	0.41	(0.18)	–	(0.18)	$10.56	4.02%	$1,342,110,761	0.40%	1.78%	0.40%	42.18%
Year Ended December 31, 2011(e)	$10.36	0.19	(0.01)	0.18	(0.21)	–	(0.21)	$10.33	1.70%	$991,530,300	0.40%	1.87%	0.40%	57.05%
Year Ended December 31, 2010(e)	$10.28	0.18	0.10	0.28	(0.18)	(0.02)	(0.20)	$10.36	2.73%	$637,718,772	0.42%	1.72%	0.42%	43.59%
Year Ended December 31, 2009(e)	$9.79	0.26	0.47	0.73	(0.21)	(0.03)	(0.24)	$10.28	7.53%	$253,825,296	0.45%	2.46%	0.45%	101.24%
Period Ended December 31, 2008(e)(f)	$10.00	0.24	(0.27)	(0.03)	(0.18)	–	(0.18)	$9.79	(0.33)%	$73,930,759	0.50%	3.10%	0.52%	88.81%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

22

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Short Term Bond Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company and other series of the Trust that operate as funds-of-funds, such as the NVIT Cardinal Funds and the NVIT Income Bond Fund.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

23

Notes to Financial Statements (Continued)

December 31, 2010

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$13,122,095	$—	$13,122,095
Collateralized Mortgage Obligations	—	64,886,759	—	64,886,759
Commercial Mortgage Backed Securities	—	94,159,808	—	94,159,808
Corporate Bonds	—	947,162,905	—	947,162,905
Municipal Bond	—	8,502,480	—	8,502,480
Mutual Fund	54,575,700	—	—	54,575,700
U.S. Government Mortgage Backed Agencies	—	10,082,503	—	10,082,503
U.S. Government Sponsored & Agency Obligations	—	117,781,703	—	117,781,703
U.S. Treasury Notes	—	139,942,220	—	139,942,220
Yankee Dollars	—	49,626,088	—	49,626,088
Total	$54,575,700	$1,445,266,561	$—	$1,499,842,261

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

24

Notes to Financial Statements (Continued)

December 31, 2012

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion discounts. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to paydown gains and losses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(d)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

25

Notes to Financial Statements (Continued)

December 31, 2012

(e)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Nationwide Asset Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All assets	0.35%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the affiliated Subadviser. NFA paid the Subadviser $1,143,271 for the year ended December 31, 2012.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $409,229 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $4,871.

26

Notes to Financial Statements (Continued)

December 31, 2012

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares of the Fund.

For the year ended December 31, 2012, NFS received $172,573 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $916,995,704 and sales of $544,711,769 (excluding short-term securities).

For the year ended December 31, 2012, the Fund had purchases of $194,855,664 and sales of $95,020,028 of U.S. Government securities.

6.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

27

Notes to Financial Statements (Continued)

December 31, 2012

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$24,778,253	$—	$24,778,253	$—	$24,778,253

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$17,640,559	$—	$17,640,559	$—	$17,640,559

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$3,542,650	$—	$3,542,650	$—	$21,717,552	$25,260,202

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

28

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,478,124,709	$23,795,929	$(2,078,377)	$21,717,552

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $168,121 to offset capital gains.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Short Term Bond Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

30

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

31

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

32

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

33

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A

34

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

35

NVIT Small Cap Index Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

34	Statement of Assets and Liabilities

35	Statement of Operations

36	Statements of Changes in Net Assets

37	Financial Highlights

38	Notes to Financial Statements

49	Report of Independent Registered Public Accounting Firm

50	Supplemental Information

51	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-SCX (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions.

The Fund is subject to stock market risk.

The Fund also is subject to risks associated with investing in stocks of smaller companies.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

2

Important Disclosures (Continued)

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations

(NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

3

Important Disclosures (Continued)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of BlackRock Investment Management, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of BlackRock Investment Management, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

NVIT Small Cap Index Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the NVIT Small Cap Index Fund (Class Y) returned 16.46% versus 16.35% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Small-Cap Core Funds (consisting of 147 funds as of December 31, 2012) was 15.68% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

Nine of the 10 sectors within the Fund’s benchmark, the Russell 2000 Index (the Index), recorded positive returns during the reporting period. The strongest-contributing sectors that affected Fund performance were financials, consumer discretionary and industrials.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

One of the 10 sectors within the Index (energy) registered negative performance during the reporting period. The weakest-contributing sectors were energy, telecommunication services and utilities.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

The Fund holds futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets.

The Fund held a Russell 2000 Index future with an average weight of 0.02% during the reporting period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre, Christopher Bliss, Edward Corallo, Jennifer Hsui and Timothy Murray

7

Fund Performance	NVIT Small Cap Index Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	Inception[2]
Class Y
	16.46%	3.44%	1.90%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]	Since inception date of April 12, 2007.

Expense Ratios

Expense Ratio*
Class Y	0.26%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class Y shares of the NVIT Small Cap Index Fund since inception through 12/31/12 versus performance of the Russell 2000® Index(a) and the Consumer Price Index (CPI)(b) from 5/1/07 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell 2000® Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	NVIT Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

NVIT Small Cap Index Fund		Beginning Account Value ($) 07/01/12	Ending Account Value ($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class Y Shares	Actual	1,000.00	1,072.30	1.35	0.26
	Hypothetical[b]	1,000.00	1,023.83	1.32	0.26

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	NVIT Small Cap Index Fund
December 31, 2012

Asset Allocation †
Common Stocks	97.3%
Repurchase Agreements	12.6%
Mutual Funds	2.3%
Warrant††	0.0%
Liabilities in excess of other assets†††	(12.2%)

100.0%

Top Industries ††††
Real Estate Investment Trusts (REITs)	7.2%
Commercial Banks	5.6%
Oil, Gas & Consumable Fuels	3.5%
Software	3.3%
Biotechnology	3.2%
Semiconductors & Semiconductor Equipment	3.1%
Specialty Retail	3.1%
Machinery	2.9%
Health Care Equipment & Supplies	2.7%
Hotels, Restaurants & Leisure	2.7%
Other Industries*	62.7%

100.0%

Top Holdings ††††
Fidelity Institutional Money Market Fund—Institutional Class	2.1%
Ocwen Financial Corp.	0.3%
Genesee & Wyoming, Inc., Class A	0.2%
Two Harbors Investment Corp.	0.2%
Pharmacyclics, Inc.	0.2%
CommVault Systems, Inc.	0.2%
Starwood Property Trust, Inc.	0.2%
Alaska Air Group, Inc.	0.2%
Warnaco Group, Inc. (The)	0.2%
Dril-Quip, Inc.	0.2%
Other Holdings*	96.0%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Please refer to Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of December 31, 2012.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

NVIT Small Cap Index Fund

Common Stocks 97.3%

	Shares	Market Value

Aerospace & Defense 1.6%
AAR Corp.	13,991	$261,352
Aerovironment, Inc.*	6,185	134,462
American Science & Engineering, Inc.	2,984	194,587
API Technologies Corp.* (a)	9,904	29,118
Astronics Corp.*	4,296	98,292
CPI Aerostructures, Inc.*	2,157	21,592
Cubic Corp.	5,594	268,344
Curtiss-Wright Corp.	16,433	539,495
DigitalGlobe, Inc.* (a)	12,787	312,514
Esterline Technologies Corp.*	10,761	684,507
GenCorp, Inc.* (a)	21,196	193,943
GeoEye, Inc.*	5,356	164,590
HEICO Corp.	18,489	827,568
Hexcel Corp.* (a)	34,971	942,818
KEYW Holding Corp. (The)* (a)	8,274	104,997
Kratos Defense & Security Solutions, Inc.*	14,392	72,392
LMI Aerospace, Inc.*	3,279	63,416
Moog, Inc., Class A*	15,829	649,464
National Presto Industries, Inc. (a)	1,695	117,125
Orbital Sciences Corp.*	20,818	286,664
SIFCO Industries, Inc.	760	11,970
Sypris Solutions, Inc.	3,841	15,210
Taser International, Inc.*	18,178	162,511
Teledyne Technologies, Inc.*	12,898	839,273

		6,996,204

Air Freight & Logistics 0.4%
Air Transport Services Group, Inc.*	18,725	75,087
Atlas Air Worldwide Holdings, Inc.*	9,309	412,482
Echo Global Logistics, Inc.*	5,326	95,708
Forward Air Corp.	10,245	358,677
Hub Group, Inc., Class A*	13,032	437,875
Pacer International, Inc.*	12,763	49,776
Park-Ohio Holdings Corp.*	3,068	65,379
XPO Logistics, Inc.* (a)	6,362	110,572

		1,605,556

Airlines 0.8%
Alaska Air Group, Inc.*	24,964	1,075,699
Allegiant Travel Co.	5,266	386,577
Hawaiian Holdings, Inc.*	17,967	118,043
JetBlue Airways Corp.*	82,185	469,276
Republic Airways Holdings, Inc.*	16,951	96,282
SkyWest, Inc.	17,818	222,012
Spirit Airlines, Inc.*	14,659	259,758
US Airways Group, Inc.*	56,968	769,068

		3,396,715

Auto Components 0.9%
American Axle & Manufacturing Holdings, Inc.*	23,491	263,099
Cooper Tire & Rubber Co.	21,849	554,091

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Dana Holding Corp.	51,836	$809,160
Dorman Products, Inc.	8,641	305,373
Drew Industries, Inc.	6,787	218,881
Exide Technologies*	27,968	95,651
Federal-Mogul Corp.*	6,199	49,716
Fuel Systems Solutions, Inc.*	5,230	76,881
Gentherm, Inc.*	10,532	140,076
Modine Manufacturing Co.*	16,272	132,291
Shiloh Industries, Inc.	1,994	20,538
Spartan Motors, Inc.	11,799	58,169
Standard Motor Products, Inc.	6,984	155,184
Stoneridge, Inc.*	10,003	51,215
Superior Industries International, Inc.	8,154	166,342
Tenneco, Inc.*	21,301	747,878
Tower International, Inc.*	2,122	17,082

		3,861,627

Automobiles 0.0%†
Winnebago Industries, Inc.*	10,395	178,066

Beverages 0.1%
Boston Beer Co., Inc. (The), Class A* (a)	2,734	367,586
Central European Distribution Corp.* (a)	23,383	50,741
Coca-Cola Bottling Co. Consolidated	1,649	109,659
Craft Brew Alliance, Inc.*	3,890	25,207
National Beverage Corp.	3,983	58,112

		611,305

Biotechnology 3.6%
Achillion Pharmaceuticals, Inc.*	20,755	166,455
Acorda Therapeutics, Inc.*	14,223	353,584
Aegerion Pharmaceuticals, Inc.* (a)	8,570	217,592
Affymax, Inc.* (a)	12,798	243,162
Agenus, Inc.* (a)	8,248	33,817
Alkermes PLC*	43,164	799,397
Allos Therapeutics, Inc.* (b)	27,428	0
Alnylam Pharmaceuticals, Inc.*	16,363	298,625
AMAG Pharmaceuticals, Inc.*	7,614	112,002
Amicus Therapeutics, Inc.* (a)	10,818	28,992
Anacor Pharmaceuticals, Inc.*	5,280	27,456
Arena Pharmaceuticals, Inc.* (a)	76,820	692,916
Arqule, Inc.* (a)	20,985	58,548
Array BioPharma, Inc.*	40,765	151,646
Astex Pharmaceuticals, Inc.*	33,063	96,213
AVEO Pharmaceuticals, Inc.* (a)	13,844	111,444
BioCryst Pharmaceuticals, Inc.* (a)	17,643	25,053
Biospecifics Technologies Corp.*	1,765	26,387
Biotime, Inc.* (a)	11,048	34,691
Celldex Therapeutics, Inc.*	20,983	140,796
Cepheid, Inc.*	23,119	781,653
ChemoCentryx, Inc.* (a)	1,939	21,213
Clovis Oncology, Inc.* (a)	4,873	77,968
Codexis, Inc.* (a)	9,182	20,292

12

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Coronado Biosciences, Inc.* (a)	5,822	$26,257
Cubist Pharmaceuticals, Inc.*	22,360	940,462
Curis, Inc.* (a)	28,364	97,288
Cytori Therapeutics, Inc.* (a)	19,606	55,289
Dendreon Corp.* (a)	54,757	289,117
Discovery Laboratories, Inc.* (a)	15,427	32,551
Durata Therapeutics, Inc.* (a)	2,268	17,327
Dyax Corp.*	35,491	123,509
Dynavax Technologies Corp.* (a)	61,735	176,562
Emergent Biosolutions, Inc.*	9,130	146,445
Enzon Pharmaceuticals, Inc.	14,102	62,472
Exact Sciences Corp.*	22,119	234,240
Exelixis, Inc.* (a)	63,722	291,210
Genomic Health, Inc.*	5,718	155,873
Geron Corp.*	46,660	65,791
GTx, Inc.* (a)	9,401	39,484
Halozyme Therapeutics, Inc.*	31,953	214,405
Hyperion Therapeutics, Inc.*	872	9,836
Idenix Pharmaceuticals, Inc.* (a)	31,109	150,879
ImmunoCellular Therapeutics Ltd.*	16,659	31,985
ImmunoGen, Inc.* (a)	29,089	370,885
Immunomedics, Inc.* (a)	23,566	68,813
Infinity Pharmaceuticals, Inc.*	9,927	347,445
Intercept Pharmaceuticals, Inc.*	855	29,275
InterMune, Inc.* (a)	23,253	225,322
Ironwood Pharmaceuticals, Inc.* (a)	26,695	296,048
Isis Pharmaceuticals, Inc.* (a)	35,517	371,508
Keryx Biopharmaceuticals, Inc.* (a)	25,358	66,438
KYTHERA Biopharmaceuticals, Inc.*	1,696	51,457
Lexicon Pharmaceuticals, Inc.* (a)	71,921	159,665
Ligand Pharmaceuticals, Inc., Class B*	6,217	128,941
MannKind Corp.* (a)	40,124	92,686
Maxygen, Inc.	10,065	24,760
Merrimack Pharmaceuticals, Inc.* (a)	5,449	33,184
Momenta Pharmaceuticals, Inc.*	16,657	196,219
Neurocrine Biosciences, Inc.*	23,597	176,506
NewLink Genetics Corp.* (a)	4,531	56,637
Novavax, Inc.* (a)	41,425	78,293
NPS Pharmaceuticals, Inc.*	30,426	276,877
OncoGenex Pharmaceutical, Inc.* (a)	5,222	68,513
Oncothyreon, Inc.* (a)	20,400	39,168
Opko Health, Inc.* (a)	38,024	182,895
Orexigen Therapeutics, Inc.* (a)	25,532	134,554
Osiris Therapeutics, Inc.* (a)	5,886	52,856
PDL BioPharma, Inc. (a)	49,336	347,819
Pharmacyclics, Inc.*	19,137	1,108,032
Progenics Pharmaceuticals, Inc.*	10,802	32,190
Raptor Pharmaceutical Corp.* (a)	17,475	102,229
Regulus Therapeutics, Inc.*	1,200	7,560
Repligen Corp.*	11,111	69,888
Rigel Pharmaceuticals, Inc.*	29,515	191,847
Sangamo BioSciences, Inc.* (a)	18,754	112,712
Seattle Genetics, Inc.* (a)	33,538	778,082

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
SIGA Technologies, Inc.* (a)	12,393	$32,470
Spectrum Pharmaceuticals, Inc. (a)	21,197	237,194
Sunesis Pharmaceuticals, Inc.* (a)	9,761	40,996
Synageva BioPharma Corp.*	3,588	166,088
Synergy Pharmaceuticals, Inc.* (a)	14,684	77,238
Synta Pharmaceuticals Corp.* (a)	13,332	120,255
Targacept, Inc.*	9,755	42,727
TESARO, Inc.*	1,307	22,154
Theravance, Inc.* (a)	21,383	476,199
Threshold Pharmaceuticals, Inc.* (a)	16,176	68,101
Trius Therapeutics, Inc.*	8,963	42,843
Vanda Pharmaceuticals, Inc.*	10,245	37,906
Verastem, Inc.* (a)	2,299	20,208
Vical, Inc.*	27,108	78,884
XOMA Corp.* (a)	27,368	65,546
ZIOPHARM Oncology, Inc.* (a)	23,738	98,750

		15,587,747

Building Products 1.0%
A.O. Smith Corp.	13,663	861,725
AAON, Inc.	6,559	136,886
Ameresco, Inc., Class A*	7,253	71,152
American Woodmark Corp.*	3,447	95,896
Apogee Enterprises, Inc.	10,042	240,707
Builders FirstSource, Inc. (a)	15,955	89,029
Gibraltar Industries, Inc.*	10,816	172,191
Griffon Corp.	16,030	183,704
Insteel Industries, Inc.	6,373	79,535
NCI Building Systems, Inc.*	6,525	90,697
Nortek, Inc.*	2,696	178,610
Patrick Industries, Inc.*	1,444	22,469
PGT, Inc.*	5,754	25,893
Quanex Building Products Corp.	13,035	266,044
Simpson Manufacturing Co., Inc.	14,021	459,749
Trex Co., Inc.*	5,089	189,463
Universal Forest Products, Inc.	6,973	265,253
USG Corp.* (a)	26,030	730,662

		4,159,665

Capital Markets 2.5%
Apollo Investment Corp.	71,300	596,068
Arlington Asset Investment Corp., Class A	3,709	77,036
Artio Global Investors, Inc.	10,483	19,918
BGC Partners, Inc., Class A	34,962	120,968
BlackRock Kelso Capital Corp.	24,525	246,721
Calamos Asset Management, Inc., Class A	6,901	72,944
Capital Southwest Corp. (a)	1,079	107,501
CIFC Corp.* (a)	2,478	19,824
Cohen & Steers, Inc. (a)	6,559	199,853
Cowen Group, Inc., Class A*	31,198	76,435
Diamond Hill Investment Group, Inc. (a)	968	65,688

13

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Duff & Phelps Corp., Class A	11,190	$174,788
Epoch Holding Corp.	5,738	160,090
Evercore Partners, Inc., Class A	10,146	306,308
FBR & Co.* (a)	14,069	54,447
Fidus Investment Corp.	3,844	63,234
Fifth Street Finance Corp. (a)	36,912	384,623
Financial Engines, Inc.* (a)	16,324	452,991
FXCM, Inc., Class A (a)	7,789	78,435
GAMCO Investors, Inc., Class A	2,322	123,229
GFI Group, Inc.	24,466	79,270
Gladstone Capital Corp.	7,582	61,869
Gladstone Investment Corp.	8,319	57,900
Golub Capital BDC, Inc. (a)	5,161	82,473
Greenhill & Co., Inc.	10,290	534,977
GSV Capital Corp.* (a)	6,869	57,906
Harris & Harris Group, Inc.*	11,131	36,732
Hercules Technology Growth Capital, Inc.	18,135	201,843
HFF, Inc., Class A	11,717	174,583
Horizon Technology Finance Corp.	2,397	35,691
ICG Group, Inc.*	13,182	150,670
INTL. FCStone, Inc.* (a)	4,921	85,675
Investment Technology Group, Inc.*	13,708	123,372
JMP Group, Inc.	5,876	35,667
KBW, Inc.	12,352	188,986
KCAP Financial, Inc. (a)	7,880	72,417
Knight Capital Group, Inc., Class A* (a)	62,942	220,926
Ladenburg Thalmann Financial Services, Inc.* (a)	37,420	52,388
Main Street Capital Corp.	10,735	327,525
Manning & Napier, Inc.	4,902	61,765
MCG Capital Corp.	26,124	120,170
Medallion Financial Corp.	6,784	79,644
Medley Capital Corp.	10,041	146,197
MVC Capital, Inc.	8,564	104,053
New Mountain Finance Corp.	6,779	101,007
NGP Capital Resources Co.	7,851	56,684
OFS Capital Corp.*	2,340	32,035
Oppenheimer Holdings, Inc., Class A (a)	3,702	63,934
PennantPark Investment Corp.	22,551	247,948
Piper Jaffray Cos.*	5,385	173,020
Prospect Capital Corp. (a)	66,978	728,051
Pzena Investment Management, Inc., Class A	3,623	19,564
Safeguard Scientifics, Inc.*	7,434	109,651
Solar Capital Ltd.	13,177	315,062
Solar Senior Capital Ltd.	3,504	65,385
Stellus Capital Investment Corp. (a)	1,500	24,570
Stifel Financial Corp.*	18,874	603,402
SWS Group, Inc.*	10,538	55,746
TCP Capital Corp. (a)	2,077	30,615
THL Credit, Inc. (a)	4,829	71,421
TICC Capital Corp. (a)	13,996	141,640

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Triangle Capital Corp.	9,719	$247,737
Virtus Investment Partners, Inc.*	2,149	259,900
Walter Investment Management Corp.* (a)	12,544	539,643
Westwood Holdings Group, Inc.	2,409	98,528
WisdomTree Investments, Inc.* (a)	20,681	126,568

		10,605,911

Chemicals 2.1%
A. Schulman, Inc.	10,211	295,404
ADA-ES, Inc.* (a)	3,278	55,333
American Vanguard Corp.	9,879	306,941
Arabian American Development Co.*	7,324	60,863
Balchem Corp.	10,326	375,866
Calgon Carbon Corp.*	20,062	284,479
Chase Corp. (a)	2,330	43,338
Chemtura Corp.*	34,719	738,126
Ferro Corp.*	30,741	128,497
Flotek Industries, Inc.*	17,672	215,598
FutureFuel Corp.	6,891	81,589
Georgia Gulf Corp.	12,007	495,649
GSE Holding, Inc.*	2,980	18,476
H.B. Fuller Co.	17,427	606,808
Hawkins, Inc.	3,278	126,662
Innophos Holdings, Inc.	7,584	352,656
Innospec, Inc.	8,144	280,887
KMG Chemicals, Inc.	2,860	50,250
Koppers Holdings, Inc.	7,308	278,800
Kraton Performance Polymers, Inc.*	11,360	272,981
Landec Corp.*	9,186	87,175
LSB Industries, Inc.* (a)	6,613	234,233
Minerals Technologies, Inc.	12,336	492,453
Olin Corp.	28,103	606,744
OM Group, Inc.*	11,346	251,881
OMNOVA Solutions, Inc.*	16,525	115,840
PolyOne Corp.	31,383	640,841
Quaker Chemical Corp.	4,579	246,625
Sensient Technologies Corp.	17,525	623,189
Spartech Corp.*	10,726	97,285
Stepan Co.	5,926	329,130
Tredegar Corp.	8,470	172,957
Zep, Inc.	7,725	111,549
Zoltek Cos., Inc.* (a)	9,766	75,687

		9,154,792

Commercial Banks 6.3%
1st Source Corp.	5,388	119,021
1st United Bancorp, Inc.	11,316	70,725
Access National Corp. (a)	1,927	25,051
Alliance Financial Corp.	1,805	78,536
American National Bankshares, Inc.	2,088	42,157
Ameris Bancorp*	8,601	107,426
Ames National Corp. (a)	3,104	67,978

14

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Arrow Financial Corp.	3,927	$97,979
Bancfirst Corp. (a)	2,361	100,012
Banco Latinoamericano de Comercio Exterior SA, Class E	9,932	214,134
Bancorp, Inc. (The)*	10,298	112,969
BancorpSouth, Inc.	33,411	485,796
Bank of Kentucky Financial Corp. (The)	2,283	56,459
Bank of Marin Bancorp	2,027	75,931
Bank of the Ozarks, Inc.	10,293	344,507
Banner Corp.	6,598	202,757
Bar Harbor Bankshares	996	33,515
BBCN Bancorp, Inc.	27,692	320,396
Berkshire Bancorp, Inc.	1,031	8,454
Boston Private Financial Holdings, Inc.	27,714	249,703
Bridge Bancorp, Inc.	3,178	64,641
Bridge Capital Holdings*	3,427	53,324
Bryn Mawr Bank Corp. (a)	4,316	96,117
BSB Bancorp, Inc./MA*	2,194	26,833
C&F Financial Corp.	839	32,671
Camden National Corp.	2,877	97,732
Capital Bank Financial Corp., Class A*	2,300	39,261
Capital City Bank Group, Inc.* (a)	4,178	47,504
Cardinal Financial Corp.	10,602	172,495
Cascade Bancorp* (a)	2,344	14,673
Cathay General Bancorp	27,826	542,607
Center Bancorp, Inc.	4,530	52,457
Centerstate Banks, Inc.	10,909	93,054
Central Pacific Financial Corp.*	7,646	119,201
Century Bancorp, Inc., Class A	1,404	46,262
Chemical Financial Corp.	9,598	228,048
Citizens & Northern Corp.	4,606	87,053
Citizens Republic Bancorp, Inc.*	14,185	269,089
City Holding Co. (a)	5,372	187,214
CNB Financial Corp.	4,815	78,870
CoBiz Financial, Inc.	12,598	94,107
Columbia Banking System, Inc.	14,179	254,371
Community Bank System, Inc. (a)	13,951	381,699
Community Trust Bancorp, Inc.	5,125	167,997
Crescent Financial Bancshares, Inc.* (a)	592	2,717
CVB Financial Corp.	31,010	322,504
Eagle Bancorp, Inc.*	6,091	121,637
Enterprise Bancorp, Inc. (a)	2,388	39,450
Enterprise Financial Services Corp.	6,449	84,288
Farmers National Banc Corp. (a)	4,868	30,182
Fidelity Southern Corp.* (a)	2,707	25,852
Financial Institutions, Inc.	5,035	93,802
First Bancorp (a)	5,528	70,869
First Bancorp, Inc.	3,501	57,661
First BanCorp, Puerto Rico*	22,353	102,377
First Busey Corp.	27,136	126,182
First California Financial Group, Inc.*	8,378	64,678
First Commonwealth Financial Corp.	37,574	256,255
First Community Bancshares, Inc.	5,934	94,766

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
First Connecticut Bancorp, Inc.	6,702	$92,152
First Financial Bancorp	20,706	302,722
First Financial Bankshares, Inc. (a)	11,115	433,596
First Financial Corp.	4,128	124,831
First Interstate BancSystem, Inc.	5,977	92,225
First Merchants Corp.	10,247	152,065
First Midwest Bancorp, Inc.	26,598	333,007
First of Long Island Corp. (The)	3,027	85,725
FirstMerit Corp. (a)	38,609	547,862
FNB Corp.	49,287	523,428
FNB United Corp.* (a)	3,606	41,830
German American Bancorp, Inc.	4,695	101,975
Glacier Bancorp, Inc.	25,250	371,428
Great Southern Bancorp, Inc.	3,729	94,903
Guaranty Bancorp*	22,841	44,540
Hancock Holding Co.	26,842	851,965
Hanmi Financial Corp.*	11,227	152,575
Heartland Financial USA, Inc. (a)	5,234	136,869
Heritage Commerce Corp.*	7,837	54,702
Heritage Financial Corp.	5,878	86,348
Heritage Oaks Bancorp*	5,281	30,630
Home BancShares, Inc.	7,862	259,603
HomeTrust Bancshares, Inc.*	6,548	88,463
Horizon Bancorp	1,749	34,368
Hudson Valley Holding Corp.	5,685	88,515
IBERIABANK Corp.	10,369	509,325
Independent Bank Corp. (a)	7,801	225,839
International Bancshares Corp.	18,657	336,759
Investors Bancorp, Inc.	15,710	279,324
Lakeland Bancorp, Inc.	9,954	101,332
Lakeland Financial Corp.	5,992	154,833
MainSource Financial Group, Inc.	7,362	93,277
MB Financial, Inc.	19,302	381,215
Mercantile Bank Corp.	2,817	46,481
Merchants Bancshares, Inc.	2,095	56,083
Metro Bancorp, Inc.*	5,103	67,462
MetroCorp Bancshares, Inc.*	4,890	53,741
Middleburg Financial Corp.	941	16,618
MidSouth Bancorp, Inc.	3,149	51,486
MidWestOne Financial Group, Inc.	1,865	38,251
National Bank Holdings Corp., Class A	2,537	48,178
National Bankshares, Inc. (a)	2,669	86,449
National Penn Bancshares, Inc.	43,665	406,958
NBT Bancorp, Inc.	11,951	242,247
Northrim BanCorp, Inc.	1,630	36,920
Old National Bancorp	34,320	407,378
OmniAmerican Bancorp, Inc.*	4,260	98,534
Oriental Financial Group, Inc. (a)	15,999	213,587
Pacific Continental Corp.	6,953	67,653
Pacific Mercantile Bancorp*	2,879	18,109
PacWest Bancorp	10,851	268,888
Park National Corp. (a)	4,038	260,976
Park Sterling Corp.*	13,451	70,349

15

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Peapack Gladstone Financial Corp.	2,470	$34,778
Penns Woods Bancorp, Inc.	1,587	59,370
Peoples Bancorp, Inc.	3,962	80,944
Pinnacle Financial Partners, Inc.*	12,360	232,862
Preferred Bank, Los Angeles*	4,374	62,111
PrivateBancorp, Inc.	21,376	327,480
Prosperity Bancshares, Inc.	16,718	702,156
Renasant Corp.	9,131	174,767
Republic Bancorp, Inc., Class A (a)	3,647	77,061
S&T Bancorp, Inc.	10,345	186,934
Sandy Spring Bancorp, Inc.	8,689	168,740
SCBT Financial Corp.	5,444	218,740
Seacoast Banking Corp. of Florida* (a)	26,300	42,343
Sierra Bancorp	4,485	51,264
Simmons First National Corp., Class A	6,191	157,004
Southside Bancshares, Inc. (a)	6,377	134,300
Southwest Bancorp, Inc.*	7,007	78,478
State Bank Financial Corp.	11,431	181,524
StellarOne Corp.	8,335	117,857
Sterling Bancorp	11,408	103,927
Sterling Financial Corp.	9,446	197,232
Suffolk Bancorp*	3,683	48,247
Sun Bancorp, Inc.*	14,214	50,318
Susquehanna Bancshares, Inc.	65,953	691,187
SY Bancorp, Inc.	4,577	102,616
Taylor Capital Group, Inc.* (a)	5,907	106,621
Texas Capital Bancshares, Inc.*	13,864	621,384
Tompkins Financial Corp.	3,892	154,279
TowneBank	9,527	147,573
TriCo Bancshares	5,819	97,468
Trustmark Corp.	22,808	512,268
UMB Financial Corp.	11,349	497,540
Umpqua Holdings Corp.	39,129	461,331
Union First Market Bankshares Corp.	7,361	116,083
United Bankshares, Inc. (a)	11,178	271,849
United Community Banks, Inc.*	14,743	138,879
Univest Corp. of Pennsylvania	6,244	106,772
Virginia Commerce Bancorp, Inc.*	9,714	86,940
Washington Banking Co.	5,796	78,942
Washington Trust Bancorp, Inc.	5,273	138,733
Webster Financial Corp.	25,302	519,956
WesBanco, Inc.	8,452	187,803
West Bancorporation, Inc. (a)	5,886	63,451
West Coast Bancorp, Oregon	6,554	145,171
Westamerica Bancorporation (a)	9,845	419,299
Western Alliance Bancorp*	24,908	262,281
Wilshire Bancorp, Inc.*	22,190	130,255
Wintrust Financial Corp.	12,738	467,485

		27,333,188

Commercial Services & Supplies 2.3%
A.T. Cross Co., Class A*	3,513	37,870
ABM Industries, Inc.	18,628	371,629

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
ACCO Brands Corp.*	39,925	$293,049
Acorn Energy, Inc. (a)	6,535	51,038
American Reprographics Co.*	13,186	33,756
Brink’s Co. (The)	16,586	473,198
Casella Waste Systems, Inc., Class A*	12,165	53,283
CECO Environmental Corp.	2,728	27,144
Cenveo, Inc.* (a)	19,147	51,697
CompX International, Inc.	613	8,539
Consolidated Graphics, Inc.*	2,612	91,211
Courier Corp.	3,600	39,600
Deluxe Corp.	17,849	575,452
EnergySolutions, Inc.*	27,840	86,861
EnerNOC, Inc.*	8,687	102,072
Ennis, Inc.	9,329	144,320
G&K Services, Inc., Class A	6,667	227,678
Geo Group, Inc. (The)	24,775	698,655
Healthcare Services Group, Inc.	23,695	550,435
Heritage-Crystal Clean, Inc.* (a)	2,788	41,848
Herman Miller, Inc.	20,233	433,391
HNI Corp.	15,891	477,683
InnerWorkings, Inc.* (a)	11,263	155,204
Interface, Inc. (a)	20,321	326,762
Intersections, Inc.	3,307	31,350
Kimball International, Inc., Class B	11,478	133,260
Knoll, Inc.	16,537	254,008
McGrath RentCorp	8,684	252,010
Metalico, Inc.*	13,873	27,191
Mine Safety Appliances Co.	9,758	416,764
Mobile Mini, Inc.*	13,414	279,414
Multi-Color Corp.	4,761	114,216
NL Industries, Inc. (a)	2,304	26,381
Performant Financial Corp.*	2,536	25,614
Quad/Graphics, Inc. (a)	8,900	181,471
Schawk, Inc.	4,265	56,127
Standard Parking Corp.*	5,505	121,055
Steelcase, Inc., Class A	26,832	341,840
Swisher Hygiene, Inc.* (a)	39,748	69,559
Sykes Enterprises, Inc.*	13,583	206,733
Team, Inc.*	7,038	267,725
Tetra Tech, Inc.*	22,175	586,529
TMS International Corp., Class A*	4,714	59,019
TRC Cos., Inc.*	5,555	32,330
UniFirst Corp.	5,021	368,140
United Stationers, Inc.	14,220	440,678
US Ecology, Inc.	6,539	153,928
Viad Corp.	7,123	193,461

		9,991,178

Communications Equipment 2.0%
ADTRAN, Inc. (a)	22,348	436,680
Ambient Corp.* (a)	1,183	3,561
Anaren, Inc.* (a)	4,929	95,869
Arris Group, Inc.*	39,453	589,428

16

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
Aruba Networks, Inc.* (a)	39,254	$814,520
Aviat Networks, Inc.*	22,031	72,482
Aware, Inc.	3,748	20,539
Bel Fuse, Inc., Class B (a)	3,860	75,463
Black Box Corp.	5,768	140,393
CalAmp Corp.*	10,170	84,614
Calix, Inc.*	13,897	106,868
Ciena Corp.*	34,710	544,947
Comtech Telecommunications Corp.	6,368	161,620
Digi International, Inc.*	9,010	85,325
Emulex Corp.*	30,398	221,905
Extreme Networks*	33,171	120,742
Finisar Corp.* (a)	31,892	519,840
Globecomm Systems, Inc.*	7,986	90,242
Harmonic, Inc.*	40,946	207,596
Infinera Corp.* (a)	38,645	224,527
InterDigital, Inc. (a)	14,382	591,100
Ixia*	14,924	253,410
KVH Industries, Inc.*	5,370	75,073
Loral Space & Communications, Inc.	3,886	212,409
NETGEAR, Inc.* (a)	13,349	526,218
Numerex Corp., Class A*	3,746	49,222
Oclaro, Inc.* (a)	24,253	38,077
Oplink Communications, Inc.*	6,726	104,791
ParkerVision, Inc.* (a)	27,585	55,998
PC-Tel, Inc.	5,431	39,103
Plantronics, Inc.	14,944	550,985
Procera Networks, Inc.*	6,820	126,511
Ruckus Wireless, Inc.* (a)	2,949	66,441
ShoreTel, Inc.*	17,201	72,932
Sonus Networks, Inc.*	75,538	128,415
Sycamore Networks, Inc.	7,309	16,372
Symmetricom, Inc.*	15,039	86,775
Tellabs, Inc.	129,001	294,122
Telular Corp.	6,129	58,042
TESSCO Technologies, Inc.	2,006	44,413
Ubiquiti Networks, Inc. (a)	3,764	45,695
ViaSat, Inc.* (a)	13,050	507,645
Westell Technologies, Inc., Class A*	17,827	32,980

		8,593,890

Computers & Peripherals 0.7%
3D Systems Corp.* (a)	16,435	876,807
Avid Technology, Inc.*	10,609	80,416
Cray, Inc.*	13,135	209,503
Datalink Corp.* (a)	5,564	47,572
Electronics for Imaging, Inc.*	16,379	311,037
Imation Corp.*	10,578	49,399
Immersion Corp.*	10,081	69,256
Intermec, Inc.*	20,787	204,960
Intevac, Inc.*	8,357	38,192
OCZ Technology Group, Inc.* (a)	23,990	45,821
QLogic Corp.*	33,640	327,317
Quantum Corp.*	83,735	103,831

Common Stocks (continued)

	Shares	Market Value

Computers & Peripherals (continued)
Silicon Graphics International Corp.* (a)	11,350	$116,111
STEC, Inc.* (a)	12,607	62,153
Super Micro Computer, Inc.* (a)	10,248	104,530
Synaptics, Inc.*	11,672	349,810

		2,996,715

Construction & Engineering 0.9%
Aegion Corp.*	13,894	308,308
Argan, Inc.	3,559	64,062
Comfort Systems USA, Inc.	13,446	163,503
Dycom Industries, Inc.*	11,835	234,333
EMCOR Group, Inc.	23,396	809,736
Furmanite Corp.*	13,394	71,926
Granite Construction, Inc.	13,667	459,484
Great Lakes Dredge & Dock Corp.	20,979	187,342
Layne Christensen Co.*	6,959	168,895
MasTec, Inc.* (a)	19,206	478,806
Michael Baker Corp.	3,124	77,881
MYR Group, Inc.*	7,356	163,671
Northwest Pipe Co.*	3,325	79,334
Orion Marine Group, Inc.*	9,748	71,258
Pike Electric Corp.	6,252	59,707
Primoris Services Corp.	10,598	159,394
Sterling Construction Co., Inc.*	5,936	59,004
Tutor Perini Corp.*	12,209	167,263

		3,783,907

Construction Materials 0.4%
Eagle Materials, Inc.	17,104	1,000,584
Headwaters, Inc.*	21,724	185,958
Texas Industries, Inc.* (a)	7,991	407,621
United States Lime & Minerals, Inc.*	627	29,544

		1,623,707

Consumer Finance 0.8%
Asset Acceptance Capital Corp.*	5,050	22,725
Asta Funding, Inc.	2,948	28,035
Cash America International, Inc.	10,277	407,689
Credit Acceptance Corp.*	2,819	286,636
DFC Global Corp.*	15,519	287,257
Encore Capital Group, Inc.*	7,786	238,407
EZCORP, Inc., Class A*	16,727	332,198
First Cash Financial Services, Inc.*	10,139	503,097
First Marblehead Corp. (The)*	21,612	16,790
Green Dot Corp., Class A* (a)	8,541	104,200
Nelnet, Inc., Class A	8,492	252,977
Netspend Holdings, Inc.* (a)	10,154	120,020
Nicholas Financial, Inc.	3,829	47,480
Portfolio Recovery Associates, Inc.* (a)	6,010	642,229
Regional Management Corp.* (a)	1,875	31,031
World Acceptance Corp.* (a)	3,653	272,368

		3,593,139

17

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging 0.3%
AEP Industries, Inc.*	1,492	$88,371
Berry Plastics Group, Inc.*	10,324	166,010
Boise, Inc.	35,538	282,527
Graphic Packaging Holding Co.*	58,840	380,106
Myers Industries, Inc.	11,846	179,467
UFP Technologies, Inc.*	1,666	29,855

		1,126,336

Distributors 0.2%
Core-Mark Holding Co., Inc.	4,047	191,625
Pool Corp.	16,581	701,708
VOXX International Corp.*	6,639	44,681
Weyco Group, Inc. (a)	2,451	57,255

		995,269

Diversified Consumer Services 1.1%
American Public Education, Inc.* (a)	6,335	228,757
Ascent Capital Group, Inc., Class A*	5,020	310,939
Bridgepoint Education, Inc.* (a)	6,177	63,623
Capella Education Co.*	4,463	125,990
Career Education Corp.*	18,267	64,300
Carriage Services, Inc.	4,736	56,216
Coinstar, Inc.* (a)	10,993	571,746
Collectors Universe (a)	2,021	20,271
Corinthian Colleges, Inc.* (a)	28,001	68,322
Education Management Corp.* (a)	8,749	38,321
Grand Canyon Education, Inc.*	14,079	330,434
Hillenbrand, Inc.	19,393	438,476
K12, Inc.* (a)	9,358	191,278
LifeLock, Inc.* (a)	6,338	51,528
Lincoln Educational Services Corp.	8,118	45,380
Mac-Gray Corp.	4,326	54,291
Matthews International Corp., Class A	9,835	315,703
National American University Holdings, Inc.	3,621	13,941
Regis Corp. (a)	20,219	342,105
Sotheby’s (a)	23,741	798,172
Steiner Leisure Ltd.*	5,240	252,516
Stewart Enterprises, Inc., Class A (a)	26,377	201,520
Strayer Education, Inc. (a)	4,130	231,982
Universal Technical Institute, Inc.	7,622	76,525

		4,892,336

Diversified Financial Services 0.3%
California First National Bancorp	1,106	16,535
Gain Capital Holdings, Inc.	5,708	23,346
MarketAxess Holdings, Inc.	12,861	453,993
Marlin Business Services Corp.	2,905	58,274
MicroFinancial, Inc.	2,744	19,976
NewStar Financial, Inc.*	9,373	131,316
PHH Corp.*	19,831	451,155
PICO Holdings, Inc.*	8,042	163,011
Resource America, Inc., Class A	3,050	20,344

		1,337,950

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services 0.6%
8x8, Inc.*	25,130	$185,711
Atlantic Tele-Network, Inc. (a)	3,239	118,904
Cbeyond, Inc.*	9,668	87,399
Cincinnati Bell, Inc.*	70,037	383,803
Cogent Communications Group, Inc.	16,516	373,922
Consolidated Communications Holdings, Inc.	13,592	216,385
FairPoint Communications, Inc.* (a)	7,460	59,232
General Communication, Inc., Class A*	13,238	126,952
Hawaiian Telcom Holdco, Inc.*	3,324	64,818
HickoryTech Corp.	5,114	49,759
IDT Corp., Class B	5,512	52,585
inContact, Inc.*	12,646	65,506
Iridium Communications, Inc.*	17,406	117,317
Lumos Networks Corp.	5,541	55,521
magicJack VocalTec Ltd.* (a)	5,035	91,687
Neutral Tandem, Inc.	10,006	25,715
ORBCOMM, Inc.*	13,089	51,309
Premiere Global Services, Inc.*	17,688	172,989
Primus Telecommunications Group, Inc.	3,836	41,697
Towerstream Corp.* (a)	17,153	55,747
Vonage Holdings Corp.*	48,811	115,682

		2,512,640

Electric Utilities 1.5%
ALLETE, Inc.	13,372	547,985
Cleco Corp.	21,400	856,214
El Paso Electric Co.	14,099	449,899
Empire District Electric Co. (The)	14,934	304,355
IDACORP, Inc.	17,557	761,096
MGE Energy, Inc.	8,160	415,752
Otter Tail Corp.	12,749	318,725
PNM Resources, Inc.	28,041	575,121
Portland General Electric Co.	26,497	724,958
UIL Holdings Corp.	17,798	637,346
Unitil Corp.	5,021	130,144
UNS Energy Corp.	14,158	600,582

		6,322,177

Electrical Equipment 1.2%
Acuity Brands, Inc.	14,881	1,007,890
American Superconductor Corp.* (a)	14,009	36,704
AZZ, Inc. (a)	8,826	339,183
Belden, Inc.	15,883	714,576
Brady Corp., Class A	17,144	572,610
Capstone Turbine Corp.* (a)	106,812	95,063
Coleman Cable, Inc.	3,226	29,905
Encore Wire Corp.	5,795	175,646
EnerSys, Inc.*	16,782	631,507
Enphase Energy, Inc.*	2,894	10,563
Franklin Electric Co., Inc.	8,174	508,178
FuelCell Energy, Inc.* (a)	54,461	49,941
Generac Holdings, Inc.	8,642	296,507
Global Power Equipment Group, Inc.	6,136	105,232

18

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment (continued)
II-VI, Inc.*	18,197	$332,459
LSI Industries, Inc.	7,191	50,409
Powell Industries, Inc.*	3,167	131,525
Preformed Line Products Co. (a)	730	43,377
Thermon Group Holdings, Inc.*	5,270	118,733
Vicor Corp.*	7,012	38,005

		5,288,013

Electronic Equipment, Instruments & Components 2.3%
Aeroflex Holding Corp.*	6,969	48,783
Agilysys, Inc.*	5,168	43,256
Anixter International, Inc.	9,911	634,106
Audience, Inc.* (a)	2,195	22,806
Badger Meter, Inc.	5,107	242,123
Benchmark Electronics, Inc.*	19,876	330,339
Checkpoint Systems, Inc.*	14,108	151,520
Cognex Corp.	14,935	549,907
Coherent, Inc.	8,206	415,388
CTS Corp.	12,019	127,762
Daktronics, Inc. (a)	12,803	141,729
DTS, Inc.*	6,433	107,431
Echelon Corp.*	13,558	33,217
Electro Rent Corp.	6,720	103,354
Electro Scientific Industries, Inc.	8,193	81,520
Fabrinet*	7,879	103,530
FARO Technologies, Inc.*	5,978	213,295
FEI Co.	13,264	735,621
GSI Group, Inc.*	10,476	90,722
Insight Enterprises, Inc.*	15,662	272,049
InvenSense, Inc.* (a)	12,981	144,219
KEMET Corp.*	16,053	80,747
Key Tronic Corp.*	3,877	39,701
Littelfuse, Inc.	7,537	465,108
Maxwell Technologies, Inc.* (a)	10,408	86,282
Measurement Specialties, Inc.*	5,345	183,654
Mercury Systems, Inc.*	10,852	99,838
Mesa Laboratories, Inc.	757	37,933
Methode Electronics, Inc.	13,277	133,168
MTS Systems Corp.	5,569	283,629
Multi-Fineline Electronix, Inc.*	3,084	62,328
Neonode, Inc.* (a)	8,175	39,731
Newport Corp.*	13,328	179,262
OSI Systems, Inc.*	7,011	448,984
Park Electrochemical Corp.	7,340	188,858
PC Connection, Inc.	3,135	36,053
Plexus Corp.*	12,260	316,308
Power-One, Inc.* (a)	23,616	97,062
Radisys Corp.*	8,250	24,585
RealD, Inc.* (a)	14,578	163,419
Richardson Electronics Ltd.	4,554	51,551
Rofin-Sinar Technologies, Inc.* (a)	10,050	217,884
Rogers Corp.*	5,731	284,602
Sanmina Corp.*	28,186	312,019

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
ScanSource, Inc.*	9,370	$297,685
SYNNEX Corp.*	9,196	316,159
TTM Technologies, Inc.*	18,709	172,123
Universal Display Corp.*	13,862	355,144
Viasystems Group, Inc.*	1,441	17,580
Vishay Precision Group, Inc.*	4,483	59,265
Zygo Corp.*	5,721	89,820

		9,733,159

Energy Equipment & Services 2.0%
Basic Energy Services, Inc.* (a)	10,942	124,848
Bolt Technology Corp.	3,148	44,922
Bristow Group, Inc.	12,479	669,623
C&J Energy Services, Inc.*	15,677	336,115
Cal Dive International, Inc.* (a)	34,187	59,144
Dawson Geophysical Co.*	2,848	75,130
Dril-Quip, Inc.*	14,088	1,029,128
Exterran Holdings, Inc.*	22,653	496,554
Forbes Energy Services Ltd.*	4,249	10,750
Forum Energy Technologies, Inc.*	7,794	192,901
Geospace Technologies Corp.*	4,447	395,205
Global Geophysical Services, Inc.*	6,934	26,696
Gulf Island Fabrication, Inc. (a)	5,071	121,856
GulfMark Offshore, Inc., Class A	9,309	320,695
Heckmann Corp.* (a)	47,487	191,373
Helix Energy Solutions Group, Inc.*	37,041	764,526
Hercules Offshore, Inc.*	55,899	345,456
Hornbeck Offshore Services, Inc.*	12,382	425,198
ION Geophysical Corp.* (a)	46,621	303,503
Key Energy Services, Inc.*	52,703	366,286
Lufkin Industries, Inc. (a)	11,819	687,038
Matrix Service Co.*	9,208	105,892
Mitcham Industries, Inc.*	4,576	62,371
Natural Gas Services Group, Inc.*	4,432	72,773
Newpark Resources, Inc.*	31,597	248,036
Parker Drilling Co.*	41,341	190,169
PHI, Inc., Non-Voting Shares*	4,617	154,623
Pioneer Energy Services Corp.*	22,014	159,822
RigNet, Inc.*	4,523	92,405
Tesco Corp.*	10,540	120,051
TETRA Technologies, Inc.*	26,993	204,877
TGC Industries, Inc.	5,333	43,677
Vantage Drilling Co.*	67,443	123,421
Willbros Group, Inc.*	13,940	74,718

		8,639,782

Food & Staples Retailing 1.0%
Andersons, Inc. (The)	6,422	275,504
Arden Group, Inc., Class A	412	37,068
Casey’s General Stores, Inc.	13,300	706,230
Chefs’ Warehouse Inc. (The)*	3,958	62,576
Harris Teeter Supermarkets, Inc.	15,384	593,207
Ingles Markets, Inc., Class A	3,863	66,675

19

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing (continued)
Nash Finch Co.	4,372	$93,036
Natural Grocers by Vitamin Cottage, Inc.*	2,118	40,433
Pantry, Inc. (The)*	8,124	98,544
PriceSmart, Inc.	6,347	489,036
Rite Aid Corp.*	233,547	317,624
Roundy’s, Inc. (a)	7,163	31,875
Spartan Stores, Inc.	7,594	116,644
SUPERVALU, Inc. (a)	75,314	186,026
Susser Holdings Corp.*	3,947	136,132
United Natural Foods, Inc.*	17,148	918,961
Village Super Market, Inc., Class A	3,039	99,861
Weis Markets, Inc.	3,881	152,019

		4,421,451

Food Products 1.5%
Alico, Inc.	1,327	48,608
Annie’s, Inc.*	1,789	59,806
B&G Foods, Inc.	18,229	516,063
Calavo Growers, Inc.	4,212	106,185
Cal-Maine Foods, Inc.	5,139	206,691
Chiquita Brands International, Inc.*	16,389	135,209
Darling International, Inc.*	41,332	662,965
Diamond Foods, Inc. (a)	7,807	106,722
Dole Food Co., Inc.*	12,637	144,946
Farmer Bros. Co.*	2,617	37,763
Fresh Del Monte Produce, Inc.	13,243	348,953
Griffin Land & Nurseries, Inc.	1,074	28,998
Hain Celestial Group, Inc. (The)*	12,936	701,390
Inventure Foods, Inc.*	4,953	32,145
J&J Snack Foods Corp.	5,213	333,319
John B. Sanfilippo & Son, Inc.	2,799	50,886
Lancaster Colony Corp.	6,446	445,999
Lifeway Foods, Inc. (a)	1,804	15,767
Limoneira Co.	2,921	56,638
Omega Protein Corp.*	7,028	43,011
Pilgrim’s Pride Corp.*	21,213	153,794
Post Holdings, Inc.*	9,235	316,299
Sanderson Farms, Inc.	8,020	381,351
Seneca Foods Corp., Class A*	2,950	89,680
Smart Balance, Inc.*	20,945	270,191
Snyders-Lance, Inc.	15,611	376,381
Tootsie Roll Industries, Inc. (a)	8,297	215,058
TreeHouse Foods, Inc.*	12,596	656,630
Westway Group, Inc.* (a)	3,016	20,117

		6,561,565

Gas Utilities 1.0%
Chesapeake Utilities Corp.	3,433	155,858
Delta Natural Gas Co., Inc.	1,667	32,590
Laclede Group, Inc. (The)	8,000	308,880
New Jersey Resources Corp.	14,537	575,956
Northwest Natural Gas Co.	9,443	417,380

Common Stocks (continued)

	Shares	Market Value

Gas Utilities (continued)
Piedmont Natural Gas Co., Inc.	25,133	$786,914
South Jersey Industries, Inc.	10,633	535,159
Southwest Gas Corp.	16,158	685,261
WGL Holdings, Inc.	18,067	708,046

		4,206,044

Health Care Equipment & Supplies 3.0%
Abaxis, Inc.	7,663	284,297
ABIOMED, Inc.* (a)	11,827	159,191
Accuray, Inc.*	25,420	163,451
Align Technology, Inc.*	25,153	697,996
Alphatec Holdings, Inc.*	19,732	32,558
Analogic Corp.	4,343	322,685
AngioDynamics, Inc.*	8,750	96,162
Anika Therapeutics, Inc.*	4,239	42,136
Antares Pharma, Inc.* (a)	36,703	139,838
ArthroCare Corp.*	9,786	338,498
AtriCure, Inc.*	5,288	36,487
Atrion Corp. (a)	560	109,760
Cantel Medical Corp.	7,508	223,213
Cardiovascular Systems, Inc.*	5,969	74,911
Cerus Corp.*	19,745	62,394
Conceptus, Inc.*	11,210	235,522
CONMED Corp.	9,994	279,332
CryoLife, Inc.	9,936	61,901
Cyberonics, Inc.*	9,737	511,485
Cynosure, Inc., Class A*	4,328	104,348
Derma Sciences, Inc.* (a)	2,870	31,886
DexCom, Inc.*	24,277	330,410
Endologix, Inc.*	19,661	279,973
EnteroMedics, Inc.* (a)	9,366	26,225
Exactech, Inc.*	3,113	52,765
Globus Medical, Inc., Class A* (a)	2,945	30,893
Greatbatch, Inc.*	8,388	194,937
Haemonetics Corp.*	17,744	724,665
Hansen Medical, Inc.* (a)	19,811	41,207
HeartWare International, Inc.* (a)	5,031	422,352
ICU Medical, Inc.*	4,428	269,798
Insulet Corp.*	16,932	359,297
Integra LifeSciences Holdings Corp.*	6,843	266,672
Invacare Corp.	11,036	179,887
MAKO Surgical Corp.* (a)	12,870	165,637
Masimo Corp.	17,637	370,553
Meridian Bioscience, Inc. (a)	14,648	296,622
Merit Medical Systems, Inc.*	14,955	207,875
Natus Medical, Inc.*	10,490	117,278
Navidea Biopharmaceuticals, Inc.* (a)	34,749	98,340
Neogen Corp.*	8,317	376,926
NuVasive, Inc.*	15,270	236,074
NxStage Medical, Inc.*	17,390	195,638
OraSure Technologies, Inc.*	18,551	133,196
Orthofix International NV*	6,631	260,797
Palomar Medical Technologies, Inc.*	6,968	64,175

20

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
PhotoMedex, Inc.* (a)	4,733	$68,676
Quidel Corp.* (a)	9,975	186,233
Rochester Medical Corp.*	2,965	29,887
Rockwell Medical, Inc.*	7,469	60,125
RTI Biologics, Inc.*	20,183	86,181
Solta Medical, Inc.*	22,853	61,018
Spectranetics Corp.*	12,214	180,401
Staar Surgical Co.*	12,863	78,464
STERIS Corp.	20,245	703,109
SurModics, Inc.*	4,566	102,096
Symmetry Medical, Inc.*	13,073	137,528
Tornier NV*	5,398	90,632
Unilife Corp.* (a)	26,536	60,237
Utah Medical Products, Inc.	871	31,400
Vascular Solutions, Inc.*	5,950	94,010
Volcano Corp.*	18,778	443,349
West Pharmaceutical Services, Inc.	11,948	654,153
Wright Medical Group, Inc.* (a)	13,918	292,139
Young Innovations, Inc.	1,946	76,692
ZELTIQ Aesthetics, Inc.* (a)	6,167	28,553

		13,175,126

Health Care Providers & Services 2.8%
Acadia Healthcare Co., Inc.*	9,463	220,772
Accretive Health, Inc.* (a)	19,840	229,350
Air Methods Corp.	13,446	496,023
Almost Family, Inc.	2,961	59,990
Amedisys, Inc.*	10,710	120,702
AMN Healthcare Services, Inc.*	14,599	168,618
Amsurg Corp.*	11,105	333,261
Assisted Living Concepts, Inc., Class A	6,942	67,684
Bio-Reference Labs, Inc.* (a)	8,689	249,287
BioScrip, Inc.*	15,570	167,689
Capital Senior Living Corp.*	9,990	186,713
Centene Corp.*	18,055	740,255
Chemed Corp.	6,759	463,600
Chindex International, Inc.*	4,186	43,953
CorVel Corp.*	2,237	100,285
Cross Country Healthcare, Inc.*	9,866	47,357
Emeritus Corp.*	10,851	268,237
Ensign Group, Inc. (The)	6,157	167,409
ExamWorks Group, Inc.*	10,400	145,496
Five Star Quality Care, Inc.*	14,553	72,910
Gentiva Health Services, Inc.*	10,871	109,254
Hanger, Inc.*	12,077	330,427
HealthSouth Corp.*	33,616	709,634
Healthways, Inc.*	11,910	127,437
HMS Holdings Corp.*	30,069	779,388
IPC The Hospitalist Co., Inc.*	5,845	232,105
Kindred Healthcare, Inc.*	18,081	195,636
Landauer, Inc. (a)	3,378	206,767
LHC Group, Inc.*	5,212	111,016
Magellan Health Services, Inc.*	9,476	464,324

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services (continued)
Molina Healthcare, Inc.*	10,564	$285,862
MWI Veterinary Supply, Inc.*	4,502	495,220
National HealthCare Corp.	3,710	174,444
National Research Corp.	932	50,514
Owens & Minor, Inc. (a)	22,172	632,124
PDI, Inc.*	3,470	26,372
PharMerica Corp.*	10,303	146,715
Providence Service Corp. (The)*	4,609	78,307
PSS World Medical, Inc.*	17,824	514,757
Select Medical Holdings Corp.	12,277	115,772
Skilled Healthcare Group, Inc., Class A*	6,907	43,998
Sunrise Senior Living, Inc.* (a)	20,625	296,587
Team Health Holdings, Inc.*	10,059	289,397
Triple-S Management Corp., Class B*	6,825	126,058
U.S. Physical Therapy, Inc.	4,239	116,742
Universal American Corp.	13,157	113,019
Vanguard Health Systems, Inc.*	11,059	135,473
WellCare Health Plans, Inc.*	15,103	735,365

		11,992,305

Health Care Technology 0.6%
athenahealth, Inc.* (a)	12,586	924,442
Computer Programs & Systems, Inc.	3,946	198,642
Epocrates, Inc.*	6,530	57,595
Greenway Medical Technologies, Inc.* (a)	2,861	43,945
HealthStream, Inc.*	6,969	169,416
MedAssets, Inc.*	20,625	345,881
Medidata Solutions, Inc.*	7,896	309,444
Merge Healthcare, Inc.* (a)	21,149	52,238
Omnicell, Inc.*	11,813	175,659
Quality Systems, Inc.	13,903	241,356
Vocera Communications, Inc.* (a)	2,412	60,541

		2,579,159

Hotels, Restaurants & Leisure 3.0%
AFC Enterprises, Inc.*	8,611	225,005
Ameristar Casinos, Inc.	11,378	298,559
Biglari Holdings, Inc.*	432	168,489
BJ’s Restaurants, Inc.* (a)	8,665	285,079
Bloomin’ Brands, Inc.*	6,016	94,090
Bluegreen Corp.*	5,110	47,932
Bob Evans Farms, Inc.	10,254	412,211
Boyd Gaming Corp.* (a)	19,764	131,233
Bravo Brio Restaurant Group, Inc.*	6,951	93,352
Buffalo Wild Wings, Inc.*	6,512	474,204
Caesars Entertainment Corp.* (a)	13,173	91,157
Caribou Coffee Co., Inc.*	7,510	121,587
Carrols Restaurant Group, Inc.*	5,781	34,570
CEC Entertainment, Inc.	6,488	215,337
Cheesecake Factory, Inc. (The)	18,927	619,291
Churchill Downs, Inc.	4,572	303,809
Chuy’s Holdings, Inc.*	2,180	48,701

21

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Cracker Barrel Old Country Store, Inc.	6,732	$432,598
Del Frisco’s Restaurant Group, Inc.*	1,668	26,004
Denny’s Corp.*	33,881	165,339
DineEquity, Inc.*	5,417	362,939
Domino’s Pizza, Inc.	20,340	885,807
Einstein Noah Restaurant Group, Inc.	2,249	27,460
Fiesta Restaurant Group, Inc.*	5,806	88,948
Frisch’s Restaurants, Inc.	741	13,709
Ignite Restaurant Group, Inc.*	2,402	31,226
International Speedway Corp., Class A	9,613	265,511
Interval Leisure Group, Inc. (a)	13,715	265,934
Isle of Capri Casinos, Inc.*	7,567	42,375
Jack in the Box, Inc.*	15,544	444,558
Jamba, Inc.*	24,101	53,986
Krispy Kreme Doughnuts, Inc.*	21,150	198,387
Life Time Fitness, Inc.*	14,988	737,559
Luby’s, Inc.*	7,255	48,536
Marcus Corp. (a)	7,063	88,076
Marriott Vacations Worldwide Corp.*	9,396	391,531
Monarch Casino & Resort, Inc.*	3,229	35,228
Morgans Hotel Group Co.*	7,977	44,193
MTR Gaming Group, Inc.*	8,303	34,624
Multimedia Games Holding Co., Inc.*	9,718	142,952
Nathan’s Famous, Inc.*	1,027	34,610
Orient-Express Hotels Ltd., Class A*	34,084	398,442
Papa John’s International, Inc.*	6,246	343,155
Pinnacle Entertainment, Inc.*	20,742	328,346
Premier Exhibitions, Inc.*	9,352	25,344
Red Lion Hotels Corp.* (a)	5,115	40,357
Red Robin Gourmet Burgers, Inc.*	5,224	184,355
Ruby Tuesday, Inc.*	22,347	175,647
Ruth’s Hospitality Group, Inc.*	12,656	92,009
Scientific Games Corp., Class A*	18,216	157,933
SHFL Entertainment, Inc.*	19,439	281,866
Six Flags Entertainment Corp.	13,956	854,107
Sonic Corp.*	20,010	208,304
Speedway Motorsports, Inc.	4,027	71,842
Texas Roadhouse, Inc.	21,997	369,550
Town Sports International Holdings, Inc.	8,219	87,532
Vail Resorts, Inc.	12,601	681,588
WMS Industries, Inc.*	19,363	338,853

		13,165,926

Household Durables 1.1%
American Greetings Corp., Class A (a)	11,126	187,918
Bassett Furniture Industries, Inc.	3,791	47,274
Beazer Homes USA, Inc.* (a)	8,589	145,068
Blyth, Inc. (a)	3,709	57,675
Cavco Industries, Inc.*	2,487	124,300
CSS Industries, Inc.	3,500	76,615
Ethan Allen Interiors, Inc.	8,535	219,435
Flexsteel Industries, Inc.	1,630	34,963
Helen of Troy Ltd.*	11,001	367,323

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
Hooker Furniture Corp. (a)	3,656	$53,122
Hovnanian Enterprises, Inc., Class A* (a)	35,649	249,543
iRobot Corp.* (a)	9,596	179,829
KB Home	27,295	431,261
La-Z-Boy, Inc.	18,321	259,242
Libbey, Inc.*	7,350	142,223
Lifetime Brands, Inc.	3,377	35,830
M.D.C. Holdings, Inc.	13,557	498,355
M/I Homes, Inc.*	7,429	196,869
Meritage Homes Corp.*	10,642	397,479
NACCO Industries, Inc., Class A	1,949	118,285
Ryland Group, Inc. (The)	15,694	572,831
Sealy Corp.* (a)	18,160	39,407
Skullcandy, Inc.* (a)	5,804	45,213
Standard Pacific Corp.* (a)	40,329	296,418
Universal Electronics, Inc.*	5,162	99,885
Zagg, Inc.* (a)	9,135	67,234

		4,943,597

Household Products 0.2%
Central Garden and Pet Co., Class A*	13,784	144,043
Harbinger Group, Inc.*	13,636	104,861
Oil-Dri Corp. of America	1,858	51,281
Orchids Paper Products Co.	2,163	43,736
Spectrum Brands Holdings, Inc.	8,009	359,844
WD-40 Co.	5,614	264,475

		968,240

Independent Power Producers & Energy Traders 0.1%
American DG Energy, Inc.* (a)	7,566	17,478
Atlantic Power Corp. (a)	40,005	457,257
Genie Energy Ltd., Class B	4,899	34,783
Ormat Technologies, Inc. (a)	6,212	119,767

		629,285

Industrial Conglomerates 0.2%
Raven Industries, Inc.	12,562	331,134
Seaboard Corp. (a)	105	265,637
Standex International Corp.	4,437	227,574

		824,345

Information Technology Services 1.8%
Acxiom Corp.*	27,038	472,083
CACI International, Inc., Class A*	7,887	434,022
Cardtronics, Inc.*	15,350	364,409
Cass Information Systems, Inc. (a)	3,611	152,397
CIBER, Inc.*	26,059	87,037
Computer Task Group, Inc.*	5,409	98,606
Convergys Corp.	38,291	628,355
CSG Systems International, Inc.*	11,982	217,833
EPAM Systems, Inc.* (a)	1,754	31,747
Euronet Worldwide, Inc.*	17,826	420,694
ExlService Holdings, Inc.*	8,248	218,572

22

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Forrester Research, Inc.	4,917	$131,776
Global Cash Access Holdings, Inc.*	14,888	116,722
Hackett Group, Inc. (The)	8,978	38,426
Heartland Payment Systems, Inc. (a)	13,529	399,105
Higher One Holdings, Inc.* (a)	11,440	120,578
iGATE Corp.*	11,380	179,463
Innodata, Inc.*	7,269	27,477
Lionbridge Technologies, Inc.*	20,414	82,064
ManTech International Corp., Class A (a)	7,807	202,513
Mattersight Corp.* (a)	2,803	13,931
MAXIMUS, Inc.	11,882	751,180
ModusLink Global Solutions, Inc.*	13,904	40,322
MoneyGram International, Inc.*	7,677	102,027
PRGX Global, Inc.*	7,595	48,988
Sapient Corp.*	43,241	456,625
ServiceSource International, Inc.*	17,483	102,275
Syntel, Inc.	5,344	286,385
TeleTech Holdings, Inc.*	8,000	142,400
TNS, Inc.*	8,547	177,179
Unisys Corp.* (a)	15,276	264,275
Virtusa Corp.*	6,652	109,292
WEX, Inc.*	13,643	1,028,273

		7,947,031

Insurance 2.4%
Alterra Capital Holdings Ltd.	30,012	846,038
American Equity Investment Life Holding Co. (a)	21,136	258,071
American Safety Insurance Holdings Ltd.*	3,303	62,493
AMERISAFE, Inc.*	6,434	175,326
Amtrust Financial Services, Inc. (a)	9,410	269,973
Argo Group International Holdings Ltd.	9,080	304,997
Baldwin & Lyons, Inc., Class B	3,345	79,812
Citizens, Inc.*	13,990	154,589
CNO Financial Group, Inc.	70,633	659,006
Crawford & Co., Class B	9,829	78,435
Donegal Group, Inc., Class A	2,930	41,137
Eastern Insurance Holdings, Inc.	1,614	27,567
eHealth, Inc.*	6,974	191,646
EMC Insurance Group, Inc.	1,704	40,692
Employers Holdings, Inc.	11,084	228,109
Enstar Group Ltd.*	2,915	326,422
FBL Financial Group, Inc., Class A	3,419	116,964
First American Financial Corp.	37,302	898,605
Fortegra Financial Corp.*	2,665	23,692
Global Indemnity PLC*	3,570	79,004
Greenlight Capital Re Ltd., Class A*	9,938	229,369
Hallmark Financial Services*	5,264	49,429
Hilltop Holdings, Inc.*	14,089	190,765
Homeowners Choice, Inc. (a)	2,726	56,674
Horace Mann Educators Corp.	13,828	276,007
Independence Holding Co.	3,060	29,131

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Infinity Property & Casualty Corp.	4,154	$241,929
Investors Title Co.	277	16,620
Kansas City Life Insurance Co.	1,455	55,523
Maiden Holdings Ltd.	17,999	165,411
Meadowbrook Insurance Group, Inc.	18,032	104,225
Montpelier Re Holdings Ltd.	17,641	403,273
National Financial Partners Corp.*	14,479	248,170
National Interstate Corp.	2,212	63,750
National Western Life Insurance Co., Class A	762	120,198
Navigators Group, Inc. (The)*	3,484	177,928
OneBeacon Insurance Group Ltd., Class A	7,471	103,847
Phoenix Cos., Inc. (The)* (a)	2,084	51,537
Platinum Underwriters Holdings Ltd.	11,500	529,000
Primerica, Inc.	15,578	467,496
RLI Corp.	7,416	479,519
Safety Insurance Group, Inc.	4,520	208,688
SeaBright Holdings, Inc.	7,175	79,427
Selective Insurance Group, Inc.	19,117	368,385
State Auto Financial Corp.	5,312	79,361
Stewart Information Services Corp. (a)	6,527	169,702
Symetra Financial Corp.	27,275	354,029
Tower Group, Inc.	11,983	212,938
United Fire Group, Inc.	7,123	155,566
Universal Insurance Holdings, Inc.	6,690	29,302

		10,579,777

Internet & Catalog Retail 0.4%
1-800-FLOWERS.COM, Inc., Class A*	9,691	35,566
Blue Nile, Inc.* (a)	4,395	169,208
CafePress, Inc.*	1,635	9,434
Geeknet, Inc.*	1,626	26,179
HSN, Inc.	12,543	690,868
Kayak Software Corp.* (a)	1,152	45,757
Nutrisystem, Inc. (a)	10,019	82,056
Orbitz Worldwide, Inc.*	8,627	23,465
Overstock.com, Inc.*	4,190	59,959
PetMed Express, Inc. (a)	7,233	80,286
Shutterfly, Inc.*	12,569	375,436
US Auto Parts Network, Inc.*	5,579	10,210
Vitacost.com, Inc.*	7,832	53,101

		1,661,525

Internet Software & Services 2.2%
Active Network, Inc. (The)* (a)	13,815	67,832
Angie’s List, Inc.* (a)	12,492	149,779
Bankrate, Inc.* (a)	15,841	197,220
Bazaarvoice, Inc.* (a)	3,442	32,183
Blucora, Inc.*	14,128	221,951
Brightcove, Inc.*	2,161	19,535
Carbonite, Inc.* (a)	4,138	38,277
comScore, Inc.*	12,485	172,043

23

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
Constant Contact, Inc.*	10,838	$154,008
Cornerstone OnDemand, Inc.*	11,910	351,702
CoStar Group, Inc.*	9,777	873,771
Dealertrack Technologies, Inc.*	14,940	429,077
Demand Media, Inc.* (a)	10,653	98,966
Demandware, Inc.*	2,359	64,448
Dice Holdings, Inc.*	14,900	136,782
Digital River, Inc.*	12,882	185,372
E2open, Inc.* (a)	1,230	17,417
EarthLink, Inc.	37,291	240,900
Envestnet, Inc.*	7,574	105,657
ExactTarget, Inc.*	3,512	70,240
Internap Network Services Corp.*	18,983	131,742
IntraLinks Holdings, Inc.*	12,954	79,926
iPass, Inc.*	15,676	28,687
j2 Global, Inc. (a)	16,004	489,402
Keynote Systems, Inc.	5,606	78,989
Limelight Networks, Inc.*	21,609	47,972
Liquidity Services, Inc.*	8,316	339,792
LivePerson, Inc.*	19,444	255,494
LogMeIn, Inc.*	7,732	173,274
Marchex, Inc., Class B (a)	8,181	33,624
Market Leader, Inc.*	8,040	52,662
MeetMe, Inc.* (a)	6,805	23,749
Millennial Media, Inc.*	4,108	51,473
Monster Worldwide, Inc.* (a)	42,216	237,254
Move, Inc.*	13,795	104,704
NIC, Inc.	22,709	371,065
OpenTable, Inc.* (a)	7,959	388,399
Perficient, Inc.*	11,326	133,420
QuinStreet, Inc.* (a)	11,671	78,429
RealNetworks, Inc.*	7,728	58,424
Responsys, Inc.*	12,766	76,085
Saba Software, Inc.*	10,544	92,155
SciQuest, Inc.*	6,437	102,091
Spark Networks, Inc.*	3,159	24,640
SPS Commerce, Inc.* (a)	4,205	156,720
Stamps.com, Inc.*	4,733	119,272
Support.com, Inc.* (a)	17,524	73,250
Synacor, Inc.*	2,456	13,434
TechTarget, Inc.*	5,708	31,679
Travelzoo, Inc.*	2,542	48,273
Trulia, Inc.* (a)	2,444	39,691
United Online, Inc.	30,683	171,518
Unwired Planet, Inc.*	29,742	35,690
ValueClick, Inc.*	26,395	512,327
VistaPrint NV* (a)	11,902	391,100
Vocus, Inc.* (a)	7,355	127,830
Web.com Group, Inc.*	12,407	183,624
WebMD Health Corp.*	17,455	250,305
XO Group, Inc.*	9,428	87,680
Yelp, Inc.* (a)	3,034	57,191
Zix Corp.*	22,037	61,704

		9,441,900

Common Stocks (continued)

	Shares	Market Value

Leisure Equipment & Products 0.5%
Arctic Cat, Inc.*	4,491	$149,955
Black Diamond, Inc.*	7,602	62,336
Brunswick Corp.	31,300	910,517
Callaway Golf Co.	22,827	148,376
JAKKS Pacific, Inc. (a)	7,691	96,291
Johnson Outdoors, Inc., Class A*	2,019	40,218
LeapFrog Enterprises, Inc.*	17,829	153,864
Marine Products Corp.	3,757	21,490
Smith & Wesson Holding Corp.* (a)	22,997	194,095
Steinway Musical Instruments, Inc.*	2,478	52,410
Sturm Ruger & Co., Inc. (a)	6,784	307,994

		2,137,546

Life Sciences Tools & Services 0.3%
Affymetrix, Inc.* (a)	25,080	79,504
BG Medicine, Inc.* (a)	3,956	9,138
Cambrex Corp.*	10,491	119,388
Fluidigm Corp.*	8,079	115,610
Furiex Pharmaceuticals, Inc.* (a)	2,681	51,636
Harvard Bioscience, Inc.*	9,075	39,748
Luminex Corp.*	14,660	245,702
Pacific Biosciences of California, Inc.* (a)	13,156	22,365
PAREXEL International Corp.*	20,897	618,342
Sequenom, Inc.* (a)	40,822	192,680

		1,494,113

Machinery 3.3%
Accuride Corp.* (a)	16,794	53,909
Actuant Corp., Class A	25,505	711,845
Alamo Group, Inc. (a)	2,432	79,380
Albany International Corp., Class A	9,732	220,722
Altra Holdings, Inc.	9,487	209,188
American Railcar Industries, Inc.	3,384	107,374
Ampco-Pittsburgh Corp.	3,092	61,778
Astec Industries, Inc.	7,029	234,277
Barnes Group, Inc.	18,930	425,168
Blount International, Inc.*	17,254	272,958
Briggs & Stratton Corp. (a)	17,153	361,585
Cascade Corp.	3,247	208,782
Chart Industries, Inc.*	10,472	698,168
CIRCOR International, Inc.	6,123	242,410
CLARCOR, Inc.	17,568	839,399
Columbus McKinnon Corp.*	6,815	112,584
Commercial Vehicle Group, Inc.*	8,767	71,977
Douglas Dynamics, Inc.	7,869	113,235
Dynamic Materials Corp.	4,711	65,483
Eastern Co. (The)	1,718	27,179
Energy Recovery, Inc.* (a)	16,086	54,692
EnPro Industries, Inc.*	7,259	296,893
ESCO Technologies, Inc.	9,272	346,865
Federal Signal Corp.*	21,894	166,613
Flow International Corp.*	17,234	60,319
FreightCar America, Inc.	4,261	95,532

24

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Gorman-Rupp Co. (The) (a)	5,332	$159,054
Graham Corp.	3,600	70,200
Greenbrier Cos., Inc. (The)* (a)	8,117	131,252
Hardinge, Inc.	3,724	37,017
Hurco Cos., Inc.*	2,324	53,452
Hyster-Yale Materials Handling, Inc.	3,887	189,686
John Bean Technologies Corp. (a)	9,910	176,101
Kadant, Inc.*	4,171	110,573
Kaydon Corp.	11,059	264,642
LB Foster Co., Class A	3,090	134,230
Lindsay Corp. (a)	4,491	359,819
Lydall, Inc.*	6,167	88,435
Meritor, Inc.*	34,228	161,898
Met-Pro Corp.	5,302	51,376
Middleby Corp.*	6,555	840,417
Miller Industries, Inc.	3,974	60,603
Mueller Industries, Inc.	6,944	347,408
Mueller Water Products, Inc., Class A	55,371	310,631
NN, Inc.*	6,154	56,371
Omega Flex, Inc.	1,084	13,398
PMFG, Inc.*	7,423	67,475
Proto Labs, Inc.* (a)	1,806	71,193
RBC Bearings, Inc.*	7,783	389,695
Rexnord Corp.*	10,121	215,577
Robbins & Myers, Inc.	13,512	803,288
Sauer-Danfoss, Inc.	4,081	217,803
Sun Hydraulics Corp.	7,281	189,888
Tennant Co.	6,622	291,037
Titan International, Inc. (a)	16,602	360,595
Trimas Corp.*	11,408	318,968
Twin Disc, Inc. (a)	3,048	53,127
Wabash National Corp.*	23,768	213,199
Watts Water Technologies, Inc., Class A	9,762	419,668
Woodward, Inc.	24,214	923,280

		14,289,671

Marine 0.0%†
Genco Shipping & Trading Ltd.*	11,123	38,819
International Shipholding Corp.	2,058	33,916
Rand Logistics, Inc.*	5,183	33,690

		106,425

Media 1.2%
Arbitron, Inc.	9,342	436,085
Beasley Broadcasting Group, Inc., Class A	779	3,809
Belo Corp., Class A (a)	32,951	252,734
Carmike Cinemas, Inc.*	6,267	94,005
Central European Media Enterprises Ltd., Class A* (a)	13,027	79,856
Crown Media Holdings, Inc., Class A* (a)	12,232	22,629
Cumulus Media, Inc., Class A* (a)	20,259	54,092
Daily Journal Corp.* (a)	216	19,991
Digital Generation, Inc.* (a)	9,785	106,265

Common Stocks (continued)

	Shares	Market Value

Media (continued)
E.W. Scripps Co. (The), Class A*	10,511	$113,624
Entercom Communications Corp., Class A*	8,802	61,438
Entravision Communications Corp., Class A	19,069	31,655
Fisher Communications, Inc.	3,171	85,585
Global Sources Ltd.*	6,783	43,954
Harte-Hanks, Inc.	15,865	93,604
Journal Communications, Inc., Class A*	14,256	77,125
LIN TV Corp., Class A*	10,946	82,423
Lions Gate Entertainment Corp.* (a)	29,959	491,328
Live Nation Entertainment, Inc.*	49,218	458,220
Martha Stewart Living Omnimedia, Class A*	10,145	24,855
McClatchy Co. (The), Class A* (a)	20,327	66,469
MDC Partners, Inc., Class A	9,184	103,779
Meredith Corp. (a)	12,718	438,135
National CineMedia, Inc.	19,944	281,809
New York Times Co. (The), Class A*	47,435	404,621
Nexstar Broadcasting Group, Inc., Class A*	3,999	42,349
Outdoor Channel Holdings, Inc.	5,195	39,482
ReachLocal, Inc.*	3,681	47,522
Reading International, Inc., Class A*	6,008	36,108
Rentrak Corp.*	3,380	65,876
Saga Communications, Inc., Class A	1,289	59,939
Salem Communications Corp., Class A	3,764	20,551
Scholastic Corp.	9,083	268,493
Shutterstock, Inc.*	1,817	47,242
Sinclair Broadcast Group, Inc., Class A	17,453	220,257
Valassis Communications, Inc. (a)	13,916	358,754
Value Line, Inc.	553	4,960
World Wrestling Entertainment, Inc., Class A	9,689	76,446

		5,216,069

Metals & Mining 1.6%
AK Steel Holding Corp. (a)	47,715	219,489
AM Castle & Co.* (a)	5,843	86,301
AMCOL International Corp.	8,865	271,978
Century Aluminum Co.*	18,048	158,100
Coeur d’Alene Mines Corp.*	31,511	775,171
General Moly, Inc.*	24,144	96,817
Globe Specialty Metals, Inc. (a)	21,271	292,476
Gold Reserve, Inc.*	17,559	58,120
Gold Resource Corp. (a)	10,692	164,764
Golden Minerals Co.* (a)	11,230	51,546
Golden Star Resources Ltd.* (a)	92,015	169,308
Handy & Harman Ltd.*	2,054	30,954
Haynes International, Inc.	4,206	218,165
Hecla Mining Co.	99,876	582,277
Horsehead Holding Corp.*	15,465	157,898
Kaiser Aluminum Corp. (a)	6,772	417,765
Materion Corp.	7,185	185,229

25

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Metals & Mining (continued)
McEwen Mining, Inc.* (a)	75,893	$290,670
Metals USA Holdings Corp.	4,084	71,429
Midway Gold Corp.* (a)	43,508	60,476
Noranda Aluminum Holding Corp.	11,902	72,721
Olympic Steel, Inc.	3,212	71,114
Paramount Gold and Silver Corp.* (a)	47,029	109,107
Revett Minerals, Inc.*	9,611	27,103
RTI International Metals, Inc.*	10,628	292,908
Schnitzer Steel Industries, Inc., Class A	8,673	263,052
Stillwater Mining Co.* (a)	40,550	518,229
SunCoke Energy, Inc.*	24,654	384,356
U.S. Silica Holdings, Inc. (a)	4,215	70,517
Universal Stainless & Alloy*	2,435	89,535
US Antimony Corp.* (a)	17,693	31,140
Vista Gold Corp.*	21,022	56,759
Worthington Industries, Inc.	18,251	474,344

		6,819,818

Multiline Retail 0.2%
Bon-Ton Stores, Inc. (The) (a)	4,457	54,019
Fred’s, Inc., Class A	12,900	171,699
Gordmans Stores, Inc.*	3,051	45,826
Saks, Inc.* (a)	38,430	403,899
Tuesday Morning Corp.*	14,762	92,263

		767,706

Multi-Utilities 0.4%
Avista Corp.	20,494	494,111
Black Hills Corp.	15,492	562,979
CH Energy Group, Inc.	5,297	345,470
NorthWestern Corp.	12,797	444,440

		1,847,000

Oil, Gas & Consumable Fuels 3.9%
Abraxas Petroleum Corp.*	29,642	64,916
Adams Resources & Energy, Inc.	799	28,021
Alon USA Energy, Inc.	3,558	64,364
Amyris, Inc.* (a)	10,699	33,381
Apco Oil and Gas International, Inc.	3,120	38,407
Approach Resources, Inc.*	11,433	285,939
Arch Coal, Inc.	74,173	542,946
Berry Petroleum Co., Class A	18,368	616,246
Bill Barrett Corp.*	16,907	300,776
Bonanza Creek Energy, Inc.* (a)	3,465	96,292
BPZ Resources, Inc.* (a)	37,250	117,338
Callon Petroleum Co.*	14,154	66,524
Carrizo Oil & Gas, Inc.* (a)	13,984	292,545
Ceres, Inc.* (a)	2,227	10,111
Clayton Williams Energy, Inc.* (a)	2,069	82,760
Clean Energy Fuels Corp.* (a)	23,347	290,670
Cloud Peak Energy, Inc.*	21,310	411,922
Comstock Resources, Inc.* (a)	17,082	258,451
Contango Oil & Gas Co.	4,499	190,578

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Crimson Exploration, Inc.*	7,840	$21,482
Crosstex Energy, Inc.	14,410	206,639
CVR Energy, Inc.*	5,810	283,470
Delek US Holdings, Inc.	6,026	152,578
Diamondback Energy, Inc.*	5,046	96,480
Emerald Oil, Inc.*	4,893	25,639
Endeavour International Corp.* (a)	15,879	82,253
Energy XXI (Bermuda) Ltd.	27,672	890,762
EPL Oil & Gas, Inc.*	9,784	220,629
Evolution Petroleum Corp.*	6,157	50,056
Forest Oil Corp.*	41,551	277,976
Frontline Ltd.* (a)	18,114	59,052
FX Energy, Inc.*	18,713	76,910
GasLog Ltd.	8,445	104,971
Gastar Exploration Ltd.*	21,335	25,815
Gevo, Inc.* (a)	10,244	15,776
Goodrich Petroleum Corp.* (a)	9,248	86,191
Green Plains Renewable Energy, Inc.*	8,542	67,567
Gulfport Energy Corp.*	19,602	749,188
Halcon Resources Corp.*	39,602	274,046
Hallador Energy Co.	2,262	18,684
Harvest Natural Resources, Inc.* (a)	13,343	121,021
Isramco, Inc.*	385	40,036
KiOR, Inc., Class A* (a)	9,450	60,575
Knightsbridge Tankers Ltd. (a)	8,673	45,533
Kodiak Oil & Gas Corp.*	92,656	820,006
Magnum Hunter Resources Corp.*	52,479	209,391
Matador Resources Co.*	5,076	41,623
McMoRan Exploration Co.* (a)	35,615	571,621
Midstates Petroleum Co., Inc.*	8,582	59,130
Miller Energy Resources, Inc.* (a)	10,654	42,190
Nordic American Tankers Ltd. (a)	18,745	164,019
Northern Oil and Gas, Inc.* (a)	22,473	377,996
Oasis Petroleum, Inc.*	28,029	891,322
Panhandle Oil and Gas, Inc., Class A	2,468	69,672
PDC Energy, Inc.*	10,567	350,930
Penn Virginia Corp. (a)	18,240	80,438
PetroQuest Energy, Inc.* (a)	20,166	99,822
Quicksilver Resources, Inc.* (a)	41,513	118,727
Renewable Energy Group, Inc.* (a)	2,833	16,601
Rentech, Inc.	74,287	195,375
Resolute Energy Corp.* (a)	17,121	139,194
REX American Resources Corp.*	2,059	39,718
Rex Energy Corp.*	15,275	198,881
Rosetta Resources, Inc.*	18,521	840,113
Sanchez Energy Corp.*	4,134	74,412
Saratoga Resources, Inc.* (a)	5,845	20,691
Scorpio Tankers, Inc.*	19,784	140,664
SemGroup Corp., Class A*	14,722	575,336
Ship Finance International Ltd. (a)	16,629	276,540
Solazyme, Inc.* (a)	11,647	91,545
Stone Energy Corp.*	17,498	359,059
Swift Energy Co.*	15,108	232,512

26

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Synergy Resources Corp.*	13,015	$70,151
Targa Resources Corp.	10,177	537,753
Teekay Tankers Ltd., Class A	22,322	64,734
Triangle Petroleum Corp.* (a)	15,896	95,217
Uranerz Energy Corp.* (a)	24,058	33,441
Uranium Energy Corp.* (a)	29,939	76,644
VAALCO Energy, Inc.*	20,660	178,709
W&T Offshore, Inc.	12,229	196,031
Warren Resources, Inc.*	25,752	72,363
Western Refining, Inc. (a)	20,129	567,437
Westmoreland Coal Co.*	3,969	37,071
ZaZa Energy Corp.* (a)	8,959	18,366

		16,890,961

Paper & Forest Products 0.8%
Buckeye Technologies, Inc.	13,775	395,480
Clearwater Paper Corp.*	8,159	319,507
Deltic Timber Corp.	3,845	271,534
KapStone Paper and Packaging Corp.	14,288	317,051
Louisiana-Pacific Corp.*	48,304	933,233
Neenah Paper, Inc.	5,638	160,514
P.H. Glatfelter Co.	15,050	263,074
Resolute Forest Products*	27,959	370,177
Schweitzer-Mauduit International, Inc.	10,927	426,481
Wausau Paper Corp.	15,476	134,022

		3,591,073

Personal Products 0.3%
Elizabeth Arden, Inc.*	8,795	395,863
Female Health Co. (The) (a)	7,146	51,308
Inter Parfums, Inc.	5,769	112,265
Medifast, Inc.*	4,945	130,499
Nature’s Sunshine Products, Inc.	4,079	59,064
Nutraceutical International Corp.	3,170	52,432
Prestige Brands Holdings, Inc.*	17,907	358,677
Revlon, Inc., Class A*	4,051	58,739
Star Scientific, Inc.* (a)	51,438	137,854
Synutra International, Inc.*	6,210	28,752
USANA Health Sciences, Inc.* (a)	2,121	69,845

		1,455,298

Pharmaceuticals 1.4%
Acura Pharmaceuticals, Inc.* (a)	4,340	9,635
Akorn, Inc.* (a)	20,118	268,777
Ampio Pharmaceuticals, Inc.* (a)	8,449	30,332
Auxilium Pharmaceuticals, Inc.*	17,205	318,809
AVANIR Pharmaceuticals, Inc., Class A* (a)	48,367	127,205
BioDelivery Sciences International, Inc.* (a)	7,712	33,239
Cadence Pharmaceuticals, Inc.* (a)	21,314	102,094
Cempra, Inc.*	1,635	10,464
Corcept Therapeutics, Inc.* (a)	15,795	22,587

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
Cornerstone Therapeutics, Inc.*	3,040	$14,379
Cumberland Pharmaceuticals, Inc.*	2,990	12,558
Depomed, Inc.* (a)	19,874	123,020
Endocyte, Inc.*	10,595	95,143
Hi-Tech Pharmacal Co., Inc. (a)	3,823	133,729
Horizon Pharma, Inc.* (a)	11,579	26,979
Impax Laboratories, Inc.*	23,715	485,920
Jazz Pharmaceuticals PLC*	14,661	779,965
Lannett Co., Inc.*	5,923	29,378
MAP Pharmaceuticals, Inc.* (a)	9,632	151,319
Medicines Co. (The)*	19,492	467,223
Nektar Therapeutics* (a)	40,491	300,038
Obagi Medical Products, Inc.*	6,260	85,073
Omeros Corp.* (a)	8,901	46,196
Optimer Pharmaceuticals, Inc.*	16,764	151,714
Pacira Pharmaceuticals, Inc.* (a)	6,636	115,931
Pain Therapeutics, Inc.* (a)	13,411	36,344
Pernix Therapeutics Holdings, Inc.*	3,274	25,374
Pozen, Inc.*	9,523	47,710
Questcor Pharmaceuticals, Inc. (a)	18,982	507,199
Repros Therapeutics, Inc.* (a)	5,769	90,862
Sagent Pharmaceuticals, Inc.*	3,357	54,014
Santarus, Inc.*	19,598	215,186
SciClone Pharmaceuticals, Inc.*	20,262	87,329
Sucampo Pharmaceuticals, Inc., Class A*	4,053	19,860
Supernus Pharmaceuticals, Inc.*	1,355	9,715
Transcept Pharmaceuticals, Inc.*	4,513	20,083
Ventrus Biosciences, Inc.* (a)	4,514	9,750
ViroPharma, Inc.*	23,206	528,169
Vivus, Inc.* (a)	35,251	473,069
XenoPort, Inc.*	14,707	114,273
Zogenix, Inc.* (a)	17,955	23,880

		6,204,524

Professional Services 1.3%
Acacia Research Corp.*	17,326	444,412
Advisory Board Co. (The)*	11,953	559,281
Barrett Business Services, Inc.	2,485	94,654
CBIZ, Inc.*	13,591	80,323
CDI Corp.	4,945	84,708
Corporate Executive Board Co. (The)	11,804	560,218
CRA International, Inc.*	3,716	73,465
Dolan Co. (The)*	11,020	42,868
Exponent, Inc.*	4,759	265,695
Franklin Covey Co.*	5,088	65,635
FTI Consulting, Inc.*	14,621	482,493
GP Strategies Corp.*	5,233	108,061
Heidrick & Struggles International, Inc.	6,415	97,893
Hill International, Inc.*	8,347	30,550
Hudson Global, Inc.*	12,076	54,101
Huron Consulting Group, Inc.*	8,091	272,586
ICF International, Inc.*	6,948	162,861
Insperity, Inc.	7,834	255,075

27

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Professional Services (continued)
Kelly Services, Inc., Class A	9,365	$147,405
Kforce, Inc.	10,147	145,407
Korn/Ferry International*	16,805	266,527
Mistras Group, Inc.*	5,645	139,375
Navigant Consulting, Inc.*	18,212	203,246
Odyssey Marine Exploration, Inc.* (a)	26,487	78,666
On Assignment, Inc.*	15,219	308,641
Pendrell Corp.*	53,079	67,410
Resources Connection, Inc.	14,966	178,694
RPX Corp.*	7,465	67,484
TrueBlue, Inc.*	14,261	224,611
VSE Corp.	1,532	37,549
WageWorks, Inc.*	2,359	41,990

		5,641,884

Real Estate Investment Trusts (REITs) 8.1%
Acadia Realty Trust	17,786	446,073
AG Mortgage Investment Trust, Inc.	7,688	180,514
Agree Realty Corp.	4,177	111,902
Alexander’s, Inc.	741	245,123
American Assets Trust, Inc.	11,914	332,758
American Capital Mortgage Investment Corp.	12,864	303,204
American Realty Capital Trust, Inc.	56,511	652,702
AmREIT, Inc., Class B	991	16,996
Anworth Mortgage Asset Corp.	48,328	279,336
Apollo Commercial Real Estate Finance, Inc.	7,501	121,741
Apollo Residential Mortgage, Inc.	8,683	175,310
Ares Commercial Real Estate Corp. (a)	2,790	45,812
ARMOUR Residential REIT, Inc.	104,147	673,831
Ashford Hospitality Trust, Inc.	19,175	201,529
Associated Estates Realty Corp.	16,663	268,608
Campus Crest Communities, Inc.	12,713	155,861
CapLease, Inc.	24,516	136,554
Capstead Mortgage Corp.	33,738	386,975
Cedar Realty Trust, Inc.	21,792	115,062
Chatham Lodging Trust	5,206	80,068
Chesapeake Lodging Trust	13,384	279,458
Colonial Properties Trust	31,006	662,598
Colony Financial, Inc.	18,505	360,848
Coresite Realty Corp.	7,381	204,158
Cousins Properties, Inc.	32,783	273,738
CreXus Investment Corp.	23,739	290,803
CubeSmart	43,567	634,771
CYS Investments, Inc.	61,281	723,729
DCT Industrial Trust, Inc.	87,882	570,354
DiamondRock Hospitality Co.	65,918	593,262
DuPont Fabros Technology, Inc.	21,660	523,306
Dynex Capital, Inc.	19,680	185,779
EastGroup Properties, Inc.	10,151	546,225
Education Realty Trust, Inc.	38,810	412,938
EPR Properties	16,527	762,060

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Equity One, Inc.	19,453	$408,708
Excel Trust, Inc.	15,689	198,780
FelCor Lodging Trust, Inc.*	44,402	207,357
First Industrial Realty Trust, Inc.*	33,829	476,312
First Potomac Realty Trust	18,200	224,952
Franklin Street Properties Corp.	25,715	316,552
Getty Realty Corp. (a)	9,114	164,599
Gladstone Commercial Corp.	4,196	75,318
Glimcher Realty Trust	49,742	551,639
Government Properties Income Trust	14,414	345,504
Gramercy Capital Corp.*	16,808	49,416
Gyrodyne Co. of America, Inc.	351	25,293
Healthcare Realty Trust, Inc.	30,168	724,334
Hersha Hospitality Trust	61,359	306,795
Highwoods Properties, Inc.	26,283	879,166
Hudson Pacific Properties, Inc.	12,827	270,137
Inland Real Estate Corp.	27,353	229,218
Invesco Mortgage Capital, Inc.	40,759	803,360
Investors Real Estate Trust	30,624	267,348
iStar Financial, Inc.*	30,226	246,342
JAVELIN Mortgage Investment Corp.	2,545	48,584
Kite Realty Group Trust	20,760	116,048
LaSalle Hotel Properties	30,153	765,585
Lexington Realty Trust	45,176	472,089
LTC Properties, Inc.	10,880	382,867
Medical Properties Trust, Inc. (a)	48,032	574,463
Monmouth Real Estate Investment Corp., Class A	14,832	153,660
National Health Investors, Inc.	8,733	493,677
New York Mortgage Trust, Inc.	16,599	104,906
NorthStar Realty Finance Corp.	57,426	404,279
Omega Healthcare Investors, Inc.	39,332	938,068
One Liberty Properties, Inc.	4,313	87,511
Parkway Properties, Inc.	7,547	105,583
Pebblebrook Hotel Trust	21,332	492,769
Pennsylvania Real Estate Investment Trust	19,983	352,500
PennyMac Mortgage Investment Trust	20,532	519,254
Potlatch Corp.	14,312	560,887
PS Business Parks, Inc.	6,582	427,698
RAIT Financial Trust	18,035	101,898
Ramco-Gershenson Properties Trust	16,431	218,697
Redwood Trust, Inc.	28,226	476,737
Resource Capital Corp.	34,191	191,470
Retail Opportunity Investments Corp.	18,199	234,039
RLJ Lodging Trust	37,712	730,481
Rouse Properties, Inc.	8,001	135,377
Ryman Hospitality Properties, Inc.	10,059	386,869
Sabra Health Care REIT, Inc.	13,252	287,833
Saul Centers, Inc.	2,763	118,229
Select Income REIT	3,365	83,351
Sovran Self Storage, Inc.	10,274	638,015
Spirit Realty Capital, Inc.	11,707	208,150

28

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
STAG Industrial, Inc.	10,570	$189,943
Starwood Property Trust, Inc.	46,973	1,078,500
Strategic Hotels & Resorts, Inc.*	63,858	408,691
Summit Hotel Properties, Inc.	13,854	131,613
Sun Communities, Inc.	10,254	409,032
Sunstone Hotel Investors, Inc.*	48,520	519,649
Terreno Realty Corp.	4,981	76,907
Two Harbors Investment Corp.	103,680	1,148,774
UMH Properties, Inc.	5,076	52,435
Universal Health Realty Income Trust	4,149	209,981
Urstadt Biddle Properties, Inc., Class A	8,711	171,432
Washington Real Estate Investment Trust	23,494	614,368
Western Asset Mortgage Capital Corp.	6,324	125,025
Whitestone REIT	4,264	59,909
Winthrop Realty Trust	10,550	116,578

		34,849,527

Real Estate Management & Development 0.2%
AV Homes, Inc.*	3,604	51,249
Consolidated-Tomoka Land Co.	1,584	49,120
Forestar Group, Inc.*	12,246	212,223
Kennedy-Wilson Holdings, Inc.	14,409	201,438
Tejon Ranch Co.*	4,708	132,200
Thomas Properties Group, Inc.	10,265	55,534
Zillow, Inc., Class A* (a)	1,123	31,163

		732,927

Road & Rail 1.2%
Amerco, Inc.	3,027	383,854
Arkansas Best Corp. (a)	9,099	86,895
Avis Budget Group, Inc.*	37,397	741,208
Celadon Group, Inc.	7,208	130,249
Genesee & Wyoming, Inc., Class A*	15,488	1,178,327
Heartland Express, Inc.	16,853	220,269
Knight Transportation, Inc.	20,390	298,306
Marten Transport Ltd.	5,464	100,483
Old Dominion Freight Line, Inc.*	24,995	856,829
Patriot Transportation Holding, Inc.*	2,261	64,280
Quality Distribution, Inc.*	7,755	46,530
Roadrunner Transportation Systems, Inc.*	4,662	84,569
Saia, Inc.*	5,670	131,090
Swift Transportation Co.*	27,866	254,138
Universal Truckload Services, Inc.	1,906	34,784
Werner Enterprises, Inc.	15,506	336,015
Zipcar, Inc.* (a)	9,494	78,231

		5,026,057

Semiconductors & Semiconductor Equipment 3.5%
Advanced Energy Industries, Inc.*	14,008	193,450
Alpha & Omega Semiconductor Ltd.*	6,112	51,341

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Ambarella, Inc.*	2,119	$23,627
Amkor Technology, Inc.* (a)	25,885	110,011
ANADIGICS, Inc.*	25,341	63,859
Applied Micro Circuits Corp.* (a)	22,080	185,472
ATMI, Inc.*	11,217	234,211
Axcelis Technologies, Inc.*	38,876	54,038
AXT, Inc.*	11,573	32,520
Brooks Automation, Inc.	23,328	187,790
Cabot Microelectronics Corp. (a)	8,304	294,875
Cavium, Inc.* (a)	17,355	541,650
Ceva, Inc.*	8,269	130,237
Cirrus Logic, Inc.*	22,635	655,736
Cohu, Inc.	8,708	94,395
Cymer, Inc.*	10,843	980,532
Diodes, Inc.*	12,488	216,667
DSP Group, Inc.*	7,796	44,905
Entegris, Inc.*	48,214	442,605
Entropic Communications, Inc.*	31,339	165,783
Exar Corp.*	12,901	114,819
First Solar, Inc.* (a)	21,084	651,074
FormFactor, Inc.*	17,592	80,220
GSI Technology, Inc.*	7,429	46,580
GT Advanced Technologies, Inc.* (a)	41,932	126,635
Hittite Microwave Corp.*	10,976	681,610
Inphi Corp.*	8,268	79,207
Integrated Device Technology, Inc.*	50,044	365,321
Integrated Silicon Solution, Inc.*	9,829	88,461
Intermolecular, Inc.*	5,008	44,571
International Rectifier Corp.*	23,979	425,148
Intersil Corp., Class A	44,912	372,320
IXYS Corp.	8,756	80,030
Kopin Corp.*	23,915	79,637
Lattice Semiconductor Corp.*	41,086	163,933
LTX-Credence Corp.*	17,572	115,272
M/A-COM Technology Solutions Holdings, Inc.*	2,200	32,934
Mattson Technology, Inc.*	20,999	17,639
MaxLinear, Inc., Class A*	7,812	39,216
MEMC Electronic Materials, Inc.*	81,886	262,854
Micrel, Inc.	17,248	163,856
Microsemi Corp.*	30,940	650,978
Mindspeed Technologies, Inc.* (a)	12,904	60,391
MIPS Technologies, Inc.*	17,064	133,440
MKS Instruments, Inc.	18,245	470,356
Monolithic Power Systems, Inc.	10,728	239,020
MoSys, Inc.*	12,102	42,115
Nanometrics, Inc.*	8,219	118,518
NeoPhotonics Corp.*	7,009	40,232
NVE Corp.*	1,734	96,220
OmniVision Technologies, Inc.* (a)	18,563	261,367
PDF Solutions, Inc.*	8,581	118,246
Peregrine Semiconductor Corp.*	1,888	28,905
Pericom Semiconductor Corp.*	8,485	68,135

29

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Photronics, Inc.*	21,234	$126,555
PLX Technology, Inc.*	16,117	58,505
Power Integrations, Inc. (a)	9,940	334,083
QuickLogic Corp.* (a)	14,275	30,977
Rambus, Inc.* (a)	38,781	189,251
RF Micro Devices, Inc.*	97,599	437,244
Rubicon Technology, Inc.* (a)	6,035	36,874
Rudolph Technologies, Inc.*	11,540	155,213
Semtech Corp.*	22,834	661,044
Sigma Designs, Inc.*	11,776	60,646
Silicon Image, Inc.*	29,628	146,955
Spansion, Inc., Class A*	16,753	233,034
STR Holdings, Inc.* (a)	10,685	26,926
SunPower Corp.* (a)	14,081	79,135
Supertex, Inc. (a)	3,684	64,654
Tessera Technologies, Inc.	18,278	300,125
TriQuint Semiconductor, Inc.*	59,437	287,675
Ultra Clean Holdings, Inc.*	8,372	41,107
Ultratech, Inc.*	9,288	346,442
Veeco Instruments, Inc.* (a)	13,558	400,232
Volterra Semiconductor Corp.*	9,042	155,251

		15,234,892

Software 3.7%
Accelrys, Inc.*	19,657	177,896
ACI Worldwide, Inc.*	14,002	611,747
Actuate Corp.*	17,262	96,667
Advent Software, Inc.*	11,055	236,356
American Software, Inc., Class A	8,488	65,867
Aspen Technology, Inc.*	32,601	901,092
AVG Technologies NV* (a)	2,864	45,337
Blackbaud, Inc.	15,585	355,806
Bottomline Technologies, Inc.*	12,338	325,600
BroadSoft, Inc.* (a)	9,733	353,600
Callidus Software, Inc.* (a)	12,505	56,773
CommVault Systems, Inc.*	15,682	1,093,192
Comverse Technology, Inc.*	76,783	294,847
Comverse, Inc.*	7,678	219,053
Digimarc Corp.	2,584	53,489
Ebix, Inc. (a)	9,981	160,395
Ellie Mae, Inc.*	8,778	243,589
Eloqua, Inc.*	3,090	72,893
Envivio, Inc.* (a)	2,939	4,996
EPIQ Systems, Inc.	10,984	140,375
ePlus, Inc.	1,409	58,248
Exa Corp.*	1,650	16,054
Fair Isaac Corp.	11,962	502,763
FalconStor Software, Inc.*	11,432	26,637
FleetMatics Group plc* (a)	3,154	79,355
Gerber Scientific, Inc.* (b)	8,390	0
Glu Mobile, Inc.* (a)	19,354	44,321
Guidance Software, Inc.*	5,198	61,700
Guidewire Software, Inc.*	6,835	203,136

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Imperva, Inc.*	3,479	$109,693
Infoblox, Inc.*	2,804	50,388
Interactive Intelligence Group, Inc.*	5,151	172,764
Jive Software, Inc.*	5,782	84,012
Manhattan Associates, Inc.*	7,172	432,758
Mentor Graphics Corp.*	32,366	550,869
MicroStrategy, Inc., Class A*	3,012	281,261
Monotype Imaging Holdings, Inc.	12,940	206,781
Netscout Systems, Inc.*	12,997	337,792
Parametric Technology Corp.*	41,931	943,867
Pegasystems, Inc. (a)	6,048	137,169
Pervasive Software, Inc.*	3,961	35,292
Progress Software Corp.*	22,058	462,997
Proofpoint, Inc.*	2,302	28,338
PROS Holdings, Inc.*	7,702	140,870
QAD, Inc., Class A	2,409	34,690
QLIK Technologies, Inc.* (a)	29,952	650,557
Qualys, Inc.*	3,058	45,228
RealPage, Inc.* (a)	12,644	272,731
Rosetta Stone, Inc.*	3,795	46,830
Sapiens International Corp. NV*	3,098	12,392
Seachange International, Inc.*	10,220	98,827
Sourcefire, Inc.* (a)	10,430	492,505
SS&C Technologies Holdings, Inc.*	11,901	275,151
Synchronoss Technologies, Inc.*	9,736	205,332
Take-Two Interactive Software, Inc.*	27,596	303,832
Tangoe, Inc.*	10,640	126,297
Telenav, Inc.*	5,888	46,986
TiVo, Inc.*	43,575	536,844
Tyler Technologies, Inc.*	10,630	514,917
Ultimate Software Group, Inc.*	9,351	882,828
VASCO Data Security International, Inc.*	10,048	81,992
Verint Systems, Inc.*	7,686	225,661
VirnetX Holding Corp.* (a)	14,713	430,797
Websense, Inc.*	13,091	196,889

		15,957,921

Specialty Retail 3.4%
Aeropostale, Inc.*	28,410	369,614
America’s Car-Mart, Inc.*	2,827	114,550
Ann, Inc.*	17,089	578,292
Asbury Automotive Group, Inc.*	9,776	313,125
Barnes & Noble, Inc.* (a)	10,056	151,745
bebe stores, inc.	12,709	50,709
Big 5 Sporting Goods Corp. (a)	5,944	77,867
Body Central Corp.*	5,784	57,609
Brown Shoe Co., Inc.	15,131	277,957
Buckle, Inc. (The) (a)	9,758	435,597
Cabela’s, Inc.*	16,356	682,863
Casual Male Retail Group, Inc.*	14,724	61,841
Cato Corp. (The), Class A	9,452	259,268
Children’s Place Retail Stores, Inc. (The)*	8,454	374,428
Citi Trends, Inc.*	5,340	73,478

30

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Conn’s, Inc.* (a)	5,537	$169,875
Destination Maternity Corp.	4,806	103,617
Express, Inc.*	31,434	474,339
Finish Line, Inc. (The), Class A	17,888	338,620
Five Below, Inc.* (a)	3,767	120,695
Francesca’s Holdings Corp.* (a)	12,311	319,594
Genesco, Inc.*	8,541	469,755
Group 1 Automotive, Inc. (a)	8,021	497,222
Haverty Furniture Cos., Inc.	6,719	109,587
hhgregg, Inc.* (a)	5,552	38,975
Hibbett Sports, Inc.*	9,229	486,368
Hot Topic, Inc. (a)	15,085	145,570
Jos. A. Bank Clothiers, Inc.*	9,786	416,688
Kirkland’s, Inc.*	4,878	51,658
Lithia Motors, Inc., Class A	7,674	287,161
Lumber Liquidators Holdings, Inc.* (a)	9,676	511,183
MarineMax, Inc.*	7,379	65,968
Mattress Firm Holding Corp.* (a)	3,856	94,588
Men’s Wearhouse, Inc. (The)	17,793	554,430
Monro Muffler Brake, Inc. (a)	10,858	379,704
New York & Co., Inc.*	9,819	37,410
Office Depot, Inc.*	99,945	327,820
OfficeMax, Inc.	30,470	297,387
Orchard Supply Hardware Stores Corp., Class A* (a)	729	5,402
Penske Automotive Group, Inc.	14,912	448,702
Pep Boys-Manny, Moe & Jack (The)	18,528	182,130
Perfumania Holdings, Inc.*	1,920	9,446
Pier 1 Imports, Inc. (a)	34,092	681,840
RadioShack Corp. (a)	34,933	74,058
Rent-A-Center, Inc.	20,787	714,241
Restoration Hardware Holdings, Inc.* (a)	1,938	65,369
rue21, inc.*	5,499	156,117
Select Comfort Corp.*	20,000	523,400
Shoe Carnival, Inc.	5,027	103,003
Sonic Automotive, Inc., Class A	14,266	298,017
Stage Stores, Inc.	10,830	268,367
Stein Mart, Inc.	9,547	71,984
Systemax, Inc.	3,746	36,149
Teavana Holdings, Inc.* (a)	3,154	48,887
Tilly’s, Inc., Class A*	3,304	44,571
Vitamin Shoppe, Inc.*	10,394	596,200
West Marine, Inc.*	5,475	58,856
Wet Seal, Inc. (The), Class A*	32,184	88,828
Winmark Corp.	835	47,595
Zumiez, Inc.* (a)	7,737	150,175

		14,850,494

Textiles, Apparel & Luxury Goods 1.5%
Cherokee, Inc.	3,028	41,514
Columbia Sportswear Co. (a)	4,222	225,286
Crocs, Inc.*	31,415	452,062
Culp, Inc.	2,435	36,549

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods (continued)
Delta Apparel, Inc.*	2,417	$33,790
Fifth & Pacific Cos., Inc.*	38,070	473,971
G-III Apparel Group Ltd.*	5,860	200,588
Iconix Brand Group, Inc.*	24,700	551,304
Jones Group, Inc. (The) (a)	29,007	320,817
K-Swiss, Inc., Class A* (a)	9,468	31,812
Maidenform Brands, Inc.*	8,367	163,073
Movado Group, Inc.	6,228	191,075
Oxford Industries, Inc. (a)	4,967	230,270
Perry Ellis International, Inc.	4,159	82,764
Quiksilver, Inc.*	45,882	194,998
RG Barry Corp.	3,272	46,364
Skechers U.S.A., Inc., Class A*	13,195	244,108
Steven Madden Ltd.*	13,736	580,621
True Religion Apparel, Inc.	9,074	230,661
Tumi Holdings, Inc.* (a)	7,615	158,773
Unifi, Inc.*	4,951	64,413
Vera Bradley, Inc.* (a)	7,049	176,930
Warnaco Group, Inc. (The)*	14,409	1,031,252
Wolverine World Wide, Inc. (a)	17,058	699,037

		6,462,032

Thrifts & Mortgage Finance 1.7%
Astoria Financial Corp. (a)	31,027	290,413
Bank Mutual Corp.	16,800	72,240
BankFinancial Corp.	7,640	56,689
Beneficial Mutual Bancorp, Inc.*	11,806	112,157
Berkshire Hills Bancorp, Inc.	8,029	191,572
BofI Holding, Inc.*	3,677	102,478
Brookline Bancorp, Inc.	25,378	215,713
Cape Bancorp, Inc.	4,490	39,018
Charter Financial Corp.	2,711	28,737
Clifton Savings Bancorp, Inc.	3,254	36,673
Dime Community Bancshares, Inc.	11,478	159,429
Doral Financial Corp.*	46,663	33,789
ESB Financial Corp.	4,065	56,381
ESSA Bancorp, Inc.	3,789	41,262
EverBank Financial Corp.	7,936	118,326
Federal Agricultural Mortgage Corp., Class C	3,584	116,480
First Defiance Financial Corp.	3,583	68,758
First Federal Bancshares of Arkansas, Inc.* (a)	909	8,863
First Financial Holdings, Inc.	5,958	77,931
First Financial Northwest, Inc.*	4,277	32,291
First PacTrust Bancorp, Inc.	4,053	49,730
Flushing Financial Corp.	11,187	171,609
Fox Chase Bancorp, Inc. (a)	4,834	80,486
Franklin Financial Corp.	5,026	83,331
Heritage Financial Group, Inc.	2,080	28,683
Hingham Institution for Savings (a)	181	11,331
Home Bancorp, Inc.*	1,663	30,350
Home Federal Bancorp, Inc.	5,386	66,948

31

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Home Loan Servicing Solutions Ltd.	9,980	$188,622
HomeStreet, Inc.*	3,136	80,125
Kearny Financial Corp.	5,855	57,086
Meridian Interstate Bancorp, Inc.*	3,227	54,149
MGIC Investment Corp.* (a)	66,938	178,055
NASB Financial, Inc.* (a)	1,194	25,516
Nationstar Mortgage Holdings, Inc.*	6,846	212,089
Northfield Bancorp, Inc.	5,386	82,136
Northwest Bancshares, Inc.	34,625	420,347
OceanFirst Financial Corp.	5,524	75,955
Ocwen Financial Corp.*	37,810	1,307,848
Oritani Financial Corp.	16,336	250,267
Peoples Federal Bancshares, Inc. (a)	1,158	20,138
Provident Financial Holdings, Inc.	2,668	46,690
Provident Financial Services, Inc.	21,138	315,379
Provident New York Bancorp (a)	12,496	116,338
Radian Group, Inc. (a)	47,037	287,396
Rockville Financial, Inc.	10,369	133,760
Roma Financial Corp.	2,953	44,649
SI Financial Group, Inc.	2,587	29,750
Simplicity Bancorp, Inc.	2,371	35,446
Territorial Bancorp, Inc.	4,203	96,039
Tree.com, Inc.	1,926	34,726
TrustCo Bank Corp.	33,974	179,383
United Financial Bancorp, Inc.	7,401	116,344
ViewPoint Financial Group, Inc. (a)	12,011	251,510
Walker & Dunlop, Inc.*	4,193	69,855
Waterstone Financial, Inc.*	1,605	12,519
Westfield Financial, Inc.	9,369	67,738
WSFS Financial Corp.	2,757	116,483

		7,288,006

Tobacco 0.2%
Alliance One International, Inc.*	30,370	110,547
Universal Corp.	8,146	406,567
Vector Group Ltd. (a)	19,671	292,507

		809,621

Trading Companies & Distributors 1.0%
Aceto Corp. (a)	9,683	97,217
Aircastle Ltd.	20,249	253,922
Applied Industrial Technologies, Inc.	14,744	619,395
Beacon Roofing Supply, Inc.* (a)	16,559	551,084
BlueLinx Holdings, Inc.* (a)	6,106	17,158
CAI International, Inc.*	4,624	101,497
DXP Enterprises, Inc.*	3,128	153,491
Edgen Group, Inc.*	5,499	38,823
H&E Equipment Services, Inc.	10,134	152,719
Houston Wire & Cable Co.	6,408	78,626
Kaman Corp. (a)	9,310	342,608
Rush Enterprises, Inc., Class A*	11,708	242,004
SeaCube Container Leasing Ltd.	4,075	76,814
TAL International Group, Inc. (a)	10,231	372,204

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors (continued)
Textainer Group Holdings Ltd. (a)	4,578	$144,024
Titan Machinery, Inc.* (a)	5,937	146,644
Watsco, Inc.	10,315	772,594
Willis Lease Finance Corp.*	1,539	22,023

		4,182,847

Transportation Infrastructure 0.0%†
Wesco Aircraft Holdings, Inc.* (a)	6,105	80,647

Water Utilities 0.3%
American States Water Co. (a)	6,712	322,042
Artesian Resources Corp., Class A	2,826	63,387
Cadiz, Inc.* (a)	4,604	36,464
California Water Service Group	14,921	273,800
Connecticut Water Service, Inc.	3,217	95,802
Consolidated Water Co., Ltd.	5,351	39,597
Middlesex Water Co.	5,809	113,624
SJW Corp.	4,993	132,814
York Water Co. (The) (a)	4,817	84,635

		1,162,165

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.*	5,770	43,564
Leap Wireless International, Inc.* (a)	19,146	127,321
NTELOS Holdings Corp.	5,308	69,588
Shenandoah Telecommunications Co.	8,524	130,502
USA Mobility, Inc.	7,880	92,038

		463,013

Total Common Stocks (cost $369,952,449)		421,580,487

Warrant 0.0%†

	Number of Warrants	Market Value

Oil, Gas & Consumable Fuels 0.0%†
Magnum Hunter Resources Corp., expiring at an exercise price of $10.50 on 10/14/2013* (a)	3,727	74

Total Warrant (cost $–)		74

32

Statement of Investments (Continued)

December 31, 2012

NVIT Small Cap Index Fund (Continued)

Mutual Funds 2.3%

	Shares	Market Value

Equity Fund 0.0%†
Firsthand Technology Value Fund, Inc. * (a)	2,761	$48,152

Money Market Fund 2.3%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (c)	9,995,958	9,995,958

Total Mutual Funds (cost $10,043,975)		10,044,110

Repurchase Agreements 12.6%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.18%, dated 12/31/12, due 01/02/13, repurchase price $33,000,330, collateralized by U.S. Government Agency Mortgage Securities ranging from 0.20% — 6.25%, maturing 1/12/15 — 5/15/29 and by U.S. Government Treasury Securities, .13%, maturing 12/31/2014; total market value $33,660,001. (d)	$33,000,000	33,000,000
Credit Suisse (USA) LLC, 0.22%, dated 12/31/12, due 01/02/13, repurchase price $21,338,253, collateralized by U.S. Government Treasury Securities, 0.00%, maturing 1/3/13 — 12/12/13; total market value $21,764,785. (d)	21,337,992	21,337,992

Total Repurchase Agreements (cost $54,337,992)		54,337,992

Total Investments (cost $434,334,416) (e) — 112.2%		485,962,663

Liabilities in excess of other assets — (12.2%)		(52,991,669)

NET ASSETS — 100.0%		$432,970,994

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at December 31, 2012. The total value of securities on loan at December 31, 2012 was $53,937,473.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of December 31, 2012.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of December 31, 2012 was $54,337,992.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

At December 31, 2012, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
139	Russell 2000 Mini Future	03/15/13	$11,767,740	$245,480

33

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2012

NVIT Small Cap Index Fund
Assets:
Investments, at value *(cost $379,996,424)	$431,624,671
Repurchase agreements, at value and cost	54,337,992

Total Investments	485,962,663

Cash	482,699
Deposits with broker for futures contracts	590,000
Dividends receivable	477,219
Security lending income receivable	90,744
Receivable for capital shares issued	202,744
Receivable for variation margin on futures contracts	304,411
Prepaid expenses	975

Total Assets	488,111,455

Liabilities:
Payable for capital shares redeemed	690,513
Payable upon return of securities loaned (Note 2)	54,337,992
Accrued expenses and other payables:
Investment advisory fees	68,379
Fund administration fees	14,787
Accounting and transfer agent fees	3,920
Custodian fees	2,409
Professional fees	12,660
Printing fees	7,997
Other	1,804

Total Liabilities	55,140,461

Net Assets	$432,970,994

Represented by:
Capital	$397,951,748
Accumulated undistributed net investment income	1,617,089
Accumulated net realized losses from investment and futures transactions	(18,471,570)
Net unrealized appreciation/(depreciation) from investments	51,628,247
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	245,480

Net Assets	$432,970,994

Net Assets:
Class Y Shares	$432,970,994

Total	$432,970,994

Shares Outstanding (unlimited number of shares authorized):
Class Y Shares	42,239,781

Total	42,239,781

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class Y Shares	$10.25

*	Includes value of securities on loan of $53,937,473 (Note 2).

The accompanying notes are an integral part of these financial statements.

34

Statement of Operations

For the Year Ended December 31, 2012

NVIT Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$8,085,876
Income from securities lending (Note 2)	1,184,112
Other income	209
Foreign tax withholding	(9,388)

Total Income	9,260,809

EXPENSES:
Investment advisory fees	808,424
Fund administration fees	171,197
Professional fees	34,180
Printing fees	17,751
Trustee fees	16,511
Custodian fees	16,142
Accounting and transfer agent fees	15,250
Compliance program costs (Note 3)	1,512
Other	14,285

Total expenses before earnings credit and fees waived	1,095,252

Earnings credit (Note 4)	(430)
Investment advisory fees waived (Note 3)	(4,390)

Net Expenses	1,090,432

NET INVESTMENT INCOME	8,170,377

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	13,553,376
Net realized gains from futures transactions (Note 2)	1,425,079

Net realized gains from investment and futures transactions	14,978,455

Net change in unrealized appreciation/(depreciation) from investments	40,931,090
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	238,058

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	41,169,148

Net realized/unrealized gains from investments and futures transactions	56,147,603

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$64,317,980

The accompanying notes are an integral part of these financial statements.

35

Statements of Changes in Net Assets

	NVIT Small Cap Index Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$8,170,377	$4,503,915
Net realized gains from investment and futures transactions	14,978,455	6,248,456
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	41,169,148	(22,933,611)

Change in net assets resulting from operations	64,317,980	(12,181,240)

Distributions to Shareholders From:
Net investment income:
Class Y	(7,026,441)	(3,902,359)

Change in net assets from shareholder distributions	(7,026,441)	(3,902,359)

Change in net assets from capital transactions	(23,401,112)	59,625,032

Change in net assets	33,890,427	43,541,433

Net Assets:
Beginning of year	399,080,567	355,539,134

End of year	$432,970,994	$399,080,567

Accumulated undistributed net investment income at end of year	$1,617,089	$670,668

CAPITAL TRANSACTIONS:
Class Y Shares
Proceeds from shares issued	$29,587,785	$164,130,785
Dividends reinvested	7,026,441	3,902,359
Cost of shares redeemed	(60,015,338)	(108,408,112)

Total Class Y Shares	(23,401,112)	59,625,032

Change in net assets from capital transactions	$(23,401,112)	$59,625,032

SHARE TRANSACTIONS:
Class Y Shares
Issued	3,040,025	18,121,224
Reinvested	706,108	427,580
Redeemed	(6,091,815)	(11,668,352)

Total Class Y Shares	(2,345,682)	6,880,452

Total change in shares	(2,345,682)	6,880,452

The accompanying notes are an integral part of these financial statements.

36

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

NVIT Small Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover
Class Y Shares(b)
Year Ended December 31, 2012(c)	$8.95	0.19	1.28	1.47	(0.17)	–	–	(0.17)	$10.25	16.46%	$432,970,994	0.26%	1.93%	0.26%	15.42%
Year Ended December 31, 2011(c)	$9.43	0.11	(0.50)	(0.39)	(0.09)	–	–	(0.09)	$8.95	(4.15)%	$399,080,567	0.25%	1.16%	0.27%	29.80%
Year Ended December 31, 2010(c)	$7.54	0.10	1.90	2.00	(0.11)	–	–	(0.11)	$9.43	26.65%	$355,539,134	0.27%	1.24%	0.28%	19.24%
Year Ended December 31, 2009(c)	$6.00	0.08	1.53	1.61	(0.07)	–	–	(0.07)	$7.54	26.95%	$289,888,931	0.30%	1.28%	0.30%	30.26%
Year Ended December 31, 2008	$9.30	0.10	(3.22)	(3.12)	(0.09)	(0.09)	–	(0.18)	$6.00	(34.01)%	$208,119,715	0.30%	1.19%	0.31%	29.74%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Effective May 1, 2008, Class ID Shares were renamed Class Y shares.
(c)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

37

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the NVIT Small Cap Index Fund (the “Fund”), a series of the Trust. Currently, shares of the Fund are held by unaffiliated insurance companies and other series of the Trust that operate as funds-of-funds, such as the NVIT Investor Destinations Funds.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of

38

Notes to Financial Statements (Continued)

December 31, 2012

Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$6,996,204	$—	$—	$6,996,204
Air Freight & Logistics	1,605,556	—	—	1,605,556
Airlines	3,396,715	—	—	3,396,715
Auto Components	3,861,627	—	—	3,861,627
Automobiles	178,066	—	—	178,066
Beverages	611,305	—	—	611,305
Biotechnology	15,587,747	—	—	15,587,747
Building Products	4,159,665	—	—	4,159,665
Capital Markets	10,605,911	—	—	10,605,911

39

Notes to Financial Statements (Continued)

December 31, 2012

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Chemicals	$9,154,792	$—	$—	$9,154,792
Commercial Banks	27,333,188	—	—	27,333,188
Commercial Services & Supplies	9,991,178	—	—	9,991,178
Communications Equipment	8,593,890	—	—	8,593,890
Computers & Peripherals	2,996,715	—	—	2,996,715
Construction & Engineering	3,783,907	—	—	3,783,907
Construction Materials	1,623,707	—	—	1,623,707
Consumer Finance	3,593,139	—	—	3,593,139
Containers & Packaging	1,126,336	—	—	1,126,336
Distributors	995,269	—	—	995,269
Diversified Consumer Services	4,892,336	—	—	4,892,336
Diversified Financial Services	1,337,950	—	—	1,337,950
Diversified Telecommunication Services	2,512,640	—	—	2,512,640
Electric Utilities	6,322,177	—	—	6,322,177
Electrical Equipment	5,288,013	—	—	5,288,013
Electronic Equipment, Instruments & Components	9,733,159	—	—	9,733,159
Energy Equipment & Services	8,639,782	—	—	8,639,782
Food & Staples Retailing	4,421,451	—	—	4,421,451
Food Products	6,561,565	—	—	6,561,565
Gas Utilities	4,206,044	—	—	4,206,044
Health Care Equipment & Supplies	13,175,126	—	—	13,175,126
Health Care Providers & Services	11,992,305	—	—	11,992,305
Health Care Technology	2,579,159	—	—	2,579,159
Hotels, Restaurants & Leisure	13,165,926	—	—	13,165,926
Household Durables	4,943,597	—	—	4,943,597
Household Products	968,240	—	—	968,240
Independent Power Producers & Energy Traders	629,285	—	—	629,285
Industrial Conglomerates	824,345	—	—	824,345
Information Technology Services	7,947,031	—	—	7,947,031
Insurance	10,579,777	—	—	10,579,777
Internet & Catalog Retail	1,661,525	—	—	1,661,525
Internet Software & Services	9,441,900	—	—	9,441,900
Leisure Equipment & Products	2,137,546	—	—	2,137,546
Life Sciences Tools & Services	1,494,113	—	—	1,494,113
Machinery	14,289,671	—	—	14,289,671
Marine	106,425	—	—	106,425
Media	5,216,069	—	—	5,216,069
Metals & Mining	6,819,818	—	—	6,819,818
Multiline Retail	767,706	—	—	767,706
Multi-Utilities	1,847,000	—	—	1,847,000
Oil, Gas & Consumable Fuels	16,890,961	—	—	16,890,961
Paper & Forest Products	3,591,073	—	—	3,591,073
Personal Products	1,455,298	—	—	1,455,298
Pharmaceuticals	6,204,524	—	—	6,204,524
Professional Services	5,641,884	—	—	5,641,884
Real Estate Investment Trusts (REITs)	34,849,527	—	—	34,849,527
Real Estate Management & Development	732,927	—	—	732,927
Road & Rail	5,026,057	—	—	5,026,057
Semiconductors & Semiconductor Equipment	15,234,892	—	—	15,234,892
Software	15,957,921	—	—	15,957,921
Specialty Retail	14,850,494	—	—	14,850,494
Textiles, Apparel & Luxury Goods	6,462,032	—	—	6,462,032

40

Notes to Financial Statements (Continued)

December 31, 2012

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Thrifts & Mortgage Finance	$7,288,006	$—	$—	$7,288,006
Tobacco	809,621	—	—	809,621
Trading Companies & Distributors	4,182,847	—	—	4,182,847
Transportation Infrastructure	80,647	—	—	80,647
Water Utilities	1,162,165	—	—	1,162,165
Wireless Telecommunication Services	463,013	—	—	463,013
Total Common Stocks	$421,580,487	$—	$—	$421,580,487
Futures Contracts	245,480	—	—	245,480
Mutual Funds	10,044,110	—	—	10,044,110
Repurchase Agreements	—	54,337,992	—	54,337,992
Warrant	74	—	—	74
Total	$431,870,151	$54,337,992	$—	$486,208,143

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year-ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

During the year ended December 31, 2012, the Fund held two common stock investment that was categorized as a level three investment and which was valued at zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

41

Notes to Financial Statements (Continued)

December 31, 2012

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2012:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2012

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts* Equity risk	Unrealized appreciation from futures contracts	$245,480
Total		$245,480

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2012

Realized Gain/(Loss):	Total
Futures Contracts Equity risk	$1,425,079
Total	$1,425,079

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2012

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts Equity risk	$238,058
Total	$238,058

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2012.

(d)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest).

42

Notes to Financial Statements (Continued)

December 31, 2012

Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2012, the Fund had securities with the following values on loan:

Value of Loaned Securities	Value of Collateral
$53,937,473	$54,337,992

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to passive foreign investment company gain/loss on sales, real estate investment trust (“REIT”) returns of capital dividends, REIT capital gain dividend reclassifications, partnership distributions, and reclassification of consent fees. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

43

Notes to Financial Statements (Continued)

December 31, 2012

(h)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from the Fund’s investments in U.S. REITs often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(i)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

44

Notes to Financial Statements (Continued)

December 31, 2012

Prior to February 1, 2012, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.20%
$1.5 billion up to $3 billion	0.19%
$3 billion and more	0.18%

For the period from February 1, 2012 through May 1, 2012, under the terms of the Investment Advisory Agreement, the Fund paid NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.19%
$1.5 billion up to $3 billion	0.18%
$3 billion and more	0.17%

Beginning May 1, 2012, under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1.5 billion	0.19%
$1.5 billion up to $3 billion	0.17%
$3 billion and more	0.16%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

Prior to February 1, 2012, the Trust and NFA operated pursuant to a written Expense Limitation Agreement that limited the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.30% for all share classes. Effective February 1, 2012, the Expense Limitation Agreement limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.28% for all share classes. Unless it is terminated or amended with the consent of the Board of Trustees, the Expense Limitation Agreement will remain in effect until April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, there were no cumulative potential reimbursements.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

45

Notes to Financial Statements (Continued)

December 31, 2012

Due to a reduction in the subadvisory fees payable by NFA, NFA had agreed to waive from its Investment Advisory Fee an amount equal to $4,390, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $171,197 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $1,512.

For the year ended December 31, 2012, NFS received $171,197 in administrative services fees from the Fund.

4. Bank	Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

46

Notes to Financial Statements (Continued)

December 31, 2012

5. Investment	Transactions

For the year ended December 31, 2012, the Fund had purchases of $63,781,821 and sales of $85,577,841 (excluding short-term securities).

6. Portfolio	Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. New	Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

9. Recaptured	Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $0 of brokerage commissions.

47

Notes to Financial Statements (Continued)

December 31, 2012

10. Federal	Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$7,026,441	$—	$7,026,441	$—	$7,026,441

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$3,902,359	$—	$3,902,359	$—	$3,902,359

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$1,766,002	$—	$1,766,002	$(7,103,243)	$40,356,487	$35,019,246

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$445,606,176	$93,447,348	$(53,090,861)	$40,356,487

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$7,103,243	2017

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $13,799,199 to offset capital gains.

11. Subsequent	Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

48

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of NVIT Small Cap Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NVIT Small Cap Index Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers, and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

49

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 64.12%.

50

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89

Director of Dentsply

International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialtychemicals)

from 2005

to present.

C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

51

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

52

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

53

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

54

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

55

Templeton NVIT International Value Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

12	Statement of Investments

16	Statement of Assets and Liabilities

17	Statement of Operations

18	Statements of Changes in Net Assets

19	Financial Highlights

20	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Supplemental Information

31	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-IV (2/13)

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Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

The Fund is subject to risks associated with investing in foreign securities.

Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets.

Value funds may underperform other funds that use different investing styles.

Funds that concentrate on specific countries, sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

The Fund is subject to risks associated with investing in preferred stocks and convertible securities.

The Fund is subject to stock market risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2

Important Disclosures (Continued)

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI All Country World excluding U.S. IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets; excludes the United States.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in

3

Important Disclosures (Continued)

mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or

Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Templeton Investment Counsel, LLC.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Templeton Investment Counsel, LLC.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

Templeton NVIT International Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the annual period ended December 31, 2012, the Templeton NVIT International Value Fund (Class III) returned 19.56% versus 16.83% for its benchmark, the MSCI All Country World excluding U.S. IndexSM. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of International Value Funds (consisting of 65 funds as of December 31, 2012) was 17.30% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributors to Fund performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the financials, industrials and information technology sectors.

In terms of individual Fund holdings, Samsung Electronics Co., Ltd., a South Korean semiconductor and consumer electronics manufacturer, contributed to relative Fund performance during the reporting period. The company saw its share price rise during the reporting period. This Fund holding was not included in the Fund’s benchmark, however, the Fund held it due to the company’s tremendous cash flow-generating capabilities and its clean balance sheet.

Fund holding Michelin [Compagnie Générale des Établissements Michelin], a French tire manufacturer, reported higher third-quarter 2012 earnings and confirmed its forecast for an increase in operating income for the fiscal year. Fund holding Swiss Re AG, a large Swiss insurance firm, benefited from lower-than-expected catastrophe levels and judicious underwriting discipline, and could return excess capital to shareholders. Both of these Fund holdings contributed to relative Fund performance during the reporting period.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The most significant detractors from relative Fund performance for the reporting period were the Fund’s investments in the energy, telecommunication services and consumer staples sectors.

Fund holding Repsol S.A., a Spanish integrated oil firm, suffered when its majority stake in energy firm Yacimientos Petrolíferos Fiscales (YPF) was nationalized by the Argentine government. Fund holding France Telecom, a leading telecommunications services provider, experienced regulatory and competitive issues and anemic revenue growth. Both of these Fund holdings detracted from relative Fund performance during the reporting period.

Another Fund holding not included in the Fund’s benchmark, PETRÓLEO BRASILEIRO S.A. — PETROBRAS, a state-controled oil firm based in Brazil, underperformed because it was forced to sell imported gasoline at unprofitable prices to aid the Brazilian government’s inflation battle. This Fund holding also detracted from relative Fund performance during the reporting period.

Subadviser:

Templeton Investment Counsel, LLC

Portfolio Managers:

Antonio T. Docal, CFA; Peter Nori, CFA; and Cindy L. Sweeting, CFA

7

Fund Performance	Templeton NVIT International Value Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	Inception[2]
Class III	19.56	12.74%

[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

2	Since inception date of March 24, 2009.

Expense Ratios

Expense Ratio*
Class III	1.00%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class III shares of the Templeton NVIT International Value Fund since inception through 12/31/12 versus performance of the MSCI All Country World (AC) excluding U.S. Index(a) and the Consumer Price Index (CPI)(b) from 4/1/09 through 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The MSCI AC World ex U.S. Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	Templeton NVIT International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

Templeton NVIT International Value Fund			Beginning Account Value($) 07/01/12	Ending Account Value($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class III Shares	Actual		1,000.00	1,175.70	5.41	0.99
	Hypothetical	[b]	1,000.00	1,020.16	5.03	0.99
[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary	Templeton NVIT International Value Fund
December 31, 2012

Asset Allocation †
Common Stocks	97.5%
Mutual Fund	2.8%
Right ††	0.0%
Liabilities in excess of other assets	(0.3%)

100.0%

Top Industries †††
Commercial Banks	12.0%
Pharmaceuticals	11.3%
Oil, Gas & Consumable Fuels	10.9%
Diversified Telecommunication Services	9.1%
Insurance	7.3%
Semiconductors & Semiconductor Equipment	5.3%
Industrial Conglomerates	4.5%
Wireless Telecommunication Services	3.8%
Auto Components	2.5%
Software	1.9%
Other Industries	31.4%

100.0%

Top Holdings †††
Fidelity Institutional Money Market Fund—Institutional Class	2.8%
Samsung Electronics Co., Ltd.	2.7%
Sanofi	2.6%
Telenor ASA	2.2%
GlaxoSmithKline PLC	2.0%
Cie Generale des Etablissements Michelin, Class B	2.0%
Vodafone Group PLC	2.0%
Roche Holding AG	2.0%
DBS Group Holdings Ltd.	1.9%
Merck KGaA	1.9%
Other Holdings	77.9%

100.0%

Top Countries †††
United Kingdom	17.2%
Germany	12.8%
France	11.2%
Netherlands	8.7%
Switzerland	7.0%
South Korea	6.1%
Hong Kong	5.9%
Norway	3.9%
Spain	3.7%
Singapore	3.5%
Other Countries	20.0%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

December 31, 2012

Templeton NVIT International Value Fund

Common Stocks 97.5%

	Shares	Market Value

AUSTRIA 0.2%
Diversified Telecommunication Services 0.2%
Telekom Austria AG	81,993	$622,590

BELGIUM 0.5%
Commercial Banks 0.5%
KBC Groep NV	33,359	1,162,636

BRAZIL 1.0%
Metals & Mining 0.3%
Vale SA — Preference Shares, ADR	36,100	732,830

Oil, Gas & Consumable Fuels 0.7%
Petroleo Brasileiro SA — Preference Shares, ADR	98,590	1,902,787

		2,635,617

CANADA 1.5%
Oil, Gas & Consumable Fuels 1.5%
Husky Energy, Inc.	42,550	1,257,635
Talisman Energy, Inc.	232,900	2,634,086

		3,891,721

CHINA 2.6%
Diversified Telecommunication Services 1.5%
China Telecom Corp., Ltd., H Shares	6,680,000	3,777,175

Insurance 1.1%
China Life Insurance Co., Ltd., H Shares	809,000	2,679,458

		6,456,633

FRANCE 11.3%
Auto Components 2.0%
Cie Generale des Etablissements Michelin, Class B	52,500	5,030,492

Commercial Banks 1.0%
BNP Paribas SA	42,360	2,411,556

Diversified Telecommunication Services 2.0%
France Telecom SA	214,230	2,376,627
Vivendi SA	115,195	2,605,243

		4,981,870

Electrical Equipment 0.4%
Alstom SA	27,850	1,121,907

Insurance 1.2%
AXA SA	175,444	3,150,233

Multi-Utilities 0.5%
GDF Suez	56,710	1,168,003

Oil, Gas & Consumable Fuels 1.6%
Total SA	76,600	3,985,719

Pharmaceuticals 2.6%
Sanofi	69,340	6,575,501

		28,425,281

Common Stocks (continued)

	Shares	Market Value

GERMANY 12.9%
Air Freight & Logistics 1.1%
Deutsche Post AG REG	120,610	$2,656,495

Airlines 0.4%
Deutsche Lufthansa AG REG	49,770	940,866

Construction Materials 0.4%
HeidelbergCement AG	14,600	893,399

Industrial Conglomerates 1.8%
Siemens AG REG	41,530	4,541,328

Insurance 1.2%
Muenchener Rueckversicherungs AG REG	17,190	3,103,270

Multi-Utilities 1.0%
E.ON SE	128,480	2,409,774

Pharmaceuticals 3.7%
Bayer AG REG	48,797	4,653,369
Merck KGaA	35,370	4,661,579

		9,314,948

Semiconductors & Semiconductor Equipment 1.4%
Infineon Technologies AG	442,070	3,601,298

Software 1.9%
SAP AG	46,600	3,747,228
Software AG	27,341	1,166,405

		4,913,633

		32,375,011

HONG KONG 5.9%
Industrial Conglomerates 1.3%
Citic Pacific Ltd.	536,940	812,362
Hutchison Whampoa Ltd.	226,000	2,394,911

		3,207,273

Insurance 1.0%
AIA Group Ltd.	661,800	2,624,921

Real Estate Management & Development 1.8%
Cheung Kong Holdings Ltd.	144,000	2,240,555
Swire Pacific Ltd., Class A	158,000	1,976,411
Swire Properties Ltd.	113,400	381,933

		4,598,899

Wireless Telecommunication Services 1.8%
China Mobile Ltd.	380,000	4,471,726

		14,902,819

INDIA 1.2%
Commercial Banks 1.2%
ICICI Bank Ltd., ADR	71,580	3,121,604

12

Statement of Investments (Continued)

December 31, 2012

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

IRELAND 1.3%
Construction Materials 1.3%
CRH PLC	156,320	$3,229,411

ITALY 3.1%
Commercial Banks 1.7%
Intesa Sanpaolo SpA	1,218,422	2,107,031
UniCredit SpA*	471,099	2,319,905

		4,426,936

Oil, Gas & Consumable Fuels 1.4%
Eni SpA	141,946	3,477,323

		7,904,259

JAPAN 2.5%
Automobiles 1.9%
Nissan Motor Co., Ltd.	138,800	1,317,057
Toyota Motor Corp.	72,400	3,380,801

		4,697,858

Trading Companies & Distributors 0.6%
ITOCHU Corp.	141,000	1,490,243

		6,188,101

NETHERLANDS 8.7%
Chemicals 1.3%
Akzo Nobel NV	48,080	3,182,738

Diversified Financial Services 1.8%
ING Groep NV, CVA *	469,796	4,462,114

Energy Equipment & Services 0.6%
SBM Offshore NV *	106,192	1,497,595

Food Products 1.3%
Unilever NV, CVA	86,120	3,295,260

Industrial Conglomerates 1.5%
Koninklijke Philips Electronics NV	141,550	3,748,270

Oil, Gas & Consumable Fuels 1.5%
Royal Dutch Shell PLC, Class B, ADR	54,510	3,864,214

Professional Services 0.7%
Randstad Holding NV	50,140	1,861,052

		21,911,243

NORWAY 3.9%
Diversified Telecommunication Services 2.2%
Telenor ASA	274,630	5,591,970

Oil, Gas & Consumable Fuels 1.7%
Statoil ASA	167,110	4,211,944

		9,803,914

PORTUGAL 0.5%
Diversified Telecommunication Services 0.5%
Portugal Telecom SGPS SA REG	276,810	1,378,457

Common Stocks (continued)

	Shares	Market Value

SINGAPORE 3.5%
Commercial Banks 1.9%
DBS Group Holdings Ltd.	387,361	$4,755,445

Diversified Telecommunication Services 1.6%
Singapore Telecommunications Ltd.	1,481,000	4,029,845

		8,785,290

SOUTH KOREA 6.1%
Auto Components 0.5%
Hyundai Mobis *	4,593	1,246,123

Commercial Banks 0.9%
KB Financial Group, Inc., ADR	65,885	2,365,272

Household Durables 0.9%
LG Electronics, Inc. *	32,963	2,287,749

Metals & Mining 0.9%
POSCO	7,016	2,298,374

Semiconductors & Semiconductor Equipment 2.9%
Samsung Electronics Co., Ltd., GDR REG	9,600	6,890,924
Samsung Electronics Co., Ltd., GDR REG	500	355,416

		7,246,340

		15,443,858

SPAIN 3.7%
Commercial Banks 1.0%
Banco Santander SA	320,175	2,602,065

Diversified Telecommunication Services 1.1%
Telefonica SA	194,556	2,634,103

Oil, Gas & Consumable Fuels 1.1%
Repsol SA	133,760	2,730,406

Specialty Retail 0.5%
Industria de Diseno Textil SA	8,780	1,233,645

		9,200,219

SWEDEN 1.6%
Communications Equipment 1.1%
Telefonaktiebolaget LM Ericsson, Class B	275,080	2,778,652

Health Care Equipment & Supplies 0.5%
Getinge AB, Class B	37,792	1,284,657

		4,063,309

SWITZERLAND 7.0%
Capital Markets 1.3%
Credit Suisse Group AG REG *	56,080	1,368,709
UBS AG REG *	130,590	2,055,487

		3,424,196

Insurance 1.6%
Swiss Re AG *	54,970	3,985,261

Pharmaceuticals 3.0%
Novartis AG REG	40,810	2,578,102
Roche Holding AG	24,260	4,904,915

13

Statement of Investments (Continued)

December 31, 2012

Templeton NVIT International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Pharmaceuticals (continued)
		$7,483,017

Professional Services 1.1%
Adecco SA REG *	53,000	2,806,788

		17,699,262

TAIWAN 1.3%
Computers & Peripherals 0.3%
Compal Electronics, Inc., GDR (a)	208,952	703,374

Semiconductors & Semiconductor Equipment 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	733,214	2,452,462

		3,155,836

UNITED KINGDOM 17.2%
Aerospace & Defense 1.6%
BAE Systems PLC	719,920	4,001,451

Airlines 1.0%
International Consolidated Airlines Group SA *	806,590	2,445,894

Commercial Banks 3.8%
HSBC Holdings PLC	359,600	3,811,504
Lloyds Banking Group PLC*	3,459,960	2,757,225
Standard Chartered PLC	117,170	3,032,330

		9,601,059

Construction & Engineering 0.6%
Carillion PLC	290,380	1,513,109

Containers & Packaging 0.5%
Rexam PLC	169,010	1,209,299

Food & Staples Retailing 0.9%
Tesco PLC	411,710	2,267,937

Insurance 1.2%
Aviva PLC	477,280	2,953,383

Multiline Retail 1.1%
Marks & Spencer Group PLC	429,100	2,695,445

Oil, Gas & Consumable Fuels 1.3%
BP PLC	477,580	3,320,573

Pharmaceuticals 2.0%
GlaxoSmithKline PLC	237,920	5,180,067

Specialty Retail 1.2%
Kingfisher PLC	684,330	3,197,583

Wireless Telecommunication Services 2.0%
Vodafone Group PLC	1,993,550	5,018,295

		43,404,095

Total Common Stocks (cost $206,757,889)		245,761,166

Right 0.0%†

	Number of Rights	Market Value

SPAIN 0.0%†
Oil, Gas & Consumable Fuels 0.0%†
Repsol SA, expiring on 1/10/2013*	133,760	$81,569

Total Right (cost $—)		81,569

Mutual Fund 2.8%

	Shares	Market Value

Money Market Fund 2.8%
Fidelity Institutional Money Market
Fund—Institutional Class, 0.18% (b)	7,001,553	7,001,553

Total Mutual Fund (cost $7,001,553)		7,001,553

Total Investments (cost $213,759,442) (c) — 100.3%		252,844,288

Liabilities in excess of other assets — (0.3)%		(864,998)

NET ASSETS — 100.0%		$251,979,290

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at December 31, 2012 was $703,374 which represents 0.28% of net assets.

(b)	Represents 7-day effective yield as of December 31, 2012.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

ASA	Stock Corporation

CVA	Dutch Certificate

GDR	Global Depositary Receipt

KGaA	Limited Partnership with shares

Ltd.	Limited

NV	Public Traded Company

14

Statement of Investments (Continued)

December 31, 2012

Templeton NVIT International Value Fund (Continued)

PLC	Public Limited Company

REG	Registered Shares

SA	Stock Company

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2012

Templeton NVIT International Value Fund
Assets:
Investments, at value (cost $213,759,442)	$252,844,288
Foreign currencies, at value (cost $103)	103
Dividends receivable	318,218
Receivable for investments sold	311,836
Receivable for capital shares issued	379
Reclaims receivable	245,702
Prepaid expenses	544

Total Assets	253,721,070

Liabilities:
Payable for investments purchased	264,820
Payable for capital shares redeemed	1,179,720
Accrued expenses and other payables:
Investment advisory fees	157,453
Fund administration fees	11,445
Administrative servicing fees	101,906
Accounting and transfer agent fees	1,395
Custodian fees	1,391
Professional fees	7,493
Printing fees	12,841
Other	3,316

Total Liabilities	1,741,780

Net Assets	$251,979,290

Represented by:
Capital	$210,182,730
Accumulated undistributed net investment income	338,983
Accumulated net realized gains from investment and foreign currency transactions	2,363,363
Net unrealized appreciation/(depreciation) from investments	39,084,846
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	9,368

Net Assets	$251,979,290

Net Assets:
Class III Shares	$251,979,290

Total	$251,979,290

Shares Outstanding (unlimited number of shares authorized):
Class III Shares	20,641,964

Total	20,641,964

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class III Shares	$12.21

The accompanying notes are an integral part of these financial statements.

16

Statement of Operations

For the Year Ended December 31, 2012

Templeton NVIT International Value Fund
INVESTMENT INCOME:
Dividend income	$8,795,170
Income from securities lending (Note 2)	337,995
Other income	118
Foreign tax withholding	(730,263)

Total Income	8,403,020

EXPENSES:
Investment advisory fees	1,774,406
Fund administration fees	130,122
Administrative servicing fees Class III Shares	354,885
Professional fees	43,884
Printing fees	22,806
Trustee fees	8,961
Custodian fees	8,950
Accounting and transfer agent fees	4,984
Compliance program costs (Note 3)	667
Other	9,840

Total expenses before earnings credit	2,359,505

Earnings credit (Note 5)	(22)

Net Expenses	2,359,483

NET INVESTMENT INCOME	6,043,537

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,386,450
Net realized losses from foreign currency transactions (Note 2)	(57,212)

Net realized gains from investment and foreign currency transactions	2,329,238

Net change in unrealized appreciation/(depreciation) from investments	34,960,139

Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	18,142

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	34,978,281

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	37,307,519

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$43,351,056

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	Templeton NVIT International Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$6,043,537	$6,574,571
Net realized gains from investment and foreign currency transactions	2,329,238	4,143,276
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	34,978,281	(37,237,927)

Change in net assets resulting from operations	43,351,056	(26,520,080)

Distributions to Shareholders From:
Net investment income:
Class III	(5,788,286)	(6,778,826)
Net realized gains:
Class III	(4,085,749)	(249,427)

Change in net assets from shareholder distributions	(9,874,035)	(7,028,253)

Change in net assets from capital transactions	(10,231,312)	27,040,817

Change in net assets	23,245,709	(6,507,516)

Net Assets:
Beginning of year	228,733,581	235,241,097

End of year	$251,979,290	$228,733,581

Accumulated undistributed net investment income at end of year	$338,983	$137,441

CAPITAL TRANSACTIONS:
Class III Shares
Proceeds from shares issued	$14,078,953	$40,930,215
Dividends reinvested	9,874,035	7,028,253
Cost of shares redeemed	(34,184,300)	(20,917,651)

Total Class III Shares	(10,231,312)	27,040,817

Change in net assets from capital transactions	$(10,231,312)	$27,040,817

SHARE TRANSACTIONS:
Class III Shares
Issued	1,276,146	3,767,812
Reinvested	836,865	635,094
Redeemed	(2,989,100)	(1,709,585)

Total Class III Shares	(876,089)	2,693,321

Total change in shares	(876,089)	2,693,321

The accompanying notes are an integral part of these financial statements.

18

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Templeton NVIT International Value Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Portfolio Turnover
Class III Shares
Year Ended December 31, 2012(d)	$10.63	0.29	1.77	2.06	(0.29)	(0.19)	(0.48)	–	$12.21	19.56%	$251,979,290	1.00%	2.55%	1.00%	10.82%
Year Ended December 31, 2011(d)	$12.50	0.34	(1.86)	(1.52)	(0.34)	(0.01)	(0.35)	–	$10.63	(12.43)%	$228,733,581	0.99%	2.77%	0.99%	5.40%
Year Ended December 31, 2010(d)	$13.90	0.27	0.51	0.78	(0.27)	(1.91)	(2.18)	–	$12.50	6.35%	$235,241,097	0.99%	2.01%	0.99%	13.39%
Period Ended December 31, 2009(d)(e)	$10.00	0.10	3.98	4.08	(0.16)	(0.02)	(0.18)	–	$13.90	41.16%	$329,541,495	1.00%	0.94%	1.00%	13.06%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

19

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Templeton NVIT International Value Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered

20

Notes to Financial Statements (Continued)

December 31, 2012

open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

21

Notes to Financial Statements (Continued)

December 31, 2012

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$4,001,451	$—	$4,001,451
Air Freight & Logistics	—	2,656,495	—	2,656,495
Airlines	—	3,386,760	—	3,386,760
Auto Components	—	6,276,615	—	6,276,615
Automobiles	—	4,697,858	—	4,697,858
Capital Markets	2,055,487	1,368,709	—	3,424,196
Chemicals	—	3,182,738	—	3,182,738
Commercial Banks	5,486,876	24,959,697	—	30,446,573
Communications Equipment	—	2,778,652	—	2,778,652
Computers & Peripherals	—	703,374	—	703,374
Construction & Engineering	—	1,513,109	—	1,513,109
Construction Materials	—	4,122,810	—	4,122,810
Containers & Packaging	—	1,209,299	—	1,209,299
Diversified Financial Services	—	4,462,114	—	4,462,114
Diversified Telecommunication Services	—	23,016,010	—	23,016,010
Electrical Equipment	—	1,121,907	—	1,121,907
Energy Equipment & Services	—	1,497,595	—	1,497,595
Food & Staples Retailing	—	2,267,937	—	2,267,937
Food Products	—	3,295,260	—	3,295,260
Health Care Equipment & Supplies	—	1,284,657	—	1,284,657
Household Durables	—	2,287,749	—	2,287,749
Industrial Conglomerates	—	11,496,871	—	11,496,871
Insurance	—	18,496,526	—	18,496,526
Metals & Mining	732,830	2,298,374	—	3,031,204
Multiline Retail	—	2,695,445	—	2,695,445
Multi-Utilities	—	3,577,777	—	3,577,777
Oil, Gas & Consumable Fuels	9,658,722	17,725,965	—	27,384,687
Pharmaceuticals	—	28,553,533	—	28,553,533
Professional Services	—	4,667,840	—	4,667,840
Real Estate Management & Development	—	4,598,899	—	4,598,899
Semiconductors & Semiconductor Equipment	355,416	12,944,684	—	13,300,100
Software	—	4,913,633	—	4,913,633
Specialty Retail	—	4,431,228	—	4,431,228
Trading Companies & Distributors	—	1,490,243	—	1,490,243
Wireless Telecommunication Services	—	9,490,021	—	9,490,021
Total Common Stocks	$18,289,331	$227,471,835	$—	$245,761,166
Mutual Fund	7,001,553	—	—	7,001,553
Right	—	81,569	—	81,569
Total	$25,290,884	$227,553,404	$—	$252,844,288

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine

22

Notes to Financial Statements (Continued)

December 31, 2012

the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Repurchase Agreements

During the year ended December 31, 2012, the Fund entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Fund’s custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by the Fund may be delayed, and if the value of the collateral declines, the Fund may be unable to recover the full amount it paid under the repurchase agreements.

At December 31, 2012, the Fund held no repurchase agreements.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

During the year ended December 31, 2012, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

At December 31, 2012, the Fund had no portfolio securities on loan.

23

Notes to Financial Statements (Continued)

December 31, 2012

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses and passive foreign investment company gain/loss on sales. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(g)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(h)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of

24

Notes to Financial Statements (Continued)

December 31, 2012

Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Templeton Investment Counsel, LLC (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Trust’s Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $1 billion	0.75%
$1 billion and more	0.70%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.87% for all share classes until at least April 30, 2013.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated at any time with the consent of the Board of Trustees.

As of December 31, 2012, the Fund had no cumulative potential reimbursements.

During the year ended December 31, 2012, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended December 31, 2012, NFM received $130,122 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the

25

Notes to Financial Statements (Continued)

December 31, 2012

Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2012, the Fund’s portion of such costs amounted to $667.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class III shares of the Fund.

For the year ended December 31, 2012, NFS received $354,885 in administrative services fees from the Fund.

4. Redemption	Fees

The Fund reserves the right to assess a redemption fee on shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the shares on behalf of the contract owner for 60 days or less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held on behalf of the contract owner the longest will be redeemed first.

For the years ended December 31, 2012 and December 31, 2011, the Fund had contributions to capital due to the collection of redemption fees in the amounts of $5,797 and $11,589, respectively.

5. Bank	Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

6.  Investment Transactions

For the year ended December 31, 2012, the Fund had purchases of $24,686,606 and sales of $36,572,667 (excluding short-term securities).

26

Notes to Financial Statements (Continued)

December 31, 2012

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended December 31, 2012, the Fund recaptured $58 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$5,903,922	$3,970,113	$9,874,035	$—	$9,874,035

Amount designated as “—” is zero or has been rounded to zero.

27

Notes to Financial Statements (Continued)

December 31, 2012

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$6,781,087	$247,166	$7,028,253	$—	$7,028,253

Amount designated as “—” is zero or has been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/(Deficit)
$840,053	$1,881,501	$2,721,554	$—	$39,075,006	$41,796,560

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of December 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$213,778,650	$55,682,489	$(16,616,851)	$39,065,638

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton NVIT International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton NVIT International Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

29

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

The Fund designates $3,970,113, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals.

The Fund has derived net income from sources within foreign countries. As of December 31, 2012, the foreign source income for the Fund was $8,795,032 or $0.4261 per outstanding share.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2012, the foreign tax credit for the Fund was $240,317 or $0.0116 per outstanding share.

30

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for march FIRST, and since February 2010 as an independent management consultant.	89	None

31

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

32

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

33

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.

34

Management Information (Continued)

December 31, 2012

[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

35

Van Kampen NVIT Comstock Value Fund

AnnualReport

December 31, 2012

Contents

1	Message to Shareholders

5	Summary of Market Environment

13	Statement of Investments

16	Statement of Assets and Liabilities

18	Statement of Operations

19	Statements of Changes in Net Assets

21	Financial Highlights

22	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Supplemental Information

33	Management Information

Statement Regarding Availability of Portfolio Holdings.

Nationwide Variable Insurance Trust (the “Trust”) files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

AR-CVAL (2/13)

This page intentionally left blank

Message to Shareholders

December 31, 2012

Dear Shareholder,

The S&P 500® Index returned 16.00% for the year ended December 31, 2012. Many corporations posted stronger-than-expected corporate earnings during the reporting period, contributing to several market rallies worldwide. Yet, despite strong equity performance, 2012 was largely a period of uncertainty and unease for investors.

Throughout most of 2012, investors were concerned about the real and perceived effects of the U.S. presidential elections, uncertainty about the looming fiscal cliff, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Add to this the human and economic ramifications of Superstorm Sandy, and it is understandable why investors remained skittish.

The good news is that you have taken action to pursue your long-term financial goals. Your investment in the Nationwide Variable Insurance Trust offers a long-term investment solution driven by consistent diversification and careful risk management. You are not alone. We are facing today’s economic challenges together.

We appreciate that choosing and committing to a retirement investment plan can be an overwhelming task, especially amid uneven economic conditions. You can be confident that, along with your financial advisor, we are here to guide you regardless of the economic climate. Taking a long-term view can diminish the stress of watching day-to-day market volatility.

At Nationwide, we have the wisdom and perspective that come from a long history of looking out for our customers. Murray D. Lincoln was a farmer who believed that “people have within their own hands the tools to fashion their own destiny.” In 1925 Mr. Lincoln founded Nationwide, originally named The Ohio Farm Bureau Federation, because he wanted to provide affordable automobile insurance for a small group of farmers. The company has expanded from a one-room office to one of the largest insurance and financial services companies in the world.

Eighty years have come and gone since the Nationwide Fund was launched in 1933. We and others before us at Nationwide have helped make it possible for many families to fashion their own destinies and reach their financial goals. Eight decades of experience have taught us a lot about managing our customers’ assets through market cycles.

Thank you for entrusting your investments to the Nationwide Variable Insurance Trust Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Variable Insurance Trust

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Variable Insurance Trust Funds, please contact your variable insurance contract provider or call 1-800-848-6331. Please read the Fund’s summary prospectus and/or prospectus and its accompanying product prospectus carefully before investing any money.

Shares of Nationwide Variable Insurance Trust (NVIT) Funds are not sold to individual investors. They are sold only to separate accounts of insurance companies to fund benefits payable under variable annuity contracts and variable life insurance policies issued by life insurance companies.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of the Fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

There is no assurance that the investment objective of any fund will be achieved. Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Principal Risks

Value funds may underperform other funds that use different investing styles.

The Fund is subject to contrarian investing risk because the portfolio manager may attempt to profit by investing in a manner that differs from the current market consensus or trend.

The Fund is subject to risks associated with investing in convertible securities, real estate investment trusts

(REITs), and in stocks of smaller companies and mid-sized companies.

The Fund is subject to risks associated with investing in foreign securities.

The Fund also is subject to risks associated with investing in derivatives, including currency futures and forward foreign currency exchange contracts. Derivatives present default risks and may involve leverage, which can disproportionately increase losses and reduce opportunities for gains.

The Fund is subject to stock market risk.

Performance

Performance information found herein reflects only the performance of the Fund, and does not indicate the performance that an investor’s sub-account may experience under that investor’s variable insurance contract. Performance returns assume the reinvestment of all distributions.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance reflected does not include the fees, expenses, or surrender charges of a variable product. Had fees, expenses, and the effect of surrender charges been reflected, performance would be lower. To obtain performance information about the sub-account option under your insurance contract that invests in one of the Nationwide Variable Insurance Trust (NVIT) Funds, please contact your variable insurance carrier.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable.

2

Important Disclosures (Continued)

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®): An unmanaged index that is widely used as a measure of market risk and an indicator of investors’ expectations concerning 30-day (near-term) volatility. Referred to as the “investor fear gauge,” the VIX is constructed of forward-looking implied volatilities of a wide range of Standard & Poor’s 500® Index option prices and is calculated from calls as well as puts. VIX values of 30 or higher generally indicate a large amount of volatility driven by investor fear or uncertainty; values below 20 reflect less-stressful and even complacent investor sentiment.

FTSE NAREIT® Equity REITs Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that includes all tax-qualified equity REITs that are not designated as Timber REITs and are listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the 1,000 largest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P 500® Total Return Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change

3

Important Disclosures (Continued)

at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

This report does not consider the specific investment objectives, financial situation and particular needs of any person. When considering an investment, please keep in mind your personal investment objectives and tolerance for risk. We recommend that you consult a financial professional or tax advisor. NFG does not provide legal and tax advice.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Variable Insurance Trust Funds.

Distributors

Variable annuity and variable life insurance products are issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company, Columbus, Ohio. The general distributor is Nationwide Investment Services Corporation (NISC), Member FINRA, Columbus, OH 43215-2220. In MI only: Nationwide Investment Svcs. Corporation. NISC is not an affiliate of Invesco Advisers, Inc.

Nationwide Variable Insurance Trust Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA, King of Prussia, PA 19406. NFD is not an affiliate of Invesco Advisers, Inc.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

4

Summary of Market Environment

December 31, 2012

In January 2012, the U.S. stock market got off to a strong start, with the S&P 500® Total Return Index (S&P 500) returning 4.48%. The market continued to rally through the first quarter of 2012. Equity volatility, as measured by the Chicago Board Options Exchange (CBOE) Volatility Index® (VIX®), reduced due to mostly positive economic news in the United States. Fourth-quarter 2011 gross domestic product (GDP) came in at 3.0% and the unemployment rate fell to 8.2%, the lowest level in more than three years. This in turn had a positive impact on consumer sentiment, which hit a one-year high. The markets were further calmed by Greek debt negotiations, which resulted in new austerity measures and a bailout totaling 130 billion euros. After its January meeting, the Federal Reserve stated that the Fed was likely to maintain the federal funds rate at its current low level at least through late 2014. The S&P 500 returned 12.59% for the first quarter of 2012, which was the best first-quarter return since 1998. Overall, investors regained some of their appetite for riskier investments.

During the second quarter of 2012 recurring themes continued. The Greek sovereign debt crisis was again at the forefront of investors’ minds. In parliamentary elections in Greece voters elected the New Democracy party, rejecting the two main political parties as well as the bailout package that was previously agreed upon months earlier. Spain experienced ratings downgrades of its sovereign debt and the creditworthiness of its banks was questioned. In addition, some domestic economic indicators were softer than expected in the United States. Housing-related reports turned positive during the month of June, suggesting that the housing market had potentially hit bottom. However, consumer confidence weakened and U.S. corporate guidance predicted a downward trend in earnings for the second half of the year. The Fed disappointed investors who expected the Fed to take dramatic action in June, opting instead for a six-month extension of “Operation Twist.” The extension of “Operation Twist” means that the Fed would continue to extend the average maturity of the Fed Treasury holdings in an attempt to flatten the yield curve — a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds — and entice investors into riskier assets. (When the yield curve is flattened, shorter- and longer-term yields are very similar, reducing the incentive to invest long term.) Equity volatility returned during the second quarter of the reporting period, as measured by the VIX®. First-quarter 2012 GDP growth was 1.9% and the S&P 500 registered -2.75%. Investors fled risky assets and sought safety in the fixed-income markets.

In the third quarter of 2012, the markets performed strongly as the markets reacted to new monetary easing policies implemented both domestically and in the eurozone. Mario Draghi, president of the European Central Bank (ECB), announced the introduction of the Outright Monetary Transactions program. This program allows the ECB to make unlimited secondary-market purchases of bonds. In the United States, the Fed announced the Fed’s plans to buy $40 billion of mortgage-backed securities each month until the job market improves “substantially.” The Fed did not define “substantially,” which would determine the duration and cost of this open-ended program. Second-quarter GDP slowed to 1.3%, which may have been the catalyst for Fed Chairman Ben Bernanke’s decision. Strong jobs growth in the third quarter, despite negative revisions by the Department of Labor, helped push the unemployment rate beneath 8%. The S&P 500 returned 6.35% for the third quarter of 2012.

In October 2012, the domestic equity market, as measured by the S&P 500, registered -1.85% for the month, halting a rally which had begun in June. A large area of the northeastern United States was affected by Superstorm Sandy, which forced a weather-related shutdown of U.S. markets and caused massive damage up and down the East Coast. From a macroeconomic perspective, uncertainty loomed as investors considered the potential effects of the upcoming U.S. presidential elections, uncertainty about the so-called fiscal cliff and continued instability within the eurozone. In November, third-quarter GDP was revised to 2.7%, significantly higher than previous estimates, and the S&P 500 returned 0.58%. After November’s elections, President Obama retained the presidency by a comfortable margin and the Democrats retained control of the Senate. The unemployment rate decreased to 7.7%, the lowest level in four years. Housing market data was strong, with many measurements posting multi-year highs. Positive data contributed to an increase in consumer sentiment, which reached pre-recession levels. In December, the S&P 500 returned 0.91%. During the annual reporting period ended December 31, 2012, the S&P 500 returned 16.00%.

International stocks and emerging market stocks grew during the annual reporting period ended December 31, 2012. International stocks, as measured by the MSCI

5

Summary of Market Environment (Continued)

EAFE® Index, returned 17.32%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 18.22%.

During 2012, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth, high unemployment and an escalating European sovereign debt crisis. Unconventional monetary policy had sought to meet demand for money and shift investors into riskier assets in the hope that this would enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns still remained an issue for investors. Throughout the year investors experienced a mix of risk-on and risk-off sentiments in the markets, and central bankers battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income and other riskier assets indicated the effectiveness of central bank policy.

For the annual reporting period ended December 31, 2012, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, returned 4.22%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year US Corporate Index returned 9.44%, while the BofAML 10+ Year US Corporate Index returned 13.15% for the same reporting period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 15.78% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, returned 2.59% for the same reporting period. The real estate market, as measured by the FTSE NAREIT® Equity REITs Total Return Index, returned 15.83% for the reporting period.

6

Van Kampen NVIT Comstock Value Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended December 31, 2012, the Van Kampen NVIT Comstock Value Fund (Class I) returned 18.46% versus 17.51% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s variable insurance products Lipper peer category of Large-Cap Value Funds (consisting of 127 funds as of December 31, 2012) was 15.71% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributors to Fund performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the consumer discretionary, financials and industrials sectors.

In terms of individual Fund holdings, cable company Comcast Corp. was a strong contributor to relative Fund performance during the reporting period. Comcast is well positioned to take advantage of secular changes in broadband and content delivery, has limited competition in 70% of its territory and has been actively taking share from telecommunication companies such as Verizon Communications Inc. and AT&T Inc. as well as satellite television. Comcast’s significant free cash flow generation enabled the company to return meaningful cash to investors. Comcast has consistently bought back stock, and buybacks are expected to increase in 2013.

Fund holding eBay Inc., one of the largest Internet retailers, was another contributor to relative Fund performance during the reporting period. eBay, which has improved its user experience during the past couple of years, is attractively valued. Financial reports for eBay have been stellar, primarily due to contributions from the company’s PayPal division.

The Fund’s holdings in media company Time Warner Cable Inc. also contributed to relative Fund performance during the reporting period. Media stocks became attractive in 2008, primarily on the basis of their strong free cash flow generation in light of a very poor advertising environment. An improving economy combined with sound capital allocation by media companies has resulted in three years of outperformance; thus, many media stocks are still fairly attractive on a multi-decade historical basis. The Fund continues to trim these positions, however, as valuations reach fair value, in order to align the risk/return profile of the Fund. Time Warner Cable continued to return capital to its shareholders in terms of buying back company stock at attractive prices while offering an attractive dividend.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The most significant detractors from Fund performance relative to the Fund’s benchmark for the reporting period were the Fund’s investments in the energy, health-care and information technology sectors.

The most significant individual detractor from Fund performance during the reporting period was the Fund’s position in Hewlett-Packard Co. (HP). Investor concern drove a sell-off of HP stock during the reporting period. Various CEO and executive leadership changes at HP have resulted in inconsistent strategic plans and execution issues. At the time of this writing, HP was trading at the lowest price-to-earnings (P/E) ratio of any S&P 500 Index company in the past 20 years. (A company’s P/E ratio is a valuation ratio of a company’s current share price compared to its per-share earnings.)

During the reporting period, Fund holding Weatherford International, Ltd., a provider of oil field products and services, continued to deal with an unfavorable drilling and service environment, causing the company to be a detractor from relative Fund performance. The company is working through issues with its internal accounting controls and recently re-filed its fourth-quarter 2012 financial results. In addition, Weatherford International recently hired Transocean Inc.’s chief financial officer, who is highly regarded in the industry.

Another Fund holding that detracted from relative Fund performance during the reporting period was prescription pharmaceuticals manufacturer Bristol-Myers Squibb Co. The company posted attractive performance for the first half of 2012 due to the announcement of its intention to buy Amylin Pharmaceuticals, Inc., a move designed to broaden Bristol-Myers Squibb’s portfolio of diabetes treatments, and its decision to authorize a $3 billion stock buyback. Bristol-Myers Squibb’s stock reversed course in the third quarter of 2012, however, as investors were disappointed when the company decided to discontinue the development of a hepatitis C treatment.

7

Van Kampen NVIT Comstock Value Fund (Continued)

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

The use of forward currency contracts had a slightly negative impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage.

Derivatives can be used for both hedging and investment reasons, where all positions will be covered with either stock already owned or physical cash held at a bank. S&P 500 Index futures may be used from time to time as a short-term tool to equitize cash. (To equitize cash means to purchase derivatives and collateralize the purchase with a previously held cash equivalent position.) The Fund may also use currency forwards purely for currency hedging purposes.

Subadviser:

Invesco Advisers, Inc.

Portfolio Managers:

Devin Armstrong, CFA; Kevin Holt, CFA; Jason Leder, CFA; Matthew Seinsheimer, CFA; and James Warwick

8

Fund Performance	Van Kampen NVIT Comstock Value Fund

Average Annual Total Return1

(For periods ended December 31, 2012)

	1 Yr.	5 Yr.	10 Yr.
Class I	18.46%	1.65%	7.07%
Class II	18.17%	1.37%	6.77%
Class IV2	18.47%	1.66%	7.09%
[1]	The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

[2]

These returns, until the creation of the Class II shares (March 28, 2003) and Class IV shares (April 28, 2003), are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II and therefore are lower than the annual returns of Class I.

Expense Ratios

Expense Ratio*
Class I	0.96%
Class II	1.21%
Class IV	0.96%
*	Current effective prospectus dated April 30, 2012. Please see the Fund’s most recent prospectus for details.

These returns until the creation of the Class II shares (March 28, 2003) and Class IV shares (April 28, 2003) are based on the performance of the Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class II and Class IV shares would have produced because all classes of shares invest in the same portfolio of securities. Class II shares’ annual returns have been restated to reflect the additional fees applicable to Class II and therefore are lower than the annual returns of Class I.

9

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class I shares of the Van Kampen NVIT Comstock Value Fund versus performance of the Russell 1000® Value Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 12/31/12. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the 1,000 largest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

(b)	Calculated by The U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10

Shareholder Expense Example	Van Kampen NVIT Comstock Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2012) and continued to hold your shares at the end of the reporting period (December 31, 2012).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July 1, 2012 through December 31, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2012 through December 31, 2012. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

December 31, 2012

Van Kampen NVIT Comstock Value Fund		Beginning Account Value($) 07/01/12	Ending Account Value($) 12/31/12	Expenses Paid During Period ($) 07/01/12 - 12/31/12[a]	Expense Ratio During Period (%) 07/01/12 - 12/31/12[a]
Class I Shares	Actual	1,000.00	1,093.90	4.95	0.94
	Hypothetical[b]	1,000.00	1,020.41	4.77	0.94
Class II Shares	Actual	1,000.00	1,091.80	6.26	1.19
	Hypothetical[b]	1,000.00	1,019.15	6.04	1.19
Class IV Shares	Actual	1,000.00	1,093.90	4.95	0.94
	Hypothetical[b]	1,000.00	1,020.41	4.77	0.94

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2012 through December 31, 2012 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

11

Portfolio Summary	Van Kampen NVIT Comstock Value Fund

December 31, 2012

Asset Allocation †
Common Stocks	97.9%
Mutual Fund	2.4%
Liabilities in excess of other assets	(0.3%)

100.0%

Top Industries ††
Pharmaceuticals	10.6%
Media	9.4%
Oil, Gas & Consumable Fuels	9.4%
Diversified Financial Services	8.7%
Commercial Banks	5.2%
Insurance	4.9%
Capital Markets	4.8%
Energy Equipment & Services	4.5%
Food Products	3.8%
Health Care Providers & Services	3.6%
Other Industries	35.1%

100.0%

Top Holdings ††
Citigroup, Inc.	3.9%
JPMorgan Chase & Co.	3.2%
Comcast Corp., Class A	2.4%
Pfizer, Inc.	2.4%
Allstate Corp. (The)	2.4%
Fidelity Institutional Money Market Fund—Institutional Class	2.3%
Time Warner Cable, Inc.	2.3%
BP PLC	2.2%
Bank of New York Mellon Corp. (The)	2.2%
Microsoft Corp.	2.2%
Other Holdings	74.5%

100.0%

†	Percentages indicated are based upon net assets as of December 31, 2012.

††	Percentages indicated are based upon total investments as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

12

Statement of Investments

December 31, 2012

Van Kampen NVIT Comstock Value Fund

Common Stocks 97.9%

	Shares	Market Value

Aerospace & Defense 1.4%
Honeywell International, Inc.	21,621	$1,372,285
Textron, Inc.	48,031	1,190,688

		2,562,973

Automobiles 2.0%
General Motors Co.*	134,386	3,874,348

Capital Markets 4.8%
Bank of New York Mellon Corp. (The)	161,061	4,139,268
Goldman Sachs Group, Inc. (The)	14,831	1,891,842
Morgan Stanley	103,678	1,982,323
State Street Corp.	22,696	1,066,939

		9,080,372

Commercial Banks 5.2%
Fifth Third Bancorp	128,106	1,945,930
PNC Financial Services Group, Inc.	46,429	2,707,275
U.S. Bancorp	35,328	1,128,376
Wells Fargo & Co.	118,952	4,065,780

		9,847,361

Communications Equipment 1.1%
Cisco Systems, Inc.	106,198	2,086,791

Computers & Peripherals 1.5%
Hewlett-Packard Co.	198,933	2,834,795

Diversified Financial Services 8.7%
Bank of America Corp.	257,414	2,986,003
Citigroup, Inc.	184,218	7,287,664
JPMorgan Chase & Co.	139,260	6,123,262

		16,396,929

Diversified Telecommunication Services 1.5%
AT&T, Inc.	30,235	1,019,222
Verizon Communications, Inc.	41,572	1,798,820

		2,818,042

Electric Utilities 2.3%
FirstEnergy Corp.	36,643	1,530,212
PPL Corp.	96,791	2,771,126

		4,301,338

Electrical Equipment 1.2%
Emerson Electric Co.	43,824	2,320,919

Electronic Equipment, Instruments & Components 1.3%
Corning, Inc.	188,422	2,377,886

Energy Equipment & Services 4.5%
Halliburton Co.	108,888	3,777,325
Noble Corp.	27,593	960,788

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Weatherford International Ltd.*	335,416	$3,753,305

		8,491,418

Food & Staples Retailing 1.9%
CVS Caremark Corp.	64,680	3,127,278
Wal-Mart Stores, Inc.	8,196	559,213

		3,686,491

Food Products 3.8%
Archer-Daniels-Midland Co.	46,427	1,271,636
Kraft Foods Group, Inc.	18,522	842,195
Mondelez International, Inc., Class A	66,159	1,685,070
Tyson Foods, Inc., Class A	54,582	1,058,891
Unilever NV, NYRS-NL	60,685	2,324,235

		7,182,027

Health Care Providers & Services 3.6%
Cardinal Health, Inc.	37,001	1,523,701
UnitedHealth Group, Inc.	63,690	3,454,546
WellPoint, Inc.	31,089	1,893,942

		6,872,189

Hotels, Restaurants & Leisure 0.9%
Carnival Corp.	48,961	1,800,296

Household Durables 0.5%
Newell Rubbermaid, Inc.	40,437	900,532

Household Products 0.3%
Procter & Gamble Co. (The)	9,732	660,705

Industrial Conglomerates 2.1%
General Electric Co.	187,732	3,940,495

Insurance 5.0%
Aflac, Inc.	14,740	782,989
Allstate Corp. (The)	112,612	4,523,624
MetLife, Inc.	54,778	1,804,387
Travelers Cos., Inc. (The)	31,066	2,231,160

		9,342,160

Internet Software & Services 3.4%
eBay, Inc.*	61,391	3,132,169
Yahoo!, Inc.*	161,678	3,217,392

		6,349,561

Machinery 1.5%
Ingersoll-Rand PLC	59,778	2,866,953

Media 9.5%
Comcast Corp., Class A	122,533	4,580,283
News Corp., Class B	118,238	3,102,565
Time Warner Cable, Inc.	45,390	4,411,454

13

Statement of Investments (Continued)

December 31, 2012

Van Kampen NVIT Comstock Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Media (continued)
Time Warner, Inc.	36,307	$1,736,564
Viacom, Inc., Class B	76,108	4,013,936

		17,844,802

Metals & Mining 1.1%
Alcoa, Inc.	236,361	2,051,613

Multiline Retail 1.3%
Kohl’s Corp.	21,744	934,557
Target Corp.	25,944	1,535,107

		2,469,664

Oil, Gas & Consumable Fuels 9.4%
BP PLC, ADR-UK	101,314	4,218,715
Chevron Corp.	24,737	2,675,059
Murphy Oil Corp.	52,663	3,136,082
Occidental Petroleum Corp.	25,671	1,966,655
QEP Resources, Inc.	79,584	2,409,008
Royal Dutch Shell PLC, Class A, ADR-NL	48,352	3,333,870

		17,739,389

Paper & Forest Products 1.9%
International Paper Co.	88,450	3,523,848

Pharmaceuticals 10.6%
Bristol-Myers Squibb Co.	103,883	3,385,547
GlaxoSmithKline PLC, ADR-UK	44,160	1,919,635
Merck & Co., Inc.	92,033	3,767,831
Novartis AG REG	31,369	1,981,683
Pfizer, Inc.	182,445	4,575,721
Roche Holding AG, ADR-CH	33,469	1,690,184
Sanofi, ADR-FR	57,583	2,728,283

		20,048,884

Semiconductors & Semiconductor Equipment 0.6%
Intel Corp.	51,164	1,055,513

Software 2.2%
Microsoft Corp.	153,489	4,102,761

Specialty Retail 1.9%
Lowe’s Cos., Inc.	68,004	2,415,502
Staples, Inc.	95,844	1,092,622

		3,508,124

Wireless Telecommunication Services 0.9%
Vodafone Group PLC, ADR-UK	64,709	1,630,020

Total Common Stocks (cost $156,016,187)		184,569,199

Mutual Fund 2.4%

	Shares	Market Value

Money Market Fund 2.4%
Fidelity Institutional Money Market Fund — Institutional Class, 0.18% (a)	4,429,353	$4,429,353

Total Mutual Fund (cost $4,429,353)		4,429,353

Total Investments (cost $160,445,540) (b) — 100.3%		188,998,552

Liabilities in excess of other assets — (0.3%)		(566,319)

NET ASSETS — 100.0%		$188,432,233

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of December 31, 2012.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

CH	Switzerland

FR	France

Ltd.	Limited

NL	Netherlands

NV	Public Traded Company

NYRS	New York Registry Shares

PLC	Public Limited Company

REG	Registered Shares

UK	United Kingdom

14

Statement of Investments (Continued)

December 31, 2012

Van Kampen NVIT Comstock Value Fund (Continued)

At December 31, 2012, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	Mellon Bank Pittsburgh	1/15/13	(1,165,750)	$(1,865,754)	$(1,893,649)	$(27,895)
British Pound	Citibank NA	1/15/13	(821,640)	(1,315,115)	(1,334,676)	(19,561)
British Pound	State Street Bank and Trust	1/15/13	(798,160)	(1,277,481)	(1,296,535)	(19,054)
British Pound	Canadian Imperial Bank of Commerce	1/15/13	(1,584,580)	(2,535,922)	(2,573,998)	(38,076)
Euro	Mellon Bank Pittsburgh	1/15/13	(1,174,887)	(1,518,935)	(1,550,958)	(32,023)
Euro	Citibank NA	1/15/13	(1,640,286)	(2,120,783)	(2,165,326)	(44,543)
Euro	State Street Bank and Trust	1/15/13	(1,722,300)	(2,226,822)	(2,273,592)	(46,770)
Euro	Canadian Imperial Bank of Commerce	1/15/13	(1,464,541)	(1,893,272)	(1,933,327)	(40,055)
Swiss Franc	Mellon Bank Pittsburgh	1/15/13	(862,229)	(926,490)	(942,914)	(16,424)
Swiss Franc	Citibank NA	1/15/13	(864,238)	(928,649)	(945,111)	(16,462)
Swiss Franc	State Street Bank and Trust	1/15/13	(1,207,120)	(1,297,093)	(1,320,079)	(22,986)

Total Short Contracts				$(17,906,316)	$(18,230,165)	$(323,849)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
British Pound	State Street Bank and Trust	1/15/13	270,847	$433,038	$439,964	$6,926
Euro	Mellon Bank Pittsburgh	1/15/13	444,862	574,006	587,259	13,253
Swiss Franc	State Street Bank and Trust	1/15/13	160,579	172,294	175,606	3,312

Total Long Contracts				$1,179,338	$1,202,829	$23,491

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

December 31, 2012

Van Kampen NVIT Comstock Value Fund
Assets:
Investments, at value (cost $160,445,540)	$188,998,552
Foreign currencies, at value (cost $96)	97
Dividends receivable	265,589
Receivable for capital shares issued	819
Unrealized appreciation on forward foreign currency contracts (Note 2)	23,491
Prepaid expenses	422

Total Assets	189,288,970

Liabilities:
Payable for investments purchased	113,964
Payable for capital shares redeemed	217,635
Unrealized depreciation on forward foreign currency contracts (Note 2)	323,849
Accrued expenses and other payables:
Investment advisory fees	109,468
Fund administration fees	10,656
Distribution fees	28,095
Administrative servicing fees	29,713
Accounting and transfer agent fees	618
Custodian fees	1,086
Professional fees	9,929
Printing fees	11,030
Other	694

Total Liabilities	856,737

Net Assets	$188,432,233

Represented by:
Capital	$237,561,368
Accumulated undistributed net investment income	331,484
Accumulated net realized losses from investment, forward and foreign currency transactions	(77,713,274)
Net unrealized appreciation/(depreciation) from investments	28,553,012
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(300,358)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1

Net Assets	$188,432,233

Net Assets:
Class I Shares	$36,558,677
Class II Shares	133,606,077
Class IV Shares	18,267,479

Total	$188,432,233

16

Statement of Assets and Liabilities (Continued)

December 31, 2012

Van Kampen NVIT Comstock Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class I Shares	3,201,643
Class II Shares	11,760,203
Class IV Shares	1,599,506

Total	16,561,352

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares	$11.42
Class II Shares	$11.36
Class IV Shares	$11.42

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended December 31, 2012

Van Kampen NVIT Comstock Value Fund
INVESTMENT INCOME:
Dividend income	$4,656,105
Other income	92
Interest income	(389)

Total Income	4,655,808

EXPENSES:
Investment advisory fees	1,286,685
Fund administration fees	123,158
Distribution fees Class II Shares	327,361
Administrative servicing fees Class I Shares	55,575
Administrative servicing fees Class II Shares	196,419
Administrative servicing fees Class IV Shares	27,629
Professional fees	23,918
Printing fees	22,990
Trustee fees	7,024
Custodian fees	7,035
Compliance program costs (Note 3)	741
Other	8,678

Total expenses before earnings credit	2,087,213

Earnings credit (Note 4)	(23)

Net Expenses	2,087,190

NET INVESTMENT INCOME	2,568,618

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	13,982,330
Net realized losses from forward and foreign currency transactions (Note 2)	(308,143)

Net realized gains from investment, forward and foreign currency transactions	13,674,187

Net change in unrealized appreciation/(depreciation) from investments	15,361,046
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(300,358)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	15,060,689

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	28,734,876

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$31,303,494

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	Van Kampen NVIT Comstock Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$2,568,618	$2,331,577
Net realized gains from investment, forward and foreign currency transactions	13,674,187	13,507,899
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	15,060,689	(19,243,209)

Change in net assets resulting from operations	31,303,494	(3,403,733)

Distributions to Shareholders From:
Net investment income:
Class I	(446,468)	(527,609)
Class II	(1,320,290)	(1,448,793)
Class IV	(223,576)	(259,164)

Change in net assets from shareholder distributions	(1,990,334)	(2,235,566)

Change in net assets from capital transactions	(23,839,875)	(94,693)

Change in net assets	5,473,285	(5,733,992)

Net Assets:
Beginning of year	182,958,948	188,692,940

End of year	$188,432,233	$182,958,948

Accumulated undistributed net investment income at end of year	$331,484	$96,011

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued	$2,634,191	$4,621,184
Dividends reinvested	446,468	527,609
Cost of shares redeemed	(8,723,595)	(9,902,080)

Total Class I Shares	(5,642,936)	(4,753,287)

Class II Shares
Proceeds from shares issued	4,472,609	17,556,866
Dividends reinvested	1,320,290	1,448,793
Cost of shares redeemed	(21,442,625)	(12,406,522)

Total Class II Shares	(15,649,726)	6,599,137

Class IV Shares
Proceeds from shares issued	410,840	965,023
Dividends reinvested	223,576	259,164
Cost of shares redeemed	(3,181,629)	(3,164,730)

Total Class IV Shares	(2,547,213)	(1,940,543)

Change in net assets from capital transactions	$(23,839,875)	$(94,693)

19

Statements of Changes in Net Assets (Continued)

	Van Kampen NVIT Comstock Value Fund
	Year Ended December 31, 2012	Year Ended December 31, 2011
SHARE TRANSACTIONS:
Class I Shares
Issued	240,503	447,424
Reinvested	39,666	53,149
Redeemed	(804,372)	(957,279)

Total Class I Shares	(524,203)	(456,706)

Class II Shares
Issued	418,454	1,839,835
Reinvested	117,843	146,963
Redeemed	(2,023,644)	(1,220,325)

Total Class II Shares	(1,487,347)	766,473

Class IV Shares
Issued	37,665	96,820
Reinvested	19,864	26,116
Redeemed	(295,174)	(311,120)

Total Class IV Shares	(237,645)	(188,184)

Total change in shares	(2,249,195)	121,583

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Van Kampen NVIT Comstock Value Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover(b)
Class I Shares
Year Ended December 31, 2012(c)	$9.76	0.17	1.63	1.80	(0.14)	–	(0.14)	$11.42	18.46%	$36,558,677	0.94%	1.55%	0.94%	14.32%
Year Ended December 31, 2011(c)	$10.13	0.14	(0.37)	(0.23)	(0.14)	–	(0.14)	$9.76	(2.32)%	$36,364,938	0.96%	1.39%	0.96%	25.55%
Year Ended December 31, 2010(c)	$8.88	0.11	1.28	1.39	(0.14)	–	(0.14)	$10.13	15.77%	$42,365,519	0.97%	1.22%	0.97%	34.99%
Year Ended December 31, 2009(c)	$6.99	0.11	1.86	1.97	(0.08)	–	(0.08)	$8.88	28.55%	$43,338,047	0.96%	1.52%	0.96%	36.39%
Year Ended December 31, 2008	$11.50	0.20	(4.38)	(4.18)	(0.19)	(0.14)	(0.33)	$6.99	(36.99)%	$44,542,409	0.94%	2.03%	0.94%	44.30%

Class II Shares
Year Ended December 31, 2012(c)	$9.71	0.14	1.62	1.76	(0.11)	–	(0.11)	$11.36	18.17%	$133,606,077	1.19%	1.30%	1.19%	14.32%
Year Ended December 31, 2011(c)	$10.08	0.12	(0.38)	(0.26)	(0.11)	–	(0.11)	$9.71	(2.55)%	$128,660,247	1.18%	1.19%	1.18%	25.55%
Year Ended December 31, 2010(c)	$8.84	0.09	1.27	1.36	(0.12)	–	(0.12)	$10.08	15.45%	$125,809,524	1.22%	0.97%	1.22%	34.99%
Year Ended December 31, 2009(c)	$6.96	0.09	1.86	1.95	(0.07)	–	(0.07)	$8.84	28.27%	$85,611,402	1.24%	1.30%	1.24%	36.39%
Year Ended December 31, 2008	$11.45	0.16	(4.35)	(4.19)	(0.16)	(0.14)	(0.30)	$6.96	(37.22)%	$86,316,563	1.28%	1.68%	1.28%	44.30%

Class IV Shares
Year Ended December 31, 2012(c)	$9.76	0.17	1.63	1.80	(0.14)	–	(0.14)	$11.42	18.47%	$18,267,479	0.94%	1.55%	0.94%	14.32%
Year Ended December 31, 2011(c)	$10.13	0.14	(0.37)	(0.23)	(0.14)	–	(0.14)	$9.76	(2.32)%	$17,933,763	0.95%	1.40%	0.95%	25.55%
Year Ended December 31, 2010(c)	$8.89	0.11	1.27	1.38	(0.14)	–	(0.14)	$10.13	15.64%	$20,517,897	0.97%	1.22%	0.97%	34.99%
Year Ended December 31, 2009(c)	$6.99	0.11	1.87	1.98	(0.08)	–	(0.08)	$8.89	28.69%	$21,235,639	0.96%	1.56%	0.96%	36.39%
Year Ended December 31, 2008	$11.50	0.20	(4.37)	(4.17)	(0.20)	(0.14)	(0.34)	$6.99	(36.96)%	$27,221,697	0.90%	2.07%	0.90%	44.30%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not ocurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares methods.

The accompanying notes are an integral part of these financial statements.

21

Notes to Financial Statements

December 31, 2012

1.  Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2012, the Trust operates fifty-four (54) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Van Kampen NVIT Comstock Value Fund (the “Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

The Fund is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets

—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of

22

Notes to Financial Statements (Continued)

December 31, 2012

Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including but not limited to the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods.

Securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded and are generally categorized as Level 1 investments within the hierarchy. Fair valuation factors are provided by an independent pricing service provider. When the fair value factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on the primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

23

Notes to Financial Statements (Continued)

December 31, 2012

The following table provides a summary of the inputs used to value the Fund’s net assets as of December 31, 2012. Please refer to the Statement of Investments for additional information for portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$2,562,973	$—	$—	$2,562,973
Automobiles	3,874,348	—	—	3,874,348
Capital Markets	9,080,372	—	—	9,080,372
Commercial Banks	9,847,361	—	—	9,847,361
Communications Equipment	2,086,791	—	—	2,086,791
Computers & Peripherals	2,834,795	—	—	2,834,795
Diversified Financial Services	16,396,929	—	—	16,396,929
Diversified Telecommunication Services	2,818,042	—	—	2,818,042
Electric Utilities	4,301,338	—	—	4,301,338
Electrical Equipment	2,320,919	—	—	2,320,919
Electronic Equipment, Instruments & Components	2,377,886	—	—	2,377,886
Energy Equipment & Services	8,491,418	—	—	8,491,418
Food & Staples Retailing	3,686,491	—	—	3,686,491
Food Products	7,182,027	—	—	7,182,027
Health Care Providers & Services	6,872,189	—	—	6,872,189
Hotels, Restaurants & Leisure	1,800,296	—	—	1,800,296
Household Durables	900,532	—	—	900,532
Household Products	660,705	—	—	660,705
Industrial Conglomerates	3,940,495	—	—	3,940,495
Insurance	9,342,160	—	—	9,342,160
Internet Software & Services	6,349,561	—	—	6,349,561
Machinery	2,866,953	—	—	2,866,953
Media	17,844,802	—	—	17,844,802
Metals & Mining	2,051,613	—	—	2,051,613
Multiline Retail	2,469,664	—	—	2,469,664
Oil, Gas & Consumable Fuels	17,739,389	—	—	17,739,389
Paper & Forest Products	3,523,848	—	—	3,523,848
Pharmaceuticals	18,067,201	1,981,683	—	20,048,884
Semiconductors & Semiconductor Equipment	1,055,513	—	—	1,055,513
Software	4,102,761	—	—	4,102,761
Specialty Retail	3,508,124	—	—	3,508,124
Wireless Telecommunication Services	1,630,020	—	—	1,630,020
Total Common Stocks	$182,587,516	$1,981,683	$—	$184,569,199
Forward Foreign Currency Contracts	—	23,491	—	23,491
Mutual Fund	4,429,353	—	—	4,429,353
Total Assets	$187,016,869	$2,005,174	$—	$189,022,043
Liabilities:
Forward Foreign Currency Contracts	—	(323,849)	—	(323,849)
Total Liabilities	$—	$(323,849)	$—	$(323,849)
Total	$187,016,869	$1,681,325	$—	$188,698,194

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

24

Notes to Financial Statements (Continued)

December 31, 2012

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) on forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2012:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of December 31, 2012

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts Currency risk	Unrealized appreciation on forward foreign currency contracts	$23,491
Total		$23,491
Liabilities:
Forward Foreign Currency Contracts Currency risk	Unrealized depreciation on forward foreign currency contracts	$(323,849)
Total		$(323,849)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2012

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts Currency risk	$(312,081)
Total	$(312,081)

25

Notes to Financial Statements (Continued)

December 31, 2012

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended December 31, 2012

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts Currency risk	$(300,358)
Total	$(300,358)

The Fund began investing in forward foreign currency contracts in July 2012.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2012 are primarily attributable to foreign currency gains and losses. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(f)	Federal Income Taxes

The Fund has elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

26

Notes to Financial Statements (Continued)

December 31, 2012

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(g)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Invesco Advisers, Inc. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the twelve months ended December 31, 2012, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $50 million	0.80%
$50 million up to $250 million	0.65%
$250 million up to $500 million	0.60%
$500 million and more	0.55%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

27

Notes to Financial Statements (Continued)

December 31, 2012

During the year ended December 31, 2012, NFM received $123,158 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006 between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the twelve months ended December 31, 2012, the Fund’s portion of such costs amounted to $741.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of Class II shares of the Fund at an annual rate of 0.25%.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class I and Class II shares and 0.20% of the average daily net assets of Class IV shares of the Fund.

For the year ended December 31, 2012, NFS received $279,623 in administrative services fees from the Fund.

4.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended December 31, 2012. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Prior to July 19, 2012, interest would have been charged at 1.25% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund. In addition, prior to February 28, 2012, JPMorgan provided earnings credits to reduce its fees when the Fund maintained cash on deposit in Demand Deposit Accounts (“DDAs”). These earnings credits were used to offset the costs of the DDAs, which were allocable to the Fund. Subsequent to February 28, 2012, the Fund is no longer charged for the use of DDAs, and earnings credits no longer accrue.

5.  Investment Transactions

For the twelve months ended December 31, 2012, the Fund had purchases of $25,864,024 and sales of $45,169,797 (excluding short-term securities).

28

Notes to Financial Statements (Continued)

December 31, 2012

6.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

7.  New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

8.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the twelve months ended December 31, 2012, the Fund recaptured $5,268 of brokerage commissions.

9.  Federal Tax Information

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$1,990,334	$—	$1,990,334	$—	$1,990,334

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$2,235,566	$—	$2,235,566	$—	$2,235,566

Amounts designated as “—” are zero or have been rounded to zero.

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$31,125	$—	$31,125	$(71,290,391)	$22,130,131	$(49,129,135)

Amount designated as “—” is zero or has been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

29

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$166,868,423	$34,341,001	$(12,210,872)	$22,130,129

As of December 31, 2012, for federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Amount	Expires
$8,880,483	2016
62,409,908	2017

During the year ended December 31, 2012, for federal income tax purposes, the Fund utilized capital loss carryforwards of $11,820,557 to offset capital gains.

10.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Van Kampen NVIT Comstock Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen NVIT Comstock Value Fund (a series of Nationwide Variable Insurance Trust, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, brokers and underlying fund’s transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 20, 2013

31

Supplemental Information

December 31, 2012 (Unaudited)

Other Federal Tax Information

For the taxable period ended December 31, 2012, the percentage of income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations is 100%.

32

Management Information

December 31, 2012

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding to 2012.	89	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	89	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to present, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
C. Brent DeVore 1940	Trustee since June 1990	Dr. DeVore served as the interim President of Greensboro College from 2009 through April 2010. He served as President of Otterbein College from July 1984 through July 2009, and as President of Davis and Elkins College from 1982 through 1984.	89	None
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden was VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of west coast business development for marchFIRST, and since February 2010 as an independent management consultant.	89	None

33

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	89	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	89	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	89	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S., and serves his community and the philanthropic field in numerous leadership capacities.	89	None

34

Management Information (Continued)

December 31, 2012

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	89	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

35

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments.	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

36

Management Information (Continued)

December 31, 2012

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

37

Item 2.	Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a) (1)	Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

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3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Paula H. J. Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4.	Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended December 31, 2011, and December 31, 2012.

	2011	2012
Audit Fees	$758,726	$790,866
Audit-Related Fees	$22,546	$27,646
Tax Fees	$254,202	$232,025
All Other Fees	$0	$0
Total	$1,035,474	$1,050,537

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2011, and December 31, 2012.

	2011	2012
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None
Total	None	None

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(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2011, and December 31, 2012:

	2011	2012
Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None
Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2011, and December 31, 2012:

	2011	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

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4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended December 31, 2012, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended December 31, 2011, and December 31, 2012, were $0 and $0, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 C.F.R. § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 C.F.R. §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6.	Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 C.F.R. § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Instruction of paragraph (a)

Schedule I – Investments In Securities of unaffiliated issuers filed under this Item must be audited, except that in the case of a report on this Form N-CSR as of the end of a fiscal half-year Schedule I – Investments in securities of unaffiliated issuers need not be audited.

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(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP”) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested. This Item 6(b) shall terminate one year after the first date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 C.F.R. § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

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Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 C.F.R. § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11.	Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 C.F.R. § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 C.F.R. § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 C.F.R. § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 C.F.R. § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12.	Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 C.F.R. § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*	/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	February 26, 2013

NATIONWIDE VARIABLE INSURANCE TRUST

By (Signature and Title)*	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	February 26, 2013

*	Print the name and title of each signing officer under his or her signature.

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